UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number	811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas New York, New York 10104
(Address of principal executive offices)

PATRICIA LOUIE, ESQ. Vice President and Associate General Counsel AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, New York 10104
(Name and Address of Agent for Service)

Copies to:

CLIFFORD J. ALEXANDER, ESQ.

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 778-9000

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 - December 31, 2008

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

2008 Annual Report

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semi-annual shareholder reports fully and fairly represents their financial position.

EQ Advisors Trust Annual Report

December 31, 2008

NOTES ON PERFORMANCE

Total Returns

Performance of the EQ Advisors Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust Portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Each of the EQ Advisors Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA and/or Class IB shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 1998, through December 31, 2008. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. They have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. Investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

All Asset Allocation Index (time-weighted)

All Asset Allocation Index (time-weighted) is a hypothetical combination of unmanaged indices. The composite index is made up of 45% S&P 500 Index, 30% Barclays Capital Aggregate Bond Index, 20% Morgan Stanley Capital International EAFE Index, and 5% NAREIT Equity REIT Index.

Conservative Allocation Index (time-weighted)

Conservative Allocation Index (time-weighted) is a hypothetical combination of unmanaged indices. The composite index is made up of 80% Barclays Capital Aggregate Bond Index, 15% S&P 500 Index and 5% Morgan Stanley Capital International EAFE Index.

Conservative-Plus Allocation Index (time-weighted)

Conservative-Plus Allocation Index (time-weighted) is a hypothetical combination of unmanaged indices. The composite index is made up of 60% Barclays Capital Aggregate Bond Index, 30% S&P 500 Index and 10% Morgan Stanley Capital International EAFE Index.

Moderate Allocation Index (time-weighted)

Moderate Allocation Index (time-weighted) is a hypothetical combination of unmanaged indices. The composite index is made up of 50% Barclays Capital Aggregate Bond Index, 35% S&P 500 Index and 15% Morgan Stanley Capital International EAFE Index.

Moderate-Plus Allocation Index (time-weighted)

Moderate-Plus Allocation Index (time-weighted) is a hypothetical combination of unmanaged indices. The composite index is made up of

30% Barclays Capital Aggregate Bond Index, 50% S&P 500 Index and 20% Morgan Stanley Capital International EAFE Index.

Aggressive Allocation Index (time-weighted)

Aggressive Allocation Index (time-weighted) is a hypothetical combination of unmanaged indices. The composite index is made up of 10% Barclays Capital Aggregate Bond Index, 65% S&P 500 Index and 25% Morgan Stanley Capital International EAFE Index.

Moderate Allocation Index

The Moderate Allocation Index is a hypothetical combination of unmanaged indices. The composite index combines the total return of the S&P 500 and the Barclays Capital Aggregate Bond Index at a weighting of 50% and 50%, respectively.

Barclays Capital Aggregate Bond Index

An unmanaged index considered representative of the U.S. investment-grade fixed-rate bond market. Includes government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital Intermediate Government Bond Index

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

Barclays Capital Long Government/Credit Bond Index

An unmanaged benchmark representing the long-term, investment grade U.S. bond market.

Barclays Capital 1-3 Year Government/Credit Index

An unmanaged index that represents all U.S. Treasury and agency securities with maturities ranging from 1-3 years.

Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index

An unmanaged index consisting of the U.S. Treasury Inflation-Protected Securities Market.

Merrill Lynch Global Broad Market ex U.S. Index

Index tracks the performance of investment grade public debt issued in the major domestic and eurobond markets, excluding U.S. dollar.

Merrill Lynch U.S. High Yield Master Cash Pay Only Index

Measures the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Morgan Stanley Capital International (MSCI) EAFE Index

An unmanaged index considered representative of the market structure of the developed equity markets in Europe, Australia and the Far East.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index

An unmanaged index considered representative of stock markets of developing countries.

MSCI AC World Index ex. U.S. Growth

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the 22 developed and the 25 emerging markets and has growth investment style characteristics.

MSCI World Index

An unmanaged index considered representative of stock markets of developed countries.

NOTES ON PERFORMANCE

NAREIT Equity REIT Index

Provides investors with a comprehensive family of REIT performance indices that spans the commercial real estate space across the US economy.

Russell 1000® Index

An unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000® Growth Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000® Value Index

An unmanaged index which contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index

An unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Value Index

An unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Growth Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 2500™ Value Index

An unmanaged index which contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 3000® Index

An unmanaged index which measures the performance of the 3,000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Mid Cap Growth Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000 index with higher price-to-book ratios and higher forecasted growth values.

Russell Mid Cap Value Index

An unmanaged index that measures the performance of those companies among the smallest 800 securities in the Russell 1000 index with a less-than-average growth orientation.

Standard & Poor’s (S&P) 500 Index

An unmanaged index which contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market.

Standard & Poor’s (S&P) Mid Cap 400 Index

An unmanaged index which tracks mid-sized companies. Today, mid-caps are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large-caps and small-caps. It covers approximately 7% of the U.S. equities market.

3-Month Treasury Bill Index

A negotiable debt obligation issued by the U.S. government and backed by its full faith and credit, having a maturity of one year or less.

ALL ASSET ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	(30.37)%	(1.75)%	(1.51)%	8.68%
All Asset Allocation Index (time-weighted)	(27.28)	(1.32)	1.02	7.50
Moderate Allocation Index†	(17.94)	1.40	2.40	8.22
*	Date of inception 8/1/88
†	In 2008, the Investment Manager revised the Portfolio’s benchmark index to be the All Asset Allocation Index (Time-Weighted), which more closely reflects the market sectors in which the Portfolio invests.
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

On September 9, 2005, the EQ/Enterprise Managed Portfolio was reorganized into the EQ/Enterprise Moderate Allocation Portfolio (now known as the All Asset Allocation Portfolio). Prior to September 9, 2005, the Portfolio invested directly in securities, rather than pursuing a “Fund of Funds” strategy.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (30.37)% for the year ended December 31, 2008. The Portfolio’s benchmark, the All Asset Allocation Index (time-weighted), returned (27.28)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2008

U.S equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	As of December 31, 2008, the Portfolio was invested in 31 underlying EQ Advisors Trust and AXA Premier VIP Portfolios and 10 exchange traded funds (ETFs).

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (24.1%), international bonds (1.4%) and high yield bonds (0.9%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (9.5%), large cap value stocks (10.1%), international stocks (20.2%) and small and mid cap stocks (18.4%).

•	The Portfolio also had 2.8% in real estate and 12.6% in alternative investments.

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the All Asset Allocation Portfolio will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

ALL ASSET ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/International Core PLUS Portfolio	7.9%
EQ/BlackRock Basic Value Equity Portfolio	7.0
EQ/Long Term Bond Portfolio	5.7
EQ/Large Cap Growth PLUS Portfolio	5.4
Multimanager International Equity Portfolio	4.6
EQ/AXA Rosenberg Long/Short Value Portfolio	4.4
Multimanager Core Bond Portfolio	4.2
EQ/Short Duration Bond Portfolio	4.1
EQ/Large Cap Core PLUS Portfolio	4.1
Multimanager Large Cap Core Equity Portfolio	4.0
Multimanager Large Cap Value Portfolio	3.6
EQ/BlackRock International Value Portfolio	3.5
EQ/GAMCO Small Company Value Portfolio	3.2
EQ/PIMCO Real Return Portfolio	3.1
EQ/Van Kampen Emerging Markets Equity Portfolio	2.8
EQ/GAMCO Mergers & Acquisitions Portfolio	2.7
iShares COMEX Gold Trust	2.6
EQ/Davis New York Venture Portfolio	2.4
EQ/Van Kampen Real Estate Portfolio	2.4
Multimanager Small Cap Growth Portfolio	2.3
EQ/Franklin Small Cap Value Portfolio	2.1
EQ/Marsico Focus Portfolio	2.0
EQ/Boston Advisors Equity Income Portfolio	1.9
Multimanager Mid Cap Value Portfolio	1.7
iShares S&P North American Natural Resources Sector Index Fund	1.6
EQ/Quality Bond PLUS Portfolio	1.5
EQ/Evergreen International Bond Portfolio	1.2
EQ/Money Market Portfolio	1.1
Multimanager High Yield Portfolio	1.0
EQ/Small Company Index Portfolio	0.9
iShares MSCI EAFE Small Cap Index Fund	0.7
iShares S&P Global Energy Sector Index Fund	0.6
Multimanager Mid Cap Growth Portfolio	0.6
iShares Silver Trust	0.5
iShares S&P World ex-U.S. Property Index Fund	0.5
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	0.5
iShares Dow Jones U.S. Utilities Sector Index Fund	0.4
EQ/Large Cap Value PLUS Portfolio	0.4
iShares JP Morgan USD Emerging Markets Bond Fund	0.3
Multimanager Small Cap Value Portfolio	0.3
iShares S&P Global Clean Energy Index Fund	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other

Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IB
Actual	$1,000.00	$741.60	$1.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.38	1.78
*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*
Portfolio – IA Shares	(36.65)%	(25.07)%
Portfolio – IB Shares	(36.92)	(25.34)
MSCI World Index	(38.22)	(24.64)
*	Date of inception 4/30/07. Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (36.65)% for the year ended December 31, 2008. The Portfolio’s benchmark, the MSCI World Index, returned (38.22)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

•	The EQ/Mutual Shares Portfolio was the largest detractor from performance, underperforming the S&P 500 for the year.

•	The EQ/Templeton Growth Portfolio slightly outperformed its benchmark, the MSCI World Index, during the year.

•	The EQ/Franklin Income Portfolio was the largest contributor to performance, outperforming the S&P 500 for the year due to the Portfolio’s fixed income holdings.

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the EQ/Franklin Templeton Founding Strategy Portfolio will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/Franklin Income Portfolio	35.3%
EQ/Mutual Shares Portfolio	32.9
EQ/Templeton Growth Portfolio	31.8

EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$715.60	$0.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,025.14	0.00
Class IB
Actual	1,000.00	713.30	1.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.88	1.27
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.00% and 0.25%, respectively, multiplied by 184/366 (to reflect the one-half year period for the hypothetical example).

EQ/INTERNATIONAL ETF PORTFOLIO

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*
Portfolio – IA Shares	(42.62)%	(13.57)%
Portfolio – IB Shares	(42.68)	(13.75)
MSCI EAFE Index	(43.38)	(13.80)
*	Date of inception 8/25/06
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (42.62)% for the year ended December 31, 2008. The Portfolio’s benchmark, the MSCI EAFE Index, returned (43.38)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying Portfolio allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying Exchange Traded Portfolios (“ETFs”) and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the year ended December 31, 2008

•

Portfolio underweight positions to Europe, especially the United Kingdom and France, contributed the most to the outperformance. Also, an underweight to Australia contributed positively to performance for the year.

•	An overweight position in Spain added value to the Portfolio for the year.

•	The Portfolio’s underweight position to Japan detracted from performance for the year due to the strength of the yen.

•	The Portfolio’s emerging market exposure, especially in China, hurt performance for the year.

EQ/INTERNATIONAL ETF PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
iShares MSCI EAFE Index Fund	25.8%
iShares S&P Europe 350 Index Fund	16.9
iShares MSCI Japan Index Fund	8.6
iShares MSCI Germany Index Fund	7.6
iShares MSCI Emerging Markets Index Fund	7.5
iShares MSCI Italy Index Fund	5.8
iShares MSCI Spain Index Fund	4.2
iShares FTSE/Xinhua China 25 Index Fund	3.9
iShares MSCI France Index Fund	3.9
iShares MSCI Pacific ex-Japan Index Fund	2.7
iShares MSCI Austria Investable Market Index Fund	2.0
iShares MSCI Canada Index Fund	1.5
iShares MSCI Netherlands Investable Market Index Fund	1.5
iShares MSCI BRIC Index Fund	1.2
iShares MSCI Sweden Index Fund	1.2
iShares MSCI Australia Index Fund	1.1
iShares MSCI Belgium Investable Market Index Fund	1.1
iShares MSCI Singapore Index Fund	1.1
iShares S&P Latin America 40 Index Fund	0.7
iShares MSCI Mexico Investable Market Index Fund	0.6
iShares MSCI Turkey Investable Market Index Fund	0.6
iShares MSCI Hong Kong Index Fund	0.4
iShares MSCI Malaysia Index Fund	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08- 12/31/08
Class IA
Actual	$1,000.00	$641.20	$1.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.13	2.03
Class IB
Actual	1,000.00	641.00	2.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.87	3.30
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.40% and 0.65%, respectively, multiplied by 184/366 (to reflect the one-half year period for the hypothetical example).

CROSSINGS CONSERVATIVE ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Total Returns as of 12/31/08

Since Inception*
Portfolio – IA Shares	(7.35)%
Portfolio – IB Shares	(7.45)
Conservative Allocation Index (time-weighted)	(5.31)
*	Date of inception 1/2/08
Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (7.35)% for the period January 2, 2008 through December 31, 2008. The Portfolio’s benchmark, the Conservative Allocation Index (time-weighted), returned (5.31)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the period January 2, 2008 - December 31, 2008

U.S equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (69.3%), international bonds (6.0%), and high yield bonds (5.0%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (5.1%), large cap value stocks (4.9%), international stocks (5.1%) and small and mid cap stocks (4.6%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

CROSSINGS CONSERVATIVE ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/Bond Index Portfolio	60.8%
EQ/Equity 500 Index Portfolio	11.3
EQ/PIMCO Real Return Portfolio	7.0
EQ/Evergreen International Bond Portfolio	6.6
Multimanager High Yield Portfolio	5.5
EQ/International Core PLUS Portfolio	2.9
EQ/Large Cap Core PLUS Portfolio	2.1
EQ/International ETF Portfolio	1.5
EQ/Large Cap Growth PLUS Portfolio	1.2
EQ/Van Kampen Emerging Markets Equity Portfolio	0.9
EQ/Mid Cap Value PLUS Portfolio	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$938.70	$0.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class IB
Actual	1,000.00	938.60	0.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.13	1.02
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.10% and 0.20%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

CROSSINGS CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Total Returns as of 12/31/08

Since Inception*
Portfolio – IA Shares	(16.56)%
Portfolio – IB Shares	(16.65)
Conservative-Plus Allocation Index (time-weighted)	(14.45)
*	Date of inception 1/2/08
Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (16.56)% for the period January 2, 2008 through December 31, 2008. The Portfolio’s benchmark, the Conservative-Plus Allocation Index (time-weighted), returned (14.45)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the period January 2, 2008 - December 31, 2008

U.S equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (52.8%), international bonds (5.1%), and high yield bonds (3.9%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (8.7%), large cap value stocks (8.3%), international stocks (10.6%) and small and mid cap stocks (10.6%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

CROSSINGS CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/Bond Index Portfolio	44.8%
EQ/Equity 500 Index Portfolio	17.6
EQ/PIMCO Real Return Portfolio	6.1
EQ/International Core PLUS Portfolio	6.1
EQ/Evergreen International Bond Portfolio	5.6
EQ/Large Cap Core PLUS Portfolio	5.4
Multimanager High Yield Portfolio	4.4
EQ/International ETF Portfolio	3.9
EQ/Small Company Index Portfolio	2.5
EQ/Large Cap Growth PLUS Portfolio	2.0
EQ/Van Kampen Emerging Markets Equity Portfolio	1.2
EQ/Mid Cap Value PLUS Portfolio	0.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$861.10	$0.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class IB
Actual	1,000.00	860.20	0.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.13	1.02
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.10% and 0.20%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

CROSSINGS MODERATE ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Total Returns as of 12/31/08

Since Incept.*
Portfolio – IA Shares	(21.12)%
Portfolio – IB Shares	(21.20)
Moderate Allocation Index (time-weighted)	(18.99)
*	Date of inception 1/2/08
Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (21.12)% for the period January 2, 2008 through December 31, 2008. The Portfolio’s benchmark, the Moderate Allocation Index (time-weighted), returned (18.99)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the period January 2, 2008 - December 31, 2008

U.S equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (44.6%), international bonds (4.0%), and high yield bonds (3.2%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (10.0%), large cap value stocks (9.5%), international stocks (14.3%) and small and mid cap stocks (14.4%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

CROSSINGS MODERATE ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/Bond Index Portfolio	37.5%
EQ/Equity 500 Index Portfolio	16.7
EQ/Large Cap Core PLUS Portfolio	10.5
EQ/International Core PLUS Portfolio	7.8
EQ/PIMCO Real Return Portfolio	5.2
EQ/Small Company Index Portfolio	4.9
EQ/International ETF Portfolio	4.6
EQ/Evergreen International Bond Portfolio	4.4
Multimanager High Yield Portfolio	3.6
EQ/Van Kampen Emerging Markets Equity Portfolio	2.4
EQ/Large Cap Growth PLUS Portfolio	2.0
EQ/Mid Cap Value PLUS Portfolio	0.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$824.20	$0.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class IB
Actual	1,000.00	824.20	0.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.13	1.02
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.10% and 0.20%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

CROSSINGS MODERATE-PLUS ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Total Returns as of 12/31/08
Since Inception*
Portfolio - IA Shares	(28.32)%
Portfolio - IB Shares	(28.08)
Moderate-Plus Allocation Index (time-weighted)	(27.09)
* Date of inception 1/2/08
Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (28.32)% for the period January 2, 2008 through December 31, 2008. The Portfolio’s benchmark, the Moderate-Plus Allocation Index (time-weighted), returned (27.09)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the period January 2, 2008 - December 31, 2008

U.S equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (30.5%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (13.4%), large cap value stocks (12.9%), international stocks (21.9%) and small and mid cap stocks (21.3%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

CROSSINGS MODERATE-PLUS ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/Bond Index Portfolio	28.9%
EQ/Equity 500 Index Portfolio	20.4
EQ/Large Cap Core PLUS Portfolio	17.2
EQ/International Core PLUS Portfolio	13.9
EQ/Small Company Index Portfolio	8.1
EQ/International ETF Portfolio	5.3
EQ/Van Kampen Emerging Markets Equity Portfolio	3.7
EQ/Large Cap Growth PLUS Portfolio	1.8
EQ/Mid Cap Value PLUS Portfolio	0.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$769.20	$0.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class IB
Actual	1,000.00	767.30	0.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.13	1.02
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.10% and 0.20%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

CROSSINGS AGGRESSIVE ALLOCATION PORTFOLIO

PERFORMANCE RESULTS

Total Returns as of 12/31/08
Since Inception*
Portfolio - IA Shares	(35.78)%
Portfolio - IB Shares	(35.85)
Aggressive Allocation Index (time-weighted)	(34.57)
*	Date of inception 1/2/08
Returns for periods less than one year are not annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (35.78)% for the period January 2, 2008 through December 31, 2008. The Portfolio’s benchmark, the Aggressive Allocation Index (time-weighted), returned (34.57)% over the same period.

Portfolio Adviser

A team of professionals within the AXA Funds Management Group, a unit of AXA Equitable Life Insurance Company, determines the strategic asset class and underlying fund allocations for the Portfolio. The team is also responsible for the ongoing evaluation and selection of underlying funds and monitoring the overall investment process and performance for the Portfolio.

Portfolio Highlights

For the period January 2, 2008 - December 31, 2008

U.S equity markets experienced their worst-performing year since the 1930s, as all sectors of global stock markets finished the year with sizeable declines. The declines accelerated in the fourth quarter of the year, following credit market turmoil that peaked in September with the government bailouts of AIG, Fannie Mae and Freddie Mac and the demise of Lehman Brothers.

The bond market experienced a historic flight to U.S. Treasury bonds, driving yields down across the Treasury yield curve. By year-end, 10-year Treasuries were yielding 2.2%, the lowest in more than a half century. However, high-yield bonds suffered from the flight to quality and their yields increased and prices declined. The “credit spreads” between Treasuries and high-yield bonds of comparable maturity reached record levels.

•	The Portfolio’s fixed income allocation consisted of investment grade bonds (10.8%).

•	The Portfolio’s equity allocation consisted of large cap growth stocks (17.9%), large cap value stocks (17.4%), international stocks (26.7%) and small and mid cap stocks (27.2%).

Since this Portfolio invests directly in underlying Portfolios, all risks associated with the eligible underlying Portfolios apply to the Portfolio. Investing in the AXA Allocation Portfolios will involve a higher overall cost than if you were to invest directly in their underlying Portfolios.

CROSSINGS AGGRESSIVE ALLOCATION PORTFOLIO

Portfolio Allocation (as a percentage of Total Investment Companies) As of December 31, 2008
EQ/Equity 500 Index Portfolio	28.2%
EQ/Large Cap Core PLUS Portfolio	22.6
EQ/International Core PLUS Portfolio	18.1
EQ/Small Company Index Portfolio	9.9
EQ/Bond Index Portfolio	8.7
EQ/International ETF Portfolio	5.9
EQ/Van Kampen Emerging Markets Equity Portfolio	3.9
EQ/Large Cap Growth PLUS Portfolio	2.0
EQ/Mid Cap Value PLUS Portfolio	0.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period 7/1/08- 12/31/08*
Class IA
Actual	$1,000.00	$698.00	$0.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.63	0.51
Class IB
Actual	1,000.00	697.30	0.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.13	1.02
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.10% and 0.20%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO ADVISER

➢    AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	(43.67)%	(4.95)%	(2.85)%	10.17%
Portfolio – IB Shares*	(43.81)	(5.19)	(3.10)	9.93
S&P 500 Index†	(37.00)	(2.19)	(1.38)	10.27
Russell 3000 Index	(37.31)	(1.95)	(0.80)	N/A
*	Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
†	In 2008, the Investment Manager revised the Portfolio’s benchmark index to be the Russell 3000 Index, which more closely reflects the market sectors in which the Portfolio invests.
**	Date of inception 1/13/76
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (43.67)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 3000 Index, returned (37.31)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

In the growth component of the Portfolio:

•	During the quarter, the Portfolio benefited from an underweight in the Energy sector as well as an overweight in the Auto and Transportation sectors.

•

On a stock specific level, Continental Airlines was a positive contributor in reaction to the significant decline in energy prices. NASDAQ OMX contributed to performance as the company continued to gain market share in NYSE-listed stocks.

•	Additionally, Celgene, the biotech firm, contributed positively as it continued to see robust sales of Revlimid, used to treat Myelodysplastic Syndrome (MDS) and Multiple Myeloma (MM).

In the value component of the Portfolio:

•	In the value component of the Portfolio, an overweight position in the Consumer Staples sector contributed positively to performance.

•	Select financial names also contributed to performance, including insurer Ace Limited and JPMorgan Chase.

What hurt performance during the year

In the growth component of the Portfolio:

•

In the growth component of the Portfolio, from a sector basis, an overweight position in the Technology sector had the biggest negative impact followed by that of an overweight position in the Financials sector.

•

The largest detraction on a stock-specific basis came from Lehman Brothers. The company was forced to file for bankruptcy in September after it was unable to raise additional capital or sell the firm to insure viability. JDS Uniphase was another poor performer as telecom operators pared discretionary spending on the firm’s high margin test and measurement business.

•	Another underperformer was Fannie Mae, which suffered from investor concern that losses on the existing mortgage portfolio would more than offset the higher margins associated with new mortgage loans.

In the value component of the Portfolio:

•

In the value component, stock selection in the Financials sector detracted from performance due to an underestimation of the severity and abruptness of the downward spiral of mark-to market losses and rating-agency downgrades.

•	Also detracting was an underweight position in both the Utilities and Health Care sectors.

Portfolio Positioning and Outlook

On December 1, 2008, the Portfolio transitioned to an all-cap index Portfolio designed to track the Russell 3000 Index. The Index measures the performance of the largest 3000 U.S. companies and represents approximately 98% of the investable U.S. equity market. AllianceBernstein L.P. will remain as subadvisor to the Portfolio.

It is not possible to invest directly in an unmanaged index such as the Russell 3000 Index.

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	15.3%
Health Care	14.4
Financials	14.3
Energy	12.2
Industrials	11.4
Consumer Staples	11.3
Consumer Discretionary	9.1
Utilities	4.4
Materials	3.4
Telecommunication Services	3.4
Cash and Other	0.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$687.40	$2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.12	3.05
Class IB
Actual	1,000.00	686.50	3.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.86	4.32
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.60% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES

PORTFOLIO ADVISER

➢    AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	3.56%	3.58%	4.63%	5.70%
Portfolio – IB Shares*	3.19	3.33	4.36	4.88
Barclays Capital Intermediate Government Bond Index	10.43	5.30	5.74	6.55
*	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 4/1/91
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The wholesale flight to safety intensified in the fourth quarter, as evidence mounted that the global economy was entering a recession. The yield on U.S. Treasury bills remained stuck near zero, showing that investors were willing to forgo a return on their investment in exchange for a safe place to park their cash. Government bond yields also hit or neared record lows in many major economies. Spreads on investment-grade corporate bonds shot to peaks unseen since the 1930s, and equity markets extended some of the worst declines on record. Most fixed income sectors deeply underperformed Treasuries for the year.

What hurt performance during the year:

Against this backdrop, the Portfolio’s exposure to Commercial Mortgage-backed Securities (CMBS) proved detrimental to performance.

Additionally, its exposure to non-agency mortgage (Alt-A) held back returns while an underweight position in Treasuries relative to the benchmark contributed negatively to returns.

Portfolio Positioning and Outlook

On January 15, 2009, the Portfolio transitioned to an index strategy and was renamed the EQ/Intermediate Government Bond Index Portfolio. Under the new strategy, the Portfolio will invest at least 80% of its net assets in securities, or instruments that invest in securities that comprise the Barclays Capital Intermediate Government Bond Index. The index consists of a well-diversified portfolio of U.S. Treasury and agency securities with a maximum final maturity of ten years. SSgA Funds Management Group, Inc. (“SSgA FM”) replaced AllianceBernstein L.P. as the subadviser to the portfolio.

It is not possible to invest directly in an unmanaged index such as the Barclays Capital Intermediate Government Bond Index.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Characteristics As of December 31, 2008
Weighted Average Life (Years)	4.4
Weighted Average Coupon (%)	4.7
Weighted Average Modified Duration (Years)*	3.6
Weighted Average Rating	AAA
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/08	% of Net Assets
U.S. Government and Agency	85.4%
Corporate Bonds	7.2
Asset Backed Securities	6.6
Cash and Other	0.8

100.0%

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$1,010.10	$6.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.60	6.60
Class IB
Actual	1,000.00	1,008.10	8.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.19	9.02
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.65% and 0.90%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO ADVISER

➢    AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	(50.66)%	(1.26)%	(0.65)%	1.50%
Portfolio – IB Shares*	(50.83)	(1.51)	(0.91)	1.20
MSCI EAFE Index	(43.38)	1.66	0.80	3.15
*	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 4/3/95
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (50.66)% for the year ended December 31, 2008. The Portfolio’s benchmark, the MSCI EAFE Index, returned (43.38)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Stock selection in the Consumer Staples sector contributed positively to returns.

•	Outperformance by a number of Health Care stocks contributed to positive performance including Teva Pharmaceuticals and Novartis.

•	An overweight position in the Energy sector was additive to returns.

What hurt performance during the year

•	Stock selection in the Financials sector detracted the most from returns, including Portfolio holdings in HBOS.

•	Positions in Xstrata, Mitsubishi and Renault held back performance.

•	An overweight position in the Materials sector put a drag on returns.

Portfolio Positioning and Outlook

The increased volatility and pervasive fear that have driven down markets and the Portfolio’s relative performance over the last year are creating ideal conditions for active management. Unusually, the opportunity does not favor active managers in any one style. To an unprecedented extent, today’s extraordinarily difficult conditions are creating opportunities for both growth and value managers.

Sector Weightings as of 12/31/08	% of Net Assets
Financials	22.4%
Health Care	10.5
Energy	10.3
Industrials	10.2
Materials	9.4
Consumer Staples	9.1
Consumer Discretionary	8.6
Telecommunication Services	8.0
Utilities	6.9
Information Technology	5.1
Cash and Other	(0.5)

Total	100.0%

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$893.60	$4.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.64	4.27
Class IB
Actual	1,000.00	892.60	5.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.39	5.52
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.85% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

➢    AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	(44.52)%	(1.96)%	1.28%	2.78%
Portfolio – IB Shares	(44.66)	(2.20)	1.02	2.53
Russell 2500 Growth Index	(41.50)	(2.24)	0.75	2.72
*	Date of inception 5/1/97.
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (44.52)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 2500 Growth Index, returned (41.50)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

Sector allocation was a positive contributor to relative returns. An overweight position to the strongly performing Health Care sector for most of the year and an underweight position to the poorly performing Financials sector in the first half of the year helped relative returns.

•	Stock selection in the Consumer/Commercial Services and Energy sectors was a strong positive contributor.

•	Leading individual stock contributors were Strayer Education, Netflix and Greenhill.

What hurt performance during the year

•	Stock selection in the Industrials, Technology and Health Care sectors was a large negative contributor to relative returns.

•	The Portfolio’s overweight to the poorly performing Energy sector late in the year was a negative contributor.

•	On an individual basis, the largest negative stock contributors included Chicago Bridge & Iron, MF Global and Bucyrus International.

Portfolio Positioning and Outlook

At the end of 2008, economic conditions appear certainly grim. The U.S. led much of the developed world into recession, while emerging-market economies that have powered global growth in recent years, such as China, have slowed sharply. In the manager’s opinion, the scenarios reflected in market valuations—and the comparisons with the Great Depression—are overblown. Excessive pessimism is creating extraordinary opportunities to profit from eventual recovery in the markets and to take advantage of widespread mispricings through active management. While the global economy faces its most challenging environment in decades, the building blocks of an eventual recovery are falling into place. As tempting as it may be for investors to stay on the sidelines until a recovery is clearly under way, history suggests that this would be a mistake. The market has afforded many opportunities to improve the Portfolio by adding good growth companies with strong fundamentals at attractive prices.

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Industrials	19.8%
Health Care	18.2
Information Technology	17.3
Financials	15.0
Consumer Discretionary	14.7
Energy	6.1
Materials	2.5
Utilities	2.2
Consumer Staples	2.0
Telecommunication Services	1.2
Cash and Other	1.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$627.90	$3.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.66	4.52
Class IB
Actual	1,000.00	627.00	4.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.79
*

Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.89% and 1.14%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/ARIEL APPRECIATION II PORTFOLIO

PORTFOLIO ADVISER

➢    Ariel Capital Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*
Portfolio – IA Shares	(38.32)%	(10.61)%
Portfolio – IB Shares	(38.50)	(10.85)
Russell Mid Cap Value Index	(38.44)	(9.00)
*	Date of inception 10/3/05.
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (38.32)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell Mid Cap Value Index, returned (38.44)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Relative to the benchmark, the Portfolio was overweight in the Information Technology sector where strong stock selection aided performance positively.

•	An overweight position and stock selection in the Industrials sector helped relative performance for the period.

•	On an individual basis, Accenture Ltd., a global management consulting, technology services and outsourcing company, was a leading contributor to positive performance.

•

Other contributors to positive performance were Baxter International, Inc., a global, diversified healthcare company (Health Care sector); City National Corp. (Financials sector); and Clorox Co. (Consumer Staples sector).

What hurt performance during the year

•	A significant overweight position in the Consumer Discretionary sector was the leading detractor from relative performance.

•	An underweight position and stock selection in the Financials sector detracted from relative performance.

•	A significant underweight position in the Utilities sector held back performance.

•

On an individual basis, leading detractors from relative performance included Gannett Co., Inc., a leading international news and information company (Consumer Discretionary sector); Janus Capital Group, Inc., a global investment manager (Financials sector); CB Richard Ellis Group, leading commercial real estate services firm (Financials sector); and, CBS Corp., a leading television broadcasting and production company (Consumer Discretionary sector).

Portfolio Positioning and Outlook

Nobody can accurately predict market bottoms, and stocks can run sooner and higher than most imagine when gloom and doom fill the air. No one knows whether stocks will continue the current run or lose ground again. But the deleveraging and risk aversion that pounded markets across the globe this fall have perhaps done their worst damage. Moreover, stocks remain—even after recent gains—much cheaper than they have been for most of the last quarter century.

EQ/ARIEL APPRECIATION II PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Consumer Discretionary	26.0%
Financials	24.0
Health Care	13.0
Information Technology	12.0
Industrials	10.2
Consumer Staples	8.6
Energy	2.1
Cash and Other	4.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$695.70	3.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57
Class IB
Actual	1,000.00	694.30	4.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.84
*

Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO ADVISER

➢    AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	(5.43)%	2.03%	1.13%
Portfolio – IB Shares	(5.71)	1.94	1.05
3-Month Treasury Bill Index	2.06	3.25	3.00
*	Investment operations commenced with respect to Class IA shares on June 15, 2007.

Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.

Returns for periods greater than one year are annualized

**	Date of inception 5/1/03

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.71)% for the year ended December 31, 2008. The Portfolio’s benchmark, the 3-Month Treasury Bill Index, returned 2.06% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

Contribution from economic risk factor exposures – particularly the Portfolio’s underweight to companies with high leverage and to stocks with high trading activity - was strongly positive for the year.

•

The Consumer Discretionary sector contributed positively to performance. The Portfolio’s overweight position to Dollar Tree and an underweight position to Tiffany & Co due to the shift in retail consumers’ buying patterns to discount stores as the economy slowed and consumer confidence declined.

What hurt performance during the year

•	Contribution from industry exposures and stock selection was negative for the year.

•	Weak stock selection in sectors such as Financials and Industrials hurt performance.

•

In Financials, weak stock selection in Insurance stocks detracted from performance, such as an underweight position in Fidelity National Financial and Philadelphia Consolidated Holding. The stock prices of both went up during the year.

•	In Industrials, overweights in commodities related industries hurt performance, such as United Airlines, AGCO Corp, and Harsco Corp.

Portfolio Positioning and Outlook

The markets for the quarter and for the year have been challenging for active managers, particularly for those focused on earnings. Valuations between companies have expanded and investors have increasingly taken dispersed views on individual company’s earnings and return potential. This increased dispersion of current valuations and future earnings potential provides opportunities for fundamental stock pickers.

The belief that companies with superior future earnings will be rewarded with superior market performance remains the key underpinning of the manager’s investment process. We act on this belief by investing in companies with higher expected future earnings (per dollar invested) than those of their peers. Unfortunately, 2008 was marked by emotion-driven investor sentiment, which rotated dramatically due to market uncertainty, putting extreme pressure on the link between earnings and stock price appreciation. In our opinion, we believe that investors will ultimately have to reconcile the prices paid for stocks with the earnings they generate.

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

Sector Weightings (Long Positions) as of 12/31/08	% of Net Assets
Information Technology	25.9%
Consumer Discretionary	18.4
Industrials	14.6
Health Care	10.8
Energy	6.8
Financials	6.2
Materials	4.7
Consumer Staples	3.5
Utilities	3.0
Telecommunication Services	2.1
Cash and Other	4.0

Total	100.0%

Sector Weightings (Short Positions) as of 12/31/08	% of Investments
Industrials	19.0%
Information Technology	17.1
Consumer Discretionary	15.4
Financials	13.3
Materials	11.7
Energy	10.1
Health Care	8.4
Utilities	2.9
Telecommunication Services	1.6
Consumer Staples	0.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$913.40	$16.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,008.30	16.91
Class IB
Actual	1,000.00	911.50	17.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,006.79	18.41
*

Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 3.35% and 3.65%, respectively, (which includes dividend expense) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO ADVISER

➢    BlackRock Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Year	Since Incept.**
Portfolio – IA Shares*	(36.36)%	(2.19)%	3.26%	5.16%
Portfolio – IB Shares	(36.55)	(2.45)	3.09	5.02
Russell 1000 Value Index	(36.85)	(0.79)	1.36	4.54
*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/97
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (36.36)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Value Index, returned (36.85)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

Favorable stock selection and an overweight in the Pharmaceuticals and Equipment & Services segments of the Health Care sector benefited performance during the reporting period led by shares of Bristol-Myers Squibb Co. and Wyeth.

•

An underweight in diversified services and mortgage-related companies within the Financials sector aided comparative results. On an individual-stock basis, the Portfolio’s position in Travelers Cos. proved advantageous, as did reduced weightings in Citigroup Inc. and Wachovia Corp.

•	Within the Energy sector, favorable stock selection had a positive impact on Portfolio returns as shares of Exxon Mobil Corp. advanced during the reporting period.

•	Underweighting the Industrials sector, most notably industrial conglomerates such as General Electric Co., contributed positively.

•	In the Consumer Staples sector, the combination of stock selection and allocation decision benefited relative performance.

•	Results generated from successful stock selection in Telecommunication Services more than offset disappointing results derived from underweighting the sector.

What hurt performance during the year

•

Detracting from the Portfolio’s performance over the year was the combination of stock selection and an overall overweight positioning in the Information Technology sector, where Fairchild Semiconductor International Inc. and Micron Technology Inc. were particularly weak performers.

•	Stock selection was disappointing within the Materials sector as performance of Alcoa Inc. did not produce the results anticipated.

•

In the Consumer Discretionary sector, the combination of stock selection and an underweight, most notably in specialty retailers and, hotels and leisure related companies (e.g. The Home Depot Inc. and McDonald’s Corp.), had a negative impact on performance.

•	Underweighting the Utilities sector proved unfavorable as well.

Portfolio Positioning and Outlook

At year-end, the Portfolio was overweight in Information Technology, Energy and Health Care, and underweight in Financials, Industrials, Utilities and Consumer Discretionary. The Portfolio was neutral in the Consumer Staples, Materials and Telecommunication Services sectors.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

The economy quickly caught up with the financial sector meltdown experienced at the beginning of 2008, firmly pushing the US into a recession. During the last six months, many financial institutions disappeared from the landscape, were acquired by major bank corporations, or were bailed out by the government. The speed at which all this occurred led the financial system down a path of destructive self-fulfilling panic selling and a stampede from risk. In our opinion, this sequence of events has created an opportunity to profit as an eventual economic recovery assuages the current bubble of investor fear.

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	15.7%
Health Care	15.5
Financials	13.4
Energy	13.0
Consumer Staples	11.8
Industrials	7.1
Telecommunication Services	7.0
Consumer Discretionary	6.7
Materials	3.2
Utilities	3.0
Cash and Other	3.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$726.40	$2.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.67	3.51
Class IB
Actual	1,000.00	725.50	4.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.41	4.77
*

Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.69% and 0.94%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO ADVISER

➢    BlackRock Investment Management International Limited

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Year	Since Incept.**
Portfolio – IA Shares*	(42.97)%	1.52%	2.45%	4.48%
Portfolio – IB Shares	(43.15)	1.26	2.27	4.33
MSCI EAFE Index	(43.38)	1.66	0.80	2.52
*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/97
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (42.97)% for the year ended December 31, 2008. The Portfolio’s benchmark, the MSCI EAFE Index, returned (43.38)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

During the period, sector allocation was the primary driver of returns. The Portfolio benefited from taking profits in the Materials and Energy sectors at the end of the second quarter of 2008, and re-investing some of the proceeds into the Health Care and Consumer Staples sectors.

•	The Portfolio’s underweight stance in the Financials sector, especially banks, was beneficial to performance.

•

The best-performing stocks within the Portfolio were mainly large-cap, defensive names, and included holdings in Consumer Staples, Telecommunication Services and Pharmaceuticals. Selected holdings within the Insurance and Materials sectors proved advantageous as well.

What hurt performance during the year

•	The Portfolio’s regional allocation was marginally negative, with modest exposure to emerging markets detracting from performance.

•	Stock selection within the Banking sector was the main detractor from performance, as a number of holdings underperformed on fears of a renewed worsening of the credit cycle.

•	Stock selection within the Utilities sector also disappointed, as power utilities were negatively affected by falling oil prices.

•	Selected holdings in the Materials sector hampered Portfolio performance. Within the Consumer Discretionary sector, the Portfolio’s exposure to automobiles proved unfavorable.

Portfolio Positioning and Outlook

At the end of the year, the Portfolio was overweight relative to the benchmark in the Financials sector, mainly through an overweight in Insurance, while underweight in Banks. The Portfolio was also overweight in the Telecommunication Services sector. By contrast, at year-end, the Portfolio was underweight in both the Consumer Staples and Consumer Discretionary sectors, as well as in the Utilities sector. At the regional level, the Portfolio was underweight in Europe, and overweight in Japan, Asia and selected emerging markets as the year closed.

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	25.6%
Industrials	10.9
Health Care	10.1
Telecommunication Services	8.9
Energy	8.6
Materials	8.4
Consumer Discretionary	8.3
Consumer Staples	7.8
Utilities	5.3
Information Technology	4.0
Cash and Other	2.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$647.60	$4.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.06	5.13
Class IB
Actual	1,000.00	646.80	5.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.80	6.39
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.01% and 1.26%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/BOND INDEX PORTFOLIO

PORTFOLIO ADVISER

➢    SSgA Funds Management, Inc.***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	5.49%	3.81%	4.74%	6.90%
Portfolio – IB Shares *	5.32	3.57	4.42	6.29
Barclays Capital Aggregate Bond Index	5.24	4.65	5.63	8.19
*	Date of inception 6/20/05. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 3/1/85
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

*** Effective December 1, 2008, SSgA Funds Management, Inc. replaced Standish Mellon Asset Management Company LLC as the subadvisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.49% for the year ended December 31, 2008. The Portfolio’s benchmark, the Barclays Capital Aggregate Bond Index, returned 5.24% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

Fixed Income Highlights

•	Maintaining the index structure as closely as possible

•	Higher quality bonds such as Aaa significantly outperformed their lower quality counterparts such a Baa rated securities.

•

Longer maturity bonds also performed relatively better than shorter maturity ones, as the Federal Reserve cut the Fed fund rate from 4.25% at the beginning of 2008 to 0.25% at its December 16, 2008 meeting. Yield on government securities, as a result, has dropped across maturity segments.

•

As the financial crisis intensifies, U.S. Treasury securities were the largest beneficiary of the so called flight to quality by investors seeking safe investments. The longer the maturity, the better the return. This was consistent with the aforementioned performance by maturity segments.

•

The spread sectors, in general, have underperformed the Treasury. Outside Treasury, the Government-related issues excluding the U.S. Mortgage Backed Securities (MBS) were the second best performer in the benchmark followed by U.S. MBS.

•

Prior to the Federal Government placing Fannie Mae and Freddie Mac into conservatorship on September 7, 2008, the spread between securities issued by these agencies and the Treasury had widened to its historical high. Since then, the spread has come down significantly, as has performance.

•	The U.S. corporate sector has performed poorly relatively to the benchmark return during the year. Financial institutions’ issues were the worst performer in this sector.

•	Within the securitized area, Home Equity Asset-backed securities and Commercial Mortgage backed securities were the two worst performers.

Portfolio Positioning and Outlook

We will continue to structure this index portfolio in Quality and Duration, as well as Sector diversification to follow as closely as possible, the characteristics of the Barclays Capital Aggregate Bond Index Benchmark, without taking on the additional risk typical of an actively managed account.

It is not possible to invest directly in an unmanaged index such as the Barclays Capital Aggregate Bond Index.

EQ/BOND INDEX PORTFOLIO

Portfolio Characteristics As of December 31, 2008
Weighted Average Life (Years)	5.3
Weighted Average Coupon (%)	5.2
Weighted Average Modified Duration (Years)*	3.7
Weighted Average Rating	AA
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/08	% of Net Assets
U.S. Government and Agency	72.3%
Corporate Bonds	19.4
Asset-Backed and Mortgage-Backed Securities	4.8
Foreign Government Securities	2.7
Cash and Other	0.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$1,044.60	$2.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.87	2.29
Class IB
Actual	1,000.00	1,043.90	3.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.45% and 0.70%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO ADVISER

➢    Boston Advisors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares**	(32.11)%	0.58%	1.10%	1.27%
Portfolio – IB Shares	(32.34)	0.36	0.99	1.16
Russell 1000 Value Index	(36.85)	(0.79)	1.36	1.67
*	Date of inception 12/1/98
**	Date of inception 12/13/04. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (32.11)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Value Index, returned (36.85)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

Significant positions in large international pharmaceutical companies buoyed the Portfolio. Shares of Bristol-Myers Pfizer and Wyeth all performed well during the year. The Health Care sector managed a respectable return for the year, widely outpacing the broader market.

•

Purchasing Corn Products, after it bottomed out on the news that its planned merger with Bunge Ltd. was being called off, added significant value. After the initial purchase, CPO moved upward by the end of the year. In general, the Consumer Staples sector performed very well, falling approximately only half of the broad market’s decline.

•

Additions to the Financials sector toward the end of the year, after underweighting the sector during the year, proved helpful. Purchasing Ameriprise Financial, Douglas Emmit and small life insurer Protective Life saw subsequent stock price rallies up to the end of the year. Also, an overweight of high quality insurers added significant value – specifically Chubb, Travelers, PartnerRe and Axis Capital proved solid havens in a rough financial storm.

•	A position in McDonalds helped fatten the portfolio. McDonald’s common stock was one of only two Dow Jones Industrial Stocks to end 2008 with a positive stock price return.

What hurt performance during the year

•

The Industrials sector proved highly susceptible to slowing economic expectations and a falling market. A disproportionate amount of loss for the size of the sector was realized. Leading the way down was blue chip company General Electric falling from $38 per share in March to $16 at year’s close.

•

The Financials sector reacted predictably to the credit crunch and economic slowdown as shares of all the major financial blue chips fell significantly. As an equity income investor, the Portfolio has broad representation, including holdings of JP Morgan, Bank of America, and Wells Fargo, all of which fell substantially.

Portfolio Positioning and Outlook

At the end of the year, there were six consecutive quarters of negative performance behind us. Valuations appeared to be at long-time lows and investor sentiment at historically negative levels. Most people who desire to sell have done so. We believe large amounts of cash are invested in money funds with impossibly low yields, waiting to be invested in longer duration assets.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	22.6%
Energy	18.7
Health Care	13.5
Industrials	9.1
Consumer Discretionary	8.6
Consumer Staples	7.6
Telecommunication Services	6.5
Utilities	6.1
Materials	3.4
Information Technology	2.2
Cash and Other	1.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$777.60	$3.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.11	4.06
Class IB
Actual	1,000.00	776.00	4.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO ADVISERS

➢    Calvert Asset Management Company, Inc.

➢    Bridgeway Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	(45.10)%	(5.94)%	(4.98)%
Portfolio – IB Shares	(45.18)	(6.13)	(5.12)
Russell 1000 Growth Index	(38.44)	(3.42)	(5.50)
*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 9/1/99
Returns for periods greater than one year are annualized

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (45.10)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned (38.44)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	A relative overweight position in the Health Care sector contributed to performance on a positive basis.

•

The leading contributors to positive relative performance during the period all came from the Health Care sector. These included: Amgen Inc., a biotechnology pioneer; Gilead Sciences, Inc., a biopharmaceutical company; and, Bristol Myers Squibb Co., another global biopharmaceutical company.

What hurt performance during the year

•	The Portfolio’s greatest relative underperformance came from weak stock selection in the Information Technology sector.

•	A significant underweight position in the Consumer Staples sector relative to the benchmark was a negative for performance.

•	A relative underweight position with poor stock selection in the Industrials sector held back the Portfolio’s performance.

•

On an individual basis, some of the leading detractors from relative performance included Hartford Financial Services Group, Inc. (Financials sector); Chesapeake Energy Corp. (Energy sector); and, Garmin, Ltd. (Consumer Discretionary sector).

•	Not holding Wal-Mart Stores, Inc., while the benchmark did, also detracted from performance.

Portfolio Positioning and Outlook

When the market and a particular investment vehicle are down so far in such a short period of time, it’s easy for shareholders to become frustrated and lose sight of the long term investment perspective. It is important to reassure and educate investors about not assigning so much weight to the daily and even quarterly returns. It is also important to try to remain focused on the relative not the absolute performance numbers.

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	30.2%
Health Care	28.3
Financials	10.7
Consumer Discretionary	7.5
Industrials	6.9
Energy	5.1
Consumer Staples	3.1
Materials	2.6
Telecommunication Services	2.1
Utilities	1.9
Cash and Other	1.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$644.30	$3.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.01	4.17
Class IB
Actual	1,000.00	643.70	4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.71	5.48
*	Expenses are equal to the Portfoio’s Class IA and Class IB shares annualized expense ratios of 0.82% and 1.08%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO ADVISER

➢    Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	(40.24)%	(5.38)%	(5.60)%	(0.39)%
Portfolio – IB Shares	(40.38)	(5.62)	(5.74)	(0.52)
Russell 1000 Growth Index	(38.44)	(3.42)	(4.27)	0.76
*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to remove the effect of the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/97
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (40.24)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned (38.44)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	The Portfolio’s overweight position and particularly stock selection in the Health Care sector benefited returns.

•	An underweight in the Energy sector helped the Portfolio’s overall results as the sector was down 50% for the year.

•	The Portfolio’s largest individual contributors to relative results were in the Health Care sector as ImClone Systems, Genentech and Millennium Pharmaceuticals were all involved in buyout deals.

What hurt performance during the year

•

An underestimation of the severity of the financial crisis and the extent to which companies with strong balance sheets were vulnerable. The Portfolio’s underweight position and stock selection in the Consumer Staples sector was a negative in terms of relative returns.

•	The choice of Consumer Discretionary and Information Technology stocks detracted from the Portfolio’s performance.

•

The biggest individual detractor to relative returns was Las Vegas Sands, which declined along with the broader economic environment and then tumbled at the end of the year as the company scrambled for additional financing. In addition, VeriFone Holdings slumped on a weak outlook and the Portfolio’s large position in Google hampered results as the economic outlook dimmed.

Portfolio Positioning and Outlook

The U.S. economy is likely undergoing the worst recession in recent memory. In some ways, the situation may appear to be improving; companies are acknowledging pressures through cutting costs and restructuring, and the Federal government has taken extraordinary measures to address the credit and economic crises. One concern is that the full impact of the recession may not be felt until more data is recognized over the medium term, including unemployment figures that could reach into the double digits. Housing, the underlying cause of U.S. economic weakness, has shown few signs of stabilizing and visibility into corporate earnings in this environment is poor. We have taken advantage of lower stock prices to invest in companies with strong balance sheets and free cash flow, and which we believe will survive this period and be able to grow organically.

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	24.8%
Health Care	18.5
Industrials	14.3
Consumer Discretionary	12.3
Financials	8.6
Consumer Staples	6.3
Energy	3.7
Materials	2.7
Telecommunication Services	2.2
Utilities	0.4
Cash and Other	6.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$669.90	$2.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56
Class IB
Actual	1,000.00	669.60	3.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO ADVISER

➢    Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	(39.50)%	(3.91)%	(1.05)%
Portfolio – IB Shares	(39.62)	(4.15)	(1.19)
S&P 500 Index	(37.00)	(2.19)	(2.31)
*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/99
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (39.50)% for the year ended December 31, 2008. The Portfolio’s benchmark, the S&P 500 Index, returned (37.00)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	The selection of Materials stocks was helpful. Portfolio holding Barrick Gold benefited as the price of gold increased.

•

The Portfolio’s greater-than-benchmark exposure to the Health Care sector also aided overall results. Health Care companies such as biotech firms Genentech, ImClone and Millennium Pharmaceuticals, which received a takeover bid from Takeda Pharmaceuticals of Japan, were beneficial to performance.

•	The choice of Industrials also helped Portfolio results.

What hurt performance during the year

•	Stock selection in Information Technology negatively impacted results. Individual portfolio detractors included Flextronics, VeriFone, Seagate Technology and Google.

•

The choice of Consumer Staples and Consumer Discretionary detracted from relative returns. Being underweight Wal-Mart hurt the portfolio as did owning Las Vegas Sands, which declined along with the broader economy.

•	The selection of Energy companies and being underweight the sector was also a drag on results; Exxon Mobil faltered as the price of oil sank.

Portfolio Positioning and Outlook

The U.S. economy is likely undergoing the worst recession in recent memory. In some ways, the situation may appear to be improving; companies are acknowledging pressures through cutting costs and restructuring, and the Federal government has taken extraordinary measures to address the credit and economic crises. One concern is that the full impact of the recession may not be felt until more data is recognized over the medium term, including unemployment figures that could reach into the double digits. Housing, the underlying cause of U.S. economic weakness, has shown few signs of stabilizing and visibility into corporate earnings in this environment is poor. We have taken advantage of lower stock prices to invest in companies with strong balance sheets and free cash flow, and which we believe will survive this period and be able to grow organically.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Health Care	17.3%
Industrials	13.6
Financials	13.5
Information Technology	12.8
Consumer Staples	11.6
Energy	10.1
Consumer Discretionary	7.4
Materials	5.0
Telecommunication Services	4.7
Utilities	1.9
Cash and Other	2.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$678.90	$2.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56
Class IB
Actual	1,000.00	678.60	4.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.70% and 0.95%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO ADVISER

➢    Caywood-Scholl Capital Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	(19.08)%	0.24%	3.05%	5.41%
Merrill Lynch U.S. High Yield Master Cash Pay Only Index	(26.21)	(0.84)	2.27	4.89
*	Date of inception 11/18/94.
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (19.08)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Merrill Lynch U.S. High Yield Master Cash Pay Only Index, returned (26.21)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Underweighting the Automotive, Building Construction Financial, and Gaming sectors aided performance.

•	The Portfolio was underweight the triple-C portion of the market, which underperformed the market.

•	Key overweights in the Portfolio included Intelsat, short duration Ford Motor Credit and Intergen contributed to relative performance.

What hurt performance during the year

•	The underweighting of BB credits with a strong correlation to the longer portion of the US Treasury curve was detrimental to performance.

•	No exposure to GMAC, which was bailed out by the U.S. government just ahead of year-end, leading to 30 to 40 point gains in the bonds for the month of December, which put a drag on performance.

Portfolio Positioning and Outlook

At the end of the year, we believe credit fundamentals are poor and unlikely to improve in the near term. We have been considering noncyclical issues and credits that we believe have staying power, i.e. decent cash flows versus cash requirements and lack of near term amortizations. As credits become fully valued, we may look to add new names at attractive prices to the Portfolio. We believe that many of these opportunities may come from the “fallen angels”, former investment grade issues that have been downgraded mostly due to economic conditions.

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2008
Weighted Average Life (Years)	6.4
Weighted Average Coupon (%)	7.5
Weighted Average Modified Duration (Years)*	4.2
Weighted Average Rating	B+
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/08	% of Net Assets
Corporate Bonds	90.3%
Convertible Bonds	0.5
Equities & Warrants	0.1
Cash and Other	9.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IB
Actual	$1,000.00	$809.20	$4.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.06	5.13
*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.01% multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO ADVISER

➢    Davis Selected Advisers, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*

Portfolio – IA Shares	(39.11)%	(14.89)%
Portfolio – IB Shares	(39.27)	(15.11)
S&P 500 Index	(37.00)	(12.74)
*	Date of inception 8/31/06.
Returns for periods greater than one year are annualized

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (39.11)% for the year ended December 31, 2008. The Portfolio’s benchmark, the S&P 500 Index, returned (37.00)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Although all sectors declined during the final quarter of the year, the Financials, Industrials and Materials sectors contributed to performance relative to the benchmark.

•	Individual contributors in absolute terms included Nipponkoa Insurance, Schering-Plough, Wachovia, UnitedHealth Group and Iron Mountain.

What hurt performance during the year

•	Energy, Telecommunications and Health Care sectors were the largest relative detractors from performance during the quarter.

•	Individual detractors in absolute terms included American Express, JPMorgan Chase, ConocoPhillips, Berkshire Hathaway and Devon energy.

Portfolio Positioning and Outlook

The year 2008 was a particularly turbulent one in the equity and credit markets. By all accounts, we are traversing one of the most challenging times in many individuals’ lives. To put the market’s recent performance into some meaningful context, we distinguish between security prices and intrinsic business values. Security prices reflect what a buyer is willing to pay for a given business today, and those prices declined substantially last year. Incorporated in those prices, among other factors, is the market’s prevailing sentiment, which can vacillate from extreme optimism to extreme pessimism. Today, we are living through a time of such fear that indiscriminate selling is driving down prices for companies that have strong balance sheets, generate annual profits in the billions of dollars and enjoy favorable long-term growth prospects.

As long-term investors, we seek to be realists, not optimists or pessimists. We believe that one realistic perspective is that the principles of value investing hold even in markets when returns are poor. Second, we believe that a rational approach of investing in well-managed, durable businesses with attractive reinvestment rates has proven an effective method for compounding capital over long holding periods, and that fact has not changed in spite of bear markets, extreme price volatility, credit crunches, recessions, and so forth.

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	27.7%
Energy	15.9
Consumer Staples	14.6
Consumer Discretionary	10.2
Information Technology	8.2
Health Care	5.1
Industrials	4.6
Materials	4.2
Utilities	0.4
Telecommunication Services	0.1
Cash and Other	9.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period 7/1/08 - 12/31/08*
Class IA
Actual	$1,000.00	$690.10	$4.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.06	5.13
Class IB
Actual	1,000.00	689.10	5.35
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.80	6.39
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.01% and 1.26%, respectively, multiplied by 184/366 (to reflect the one- half year period for the hypothetical example).

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO ADVISER

➢    AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	(37.16)%	(2.47)%	(1.69)%	6.13%
Portfolio – IB Shares*	(37.32)	(2.72)	(1.94)	5.87
S&P 500 Index	(37.00)	(2.19)	(1.38)	6.53
*	Investment operations commenced with respect to Class IB shares on May 1, 1997. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees
**	Date of inception 3/1/94
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (37.16)% for the year ended December 31, 2008. The Portfolio’s benchmark, the S&P 500 Index, returned (37.00)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

On a sector basis, the leading contributors to relative performance versus the benchmark, included the Utilities, Telecommunications Services, Materials, Consumer Staples and Consumer Discretionary sectors.

•	On an individual stock basis, leading contributors to relative performance included Wal-Mart Stores, Inc., Anheuser Busch Cos., Amgen, McDonalds Corp., and Wrigley Wm. Jr. Co.

What hurt performance during the year

•	On a sector basis, detractors from relative performance were the Financials, Information Technology, Energy, Industrials and Health Care sectors.

•	On an individual stock basis, leading detractors from relative performance included General Electric Co., American International Group, Microsoft Corp., BankAmerica Corp. and Citigroup, Inc.

Portfolio Positioning and Outlook

The Portfolio will continue to attempt to meet its performance objective by approximating the investment return of the underlying index, the S&P 500 Index.

It is not possible to invest directly in an unmanaged index such as the S&P 500.

EQ/EQUITY 500 INDEX PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	15.2%
Health Care	14.6
Energy	13.2
Financials	13.1
Consumer Staples	12.8
Industrials	11.0
Consumer Discretionary	8.3
Utilities	4.2
Telecommunication Services	3.8
Materials	3.0
Cash and Other	0.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$714.80	$1.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.18	1.98
Class IB
Actual	1,000.00	713.80	2.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.92	3.25
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.39% and 0.64%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO ADVISERS

➢    Evergreen Investment Management Company, LLC

➢    First International Fund Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*

Portfolio – IA Shares	6.73%	5.39%
Portfolio – IB Shares	6.51	5.12
Merrill Lynch Global Broad Market ex U.S. Index	4.38	6.89
*	Date of inception 10/3/05 Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 6.73% for the year ended December 31, 2008. The Portfolio’s benchmark, the Merrill Lynch Global Broad Market ex U.S. Index, returned 4.38% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Overweight allocations to the bond markets of Australia, New Zealand, Sweden, Korea and the United Kingdom contributed to performance, as did the Portfolio’s underweight to the Japanese bond market.

•	The Portfolio’s bias toward quality credit and small exposure to the inflation-linked sector also added value, as did a move later in the year to a longer-duration bias.

•

The Portfolio’s overweight currency allocation to the Japanese Yen via hedging all of the Portfolio’s Australian Dollar, New Zealand Dollar, U.K. Pound and some Euro currency exposure added significantly to performance, particularly during October, as did a small hedge back to the U.S. Dollar during July and August.

What hurt performance during the year

•	The Portfolio’s remaining exposure to the high yield sector detracted from value, as did allocations to the currencies of Korea, Mexico, Norway and Sweden.

Portfolio Positioning and Outlook

Government action around the world continues to restore some stability to markets, but this will take time. Although LIBOR rates are coming down toward sovereign borrowing levels, a look at spreads on all types of credit product tells us that this accommodation is not yet filtering down to the ‘real economy’. Therefore, credit remains expensive and rationed.

The problems in the Real Estate and Financial sectors remain and will take a long time to resolve. The major economies of the United States, Euro-zone, Japan and the United Kingdom appear to have the least growth prospects and may likely suffer the most. Allowing for the forecast level of inflation in 2009, ‘real yields’ on 10-year government bonds can be justified. However, the level of supply will have a counter effect as the year progresses.

Of the world’s major bond markets, the United States and Europe look, in our opinion, to be of better value than those in Asia. Monitoring interactions between U.S. Treasuries, Euro (Bunds) and U.K. Gilts as the markets play catch-up may provide a useful source of value-add. Spreads on corporate and high yield bonds were attractive at year-end. We believe that selective exposure here may be rewarded by the yield. Selective emerging market sovereign debt, in our opinion, may be of good value and in places, we believe, has potential to narrow.

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2008
Weighted Average Life (Years)	9.0
Weighted Average Coupon	4.7
Weighted Average Modified Duration (Years)*	6.4
Weighted Average Rating	AA
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests

Distribution of Assets by Sector as of 12/31/08	% of Net Assets

Foreign Government Securities	63.1%
Corporate Bonds	27.8
Cash and Other	9.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$1,023.60	$4.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.76	4.42
Class IB
Actual	1,000.00	1,022.30	5.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.51	5.69
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.87% and 1.12%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO ADVISER

➢    Evergreen Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	(27.43)%	(0.78)%	(2.04)%
Portfolio – IB Shares	(27.63)	(1.04)	(2.19)
Russell 1000 Growth Index	(38.44)	(3.42)	(4.27)
*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees
**	Date of inception 1/1/99
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (27.43)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned (38.44)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	The Portfolio’s outperformance relative to its benchmark during the period was primarily driven by stock selection in the Information Technology, Health Care and Industrials sectors.

•

In Information Technology, the Portfolio’s new Bankrate position and long-term holdings Altera, QUALCOMM and Oracle were major contributors. Amgen, Novartis and Biogen in Health Care; Apollo in Consumer Discretionary; Wal-Mart in Consumer Staples, UPS in Industrials and Marsh & McLennan in Financials were major outperformers.

What hurt performance during the year

•	On an individual security basis, major detractors from performance included Legg Mason, Amazon, Google and Blue Nile. The Portfolio increased its positions in Google, Blue Nile and Legg Mason.

Portfolio Positioning and Outlook

At year’s end, the Portfolio had overweight positions in Technology, Health Care and Consumer Discretionary names. The Portfolio was underweight in Energy, Materials and Industrials. A byproduct of a commitment to long-term investing has been a relatively low portfolio turnover ratio. At the end of 2008, the portfolio turnover ratio was 49%, higher than last year as the manager sought to take advantage of perceived bargains in the market. While shifting market conditions may warrant additional transactions, we are committed to a philosophy of investing for the long term.

EQ/EVERGREEN OMEGA PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	36.7%
Health Care	22.8
Consumer Discretionary	15.1
Energy	6.9
Consumer Staples	6.4
Industrials	6.0
Financials	4.8
Cash and Other	1.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$798.70	$4.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57
Class IB
Actual	1,000.00	797.50	5.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.84
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO ADVISER

➢    Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*
Portfolio – IA Shares	(31.65)%	(12.65)%
Portfolio – IB Shares	(31.83)	(12.89)
S&P 500 Index	(37.00)	(13.45)
Barclays Capital Aggregate Bond Index	5.24	6.28
*	Date of inception 9/15/06
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (31.65)% for the year ended December 31, 2008. The Portfolio’s benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, returned (37.00)% and 5.24%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

Wells Fargo was an exception in the financial sector and helped performance as its share price rose due to the perceived strength of the company’s position relative to competitors and ability to gain market share in customer deposits.

•	Energy sector holding Halliburton also gained during the first half of the year due to strong commodity price gains and presented the Portfolio with the opportunity for profit-taking.

•	In addition, some Health Care equity holdings contributed to the Portfolio’s performance including Johnson & Johnson and Mylan.

•

Although bond prices remained highly volatile throughout the second half of the year, the Portfolio’s Auto Finance Company fixed income holdings in General Motors Acceptance Corp. (GMAC) and Ford Motor Credit Co. benefited performance as government efforts to help alleviate the credit crunch improved these companies’ access to capital.

What hurt performance during the year

•

Financial equity holdings generally detracted from the Portfolio’s performance as the sector fared worse than other sectors. Some holdings significantly hurt performance even where we held securities higher in the capital structure such as Lehman Brothers Holdings convertible preferred stock and Fannie Mae and Freddie Mac preferred stocks.

•	Significant commodity price declines in the second half of 2008, particularly for oil, negatively impacted stock holdings in Canadian Oil Sands Trust and ConocoPhillips.

•

Investment-grade and noninvestment-grade corporate bonds suffered from severe spread widening due to the credit crisis and weakening economic conditions during the year. Following the collapse of investment bank, Lehman Brothers, corporate bond prices fell sharply and investors sought the safety of U.S. Treasury securities causing their yields to fall to extremely low levels.

•

Additionally, highly leveraged companies, including Charter Communications and R.H. Donnelly, hurt performance as the credit crisis raised investors’ concerns regarding the companies’ ability to access capital markets.

Portfolio Positioning and Outlook

Given the unprecedented level of financial market distress, particularly since the events in September 2008, we have sought investment opportunities consistent with the investment objective that we believe may take advantage of dislocations present in the credit markets. We seek to invest in bonds and stocks of companies we consider undervalued or out of favor and identify individual companies that we believe have the potential for income today and significant growth tomorrow.

EQ/FRANKLIN INCOME PORTFOLIO

Distribution of Assets by Sector	% of
as of 12/31/08	Net Assets
Corporate Bonds	55.1%
Common Stocks	28.0
Preferred Stocks	3.7
Convertible Bonds	0.9
Cash and Other	12.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$718.40	$4.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class IB
Actual	1,000.00	717.30	5.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.60	6.60
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by 184/366 (to reflect the one-half year period for the hypothetical example).

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

PORTFOLIO ADVISER

➢    Franklin Advisory Services, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1	Since
	Year	Incept.*
Portfolio – IA Shares	(33.28)%	(16.32)%
Portfolio – IB Shares	(33.35)	(16.53)
Russell 2500 Value Index	(31.99)	(15.11)
*	Date of inception 9/15/06
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (33.28)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 2500 Value Index, returned (31.99)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

On an individual security basis, insurance companies IPC Holdings, RLI and Montpelier Re Holdings were among top contributors to performance, as was insurance brokerage company Authur J. Gallagher & Co.

•	Industrials sector holdings EMCOR Group, Genesee & Wyoming, and Simpson Manufacturing helped results.

•	Commercial bank Chemical Financial and airline SkyWest contributed to returns.

•

The Portfolio’s best performing stocks on a contribution-to-return basis were led by SkyWest Inc., the world’s largest independently owned regional airline; IPC Holdings Ltd., a property catastrophe reinsurer; and EMCOR Group Inc., a specialty construction company.

What hurt performance during the year

•	The Consumer Discretionary sector hindered results, due in part to Zale, Regis, Brunswick, Thor Industries, Monaco Coach, La-Z Boy and Hooker Furniture, which fell in value during the year.

•	Industrial sector holding Mine Safety Appliances detracted from results, as did Materials sector holding Reliance Steel & Aluminum.

•	Energy sector holding Helix Energy Solutions Group hurt performance.

•

Detractors were led by holdings in the Consumer Discretionary sector such as Zale Corp., a jewelry retailer; La-Z-Boy Inc., a manufacturer of residential furniture; and Regis Corp., a hair salon operator.

Portfolio Positioning and Outlook

The Portfolio normally invests at least 80% of its assets in investments of small capitalization companies, primarily in equity securities. At the end of the year, the Portfolio’s largest sector concentration was in Industrials, followed by Financials and Consumer Discretionary.

Within a constantly changing market environment we believe our value investment philosophy can provide shareholders with a portfolio of well-managed companies with strong balance sheets and attractive prices. We urge investors to keep a long-term perspective to guard against overly emotional short-term investment decisions. We seek to invest in small cap companies that we believe are selling below their underlying worth. Our strategy is to hold a portfolio of fundamentally sound companies purchased at what we consider attractive prices, often when they are out of favor with other investors.

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Industrials	30.7%
Financials	18.4
Consumer Discretionary	16.9
Materials	10.1
Energy	7.8
Information Technology	5.3
Utilities	2.9
Health Care	2.0
Consumer Staples	1.3
Cash and Other	4.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$724.60	$4.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class IB
Actual	1,000.00	723.60	6.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.85	7.35
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.45%, respectively, multiplied by 184/366 (to reflect the one-half year period for the hypothetical example).

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO ADVISER

➢    GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1	5	Since
	Year	Years	Incept.**
Portfolio – IA Shares*	(13.62)%	2.03%	3.64%
Portfolio – IB Shares	(13.83)	1.94	3.56
S&P 500 Index	(37.00)	(2.19)	1.69
*	Investment operations commenced with respect to Class IA shares on June 8, 2007. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/03
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (13.83)% for the year ended December 31, 2008. The Portfolio’s benchmark, the S&P 500 Index, returned (37.00)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	The potential deals portion of the Portfolio scored two wins with CSK Auto, which was bought by O’Reilly Automotive, and Alpharma, which was acquired by King Pharmaceuticals.

•	The Portfolio earned attractive returns in the highest quality deals such as Choice Point, Safeco, Wrigley, and Anheuser Busch.

•

Many of the best “winners” for the year were announced deals the market unjustly punished, enabling the Portfolio to buy stocks far below deal prices and realizing gains as the transactions were completed.

What hurt performance during the year

•	In the potential deals portion, Consumer Discretionary stocks performed poorly as food, fuel and housing woes continued to pinch gloomy consumers.

•	Media stocks were among the worst potential deal performers as consumer weakness translates into lower advertising dollars.

•	Yahoo fell as it was not able to negotiate a satisfactory deal with Microsoft.

Portfolio Positioning and Outlook

At the end of 2008, we believe there are opportunities for deal activity and arbitrage returns. In addition to wider deal spreads, there is also a reduced number of players in the risk arbitrage space. Factors that we believe may continue to drive mergers include globalization, particularly the increased importance of China, India and Asia in the global marketplace, historically low financing, and the desire by companies to grow by acquisitions in a slowing economy. Cross border deals may continue to be fueled by the need to expand geographically, as well as the desire to create national champions. These drivers coupled with wider spreads may, in our opinion, provide for deal flow and attractive risk adjusted returns.

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	11.3%
Consumer Staples	10.4
Health Care	8.7
Utilities	8.3
Consumer Discretionary	7.7
Materials	6.1
Telecommunication Services	4.5
Industrials	4.3
Information Technology	4.0
Energy	0.7
Cash and Other	34.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$899.10	$5.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.30	5.89
Class IB
Actual	1,000.00	897.70	6.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.10	7.10
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.16% and 1.40%, respectively, multiplied by 184/366 (to reflect the one-half year period for the hypothetical example).

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO ADVISER

➢    GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1	5	10	Since
	Year	Years	Years	Incept.**
Portfolio – IA Shares*	(30.49)%	2.66%	6.65%	11.24%
Portfolio – IB Shares	(30.68)	2.58	6.61	11.22
Russell 2000 Value Index	(28.92)	0.27	6.11	9.77
*	Investment operations commenced with respect to Class IA shares on July 13, 2007. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IB shares are not subject to any 12b-1 fees.
**	Date of inception 8/1/88
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (30.68)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 2000 Value Index, returned (28.92)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	CSK Auto was bought by O’Reilly Automotive which aided performance when the stock doubled.

•	Alpharma became a leading contributor to performance when it was bought by King Pharmaceuticals for $37 per share in cash.

•	CH Energy, a small electric and gas distribution utility, and James River Coal both registered high returns.

•	Autonation, the largest retailer in new and used care sales and service in the U.S., derives 95% of its fixed costs from service and parts, rose despite a difficult auto environment.

What hurt performance during the year

•	Media stocks were among the worst performers as consumer weakness translates into lower advertising dollars.

•	Hotel and Gaming stocks fell on lower revenues as consumers pulled back spending detracting from the Portfolio’s performance.

•	The Portfolio’s holdings in manufactured housing and building products were down sharply putting a drag on performance.

Portfolio Positioning and Outlook

The Treasury and Federal Reserve’s initial focus has been to provide liquidity to the financial system and bolster the balance sheets of insolvent banks. Without readily available credit, it becomes difficult for consumers to purchase homes and cars, and for businesses to invest and acquire. Normally, the creation of so much money could be expected to stoke inflation, but it appears that in the short term, the deflationary forces of asset price devaluation and job losses have kept inflation in check. We believe the situation will improve for several reasons: stocks are cheap, with many at valuations not seen in decades. A new administration can instill confidence in the system to allay investor fears and may institute a new economic stimulus package. Lower oil prices should be viewed as good news, as they are similar to a massive tax cut for the consumer. Unprecedented values that we see today may result in attractive returns tomorrow.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Industrials	21.9%
Consumer Discretionary	15.5
Consumer Staples	9.6
Health Care	7.9
Utilities	7.7
Financials	6.4
Information Technology	6.0
Materials	5.1
Telecommunication Services	2.1
Energy	1.8
Cash and Other	16.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$764.20	$3.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57
Class IB
Actual	1,000.00	763.10	5.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.84
*	Expenses are equal to the Portfolio’s Class IA and IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO ADVISER

➢    BlackRock Financial Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IA Shares	3.43%	3.27%	4.12%	5.23%
Barclays Capital Intermediate Government Bond Index	10.43	5.30	5.74	6.52
*	Date of inception 5/1/91
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 3.43% for the year ended December 31, 2008. The Portfolio’s benchmark, the Barclays Capital Intermediate Government Bond Index, returned 10.43% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Benefiting Portfolio performance during the annual period was an underweight exposure to agencies, as well as security selection within the Treasury sector.

What hurt performance during the year

•

Performance was hindered primarily by the Portfolio’s out-of-benchmark exposure to spread assets, including asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), as spreads widened and the market experienced a flight to quality, which benefited US Treasury securities. Spread assets experienced historic levels of volatility throughout the year, as investors continued to avoid risky assets and forced de-leveraging by hedge funds and banks put tremendous pressure on the underlying bonds in these sectors.

•

The Portfolio’s out-of-benchmark holdings in corporate bonds, in particular Lehman Brothers, also detracted from results. Overall, exposure to CMBS, non-agency adjustable-rate mortgages (ARMs) and the financial segment of the credit market proved most detrimental. However, spreads on these sectors began to recover in December as the U.S. government and Federal Reserve were stanch in their commitment to providing liquidity in an effort to stimulate financial markets.

Portfolio Positioning and Outlook

At the end of the year, the Portfolio was underweight in U.S. Treasury and agency securities, and overweight in spread assets. Spreads of both agency and non-agency mortgages seemed to start to recover in December, as the Federal Reserve announced the creation of the Term Asset-Backed Securities Loan Facility (TALF) together with its intent to buy agency debt and mortgages. The CMBS market also strengthened as deleveraging slowed and the market experienced a return of opportunistic capital. In our opinion, as stability returns to financial markets, spreads will recover gradually over time. At year-end, the Portfolio was short duration relative to the benchmark.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

EQ/GOVERNMENT SECURITIES PORTFOLIO

Portfolio Characteristics As of December 31, 2008
Weighted Average Life (Years)	4.2
Weighted Average Coupon (%)	4.0
Weighted Average Modified Duration (Years)*	3.2
Weighted Average Rating	AAA
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/08	% of Net Assets
U.S. Government and Agency	82.3%
Asset-Backed and Mortgage-Backed Securities	18.0
Corporate Bonds	6.5
Cash and Other	(6.8)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$1,016.70	$3.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81
*	Expenses are equal to the Portfolio’s Class IA shares annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO ADVISERS

➢    AXA Equitable Life Insurance Company

➢    Hiryama Investments, LLC***

➢    SSgA Funds Management, Inc.****

➢     Wentworth Hauser and Violich, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	(44.67)%	0.44%	0.43%
Portfolio – IB Shares	(44.86)	0.17	0.25
MSCI EAFE Index	(43.38)	1.66	0.27
*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/99
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

*** Effective December 1, 2008, Hirayama Investments, LLC was added as a subadvisor of the Portfolio.

**** Effective December 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as a subadvisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (44.67)% for the year ended December 31, 2008. The Portfolio’s benchmark, the MSCI EAFE Index, returned (43.38)% over the same period.

PORTFOLIO ADVISERS

The Portfolio’s assets are allocated among three investment managers using a different but complementary investment strategy. Approximately 30% of the Portfolio is actively managed by Wentworth Hauser and Violich, Inc.; approximately 60% of the Portfolio tracks the performance of the MSCI EAFE Index and is managed by SSgA Funds Management, Inc.; and approximately 10% of the Portfolio invests in exchanged-traded Portfolios (ETFs) and is managed by AXA Equitable’s Funds Management Group.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Substantial underweighting of the worst performing sector, Financials, contributed to positive relative portfolio performance, as did a substantial overweighting of the Energy sector.

•	Individual stock performance was led by PartnerRe Ltd.

What hurt performance during the year

•	Materials sector investments underperformed significantly during the period.

•	Energy stock selection was negative, led by Transocean Ltd., Noble Corporation and Weatherford International.

Sector Weightings as of 12/31/08	% of Net Assets
Financials	25.5%
Energy	13.7
Industrials	10.9
Consumer Staples	10.5
Materials	10.4
Health Care	7.0
Consumer Discretionary	6.2
Utilities	5.1
Telecommunications Services	4.4
Information Technology	3.3
Cash and Other	3.0

Total	100.0%

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$570.30	$2.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.47	3.71
Class IB
Actual	1,000.00	568.80	3.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.31	4.88
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.73% and 0.96%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO ADVISER

➢    MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	(21.75)%	0.75%	0.72%	(21.75)%
Portfolio – IB Shares	(40.19)	0.75	(0.72)	2.60
MSCI AC World Index ex. U.S. Growth	(45.61)	2.08	(0.16)	—	***
*	Date of inception 9/26/08. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 11/18/94
***	Date of inception 12/31/98
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (40.19)% for the year ended December 31, 2008. The Portfolio’s benchmark, the MSCI AC World Index ex. U.S. Growth, returned (45.61)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	The Portfolio’s overweight position in the Health Care sector aided performance relative to the benchmark. In this sector, pharmaceutical companies Hisamitsu Pharmaceuticals (Japan) and Astellas Pharma (Japan) were among the Portfolio’s top contributors. In addition, biotechnology company Actelion (Switzerland) contributed to relative performance.

•

Stock selection and, to a lesser extent, an underweight position in the Basic Materials sector bolstered relative returns. The Portfolio’s underweight position in mining operator Rio Tinto (Australia) boosted results, as this benchmark holding depreciated significantly.

•

A combination of an overweight position and security selection in the Consumer Staples sector had a positive impact on relative performance. Holdings of personal care product maker Uni-Charm (Japan) delivered strong relative returns. In addition, personal hygiene products maker Hengan International Group (Hong Kong), though its stock declined, still significantly outperformed the benchmark.

•

Holdings of electronic products manufacturer Hirose Electric (Japan) and semiconductor manufacturer Taiwan Semiconductor were among the top relative contributors. The Portfolio’s position in integrated oil company TOTAL (France) also had a favorable effect on relative results.

•	During the reporting period, currency exposure was a contributor to relative performance.

What hurt performance during the year

•

An overweight position in the Financial Services sector was a primary detractor from relative performance. Holdings of banking firms, Raiffeisen International Bank Holding (Austria) and Unicredito Italiano (Italy), and housing financier Housing Development Finance (India) were among the top detractors. Positions in financial services firms Erste Group Bank (Austria) and UBS (Switzerland) also hurt relative performance.

•

An underweight position and, to a lesser extent, stock selection in the Utilities and Telecommunications sectors hurt relative returns. Telecommunications company Orascom Telecom Holdings (Egypt) was among the top detractors over the reporting period.

•

Stocks in other sectors that dampened relative results included natural gas producer Gazprom (Russia) and wireless communications provider Research In Motion (Canada). Not owning automobile manufacturer Volkswagen (Germany) and pharmaceutical company GlaxoSmithKline (United Kingdom) further weakened relative returns as these benchmark stocks outperformed the broad market.

EQ/INTERNATIONAL GROWTH PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Consumer Staples	17.1%
Health Care	15.9
Financials	12.2
Information Technology	11.7
Energy	9.9
Consumer Discretionary	9.3
Materials	8.2
Industrials	6.4
Telecommunication Services	5.6
Utilities	2.1
Cash and Other	1.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on September 26, 2008, the ‘Hypothetical Expenses Paid During the Period’ reflect projected activity for the full six months for the purposes of comparability.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* Ended 12/31/08
Class IA
Actual	$1,000.00	$782.50	$2.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.15	6.04
Class IB
Actual	1,000.00	660.10	5.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.10	7.10
*	Expenses are equal to the Portfolio’s Class IA and IB shares annualized expense ratios of 1.19% and 1.40%, respectively, multiplied by the average account value over the period, multiplied by 97/366 for Class IA (to reflect the actual days in the period for the actual example) and multiplied by 184/366 (to reflect the one-half year period for the hypothetical example and Class IB).

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO ADVISER

➢    JPMorgan Investment Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	(8.70)%	1.02%	3.56%	4.04%
Portfolio – IB Shares	(8.93)	0.78	3.38	3.88
Barclays Capital Aggregate Bond Index	5.24	4.65	5.63	5.91
*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/1/98
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (8.70)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Barclays Capital Aggregate Bond Index, returned 5.24% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

The Portfolio’s duration and yield-curve positioning positively affected performance as the direction of short-term interest rates and their impact on the shape of the yield curve was correctly anticipated.

What hurt performance during the year

•

The Portfolio underperformed its benchmark for the year. On a quarterly basis, the first and fourth quarters were the most stressed, as the economy weakened and credit spreads widened. While December saw some retracement in certain sectors, most levels were significantly wider than where they began the year.

•	For the year, the largest source of risk and the biggest driver of underperformance was exposure to non-agency mortgages.

•	Spread-widening in non-agency positions was the largest contributor to Portfolio underperformance for the year.

•

The other significant detractor from performance was the Portfolio’s exposure to companies in the Financials sector. The overall exposure to the sector was flat to underweight during the year, but the purchases of subordinated obligations of financial institutions hurt performance.

Portfolio Positioning and Outlook

A policy-induced recovery should take hold in the second half of 2009 though in our opinion, there may be below-trend growth. This reflects continued aggressive household sector deleveraging and, hence, very weak consumer spending, with the government sector partially but not fully offsetting the impact on growth. In our opinion, there are two key risks: first, the economy could respond more aggressively and swiftly to policy stimulus, and second, household balance sheet repair may be even more prolonged than anticipated. We believe that the latter may be the greater risk. In the past, strong cyclical recoveries have centered on a strong rebound in housing, consumer durable spending and inventories, with the former two reflecting aggressive responses to Federal Reserve rate cuts.

On January 15, 2009, the Portfolio transitioned to an index strategy and was renamed the EQ/Core Bond Index Portfolio. Under the new strategy, the Portfolio will invest at least 80% of its net assets in securities that comprise the Barclays Capital U.S. Aggregate Bond Index, a common benchmark of investment grade bonds. SSgA Funds Management Group, Inc. (“SSgA FM”) replaced JPMorgan Investment Management Inc. as the subadviser to the Portfolio.

It is not possible to invest directly in an unmanaged index such as the Barclays Capital U.S. Aggregate Bond Index.

EQ/JPMORGAN CORE BOND PORTFOLIO

Distribution of Assets by Sector as of 12/31/08	% of Net Assets

U.S. Government and Agency	70.4%
Corporate Bonds	24.3
Asset-Backed and Mortgage-backed Securities	22.0
Foreign Government Securities	2.4
Cash and Other	(19.1)

Total	100.0%

Portfolio Characteristics As of December 31, 2008
Weighted Average Life (Years)	7.1
Weighted Average Coupon (%)	6.0
Weighted Average Modified Duration (Years)*	4.6
Weighted Average Rating	AA+
* Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$952.70	$2.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.17	3.00
Class IB
Actual	1,000.00	951.20	4.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.86	4.32
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.59% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO ADVISER

➢    JPMorgan Investment Management Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**

Portfolio – IA Shares*	(39.56)%	(3.49)%	(1.66)%	0.89%
Portfolio – IB Shares	(39.70)	(3.74)	(1.81)	0.76
Russell 1000 Value Index	(36.85)	(0.79)	1.36	4.54
*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/97
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (39.56)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Value Index, returned (36.85)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

Stock selection in the Basic Materials and Telecommunication sectors contributed to results. A leading contributor to performance was specialty chemical company, Rohm and Haas. The company’s shares rose after it agreed to be acquired by Dow Chemical for a 74% premium, despite the slowdown in the U.S. economy. Dow believed Rohm and Haas to be an attractive acquisition as the combined firm significantly broadens Dow’s range of product offerings that feed into a wide range of end markets.

•

Verizon Communications was a leading contributor to performance as investors flocked to perceived safe havens within the Telecommunications sector where valuations remained compelling and dividends appeared intact. Investors also cheered the company’s acquisition of Alltel, which may provide synergies within its wireless business and boost long-term earnings growth.

What hurt performance during the year

•

Stock selection in the Financials and Insurance sectors negatively impacted results. Shares of Freddie Mac declined due to concerns that the severity of the credit crunch and declining housing market would require it to raise additional capital. Eventually these fears led the U.S. Treasury to place the company into a conservatorship, effectively wiping out value for shareholders.

•

Shares of Genworth Financial declined significantly after the life and mortgage insurer reported a net loss for the third quarter, driven primarily by large investment losses. Given the unprecedented environment, Genworth has suspended a share buyback plan and borrowed from two revolving credit facilities, as the company is committed to maintaining appropriate liquidity and strengthening of its capital levels to maximize flexibility.

Portfolio Positioning and Outlook

The urgency with which the proposed fiscal stimulus must be enacted cannot be overstated, but it may be months before planning and political barriers are cleared and the money is deployed. Financial markets tend to discount future economic problems well in advance and, after a year like 2008, we believe that they have gone a long way towards doing so. The relative resilience of markets in the last two months of the year despite grim economic data is encouraging. While, in our opinion, there may be more volatility, we believe that a bottoming process may be underway.

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	24.6%
Energy	15.9
Health Care	14.3
Consumer Staples	9.7
Industrials	7.8
Consumer Discretionary	7.5
Information Technology	6.0
Telecommunication Services	5.9
Utilities	5.3
Materials	2.8
Cash and Other	0.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$725.40	$3.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.57	3.61
Class IB
Actual	1,000.00	724.90	4.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.31	4.88
*

Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.71% and 0.96%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO ADVISERS

➢    AXA Equitable Life Insurance Company

➢    Institutional Capital LLC

➢    SSgA Funds Management, Inc.***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	(37.20)%	(2.33)%	(2.45)%
Portfolio – IB Shares	(37.42)	(2.61)	(2.63)
S&P 500 Index	(37.00)	(2.19)	(1.38)
*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/1/99
Returns for periods greater than one year are annualized

Past performance is not indicative of future results. *** Effective December 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as a subadvisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (37.20)% for the year ended December 31, 2008. The Portfolio’s benchmark, the S&P 500 Index, returned (37.00)% over the same period.

PORTFOLIO ADVISERS

The Portfolio’s assets are allocated among three investment managers using a different but complementary investment strategy. Approximately 30% of the Portfolio is actively managed by Institutional Capital LLC; approximately 60% of the Portfolio tracks the performance of the S&P 500 Index and is managed by SSgA Funds Management, Inc., and approximately 10% of the Portfolio invests in exchanged-traded Portfolios (ETFs) and is managed by AXA Equitable’s Funds Management Group.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Stock selection in the Financials sector was positive for the Portfolio, led by Ace Ltd., Capital One Financial Corp. and JPMorgan Chase and Co.

•	The Portfolio was underweighted in the Energy sector where stock selection was positive.

•

On an individual contribution basis, the top performing stocks in the portfolio for the year were Wyeth Pharmaceuticals (Health Care sector); Occidental Petroleum Corp. (Energy sector); Ace Ltd. (Financials sector) and XTO Energy Inc. (Energy sector).

What hurt performance during the year

•	The Portfolio was underweight in the Consumer Staples and Utilities sectors which put a drag on relative performance.

•	An underweight position in the Industrials sector where stock was negative contributed negatively to the Portfolio’s relative performance.

•

On an individual contribution basis, leading detractors from performance included Textron Inc. (Industrials sector); Merck & Co., Inc. (Health Care sector); and, Texas Instruments (Information Technology sector).

•	Not owning Exxon Mobil Corp. while the benchmark did hurt relative performance, also.

EQ/LARGE CAP CORE PLUS PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	13.5%
Health Care	13.1
Energy	11.8
Financials	11.6
Consumer Staples	11.3
Consumer Discretionary	8.8
Industrials	8.3
Telecommunication Services	3.5
Materials	3.2
Utilities	2.5
Cash and Other	12.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$716.40	$3.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.47	3.71
Class IB
Actual	1,000.00	714.60	4.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.31	4.88
*

Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.73% and 0.96%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO ADVISER

➢    AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	Since Incept.*
Portfolio – IA Shares	(36.18)%	(1.87)%	(5.54)%
Portfolio – IB Shares	(36.29)	(2.08)	(5.76)
Russell 1000 Growth Index	(38.44)	(3.42)	(5.04)
*	Date of inception 5/1/99
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (36.18)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned (38.44)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	The Health Care sector was collectively the single largest source of outperformance for the period due to a significant overweight and stronger stock selection.

•	Stock selection was strong in the Materials, Consumer Discretionary and Consumer Staples sectors contributing to positive returns.

•	On an individual stock basis, Celgene, Gilead Sciences and Wrigley were the largest contributors to performance for the period.

What hurt performance during the year

•	Weak security selections were the primary driver of underperformance for the period.

•	Stock selection in the Financials sector, most notably a position in CME Group, detracted the most from performance

Portfolio Positioning and Outlook

The current crisis is as severe as any in the past 80 years, and challenges remain, at least through the early part of 2009: a recession in the U.S. and a significant slowdown in economic growth, rising unemployment, continued paralysis across financial institutions and the wide-spread headwinds facing corporate earnings. Many steps have been taken to restore the normal functioning of global financial institutions in lending to one another and financing consumers and corporations.

While economic signals remain generally weak, history has shown that stock markets can turn up well before economies begin their recovery. It also illustrates that the most reliable investment strategy during turbulent periods is to maintain exposure to companies with the financial resources to survive and prosper and those positioned to capture upside opportunities in an eventual recovery. Therefore, the manager’s current strategy continues to stress exposure to companies which enjoy the dynamics of leadership in their basic area of business.

There can be no guarantees of market behavior, but we are so deep into uncharted waters that history would suggest current pricing is unsustainable. We are balancing the need for short-term stability while remaining poised to take advantage of stocks that we believe will be rewarded.

On December 1, 2008, the Portfolio transitioned to an index Portfolio designed to track the Russell 1000 Growth Index. The Index measures the performance of the large-cap growth segment of the U.S. equity universe. AllianceBernstein L.P. will remain as subadvisor to the Portfolio which was renamed the EQ/Large Cap Growth Index Portfolio.

It is not possible to invest directly in an unmanaged index such as the Russell 1000 Growth Index.

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	26.8%
Health Care	14.9
Consumer Staples	13.8
Industrials	12.9
Consumer Discretionary	9.3
Energy	8.3
Financials	3.6
Materials	3.5
Utilities	1.9
Telecommunication Services	0.7
Cash and Other	4.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$720.40	$3.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.11	4.06
Class IB
Actual	1,000.00	721.10	4.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
*

Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO ADVISERS

➢    AXA Equitable Life Insurance Company

➢    Marsico Capital Management, LLC

➢    SSgA Funds Management, Inc.***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	(37.28)%	(0.63)%	(2.51)%	2.12%
Portfolio – IB Shares	(38.28)	(1.14)	(2.89)	1.78
Russell 1000
Growth Index	(38.44)	(3.42)	(4.27)	0.76
*	Date of inception 11/28/98
**	Date of inception 5/1/97
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

*** Effective December 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as a subadvisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (37.28)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned (38.44)% over the same period.

PORTFOLIO ADVISERS

The Portfolio’s assets are allocated among three investment managers using a different but complementary investment strategy. Approximately 30% of the Portfolio is actively managed by Marsico Capital Management LLC; approximately 60% of the Portfolio tracks the performance of the Russell 1000 Growth Index and is managed by SSgA Funds Management, Inc.; and approximately 10% of the Portfolio invests in exchanged-traded Portfolios (ETFs) and is managed by AXA Equitable’s Funds Management Group.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Stock selection in the Banks Industry aided relative performance. Collectively, Portfolio positions in the Banks Industry declined significantly less than the Banks Industry holdings in the benchmark.

•	Though slightly underweight in the Industrials sector relative to the benchmark, stock selection was positive in the sector and contributed positively to relative performance.

•

On an individual basis, leading contributors to relative performance included McDonald’s Corp. (Consumer Discretionary sector); Genentech, Inc. (Health Care sector); Well Fargo & Co. (Financials sector); and, Visa Inc. (Information Technology sector).

What hurt performance during the year

•

An underweighted position in the Consumer Staples sector relative to the benchmark was detrimental to performance. This sector was among the benchmark’s strongest-performing sectors in the period. With an underweighted posture in this area of investment, the Portfolio missed an opportunity for better returns.

•

An underweighted position and stock selection in the Health Care sector held back the Portfolio’s performance: The Health Care sector was among the strongest-performing sectors in the benchmark during the period. The Portfolio’s relative underweighted position created a missed opportunity. Positions in UnitedHealth Group Inc. (Health Care sector) and pharmaceutical company Merck & Co. Inc. hurt returns.

•	Stock selection in the Energy sector was negative for the Portfolio.

•

On an individual stock basis, leading detractors from performance for the period included Apple Inc. (Information Technology sector); United Health Group Inc. and Merck & Co., Inc. (Health Care sector); and, McDermott International Inc. (Industrials sector).

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	20.6%
Health Care	12.6
Industrials	11.3
Consumer Discretionary	11.0
Consumer Staples	10.9
Financials	6.7
Energy	5.9
Materials	3.9
Utilities	1.2
Telecommunication Services	0.4
Cash and Other	15.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$694.70	$3.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.47	3.71
Class IB
Actual	1,000.00	686.00	4.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.31	4.88
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.73% and 0.96%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO ADVISER

➢    SSgA Funds Management, Inc.***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*
Portfolio – IA Shares	(56.56)%	(21.30)%
Portfolio – IB Shares	(56.75)	(21.53)
Russell 1000 Value Index	(36.85)	(7.33)
S&P 500 Index†	(37.00)	(7.12)
*	Date of inception 10/3/05
†	In 2008, the Investment Manager revised the Portfolio’s benchmark index to be the Russell 1000 Value Index, which more closely reflects the market sectors in which the Portfolio invests.
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

*** Effective December 1, 2008, SSgA Funds Management, Inc. replaced Legg Mason Capital Management, Inc. as the subadvisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’ s Class IA shares returned (56.56)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Value Index, returned (36.85)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Amgen aided performance. It gained nicely as sales trends for several of its drugs improved and encouraging test data was released for a potential blockbuster drug.

What hurt performance during the year

•

Losses in the Financials sector were a primary culprit with principal detractors for the year including AIG, Freddie Mac, and Citigroup. Each of these companies suffered multi-billion dollar write-downs from mortgage-backed securities or credit default swaps and ended up forced to accept government loans or being taken over.

•	Managed-care organizations Aetna and UnitedHealth dropped as investors worried about their investment portfolios and the chances of a negative underwriting cycle.

•	The global reach of utility firm AES proved to be a detriment, as concern about leverage and the sharp slowdown in emerging markets took a big cut out of the company’s stock price

Portfolio Positioning and Outlook

While it is possible that the markets may retest the lows of the fall, we believe investors are being afforded one of the best buying opportunities in several generations. Since we believe nearly the whole market is markedly underpriced, during 2008, we responded by broadening the Portfolio and expanding the number of stocks. High-quality names are as cheap as lower quality names in many cases, so the Portfolio moved up the quality spectrum without sacrificing expected returns.

On December 1, 2008, the Portfolio transitioned to an index Portfolio designed to track the Russell 1000 Value Index. The Index measures the performance of the large-cap value segment of the U.S. equity universe. Additionally, the Portfolio will change from a non-diversified Portfolio to a diversified portfolio in connection with this transition. SSgA Funds Management, Inc. replaced the current subadviser, Legg Mason Capital Management, Inc. The Portfolio was renamed the EQ/Large Cap Growth Index Portfolio.

It is not possible to invest directly in an unmanaged index such as the Russell 1000 Value Index.

EQ/LARGE CAP VALUE INDEX PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets

Financials.	23.3%
Energy	16.8
Health Care	13.0
Consumer Staples	9.4
Industrials	8.8
Consumer Discretionary	8.0
Utilities	6.8
Telecommunication Services	6.4
Materials	2.9
Information Technology	2.6
Cash and Other	2.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$600.90	$3.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81
Class IB
Actual	1,000.00	599.00	4.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period)

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO ADVISERS

➢    AXA Equitable Life Insurance Company***

➢    AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	(43.06)%	(4.43)%	(0.68)%	1.04%
Portfolio – IB Shares	(43.32)	(4.71)	(0.89)	0.85
Russell 1000 Value Index	(36.85)	(0.79)	1.36	2.58
**	Date of inception 5/18/01. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
*	Date of inception 1/1/98
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

*** Effective December 1, 2008, AXA Equitable Life Insurance Company was added as a subadvisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (43.06)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Value Index, returned (36.85)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	An underweight position in Lehman Brothers benefited performance during the year.

•	Positions in Energy company Chevron and property and casualty insurer Ace contributed to positive returns.

•	An overweight in the Energy sector and an underweight in the Capital Equipment sector also contributed to relative returns.

What hurt performance during the year

•	In the Utilities sector, a major detractor was Sprint Nextel, which fell sharply amid further deterioration of its subscriber base but remains deeply undervalued.

•	Another detractor was AIG, which relinquished 80% ownership to the government in exchange for financing.

•	Other large individual detractors included Fannie Mae and Freddie Mac.

Portfolio Positioning and Outlook

At year-end, prices to book value are comparable to levels of the early-1990s banking crisis, which heralded in one of the strongest periods of outperformance. In our opinion, these pricing distortions may correct as anxiety eventually subsides and investors once again focus on company fundamentals.

On December 1, 2008, the Portfolio’s investment strategy was modified to utilize a combination of a concentrated active management style and a passive index strategy with the ability to make a limited investment in exchange traded funds. The target active allocated portion will be 30% of the Portfolio while the target index allocated portion of the Portfolio will be 70% and designed to track the Russell 1000 Value Index. The Index measures the performance of the large-cap value segment of the U.S. equity universe. AllianceBernstein L.P. will remain as subadviser to both portions of the Portfolio. The Portfolio was renamed the EQ/Large Cap Value PLUS Portfolio.

It is not possible to invest directly in an unmanaged index such as the Russell 1000 Value Index.

EQ/LARGE CAP VALUE PLUS PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	21.7%
Energy	16.7
Health Care	13.9
Consumer Staples	11.3
Consumer Discretionary	9.2
Industrials	7.0
Telecommunication Services	6.0
Utilities	5.6
Information Technology	5.2
Materials	2.5
Cash and Other	0.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$688.60	$3.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.57	3.61
Class IB
Actual	1,000.00	686.20	4.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.31	4.88
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.71% and 0.96%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO ADVISER

➢    BlackRock Financial Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	5.21%	5.16%	5.73%	8.78%
Portfolio – IB Shares	5.01	4.92	5.48	8.28
Barclays Capital Long Government/Credit Bond Index	8.44	6.31	6.62	9.86
*	Date of inception 4/29/05. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 3/20/85
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 5.21% for the year ended December 31, 2008. The Portfolio’s benchmark, the Barclays Capital Long Government/Credit Bond Index, returned 8.44% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

The Portfolio’s underweight exposure to investment grade credit contributed positively to performance as spreads widened throughout the year. Earlier in the year, banks’ reluctance to lend to one another froze credit markets and liquidity became sparse. A negative tone in credit continued on the backdrop of weak earnings, a worsening global recession, and a corresponding sell-off in equities.

•	Corporate security selection also aided performance, particularly in the fourth quarter of 2008, as the Financials sector outperformed the Industrials and Utilities sectors.

What hurt performance during the year

•

The Portfolio’s performance was hindered by its overweight in high-quality spread assets, including asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), as spreads widened and the market experienced a flight to quality, which benefited U.S. Treasury securities. Spread assets experienced historic levels of volatility throughout the year, as investors continued to avoid risky assets and forced de-leveraging by hedge funds and banks put tremendous pressure on the underlying bonds in these sectors.

•

Exposure to CMBS and non-agency adjustable-rate mortgages (ARMs) proved most detrimental. However, spreads on these sectors began to recover in December as the U.S. government and Federal Reserve were stanch in their commitment to providing liquidity in an effort to stimulate financial markets.

Portfolio Positioning and Outlook

At the end of the year, the Portfolio was underweight in U.S. Treasury securities, while maintaining an overweight in high-quality spread assets. In our opinion, spreads of both agency and non-agency mortgages appeared to start to recover in December, as the Federal Reserve announced the creation of the Term Asset-Backed Securities Loan Facility (TALF) together with its intent to buy agency debt and mortgages. The CMBS market also strengthened as deleveraging slowed and the market experienced a return of opportunistic capital. We believe that as stability returns to financial markets, spreads will recover gradually over time. At year-end, the Portfolio was slightly short duration relative to the benchmark.

EQ/LONG TERM BOND PORTFOLIO

Distribution of Assets by Sector as of 12/31/08	% of Net Assets
U.S. Government and Agency	42.3%
Corporate Bonds	42.1
Asset Backed Securities	13.5
Foreign Government	0.3
Cash and Other	1.8

Total	100.0%

Portfolio Characteristics As of December 31, 2008
Weighted Average Life (Years)	19.7
Weighted Average Coupon (%)	4.7
Weighted Average Modified Duration (Years)*	11.1
Weighted Average Rating	AA
*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$1,059.80	$2.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.47	2.69
Class IB
Actual	1,000.00	1,058.70	4.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.22	3.96
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.53% and 0.78%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO ADVISER

➢    Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*
Portfolio – IA Shares	(36.41)%	(4.82)%
Portfolio – IB Shares	(36.54)	(5.06)
Russell 1000 Value Index	(36.85)	(4.66)
* Date of inception 4/29/05
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (36.41)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Value Index, returned (36.85)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

Stock selection within the Financial Services sector was the largest contributor to relative performance during the period. A key contributor was Wells Fargo & Company, a bank holding company with a sizable residential mortgage business. The company was one of the few financial firms that showed a positive return during a tumultuous year for the financial industry.

•

Also contributing to relative performance was stock selection within the Materials and Processing sector. Agricultural processor Archer Daniels Midland Company rose sharply due to fourth quarter earnings results that far surpassed analysts’ expectations.

•

Within the Auto and Transportation sector, shares of Delta Air Lines rose significantly during the fourth quarter. Investors liked the solid growth in the airline’s Revenue per Available Seat Mile accompanied by a strategic reduction in capacity and declining fuel costs. Also, during the fourth quarter the airline completed its merger with Northwest Airlines which should result in operational synergies and geographical diversification.

What hurt performance during the year

•

The Portfolio’s sizeable underweight within the Integrated Oils sector was the largest detractor from relative performance as international oil holdings held up even in the face of dramatically lower crude oil prices in the second half of the year.

•	The Portfolio’s large underweight within the Utilities sector was a large detractor from relative performance as electric utilities performed well in a poor market.

•	The Portfolio’s overweight position in the overall Financial sector reduced somewhat the benefit of good stock selection, particularly within diversified financial firms.

Portfolio Positioning and Outlook

Because of their sheer size, strong balance sheets, and experienced management, large cap stocks tend to be less volatile than small or mid cap stocks. After several years of relative underperformance, we believe large caps may likely do well going forward. From an investment standpoint, we seek undervalued companies that are under-earning their long-term potential, as long as we are able to identify positive fundamental catalysts that we believe will cause those earnings to move back toward normalized levels. We believe we may find many attractive investment opportunities across several industry groups.

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	37.5%
Consumer Discretionary	11.5
Consumer Staples	11.1
Industrials	10.7
Health Care	10.2
Energy	8.0
Information Technology	6.3
Telecommunication Services	1.7
Materials	1.3
Cash and Other	1.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$748.60	$3.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81
Class IB
Actual	1,000.00	747.70	4.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO ADVISER

➢    Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*
Portfolio – IA Shares	(30.80)%	(1.88)%
Portfolio – IB Shares	(30.95)	(2.12)
Russell 1000 Index	(37.60)	(4.60)
*	Dateof inception 4/29/05.
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (30.80)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Index, returned (37.60)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Strong stock selection within the Health Care sector was the largest contributor to the Portfolio performance, including ImClone Systems and Celgene Corp as significant contributors.

•	The Portfolio was overweight the Consumer Staples sector, which helped performance as this was the best performing sector, relatively.

•	Stock selection was also strong within the Technology sector, as QUALCOMM, IBM, and Hewlett-Packard outperformed the sector.

What hurt performance during the year

•	The relative underweight within the Integrated Oils sector was the largest detractor from Portfolio performance during the year.

•	Stock selection within the Other Energy sector also negatively impacted the portfolio. Valero Energy and Weatherford International were significant detractors.

•	The Portfolio’s underweight within Auto and Transportation was another detractor during the period.

Portfolio Positioning and Outlook

At the end of 2008, the U.S. economy continued to struggle under the weight of deteriorating credit markets, increased job losses, and continuing declines in home values. We adjusted exposure within the Portfolio to take advantage of select opportunities. Profits were taken from the overweight positions held in the Health Care and Consumer Staples sectors, which have performed well. Overall, we will look for companies with attractive valuations and favorable growth prospects.

Sector Weightings as of 12/31/08	% of Net Assets
Consumer Staples	17.3%
Financials	17.0
Information Technology	14.4
Health Care	12.9
Energy	9.8
Consumer Discretionary	8.5
Industrials	6.4
Utilities	4.7
Materials	4.0
Telecommunication Services	3.2
Cash and Other	1.8

Total	100.0%

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$771.00	$3.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81
Class IB
Actual	1,000.00	770.60	4.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

PORTFOLIO ADVISER

➢    Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*
Portfolio – IA Shares	(38.79)%	(6.17)%
Portfolio – IB Shares	(38.96)	(6.40)
Russell Mid Cap Value Index	(38.44)	(4.71)
*	Date of inception 4/29/05
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (38.79)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell Mid Cap Value Index, returned (38.44)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

Stock selection within the Materials and Processing sector was the largest contributor to performance. Archer Daniels Midland Company and Mosaic led the sector and were two of the best performers in the Portfolio overall.

•	The Portfolio’s overweight within Health Care also helped performance as this sector held up better than most of the others.

•	Within the other Energy sector, EOG Resources and Range Resources contributed to positive stock selection.

What hurt performance during the year

•	Negative stock selection within the Consumer Discretionary sector was the most significant detractor during the year. Shares of R.H. Donnelley, a directory publisher, tumbled sharply.

•	Within the Auto and Transportation sector, stock selection was again a drag on performance as a result of poor performance from Goodyear Tire & Rubber.

•	Stock selection also hampered performance within the Consumer Staples sector. This was largely a result of poor performance within two food companies, Dean Foods and Smithfield Foods.

Portfolio Positioning and Outlook

During the last year, the U.S. has experienced financial turmoil to an extent not seen for decades. With the economy in a recession for a year now, we do not believe there will be significant improvement in the U.S. economy in the near future. At the end of the year, the Portfolio’s largest sector weighting was in utilities, which have been providing relatively stable earnings and have high dividend yields. The Portfolio was underweight within Financial services.

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Industrials	13.8%
Consumer Discretionary	12.4
Telecommunication Services	11.0
Financials	11.0
Consumer Staples	10.1
Utilities	9.6
Health Care	8.4
Information Technology	7.1
Materials	7.0
Energy	5.0
Cash and Other	4.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$703.40	$3.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.11	4.06
Class IB
Actual	1,000.00	$702.70	4.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO ADVISER

➢    Marsico Capital Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	(40.15)%	(1.62)%	2.77%
Portfolio – IB Shares	(40.32)	(1.86)	2.55
Russell 1000 Growth Index	(38.44)	(3.42)	(2.75)
*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 8/31/01
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (40.15)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned (38.44)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year:

•

Stock selection in the Banks industry aided performance. Collectively, Portfolio positions in the Banks industry declined, significantly outperforming the Banks holdings in the industry group of the benchmark.

•	A select holding in the Retailing industry, home improvement retailer Lowe’s Cos., Inc. contributed to the Portfolio’s performance.

•

Stock selection in the Capital Goods sector added to performance. While holdings in the Capital Goods sector declined in the period, they significantly outperformed the sector holdings in the benchmark.

•	A select holding in the Software and Services industry, credit card processor Visa Inc. materially contributed to returns in the year.

•	Other individual positions that had a positive impact on performance included worldwide fast-food operator McDonald’s Corp., and drug developers Genentech Inc. and Schering-Plough Corp.

What hurt performance during the year:

•

An underweighted posture in the Consumer Staples sector relative to the benchmark. Consumer Staples was among the benchmark’s strongest-performing sectors in the period. By maintaining an underweighted posture in this area, the Portfolio missed an opportunity to better performance.

•	A specific holding in the Technology Hardware and Equipment industry: A position in computer and personal electronic device manufacturer Apple Inc. was a material detractor from performance in 2008.

•

An underweighted posture and stock selection in the Health Care Sector as Health Care was among the strongest-performing sectors in the benchmark. Positions in United Health Group Inc. and pharmaceutical company Merck & Co. Inc. hurt returns.

•	Stock selection in the Consumer Services Sector negatively impacted performance. Positions in hotel/casino operators Las Vegas Sands Corp., Wynn Resorts Ltd., and MGM Mirage put a drag on returns.

•

Positions in deep water drilling company Transocean Ltd., bank holding company Goldman Sachs Group Inc., Brazil-based oil and gas exploration company Petroleo Brasileiro S.A., and oil services firm Schlumberger Ltd. were detractors in 2008.

EQ/MARSICO FOCUS PORTFOLIO

Portfolio Positioning and Outlook

As of December 31, 2008, the Portfolio’s economic sector allocations were overweight Financials, Consumer Discretionary, and Industrials and underweight Information Technology, Energy, Consumer Staples, and Health Care as compared to the benchmark.

In our opinion, global economic prospects may remain subdued in the early part of 2009, yet there may be reasons for cautious optimism for investors in the stock market. The extraordinary economic and market events of 2008 are being met with equally unprecedented monetary and fiscal policy responses. While many of these efforts have not been fully implemented and/or work with a lagged effect, we believe they ultimately will help credit markets and capital creation normalize, restore confidence and trust in the financial system, and help stabilize housing markets. The combination of lower interest rates and attractive valuations of “growth” equities, coupled with reduced investor risk aversion, may, over time, provide a favorable environment for faster growing, unique companies.

Sector Weightings as of 12/31/08	% of Net Assets
Consumer Discretionary	22.3%
Industrials	17.0
Financials	17.0
Information Technology	11.9
Health Care	10.8
Consumer Staples	10.0
Materials	6.3
Energy	2.9
Cash and Other	1.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled

“Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$682.60	$3.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57
Class IB
Actual	1,000.00	681.80	4.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.84
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.90% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO ADVISER

➢    SSgA Funds Management, Inc.***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1	5	Since
	Year	Years	Incept.**
Portfolio – IA Shares*	(49.10)%	(5.24)%	(2.92)%
Portfolio – IB Shares	(49.28)	(5.48)	(3.12)
S&P Mid Cap 400 Index	(36.23)	(0.08)	0.98
*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to remove the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees
**	Date of inception 9/1/00
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

*** Effective December 1, 2008, SSgA Funds Management, Inc. replaced Fidelity Management & Research Company as the subadvisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (49.10)% for the year ended December 31, 2008. The Portfolio’s benchmark, the S&P Mid Cap 400 Index, returned (36.23)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Security selection in the Health Care Equipment and Services sector added to relative performance. Express Scripts Inc. and Bard Inc. were leading names in this industry.

•

Overweight to the Consumer Staples sector was a significant positive contributor to performance. Specifically, allocations to the Food, Beverage, and Tobacco, and Food and Staples retailing industries were the most prevalent sources of positive market selection attribution. This was particularly helpful in the fourth quarter.

What hurt performance during the year

•	The single largest detractor from performance was a significant overweight to the Energy sector. Exposure to names such as Chesapeake Energy was particularly harmful in the second half.

•	Security selection was less than desirable across most industries. The industries that were the most difficult were Transportation, Technology Hardware, and Consumer Durables.

•	The largest single detractor was Consumer Durables company Harman International.

Portfolio Positioning and Outlook

During 2008, the Materials sector weighting was taken down as demand and deflation concerns continued to plague the sector. Similarly, the Portfolio brought down its weighting in Energy stocks.

On December 1, 2008, the Portfolio transitioned to an index Portfolio designed to track the S&P Mid Cap 400 Index. The Index tracks a diverse basket of medium-sized U.S. firms. SSgA Funds Management, Inc. replaced the current subadviser, Fidelity Management & Research Company. The Portfolio was renamed the EQ/Mid Cap Index Portfolio.

It is not possible to invest directly in an unmanaged index such as the S&P Mid Cap 400 Index.

EQ/MID CAP INDEX PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	20.6%
Industrials	14.0
Consumer Discretionary	13.6
Information Technology	12.1
Health Care	11.0
Utilities	8.0
Materials	6.5
Energy	6.2
Consumer Staples	4.4
Telecommunication Services	0.5
Cash and Other	3.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$553.40	$3.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.27	3.91
Class IB
Actual	1,000.00	552.70	3.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.01	5.18
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.77% and 1.02%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO ADVISERS

➢    AXA Equitable Life Insurance Company

➢    SSgA Funds Management, Inc.***

➢    Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1	5	10	Since
	Year	Years	Years	Incept.**
Portfolio – IA Shares*	(39.06)%	2.20%	1.38%	1.79%
Portfolio – IB Shares	(39.53)	2.58	1.05	1.51
Russell Mid Cap Value Index	(38.44)	0.33	4.44	6.54
*	Date of inception 11/24/98. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/97
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

*** Effective December 1, 2008, SSgA Funds Management, Inc. replaced Mellon Capital Management Corporation as a subadvisor of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (39.06)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell Mid Cap Value Index, returned (38.44)% over the same period.

PORTFOLIO ADVISERS

The Portfolio’s assets are allocated among three investment managers using a different but complementary investment strategy. Approximately 30% of the Portfolio is actively managed by Wellington Management Company LLP; approximately 60% of the Portfolio tracks the performance of the Russell Mid Cap Value Index and is managed by SSgA Funds Management, Inc.; and approximately 10% of the Portfolio invests in exchanged-traded Portfolios (ETFs) and is managed by AXA Equitable’s Funds Management Group.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	The Portfolio was significantly underweight relative to the benchmark in the Financials sector. Stock selection was a positive for the Portfolio in this sector.

•	The Portfolio was relatively overweight to the benchmark in the Health Care sector. Positive stock selection in this sector helped to contribute to relative performance on a positive basis.

•

Among the stocks contributing the most to relative performance was Barr Pharmaceuticals. Shares of this global pharmaceutical company, with both proprietary and generic drug operations, rose in mid-July following an announcement that they would be acquired by Teva.

•

Other leading contributors to relative performance included Delta Air Lines Inc. and Northwest Airlines Corp (Industrials sector). Delta’s stock price benefited from the news and subsequent completion of a merger with Northwest.

•

CACI International Inc., provider of professional services and IT solutions (Information Technology sector) aided relative performance. Shares of the information systems and high technology company rose slightly at the end of the year after announcing the opening of a new research and development facility to provide continued support to the US Army.

What hurt performance during the year

•	The Portfolio was underweight relative to the benchmark in the Consumer Staples sector. Stock selection was negative in this sector for the period and held back relative performance.

•	The Portfolio was overweight relative to the benchmark in the Information Technology sector which inhibited relative performance.

•	The Portfolio was underweight relative to the benchmark in the Energy sector. Stock selection was negative in this sector which held back relative returns.

•	Among the stocks detracting the most from relative performance was Flextronics, a global provider of vertically-integrated advanced design

EQ/MID CAP VALUE PLUS PORTFOLIO

and electronics manufacturing (Information Technology sector). This stock declined towards the second half of the year.

•

Rhodia, the French chemical company (Materials sector), fell earlier in the year on concerns of rising raw material and energy costs. Toward the end of the period, it suffered further as a faltering economy has led the company to bring down profit guidance.

•	R.H. Donnelley, publisher of the Yellow Pages (Consumer Discretionary sector) experienced downward pressure as advertising revenue has decreased entering the recession.

Sector Weightings as of 12/31/08	% of Net Assets
Financials	26.4%
Utilities	12.1
Consumer Discretionary	10.4
Industrials	8.0
Consumer Staples	7.3
Information Technology	7.0
Materials	6.3
Health Care	5.3
Energy	4.1
Telecommunication Services	1.1
Cash and Other	12.0

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$682.30	$3.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.32	3.86
Class IB
Actual	1,000.00	678.40	4.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.06	5.13
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.76% and 1.01%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO ADVISER

➢    The Dreyfus Corporation

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	2.36%	3.17%	3.32%	5.69%
Portfolio – IB Shares*	2.13	2.93	3.06	5.43
3-Month Treasury Bill Index	2.06	3.25	3.45	5.86
*	Investment operations commenced with respect to Class IB shares on October 2, 1996. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees. **Date of inception 7/13/81
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.36% for the year ended December 31, 2008. The Portfolio’s benchmark, the 3-Month Treasury Bill Index, returned 2.06% over the same period.

Portfolio Highlights

For the year ended December 31, 2008.

2008 was a year of unprecedented disruptions in the fixed income markets. The bankruptcy of Lehman Brothers and the Treasury and Federal Reserve engineered bailouts of Fannie Mae, Freddie Mac and AIG shook investors confidence. This, in turn, led to legislative and central bank actions worldwide to provide liquidity to a wide variety of markets.

The Portfolio had been structured with a diversified mix of fixed and floating rate instruments issued by high quality issuers. The Portfolio maintains ample levels of liquidity in order to meet shareholders needs.

As financial conditions worsened, the Portfolio took an even more conservative approach by focusing new investments in U.S. Treasury securities and government sponsored agency obligations. This allowed it to build further liquidity while reducing the weighted average maturity of the Portfolio.

Portfolio Positioning and Outlook

While we believe the actions taken by the major central banks and governments will work over time to return the short-term money markets to a more normal functioning, the Portfolio remained defensive at the end of the year. It is clear that the economic outlook is troubling. Despite significant monetary policy easing by the Federal Reserve, the drag of the housing and manufacturing slowdowns will take time to work through.

We will continue to position the Portfolio in response to incoming economic data while seeking to maintain the appropriate levels of credit quality and liquidity.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in this Portfolio.

Maturity Weightings As of December 31, 2008
1-30 days	52.6%
31-60 days	16.6
61-90 days	16.2
91-120 days	—
>120 days	14.6

100.0%

EQ/MONEY MARKET PORTFOLIO

Distribution of Assets by Sector as of 12/31/08	% of Net Assets
Government Securities	40.2%
Time Deposit	18.7
Certificates of Deposit	7.2
Commercial Paper	7.2
Variable Rate Securities	2.4
Bank Note	1.9
Cash and Other	22.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$1,007.80	$2.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.72	2.44
Class IB
Actual	1,000.00	1,006.70	3.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.47	3.71
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.48% and 0.73%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO ADVISER

➢    Montag & Caldwell, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	(32.74)%	(0.60)%	(1.33)%	(0.80)%
Portfolio – IB Shares	(32.86)	(0.81)	(1.43)	(0.90)
Russell 1000 Growth Index	(38.44)	(3.42)	(4.27)	(3.57)
*	Investment operations commenced with respect to Class IA shares on December 13, 2004. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 12/1/98
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (32.74)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned (38.44)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	A significant overweight in Consumer Staples was additive to performance for the year.

•	A significant underweight and stock selection in the Financials sector was a positive contributor, particularly Charles Schwab and Wells Fargo.

•	An underweight and stock selection in the Consumer Discretionary sector was additive to performance, notably McDonalds Corp.

What hurt performance during the year

•	Stock selection in the Information Technology sector was not additive to performance, with Google Inc. and Electronic Arts Inc. holding back returns.

•	Stock selection in the Health Care sector marginally detracted from performance which included Stryker Corp. and Merck & Co.

Portfolio Positioning and Outlook

As the steeper decline in economic activity and corporate profits became evident during the fourth quarter, the Standard & Poor’s 500 Index experienced the third worst stock market decline since 1900, and, in our opinion, has perhaps discounted the likely depth and duration of this economic downturn. While the stock market may remain in a choppy trading range over the near term as corporate profit reports disappoint investors, we believe the market may have taken into account a worse than average recession. At year’s end, we believe that we may be in the later phases of the bear market.

After the protracted stock market decline, we believe we may still be in the early stages of a major rotation into large cap growth issues. Large cap growth shares are attractively valued, have strong balance sheets, and their above average earning growth may become attractive in a more challenging corporate profit environment. Because of their product mix, the domestic based earnings of large cap growth stocks may do relatively well in a slower growing U.S. economy.

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Consumer Staples	26.2%
Information Technology	21.8
Health Care	17.2
Energy	11.5
Consumer Discretionary	9.7
Industrials	7.0
Financials	5.3
Cash and Other	1.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$721.00	$3.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.56	4.62
Class IB
Actual	1,000.00	720.80	5.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.25	5.94
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.91% and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO ADVISER

➢    Franklin Mutual Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*
Portfolio – IA Shares	(37.94)%	(15.43)%
Portfolio – IB Shares	(38.13)	(15.68)
S&P 500 Index	(37.00)	(13.45)
*	Date of inception 9/15/06.
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (37.94)% for the year ended December 31, 2008. The Portfolio’s benchmark, the S&P 500 Index, returned (37.00)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

The leading contributor to the Portfolio’s performance for the quarter was global broadband provider Qwest Communications International Inc. The firm’s gains, along with a smaller advance by Dutch telecom Koninklijke KPN N.V., assisted results in the Telecommunication Services sector.

•	Another source of positive performance was the Airline industry, where Delta Air Lines Inc. rose strongly during a quarter in which it completed a merger with Northwest Airlines.

•

The Portfolio’s Pharmaceutical industry exposure advanced with gains by Bristol-Myers Squibb Co. and Valeant Pharmaceuticals International. However, the significant declines experienced by other holdings in the industrials and health care sectors, respectively, undermined overall portfolio results.

What hurt performance during the year

•

U.S. and European holdings in the Financials sector were among the leading Portfolio detractors for the period. Insurance holdings such as White Mountains Insurance Group Ltd., Berkshire Hathaway Inc. and Prudential Financial Inc. retreated, although a few other insurance positions assisted Portfolio results. Commercial banks such as Danske Bank A/S, Societe Generale S.A. and U.S. Bancorp also declined strongly, as did financial services giant JPMorgan Chase & Co. and real estate investment trust Alexander’s Inc.

•

Holdings in the Materials sector also proved detrimental, particularly paper and forest products companies Weyerhaeuser Co., International Paper Co., MeadWestvaco Corp. and Domtar Corp. Metals and mining holdings Alcoa Inc., Cliffs Natural Resources Inc. and AK Steel Holding Corp. further detracted from Portfolio returns.

•

Additional detractors included Information Technology and consumer-oriented positions. Technology names that endured a difficult quarter included Dell Inc., Microsoft Corp., Tyco Electronics Ltd. and LSI Corp.

•	In the Consumer Discretionary sector, media conglomerates Comcast Corp., News Corp., Time Warner Inc. and Viacom Inc. weighed on Portfolio results.

Portfolio Positioning and Outlook

The Portfolio’s manager seeks to achieve long-term returns with lower risk and volatility than the overall market. In the pursuit of undervalued securities, we identify those companies we believe have viable catalysts in place to unlock value for our shareholders. Indeed, we try to think and act like company owners, buying securities when we believe they are trading at significant discounts to intrinsic worth.

EQ/MUTUAL SHARES PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Consumer Staples	21.6%
Financials	13.7
Consumer Discretionary	9.6
Industrials	8.4
Information Technology	7.3
Utilities	5.5
Materials	5.4
Energy	5.3
Health Care	3.7
Telecommunication Services	3.3
Cash and Other	16.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$733.10	$4.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class IB
Actual	1,000.00	732.00	5.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.60	6.60
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by 184/366 (to reflect the one-half year period for the hypothetical example).

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO ADVISER

➢    OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*
Portfolio – IA Shares	(40.60)%	(14.56)%
Portfolio – IB Shares	(40.75)	(14.76)
MSCI World Index	(40.71)	(13.70)
*	Date of inception 8/31/06.
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (40.60)% for the year ended December 31, 2008. The Portfolio’s benchmark, the MSCI World Index, returned (40.71)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	The Portfolio had a significant overweight position in the Information Technology sector which contributed to positive relative performance.

•	An underweight position in the Materials sector was helpful to the Portfolio’s relative performance.

•

On an individual stock basis, individual contributors to performance included Wal-Mart Stores, Inc., (Consumer Staples sector), Gilead Sciences, Inc., (Health Care sector), Shionogi & Co. Ltd. (Health Care sector), McDonald’s Corp. ( Consumer Discretionary sector) and Intuit, Inc. (Information Technology sector).

What hurt performance during the year

•	On a sector basis, the detractors from relative performance were underweight positions in the Energy and Utilities sectors.

•	An overweight position in the Consumer Discretionary sector was detrimental to relative performance.

•

On an individual basis, leading detractors from performance included American International Group and the Royal Bank of Scotland Group plc (Financials sector); and, Sirius XM Radio, Inc. (Consumer Discretionary sector).

•	Not holding Exxon Mobil Corp., while the benchmark did, hurt relative performance.

Portfolio Positioning and Outlook

The Portfolio was diversified across a number of geographies. At the end of the year, just over one-third of the Portfolio was invested in the U.S., a country that, in our opinion, remains the largest and most innovative economy in the world, with stocks priced reasonably. The next largest geographic weight was Japan, a country whose economy is expansive. Many Japanese companies are reputable and have long track records of significant innovations. Likewise, the Portfolio was invested in the U.K. for the same reasons - it is one of the world’s most open economies and offers extremely high quality companies.

EQ/OPPENHEIMER GLOBAL PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	27.6%
Consumer Discretionary	18.1
Industrials	14.6
Financials	11.0
Consumer Staples	10.3
Health Care	7.6
Energy	4.7
Telecommunication Services	3.8
Utilities	0.9
Cash and Other	1.4

Total	100.0%

UNDERSTANDING YOUR EXPENSES :

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$685.40	$4.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.84
Class IB
Actual	1,000.00	685.00	5.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.10	7.10
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.15% and 1.40%, respectively, multiplied by 184/366 (to reflect the one-half year period for the hypothetical example).

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO ADVISER

➢    OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*
Portfolio – IA Shares	(38.72)%	(14.58)%
Portfolio – IB Shares	(38.87)	(14.80)
Russell 3000 Index	(37.31)	(13.03)
*	Date of inception 8/31/06.
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (38.72)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 3000 Index, returned (37.31)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

Relative to the benchmark, moving to an underweight position in the Financials sector proved to benefit performance, as Financials was the benchmark’s worst performing sector. In addition to the allocation effect, strong stock selection within the Financials sector also significantly outperformed the benchmark.

•	On an individual basis, holding Apple Inc., while the benchmark did not, was a positive for the Portfolio.

•	Schlumberger Ltd. and Chevron Corp. (both in the Energy sector) contributed to positive relative performance.

What hurt performance during the year

•	The Portfolio was underweight in Consumer Staples. However, the allocation effect detracted from performance as Consumer Staples proved to be the best performing sector for the benchmark.

•	An underweight position in the Health Care sector prevented the Portfolio from benefiting more fully from the area’s relative strength.

•	Stock selection in the Consumer Discretionary sector also hampered the Portfolio’s relative performance.

Portfolio Positioning and Outlook

At the end of the reporting period, the Portfolio had an emphasis on the Information Technology, Industrials and Energy sectors, where a number of companies appear to have been punished too severely during the downturn and may be poised to rebound in a recovery. At the end of the period, the Portfolio was overweight relative to the benchmark in the Materials sector. Conversely, the Portfolio ended the reporting period underweight the benchmark in Financials.

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	22.9%
Energy	17.2
Industrials	16.3
Consumer Discretionary	12.9
Financials	10.5
Health Care	7.0
Materials	5.9
Consumer Staples	3.3
Telecommunication Services	2.8
Utilities	0.3
Cash and Other	0.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$680.10	$4.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class IB
Actual	1,000.00	679.80	5.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.60	6.60
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by 184/366 (to reflect the one- half year period for the hypothetical example).

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO ADVISER

➢    OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	Since Incept.*
Portfolio – IA Shares	(38.06)%	(15.92)%
Portfolio – IB Shares	(38.23)	(16.15)
Russell 2000 Index	(33.79)	(13.35)
*	Date of inception 8/31/06.
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (38.06)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 2000 Index, returned (33.79)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	An overweight position in the Telecommunications Services sector relative to the benchmark contributed to performance on a positive basis.

•

Holding DRS Technologies, Inc., a supplier of defense electronic systems to government and commercial markets (Industrials sector); Massey Energy Corp. (Energy sector); Philadelphia Consolidated Holding Corp., engaged in designing, marketing, and underwriting specialty commercial and personal property and casualty insurance products (Financials sector); and, Dollar Tree, Inc. (Consumer Discretionary sector) proved positive for the Portfolio’s relative performance. The benchmark did not hold these companies.

What hurt performance during the year

•	During the first half of the year, an underweight position in the Energy sector, a relatively small component of the benchmark, detracted from relative performance.

•	Overweight positions in the Industrials and Information Technology sectors held back the Portfolio’s relative performance.

•

On an individual basis, Petrohawk Energy Corp. (Energy sector); CF Industries Holdings, Inc., one of the largest manufacturers and distributors of nitrogen and phosphate fertilizer products in North America (Materials sector); Liz Claiborne Inc. (Consumer Discretionary sector); and Walter Industries, Inc., a leading producer and exporter of U.S. metallurgical coal for the global steel industry (Energy sector) were among the leading detractors from relative performance during the period.

Portfolio Positioning and Outlook

The Portfolio ended the reporting period with an emphasis on the Information Technology, Industrials and Energy sectors, where a number of companies appear to have been punished too severely during the downturn and may be poised to rebound strongly in an eventual recovery. At the end of the period, the Portfolio was overweight relative to the benchmark in the Materials sector. Conversely, the Portfolio ended the reporting period underweight the benchmark in Financials.

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Industrials	21.1%
Information Technology	21.1
Consumer Discretionary	16.5
Financials	16.0
Health Care	7.5
Energy	6.4
Materials	5.7
Consumer Staples	2.1
Telecommunication Services	1.9
Utilities	0.5
Cash and Other	1.2

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$684.30	$4.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class IB
Actual	1,000.00	683.40	5.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.60	6.60
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.05% and 1.30%, respectively, multiplied by 184/366 (to reflect the one- half year period for the hypothetical example).

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO ADVISER

➢    Pacific Investment Management Company, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares *	(3.74)%	2.64%	3.73%
Portfolio – IB Shares	(4.07)	2.54	3.65
Barclays Capital U.S. Treasury Inflation- Protected Securities (TIPS) Index	(2.35)	4.07	6.38
*	Investment operations commenced with respect to Class IA shares on March 30, 2007. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/24/02
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.07)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Barclays Capital U.S. TIPS Index, returned (2.35)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

Treasury Inflation-Protected Securities (TIPS) selection, focused on longer dated maturities, aided performance. Real yields declined on these issues as markets priced in the long-term inflation risks of the stimulative government policy.

•	Exposure to short maturities in the U.S. and U.K. via money market futures contributed to performance as policy initiatives helped move interbank lending rates down toward more typical levels.

•

Exposure to nominal duration vs. real duration in the U.K. and Euroland was beneficial for the Portfolio as nominal yields declined while real yields rose in both markets as inflation expectations fell.

What hurt performance during the year

•	An underweight to total duration in the second half of the fourth quarter hurt performance as global rates continued to decline and the global recession deepened.

•

Holdings of agency mortgage pass-through securities were detrimental to the Portfolio’s returns as even these high quality bonds were adversely affected by global deleveraging. However, higher coupon yields mitigated this impact.

•

Small exposure to upper tier non-Agency mortgages and other asset-backed securities which reacted negatively to the Treasury’s refocusing of the Troubled Asset Relief Program (TARP) away from direct mortgage investments put a drag on performance.

•	Modest holdings of Financials sector credits held back returns as the flight to quality and liquidity of nominal Treasuries caused spreads to widen.

Portfolio Positioning and Outlook

In our opinion, Treasuries are now overvalued. We may seek out assets that have been victims of the economic crisis but that can be expected to benefit from policy support.

EQ/PIMCO REAL RETURN PORTFOLIO

Portfolio Characteristics As of December 31, 2008
Weighted Average Life (Years)	10.7
Weighted Average Coupon (%)	2.5
Weighted Average Modified Duration (Years)*	7.3
Weighted Average Rating	AA+
*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/08	% of Net Assets
U.S. Government and Agency	133.1%
Corporate Bonds	19.2
Asset-Backed and Mortgage-Backed Securities	13.8
Commercial Paper	1.6
Municipal Securities	0.7
Foreign Government Securities	0.1
Cash and Other	(68.5)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$919.00	$3.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.82	3.35
Class IB
Actual	1,000.00	917.50	4.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.51	4.67
**	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.66% and 0.92%, respectively, multiplied by 184/366 (to reflect the one-half year period for the hypothetical example).

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO ADVISERS

➢    AXA Equitable Life Insurance Company***

➢    AllianceBernstein L.P.

➢    SSgA Funds Management, Inc.***

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares	(6.36)%	1.67%	3.71%	4.61%
Portfolio – IB Shares*	(6.57)	1.43	3.47	3.70
Barclays Capital Aggregate Bond Index	5.24	4.65	5.63	6.06
*	Investment operations commenced with respect to Class IB shares on July 8, 1998. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 10/1/93
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

*** Effective December 1, 2008, AXA Equitable Life Insurance Company and SSgA Funds Management, Inc. were added as subadvisors of the Portfolio.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (6.36)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Barclays Capital Aggregate Bond Index, returned 5.24% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Security selection in commercial mortgage-backed securities (CMBSs) contributed positively to the Portfolio’s performance.

What hurt performance during the year

•	Being underweight in U.S. Government securities detracted from the Portfolio’s performance.

•	Being overweight in CMBS and corporate bonds was detrimental to returns.

•	Exposure to subprime-related asset-backed securities (ABSs) and Alt-A mortgage securities put a drag on the Portfolio’s returns.

Portfolio Positioning and Outlook

Excessive pessimism is creating extraordinary opportunities to profit from the eventual recovery in the markets and to take advantage of widespread mispricings through active management. Fixed-income markets today offer some of the most compelling investment opportunities. Although fundamentals in certain sectors were deteriorating at year-end as the global economic slowdown continued, yield spreads widened to such levels that investors were being compensated very generously for the risks entailed. At the end of the year, the portfolio was underweight in government and mortgage-backed securities with an overweight in investment-grade corporates and commercial mortgage-backed securities.

On December 1, 2008, the Portfolio’s investment strategy was modified to utilize a combination of a concentrated active management style and a passive index strategy with the ability to make a limited investment in exchange traded funds. The target active allocated portion will be 30% of the Portfolio while the target index allocated portion of the Portfolio will be 70% and designed to track the Barclays Capital U.S. Aggregate Bond Index, a common benchmark of investment grade bonds.

AllianceBernstein L.P. will remain as subadviser to the active portion of the Portfolio while SSgA Funds Management, Inc. has become subadviser to the index allocated portion of the Portfolio. The Portfolio was renamed the EQ/Quality Bond PLUS Portfolio.

It is not possible to invest directly in an unmanaged index such as the Barclays Capital U.S. Aggregate Bond Index.

EQ/QUALITY BOND PLUS PORTFOLIO

Portfolio Characteristics As of December 31, 2008
Weighted Average Life (Years)	5.1
Weighted Average Coupon (%)	5.2
Weighted Average Modified Duration (Years)*	3.7
Weighted Average Rating	AA
*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

Distribution of Assets by Sector as of 12/31/08	% of Net Assets
U.S. Government and Agency	58.7%
Corporate Bonds	26.2
Asset Backed Securities	9.1
Foreign Government Securities	3.4
Preferred Stocks	0.0 #
Cash and Other	2.6

Total	100.0%

# Less than 0.1%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$937.30	$3.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.87	3.30
Class IB
Actual	1,000.00	937.20	4.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.65% and 0.90%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO ADVISER

➢    BlackRock Financial Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	Since Incept.**
Portfolio – IA Shares*	(1.76)%	2.22%	2.16%
Portfolio – IB Shares	(2.01)	2.03	1.99
Barclays Capital 1-3 Year Government/Credit Index	4.97	3.81	3.62
*	Date of inception 6/9/05. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 5/1/03
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (1.76)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Barclays Capital 1-3 Year Government/Credit Index, returned 4.97% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

The Portfolio’s underweight exposure to investment grade credit contributed positively to performance as spreads widened throughout the year. Earlier in the year, banks’ reluctance to lend to one another froze credit markets and liquidity became sparse. A negative tone in credit continued on the backdrop of weak earnings, a worsening global recession, and a corresponding sell-off in equities.

•	Corporate security selection also aided performance, particularly towards the end of the period, as the Financials outperformed the Industrials and Utilities sectors.

What hurt performance during the year

•

The Portfolio’s performance was hindered by its overweight in high-quality spread assets, including asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), as spreads widened and the market experienced a flight to quality, which benefited U.S. Treasury securities. Spread assets experienced historic levels of volatility throughout the year, as investors continued to avoid risky assets and forced de-leveraging by hedge funds and banks put tremendous pressure on the underlying bonds in these sectors.

•

Exposure to CMBS and non-agency adjustable-rate mortgages (ARMs) proved most detrimental. However, spreads on these sectors began to recover in December as the U.S. government and Federal Reserve were stanch in their commitment to providing liquidity in an effort to stimulate financial markets.

Portfolio Positioning and Outlook

At the end of the year, the Portfolio was underweight in U.S. Treasury securities, while maintaining an overweight in high-quality spread assets. In our opinion, spreads of both agency and non-agency mortgages appeared to start to recover in December, as the Federal Reserve announced the creation of the Term Asset-Backed Securities Loan Facility (TALF) together with its intent to buy agency debt and mortgages. The CMBS market also strengthened as deleveraging slowed and the market experienced a return of opportunistic capital. We believe that as stability returns to financial markets, spreads will recover gradually over time. At year-end, the Portfolio was slightly short duration relative to the benchmark.

EQ/SHORT DURATION BOND PORTFOLIO

Portfolio Characteristics As of December 31, 2008
Weighted Average Life (Years)	2.3
Weighted Average Coupon (%)	4.7
Weighted Average Modified Duration (Years)*	1.6
Weighted Average Rating	AA+
*	Modified duration is a measure of the price sensitivity of the portfolio to interest rate movements, taking into account specific features of the securities in which it invests.
Distribution of Assets by Sector as of 12/31/08	% of Net Assets
Asset Backed and Mortgage-Backed Securities	42.5%
U.S. Government and Agency	40.7
Corporate Bonds	12.7
Cash and Other	4.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$968.00	$2.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.32	2.85
Class IB
Actual	1,000.00	966.50	4.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.01	4.17
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.56% and 0.82%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO ADVISER

➢    AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08
	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	(33.94)%	(1.11)%	2.70%	2.23%
Portfolio – IB Shares	(34.12)	(1.36)	2.51	2.07
Russell 2000 Index	(33.79)	(0.93)	3.02	2.50
*	Date of inception 3/25/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 1/1/98
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (33.94)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 2000 Index, returned (33.79)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Sectors contributing to relative performance versus the benchmark included the Utilities, Consumer Staples, Telecommunications Services, Materials and Energy sectors.

•

On an individual stock basis, the leading contributors to relative performance included Petrohawk Energy, Alpha Natural Resources, Walter Industries, Inc., CF Industries Holdings, Inc. and Encore Acquisition.

What hurt performance during the year

•	The sectors that contributed the least for the reporting period were Information Technology, Consumer Discretionary, Industrials, Financials and Health Care.

•	On an individual stock basis, the leading detractors from performance included Hologic, Coeur d’Alene Mines Corp., Sothebys Holdings, National Financial Partners and Exco Resources, Inc.

Portfolio Positioning and Outlook

The portfolio will continue to meet its performance objective by approximating the investment return of the underlying index, the Russell 2000 Index.

It is not possible to invest directly in an unmanaged index such as Russell 2000 Index.

EQ/SMALL COMPANY INDEX PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	22.9%
Industrials	16.7
Information Technology	15.4
Health Care	15.0
Consumer Discretionary	11.1
Energy	4.4
Utilities	4.3
Consumer Staples	3.9
Materials	3.6
Telecommunication Services	1.2
Cash and Other	1.5

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$727.60	$2.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.72	2.44
Class IB
Actual	1,000.00	726.40	3.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.52	3.66
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.48% and 0.72%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO ADVISER

➢    T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	(41.94)%	(6.69)%	(3.79)%	6.25%
Portfolio – IB Shares	(42.10)	(6.80)	(3.85)	6.22
Russell 1000 Growth Index	(38.44)	(3.42)	(4.27)	7.49
*	Date of inception 5/16/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 8/1/88
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (42.10)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Growth Index, returned (38.44)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year:

•

Stock selection and a favorable underweight in the Energy sector contributed to relative outperformance, as it was one of the worst performers in the benchmark for the period. Selective large Integrated Oil companies that were less susceptible to energy price fluctuations contributed strongly.

•	Overweighting to the Health Care sector was decidedly favorable, but results were offset by stock selection.

•	Stock selection in the Materials sector helped results.

What hurt performance during the year:

•	Stock selection was the primary cause of overall relative underperformance.

•	Underweighting Consumer Staples relative to the bencmark, the top performing sector in the index, was detrimental to returns.

•	International holdings in the Financials sector dropped sharply as the U.S. downturn spread to the global economy.

Portfolio Positioning and Outlook

While many hope that the worst of the market volatility has run its course, we believe it is very likely that markets may continue to be challenging. Amid tempered growth prospects, we believe may be opportunities to invest in companies whose valuations and fundamentals are compelling. In our opinion, market fears and indiscriminate selling due to forced liquidations can lead to prices becoming disconnected from fundamentals, presenting significant buying opportunities. At the end of the period, the Portfolio was relatively overweight in Health Care and Telecommunication Services, and underweight in the Consumer Staples sector.

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Information Technology	28.1%
Health Care	25.8
Consumer Discretionary	9.6
Consumer Staples	9.4
Energy	7.5
Industrials	6.4
Telecommunication Services	4.7
Financials	2.8
Materials	2.4
Cash and Other	3.3

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$639.90	$3.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.56	4.62
Class IB
Actual	1,000.00	638.80	4.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.30	5.89
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.91% and 1.16%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/TEMPLETON GROWTH PORTFOLIO

PORTFOLIO ADVISER

➢    Templeton Global Advisors Limited

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*
Portfolio – IA Shares	(40.69)%	(16.78)%
Portfolio – IB Shares	(40.84)	(16.99)
MSCI World Index	(40.71)	(13.84)
*	Date of inception 9/15/06.
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (40.69)% for the year ended December 31, 2008. The Portfolio’s benchmark, the MSCI World Index, returned (40.71)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	The Portfolio’s European holdings generally declined less than the benchmark, which was positive for relative performance.

•

The Portfolio benefited from stock selection and an underweighted position in the Materials sector, which was largely avoided as it was believed that many of the sector’s stocks were overvalued and had dubious earnings. The underweighting helped the Portfolio’s performance particularly in the second half of the year.

•

An overweighted allocation and stock selection in the Health Care sector also contributed to the Portfolio’s relative results. U.S. biopharmaceutical company Amgen was among the Portfolio’s top performers during the reporting period. Amgen’s stock price rallied as the company’s results beat analysts’ estimates and as the outlook improved for several of its pipeline drugs.

What hurt performance during the year

•	On a country basis, stock selection and underweighting in the U.S. and Japan detracted significantly from relative performance.

•

Stock selection in the Consumer Discretionary sector hindered relative results, as the sector was pressured by the worst consumer confidence readings in history and a significant downward revisions in spending forecasts.

•

Stock selection and an underweighted allocation in the Consumer Staples sector hurt relative performance during the reporting period. The Consumer Staples sector fared better than many other areas of the market due to the attractiveness of the sector’s near-term corporate earnings as investors sought safety in what they believed were defensive sectors.

Portfolio Positioning and Outlook

Global economic and financial market conditions deteriorated markedly. Equities were pummeled as the dramatically accelerating credit market turmoil progressed throughout the year. Valuation attrition was largely indiscriminate, and all regions and sectors suffered significant absolute losses. The period was divided roughly into two halves — the former marked by what appeared to be still robust global economic growth, soaring oil and commodity prices and worry over inflation, and the latter by spreading economic recession and the threat of deflation as the credit crisis systemically intensified. During the first half of the reporting period, the Portfolio’s value-oriented investment approach ran counter to those market sectors that traded on momentum such as commodities.

EQ/TEMPLETON GROWTH PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Health Care	17.0%
Consumer Discretionary	15.7
Information Technology	13.9
Industrials	11.5
Financials	9.4
Energy	7.5
Telecommunication Services	6.7
Consumer Staples	1.5
Materials	1.1
Cash and Other	15.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$691.80	$4.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.58
Class IB
Actual	1,000.00	690.80	5.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.35	6.85
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.10% and 1.35%, respectively, multiplied by 184/366 (to reflect the one-half year period for the hypothetical example).

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO ADVISER

➢    UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.*
Portfolio – IB Shares	(40.03)%	(3.10)%	(1.44)%	(1.21)%
Russell 1000 Index	(37.60)	(2.04)	(1.09)	(0.56)
*	Date of inception 12/1/98
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio's Class IB shares returned (40.03)% for the year ended December 31, 2008. The Portfolio's benchmark, the Russell 1000 Index, returned (37.60)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	From an industry perspective, the Portfolio’s overweight positions in Banks, Railroads, and Biotech and an underweight position in Computer Hardware were the largest contributors to relative results.

•	In terms of individual stocks, the largest contributors to performance were overweights in Comcast Corp. and Wells Fargo & Co.

•	Also contributing to results from a stock perspective were underweight positions in AIG and Bank of America, as well as an overweight in Symantec Corp.

What hurt performance during the year

•

From an industry perspective, the Portfolio’s underweight position in Energy Reserves and overweight position in Oil Services, Semiconductors, and Motor Vehicles & Parts were the largest detractors from relative results.

•	In terms of individual stocks, the largest detractor from performance was an underweight position to Exxon Mobil Corp.

•	Also detracting from performance was the Portfolio’s overweight position to Sprint, Fifth Third Bancorp, Freddie Mac and R.H. Donnelley Corp.

Portfolio Positioning and Outlook

At the end of the period, the Portfolio was underweight Consumer Staples and, to a more modest degree, Materials. Additionally, the Portfolio was overweight the Consumer Discretionary sector and, to a lesser degree, the Financials and Health Care sectors. The Portfolio had overweight exposures to vehicles parts manufacturers, leisure companies including cruise lines and media. During the year, the Portfolio reduced its Health Care exposure as holdings in that area have generally fared relatively well. Proceeds were used to add to what, in our opinion, may be more attractively priced areas of the market.

We believe that investors are overly focused on the very challenging current economic environment and in the process are pricing many stocks as though today’s environment will last forever. During this type of great economic uncertainty, we have examined the strength of company balance sheets and placed an increased emphasis on identifying situations where a liquidity crunch could adversely affect a company's underlying fundamental value. However, despite the enormous risks that clearly remain on a number of fronts, we believe the unprecedented policy response by governments globally, combined with the inherently cyclical nature of the global economy, will eventually lead back to economic growth. As investors begin to look through this particularly deep trough in economic activity to the eventual recovery, we believe that the fear-based mentality that has dominated will abate and companies will be priced at

EQ/UBS GROWTH AND INCOME PORTFOLIO

levels more consistent with their ability to generate free cash flow on behalf of investors over time.

Sector Weightings as of 12/31/08	% of Net Assets
Financials	15.7%
Consumer Discretionary	15.5
Health Care	15.1
Information Technology	14.1
Industrials	12.9
Energy	11.6
Utilities	5.9
Consumer Staples	4.4
Telecommunication Services	2.6
Investment Companies	1.0
Materials	0.5
Cash and Other	0.7

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IB
Actual	$1,000.00	$679.10	$4.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
*	Expenses are equal to the Portfolio’s Class IB shares annualized expense ratios of 1.05% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO ADVISER

➢    Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*
Portfolio – IA Shares	(36.79)%	(7.32)%
Portfolio – IB Shares	(37.01)	(7.54)
Russell 1000 Value Index	(36.85)	(4.66)
*	Date of inception 4/29/05.
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (36.79)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell 1000 Value Index, returned (36.85)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

Relative to the benchmark, the Portfolio was bolstered primarily by an overweight in the Consumer Staples sector, and stock selection and the resulting overweight in the Health Care sector. Although both Consumer Staples and Health Care had negative absolute returns during the period, the sectors sustained smaller declines than other areas of the market, owing to their “defensiveness,” or lower sensitivity to economic conditions.

•	The Telecommunication Services sector, in which the Portfolio holds two stocks, further bolstered performance relative to the benchmark during the period.

What hurt performance during the year

•

As compared to the benchmark, the chief detractor from relative performance was the Portfolio’s significant underweight in Energy stocks. Very few Energy stocks have appeared attractive, even with oil prices falling dramatically in recent months, as energy companies for the most part have not yet had to adjust to the less robust economic scenario.

•	The Portfolio’s minimal exposure to the Utilities sector was another area of relative weakness.

•	Relative to the benchmark, however, the Portfolio’s overweight in the Financials sector had the largest negative impact, although stock selection provided a small positive contribution.

•	Stock selection in the Consumer Discretionary sector, primarily media holdings, also dampened relative performance.

Portfolio Positioning and Outlook

At period-end, the Portfolio held what we believe to be high quality, yet undervalued growth companies exhibiting attractive future prospects and a healthy free cash flow. Many “cyclical” stocks (those in more economically sensitive sectors such as Energy and Industrials) still appear unattractive. At year’s end, the Financials sector was the largest sector weight, broadly diversified across banks, brokerage and insurance stocks.

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	21.7%
Health Care	16.5
Consumer Discretionary	16.0
Consumer Staples	15.6
Information Technology	9.9
Telecommunication Services	5.5
Materials	4.8
Industrials	3.4
Energy	3.0
Cash and Other	3.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$760.20	$3.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81
Class IB
Actual	1,000.00	759.40	4.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.75% and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO ADVISER

➢    Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	5 Years	10 Years	Since Incept.**
Portfolio – IA Shares*	(57.14)%	6.67%	8.49%	2.45%
Portfolio – IB Shares	(57.28)	6.39	8.32	2.31
MSCI Emerging Markets Free (Gross Dividends) Index	(53.18)	8.02	9.31	3.89
*	Date of inception 10/2/02. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares are not subject to any 12b-1 fees.
**	Date of inception 8/20/97
Returns for periods greater than one year are annualized

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (57.14)% for the year ended December 31, 2008. The Portfolio’s benchmark, the MSCI Emerging Markets Free (Gross Dividends) Index, returned (53.18)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Relative to the benchmark, overall country allocation contributed favorably to performance.

•	An overweight allocation to Panama and underweight allocations to Egypt and Hungary bolstered relative performance.

•	Stock selection in India also added to relative gains.

What hurt performance during the year

•	Stock selection in China, Brazil and Mexico detracted from relative returns.

•	An underweight allocation to Taiwan and stock selection within the country hurt relative performance.

•	An underweight allocation to Israel also hampered relative performance.

Portfolio Positioning and Outlook

After having borrowed growth from the future, the U.S. economy will have to sacrifice growth for some time to come. In the emerging markets, the era of high economic growth has ended but we believe growth at lower levels may continue. By our analysis, growth may be driven primarily by domestic consumption as the growth model that once depended on foreign flows may now depend on domestic savings. Emerging markets consumers—in sharp contrast to their U.S. counterparts—remain underleveraged. Thus, as inflation further settles down and interest rates fall, domestic consumption in emerging markets could resume and provide some cushion to the investment and global economic slowdown. From an investment perspective, emerging markets appear to be trading at a discount to developed markets. In a low return world, the emerging markets may hold relatively more appeal than the U.S. due to growth differentials.

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	25.9%
Telecommunication Services	18.2
Information Technology	10.5
Consumer Discretionary	10.1
Energy	9.0
Consumer Staples	8.6
Materials	5.6
Industrials	4.3
Utilities	2.8
Health Care	0.9
Cash and Other	4.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$512.00	$5.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.55	7.66
Class IB
Actual	1,000.00	511.40	6.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,016.14	9.07
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.51% and 1.79%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO ADVISER

➢    Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Total Returns as of 12/31/08
	1 Year	Since Incept.*
Portfolio – IA Shares	(47.17)%	(3.18)%
Portfolio – IB Shares	(47.32)	(3.43)
Russell Mid Cap Growth Index	(44.32)	(5.42)
*	Date of inception 4/29/05.
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (47.17)% for the year ended December 31, 2008. The Portfolio’s benchmark, the Russell Mid Cap Growth Index, returned (44.32)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•

Stock selection in the Other Energy sector was the largest positive contributor to relative performance, primarily due to natural gas producers. However, an underweight relative to the benchmark in the Other Energy sector slightly offset some of the relative gain.

•	Both stock selection and an overweight in Autos and Transportation added relative value, driven by miscellaneous transportation (logistics) holdings.

•	Finally, the Portfolio benefited from both stock selection and an underweight in the Producer Durables sector. Within the sector, Telecommunications Equipment stocks were the strongest contributors.

What hurt performance during the year

•

Stock selection in the Consumer Discretionary sector had the largest negative impact on relative performance, despite the positive influence of an overweight to the sector. The main detractors within the sector were holdings in commercial services and hotel/motel stocks.

•

Stock selection in Financial Services was another relative detractor, which more than offset the benefit of an overweight in the sector. Here, diversified financial services stocks were the primary area of weakness.

•	The third largest area of relative underperformance came from stock selection in Technology, where holdings in computer services software and systems lagged.

Portfolio Positioning and Outlook

In our view, market volatility is far greater than fundamental business volatility. The market is fearful, with investors making little differentiation on fundamentals and quality. It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. To that end, the investment team continues to focus on quality – evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Consumer Discretionary	25.2%
Information Technology	13.9
Energy	12.8
Industrials	12.5
Health Care	10.8
Financials	9.3
Materials	6.8
Utilities	1.1
Telecommunication Services	1.0
Cash and Other	6.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$581.90	$3.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.06	4.12
Class IB
Actual	1,000.00	581.20	4.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.81	5.38
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.81% and 1.06%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ/VAN KAMPEN REAL ESTATE PORTFOLIO

PORTFOLIO ADVISER

➢    Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/08

	1 Year	Since Incept.*
Portfolio – IA Shares	(38.68)%	(35.98)%
Portfolio – IB Shares	(38.97)	(36.24)
NAREIT Equity REIT Index	(37.73)	(33.42)
*	Date of inception 7/2/07.
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (38.68)% for the year ended December 31, 2008. The Portfolio’s benchmark, the NAREIT Equity REIT Index, returned (37.73)% over the same period.

Portfolio Highlights

For the year ended December 31, 2008

What helped performance during the year

•	Stock selection was strong in the Shopping Center, Mall and Apartment sectors.

•	The Portfolio benefited from the overweight to the Apartment sector and the underweight to the Industrial sector.

What hurt performance during the year

•	Sock selection in the Hotel and Industrial sectors hampered relative returns.

•	Underweights to the Health Care and Storage sectors also hindered returns, as did an overweight to the Hotel sector.

Portfolio Positioning and Outlook

We have maintained our core investment philosophy as a real estate value investor. This resulted in the ownership of stocks whose share prices provide real estate exposure at what we believe is the best valuation relative to their underlying asset values. Given the unprecedented current lack of clarity on underlying asset values due to the lack of liquidity for assets, we have favored stocks whose share prices already more than reflect prospective declines in underlying asset values according to our analysis. In addition, we seek to invest in companies that we believe are well-positioned to weather the current liquidity crisis and have a capital plan that is appropriately conservative due to the uncertain timing of the recovery of the credit markets.

EQ/VAN KAMPEN REAL ESTATE PORTFOLIO

Sector Weightings as of 12/31/08	% of Net Assets
Financials	88.7%
Consumer Discretionary	5.8
Health Care	0.7
Cash and Other	4.8

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs: (1)transaction costs, including applicable sales charges and redemption fees; and (2)ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The first line of the table to the right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related feed and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period* 7/1/08 - 12/31/08
Class IA
Actual	$1,000.00	$642.10	$4.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.06	5.13
Class IB
Actual	1,000.00	639.90	5.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.80	6.39
*	Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.01% and 1.26%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/AXA Rosenberg Long/Short Value Portfolio‡	1,071,512	$10,843,701
EQ/BlackRock Basic Value Equity Portfolio‡	1,764,108	17,052,035
EQ/BlackRock International Value Portfolio‡	996,894	8,662,371
EQ/Boston Advisors Equity Income Portfolio‡	1,117,759	4,764,206
EQ/Davis New York Venture Portfolio‡	886,570	5,952,868
EQ/Evergreen International Bond Portfolio‡	299,764	2,864,906
EQ/Franklin Small Cap Value Portfolio‡	805,670	5,222,730
EQ/GAMCO Mergers & Acquisitions Portfolio‡	652,305	6,549,376
EQ/GAMCO Small Company Value Portfolio‡	368,976	7,727,202
EQ/International Core PLUS Portfolio‡	2,836,446	19,275,554
EQ/Large Cap Core PLUS Portfolio‡	1,754,657	9,933,140
EQ/Large Cap Growth PLUS Portfolio‡	1,178,487	13,340,694
EQ/Large Cap Value PLUS Portfolio‡	112,295	870,846
EQ/Long Term Bond Portfolio‡	1,033,418	14,017,431
EQ/Marsico Focus Portfolio‡	476,460	4,922,941
EQ/Money Market Portfolio‡	2,650,041	2,650,160
EQ/PIMCO Real Return Portfolio‡	826,479	7,665,704
EQ/Quality Bond PLUS Portfolio‡	422,473	3,698,534
EQ/Short Duration Bond Portfolio‡	1,081,553	10,061,043
EQ/Small Company Index Portfolio‡	330,367	2,235,285
EQ/Van Kampen Emerging Markets Equity Portfolio‡	877,852	6,711,240
EQ/Van Kampen Real Estate Portfolio‡	1,194,019	5,751,777
iShares COMEX Gold Trust*	73,840	6,398,974
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	30,720	1,184,563
iShares Dow Jones U.S. Utilities Sector Index Fund	15,100	1,049,450
iShares JP Morgan USD Emerging Markets Bond Fund	8,460	795,071
iShares MSCI EAFE Small Cap Index Fund	64,800	1,666,008
iShares S&P Global Clean Energy Index Fund	23,510	502,409
iShares S&P Global Energy Sector Index Fund	53,510	1,565,703
iShares S&P North American Natural Resources Sector Index Fund	153,760	3,893,203
iShares S&P World ex-U.S. Property Index Fund	54,300	1,282,566
iShares Silver Trust*	116,650	1,312,313
Multimanager Core Bond Portfolio‡	1,045,980	10,314,111

	Number of Shares	Value (Note 1)
Multimanager High Yield Portfolio‡	697,066	$2,486,173
Multimanager International Equity Portfolio‡	1,363,078	11,309,261
Multimanager Large Cap Core Equity Portfolio‡	1,417,475	9,899,127
Multimanager Large Cap Value Portfolio‡	1,219,340	8,797,214
Multimanager Mid Cap Growth Portfolio‡	299,009	1,528,771
Multimanager Mid Cap Value Portfolio‡	734,289	4,241,342
Multimanager Small Cap Growth Portfolio‡	1,075,101	5,547,444
Multimanager Small Cap Value Portfolio‡	99,863	691,545

Total Investment Companies (99.9%) (Cost $350,719,063)		245,238,992

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.1%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $209,815)	$209,815	209,815

Total Investments (100.0%) (Cost/Amortized Cost $350,928,878)		245,448,807
Other Assets Less Liabilities (0.0%)		(48,432)

Net Assets (100%)		$245,400,375

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/AXA Rosenberg Long/Short Value Portfolio	$17,456,068	$1,480,321	$7,543,226	$10,843,701	$28,473	$(365,485)
EQ/BlackRock Basic Value Equity Portfolio	32,918,983	1,377,327	6,994,166	17,052,035	433,784	(922,303)
EQ/BlackRock International Value Portfolio	22,010,523	1,049,677	8,300,852	8,662,371	306,075	(2,112,655)
EQ/Boston Advisors Equity Income Portfolio	—	4,752,902	—	4,764,206	102,902	—
EQ/Davis New York Venture Portfolio	7,854,668	3,158,664	1,456,101	5,952,868	59,425	(351,865)
EQ/Evergreen International Bond Portfolio	8,573,901	631,061	5,647,724	2,864,906	521,809	404,016
EQ/Franklin Small Cap Value Portfolio	15,855,511	318,978	10,082,959	5,222,730	67,352	(2,569,566)
EQ/GAMCO Mergers & Acquisitions Portfolio	10,482,116	3,539,457	7,172,793	6,549,376	53,680	(600,641)
EQ/GAMCO Small Company Value Portfolio	13,705,209	505,787	2,839,657	7,727,202	74,026	(290,154)
EQ/International Core PLUS Portfolio(a)	44,919,278	1,609,979	12,999,170	19,275,554	495,010	(3,425,914)
EQ/JPMorgan Core Bond Portfolio	2,896,992	32,074	2,971,639	—	—	(181,216)
EQ/Large Cap Core PLUS Portfolio(b)	—	10,402,326	179,041	9,933,140	74,279	(30,235)
EQ/Large Cap Growth PLUS Portfolio(c)	—	17,434,895	1,465,634	13,340,694	50,747	(259,891)
EQ/Large Cap Value PLUS Portfolio(d)	19,953,181	453,832	19,973,606	870,846	40,207	(6,101,166)
EQ/Long Term Bond Portfolio	16,214,536	4,291,860	6,955,682	14,017,431	734,384	(512,308)
EQ/Marsico Focus Portfolio	30,786,863	728,001	20,037,548	4,922,941	82,181	(2,569,950)
EQ/Money Market Portfolio	—	2,650,160	—	2,650,160	160	—
EQ/PIMCO Real Return Portfolio	13,779,647	878,313	5,643,926	7,665,704	240,839	684,111
EQ/Quality Bond PLUS Portfolio(e)	14,478,269	594,684	11,263,304	3,698,534	223,155	(514,588)
EQ/Short Duration Bond Portfolio	18,340,048	2,668,656	10,075,919	10,061,043	623,101	(31,252)
EQ/Small Company Index Portfolio	—	2,479,106	—	2,235,285	30,301	198,805
EQ/Van Kampen Emerging Markets Equity Portfolio	19,187,311	909,030	3,787,138	6,711,240	34,812	(446,834)
EQ/Van Kampen Real Estate Portfolio	14,287,213	4,026,525	12,258,712	5,751,777	221,709	(4,124,499)
Multimanager Aggressive Equity Portfolio	9,782,244	3,735,924	11,963,074	—	1,137	(2,896,427)
Multimanager Core Bond Portfolio	15,788,140	4,254,295	9,139,986	10,314,111	740,030	99,892
Multimanager High Yield Portfolio	4,134,785	405,073	1,093,735	2,486,173	305,612	(153,410)
Multimanager International Equity Portfolio	9,477,811	7,111,335	543,941	11,309,261	288,370	65,006
Multimanager Large Cap Core Equity Portfolio	21,075,320	463,713	4,770,589	9,899,127	99,828	(538,533)
Multimanager Large Cap Value Portfolio	7,965,005	7,311,424	1,812,145	8,797,214	192,560	(410,633)
Multimanager Mid Cap Growth Portfolio	3,283,849	61,610	716,981	1,528,771	—	(196,272)
Multimanager Mid Cap Value Portfolio	7,139,292	1,024,647	1,862,964	4,241,342	36,772	(478,838)
Multimanager Small Cap Growth Portfolio	—	8,631,111	349,500	5,547,444	—	(60,252)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
Multimanager Small Cap Value Portfolio	3,261,125	689,115	3,673,795	691,545	4,149	(873,976)

	$405,607,888	$99,661,862	$193,575,507	$225,588,732	$6,166,869	$(29,567,033)

(a)	formerly known as MarketPLUS International Core Portfolio
(b)	formerly known as MarketPLUS Large Cap Core Portfolio
(c)	formerly known as MarketPLUS Large Cap Growth Portfolio
(d)	formerly known as EQ/AllianceBernstein Value Portfolio
(e)	formerly known as EQ/AllianceBernstein Quality Bond Portfolio

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$19,650,260	$225,798,547	$—	$245,448,807
Other Investments*	—	—	—	—

Total	$19,650,260	$225,798,547	$—	$245,448,807

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Investment Companies	$116,534,885
Net Proceeds of Sales and Redemptions:
Investment Companies	$176,763,065

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,234,025
Aggregate gross unrealized depreciation	(106,642,257)

Net unrealized depreciation	$(105,408,232)

Federal income tax cost of investments	$350,857,039

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Franklin Income Portfolio‡	56,757,677	$363,212,608
EQ/Mutual Shares Portfolio‡	52,748,614	339,071,820
EQ/Templeton Growth Portfolio‡	51,861,157	327,797,540

Total Investments (100.0%) (Cost $1,599,131,225)		1,030,081,968
Other Assets Less Liabilities (0.0%)		(321,927)

Net Assets (100%)		$1,029,760,041

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Loss
EQ/Franklin Income Portfolio	$274,276,544	$268,234,452	$6,547,732	$363,212,608	$29,846,309	$(2,016,135)
EQ/Mutual Shares Portfolio	272,728,867	256,136,340	6,807,685	339,071,820	17,748,197	(2,276,086)
EQ/Templeton Growth Portfolio	272,576,317	246,548,117	7,092,582	327,797,540	8,152,823	(2,560,848)

	$819,581,728	$770,918,909	$20,447,999	$1,030,081,968	$55,747,329	$(6,853,069)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$1,030,081,968	$—	$1,030,081,968
Other Investments*	—	—	—	—

Total	$—	$1,030,081,968	$—	$1,030,081,968

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Investment Companies	$770,918,909
Net Proceeds of Sales and Redemptions:
Investment Companies	$13,594,930

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(569,049,257)

Net unrealized depreciation	$(569,049,257)

Federal income tax cost of investments	$1,599,131,225

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
iShares FTSE/Xinhua China 25 Index Fund	40,740	$1,188,793
iShares MSCI Australia Index Fund	23,630	331,056
iShares MSCI Austria Investable Market Index Fund	45,920	597,878
iShares MSCI Belgium Investable Market Index Fund	37,560	326,396
iShares MSCI BRIC Index Fund	14,550	356,621
iShares MSCI Canada Index Fund	25,730	448,474
iShares MSCI EAFE Index Fund	176,090	7,901,158
iShares MSCI Emerging Markets Index Fund	91,260	2,278,762
iShares MSCI France Index Fund	57,550	1,204,522
iShares MSCI Germany Index Fund	121,630	2,337,729
iShares MSCI Hong Kong Index Fund	10,390	107,744
iShares MSCI Italy Index Fund	108,440	1,777,332
iShares MSCI Japan Index Fund	274,330	2,633,568
iShares MSCI Malaysia Index Fund	5,750	41,918
iShares MSCI Mexico Investable Market Index Fund	5,320	171,676
iShares MSCI Netherlands Investable Market Index Fund	30,380	453,270
iShares MSCI Pacific ex-Japan Index Fund	31,390	827,127
iShares MSCI Singapore Index Fund	46,730	330,381
iShares MSCI Spain Index Fund	34,340	1,299,082
iShares MSCI Sweden Index Fund	24,360	378,311
iShares MSCI Turkey Investable Market Index Fund	6,850	185,772
iShares S&P Europe 350 Index Fund	166,010	5,169,551
iShares S&P Latin America 40 Index Fund	8,600	219,042

Total Investment Companies (98.2%) (Cost $49,004,856)		30,566,163

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.5%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $484,532)	$484,532	484,532

Total Investments (99.7%) (Cost/Amortized Cost $49,489,388)		31,050,695
Other Assets Less Liabilities (0.3%)		79,993

Net Assets (100%)		$31,130,688

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$30,566,163	$484,532	$—	$31,050,695
Other Investments*	—	—	—	—

Total	$30,566,163	$484,532	$—	$31,050,695

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$41,885,527
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$4,706,858

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(18,580,281)

Net unrealized depreciation	$(18,580,281)

Federal income tax cost of investments	$49,630,976

The Portfolio has a net capital loss carryforward of $47,663 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Bond Index Portfolio‡	37,942	$387,906
EQ/Equity 500 Index Portfolio‡	4,564	71,922
EQ/Evergreen International Bond Portfolio‡	4,419	42,231
EQ/International Core PLUS Portfolio‡	2,693	18,304
EQ/International ETF Portfolio‡	1,561	9,898
EQ/Large Cap Core PLUS Portfolio‡	2,365	13,386
EQ/Large Cap Growth PLUS Portfolio‡	670	7,590
EQ/Mid Cap Value PLUS Portfolio‡	235	1,451
EQ/PIMCO Real Return Portfolio‡	4,794	44,466
EQ/Van Kampen Emerging Markets Equity Portfolio‡	783	5,986
Multimanager High Yield Portfolio‡	9,878	35,231

Total Investment Companies (223.0%) (Cost $660,118)		638,371

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.0%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $9)	$9	9

Total Investments (223.0%) (Cost/Amortized Cost $660,127)		638,380
Other Assets Less Liabilities (-123.0%)		(352,062)

Net Assets (100%)		$286,318

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios and Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the period ended December 31, 2008, were as follows:

Securities	Market Value January 2, 2008*	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/Bond Index Portfolio	$—	$396,094	$10,342	$387,906	$7,518	$(44)
EQ/Equity 500 Index Portfolio	—	81,614	68	71,922	716	254
EQ/Evergreen International Bond Portfolio	—	45,259	1,056	42,231	3,338	(34)
EQ/International Core PLUS Portfolio(a)	—	23,227	2,357	18,304	161	(241)
EQ/International ETF Portfolio	—	11,289	8	9,898	376	(4)
EQ/Large Cap Core PLUS Portfolio(b)	—	13,627	7	13,386	67	(2)
EQ/Large Cap Growth PLUS Portfolio(c)	—	8,965	5	7,590	16	(2)
EQ/Mid Cap Value PLUS Portfolio	—	1,625	1	1,451	13	— #
EQ/PIMCO Real Return Portfolio	—	46,805	26	44,466	629	1,027
EQ/Van Kampen Emerging Markets Equity Portfolio	—	6,712	6	5,986	13	(3)
Multimanager High Yield Portfolio	—	38,804	27	35,231	1,720	(8)

	$—	$674,021	$13,903	$638,371	$14,567	$943

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS CONSERVATIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

*	The Portfolio commenced operations on January 2, 2008.
#	Rounds to less than $0.50
(a)	formerly known as MarketPLUS International Core Portfolio
(b)	formerly known as MarketPLUS Large Cap Core Portfolio
(c)	formerly known as MarketPLUS Large Cap Growth Portfolio

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$638,380	$—	$638,380
Other Investments*	—	—	—	—

Total	$—	$638,380	$—	$638,380

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the period ended December 31, 2008 were as follows:

Cost of Purchases:
Investment Companies	$674,021
Net Proceeds of Sales and Redemptions:
Investment Companies	$13,430

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,154
Aggregate gross unrealized depreciation	(23,901)

Net unrealized depreciation	$(21,747)

Federal income tax cost of investments	$660,127

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Bond Index Portfolio‡	9,397	$96,068
EQ/Equity 500 Index Portfolio‡	2,400	37,810
EQ/Evergreen International Bond Portfolio‡	1,256	12,001
EQ/International Core PLUS Portfolio‡	1,914	13,008
EQ/International ETF Portfolio‡ .	1,323	8,389
EQ/Large Cap Core PLUS Portfolio‡	2,036	11,528
EQ/Large Cap Growth PLUS Portfolio‡	387	4,377
EQ/Mid Cap Value PLUS Portfolio‡	139	861
EQ/PIMCO Real Return Portfolio‡	1,422	13,192
EQ/Small Company Index Portfolio‡	781	5,284
EQ/Van Kampen Emerging Markets Equity Portfolio‡	324	2,478
Multimanager High Yield Portfolio‡	2,630	9,381

Total Investment Companies (100.1%) (Cost $257,114)		214,377

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.0%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $3)	$3	3

Total Investments (100.1%) (Cost/Amortized Cost $257,117)		214,380
Other Assets Less Liabilities (-0.1%)		(291)

Net Assets (100%)		$214,089

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investments in companies which were affiliates for the period ended December 31, 2008, were as follows:

Securities	Market Value January 2, 2008*	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/Bond Index Portfolio	$—	$109,862	$14,289	$96,068	$4,082	$(10)
EQ/Equity 500 Index Portfolio	—	54,922	25	37,810	989	418
EQ/Evergreen International Bond Portfolio	—	15,606	2,319	12,001	2,076	(116)
EQ/International Core PLUS Portfolio(a)	—	23,234	2,347	13,008	320	(107)
EQ/International ETF Portfolio	—	12,062	3	8,389	596	(1)
EQ/Large Cap Core PLUS Portfolio(b)	—	13,986	3	11,528	86	(1)
EQ/Large Cap Growth PLUS Portfolio(c)	—	6,092	2	4,377	17	(1)
EQ/Mid Cap Value PLUS Portfolio	—	1,250	1	861	20	— #
EQ/PIMCO Real Return Portfolio	—	15,886	1,127	13,192	410	593
EQ/Small Company Index Portfolio	—	7,506	3	5,284	71	533
EQ/Van Kampen Emerging Markets Equity Portfolio	—	4,007	2	2,478	13	54
Multimanager High Yield Portfolio	—	12,827	5	9,381	1,142	(1)

	$—	$277,240	$20,126	$214,377	$9,822	$1,361

*	The Portfolio commenced operations on January 2, 2008.
#	Rounds to less than $0.50
(a)	formerly known as MarketPLUS International Core Portfolio
(b)	formerly known as MarketPLUS Large Cap Core Portfolio
(c)	formerly known as MarketPLUS Large Cap Growth Portfolio

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$214,380	$—	$214,380
Other Investments*	—	—	—	—

Total	$—	$214,380	$—	$214,380

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the period ended December 31, 2008 were as follows:

Cost of Purchases:
Investment Companies	$277,240
Net Proceeds of Sales and Redemptions:
Investment Companies	$19,519

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$496
Aggregate gross unrealized depreciation	(43,233)

Net unrealized depreciation	$(42,737)

Federal income tax cost of investments	$257,117

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Bond Index Portfolio‡	8,136	$83,183
EQ/Equity 500 Index Portfolio‡	2,343	36,926
EQ/Evergreen International Bond Portfolio‡	1,030	9,846
EQ/International Core PLUS Portfolio‡	2,549	17,324
EQ/International ETF Portfolio‡	1,621	10,285
EQ/Large Cap Core PLUS Portfolio‡	4,100	23,208
EQ/Large Cap Growth PLUS Portfolio‡	396	4,487
EQ/Mid Cap Value PLUS Portfolio‡	152	938
EQ/PIMCO Real Return Portfolio‡	1,246	11,555
EQ/Small Company Index Portfolio‡	1,603	10,845
EQ/Van Kampen Emerging Markets Equity Portfolio‡	691	5,282
Multimanager High Yield Portfolio‡	2,237	7,979

Total Investment Companies (100.1%) (Cost $272,999)		221,858

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.0%)
JP Morgan Chase Nassau
0.001%, 1/2/09
(Amortized Cost $4)	$4	4

Total Investments (100.1%) (Cost/Amortized Cost $273,003)		221,862
Other Assets Less Liabilities (-0.1%)		(297)

Net Assets (100%)		$221,565

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios and Class IA shares for EQ Advisors Trust Portfolios.

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investments in companies which were affiliates for the period ended December 31, 2008, were as follows:

Securities	Market Value January 2, 2008*	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/Bond Index Portfolio	$—	$96,721	$13,947	$83,183	$3,535	$(11)
EQ/Equity 500 Index Portfolio	—	52,555	204	36,926	966	328
EQ/Evergreen International Bond Portfolio	—	13,516	2,668	9,846	1,703	(138)
EQ/International Core PLUS Portfolio(a)	—	27,563	1,157	17,324	417	152
EQ/International ETF Portfolio	—	14,354	37	10,285	729	(16)
EQ/Large Cap Core PLUS Portfolio(b)	—	30,123	84	23,208	173	(30)
EQ/Large Cap Growth PLUS Portfolio(c)	—	6,205	16	4,487	17	(6)
EQ/Mid Cap Value PLUS Portfolio	—	1,335	6	938	22	(2)
EQ/PIMCO Real Return Portfolio	—	14,103	1,159	11,555	359	493
EQ/Small Company Index Portfolio	—	15,690	58	10,845	147	1,085
EQ/Van Kampen Emerging Markets Equity Portfolio	—	9,437	49	5,282	27	255
Multimanager High Yield Portfolio	—	10,815	33	7,979	971	(8)

	$—	$292,417	$19,418	$221,858	$9,066	$2,102

*	The Portfolio commenced operations on January 2, 2008.
(a)	formerly known as MarketPLUS International Core Portfolio
(b)	formerly known as MarketPLUS Large Cap Core Portfolio
(c)	formerly known as MarketPLUS Large Cap Growth Portfolio

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$221,862	$—	$221,862
Other Investments*	—	—	—	—

Total	$—	$221,862	$—	$221,862

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the period ended December 31, 2008 were as follows:

Cost of Purchases:
Investment Companies	$292,417
Net Proceeds of Sales and Redemptions:
Investment Companies	$18,867

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$409
Aggregate gross unrealized depreciation	(51,550)

Net unrealized depreciation	$(51,141)

Federal income tax cost of investments	$273,003

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Bond Index Portfolio‡	15,020	$153,559
EQ/Equity 500 Index Portfolio‡	6,897	108,683
EQ/International Core PLUS Portfolio‡	10,915	74,173
EQ/International ETF Portfolio‡	4,409	27,967
EQ/Large Cap Core PLUS Portfolio‡	16,146	91,405
EQ/Large Cap Growth PLUS Portfolio‡	857	9,706
EQ/Mid Cap Value PLUS Portfolio‡	623	3,851
EQ/Small Company Index Portfolio‡	6,367	43,080
EQ/Van Kampen Emerging Markets Equity Portfolio‡	2,596	19,847

Total Investment Companies (60.2%) (Cost $595,481)		532,271

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.0%)
JP Morgan Chase Nassau
0.001%, 1/2/09
(Amortized Cost $26)	$26	26

Total Investments (60.2%) (Cost/Amortized Cost $595,507)		532,297
Other Assets Less Liabilities (39.8%)		351,366

Net Assets (100%)		$883,663

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios and Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the period ended December 31, 2008, were as follows:

Securities	Market Value January 2, 2008*	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/Bond Index Portfolio	$—	$172,943	$18,764	$153,559	$6,526	$(101)
EQ/Equity 500 Index Portfolio	—	128,155	721	108,683	2,843	599
EQ/International Core PLUS Portfolio(a)	—	90,299	4,516	74,173	1,698	(63)
EQ/International ETF Portfolio	—	33,513	167	27,967	1,962	(75)
EQ/Large Cap Core PLUS Portfolio(b)	—	104,546	536	91,405	682	(194)
EQ/Large Cap Growth PLUS Portfolio(c)	—	11,367	59	9,706	37	(21)
EQ/Mid Cap Value PLUS Portfolio	—	4,432	27	3,851	91	(11)
EQ/Small Company Index Portfolio	—	51,626	261	43,080	584	3,935
EQ/Van Kampen Emerging Markets Equity Portfolio	—	23,863	212	19,847	102	180

	$—	$620,744	$25,263	$532,271	$14,525	$4,249

*	The Portfolio commenced operations on January 2, 2008.
(a)	formerly known as MarketPLUS International Core Portfolio
(b)	formerly known as MarketPLUS Large Cap Core Portfolio
(c)	formerly known as MarketPLUS Large Cap Growth Portfolio

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS MODERATE-PLUS ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$532,297	$—	$532,297
Other Investments*	—	—	—	—

Total	$—	$532,297	$—	$532,297

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the period ended December 31, 2008 were as follows:

Cost of Purchases:
Investment Companies	$620,744
Net Proceeds of Sales and Redemptions:
Investment Companies	$23,984

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1
Aggregate gross unrealized depreciation	(63,211)

Net unrealized depreciation	$(63,210)

Federal income tax cost of investments	$595,507

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
EQ/Bond Index Portfolio‡	5,444	$55,653
EQ/Equity 500 Index Portfolio‡	11,443	180,306
EQ/International Core PLUS Portfolio‡	17,064	115,960
EQ/International ETF Portfolio‡	5,913	37,505
EQ/Large Cap Core PLUS Portfolio‡	25,516	144,445
EQ/Large Cap Growth PLUS Portfolio‡	1,113	12,599
EQ/Mid Cap Value PLUS Portfolio‡	736	4,547
EQ/Small Company Index Portfolio‡	9,314	63,022
EQ/Van Kampen Emerging Markets Equity Portfolio‡	3,259	24,916

Total Investment Companies (100.1%) (Cost $937,818)		638,953

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.0%)
JP Morgan Chase Nassau
0.001%, 1/2/09
(Amortized Cost $33)	$33	33

Total Investments (100.1%) (Cost/Amortized Cost $937,851)		638,986
Other Assets Less Liabilities (-0.1%)		(701)

Net Assets (100%)		$638,285

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in Investment Companies are all Class A shares for AXA Premier VIP Trust Portfolios and Class IA shares for EQ Advisors Trust Portfolios.

Investments in companies which were affiliates for the period ended December 31, 2008, were as follows:

Securities	Market Value January 2, 2008*	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Gain/(Loss)
EQ/Bond Index Portfolio	$—	$78,157	$22,408	$55,653	$2,365	$(457)
EQ/Equity 500 Index Portfolio	—	265,709	964	180,306	4,717	1,187
EQ/International Core PLUS Portfolio(a)	—	193,955	4,716	115,960	2,673	244
EQ/International ETF Portfolio	—	56,769	205	37,505	2,636	(75)
EQ/Large Cap Core PLUS Portfolio(b)	—	201,963	680	144,445	1,077	(194)
EQ/Large Cap Growth PLUS Portfolio(c)	—	18,422	68	12,599	48	(19)
EQ/Mid Cap Value PLUS Portfolio	—	6,997	26	4,547	107	(8)
EQ/Small Company Index Portfolio	—	98,879	322	63,022	855	5,869
EQ/Van Kampen Emerging Markets Equity Portfolio	—	46,608	252	24,916	128	415

	$—	$967,459	$29,641	$638,953	$14,606	$6,962

*	The Portfolio commenced operations on January 2, 2008.
(a)	formerly known as MarketPLUS International Core Portfolio
(b)	formerly known as MarketPLUS Large Cap Core Portfolio
(c)	formerly known as MarketPLUS Large Cap Growth Portfolio

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS AGGRESSIVE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$638,986	$—	$638,986
Other Investments*	—	—	—	—

Total	$—	$638,986	$—	$638,986

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the period ended December 31, 2008 were as follows:

Cost of Purchases:
Investment Companies	$967,459
Net Proceeds of Sales and Redemptions:
Investment Companies	$27,984

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(298,865)

Net unrealized depreciation	$(298,865)

Federal income tax cost of investments	$937,851

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.1%)
Auto Components (0.2%)
Autoliv, Inc.	33,800	$725,348
BorgWarner, Inc.^	56,300	1,225,651
Cooper Tire & Rubber Co.^	81,700	503,272
Federal Mogul Corp.*^	69,800	295,254
Fuel Systems Solutions, Inc.*^	11,700	383,292
Gentex Corp.^	62,900	555,407
Goodyear Tire & Rubber Co.*	117,000	698,490
Johnson Controls, Inc.^	269,700	4,897,752
TRW Automotive Holdings Corp.*^	94,200	339,120
WABCO Holdings, Inc.	29,100	459,489

		10,083,075

Automobiles (0.1%)
Ford Motor Co.*^	1,008,900	2,310,381
General Motors Corp.^	191,620	613,184
Harley-Davidson, Inc.^	108,500	1,841,245
Thor Industries, Inc.^	25,400	334,772

		5,099,582

Distributors (0.1%)
Genuine Parts Co.	70,700	2,676,702
LKQ Corp.*^	62,200	725,252

		3,401,954

Diversified Consumer Services (0.4%)
American Public Education, Inc.*	8,600	319,834
Apollo Group, Inc., Class A*^	52,400	4,014,888
Brink’s Home Security Holdings, Inc.*	27,200	596,224
Capella Education Co.*^	7,800	458,328
Career Education Corp.*	39,400	706,836
Coinstar, Inc.*	19,900	388,249
Corinthian Colleges, Inc.*^	34,300	561,491
DeVry, Inc.^	25,500	1,463,955
H&R Block, Inc.	141,300	3,210,336
Hillenbrand, Inc.^	26,700	445,356
ITT Educational Services, Inc.*^	15,900	1,510,182
K12, Inc.*^	16,500	309,375
Matthews International Corp., Class A^	13,300	487,844
Regis Corp.	40,600	589,918
Service Corp. International^	117,700	584,969
Sotheby’s, Inc.^	48,300	429,387
Strayer Education, Inc.^	5,900	1,265,019
Weight Watchers International, Inc.^	15,500	456,010

		17,798,201

Hotels, Restaurants & Leisure (1.7%)
Bally Technologies, Inc.*^	26,600	639,198
Bob Evans Farms, Inc.^	23,100	471,933
Brinker International, Inc.^	49,900	525,946
Burger King Holdings, Inc.^	33,000	788,040
Carnival Corp.^	190,500	4,632,960
CEC Entertainment, Inc.*	21,600	523,800
Cheesecake Factory, Inc.*	52,600	531,260
Chipotle Mexican Grill, Inc., Class A*^	14,800	917,304
Choice Hotels International, Inc.^	15,500	465,930
Darden Restaurants, Inc.	62,300	1,755,614
Gaylord Entertainment Co.*^	30,900	334,956
International Game Technology	142,900	1,699,081
International Speedway Corp., Class A	14,900	428,077
Jack in the Box, Inc.*^	25,200	556,668
Las Vegas Sands Corp.*	77,200	457,796

	Number of Shares	Value (Note 1)
Life Time Fitness, Inc.*^	25,100	$325,045
Marriott International, Inc., Class A^	129,300	2,514,885
McDonald’s Corp.	491,100	30,541,509
MGM MIRAGE*^	55,800	767,808
Panera Bread Co., Class A*^	12,200	637,328
Papa John’s International, Inc.*^	23,600	434,948
Penn National Gaming, Inc.*^	34,700	741,886
Royal Caribbean Cruises Ltd.^	60,800	836,000
Scientific Games Corp., Class A*^	30,000	526,200
Sonic Corp.*^	47,600	579,292
Speedway Motorsports, Inc.^	27,700	446,247
Starbucks Corp.*	319,100	3,018,686
Starwood Hotels & Resorts Worldwide, Inc.^	85,800	1,535,820
Texas Roadhouse, Inc., Class A*^	62,600	485,150
Tim Hortons, Inc.^	83,900	2,419,676
Vail Resorts, Inc.*^	16,600	441,560
Wendy’s/Arby’s Group, Inc., Class A	189,500	936,130
WMS Industries, Inc.*^	19,600	527,240
Wyndham Worldwide Corp.	79,300	519,415
Wynn Resorts Ltd.*	21,800	921,268
Yum! Brands, Inc.^	207,600	6,539,400

		70,424,056

Household Durables (0.5%)
American Greetings Corp., Class A^	42,100	318,697
Black & Decker Corp.^	27,000	1,128,870
Centex Corp.	53,800	572,432
D.R. Horton, Inc.	142,400	1,006,768
Ethan Allen Interiors, Inc.^	25,900	372,183
Fortune Brands, Inc.	65,100	2,687,328
Garmin Ltd.^	56,300	1,079,271
Harman International Industries, Inc.	25,700	429,961
Helen of Troy Ltd.*^	25,700	446,152
Jarden Corp.*^	29,900	343,850
KB Home	33,700	458,994
Leggett & Platt, Inc.^	69,300	1,052,667
Lennar Corp., Class A	60,900	528,003
M.D.C. Holdings, Inc.^	15,500	469,650
Meritage Homes Corp.*	35,900	436,903
Mohawk Industries, Inc.*	25,700	1,104,329
Newell Rubbermaid, Inc.	123,300	1,205,874
NVR, Inc.*	1,900	866,875
Pulte Homes, Inc.^	96,000	1,049,280
Ryland Group, Inc.	25,500	450,585
Snap-On, Inc.^	25,100	988,438
Stanley Works^	34,200	1,166,220
Tempur-Pedic International, Inc.	58,100	411,929
Toll Brothers, Inc.*^	55,500	1,189,365
Tupperware Brands Corp.^	27,600	626,520
Whirlpool Corp.^	33,500	1,385,225

		21,776,369

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*	138,900	7,122,792
Expedia, Inc.*^	90,000	741,600
Liberty Media Corp., Interactive, Class A*	299,000	932,880
Netflix, Inc.*^	18,800	561,932
priceline.com, Inc.*	16,000	1,178,400

		10,537,604

Leisure Equipment & Products (0.2%)
Callaway Golf Co.	41,600	386,464
Eastman Kodak Co.^	133,300	877,114
Hasbro, Inc.^	53,700	1,566,429

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
JAKKS Pacific, Inc.*^	21,100	$435,293
Mattel, Inc.	153,000	2,448,000
Polaris Industries, Inc.^	14,200	406,830
Pool Corp.^	25,400	456,438

		6,576,568

Media (2.6%)
Arbitron, Inc.^	14,700	195,216
Cablevision Systems Corp. - New York Group, Class A^	99,400	1,673,896
CBS Corp., Class B	260,700	2,135,133
Central European Media Enterprises Ltd., Class A*^	21,200	460,464
Cinemark Holdings, Inc.	50,400	374,472
Clear Channel Outdoor Holdings, Inc., Class A*^	90,600	557,190
Comcast Corp., Class A	1,216,274	20,530,705
Cox Radio, Inc., Class A*^	83,100	499,431
CTC Media, Inc.*^	110,200	528,960
DIRECTV Group, Inc.*^	258,900	5,931,399
Discovery Communications, Inc., Class C*	118,500	1,586,715
DISH Network Corp., Class A*	114,100	1,265,369
Gannett Co., Inc.	104,200	833,600
Hearst-Argyle Television, Inc.^	32,700	198,162
Interactive Data Corp.	19,100	471,006
Interpublic Group of Cos., Inc.*^	207,900	823,284
John Wiley & Sons, Inc., Class A^	18,000	640,440
Lamar Advertising Co., Class A*^	37,000	464,720
Liberty Global, Inc., Class A*^	150,400	2,394,368
Liberty Media Corp., Capital Series, Class A*	81,600	384,336
Liberty Media Corp., Entertainment Series, Class A*	259,400	4,534,312
Live Nation, Inc.*	50,700	291,018
Marvel Entertainment, Inc.*^	21,100	648,825
McGraw-Hill Cos., Inc.	140,900	3,267,471
Mediacom Communications Corp., Class A*	105,600	454,080
Meredith Corp.	24,200	414,304
Morningstar, Inc.*^	13,000	461,500
New York Times Co., Class A^	66,300	485,979
News Corp., Class A	981,194	8,919,053
Omnicom Group, Inc.^	140,200	3,774,184
Regal Entertainment Group, Class A	43,800	447,198
Scholastic Corp.^	24,900	338,142
Scripps Networks Interactive, Inc., Class A	37,000	814,000
Sirius XM Radio, Inc.*	1,652,700	198,324
Time Warner Cable, Inc., Class A*	69,200	1,484,340
Time Warner, Inc.^	1,548,200	15,574,892
Viacom, Inc., Class B*	247,800	4,723,068
Virgin Media, Inc.^	133,700	667,163
Walt Disney Co.^	823,757	18,691,046
Warner Music Group Corp.^	136,900	413,438
Washington Post Co., Class B	2,730	1,065,383
World Wrestling Entertainment, Inc., Class A^	32,700	362,316

		109,978,902

Multiline Retail (0.6%)
99 Cents Only Stores*^	32,700	357,411
Big Lots, Inc.*^	35,800	518,742
Dollar Tree, Inc.*	36,900	1,542,420
Family Dollar Stores, Inc.	55,200	1,439,064
J.C. Penney Co., Inc.^	105,600	2,080,320

	Number of Shares	Value (Note 1)
Kohl’s Corp.*	142,800	$5,169,360
Macy’s, Inc.	203,500	2,106,225
Nordstrom, Inc.^	87,900	1,169,949
Saks, Inc.*^	86,100	377,118
Sears Holdings Corp.*^	25,800	1,002,846
Target Corp.	333,500	11,515,755

		27,279,210

Specialty Retail (1.9%)
Aaron Rents, Inc.^	19,700	524,414
Abercrombie & Fitch Co., Class A^	38,800	895,116
Advance Auto Parts, Inc.	42,500	1,430,125
Aeropostale, Inc.*^	32,100	516,810
American Eagle Outfitters, Inc.^	75,700	708,552
AnnTaylor Stores Corp.*^	55,500	320,235
AutoNation, Inc.*^	67,400	665,912
AutoZone, Inc.*^	17,100	2,384,937
Barnes & Noble, Inc.	24,100	361,500
bebe stores, Inc.^	62,000	463,140
Bed Bath & Beyond, Inc.*^	117,600	2,989,392
Best Buy Co., Inc.^	148,600	4,177,146
Buckle, Inc.^	19,100	416,762
Cabela’s, Inc.*^	62,200	362,626
CarMax, Inc.*^	99,200	781,696
Chico’s FAS, Inc.*^	149,400	624,492
Childrens Place Retail Stores, Inc.*^	19,000	411,920
Collective Brands, Inc.*^	33,600	393,792
Dick’s Sporting Goods, Inc.*^	41,500	585,565
Dress Barn, Inc.*^	52,000	558,480
DSW, Inc., Class A*^	33,900	422,394
Foot Locker, Inc.^	68,400	502,056
GameStop Corp., Class A*^	72,600	1,572,516
Gap, Inc.	213,700	2,861,443
Guess?, Inc.	29,000	445,150
Gymboree Corp.*^	18,600	485,274
Home Depot, Inc.	720,400	16,583,608
J. Crew Group, Inc.*	29,300	357,460
Limited Brands, Inc.^	129,900	1,304,196
Lowe’s Cos., Inc.	626,400	13,480,128
Men’s Wearhouse, Inc.	34,000	460,360
Office Depot, Inc.*	198,000	590,040
O’Reilly Automotive, Inc.*^	56,300	1,730,662
Penske Automotive Group, Inc.^	64,000	491,520
PetSmart, Inc.^	54,500	1,005,525
RadioShack Corp.^	61,100	729,534
Rent-A-Center, Inc.*^	32,400	571,860
Ross Stores, Inc.	58,400	1,736,232
Sally Beauty Holdings, Inc.*^	99,900	568,431
Sherwin-Williams Co.	42,100	2,515,475
Signet Jewelers Ltd.^	38,800	336,396
Staples, Inc.^	308,500	5,528,320
Tiffany & Co.^	56,900	1,344,547
TJX Cos., Inc.	181,900	3,741,683
Tractor Supply Co.*	15,500	560,170
Urban Outfitters, Inc.*^	48,700	729,526
Williams-Sonoma, Inc.^	52,900	415,794

		80,642,912

Textiles, Apparel & Luxury Goods (0.5%)
Carter’s, Inc.*^	24,000	462,240
Coach, Inc.*	150,200	3,119,654
Columbia Sportswear Co.^	12,000	424,440
Deckers Outdoor Corp.*^	6,000	479,220
Fossil, Inc.*^	26,200	437,540
Hanesbrands, Inc.*^	42,700	544,425
Iconix Brand Group, Inc.*^	40,800	399,024

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Jones Apparel Group, Inc.	51,900	$304,134
Liz Claiborne, Inc.^	71,600	186,160
NIKE, Inc., Class B	158,900	8,103,900
Phillips-Van Heusen Corp.^	23,000	462,990
Polo Ralph Lauren Corp.	26,800	1,216,988
Skechers U.S.A., Inc., Class A*^	35,000	448,700
Timberland Co., Class A*^	36,300	419,265
Under Armour, Inc., Class A*^	16,400	390,976
UniFirst Corp.^	15,300	454,257
VF Corp.^	38,200	2,092,214
Warnaco Group, Inc.*	22,800	447,564
Wolverine World Wide, Inc.^	21,100	443,944

		20,837,635

Total Consumer Discretionary		384,436,068

Consumer Staples (11.3%)
Beverages (2.3%)
Brown-Forman Corp., Class B	44,300	2,281,007
Central European Distribution Corp.*	17,900	352,630
Coca-Cola Co.^	1,003,400	45,423,918
Coca-Cola Enterprises, Inc.	134,700	1,620,441
Constellation Brands, Inc., Class A*^	80,700	1,272,639
Dr. Pepper Snapple Group, Inc.*	111,500	1,811,875
Hansen Natural Corp.*	29,100	975,723
Molson Coors Brewing Co., Class B	48,700	2,382,404
Pepsi Bottling Group, Inc.	59,200	1,332,592
PepsiAmericas, Inc.	24,600	500,856
PepsiCo, Inc.	687,200	37,637,944

		95,592,029

Food & Staples Retailing (2.8%)
Arden Group, Inc., Class A^	2,800	352,800
BJ’s Wholesale Club, Inc.*^	24,800	849,648
Casey’s General Stores, Inc.^	20,700	471,339
Costco Wholesale Corp.^	186,000	9,765,000
CVS Caremark Corp.	622,700	17,896,398
Kroger Co.	272,200	7,188,802
Nash Finch Co.^	10,300	462,367
Ruddick Corp.	16,800	464,520
Safeway, Inc.	189,800	4,511,546
Spartan Stores, Inc.^	16,400	381,300
SUPERVALU, Inc.	93,400	1,363,640
SYSCO Corp.^	260,300	5,971,282
United Natural Foods, Inc.*^	20,200	359,964
Walgreen Co.	415,400	10,247,918
Wal-Mart Stores, Inc.	972,100	54,495,926
Weis Markets, Inc.^	12,700	427,101
Whole Foods Market, Inc.^	60,800	573,952
Winn-Dixie Stores, Inc.*^	28,400	457,240

		116,240,743

Food Products (1.8%)
Archer-Daniels-Midland Co.	279,000	8,043,570
Bunge Ltd.^	51,400	2,660,978
Cal-Maine Foods, Inc.^	16,800	482,160
Campbell Soup Co.^	91,000	2,730,910
ConAgra Foods, Inc.	193,700	3,196,050
Corn Products International, Inc.	30,100	868,385
Darling International, Inc.*^	86,300	473,787
Dean Foods Co.*^	56,800	1,020,696
Del Monte Foods Co.^	84,800	605,472
Flowers Foods, Inc.^	32,000	779,520
Fresh Del Monte Produce, Inc.*^	21,500	482,030
General Mills, Inc.	139,700	8,486,775
Green Mountain Coffee Roasters, Inc.*	2,415	93,461

	Number of Shares	Value (Note 1)
H.J. Heinz Co.^	134,400	$5,053,440
Hain Celestial Group, Inc.*^	20,900	398,981
Hershey Co.^	65,300	2,268,522
Hormel Foods Corp.	30,000	932,400
J&J Snack Foods Corp.^	13,900	498,732
JM Smucker Co.	52,037	2,256,324
Kellogg Co.	105,600	4,630,560
Kraft Foods, Inc., Class A^	636,800	17,098,080
Lancaster Colony Corp.	14,100	483,630
Lance, Inc.^	21,600	495,504
McCormick & Co., Inc. (Non-Voting)	48,400	1,542,024
Ralcorp Holdings, Inc.*^	24,500	1,430,800
Sanderson Farms, Inc.^	18,500	639,360
Sara Lee Corp.	305,100	2,986,929
Smithfield Foods, Inc.*^	64,800	911,736
Synutra International, Inc.*	39,100	430,882
Tootsie Roll Industries, Inc.	16,400	420,004
TreeHouse Foods, Inc.*^	15,700	427,668
Tyson Foods, Inc., Class A	177,700	1,556,652

		74,386,022

Household Products (2.6%)
Church & Dwight Co., Inc.^	28,600	1,605,032
Clorox Co.	58,100	3,228,036
Colgate-Palmolive Co.	214,500	14,701,830
Energizer Holdings, Inc.*^	25,500	1,380,570
Kimberly-Clark Corp.	174,800	9,218,952
Procter & Gamble Co.^	1,306,000	80,736,920

		110,871,340

Personal Products (0.2%)
Alberto-Culver Co.	36,000	882,360
Avon Products, Inc.	196,300	4,717,089
Chattem, Inc.*^	7,400	529,322
Elizabeth Arden, Inc.*^	28,400	358,124
Estee Lauder Cos., Inc., Class A	41,500	1,284,840
Herbalife Ltd.^	29,400	637,392
NBTY, Inc.*^	76,700	1,200,355
Nu Skin Enterprises, Inc., Class A^	36,400	379,652
USANA Health Sciences, Inc.*^	11,900	407,456

		10,396,590

Tobacco (1.6%)
Altria Group, Inc.	902,000	13,584,120
Lorillard, Inc.	74,200	4,181,170
Philip Morris International, Inc.	913,900	39,763,789
Reynolds American, Inc.	73,900	2,978,909
Universal Corp.^	11,300	337,531
UST, Inc.	61,300	4,252,994
Vector Group Ltd.^	26,100	355,482

		65,453,995

Total Consumer Staples		472,940,719

Energy (12.2%)
Energy Equipment & Services (1.8%)
Atwood Oceanics, Inc.*	25,000	382,000
Baker Hughes, Inc.	139,500	4,473,765
BJ Services Co.^	126,800	1,479,756
Bristow Group, Inc.*^	18,000	482,220
Cal Dive International, Inc.*^	60,000	390,600
Cameron International Corp.*^	99,700	2,043,850
CARBO Ceramics, Inc.^	9,700	344,641
Complete Production Services, Inc.*^	42,100	343,115
Diamond Offshore Drilling, Inc.^	30,200	1,779,988
Dresser-Rand Group, Inc.*^	37,500	646,875
Dril-Quip, Inc.*^	20,100	412,251
ENSCO International, Inc.^	63,300	1,797,087

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Exterran Holdings, Inc.*^	30,300	$645,390
FMC Technologies, Inc.*^	60,700	1,446,481
GulfMark Offshore, Inc.*	13,500	321,165
Halliburton Co.^	379,700	6,902,946
Helix Energy Solutions Group, Inc.*^	43,000	311,320
Helmerich & Payne, Inc.^	46,700	1,062,425
Hornbeck Offshore Services, Inc.*	19,700	321,898
IHS, Inc., Class A*^	19,900	744,658
ION Geophysical Corp.*^	93,100	319,333
Key Energy Services, Inc.*	77,000	339,570
Lufkin Industries, Inc.^	8,800	303,600
Nabors Industries Ltd.*^	116,700	1,396,899
National Oilwell Varco, Inc.*	185,300	4,528,732
Noble Corp.	116,300	2,569,067
Oceaneering International, Inc.*^	24,000	699,360
Oil States International, Inc.*^	21,900	409,311
Patterson-UTI Energy, Inc.^	63,600	732,036
Precision Drilling Trust	12,600	105,714
Pride International, Inc.*^	74,400	1,188,912
Rowan Cos., Inc.^	49,200	782,280
RPC, Inc.^	45,500	444,080
Schlumberger Ltd.	523,100	22,142,823
SEACOR Holdings, Inc.*^	8,700	579,855
Smith International, Inc.	95,900	2,195,151
Superior Energy Services, Inc.*^	34,900	555,957
Tidewater, Inc.	22,900	922,183
Transocean Ltd.*^	134,700	6,364,575
Unit Corp.*^	20,200	539,744
Weatherford International Ltd.*	302,000	3,267,640
Willbros Group, Inc.*^	44,500	376,915

		77,096,168

Oil, Gas & Consumable Fuels (10.4%)
Alpha Natural Resources, Inc.*	28,200	456,558
Anadarko Petroleum Corp.	202,800	7,817,940
Apache Corp.	140,400	10,464,012
APCO Argentina, Inc.^	16,300	434,069
Arch Coal, Inc.^	60,400	983,916
Arena Resources, Inc.*^	16,400	460,676
Atlas America, Inc.	20,100	298,485
Berry Petroleum Co., Class A^	23,500	177,660
Bill Barrett Corp.*	20,300	428,939
BPZ Resources, Inc.*^	56,300	360,320
Cabot Oil & Gas Corp.^	44,100	1,146,600
Carrizo Oil & Gas, Inc.*^	19,100	307,510
Chesapeake Energy Corp.^	250,700	4,053,819
Chevron Corp.	896,100	66,284,517
Cimarex Energy Co.^	37,600	1,006,928
Clayton Williams Energy, Inc.*	8,800	399,872
CNX Gas Corp.*^	14,800	404,040
Comstock Resources, Inc.*^	19,000	897,750
Concho Resources, Inc.*^	23,200	529,424
ConocoPhillips	672,800	34,851,040
Consol Energy, Inc.	79,500	2,272,110
Contango Oil & Gas Co.*^	8,800	495,440
Continental Resources, Inc.*^	16,300	337,573
Denbury Resources, Inc.*	112,400	1,227,408
Devon Energy Corp.	190,500	12,517,755
El Paso Corp.^	299,900	2,348,217
Encore Acquisition Co.*^	22,700	579,304
EOG Resources, Inc.^	104,500	6,957,610
EXCO Resources, Inc.*^	62,100	562,626
Exxon Mobil Corp.^	2,289,200	182,746,836
Forest Oil Corp.*^	40,000	659,600
Foundation Coal Holdings, Inc.	25,800	361,716

	Number of Shares	Value (Note 1)
Frontier Oil Corp.^	45,200	$570,876
Frontline Ltd.^	21,100	624,771
GMX Resources, Inc.*^	11,700	296,244
Goodrich Petroleum Corp.*^	14,100	422,295
Hess Corp.	126,200	6,769,368
Holly Corp.^	23,200	422,936
International Coal Group, Inc.*^	148,900	342,470
Marathon Oil Corp.	314,100	8,593,776
Mariner Energy, Inc.*	38,500	392,700
Massey Energy Co.	34,200	471,618
McMoRan Exploration Co.*	37,600	368,480
Murphy Oil Corp.	84,400	3,743,140
Newfield Exploration Co.*^	57,500	1,135,625
Noble Energy, Inc.	70,400	3,465,088
Nordic American Tanker Shipping Ltd.^	14,600	492,750
Occidental Petroleum Corp.	354,600	21,272,454
Overseas Shipholding Group, Inc.	11,700	492,687
Patriot Coal Corp.*	34,900	218,125
Peabody Energy Corp.	113,400	2,579,850
Penn Virginia Corp.^	18,700	485,826
Petrohawk Energy Corp.*^	106,200	1,659,906
Pioneer Natural Resources Co.^	51,300	830,034
Plains Exploration & Production Co.*^	47,300	1,099,252
Quicksilver Resources, Inc.*	44,800	249,536
Range Resources Corp.	65,000	2,235,350
SandRidge Energy, Inc.*	42,500	261,375
Ship Finance International Ltd.^	30,700	339,235
Southern Union Co.	49,100	640,264
Southwestern Energy Co.*	146,100	4,232,517
Spectra Energy Corp.	277,900	4,374,146
St. Mary Land & Exploration Co.^	25,800	523,998
Stone Energy Corp.*^	18,200	200,564
Sunoco, Inc.	49,000	2,129,540
Swift Energy Co.*^	15,600	262,236
Teekay Corp.^	26,100	512,865
Tesoro Corp.^	54,900	723,033
Valero Energy Corp.	220,900	4,780,276
W&T Offshore, Inc.^	26,200	375,184
Walter Industries, Inc.	24,500	428,995
Western Refining, Inc.^	50,200	389,552
Whiting Petroleum Corp.*^	18,000	602,280
Williams Cos., Inc.^	258,800	3,747,424
World Fuel Services Corp.^	13,700	506,900
XTO Energy, Inc.^	238,300	8,404,841

		435,500,652

Total Energy		512,596,820

Financials (14.3%)
Capital Markets (2.2%)
Affiliated Managers Group, Inc.*^	19,200	804,864
Allied Capital Corp.^	148,000	398,120
American Capital Ltd.^	55,935	181,230
Ameriprise Financial, Inc.	108,000	2,522,880
Apollo Investment Corp.	63,900	594,909
Ares Capital Corp.^	70,900	448,797
Bank of New York Mellon Corp.	482,300	13,663,559
BlackRock, Inc.^	7,900	1,059,785
Charles Schwab Corp.^	409,484	6,621,356
Cohen & Steers, Inc.	33,000	362,670
E*TRADE Financial Corp.*^	247,100	284,165
Eaton Vance Corp.^	48,700	1,023,187
Federated Investors, Inc., Class B	36,200	613,952
Franklin Resources, Inc.	72,900	4,649,562

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
GAMCO Investors, Inc., Class A^	13,200	$360,624
GLG Partners, Inc.	149,700	339,819
Goldman Sachs Group, Inc.	170,400	14,380,056
Greenhill & Co., Inc.^	7,800	544,206
Invesco Ltd.	178,800	2,581,872
Investment Technology Group, Inc.*^	23,400	531,648
KBW, Inc.*^	18,300	420,900
Knight Capital Group, Inc., Class A*	39,400	636,310
Lazard Ltd., Class A^	34,300	1,020,082
Legg Mason, Inc.^	56,400	1,235,724
Merrill Lynch & Co., Inc.	670,428	7,803,782
Morgan Stanley	485,143	7,781,694
Northern Trust Corp.	101,000	5,266,140
optionsXpress Holdings, Inc.^	27,100	362,056
Piper Jaffray Cos., Inc.*^	12,500	497,000
Riskmetrics Group, Inc.*^	32,100	477,969
SEI Investments Co.	58,800	923,748
State Street Corp.	180,500	7,099,065
Stifel Financial Corp.*^	11,200	513,520
T. Rowe Price Group, Inc.^	118,300	4,192,552
TD Ameritrade Holding Corp.*	104,000	1,482,000
thinkorswim Group, Inc.*^	58,100	326,522
Waddell & Reed Financial, Inc., Class A	40,800	630,768

		92,637,093

Commercial Banks (3.3%)
Associated Banc-Corp	55,700	1,165,801
BancFirst Corp.	8,900	470,988
Bancorpsouth, Inc.^	36,300	847,968
Bank of Hawaii Corp.^	20,500	925,985
Bank of the Ozarks, Inc.^	13,600	403,104
BB&T Corp.^	243,200	6,678,272
BOK Financial Corp.^	9,400	379,760
Boston Private Financial Holdings, Inc.	57,700	394,668
Capital City Bank Group, Inc.^	15,400	419,496
Cathay General Bancorp^	21,500	510,625
Chemical Financial Corp.^	15,800	440,504
City Holding Co.	10,900	379,102
City National Corp./California^	18,400	896,080
Colonial BancGroup, Inc.^	171,200	354,384
Comerica, Inc.^	65,900	1,308,115
Commerce Bancshares, Inc./Missouri^	24,500	1,076,775
Community Bank System, Inc.^	17,900	436,581
Community Trust Bancorp, Inc.^	13,600	499,800
Cullen/Frost Bankers, Inc.	24,200	1,226,456
CVB Financial Corp.	35,000	416,500
East West Bancorp, Inc.^	26,400	421,608
Fifth Third Bancorp^	222,900	1,841,154
First Bancorp/Puerto Rico^	42,400	472,336
First Busey Corp.^	24,100	439,584
First Citizens BancShares, Inc./North Carolina, Class A^	2,700	412,560
First Commonwealth Financial Corp.^	38,600	477,868
First Financial Bancorp^	32,400	401,436
First Financial Bankshares, Inc.^	8,700	480,327
First Financial Corp./Indiana^	10,700	438,593
First Horizon National Corp.	90,533	956,935
First Midwest Bancorp, Inc./Illinois^	20,700	413,379
FirstMerit Corp.^	33,400	687,706
FNB Corp./Pennsylvania^	38,100	502,920
Fulton Financial Corp.	70,400	677,248
Glacier Bancorp, Inc.^	24,600	467,892
Hancock Holding Co.^	10,700	486,422

	Number of Shares	Value (Note 1)
Harleysville National Corp.	32,100	$463,524
Huntington Bancshares, Inc./Ohio^	166,100	1,272,326
IBERIABANK Corp.^	8,400	403,200
Independent Bank Corp./Massachusetts	16,700	436,872
International Bancshares Corp.^	22,000	480,260
Investors Bancorp, Inc.*^	30,300	406,929
KeyCorp	208,700	1,778,124
M&T Bank Corp.^	29,400	1,687,854
Marshall & Ilsley Corp.^	113,900	1,553,596
MB Financial, Inc.^	15,900	444,405
National City Corp.	876,500	1,586,465
National Penn Bancshares, Inc.^	32,500	471,575
NBT Bancorp, Inc.^	16,500	461,340
Old National Bancorp/Indiana	28,300	513,928
Pacific Capital Bancorp N.A.^	26,400	445,632
PacWest Bancorp	14,900	400,810
Park National Corp.^	6,500	466,375
Pinnacle Financial Partners, Inc.*^	15,700	468,017
PNC Financial Services Group, Inc.^	150,800	7,389,200
Popular, Inc.^	123,100	635,196
PrivateBancorp, Inc.^	12,300	399,258
Prosperity Bancshares, Inc.^	15,900	470,481
Regions Financial Corp.	306,300	2,438,148
Republic Bancorp, Inc./Kentucky, Class A	18,900	514,080
S&T Bancorp, Inc.^	13,000	461,500
Signature Bank/New York*	14,400	413,136
Sterling Bancshares, Inc./Texas^	55,900	339,872
SunTrust Banks, Inc.^	156,900	4,634,826
Susquehanna Bancshares, Inc.^	35,400	563,214
SVB Financial Group*	13,000	340,990
Synovus Financial Corp.	129,100	1,071,530
TCF Financial Corp.^	55,900	763,594
Texas Capital Bancshares, Inc.*^	25,300	338,008
Tompkins Financial Corp.^	8,400	486,780
TowneBank/Virginia^	19,300	478,447
Trustmark Corp.^	22,600	487,934
U.S. Bancorp	754,100	18,860,041
UCBH Holdings, Inc.^	94,500	650,160
UMB Financial Corp.^	12,900	633,906
Umpqua Holdings Corp.^	26,400	382,008
United Bankshares, Inc.^	15,700	521,554
United Community Banks, Inc./Georgia^	34,463	468,007
Valley National Bancorp	58,000	1,174,500
Wachovia Corp.^	900,000	4,986,000
Webster Financial Corp.	25,700	354,146
Wells Fargo & Co.^	1,430,900	42,182,932
WesBanco, Inc.^	16,900	459,849
Westamerica Bancorp	12,300	629,145
Western Alliance Bancorp*^	34,500	348,105
Whitney Holding Corp./Louisiana	27,400	438,126
Wilmington Trust Corp.^	28,400	631,616
Wintrust Financial Corp.^	17,700	364,089
Zions Bancorporation^	50,100	1,227,951

		139,088,493

Consumer Finance (0.5%)
American Express Co.	440,566	8,172,499
AmeriCredit Corp.*^	77,600	592,864
Capital One Financial Corp.^	167,900	5,354,331
Cash America International, Inc.	14,600	399,310
Credit Acceptance Corp.*^	28,800	394,560
Discover Financial Services	233,900	2,229,067

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
EZCORP, Inc., Class A*^	26,400	$401,544
First Cash Financial Services, Inc.*	29,400	560,364
Nelnet, Inc., Class A	35,300	505,849
SLM Corp.*^	187,484	1,668,608
Student Loan Corp.^	12,600	516,600

		20,795,596

Diversified Financial Services (2.8%)
Bank of America Corp.^	2,187,832	30,804,674
Citigroup, Inc.^	2,359,022	15,829,038
CME Group, Inc.	29,283	6,094,085
Interactive Brokers Group, Inc., Class A*	21,500	384,635
IntercontinentalExchange, Inc.*^	32,000	2,638,080
JPMorgan Chase & Co.	1,686,200	53,165,886
Leucadia National Corp.*^	87,600	1,734,480
Moody’s Corp.^	90,800	1,824,172
MSCI, Inc., Class A*	30,000	532,800
NASDAQ OMX Group, Inc.*	58,300	1,440,593
NYSE Euronext, Inc.	109,400	2,995,372

		117,443,815

Insurance (3.2%)
Aflac, Inc.	207,000	9,488,880
Alleghany Corp.*	2,100	592,200
Allied World Assurance Co. Holdings Ltd./Bermuda^	20,100	816,060
Allstate Corp.	238,900	7,826,364
American Financial Group, Inc./Ohio	32,700	748,176
American International Group, Inc.	901,700	1,415,669
American National Insurance Co.^	6,600	486,618
Amtrust Financial Services, Inc.	44,200	512,720
Aon Corp.	115,700	5,285,176
Arch Capital Group Ltd.*^	18,500	1,296,850
Argo Group International Holdings Ltd.*^	13,329	452,120
Arthur J. Gallagher & Co.	39,500	1,023,445
Assurant, Inc.	50,500	1,515,000
Assured Guaranty Ltd.^	47,400	540,360
Axis Capital Holdings Ltd.	64,300	1,872,416
Brown & Brown, Inc.^	49,800	1,040,820
Chubb Corp.^	157,200	8,017,200
Cincinnati Financial Corp.^	64,300	1,869,201
CNA Financial Corp.	29,300	481,692
CNA Surety Corp.*^	28,900	554,880
Crawford & Co., Class B*^	38,400	558,336
Delphi Financial Group, Inc., Class A^	26,900	496,036
Employers Holdings, Inc.^	29,700	490,050
Endurance Specialty Holdings Ltd.^	23,500	717,455
Enstar Group, Ltd.*	6,500	384,410
Erie Indemnity Co., Class A^	13,200	496,716
Everest Reinsurance Group Ltd.	27,400	2,086,236
Fidelity National Financial, Inc., Class A^	102,000	1,810,500
First American Corp.^	42,600	1,230,714
Flagstone Reinsurance Holdings Ltd.^	40,000	390,800
Hanover Insurance Group, Inc.	22,000	945,340
Harleysville Group, Inc.^	12,900	448,017
Hartford Financial Services Group, Inc.	171,400	2,814,388
HCC Insurance Holdings, Inc.	50,000	1,337,500
Hilltop Holdings, Inc.*^	47,000	457,780
Infinity Property & Casualty Corp.^	10,500	490,665
IPC Holdings Ltd.^	21,500	642,850
Lincoln National Corp.	130,200	2,452,968

	Number of Shares	Value (Note 1)
Loews Corp.	137,500	$3,884,375
Markel Corp.*^	4,400	1,315,600
Marsh & McLennan Cos., Inc.	224,700	5,453,469
Max Capital Group Ltd.^	26,900	476,130
MBIA, Inc.*^	106,500	433,455
Mercury General Corp.^	11,300	519,687
MetLife, Inc.	203,600	7,097,496
Montpelier Reinsurance Holdings Ltd.^	39,300	659,847
National Western Life Insurance Co., Class A^	2,100	355,257
Nationwide Financial Services, Inc., Class A^	19,300	1,007,653
Navigators Group, Inc.*	8,300	455,753
Odyssey Reinsurance Holdings Corp.^	10,000	518,100
Old Republic International Corp.	98,000	1,168,160
OneBeacon Insurance Group Ltd.^	37,900	395,676
PartnerReinsurance Ltd.	22,500	1,603,575
Phoenix Cos., Inc.^	82,900	271,083
Platinum Underwriters Holdings Ltd.^	21,200	764,896
Principal Financial Group, Inc.^	130,900	2,954,413
ProAssurance Corp.*^	13,700	723,086
Progressive Corp.	283,900	4,204,559
Protective Life Corp.^	43,700	627,095
Prudential Financial, Inc.	191,131	5,783,624
Reinsurance Group of America, Inc.	25,500	1,091,910
RenaissanceReinsurance Holdings Ltd.	25,900	1,335,404
RLI Corp.^	7,900	483,164
Safety Insurance Group, Inc.^	11,300	430,078
Selective Insurance Group, Inc.^	23,400	536,562
StanCorp Financial Group, Inc.^	22,200	927,294
State Auto Financial Corp.	17,000	511,020
Torchmark Corp.^	38,300	1,712,010
Transatlantic Holdings, Inc.	11,000	440,660
Travelers Cos., Inc.	262,000	11,842,400
United Fire & Casualty Co.^	18,300	568,581
Unitrin, Inc.^	21,400	341,116
Unum Group	156,600	2,912,760
Validus Holdings Ltd.^	27,200	711,552
W.R. Berkley Corp.	62,800	1,946,800
Wesco Financial Corp.	1,400	403,060
White Mountains Insurance Group Ltd.^	3,850	1,028,373
XL Capital Ltd., Class A	154,200	570,540
Zenith National Insurance Corp.^	15,600	492,492

		133,045,373

Real Estate Investment Trusts (REITs) (1.9%)
Acadia Realty Trust (REIT)^	29,200	416,684
Alexander’s, Inc. (REIT)^	1,300	331,370
Alexandria Real Estate Equities, Inc. (REIT)^	14,400	868,896
AMB Property Corp. (REIT)^	48,200	1,128,844
American Campus Communities, Inc. (REIT)^	19,200	393,216
Annaly Capital Management, Inc. (REIT)^	226,700	3,597,729
Apartment Investment & Management Co. (REIT), Class A^	37,600	434,280
AvalonBay Communities, Inc. (REIT)^	34,300	2,077,894
BioMed Realty Trust, Inc. (REIT)^	35,200	412,544

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Boston Properties, Inc. (REIT)^	54,600	$3,003,000
Brandywine Realty Trust (REIT)^	51,000	393,210
CapitalSource, Inc. (REIT)^	98,400	454,608
Capstead Mortgage Corp. (REIT)	41,700	449,109
CBL & Associates Properties, Inc. (REIT)^	72,400	470,600
Corporate Office Properties Trust SBI/Maryland (REIT)^	20,600	632,420
Cousins Properties, Inc. (REIT)^	33,000	457,050
DCT Industrial Trust, Inc. (REIT)^	91,400	462,484
Developers Diversified Realty Corp. (REIT)^	76,700	374,296
Digital Realty Trust, Inc. (REIT)^	33,200	1,090,620
Douglas Emmett, Inc. (REIT)^	53,300	696,098
Duke Realty Corp. (REIT)^	68,200	747,472
EastGroup Properties, Inc. (REIT)	12,100	430,518
Entertainment Properties Trust (REIT)^	14,700	438,060
Equity Lifestyle Properties, Inc. (REIT)^	10,900	418,124
Equity One, Inc. (REIT)^	31,300	554,010
Equity Residential (REIT)^	121,600	3,626,112
Essex Property Trust, Inc. (REIT)^	11,300	867,275
Extra Space Storage, Inc. (REIT)^	40,600	418,992
Federal Realty Investment Trust (REIT)^	27,500	1,707,200
Franklin Street Properties Corp. (REIT)	41,600	613,600
General Growth Properties, Inc. (REIT)^	103,058	132,945
Hatteras Financial Corp. (REIT)	18,700	497,420
HCP, Inc. (REIT)^	122,300	3,396,271
Health Care REIT, Inc. (REIT)^	47,800	2,017,160
Healthcare Realty Trust, Inc. (REIT)^	28,300	664,484
Highwoods Properties, Inc. (REIT)	28,700	785,232
Home Properties, Inc. (REIT)^	13,500	548,100
Hospitality Properties Trust (REIT)^	42,300	629,001
Host Hotels & Resorts, Inc. (REIT)^	240,700	1,822,099
HRPT Properties Trust (REIT)^	129,500	436,415
Inland Real Estate Corp. (REIT)^	39,600	514,008
Investors Real Estate Trust (REIT)^	42,400	454,104
Kilroy Realty Corp. (REIT)^	14,700	491,862
Kimco Realty Corp. (REIT)^	97,200	1,776,816
LaSalle Hotel Properties (REIT)^	37,300	412,165
Lexington Realty Trust (REIT)	62,100	310,500
Liberty Property Trust (REIT)^	42,800	977,124
LTC Properties, Inc. (REIT)^	20,600	417,768
Macerich Co. (REIT)^	38,500	699,160
Mack-Cali Realty Corp. (REIT)^	30,900	757,050
MFA Financial, Inc. (REIT)^	85,000	500,650
Mid-America Apartment Communities, Inc. (REIT)^	13,400	497,944
National Health Investors, Inc. (REIT)^	14,600	400,478
National Retail Properties, Inc. (REIT)^	37,100	637,749
Nationwide Health Properties, Inc. (REIT)^	47,100	1,352,712
Omega Healthcare Investors, Inc. (REIT)^	35,600	568,532
Plum Creek Timber Co., Inc. (REIT)^	75,500	2,622,870
Post Properties, Inc. (REIT)^	27,600	455,400
Potlatch Corp. (REIT)^	18,500	481,185
PS Business Parks, Inc. (REIT)	9,900	442,134

	Number of Shares	Value (Note 1)
Public Storage (REIT)	56,600	$4,499,700
Rayonier, Inc. (REIT)^	34,000	1,065,900
Realty Income Corp. (REIT)^	45,200	1,046,380
Regency Centers Corp. (REIT)^	31,000	1,447,700
Saul Centers, Inc. (REIT)	11,800	466,100
Senior Housing Properties Trust (REIT)^	53,200	953,344
Simon Property Group, Inc. (REIT)^	108,200	5,748,666
Sovran Self Storage, Inc. (REIT)	14,800	532,800
Tanger Factory Outlet Centers (REIT)^	14,700	553,014
UDR, Inc. (REIT)^	58,000	799,820
Ventas, Inc. (REIT)^	73,400	2,464,038
Vornado Realty Trust (REIT)^	60,900	3,675,315
Washington Real Estate Investment Trust (REIT)^	23,700	670,710
Weingarten Realty Investors (REIT)^	36,000	744,840

		78,333,980

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*^	106,700	460,944
Forest City Enterprises, Inc., Class A^	47,900	320,930
Jones Lang LaSalle, Inc.^	16,100	445,970
St. Joe Co.*^	39,900	970,368

		2,198,212

Thrifts & Mortgage Finance (0.4%)
Astoria Financial Corp.^	37,100	611,408
Bank Mutual Corp.^	38,400	443,136
Beneficial Mutual Bancorp, Inc.*^	36,500	410,625
Brookline Bancorp, Inc.	37,000	394,050
Capitol Federal Financial^	9,500	433,200
Dime Community Bancshares, Inc.^	27,100	360,430
Doral Financial Corp.*^	57,000	427,500
Fannie Mae^	597,500	454,100
First Niagara Financial Group, Inc.	49,400	798,798
Freddie Mac^	497,300	363,029
Hudson City Bancorp, Inc.^	217,100	3,464,916
Kearny Financial Corp.^	36,700	469,760
New York Community Bancorp, Inc.^	139,000	1,662,440
NewAlliance Bancshares, Inc.^	45,100	593,967
Northwest Bancorp, Inc.	17,100	365,598
Oritani Financial Corp.*^	24,900	419,565
People’s United Financial, Inc.^	133,100	2,373,173
Provident Financial Services, Inc.^	26,700	408,510
Provident New York Bancorp^	36,300	450,120
Sovereign Bancorp, Inc.*^	219,300	653,514
TFS Financial Corp.^	44,200	570,180
TrustCo Bank Corp./New York^	38,400	365,184
Washington Federal, Inc.^	38,600	577,456

		17,070,659

Total Financials		600,613,221

Health Care (14.4%)
Biotechnology (2.6%)
Abraxis Bioscience, Inc.*	6,700	441,664
Acorda Therapeutics, Inc.*^	22,400	459,424
Alexion Pharmaceuticals, Inc.*^	32,100	1,161,699
Alkermes, Inc.*^	52,400	558,060
Allos Therapeutics, Inc.*	53,600	328,032
Alnylam Pharmaceuticals, Inc.*	15,400	380,842
Amgen, Inc.*	471,700	27,240,675
Amylin Pharmaceuticals, Inc.*	59,800	648,830
Biogen Idec, Inc.*	119,400	5,687,022
BioMarin Pharmaceutical, Inc.*^	43,600	776,080

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Celera Corp.*	33,600	$373,968
Celgene Corp.*^	189,800	10,492,144
Cephalon, Inc.*^	27,800	2,141,712
Cepheid, Inc.*^	29,600	307,248
Cubist Pharmaceuticals, Inc.*^	23,500	567,760
CV Therapeutics, Inc.*^	44,900	413,529
Dendreon Corp.*^	82,400	377,392
Emergent Biosolutions, Inc.*^	20,900	545,699
Facet Biotech Corp.*^	9,580	91,872
Genentech, Inc.*	199,200	16,515,672
Genomic Health, Inc.*	20,600	401,288
Genzyme Corp.*	112,300	7,453,351
Gilead Sciences, Inc.*^	399,700	20,440,658
GTx, Inc.*^	25,400	427,736
InterMune, Inc.*^	36,200	382,996
Isis Pharmaceuticals, Inc.*^	36,700	520,406
Martek Biosciences Corp.*^	14,900	451,619
Medarex, Inc.*^	64,500	359,910
Myriad Genetics, Inc.*	19,300	1,278,818
Onyx Pharmaceuticals, Inc.*^	23,000	785,680
OSI Pharmaceuticals, Inc.*^	24,500	956,725
Osiris Therapeutics, Inc.*^	23,300	446,428
PDL BioPharma, Inc.^	47,900	296,022
Regeneron Pharmaceuticals, Inc.*^	76,300	1,400,868
Seattle Genetics, Inc.*^	41,000	366,540
United Therapeutics Corp.*^	9,200	575,460
Vertex Pharmaceuticals, Inc.*^	63,800	1,938,244

		107,992,073

Health Care Equipment & Supplies (2.3%)
Abiomed, Inc.*^	28,300	464,686
Align Technology, Inc.*	61,200	535,500
American Medical Systems Holdings, Inc.*	38,800	348,812
Analogic Corp.^	10,500	286,440
Baxter International, Inc.	271,800	14,565,762
Beckman Coulter, Inc.^	27,200	1,195,168
Becton, Dickinson & Co.	105,000	7,180,950
Boston Scientific Corp.*	673,500	5,212,890
C.R. Bard, Inc.	42,200	3,555,772
CONMED Corp.*^	16,400	392,616
Cooper Cos., Inc.^	27,100	444,440
Covidien Ltd.	221,300	8,019,912
Datascope Corp.	8,000	417,920
Dentsply International, Inc.^	62,500	1,765,000
Edwards Lifesciences Corp.*^	22,500	1,236,375
ev3, Inc.*^	71,700	437,370
Gen-Probe, Inc.*	23,700	1,015,308
Greatbatch, Inc.*^	16,300	431,298
Haemonetics Corp.*^	10,600	598,900
Hill-Rom Holdings, Inc.^	25,300	416,438
Hologic, Inc.*^	108,400	1,416,788
Hospira, Inc.*	67,400	1,807,668
ICU Medical, Inc.*	12,600	417,564
Idexx Laboratories, Inc.*^	27,100	977,768
Immucor, Inc.*^	29,800	792,084
Integra LifeSciences Holdings Corp.*^	12,400	441,068
Intuitive Surgical, Inc.*^	17,300	2,196,927
Invacare Corp.^	24,700	383,344
Inverness Medical Innovations, Inc.*^	32,700	618,357
Kinetic Concepts, Inc.*^	24,500	469,910
Masimo Corp.*^	19,600	584,668
Medtronic, Inc.	486,600	15,288,972
Mentor Corp.	27,800	859,854

	Number of Shares	Value (Note 1)
Meridian Bioscience, Inc.^	17,700	$450,819
Merit Medical Systems, Inc.*^	25,300	453,629
NuVasive, Inc.*^	15,600	540,540
Quidel Corp.*^	26,300	343,741
ResMed, Inc.*^	32,800	1,229,344
Sirona Dental Systems, Inc.*^	27,400	287,700
St. Jude Medical, Inc.*	144,600	4,766,016
STERIS Corp.^	25,200	602,028
Stryker Corp.^	132,300	5,285,385
Symmetry Medical, Inc.*	30,100	239,897
Teleflex, Inc.	16,500	826,650
Thoratec Corp.*^	22,700	737,523
Varian Medical Systems, Inc.*^	52,900	1,853,616
Volcano Corp.*^	24,500	367,500
West Pharmaceutical Services, Inc.^	13,800	521,226
Wright Medical Group, Inc.*^	17,900	365,697
Zimmer Holdings, Inc.*	104,600	4,227,932
Zoll Medical Corp.*	18,500	349,465

		98,225,237

Health Care Providers & Services (2.2%)
Aetna, Inc.	211,700	6,033,450
Amedisys, Inc.*^	10,800	446,472
AMERIGROUP Corp.*^	23,300	687,816
AmerisourceBergen Corp.	68,900	2,456,974
Amsurg Corp.*^	18,000	420,120
athenahealth, Inc.*	16,000	601,920
Brookdale Senior Living, Inc.^	85,800	478,764
Cardinal Health, Inc.	150,300	5,180,841
CardioNet, Inc.*	18,600	458,490
Catalyst Health Solutions, Inc.*^	19,500	474,825
Centene Corp.*^	23,400	461,214
Chemed Corp.^	9,900	393,723
CIGNA Corp.	130,500	2,198,925
Community Health Systems, Inc.*^	45,300	660,474
Coventry Health Care, Inc.*	66,700	992,496
DaVita, Inc.*^	43,000	2,131,510
Express Scripts, Inc.*	86,000	4,728,280
Genoptix, Inc.*	10,700	364,656
Gentiva Health Services, Inc.*	16,900	494,494
Health Management Associates, Inc., Class A*^	212,900	381,091
Health Net, Inc.*^	48,400	527,076
HealthSouth Corp.*^	38,300	419,768
Healthspring, Inc.*	25,000	499,250
Henry Schein, Inc.*^	37,900	1,390,551
HMS Holdings Corp.*^	16,500	520,080
Humana, Inc.*	72,900	2,717,712
Kindred Healthcare, Inc.*^	30,700	399,714
Laboratory Corp. of America Holdings*^	46,900	3,020,829
Landauer, Inc.^	7,900	579,070
LHC Group, Inc.*	12,800	460,800
LifePoint Hospitals, Inc.*	22,400	511,616
Lincare Holdings, Inc.*^	31,400	845,602
Magellan Health Services, Inc.*	16,900	661,804
McKesson Corp.	121,200	4,694,076
Medco Health Solutions, Inc.*	218,000	9,136,380
Molina Healthcare, Inc.*^	18,700	329,307
National Healthcare Corp.^	9,200	465,888
Omnicare, Inc.^	47,300	1,313,048
Owens & Minor, Inc.^	17,500	658,875
Patterson Cos., Inc.*^	52,900	991,875
Pediatrix Medical Group, Inc.*^	19,300	611,810
PharMerica Corp.*^	21,100	330,637

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
PSS World Medical, Inc.*^	25,500	$479,910
Psychiatric Solutions, Inc.*^	24,400	679,540
Quest Diagnostics, Inc.	66,000	3,426,060
Sun Healthcare Group, Inc.*	37,500	331,875
Tenet Healthcare Corp.*^	219,100	251,965
UnitedHealth Group, Inc.	526,580	14,007,028
Universal American Financial Corp.*^	42,500	374,850
Universal Health Services, Inc., Class B^	19,900	747,643
VCA Antech, Inc.*^	36,300	721,644
WellCare Health Plans, Inc.*	18,600	239,196
WellPoint, Inc.*	233,200	9,824,716

		92,216,730

Health Care Technology (0.1%)
Allscripts-Misys Healthcare Solutions, Inc.	58,000	575,360
Cerner Corp.*^	26,900	1,034,305
Eclipsys Corp.*^	29,800	422,862
HLTH Corp.*^	77,200	807,512
IMS Health, Inc.	78,600	1,191,576
MedAssets, Inc.*^	30,600	446,760
Phase Forward, Inc.*	30,800	385,616

		4,863,991

Life Sciences Tools & Services (0.5%)
Bio-Rad Laboratories, Inc., Class A*^	8,300	625,073
Bruker Corp.*^	83,900	338,956
Charles River Laboratories International, Inc.*^	29,700	778,140
Covance, Inc.*^	29,500	1,357,885
Dionex Corp.*^	8,200	367,770
Illumina, Inc.*	52,900	1,378,045
Life Technologies Corp.*	71,482	1,666,245
Luminex Corp.*^	18,500	395,160
Millipore Corp.*^	24,300	1,251,936
PAREXEL International Corp.*^	50,400	489,384
PerkinElmer, Inc.^	51,200	712,192
Pharmaceutical Product Development, Inc.^	48,000	1,392,480
Sequenom, Inc.*^	23,800	472,192
Techne Corp.	16,300	1,051,676
Thermo Fisher Scientific, Inc.*^	181,800	6,193,926
Varian, Inc.*	12,900	432,279
Waters Corp.*^	43,500	1,594,275

		20,497,614

Pharmaceuticals (6.7%)
Abbott Laboratories, Inc.	668,600	35,683,182
Allergan, Inc.	133,500	5,382,720
Auxilium Pharmaceuticals, Inc.*^	18,800	534,672
Bristol-Myers Squibb Co.	842,800	19,595,100
Eli Lilly & Co.	433,000	17,436,910
Endo Pharmaceuticals Holdings, Inc.*^	48,400	1,252,592
Forest Laboratories, Inc.*	127,600	3,249,972
Johnson & Johnson	1,221,000	73,052,430
King Pharmaceuticals, Inc.*	99,500	1,056,690
KV Pharmaceutical Co., Class A*^	26,500	76,320
Medicines Co.*^	26,000	382,980
Medicis Pharmaceutical Corp., Class A^	32,900	457,310
Merck & Co., Inc.	935,200	28,430,080
Mylan, Inc.*	119,100	1,177,899
Perrigo Co.^	30,900	998,379
Pfizer, Inc.	2,931,100	51,909,781

	Number of Shares	Value (Note 1)
Questcor Pharmaceuticals, Inc.*^	47,400	$441,294
Salix Pharmaceuticals Ltd.*^	43,200	381,456
Schering-Plough Corp.	677,400	11,536,122
Sepracor, Inc.*^	45,000	494,100
Teva Pharmaceutical Industries Ltd. (ADR)	28,224	1,201,496
Valeant Pharmaceuticals International*^	29,000	664,100
ViroPharma, Inc.*^	36,500	475,230
Warner Chilcott Ltd., Class A*^	38,200	553,900
Watson Pharmaceuticals, Inc.*^	44,800	1,190,336
Wyeth	577,700	21,669,527
XenoPort, Inc.*^	12,300	308,484

		279,593,062

Total Health Care		603,388,707

Industrials (11.4%)
Aerospace & Defense (2.5%)
AAR Corp.*^	27,300	502,593
Aerovironment, Inc.*^	12,600	463,806
Alliant Techsystems, Inc.*^	14,200	1,217,792
American Science & Engineering, Inc.	6,000	443,760
Axsys Technologies, Inc.*^	6,800	373,048
BE Aerospace, Inc.*^	46,200	355,278
Boeing Co.	330,300	14,093,901
Ceradyne, Inc.*^	18,200	369,642
Cubic Corp.^	20,400	554,880
Curtiss-Wright Corp.^	20,100	671,139
DynCorp International, Inc., Class A*^	29,000	439,930
Esterline Technologies Corp.*^	12,600	477,414
General Dynamics Corp.	171,300	9,865,167
Goodrich Corp.	54,700	2,024,994
Hexcel Corp.*	43,500	321,465
Honeywell International, Inc.^	325,800	10,696,014
L-3 Communications Holdings, Inc.	52,400	3,866,072
Lockheed Martin Corp.	144,400	12,141,152
Moog, Inc., Class A*^	18,400	672,888
Northrop Grumman Corp.	147,000	6,620,880
Orbital Sciences Corp.*^	25,500	498,015
Precision Castparts Corp.	60,800	3,616,384
Raytheon Co.^	183,300	9,355,632
Rockwell Collins, Inc.^	69,800	2,728,482
Spirit AeroSystems Holdings, Inc., Class A*^	47,500	483,075
Stanley, Inc.*^	12,500	452,750
Teledyne Technologies, Inc.*^	14,500	645,975
TransDigm Group, Inc.*^	14,800	496,836
Triumph Group, Inc.^	10,700	454,322
United Technologies Corp.	421,600	22,597,760

		107,501,046

Air Freight & Logistics (0.8%)
Atlas Air Worldwide Holdings, Inc.*	20,600	389,340
C.H. Robinson Worldwide, Inc.^	69,900	3,846,597
Expeditors International of Washington, Inc.^	89,000	2,961,030
FedEx Corp.	134,300	8,615,345
Forward Air Corp.^	17,900	434,433
Hub Group, Inc., Class A*^	15,300	405,909
United Parcel Service, Inc., Class B^	296,300	16,343,908
UTi Worldwide, Inc.^	43,600	625,224

		33,621,786

Airlines (0.3%)
Alaska Air Group, Inc.*^	16,500	482,625

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Allegiant Travel Co.*^	11,300	$548,841
AMR Corp.*^	141,500	1,509,805
Continental Airlines, Inc., Class B*	52,800	953,568
Copa Holdings S.A., Class A^	17,800	539,696
Delta Air Lines, Inc.*	265,500	3,042,630
JetBlue Airways Corp.*	75,300	534,630
SkyWest, Inc.^	30,300	563,580
Southwest Airlines Co.^	315,800	2,722,196
U.S. Airways Group, Inc.*^	54,300	419,739
UAL Corp.^	56,800	625,936

		11,943,246

Building Products (0.1%)
Ameron International Corp.^	8,700	547,404
Armstrong World Industries, Inc.^	22,100	477,802
Gibraltar Industries, Inc.^	31,200	372,528
Griffon Corp.*	58,500	545,805
Lennox International, Inc.^	20,700	668,403
Masco Corp.^	161,100	1,793,043
Owens Corning, Inc.*	32,200	557,060
Simpson Manufacturing Co., Inc.^	17,300	480,248
USG Corp.*^	34,200	274,968

		5,717,261

Commercial Services & Supplies (0.8%)
ABM Industries, Inc.^	27,600	525,780
American Reprographics Co.*	39,500	272,550
Avery Dennison Corp.^	47,800	1,564,494
Brink’s Co.^	17,300	465,024
Cintas Corp.	54,900	1,275,327
Clean Harbors, Inc.*^	8,100	513,864
Copart, Inc.*^	28,700	780,353
Corrections Corp. of America*^	63,500	1,038,860
Covanta Holding Corp.*^	52,300	1,148,508
Deluxe Corp.	34,700	519,112
GEO Group, Inc.*^	26,800	483,204
Healthcare Services Group, Inc.^	29,000	461,970
Herman Miller, Inc.^	27,500	358,325
HNI Corp.^	25,800	408,672
Iron Mountain, Inc.*^	79,800	1,973,454
Knoll, Inc.	34,000	306,680
Mine Safety Appliances Co.^	16,600	396,906
Pitney Bowes, Inc.	92,900	2,367,092
R.R. Donnelley & Sons Co.	96,700	1,313,186
Republic Services, Inc.	131,885	3,269,429
Rollins, Inc.^	24,800	448,384
Steelcase, Inc., Class A^	53,000	297,860
Stericycle, Inc.*^	35,400	1,843,632
Sykes Enterprises, Inc.*^	23,400	447,408
Team, Inc.*^	17,300	479,210
Tetra Tech, Inc.*^	25,100	606,165
United Stationers, Inc.*^	13,100	438,719
Waste Connections, Inc.*	32,700	1,032,339
Waste Management, Inc.^	205,900	6,823,526

		31,860,033

Construction & Engineering (0.4%)
Aecom Technology Corp.*^	40,300	1,238,419
EMCOR Group, Inc.*^	30,200	677,386
Fluor Corp.^	80,900	3,629,983
Foster Wheeler Ltd.*^	65,400	1,529,052
Granite Construction, Inc.^	14,100	619,413
Jacobs Engineering Group, Inc.*	54,200	2,607,020
KBR, Inc.^	75,100	1,141,520
MasTec, Inc.*^	46,200	534,996
Perini Corp.*^	27,100	633,598
Quanta Services, Inc.*^	79,900	1,582,020

	Number of Shares	Value (Note 1)
Shaw Group, Inc.*	37,200	$761,484
URS Corp.*	37,700	1,537,029

		16,491,920

Electrical Equipment (0.8%)
A.O. Smith Corp.	13,400	395,568
Acuity Brands, Inc.^	17,600	614,416
American Superconductor Corp.*^	32,000	521,920
AMETEK, Inc.^	45,200	1,365,492
Baldor Electric Co.	25,700	458,745
Belden, Inc.^	24,800	517,824
Brady Corp., Class A^	22,800	546,060
Cooper Industries Ltd., Class A	75,800	2,215,634
Emerson Electric Co.	328,200	12,015,402
Encore Wire Corp.^	23,400	443,664
Ener1, Inc.*^	59,500	425,425
Energy Conversion Devices, Inc.*^	22,100	557,141
EnerSys*	48,500	533,500
Evergreen Solar, Inc.*^	109,900	350,581
First Solar, Inc.*^	21,100	2,910,956
Franklin Electric Co., Inc.^	10,600	297,966
General Cable Corp.*^	28,900	511,241
GrafTech International Ltd.*^	69,200	575,744
GT Solar International, Inc.*	105,900	306,051
Hubbell, Inc., Class B^	24,400	797,392
II-VI, Inc.*	16,400	313,076
Regal-Beloit Corp.^	13,900	528,061
Rockwell Automation, Inc.^	59,800	1,927,952
Roper Industries, Inc.^	38,200	1,658,262
SunPower Corp., Class A*^	39,800	1,472,600
Thomas & Betts Corp.*^	25,600	614,912
Woodward Governor Co.^	25,500	587,010

		33,462,595

Industrial Conglomerates (2.3%)
3M Co.	303,800	17,480,652
Carlisle Cos., Inc.^	27,100	560,970
General Electric Co.^	4,338,222	70,279,197
McDermott International, Inc.*^	103,900	1,026,532
Otter Tail Corp.^	20,400	475,932
Raven Industries, Inc.^	13,400	322,940
Seaboard Corp.^	400	477,600
Textron, Inc.	113,000	1,567,310
Tyco International Ltd.	228,100	4,926,960

		97,118,093

Machinery (1.9%)
Actuant Corp., Class A^	23,500	446,970
AGCO Corp.*^	40,600	957,754
Albany International Corp., Class A^	28,300	363,372
Astec Industries, Inc.*	17,100	535,743
Barnes Group, Inc.^	31,200	452,400
Blount International, Inc.*	41,700	395,316
Briggs & Stratton Corp.	29,400	517,146
Bucyrus International, Inc.^	28,400	525,968
Caterpillar, Inc.^	266,200	11,891,154
CLARCOR, Inc.^	21,900	726,642
Crane Co.^	26,500	456,860
Cummins, Inc.	94,900	2,536,677
Danaher Corp.	108,900	6,164,829
Deere & Co.^	189,500	7,261,640
Donaldson Co., Inc.^	34,700	1,167,655
Dover Corp.	81,000	2,666,520
Eaton Corp.	70,000	3,479,700
ESCO Technologies, Inc.*^	12,700	520,065
Flowserve Corp.	24,400	1,256,600
Gardner Denver, Inc.*	23,200	541,488

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Graco, Inc.^	24,800	$588,504
Harsco Corp.^	35,800	990,944
Illinois Tool Works, Inc.^	198,600	6,960,930
Ingersoll-Rand Co., Ltd., Class A	137,900	2,392,565
ITT Corp.^	78,300	3,601,017
Joy Global, Inc.^	45,200	1,034,628
Kaydon Corp.^	13,700	470,595
Kennametal, Inc.^	34,500	765,555
Lincoln Electric Holdings, Inc.^	18,900	962,577
Lindsay Corp.^	8,900	282,931
Manitowoc Co., Inc.	59,400	514,404
Middleby Corp.*^	12,100	329,967
Mueller Industries, Inc.^	18,000	451,440
Nordson Corp.^	14,300	461,747
Oshkosh Corp.^	69,500	617,855
PACCAR, Inc.^	154,600	4,421,560
Pall Corp.	51,700	1,469,831
Parker Hannifin Corp.	70,300	2,990,562
Pentair, Inc.^	44,100	1,043,847
RBC Bearings, Inc.*^	20,400	413,712
Robbins & Myers, Inc.	20,500	331,485
SPX Corp.^	23,300	944,815
Terex Corp.*^	47,100	815,772
Timken Co.	35,900	704,717
Toro Co.^	14,500	478,500
Trinity Industries, Inc.^	35,100	553,176
Valmont Industries, Inc.^	7,700	472,472
Wabtec Corp.^	21,200	842,700
Watts Water Technologies, Inc., Class A	17,400	434,478

		79,207,785

Marine (0.0%)
Alexander & Baldwin, Inc.^	17,800	446,068
Eagle Bulk Shipping, Inc.^	41,100	280,302
Genco Shipping & Trading Ltd.^	23,900	353,720
Kirby Corp.*^	23,900	653,904

		1,733,994

Professional Services (0.3%)
Administaff, Inc.^	23,300	505,144
CBIZ, Inc.*^	52,000	449,800
Corporate Executive Board Co.^	15,100	333,106
CoStar Group, Inc.*^	13,600	447,984
Dun & Bradstreet Corp.	24,000	1,852,800
Equifax, Inc.	56,000	1,485,120
First Advantage Corp., Class A*^	35,400	500,910
FTI Consulting, Inc.*^	21,500	960,620
Huron Consulting Group, Inc.*^	8,900	509,703
Kelly Services, Inc., Class A	31,000	403,310
Korn/Ferry International*	33,200	379,144
Manpower, Inc.	34,600	1,176,054
Monster Worldwide, Inc.*	49,700	600,873
MPS Group, Inc.*	62,800	472,884
Navigant Consulting, Inc.*^	24,000	380,880
Resources Connection, Inc.*^	26,900	440,622
Robert Half International, Inc.^	60,300	1,255,446
Watson Wyatt Worldwide, Inc., Class A^	17,900	855,978

		13,010,378

Road & Rail (1.0%)
Amerco, Inc.*	9,400	324,582
Arkansas Best Corp.^	16,400	493,804
Burlington Northern Santa Fe Corp.^	121,900	9,229,049
Con-way, Inc.^	18,700	497,420
CSX Corp.	164,100	5,328,327

	Number of Shares	Value (Note 1)
Genesee & Wyoming, Inc., Class A*^	12,600	$384,300
Heartland Express, Inc.^	29,400	463,344
Hertz Global Holdings, Inc.*^	151,000	765,570
J.B. Hunt Transport Services, Inc.^	35,500	932,585
Kansas City Southern*^	39,500	752,475
Knight Transportation, Inc.^	28,700	462,644
Landstar System, Inc.^	23,300	895,419
Norfolk Southern Corp.	162,800	7,659,740
Old Dominion Freight Line, Inc.*^	16,400	466,744
Ryder System, Inc.^	24,900	965,622
Union Pacific Corp.	223,900	10,702,420
Werner Enterprises, Inc.	22,800	395,352

		40,719,397

Trading Companies & Distributors (0.2%)
Applied Industrial Technologies, Inc.^	23,300	440,836
Beacon Roofing Supply, Inc.*^	32,000	444,160
Fastenal Co.^	54,300	1,892,355
GATX Corp.^	21,500	665,855
Kaman Corp.	17,300	313,649
MSC Industrial Direct Co., Class A^	19,000	699,770
RSC Holdings, Inc.*^	46,900	399,588
W.W. Grainger, Inc.^	32,700	2,578,068
Watsco, Inc.^	12,000	460,800
WESCO International, Inc.*^	24,800	476,904

		8,371,985

Total Industrials		480,759,519

Information Technology (15.3%)
Communications Equipment (2.3%)
3Com Corp.*	201,900	460,332
ADC Telecommunications, Inc.*^	64,000	350,080
ADTRAN, Inc.^	29,700	441,936
Arris Group, Inc.*^	67,300	535,035
Avocent Corp.*	28,100	503,271
Black Box Corp.	15,800	412,696
Brocade Communications Systems, Inc.*^	142,300	398,440
Ciena Corp.*^	61,100	409,370
Cisco Systems, Inc.*	2,559,300	41,716,590
CommScope, Inc.*^	35,100	545,454
Comtech Telecommunications Corp.*^	10,200	467,364
Corning, Inc.	681,900	6,498,507
EchoStar Corp., Class A*^	23,500	349,445
Emulex Corp.*	53,400	372,732
F5 Networks, Inc.*^	35,700	816,102
Harmonic, Inc.*^	77,400	434,214
Harris Corp.	59,000	2,244,950
Infinera Corp.*^	56,500	506,240
InterDigital, Inc.*^	20,100	552,750
JDS Uniphase Corp.*	97,100	354,415
Juniper Networks, Inc.*	232,600	4,072,826
Motorola, Inc.^	1,032,400	4,573,532
Plantronics, Inc.^	30,900	407,880
Polycom, Inc.*^	37,100	501,221
QUALCOMM, Inc.	701,300	25,127,579
Riverbed Technology, Inc.*^	38,800	441,932
Sonus Networks, Inc.*	244,200	385,836
Starent Networks Corp.*^	44,300	528,499
Sycamore Networks, Inc.*^	154,700	416,143
Tekelec*^	34,200	456,228
Tellabs, Inc.*	163,300	672,796

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
ViaSat, Inc.*^	21,900	$527,352

		96,481,747

Computers & Peripherals (3.6%)
Apple, Inc.*^	379,300	32,373,255
Avid Technology, Inc.*	29,200	318,572
Data Domain, Inc.*^	23,300	438,040
Dell, Inc.*	772,524	7,910,646
Diebold, Inc.^	27,100	761,239
Electronics for Imaging, Inc.*^	43,600	416,816
EMC Corp.*^	911,400	9,542,358
Hewlett-Packard Co.	1,066,100	38,688,769
Imation Corp.^	34,100	462,737
Intermec, Inc.*^	33,700	447,536
International Business Machines Corp.	594,500	50,033,120
Lexmark International, Inc., Class A*^	37,900	1,019,510
NCR Corp.*	71,300	1,008,182
NetApp, Inc.*^	156,100	2,180,717
QLogic Corp.*^	56,900	764,736
SanDisk Corp.*^	106,200	1,019,520
Seagate Technology	238,800	1,057,884
Sun Microsystems, Inc.*	338,200	1,291,924
Synaptics, Inc.*^	15,300	253,368
Teradata Corp.*	81,000	1,201,230
Western Digital Corp.*	101,100	1,157,595

		152,347,754

Electronic Equipment, Instruments & Components (0.6%)
Agilent Technologies, Inc.*	158,000	2,469,540
Amphenol Corp., Class A	78,600	1,884,828
Anixter International, Inc.*	13,400	403,608
Arrow Electronics, Inc.*	53,100	1,000,404
Avnet, Inc.*	64,200	1,169,082
AVX Corp.^	46,800	371,592
Benchmark Electronics, Inc.*^	35,100	448,227
Checkpoint Systems, Inc.*^	34,400	338,496
Cogent, Inc.*^	4,359	59,152
Cognex Corp.^	27,500	407,000
Coherent, Inc.*^	17,400	373,404
Dolby Laboratories, Inc., Class A*^	21,000	687,960
Flir Systems, Inc.*^	58,500	1,794,780
Ingram Micro, Inc., Class A*	72,800	974,792
IPG Photonics Corp.*^	30,000	395,400
Itron, Inc.*	15,200	968,848
Jabil Circuit, Inc.^	98,600	665,550
L-1 Identity Solutions, Inc.*	57,500	387,550
Mettler-Toledo International, Inc.*^	14,100	950,340
MTS Systems Corp.	13,200	351,648
National Instruments Corp.	23,800	579,768
Plexus Corp.*^	25,500	432,225
Rofin-Sinar Technologies, Inc.*^	20,900	430,122
Rogers Corp.*	14,100	391,557
Scansource, Inc.*^	23,100	445,137
Tech Data Corp.*	23,600	421,024
Trimble Navigation Ltd.*^	52,500	1,134,525
Tyco Electronics Ltd.	202,905	3,289,090
Vishay Intertechnology, Inc.*	103,200	352,944

		23,578,593

Internet Software & Services (1.4%)
Akamai Technologies, Inc.*	73,200	1,104,588
Ariba, Inc.*^	45,100	325,171
AsiaInfo Holdings, Inc.*^	38,900	460,576
Bankrate, Inc.*^	13,600	516,800
DealerTrack Holdings, Inc.*^	40,300	479,167

	Number of Shares	Value (Note 1)
Digital River, Inc.*^	16,500	$409,200
EarthLink, Inc.*	65,000	439,400
eBay, Inc.*	500,500	6,986,980
Equinix, Inc.*	14,500	771,255
Google, Inc., Class A*^	102,685	31,591,040
IAC/InterActiveCorp*	39,400	619,762
Interwoven, Inc.*^	36,300	457,380
j2 Global Communications, Inc.*^	25,600	513,024
MercadoLibre, Inc.*^	40,000	656,400
Omniture, Inc.*^	41,900	445,816
Rackspace Hosting, Inc.*^	62,000	333,560
RealNetworks, Inc.*^	103,500	365,355
Sohu.com, Inc.*	14,000	662,760
United Online, Inc.^	58,100	352,667
ValueClick, Inc.*^	67,700	463,068
VeriSign, Inc.*^	89,400	1,705,752
VistaPrint Ltd.*^	27,600	513,636
WebMD Health Corp., Class A*^	17,700	417,543
Websense, Inc.*	24,500	366,765
Yahoo!, Inc.*^	614,600	7,498,120

		58,455,785

IT Services (1.6%)
Accenture Ltd., Class A^	255,800	8,387,682
Acxiom Corp.^	56,000	454,160
Affiliated Computer Services, Inc., Class A*	38,000	1,746,100
Alliance Data Systems Corp.*^	28,800	1,340,064
Automatic Data Processing, Inc.	218,000	8,576,120
Broadridge Financial Solutions, Inc.^	60,300	756,162
CACI International, Inc., Class A*^	12,200	550,098
Cognizant Technology Solutions Corp., Class A*^	128,700	2,324,322
Computer Sciences Corp.*	65,400	2,298,156
Convergys Corp.*	70,300	450,623
CSG Systems International, Inc.*^	26,500	462,955
Cybersource Corp.*^	40,700	487,993
DST Systems, Inc.*^	19,600	744,408
Euronet Worldwide, Inc.*^	45,000	522,450
Fidelity National Information Services, Inc.	85,800	1,395,966
Fiserv, Inc.*	70,700	2,571,359
Forrester Research, Inc.*^	16,300	459,823
Gartner, Inc.*^	26,600	474,278
Genpact Ltd.*	52,100	428,262
Global Payments, Inc.	34,200	1,121,418
Heartland Payment Systems, Inc.^	25,800	451,500
Hewitt Associates, Inc., Class A*^	42,100	1,194,798
Lender Processing Services, Inc.	42,700	1,257,515
ManTech International Corp., Class A*	8,400	455,196
Mastercard, Inc., Class A^	31,500	4,502,295
MAXIMUS, Inc.^	14,700	516,117
Metavante Technologies, Inc.*	39,800	641,178
NeuStar, Inc., Class A*^	31,900	610,247
Paychex, Inc.^	138,500	3,639,780
Perot Systems Corp., Class A*^	35,600	486,652
SAIC, Inc.*^	74,600	1,453,208
Sapient Corp.*^	88,500	392,940
SRA International, Inc., Class A*^	31,500	543,375
Syntel, Inc.^	16,500	381,480
TeleTech Holdings, Inc.*^	46,000	384,100
Total System Services, Inc	72,400	1,013,600
Unisys Corp.*^	566,500	481,525
VeriFone Holdings, Inc.*^	40,500	198,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Visa, Inc., Class A	194,000	$10,175,300
Western Union Co.	326,000	4,674,840
Wright Express Corp.*^	28,800	362,880

		69,369,375

Office Electronics (0.1%)
Xerox Corp.	398,100	3,172,857
Zebra Technologies Corp., Class A*^	27,700	561,202

		3,734,059

Semiconductors & Semiconductor Equipment (2.2%)
Advanced Micro Devices, Inc.*	268,700	580,392
Altera Corp.^	127,000	2,122,170
Amkor Technology, Inc.*^	115,200	251,136
Analog Devices, Inc.^	125,700	2,390,814
Applied Materials, Inc.	596,100	6,038,493
Atheros Communications, Inc.*^	27,100	387,801
Atmel Corp.*^	197,000	616,610
Broadcom Corp., Class A*	222,100	3,769,037
Cabot Microelectronics Corp.*	16,900	440,583
Cree, Inc.*^	38,400	609,408
Cymer, Inc.*^	18,300	400,953
Cypress Semiconductor Corp.*^	98,500	440,295
Fairchild Semiconductor International, Inc.*	86,600	423,474
FEI Co.*	23,100	435,666
FormFactor, Inc.*^	28,800	420,480
Hittite Microwave Corp.*^	14,300	421,278
Integrated Device Technology, Inc.*	77,100	432,531
Intel Corp.^	2,496,800	36,603,088
International Rectifier Corp.*^	33,800	456,300
Intersil Corp., Class A^	53,500	491,665
KLA-Tencor Corp.^	75,100	1,636,429
Lam Research Corp.*	56,400	1,200,192
Linear Technology Corp.^	93,000	2,057,160
LSI Corp.*^	279,700	920,213
Marvell Technology Group Ltd.*^	214,100	1,428,047
MEMC Electronic Materials, Inc.*^	99,200	1,416,576
Micrel, Inc.^	58,400	426,904
Microchip Technology, Inc.^	80,100	1,564,353
Micron Technology, Inc.*^	378,600	999,504
Microsemi Corp.*^	34,300	433,552
MKS Instruments, Inc.*	26,400	390,456
Monolithic Power Systems, Inc.*^	30,800	388,388
National Semiconductor Corp.^	101,100	1,018,077
Novellus Systems, Inc.*	45,300	559,002
NVIDIA Corp.*^	257,200	2,075,604
ON Semiconductor Corp.*^	192,600	654,840
PMC-Sierra, Inc.*^	103,000	500,580
Power Integrations, Inc.^	22,300	443,324
Rambus, Inc.*^	47,900	762,568
Semtech Corp.*	40,200	453,054
Silicon Laboratories, Inc.*	21,700	537,726
Skyworks Solutions, Inc.*^	72,500	401,650
Teradyne, Inc.*	89,600	378,112
Tessera Technologies, Inc.*^	22,000	261,360
Texas Instruments, Inc.	559,900	8,689,648
TriQuint Semiconductor, Inc.*^	124,000	426,560
Varian Semiconductor Equipment Associates, Inc.*^	32,800	594,336
Xilinx, Inc.^	121,300	2,161,566

		90,511,955

Software (3.5%)
ACI Worldwide, Inc.*^	29,500	469,050
Activision Blizzard, Inc.*^	247,500	2,138,400
Adobe Systems, Inc.*	229,600	4,888,184

	Number of Shares	Value (Note 1)
Advent Software, Inc.*^	19,400	$387,418
Amdocs Ltd.*	89,100	1,629,639
ANSYS, Inc.*^	35,400	987,306
Autodesk, Inc.*^	97,300	1,911,945
Blackbaud, Inc.^	33,300	449,550
Blackboard, Inc.*^	15,200	398,696
BMC Software, Inc.*	83,100	2,236,221
CA, Inc.	170,000	3,150,100
Cadence Design Systems, Inc.*^	109,800	401,868
Citrix Systems, Inc.*^	77,700	1,831,389
Compuware Corp.*	112,100	756,675
Concur Technologies, Inc.*^	20,300	666,246
Electronic Arts, Inc.*	132,700	2,128,508
EPIQ Systems, Inc.*^	30,400	507,984
FactSet Research Systems, Inc.^	18,700	827,288
Fair Isaac Corp.^	29,200	492,312
Informatica Corp.*^	37,700	517,621
Intuit, Inc.*	139,100	3,309,189
Jack Henry & Associates, Inc.^	30,100	584,241
Lawson Software, Inc.*	99,400	471,156
Macrovision Solutions Corp.*^	41,000	518,650
McAfee, Inc.*^	64,700	2,236,679
Mentor Graphics Corp.*^	81,500	421,355
Micros Systems, Inc.*^	35,900	585,888
Microsoft Corp.	3,478,200	67,616,208
MSC.Software Corp.*	50,500	337,340
Net 1 UEPS Technologies, Inc.*^	36,400	498,680
Novell, Inc.*^	150,200	584,278
Nuance Communications, Inc.*	83,500	865,060
Oracle Corp.*^	1,687,300	29,915,829
Parametric Technology Corp.*^	49,900	631,235
Progress Software Corp.*	18,400	354,384
Quality Systems, Inc.^	10,700	466,734
Quest Software, Inc.*	31,000	390,290
Red Hat, Inc.*	87,300	1,154,106
Salesforce.com, Inc.*	46,600	1,491,666
Solera Holdings, Inc.*^	20,900	503,690
Sybase, Inc.*^	34,400	852,088
Symantec Corp.*^	364,500	4,928,040
Synopsys, Inc.*	61,200	1,133,424
Take-Two Interactive Software, Inc.*^	34,600	261,576
TIBCO Software, Inc.*	83,500	433,365
TiVo, Inc.*	66,900	479,004
Tyler Technologies, Inc.*^	30,800	368,984
VMware, Inc., Class A*	19,400	459,586
Wind River Systems, Inc.*^	52,200	471,366

		149,100,491

Total Information Technology		643,579,759

Materials (3.4%)
Chemicals (1.9%)
Air Products & Chemicals, Inc.	92,600	4,655,002
Airgas, Inc.^	37,300	1,454,327
Albemarle Corp.	39,700	885,310
Arch Chemicals, Inc.^	15,700	409,299
Ashland, Inc.	31,470	330,750
Cabot Corp.^	29,000	443,700
Calgon Carbon Corp.*	27,100	416,256
Celanese Corp., Class A	61,500	764,445
CF Industries Holdings, Inc.^	24,100	1,184,756
Cytec Industries, Inc.^	21,100	447,742
Dow Chemical Co.	410,400	6,192,936
E.I. du Pont de Nemours & Co.	395,900	10,016,270
Eastman Chemical Co.	33,500	1,062,285

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Ecolab, Inc.	71,562	$2,515,404
Ferro Corp.^	39,100	275,655
FMC Corp.	33,900	1,516,347
H.B. Fuller Co.	26,000	418,860
Huntsman Corp.	61,000	209,840
International Flavors & Fragrances, Inc.^	34,600	1,028,312
Intrepid Potash, Inc.*^	21,300	442,401
Lubrizol Corp.	31,100	1,131,729
Minerals Technologies, Inc.	8,600	351,740
Monsanto Co.	239,200	16,827,720
Mosaic Co.	68,700	2,377,020
Nalco Holding Co.	63,700	735,098
NewMarket Corp.^	11,300	394,483
NL Industries, Inc.^	33,600	450,240
Olin Corp.^	32,700	591,216
OM Group, Inc.*^	21,500	453,865
PPG Industries, Inc.	69,600	2,953,128
Praxair, Inc.	137,700	8,173,872
Rockwood Holdings, Inc.*	40,200	434,160
Rohm & Haas Co.	55,600	3,435,524
RPM International, Inc.^	56,100	745,569
Scotts Miracle-Gro Co., Class A^	19,000	564,680
Sensient Technologies Corp.^	20,600	491,928
Sigma-Aldrich Corp.^	55,000	2,323,200
Solutia, Inc.*^	49,700	223,650
Terra Industries, Inc.^	46,200	770,154
Valhi, Inc.^	36,000	385,200
Valspar Corp.^	44,500	805,005
W.R. Grace & Co.*^	64,800	386,856
Westlake Chemical Corp.^	25,900	421,911

		80,097,845

Construction Materials (0.2%)
Eagle Materials, Inc.^	23,200	427,112
Martin Marietta Materials, Inc.^	17,500	1,698,900
Texas Industries, Inc.^	15,000	517,500
Vulcan Materials Co.^	48,200	3,353,756

		5,997,268

Containers & Packaging (0.3%)
AptarGroup, Inc.^	29,100	1,025,484
Ball Corp.	41,800	1,738,462
Bemis Co., Inc.	41,700	987,456
Crown Holdings, Inc.*	72,000	1,382,400
Graphic Packaging Holding Co.*^	297,700	339,378
Greif, Inc., Class A	14,800	494,764
Owens-Illinois, Inc.*	76,400	2,088,012
Packaging Corp. of America^	48,600	654,156
Pactiv Corp.*^	55,800	1,388,304
Rock-Tenn Co., Class A^	16,100	550,298
Sealed Air Corp.	69,200	1,033,848
Silgan Holdings, Inc.^	10,900	521,129
Sonoco Products Co.	43,300	1,002,828
Temple-Inland, Inc.^	81,900	393,120

		13,599,639

Metals & Mining (0.8%)
AK Steel Holding Corp.^	50,500	470,660
Alcoa, Inc.	346,100	3,897,086
Allegheny Technologies, Inc.^	44,200	1,128,426
AMCOL International Corp.^	19,500	408,525
Carpenter Technology Corp.	24,000	492,960
Century Aluminum Co.*^	34,000	340,000
Cliffs Natural Resources, Inc.	54,900	1,405,989
Commercial Metals Co.^	48,600	576,882
Compass Minerals International, Inc.^	14,800	868,168

	Number of Shares	Value (Note 1)
Freeport-McMoRan Copper & Gold, Inc.^	173,600	$4,242,784
Kaiser Aluminum Corp.^	13,900	313,028
Newmont Mining Corp.	179,600	7,309,720
Nucor Corp.	133,500	6,167,700
Reliance Steel & Aluminum Co.^	28,300	564,302
Royal Gold, Inc.	13,100	644,651
Schnitzer Steel Industries, Inc., Class A^	16,000	602,400
Southern Copper Corp.^	93,500	1,501,610
Steel Dynamics, Inc.^	70,200	784,836
Titanium Metals Corp.^	49,200	433,452
United States Steel Corp.	50,900	1,893,480
Worthington Industries, Inc.	37,000	407,740

		34,454,399

Paper & Forest Products (0.2%)
Clearwater Paper Corp.*^	5,286	44,347
Deltic Timber Corp.^	9,200	420,900
Domtar Corp.*^	236,900	395,623
Glatfelter^	40,600	377,580
International Paper Co.	195,400	2,305,720
MeadWestvaco Corp.	77,800	870,582
Wausau Paper Corp.^	45,000	514,800
Weyerhaeuser Co.^	89,100	2,727,351

		7,656,903

Total Materials		141,806,054

Telecommunication Services (3.4%)
Diversified Telecommunication Services (3.0%)
AT&T, Inc.	2,574,000	73,359,000
CenturyTel, Inc.^	46,500	1,270,845
Cincinnati Bell, Inc.*	220,600	425,758
Embarq Corp.	65,900	2,369,764
Frontier Communications Corp.^	143,900	1,257,686
Global Crossing Ltd.*^	48,100	381,914
Iowa Telecommunications Services, Inc.^	27,800	396,984
NTELOS Holdings Corp.^	17,000	419,220
Premiere Global Services, Inc.*	51,900	446,859
Qwest Communications International, Inc.^	618,500	2,251,340
Shenandoah Telecommunications Co.^	17,900	502,095
tw telecom, Inc.*^	64,200	543,774
Verizon Communications, Inc.	1,235,100	41,869,890
Windstream Corp.	186,000	1,711,200

		127,206,329

Wireless Telecommunication Services (0.4%)
American Tower Corp., Class A*^	179,300	5,257,076
Centennial Communications Corp.*^	53,800	433,628
Clearwire Corp., Class A*	58,000	285,940
Crown Castle International Corp.*^	125,700	2,209,806
Leap Wireless International, Inc.*	23,300	626,537
MetroPCS Communications, Inc.*^	106,900	1,587,465
NII Holdings, Inc.*	80,600	1,465,308
SBA Communications Corp., Class A*^	48,700	794,784
Sprint Nextel Corp.*	1,274,715	2,332,728
Syniverse Holdings, Inc.*^	45,100	538,494
Telephone & Data Systems, Inc.	42,000	1,333,500
U.S. Cellular Corp.*	11,200	484,288

		17,349,554

Total Telecommunication Services		144,555,883

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Utilities (4.4%)
Electric Utilities (2.3%)
Allegheny Energy, Inc.	72,400	$2,451,464
Allete, Inc.^	38,200	1,232,714
American Electric Power Co., Inc.	168,700	5,614,336
Cleco Corp.^	25,300	577,599
DPL, Inc.^	49,000	1,119,160
Duke Energy Corp.^	538,600	8,084,386
Edison International	140,600	4,516,072
El Paso Electric Co.*^	24,400	441,396
Empire District Electric Co.	22,600	397,760
Entergy Corp.	81,700	6,791,721
Exelon Corp.^	279,300	15,531,873
FirstEnergy Corp.	130,500	6,339,690
FPL Group, Inc.	179,100	9,014,103
Great Plains Energy, Inc.	50,700	980,031
Hawaiian Electric Industries, Inc.^	34,000	752,760
IDACORP, Inc.	19,500	574,275
ITC Holdings Corp.	20,600	899,808
MGE Energy, Inc.^	12,100	399,300
Northeast Utilities	60,700	1,460,442
NV Energy, Inc.	98,900	978,121
Pepco Holdings, Inc.^	86,400	1,534,464
Pinnacle West Capital Corp.^	42,100	1,352,673
Portland General Electric Co.^	27,400	533,478
PPL Corp.	161,100	4,944,159
Progress Energy, Inc.^	111,100	4,427,335
Southern Co.^	332,400	12,298,800
UIL Holdings Corp.^	13,200	396,396
Unisource Energy Corp.	16,400	481,504
Westar Energy, Inc.^	43,100	883,981

		95,009,801

Gas Utilities (0.4%)
AGL Resources, Inc.^	31,900	1,000,065
Atmos Energy Corp.^	37,900	898,230
Energen Corp.^	30,400	891,632
Equitable Resources, Inc.^	56,200	1,885,510
Laclede Group, Inc.^	8,600	402,824
National Fuel Gas Co.	34,600	1,084,018
New Jersey Resources Corp.^	17,700	696,495
Nicor, Inc.^	19,700	684,378
Northwest Natural Gas Co.^	11,100	490,953
ONEOK, Inc.	46,000	1,339,520
Piedmont Natural Gas Co.	30,300	959,601
Questar Corp.^	75,900	2,481,171
South Jersey Industries, Inc.^	12,100	482,185
Southwest Gas Corp.^	18,500	466,570
UGI Corp.^	45,400	1,108,668
WGL Holdings, Inc.^	21,200	693,028

		15,564,848

Independent Power Producers & Energy Traders (0.3%)
AES Corp.*	272,395	2,244,535
Calpine Corp.*	151,000	1,099,280
Constellation Energy Group, Inc.	74,200	1,861,678
Dynegy, Inc., Class A*	212,200	424,400
Mirant Corp.*^	73,100	1,379,397
NRG Energy, Inc.*	101,300	2,363,329
Ormat Technologies, Inc.	14,400	458,928
Reliant Energy, Inc.*	151,500	875,670

		10,707,217

Multi-Utilities (1.4%)
Alliant Energy Corp.^	47,900	1,397,722
Ameren Corp.	87,700	2,916,902
Avista Corp.^	23,200	449,616

	Number of Shares	Value (Note 1)
Black Hills Corp.^	16,500	$444,840
CenterPoint Energy, Inc.^	137,700	1,737,774
CH Energy Group, Inc.^	10,200	524,178
CMS Energy Corp.	96,700	977,637
Consolidated Edison, Inc.^	122,800	4,780,604
Dominion Resources, Inc.^	245,500	8,798,720
DTE Energy Co.	71,100	2,536,137
Integrys Energy Group, Inc.^	32,800	1,409,744
MDU Resources Group, Inc.	77,500	1,672,450
NiSource, Inc.^	119,700	1,313,109
NorthWestern Corp.^	21,400	502,258
NSTAR^	46,200	1,685,838
OGE Energy Corp.	39,500	1,018,310
PG&E Corp.^	147,000	5,690,370
PNM Resources, Inc.^	47,700	480,816
Public Service Enterprise Group, Inc.	209,200	6,102,364
Puget Energy, Inc.	57,200	1,559,844
SCANA Corp.	49,800	1,772,880
Sempra Energy	106,200	4,527,306
TECO Energy, Inc.^	86,600	1,069,510
Vectren Corp.^	34,100	852,841
Wisconsin Energy Corp.^	50,500	2,119,990
Xcel Energy, Inc.^	183,700	3,407,635

		59,749,395

Water Utilities (0.0%)
American Water Works Co., Inc.^	25,800	538,704
Aqua America, Inc.^	53,000	1,091,270
California Water Service Group^	10,500	487,515

		2,117,489

Total Utilities		183,148,750

Total Common Stocks (99.2%) (Cost $4,593,791,120)		4,167,825,500

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (19.1%)
ANZ National Bank Ltd.
0.36%, 3/6/09 (l)	$9,999,791	9,997,031
Bancaja U.S. Debt S.A.U.
4.65%, 7/10/09 (l)	20,002,789	19,258,846
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	15,000,000	14,928,255
Bank of Montreal/Chicago
2.11%, 3/12/09 (l)	15,000,000	15,002,745
Beta Finance, Inc.
0.38%, 2/17/09 (l)	9,999,100	9,999,100
0.37%, 5/11/09 (l)	29,996,469	29,530,264
Calyon/New York
0.41%, 7/2/10 (l)	19,993,472	19,164,142
CAM U.S. Finance S.A.U.
3.24%, 2/2/09 (l)	20,000,000	20,000,000
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	25,000,000	24,846,200
Comerica Bank
4.77%, 1/12/09 (l)	9,000,503	9,000,503
1.06%, 3/16/09 (l)	19,999,703	19,497,570
0.62%, 6/19/09 (l)	10,000,465	9,560,115
0.63%, 6/19/09 (l)	11,999,702	11,471,319
General Electric Capital Corp.
0.40%, 3/12/10 (l)	26,000,000	24,818,976

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Genworth Life Insurance Co.
0.73%, 2/19/09 (l)	$25,000,000	$25,000,000
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	342,763,439	342,763,439
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	7,000,000	6,964,181
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	10,000,000	900,000
Links Finance LLC
0.37%, 6/22/09 (l)	14,998,138	14,866,649
MassMutual Global Funding II
0.40%, 3/26/10 (l)	10,000,000	9,909,500
MBIA Global Funding LLC
0.36%, 1/23/09 (l)	15,000,000	15,000,000
Merrill Lynch & Co., Inc.
1.94%, 5/8/09 (l)	11,000,000	10,800,944
0.42%, 6/29/09 (l)	10,000,000	9,831,820
Monumental Global Funding II
0.40%, 3/26/10 (l)	3,000,000	2,711,811
0.43%, 5/26/10 (l)	4,000,000	3,440,000
Monumental Global Funding Ltd.
2.20%, 5/24/10 (l)	7,000,000	6,497,869
Morgan Stanley
2.87%, 2/9/09 (l)	34,967,302	34,967,302
New York Life Global Funding
0.50%, 3/30/09 (l)	25,000,000	24,848,250
Pricoa Global Funding I
0.40%, 6/25/10 (l)	8,998,654	7,958,787
Tango Finance Corp.
0.37%, 6/25/09 (l)	6,998,743	6,957,304
Transamerica Occidental Life Insurance Co.
1.30%, 2/13/09 (l)	30,000,000	30,000,000
Wells Fargo & Co.
0.17%, 8/3/09 (l)	15,000,000	14,613,090

Total Short-Term Investments of Cash Collateral for Securities Loaned		805,106,012

Time Deposit (0.6%)
JP Morgan Chase Nassau
0.001%, 1/2/09	23,418,667	23,418,667

Total Short-Term Investments (19.7%) (Cost/Amortized Cost $846,136,936)		828,524,679

Total Investments (118.9%) (Cost/Amortized Cost $5,439,928,056)		4,996,350,179
Other Assets Less Liabilities (-18.9%)		(793,541,600)

Net Assets (100%)		$4,202,808,579

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

ADR—    American Depositary Receipt

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation
Russell 2000 Mini Index	54	March-09	$2,537,995	$2,688,660	$150,665
S&P 500 E-Mini Index	416	March-09	18,473,309	18,722,080	248,771

					$399,436

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Loss
Affymetrix, Inc.	$39,869,040	$5,232,718	$51,974,402	$—	$—	$(18,661,281)
Celera Corp.	61,940,499	10,261,593	58,679,213	373,968	—	(10,074,065)
Given Imaging Ltd.	23,878,959	13,990,669	37,905,410	—	—	(21,868,745)
Move, Inc.	31,513,517	—	59,630,858	—	—	(47,546,968)

	$157,202,015	$29,484,980	$208,189,883	$373,968	$—	$(98,151,059)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$4,167,825,500	$828,524,679	$—	$4,996,350,179
Other Investments*	399,436	—	—	399,436

Total	$4,168,224,936	$828,524,679	$—	$4,996,749,615

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$5,387,220,901
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$6,111,534,101

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$317,039,197
Aggregate gross unrealized depreciation	(819,654,106)

Net unrealized depreciation	$(502,614,909)

Federal income tax cost of investments	$5,498,965,088

At December 31, 2008, the Portfolio had loaned securities with a total value of $813,159,599. This was secured by collateral of $822,718,269 which was received as cash and subsequently invested in short-term investments currently valued at $805,106,012, as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $1,190,019,344 of which $669,460,381 expires in the year 2010, and $520,558,963 expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (6.6%)
Asset-Backed Security (0.1%)
DB Master Finance LLC,
Series 2006-1 A2
5.779%, 6/20/31§	$1,605,000	$1,190,750

		1,190,750

Non-Agency CMO (6.5%)
Bear Stearns Alt-A Trust,
Series 2006-3 22A1
6.064%, 5/25/36(l)	2,141,789	1,267,574
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2 1A4
5.117%, 5/25/35(l)	2,696,239	1,971,139
Commercial Mortgage Pass Through Certificates,
Series 2005-C6 A4
5.168%, 6/10/44	7,500,000	6,312,990
Series 2007-C9 A4
5.816%, 12/10/49(l)^	5,180,000	3,927,812
Deutsche Mortgage Securities, Inc.,
Series 2005-WF1 1A1
5.098%, 6/26/35(l)§	1,081,956	1,052,636
Greenpoint Mortgage Funding Trust,
Series 2006-AR2 4A1
4.256%, 3/25/36(l)	2,413,211	1,037,422
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG11 A4
5.736%, 12/10/49	6,000,000	4,479,515
Series 2007-GG9 A2
5.381%, 3/10/39	7,900,000	6,227,247
Indymac INDA Mortgage Loan Trust,
Series 2006-AR2 1A1
5.929%, 9/25/36(l)	3,494,683	1,775,516
J.P. Morgan Alternative Loan Trust,
Series 2006-A4 A1
5.950%, 9/25/36(l)	2,111,388	1,869,870
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-A9 2A1A
5.149%, 12/25/35(l)	1,985,083	1,606,870
RESI Finance LP,
Series 2003-C B3
3.225%, 9/10/35(l)§	7,302,221	3,053,789
Structured Asset Securities Corp.,
Series 2006-RM1 AIO
5.000%, 8/25/46 IO§†	4,375,404	700,065
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C26 A2
5.935%, 6/15/45	7,250,000	6,188,865
Series 2006-C27 A3
5.765%, 7/15/45(l)	7,000,000	5,590,981
Series 2007-C32 A2
5.736%, 6/15/49(l)	5,200,000	4,066,879

		51,129,170

Total Asset-Backed and Mortgage-Backed Securities		52,319,920

Corporate Bonds (7.2%)
Financials (7.2%)
Capital Markets (1.4%)
Goldman Sachs Group, Inc.
3.250%, 6/15/12	$10,297,000	10,743,076

	Principal Amount	Value (Note 1)
Commercial Banks (0.7%)
Wells Fargo & Co.
3.000%, 12/9/11	$5,688,000	$5,913,580

Diversified Financial Services (5.1%)
Bank of America Corp.
3.125%, 6/15/12	15,575,000	16,185,260
Citigroup, Inc.
2.875%, 12/9/11^	15,660,000	16,148,154
JPMorgan Chase & Co.
3.125%, 12/1/11^	7,690,000	7,989,133

		40,322,547

Total Financials		56,979,203

Total Corporate Bonds		56,979,203

Government Securities (85.4%)
Agency CMO (0.0%)
Government National Mortgage Association
0.743%, 11/16/45 IO(l)	$2,355,121	104,514

U.S. Government Agencies (52.2%)
Federal Home Loan Bank
5.375%, 5/18/16	15,000,000	17,151,180
Federal Home Loan Mortgage Corp.
4.376%, 4/1/35(l)	395,874	388,196
5.000%, 8/1/35	43,461,944	44,475,645
5.000%, 6/1/36	37,687,042	38,566,049
5.912%, 1/1/37(l)	14,520,496	14,866,658
7.000%, 2/1/37	8,082,021	8,431,450
5.875%, 3/1/37(l)	5,166,186	5,272,117
5.500%, 4/1/38	24,886,540	25,500,587
Federal National Mortgage Association
5.375%, 7/15/16^	7,500,000	8,725,200
5.375%, 6/12/17^	6,700,000	7,827,717
6.500%, 12/1/28	12,909,448	13,518,613
5.500%, 2/1/35	7,666,818	7,873,190
5.000%, 8/1/35	33,093,835	33,876,052
5.567%, 4/1/36(l)	988,509	1,006,099
5.500%, 4/1/37	16,241,750	16,667,874
6.000%, 4/1/37	16,931,488	17,449,784
5.780%, 8/1/37(l)	5,465,362	5,638,105
6.500%, 10/1/37	7,204,221	7,491,264
5.000%, 5/1/38	38,801,383	39,657,880
5.500%, 8/1/38	24,226,476	24,859,668
5.500%, 9/1/38	24,230,354	24,863,647
6.000%, 10/1/38	15,935,817	16,422,041
Government National Mortgage Association
9.000%, 12/15/09	17,667	17,780
5.500%, 7/15/33	6,713,689	6,942,248
6.500%, 9/15/38	6,686,096	6,964,970
6.500%, 11/15/38	17,030,843	17,741,192

		412,195,206

U.S. Treasuries (33.2%)
U.S. Treasury Bonds
7.250%, 5/15/16	9,000,000	12,050,856
U.S. Treasury Notes
2.375%, 4/15/11 TIPS^	21,214,000	22,606,328
3.000%, 7/15/12 TIPS	5,300,000	6,256,775
4.500%, 11/15/15^	54,374,000	64,484,193

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
3.500%, 2/15/18^	$141,800,000	$156,954,875

		262,353,027

Total Government Securities		674,652,747

Total Long-Term Debt Securities (99.2%) (Cost $781,683,932)		783,951,870

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (7.5%)
CAM U.S. Finance S.A.U.
3.24%, 2/2/09 (l)	$5,000,000	5,000,000
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	47,138,575	47,138,575
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	10,000,000	900,000
Monumental Global Funding II
0.40%, 3/26/10 (l)	5,000,000	4,519,685
Tango Finance Corp.
0.37%, 6/25/09 (l)	1,999,641	1,987,801

Total Short-Term Investments of Cash Collateral for Securities Loaned		59,546,061

Time Deposit (1.6%)
JP Morgan Chase Nassau
0.001%, 1/2/09	12,390,087	12,390,087

Total Short-Term Investments (9.1%) (Cost/Amortized Cost $81,528,303)		71,936,148

Total Investments (108.3%) (Cost/Amortized Cost $863,212,235)		855,888,018
Other Assets Less Liabilities (-8.3%)		(65,561,053)

Net Assets (100%)		$790,326,965

^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $700,065 or 0.1% of net assets) at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $5,997,240 or 0.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

CMO   —    Collateralized Mortgage Obligation

IO       —    Interest Only

TIPS   —    Treasury Inflation Protected Security

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$855,187,953	$700,065	$855,888,018
Other Investments*	—	—	—	—

Total	$—	$855,187,953	$700,065	$855,888,018

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$1,532,924	$—
Total gains or losses (realized/unrealized) included in earnings	(182,832)	—
Purchases, sales, issuances, and settlements (net)	(579,362)	—
Transfers in and/or out of Level 3	(70,665)	—

Balance as of 12/31/08	$700,065	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$(118,436)	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$823,710,246
Long-term U.S. Treasury securities	835,405,299

$1,659,115,545

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$551,287,947
Long-term U.S. Treasury securities	951,284,424

$1,502,572,371

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,164,529
Aggregate gross unrealized depreciation	(25,980,267)

Net unrealized depreciation	$(7,815,738)

Federal income tax cost of investments	$863,703,756

At December 31, 2008, the Portfolio had loaned securities with a total value of $85,193,200. This was secured by collateral of $69,138,216 which was received as cash and subsequently invested in short-term investments currently valued at $59,546,061, as reported in the portfolio of investments. The remaining collateral of $18,363,199 was received in the form of short-term pooled securities, which the Portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The components of the short-term pooled securities referenced above are as follows:

Securities	Coupon Range	Date Range
Federal Home Loan Bank	2.270% to 5.375%	1/23/09 to 6/10/16
Federal Home Loan Mortgage Corp.	0.000% to 10.378%	1/28/14 to 12/1/38
Federal National Mortgage Association	0.000% to 7.500%	2/1/18 to 5/1/48
Government National Mortgage Association	3.625% to 8.500%	11/15/21 to 12/15/38
U.S. Treasury Bonds	0.000% to 8.875%	5/15/18 to 2/15/36

The Portfolio has a net capital loss carryforward of $11,384,023 which expires in the year 2014.

The Portfolio utilized net capital loss carryforward of $18,725,645 during 2008.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (5.5%)
Amcor Ltd.	453,749	$1,844,199
Australia & New Zealand Banking Group Ltd.	585,400	6,283,415
BHP Billiton Ltd.	628,600	13,239,150
Commonwealth Bank of Australia	192,900	3,911,050
CSL Ltd.	462,911	10,930,957
Downer EDI Ltd.	1,279,000	3,442,421
Incitec Pivot Ltd.	1,484,480	2,625,935
Macquarie Group Ltd.^	257,700	5,237,866
Macquarie Infrastructure Group^	1,600,800	1,919,992
National Australia Bank Ltd.	623,921	9,146,872
OZ Minerals Ltd.†	1	—
Pacific Brands Ltd.	4,400,500	1,327,451
PaperlinX Ltd.^	5,382,100	2,692,027
Qantas Airways Ltd.	1,092,100	2,013,776
QBE Insurance Group Ltd.	553,133	10,054,627
Sigma Pharmaceuticals Ltd.	2,316,900	1,779,025
Telstra Corp., Ltd.	1,204,900	3,226,247
Westpac Banking Corp.^	557,500	6,639,058

		86,314,068

Belgium (0.3%)
Delhaize Group	40,400	2,492,830
Solvay S.A., Class A^	37,400	2,780,608

		5,273,438

Bermuda (0.2%)
Catlin Group Ltd.	590,900	3,697,414

Canada (1.6%)
Barrick Gold Corp.	96,800	3,505,814
Fairfax Financial Holdings Ltd.	4,800	1,516,403
Imperial Oil Ltd.	72,500	2,407,270
Magna International, Inc., Class A^	56,200	1,673,026
Nexen, Inc.	177,128	3,077,680
Petro-Canada	249,100	5,391,618
Potash Corp. of Saskatchewan, Inc.	31,400	2,277,486
Shoppers Drug Mart Corp.	142,500	5,546,476

		25,395,773

Denmark (0.8%)
Novo Nordisk A/S, Class B^	230,627	11,736,466

Finland (0.8%)
Nokia Oyj^	805,600	12,489,167

France (9.5%)
Arkema S.A.^	255,100	4,383,935
BNP Paribas S.A.	268,037	11,318,242
Bouygues S.A.	51,300	2,171,406
Cap Gemini S.A.^	76,100	2,933,152
Carrefour S.A.^	127,400	4,892,555
Cie de Saint-Gobain S.A.^	58,300	2,749,726
Compagnie Generale des Etablissements Michelin, Class B^	95,800	5,023,199
Credit Agricole S.A.	583,700	6,638,115
France Telecom S.A.^	356,000	9,957,744
GDF Suez S.A.^	379,236	18,782,434
Groupe Danone S.A.^	57,400	3,464,377
Lafarge S.A.^	32,400	1,969,937
Pernod-Ricard S.A.^	35,500	2,632,515
Renault S.A.^	216,300	5,642,019
Sanofi-Aventis S.A.	221,055	14,040,072
Schneider Electric S.A.^	45,300	3,383,747

	Number of Shares	Value (Note 1)
Societe Generale S.A.	158,218	$8,013,355
Total S.A.	627,805	34,226,485
Vallourec S.A.	31,700	3,605,416
Veolia Environnement^	76,760	2,409,097
Vinci S.A.	41,800	1,760,322

		149,997,850

Germany (10.6%)
Allianz SE (Registered)^	137,900	14,790,897
BASF SE^	237,900	9,400,513
Bayer AG^	274,044	16,098,658
Bayerische Motoren Werke (BMW) AG^	62,700	1,927,326
Bilfinger Berger AG^	111,500	5,898,857
Celesio AG^	179,900	4,913,247
Daimler AG^	176,100	6,691,145
Deutsche Bank AG (Registered)^	321,200	12,808,946
Deutsche Boerse AG^	68,903	5,018,366
Deutsche Post AG (Registered)	166,330	2,813,973
Deutsche Telekom AG (Registered)^	1,068,270	16,230,838
E.ON AG	721,934	29,192,977
Fresenius Medical Care AG & Co. KGaA^	178,200	8,356,360
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)^	64,300	10,104,558
Siemens AG (Registered)^	177,700	13,309,820
Suedzucker AG^	467,500	7,143,101
TUI AG^	168,200	1,918,129

		166,617,711

Greece (0.3%)
National Bank of Greece S.A.	107,200	1,985,369
OPAP S.A.	117,240	3,372,807

		5,358,176

Hong Kong (0.9%)
Cheung Kong Holdings Ltd.^	271,000	2,583,702
CLP Holdings Ltd.^	407,000	2,767,255
Hang Seng Bank Ltd.	156,400	2,065,663
Hutchison Whampoa Ltd.	417,000	2,103,473
New World Development Ltd.	1,937,000	1,978,920
Sun Hung Kai Properties Ltd.	288,000	2,421,615

		13,920,628

Ireland (0.5%)
CRH plc	334,632	8,467,973

Italy (3.1%)
A2A S.p.A.	1,298,100	2,326,565
Assicurazioni Generali S.p.A.	212,000	5,811,678
Enel S.p.A.	865,200	5,533,046
ENI S.p.A.	535,392	12,686,593
Intesa Sanpaolo S.p.A.	2,040,900	7,351,188
Telecom Italia S.p.A.	2,995,700	4,872,665
Telecom Italia S.p.A. (RNC)	1,935,900	2,160,205
UniCredit S.p.A.	2,273,900	5,660,983
Unione di Banche Italiane S.c.p.A.^	121,900	1,764,245

		48,167,168

Japan (26.0%)
Aeon Co., Ltd.^	323,500	3,240,254
Aisin Seiki Co., Ltd.	242,500	3,441,506
Ajinomoto Co., Inc.^	137,000	1,492,424
Alps Electric Co., Ltd.	632,200	3,093,457
Asahi Breweries Ltd.^	344,900	5,935,545
Astellas Pharma, Inc.	99,500	4,048,794
Bridgestone Corp.^	401,300	6,027,050
Canon, Inc.	234,900	7,373,873

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Central Japan Railway Co.	732	$6,326,582
Chubu Electric Power Co., Inc.	124,400	3,780,842
Chugoku Electric Power Co., Inc.	53,400	1,406,761
Chuo Mitsui Trust Holdings, Inc.	1,765,000	8,625,783
Denso Corp.^	413,700	6,882,215
DIC Corp.	3,170,000	6,650,332
East Japan Railway Co.†	719	5,464,876
EDION Corp.^	736,100	3,631,560
Elpida Memory, Inc.*^	1,454,800	8,919,566
Fujifilm Holdings Corp.	101,400	2,231,607
Fujitsu Ltd.^	944,000	4,562,791
Furukawa Electric Co., Ltd.^	1,541,000	7,500,972
Godo Steel Ltd.	1,695,000	4,748,380
Hitachi High-Technologies Corp.	175,200	2,794,300
Hitachi Ltd.	980,000	3,800,539
Honda Motor Co., Ltd.	348,400	7,555,853
Isuzu Motors Ltd.^	1,142,000	1,465,765
JFE Holdings, Inc.^	176,800	4,676,337
Kansai Electric Power Co., Inc.	305,500	8,852,533
Kao Corp.	53,000	1,604,997
KDDI Corp.	1,136	8,091,033
Kirin Holdings Co., Ltd.	146,000	1,924,529
Kyocera Corp.	33,900	2,445,545
Kyushu Electric Power Co., Inc.	70,200	1,867,216
Mediceo Paltac Holdings Co., Ltd.	207,900	2,505,456
Minebea Co., Ltd.	763,000	2,621,934
Mitsubishi Chemical Holdings Corp.	713,500	3,148,794
Mitsubishi Corp.	969,200	13,606,058
Mitsubishi Electric Corp.	1,354,000	8,472,927
Mitsubishi Gas Chemical Co., Inc.	722,000	2,950,703
Mitsubishi Materials Corp.	1,363,000	3,436,364
Mitsubishi UFJ Financial Group, Inc.	3,149,900	19,544,888
Mitsui & Co., Ltd.	1,710,000	17,492,115
Mitsui Fudosan Co., Ltd.	609,000	10,120,318
Mitsui Sugar Co., Ltd.	484,000	1,853,817
Mizuho Financial Group, Inc.^†	3,141	8,929,241
Namco Bandai Holdings, Inc.^	554,600	6,078,714
Nintendo Co., Ltd.	29,300	11,256,910
Nippon Electric Glass Co., Ltd.	701,000	3,682,034
Nippon Express Co., Ltd.	463,000	1,948,194
Nippon Mining Holdings, Inc.	1,589,000	6,827,805
Nippon Steel Corp.^	1,640,000	5,385,487
Nippon Telegraph & Telephone Corp.†	1,388	7,165,847
Nippon Yusen KK	480,000	2,960,250
Nissan Motor Co., Ltd.^	1,288,700	4,667,682
Nomura Real Estate Holdings, Inc.^	173,000	3,455,141
NTT DoCoMo, Inc.	5,258	10,365,053
OJI Paper Co., Ltd.	288,000	1,693,070
Osaka Gas Co., Ltd.	376,000	1,736,662
Panasonic Corp.	681,000	8,533,179
Seven & I Holdings Co., Ltd.	187,200	6,413,421
Sharp Corp.^	626,000	4,487,684
Shionogi & Co., Ltd.	63,000	1,618,153
Sony Corp.	258,800	5,626,058
Sumitomo Corp.	235,100	2,071,991
Sumitomo Metal Mining Co., Ltd.^	404,000	4,293,945
Sumitomo Mitsui Financial Group, Inc.^†	2,177	9,029,807
Sumitomo Rubber Industries, Inc.	281,000	2,449,081
Suzuki Motor Corp.^	178,200	2,463,652
Takeda Pharmaceutical Co., Ltd.	31,400	1,628,794
Tohoku Electric Power Co., Inc.	78,700	2,130,126
Tokyo Electric Power Co., Inc.	229,900	7,676,182
Toshiba Corp.	1,318,000	5,426,900

	Number of Shares	Value (Note 1)
Tosoh Corp.^	2,873,000	$7,045,942
Toyota Motor Corp.	636,000	20,818,079
West Japan Railway Co.	321	1,460,513
Yamato Kogyo Co., Ltd.	163,400	4,408,255

		409,951,043

Luxembourg (0.5%)
ArcelorMittal S.A.^	327,046	7,882,861

Netherlands (4.9%)
European Aeronautic Defence and Space Co. N.V.^	265,990	4,490,705
ING Groep N.V. (CVA)	733,095	7,663,180
Koninklijke (Royal) KPN N.V.	358,500	5,198,559
Koninklijke Ahold N.V.	419,720	5,158,572
Koninklijke Philips Electronics N.V.^	394,680	7,676,127
Nutreco Holding N.V.	133,000	4,369,724
Reed Elsevier N.V.	276,100	3,253,035
Royal Dutch Shell plc, Class A	991,008	25,865,300
Royal Dutch Shell plc, Class B	306,068	7,702,974
SNS Reaal	860,200	4,733,442
TNT N.V.	83,400	1,601,799

		77,713,417

Norway (1.0%)
StatoilHydro ASA	970,502	15,984,431

Papua New Guinea (0.1%)
Oil Search Ltd.	514,400	1,680,958

Singapore (0.1%)
DBS Group Holdings Ltd.	225,000	1,334,755

Spain (3.6%)
ACS Actividades de Construccion y Servicios S.A.^	37,100	1,705,471
Banco Bilbao Vizcaya Argentaria S.A.^	731,800	8,979,587
Banco Santander S.A.	1,783,889	17,216,545
Repsol YPF S.A.	150,200	3,199,049
Telefonica S.A.	1,154,919	25,888,062

		56,988,714

Sweden (1.7%)
Atlas Copco AB, Class A^	360,546	3,103,663
Nordea Bank AB^	551,400	3,881,390
Svenska Cellulosa AB, Class B	521,100	4,456,191
Svenska Handelsbanken AB, Class A	91,900	1,495,843
Telefonaktiebolaget LM Ericsson, Class B^	934,000	7,163,320
TeliaSonera AB	408,000	2,030,730
Volvo AB, Class B^	755,000	4,171,702

		26,302,839

Switzerland (8.4%)
Actelion Ltd. (Registered)*^	48,180	2,713,561
Credit Suisse Group AG (Registered)	635,114	17,407,994
Julius Baer Holding AG (Registered)	283,724	10,914,215
Nestle S.A. (Registered)	924,463	36,435,468
Novartis AG (Registered)	725,410	36,346,296
Roche Holding AG	52,758	8,121,234
Swiss Reinsurance (Registered)	73,692	3,580,056
Syngenta AG (Registered)	43,207	8,370,518
Xstrata plc	145,530	1,356,722

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Zurich Financial Services AG (Registered)	29,500	$6,403,725

		131,649,789

United Kingdom (19.8%)
3i Group plc	438,919	1,729,144
Arriva plc	547,500	4,759,542
Associated British Foods plc	276,100	2,913,648
AstraZeneca plc	299,561	12,137,801
Aviva plc	621,364	3,517,203
BAE Systems plc	2,560,077	13,953,066
Barclays plc	3,276,400	7,386,389
BG Group plc	1,154,033	16,022,319
BHP Billiton plc	688,944	12,977,551
BP plc	3,567,636	27,336,244
BT Group plc, Class A	936,210	1,839,453
Centrica plc	1,527,900	5,871,243
Compass Group plc	447,320	2,219,787
Drax Group plc	449,400	3,642,975
GlaxoSmithKline plc	1,492,238	27,702,494
HBOS plc	3,410,852	3,461,631
HSBC Holdings plc	2,173,200	20,800,185
ICAP plc	752,445	3,137,955
International Power plc	845,161	2,934,473
Kesa Electricals plc	2,236,620	2,859,846
Lloyds TSB Group plc	1,451,800	2,657,256
Man Group plc	2,292,216	7,911,811
National Grid plc	789,152	7,798,923
Persimmon plc^	—	—
Premier Farnell plc	1,212,700	2,434,376
Reckitt Benckiser Group plc	394,527	14,697,872
Rio Tinto plc	377,838	8,186,548
Royal Bank of Scotland Group plc	5,734,145	4,145,271
RSA Insurance Group plc	1,340,696	2,679,855
Standard Chartered plc	468,941	5,994,617
Tesco plc	3,069,735	15,993,046
Thomas Cook Group plc	2,376,200	6,084,548
Tomkins plc	2,406,200	4,311,226
TUI Travel plc	564,000	1,906,571
Unilever plc	654,226	14,867,614
Vedanta Resources plc	422,230	3,748,785
Vodafone Group plc	14,475,378	29,140,576
Yell Group plc	3,492,710	2,149,268

		311,911,112

United States (0.3%)
News Corp., Class B	525,700	4,984,450

Total Common Stocks (100.5%) (Cost $2,146,110,949)		1,583,820,201

	Number of Rights	Value (Note 1)
RIGHTS:
Belgium (0.0%)
Fortis, expiring 12/30/99*^	—	—

Singapore (0.0%)
DBS Group Holdings Ltd., expiring 1/20/09*	112,500	234,253

United Kingdom (0.0%)
HBOS plc, expiring 1/9/09*	3,410,852	—

	Number of Rights	Value (Note 1)
Lloyds TSB Group plc, expiring 1/9/09*	1,451,800	$—

		—

Total Rights (0.0%) (Cost $—)		234,253

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (18.0%)
Banco de Sabadell S.A.
3.87%, 4/23/09(l)	$25,000,000	24,880,425
Beta Finance, Inc.
0.37%, 5/11/09(l)	9,998,823	9,843,421
Citigroup Funding, Inc.
0.36%, 3/16/09(l)	6,000,000	5,963,088
Comerica Bank
4.77%, 1/12/09(l)	18,001,006	18,001,006
1.06%, 3/16/09(l)	9,999,851	9,748,785
0.62%, 6/19/09(l)	10,000,465	9,560,115
0.63%, 6/19/09(l)	11,999,702	11,471,319
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09(r)(v)	87,597,307	87,597,307
Goldman Sachs Group, Inc.
0.41%, 3/27/09(l)	5,000,000	4,974,415
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09(h)(s)	10,000,000	900,000
MassMutual Global Funding II
0.40%, 3/26/10(l)	10,000,000	9,909,500
MBIA Global Funding LLC
0.36%, 1/23/09(l)	5,000,000	5,000,000
Merrill Lynch & Co., Inc.
1.94%, 5/8/09(l)	12,000,000	11,782,848
0.42%, 6/29/09(l)	10,000,000	9,831,820
Monumental Global Funding II
0.40%, 3/26/10(l)	24,000,000	21,694,488
Wells Fargo & Co.
0.17%, 8/3/09(l)	42,500,000	41,403,755

Total Short-Term Investments of Cash Collateral for Securities Loaned		282,562,292

Time Deposit (0.6%)
JP Morgan Chase Nassau
0.001%, 1/2/09	9,894,049	9,894,049

Total Short-Term Investments (18.6%) (Cost/Amortized Cost $306,991,201)		292,456,341

Total Investments (119.1%) (Cost/Amortized Cost $2,453,102,150)		1,876,510,795
Other Assets Less Liabilities (-19.1%)		(301,536,311)

Net Assets (100%)		$1,574,974,484

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $30,589,771 or 1.9% of net assets) at fair value.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500%—6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% – 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

CVA — Dutch Certification

RNC — Risparmio Non-Convertible Savings Shares

At December 31, 2008 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
Japanese Yen vs. U.S. Dollar, expiring 3/16/09	2,312,952	24,947	$25,552,476	$24,946,902	$605,574
Norwegian Krone vs. U.S. Dollar, expiring 3/16/09	253,707	35,647	36,076,215	35,646,974	429,241
Swedish Krona vs. U.S. Dollar, expiring 3/16/09	353,362	43,003	44,643,565	43,002,726	1,640,839

					$2,675,654

Foreign Currency Sell Contracts
British Pound vs. U.S. Dollar, expiring 3/16/09	38,234	25,880	$38,233,818	$37,154,622	$1,079,196
Canadian Dollar vs. U.S. Dollar, expiring 3/16/09	18,150	22,896	18,149,821	18,549,786	(399,965)
Swiss Franc vs. U.S. Dollar, expiring 3/16/09	70,370	85,004	70,370,463	79,924,782	(9,554,319)

					$(8,875,088)

					$(6,199,434)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$25,395,773	$1,820,525,251	$30,589,771	$1,876,510,795
Other Investments*	—	3,754,850	—	3,754,850

Total	$25,395,773	$1,824,280,101	$30,589,771	$1,880,265,645

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	9,954,284	—	9,954,284

Total	$—	$9,954,284	$—	$9,954,284

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	30,589,771	—

Balance as of 12/31/08	$30,589,771	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$(2,056,432)	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,704,591,197
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,743,218,015

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$60,721,016
Aggregate gross unrealized depreciation	(654,898,084)

Net unrealized depreciation	$(594,177,068)

Federal income tax cost of investments	$2,470,687,863

At December 31, 2008, the Portfolio had loaned securities with a total value of $279,167,241. This was secured by collateral of $297,097,154 which was received as cash and subsequently invested in short-term investments currently valued at $282,562,292, as reported in the portfolio of investments.

For the year ended December 31, 2008, the Portfolio incurred approximately $1,931 as brokerage commissions with Exane S.A., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $123,449,981 of which $12,792,555 expires in the year 2010, and $110,657,426 expires in the year 2016. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (14.7%)
Auto Components (0.2%)
ArvinMeritor, Inc.^	35,300	$100,605
Cooper Tire & Rubber Co.	27,800	171,248
Dorman Products, Inc.*	9,200	121,440
Drew Industries, Inc.*^	9,300	111,600
Exide Technologies, Inc.*^	35,500	187,795
Fuel Systems Solutions, Inc.*^	5,700	186,732
Lear Corp.*	46,400	65,424
Modine Manufacturing Co.^	25,700	125,159
Raser Technologies, Inc.*^	27,000	100,710
Superior Industries International, Inc.^	10,900	114,668

		1,285,381

Automobiles (0.0%)
Winnebago Industries, Inc.^	17,200	103,716

Distributors (0.0%)
Audiovox Corp., Class A*	17,800	89,178
Core-Mark Holding Co., Inc.*	5,200	111,904

		201,082

Diversified Consumer Services (3.1%)
American Public Education, Inc.*	5,200	193,388
Capella Education Co.*^	35,500	2,085,980
Coinstar, Inc.*	13,200	257,532
Corinthian Colleges, Inc.*^	362,400	5,932,488
Grand Canyon Education, Inc.*	6,200	116,436
ITT Educational Services, Inc.*^	58,400	5,546,832
Jackson Hewitt Tax Service, Inc.^	13,400	210,246
K12, Inc.*^	5,000	93,750
Learning Tree International, Inc.*	9,900	84,348
Lincoln Educational Services Corp.*	6,400	84,800
Matthews International Corp., Class A^	14,700	539,196
Pre-Paid Legal Services, Inc.*	3,800	141,702
Princeton Review, Inc.*	21,100	104,023
Regis Corp.	20,300	294,959
Sotheby’s, Inc.	31,800	282,702
Steiner Leisure Ltd.*	7,700	227,304
Stewart Enterprises, Inc., Class A^	39,400	118,594
Strayer Education, Inc.	25,600	5,488,896
Universal Technical Institute, Inc.*^	10,200	175,134

		21,978,310

Hotels, Restaurants & Leisure (2.6%)
Ambassadors Group, Inc.	10,800	99,360
Ameristar Casinos, Inc.	16,300	140,832
Bally Technologies, Inc.*^	25,800	619,974
BJ’s Restaurants, Inc.*^	11,400	122,778
Bob Evans Farms, Inc.	14,600	298,278
Buffalo Wild Wings, Inc.*^	8,400	215,460
California Pizza Kitchen, Inc.*^	14,400	154,368
CEC Entertainment, Inc.*	9,500	230,375
Cheesecake Factory, Inc.*	28,200	284,820
Churchill Downs, Inc.	4,500	181,890
CKE Restaurants, Inc.	24,700	214,396
Cracker Barrel Old Country Store, Inc.^	10,400	214,136
Denny’s Corp.*	56,500	112,435
DineEquity, Inc.^	10,500	121,380
Domino’s Pizza, Inc.*	28,500	134,235
Gaylord Entertainment Co.*^	19,300	209,212
Jack in the Box, Inc.*^	27,700	611,893

	Number of Shares	Value (Note 1)
Krispy Kreme Doughnuts, Inc.*	34,800	$58,464
Landry’s Restaurants, Inc.	8,100	93,960
Life Time Fitness, Inc.*^	16,400	212,380
Marcus Corp.	9,500	154,185
Orient-Express Hotels Ltd., Class A^	159,600	1,222,536
P.F. Chang’s China Bistro, Inc.*	11,400	238,716
Panera Bread Co., Class A*^	122,200	6,383,728
Papa John’s International, Inc.*	10,300	189,829
Peet’s Coffee & Tea, Inc.*	6,600	153,450
Pinnacle Entertainment, Inc.*	28,300	217,344
Red Robin Gourmet Burgers, Inc.*^	182,300	3,068,109
Shuffle Master, Inc.*	28,000	138,880
Sonic Corp.*^	28,300	344,411
Speedway Motorsports, Inc.	7,700	124,047
Texas Roadhouse, Inc., Class A*^	24,700	191,425
Vail Resorts, Inc.*^	14,800	393,680
Wendy’s/Arby’s Group, Inc., Class A	187,000	923,780
WMS Industries, Inc.*^	20,700	556,830

		18,631,576

Household Durables (0.4%)
American Greetings Corp., Class A	21,400	161,998
Blyth, Inc.	14,000	109,760
Cavco Industries, Inc.*	3,500	94,115
CSS Industries, Inc.	4,100	72,734
Ethan Allen Interiors, Inc.^	11,600	166,692
Helen of Troy Ltd.*^	14,200	246,512
Hovnanian Enterprises, Inc., Class A*^	40,200	69,144
iRobot Corp.*	10,200	92,106
La-Z-Boy, Inc.^	27,400	59,458
Meritage Homes Corp.*	14,500	176,465
National Presto Industries, Inc.	2,100	161,700
Palm Harbor Homes, Inc.*^	11,800	58,764
Ryland Group, Inc.	20,000	353,400
Sealy Corp.^	39,600	99,396
Skyline Corp.^	4,900	97,951
Standard Pacific Corp.*^	61,700	109,826
Tempur-Pedic International, Inc.^	35,200	249,568
Tupperware Brands Corp.	29,200	662,840
Universal Electronics, Inc.*^	6,700	108,674

		3,151,103

Internet & Catalog Retail (1.2%)
1-800-FLOWERS.COM, Inc., Class A*	30,000	114,600
Blue Nile, Inc.*^	6,300	154,287
Netflix, Inc.*^	243,200	7,269,248
NutriSystem, Inc.^	14,400	210,096
Orbitz Worldwide, Inc.*	36,000	139,680
Overstock.com, Inc.*^	12,700	136,906
PetMed Express, Inc.*	11,200	197,456
Shutterfly, Inc.*	13,500	94,365
Stamps.com, Inc.*	11,000	108,130

		8,424,768

Leisure Equipment & Products (0.3%)
Brunswick Corp.^	41,300	173,873
Callaway Golf Co.	31,300	290,777
JAKKS Pacific, Inc.*	12,900	266,127
Leapfrog Enterprises, Inc.*	24,600	86,100
Marine Products Corp.^	20,000	112,400
Polaris Industries, Inc.^	15,500	444,075
Pool Corp.	22,500	404,325
RC2 Corp.*	9,600	102,432

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Steinway Musical Instruments*	5,200	$91,052

		1,971,161

Media (1.3%)
Arbitron, Inc.	12,900	171,312
Belo Corp., Class A	58,000	90,480
Cinemark Holdings, Inc.	14,100	104,763
CKX, Inc.*	28,500	104,595
Cox Radio, Inc., Class A*^	19,700	118,397
Crown Media Holdings, Inc., Class A*	46,000	131,100
Fisher Communications, Inc.	4,600	94,944
Global Sources Ltd.*	15,600	85,020
Harte-Hanks, Inc.	17,300	107,952
Interactive Data Corp.	17,300	426,618
Knology, Inc.*	20,900	107,844
Live Nation, Inc.*^	35,700	204,918
Martha Stewart Living Omnimedia, Inc., Class A*^	27,300	70,980
Marvel Entertainment, Inc.*^	23,100	710,325
Mediacom Communications Corp., Class A*	43,200	185,760
National CineMedia, Inc.^	557,200	5,650,008
RCN Corp.*	17,800	105,020
Scholastic Corp.	11,300	153,454
Sinclair Broadcast Group, Inc., Class A^	40,800	126,480
Value Line, Inc.	3,200	110,464
World Wrestling Entertainment, Inc., Class A	10,000	110,800

		8,971,234

Multiline Retail (0.6%)
99 Cents Only Stores*^	22,100	241,553
Dillard’s, Inc., Class A^	31,100	123,467
Dollar Tree, Inc.*	80,800	3,377,440
Fred’s, Inc., Class A^	18,800	202,288

		3,944,748

Specialty Retail (3.6%)
Aaron Rents, Inc.	21,400	569,668
Aeropostale, Inc.*	31,500	507,150
American Eagle Outfitters, Inc.	424,000	3,968,640
Asbury Automotive Group, Inc.^	23,700	108,309
bebe stores, Inc.^	18,100	135,207
Blockbuster, Inc., Class A*	92,900	117,054
Brown Shoe Co., Inc.	20,000	169,400
Buckle, Inc.	10,900	237,838
Cabela’s, Inc.*	18,500	107,855
Cato Corp., Class A	13,000	196,300
Charming Shoppes, Inc.*	53,700	131,028
Chico’s FAS, Inc.*^	83,200	347,776
Childrens Place Retail Stores, Inc.*^	11,000	238,480
Collective Brands, Inc.*	30,100	352,772
Dick’s Sporting Goods, Inc.*^	236,100	3,331,371
Dress Barn, Inc.*^	21,200	227,688
DSW, Inc., Class A*^	10,800	134,568
Finish Line, Inc., Class A	20,800	116,480
Genesco, Inc.*	9,000	152,280
Group 1 Automotive, Inc.^	13,800	148,626
Gymboree Corp.*^	13,400	349,606
Haverty Furniture Cos, Inc.^	10,300	96,099
hhgregg, Inc.*	13,500	117,180
Hibbett Sports, Inc.*^	352,000	5,529,920
HOT Topic, Inc.*	20,600	190,962
J. Crew Group, Inc.*^	20,000	244,000
Jo-Ann Stores, Inc.*^	12,000	185,880
Jos. A. Bank Clothiers, Inc.*^	8,600	224,890

	Number of Shares	Value (Note 1)
Lumber Liquidators, Inc.*	10,500	$110,880
Men’s Wearhouse, Inc.^	24,300	329,022
Midas, Inc.*	11,400	119,586
Monro Muffler, Inc.	7,700	196,350
PEP Boys-Manny, Moe & Jack^	27,800	114,814
Rent-A-Center, Inc.*	31,500	555,975
Ross Stores, Inc.	141,200	4,197,876
Sally Beauty Holdings, Inc.*^	44,500	253,205
Shoe Carnival, Inc.*	9,700	92,635
Stage Stores, Inc.^	18,900	155,925
Syms Corp.*^	10,200	90,576
Systemax, Inc.^	9,900	106,623
Tractor Supply Co.*^	15,700	567,398
Ulta Salon Cosmetics & Fragrance, Inc.*	11,600	96,048
Wet Seal, Inc., Class A*	43,400	128,898
Zale Corp.*^	15,100	50,283
Zumiez, Inc.*^	12,000	89,400

		25,492,521

Textiles, Apparel & Luxury Goods (1.4%)
American Apparel, Inc.*^	29,100	57,909
Carter’s, Inc.*^	271,800	5,234,868
Cherokee, Inc.^	6,200	107,570
Columbia Sportswear Co.^	5,800	205,146
Deckers Outdoor Corp.*^	6,100	487,207
FGX International Holdings Ltd.*	9,800	134,652
Fossil, Inc.*^	21,400	357,380
G-III Apparel Group Ltd.*^	11,600	74,124
Iconix Brand Group, Inc.*	27,200	266,016
Kenneth Cole Productions, Inc., Class A	13,600	96,288
K-Swiss, Inc., Class A	12,200	139,080
Lululemon Athletica, Inc.*^	10,400	82,472
Maidenform Brands, Inc.*	12,300	124,845
Movado Group, Inc.	7,700	72,303
Quiksilver, Inc.*	97,100	178,664
Skechers U.S.A., Inc., Class A*^	15,500	198,710
Steven Madden Ltd.*	8,300	176,956
Timberland Co., Class A*	22,500	259,875
True Religion Apparel, Inc.*	8,000	99,520
Under Armour, Inc., Class A*	15,500	369,520
Unifi, Inc.*^	23,300	65,706
UniFirst Corp.	6,800	201,892
Volcom, Inc.*^	11,900	129,710
Warnaco Group, Inc.*	21,500	422,045
Weyco Group, Inc.^	3,400	112,370
Wolverine World Wide, Inc.	23,500	494,440

		10,149,268

Total Consumer Discretionary		104,304,868

Consumer Staples (2.0%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*^	4,000	113,600
Coca-Cola Bottling Co. Consolidated	2,200	101,112
National Beverage Corp.*	11,500	103,500

		318,212

Food & Staples Retailing (0.5%)
Andersons, Inc.^	8,500	140,080
Arden Group, Inc., Class A	700	88,200
Casey’s General Stores, Inc.	23,900	544,203
Great Atlantic & Pacific Tea Co., Inc.*^	22,900	143,583
Ingles Markets, Inc., Class A	7,100	124,889
Nash Finch Co.	6,000	269,340

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Pantry, Inc.*	10,500	$225,225
Pricesmart, Inc.	7,300	150,818
Ruddick Corp.^	19,800	547,470
Spartan Stores, Inc.^	10,300	239,475
Susser Holdings Corp.*	8,300	110,307
United Natural Foods, Inc.*^	20,200	359,964
Village Super Market, Inc., Class A^	2,000	114,780
Weis Markets, Inc.	5,200	174,876
Winn-Dixie Stores, Inc.*	25,500	410,550

		3,643,760

Food Products (1.0%)
Alico, Inc.^	3,600	147,564
American Dairy, Inc.*	6,000	90,240
B&G Foods, Inc., Class A	18,600	100,440
Cal-Maine Foods, Inc.^	6,100	175,070
Chiquita Brands International, Inc.*	20,400	301,512
Darling International, Inc.*	38,400	210,816
Diamond Foods, Inc.^	7,600	153,140
Farmer Bros Co.	4,200	104,748
Flowers Foods, Inc.	36,500	889,140
Fresh Del Monte Produce, Inc.*^	19,800	443,916
Green Mountain Coffee Roasters, Inc.*	8,100	313,470
Hain Celestial Group, Inc.*^	19,100	364,619
Imperial Sugar Co.^	6,400	91,776
J&J Snack Foods Corp.^	6,700	240,396
Lancaster Colony Corp.	9,500	325,850
Lance, Inc.	12,800	293,632
Ralcorp Holdings, Inc.*	26,500	1,547,600
Sanderson Farms, Inc.^	9,600	331,776
Smart Balance, Inc.*	29,500	200,600
Synutra International, Inc.*	8,700	95,874
Tootsie Roll Industries, Inc.^	11,200	286,832
TreeHouse Foods, Inc.*	14,700	400,428
Zhongpin, Inc.*^	10,700	128,400

		7,237,839

Household Products (0.1%)
Central Garden & Pet Co., Class A*	34,800	205,320
WD-40 Co.	7,700	217,833

		423,153

Personal Products (0.2%)
American Oriental Bioengineering, Inc.*^	29,100	197,589
Chattem, Inc.*^	8,100	579,393
China Sky One Medical, Inc.*	6,900	110,331
Elizabeth Arden, Inc.*	11,500	145,015
Nu Skin Enterprises, Inc., Class A^	23,400	244,062
Prestige Brands Holdings, Inc.*	15,900	167,745
USANA Health Sciences, Inc.*^	3,300	112,992

		1,557,127

Tobacco (0.1%)
Alliance One International, Inc.*	41,900	123,186
Star Scientific, Inc.*^	43,200	165,456
Universal Corp.^	12,000	358,440
Vector Group Ltd.^	15,500	211,110

		858,192

Total Consumer Staples		14,038,283

Energy (6.1%)
Energy Equipment & Services (2.4%)
Allis-Chalmers Energy, Inc.*	16,900	92,950
Basic Energy Services, Inc.*	19,500	254,280
Bristow Group, Inc.*^	11,400	305,406
Bronco Drilling Co., Inc.*^	18,200	117,572

	Number of Shares	Value (Note 1)
Cal Dive International, Inc.*^	20,800	$135,408
CARBO Ceramics, Inc.^	9,700	344,641
Complete Production Services, Inc.*	378,100	3,081,515
Dawson Geophysical Co.*	5,100	90,831
Dril-Quip, Inc.*^	72,200	1,480,822
FMC Technologies, Inc.*^	74,200	1,768,186
Gulf Island Fabrication, Inc.^	7,500	108,075
GulfMark Offshore, Inc.*	10,600	252,174
Hornbeck Offshore Services, Inc.*	10,900	178,106
ION Geophysical Corp.*^	39,900	136,857
Lufkin Industries, Inc.	7,000	241,500
Matrix Service Co.*	15,100	115,817
NATCO Group, Inc., Class A*^	9,400	142,692
Newpark Resources, Inc.*	42,400	156,880
Oceaneering International, Inc.*^	104,300	3,039,302
Parker Drilling Co.*	53,300	154,570
PHI, Inc.*	9,500	133,095
Pioneer Drilling Co.*	23,500	130,895
Precision Drilling Trust	14,334	120,265
RPC, Inc.^	13,700	133,712
Superior Energy Services, Inc.*^	183,100	2,916,783
Superior Well Services, Inc.*	9,100	91,000
T-3 Energy Services, Inc.*	7,600	71,744
Tesco Corp.*^	125,000	892,500
Union Drilling, Inc.*	18,800	97,572
Willbros Group, Inc.*^	18,300	155,001

		16,940,151

Oil, Gas & Consumable Fuels (3.7%)
Alon USA Energy, Inc.^	11,400	104,310
APCO Argentina, Inc.	3,600	95,868
Approach Resources, Inc.*	10,800	78,948
Arena Resources, Inc.*^	17,900	502,811
Atlas America, Inc.	16,300	242,055
ATP Oil & Gas Corp.*^	20,100	117,585
Berry Petroleum Co., Class A^	20,100	151,956
Bill Barrett Corp.*^	120,390	2,543,841
BPZ Resources, Inc.*^	28,300	181,120
Brigham Exploration Co.*^	32,700	104,640
Callon Petroleum Co.*^	17,700	46,020
Carrizo Oil & Gas, Inc.*	12,900	207,690
Cheniere Energy, Inc.*^	33,500	95,475
Clayton Williams Energy, Inc.*	2,500	113,600
Clean Energy Fuels Corp.*^	21,500	129,860
Comstock Resources, Inc.*^	21,500	1,015,875
Concho Resources, Inc.*^	102,200	2,332,204
Contango Oil & Gas Co.*^	6,200	349,060
Crosstex Energy, Inc.	30,300	118,170
CVR Energy, Inc.*^	28,300	113,200
Delek U.S. Holdings, Inc.	22,400	118,496
Delta Petroleum Corp.*^	29,300	139,468
DHT Maritime, Inc.^	19,500	108,030
Energy XXI Bermuda Ltd.	192,900	152,391
EXCO Resources, Inc.*	70,400	637,824
Forest Oil Corp.*^	89,400	1,474,206
General Maritime Corp.^	27,984	302,227
GMX Resources, Inc.*^	7,900	200,028
Golar LNG Ltd.^	18,300	123,708
Goodrich Petroleum Corp.*^	10,600	317,470
Gran Tierra Energy, Inc.*	104,300	292,040
Gulfport Energy Corp.*^	25,000	98,750
Harvest Natural Resources, Inc.*^	16,600	71,380
International Coal Group, Inc.*	60,000	138,000
James River Coal Co.*	14,400	220,752
Knightsbridge Tankers Ltd.	8,100	118,665

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
McMoRan Exploration Co.*	28,300	$277,340
Newfield Exploration Co.*^	143,000	2,824,250
Nordic American Tanker Shipping Ltd.^	16,200	546,750
Oilsands Quest, Inc.*	90,900	66,357
Panhandle Oil and Gas, Inc., Class A^	5,400	97,200
Penn Virginia Corp.^	106,700	2,772,066
Petroleum Development Corp.*	7,000	168,490
PetroQuest Energy, Inc.*^	20,500	138,580
PrimeEnergy Corp.*	1,900	98,705
Range Resources Corp.	123,100	4,233,409
Rex Energy Corp.*^	44,900	132,006
Rosetta Resources, Inc.*	24,300	172,044
Ship Finance International Ltd.^	19,900	219,895
Stone Energy Corp.*	14,900	164,198
Swift Energy Co.*	14,400	242,064
USEC, Inc.*^	52,400	235,276
VAALCO Energy, Inc.*	27,900	207,576
Venoco, Inc.*	33,100	89,701
Warren Resources, Inc.*	29,900	59,501
Western Refining, Inc.^	14,100	109,416
World Fuel Services Corp.	13,600	503,200

		26,515,747

Total Energy		43,455,898

Financials (15.0%)
Capital Markets (4.2%)
Affiliated Managers Group, Inc.*^	87,300	3,659,616
Apollo Investment Corp.	67,100	624,701
Ares Capital Corp.^	45,800	289,914
BGC Partners, Inc., Class A	32,100	88,596
BlackRock Kelso Capital Corp.	11,600	114,376
Broadpoint Securities Group, Inc.*^	48,000	142,560
Capital Southwest Corp.	1,400	151,424
Cohen & Steers, Inc.	9,900	108,801
Epoch Holding Corp.^	11,200	85,008
FBR Capital Markets Corp.*	21,400	104,004
GAMCO Investors, Inc., Class A	3,600	98,352
GFI Group, Inc.	31,200	110,448
Gladstone Capital Corp.	11,900	96,271
Greenhill & Co., Inc.^	85,600	5,972,312
Hercules Technology Growth Capital, Inc.	17,300	137,016
KBW, Inc.*^	176,300	4,054,900
Knight Capital Group, Inc., Class A*	44,300	715,445
LaBranche & Co., Inc.*	26,300	125,977
Ladenburg Thalmann Financial Services, Inc.*	88,200	63,504
Lazard Ltd., Class A^	191,600	5,698,184
MVC Capital, Inc.	11,500	126,155
NGP Capital Resources Co.	10,400	87,048
optionsXpress Holdings, Inc.	115,090	1,537,602
Piper Jaffray Cos., Inc.*^	8,800	349,888
Prospect Capital Corp.	12,400	148,428
Pzena Investment Management, Inc., Class A^	29,500	124,490
Riskmetrics Group, Inc.*^	10,100	150,389
Sanders Morris Harris Group, Inc.	17,200	103,028
Stifel Financial Corp.*^	99,900	4,580,415
SWS Group, Inc.^	11,500	217,925
thinkorswim Group, Inc.*^	24,500	137,690
TradeStation Group, Inc.*^	15,200	98,040

	Number of Shares	Value (Note 1)
Westwood Holdings Group, Inc.	2,900	$82,389

		30,184,896

Commercial Banks (4.1%)
1st Source Corp.	7,000	165,410
Ames National Corp.	3,600	95,544
Arrow Financial Corp.^	4,300	108,102
BancFirst Corp.^	3,500	185,220
Banco Latinoamericano de Exportaciones S.A., Class E	12,900	185,244
BancTrust Financial Group, Inc.^	8,300	122,508
Bank of the Ozarks, Inc.^	5,800	171,912
Banner Corp.^	9,400	88,454
Boston Private Financial Holdings, Inc.	25,700	175,788
Bryn Mawr Bank Corp.	5,200	104,520
Camden National Corp.	3,600	97,128
Capital City Bank Group, Inc.^	5,600	152,544
Cascade Bancorp^	13,200	89,100
Cathay General Bancorp^	23,300	553,375
Centerstate Banks of Florida, Inc.^	5,800	98,542
Central Pacific Financial Corp.^	13,500	135,540
Chemical Financial Corp.^	11,200	312,256
Citizens & Northern Corp.	4,200	82,950
Citizens Republic Bancorp, Inc.^	59,400	177,012
City Holding Co.	7,600	264,328
CoBiz Financial, Inc.^	8,900	86,686
Colonial BancGroup, Inc.^	95,200	197,064
Columbia Banking System, Inc.^	9,800	116,914
Community Bank System, Inc.^	15,400	375,606
Community Trust Bancorp, Inc.	7,100	260,925
CVB Financial Corp.^	31,200	371,280
East West Bancorp, Inc.^	29,900	477,503
Enterprise Financial Services Corp.	6,100	92,964
Financial Institutions, Inc.	6,300	90,405
First Bancorp/North Carolina^	6,800	124,780
First Bancorp/Puerto Rico^	33,500	373,190
First Busey Corp.^	12,000	218,880
First Commonwealth Financial Corp.^	40,300	498,914
First Community Bancshares, Inc./Virginia^	4,300	149,941
First Financial Bancorp	17,700	219,303
First Financial Bankshares, Inc.^	9,800	541,058
First Financial Corp./Indiana^	5,300	217,247
First Merchants Corp.	8,600	191,006
First Midwest Bancorp, Inc./Illinois^	22,900	457,313
FirstMerit Corp.^	38,100	784,479
FNB Corp./Pennsylvania^	40,600	535,920
Frontier Financial Corp.^	30,900	134,724
Glacier Bancorp, Inc.^	28,800	547,776
Green Bankshares, Inc.^	6,156	83,358
Hancock Holding Co.	12,100	550,066
Harleysville National Corp.	20,300	293,132
Heartland Financial USA, Inc.^	6,200	127,658
Heritage Commerce Corp.^	7,900	88,796
Home Bancshares, Inc./Arkansas	6,200	167,090
IBERIABANK Corp.	7,500	360,000
Independent Bank Corp./Massachusetts	7,700	201,432
International Bancshares Corp.	24,100	526,103
Investors Bancorp, Inc.*	20,800	279,344
Lakeland Bancorp, Inc.	10,000	112,600
Lakeland Financial Corp.^	5,800	138,156
MainSource Financial Group, Inc.^	9,500	147,250
MB Financial, Inc.^	16,400	458,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Nara Bancorp, Inc.^	11,500	$113,045
National Penn Bancshares, Inc.^	37,500	544,125
NBT Bancorp, Inc.^	15,100	422,196
Northfield Bancorp, Inc.^	9,300	104,625
Old National Bancorp/Indiana	31,200	566,592
Old Second Bancorp, Inc.^	7,000	81,200
Oriental Financial Group, Inc.	15,300	92,565
Pacific Capital Bancorp N.A.^	21,700	366,296
PacWest Bancorp	11,500	309,350
Park National Corp.^	5,200	373,100
Peapack Gladstone Financial Corp.	3,900	103,896
Pennsylvania Commerce Bancorp, Inc.*	3,400	90,644
Peoples Bancorp, Inc./Ohio	5,300	101,389
Pinnacle Financial Partners, Inc.*^	10,700	318,967
Premierwest Bancorp^	13,300	88,977
PrivateBancorp, Inc.^	10,100	327,846
Prosperity Bancshares, Inc.	18,500	547,415
Provident Bankshares Corp.^	15,600	150,696
Renasant Corp.^	9,900	168,597
Republic Bancorp, Inc./Kentucky, Class A^	4,400	119,680
S&T Bancorp, Inc.^	11,200	397,600
Sandy Spring Bancorp, Inc.^	7,700	168,091
Santander BanCorp	9,800	122,402
SCBT Financial Corp.	4,800	165,600
Shore Bancshares, Inc.	4,400	105,556
Sierra Bancorp	6,000	126,000
Signature Bank/New York*	16,600	476,254
Simmons First National Corp., Class A	6,600	194,502
Smithtown Bancorp, Inc.^	4,800	76,944
South Financial Group, Inc.^	34,300	148,176
Southside Bancshares, Inc.	5,700	133,950
Southwest Bancorp, Inc./Oklahoma	6,900	89,424
State Bancorp, Inc./New York	8,300	80,842
StellarOne Corp.^	10,600	179,140
Sterling Bancorp/New York^	8,500	119,255
Sterling Bancshares, Inc./Texas	34,500	209,760
Sterling Financial Corp./Washington^	24,500	215,600
Suffolk Bancorp^	4,500	161,685
Sun Bancorp, Inc./New Jersey*	11,500	86,135
Susquehanna Bancshares, Inc.^	40,500	644,355
SVB Financial Group*	14,100	369,843
SY Bancorp, Inc.	6,300	173,250
Texas Capital Bancshares, Inc.*^	13,000	173,680
Tompkins Financial Corp.^	2,700	156,465
TowneBank/Virginia^	9,800	242,942
Trico Bancshares^	6,500	162,305
Trustmark Corp.	23,300	503,047
UCBH Holdings, Inc.^	52,100	358,448
UMB Financial Corp.	14,600	717,444
Umpqua Holdings Corp.^	28,300	409,501
Union Bankshares Corp./Virginia^	6,400	158,720
United Bankshares, Inc.^	17,900	594,638
United Community Banks, Inc./Georgia^	19,247	261,373
Univest Corp. of Pennsylvania	6,100	196,054
Washington Trust Bancorp, Inc.^	5,400	106,650
WesBanco, Inc.	12,500	340,125
West Bancorp., Inc.^	8,200	100,450
Westamerica Bancorp	13,700	700,755
Western Alliance Bancorp*	9,000	90,810
Wilshire Bancorp, Inc.^	14,500	131,660
Wintrust Financial Corp.	11,100	228,327

	Number of Shares	Value (Note 1)
Yadkin Valley Financial Corp.^	6,400	$91,200

		29,122,879

Consumer Finance (0.2%)
Advanta Corp., Class B^	27,600	57,684
Cash America International, Inc.	13,700	374,695
CompuCredit Corp.*^	29,600	163,688
Credit Acceptance Corp.*^	6,400	87,680
Dollar Financial Corp.*^	12,800	131,840
EZCORP, Inc., Class A*	18,100	275,301
First Cash Financial Services, Inc.*	9,400	179,164
Nelnet, Inc., Class A	9,400	134,702
World Acceptance Corp.*^	7,700	152,152

		1,556,906

Diversified Financial Services (0.3%)
Asset Acceptance Capital Corp.*	17,300	88,403
Compass Diversified Holdings	11,300	127,125
Encore Capital Group, Inc.*	12,200	87,840
Fifth Street Finance Corp.	12,600	95,130
Financial Federal Corp.^	12,000	279,240
Interactive Brokers Group, Inc., Class A*	19,100	341,699
Life Partners Holdings, Inc.^	3,200	139,648
MarketAxess Holdings, Inc.*^	15,900	129,744
PHH Corp.*^	25,500	324,615
PICO Holdings, Inc.*	7,600	202,008
Portfolio Recovery Associates, Inc.*^	7,200	243,648

		2,059,100

Insurance (2.3%)
Ambac Financial Group, Inc.^	135,300	175,890
American Equity Investment Life Holding Co.^	25,800	180,600
American Physicians Capital, Inc.	4,000	192,400
Amerisafe, Inc.*	8,900	182,717
Amtrust Financial Services, Inc.	12,200	141,520
Argo Group International Holdings Ltd.*	14,500	491,840
Aspen Insurance Holdings Ltd.	40,300	977,275
Assured Guaranty Ltd.^	26,300	299,820
Baldwin & Lyons, Inc., Class B	5,200	94,588
Castlepoint Holdings Ltd.	15,800	214,248
Citizens, Inc./Texas*^	17,600	170,720
CNA Surety Corp.*	7,900	151,680
Crawford & Co., Class B*^	11,400	165,756
Delphi Financial Group, Inc., Class A^	19,500	359,580
Donegal Group, Inc., Class A	6,000	100,620
eHealth, Inc.*^	11,800	156,704
EMC Insurance Group, Inc.	3,900	100,035
Employers Holdings, Inc.	23,300	384,450
Enstar Group, Ltd.*	2,600	153,764
FBL Financial Group, Inc., Class A^	500	7,725
First Acceptance Corp.*	34,800	100,920
First Mercury Financial Corp.*	8,700	124,062
Flagstone Reinsurance Holdings Ltd.	14,200	138,734
FPIC Insurance Group, Inc.*	3,900	170,742
Greenlight Capital Reinsurance Ltd., Class A*	13,600	176,664
Hallmark Financial Services*	12,100	106,117
Harleysville Group, Inc.^	6,200	215,326
Hilltop Holdings, Inc.*	21,200	206,488
Horace Mann Educators Corp.	19,200	176,448
Infinity Property & Casualty Corp.^	7,200	336,456
IPC Holdings Ltd.	23,600	705,640
Kansas City Life Insurance Co.^	2,300	99,705

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Maiden Holdings Ltd.^	25,000	$78,250
Max Capital Group Ltd.	26,600	470,820
Meadowbrook Insurance Group, Inc.	26,200	168,728
Montpelier Reinsurance Holdings Ltd.^	44,000	738,760
National Interstate Corp.^	4,600	82,202
National Western Life Insurance Co., Class A	1,100	186,087
Navigators Group, Inc.*	6,200	340,442
Odyssey Reinsurance Holdings Corp.	11,400	590,634
Phoenix Cos., Inc.	53,900	176,253
Platinum Underwriters Holdings Ltd.	23,100	833,448
PMA Capital Corp., Class A*	21,000	148,680
Presidential Life Corp.	12,400	122,636
ProAssurance Corp.*	15,100	796,978
RLI Corp.^	8,800	538,208
Safety Insurance Group, Inc.	7,700	293,062
SeaBright Insurance Holdings, Inc.*	10,000	117,400
Selective Insurance Group, Inc.	25,100	575,543
State Auto Financial Corp.	6,700	201,402
Stewart Information Services Corp.	11,500	270,135
Tower Group, Inc.^	9,500	267,995
United America Indemnity Ltd., Class A*	8,700	111,447
United Fire & Casualty Co.	10,700	332,449
Validus Holdings Ltd.	30,400	795,264
Zenith National Insurance Corp.^	17,500	552,475

		16,048,532

Real Estate Investment Trusts (REITs) (2.9%)
Acadia Realty Trust (REIT)^	15,200	216,904
Alexander’s, Inc. (REIT)	900	229,410
American Campus Communities, Inc. (REIT)^	20,000	409,600
American Capital Agency Corp. (REIT)^	4,900	104,664
Anthracite Capital, Inc. (REIT)^	33,200	74,036
Anworth Mortgage Asset Corp. (REIT)	38,900	250,127
Ashford Hospitality Trust, Inc. (REIT)^	72,600	83,490
Associated Estates Realty Corp. (REIT)	11,400	104,082
BioMed Realty Trust, Inc. (REIT)^	37,900	444,188
Capstead Mortgage Corp. (REIT)	26,600	286,482
Care Investment Trust, Inc. (REIT)	10,800	84,132
Cedar Shopping Centers, Inc. (REIT)	20,500	145,140
Chimera Investment Corp. (REIT)	65,130	224,699
Cogdell Spencer, Inc. (REIT)	10,500	98,280
Colonial Properties Trust (REIT)	22,400	186,592
Corporate Office Properties Trust SBI/Maryland (REIT)^	19,800	607,860
Cousins Properties, Inc. (REIT)^	20,500	283,925
DCT Industrial Trust, Inc. (REIT)^	81,000	409,860
DiamondRock Hospitality Co. (REIT)	44,700	226,629
EastGroup Properties, Inc. (REIT)^	11,700	416,286
Entertainment Properties Trust (REIT)^	15,500	461,900
Equity Lifestyle Properties, Inc. (REIT)^	9,600	368,256
Equity One, Inc. (REIT)^	15,200	269,040
Extra Space Storage, Inc. (REIT)^	37,500	387,000
First Industrial Realty Trust, Inc. (REIT)	20,900	157,795
First Potomac Realty Trust (REIT)^	13,200	122,760

	Number of Shares	Value (Note 1)
Franklin Street Properties Corp. (REIT)	27,900	$411,525
Getty Realty Corp. (REIT)	8,200	172,692
Glimcher Realty Trust (REIT)	28,200	79,242
Hatteras Financial Corp. (REIT)	5,400	143,640
Healthcare Realty Trust, Inc. (REIT)^	27,700	650,396
Highwoods Properties, Inc. (REIT)	30,000	820,800
Home Properties, Inc. (REIT)	14,900	604,940
Inland Real Estate Corp. (REIT)^	27,000	350,460
Investors Real Estate Trust (REIT)^	27,100	290,241
Kite Realty Group Trust (REIT)^	24,400	135,664
LaSalle Hotel Properties (REIT)^	18,900	208,845
Lexington Realty Trust (REIT)	35,700	178,500
LTC Properties, Inc. (REIT)	10,900	221,052
Medical Properties Trust, Inc. (REIT)^	31,300	197,503
MFA Financial, Inc. (REIT)	93,300	549,537
Mid-America Apartment Communities, Inc. (REIT)	12,400	460,784
Mission West Properties, Inc. (REIT)	12,400	94,860
Monmouth Real Estate Investment Corp. (REIT), Class A	13,100	91,700
National Health Investors, Inc. (REIT)	10,500	288,015
National Retail Properties,Inc. (REIT)	36,900	634,311
NorthStar Realty Finance Corp. (REIT)^	30,900	120,819
Omega Healthcare Investors, Inc. (REIT)	38,600	616,442
Parkway Properties, Inc./Maryland (REIT)	7,200	129,600
Pennsylvania Real Estate Investment Trust (REIT)^	21,200	157,940
Post Properties, Inc. (REIT)^	20,800	343,200
Potlatch Corp. (REIT)	18,600	483,786
PS Business Parks, Inc. (REIT)	7,100	317,086
RAIT Financial Trust (REIT)^	47,700	124,020
Realty Income Corp. (REIT)^	47,800	1,106,570
Redwood Trust, Inc. (REIT)^	15,500	231,105
Saul Centers, Inc. (REIT)	4,500	177,750
Senior Housing Properties Trust (REIT)	54,000	967,680
Sovran Self Storage, Inc. (REIT)^	10,300	370,800
Sun Communities, Inc. (REIT)	9,700	135,800
Sunstone Hotel Investors, Inc. (REIT)^	28,000	173,320
Tanger Factory Outlet Centers (REIT)^	14,900	560,538
Universal Health Realty Income Trust (REIT)	5,600	184,296
Urstadt Biddle Properties, Inc. (REIT), Class A	9,800	156,114
U-Store-It Trust (REIT)^	23,400	104,130
Washington Real Estate Investment Trust (REIT)^	24,700	699,010
Winthrop Realty Trust (REIT)	17,080	185,147

		20,582,997

Real Estate Management & Development (0.1%)
Avatar Holdings, Inc.*^	3,400	90,168
Consolidated-Tomoka Land Co.	2,700	103,113
Forestar Group, Inc.*	16,900	160,888

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Tejon Ranch Co.*^	5,200	$128,648

		482,817

Thrifts & Mortgage Finance (0.9%)
Abington Bancorp, Inc.^	11,500	106,375
Bank Mutual Corp.	22,700	261,958
BankFinancial Corp.	9,300	94,767
Beneficial Mutual Bancorp, Inc.*^	15,400	173,250
Berkshire Hills Bancorp, Inc.^	5,700	175,902
Brookline Bancorp, Inc.	27,500	292,875
Brooklyn Federal Bancorp, Inc.	6,600	92,730
Clifton Savings Bancorp, Inc.^	8,300	98,438
Danvers Bancorp, Inc.	8,400	112,308
Dime Community Bancshares, Inc.	11,100	147,630
Doral Financial Corp.*^	15,000	112,500
First Financial Holdings, Inc.^	5,500	111,320
First Financial Northwest, Inc.^	10,800	100,872
First Niagara Financial Group, Inc.	55,900	903,903
Flushing Financial Corp.	10,100	120,796
Fox Chase Bancorp, Inc.*	7,700	84,700
Home Federal Bancorp, Inc./Idaho	8,600	92,192
Kearny Financial Corp.	8,400	107,520
Meridian Interstate Bancorp, Inc.*^	9,600	88,800
NASB Financial, Inc.^	3,100	83,700
NewAlliance Bancshares, Inc.	51,200	674,304
Northwest Bancorp, Inc.	8,000	171,040
OceanFirst Financial Corp.^	6,200	102,920
Ocwen Financial Corp.*	16,800	154,224
Oritani Financial Corp.*^	6,100	102,785
Provident Financial Services, Inc.^	28,100	429,930
Provident New York Bancorp^	18,900	234,360
Rockville Financial, Inc.^	7,700	107,569
Roma Financial Corp.	6,200	78,058
TrustCo Bank Corp./New York^	35,700	339,507
United Financial Bancorp, Inc.	8,400	127,176
ViewPoint Financial Group	5,500	88,275
Westfield Financial, Inc.	14,900	153,768
WSFS Financial Corp.	2,900	139,171

		6,265,623

Total Financials		106,303,750

Health Care (18.2%)
Biotechnology (5.4%)
Acorda Therapeutics, Inc.*^	178,600	3,663,086
Affymax, Inc.*^	6,400	63,936
Alexion Pharmaceuticals, Inc.*^	188,900	6,836,291
Alkermes, Inc.*	45,100	480,315
Allos Therapeutics, Inc.*	25,000	153,000
Alnylam Pharmaceuticals, Inc.*^	16,800	415,464
Amicus Therapeutics, Inc.*^	10,200	81,396
Arena Pharmaceuticals, Inc.*^	34,800	145,116
ArQule, Inc.*^	30,200	127,444
Array BioPharma, Inc.*^	26,700	108,135
BioMarin Pharmaceutical, Inc.*^	165,800	2,951,240
Celera Corp.*	37,700	419,601
Cepheid, Inc.*^	26,800	278,184
Cougar Biotechnology, Inc.*	7,000	182,000
Cubist Pharmaceuticals, Inc.*^	26,600	642,656
CV Therapeutics, Inc.*	28,600	263,406
Dendreon Corp.*^	43,900	201,062
Dyax Corp.*	36,000	131,040
Emergent Biosolutions, Inc.*^	6,400	167,104
Enzon Pharmaceuticals, Inc.*^	21,100	123,013
Facet Biotech Corp.*	11,260	107,983
Genomic Health, Inc.*	6,600	128,568
Geron Corp.*^	36,700	171,389

	Number of Shares	Value (Note 1)
GTx, Inc.*^	8,800	$148,192
Halozyme Therapeutics, Inc.*	28,700	160,720
Human Genome Sciences, Inc.*^	63,900	135,468
Idenix Pharmaceuticals, Inc.*	18,500	107,115
Idera Pharmaceuticals, Inc.*^	13,300	102,144
Immunogen, Inc.*	23,900	102,531
Immunomedics, Inc.*	55,700	94,690
Incyte Corp.*^	385,300	1,460,287
Indevus Pharmaceuticals, Inc.*^	46,400	145,696
InterMune, Inc.*^	14,900	157,642
Isis Pharmaceuticals, Inc.*	42,600	604,068
Lexicon Pharmaceuticals, Inc.*^	70,800	99,120
MannKind Corp.*^	24,800	85,064
Martek Biosciences Corp.*^	15,500	469,805
Maxygen, Inc.*^	18,000	160,560
Medarex, Inc.*^	60,200	335,916
Momenta Pharmaceuticals, Inc.*	12,400	143,840
Myriad Genetics, Inc.*^	21,100	1,398,086
Nabi Biopharmaceuticals*	28,700	96,145
NPS Pharmaceuticals, Inc.*	22,300	138,483
Onyx Pharmaceuticals, Inc.*^	129,900	4,437,384
Opko Health, Inc.*	70,800	114,696
Orexigen Therapeutics, Inc.*^	17,800	99,324
OSI Pharmaceuticals, Inc.*^	112,200	4,381,410
Osiris Therapeutics, Inc.*^	7,000	134,120
PDL BioPharma, Inc.	56,300	347,934
Pharmasset, Inc.*^	7,900	103,569
Progenics Pharmaceuticals, Inc.*^	12,600	129,906
Regeneron Pharmaceuticals, Inc.*	29,200	536,112
Rigel Pharmaceuticals, Inc.*^	17,200	137,600
Savient Pharmaceuticals, Inc.*^	26,300	152,277
Seattle Genetics, Inc.*	28,600	255,684
Synta Pharmaceuticals Corp.*^	16,600	101,592
Theravance, Inc.*	24,400	302,316
United Therapeutics Corp.*^	51,900	3,246,345
ZymoGenetics, Inc.*	68,300	204,900

		38,672,170

Health Care Equipment & Supplies (5.9%)
Abaxis, Inc.*^	10,200	163,506
Abiomed, Inc.*^	196,300	3,223,246
Accuray, Inc.*	20,000	103,200
Align Technology, Inc.*^	29,200	255,500
American Medical Systems Holdings, Inc.*	34,300	308,357
Analogic Corp.^	6,300	171,864
AngioDynamics, Inc.*	11,400	156,066
ArthroCare Corp.*^	12,600	60,102
Atrion Corp.	1,100	106,810
Cantel Medical Corp.*	10,300	151,101
Cardiac Science Corp.*^	15,700	117,750
Clinical Data, Inc.*^	10,500	93,450
Conceptus, Inc.*^	14,200	216,124
CONMED Corp.*	13,500	323,190
CryoLife, Inc.*^	13,100	127,201
Cyberonics, Inc.*	11,200	185,584
Datascope Corp.	6,200	323,888
ev3, Inc.*^	33,100	201,910
Exactech, Inc.*^	6,000	101,040
Gen-Probe, Inc.*^	91,800	3,932,712
Greatbatch, Inc.*^	10,800	285,768
Haemonetics Corp.*^	12,100	683,650
Hansen Medical, Inc.*^	11,000	79,420
ICU Medical, Inc.*	5,200	172,328
Immucor, Inc.*	240,400	6,389,832

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Insulet Corp.*	12,900	$99,588
Integra LifeSciences Holdings Corp.*^	8,400	298,788
Invacare Corp.^	15,100	234,352
IRIS International, Inc.*^	9,700	135,218
Kensey Nash Corp.*^	5,100	98,991
Masimo Corp.*^	221,800	6,616,294
Medical Action Industries, Inc.*	9,800	98,000
Mentor Corp.	15,900	491,787
Meridian Bioscience, Inc.^	177,850	4,529,840
Merit Medical Systems, Inc.*	13,000	233,090
Micrus Endovascular Corp.*^	8,900	103,329
Natus Medical, Inc.*	13,000	168,350
Neogen Corp.*	6,800	169,864
NuVasive, Inc.*^	166,500	5,769,225
NxStage Medical, Inc.*^	31,100	83,037
OraSure Technologies, Inc.*	30,600	112,608
Orthofix International N.V.*	8,300	127,239
Orthovita, Inc.*	31,200	105,768
Palomar Medical Technologies, Inc.*^	10,600	122,218
Quidel Corp.*	13,300	173,831
Sirona Dental Systems, Inc.*^	8,500	89,250
Somanetics Corp.*	5,700	94,107
SonoSite, Inc.*	7,900	150,732
Stereotaxis, Inc.*^	22,000	96,800
STERIS Corp.^	27,600	659,364
SurModics, Inc.*	7,300	184,471
Symmetry Medical, Inc.*	16,700	133,099
Synovis Life Technologies, Inc.*	6,900	129,306
Thoratec Corp.*^	25,700	834,993
Vnus Medical Technologies, Inc.*	7,000	113,540
Volcano Corp.*	22,300	334,500
West Pharmaceutical Services, Inc.	15,200	574,104
Wright Medical Group, Inc.*	17,500	357,525
Zoll Medical Corp.*	9,900	187,011

		41,643,818

Health Care Providers & Services (2.8%)
Air Methods Corp.*^	5,700	91,143
Alliance Imaging, Inc.*	12,000	95,640
Almost Family, Inc.*^	3,000	134,940
Amedisys, Inc.*^	12,500	516,750
AMERIGROUP Corp.*	25,200	743,904
AMN Healthcare Services, Inc.*^	16,000	135,360
Amsurg Corp.*	14,800	345,432
Assisted Living Concepts, Inc., Class A*	25,900	107,485
athenahealth, Inc.*	9,700	364,914
Bio-Reference Labs, Inc.*	5,400	141,642
BMP Sunstone Corp.*^	16,400	91,348
CardioNet, Inc.*	4,700	115,855
Catalyst Health Solutions, Inc.*^	15,500	377,425
Centene Corp.*	20,500	404,055
Chemed Corp.	10,500	417,585
Corvel Corp.*	4,300	94,514
Cross Country Healthcare, Inc.*^	14,500	127,455
Emergency Medical Services Corp., Class A*	4,400	161,084
Emeritus Corp.*	16,600	166,498
Ensign Group, Inc.	6,400	107,136
Genoptix, Inc.*	3,900	132,912
Gentiva Health Services, Inc.*	12,000	351,120
Hanger Orthopedic Group, Inc.*	14,500	210,395
HealthSouth Corp.*^	41,500	454,840
Healthspring, Inc.*	23,300	465,301
Healthways, Inc.*	16,600	190,568

	Number of Shares	Value (Note 1)
HMS Holdings Corp.*^	99,800	$3,145,696
inVentiv Health, Inc.*^	15,600	180,024
IPC The Hospitalist Co., Inc.*	5,300	89,199
Kindred Healthcare, Inc.*	13,200	171,864
Landauer, Inc.^	4,400	322,520
LHC Group, Inc.*	6,900	248,400
Magellan Health Services, Inc.*	19,100	747,956
MedCath Corp.*^	14,100	147,204
Molina Healthcare, Inc.*	6,800	119,748
MWI Veterinary Supply, Inc.*^	4,800	129,408
National Healthcare Corp.	4,000	202,560
National Research Corp.^	3,600	104,256
Odyssey HealthCare, Inc.*	15,400	142,450
Owens & Minor, Inc.^	19,400	730,410
PharMerica Corp.*	14,300	224,081
PSS World Medical, Inc.*^	29,200	549,544
Psychiatric Solutions, Inc.*^	191,600	5,336,060
RehabCare Group, Inc.*	8,500	128,860
Res-Care, Inc.*	11,700	175,734
Skilled Healthcare Group, Inc., Class A*	8,500	71,740
Sun Healthcare Group, Inc.*	20,300	179,655
Triple-S Management Corp., Class B*^	10,800	124,200
Universal American Financial Corp.*^	18,500	163,170
US Physical Therapy, Inc.*	7,500	99,975

		20,080,015

Health Care Technology (1.4%)
Allscripts-Misys Healthcare Solutions, Inc.	69,740	691,821
Cerner Corp.*^	97,500	3,748,875
Computer Programs & Systems, Inc.^	4,400	117,920
Eclipsys Corp.*^	25,600	363,264
MedAssets, Inc.*^	321,700	4,696,820
Omnicell, Inc.*^	14,700	179,487
Phase Forward, Inc.*	20,200	252,904
Vital Images, Inc.*	7,700	107,107

		10,158,198

Life Sciences Tools & Services (2.0%)
Affymetrix, Inc.*^	40,000	119,600
Albany Molecular Research, Inc.*^	11,000	107,140
AMAG Pharmaceuticals, Inc.*^	36,800	1,319,280
Bio-Rad Laboratories, Inc., Class A*	8,900	670,259
Bruker Corp.*^	25,000	101,000
Dionex Corp.*^	8,600	385,710
Enzo Biochem, Inc.*	20,100	98,289
eResearchTechnology, Inc.*^	20,400	135,252
Exelixis, Inc.*^	49,600	248,992
ICON plc (ADR)*	253,100	4,983,539
Illumina, Inc.*^	144,800	3,772,040
Kendle International, Inc.*	6,100	156,892
Luminex Corp.*^	19,400	414,384
Medivation, Inc.*^	12,000	174,840
Nektar Therapeutics*	43,600	242,416
PAREXEL International Corp.*	26,700	259,257
Sequenom, Inc.*	26,700	529,728
Varian, Inc.*	13,900	465,789

		14,184,407

Pharmaceuticals (0.7%)
Acura Pharmaceuticals, Inc.*^	15,000	110,100
Akorn, Inc.*^	61,700	141,910
Auxilium Pharmaceuticals, Inc.*^	19,400	551,736
Cadence Pharmaceuticals, Inc.*^	14,600	105,558

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Caraco Pharmaceutical Laboratories Ltd.*	18,400	$108,928
Cypress Bioscience, Inc.*^	17,700	121,068
Durect Corp.*	38,600	130,854
Inspire Pharmaceuticals, Inc.*^	25,800	92,880
KV Pharmaceutical Co., Class A*^	15,500	44,640
Medicines Co.*	24,500	360,885
Medicis Pharmaceutical Corp., Class A^	26,600	369,740
Noven Pharmaceuticals, Inc.*	11,700	128,700
Pain Therapeutics, Inc.*	16,200	95,904
Par Pharmaceutical Cos., Inc.*^	16,300	218,583
Pozen, Inc.*	14,600	73,584
Questcor Pharmaceuticals, Inc.*^	25,500	237,405
Salix Pharmaceuticals Ltd.*	22,500	198,675
Sucampo Pharmaceuticals, Inc., Class A*	21,600	124,200
Valeant Pharmaceuticals International*^	32,900	753,410
ViroPharma, Inc.*^	37,300	485,646
Vivus, Inc.*	32,600	173,432
XenoPort, Inc.*^	11,900	298,452

		4,926,290

Total Health Care		129,664,898

Industrials (19.8%)
Aerospace & Defense (1.6%)
AAR Corp.*^	18,300	336,903
Aerovironment, Inc.*^	4,800	176,688
American Science & Engineering, Inc.^	4,300	318,028
Applied Signal Technology, Inc.^	6,100	109,434
Argon ST, Inc.*^	6,200	116,932
Axsys Technologies, Inc.*^	4,100	224,926
Ceradyne, Inc.*^	12,400	251,844
Cubic Corp.^	7,300	198,560
Curtiss-Wright Corp.^	21,100	704,529
Ducommun, Inc.^	6,000	100,200
DynCorp International, Inc., Class A*	11,700	177,489
Esterline Technologies Corp.*^	13,900	526,671
GenCorp, Inc.*	37,100	136,528
HEICO Corp.^	10,400	403,832
Herley Industries, Inc.*	8,400	103,152
Hexcel Corp.*^	568,200	4,198,998
Ladish Co., Inc.*^	6,900	95,565
Moog, Inc., Class A*^	20,100	735,057
Orbital Sciences Corp.*^	27,600	539,028
Stanley, Inc.*^	4,200	152,124
Taser International, Inc.*^	32,100	169,488
Teledyne Technologies, Inc.*	16,700	743,985
TransDigm Group, Inc.*^	15,700	527,049
Triumph Group, Inc.^	7,800	331,188

		11,378,198

Air Freight & Logistics (0.2%)
Atlas Air Worldwide Holdings, Inc.*	8,700	164,430
Dynamex, Inc.*	5,100	75,225
Forward Air Corp.^	13,600	330,072
Hub Group, Inc., Class A*	17,400	461,622
Pacer International, Inc.^	16,400	171,052

		1,202,401

Airlines (0.5%)
AirTran Holdings, Inc.*	55,200	245,088
Alaska Air Group, Inc.*^	17,000	497,250
Allegiant Travel Co.*^	6,400	310,848

	Number of Shares	Value (Note 1)
Hawaiian Holdings, Inc.*^	23,900	$152,482
JetBlue Airways Corp.*	81,600	579,360
Republic Airways Holdings, Inc.*	16,500	176,055
SkyWest, Inc.	27,500	511,500
U.S. Airways Group, Inc.*^	53,800	415,874
UAL Corp.	59,300	653,486

		3,541,943

Building Products (0.3%)
AAON, Inc.^	6,300	131,544
American Woodmark Corp.^	6,400	116,672
Ameron International Corp.	4,300	270,556
Apogee Enterprises, Inc.	14,500	150,220
Gibraltar Industries, Inc.^	12,700	151,638
Griffon Corp.*	20,600	192,198
Insteel Industries, Inc.^	11,500	129,835
NCI Building Systems, Inc.*^	9,300	151,590
Quanex Building Products Corp.	17,500	163,975
Simpson Manufacturing Co., Inc.^	17,600	488,576
Trex Co., Inc.*	8,000	131,680
Universal Forest Products, Inc.^	7,800	209,898

		2,288,382

Commercial Services & Supplies (3.2%)
ABM Industries, Inc.^	20,600	392,430
American Ecology Corp.	7,700	155,771
American Reprographics Co.*	17,200	118,680
Amrep Corp.*^	3,600	112,608
ATC Technology Corp.*	10,000	146,300
Cenveo, Inc.*^	36,000	160,200
Clean Harbors, Inc.*	9,300	589,992
Comfort Systems USA, Inc.	18,900	201,474
Copart, Inc.*	45,800	1,245,302
Cornell Cos., Inc.*	5,200	96,668
Courier Corp.	6,500	116,350
Deluxe Corp.	24,300	363,528
EnergySolutions, Inc.	23,300	131,645
Ennis, Inc.	12,100	146,531
Fuel Tech, Inc.*^	11,900	126,021
G&K Services, Inc., Class A	9,300	188,046
GEO Group, Inc.*^	24,000	432,720
GeoEye, Inc.*^	8,500	163,455
Healthcare Services Group, Inc.^	20,300	323,379
Herman Miller, Inc.	26,500	345,295
HNI Corp.^	21,000	332,640
Innerworkings, Inc.*^	16,200	106,110
Interface, Inc., Class A	25,100	116,464
Iron Mountain, Inc.*^	285,857	7,069,244
Kimball International, Inc., Class B	17,800	153,258
Knoll, Inc.	22,800	205,656
M&F Worldwide Corp.*^	6,400	98,880
McGrath RentCorp	11,100	237,096
Mine Safety Appliances Co.^	14,600	349,086
Mobile Mini, Inc.*^	16,300	235,046
Multi-Color Corp.	6,800	107,576
Protection One, Inc.*	14,200	67,876
Rollins, Inc.	19,600	354,368
Schawk, Inc.^	7,500	85,950
Standard Parking Corp.*	5,200	100,568
Standard Register Co.^	15,800	141,094
Stericycle, Inc.*	88,480	4,608,038
Sykes Enterprises, Inc.*	15,600	298,272
Team, Inc.*^	8,700	240,990
Tetra Tech, Inc.*	27,800	671,370
United Stationers, Inc.*	11,000	368,390
Viad Corp.	9,800	242,452

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Waste Connections, Inc.*^	37,600	$1,187,032
Waste Services, Inc.*	14,500	95,410

		23,029,261

Construction & Engineering (0.8%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)^	210,200	2,112,510
Dycom Industries, Inc.*	18,900	155,358
EMCOR Group, Inc.*	32,000	717,760
Furmanite Corp.*	19,500	105,105
Granite Construction, Inc.^	15,600	685,308
Great Lakes Dredge & Dock Corp.^.	27,800	115,370
Insituform Technologies, Inc., Class A*^	13,100	257,939
Layne Christensen Co.*^	9,000	216,090
MasTec, Inc.*^	20,300	235,074
Michael Baker Corp.*	3,400	125,494
Northwest Pipe Co.*^	4,300	183,223
Orion Marine Group, Inc.*^	12,200	117,852
Perini Corp.*^	23,700	554,106
Pike Electric Corp.*^	8,000	98,400
Sterling Construction Co., Inc.*	5,800	107,532

		5,787,121

Electrical Equipment (3.0%)
A.O. Smith Corp.	9,400	277,488
Acuity Brands, Inc.^	19,100	666,781
American Superconductor Corp.*^	19,800	322,938
AMETEK, Inc.	215,650	6,514,787
AZZ, Inc.*^	5,700	143,070
Baldor Electric Co.^	301,600	5,383,560
Belden, Inc.^	20,600	430,128
Brady Corp., Class A^	23,700	567,615
Encore Wire Corp.^	8,600	163,056
Ener1, Inc.*^	16,900	120,835
Energy Conversion Devices, Inc.*^	21,200	534,452
EnerSys*	255,800	2,813,800
Evergreen Solar, Inc.*^	67,600	215,644
Franklin Electric Co., Inc.^	10,800	303,588
FuelCell Energy, Inc.*^	33,000	128,040
GrafTech International Ltd.*	56,400	469,248
GT Solar International, Inc.*	34,700	100,283
II-VI, Inc.*	11,500	219,535
LaBarge, Inc.*	9,500	136,325
LSI Industries, Inc.	14,900	102,363
Polypore International, Inc.*	20,700	156,492
Powell Industries, Inc.*	4,300	124,786
Preformed Line Products Co.^	2,400	110,496
Regal-Beloit Corp.	15,200	577,448
Ultralife Corp.*	9,400	126,054
Valence Technology, Inc.*^	56,800	103,376
Vicor Corp.	18,700	123,607
Woodward Governor Co.^	27,700	637,654

		21,573,449

Industrial Conglomerates (0.2%)
Otter Tail Corp.^	16,600	387,278
Raven Industries, Inc.^	7,500	180,750
Seaboard Corp.	200	238,800
Standex International Corp.	5,900	117,056
Tredegar Corp.	11,400	207,252
United Capital Corp.*	5,100	92,514

		1,223,650

Machinery (6.2%)
3D Systems Corp.*^	12,900	102,426
Actuant Corp., Class A^	268,600	5,108,772
Alamo Group, Inc.^	7,000	104,650

	Number of Shares	Value (Note 1)
Albany International Corp., Class A^	14,000	$179,760
Altra Holdings, Inc.*^	14,500	114,695
American Railcar Industries, Inc.^	14,200	149,526
Astec Industries, Inc.*^	8,500	266,305
Badger Meter, Inc.^	6,900	200,238
Barnes Group, Inc.	22,600	327,700
Blount International, Inc.*	18,000	170,640
Briggs & Stratton Corp.^	23,400	411,606
Bucyrus International, Inc.^	225,400	4,174,408
Cascade Corp.^	4,300	128,398
Chart Industries, Inc.*^	216,200	2,298,206
China Fire & Security Group, Inc.*	13,700	93,297
CIRCOR International, Inc.	7,900	217,250
CLARCOR, Inc.	23,800	789,684
Colfax Corp.*^	209,900	2,180,861
Columbus McKinnon Corp.*	9,000	122,850
Dynamic Materials Corp.^	7,300	140,963
Energy Recovery, Inc.*^	14,700	111,426
EnPro Industries, Inc.*	9,500	204,630
ESCO Technologies, Inc.*	12,200	499,590
Federal Signal Corp.	22,600	185,546
Flanders Corp.*	18,300	85,827
Force Protection, Inc.*	32,200	192,556
FreightCar America, Inc.	5,600	102,312
Gorman-Rupp Co.^	6,800	211,616
IDEX Corp.^	220,950	5,335,942
Joy Global, Inc.^	208,000	4,761,120
Kadant, Inc.*	6,600	88,968
Kaydon Corp.^	21,700	745,395
K-Tron International, Inc.*	1,400	111,860
L.B. Foster Co., Class A*	5,200	162,656
Lincoln Electric Holdings, Inc.^	94,700	4,823,071
Lindsay Corp.^	5,600	178,024
Met-Pro Corp.^	9,100	121,212
Middleby Corp.*^	8,000	218,160
Mueller Industries, Inc.	17,500	438,900
Mueller Water Products, Inc., Class A^	54,300	456,120
NACCO Industries, Inc., Class A	3,000	112,230
Nordson Corp.^	15,900	513,411
Omega Flex, Inc.	4,700	98,418
RBC Bearings, Inc.*^	117,300	2,378,844
Robbins & Myers, Inc.	13,200	213,444
Sauer-Danfoss, Inc.	14,200	124,250
Sun Hydraulics Corp.^	6,700	126,228
Tecumseh Products Co., Class A*	10,200	97,716
Tennant Co.^	7,800	120,120
Titan International, Inc.^	16,200	133,650
Valmont Industries, Inc.^	43,600	2,675,296
Wabtec Corp.^	22,800	906,300
Watts Water Technologies, Inc., Class A	13,800	344,586

		44,161,659

Marine (0.1%)
American Commercial Lines, Inc.*^ .	22,300	109,270
Eagle Bulk Shipping, Inc.^	26,200	178,684
Genco Shipping & Trading Ltd.^	11,800	174,640
International Shipholding Corp.	4,500	113,985
TBS International Ltd., Class A*^	11,200	112,336

		688,915

Professional Services (2.3%)
Administaff, Inc.	10,200	221,136
Advisory Board Co.*^	8,200	182,860
CBIZ, Inc.*^	21,100	182,515

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
CDI Corp.^	10,000	$129,400
CoStar Group, Inc.*^	9,200	303,048
CRA International, Inc.*	5,200	140,036
Duff & Phelps Corp., Class A*^	107,700	2,059,224
Exponent, Inc.*	6,900	207,552
First Advantage Corp., Class A*	8,100	114,615
FTI Consulting, Inc.*^	66,500	2,971,220
Heidrick & Struggles International, Inc.	8,100	174,474
Hill International, Inc.*^	22,600	159,104
Huron Consulting Group, Inc.*^	108,300	6,202,341
ICF International, Inc.*^	4,500	110,565
Kelly Services, Inc., Class A	12,400	161,324
Kforce, Inc.*^	14,500	111,360
Korn/Ferry International*	21,900	250,098
MPS Group, Inc.*	44,500	335,085
Navigant Consulting, Inc.*^	22,800	361,836
Odyssey Marine Exploration, Inc.*^ .	28,700	92,414
On Assignment, Inc.*	17,600	99,792
Resources Connection, Inc.*^	21,500	352,170
School Specialty, Inc.*^	8,900	170,168
TrueBlue, Inc.*	20,900	200,013
Volt Information Sciences, Inc.*	15,600	112,788
VSE Corp.^	3,300	129,459
Watson Wyatt Worldwide, Inc., Class A^	20,100	961,182

		16,495,779

Road & Rail (1.0%)
Amerco, Inc.*	4,400	151,932
Arkansas Best Corp.	10,700	322,177
Genesee & Wyoming, Inc., Class A*^	14,500	442,250
Heartland Express, Inc.	26,300	414,488
Kansas City Southern*^	93,800	1,786,890
Knight Transportation, Inc.^	153,300	2,471,196
Marten Transport Ltd.*	7,200	136,512
Old Dominion Freight Line, Inc.*^	13,000	369,980
Patriot Transportation Holding, Inc.*^	1,300	91,091
Universal Truckload Services, Inc.*	5,800	82,128
Werner Enterprises, Inc.	20,000	346,800
YRC Worldwide, Inc.*^	37,600	107,912

		6,723,356

Trading Companies & Distributors (0.4%)
Aceto Corp.	11,500	115,115
Aircastle Ltd.^	23,200	110,896
Applied Industrial Technologies, Inc.	19,900	376,508
Beacon Roofing Supply, Inc.*	20,900	290,092
DXP Enterprises, Inc.*	8,100	118,341
H&E Equipment Services, Inc.*	16,000	123,360
Interline Brands, Inc.*	15,300	162,639
Kaman Corp.	12,000	217,560
Lawson Products, Inc.	5,700	130,245
RSC Holdings, Inc.*	22,400	190,848
Rush Enterprises, Inc., Class A*	15,800	135,406
TAL International Group, Inc.^	10,500	148,050
Textainer Group Holdings Ltd	12,400	131,440
Watsco, Inc.^	11,000	422,400

		2,672,900

Total Industrials		140,767,014

Information Technology (17.3%)
Communications Equipment (1.9%)
3Com Corp.*	190,100	433,428
Acme Packet, Inc.*^	26,900	141,494
ADTRAN, Inc.	26,500	394,320

	Number of Shares	Value (Note 1)
Airvana, Inc.*	19,800	$121,176
Anaren, Inc.*	10,300	123,085
Arris Group, Inc.*^	57,800	459,510
Aruba Networks, Inc.*^	41,300	105,315
Avocent Corp.*	21,100	377,901
Bel Fuse, Inc., Class B	6,500	137,800
BigBand Networks, Inc.*	26,300	145,176
Black Box Corp.	8,300	216,796
Blue Coat Systems, Inc.*^	15,600	131,040
Cogo Group, Inc.*^	32,000	155,520
Comtech Telecommunications Corp.*^	11,400	522,348
DG FastChannel, Inc.*	8,400	104,832
Digi International, Inc.*^	12,200	98,942
EMS Technologies, Inc.*^	7,400	191,438
Emulex Corp.*	39,800	277,804
Extreme Networks, Inc.*	50,500	118,170
F5 Networks, Inc.*^	179,000	4,091,940
Finisar Corp.*	240,000	91,200
Harmonic, Inc.*	44,400	249,084
Harris Stratex Networks, Inc., Class A*	17,200	88,752
Hughes Communications, Inc.*	6,400	102,016
Infinera Corp.*^	43,800	392,448
InterDigital, Inc.*	21,400	588,500
Ixia*	20,100	116,178
Loral Space & Communications, Inc.*	11,800	171,454
NETGEAR, Inc.*^	16,700	190,547
Neutral Tandem, Inc.*	7,900	128,138
Oplink Communications, Inc.*	14,900	128,140
Parkervision, Inc.*^	21,700	53,599
Plantronics, Inc.	23,100	304,920
Polycom, Inc.*	41,300	557,963
Riverbed Technology, Inc.*^	26,400	300,696
SeaChange International, Inc.*	14,600	105,266
Sonus Networks, Inc.*	96,200	151,996
Starent Networks Corp.*^	14,000	167,020
Sycamore Networks, Inc.*	90,200	242,638
Symmetricom, Inc.*^	25,000	98,750
Tekelec*	30,800	410,872
Utstarcom, Inc.*^	58,800	108,780
ViaSat, Inc.*	11,900	286,552

		13,383,544

Computers & Peripherals (0.4%)
3PAR, Inc.*	14,900	113,687
Adaptec, Inc.*^	57,000	188,100
Avid Technology, Inc.*	14,200	154,922
Compellent Technologies, Inc.*	9,500	92,435
Data Domain, Inc.*^	15,600	293,280
Electronics for Imaging, Inc.*	25,100	239,956
Imation Corp.^	14,100	191,337
Immersion Corp.*^	20,600	121,334
Intermec, Inc.*	29,000	385,120
Isilon Systems, Inc.*	33,900	111,531
Netezza Corp.*	18,600	123,504
Novatel Wireless, Inc.*	24,500	113,680
Palm, Inc.*^	50,600	155,342
Rackable Systems, Inc.*	22,300	87,862
Rimage Corp.*	7,000	93,870
STEC, Inc.*^	20,500	87,330
Stratasys, Inc.*	9,700	104,275

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Synaptics, Inc.*	16,000	$264,960

		2,922,525

Electronic Equipment, Instruments & Components (0.9%)
Anixter International, Inc.*	14,100	424,692
Benchmark Electronics, Inc.*^	31,800	406,086
Brightpoint, Inc.*^	26,800	116,580
Checkpoint Systems, Inc.*	18,700	184,008
China Security & Surveillance Technology, Inc.*^	18,500	81,955
Cogent, Inc.*^	19,400	263,258
Cognex Corp.	19,800	293,040
Coherent, Inc.*	11,100	238,206
CTS Corp.	18,100	99,731
Daktronics, Inc.^	15,500	145,080
DTS, Inc*	8,400	154,140
Echelon Corp.*	16,000	130,400
Electro Rent Corp.	10,200	113,832
Electro Scientific Industries, Inc.*^	15,100	102,529
FARO Technologies, Inc.*	7,900	133,194
ICx Technologies, Inc.*	12,400	98,084
Insight Enterprises, Inc.*	25,400	175,260
IPG Photonics Corp.*^	9,100	119,938
L-1 Identity Solutions, Inc.*	30,700	206,918
Littelfuse, Inc.*	10,200	169,320
Methode Electronics, Inc.	17,900	120,646
MTS Systems Corp.	8,300	221,112
Multi-Fineline Electronix, Inc.*	9,500	111,055
Newport Corp.*	17,000	115,260
OSI Systems, Inc.*	8,000	110,800
Park Electrochemical Corp.	9,600	182,016
Plexus Corp.*^	18,800	318,660
RadiSys Corp.*^	17,200	95,116
Rofin-Sinar Technologies, Inc.*^	14,000	288,120
Rogers Corp.*	8,500	236,045
Sanmina-SCI Corp.*	251,900	118,393
Scansource, Inc.*^	12,400	238,948
SYNNEX Corp.*^	8,900	100,837
Technitrol, Inc.	28,900	100,572
TTM Technologies, Inc.*	20,500	106,805
Universal Display Corp.*	15,700	148,365
Zygo Corp.*	15,900	109,869

		6,378,870

Internet Software & Services (3.4%)
Ariba, Inc.*	40,300	290,563
Art Technology Group, Inc.*^	60,700	117,151
AsiaInfo Holdings, Inc.*	16,300	192,992
Bankrate, Inc.*^	6,000	228,000
comScore, Inc.*^	345,000	4,398,750
Constant Contact, Inc.*	9,600	127,200
DealerTrack Holdings, Inc.*^	20,100	238,989
Dice Holdings, Inc.*	31,100	126,888
Digital River, Inc.*^	218,300	5,413,840
EarthLink, Inc.*	51,700	349,492
GSI Commerce, Inc.*^	13,500	142,020
InfoSpace, Inc.	16,200	122,310
Internet Brands, Inc., Class A*^	15,700	91,374
Internet Capital Group, Inc.*	20,000	109,000
Interwoven, Inc.*^	21,500	270,900
j2 Global Communications, Inc.*^	20,900	418,836
Knot, Inc.*	13,300	110,656
Limelight Networks, Inc.*	36,500	89,425
Liquidity Services, Inc.*	13,000	108,290
LoopNet, Inc.*^	16,300	111,166
Marchex, Inc., Class B	21,100	123,013

	Number of Shares	Value (Note 1)
MercadoLibre, Inc.*^	12,000	$196,920
ModusLink Global Solutions, Inc.*	25,000	72,250
Move, Inc.*^	97,100	155,360
NIC, Inc.^	22,900	105,340
Omniture, Inc.*^	29,400	312,816
Perficient, Inc.*	22,200	106,116
Rackspace Hosting, Inc.*^	14,200	76,396
RealNetworks, Inc.*^	42,700	150,731
S1 Corp.*	23,300	183,837
SAVVIS, Inc.*	17,700	121,953
SonicWALL, Inc.*^	25,600	101,888
Switch & Data Facilities Co., Inc.*^	14,400	106,416
Terremark Worldwide, Inc.*^	27,400	106,586
United Online, Inc.	36,400	220,948
ValueClick, Inc.*	40,800	279,072
Vignette Corp.*	11,700	110,097
VistaPrint Ltd.*^	310,810	5,784,174
Vocus, Inc.*	7,600	138,396
Websense, Inc.*	196,600	2,943,102

		24,453,253

IT Services (1.8%)
Acxiom Corp.	28,800	233,568
CACI International, Inc., Class A*	14,200	640,278
Cass Information Systems, Inc.	3,200	97,472
China Information Security
Technology, Inc.*^	27,900	100,440
CIBER, Inc.*	25,300	121,693
CSG Systems International, Inc.*	16,500	288,255
Cybersource Corp.*^	324,800	3,894,352
Euronet Worldwide, Inc.*^	22,200	257,742
ExlService Holdings, Inc.*^	14,400	123,408
Forrester Research, Inc.*^	7,300	205,933
Gartner, Inc.*	27,900	497,457
Global Cash Access Holdings, Inc.*^.	34,300	76,146
Global Payments, Inc.^	81,600	2,675,664
Heartland Payment Systems, Inc.^	11,500	201,250
iGATE Corp.*	18,300	119,133
infoGROUP, Inc.	32,600	154,524
Integral Systems, Inc.*^	8,000	96,400
ManTech International Corp.,
Class A*	9,700	525,643
MAXIMUS, Inc.^	8,800	308,968
NCI, Inc., Class A*^	3,900	117,507
Ness Technologies, Inc.*	21,600	92,448
Perot Systems Corp., Class A*	40,800	557,736
RightNow Technologies, Inc.*	13,900	107,447
Sapient Corp.*	41,400	183,816
SRA International, Inc., Class A*^	20,100	346,725
Syntel, Inc.^	6,100	141,032
TeleTech Holdings, Inc.*^	18,400	153,640
TNS, Inc.*^	13,100	123,009
VeriFone Holdings, Inc.*	32,200	157,780
Wright Express Corp.*^	18,300	230,580

		12,830,046

Semiconductors & Semiconductor Equipment (4.1%)
Actel Corp.*	11,900	139,468
Advanced Energy Industries, Inc.*	15,500	154,225
Amkor Technology, Inc.*	55,700	121,426
Applied Micro Circuits Corp.*	30,600	120,258
Atheros Communications, Inc.*^	133,800	1,914,678
ATMI, Inc.*^	15,100	232,993
Brooks Automation, Inc.*	30,100	174,881
Cabot Microelectronics Corp.*^	11,100	289,377
Cavium Networks, Inc.*	14,300	150,293

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
CEVA, Inc.*	15,800	$110,600
Cirrus Logic, Inc.*	30,600	82,008
Cohu, Inc.	10,900	132,435
Cymer, Inc.*^	82,300	1,803,193
DSP Group, Inc.*	15,600	125,112
Entegris, Inc.*	73,200	160,308
Exar Corp.*^	17,600	117,392
FEI Co.*^	17,200	324,392
FormFactor, Inc.*^	23,000	335,800
Hittite Microwave Corp.*^	148,600	4,377,756
IXYS Corp.	14,300	118,118
Kopin Corp.*	52,400	106,896
Lattice Semiconductor Corp.*	64,000	96,640
Micrel, Inc.^	23,400	171,054
Microsemi Corp.*^	253,000	3,197,920
MKS Instruments, Inc.*	23,500	347,565
Monolithic Power Systems, Inc.*^	12,300	155,103
Netlogic Microsystems, Inc.*^	8,100	178,281
OmniVision Technologies, Inc.*^	24,100	126,525
ON Semiconductor Corp.*	1,023,770	3,480,818
Pericom Semiconductor Corp.*^	15,800	86,584
PMC-Sierra, Inc.*	732,700	3,560,922
Power Integrations, Inc.^	14,300	284,284
RF Micro Devices, Inc.*	124,800	97,344
Semitool, Inc.*	27,400	83,570
Semtech Corp.*	29,100	327,957
Sigma Designs, Inc.*^	12,500	118,750
Silicon Image, Inc.*	34,600	145,320
Silicon Storage Technology, Inc.*^	39,400	90,226
Skyworks Solutions, Inc.*	76,900	426,026
Standard Microsystems Corp.*	10,600	173,204
Supertex, Inc.*	5,200	124,852
Tessera Technologies, Inc.*	22,800	270,864
Transmeta Corp.*^	5,700	103,740
TriQuint Semiconductor, Inc.*	67,600	232,544
Ultratech, Inc.*^	11,000	131,560
Veeco Instruments, Inc.*	20,600	130,604
Verigy Ltd.*^	368,400	3,544,008
Volterra Semiconductor Corp.*	12,800	91,520
Zoran Corp.*	24,400	166,652

		29,036,046

Software (4.8%)
ACI Worldwide, Inc.*^	16,200	257,580
Actuate Corp.*	30,300	89,688
Advent Software, Inc.*^	7,900	157,763
ArcSight, Inc.*	14,500	116,145
Blackbaud, Inc.	21,100	284,850
Blackboard, Inc.*^	14,600	382,958
Bottomline Technologies, Inc.*	16,700	118,570
Commvault Systems, Inc.*	280,000	3,754,800
Concur Technologies, Inc.*^	92,300	3,029,286
Deltek, Inc.*	22,700	105,328
DemandTec, Inc.*	12,400	100,068
Ebix, Inc.*	3,800	90,820
Epicor Software Corp.*	28,300	135,840
EPIQ Systems, Inc.*^	16,700	279,057
Fair Isaac Corp.	22,900	386,094
i2 Technologies, Inc.*	11,900	76,041
Informatica Corp.*^	276,600	3,797,718
Interactive Intelligence, Inc.*^	12,800	82,048
Jack Henry & Associates, Inc.	35,300	685,173
JDA Software Group, Inc.*	12,100	158,873
Kenexa Corp.*	14,000	111,720
Lawson Software, Inc.*	55,700	264,018

	Number of Shares	Value (Note 1)
Macrovision Solutions Corp.*^	38,900	$492,085
Manhattan Associates, Inc.*^	11,600	183,396
Mentor Graphics Corp.*	42,800	221,276
Micros Systems, Inc.*	38,400	626,688
MicroStrategy, Inc., Class A*	4,300	159,659
MSC.Software Corp.*	21,200	141,616
Net 1 UEPS Technologies, Inc.*^	21,200	290,440
NetScout Systems, Inc.*	13,900	119,818
NetSuite, Inc.*^	13,000	109,720
OpenTV Corp., Class A*^	91,900	113,037
Opnet Technologies, Inc.*	7,900	77,894
Parametric Technology Corp.*	54,300	686,895
Pegasystems, Inc.	8,100	100,116
Progress Software Corp.*	19,600	377,496
Quality Systems, Inc.^	8,300	362,046
Quest Software, Inc.*	34,100	429,319
Radiant Systems, Inc.*	23,900	80,543
Renaissance Learning, Inc.	9,800	88,102
Smith Micro Software, Inc.*	20,300	112,868
Solera Holdings, Inc.*	224,300	5,405,630
SPSS, Inc.*^	8,400	226,464
SuccessFactors, Inc.*^	458,009	2,628,972
Sybase, Inc.*	37,400	926,398
Symyx Technologies, Inc.*	23,900	141,966
Synchronoss Technologies, Inc.*	14,300	152,438
Synopsys, Inc.*	151,100	2,798,372
Take-Two Interactive Software, Inc.*	36,200	273,672
Taleo Corp., Class A*	15,100	118,233
TeleCommunication Systems, Inc., Class A*	15,900	136,581
THQ, Inc.*^	31,400	131,566
TIBCO Software, Inc.*	87,900	456,201
TiVo, Inc.*^	48,100	344,396
Tyler Technologies, Inc.*^	17,900	214,442
Ultimate Software Group, Inc.*^	11,600	169,360
VASCO Data Security International, Inc.*	12,700	131,191
Wind River Systems, Inc.*^	34,000	307,020

		33,800,354

Total Information Technology		122,804,638

Materials (2.5%)
Chemicals (1.6%)
A. Schulman, Inc.	12,800	217,600
American Vanguard Corp.	10,200	119,340
Arch Chemicals, Inc.	11,700	305,019
Balchem Corp.^	8,500	211,735
Calgon Carbon Corp.*	224,800	3,452,928
Ferro Corp.	292,200	2,060,010
GenTek, Inc.*	5,300	79,765
H.B. Fuller Co.	22,800	367,308
Innophos Holdings, Inc.	6,500	128,765
Innospec, Inc.	16,400	96,596
Koppers Holdings, Inc.	9,800	211,876
Landec Corp.*	14,100	92,778
LSB Industries, Inc.*	12,500	104,000
Minerals Technologies, Inc.	8,900	364,010
NewMarket Corp.^	6,400	223,424
NL Industries, Inc.^	8,000	107,200
Olin Corp.	35,200	636,416
OM Group, Inc.*^	14,400	303,984
PolyOne Corp.*^	44,000	138,600
Rockwood Holdings, Inc.*	19,700	212,760
Sensient Technologies Corp.	22,700	542,076
ShengdaTech, Inc.*^	25,400	89,408

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Solutia, Inc.*	44,500	$200,250
Spartech Corp.	20,500	128,330
Stepan Co.	3,000	140,970
W.R. Grace & Co.*^	34,000	202,980
Westlake Chemical Corp.^	9,000	146,610
Zep, Inc.	9,900	191,169
Zoltek Cos., Inc.*^	17,300	155,527

		11,231,434

Construction Materials (0.1%)
Headwaters, Inc.*^	20,600	139,050
Texas Industries, Inc.^	11,000	379,500
United States Lime & Minerals, Inc.*^	3,700	88,615

		607,165

Containers & Packaging (0.2%)
AEP Industries, Inc.*	4,500	79,110
Graphic Packaging Holding Co.*^	83,900	95,646
Myers Industries, Inc.	13,300	106,400
Rock-Tenn Co., Class A^	18,000	615,240
Silgan Holdings, Inc.	11,900	568,939

		1,465,335

Metals & Mining (0.5%)
A.M. Castle & Co.^	12,200	132,126
Allied Nevada Gold Corp.*	23,300	117,898
AMCOL International Corp.^	12,200	255,590
Brush Engineered Materials, Inc.*^	11,200	142,464
Coeur d’Alene Mines Corp.*^	261,400	230,032
Compass Minerals International, Inc.	15,300	897,498
Haynes International, Inc.*^	5,600	137,872
Hecla Mining Co.*	60,100	168,280
Kaiser Aluminum Corp.^	7,400	166,648
Olympic Steel, Inc.^	6,300	128,331
Royal Gold, Inc.	13,800	679,098
RTI International Metals, Inc.*^	10,800	154,548
Stillwater Mining Co.*^	31,900	157,586
Worthington Industries, Inc.	30,300	333,906

		3,701,877

Paper & Forest Products (0.1%)
Buckeye Technologies, Inc.*	25,400	92,456
Clearwater Paper Corp.*^	5,314	44,587
Deltic Timber Corp.	5,000	228,750
Glatfelter^	21,300	198,090
Louisiana-Pacific Corp.	50,500	78,780
Neenah Paper, Inc.^	14,700	129,948
Schweitzer-Mauduit International, Inc.	7,400	148,148
Wausau Paper Corp.^	20,800	237,952

		1,158,711

Total Materials		18,164,522

Telecommunication Services (1.2%)
Diversified Telecommunication Services (0.5%)
Alaska Communications Systems Group, Inc.^	20,400	191,352
Atlantic Tele-Network, Inc.^	4,500	119,475
Cbeyond, Inc.*^	11,300	180,574
Cincinnati Bell, Inc.*	114,600	221,178
Cogent Communications Group, Inc.*	22,400	146,272
Consolidated Communications Holdings, Inc.^	11,000	130,680
FairPoint Communications, Inc.^	46,200	151,536
General Communication, Inc., Class A*	21,300	172,317
Global Crossing Ltd.*^	14,500	115,130
Hungarian Telephone & Cable Corp.*	11,800	101,480

	Number of Shares	Value (Note 1)
Iowa Telecommunications Services, Inc.^	15,100	$215,628
NTELOS Holdings Corp.	14,100	347,706
PAETEC Holding Corp.*	71,400	102,816
Premiere Global Services, Inc.*	29,200	251,412
Shenandoah Telecommunications Co.	11,100	311,355
tw telecom, Inc.*^	69,400	587,818

		3,346,729

Wireless Telecommunication Services (0.7%)
Centennial Communications Corp.*	31,800	256,308
ICO Global Communications Holdings Ltd.*	76,500	86,445
SBA Communications Corp., Class A*^	276,100	4,505,952
Syniverse Holdings, Inc.*	24,200	288,948
USA Mobility, Inc.*	11,000	127,270

		5,264,923

Total Telecommunication Services		8,611,652

Utilities (2.2%)
Electric Utilities (0.9%)
Allete, Inc.	12,300	396,921
Central Vermont Public Service Corp.	5,000	119,300
Cleco Corp.	28,400	648,372
El Paso Electric Co.*	21,100	381,699
Empire District Electric Co.^	15,900	279,840
IDACORP, Inc.	21,300	627,285
ITC Holdings Corp.	23,300	1,017,744
MGE Energy, Inc.^	10,400	343,200
Portland General Electric Co.	29,500	574,365
UIL Holdings Corp.^	11,900	357,357
Unisource Energy Corp.	16,200	475,632
Westar Energy, Inc.	49,400	1,013,194

		6,234,909

Gas Utilities (0.8%)
Chesapeake Utilities Corp.	3,200	100,736
Laclede Group, Inc.^	10,300	482,452
New Jersey Resources Corp.	19,800	779,130
Nicor, Inc.^	21,300	739,962
Northwest Natural Gas Co.	12,500	552,875
Piedmont Natural Gas Co.	34,600	1,095,782
South Jersey Industries, Inc.	14,000	557,900
Southwest Gas Corp.	20,400	514,488
WGL Holdings, Inc.	23,300	761,677

		5,585,002

Independent Power Producers & Energy Traders (0.0%)
Ormat Technologies, Inc.^	8,400	267,708

Multi-Utilities (0.3%)
Avista Corp.	25,000	484,500
Black Hills Corp.	18,100	487,976
CH Energy Group, Inc.	7,400	380,286
NorthWestern Corp.	18,400	431,848
PNM Resources, Inc.^	40,700	410,256

		2,194,866

Water Utilities (0.2%)
American States Water Co.	8,100	267,138
California Water Service Group^	9,300	431,799
Connecticut Water Service, Inc.	4,200	99,162
Middlesex Water Co.	6,300	108,549
SJW Corp.^	6,200	185,628

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Southwest Water Co.^	26,200	$84,364

		1,176,640

Total Utilities		15,459,125

Total Common Stocks (99.0%) (Cost $772,496,268)		703,574,648

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (39.9%)
ANZ National Bank Ltd.
0.36%, 3/6/09 (l)	$17,999,624	17,994,656
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	10,000,000	9,952,170
Bank of Montreal/Chicago
2.11%, 3/12/09 (l)	10,000,000	10,001,830
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	15,000,000	14,675,070
Bear Stearns Cos., Inc.
0.17%, 3/23/09 (l)	10,000,000	9,964,010
Beta Finance, Inc.
0.38%, 2/17/09 (l)	14,998,650	14,998,650
Calyon/New York
0.41%, 7/2/10 (l)	4,998,368	4,791,036
CAM U.S. Finance S.A.U.
3.24%, 2/2/09 (l)	10,000,000	10,000,000
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	12,000,000	11,926,176
Comerica Bank
1.06%, 3/16/09 (l)	9,999,851	9,748,785
Five Finance, Inc.
0.34%, 2/23/09 (l)	14,998,578	14,998,578
General Electric Capital Corp.
0.40%, 3/12/10 (l)	15,000,000	14,318,640
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	56,578,904	56,578,904
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	18,000,000	17,907,894
MassMutual Global Funding II
0.40%, 3/26/10 (l)	14,000,000	13,873,300
MBIA Global Funding LLC
0.36%, 1/23/09 (l)	7,500,000	7,500,000
Merrill Lynch & Co., Inc.
1.94%, 5/8/09 (l)	6,000,000	5,891,424
Monumental Global Funding II
0.40%, 3/26/10 (l)	10,000,000	9,039,370
Monumental Global Funding Ltd.
2.20%, 5/24/10 (l)	5,500,000	5,105,468
Pricoa Global Funding I
0.41%, 12/15/09 (l)	11,000,000	10,190,587
0.40%, 6/25/10 (l)	4,999,252	4,421,549
Tango Finance Corp.
0.37%, 6/25/09 (l)	9,998,205	9,939,006

Total Short-Term Investments of Cash Collateral for Securities Loaned		283,817,103

Time Deposit (1.5%)
JP Morgan Chase Nassau
0.001%, 1/2/09	10,513,030	10,513,030

Total Short-Term Investments (41.4%) (Cost/Amortized Cost $299,084,463)		294,330,133

	Principal Amount	Value (Note 1)
Total Investments (140.4%) (Cost/Amortized Cost $1,071,580,731)		$997,904,781
Other Assets Less Liabilities (-40.4%)		(287,377,691)

Net Assets (100%)		$710,527,090

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

ADR—    American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$703,574,648	$294,330,133	$—	$997,904,781
Other Investments*	—	—	—	—

Total	$703,574,648	$294,330,133	$—	$997,904,781

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,201,374,723
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,211,798,701

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$38,252,973
Aggregate gross unrealized depreciation	(138,771,230)

Net unrealized depreciation	$(100,518,257)

Federal income tax cost of investments	$1,098,423,038

At December 31, 2008, the Portfolio had loaned securities with a total value of $290,126,208. This was secured by collateral of $288,571,432 which was received as cash and subsequently invested in short-term investments currently valued at $283,817,103, as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $9,200, which the Portfolio cannot repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $93,412,448 of which $1,353,060 expires in the year 2009, and $92,059,388 expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (26.0%)
Diversified Consumer Services (1.1%)
Sotheby’s, Inc	59,100	$525,399

Hotels, Restaurants & Leisure (7.0%)
Carnival Corp.	70,600	1,716,992
International Game Technology	140,900	1,675,301

		3,392,293

Media (12.5%)
CBS Corp., Class B	284,700	2,331,693
Gannett Co., Inc.	172,300	1,378,400
Interpublic Group of Cos., Inc.*	363,100	1,437,876
Omnicom Group, Inc.	34,000	915,280

		6,063,249

Multiline Retail (2.0%)
Nordstrom, Inc.	71,400	950,334

Specialty Retail (3.4%)
Tiffany & Co.	68,500	1,618,655

Total Consumer Discretionary		12,549,930

Consumer Staples (8.6%)
Beverages (3.2%)
Constellation Brands, Inc., Class A*	97,600	1,539,152

Household Products (5.4%)
Clorox Co.	16,200	900,072
Energizer Holdings, Inc.*	32,100	1,737,894

		2,637,966

Total Consumer Staples		4,177,118

Energy (2.1%)
Oil, Gas & Consumable Fuels (2.1%)
Hess Corp.	19,300	1,035,252

Total Energy		1,035,252

Financials (24.0%)
Capital Markets (10.4%)
Franklin Resources, Inc.	22,400	1,428,672
Janus Capital Group, Inc.	168,100	1,349,843
Northern Trust Corp.	29,200	1,522,488
T. Rowe Price Group, Inc.	20,800	737,152

		5,038,155

Commercial Banks (3.4%)
City National Corp./California	33,300	1,621,710

Insurance (3.7%)
HCC Insurance Holdings, Inc.	27,600	738,300
Markel Corp.*	3,500	1,046,500

		1,784,800

Real Estate Management & Development (6.5%)
CB Richard Ellis Group, Inc., Class A*	354,600	1,531,872
Jones Lang LaSalle, Inc.	58,500	1,620,450

		3,152,322

Total Financials		11,596,987

Health Care (13.0%)
Health Care Equipment & Supplies (2.7%)
Baxter International, Inc.	24,300	1,302,237

	Number of Shares	Value (Note 1)
Health Care Providers & Services (2.7%)
Laboratory Corp. of America Holdings*	20,100	$1,294,641

Health Care Technology (4.9%)
IMS Health, Inc.	157,300	2,384,668

Life Sciences Tools & Services (2.7%)
Thermo Fisher Scientific, Inc.*	37,900	1,291,253

Total Health Care		6,272,799

Industrials (10.2%)
Machinery (3.0%)
Illinois Tool Works, Inc.	41,500	1,454,575

Professional Services (7.2%)
Dun & Bradstreet Corp.	20,900	1,613,480
Equifax, Inc.	70,800	1,877,616

		3,491,096

Total Industrials		4,945,671

Information Technology (12.0%)
Electronic Equipment, Instruments & Components (3.2%)
Anixter International, Inc.*	50,600	1,524,072

IT Services (8.8%)
Accenture Ltd., Class A	71,200	2,334,648
Hewitt Associates, Inc., Class A*	68,000	1,929,840

		4,264,488

Total Information Technology		5,788,560

Total Common Stocks (95.9%) (Cost $69,395,666)		46,366,317

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (3.8%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $1,857,781)	$1,857,781	1,857,781

Total Investments (99.7%) (Cost/Amortized Cost $71,253,447)		48,224,098
Other Assets Less Liabilities (0.3%)		153,257

Net Assets (100%)		$48,377,355

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$ 46,366,317	$ 1,857,781	$ —	$ 48,224,098
Other Investments*	—	—	—	—

Total	$ 46,366,317	$ 1,857,781	$ —	$ 48,224,098

Liabilities
Investments in Securities	$ —	$ —	$ —	$ —
Other Investments*	—	—	—	—

Total	$ —	$ —	$ —	$ —

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$34,609,979
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$20,069,799
As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$358,508
Aggregate gross unrealized depreciation	(23,770,076)

Net unrealized depreciation	$(23,411,568)

Federal income tax cost of investments	$71,635,666

The Portfolio has a net capital loss carryforward of $1,899,483 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS (A):
Automobiles & Components (0.4%)
Exide Technologies, Inc.*	67,480	$356,969
Harley-Davidson, Inc.	14,020	237,920
Motorcar Parts of America, Inc.*	9,096	35,474
Stoneridge, Inc.*	12,948	59,043

		689,406

Banks (2.6%)
Alliance Financial Corp./New York	1,348	31,948
AMCORE Financial, Inc.	1	4
Banco Latinoamericano de Exportaciones S.A., Class E	8,800	126,368
Berkshire Hills Bancorp, Inc.	7,800	240,708
Capital Bank Corp.	6,950	42,673
Carolina Bank Holdings, Inc.*	4,331	25,986
Cascade Financial Corp.	7,081	38,379
Center Financial Corp.	4,240	26,161
Centrue Financial Corp.	8,232	50,791
Century Bancorp, Inc./Massachusetts, Class A	2,385	37,564
CFS Bancorp, Inc.	8,900	34,710
Citizens South Banking Corp.	6,896	41,307
Community Bank Shares of Indiana, Inc.	2,242	27,375
Community Capital Corp.	3,500	25,375
Elmira Savings Bank, FSB	3,500	46,340
Farmers Capital Bank Corp.	1,089	26,593
Fifth Third Bancorp	44,800	370,048
First Bancorp/North Carolina	4,601	84,428
First Bancorp/Puerto Rico	12,725	141,756
First California Financial Group, Inc.*	5,375	29,670
First Citizens BancShares, Inc./North Carolina, Class A	1,168	178,470
First Defiance Financial Corp.	9,458	73,110
First Federal Bancshares of Arkansas, Inc.	4,200	30,870
First Financial Holdings, Inc.	9,200	186,208
First Merchants Corp.	4,076	90,528
First PacTrust Bancorp, Inc.	2,509	24,187
First United Corp.	4,140	55,807
FNB United Corp.	10,727	33,683
Great Southern Bancorp, Inc.	11,223	128,391
HF Financial Corp.	3,300	42,306
HopFed Bancorp, Inc.	4,600	50,600
Horizon Bancorp/Indiana	1,841	23,013
Indiana Community Bancorp	2,700	32,400
Intervest Bancshares Corp., Class A	3,400	13,566
Jefferson Bancshares, Inc./Tennessee	3,000	24,330
LNB Bancorp, Inc.	3,538	18,681
Mackinac Financial Corp.*	900	3,690
Monarch Community Bancorp, Inc.	4,099	14,347
MutualFirst Financial, Inc.	4,098	27,661
New Hampshire Thrift Bancshares, Inc.	5,179	39,723
Northrim BanCorp, Inc.	4,299	44,108
OceanFirst Financial Corp.	10,400	172,640
Old Second Bancorp, Inc.	13,700	158,920
Pacific Premier Bancorp, Inc.*	3,910	15,210
Parkvale Financial Corp.	6,257	77,712
Peoples Bancorp, Inc./Ohio	3,640	69,633
Provident Community Bancshares, Inc.	2,168	18,601
QCR Holdings, Inc.	4,122	41,426

	Number of Shares	Value (Note 1)
Regions Financial Corp.	18,060	$143,758
Renasant Corp.	6,420	109,333
Sandy Spring Bancorp, Inc.	9,330	203,674
Severn Bancorp, Inc./Maryland	8,553	36,521
Simmons First National Corp., Class A	1,127	33,213
Southern Missouri Bancorp, Inc.	3,007	33,348
Southside Bancshares, Inc.	1,641	38,563
Southwest Bancorp, Inc./Oklahoma	11,010	142,690
Sun Bancorp, Inc./New Jersey*	14,459	108,298
Tamalpais Bancorp	4,900	41,503
TF Financial Corp.	2,870	55,391
Timberland Bancorp, Inc./Washington	6,805	50,697
Tower Financial Corp.	3,698	22,373
United Western Bancorp, Inc.	9,762	91,372
Wayne Savings Bancshares, Inc.	2,564	19,333
WSFS Financial Corp.	6,100	292,739

		4,560,811

Capital Goods (9.0%)
Acuity Brands, Inc.	29,700	1,036,827
Aecom Technology Corp.*	69,000	2,120,370
Aircastle Ltd.	51,477	246,060
Albany International Corp., Class A	24,571	315,492
Alliant Techsystems, Inc.*	8,390	719,526
Ampco-Pittsburgh Corp.	8,700	188,790
A-Power Energy Generation Systems Ltd.*	42,010	180,643
Beacon Roofing Supply, Inc.*	500	6,940
EnPro Industries, Inc.*	19,210	413,783
Esterline Technologies Corp.*	24,709	936,224
Federal Signal Corp.	46,075	378,276
Force Protection, Inc.*	5,480	32,770
GATX Corp.	43,200	1,337,904
Goodrich Corp.	26,090	965,852
GrafTech International Ltd.*	2,380	19,802
Griffon Corp.*	37,600	350,808
H&E Equipment Services, Inc.*	18,102	139,566
Hurco Cos., Inc.*	8,749	104,988
Interline Brands, Inc.*	22,740	241,726
L.S. Starrett Co., Class A	12,390	199,479
Masco Corp.	167,100	1,859,823
MFRI, Inc.*	13,830	59,884
Michael Baker Corp.*	7,980	294,542
NACCO Industries, Inc., Class A	2,200	82,302
Navistar International Corp.*	65,660	1,403,811
Shaw Group, Inc.*	11,180	228,855
SIFCO Industries, Inc.*	10,239	60,922
SL Industries, Inc.*	7,594	66,827
Teledyne Technologies, Inc.*	14,619	651,276
Thomas & Betts Corp.*	31,929	766,935
Universal Forest Products, Inc.	6,174	166,142
W.W. Grainger, Inc.	3,900	307,476
Willis Lease Finance Corp.*	11,602	107,551

		15,992,172

Commercial & Professional Services (2.8%)
AT Cross Co., Class A*	710	1,974
Avery Dennison Corp.	34,300	1,122,639
CDI Corp.	14,200	183,748
Comfort Systems USA, Inc.	5,531	58,961
COMSYS IT Partners, Inc.*	8,100	18,144
Deluxe Corp.	31,945	477,897
GP Strategies Corp.*	9,365	42,143
Hudson Highland Group, Inc.*	12,980	43,483

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Industrial Services of America, Inc.	7,390	$38,945
Kelly Services, Inc., Class A	16,981	220,923
Kimball International, Inc., Class B	10,232	88,098
LECG Corp.*	29,799	199,951
National Technical Systems, Inc.	7,067	26,501
On Assignment, Inc.*	43,895	248,885
R.R. Donnelley & Sons Co.	99,750	1,354,605
Sykes Enterprises, Inc.*	10,100	193,112
Viad Corp.	20,400	504,696
Volt Information Sciences, Inc.*	15,380	111,197

		4,935,902

Consumer Durables & Apparel (4.0%)
Blyth, Inc.	14,804	116,063
D.R. Horton, Inc.	14,920	105,484
Hasbro, Inc.	46,778	1,364,514
JAKKS Pacific, Inc.*	3,600	74,268
Jarden Corp.*	37,481	431,032
Leggett & Platt, Inc.	111,000	1,686,090
M.D.C. Holdings, Inc.	20,606	624,362
M/I Homes, Inc.	200	2,108
Mohawk Industries, Inc.*	24,182	1,039,101
National Presto Industries, Inc.	2	154
Skechers U.S.A., Inc., Class A*	12,003	153,878
Steven Madden Ltd.*	13,243	282,341
Tupperware Brands Corp.	16,389	372,030
Warnaco Group, Inc.*	37,900	743,977
Wolverine World Wide, Inc.	1,830	38,503

		7,033,905

Consumer Services (3.1%)
Ark Restaurants Corp.	4,072	46,543
Bob Evans Farms, Inc.	30,100	614,943
Brinker International, Inc.	24,200	255,068
CEC Entertainment, Inc.*	22,200	538,350
Cheesecake Factory, Inc.*	60,920	615,292
Coinstar, Inc.*	22,739	443,638
Cracker Barrel Old Country Store, Inc.	22,020	453,392
DineEquity, Inc.	17,271	199,653
International Game Technology	40,250	478,572
Life Time Fitness, Inc.*	20,159	261,059
Marcus Corp.	17,900	290,517
McCormick & Schmick’s Seafood Restaurants, Inc.*	14,633	58,825
Regis Corp.	47,100	684,363
Sonic Corp.*	34,139	415,471
Speedway Motorsports, Inc.	15,200	244,872

		5,600,558

Diversified Financials (0.3%)
American Physicians Service Group, Inc.	8,700	187,137
Cowen Group, Inc.*	8,800	54,912
Dollar Financial Corp.*	24,500	252,350
Encore Capital Group, Inc.*	2,000	14,400
QC Holdings, Inc.	8,808	33,382

		542,181

Energy (6.8%)
Alpha Natural Resources, Inc.*	18,040	292,068
Atlas America, Inc.	6,610	98,158
Barnwell Industries, Inc.	15,600	69,420
Bristow Group, Inc.*	1,000	26,790
Clayton Williams Energy, Inc.*	3,295	149,725
Crosstex Energy, Inc.	31,340	122,226

	Number of Shares	Value (Note 1)
Delek U.S. Holdings, Inc.	18,100	$95,749
Diamond Offshore Drilling, Inc.	3,012	177,527
ENGlobal Corp.*	7,200	23,400
ENSCO International, Inc.	9,246	262,494
Forest Oil Corp.*	67,824	1,118,418
HKN, Inc.*	13,024	38,681
Hornbeck Offshore Services, Inc.*	15,895	259,724
ION Geophysical Corp.*	40,746	139,759
Kinder Morgan Management LLC*	1	40
Massey Energy Co.	60,940	840,363
Newfield Exploration Co.*	89,125	1,760,219
Penn Virginia Corp.	4,810	124,964
Range Resources Corp.	1,700	58,463
SEACOR Holdings, Inc.*	19,800	1,319,670
Southern Union Co.	82,320	1,073,453
Sunoco, Inc.	47,376	2,058,961
Tidewater, Inc.	41,030	1,652,278
Trico Marine Services, Inc.*	6,998	31,281
VAALCO Energy, Inc.*	36,227	269,529
Western Refining, Inc.	11,907	92,398

		12,155,758

Food & Staples Retailing (1.0%)
Andersons, Inc.	1,930	31,806
BJ’s Wholesale Club, Inc.*	39,000	1,336,140
Nash Finch Co.	4,500	202,005
Winn-Dixie Stores, Inc.*	17,760	285,936

		1,855,887

Food, Beverage & Tobacco (1.9%)
Cal-Maine Foods, Inc.	13,840	397,208
Corn Products International, Inc.	38,600	1,113,610
Dean Foods Co.*	24,300	436,671
Flowers Foods, Inc.	10,640	259,191
Omega Protein Corp.*	29,794	119,474
Tasty Baking Co.	5,580	18,916
Tyson Foods, Inc., Class A	108,900	953,964

		3,299,034

Health Care Equipment & Services (5.8%)
American Dental Partners, Inc.*	20,380	141,437
American Medical Systems Holdings, Inc.*	63,390	569,876
AMERIGROUP Corp.*	22,460	663,019
Anika Therapeutics, Inc.*	12,401	37,699
Capital Senior Living Corp.*	27,946	83,279
Cardiac Science Corp.*	16,900	126,750
Community Health Systems, Inc.*	78,700	1,147,446
Cooper Cos., Inc.	46,260	758,664
Cynosure, Inc., Class A*	13,545	123,666
Health Net, Inc.*	90,000	980,100
Hologic, Inc.*	128,252	1,676,254
Kewaunee Scientific Corp.	3,092	27,859
Kindred Healthcare, Inc.*	4,800	62,496
Kinetic Concepts, Inc.*	35,037	672,010
Molina Healthcare, Inc.*	1,100	19,371
National Dentex Corp.*	10,071	45,823
NovaMed, Inc.*	17,337	59,986
Odyssey HealthCare, Inc.*	22,112	204,536
Omnicare, Inc.	24,570	682,063
Orthofix International N.V.*	19,300	295,869
QuadraMed Corp.*	6,658	32,624
Res-Care, Inc.*	7,746	116,345
Sirona Dental Systems, Inc.*	8,765	92,033
SonoSite, Inc.*	12,105	230,963

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Span-America Medical Systems, Inc.	2,050	$19,496
Teleflex, Inc.	21,214	1,062,821
Universal American Financial Corp.*	31,600	278,712
Zoll Medical Corp.*	4,933	93,184

		10,304,381

Household & Personal Products (0.6%)
China Sky One Medical, Inc.*	3,169	50,672
Elizabeth Arden, Inc.*	9,065	114,310
Estee Lauder Cos., Inc., Class A	8,000	247,680
Inter Parfums, Inc.	12,493	95,946
Natural Alternatives International, Inc.*	5,100	31,110
Nu Skin Enterprises, Inc., Class A	16,450	171,574
Nutraceutical International Corp.*	10,530	80,976
Prestige Brands Holdings, Inc.*	9,786	103,242
Revlon, Inc., Class A*	25,005	166,783

		1,062,293

Insurance (3.4%)
American Equity Investment Life Holding Co.	44,151	309,057
American Financial Group, Inc./Ohio	15,900	363,792
Argo Group International Holdings Ltd.*	5,600	189,952
Aspen Insurance Holdings Ltd.	1,220	29,585
Everest Reinsurance Group Ltd.	2,370	180,452
FBL Financial Group, Inc., Class A	6,634	102,495
Hanover Insurance Group, Inc.	29,000	1,246,130
Old Republic International Corp.	154,138	1,837,325
Presidential Life Corp.	12,554	124,159
Unico American Corp.*	2,560	22,554
Unitrin, Inc.	28,180	449,189
Unum Group	16,418	305,375
Willis Group Holdings Ltd.	32,764	815,168

		5,975,233

Materials (4.7%)
Buckeye Technologies, Inc.*	41,960	152,734
Bway Holding Co.*	16,155	128,594
Compass Minerals International, Inc.	23,900	1,401,974
Continental Materials Corp.*	300	4,827
Ferro Corp.	41,380	291,729
Friedman Industries, Inc.	10,261	68,544
Glatfelter	5,490	51,057
Innophos Holdings, Inc.	11,000	217,910
Innospec, Inc.	34,952	205,867
International Flavors & Fragrances, Inc.	7,200	213,984
KapStone Paper and Packaging Corp.*	17,100	40,698
Lubrizol Corp.	46,100	1,677,579
Minerals Technologies, Inc.	5,725	234,153
Olin Corp.	72,278	1,306,786
Rock-Tenn Co., Class A	14,700	502,446
RPM International, Inc.	53,221	707,307
Schweitzer-Mauduit International, Inc.	15,102	302,342
Scotts Miracle-Gro Co., Class A	19,485	579,094
Stepan Co.	3,659	171,936
WHX Corp.*	233	1,864

		8,261,425

Media (2.2%)
Arbitron, Inc.	6,230	82,734
Cinemark Holdings, Inc.	14,580	108,330
Discovery Communications, Inc., Class A*	78,410	1,110,286

	Number of Shares	Value (Note 1)
Fisher Communications, Inc.	7,713	$159,196
Harte-Hanks, Inc.	11,363	70,905
Interpublic Group of Cos., Inc.*	312,472	1,237,389
Live Nation, Inc.*	63,509	364,542
Mediacom Communications Corp., Class A*	7,624	32,783
Scholastic Corp.	3,700	50,246
Virgin Media, Inc.	131,072	654,049

		3,870,460

Pharmaceuticals, Biotechnology & Life Sciences (5.0%)
Albany Molecular Research, Inc.*	24,800	241,552
Cambrex Corp.*	10,430	48,187
Caraco Pharmaceutical Laboratories Ltd.*	20,368	120,579
Facet Biotech Corp.*	7,444	71,390
Harvard Bioscience, Inc.*	12,416	32,902
Illumina, Inc.*	5,700	148,485
King Pharmaceuticals, Inc.*	9,876	104,883
Life Technologies Corp.*	66,719	1,555,220
Maxygen, Inc.*	37,025	330,263
Medicis Pharmaceutical Corp., Class A	47,900	665,810
Mylan, Inc.*	45,250	447,523
Myriad Genetics, Inc.*	17,200	1,139,672
OSI Pharmaceuticals, Inc.*	18,190	710,319
Pain Therapeutics, Inc.*	15,745	93,210
PAREXEL International Corp.*	39,640	384,904
PDL BioPharma, Inc.	37,221	230,026
PerkinElmer, Inc.	1,900	26,429
Perrigo Co.	34,568	1,116,892
Watson Pharmaceuticals, Inc.*	50,100	1,331,157

		8,799,403

Real Estate (0.0%)
CB Richard Ellis Group, Inc., Class A*	3,320	14,342

		14,342

Retailing (8.6%)
Advance Auto Parts, Inc.	47,998	1,615,133
Aeropostale, Inc.*	36,700	590,870
AMCON Distributing Co.	1,445	23,843
Aristotle Corp.*	2,980	10,817
AutoZone, Inc.*	10,000	1,394,700
Barnes & Noble, Inc.	11,915	178,725
Big 5 Sporting Goods Corp.	4,200	21,882
Big Lots, Inc.*	76,770	1,112,397
Build-A-Bear Workshop, Inc.*	3,000	14,580
Cabela’s, Inc.*	42,337	246,825
Childrens Place Retail Stores, Inc.*	25,300	548,504
Conn’s, Inc.*	4,900	41,552
Dress Barn, Inc.*	11,980	128,665
Duckwall-ALCO Stores, Inc.*	2,300	22,034
Expedia, Inc.*	146,600	1,207,984
Guess?, Inc.	30,620	470,017
Gymboree Corp.*	27,963	729,555
Jo-Ann Stores, Inc.*	25,000	387,250
Jos. A. Bank Clothiers, Inc.*	18,600	486,390
Limited Brands, Inc.	171,498	1,721,840
Men’s Wearhouse, Inc.	11,800	159,772
Monro Muffler, Inc.	12,490	318,495
Netflix, Inc.*	37,400	1,117,886
PEP Boys-Manny, Moe & Jack	15,118	62,437
priceline.com, Inc.*	14,120	1,039,938

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
RadioShack Corp	95,097	$1,135,458
REX Stores Corp.*	16,940	136,706
Signet Jewelers Ltd.	29,084	252,158
Stage Stores, Inc.	5,750	47,438
Systemax, Inc.	10,700	115,239

		15,339,090

Semiconductors & Semiconductor Equipment (3.8%)
Actel Corp.*	28,300	331,676
Applied Micro Circuits Corp.*	2,600	10,218
Cirrus Logic, Inc.*	57,820	154,958
Cypress Semiconductor Corp.*	55,800	249,426
DSP Group, Inc.*	23,915	191,798
Exar Corp.*	30,681	204,642
Fairchild Semiconductor International, Inc.*	108,900	532,521
FEI Co.*	16,806	316,961
Integrated Device Technology, Inc.*.	108,700	609,807
IXYS Corp.	25,000	206,500
LSI Corp.*	196,520	646,551
Marvell Technology Group Ltd.*	178,853	1,192,950
Semitool, Inc.*	14,415	43,966
Skyworks Solutions, Inc.*	167,800	929,612
Standard Microsystems Corp.*	23,900	390,526
TriQuint Semiconductor, Inc.*	106,110	365,018
Ultratech, Inc.*	7,800	93,288
Veeco Instruments, Inc.*	41,920	265,773

		6,736,191

Software & Services (15.6%)
Akamai Technologies, Inc.*	12,100	182,589
BMC Software, Inc.*	72,800	1,959,048
CA, Inc.	98,300	1,821,499
CACI International, Inc., Class A*	7,500	338,175
CIBER, Inc.*	47,300	227,513
Computer Sciences Corp.*	62,300	2,189,222
Computer Task Group, Inc.*	10,613	34,174
Compuware Corp.*	187,000	1,262,250
DST Systems, Inc.*	26,418	1,003,356
Dynamics Research Corp.*	3,880	31,040
EarthLink, Inc.*	110,300	745,628
Fair Isaac Corp.	35,751	602,762
GSI Commerce, Inc.*	9,900	104,148
Hewitt Associates, Inc., Class A*	61,900	1,756,722
IAC/InterActiveCorp*	62,300	979,979
Interwoven, Inc.*	36,000	453,600
Intuit, Inc.*	46,740	1,111,944
INX, Inc.*	7,110	30,573
JDA Software Group, Inc.*	21,200	278,356
Lawson Software, Inc.*	87,505	414,774
MAXIMUS, Inc.	18,800	660,068
Mentor Graphics Corp.*	87,900	454,443
Metavante Technologies, Inc.*	20,434	329,192
Ness Technologies, Inc.*	48,870	209,163
Net 1 UEPS Technologies, Inc.*	23,810	326,197
NetScout Systems, Inc.*	18,400	158,608
Novell, Inc.*	87,849	341,733
Nuance Communications, Inc.*	70,800	733,488
Parametric Technology Corp.*	100,900	1,276,385
Perot Systems Corp., Class A*	13,174	180,088
Quest Software, Inc.*	56,700	713,853
Radiant Systems, Inc.*	10,880	36,666
SAVVIS, Inc.*	9,500	65,455
Sohu.com, Inc.*	28,000	1,325,520
SumTotal Systems, Inc.*	24,100	68,444

	Number of Shares	Value (Note 1)
Sybase, Inc.*	53,440	$1,323,709
Synopsys, Inc.*	85,900	1,590,868
TechTeam Global, Inc.*	11,160	65,286
TIBCO Software, Inc.*	162,600	843,894
United Online, Inc.	80,700	489,849
Wayside Technology Group, Inc	3,727	26,089
Web.com Group, Inc.*	7,143	26,143
Wind River Systems, Inc.*	70,200	633,906
Wright Express Corp.*	23,600	297,360

		27,703,759

Technology Hardware & Equipment (6.5%)
Adaptec, Inc.*	3	10
Agilysys, Inc.	25,940	111,283
Arris Group, Inc.*	121,312	964,430
Astro-Med, Inc.	10,800	65,556
Avocent Corp.*	40,310	721,952
Black Box Corp.	17,200	449,264
Coherent, Inc.*	19,700	422,762
Communications Systems, Inc.	1,250	9,750
CPI International, Inc.*	4,572	39,594
CTS Corp.	21,630	119,181
Dycom Industries, Inc.*	22,260	182,977
Electronics for Imaging, Inc.*	53,520	511,651
Emulex Corp.*	81,251	567,132
Gerber Scientific, Inc.*	21,077	107,703
Harris Corp.	55,035	2,094,082
Imation Corp.	5,700	77,349
Insight Enterprises, Inc.*	15,100	104,190
IntriCon Corp.*	5,100	18,360
LeCroy Corp.*	22,300	68,015
Loral Space & Communications, Inc.*	2,540	36,906
Measurement Specialties, Inc.*	10,800	75,060
Molex, Inc.	32,510	471,070
NCR Corp.*	56,900	804,566
Oplink Communications, Inc.*	20,800	178,880
Optelecom-NKF, Inc.*	7,142	30,068
OSI Systems, Inc.*	18,000	249,300
PC Mall, Inc.*	2,610	10,466
QLogic Corp.*	111,800	1,502,592
RadiSys Corp.*	32,728	180,986
RADWARE Ltd.*	11,640	63,147
Richardson Electronics Ltd.	15,920	46,964
Sun Microsystems, Inc.*	29,500	112,690
Super Micro Computer, Inc.*	24,900	157,617
Symmetricom, Inc.*	30,808	121,692
SYNNEX Corp.*	19,130	216,743
Technitrol, Inc.	9,360	32,573
TESSCO Technologies, Inc.*	10,374	90,358
Tollgrade Communications, Inc.*	10,200	48,756
ViaSat, Inc.*	1,500	36,120
Vicon Industries, Inc.*	3,269	18,241
Vishay Intertechnology, Inc.*	133,306	455,906

		11,575,942

Telecommunication Services (2.1%)
Atlantic Tele-Network, Inc.	2,911	77,287
CenturyTel, Inc.	55,818	1,525,506
Consolidated Communications Holdings, Inc.	21,865	259,756
HickoryTech Corp.	10,989	59,780
Premiere Global Services, Inc.*	58,900	507,129
SureWest Communications	13,198	150,721
U.S. Cellular Corp.*	23,069	997,504

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
USA Mobility, Inc.*	13,655	$157,988

		3,735,671

Transportation (2.8%)
Air T., Inc.	4,409	26,013
CAI International, Inc.*	9,130	28,942
Pacer International, Inc.	36,300	378,609
Park-Ohio Holdings Corp.*	9,400	57,998
Ryder System, Inc.	43,600	1,690,808
Saia, Inc.*	16,200	175,932
SkyWest, Inc.	52,430	975,198
Star Bulk Carriers Corp.	24,309	62,474
TBS International Ltd., Class A*	19,810	198,694
Ultrapetrol Bahamas Ltd.*	5,100	16,269
UTi Worldwide, Inc.	101,060	1,449,201

		5,060,138

Utilities (3.0%)
AGL Resources, Inc.	1,141	35,770
Alliant Energy Corp.	36,246	1,057,658
CMS Energy Corp.	82,632	835,410
El Paso Electric Co.*	12,810	231,733
MDU Resources Group, Inc.	96,792	2,088,771
NorthWestern Corp.	34,400	807,368
NV Energy, Inc.	31,600	312,524

		5,369,234

Total Common Stocks (96.0%) (Cost $178,847,135)		170,473,176

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Collateral for Securities Sold Short (90.0%)
Custodian Trust Company Sweep 0.50%, 1/2/09	$159,785,592	159,785,592

Repurchase Agreement (6.2%)
Custodian Trust Co., dated 12/31/08 due 1/2/09 at 0.20% with maturity value of $11,033,689 (fully collateralized by U.S. Treasury Securities with a value of $11,355,679.)	11,034,648	11,034,648

Total Short-Term Investments (96.2%) (Amortized Cost $170,820,240)		170,820,240

Total Investments Before Securities Sold Short (192.2%) (Cost/Amortized Cost $349,667,375)		341,293,416

	Number of Shares	Value (Note 1)
SECURITIES SOLD SHORT:
Automobiles & Components (-3.0%)
Amerigon, Inc.*	(16,100)	(52,486)
ArvinMeritor, Inc.	(50,898)	(145,059)
Autoliv, Inc.	(16,240)	(348,511)
BorgWarner, Inc.	(87,030)	(1,894,643)
Cooper Tire & Rubber Co.	(55,120)	(339,539)
Dorman Products, Inc.*	(6,679)	(88,163)
Fuel Systems Solutions, Inc.*	(700)	(22,932)
Gentex Corp.	(132,600)	(1,170,858)
Goodyear Tire & Rubber Co.*	(189,100)	(1,128,927)
Modine Manufacturing Co.	(2,624)	(12,779)
Superior Industries International, Inc.	(16,000)	(168,320)
Tenneco, Inc.*	(700)	(2,065)

	Number of Shares	Value (Note 1)
Williams Controls, Inc.*	(3,240)	$(23,587)

		(5,397,869)

Banks (-2.8%)
AMCORE Financial, Inc.	(5)	(19)
Atlantic Coast Federal Corp.	(1,872)	(7,282)
BankFinancial Corp.	(14,965)	(152,493)
Capitol Federal Financial	(5,800)	(264,480)
Columbia Banking System, Inc.	(9,800)	(116,914)
Comerica, Inc.	(43,960)	(872,606)
Commerce Bancshares, Inc./Missouri	(800)	(35,160)
Commonwealth Bankshares, Inc.	(3,600)	(25,812)
First Horizon National Corp.	(145,655)	(1,539,567)
KeyCorp	(133,000)	(1,133,160)
LSB Corp.	(300)	(2,220)
SVB Financial Group*	(1,060)	(27,804)
Synovus Financial Corp.	(103,900)	(862,370)
Taylor Capital Group, Inc.	(16,784)	(98,186)
Waterstone Financial, Inc.*	(800)	(2,680)

		(5,140,753)

Capital Goods (-12.3%)
AAON, Inc.	(10,789)	(225,274)
AAR Corp.*	(14,864)	(273,646)
Actuant Corp., Class A	(57,400)	(1,091,748)
Aerovironment, Inc.*	(2,300)	(84,663)
Allied Defense Group, Inc.*	(3,716)	(23,039)
Ameron International Corp.	(400)	(25,168)
AMETEK, Inc.	(22,631)	(683,683)
Astec Industries, Inc.*	(16,330)	(511,619)
Badger Meter, Inc.	(1,800)	(52,236)
Blount International, Inc.*	(29,420)	(278,902)
Brady Corp., Class A	(11,550)	(276,622)
Breeze-Eastern Corp.*	(5,800)	(44,950)
Bucyrus International, Inc.	(59,842)	(1,108,274)
Ceradyne, Inc.*	(28,360)	(575,992)
CLARCOR, Inc.	(38,136)	(1,265,352)
Curtiss-Wright Corp.	(13,800)	(460,782)
Dynamic Materials Corp.	(10,660)	(205,845)
DynCorp International, Inc., Class A*	(500)	(7,585)
Encore Wire Corp.	(800)	(15,168)
Flanders Corp.*	(13,774)	(64,600)
General Cable Corp.*	(43,840)	(775,530)
Gibraltar Industries, Inc.	(3,000)	(35,820)
Gorman-Rupp Co.	(2,500)	(77,800)
Graham Corp.	(10,200)	(110,364)
Granite Construction, Inc.	(14,500)	(636,985)
Greenbrier Cos., Inc.	(13,813)	(94,895)
Harsco Corp.	(29,804)	(824,975)
HEICO Corp.	(1,060)	(41,160)
Herley Industries, Inc.*	(2,000)	(24,560)
Hexcel Corp.*	(89,151)	(658,826)
II-VI, Inc.*	(12,300)	(234,807)
Innovative Solutions & Support, Inc.	(3,520)	(13,904)
Insteel Industries, Inc.	(5,400)	(60,966)
Integrated Electrical Services, Inc.*	(10,565)	(92,549)
Joy Global, Inc.	(52,900)	(1,210,881)
Kaydon Corp.	(24,900)	(855,315)
Kennametal, Inc.	(300)	(6,657)
Ladish Co., Inc.*	(16,000)	(221,600)
Lawson Products, Inc.	(299)	(6,832)
McDermott International, Inc.*	(32,000)	(316,160)
Met-Pro Corp.	(8,367)	(111,448)
Miller Industries, Inc.*	(8,370)	(44,361)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Mueller Industries, Inc.	(3,400)	$(85,272)
Nordson Corp.	(32,535)	(1,050,555)
Oshkosh Corp.	(74,600)	(663,194)
PGT, Inc.*	(9,600)	(10,848)
Polypore International, Inc.*	(12,200)	(92,232)
RBC Bearings, Inc.*	(13,503)	(273,841)
Roper Industries, Inc.	(21,960)	(953,284)
Spirit AeroSystems Holdings, Inc., Class A*	(41,259)	(419,604)
Sun Hydraulics Corp.	(2,300)	(43,332)
Tecumseh Products Co., Class B*	(4,500)	(42,975)
Terex Corp.*	(93,400)	(1,617,688)
Textron, Inc.	(29,400)	(407,778)
Todd Shipyards Corp.	(700)	(8,400)
TransDigm Group, Inc.*	(11,100)	(372,627)
United Capital Corp.*	(2,140)	(38,820)
United Rentals, Inc.*	(274)	(2,499)
USG Corp.*	(18,600)	(149,544)
Wabash National Corp.	(29,960)	(134,820)
Wabtec Corp.	(23,550)	(936,112)
Watts Water Technologies, Inc., Class A	(10,065)	(251,323)
Woodward Governor Co.	(26,170)	(602,433)

		(21,888,724)

Commercial & Professional Services (-4.3%)
Acacia Research-Acacia Technologies*	(22,200)	(67,488)
Advisory Board Co.*	(19,275)	(429,833)
American Reprographics Co.*	(1,009)	(6,962)
Cenveo, Inc.*	(39,110)	(174,040)
CompX International, Inc.	(3,200)	(16,896)
Consolidated Graphics, Inc.*	(11,579)	(262,149)
Courier Corp.	(409)	(7,321)
First Advantage Corp., Class A*	(13,174)	(186,412)
FTI Consulting, Inc.*	(100)	(4,468)
GeoEye, Inc.*	(640)	(12,307)
Healthcare Services Group, Inc.	(24,852)	(395,892)
Interface, Inc., Class A	(33,419)	(155,064)
Iron Mountain, Inc.*	(76,914)	(1,902,083)
McGrath RentCorp	(11,165)	(238,484)
Mobile Mini, Inc.*	(1,950)	(28,119)
Monster Worldwide, Inc.*	(115,630)	(1,397,967)
Multi-Color Corp.	(1,654)	(26,166)
Robert Half International, Inc.	(94,400)	(1,965,408)
Schawk, Inc.	(16,525)	(189,377)
School Specialty, Inc.*	(5,700)	(108,984)
Standard Register Co.	(8,980)	(80,191)

		(7,655,611)

Consumer Durables & Apparel (-1.3%)
Centex Corp.	(500)	(5,320)
Eastman Kodak Co.	(102,800)	(676,424)
Jones Apparel Group, Inc.	(110)	(645)
K-Swiss, Inc., Class A	(27,579)	(314,401)
Lazare Kaplan International, Inc.*	(200)	(834)
Marine Products Corp.	(8,618)	(48,433)
Movado Group, Inc.	(12,220)	(114,746)
Newell Rubbermaid, Inc.	(32,390)	(316,774)
Oxford Industries, Inc.	(960)	(8,419)
Pulte Homes, Inc.	(37,972)	(415,034)
R.G. Barry Corp.*	(900)	(4,680)
Skyline Corp.	(2,880)	(57,571)
Stanley Furniture Co., Inc.	(7,700)	(60,984)

	Number of Shares	Value (Note 1)
Sturm, Ruger & Company, Inc.*	(8,000)	$(47,760)
Universal Electronics, Inc.*	(17,550)	(284,661)
Volcom, Inc.*	(66)	(719)

		(2,357,405)

Consumer Services (-4.1%)
Ambassadors Group, Inc.	(17,848)	(164,202)
BJ’s Restaurants, Inc.*	(10,680)	(115,023)
Capella Education Co.*	(13,770)	(809,125)
Choice Hotels International, Inc.	(26,160)	(786,370)
Domino’s Pizza, Inc.*	(78)	(367)
Learning Tree International, Inc.*	(824)	(7,021)
Luby’s, Inc.*	(600)	(2,514)
Mac-Gray Corp.*	(6,576)	(42,744)
Matthews International Corp., Class A	(12,620)	(462,902)
Monarch Casino & Resort, Inc.*	(2,800)	(32,620)
Morgans Hotel Group Co.*	(19,280)	(89,845)
Orient-Express Hotels Ltd., Class A	(4,600)	(35,236)
Penn National Gaming, Inc.*	(44,400)	(949,272)
Scientific Games Corp., Class A*	(4,756)	(83,420)
Service Corp. International	(111,000)	(551,670)
Sonesta International Hotels Corp., Class A	(600)	(8,202)
Starwood Hotels & Resorts Worldwide, Inc.	(67,310)	(1,204,849)
Strayer Education, Inc.	(7,700)	(1,650,957)
Texas Roadhouse, Inc., Class A*	(20,636)	(159,929)

		(7,156,268)

Diversified Financials (-5.7%)
Affiliated Managers Group, Inc.*	(35,700)	(1,496,544)
Eaton Vance Corp.	(70,500)	(1,481,205)
Epoch Holding Corp.	(14,207)	(107,831)
Federated Investors, Inc., Class B	(50,721)	(860,228)
Financial Federal Corp.	(24,800)	(577,096)
GAMCO Investors, Inc., Class A	(1,600)	(43,712)
Janus Capital Group, Inc.	(114,800)	(921,844)
Jefferies Group, Inc.	(39,380)	(553,683)
LaBranche & Co., Inc.*	(34,300)	(164,297)
MarketAxess Holdings, Inc.*	(8,900)	(72,624)
Moody’s Corp.	(43,876)	(881,469)
MSCI, Inc., Class A*	(13,400)	(237,984)
Nelnet, Inc., Class A	(6,050)	(86,696)
NewStar Financial, Inc.*	(596)	(2,378)
optionsXpress Holdings, Inc.	(6,400)	(85,504)
Piper Jaffray Cos., Inc.*	(17,177)	(682,958)
Resource America, Inc., Class A	(10,301)	(41,204)
SEI Investments Co.	(38,079)	(598,221)
SLM Corp.*	(1,294)	(11,517)
Stifel Financial Corp.*	(15,180)	(696,003)
SWS Group, Inc.	(6,960)	(131,892)
TradeStation Group, Inc.*	(8,200)	(52,890)
Waddell & Reed Financial, Inc., Class A	(3,600)	(55,656)
Westwood Holdings Group, Inc.	(5,588)	(158,755)

		(10,002,191)

Energy (-9.4%)
ATP Oil & Gas Corp.*	(1,600)	(9,360)
Berry Petroleum Co., Class A	(16,321)	(123,387)
Bronco Drilling Co., Inc.*	(14,000)	(90,440)
Cabot Oil & Gas Corp.	(27,522)	(715,572)
CARBO Ceramics, Inc.	(12,800)	(454,784)
Cimarex Energy Co.	(39,800)	(1,065,844)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
CNX Gas Corp.*	(27,330)	$(746,109)
Concho Resources, Inc.*	(3,630)	(82,837)
CREDO Petroleum Corp.*	(3,987)	(33,571)
Denbury Resources, Inc.*	(9,800)	(107,016)
Dresser-Rand Group, Inc.*	(38,190)	(658,777)
Enbridge Energy Management LLC*	(156)	(3,824)
Encore Acquisition Co.*	(169)	(4,313)
EXCO Resources, Inc.*	(73,000)	(661,380)
Exterran Holdings, Inc.*	(54,280)	(1,156,164)
FMC Technologies, Inc.*	(19,700)	(469,451)
Frontier Oil Corp.	(78,405)	(990,255)
GeoResources, Inc.*	(6,721)	(58,405)
Global Industries Ltd.*	(68,000)	(237,320)
Goodrich Petroleum Corp.*	(19,550)	(585,522)
Gulf Island Fabrication, Inc.	(11,600)	(167,156)
Helmerich & Payne, Inc.	(23,200)	(527,800)
Holly Corp.	(36,415)	(663,845)
IHS, Inc., Class A*	(33,946)	(1,270,259)
James River Coal Co.*	(25,100)	(384,783)
NATCO Group, Inc., Class A*	(20,687)	(314,029)
Oceaneering International, Inc.*	(43,300)	(1,261,762)
Petrohawk Energy Corp.*	(37,100)	(579,873)
Pioneer Natural Resources Co	(27,200)	(440,096)
Quicksilver Resources, Inc.*	(91,900)	(511,883)
Rex Energy Corp.*	(3,618)	(10,637)
RPC, Inc.	(24,819)	(242,233)
St. Mary Land & Exploration Co.	(57,255)	(1,162,849)
Superior Energy Services, Inc.*	(4,297)	(68,451)
Union Drilling, Inc.*	(6,000)	(31,140)
Venoco, Inc.*	(20,760)	(56,260)
Walter Industries, Inc.	(5,880)	(102,959)
Westmoreland Coal Co.*	(9,200)	(102,120)
World Fuel Services Corp.	(16,254)	(601,398)

		(16,753,864)

Food & Staples Retailing (0.0%)
Great Atlantic & Pacific Tea Co., Inc.*	(1,730)	(10,847)

		(10,847)

Food, Beverage & Tobacco (-0.5%)
Central European Distribution Corp.*	(40,210)	(792,137)
Griffin Land & Nurseries, Inc.	(370)	(13,638)
Hershey Co.	(1,644)	(57,113)

		(862,888)

Health Care Equipment & Services (-3.9%)
Abaxis, Inc.*	(13,900)	(222,817)
Air Methods Corp.*	(4,600)	(73,554)
Align Technology, Inc.*	(4,400)	(38,500)
Alliance Imaging, Inc.*	(17,900)	(142,663)
Almost Family, Inc.*	(4,440)	(199,711)
American Caresource Holding, Inc.*.	(16,087)	(113,413)
Chindex International, Inc.*	(9,845)	(78,268)
Clinical Data, Inc.*	(4,094)	(36,437)
CryoLife, Inc.*	(8,480)	(82,341)
Cyberonics, Inc.*	(6,580)	(109,031)
DexCom, Inc.*	(8,801)	(24,291)
Emeritus Corp.*	(4,200)	(42,126)
Genoptix, Inc.*	(4,560)	(155,405)
Greatbatch, Inc.*	(6,700)	(177,282)
Immucor, Inc.*	(12,685)	(337,167)
Insulet Corp.*	(26,510)	(204,657)
Laboratory Corp. of America Holdings*	(40)	(2,576)

	Number of Shares	Value (Note 1)
Landauer, Inc.	(6,382)	$(467,801)
LHC Group, Inc.*	(3,100)	(111,600)
Micrus Endovascular Corp.*	(6,577)	(76,359)
NxStage Medical, Inc.*	(12,030)	(32,120)
Omnicell, Inc.*	(32,200)	(393,162)
Palomar Medical Technologies, Inc.*.	(18,980)	(218,839)
PDI, Inc.*	(7,965)	(31,940)
Pediatrix Medical Group, Inc.*	(8,930)	(283,081)
Psychiatric Solutions, Inc.*	(33,195)	(924,481)
Rochester Medical Corp.*	(9,800)	(150,724)
Skilled Healthcare Group, Inc., Class A*	(24,600)	(207,624)
STAAR Surgical Co.*	(500)	(1,190)
Sun Healthcare Group, Inc.*	(14,090)	(124,696)
TranS1, Inc.*	(13,323)	(96,059)
Transcend Services, Inc.*	(10,747)	(105,428)
VCA Antech, Inc.*	(78,000)	(1,550,640)
Virtual Radiologic Corp.*	(5,400)	(45,792)

		(6,861,775)

Insurance (-3.2%)
Brown & Brown, Inc.	(7,140)	(149,226)
eHealth, Inc.*	(22,840)	(303,315)
Fidelity National Financial, Inc., Class A	(115,450)	(2,049,238)
Markel Corp.*	(2,585)	(772,915)
Max Capital Group Ltd.	(52,559)	(930,294)
National Interstate Corp.	(3,300)	(58,971)
NYMAGIC, Inc.	(7,692)	(146,533)
Validus Holdings Ltd.	(19,800)	(517,968)
W.R. Berkley Corp.	(22,120)	(685,720)

		(5,614,180)

Materials (-10.8%)
A.M. Castle & Co.	(17,052)	(184,673)
ADA-ES, Inc.*	(4,100)	(12,505)
AEP Industries, Inc.*	(7,100)	(124,818)
AK Steel Holding Corp.	(113,900)	(1,061,548)
Albemarle Corp.	(4,570)	(101,911)
Allegheny Technologies, Inc.	(18,400)	(469,752)
American Vanguard Corp.	(100)	(1,170)
Ashland, Inc.	(3,690)	(38,782)
Ball Corp.	(3,210)	(133,504)
Brush Engineered Materials, Inc.*	(13,150)	(167,268)
Carpenter Technology Corp.	(39,497)	(811,268)
Celanese Corp., Class A	(106,900)	(1,328,767)
Century Aluminum Co.*	(38,380)	(383,800)
CF Industries Holdings, Inc.	(30,400)	(1,494,464)
Commercial Metals Co.	(117,915)	(1,399,651)
Crown Holdings, Inc.*	(37,120)	(712,704)
Deltic Timber Corp.	(7,894)	(361,151)
Eagle Materials, Inc.	(36,378)	(669,719)
Greif, Inc., Class A	(23,452)	(784,000)
ICO, Inc.*	(12,132)	(38,337)
Kaiser Aluminum Corp.	(14,080)	(317,082)
Koppers Holdings, Inc.	(900)	(19,458)
MeadWestvaco Corp.	(136,600)	(1,528,554)
Neenah Paper, Inc.	(280)	(2,475)
NL Industries, Inc.	(1,000)	(13,400)
Northern Technologies International Corp.*	(800)	(5,472)
Owens-Illinois, Inc.*	(27,600)	(754,308)
Pactiv Corp.*	(28,900)	(719,032)
Penford Corp.	(1,802)	(18,236)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Reliance Steel & Aluminum Co.	(53,300)	$(1,062,802)
Rockwood Holdings, Inc.*	(11,830)	(127,764)
Royal Gold, Inc.	(29,740)	(1,463,506)
RTI International Metals, Inc.*	(11,600)	(165,996)
Silgan Holdings, Inc.	(16,110)	(770,219)
Steel Dynamics, Inc.	(167,000)	(1,867,060)
Universal Stainless & Alloy Products, Inc.*	(5,100)	(73,899)
Westlake Chemical Corp.	(3,470)	(56,526)

		(19,245,581)

Media (-2.8%)
4Kids Entertainment, Inc.*	(10,240)	(20,070)
Clear Channel Outdoor Holdings, Inc., Class A*	(12,900)	(79,335)
CTC Media, Inc.*	(52,700)	(252,960)
Dolan Media Co.*	(25,900)	(170,681)
Global Traffic Network, Inc.*	(14,173)	(82,770)
Interactive Data Corp.	(12,600)	(310,716)
Lamar Advertising Co., Class A*	(42,000)	(527,520)
Liberty Global, Inc., Class A*	(114,200)	(1,818,064)
Marvel Entertainment, Inc.*	(10,300)	(316,725)
National CineMedia, Inc.	(40,600)	(411,684)
Outdoor Channel Holdings, Inc.*	(9,431)	(70,638)
Reading International, Inc., Class A*	(3,500)	(13,440)
Regal Entertainment Group, Class A	(47,604)	(486,037)
Rentrak Corp.*	(10,680)	(125,917)
Sinclair Broadcast Group, Inc., Class A	(31,065)	(96,302)
Value Line, Inc.	(1,957)	(67,556)
World Wrestling Entertainment, Inc., Class A	(16,600)	(183,928)

		(5,034,343)

Pharmaceuticals, Biotechnology & Life Sciences (-3.9%)
Allos Therapeutics, Inc.*	(48,958)	(299,623)
AMAG Pharmaceuticals, Inc.*	(7,635)	(273,715)
Amylin Pharmaceuticals, Inc.*	(12,540)	(136,059)
Arena Pharmaceuticals, Inc.*	(47,361)	(197,495)
ArQule, Inc.*	(176)	(743)
Array BioPharma, Inc.*	(40,261)	(163,057)
BioMimetic Therapeutics, Inc.*	(5,800)	(53,476)
BioSphere Medical, Inc.*	(1,693)	(3,267)
Cepheid, Inc.*	(49,820)	(517,132)
CombiMatrix Corp.*	(1,600)	(11,120)
Cytori Therapeutics, Inc.*	(14,700)	(53,067)
Durect Corp.*	(14,700)	(49,833)
Dyax Corp.*	(3,700)	(13,468)
Enzo Biochem, Inc.*	(28,400)	(138,876)
Exelixis, Inc.*	(72,100)	(361,942)
Incyte Corp.*	(57,105)	(216,428)
Luminex Corp.*	(4,100)	(87,576)
MAP Pharmaceuticals, Inc.*	(7,850)	(54,793)
Momenta Pharmaceuticals, Inc.*	(25,600)	(296,960)
NPS Pharmaceuticals, Inc.*	(48,027)	(298,248)
Obagi Medical Products, Inc.*	(20,625)	(153,862)
Pharmasset, Inc.*	(14,200)	(186,162)
Questcor Pharmaceuticals, Inc.*	(36,340)	(338,325)
Rigel Pharmaceuticals, Inc.*	(1,300)	(10,400)
Seattle Genetics, Inc.*	(27,417)	(245,108)
Sucampo Pharmaceuticals, Inc., Class A*	(8,979)	(51,629)
Theravance, Inc.*	(558)	(6,914)
Vertex Pharmaceuticals, Inc.*	(70,572)	(2,143,977)

	Number of Shares	Value (Note 1)
Vivus, Inc.*	(40,865)	$(217,402)
XenoPort, Inc.*	(14,560)	(365,165)

		(6,945,822)

Real Estate (-0.7%)
Consolidated-Tomoka Land Co.	(400)	(15,276)
Jones Lang LaSalle, Inc.	(33,256)	(921,191)
Stratus Properties, Inc.*	(5,043)	(62,836)
Tejon Ranch Co.*	(7,520)	(186,045)

		(1,185,348)

Retailing (-3.1%)
Abercrombie & Fitch Co., Class A	(80,700)	(1,861,749)
bebe stores, Inc.	(39,100)	(292,077)
Brown Shoe Co., Inc.	(17,312)	(146,633)
Charlotte Russe Holding, Inc.*	(5,310)	(34,462)
Coldwater Creek, Inc.*	(3,100)	(8,835)
Group 1 Automotive, Inc.	(11,100)	(119,547)
J.C. Penney Co., Inc.	(81,600)	(1,607,520)
Macy’s, Inc.	(32,000)	(331,200)
OfficeMax, Inc.	(759)	(5,799)
Penske Automotive Group, Inc.	(44,800)	(344,064)
Sally Beauty Holdings, Inc.*	(2,600)	(14,794)
Shutterfly, Inc.*	(28,280)	(197,677)
Ulta Salon Cosmetics & Fragrance, Inc.*	(24,376)	(201,833)
Williams-Sonoma, Inc.	(23,280)	(182,981)
Winmark Corp.*	(943)	(10,835)
Zumiez, Inc.*	(7,235)	(53,901)

		(5,413,907)

Semiconductors & Semiconductor Equipment (-5.8%)
Atheros Communications, Inc.*	(30,500)	(436,455)
Cavium Networks, Inc.*	(18,200)	(191,282)
FormFactor, Inc.*	(44,180)	(645,028)
Hittite Microwave Corp.*	(19,860)	(585,076)
Intersil Corp., Class A	(400)	(3,676)
KLA-Tencor Corp.	(62,833)	(1,369,131)
Lam Research Corp.*	(84,112)	(1,789,903)
Linear Technology Corp.	(50,319)	(1,113,056)
Mattson Technology, Inc.*	(5,900)	(8,319)
Microchip Technology, Inc.	(69,600)	(1,359,288)
Monolithic Power Systems, Inc.*	(1,180)	(14,880)
National Semiconductor Corp.	(131,900)	(1,328,233)
ON Semiconductor Corp.*	(7,600)	(25,840)
SRS Labs, Inc.*	(13,450)	(64,157)
Techwell, Inc.*	(400)	(2,600)
Tessera Technologies, Inc.*	(14,748)	(175,206)
Transcat, Inc.*	(100)	(780)
Varian Semiconductor Equipment Associates, Inc.*	(70,420)	(1,276,010)
Volterra Semiconductor Corp.*	(800)	(5,720)

		(10,394,640)

Software & Services (-3.9%)
Bitstream, Inc., Class A*	(955)	(4,422)
Broadridge Financial Solutions, Inc.	(19,630)	(246,160)
Callidus Software, Inc.*	(18,887)	(56,472)
Cass Information Systems, Inc.	(4,347)	(132,410)
Cognizant Technology Solutions Corp., Class A*	(36,800)	(664,608)
Commvault Systems, Inc.*	(32,842)	(440,411)
comScore, Inc.*	(15,920)	(202,980)
Concur Technologies, Inc.*	(5,200)	(170,664)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
DealerTrack Holdings, Inc.*	(41,884)	$(498,001)
Double-Take Software, Inc.*	(11,500)	(103,155)
eLoyalty Corp.*	(5,690)	(14,737)
ExlService Holdings, Inc.*	(23,900)	(204,823)
FalconStor Software, Inc.*	(26,300)	(73,114)
Genpact Ltd.*	(59,100)	(485,802)
GSE Systems, Inc.*	(1,700)	(10,030)
Guidance Software, Inc.*	(7,600)	(31,008)
InfoSpace, Inc.	(36,423)	(274,994)
InsWeb Corp.*	(1,650)	(3,927)
Interactive Intelligence, Inc.*	(18,800)	(120,508)
Internet Capital Group, Inc.*	(35,800)	(195,110)
Liquidity Services, Inc.*	(13,140)	(109,456)
Monotype Imaging Holdings, Inc.*	(7,361)	(42,694)
Onvia, Inc.*	(4,900)	(16,758)
Salesforce.com, Inc.*	(52,395)	(1,677,164)
StarTek, Inc.*	(1,745)	(7,765)
SupportSoft, Inc.*	(1,200)	(2,676)
Synchronoss Technologies, Inc.*	(100)	(1,066)
Take-Two Interactive Software, Inc.*	(10,120)	(76,507)
TheStreet.com, Inc.	(11,900)	(34,510)
Ultimate Software Group, Inc.*	(24,460)	(357,116)
VASCO Data Security International, Inc.*	(29,963)	(309,518)
VeriFone Holdings, Inc.*	(3,780)	(18,522)
Vocus, Inc.*	(16,772)	(305,418)

		(6,892,506)

Technology Hardware & Equipment (-6.2%)
Acme Packet, Inc.*	(3,250)	(17,095)
Anixter International, Inc.*	(15,734)	(473,908)
Blue Coat Systems, Inc.*	(8,500)	(71,400)
Brightpoint, Inc.*	(8,659)	(37,667)
Ciena Corp.*	(81,620)	(546,854)
Cray, Inc.*	(1,848)	(3,844)
Daktronics, Inc.	(29,867)	(279,555)
DG FastChannel, Inc.*	(11,277)	(140,737)
Dolby Laboratories, Inc., Class A*	(15,600)	(511,056)
Endwave Corp.*	(4,400)	(10,560)
Globecomm Systems, Inc.*	(14,840)	(81,472)
Immersion Corp.*	(33,636)	(198,116)
Infinera Corp.*	(87,264)	(781,885)
Jabil Circuit, Inc.	(300)	(2,025)
JDS Uniphase Corp.*	(8,500)	(31,025)
Lexmark International, Inc., Class A*	(40,200)	(1,081,380)
Methode Electronics, Inc.	(1,010)	(6,807)
Nam Tai Electronics, Inc.	(50,101)	(275,555)
Netezza Corp.*	(35,750)	(237,380)
Newport Corp.*	(45,284)	(307,026)
Novatel Wireless, Inc.*	(27,230)	(126,347)
NumereX Corp., Class A*	(9,455)	(33,849)
Occam Networks, Inc.*	(8,339)	(20,014)
PC-Tel, Inc.	(5,800)	(38,106)
Plantronics, Inc.	(31,550)	(416,460)
Plexus Corp.*	(43,300)	(733,935)
Rackable Systems, Inc.*	(1,900)	(7,486)
Rimage Corp.*	(489)	(6,557)
Riverbed Technology, Inc.*	(54,600)	(621,894)
SanDisk Corp.*	(175,500)	(1,684,800)
Stratasys, Inc.*	(18,416)	(197,972)
Tech Data Corp.*	(49,028)	(874,660)
TransAct Technologies, Inc.*	(3,950)	(18,130)
USA Technologies, Inc.*	(960)	(2,074)
Video Display Corp.*	(9,109)	(73,054)

	Number of Shares	Value (Note 1)
Western Digital Corp.*	(59,600)	$(682,420)
X-Rite, Inc.*	(284)	(423)
Zebra Technologies Corp., Class A*	(19,470)	(394,462)

		(11,027,990)

Telecommunication Services (-1.5%)
Cbeyond, Inc.*	(26,920)	(430,182)
Global Crossing Ltd.*	(1,580)	(12,545)
iPCS, Inc.*	(429)	(2,943)
MetroPCS Communications, Inc.*	(19,790)	(293,881)
NTELOS Holdings Corp.	(31,900)	(786,654)
SBA Communications Corp., Class A*	(41,600)	(678,912)
Windstream Corp.	(56,500)	(519,800)

		(2,724,917)

Transportation (-1.0%)
Copa Holdings S.A., Class A	(24,209)	(734,017)
Expeditors International of Washington, Inc.	(6,910)	(229,896)
Frozen Food Express Industries, Inc.	(7,400)	(42,032)
Hertz Global Holdings, Inc.*	(42,092)	(213,406)
JetBlue Airways Corp.*	(63,730)	(452,483)
P.A.M. Transportation Services, Inc.*	(700)	(4,900)

		(1,676,734)

Utilities (-2.7%)
Dynegy, Inc., Class A*	(16,626)	(33,252)
Energen Corp.	(49,200)	(1,443,036)
Equitable Resources, Inc.	(60,534)	(2,030,916)
ITC Holdings Corp.	(24,380)	(1,064,918)
Laclede Group, Inc.	(1,160)	(54,334)
Otter Tail Corp.	(7,500)	(174,975)

		(4,801,431)

Total Securities Sold Short (-92.9%) (Proceeds Received $186,440,578)		(165,045,594)

Total Investments (99.3%) (Cost/Amortized Cost $163,226,797)		176,247,822
Other Assets Less Liabilities (0.7%)		1,299,646

Net Assets (100%)		$177,547,468

*	Non-income producing.
(A)	All long positions are pledged as collateral for securities sold short.

Glossary:

REIT    —    Real Estate Investment Trust

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$ 170,473,176	$ 170,820,240	$ —	$ 341,293,416
Other Investments*	—	—	—	—

Total	$ 170,473,176	$ 170,820,240	$ —	$ 341,293,416

Liabilities
Investments in Securities	$ 165,045,594	$ —	$ —	$ 165,045,594
Other Investments*	—	—	—	—

Total	$ 165,045,594	$ —	$ —	$ 165,045,594

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:

Stocks and long-term corporate debt securities	$368,626,350
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$284,045,612

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,241,917
Aggregate gross unrealized depreciation	(24,212,064)

Net unrealized depreciation	$(9,970,147)

Federal income tax cost of investments	$351,263,564

The Portfolio has a net capital loss carryforward of $17,270,529 of which $5,270,478 expires in the year 2014, and $12,000,051 expires in the year 2015.

The Portfolio utilized net capital loss carryforward of $12,905,384 during 2008.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (6.7%)
Hotels, Restaurants & Leisure (0.1%)
Carnival Corp.	124,900	$3,037,568

Media (6.6%)
Time Warner, Inc.	10,480,010	105,428,901
Viacom, Inc., Class B*	2,394,800	45,644,888
Walt Disney Co.	1,858,400	42,167,096

		193,240,885

Total Consumer Discretionary		196,278,453

Consumer Staples (11.8%)
Food Products (8.6%)
General Mills, Inc.	1,451,600	88,184,700
Kraft Foods, Inc., Class A	3,019,729	81,079,723
Unilever N.V. (N.Y. Shares)	3,316,300	81,415,165

		250,679,588

Household Products (3.2%)
Clorox Co.	345,300	19,184,868
Kimberly-Clark Corp.	1,396,220	73,636,643

		92,821,511

Total Consumer Staples		343,501,099

Energy (13.0%)
Energy Equipment & Services (4.5%)
BJ Services Co.	5,390,900	62,911,803
Halliburton Co.	3,725,000	67,720,500

		130,632,303

Oil, Gas & Consumable Fuels (8.5%)
Anadarko Petroleum Corp.	711,000	27,409,050
Chevron Corp.	780,200	57,711,394
Exxon Mobil Corp.	1,742,790	139,126,926
Peabody Energy Corp.	1,099,500	25,013,625

		249,260,995

Total Energy		379,893,298

Financials (13.4%)
Capital Markets (1.8%)
Bank of New York Mellon Corp.	1,803,678	51,098,198

Diversified Financial Services (5.3%)
Bank of America Corp.	3,284,080	46,239,846
Citigroup, Inc.	940,817	6,312,882
JPMorgan Chase & Co.	3,266,190	102,982,971

		155,535,699

Insurance (6.3%)
Hartford Financial Services Group, Inc.	350,700	5,758,494
MetLife, Inc.	1,412,000	49,222,320
Prudential Financial, Inc.	125,665	3,802,623
Travelers Cos., Inc.	2,741,738	123,926,557

		182,709,994

Total Financials		389,343,891

Health Care (15.5%)
Health Care Equipment & Supplies (1.6%)
Baxter International, Inc.	415,550	22,269,324
Covidien Ltd.	646,550	23,430,972

		45,700,296

Health Care Providers & Services (1.1%)
Cardinal Health, Inc.	976,300	33,653,061

	Number of Shares	Value (Note 1)
Pharmaceuticals (12.8%)
Bristol-Myers Squibb Co.	6,417,900	$149,216,175
Johnson & Johnson	690,500	41,312,615
Pfizer, Inc.	2,235,770	39,595,487
Schering-Plough Corp.	4,446,000	75,715,380
Wyeth	1,772,900	66,501,479

		372,341,136

Total Health Care		451,694,493

Industrials (7.1%)
Aerospace & Defense (4.3%)
Honeywell International, Inc.	763,800	25,075,554
Northrop Grumman Corp.	691,200	31,131,648
Raytheon Co.	1,384,777	70,679,018

		126,886,220

Electrical Equipment (0.1%)
Emerson Electric Co.	85,500	3,130,155

Industrial Conglomerates (1.2%)
General Electric Co.	501,500	8,124,300
Tyco International Ltd.	1,192,950	25,767,720

		33,892,020

Machinery (1.5%)
Deere & Co.	1,156,700	44,324,744

Total Industrials		208,233,139

Information Technology (15.7%)
Communications Equipment (0.2%)
Corning, Inc.	625,600	5,961,968

Computers & Peripherals (3.9%)
Hewlett-Packard Co.	1,632,313	59,236,639
International Business Machines Corp.	644,360	54,229,337

		113,465,976

Office Electronics (3.6%)
Xerox Corp.	13,385,587	106,683,129

Semiconductors & Semiconductor Equipment (7.2%)
Analog Devices, Inc.	1,876,500	35,691,030
Fairchild Semiconductor International, Inc.*	6,288,610	30,751,303
Intel Corp.	3,149,200	46,167,272
LSI Corp.*	18,769,615	61,752,033
Micron Technology, Inc.*^	13,195,700	34,836,648

		209,198,286

Software (0.8%)
Borland Software Corp.*	1,493,700	1,568,385
Microsoft Corp.	1,072,000	20,839,680

		22,408,065

Total Information Technology		457,717,424

Materials (3.2%)
Chemicals (2.0%)
Air Products & Chemicals, Inc.	113,400	5,700,618
E.I. du Pont de Nemours & Co.	2,026,650	51,274,245

		56,974,863

Metals & Mining (1.2%)
Alcoa, Inc.	2,910,707	32,774,561
Nucor Corp.	63,500	2,933,700

		35,708,261

Total Materials		92,683,124

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Telecommunication Services (7.0%)
Diversified Telecommunication Services (7.0%)
AT&T, Inc.	2,431,658	$69,302,253
Qwest Communications International, Inc.^	19,105,600	69,544,384
Verizon Communications, Inc.	1,963,600	66,566,040

Total Telecommunication Services		205,412,677

Utilities (3.0%)
Electric Utilities (1.7%)
Southern Co.	1,349,200	49,920,400

Multi-Utilities (1.3%)
Dominion Resources, Inc.	1,035,920	37,127,373

Total Utilities		87,047,773

Total Common Stocks (96.4%) (Cost $3,871,021,706)		2,811,805,371

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (2.6%)
CAM U.S. Finance S.A.U.
3.24%, 2/2/09 (l)	$8,000,000	8,000,000
Comerica Bank
0.62%, 6/19/09 (l)	4,000,186	3,824,046
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	58,003,124	58,003,124
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	3,000,000	2,984,649
Monumental Global Funding II
0.40%, 3/26/10 (l)	4,000,000	3,615,748

Total Short-Term Investments of Cash Collateral for Securities Loaned		76,427,567

Time Deposit (3.4%)
JP Morgan Chase Nassau
0.001%, 1/2/09	98,498,171	98,498,171

Total Short-Term Investments (6.0%) (Cost/Amortized Cost $175,501,481)		174,925,738

Total Investments (102.4%) (Cost/Amortized Cost $4,046,523,187)		2,986,731,109
Other Assets Less Liabilities (-2.4%)		(69,070,979)

Net Assets (100%)		$2,917,660,130

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% – 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Options Written:

Options written through the year ended December 31, 2008 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2008	6,476	$1,472,348
Options Written	19,055	6,110,628
Options Terminated in Closing Purchase Transactions	(10,107)	(5,653,577)
Options Expired	(15,424)	(1,929,399)
Options Exercised	—	—

Options Outstanding - December 31, 2008	—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$ 2,811,805,371	$ 174,925,738	$ —	$ 2,986,731,109
Other Investments*	—	—	—	—

Total	$ 2,811,805,371	$ 174,925,738	$ —	$ 2,986,731,109

Liabilities
Investments in Securities	$ —	$ —	$ —	$ —
Other Investments*	—	—	—	—

Total	$ —	$ —	$ —	$ —

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:

Stocks and long-term corporate debt securities	$2,310,411,761
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,731,401,897

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$25,031,584
Aggregate gross unrealized depreciation	(1,111,421,240)

Net unrealized depreciation	$(1,086,389,656)

Federal income tax cost of investments	$4,073,120,765

At December 31, 2008, the Portfolio had loaned securities with a total value of $76,765,362. This was secured by collateral of $77,003,310 which was received as cash and subsequently invested in short-term investments currently valued at $76,427,567, as reported in the portfolio of investments.

For the year ended December 31, 2008, the Portfolio incurred approximately $428,040 as brokerage commissions with Merrill Lynch & Co., Inc. and $6,300 as brokerage commissions with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $265,431,085 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (4.8%)
BHP Billiton Ltd.^	1,066,167	$22,454,892
Newcrest Mining Ltd.^	575,072	13,639,035
Octaviar Ltd.(b)*^†	9,487,254	—
Origin Energy Ltd.	1,706,842	19,252,196
Telstra Corp., Ltd.^	7,551,905	20,221,026
United Group Ltd.^	638,741	3,700,309

Total Australia		79,267,458

Canada (0.0%)
Nortel Networks Corp.*	3,612	939

Japan (28.4%)
Daiichi Sankyo Co., Ltd.	759,100	18,043,514
Daiwa Securities Group, Inc.^	4,001,000	23,843,827
Eisai Co., Ltd.	298,800	12,382,113
Fujitsu Ltd.^	3,604,000	17,419,807
Honda Motor Co., Ltd.	761,700	16,519,212
Japan Prime Realty Investment Corp. (REIT)	1,459	3,478,144
KDDI Corp.	3,391	24,152,019
Kyocera Corp.	161,500	11,650,603
Mitsubishi UFJ Financial Group, Inc.	5,464,400	33,906,183
Nintendo Co., Ltd.	95,100	36,536,934
Nippon Sheet Glass Co., Ltd.^	5,501,000	18,065,522
NOK Corp.	1,112,700	7,856,916
Olympus Corp.^	1,069,000	21,466,388
Panasonic Corp.	1,353,000	16,953,586
Secom Co., Ltd.^	367,700	18,939,724
Sekisui House Ltd.	1,952,000	17,085,927
Shin-Etsu Chemical Co., Ltd.	369,700	16,956,612
Sumitomo Chemical Co., Ltd.^	3,843,000	13,115,812
Sumitomo Corp.	2,619,300	23,084,504
Sumitomo Mitsui Financial Group, Inc.†	4,649	19,283,221
Takeda Pharmaceutical Co., Ltd.	569,300	29,530,978
Tokio Marine Holdings, Inc.	1,064,000	31,177,568
Toyota Motor Corp.	526,400	17,230,561
West Japan Railway Co.	4,534	20,629,177

Total Japan		469,308,852

Latin America (3.2%)
Brazil (2.4%)
Cia Vale do Rio Doce (ADR)	2,296,582	24,458,599
Petroleo Brasileiro S.A. (Preference) (ADR)	764,006	15,593,362

		40,051,961

Mexico (0.8%)
America Movil S.A.B. de C.V. (ADR)	411,835	12,762,767

Total Latin America		52,814,728

Other European Countries (35.1%)
France (7.3%)
Bouygues S.A.^	686,952	29,077,032
GDF Suez S.A.^	386,841	19,159,087
Peugeot S.A.^	662,356	11,293,702
Sanofi-Aventis S.A.	432,161	27,448,244
Total S.A.	612,787	33,407,739

		120,385,804

Germany (10.2%)
Allianz SE (Registered)^	250,960	26,917,502
Bayer AG^	368,128	21,625,603
Deutsche Post AG (Registered)^	1,256,022	21,249,394
Deutsche Telekom AG (Registered)^	1,281,624	19,472,447

	Number of Shares	Value (Note 1)
E.ON AG^	792,333	$32,039,714
Metro AG^	327,670	13,281,508
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	212,472	33,389,355

		167,975,523

Italy (3.6%)
ENI S.p.A.	1,117,500	26,480,164
Intesa Sanpaolo S.p.A.	9,112,322	32,821,986

		59,302,150

Luxembourg (1.4%)
ArcelorMittal S.A.^	932,998	22,488,255

Netherlands (2.6%)
ING Groep N.V. (CVA)	1,040,746	10,879,113
Royal Dutch Shell plc, Class B	1,240,634	31,223,686

		42,102,799

Russia (1.7%)
LUKOIL OAO (ADR)	254,775	8,433,053
MMC Norilsk Nickel (ADR)	1,956,631	12,760,440
Mobile Telesystems OJSC (ADR)	238,703	6,368,596

		27,562,089

Switzerland (7.1%)
Credit Suisse Group AG (Registered)	802,950	22,008,251
Nestle S.A. (Registered)	1,183,262	46,635,403
Swatch Group AG^	92,813	12,964,634
Zurich Financial Services AG (Registered)	165,157	35,851,526

		117,459,814

Turkey (1.2%)
Turkiye Garanti Bankasi A/S*	11,505,832	19,646,229

Total Other European Countries		576,922,663

Scandanavia (4.0%)
Finland (3.1%)
Fortum Oyj	882,687	18,959,589
Sampo Oyj, Class A	1,054,972	19,705,027
UPM-Kymmene Oyj	954,850	12,106,988

		50,771,604

Norway (0.9%)
DnB NOR ASA	3,860,044	15,419,366

Total Scandanavia		66,190,970

Southeast Asia (7.6%)
China (0.5%)
China Coal Energy Co., Class H^	9,571,000	7,734,389

Hong Kong (3.3%)
China Mobile Ltd.^	1,454,500	14,746,892
Henderson Land Development Co., Ltd.^	5,475,000	20,452,690
Hutchison Whampoa Ltd.	3,843,000	19,385,242

		54,584,824

India (1.3%)
ICICI Bank Ltd. (ADR)	1,101,746	21,208,611

Singapore (2.5%)
CapitaLand Ltd.	5,870,000	12,896,298
DBS Group Holdings Ltd.	3,189,000	18,917,927
United Overseas Bank Ltd.	975,000	8,801,384

		40,615,609

Total Southeast Asia		124,143,433

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
United Kingdom (14.3%)
BAE Systems plc	4,790,875	$26,111,479
British American Tobacco plc	1,275,463	33,140,807
GlaxoSmithKline plc	1,982,126	36,796,967
National Grid plc	1,842,310	18,206,929
Next plc	1,014,731	15,886,756
Unilever plc	1,565,401	35,574,522
United Business Media Ltd.	724,202	5,331,530
Vodafone Group plc	24,854,283	50,034,488
WPP plc	2,730,122	15,914,538

Total United Kingdom		236,998,016

Total Common Stocks (97.4%) (Cost $1,993,374,001)		1,605,647,059

	Number of Rights	Value (Note 1)
RIGHTS:
Singapore (0.2%)
DBS Group Holdings Ltd., expiring 1/20/09* (Cost $—)	1,594,500	$3,320,146

	Number of Warrants	Value (Note 1)
WARRANT:
Luxembourg (0.5%)
DLF Ltd., expiring 6/13/17* (Cost $8,297,025)	1,572,240	$8,974,346

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (11.1%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$25,000,000	24,880,425
Bank of Montreal/Chicago
2.11%, 3/12/09 (l)	15,000,000	15,002,745
Calyon/New York
0.41%, 7/2/10 (l)	4,998,368	4,791,036
CAM U.S. Finance S.A.U.
3.24%, 2/2/09 (l)	10,000,000	10,000,000
Comerica Bank
1.06%, 3/16/09 (l)	7,999,881	7,799,028
0.62%, 6/19/09 (l)	15,000,698	14,340,172
0.63%, 6/19/09 (l)	11,999,702	11,471,319
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	36,378,954	36,378,954
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	5,000,000	4,974,415
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	10,000,000	900,000
Links Finance LLC
0.37%, 6/22/09 (l)	14,998,138	14,866,649
MassMutual Global Funding II
0.40%, 3/26/10 (l)	15,000,000	14,864,250
Monumental Global Funding II
0.40%, 3/26/10 (l)	7,000,000	6,327,559
0.43%, 5/26/10 (l)	1,000,000	860,000
Pricoa Global Funding I
0.40%, 6/25/10 (l)	10,998,355	9,727,407

	Principal Amount	Value (Note 1)
Tango Finance Corp.
0.37%, 6/25/09 (l)	$4,999,102	$4,969,503

Total Short-Term Investments of Cash Collateral for Securities Loaned		182,153,462

Time Deposit (2.0%)
JP Morgan Chase Nassau
0.001%, 1/2/09	33,428,090	33,428,090

Total Short-Term Investments (13.1%) (Cost/Amortized Cost $228,801,288)		215,581,552

Total Investments (111.2%) (Cost/Amortized Cost $2,230,472,314)		1,833,523,103
Other Assets Less Liabilities (-11.2%)		(184,853,513)

Net Assets (100%)		$1,648,669,590

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $19,283,221 or 1.2% of net assets) at fair value.
(b)	Illiquid Security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

ADR     —    American Depositary Receipt

CVA     —    Dutch Certification

REIT    —    Real Estate Investment Trust

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$ 88,825,927	$ 1,725,413,955	$ 19,283,221	$ 1,833,523,103
Other Investments*	—	—	—	—

Total	$ 88,825,927	$ 1,725,413,955	$ 19,283,221	$ 1,833,523,103

Liabilities
Investments in Securities	$ —	$ —	$ —	$ —
Other Investments*	—	—	—	—

Total	$ —	$ —	$ —	$ —

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$26,527,065	$—
Total gains or losses (realized/unrealized) included in earnings	(35,546,162)	—
Purchases, sales, issuances, and settlements (net)	9,019,097	—
Transfers in and/or out of Level 3	19,283,221	—

Balance as of 12/31/08	$19,283,221	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$(28,944,196)	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,753,798,889
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,784,620,977

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$50,123,562
Aggregate gross unrealized depreciation	(526,704,353)

Net unrealized depreciation	$(476,580,791)

Federal income tax cost of investments	$2,310,103,894

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008, the Portfolio had loaned securities with a total value of $184,049,435. This was secured by collateral of $195,373,198 which was received as cash and subsequently invested in short-term investments currently valued at $182,153,462, as reported in the portfolio of investments.

For the year ended December 31, 2008, the Portfolio incurred approximately $3,612 as brokerage commissions with Exane S.A. and $2,599 as brokerage commissions with Merrill Lynch & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $412,038,712 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (4.8%)
Asset-Backed Securities (0.6%)
Capital One Multi-Asset Execution Trust,
Series 2006-A10 A10
5.150%, 6/16/14	$100,000	$94,406
Chase Issuance Trust,
Series 2005-A4 A4
4.230%, 1/15/13	125,000	120,895
Citibank Credit Card Issuance Trust,
Series 2007-A8 A8
5.650%, 9/20/19	100,000	81,649
Countrywide Asset-Backed Certificates,
Series 2006-9 1AF6
5.989%, 10/25/46	100,000	55,372

		352,322

Non-Agency CMO (4.2%)
Banc of America Commercial Mortgage, Inc.,
Series 2005-4 A2
4.764%, 7/10/45	325,000	302,691
Series 2006-4 A4
5.634%, 7/10/46	50,000	39,990
Series 2007-4 A4
5.745%, 2/10/51(l)	275,000	198,148
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2005-PW10 A4
5.405%, 12/11/40(l)	175,000	148,822
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD4 A4
5.322%, 12/11/49	100,000	69,810
Credit Suisse Mortgage Capital Certificates,
Series 2006-C3 A3
5.827%, 6/15/38(l)	100,000	80,835
CS First Boston Mortgage Securities Corp.,
Series 2005-C3 A4
4.686%, 7/15/37	345,000	277,491
CW Capital Cobalt Ltd.,
Series 2007-C3 A4
5.820%, 5/15/46(l)	50,000	36,765
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7 A4
5.914%, 7/10/38(l)	165,000	128,776
GS Mortgage Securities Corp. II,
Series 2006-GG8 A4
5.560%, 11/10/39	65,000	51,558
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP2 A3
4.697%, 7/15/42	200,000	158,321
Series 2005-LDP5 A4
5.179%, 12/15/44(l)	320,000	256,457
JP Morgan Commercial Mortgage Finance Corp.,
Series 2000-C10 A2
7.371%, 8/15/32(l)	224,304	223,799
LB-UBS Commercial Mortgage Trust,
Series 2005-C3 A5
4.739%, 7/15/30	200,000	161,636
Merrill Lynch Mortgage Trust,
Series 2005-MCP1 A4
4.747%, 6/12/43(l)	130,000	105,033

	Principal Amount	Value (Note 1)
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4 A3
5.172%, 12/12/49(l)	$100,000	$75,211
Morgan Stanley Capital I, Inc.,
Series 2003-T11 A4
5.150%, 6/13/41	200,000	177,667
Series 2007-IQ14 A4
5.692%, 4/15/49(l)	85,000	63,788
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27 A3
5.765%, 7/15/45(l)	85,000	67,890
Series 2007-C30 A5
5.342%, 12/15/43	175,000	114,508

		2,739,196

Total Asset-Backed and Mortgage-Backed Securities		3,091,518

Corporate Bonds (19.4%)
Consumer Discretionary (1.0%)
Automobiles (0.0%)
Daimler Finance N.A. LLC
8.500%, 1/18/31	$30,000	21,937

Hotels, Restaurants & Leisure (0.1%)
McDonald’s Corp.
6.300%, 3/1/38	25,000	27,575
Yum! Brands, Inc.
6.875%, 11/15/37	45,000	35,661

		63,236

Media (0.6%)
CBS Corp.
4.625%, 5/15/18	45,000	27,226
Comcast Cable Communications Holdings, Inc.
8.375%, 3/15/13	70,000	72,417
Comcast Corp.
5.900%, 3/15/16	60,000	57,289
COX Communications, Inc.
5.450%, 12/15/14	45,000	39,355
News America, Inc.
6.200%, 12/15/34	35,000	31,939
Time Warner Cable, Inc.
6.550%, 5/1/37	95,000	91,023
Time Warner, Inc.
7.700%, 5/1/32	35,000	35,043
Walt Disney Co.
6.375%, 3/1/12	60,000	63,929

		418,221

Multiline Retail (0.1%)
Macy’s Retail Holdings, Inc.
6.700%, 7/15/34	30,000	16,397
Target Corp.
6.350%, 11/1/32	25,000	21,394

		37,791

Specialty Retail (0.2%)
Home Depot, Inc.
5.200%, 3/1/11	55,000	53,479
5.250%, 12/16/13	35,000	32,683
Lowe’s Cos., Inc.
5.400%, 10/15/16	20,000	19,343

		105,505

Total Consumer Discretionary		646,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Consumer Staples (1.3%)
Beverages (0.3%)
Anheuser-Busch Cos., Inc.
5.750%, 4/1/36	$30,000	$24,291
Coca-Cola Enterprises, Inc.
6.950%, 11/15/26	35,000	35,245
Diageo Capital plc
5.750%, 10/23/17	130,000	125,788

		185,324

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.
5.500%, 3/15/17	60,000	63,773
Kroger Co.
4.950%, 1/15/15	90,000	85,686
Wal-Mart Stores, Inc.
5.250%, 9/1/35	45,000	44,804
6.500%, 8/15/37	60,000	71,239

		265,502

Food Products (0.4%)
Archer-Daniels-Midland Co.
5.375%, 9/15/35	35,000	30,636
ConAgra Foods, Inc.
6.750%, 9/15/11	60,000	60,651
Kellogg Co.
Series B
7.450%, 4/1/31	25,000	30,545
Kraft Foods, Inc.
5.625%, 11/1/11	60,000	61,307
5.250%, 10/1/13	115,000	112,171

		295,310

Household Products (0.2%)
Clorox Co.
5.950%, 10/15/17	50,000	47,314
Procter & Gamble Co.
4.950%, 8/15/14	25,000	26,357
5.550%, 3/5/37	35,000	38,854

		112,525

Total Consumer Staples		858,661

Energy (1.2%)
Energy Equipment & Services (0.1%)
Weatherford International Ltd.
5.500%, 2/15/16	60,000	51,577

Oil, Gas & Consumable Fuels (1.1%)
Apache Corp.
6.000%, 1/15/37	50,000	48,484
Conoco, Inc.
6.950%, 4/15/29	40,000	43,044
Devon Financing Corp. ULC
7.875%, 9/30/31	60,000	66,066
Energy Transfer Partners LP
6.700%, 7/1/18	115,000	96,933
Enterprise Products Operating LLC
Series B
5.600%, 10/15/14	55,000	46,664
Kerr-McGee Corp.
6.950%, 7/1/24	85,000	74,532
Kinder Morgan Energy Partners LP
7.125%, 3/15/12	60,000	57,948
6.000%, 2/1/17	35,000	30,386
Marathon Oil Corp.
6.125%, 3/15/12	100,000	101,209

	Principal Amount	Value (Note 1)
StatoilHydro ASA
7.750%, 6/15/23	$25,000	$28,436
Tennessee Gas Pipeline Co.
7.625%, 4/1/37	25,000	19,844
Trans-Canada Pipelines Ltd.
5.600%, 3/31/34	25,000	20,732
Valero Energy Corp.
6.625%, 6/15/37	45,000	33,098
XTO Energy, Inc.
6.375%, 6/15/38	80,000	70,391

		737,767

Total Energy		789,344

Financials (8.3%)
Capital Markets (1.6%)
Bear Stearns Cos., Inc.
5.550%, 1/22/17	40,000	38,079
7.250%, 2/1/18	70,000	76,710
Deutsche Bank AG/London
5.375%, 10/12/12	100,000	102,343
Goldman Sachs Capital I
6.345%, 2/15/34	25,000	18,141
Goldman Sachs Capital II
5.793%, 12/29/49(l)	135,000	51,897
Goldman Sachs Group, Inc.
5.250%, 10/15/13	75,000	68,899
5.350%, 1/15/16	55,000	50,228
5.950%, 1/18/18	50,000	47,409
6.125%, 2/15/33	40,000	36,466
Jefferies Group, Inc.
7.750%, 3/15/12	105,000	87,904
Merrill Lynch & Co., Inc.
6.875%, 11/15/18	130,000	135,255
Morgan Stanley
5.250%, 11/2/12	320,000	291,032
7.250%, 4/1/32	25,000	21,448

		1,025,811

Commercial Banks (2.2%)
Abbey National plc
7.950%, 10/26/29	40,000	34,841
BB&T Corp.
5.200%, 12/23/15	35,000	33,265
Credit Suisse/New York
6.000%, 2/15/18	70,000	64,283
HSBC Holdings plc
5.250%, 12/12/12	40,000	40,189
6.500%, 9/15/37	100,000	101,559
Korea Development Bank
5.300%, 1/17/13	100,000	90,890
5.750%, 9/10/13	70,000	63,748
Kreditanstalt fuer Wiederaufbau
3.250%, 2/15/11	125,000	128,564
3.250%, 3/15/13	190,000	195,045
4.125%, 10/15/14	15,000	15,663
4.875%, 1/17/17	40,000	44,711
Landesbank Baden-Wuerttemberg/New York
5.050%, 12/30/15	100,000	111,241
Landwirtschaftliche Rentenbank
5.125%, 2/1/17	100,000	113,593
PNC Funding Corp.
5.625%, 2/1/17	45,000	43,707
Royal Bank of Scotland Group plc
7.648%, 8/29/49(l)	40,000	19,338

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Wachovia Corp.
5.250%, 8/1/14	$55,000	$51,233
5.750%, 6/15/17	110,000	109,488
Wells Fargo & Co.
5.125%, 9/15/16	55,000	55,281
Zions Bancorp
5.500%, 11/16/15	135,000	95,473

		1,412,112

Consumer Finance (1.0%)
American Express Co.
5.500%, 9/12/16	30,000	27,527
7.000%, 3/19/18	115,000	116,282
American General Finance Corp.
4.625%, 9/1/10	90,000	45,593
HSBC Finance Corp.
4.750%, 7/15/13	105,000	95,789
SLM Corp.
4.500%, 7/26/10	80,000	69,429
5.375%, 1/15/13	210,000	153,956
Toyota Motor Credit Corp.
4.250%, 3/15/10	125,000	124,893

		633,469

Diversified Financial Services (2.6%)
Bank of America Corp.
5.625%, 10/14/16	105,000	103,135
6.000%, 9/1/17	60,000	60,937
5.650%, 5/1/18	100,000	100,593
CIT Group, Inc.
5.000%, 2/1/15	75,000	52,800
Citigroup, Inc.
6.000%, 2/21/12	135,000	133,505
5.000%, 9/15/14	65,000	57,173
6.125%, 11/21/17	185,000	186,950
5.850%, 12/11/34	35,000	34,859
Credit Suisse First Boston USA, Inc.
5.125%, 8/15/15	80,000	72,660
General Electric Capital Corp.
5.450%, 1/15/13	110,000	110,788
5.400%, 2/15/17	110,000	109,484
5.625%, 9/15/17	50,000	50,297
6.750%, 3/15/32	15,000	15,948
5.875%, 1/14/38	95,000	92,992
John Deere Capital Corp.
5.400%, 4/7/10	100,000	100,637
JPMorgan Chase & Co.
6.750%, 2/1/11	100,000	102,517
6.625%, 3/15/12	55,000	56,342
5.750%, 1/2/13	100,000	101,455
5.250%, 5/1/15	170,000	160,297
National Rural Utilities Cooperative Finance Corp.
8.000%, 3/1/32	25,000	24,641

		1,728,010

Insurance (0.5%)
Allstate Corp.
5.950%, 4/1/36	35,000	29,631
American International Group, Inc.
5.375%, 10/18/11	25,000	20,565
5.450%, 5/18/17	75,000	49,566
Berkshire Hathaway Finance Corp.
4.850%, 1/15/15	30,000	30,051
Lincoln National Corp.
6.300%, 10/9/37	100,000	60,737
Marsh & McLennan Cos., Inc.
5.875%, 8/1/33	35,000	25,784

	Principal Amount	Value (Note 1)
MetLife, Inc.
5.700%, 6/15/35	$40,000	$32,573
Prudential Financial, Inc.
5.100%, 9/20/14	55,000	46,003
Travelers Cos., Inc.
5.500%, 12/1/15	40,000	38,329

		333,239

Real Estate Investment Trusts (REITs) (0.4%)
HCP, Inc.
5.950%, 9/15/11	265,000	219,622
ProLogis
5.625%, 11/15/16	55,000	26,380
Simon Property Group LP
5.750%, 12/1/15	35,000	22,862

		268,864

Total Financials		5,401,505

Health Care (1.2%)
Health Care Providers & Services (0.3%)
Cardinal Health, Inc.
5.850%, 12/15/17	45,000	40,575
CIGNA Corp.
5.375%, 3/15/17	25,000	21,012
UnitedHealth Group, Inc.
6.000%, 2/15/18	80,000	73,811
5.800%, 3/15/36	25,000	19,047
WellPoint, Inc.
5.000%, 12/15/14	40,000	34,745

		189,190

Pharmaceuticals (0.9%)
Abbott Laboratories, Inc.
5.875%, 5/15/16	55,000	59,569
AstraZeneca plc
6.450%, 9/15/37	30,000	34,100
Bristol-Myers Squibb Co.
5.250%, 8/15/13	120,000	126,406
Eli Lilly & Co.
5.200%, 3/15/17	35,000	35,543
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	120,000	126,039
Johnson & Johnson
5.950%, 8/15/37	20,000	24,417
Schering-Plough Corp.
6.550%, 9/15/37	25,000	25,201
Wyeth
5.500%, 2/1/14	70,000	71,105
5.950%, 4/1/37	55,000	61,066

		563,446

Total Health Care		752,636

Industrials (1.2%)
Aerospace & Defense (0.6%)
Boeing Co.
5.125%, 2/15/13	35,000	34,966
Honeywell International, Inc.
5.400%, 3/15/16	110,000	112,743
Lockheed Martin Corp.
8.500%, 12/1/29	25,000	31,405
Raytheon Co.
5.375%, 4/1/13	90,000	90,415
United Technologies Corp.
7.125%, 11/15/10	100,000	106,492

		376,021

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Air Freight & Logistics (0.1%)
United Parcel Service, Inc.
6.200%, 1/15/38	$40,000	$44,098

Building Products (0.1%)
CRH America, Inc.
6.000%, 9/30/16	35,000	21,798
Masco Corp.
6.500%, 8/15/32	35,000	18,022

		39,820

Industrial Conglomerates (0.1%)
General Electric Co.
5.000%, 2/1/13	25,000	25,282
Philips Electronics N.V.
6.875%, 3/11/38	50,000	47,459
Tyco International Group S.A.
6.875%, 1/15/29	25,000	18,131

		90,872

Road & Rail (0.3%)
Burlington North Santa Fe Corp.
6.750%, 7/15/11	70,000	71,154
Canadian National Railway Co.
6.200%, 6/1/36	25,000	26,914
CSX Corp.
6.300%, 3/15/12	100,000	96,823
Norfolk Southern Corp.
7.050%, 5/1/37	25,000	26,143

		221,034

Total Industrials		771,845

Information Technology (0.5%)
Communications Equipment (0.2%)
Cisco Systems, Inc.
5.500%, 2/22/16	75,000	79,438
Motorola, Inc.
6.000%, 11/15/17	55,000	29,658

		109,096

Computers & Peripherals (0.0%)
International Business Machines Corp.
5.875%, 11/29/32	25,000	26,305

IT Services (0.1%)
Electronic Data Systems Corp.
Series B
6.000%, 8/1/13	40,000	41,449

Office Electronics (0.1%)
Xerox Corp.
6.350%, 5/15/18	125,000	97,762

Software (0.1%)
Oracle Corp.
6.500%, 4/15/38	65,000	71,563

Total Information Technology		346,175

Materials (0.7%)
Chemicals (0.0%)
Dow Chemical Co.
7.375%, 11/1/29	25,000	23,545

Metals & Mining (0.6%)
Alcoa, Inc.
6.000%, 1/15/12	220,000	199,887
BHP Billiton Finance USA Ltd.
4.800%, 4/15/13	40,000	37,129
Rio Tinto Alcan, Inc.
6.125%, 12/15/33	40,000	24,441

	Principal Amount	Value (Note 1)
Vale Overseas Ltd.
6.250%, 1/23/17	$80,000	$75,424
6.875%, 11/21/36	35,000	31,769

		368,650

Paper & Forest Products (0.1%)
Weyerhaeuser Co.
7.375%, 3/15/32	40,000	25,970

Total Materials		418,165

Telecommunication Services (1.9%)
Diversified Telecommunication Services (1.7%)
AT&T Corp.
8.000%, 11/15/31	40,000	50,245
AT&T, Inc.
5.100%, 9/15/14	60,000	58,979
6.300%, 1/15/38	70,000	73,998
BellSouth Corp.
6.000%, 11/15/34	25,000	24,557
British Telecommunications plc
9.125%, 12/15/30	25,000	26,574
Embarq Corp.
7.082%, 6/1/16	25,000	19,250
France Telecom S.A.
8.500%, 3/1/31	25,000	31,387
Telecom Italia Capital S.A.
5.250%, 11/15/13	215,000	163,937
Telefonica Europe B.V.
7.750%, 9/15/10	390,000	395,991
Verizon Communications, Inc.
7.250%, 12/1/10	75,000	78,627
7.375%, 9/1/12	55,000	57,539
5.850%, 9/15/35	25,000	24,874
6.400%, 2/15/38	110,000	117,007

		1,122,965

Wireless Telecommunication Services (0.2%)
New Cingular Wireless Services, Inc.
8.750%, 3/1/31	35,000	43,753
Vodafone Group plc
4.625%, 7/15/18	80,000	69,212

		112,965

Total Telecommunication Services		1,235,930

Utilities (2.1%)
Electric Utilities (1.5%)
Alabama Power Co.
Series Q
5.500%, 10/15/17	35,000	34,637
Appalachian Power Co.
7.000%, 4/1/38	90,000	89,026
Consolidated Edison Co. of New York, Inc.
Series B
7.500%, 9/1/10	50,000	52,348
Duke Energy Indiana, Inc.
5.000%, 9/15/13	50,000	47,396
Exelon Corp.
4.900%, 6/15/15	35,000	28,694
Florida Power & Light Co.
5.650%, 2/1/37	15,000	16,020
Florida Power Corp.
4.800%, 3/1/13	55,000	54,493
Hydro-Quebec
Series JL
6.300%, 5/11/11	100,000	106,189

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Midamerican Energy Holding Co.
Series D
5.000%, 2/15/14	$170,000	$160,817
Oncor Electric Delivery Co.
7.000%, 9/1/22	40,000	37,376
Pacific Gas & Electric Co.
6.050%, 3/1/34	85,000	90,275
PacifiCorp
5.750%, 4/1/37	30,000	29,638
Progress Energy, Inc.
6.850%, 4/15/12	120,000	120,341
Southern California Edison Co.
Series 08-A
5.950%, 2/1/38	55,000	61,262
Virginia Electric & Power Co.
Series B
6.000%, 1/15/36	55,000	53,657

		982,169

Gas Utilities (0.1%)
Oneok, Inc.
6.000%, 6/15/35	25,000	17,132
Spectra Energy Capital LLC
8.000%, 10/1/19	45,000	46,699

		63,831

Independent Power Producers & Energy Traders (0.4%)
Tennessee Valley Authority
6.790%, 5/23/12	190,000	218,116
5.880%, 4/1/36	35,000	45,066

		263,182

Multi-Utilities (0.1%)
Dominion Resources, Inc.
5.600%, 11/15/16	80,000	75,148

Total Utilities		1,384,330

Total Corporate Bonds		12,605,281

Government Securities (75.0%)
Foreign Governments (1.6%)
Federative Republic of Brazil
8.875%, 4/15/24	$115,000	142,600
7.125%, 1/20/37	50,000	56,750
Province of Manitoba
4.900%, 12/6/16	150,000	164,951
Province of Ontario
5.125%, 7/17/12	75,000	79,662
Province of Quebec
5.125%, 11/14/16	20,000	21,226
7.500%, 9/15/29	70,000	99,428
Republic of Italy
5.625%, 6/15/12	50,000	54,214
4.500%, 1/21/15	95,000	97,541
6.875%, 9/27/23	40,000	49,898
5.375%, 6/15/33	25,000	28,075
Republic of Korea
4.875%, 9/22/14	45,000	43,278
Republic of South Africa
5.875%, 5/30/22	105,000	88,200
United Mexican States
5.625%, 1/15/17	74,000	74,000

	Principal Amount	Value (Note 1)
6.050%, 1/11/40	$50,000	$48,500

		1,048,323

Supranational (1.1%)
European Investment Bank
2.625%, 5/16/11	385,000	391,376
4.875%, 2/16/16	75,000	82,931
4.875%, 1/17/17	55,000	61,685
Inter-American Development Bank
7.375%, 1/15/10	105,000	111,030
International Bank for Reconstruction & Development
4.750%, 2/15/35	40,000	46,614

		693,636

U.S. Government Agencies (48.3%)
Federal Farm Credit Bank
4.875%, 2/18/11	105,000	112,847
4.875%, 1/17/17	60,000	67,617
Federal Home Loan Bank
3.750%, 1/8/10	350,000	360,765
4.375%, 9/17/10	115,000	121,443
4.625%, 2/18/11	160,000	171,213
5.375%, 8/19/11	35,000	38,459
5.750%, 5/15/12	100,000	112,135
4.500%, 9/16/13	120,000	130,771
5.375%, 5/18/16	100,000	114,341
4.750%, 12/16/16	25,000	27,927
4.875%, 5/17/17	200,000	226,100
5.500%, 7/15/36	70,000	89,707
Federal Home Loan Mortgage Corp.
7.000%, 3/15/10	250,000	267,596
5.125%, 4/18/11	290,000	313,222
5.750%, 1/15/12	75,000	83,830
5.125%, 7/15/12	75,000	82,844
4.500%, 7/15/13	170,000	184,952
4.500%, 1/15/14	170,000	187,510
5.250%, 4/18/16	130,000	148,032
5.125%, 11/17/17	100,000	115,865
4.000%, 12/1/20	180,003	181,965
5.500%, 3/1/21	233,623	240,958
4.500%, 6/1/21	152,388	156,052
5.000%, 7/1/21	264,729	272,252
4.500%, 8/1/21	256,955	263,413
6.000%, 9/1/21	62,508	64,822
5.000%, 6/1/23	388,526	399,384
5.000%, 8/1/26	130,207	133,722
5.500%, 8/1/26	99,896	102,658
6.250%, 7/15/32	65,000	90,776
4.636%, 2/1/34(l)	178,477	180,064
4.121%, 2/1/35(l)	211,271	209,934
4.683%, 8/1/35(l)	109,987	111,257
5.000%, 3/1/36	894,118	914,833
6.000%, 3/1/36	369,367	380,983
4.500%, 5/1/36	135,169	137,194
5.000%, 8/1/36	89,451	91,524
6.500%, 8/1/36	264,649	275,194
5.500%, 9/1/36	1,146,059	1,174,401
6.000%, 9/1/36	518,190	534,405
6.500%, 12/1/36	98,591	102,519
5.500%, 4/1/37	492,296	504,443
6.000%, 4/1/37	50,786	52,373
6.000%, 8/1/37	206,669	213,124
5.500%, 9/1/37	137,551	140,945
6.500%, 1/1/38	332,450	345,677
6.000%, 2/1/38	544,333	561,336
5.000%, 3/1/38	245,058	250,697

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
6.000%, 3/1/38	$145,069	$149,586
5.000%, 5/1/38	883,251	903,576
5.500%, 5/1/38	682,107	698,869
5.500%, 6/1/38	197,613	202,469
Federal National Mortgage Association
7.250%, 1/15/10	300,000	320,329
4.750%, 3/12/10	460,000	479,205
5.125%, 4/15/11	365,000	394,814
6.000%, 5/15/11	185,000	204,477
4.875%, 5/18/12	250,000	272,243
4.375%, 3/15/13	115,000	123,513
5.125%, 1/2/14	90,000	95,108
5.250%, 9/15/16	215,000	247,333
5.000%, 2/13/17	135,000	153,156
4.500%, 8/1/20	251,142	257,375
4.000%, 9/1/20	108,676	110,117
5.500%, 1/1/21	144,992	149,703
5.000%, 6/1/21	280,900	289,102
5.500%, 6/1/21	89,765	92,611
6.000%, 8/1/21	146,475	152,172
6.000%, 10/1/21	86,442	89,804
5.000%, 3/1/23	370,418	380,770
4.500%, 6/1/23	481,041	492,380
5.500%, 4/1/26	89,712	92,176
5.000%, 5/1/26	117,732	120,590
6.625%, 11/15/30	100,000	144,380
4.302%, 6/1/34(l)	81,569	81,155
4.329%, 1/1/35(l)	156,664	151,541
4.865%, 9/1/35(l)	310,498	313,422
4.500%, 10/1/35	147,623	149,887
5.000%, 11/1/35	101,883	104,164
6.500%, 1/1/36	382,333	397,567
5.000%, 6/1/36	1,275,416	1,303,769
6.097%, 6/1/36(l)	161,042	163,688
5.500%, 7/1/36	1,581,473	1,623,054
6.000%, 7/1/36	876,640	903,524
7.000%, 7/1/36	57,891	60,957
6.000%, 9/1/36	70,907	73,082
6.000%, 4/1/37	175,504	180,876
6.500%, 8/1/37	239,919	249,464
6.000%, 9/1/37	244,160	251,634
6.500%, 10/1/37	483,014	502,259
5.500%, 11/1/37	850,839	873,162
5.500%, 12/1/37	1,261,736	1,294,840
6.000%, 1/1/38	208,052	214,420
5.500%, 2/1/38	192,411	197,440
5.000%, 3/1/38	341,903	349,450
6.000%, 3/1/38	556,228	573,199
5.000%, 5/1/38	713,137	728,879
5.500%, 7/1/38	343,065	352,032
Government National Mortgage Association
5.000%, 8/15/21	63,651	66,679
4.500%, 8/15/33	43,499	44,493
5.500%, 4/15/35	317,304	327,640
6.000%, 5/15/36	174,068	179,967
5.000%, 6/15/36	247,001	253,896
6.500%, 8/15/36	111,071	115,706
6.500%, 2/15/37	198,601	206,884
5.500%, 5/15/37	388,721	401,261
5.500%, 7/15/37	128,111	132,244
5.000%, 2/15/38	142,490	146,445
6.000%, 2/15/38	585,610	605,277

	Principal Amount	Value (Note 1)
5.500%, 6/15/38	$99,332	$102,536

		31,336,432

U.S. Treasuries (24.0%)
U.S. Treasury Bonds
7.500%, 11/15/16	125,000	170,664
8.125%, 8/15/19	195,000	288,204
8.750%, 8/15/20	175,000	273,191
8.000%, 11/15/21	220,000	333,575
7.125%, 2/15/23	85,000	123,316
6.250%, 8/15/23	165,000	225,044
5.250%, 2/15/29	295,000	391,198
6.125%, 8/15/29	50,000	73,391
6.250%, 5/15/30	250,000	375,938
5.375%, 2/15/31	225,000	309,164
4.750%, 2/15/37	135,000	188,114
4.375%, 2/15/38	105,000	140,634
U.S. Treasury Notes
2.000%, 2/28/10	100,000	101,801
2.125%, 4/30/10	1,005,000	1,029,026
2.750%, 7/31/10	440,000	455,813
5.750%, 8/15/10	605,000	656,945
1.250%, 11/30/10	800,000	808,592
0.875%, 12/31/10	400,000	400,875
5.000%, 2/15/11	520,000	568,466
4.500%, 9/30/11	1,390,000	1,525,200
1.125%, 12/15/11	100,000	100,445
4.375%, 8/15/12	690,000	773,339
3.625%, 12/31/12	975,000	1,074,328
3.625%, 5/15/13	315,000	346,106
4.250%, 8/15/13	715,000	812,921
4.250%, 11/15/13	950,000	1,084,188
1.500%, 12/31/13	150,000	149,660
4.000%, 2/15/14	465,000	527,049
4.625%, 2/15/17	200,000	236,531
4.750%, 8/15/17	285,000	340,753
4.250%, 11/15/17	360,000	419,372
3.500%, 2/15/18	575,000	636,453
3.875%, 5/15/18	530,000	604,365
3.750%, 11/15/18	50,000	56,601

		15,601,262

Total Government Securities		48,679,653

Total Long-Term Debt Securities (99.2%) (Cost $63,604,128)		64,376,452

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.5%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $302,616)	$302,616	$302,616

Total Investments (99.7%) (Cost/Amortized Cost $63,906,744)		64,679,068
Other Assets Less Liabilities (0.3%)		221,767

Net Assets (100%)		$64,900,835

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.

Glossary:
CMO — Collateralized Mortgage Obligation

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$64,679,068	$—	$64,679,068
Other Investments*	—	—	—	—

Total	$—	$64,679,068	$—	$64,679,068

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$28,861,435
Long-term U.S. Treasury securities	30,538,678

$59,400,113

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$8,806,019
Long-term U.S. Treasury securities	24,355,418

$33,161,437

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,594,814
Aggregate gross unrealized depreciation	(1,827,741)

Net unrealized appreciation	$767,073

Federal income tax cost of investments	$63,911,995

The Portfolio has a net capital loss carryforward of $959,420 which expires in the year 2014.

The Portfolio utilized net capital loss carryforward of $39,378 during 2008.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.6%)
Auto Components (0.4%)
Autoliv, Inc.	108,900	$2,336,994

Automobiles (0.3%)
Daimler AG	54,800	2,097,744

Hotels, Restaurants & Leisure (2.0%)
McDonald's Corp.	204,500	12,717,855

Household Durables (0.6%)
Tupperware Brands Corp.	153,500	3,484,450
Leisure Equipment & Products (0.7%)
Hasbro, Inc.	33,700	983,029
Polaris Industries, Inc.^	125,900	3,607,035

		4,590,064

Media (2.3%)
CBS Corp., Class B	446,400	3,656,016
Shaw Communications, Inc., Class B	251,900	4,453,592
Time Warner, Inc.	366,400	3,685,984
Walt Disney Co.	103,100	2,339,339

		14,134,931

Specialty Retail (1.5%)
Foot Locker, Inc.	278,800	2,046,392
Home Depot, Inc.	199,600	4,594,792
Limited Brands, Inc.	290,600	2,917,624

		9,558,808

Textiles, Apparel & Luxury Goods (0.8%)
VF Corp.	84,200	4,611,634

Total Consumer Discretionary		53,532,480

Consumer Staples (7.6%)
Beverages (0.5%)
Coca-Cola Co.	66,820	3,024,942

Food & Staples Retailing (0.5%)
SUPERVALU, Inc.	226,900	3,312,740

Food Products (3.3%)
ConAgra Foods, Inc.	280,500	4,628,250
Corn Products International, Inc.	213,220	6,151,397
H.J. Heinz Co.	180,800	6,798,080
Unilever N.V. (N.Y. Shares)	124,800	3,063,840

		20,641,567

Household Products (3.0%)
Clorox Co.	133,000	7,389,480
Procter & Gamble Co.	179,200	11,078,144

		18,467,624

Tobacco (0.3%)
Reynolds American, Inc.	50,600	2,039,686

Total Consumer Staples		47,486,559

Energy (18.7%)
Energy Equipment & Services (0.2%)
Patterson-UTI Energy, Inc.	122,400	1,408,824

Oil, Gas & Consumable Fuels (18.5%)
Chevron Corp.	490,200	36,260,094
ConocoPhillips	552,900	28,640,220

	Number of Shares	Value (Note 1)
ENI S.p.A. (ADR)	84,800	$4,055,136
Exxon Mobil Corp.	234,000	18,680,220
Marathon Oil Corp.	205,000	5,608,800
Royal Dutch Shell plc (ADR)	130,900	6,929,846
Sasol Ltd. (ADR)^	206,200	6,254,046
Spectra Energy Corp.	172,400	2,713,576
Teekay Corp.	48,500	953,025
Tesoro Corp.	262,000	3,450,540
Tsakos Energy Navigation Ltd.	80,800	1,480,256

		115,025,759

Total Energy		116,434,583

Financials (22.6%)
Capital Markets (1.4%)
Ameriprise Financial, Inc.	120,600	2,817,216
Blackstone Group LP	281,900	1,840,807
Merrill Lynch & Co., Inc.	359,000	4,178,760

		8,836,783

Commercial Banks (6.6%)
Barclays plc (ADR)	119,600	1,172,080
HSBC Holdings plc (ADR)	57,100	2,779,057
Huntington Bancshares, Inc./Ohio^	439,400	3,365,804
Marshall & Ilsley Corp.	276,400	3,770,096
National Penn Bancshares, Inc.^	330,900	4,801,359
PNC Financial Services Group, Inc.	46,600	2,283,400
Regions Financial Corp.	489,400	3,895,624
Webster Financial Corp.	286,200	3,943,836
Wells Fargo & Co.	448,900	13,233,572
Zions Bancorporation^	65,100	1,595,601

		40,840,429

Consumer Finance (0.6%)
Capital One Financial Corp.	113,400	3,616,326

Diversified Financial Services (6.3%)
Bank of America Corp.	847,900	11,938,432
Citigroup, Inc.	372,200	2,497,462
ING Groep N.V. (ADR)	357,500	3,968,250
JPMorgan Chase & Co.	521,800	16,452,354
NYSE Euronext, Inc.	170,600	4,671,028

		39,527,526

Insurance (4.6%)
Axis Capital Holdings Ltd.	119,400	3,476,928
Chubb Corp.	64,700	3,299,700
Endurance Specialty Holdings Ltd.	208,800	6,374,664
Hartford Financial Services Group, Inc.	65,800	1,080,436
PartnerReinsurance Ltd.	73,700	5,252,599
Protective Life Corp.	155,700	2,234,295
Sun Life Financial, Inc.	58,800	1,360,632
Travelers Cos., Inc.	128,200	5,794,640

		28,873,894

Real Estate Investment Trusts (REITs) (3.1%)
Annaly Capital Management, Inc. (REIT)	445,700	7,073,259
Douglas Emmett, Inc. (REIT)	168,000	2,194,080
HCP, Inc. (REIT)	324,100	9,000,257
Kimco Realty Corp. (REIT)	63,100	1,153,468

		19,421,064

Total Financials		141,116,022

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Health Care (13.5%)
Health Care Equipment & Supplies (0.6%)
Covidien Ltd.	97,100	$3,518,904

Health Care Providers & Services (0.8%)
Owens & Minor, Inc.	132,300	4,981,095

Pharmaceuticals (12.1%)
Bristol-Myers Squibb Co.	285,400	6,635,550
Johnson & Johnson	237,320	14,198,856
Merck & Co., Inc.	159,000	4,833,600
Novartis AG (ADR)	99,800	4,966,048
Pfizer, Inc.	1,482,500	26,255,075
Sanofi-Aventis S.A. (ADR)	190,500	6,126,480
Wyeth	333,200	12,498,332

		75,513,941

Total Health Care		84,013,940

Industrials (9.1%)
Aerospace & Defense (1.6%)
Honeywell International, Inc.	78,800	2,587,004
Northrop Grumman Corp.	168,600	7,593,744

		10,180,748

Commercial Services & Supplies (0.9%)
Waste Management, Inc.	163,600	5,421,704

Industrial Conglomerates (3.5%)
General Electric Co.	1,356,600	21,976,920

Machinery (2.4%)
Caterpillar, Inc.	70,800	3,162,636
Eaton Corp.	94,800	4,712,508
Ingersoll-Rand Co., Ltd., Class A	138,600	2,404,710
Timken Co.	241,700	4,744,571

		15,024,425

Road & Rail (0.7%)
Norfolk Southern Corp.	95,100	4,474,455

Total Industrials		57,078,252

Information Technology (2.2%)
Computers & Peripherals (0.9%)
International Business Machines Corp.	53,500	4,502,560
Seagate Technology	273,200	1,210,276

		5,712,836

Electronic Equipment, Instruments & Components (0.5%)
Jabil Circuit, Inc.	119,300	805,275
Tyco Electronics Ltd.	162,700	2,637,367

		3,442,642

Semiconductors & Semiconductor Equipment (0.8%)
Intel Corp.	294,600	4,318,836
Siliconware Precision Industries Co. (ADR)^	111,879	498,980

		4,817,816

Total Information Technology		13,973,294

Materials (3.4%)
Chemicals (1.9%)
E.I. du Pont de Nemours & Co.	122,200	3,091,660
Olin Corp.	249,100	4,503,728
RPM International, Inc.	186,700	2,481,243

	Number of Shares	Value (Note 1)
Sensient Technologies Corp.	62,000	$1,480,560

		11,557,191

Containers & Packaging (0.3%)
Sonoco Products Co.	63,140	1,462,322
Temple-Inland, Inc.	150,300	721,440

		2,183,762

Metals & Mining (1.2%)
Nucor Corp.	72,600	3,354,120
United States Steel Corp.	103,800	3,861,360

		7,215,480

Total Materials		20,956,433

Telecommunication Services (6.5%)
Diversified Telecommunication Services (6.0%)
AT&T, Inc.	669,000	19,066,500
CenturyTel, Inc.	153,800	4,203,354
Frontier Communications Corp.	360,100	3,147,274
Verizon Communications, Inc.	323,900	10,980,210

		37,397,338

Wireless Telecommunication Services (0.5%)
Cellcom Israel Ltd.	70,600	1,560,260
Partner Communications Co., Ltd. (ADR)^	115,400	1,904,100

		3,464,360

Total Telecommunication Services		40,861,698

Utilities (6.1%)
Electric Utilities (3.5%)
American Electric Power Co., Inc.	78,500	2,612,480
Duke Energy Corp.	193,000	2,896,930
Hawaiian Electric Industries, Inc.	283,600	6,278,904
Northeast Utilities	127,000	3,055,620
Southern Co.	190,000	7,030,000

		21,873,934

Multi-Utilities (1.9%)
OGE Energy Corp.	100,300	2,585,734
PG&E Corp.	127,000	4,916,170
SCANA Corp.	124,400	4,428,640

		11,930,544

Water Utilities (0.7%)
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)*	174,400	4,222,224

Total Utilities		38,026,702

Total Common Stocks (98.3%) (Cost $667,753,892)		613,479,963

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (1.4%)
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	$1,000,000	978,338
General Electric Capital Corp.
0.40%, 3/12/10 (l)	3,000,000	2,863,728
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	2,718,353	2,718,353
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	2,000,000	1,989,766

Total Short-Term Investments of Cash Collateral for Securities Loaned		8,550,185

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Time Deposit (3.7%)
JP Morgan Chase Nassau
0.001%, 1/2/09	$23,436,731	$23,436,731

Total Short-Term Investments (5.1%) (Cost/Amortized Cost $32,155,084)		31,986,916

Total Investments (103.4%) (Cost/Amortized Cost $699,908,976)		645,466,879
Other Assets Less Liabilities (-3.4%)		(21,328,687)

Net Assets (100%)		$624,138,192

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

ADR —    American Depositary Receipt

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$613,479,963	$31,986,916	$—	$645,466,879
Other Investments*	—	—	—	—

Total	$613,479,963	$31,986,916	$—	$645,466,879

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$684,166,359
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$385,322,466

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,029,631
Aggregate gross unrealized depreciation	(92,841,615)

Net unrealized depreciation	$(76,811,984)

Federal income tax cost of investments	$722,278,863

At December 31, 2008, the Portfolio had loaned securities with a total value of $8,583,240. This was secured by collateral of $8,718,352 which was received as cash and subsequently invested in short-term investments currently valued at $8,550,185, as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $26,269,688 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (7.5%)
Media (2.6%)
DIRECTV Group, Inc.*	26,400	$604,824
Time Warner, Inc.	85,300	858,118

		1,462,942

Specialty Retail (2.3%)
Home Depot, Inc.	40,700	936,914
Lowe's Cos., Inc.	17,400	374,448

		1,311,362

Textiles, Apparel & Luxury Goods (2.6%)
NIKE, Inc., Class B	28,000	1,428,000

Total Consumer Discretionary		4,202,304

Consumer Staples (3.1%)
Food Products (1.9%)
Campbell Soup Co.	15,700	471,157
General Mills, Inc.	9,800	595,350

		1,066,507

Personal Products (1.2%)
Avon Products, Inc.	29,400	706,482

Total Consumer Staples		1,772,989

Energy (5.1%)
Energy Equipment & Services (2.7%)
Cameron International Corp.*	21,000	430,500
Noble Corp.	31,600	698,044
Smith International, Inc.	17,500	400,575

		1,529,119

Oil, Gas & Consumable Fuels (2.4%)
Chesapeake Energy Corp.	21,700	350,889
Plains Exploration & Production Co.*	15,100	350,924
Southwestern Energy Co.*	22,000	637,340

		1,339,153

Total Energy		2,868,272

Financials (10.7%)
Capital Markets (3.0%)
Charles Schwab Corp.	46,000	743,820
State Street Corp.	23,600	928,188

		1,672,008

Commercial Banks (3.1%)
BB&T Corp.	18,700	513,502
U.S. Bancorp.	49,400	1,235,494

		1,748,996

Consumer Finance (0.7%)
Capital One Financial Corp.	11,800	376,302

Insurance (2.5%)
Aflac, Inc.	31,000	1,421,040

Thrifts & Mortgage Finance (1.4%)
Hudson City Bancorp, Inc.	49,900	796,404

Total Financials		6,014,750

Health Care (28.3%)
Biotechnology (9.6%)
Amgen, Inc.*	26,500	1,530,375
Biogen Idec, Inc.*	27,900	1,328,877
Genzyme Corp.*	12,800	849,536

	Number of Shares	Value (Note 1)
Gilead Sciences, Inc.*	33,000	$1,687,620

		5,396,408

Health Care Equipment & Supplies (5.2%)
Intuitive Surgical, Inc.*	3,200	406,368
St. Jude Medical, Inc.*	38,600	1,272,256
Stryker Corp.	31,000	1,238,450

		2,917,074

Health Care Providers & Services (3.1%)
Express Scripts, Inc.*	32,300	1,775,854

Pharmaceuticals (10.4%)
Bristol-Myers Squibb Co.	85,500	1,987,875
Forest Laboratories, Inc.*	35,400	901,638
Johnson & Johnson	22,600	1,352,158
Pfizer, Inc.	90,650	1,605,412

		5,847,083

Total Health Care		15,936,419

Industrials (6.9%)
Air Freight & Logistics (2.0%)
C.H. Robinson Worldwide, Inc.	10,600	583,318
Expeditors International of Washington, Inc.	16,300	542,301

		1,125,619

Machinery (2.7%)
AGCO Corp.*	14,600	344,414
Bucyrus International, Inc.	14,600	270,392
Flowserve Corp.	6,600	339,900
Parker Hannifin Corp.	13,500	574,290

		1,528,996

Trading Companies & Distributors (2.2%)
Fastenal Co.	16,400	571,540
W.W. Grainger, Inc.	8,300	654,372

		1,225,912

Total Industrials		3,880,527

Information Technology (30.2%)
Communications Equipment (4.0%)
Cisco Systems, Inc.*	64,185	1,046,215
QUALCOMM, Inc.	15,600	558,948
Research In Motion Ltd.*	7,300	296,234
Telefonaktiebolaget LMEricsson (ADR)	46,600	363,946

		2,265,343

Computers & Peripherals (8.0%)
Apple, Inc.*	7,700	657,195
EMC Corp.*	91,400	956,958
Hewlett-Packard Co.	32,200	1,168,538
International Business Machines Corp.	20,498	1,725,112

		4,507,803

Electronic Equipment, Instruments & Components (2.8%)
Amphenol Corp., Class A	17,800	426,844
Flir Systems, Inc.*	18,700	573,716
Mettler-Toledo International, Inc.*	8,500	572,900

		1,573,460

Internet Software & Services (3.7%)
eBay, Inc.*	65,900	919,964
Google, Inc., Class A*	3,700	1,138,305

		2,058,269

IT Services (3.2%)
Infosys Technologies Ltd. (ADR)	21,900	538,083
Mastercard, Inc., Class A	3,600	514,548

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Paychex, Inc.	27,300	$717,444

		1,770,075

Semiconductors & Semiconductor Equipment (3.9%)
Altera Corp.	53,900	900,669
Intel Corp.	38,500	564,410
STMicroelectronics N.V. (N.Y. Shares)	54,500	362,425
United Microelectronics Corp. (ADR)	198,900	389,844

		2,217,348

Software (4.6%)
Intuit, Inc.*	23,800	566,202
Microsoft Corp.	65,300	1,269,432
Symantec Corp.*	57,100	771,992

		2,607,626

Total Information Technology		16,999,924

Materials (2.6%)
Chemicals (2.6%)
Potash Corp. of Saskatchewan, Inc.	8,600	629,692
Praxair, Inc.	13,900	825,104

Total Materials		1,454,796

Telecommunication Services (2.1%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	24,800	706,800

Wireless Telecommunication Services (0.9%)
NTT DoCoMo, Inc. (ADR)	25,400	498,348

Total Telecommunication Services		1,205,148

Utilities (1.9%)
Gas Utilities (1.9%)
Equitable Resources, Inc.	16,800	563,640
Questar Corp.	15,000	490,350

Total Utilities		1,053,990

Total Common Stocks (98.4%) (Cost $74,098,136)		55,389,119

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.7%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $962,927)	$962,927	962,927

Total Investments (100.1%) (Cost/Amortized Cost $75,061,063)		56,352,046
Other Assets Less Liabilities (-0.1%)		(83,089)

Net Assets (100%)		$56,268,957

*	Non-income producing.

Glossary:
ADR	—	American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$55,389,119	$962,927	$—	$56,352,046
Other Investments*	—	—	—	—

Total	$55,389,119	$962,927	$—	$56,352,046

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:

Stocks and long-term corporate debt securities	$64,976,563
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$63,103,947

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,171,770
Aggregate gross unrealized depreciation	(20,924,374)

Net unrealized depreciation	$(18,752,604)

Federal income tax cost of investments	$75,104,650

The Portfolio has a net capital loss carryforward of $7,445,003 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.3%)
Auto Components (0.4%)
Johnson Controls, Inc.	66,500	$1,207,640

Hotels, Restaurants & Leisure (1.2%)
Las Vegas Sands Corp.*	416,600	2,470,438
Wynn Resorts Ltd.*	25,300	1,069,178

		3,539,616

Media (5.1%)
Gannett Co., Inc.	71,100	568,800
Omnicom Group, Inc.	129,300	3,480,756
Time Warner Cable, Inc., Class A*	172,900	3,708,705
Time Warner, Inc.	372,500	3,747,350
Viacom, Inc., Class B*	80,700	1,538,142
Walt Disney Co.	61,200	1,388,628

		14,432,381

Multiline Retail (3.4%)
Target Corp.	280,900	9,699,477

Specialty Retail (1.9%)
Best Buy Co., Inc.	46,600	1,309,926
Home Depot, Inc.	35,300	812,606
Lowe's Cos., Inc.	91,200	1,962,624
Urban Outfitters, Inc.*	96,400	1,444,072

		5,529,228

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.*	33,000	685,410

Total Consumer Discretionary		35,093,752

Consumer Staples (6.3%)
Beverages (3.5%)
PepsiCo, Inc.	182,800	10,011,956

Food & Staples Retailing (1.0%)
Costco Wholesale Corp.	54,400	2,856,000

Household Products (1.2%)
Energizer Holdings, Inc.*	64,300	3,481,202

Personal Products (0.6%)
Avon Products, Inc.	71,700	1,722,951

Total Consumer Staples		18,072,109

Energy (3.7%)
Energy Equipment & Services (2.1%)
Baker Hughes, Inc.	45,500	1,459,185
Schlumberger Ltd.	105,000	4,444,650

		5,903,835

Oil, Gas & Consumable Fuels (1.6%)
Kinder Morgan Management LLC* .	20,500	819,590
Marathon Oil Corp.	141,500	3,871,440

		4,691,030

Total Energy		10,594,865

Financials (8.6%)
Capital Markets (2.5%)
Goldman Sachs Group, Inc.	82,500	6,962,175

	Number of Shares	Value (Note 1)
Commercial Banks (1.0%)
Wells Fargo & Co.	97,300	$2,868,404

Diversified Financial Services (2.0%)
JPMorgan Chase & Co.	183,800	5,795,214

Insurance (2.6%)
Aflac, Inc.	101,100	4,634,424
Progressive Corp.	129,100	1,911,971
RenaissanceReinsurance Holdings Ltd.	16,400	845,584

		7,391,979

Thrifts & Mortgage Finance (0.5%)
Hudson City Bancorp, Inc.	92,600	1,477,896

Total Financials		24,495,668

Health Care (18.5%)
Biotechnology (7.7%)
Amylin Pharmaceuticals, Inc.*	33,500	363,475
BioMarin Pharmaceutical, Inc.*	46,000	818,800
Celgene Corp.*	153,400	8,479,952
Genentech, Inc.*	80,800	6,699,128
Gilead Sciences, Inc.*	111,500	5,702,110

		22,063,465

Health Care Equipment & Supplies (3.7%)
Baxter International, Inc.	104,200	5,584,078
Medtronic, Inc.	155,300	4,879,526

		10,463,604

Health Care Providers & Services (2.4%)
Aetna, Inc.	4,100	116,850
DaVita, Inc.*	95,200	4,719,064
Health Net, Inc.*	49,100	534,699
UnitedHealth Group, Inc.	55,600	1,478,960

		6,849,573

Health Care Technology (1.8%)
Cerner Corp.*	136,600	5,252,270

Pharmaceuticals (2.9%)
Allergan, Inc.	136,200	5,491,584
Teva Pharmaceutical Industries Ltd. (ADR)	68,384	2,911,107

		8,402,691

Total Health Care		53,031,603

Industrials (14.3%)
Aerospace & Defense (0.9%)
United Technologies Corp.	45,400	2,433,440

Air Freight & Logistics (2.5%)
FedEx Corp.	32,800	2,104,120
United Parcel Service, Inc., Class B	92,800	5,118,848

		7,222,968

Airlines (0.8%)
Southwest Airlines Co.	269,100	2,319,642

Commercial Services & Supplies (1.0%)
Iron Mountain, Inc.*	119,900	2,965,127

Construction & Engineering (1.5%)
Fluor Corp.	94,200	4,226,754

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Electrical Equipment (1.5%)
First Solar, Inc.*	22,300	$3,076,508
SunPower Corp., Class A*	31,400	1,161,800

		4,238,308

Industrial Conglomerates (1.8%)
General Electric Co.	322,600	5,226,120

Machinery (3.6%)
Danaher Corp.	81,500	4,613,715
Illinois Tool Works, Inc	164,300	5,758,715

		10,372,430

Professional Services (0.7%)
Monster Worldwide, Inc.*	152,100	1,838,889

Total Industrials		40,843,678

Information Technology (24.8%)
Communications Equipment (5.7%)
Brocade Communications Systems, Inc.*	806,000	2,256,800
Ciena Corp.*	101,200	678,040
Cisco Systems, Inc.*	364,700	5,944,610
Nortel Networks Corp.*	4,679	1,217
QUALCOMM, Inc.	210,800	7,552,964

		16,433,631

Computers & Peripherals (2.0%)
Apple, Inc.*	47,800	4,079,730
Dell, Inc.*	26,800	274,432
NetApp, Inc.*	86,400	1,207,008
SanDisk Corp.*	27,800	266,880

		5,828,050

Electronic Equipment, Instruments & Components (1.6%)
Agilent Technologies, Inc.*	162,023	2,532,419
Flextronics International Ltd.*	164,300	420,608
Jabil Circuit, Inc.	221,600	1,495,800

		4,448,827

Internet Software & Services (8.3%)
eBay, Inc.*	95,900	1,338,764
Google, Inc., Class A*	49,900	15,351,735
Yahoo!, Inc.*	572,700	6,986,940

		23,677,439

IT Services (2.7%)
Cognizant Technology Solutions Corp., Class A*	124,600	2,250,276
Paychex, Inc.	209,800	5,513,544

		7,763,820

Semiconductors & Semiconductor Equipment (1.4%)
Altera Corp.	98,700	1,649,277
KLA-Tencor Corp.	91,000	1,982,890
Xilinx, Inc.	24,600	438,372

		4,070,539

Software (3.1%)
Adobe Systems, Inc.*	114,300	2,433,447
Microsoft Corp.	138,700	2,696,328
Nintendo Co., Ltd. (ADR)	35,500	1,695,125
Oracle Corp.*	55,100	976,923
SAP AG (ADR)	27,000	977,940

		8,779,763

Total Information Technology		71,002,069

Materials (2.7%)
Chemicals (1.0%)
Celanese Corp., Class A	35,900	446,237
Ecolab, Inc	33,600	1,181,040

	Number of Shares	Value (Note 1)
Monsanto Co.	17,400	$1,224,090

		2,851,367

Construction Materials (0.4%)
Vulcan Materials Co.	16,400	1,141,112

Metals & Mining (1.3%)
Allegheny Technologies, Inc.	100,700	2,570,871
Cliffs Natural Resources, Inc.	45,600	1,167,816

		3,738,687

Total Materials		7,731,166

Telecommunication Services (2.2%)
Diversified Telecommunication Services (0.6%)
Level 3 Communications, Inc.*	1,090,700	763,490
tw telecom, Inc.*	102,500	868,175

		1,631,665

Wireless Telecommunication Services (1.6%)
American Tower Corp., Class A*	160,700	4,711,724

Total Telecommunication Services		6,343,389

Utilities (0.4%)
Electric Utilities (0.4%)
Allegheny Energy, Inc	32,300	1,093,678

Total Utilities		1,093,678

Total Common Stocks (93.8%) (Cost $387,243,392)		268,301,977

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (6.5%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $18,468,895)	$18,468,895	18,468,895

Total Investments (100.3%) (Cost/Amortized Cost $405,712,287)		286,770,872
Other Assets Less Liabilities (-0.3%)		(781,497)

Net Assets (100%)		$285,989,375

*	Non-income producing.

Glossary:
ADR	—	American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$268,301,977	$18,468,895	$—	$286,770,872
Other Investments*	—	—	—	—

Total	$268,301,977	$18,468,895	$—	$286,770,872

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$169,168,445
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$184,191,730

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,113,709
Aggregate gross unrealized depreciation	(123,309,942)

Net unrealized depreciation	$(119,196,233)

Federal income tax cost of investments	$405,967,105

The Portfolio has a net capital loss carryforward of $98,188,018 of which $15,778,664 expires in the year 2009, $36,146,108 expires in the year 2010, $17,002,340 expires in the year 2011, and $29,260,906 expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (7.4%)
Auto Components (0.5%)
Johnson Controls, Inc.	265,500	$4,821,480

Diversified Consumer Services (0.7%)
Apollo Group, Inc., Class A*	96,500	7,393,830

Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.	254,500	6,189,440
Las Vegas Sands Corp.*	269,800	1,599,914
Wynn Resorts Ltd.*^	56,800	2,400,368

		10,189,722

Media (2.6%)
Comcast Corp., Class A	242,500	4,093,400
Gannett Co., Inc.	168,000	1,344,000
Omnicom Group, Inc.	168,800	4,544,096
Time Warner Cable, Inc., Class A*	167,600	3,595,020
Time Warner, Inc.	376,050	3,783,063
Viacom, Inc., Class B*	140,500	2,677,930
Walt Disney Co.^	285,300	6,473,457

		26,510,966

Multiline Retail (1.6%)
Nordstrom, Inc.^	221,500	2,948,165
Target Corp.	383,000	13,224,990

		16,173,155

Specialty Retail (0.6%)
Urban Outfitters, Inc.*	424,200	6,354,516

Textiles, Apparel & Luxury Goods (0.4%)
Hanesbrands, Inc.*	336,887	4,295,309

Total Consumer Discretionary		75,738,978

Consumer Staples (11.6%)
Beverages (4.3%)
Coca-Cola Co.	342,500	15,504,975
PepsiCo, Inc.	521,300	28,551,601

		44,056,576

Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	178,300	9,360,750
Wal-Mart Stores, Inc.	99,400	5,572,364

		14,933,114

Food Products (3.1%)
Kraft Foods, Inc., Class A	571,414	15,342,466
Sara Lee Corp.	1,702,200	16,664,538

		32,007,004

Household Products (0.9%)
Kimberly-Clark Corp.	170,900	9,013,266

Tobacco (1.9%)
Altria Group, Inc.	362,172	5,454,310
Philip Morris International, Inc.	320,072	13,926,333

		19,380,643

Total Consumer Staples		119,390,603

Energy (10.1%)
Energy Equipment & Services (1.3%)
Baker Hughes, Inc.	131,000	4,201,170
Schlumberger Ltd.	169,248	7,164,268

	Number of Shares	Value (Note 1)
Transocean Ltd.*	42,290	$1,998,202

		13,363,640

Oil, Gas & Consumable Fuels (8.8%)
Arch Coal, Inc.	56,000	912,240
Chevron Corp.	345,412	25,550,126
ConocoPhillips	403,400	20,896,120
Exxon Mobil Corp.^	163,848	13,079,986
Kinder Morgan Management LLC*^	185,537	7,417,769
Marathon Oil Corp.	709,200	19,403,712
Williams Cos., Inc.	256,200	3,709,776

		90,969,729

Total Energy		104,333,369

Financials (13.5%)
Capital Markets (3.1%)
Goldman Sachs Group, Inc.^	373,800	31,544,982

Commercial Banks (1.4%)
SunTrust Banks, Inc.	23,600	697,144
Wells Fargo & Co.^	467,900	13,793,692

		14,490,836

Diversified Financial Services (2.7%)
JPMorgan Chase & Co.	890,136	28,065,988

Insurance (3.7%)
ACE Ltd.	102,200	5,408,424
Aflac, Inc.	173,700	7,962,408
Berkshire Hathaway, Inc., Class A*	57	5,506,200
Mercury General Corp.^	123,100	5,661,369
Progressive Corp.	585,300	8,668,293
RenaissanceReinsurance Holdings Ltd	97,600	5,032,256

		38,238,950

Real Estate Investment Trusts (REITs) (0.2%)
Douglas Emmett, Inc. (REIT)^	183,200	2,392,592

Thrifts & Mortgage Finance (2.4%)
Astoria Financial Corp.	700,200	11,539,296
Hudson City Bancorp, Inc.	784,600	12,522,216

		24,061,512

Total Financials		138,794,860

Health Care (17.3%)
Biotechnology (4.0%)
Celgene Corp.*	507,600	28,060,128
Genentech, Inc.*	73,100	6,060,721
Gilead Sciences, Inc.*	130,000	6,648,200

		40,769,049

Health Care Equipment & Supplies (2.3%)
Baxter International, Inc.	279,400	14,973,046
Medtronic, Inc.	276,300	8,681,346

		23,654,392

Health Care Providers & Services (2.5%)
Aetna, Inc.	31,100	886,350
Cardinal Health, Inc.	229,100	7,897,077
DaVita, Inc.*	324,975	16,109,011
Health Net, Inc.*	105,900	1,153,251

		26,045,689

Health Care Technology (0.3%)
Cerner Corp.*	93,300	3,587,385

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Life Sciences Tools & Services (0.3%)
Thermo Fisher Scientific, Inc.*	89,000	$3,032,230

Pharmaceuticals (7.9%)
Abbott Laboratories, Inc.	118,600	6,329,682
Allergan, Inc.	942,612	38,006,116
AstraZeneca plc (ADR)^	520,900	21,372,527
Forest Laboratories, Inc.*	603,846	15,379,957

		81,088,282

Total Health Care		178,177,027

Industrials (13.6%)
Aerospace & Defense (1.4%)
United Technologies Corp	273,262	14,646,843

Air Freight & Logistics (4.0%)
FedEx Corp.	158,300	10,154,945
United Parcel Service, Inc., Class B	570,200	31,452,232

		41,607,177

Commercial Services & Supplies (0.9%)
Iron Mountain, Inc.*	388,700	9,612,551

Construction & Engineering (1.6%)
Fluor Corp.	227,800	10,221,386
Jacobs Engineering Group, Inc.*	118,000	5,675,800

		15,897,186

Electrical Equipment (0.9%)
Cooper Industries Ltd., Class A	78,000	2,279,940
First Solar, Inc.*^	50,200	6,925,592

		9,205,532

Industrial Conglomerates (2.1%)
General Electric Co.	1,307,128	21,175,474

Machinery (1.9%)
Danaher Corp.	170,700	9,663,327
Illinois Tool Works, Inc.	294,300	10,315,215

		19,978,542

Professional Services (0.2%)
Monster Worldwide, Inc.*	190,300	2,300,727

Road & Rail (0.6%)
Union Pacific Corp.	126,500	6,046,700

Total Industrials		140,470,732

Information Technology (12.8%)
Communications Equipment (3.0%)
Brocade Communications Systems, Inc.*	854,700	2,393,160
Cisco Systems, Inc.*	987,787	16,100,928
Polycom, Inc.*^	221,800	2,996,518
QUALCOMM, Inc.	270,600	9,695,598

		31,186,204

Computers & Peripherals (2.8%)
Apple, Inc.*	165,600	14,133,960
Dell, Inc.*	326,850	3,346,944
NetApp, Inc.*	780,700	10,906,379

		28,387,283

Electronic Equipment, Instruments & Components (2.0%)
Agilent Technologies, Inc.*	444,600	6,949,098
Flextronics International Ltd.*	674,900	1,727,744

	Number of Shares	Value (Note 1)
Jabil Circuit, Inc.	1,826,000	$12,325,500

		21,002,342

Internet Software & Services (2.0%)
Google, Inc., Class A*	67,380	20,729,457

IT Services (1.3%)
Cognizant Technology Solutions Corp., Class A*	365,400	6,599,124
Paychex, Inc.	110,000	2,890,800
Visa, Inc., Class A	79,000	4,143,550

		13,633,474

Semiconductors & Semiconductor Equipment (1.1%)
KLA-Tencor Corp.	228,000	4,968,120
Lam Research Corp.*	285,400	6,073,312

		11,041,432

Software (0.6%)
Oracle Corp.*^	339,500	6,019,335

Total Information Technology		131,999,527

Materials (5.0%)
Chemicals (1.5%)
Celanese Corp., Class A	140,300	1,743,929
Ecolab, Inc.	178,500	6,274,275
Monsanto Co.	50,500	3,552,675
Potash Corp. of Saskatchewan, Inc.	53,600	3,924,592

		15,495,471

Construction Materials (1.0%)
Vulcan Materials Co.^	147,000	10,228,260

Metals & Mining (2.5%)
Allegheny Technologies, Inc.	214,300	5,471,079
Barrick Gold Corp.	241,300	8,872,601
Cliffs Natural Resources, Inc.	110,400	2,827,344
Nucor Corp.	180,400	8,334,480

		25,505,504

Total Materials		51,229,235

Telecommunication Services (4.7%)
Diversified Telecommunication Services (2.3%)
AT&T, Inc.	706,800	20,143,800
tw telecom, Inc.*	393,000	3,328,710

		23,472,510

Wireless Telecommunication Services (2.4%)
American Tower Corp., Class A*	865,700	25,382,324

Total Telecommunication Services		48,854,834

Utilities (1.9%)
Electric Utilities (0.7%)
Allegheny Energy, Inc.	77,900	2,637,694
Edison International	153,800	4,940,056

		7,577,750

Multi-Utilities (0.6%)
CMS Energy Corp.^	565,000	5,712,150

Water Utilities (0.6%)
American Water Works Co., Inc.^	295,000	6,159,600

Total Utilities		19,449,500

Total Common Stocks (97.9%) (Cost $1,331,266,448)		1,008,438,665

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (5.0%)
ANZ National Bank Ltd.
0.36%, 3/6/09 (l)	$8,999,812	$8,997,328
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	37,472,507	37,472,507
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	2,000,000	1,989,766
Monumental Global Funding II
0.40%, 3/26/10 (l)	1,000,000	903,937
Tango Finance Corp.
0.37%, 6/25/09 (l)	1,999,641	1,987,801

Total Short-Term Investments of Cash Collateral for Securities Loaned		51,351,339

Time Deposit (2.1%)
JP Morgan Chase Nassau
0.001%, 1/2/09	21,446,988	21,446,988

Total Short-Term Investments (7.1%) (Cost/Amortized Cost $72,918,948)		72,798,327

Total Investments (105.0%) (Cost/Amortized Cost $1,404,185,396)		1,081,236,992
Other Assets Less Liabilities (-5.0%)		(51,251,515)

Net Assets (100%)		$1,029,985,477

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

ADR —    American Depositary Receipt

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$1,008,438,665	$72,798,327	$—	$1,081,236,992
Other Investments*	—	—	—	—

Total	$1,008,438,665	$72,798,327	$—	$1,081,236,992

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$636,280,264
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$877,012,700

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,528,359
Aggregate gross unrealized depreciation	(355,447,152)

Net unrealized depreciation	$(327,918,793)

Federal income tax cost of investments	$1,409,155,785

At December 31, 2008, the Portfolio had loaned securities with a total value of $51,165,216. This was secured by collateral of $51,471,960 which was received as cash and subsequently invested in short-term investments currently valued at $51,351,339, as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $191,972,104 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bonds (0.5%)
Consumer Discretionary (0.3%)
Automobiles (0.3%)
Ford Motor Co.
4.250%, 12/15/36	$1,970,000	$507,275

Total Consumer Discretionary		507,275

Energy (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Peabody Energy Corp.
4.750%, 12/15/41	680,000	408,000

Total Energy		408,000

Total Convertible Bonds		915,275

Corporate Bonds (90.3%)
Consumer Discretionary (19.7%)
Auto Components (0.3%)
ArvinMeritor, Inc.
8.125%, 9/15/15^	$615,000	276,750
TRW Automotive, Inc.
7.250%, 3/15/17§	700,000	357,000

		633,750

Diversified Consumer Services (1.0%)
Carriage Services, Inc.
7.875%, 1/15/15	915,000	722,850
Service Corp. International
7.375%, 10/1/14	250,000	212,500
6.750%, 4/1/16	1,435,000	1,090,600

		2,025,950

Hotels, Restaurants & Leisure (3.0%)
Landry’s Restaurants, Inc.
9.500%, 12/15/14	785,000	785,000
Las Vegas Sands Corp.
6.375%, 2/15/15^	665,000	385,700
MGM MIRAGE
6.750%, 9/1/12	400,000	280,000
7.625%, 1/15/17^	2,370,000	1,528,650
Royal Caribbean Cruises Ltd.
7.000%, 6/15/13	42,000	23,940
6.875%, 12/1/13	1,765,000	988,400
San Pasqual Casino
8.000%, 9/15/13§	68,000	49,300
Seneca Gaming Corp.
7.250%, 5/1/12	285,000	229,425
Speedway Motorsports, Inc.
6.750%, 6/1/13	1,035,000	745,200
Venetian Macau Bank Loan
6.020%, 4/6/13(l)	1,850,000	867,187

		5,882,802

Household Durables (0.6%)
American Greetings Corp.
7.375%, 6/1/16	150,000	100,500
Jarden Corp.
7.500%, 5/1/17	1,400,000	955,500

		1,056,000

Leisure Equipment & Products (0.4%)
Steinway Musical Instruments, Inc.
7.000%, 3/1/14§	1,145,000	795,775

	Principal Amount	Value (Note 1)
Media (12.6%)
Allbritton Communications Co.
7.750%, 12/15/12	$1,750,000	$859,687
CCO Holdings LLC/CCO Holdings Capital Corp.
8.750%, 11/15/13^	3,450,000	2,173,500
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.
8.375%, 4/30/14§	1,665,000	1,273,725
Citadel Communications Corp.
3.650%, 6/12/14	169,964	67,986
5.395%, 6/12/14	190,688	76,275
COX Communications, Inc.
9.375%, 1/15/19§	1,630,000	1,705,471
CSC Holdings, Inc.,
Series B
8.125%, 7/15/09	210,000	208,950
Dex Media West LLC/Dex Media Finance Co.
Series B
8.500%, 8/15/10	470,000	284,350
Echostar DBS Corp.
6.375%, 10/1/11	250,000	232,500
7.125%, 2/1/16	1,750,000	1,461,250
Inmarsat Finance plc
7.625%, 6/30/12	575,000	500,969
Intelsat Jackson Holdings Ltd.
11.250%, 6/15/16	3,626,000	3,299,660
Intelsat Subsidiary Holding Co., Ltd.
8.500%, 1/15/13§	4,300,000	3,977,500
8.875%, 1/15/15§	2,600,000	2,366,000
Liberty Media LLC
8.250%, 2/1/30	500,000	286,829
Mediacom Broadband LLC/Mediacom Broadband Corp.
8.500%, 10/15/15	2,207,000	1,437,309
Mediacom LLC/Mediacom Capital Corp.
9.500%, 1/15/13	190,000	143,450
Nielsen Finance LLC/Nielsen Finance Co.
10.000%, 8/1/14	1,730,000	1,384,000
Quebecor Media, Inc.
7.750%, 3/15/16	1,900,000	1,282,500
Spanish Broadcasting Systems, Inc.
4.940%, 5/3/13	100,000	52,844
Series A
7.710%, 5/3/13(l)	2,000,000	1,056,876
Valassis Communications, Inc.
8.250%, 3/1/15	1,145,000	297,700
Videotron Ltd.
6.875%, 1/15/14	350,000	309,750
9.125%, 4/15/18§	95,000	88,350

		24,827,431

Specialty Retail (0.8%)
AutoNation, Inc.
7.000%, 4/15/14^	2,080,000	1,518,400

Textiles, Apparel & Luxury Goods (1.0%)
Invista
9.250%, 5/1/12§	450,000	315,000
Levi Strauss & Co.
3.445%, 3/27/14(l)	1,225,000	698,250
Perry Ellis International, Inc.
Series B
8.875%, 9/15/13	680,000	408,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Phillips-Van Heusen Corp.
7.250%, 2/15/11	$450,000	$393,750
8.125%, 5/1/13	125,000	103,125

		1,918,125

Total Consumer Discretionary		38,658,233

Consumer Staples (5.3%)
Beverages (1.2%)
Constellation Brands, Inc.
7.250%, 9/1/16	395,000	373,275
Series B
8.125%, 1/15/12	2,060,000	1,946,700

		2,319,975

Food & Staples Retailing (2.9%)
Ingles Markets, Inc.
8.875%, 12/1/11	2,250,000	1,957,500
New Albertsons, Inc.
7.450%, 8/1/29	215,000	126,850
Pantry, Inc.
7.750%, 2/15/14	715,000	493,350
Stater Brothers Holdings, Inc.
8.125%, 6/15/12	1,200,000	1,086,000
SUPERVALU, Inc.
7.500%, 11/15/14	2,515,000	2,062,300

		5,726,000

Food Products (0.6%)
Smithfield Foods, Inc.
7.750%, 7/1/17	946,000	539,220
Series B
7.750%, 5/15/13	1,095,000	703,538

		1,242,758

Household Products (0.5%)
Central Garden & Pet Co.
9.125%, 2/1/13^	1,735,000	1,023,650

Personal Products (0.1%)
Elizabeth Arden, Inc.
7.750%, 1/15/14	215,000	139,750

Total Consumer Staples		10,452,133

Energy (10.7%)
Energy Equipment & Services (2.2%)
Ashmore Energy
3.409%, 3/30/14†	229,984	129,941
Ashmore Energy International Ltd.
6.762%, 3/30/14(l)†	2,073,143	1,171,326
Complete Production Services, Inc.
8.000%, 12/15/16	2,210,000	1,392,300
Dresser-Rand Group, Inc.
7.986%, 5/14/15(l)†	850,000	382,500
Key Energy Services, Inc.
8.375%, 12/1/14	1,930,000	1,273,800

		4,349,867

Oil, Gas & Consumable Fuels (8.5%)
Atlas Pipeline Partners LP
8.125%, 12/15/15	882,000	595,350
8.750%, 6/15/18§	1,030,000	674,650
Chesapeake Energy Corp.
6.375%, 6/15/15	300,000	237,000
6.625%, 1/15/16	1,180,000	932,200
Compton Petroleum Finance Corp.
7.625%, 12/1/13	2,120,000	636,000
Denbury Resources, Inc.
7.500%, 12/15/15	1,955,000	1,388,050

	Principal Amount	Value (Note 1)
El Paso Corp.
7.000%, 6/15/17	$590,000	$461,737
7.250%, 6/1/18	1,435,000	1,138,919
Forest Oil Corp.
7.250%, 6/15/19	135,000	98,550
Foundation PA Coal Co.
7.250%, 8/1/14	1,265,000	1,037,300
Inergy LP/Inergy Finance Corp.
6.875%, 12/15/14	1,220,000	951,600
8.250%, 3/1/16	335,000	261,300
Kinder Morgan Finance Co. ULC
5.700%, 1/5/16	2,235,000	1,665,075
OPTI Canada, Inc.
7.875%, 12/15/14	1,410,000	719,100
8.250%, 12/15/14	735,000	396,900
Plains Exploration & Production Co.
7.000%, 3/15/17	580,000	397,300
Sabine Pass LNG LP
7.250%, 11/30/13	350,000	255,500
7.500%, 11/30/16	1,075,000	774,000
Targa Resources Partners LP
8.250%, 7/1/16§	1,035,000	641,700
Targa Resources, Inc.
8.500%, 11/1/13	2,015,000	1,088,100
Teekay Corp.
8.875%, 7/15/11	525,000	443,625
Transcontinental Gas Pipe Line Corp.
Series B
7.000%, 8/15/11	650,000	637,909
Williams Cos., Inc.
7.750%, 6/15/31	1,240,000	849,400
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17	475,000	375,250

		16,656,515

Total Energy		21,006,382

Financials (9.9%)
Capital Markets (1.9%)
Goldman Sachs Group, Inc.
5.125%, 1/15/15	1,115,000	1,022,972
6.250%, 9/1/17	1,075,000	1,042,359
Merrill Lynch & Co., Inc.
6.400%, 8/28/17	1,215,000	1,217,269
Nuveen Investments, Inc.
10.500%, 11/15/15§	1,625,000	359,531

		3,642,131

Consumer Finance (4.4%)
American Express Credit Corp.
Series C
7.300%, 8/20/13	465,000	475,971
Ford Motor Credit Co. LLC
7.875%, 6/15/10	7,940,000	6,353,429
9.875%, 8/10/11	2,367,000	1,746,183

		8,575,583

Diversified Financial Services (3.3%)
Citigroup, Inc.
6.125%, 11/21/17	1,115,000	1,126,752
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co.
8.875%, 4/1/15 PIK	825,000	280,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.125%, 2/15/13	200,000	138,000
JPMorgan Chase & Co.
7.900%, 4/29/49(l)	705,000	586,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
KAR Holdings, Inc.
8.750%, 5/1/14	$1,490,000	$655,600
NSG Holdings LLC/NSG Holdings, Inc.
7.750%, 12/15/25§	635,000	495,300
Rainbow National Services LLC
8.750%, 9/1/12§	1,305,000	1,174,500
10.375%, 9/1/14§	680,000	605,200
Regency Energy Partners LP/Regency Energy Finance Corp.
8.375%, 12/15/13	2,192,000	1,501,520

		6,563,812

Real Estate Investment Trusts (REITs) (0.3%)
Felcor Lodging LP
8.500%, 6/1/11	349,000	258,260
Ventas Realty LP/Ventas Capital Corp.
7.125%, 6/1/15	520,000	406,900

		665,160

Total Financials		19,446,686

Health Care (7.9%)
Health Care Equipment & Supplies (2.3%)
Advanced Medical Optics, Inc.
7.500%, 5/1/17	755,000	385,050
Bausch & Lomb, Inc.
9.875%, 11/1/15^§	3,045,000	2,283,750
Boston Scientific Corp.
6.400%, 6/15/16	2,020,000	1,727,100

		4,395,900

Health Care Providers & Services (5.6%)
Community Health Systems, Inc.
8.875%, 7/15/15^	2,005,000	1,844,600
Term Loan
0.000%, 12/31/49(l)(t)	66,792	51,780
4.439%, 12/31/49(l)	159,278	123,480
4.446%, 12/31/49(l)	1,145,857	888,325
HCA, Inc.
6.950%, 5/1/12	1,179,000	966,780
6.300%, 10/1/12	850,000	599,250
6.750%, 7/15/13	4,000,000	2,520,000
9.625%, 11/15/16 PIK	1,640,000	1,279,200
Tenet Healthcare Corp.
9.250%, 2/1/15^	3,400,000	2,737,000

		11,010,415

Life Sciences Tools & Services (0.0%)
Fisher Scientific International, Inc.
6.125%, 7/1/15	75,000	66,094

Total Health Care		15,472,409

Industrials (7.4%)
Aerospace & Defense (1.9%)
Bombardier, Inc.
6.750%, 5/1/12§	520,000	461,500
DRS Technologies, Inc.
6.625%, 2/1/16	750,000	750,000
Esterline Technologies Corp.
7.750%, 6/15/13	1,365,000	1,187,550
L-3 Communications Corp.
6.125%, 7/15/13	75,000	69,000
Series B 3
6.375%, 10/15/15	430,000	402,050
Moog, Inc.
6.250%, 1/15/15	450,000	360,000

	Principal Amount	Value (Note 1)
TransDigm, Inc.
7.750%, 7/15/14	$665,000	$545,300

		3,775,400

Commercial Services & Supplies (2.6%)
Allied Waste North America, Inc.
7.250%, 3/15/15	625,000	581,250
ARAMARK Corp.
8.500%, 2/1/15	2,430,000	2,199,150
Browing-Ferris Industries, Inc.
7.400%, 9/15/35	723,000	596,452
Corrections Corp. of America
7.500%, 5/1/11	195,000	193,050
6.750%, 1/31/14	375,000	349,687
DI Finance/DynCorp International
Series B
9.500%, 2/15/13	1,451,000	1,264,184

		5,183,773

Electrical Equipment (0.9%)
Baldor Electric Co.
8.625%, 2/15/17	1,125,000	838,125
General Cable Corp.
7.125%, 4/1/17	1,195,000	788,700
Thomas & Betts Corp.
7.250%, 6/1/13	120,000	123,946

		1,750,771

Machinery (0.4%)
Douglas Dynamics LLC
7.750%, 1/15/12§	350,000	182,000
Terex Corp.
8.000%, 11/15/17	790,000	671,500

		853,500

Road & Rail (1.6%)
Hertz Corp.
8.875%, 1/1/14	1,795,000	1,103,925
United Rentals North America, Inc.
6.500%, 2/15/12	2,475,000	1,955,250

		3,059,175

Total Industrials		14,622,619

Information Technology (1.2%)
IT Services (1.1%)
SunGard Data Systems, Inc.
9.125%, 8/15/13	2,041,000	1,765,465
4.875%, 1/15/14	495,000	341,550

		2,107,015

Semiconductors & Semiconductor Equipment (0.1%)
Sensata Technologies B.V.
8.000%, 5/1/14	455,000	204,750

Total Information Technology		2,311,765

Materials (8.2%)
Chemicals (1.1%)
Airgas, Inc.
6.250%, 7/15/14	340,000	289,000
Mosaic Co.
7.625%, 12/1/16§	1,200,000	960,000
Nalco Co.
7.750%, 11/15/11	1,005,000	964,800

		2,213,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Construction Materials (0.8%)
Texas Industries, Inc.
7.250%, 7/15/13§	$345,000	$266,512
7.250%, 7/15/13	1,275,000	984,938
U.S. Concrete, Inc.
8.375%, 4/1/14	560,000	302,400

		1,553,850

Containers & Packaging (0.9%)
Crown Americas LLC/Crown Americas Capital Corp.
7.750%, 11/15/15	1,690,000	1,681,550

Metals & Mining (3.8%)
Arch Western Finance LLC
6.750%, 7/1/13	1,610,000	1,400,700
California Steel Industries, Inc.
6.125%, 3/15/14	1,750,000	1,050,000
Freeport-McMoRan Copper & Gold, Inc.
8.250%, 4/1/15	195,000	165,750
8.375%, 4/1/17	3,180,000	2,607,600
Novelis, Inc.
7.250%, 2/15/15	1,595,000	925,100
Steel Dynamics, Inc.
7.375%, 11/1/12	805,000	587,650
6.750%, 4/1/15	1,080,000	745,200

		7,482,000

Paper & Forest Products (1.6%)
Domtar Corp.
7.875%, 10/15/11	1,650,000	1,402,500
Georgia-Pacific LLC
8.125%, 5/15/11	1,375,000	1,292,500
9.500%, 12/1/11	455,000	429,975
Newark Group, Inc.
9.750%, 3/15/14	1,150,000	109,250

		3,234,225

Total Materials		16,165,425

Telecommunication Services (8.8%)
Diversified Telecommunication Services (6.7%)
Frontier Communications Corp.
6.250%, 1/15/13	1,460,000	1,241,000
9.000%, 8/15/31	1,755,000	1,105,650
Level 3 Financing, Inc.
9.250%, 11/1/14	710,000	411,800
Qwest Corp.
8.875%, 3/15/12	1,275,000	1,179,375
Sprint Capital Corp.
8.375%, 3/15/12	4,535,000	3,628,000
6.900%, 5/1/19	2,365,000	1,679,150
Telesat Canada Corp. Bank Loan
5.200%, 10/15/14(l)	250,407	170,545
5.670%, 10/15/14(l)	15,909	10,835
6.280%, 10/15/14(l)	125,092	85,196
6.420%, 10/15/14(l)	1,093,340	744,642
6.520%, 10/15/14(l)	348,176	237,132
6.770%, 10/15/14(l)	53,547	36,470
Time Warner Telecom Holdings, Inc.
9.250%, 2/15/14	2,225,000	1,824,500
Verizon Communications, Inc.
4.350%, 2/15/13	20,000	19,344
West Corp.
11.000%, 10/15/16^	460,000	213,900

	Principal Amount	Value (Note 1)
Windstream Corp.
8.625%, 8/1/16	$725,000	$641,625

		13,229,164

Wireless Telecommunication Services (2.1%)
Cricket Communications, Inc.
9.375%, 11/1/14	2,120,000	1,908,000
MetroPCS Wireless, Inc.
9.250%, 11/1/14	1,535,000	1,373,825
Nextel Communications, Inc.
Series D
7.375%, 8/1/15	630,000	264,600
Series E
6.875%, 10/31/13	1,195,000	507,875

		4,054,300

Total Telecommunication Services		17,283,464

Utilities (11.2%)
Electric Utilities (3.8%)
Edison Mission Energy
7.500%, 6/15/13	200,000	183,000
7.750%, 6/15/16	300,000	267,000
7.000%, 5/15/17	755,000	656,850
Intergen N.V.
9.000%, 6/30/17§	3,910,000	3,206,200
Mirant North America LLC
7.375%, 12/31/13	1,020,000	979,200
Tenaska Alabama Partners LP
7.000%, 6/30/21§	599,429	470,155
Texas Competitive Electric Holdings Co. LLC
5.368%, 10/31/14(l)	2,146,450	1,483,734
5.888%, 10/31/14(l)	368,750	254,898
7.262%, 10/31/14(l)	19,200	13,272

		7,514,309

Gas Utilities (1.4%)
AmeriGas Partners LP
7.250%, 5/20/15	690,000	562,350
AmeriGas Partners LP/ AmeriGas Eagle Finance Corp.
7.125%, 5/20/16	1,150,000	920,000
Knight, Inc.
5.150%, 3/1/15	610,000	454,450
Suburban Propane Partners LP/Suburban Energy Finance Corp.
6.875%, 12/15/13	980,000	803,600

		2,740,400

Independent Power Producers & Energy Traders (6.0%)
AES Corp.
8.750%, 5/15/13§	125,000	120,000
8.000%, 10/15/17	2,430,000	1,992,600
Dynegy Holdings, Inc.
8.375%, 5/1/16	1,955,000	1,388,050
7.750%, 6/1/19	2,555,000	1,762,950
Energy Future Holdings Corp.
10.875%, 11/1/17§	4,615,000	3,276,650
NRG Energy, Inc.
7.375%, 2/1/16	35,000	32,550
7.375%, 1/15/17	1,940,000	1,784,800
Reliant Energy, Inc.
7.875%, 6/15/17	1,710,000	1,385,100

		11,742,700

Total Utilities		21,997,409

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Total Corporate Bonds		$177,416,525

Total Long-Term Debt Securities (90.8%) (Cost $231,870,351)		178,331,800

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Financials (0.1%)
Diversified Financial Services (0.1%)
Leucadia National Corp.*	7,818	154,796

Total Financials		154,796

Information Technology (0.0%)
Computers & Peripherals (0.0%)
Axiohm Transaction Solutions, Inc.*†	4,056	—

Total Information Technology		—

Total Common Stocks (0.1%) (Cost $1,114,532)		154,796

	Number of Warrants	Value (Note 1)
WARRANT:
Health Care (0.0%)
Life Sciences Tools & Services (0.0%)
Charles River Laboratories International, Inc., expiring 10/1/09*† (Cost $—)	250	39,898

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (5.4%)
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	$1,000,000	978,338
Beta Finance, Inc.
0.38%, 2/17/09 (l)	1,999,820	1,999,820
General Electric Capital Corp.
0.40%, 3/12/10 (l)	2,000,000	1,909,152
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	2,765,897	2,765,897
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	2,000,000	1,989,766
Monumental Global Funding II
0.40%, 3/26/10 (l)	1,000,000	903,937

Total Short-Term Investments of Cash Collateral for Securities Loaned		10,546,910

Time Deposit (6.9%)
JP Morgan Chase Nassau
0.001%, 1/2/09	13,649,260	13,649,260

Total Short-Term Investments (12.3%) (Cost/Amortized Cost $24,414,977)		24,196,170

Total Investments (103.2%) (Cost/Amortized Cost $257,399,860)		202,722,664
Other Assets Less Liabilities (-3.2%)		(6,196,577)

Net Assets (100%)		$196,526,087

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $1,723,665 or 0.9% of net assets) at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $26,105,769 or 13.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(t)	Position represents an unfunded loan commitment. The coupon rate will be determined at the time of settlement.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

PIK —    Payment-in Kind Security

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$154,796	$200,844,203	$1,723,665	$202,722,664
Other Investments*	—	—	—	—

Total	$154,796	$200,844,203	$1,723,665	$202,722,664

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$115,174	$—
Total gains or losses (realized/unrealized) included in earnings	(75,276)	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	$1,683,767	—

Balance as of 12/31/08	$1,723,665	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/08.	$(1,313,863)	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$169,984,777
Long-term U.S. Treasury securities	3,419,847

$173,404,624

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$144,559,626
Long-term U.S. Treasury securities	8,027,834

$152,587,460

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$682,161
Aggregate gross unrealized depreciation	(55,782,847)

Net unrealized depreciation	$(55,100,686)

Federal income tax cost of investments	$257,823,350

At December 31, 2008, the Portfolio had loaned securities with a total value of $10,490,137. This was secured by collateral of $10,765,718 which was received as cash and subsequently invested in short-term investments currently valued at $10,546,910, as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $32,953,108 of which $6,348,144 expires in the year 2009, $10,736,475 expires in the year 2010, $2,157,878 expires in the year 2011, $35,502 expires in the year 2014, $1,048,369 expires in the year 2015, and $12,626,740 expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.2%)
Automobiles (0.5%)
Harley-Davidson, Inc.	299,120	$5,076,066

Diversified Consumer Services (1.7%)
H&R Block, Inc.	703,140	15,975,341

Household Durables (0.2%)
Garmin Ltd.	62,005	1,188,636
Hunter Douglas N.V	36,089	1,187,157

		2,375,793

Internet & Catalog Retail (0.6%)
Amazon.com, Inc.*	92,240	4,730,067
Liberty Media Corp., Interactive, Class A*	187,690	585,593

		5,315,660

Media (5.0%)
Comcast Corp., Special Class A	1,310,905	21,171,116
Grupo Televisa S.A. (ADR)	705,500	10,540,170
Lagardere SCA	34,900	1,416,577
Liberty Media Corp., Entertainment Series, Class A*	167,490	2,927,725
News Corp., Class A	1,162,765	10,569,534
WPP plc (ADR)	21,220	627,900

		47,253,022

Multiline Retail (0.2%)
Sears Holdings Corp.*	48,965	1,903,270

Specialty Retail (2.0%)
Bed Bath & Beyond, Inc.*	409,120	10,399,830
CarMax, Inc.*	192,960	1,520,525
Lowe’s Cos., Inc.	222,280	4,783,465
Staples, Inc.	133,005	2,383,450

		19,087,270

Total Consumer Discretionary		96,986,422

Consumer Staples (14.6%)
Beverages (2.3%)
Diageo plc (ADR)	263,625	14,958,082
Heineken Holding N.V	245,097	7,016,822

		21,974,904

Food & Staples Retailing (6.3%)
Costco Wholesale Corp.	807,400	42,388,500
CVS Caremark Corp.	573,256	16,475,377
Whole Foods Market, Inc.	88,200	832,608

		59,696,485

Food Products (0.3%)
Hershey Co.	78,280	2,719,447

Household Products (1.9%)
Procter & Gamble Co.	294,030	18,176,935

Personal Products (0.3%)
Avon Products, Inc.	114,730	2,756,962

Tobacco (3.5%)
Altria Group, Inc.	39,080	588,545
Philip Morris International, Inc.	759,990	33,067,165

		33,655,710

Total Consumer Staples		138,980,443

	Number of Shares	Value (Note 1)
Energy (15.9%)
Energy Equipment & Services (0.5%)
Transocean Ltd.*	105,994	$5,008,216

Oil, Gas & Consumable Fuels (15.4%)
Canadian Natural Resources Ltd.	392,645	15,697,947
China Coal Energy Co., Class H	3,278,600	2,649,458
ConocoPhillips	756,570	39,190,326
Devon Energy Corp.	500,760	32,904,940
EOG Resources, Inc.	400,370	26,656,635
Occidental Petroleum Corp.	463,340	27,795,767
OGX Petroleo e Gas Participacoes S.A.*	3,800	866,861

		145,761,934

Total Energy		150,770,150

Financials (27.7%)
Capital Markets (4.0%)
Ameriprise Financial, Inc.	188,250	4,397,520
Bank of New York Mellon Corp.	911,870	25,833,277
E*TRADE Financial Corp.*	296,700	341,205
Goldman Sachs Group, Inc.	37,560	3,169,688
Merrill Lynch & Co., Inc.	137,364	1,598,917
Morgan Stanley	48,000	769,920
State Street Corp.	52,180	2,052,240

		38,162,767

Commercial Banks (4.5%)
Wachovia Corp.	267,692	1,483,014
Wells Fargo & Co.	1,391,330	41,016,408

		42,499,422

Consumer Finance (2.7%)
American Express Co.	1,305,905	24,224,538
Discover Financial Services	98,230	936,132

		25,160,670

Diversified Financial Services (5.1%)
Citigroup, Inc.	372,480	2,499,341
JPMorgan Chase & Co.	1,265,400	39,898,062
Moody’s Corp.	304,950	6,126,445

		48,523,848

Insurance (10.8%)
American International Group, Inc.	984,900	1,546,293
Berkshire Hathaway, Inc., Class B*	12,729	40,911,006
Everest Reinsurance Group Ltd.	20,815	1,584,854
Loews Corp.	776,021	21,922,593
Markel Corp.*	2,937	878,163
MBIA, Inc.*	75,800	308,506
Nipponkoa Insurance Co., Ltd.	578,400	4,496,424
Principal Financial Group, Inc.	85,975	1,940,456
Progressive Corp.	1,348,439	19,970,382
Sun Life Financial, Inc.	50,335	1,164,752
Transatlantic Holdings, Inc.	208,770	8,363,326

		103,086,755

Real Estate Management & Development (0.6%)
Brookfield Asset Management, Inc., Class A	191,116	2,918,341
Hang Lung Group Ltd.	1,040,000	3,174,364

		6,092,705

Total Financials		263,526,167

Health Care (5.1%)
Health Care Providers & Services (3.3%)
Cardinal Health, Inc.	168,020	5,791,650
Express Scripts, Inc.*	213,600	11,743,728

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
UnitedHealth Group, Inc.	507,300	$13,494,180

		31,029,558

Pharmaceuticals (1.8%)
Johnson & Johnson	100,840	6,033,257
Schering-Plough Corp.	682,800	11,628,084

		17,661,341

Total Health Care		48,690,899

Industrials (4.6%)
Air Freight & Logistics (0.5%)
United Parcel Service, Inc., Class B	90,980	5,018,457

Commercial Services & Supplies (1.7%)
Iron Mountain, Inc.*	654,263	16,179,924

Electrical Equipment (0.2%)
ABB Ltd. (ADR)	88,340	1,325,983

Industrial Conglomerates (0.9%)
Siemens AG (Registered)	53,400	3,999,687
Tyco International Ltd.	223,267	4,822,567

		8,822,254

Machinery (0.1%)
PACCAR, Inc.	45,325	1,296,295

Marine (0.6%)
China Shipping Development Co., Ltd., Class H	1,862,000	1,874,118
Kuehne & Nagel International AG (Registered)	56,151	3,640,614

		5,514,732

Transportation Infrastructure (0.6%)
China Merchants Holdings International Co., Ltd.	2,360,608	4,651,723
COSCO Pacific Ltd.	1,104,900	1,137,537

		5,789,260

Total Industrials		43,946,905

Information Technology (8.2%)
Communications Equipment (0.6%)
Cisco Systems, Inc.*	335,170	5,463,271

Computers & Peripherals (1.6%)
Dell, Inc.*	296,690	3,038,106
Hewlett-Packard Co.	339,540	12,321,906

		15,360,012

Electronic Equipment, Instruments & Components (1.1%)
Agilent Technologies, Inc.*	450,162	7,036,032
Tyco Electronics Ltd.	222,052	3,599,463

		10,635,495

Internet Software & Services (1.3%)
eBay, Inc.*	134,400	1,876,224
Google, Inc., Class A*	32,380	9,961,707

		11,837,931

IT Services (0.2%)
Visa, Inc., Class A	39,120	2,051,844

Semiconductors & Semiconductor Equipment (1.6%)
Texas Instruments, Inc.	981,300	15,229,776

	Number of Shares	Value (Note 1)
Software (1.8%)
Microsoft Corp.	889,055	$17,283,229

Total Information Technology		77,861,558

Materials (4.1%)
Chemicals (0.5%)
Monsanto Co.	68,680	4,831,638

Construction Materials (1.2%)
Martin Marietta Materials, Inc.	14,520	1,409,602
Vulcan Materials Co.	148,206	10,312,173

		11,721,775

Containers & Packaging (1.4%)
Sealed Air Corp.	867,422	12,959,285

Metals & Mining (0.4%)
BHP Billiton plc	141,450	2,664,476
Rio Tinto plc	59,730	1,294,159

		3,958,635

Paper & Forest Products (0.6%)
Sino-Forest Corp.*	651,100	5,205,635

Total Materials		38,676,968

Telecommunication Services (0.1%)
Wireless Telecommunication Services (0.1%)
Sprint Nextel Corp.*	742,500	1,358,775

Total Telecommunication Services		1,358,775

Utilities (0.4%)
Independent Power Producers & Energy Traders (0.4%)
AES Corp.*	434,700	3,581,928

Total Utilities		3,581,928

Total Common Stocks (90.9%) (Cost $1,316,474,088)		864,380,215

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.1%)
Materials (0.1%)
Paper & Forest Products (0.1%)
Sino-Forest Corp.
5.000%, 8/1/13(b)§	$1,664,000	1,181,440

Total Materials		1,181,440

Total Convertible Bonds		1,181,440

Total Long-Term Debt Securities (0.1%) (Cost $1,664,000)		1,181,440

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Commercial Paper (9.5%)
NATC California LLC
0.23%, 1/2/09	$7,744,000	7,743,901
0.37%, 1/9/09	25,000,000	24,997,657

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Sanpaolo IMI U.S. Financial Co.
0.47%, 1/2/09	$43,000,000	$42,998,877
Toyota Credit de Puerto Rico Corp.
0.10%, 1/2/09	14,000,000	13,999,922

Total Commercial Paper		89,740,357

Time Deposit (0.0%)
JP Morgan Chase Nassau
0.001%, 1/2/09	216	216

Total Short-Term Investments (9.5%) (Cost/Amortized Cost $89,741,483)		89,740,573

Total Investments (100.5%) (Cost/Amortized Cost $1,407,879,571)		955,302,228
Other Assets Less Liabilities (-0.5%)		(4,549,439)

Net Assets (100%)		$950,752,789

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $1,181,440 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.

Glossary:

ADR —    American Depositary Receipt

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•   Level 1 - Quoted prices in active markets for identical securities

•   Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$824,310,238	$130,991,990	$—	$955,302,228
Other Investments*	—	—	—	—

Total	$824,310,238	$130,991,990	$—	$955,302,228

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$6,967,816	$—
Total gains or losses (realized/unrealized) included in earnings	241,784	—
Purchases, sales, issuances, and settlements (net)	(7,209,600)	—
Transfers in and/or out of Level 3	—	—

Balance as of 12/31/08	$—	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses Relating to assets and liabilities still held at period ending 12/31/08.	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,033,285,608
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$161,796,615

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,600,695
Aggregate gross unrealized depreciation	(461,640,605)

Net unrealized depreciation	$(460,039,910)

Federal income tax cost of investments	$1,415,342,138

For the year ended December 31, 2008, the Portfolio incurred approximately $20,011 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $41,603,879 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.3%)
Auto Components (0.2%)
Goodyear Tire & Rubber Co.*^	67,350	$402,079
Johnson Controls, Inc.	165,800	3,010,928

		3,413,007

Automobiles (0.1%)
Ford Motor Co.*^	631,683	1,446,554
General Motors Corp.^	170,450	545,440
Harley-Davidson, Inc.^	65,650	1,114,081

		3,106,075

Distributors (0.1%)
Genuine Parts Co.	45,200	1,711,272

Diversified Consumer Services (0.2%)
Apollo Group, Inc., Class A*	29,650	2,271,783
H&R Block, Inc.	91,650	2,082,288

		4,354,071

Hotels, Restaurants & Leisure (1.5%)
Carnival Corp.	122,000	2,967,040
Darden Restaurants, Inc.	39,250	1,106,065
International Game Technology^	86,400	1,027,296
Marriott International, Inc., Class A^	82,550	1,605,597
McDonald’s Corp.	314,200	19,540,098
Starbucks Corp.*	204,000	1,929,840
Starwood Hotels & Resorts Worldwide, Inc.^	52,100	932,590
Wyndham Worldwide Corp.^	49,545	324,520
Wynn Resorts Ltd.*^	17,179	725,985
Yum! Brands, Inc.	130,980	4,125,870

		34,284,901

Household Durables (0.4%)
Black & Decker Corp.^	16,750	700,318
Centex Corp.	34,500	367,080
D.R. Horton, Inc.^	76,850	543,330
Fortune Brands, Inc.	41,850	1,727,568
Harman International Industries, Inc.	16,300	272,699
KB Home	20,950	285,339
Leggett & Platt, Inc.	44,850	681,271
Lennar Corp., Class A	39,400	341,598
Newell Rubbermaid, Inc.	77,376	756,737
Pulte Homes, Inc.^	59,600	651,428
Snap-On, Inc.^	16,000	630,080
Stanley Works^	21,950	748,495
Whirlpool Corp.^	20,766	858,674

		8,564,617

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*^	89,250	4,576,740
Expedia, Inc.*^	58,419	481,373

		5,058,113

Leisure Equipment & Products (0.1%)
Eastman Kodak Co.^	74,900	492,842
Hasbro, Inc.	35,108	1,024,100
Mattel, Inc.	100,650	1,610,400

		3,127,342

Media (2.6%)
CBS Corp., Class B	189,900	1,555,281
Comcast Corp., Class A	815,150	13,759,732
DIRECTV Group, Inc.*^	152,510	3,494,004
Gannett Co., Inc.^	63,650	509,200
Interpublic Group of Cos., Inc.*^	133,026	526,783
McGraw-Hill Cos., Inc.	88,700	2,056,953

	Number of Shares	Value (Note 1)
Meredith Corp.^	10,050	$172,056
New York Times Co., Class A^	32,450	237,858
News Corp., Class A	641,300	5,829,417
Omnicom Group, Inc.	89,000	2,395,880
Scripps Networks Interactive, Inc., Class A	25,061	551,342
Time Warner, Inc.	1,000,800	10,068,048
Viacom, Inc., Class B*	173,400	3,305,004
Walt Disney Co.^	524,200	11,894,098
Washington Post Co., Class B	1,750	682,938

		57,038,594

Multiline Retail (0.7%)
Big Lots, Inc.*^	22,850	331,097
Family Dollar Stores, Inc.	39,050	1,018,033
J.C. Penney Co., Inc.	62,050	1,222,385
Kohl’s Corp.*	85,100	3,080,620
Macy’s, Inc.	117,472	1,215,835
Nordstrom, Inc.^	44,500	592,295
Sears Holdings Corp.*^	15,862	616,556
Target Corp.	210,800	7,278,924

		15,355,745

Specialty Retail (1.8%)
Abercrombie & Fitch Co., Class A^ .	24,234	559,079
AutoNation, Inc.*^	30,039	296,785
AutoZone, Inc.*^	10,700	1,492,329
Bed Bath & Beyond, Inc.*^	72,750	1,849,305
Best Buy Co., Inc.^	94,375	2,652,881
GameStop Corp., Class A*^	45,613	987,978
Gap, Inc.	131,075	1,755,094
Home Depot, Inc.	474,508	10,923,174
Limited Brands, Inc.^	79,707	800,258
Lowe’s Cos., Inc.	409,450	8,811,364
Office Depot, Inc.*	76,750	228,715
RadioShack Corp.^	36,550	436,407
Sherwin-Williams Co.^	27,550	1,646,113
Staples, Inc	198,625	3,559,360
Tiffany & Co.^	34,600	817,598
TJX Cos., Inc.^	117,100	2,408,747

		39,225,187

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.*	94,050	1,953,418
Jones Apparel Group, Inc.	23,250	136,245
NIKE, Inc., Class B	109,650	5,592,150
Polo Ralph Lauren Corp.	15,850	719,749
VF Corp.^	24,400	1,336,388

		9,737,950

Total Consumer Discretionary		184,976,874

Consumer Staples (12.8%)
Beverages (2.5%)
Brown-Forman Corp., Class B	27,450	1,413,400
Coca-Cola Co.	555,300	25,138,431
Coca-Cola Enterprises, Inc.	88,550	1,065,256
Constellation Brands, Inc., Class A*^	54,050	852,369
Dr. Pepper Snapple Group, Inc.*	70,825	1,150,906
Molson Coors Brewing Co., Class B^	42,100	2,059,532
Pepsi Bottling Group, Inc.	38,100	857,631
PepsiCo, Inc.	437,410	23,956,946

		56,494,471

Food & Staples Retailing (3.3%)
Costco Wholesale Corp.^	121,450	6,376,125
CVS Caremark Corp.	400,945	11,523,159

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Kroger Co.	182,900	$4,830,389
Safeway, Inc.	121,650	2,891,621
SUPERVALU, Inc.	59,279	865,473
SYSCO Corp.	168,100	3,856,214
Walgreen Co.	276,550	6,822,489
Wal-Mart Stores, Inc.	626,400	35,115,984
Whole Foods Market, Inc.	39,150	369,576

		72,651,030

Food Products (1.8%)
Archer-Daniels-Midland Co.^	180,016	5,189,861
Campbell Soup Co.	59,200	1,776,592
ConAgra Foods, Inc.^	126,550	2,088,075
Dean Foods Co.*^	42,560	764,803
General Mills, Inc.	93,950	5,707,463
H.J. Heinz Co.	87,300	3,282,480
Hershey Co.^	46,300	1,608,462
JM Smucker Co.	32,947	1,428,582
Kellogg Co.	70,000	3,069,500
Kraft Foods, Inc., Class A	424,131	11,387,917
McCormick & Co., Inc. (Non-Voting)	36,000	1,146,960
Sara Lee Corp.	197,300	1,931,567
Tyson Foods, Inc., Class A^	83,750	733,650

		40,115,912

Household Products (3.1%)
Clorox Co.	38,550	2,141,838
Colgate-Palmolive Co.	141,300	9,684,702
Kimberly-Clark Corp.	115,994	6,117,524
Procter & Gamble Co.	836,867	51,735,118

		69,679,182

Personal Products (0.2%)
Avon Products, Inc.	118,850	2,855,965
Estee Lauder Cos., Inc., Class A	32,100	993,816

		3,849,781

Tobacco (1.9%)
Altria Group, Inc.	575,400	8,665,524
Lorillard, Inc.	48,574	2,737,145
Philip Morris International, Inc.	575,800	25,053,058
Reynolds American, Inc.^	47,500	1,914,725
UST, Inc.	41,250	2,861,925

		41,232,377

Total Consumer Staples		284,022,753

Energy (13.2%)
Energy Equipment & Services (1.5%)
Baker Hughes, Inc.	86,110	2,761,548
BJ Services Co.^	82,100	958,107
Cameron International Corp.*	60,724	1,244,842
ENSCO International, Inc.	40,050	1,137,019
Halliburton Co.	244,950	4,453,191
Nabors Industries Ltd.*^	78,200	936,054
National Oilwell Varco, Inc.*	116,597	2,849,631
Noble Corp.	75,200	1,661,168
Rowan Cos., Inc.	31,500	500,850
Schlumberger Ltd.	335,100	14,184,783
Smith International, Inc.	60,260	1,379,351
Weatherford International Ltd.*	190,100	2,056,882

		34,123,426

Oil, Gas & Consumable Fuels (11.7%)
Anadarko Petroleum Corp.	130,894	5,045,964
Apache Corp.	93,430	6,963,338
Cabot Oil & Gas Corp.^	28,884	750,984
Chesapeake Energy Corp.^	145,600	2,354,352
Chevron Corp.	573,934	42,453,898

	Number of Shares	Value (Note 1)
ConocoPhillips	424,584	$21,993,451
Consol Energy, Inc.	51,200	1,463,296
Devon Energy Corp.	123,400	8,108,614
El Paso Corp.^	195,796	1,533,083
EOG Resources, Inc.	69,500	4,627,310
Exxon Mobil Corp.^	1,436,309	114,660,547
Hess Corp.	79,050	4,240,242
Marathon Oil Corp.	197,114	5,393,039
Massey Energy Co.	23,606	325,527
Murphy Oil Corp.	53,200	2,359,420
Noble Energy, Inc.	48,253	2,375,013
Occidental Petroleum Corp.	228,300	13,695,717
Peabody Energy Corp.	75,950	1,727,863
Pioneer Natural Resources Co.	33,329	539,263
Range Resources Corp.	43,369	1,491,460
Southwestern Energy Co.*	95,843	2,776,572
Spectra Energy Corp.	171,756	2,703,439
Sunoco, Inc.^	32,600	1,416,796
Tesoro Corp.^	38,454	506,439
Valero Energy Corp.	146,135	3,162,361
Williams Cos., Inc.	160,900	2,329,832
XTO Energy, Inc.	153,495	5,413,769

		260,411,589

Total Energy		294,535,015

Financials (13.1%)
Capital Markets (2.3%)
American Capital Ltd.^	57,771	187,178
Ameriprise Financial, Inc.	60,557	1,414,612
Bank of New York Mellon Corp.	320,119	9,068,971
Charles Schwab Corp.^	260,605	4,213,983
E*TRADE Financial Corp.*^	150,009	172,510
Federated Investors, Inc., Class B	24,551	416,385
Franklin Resources, Inc.	42,517	2,711,734
Goldman Sachs Group, Inc.^	121,379	10,243,174
Invesco Ltd.	107,951	1,558,812
Janus Capital Group, Inc.	44,632	358,395
Legg Mason, Inc.^	39,563	866,825
Merrill Lynch & Co., Inc.	427,824	4,979,871
Morgan Stanley^	309,813	4,969,401
Northern Trust Corp.	61,800	3,222,252
State Street Corp.	120,620	4,743,985
T. Rowe Price Group, Inc.^	72,286	2,561,816

		51,689,904

Commercial Banks (3.1%)
BB&T Corp.^	153,450	4,213,737
Comerica, Inc.^	42,050	834,692
Fifth Third Bancorp^	161,317	1,332,478
First Horizon National Corp.^	57,381	606,518
Huntington Bancshares, Inc./Ohio^	102,188	782,760
KeyCorp^	138,150	1,177,038
M&T Bank Corp.^	21,550	1,237,185
Marshall & Ilsley Corp.^	72,450	988,218
National City Corp.	584,650	1,058,217
PNC Financial Services Group, Inc.^.	96,827	4,744,523
Regions Financial Corp.	194,002	1,544,256
SunTrust Banks, Inc.^	98,800	2,918,552
U.S. Bancorp^	486,695	12,172,242
Wachovia Corp.	603,046	3,340,875
Wells Fargo & Co.^	1,070,097	31,546,460

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Zions Bancorporation^	32,000	$784,320

		69,282,071

Consumer Finance (0.5%)
American Express Co.	323,844	6,007,306
Capital One Financial Corp.^	105,006	3,348,641
Discover Financial Services	133,871	1,275,791
SLM Corp.*^	130,492	1,161,379

		11,793,117

Diversified Financial Services (3.3%)
Bank of America Corp.	1,400,980	19,725,798
CIT Group, Inc.^	79,652	361,620
Citigroup, Inc.^	1,521,206	10,207,292
CME Group, Inc.^	18,823	3,917,255
IntercontinentalExchange, Inc.*^	21,047	1,735,115
JPMorgan Chase & Co.	1,029,121	32,448,185
Leucadia National Corp.*^	49,442	978,952
Moody’s Corp.	55,076	1,106,477
NASDAQ OMX Group, Inc.*^	37,923	937,077
NYSE Euronext, Inc.	74,321	2,034,909

		73,452,680

Insurance (2.7%)
Aflac, Inc.	133,000	6,096,720
Allstate Corp.	151,276	4,955,802
American International Group, Inc.^	751,087	1,179,207
Aon Corp.	77,625	3,545,910
Assurant, Inc.	33,080	992,400
Chubb Corp.	100,700	5,135,700
Cincinnati Financial Corp.	45,363	1,318,702
Genworth Financial, Inc., Class A^	120,970	342,345
Hartford Financial Services Group, Inc.^	84,100	1,380,922
Lincoln National Corp.	71,728	1,351,356
Loews Corp.	101,097	2,855,990
Marsh & McLennan Cos., Inc.^	143,250	3,476,677
MBIA, Inc.*^	54,600	222,222
MetLife, Inc.	212,750	7,416,465
Principal Financial Group, Inc.^	72,400	1,634,068
Progressive Corp.	188,650	2,793,906
Prudential Financial, Inc.	119,300	3,610,018
Torchmark Corp.^	24,350	1,088,445
Travelers Cos., Inc.	165,074	7,461,345
Unum Group^	96,470	1,794,342
XL Capital Ltd., Class A	92,400	341,880

		58,994,422

Real Estate Investment Trusts (REITs) (1.0%)
Apartment Investment & Management Co. (REIT), Class A^	30,615	353,603
AvalonBay Communities, Inc. (REIT)^	21,563	1,306,287
Boston Properties, Inc. (REIT)^	33,500	1,842,500
Developers Diversified Realty Corp. (REIT)^	33,532	163,636
Equity Residential (REIT)^	75,700	2,257,374
HCP, Inc. (REIT)^	70,268	1,951,342
Host Hotels & Resorts, Inc. (REIT) .	145,059	1,098,097
Kimco Realty Corp. (REIT)^	63,370	1,158,404
Plum Creek Timber Co., Inc. (REIT)	47,850	1,662,309
ProLogis (REIT)^	73,250	1,017,443
Public Storage (REIT)	35,000	2,782,500
Simon Property Group, Inc. (REIT)^	62,900	3,341,877

	Number of Shares	Value (Note 1)
Vornado Realty Trust (REIT)^	38,250	$2,308,387

		21,243,759

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	59,850	258,552

Thrifts & Mortgage Finance (0.2%)
Hudson City Bancorp, Inc.^	145,114	2,316,020
People’s United Financial, Inc.^	96,893	1,727,602
Sovereign Bancorp, Inc.*	151,754	452,227

		4,495,849

Total Financials		291,210,354

Health Care (14.6%)
Biotechnology (2.1%)
Amgen, Inc.*^	295,554	17,068,244
Biogen Idec, Inc.*	81,089	3,862,269
Celgene Corp.*	127,100	7,026,088
Cephalon, Inc.*^	18,993	1,463,221
Genzyme Corp.*	75,050	4,981,068
Gilead Sciences, Inc.*	257,000	13,142,980

		47,543,870

Health Care Equipment & Supplies (2.2%)
Baxter International, Inc.	175,400	9,399,686
Becton, Dickinson & Co.	68,100	4,657,359
Boston Scientific Corp.*	419,156	3,244,267
C.R. Bard, Inc.	27,750	2,338,215
Covidien Ltd.	140,138	5,078,601
Dentsply International, Inc.^	41,530	1,172,807
Hospira, Inc.*	44,510	1,193,758
Intuitive Surgical, Inc.*^	10,863	1,379,492
Medtronic, Inc.	315,200	9,903,584
St. Jude Medical, Inc.*	95,522	3,148,405
Stryker Corp.^	69,150	2,762,543
Varian Medical Systems, Inc.*	34,838	1,220,724
Zimmer Holdings, Inc.*	62,950	2,544,439

		48,043,880

Health Care Providers & Services (2.1%)
Aetna, Inc.	131,722	3,754,077
AmerisourceBergen Corp.^	44,250	1,577,955
Cardinal Health, Inc.^	100,375	3,459,926
CIGNA Corp.	76,750	1,293,237
Coventry Health Care, Inc.*	41,350	615,288
DaVita, Inc.*^	29,194	1,447,147
Express Scripts, Inc.*	68,900	3,788,122
Humana, Inc.*^	47,150	1,757,752
Laboratory Corp. of America Holdings*^	31,100	2,003,151
McKesson Corp.	77,031	2,983,411
Medco Health Solutions, Inc.*	141,272	5,920,710
Patterson Cos., Inc.*^	25,400	476,250
Quest Diagnostics, Inc.	44,150	2,291,826
Tenet Healthcare Corp.*^	115,800	133,170
UnitedHealth Group, Inc.	340,100	9,046,660
WellPoint, Inc.*	142,850	6,018,271

		46,566,953

Health Care Technology (0.0%)
IMS Health, Inc	50,720	768,915

Life Sciences Tools & Services (0.3%)
Life Technologies Corp.*	48,206	1,123,682
Millipore Corp.*^	15,450	795,984
PerkinElmer, Inc.^	33,300	463,203

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Thermo Fisher Scientific, Inc.*	117,100	$3,989,597
Waters Corp.*	27,700	1,015,205

		7,387,671

Pharmaceuticals (7.9%)
Abbott Laboratories, Inc.	430,650	22,983,791
Allergan, Inc.	85,900	3,463,488
Bristol-Myers Squibb Co.	553,000	12,857,250
Eli Lilly & Co.	279,460	11,253,854
Forest Laboratories, Inc.*	85,100	2,167,497
Johnson & Johnson	780,660	46,706,888
King Pharmaceuticals, Inc.*^	68,810	730,762
Merck & Co., Inc.	598,550	18,195,920
Mylan, Inc.*^	85,050	841,145
Pfizer, Inc.	1,883,072	33,349,205
Schering-Plough Corp.	454,050	7,732,471
Watson Pharmaceuticals, Inc.*	29,150	774,515
Wyeth	372,500	13,972,475

		175,029,261

Total Health Care		325,340,550

Industrials (11.0%)
Aerospace & Defense (2.8%)
Boeing Co.	206,774	8,823,046
General Dynamics Corp.	111,000	6,392,490
Goodrich Corp.	34,950	1,293,849
Honeywell International, Inc.	207,912	6,825,751
L-3 Communications Holdings, Inc.	33,900	2,501,142
Lockheed Martin Corp.	93,008	7,820,113
Northrop Grumman Corp.	94,270	4,245,921
Precision Castparts Corp.	38,950	2,316,746
Raytheon Co.	116,450	5,943,608
Rockwell Collins, Inc.^	44,550	1,741,459
United Technologies Corp.	269,400	14,439,840

		62,343,965

Air Freight & Logistics (1.2%)
C.H. Robinson Worldwide, Inc.^	47,552	2,616,787
Expeditors International of Washington, Inc.^	59,548	1,981,162
FedEx Corp.	87,010	5,581,691
United Parcel Service, Inc., Class B^.	281,650	15,535,814

		25,715,454

Airlines (0.1%)
Southwest Airlines Co.	205,018	1,767,255

Building Products (0.0%)
Masco Corp.	100,550	1,119,121

Commercial Services & Supplies (0.5%)
Avery Dennison Corp.^	29,700	972,081
Cintas Corp.	36,950	858,349
Pitney Bowes, Inc.^	58,000	1,477,840
R.R. Donnelley & Sons Co.^	58,650	796,467
Republic Services, Inc.	89,651	2,222,448
Stericycle, Inc.*	23,865	1,242,889
Waste Management, Inc.^	137,006	4,540,379

		12,110,453

Construction & Engineering (0.2%)
Fluor Corp.	50,000	2,243,500
Jacobs Engineering Group, Inc.*^	34,214	1,645,693

		3,889,193

Electrical Equipment (0.5%)
Cooper Industries Ltd., Class A	48,550	1,419,117
Emerson Electric Co.	216,800	7,937,048

	Number of Shares	Value (Note 1)
Rockwell Automation, Inc.	40,650	$1,310,556

		10,666,721

Industrial Conglomerates (2.8%)
3M Co.	195,300	11,237,562
General Electric Co.	2,932,083	47,499,744
Textron, Inc.	69,400	962,578
Tyco International Ltd.	132,638	2,864,981

		62,564,865

Machinery (1.6%)
Caterpillar, Inc.^	170,100	7,598,367
Cummins, Inc.	56,600	1,512,918
Danaher Corp.	71,250	4,033,462
Deere & Co.^	119,300	4,571,576
Dover Corp.	52,500	1,728,300
Eaton Corp.	46,450	2,309,030
Flowserve Corp.	15,997	823,845
Illinois Tool Works, Inc.	111,750	3,916,838
Ingersoll-Rand Co., Ltd., Class A	88,958	1,543,421
ITT Corp.^	50,800	2,336,292
Manitowoc Co., Inc.	36,356	314,843
PACCAR, Inc.	101,450	2,901,470
Pall Corp.	33,450	950,984
Parker Hannifin Corp.	46,800	1,990,872

		36,532,218

Professional Services (0.2%)
Dun & Bradstreet Corp.	15,056	1,162,323
Equifax, Inc.	35,800	949,416
Monster Worldwide, Inc.*	34,550	417,710
Robert Half International, Inc.^	43,500	905,670

		3,435,119

Road & Rail (1.0%)
Burlington Northern Santa Fe Corp.	78,953	5,977,532
CSX Corp.	113,900	3,698,333
Norfolk Southern Corp.	104,850	4,933,192
Ryder System, Inc.	15,800	612,724
Union Pacific Corp.	142,300	6,801,940

		22,023,721

Trading Companies & Distributors (0.1%)
Fastenal Co.^	36,083	1,257,493
W.W. Grainger, Inc.^	18,100	1,427,004

		2,684,497

Total Industrials		244,852,582

Information Technology (15.2%)
Communications Equipment (2.5%)
Ciena Corp.*^	25,214	168,934
Cisco Systems, Inc.*	1,650,150	26,897,445
Corning, Inc.	440,792	4,200,748
Harris Corp.	37,484	1,426,266
JDS Uniphase Corp.*^	59,850	218,452
Juniper Networks, Inc.*^	151,800	2,658,018
Motorola, Inc.	632,802	2,803,313
QUALCOMM, Inc.	458,400	16,424,472
Tellabs, Inc.*	111,050	457,526

		55,255,174

Computers & Peripherals (4.2%)
Apple, Inc.*	247,500	21,124,125
Dell, Inc.*	486,902	4,985,876
EMC Corp.*	578,400	6,055,848
Hewlett-Packard Co.	684,149	24,827,767
International Business Machines Corp.	378,501	31,854,644
Lexmark International, Inc., Class A*	21,850	587,765

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
NetApp, Inc.*	91,400	$1,276,858
QLogic Corp.*^	36,600	491,904
SanDisk Corp.*^	62,850	603,360
Sun Microsystems, Inc.*^	210,250	803,155
Teradata Corp.*	49,855	739,350

		93,350,652

Electronic Equipment, Instruments & Components (0.3%)
Agilent Technologies, Inc.*	99,823	1,560,233
Amphenol Corp., Class A	49,356	1,183,557
Flir Systems, Inc.*	39,497	1,211,768
Jabil Circuit, Inc.	58,650	395,888
Molex, Inc.^	39,800	576,702
Tyco Electronics Ltd.	131,938	2,138,715

		7,066,863

Internet Software & Services (1.4%)
Akamai Technologies, Inc.*	47,158	711,614
eBay, Inc.*	305,150	4,259,894
Google, Inc., Class A*	66,828	20,559,634
VeriSign, Inc.*^	53,950	1,029,366
Yahoo!, Inc.*	387,050	4,722,010

		31,282,518

IT Services (1.0%)
Affiliated Computer Services, Inc., Class A*	27,180	1,248,921
Automatic Data Processing, Inc.	142,150	5,592,181
Cognizant Technology Solutions Corp., Class A*	81,400	1,470,084
Computer Sciences Corp.*^	42,300	1,486,422
Convergys Corp.*	33,950	217,620
Fidelity National Information Services, Inc.	52,950	861,496
Fiserv, Inc.*	45,850	1,667,565
Mastercard, Inc., Class A^	20,293	2,900,478
Paychex, Inc.	89,575	2,354,031
Total System Services, Inc.	55,125	771,750
Western Union Co.	203,649	2,920,327

		21,490,875

Office Electronics (0.1%)
Xerox Corp.	243,650	1,941,890

Semiconductors & Semiconductor Equipment (2.1%)
Advanced Micro Devices, Inc.*^	169,600	366,336
Altera Corp.^	84,000	1,403,640
Analog Devices, Inc.	81,050	1,541,571
Applied Materials, Inc.	374,800	3,796,724
Broadcom Corp., Class A*	123,250	2,091,552
Intel Corp.	1,570,550	23,024,263
KLA-Tencor Corp.^	48,350	1,053,547
Linear Technology Corp.^	61,850	1,368,122
LSI Corp.*^	179,800	591,542
MEMC Electronic Materials, Inc.*	63,071	900,654
Microchip Technology, Inc.^	51,436	1,004,545
Micron Technology, Inc.*^	212,550	561,132
National Semiconductor Corp.	54,400	547,808
Novellus Systems, Inc.*^	27,600	340,584
NVIDIA Corp.*	155,450	1,254,482
Teradyne, Inc.*	47,150	198,973
Texas Instruments, Inc.	366,131	5,682,353
Xilinx, Inc.^	77,150	1,374,813

		47,102,641

Software (3.6%)
Adobe Systems, Inc.*^	148,150	3,154,114
Autodesk, Inc.*^	62,750	1,233,038

	Number of Shares	Value (Note 1)
BMC Software, Inc.*	53,050	$1,427,575
CA, Inc.	110,025	2,038,763
Citrix Systems, Inc.*	50,950	1,200,891
Compuware Corp.*^	71,150	480,263
Electronic Arts, Inc.*	89,050	1,428,362
Intuit, Inc.*	89,700	2,133,963
McAfee, Inc.*	43,289	1,496,501
Microsoft Corp.	2,160,173	41,993,763
Novell, Inc.*^	96,350	374,801
Oracle Corp.*^	1,094,597	19,407,205
Salesforce.com, Inc.*^	29,018	928,866
Symantec Corp.*	234,390	3,168,953

		80,467,058

Total Information Technology		337,957,671

Materials (3.0%)
Chemicals (1.7%)
Air Products & Chemicals, Inc.	59,150	2,973,470
CF Industries Holdings, Inc.	15,845	778,940
Dow Chemical Co.	258,351	3,898,517
E.I. du Pont de Nemours & Co.	252,000	6,375,600
Eastman Chemical Co.^	20,250	642,127
Ecolab, Inc.	49,000	1,722,350
International Flavors & Fragrances, Inc.^	21,900	650,868
Monsanto Co.	153,648	10,809,137
PPG Industries, Inc.	45,900	1,947,537
Praxair, Inc.	88,050	5,226,648
Rohm & Haas Co.	34,606	2,138,305
Sigma-Aldrich Corp.^	35,150	1,484,736

		38,648,235

Construction Materials (0.1%)
Vulcan Materials Co.^	30,700	2,136,106

Containers & Packaging (0.2%)
Ball Corp.	27,000	1,122,930
Bemis Co., Inc.	27,850	659,488
Owens-Illinois, Inc.*	47,482	1,297,683
Pactiv Corp.*^	36,550	909,364
Sealed Air Corp.	44,134	659,362

		4,648,827

Metals & Mining (0.8%)
AK Steel Holding Corp.^	31,298	291,697
Alcoa, Inc.^	227,198	2,558,250
Allegheny Technologies, Inc.^	27,950	713,564
Freeport-McMoRan Copper & Gold, Inc.	107,194	2,619,821
Newmont Mining Corp.^	127,600	5,193,320
Nucor Corp.	88,450	4,086,390
Titanium Metals Corp.^	23,683	208,647
United States Steel Corp.	32,800	1,220,160

		16,891,849

Paper & Forest Products (0.2%)
International Paper Co.	119,435	1,409,333
MeadWestvaco Corp.	47,659	533,304
Weyerhaeuser Co.^	59,050	1,807,521

		3,750,158

Total Materials		66,075,175

Telecommunication Services (3.8%)
Diversified Telecommunication Services (3.6%)
AT&T, Inc.	1,646,300	46,919,550
CenturyTel, Inc.^	28,550	780,271

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Embarq Corp.	39,759	$1,429,734
Frontier Communications Corp.^	88,250	771,305
Qwest Communications International, Inc.^	414,593	1,509,119
Verizon Communications, Inc.	795,496	26,967,314
Windstream Corp.	122,786	1,129,631

		79,506,924

Wireless Telecommunication Services (0.2%)
American Tower Corp., Class A*^	110,042	3,226,431
Sprint Nextel Corp.*	797,291	1,459,043

		4,685,474

Total Telecommunication Services		84,192,398

Utilities (4.2%)
Electric Utilities (2.4%)
Allegheny Energy, Inc.	47,150	1,596,499
American Electric Power Co., Inc.	112,330	3,738,342
Duke Energy Corp.	353,262	5,302,463
Edison International	91,000	2,922,920
Entergy Corp.	53,550	4,451,611
Exelon Corp.	183,650	10,212,776
FirstEnergy Corp.	85,151	4,136,636
FPL Group, Inc.^	114,150	5,745,170
Pepco Holdings, Inc.	60,255	1,070,129
Pinnacle West Capital Corp.^	28,100	902,853
PPL Corp.^	104,588	3,209,806
Progress Energy, Inc.	73,150	2,915,027
Southern Co.	215,150	7,960,550

		54,164,782

Gas Utilities (0.2%)
Equitable Resources, Inc.	36,867	1,236,888
Nicor, Inc.^	12,650	439,461
Questar Corp.	48,400	1,582,196

		3,258,545

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	187,900	1,548,296
Constellation Energy Group, Inc.	49,800	1,249,482
Dynegy, Inc., Class A*^	141,215	282,430

		3,080,208

Multi-Utilities (1.5%)
Ameren Corp.	58,750	1,954,025
CenterPoint Energy, Inc.	95,450	1,204,579
CMS Energy Corp.^	62,900	635,919
Consolidated Edison, Inc.^	76,350	2,972,305
Dominion Resources, Inc.	162,046	5,807,729
DTE Energy Co.	45,550	1,624,768
Integrys Energy Group, Inc.^	21,324	916,506
NiSource, Inc.	76,559	839,852
PG&E Corp.^	100,200	3,878,742
Public Service Enterprise Group, Inc.	142,000	4,142,140
SCANA Corp.	33,411	1,189,432
Sempra Energy	68,822	2,933,882
TECO Energy, Inc.^	59,400	733,590
Wisconsin Energy Corp.	32,702	1,372,830
Xcel Energy, Inc.^	124,545	2,310,310

		32,516,609

Total Utilities		93,020,144

Total Common Stocks (99.2%) (Cost $2,790,878,095)		2,206,183,516

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (7.2%)
Bank of Montreal/Chicago
2.11%, 3/12/09 (l)	$15,000,000	$15,002,745
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	10,000,000	9,938,480
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	105,850,989	105,850,989
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	10,000,000	9,948,830
MBIA Global Funding LLC
0.37%, 3/13/09 (l)	11,000,000	10,863,402
Monumental Global Funding II
0.40%, 3/26/10 (l)	10,000,000	9,039,370

Total Short-Term Investments of Cash Collateral for Securities Loaned		160,643,816

Time Deposit (1.0%)
JP Morgan Chase Nassau
0.001%, 1/2/09	22,231,493	22,231,493

Total Short-Term Investments (8.2%) (Cost/Amortized Cost $184,082,482)		182,875,309

Total Investments (107.4%) (Cost/Amortized Cost $2,974,960,577)		2,389,058,825
Other Assets Less Liabilities (-7.4%)		(164,438,408)

Net Assets (100%)		$2,224,620,417

^	All, or a portion of security out on loan (See Note 1).
*	Non-income producing.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation
Purchases
S&P 500 E-Mini Index	229	March-09	$10,087,128	$10,306,145	$219,017
S&P 500 Index	25	March-09	5,529,400	5,625,625	96,225

					$315,242

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•   Level 1 - Quoted prices in active markets for identical securities

•   Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$2,206,183,516	$182,875,309	$—	$2,389,058,825
Other Investments*	315,242	—	—	315,242

Total	$2,206,498,758	$182,875,309	$—	$2,389,374,067

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$267,035,169
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$329,496,647

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$324,367,293
Aggregate gross unrealized depreciation	(940,542,106)

Net unrealized depreciation	$(616,174,813)

Federal income tax cost of investments	$3,005,233,638

At December 31, 2008, the Portfolio had loaned securities with a total value of $160,924,100. This was secured by collateral of $161,850,988 which was received as cash and subsequently invested in short-term investments currently valued at $160,643,816, as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Australia (4.7%)
Australia & New Zealand Banking Group Ltd.
6.000%, 3/1/11	AUD	8,500,000	$6,098,777
General Electric Capital Australia Funding Pty Ltd.
5.750%, 1/18/11		1,200,000	787,597
6.000%, 6/15/11		1,360,000	881,964
New South Wales Treasury Corp.
5.500%, 3/1/17		48,820,000	35,506,694
Toyota Finance Australia Ltd.
6.500%, 5/31/10		5,700,000	4,127,021

Total Australia			47,402,053

Bermuda (0.2%)
Central European Media Enterprises Ltd.
8.250%, 5/15/12(m)	EUR	2,050,000	1,909,234

Canada (5.7%)
Bombardier, Inc.
7.250%, 11/15/16(m)		5,040,000	4,203,511
Canadian Government Bond
4.250%, 6/1/18	CAD	25,300,000	23,127,623
Province of Ontario
6.250%, 6/16/15	NZD	49,000,000	29,696,635

Total Canada			57,027,769

Cayman Islands (1.8%)
ASIF II
5.750%, 2/16/09		$3,520,000	3,287,931
5.375%, 12/7/09	GBP	100,000	127,960
Dubai Holding Commercial Operations MTN Ltd.
4.750%, 1/30/14	EUR	10,000,000	8,201,295
6.000%, 2/1/17	GBP	6,650,000	6,297,377

Total Cayman Islands			17,914,563

Denmark (0.4%)
Nordic Telephone Co. Holdings ApS
8.250%, 5/1/16(b)(m)	EUR	4,085,000	3,747,714

France (9.1%)
Caisse d’Amortissement de la Dette Sociale
3.250%, 4/25/13		15,250,000	21,183,657
Dexia Municipal Agency
5.750%, 2/7/12	AUD	5,000,000	3,515,899
France Government Bond OAT
2.250%, 7/25/20	EUR	25,800,000	41,003,396
France Telecom S.A.
7.500%, 3/14/11(m)	GBP	3,670,000	5,597,937
Veolia Environnement
4.875%, 5/28/13	EUR	7,600,000	10,293,372
4.375%, 1/16/17		8,000,000	9,435,593

Total France			91,029,854

Germany (14.4%)
Bundesrepublik Deutschland
4.250%, 7/4/18		11,800,000	18,123,222
4.000%, 1/4/37		29,500,000	43,935,977
4.250%, 7/4/39		25,000,000	39,467,689
Kreditanstalt fuer Wiederaufbau
5.375%, 1/29/14	GBP	8,613,000	13,495,352
4.950%, 10/14/14	CAD	24,600,000	21,748,493
Landwirtschaftliche Rentenbank
5.750%, 6/15/11	AUD	10,810,000	7,760,000

Total Germany			144,530,733

Ireland (0.6%)
GE Capital European Funding
4.125%, 10/27/16	EUR	4,773,000	5,711,343

	Principal Amount		Value (Note 1)
Italy (0.2%)
Telecom Italia S.p.A.
5.625%, 12/29/15	GBP	1,400,000	$1,677,268

Liberia (0.2%)
Royal Caribbean Cruises Ltd.
7.250%, 6/15/16		$3,050,000	1,662,250

Luxembourg (0.6%)
Gaz Capital S.A.
5.364%, 10/31/14	EUR	1,177,000	989,299
6.605%, 2/13/18		1,560,000	1,235,828
Wind Acquisition Finance S.A.
9.750%, 12/1/15(m)		3,800,000	4,304,985

Total Luxembourg			6,530,112

Malaysia (3.5%)
Malaysia Government Bond
3.833%, 9/28/11	MYR	44,600,000	13,160,983
4.240%, 2/7/18		70,000,000	21,753,613

Total Malaysia			34,914,596

Mexico (2.5%)
United Mexican States
10.000%, 12/5/24	MXN	304,160,000	25,229,346

Netherlands (9.7%)
Bank Nederlandse Gemeenten N.V.
4.875%, 4/21/10	GBP	10,310,000	15,270,048
5.000%, 7/16/10	AUD	8,850,000	6,317,701
BMW Finance N.V.
4.125%, 1/24/12	EUR	8,750,000	11,581,258
5.250%, 11/21/13	GBP	1,700,000	2,206,088
4.250%, 1/22/14	EUR	2,000,000	2,579,318
Netherlands Government Bond
4.500%, 7/15/17		31,500,000	46,957,510
New World Resources N.V.
7.375%, 5/15/15(m)		3,100,000	1,939,120
OI European Group B.V.
6.875%, 3/31/17(m)		3,500,000	3,551,578
RWE Finance B.V.
4.625%, 8/17/10	GBP	2,000,000	2,921,051
6.375%, 6/3/13		2,900,000	4,355,800

Total Netherlands			97,679,472

New Zealand (0.3%)
New Zealand Government Bond
6.000%, 12/15/17	NZD	5,450,000	3,501,838

Norway (4.3%)
Norwegian Government Bond
6.500%, 5/15/13	NOK	86,785,000	14,043,724
4.250%, 5/19/17		199,295,000	29,528,853

Total Norway			43,572,577

Singapore (2.7%)
Singapore Government Bond
4.000%, 9/1/18	SGD	34,000,000	27,616,519

South Africa (0.1%)
Savcio Holdings Pty Ltd.
8.000%, 2/15/13(m)	EUR	1,150,000	991,106

South Korea (3.2%)
Korean Treasury Bond
5.250%, 3/10/27	KRW	38,305,000,000	32,511,519

Supranational (5.5%)
Eurofima
5.500%, 9/15/09	AUD	480,000	338,456
6.250%, 12/28/18		18,270,000	14,039,855

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount		Value (Note 1)
European Investment Bank
7.000%, 1/18/12	NZD	13,750,000	$8,636,821
6.500%, 9/10/14		2,000,000	1,267,510
6.125%, 1/23/17	AUD	13,200,000	9,868,926
4.750%, 10/15/17	EUR	14,000,000	20,789,632

Total Supranational			54,941,200

Sweden (4.4%)
Sweden Government Bond
4.500%, 8/12/15	SEK	116,000,000	16,709,900
Swedish Government Bond
3.750%, 8/12/17		200,200,000	27,983,215

Total Sweden			44,693,115

United Kingdom (6.6%)
ABB International Finance Ltd.
6.500%, 11/30/11	EUR	3,000,000	4,225,980
BAT International Finance plc
5.750%, 12/9/13	GBP	10,450,000	15,495,820
5.375%, 6/29/17	EUR	7,000,000	8,458,865
BP Capital Markets plc
5.750%, 11/8/10	GBP	4,000,000	6,047,469
8.000%, 3/11/11	AUD	6,000,000	4,531,962
JTI UK Finance plc
5.750%, 2/6/13	GBP	3,000,000	4,424,748
Marks & Spencer plc
5.625%, 3/24/14		3,370,000	4,153,437
National Grid plc
5.500%, 7/24/13		3,000,000	4,248,107
Network Rail Infrastructure Finance plc
4.875%, 11/27/15		5,300,000	8,158,266
Tesco plc
5.500%, 11/15/17(b)(m)		$3,250,000	3,088,800
Virgin Media Finance plc
8.750%, 4/15/14	EUR	2,000,000	1,959,971
9.125%, 8/15/16		$1,800,000	1,332,000

Total United Kingdom			66,125,425

United States (10.2%)
Ahold Finance USA, Inc.
5.875%, 3/14/12	EUR	1,280,000	1,755,333
6.500%, 3/14/17	GBP	1,700,000	2,028,665
ARAMARK Corp.
8.500%, 2/1/15		$1,000,000	905,000
Constellation Brands, Inc.
8.500%, 11/15/09	GBP	2,950,000	3,986,881
Daimler Finance N.A. LLC
4.875%, 6/15/10		$4,400,000	4,026,440
General Electric Capital Corp.
6.625%, 2/4/10	NZD	4,800,000	2,678,814
Iron Mountain, Inc.
6.750%, 10/15/18	EUR	400,000	372,533
Morgan Stanley
5.375%, 11/14/13	GBP	1,750,000	2,070,350
Nestle Holdings, Inc.
5.500%, 11/18/09	AUD	1,190,000	844,619
Procter & Gamble Co.
5.125%, 10/24/17	EUR	5,000,000	6,998,214
Rockwood Specialties Group, Inc.
7.625%, 11/15/14		3,600,000	3,402,842
SLM Corp.
6.500%, 6/15/10	NZD	2,650,000	1,360,256
Toyota Motor Credit Corp.
7.250%, 11/29/10	AUD	2,500,000	1,851,632
U.S. Treasury Notes
3.750%, 11/15/18		$60,550,000	68,544,416

	Principal Amount		Value (Note 1)
Wal-Mart Stores, Inc.
4.750%, 1/29/13	GBP	850,000	$1,251,093

Total United States			102,077,088

Total Long Term Debt Securities (90.9%) (Cost $1,010,723,871)			912,996,694

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.0%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $1,021)	$1,021	$1,021

Total Investments (90.9%) (Cost/Amortized Cost $1,010,724,892)		912,997,715
Other Assets Less Liabilities (9.1%)		91,858,479

Net Assets (100%)		$1,004,856,194

(b)	Illiquid Security.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

Glossary:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
EUR	—	European Currency Unit
GBP	—	British Pound
KRW	—	Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
SGD	—	Singapore Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Buy Currency vs. Sell Currency	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Buy Value	U.S. $ Sell Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. Japanese Yen, expiring 1/7/09	42,000	3,081,120	$29,275,680	$33,990,620	$(4,714,940)
Australian Dollar vs. Japanese Yen, expiring 1/7/09	26,000	1,880,216	18,123,040	20,742,362	(2,619,322)
Australian Dollar vs. U.S. Dollar, expiring 2/12/09	22,600	14,406	15,692,235	14,406,370	1,285,865
Canadian Dollar vs. European Union, expiring 2/10/09	26,155	16,282	21,178,482	22,597,927	(1,419,445)
European Union vs. Canadian Dollar, expiring 2/10/09	17,321	26,155	24,040,602	21,178,481	2,862,121
European Union vs. U.S. Dollar, expiring 1/14/09	27,913	34,750	38,784,918	34,750,000	4,034,918
European Union vs. U.S. Dollar, expiring 3/2/09	97,739	126,100	135,582,665	126,100,000	9,482,665
Japanese Yen vs. Australian Dollar, expiring 1/7/09	8,300,000	109,426	91,564,803	76,274,648	15,290,155
Japanese Yen vs. British Pound, expiring 2/13/09	4,167,500	27,513	46,010,567	39,516,636	6,493,931
Japanese Yen vs. European Union, expiring 2/13/09	2,657,700	22,297	29,341,880	30,943,550	(1,601,670)
Japanese Yen vs. European Union, expiring 2/13/09	3,029,040	24,469	33,441,596	33,958,738	(517,142)
Japanese Yen vs. European Union, expiring 3/23/09	6,587,990	53,000	72,793,753	73,483,617	(689,864)
Japanese Yen vs. New Zealand Dollar, expiring 2/19/09	3,025,900	56,771	33,410,832	32,969,820	441,012
Japanese Yen vs. U.S. Dollar, expiring 2/4/09	1,768,340	20,000	19,519,631	20,000,000	(480,369)
Japanese Yen vs. U.S. Dollar, expiring 2/4/09	13,647,500	139,260	150,646,463	139,260,204	11,386,259
New Zealand Dollar vs. U.S. Dollar, expiring 2/12/09	12,931	6,944	7,514,204	6,943,947	570,257
U.S. Dollar vs. Australian Dollar, expiring 2/12/09	35,039	52,770	35,039,280	36,640,674	(1,601,394)
U.S. Dollar vs. British Pound, expiring 3/16/09	70,226	47,100	70,226,100	67,619,115	2,606,985
U.S. Dollar vs. European Union, expiring 1/14/09	13,350	10,610	13,350,000	14,742,464	(1,392,464)
U.S. Dollar vs. European Union, expiring 1/14/09	25,748	18,685	25,747,930	25,962,434	(214,504)
U.S. Dollar vs. Japanese Yen, expiring 2/4/09	74,000	6,619,078	74,000,000	73,063,982	936,018
U.S. Dollar vs. Japanese Yen, expiring 2/4/09	8,934	850,000	8,934,400	9,382,634	(448,234)
U.S. Dollar vs. New Zealand Dollar, expiring 2/12/09	22,511	38,812	22,510,960	22,553,653	(42,693)

					$39,648,145

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1- Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$912,997,715	$—	$912,997,715
Other Investments*	—	55,390,186	—	55,390,186

Total	$—	$968,387,901	$—	$968,387,901

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	15,742,041	—	15,742,041

Total	$—	$15,742,041	$—	$15,742,041

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,385,460,801
Long-term U.S. Treasury securities	144,716,859

$1,530,177,660

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,146,513,940
Long-term U.S. Treasury securities	91,674,278

$1,238,188,218

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,999,922
Aggregate gross unrealized depreciation	(113,850,042)

Net unrealized depreciation	$(97,850,120)

Federal income tax cost of investments	$1,010,847,835

The Portfolio utilized net capital loss carryforward of $1,647,669 during 2008.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.1%)
Hotels, Restaurants & Leisure (0.5%)
Carnival Corp.	37,847	$920,439

Internet & Catalog Retail (7.9%)
Amazon.com, Inc.*	169,923	8,713,651
Blue Nile, Inc.*	183,000	4,481,670

		13,195,321

Media (1.6%)
Omnicom Group, Inc.	98,238	2,644,567

Multiline Retail (0.8%)
Target Corp.	40,992	1,415,454

Specialty Retail (1.7%)
Best Buy Co., Inc.	44,347	1,246,594
Home Depot, Inc.	66,200	1,523,924

		2,770,518

Textiles, Apparel & Luxury Goods (2.6%)
Timberland Co., Class A*	374,700	4,327,785

Total Consumer Discretionary		25,274,084

Consumer Staples (6.4%)
Beverages (1.1%)
Coca-Cola Co.	38,881	1,760,143

Food Products (1.5%)
McCormick & Co., Inc. (Non-Voting)	79,200	2,523,312

Household Products (3.8%)
Clorox Co.	75,400	4,189,224
Procter & Gamble Co.	35,288	2,181,504

		6,370,728

Total Consumer Staples		10,654,183

Energy (6.9%)
Energy Equipment & Services (1.8%)
Schlumberger Ltd.	39,900	1,688,967
Weatherford International Ltd.*	112,800	1,220,496

		2,909,463

Oil, Gas & Consumable Fuels (5.1%)
Chevron Corp.	64,700	4,785,859
ConocoPhillips	72,711	3,766,430

		8,552,289

Total Energy		11,461,752

Financials (4.8%)
Capital Markets (3.2%)
Legg Mason, Inc.	243,200	5,328,512

Insurance (1.6%)
Marsh & McLennan Cos., Inc.	108,807	2,640,746

Total Financials		7,969,258

Health Care (22.8%)
Biotechnology (8.1%)
Amgen, Inc.*	107,685	6,218,809

	Number of Shares	Value (Note 1)
Biogen Idec, Inc.*	154,136	$7,341,497

		13,560,306

Health Care Equipment & Supplies (4.0%)
Medtronic, Inc.	101,172	3,178,824
St. Jude Medical, Inc.*	35,664	1,175,485
Zimmer Holdings, Inc.*	58,518	2,365,298

		6,719,607

Health Care Providers & Services (1.9%)
WellPoint, Inc.*	74,500	3,138,685

Pharmaceuticals (8.8%)
Bristol-Myers Squibb Co.	157,275	3,656,644
Merck & Co., Inc.	139,200	4,231,680
Novartis AG (ADR)	137,400	6,837,024

		14,725,348

Total Health Care		38,143,946

Industrials (6.0%)
Air Freight & Logistics (5.5%)
Expeditors International of Washington, Inc.	210,000	6,986,700
United Parcel Service, Inc., Class B	38,200	2,107,112

		9,093,812

Industrial Conglomerates (0.5%)
Tyco International Ltd.	40,795	881,172

Total Industrials		9,974,984

Information Technology (36.6%)
Communications Equipment (5.8%)
Cisco Systems, Inc.*	212,725	3,467,417
QUALCOMM, Inc.	175,291	6,280,677

		9,748,094

Internet Software & Services (6.9%)
Bankrate, Inc.*	147,700	5,612,600
Google, Inc., Class A*	19,463	5,987,792

		11,600,392

IT Services (6.3%)
Automatic Data Processing, Inc.	78,272	3,079,221
Visa, Inc., Class A	140,300	7,358,735

		10,437,956

Semiconductors & Semiconductor Equipment (7.1%)
Altera Corp.	474,903	7,935,629
KLA-Tencor Corp.	20,351	443,449
Linear Technology Corp.	121,100	2,678,732
Texas Instruments, Inc.	51,762	803,346

		11,861,156

Software (10.5%)
FactSet Research Systems, Inc.	134,300	5,941,432
Microsoft Corp.	208,168	4,046,786
Oracle Corp.*	427,076	7,572,057

		17,560,275

Total Information Technology		61,207,873

Total Common Stocks (98.6%) (Cost $207,618,190)		164,686,080

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (3.1%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $5,060,992)	$5,060,992	$5,060,992

Total Investments (101.7%) (Cost/Amortized Cost $212,679,182)		169,747,072
Other Assets Less Liabilities (-1.7%)		(2,772,907)

Net Assets (100%)		$166,974,165

*	Non-income producing.

Glossary:

ADR    —    American Depositary Receipt

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$164,686,080	$5,060,992	$—	$169,747,072
Other Investments*	—	—	—	—

Total	$164,686,080	$5,060,992	$—	$169,747,072

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	$—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$96,508,539
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$95,320,439

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,325,613
Aggregate gross unrealized depreciation	(48,154,983)

Net unrealized depreciation	$(43,829,370)

Federal income tax cost of investments	$213,576,442

For the year ended December 31, 2008, the Portfolio incurred approximately $154 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bonds (0.9%)
Financials (0.2%)
Real Estate Investment Trusts (REITs) (0.2%)
iStar Financial, Inc.
1.959%, 10/1/12(l)	$7,500,000	$2,193,750

Total Financials		2,193,750

Health Care (0.3%)
Pharmaceuticals (0.3%)
Mylan, Inc.
3.750%, 9/15/15§	3,000,000	2,715,000

Total Health Care		2,715,000

Information Technology (0.4%)
Semiconductors & Semiconductor Equipment (0.4%)
Advanced Micro Devices, Inc.
5.750%, 8/15/12§	10,000,000	3,437,500

Total Information Technology		3,437,500

Total Convertible Bonds		8,346,250

Corporate Bonds (55.1%)
Consumer Discretionary (9.1%)
Auto Components (0.5%)
Allison Transmission, Inc.
Term Loan
4.190%, 8/7/14(l)	$651,652	360,270
4.580%, 8/7/14(l)	2,867,271	1,585,191
6.250%, 8/7/14(l)	4,350,432	2,405,167

		4,350,628

Automobiles (0.1%)
Ford Motor Co.
7.450%, 7/16/31	3,500,000	980,000
General Motors Corp.
8.375%, 7/15/33	1,700,000	297,500

		1,277,500

Hotels, Restaurants & Leisure (0.5%)
MGM MIRAGE
6.750%, 4/1/13	2,000,000	1,340,000
13.000%, 11/15/13§	3,000,000	2,857,500

		4,197,500

Household Durables (0.6%)
Beazer Homes USA, Inc.
6.875%, 7/15/15	1,750,000	595,000
D.R. Horton, Inc.
5.625%, 1/15/16	350,000	224,000
KB Home
6.375%, 8/15/11	1,950,000	1,501,500
5.750%, 2/1/14	4,000,000	2,520,000

		4,840,500

Media (6.1%)
Cablevision Systems Corp.
Series B
8.000%, 4/15/12	10,500,000	9,345,000
CanWest Media, Inc.
8.000%, 9/15/12	10,000,000	4,400,000
CCH I Holdings LLC
13.500%, 1/15/14(e)	11,000,000	563,750
11.750%, 5/15/14(e)	10,000,000	512,500

	Principal Amount	Value (Note 1)
CCH I LLC/CCH I Capital Corp.
11.000%, 10/1/15	$9,000,000	$1,575,000
CCH II LLC/CCH II Capital Corp.
10.250%, 9/15/10	10,000,000	4,600,000
Clear Channel Communications, Inc.
Term Loan B
6.869%, 11/13/15(l)	15,500,000	7,347,000
Dex Media, Inc.
8.000%, 11/15/13	3,000,000	555,000
9.000%, 11/15/13(e)	10,500,000	1,942,500
DirecTV Holdings LLC/DirecTV Financing Co.
7.625%, 5/15/16	10,000,000	9,700,000
Echostar DBS Corp.
7.750%, 5/31/15	8,500,000	7,225,000
Idearc, Inc.
Term Loan A
1.970%, 11/17/13(l)	3,000,000	975,000
R.H. Donnelley Corp.
Series A-1
6.875%, 1/15/13	5,000,000	675,000
Series A-2
6.875%, 1/15/13	5,500,000	742,500
Series A-3
8.875%, 1/15/16	2,500,000	375,000
Series A-4
8.875%, 10/15/17	12,000,000	1,800,000
Univision Communications, Inc.
9.750%, 3/15/15 PIK§	6,000,000	750,000

		53,083,250

Multiline Retail (1.3%)
Dollar General Corp.
10.625%, 7/15/15	8,000,000	7,640,000
11.875%, 7/15/17 PIK	4,000,000	3,420,000

		11,060,000

Total Consumer Discretionary		78,809,378

Consumer Staples (1.7%)
Food Products (0.2%)
Dole Foods Co., Inc.
8.625%, 5/1/09	1,900,000	1,719,500

Household Products (0.2%)
Johnsondiversey Holdings, Inc.
Series B
10.670%, 5/15/13(e)	2,500,000	1,750,000

Tobacco (1.3%)
Altria Group, Inc.
8.500%, 11/10/13	3,000,000	3,107,232
9.700%, 11/10/18	7,500,000	8,106,225

		11,213,457

Total Consumer Staples		14,682,957

Energy (5.6%)
Energy Equipment & Services (0.4%)
SESI LLC
6.875%, 6/1/14	5,000,000	3,850,000

Oil, Gas & Consumable Fuels (5.2%)
Callon Petroleum Co.
Series B
9.750%, 12/8/10	3,800,000	1,520,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Chesapeake Energy Corp.
6.500%, 8/15/17	$4,000,000	$3,060,000
6.250%, 1/15/18	2,900,000	2,146,000
7.250%, 12/15/18	8,500,000	6,630,000
6.875%, 11/15/20	1,300,000	936,000
El Paso Corp.
12.000%, 12/12/13	2,800,000	2,744,000
7.250%, 6/1/18	6,500,000	5,158,868
7.750%, 1/15/32	1,700,000	1,103,506
Mariner Energy, Inc.
7.500%, 4/15/13	3,950,000	2,528,000
Newfield Exploration Co.
6.625%, 4/15/16	1,800,000	1,431,000
PetroHawk Energy Corp.
7.875%, 6/1/15§	5,200,000	3,848,000
Pioneer Natural Resources Co.
6.875%, 5/1/18	4,000,000	2,797,608
Plains Exploration & Production Co.
7.750%, 6/15/15	5,000,000	3,775,000
Sabine Pass LNG LP
7.250%, 11/30/13	3,500,000	2,555,000
7.500%, 11/30/16	3,000,000	2,160,000
W&T Offshore, Inc.
8.250%, 6/15/14§	4,000,000	2,160,000

		44,552,982

Total Energy		48,402,982

Financials (16.4%)
Capital Markets (0.9%)
Lehman Brothers Holdings, Inc.
6.200%, 9/26/14(h)	10,000,000	950,000
6.875%, 5/2/18(h)	3,400,000	323,000
Merrill Lynch & Co., Inc.
6.875%, 4/25/18	2,000,000	2,092,052
Morgan Stanley
5.300%, 3/1/13	5,000,000	4,534,455

		7,899,507

Commercial Banks (0.8%)
Wells Fargo Capital XIII
7.700%, 12/29/49(l)	2,200,000	1,815,684
Wells Fargo Capital XV
9.750%, 12/29/49(l)	5,000,000	5,050,000

		6,865,684

Consumer Finance (9.9%)
American Express Co.
7.000%, 3/19/18	2,000,000	2,022,288
American Express Credit Corp.
Series C
7.300%, 8/20/13	10,000,000	10,235,920
Ford Motor Credit Co. LLC
7.375%, 10/28/09	25,000,000	21,955,525
7.875%, 6/15/10	9,000,000	7,201,620
7.375%, 2/1/11	6,000,000	4,562,772
7.250%, 10/25/11	2,000,000	1,461,018
GMAC LLC
5.625%, 5/15/09	10,000,000	9,609,660
7.750%, 1/19/10	20,000,000	17,837,680
7.250%, 3/2/11	2,000,000	1,699,670
6.875%, 9/15/11	9,000,000	7,286,769
6.875%, 8/28/12	2,000,000	1,516,548

		85,389,470

	Principal Amount	Value (Note 1)
Diversified Financial Services (2.3%)
CEVA Group plc
10.000%, 9/1/14§	$10,000,000	$7,412,500
JPMorgan Chase & Co.
7.900%, 4/29/49(l)	11,300,000	9,399,679
Petroplus Finance Ltd.
7.000%, 5/1/17§	2,500,000	1,525,000
Vanguard Health Holding Co. I LLC
0.000%, 10/1/15(e)	1,445,000	1,134,325

		19,471,504

Insurance (1.0%)
American International Group, Inc.
8.175%, 5/15/58(l)§	10,500,000	4,084,763
Liberty Mutual Group, Inc.
10.750%, 6/15/58(l)§	8,000,000	4,400,000

		8,484,763

Real Estate Investment Trusts (REITs) (1.3%)
Host Hotels & Resorts LP
6.875%, 11/1/14	2,000,000	1,540,000
Series O
6.375%, 3/15/15	1,750,000	1,303,750
Series Q
6.750%, 6/1/16	1,000,000	730,000
iStar Financial, Inc.
8.625%, 6/1/13	9,000,000	2,790,000
Vornado Realty Trust
3.625%, 11/15/26	2,000,000	1,585,000
2.850%, 4/1/27	5,000,000	3,687,500

		11,636,250

Real Estate Management & Development (0.2%)
Duke Realty LP
3.750%, 12/1/11§	3,000,000	1,710,000

Thrifts & Mortgage Finance (0.0%)
Washington Mutual Preferred Funding LLC
9.750%, 10/29/49§	2,500,000	250

Total Financials		141,457,428

Health Care (5.8%)
Health Care Equipment & Supplies (0.2%)
Bausch & Lomb, Inc.
Term Loan
0.000%, 4/26/15(t)	232,000	156,766
7.012%, 4/26/15(l)	2,650,600	1,791,047

		1,947,813

Health Care Providers & Services (5.6%)
Community Health Systems, Inc.
8.875%, 7/15/15	10,000,000	9,200,000
DaVita, Inc.
6.625%, 3/15/13	1,686,000	1,601,700
7.250%, 3/15/15	3,000,000	2,850,000
HCA, Inc.
6.500%, 2/15/16	6,000,000	3,690,000
9.250%, 11/15/16	3,000,000	2,752,500
Tenet Healthcare Corp.
6.375%, 12/1/11	12,400,000	9,579,000
7.375%, 2/1/13	4,000,000	2,850,000
9.250%, 2/1/15	15,500,000	12,477,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
U.S. Oncology Holdings, Inc.
8.334%, 3/15/12 PIK(l)	$4,835,000	$3,046,050

		48,046,750

Total Health Care		49,994,563

Industrials (4.4%)
Aerospace & Defense (0.1%)
L-3 Communications Corp.
5.875%, 1/15/15	1,100,000	990,000

Building Products (0.3%)
Nortek, Inc.
10.000%, 12/1/13	3,500,000	2,380,000

Commercial Services & Supplies (1.6%)
Allied Waste North America, Inc.
6.125%, 2/15/14	3,500,000	3,167,500
Series B
5.750%, 2/15/11(b)	1,500,000	1,406,250
7.375%, 4/15/14	7,700,000	7,276,500
7.125%, 5/15/16	2,100,000	1,911,000

		13,761,250

Electrical Equipment (0.1%)
Rexnord Holdings, Inc.
9.810%, 3/1/13 PIK(l)§	2,379,210	999,268

Industrial Conglomerates (1.2%)
RBS Global, Inc. & Rexnord Corp.
9.500%, 8/1/14	2,000,000	1,490,000
11.750%, 8/1/16	2,000,000	1,135,000
8.875%, 9/1/16	1,000,000	585,000
U.S. Investigations Services, Inc.
Term Loan
5.954%, 4/1/15(l)	9,899,749	7,127,820

		10,337,820

Machinery (0.5%)
Terex Corp.
8.000%, 11/15/17	5,000,000	4,250,000

Road & Rail (0.6%)
Hertz Corp.
8.875%, 1/1/14	8,000,000	4,920,000
10.500%, 1/1/16	500,000	228,125

		5,148,125

Total Industrials		37,866,463

Information Technology (4.2%)
Communications Equipment (0.2%)
Nortel Networks Ltd.
10.750%, 7/15/16(h)§	5,700,000	1,510,500

Electronic Equipment, Instruments & Components (0.5%)
Flextronics International Ltd.
6.250%, 11/15/14	4,000,000	2,980,000
NXP B.V./NXP Funding LLC
9.500%, 10/15/15	450,000	85,500
Sanmina-SCI Corp.
6.750%, 3/1/13	2,000,000	860,000
8.125%, 3/1/16	2,000,000	780,000

		4,705,500

IT Services (2.5%)
Ceridian Corp.
11.500%, 11/15/15§	11,500,000	6,109,375
First Data Corp.
9.875%, 9/24/15	8,600,000	5,203,000

	Principal Amount		Value (Note 1)
Term Loan
3.211%, 9/24/14(l)		$9,286,624	$5,946,754
6.512%, 9/24/14(l)		613,376	392,780
SunGard Data Systems, Inc.
10.625%, 5/15/15§		5,000,000	4,275,000

			21,926,909

Semiconductors & Semiconductor Equipment (1.0%)
Freescale Semiconductor, Inc.
8.875%, 12/15/14		9,500,000	4,180,000
10.125%, 12/15/16		10,000,000	4,100,000

			8,280,000

Total Information Technology			36,422,909

Materials (1.1%)
Chemicals (0.1%)
Ineos Group Holdings plc
7.875%, 2/15/16§	EUR	4,000,000	667,224

Containers & Packaging (0.4%)
Berry Plastics Holding Corp.
8.875%, 9/15/14		$2,500,000	1,087,500
Term Loan
11.334%, 6/15/14(l)		3,382,604	2,135,268
Jefferson Smurfit Corp.
8.250%, 10/1/12		1,000,000	170,000

			3,392,768

Metals & Mining (0.6%)
Freeport-McMoRan Copper & Gold, Inc.
8.375%, 4/1/17		5,000,000	4,100,000
Novelis, Inc.
7.250%, 2/15/15		1,750,000	1,015,000

			5,115,000

Total Materials			9,174,992

Telecommunication Services (0.2%)
Diversified Telecommunication Services (0.2%)
Digicel Group Ltd.
8.875%, 1/15/15§		3,000,000	1,950,000

Total Telecommunication Services			1,950,000

Utilities (6.6%)
Electric Utilities (4.3%)
Energy Future Holdings Corp.
11.250%, 11/1/17 PIK§		12,200,000	5,917,000
Illinois Power Co.
9.750%, 11/15/18§		6,000,000	6,555,666
Intergen N.V.
9.000%, 6/30/17§		1,500,000	1,230,000
Public Service Co. of New Mexico
7.950%, 5/15/18		3,800,000	3,092,280
Texas Competitive Electric Holdings Co. LLC
10.500%, 11/1/15§		10,000,000	7,100,000
10.500%, 11/1/16 PIK§		10,000,000	5,000,000
Term Loan
5.267%, 10/10/14(l)		9,151,929	6,326,271
5.888%, 10/10/14(l)		3,118,571	2,155,713
7.262%, 10/10/14(l)		55,500	38,364

			37,415,294

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Independent Power Producers & Energy Traders (1.7%)
Dynegy Holdings, Inc.
6.875%, 4/1/11	$5,000,000	$4,375,000
8.750%, 2/15/12	5,100,000	4,488,000
8.375%, 5/1/16	2,500,000	1,775,000
7.750%, 6/1/19	3,500,000	2,415,000
Reliant Energy, Inc.
7.875%, 6/15/17	1,800,000	1,458,000

		14,511,000

Multi-Utilities (0.6%)
Dominion Resources, Inc.
8.875%, 1/15/19	2,000,000	2,156,778
PNM Resources, Inc.
9.250%, 5/15/15	2,000,000	1,590,000
Sempra Energy
8.900%, 11/15/13	1,500,000	1,514,512

		5,261,290

Total Utilities		57,187,584

Total Corporate Bonds		475,949,256

Total Long-Term Debt Securities (56.0%) (Cost $711,297,857)		484,295,506

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS:
Consumer Discretionary (0.1%)
Automobiles (0.1%)
General Motors Corp.
Series C
6.250%	200,000	637,500

Total Consumer Discretionary		637,500

Financials (2.3%)
Capital Markets (0.7%)
Goldman Sachs Group, Inc.
9.000%§	75,000	2,487,900
Legg Mason, Inc.
7.000%	150,000	3,300,000

		5,787,900

Commercial Banks (0.2%)
Wells Fargo & Co.
Series L
7.500%	2,500	1,875,000

Diversified Financial Services (1.2%)
Bank of America Corp.
Series L
7.250%	8,210	5,346,763
Citigroup, Inc.
Series T
6.500%	165,000	4,620,000

		9,966,763

Insurance (0.1%)
American International Group, Inc.
8.500%	100,000	850,000

Real Estate Investment Trusts (REITs) (0.1%)
FelCor Lodging Trust, Inc.
Series A
1.950%	130,000	877,500

Thrifts & Mortgage Finance (0.0%)
Fannie Mae
5.375%	80	100,000

	Number of Shares	Value (Note 1)
Series 08-1
8.750%	189,400	$198,870
Washington Mutual, Inc.
Series R
7.750%(h)	8,100	21,465

		320,335

Total Financials		19,677,498

Health Care (0.8%)
Pharmaceuticals (0.8%)
Schering-Plough Corp.
6.000%	40,000	6,962,500

Total Health Care		6,962,500

Utilities (0.4%)
Electric Utilities (0.4%)
CMS Energy Trust I
7.750%	125,000	3,750,000

Total Utilities		3,750,000

Total Convertible Preferred Stocks (3.6%) (Cost $77,677,576)		31,027,498

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Financials (0.1%)
Thrifts & Mortgage Finance (0.1%)
Fannie Mae
Series Q
6.750%	200,000	130,000
Series R
7.625%	306,800	205,556
Series S
8.250%(l)	149,600	124,168
Freddie Mac
Series Z
0.000%(l)	288,100	112,359

Total Preferred Stocks (0.1%) (Cost $23,612,500)		572,083

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (0.3%)
Media (0.3%)
Comcast Corp., Class A	140,800	2,376,704

Total Consumer Discretionary		2,376,704

Energy (1.8%)
Oil, Gas & Consumable Fuels (1.8%)
Canadian Oil Sands Trust	400,000	6,836,776
ConocoPhillips	100,000	5,180,000
Spectra Energy Corp.	225,000	3,541,500

Total Energy		15,558,276

Financials (4.5%)
Capital Markets (0.6%)
Goldman Sachs Group, Inc.*§	149,400	5,398,121

Commercial Banks (2.3%)
Barclays plc	300,000	676,327
HSBC Holdings plc	500,000	4,785,612

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Wells Fargo & Co.	499,400	$14,722,312

		20,184,251

Diversified Financial Services (1.4%)
Bank of America Corp.	845,000	11,897,600

Real Estate Investment Trusts (REITs) (0.2%)
Duke Realty Corp. (REIT)	80,000	876,800
iStar Financial, Inc. (REIT)	156,800	349,664

		1,226,464

Total Financials		38,706,436

Health Care (3.3%)
Pharmaceuticals (3.3%)
Merck & Co., Inc.	400,000	12,160,000
Pfizer, Inc.	950,000	16,824,500

Total Health Care		28,984,500

Information Technology (1.4%)
Semiconductors & Semiconductor Equipment (1.4%)
Intel Corp.	600,000	8,796,000
Maxim Integrated Products, Inc.	300,000	3,426,000

Total Information Technology		12,222,000

Materials (0.0%)
Metals & Mining (0.0%)
Barrick Gold Corp.	10,000	367,700

Total Materials		367,700

Telecommunication Services (1.5%)
Diversified Telecommunication Services (1.5%)
AT&T, Inc.	350,000	9,975,000
Verizon Communications, Inc.	80,000	2,712,000

Total Telecommunication Services		12,687,000

Utilities (15.2%)
Electric Utilities (6.1%)
American Electric Power Co., Inc.	130,000	4,326,400
Duke Energy Corp.	750,000	11,257,500
FirstEnergy Corp.	125,000	6,072,500
FPL Group, Inc.	124,200	6,250,986
Pinnacle West Capital Corp.	150,000	4,819,500
Portland General Electric Co.	250,000	4,867,500
Progress Energy, Inc.	100,000	3,985,000
Southern Co.	300,000	11,100,000

		52,679,386

Gas Utilities (0.6%)
AGL Resources, Inc.	175,000	5,486,250

Multi-Utilities (8.5%)
Ameren Corp.	200,000	6,652,000
Consolidated Edison, Inc.	200,000	7,786,000
Dominion Resources, Inc.	200,000	7,168,000
NiSource, Inc.	70,000	767,900
PG&E Corp.	400,000	15,484,000
Public Service Enterprise Group, Inc.	350,000	10,209,500
Puget Energy, Inc.	180,000	4,908,600
Sempra Energy	163,900	6,987,057
TECO Energy, Inc.	300,000	3,705,000

	Number of Shares	Value (Note 1)
Xcel Energy, Inc.	500,000	$9,275,000

		72,943,057

Total Utilities		131,108,693

Total Common Stocks (28.0%) (Cost $332,194,008)		242,011,309

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (11.4%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $98,640,042)	$98,640,042	$98,640,042

Total Investments (99.1%) (Cost/Amortized Cost $1,243,421,983)		856,546,438
Other Assets Less Liabilities (0.9%)		7,374,158

Net Assets (100%)		$863,920,596

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $84,100,567 or 9.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(t)	Position represents an unfunded loan commitment. The coupon rate will be determined at the time of settlement.

Glossary:

EUR —    European Currency Unit

PIK  —    Payment-in Kind Security

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$237,947,202	$618,599,236	$—	$856,546,438
Other Investments*	—	—	—	—

Total	$237,947,202	$618,599,236	$—	$856,546,438

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$838,452,853
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$538,802,414

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,357,895
Aggregate gross unrealized depreciation	(394,357,142)

Net unrealized depreciation	$(386,999,247)

Federal income tax cost of investments	$1,243,545,685

The Portfolio has a net capital loss carryforward of $85,491,338 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.9%)
Auto Components (1.6%)
Autoliv, Inc.	160,400	$3,442,184
Gentex Corp.	285,200	2,518,316

		5,960,500

Automobiles (1.8%)
Monaco Coach Corp.	722,300	368,373
Thor Industries, Inc.	320,900	4,229,462
Winnebago Industries, Inc.	332,300	2,003,769

		6,601,604

Diversified Consumer Services (0.7%)
Regis Corp.	165,000	2,397,450

Household Durables (4.7%)
Bassett Furniture Industries, Inc.	2,000	6,700
D.R. Horton, Inc.	410,800	2,904,356
Ethan Allen Interiors, Inc.	222,500	3,197,325
Hooker Furniture Corp.	291,000	2,229,060
La-Z-Boy, Inc.	548,100	1,189,377
M.D.C. Holdings, Inc.	152,200	4,611,660
M/I Homes, Inc.	308,000	3,246,320
Russ Berrie & Co., Inc.*	2,600	7,722

		17,392,520

Leisure Equipment & Products (0.5%)
Brunswick Corp.	457,900	1,927,759

Multiline Retail (1.7%)
Fred’s, Inc., Class A	313,800	3,376,488
Saks, Inc.*	433,800	1,900,044
Tuesday Morning Corp.*	712,400	1,161,212

		6,437,744

Specialty Retail (4.6%)
Brown Shoe Co., Inc.	514,700	4,359,509
Christopher & Banks Corp.	573,500	3,211,600
Group 1 Automotive, Inc.	206,800	2,227,236
Gymboree Corp.*	72,700	1,896,743
Men’s Wearhouse, Inc.	230,400	3,119,616
Pier 1 Imports, Inc.*	327,000	120,990
West Marine, Inc.*	269,400	1,142,256
Zale Corp.*	297,400	990,342

		17,068,292

Textiles, Apparel & Luxury Goods (1.3%)
Timberland Co., Class A*	142,100	1,641,255
Warnaco Group, Inc.*	169,900	3,335,137

		4,976,392

Total Consumer Discretionary		62,762,261

Consumer Staples (1.3%)
Food & Staples Retailing (1.3%)
Casey’s General Stores, Inc.	217,600	4,954,752

Total Consumer Staples		4,954,752

Energy (7.8%)
Energy Equipment & Services (5.1%)
Atwood Oceanics, Inc.*	102,500	1,566,200
Bristow Group, Inc.*	154,600	4,141,734
CARBO Ceramics, Inc.	6,600	234,498
Global Industries Ltd.*	495,300	1,728,597
Helix Energy Solutions Group, Inc.*	188,900	1,367,636
Oil States International, Inc.*	132,000	2,467,080

	Number of Shares	Value (Note 1)
Rowan Cos., Inc.	171,403	$2,725,308
Tidewater, Inc.	50,100	2,017,527
Unit Corp.*	103,900	2,776,208

		19,024,788

Oil, Gas & Consumable Fuels (2.7%)
Arch Coal, Inc.	76,300	1,242,927
General Maritime Corp.	175,808	1,898,726
Overseas Shipholding Group, Inc.	80,300	3,381,433
Teekay Corp.	173,100	3,401,415

		9,924,501

Total Energy		28,949,289

Financials (18.4%)
Commercial Banks (1.8%)
Chemical Financial Corp.	217,100	6,052,748
Peoples Bancorp, Inc./Ohio	28,300	541,379

		6,594,127

Insurance (14.5%)
American National Insurance Co.	44,100	3,251,493
Arthur J. Gallagher & Co.	154,600	4,005,686
Aspen Insurance Holdings Ltd.	250,000	6,062,500
Erie Indemnity Co., Class A	87,300	3,285,099
IPC Holdings Ltd.	265,800	7,947,420
Montpelier Reinsurance Holdings Ltd.	380,800	6,393,632
Old Republic International Corp.	772,400	9,207,008
Protective Life Corp.	192,500	2,762,375
RLI Corp.	78,400	4,794,944
StanCorp Financial Group, Inc.	112,600	4,703,302
Syncora Holdings Ltd.*	335,900	57,103
Zenith National Insurance Corp.	43,027	1,358,362

		53,828,924

Thrifts & Mortgage Finance (2.1%)
Corus Bankshares, Inc.	536,200	595,182
TrustCo Bank Corp./New York	760,300	7,230,453

		7,825,635

Total Financials		68,248,686

Health Care (2.0%)
Health Care Equipment & Supplies (2.0%)
STERIS Corp.	79,500	1,899,255
Teleflex, Inc.	65,300	3,271,530
West Pharmaceutical Services, Inc.	61,100	2,307,747

Total Health Care		7,478,532

Industrials (30.7%)
Airlines (1.6%)
SkyWest, Inc.	322,000	5,989,200

Building Products (7.0%)
American Woodmark Corp.	161,400	2,942,322
Apogee Enterprises, Inc.	423,500	4,387,460
Gibraltar Industries, Inc.	477,300	5,698,962
Simpson Manufacturing Co., Inc.	200,900	5,576,984
Universal Forest Products, Inc.	274,300	7,381,413

		25,987,141

Commercial Services & Supplies (2.5%)
ABM Industries, Inc.	251,100	4,783,455
Mine Safety Appliances Co.	192,100	4,593,111

		9,376,566

Construction & Engineering (0.7%)
EMCOR Group, Inc.*	113,000	2,534,590

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Electrical Equipment (4.3%)
A.O. Smith Corp.	72,100	$2,128,392
Brady Corp., Class A	225,500	5,400,725
Franklin Electric Co., Inc.	127,300	3,578,403
Powell Industries, Inc.*	27,000	783,540
Roper Industries, Inc.	90,000	3,906,900

		15,797,960

Industrial Conglomerates (1.1%)
Carlisle Cos., Inc.	196,700	4,071,690

Machinery (11.2%)
Astec Industries, Inc.*	34,500	1,080,885
Briggs & Stratton Corp.	201,000	3,535,590
CIRCOR International, Inc.	48,200	1,325,500
CNH Global N.V	37,000	577,200
Graco, Inc.	188,400	4,470,732
Kennametal, Inc.	208,100	4,617,739
Lincoln Electric Holdings, Inc.	84,777	4,317,693
Mueller Industries, Inc.	274,300	6,879,444
Nordson Corp.	109,000	3,519,610
Timken Co.	51,000	1,001,130
Trinity Industries, Inc.	221,600	3,492,416
Wabash National Corp.	577,400	2,598,300
Watts Water Technologies, Inc., Class A	172,100	4,297,337

		41,713,576

Road & Rail (1.7%)
Genesee & Wyoming, Inc., Class A*	154,600	4,715,300
Kansas City Southern*	75,200	1,432,560

		6,147,860

Trading Companies & Distributors (0.6%)
Applied Industrial Technologies, Inc.	107,400	2,032,008

Total Industrials		113,650,591

Information Technology (5.3%)
Communications Equipment (0.3%)
Avocent Corp.*	50,000	895,500

Computers & Peripherals (0.3%)
Diebold, Inc.	41,600	1,168,544

Electronic Equipment & Instruments (3.4%)
Benchmark Electronics, Inc.*	490,800	6,267,516
Mettler-Toledo International, Inc.*	63,700	4,293,380
Rofin-Sinar Technologies, Inc.*	103,100	2,121,798

		12,682,694

Semiconductors & Semiconductor Equipment (1.3%)
Cohu, Inc.	301,600	3,664,440
OmniVision Technologies, Inc.*	224,700	1,179,675

		4,844,115

Total Information Technology		19,590,853

Materials (10.1%)
Chemicals (5.0%)
Airgas, Inc.	125,000	4,873,750
Cabot Corp.	151,200	2,313,360
RPM International, Inc.	371,000	4,930,590
Westlake Chemical Corp.	387,100	6,305,859

		18,423,559

Containers & Packaging (0.6%)
AptarGroup, Inc.	61,500	2,167,260

	Number of Shares	Value (Note 1)
Metals & Mining (3.6%)
Gerdau Ameristeel Corp.	626,900	$3,799,014
Reliance Steel & Aluminum Co.	193,000	3,848,420
Steel Dynamics, Inc.	456,000	5,098,080
United States Steel Corp.	20,000	744,000

		13,489,514

Paper & Forest Products (0.9%)
Glatfelter	300,000	2,790,000
Mercer International, Inc.*	310,900	596,928

		3,386,928

Total Materials		37,467,261

Utilities (2.9%)
Electric Utilities (1.8%)
NV Energy, Inc.	671,200	6,638,168

Gas Utilities (1.1%)
Atmos Energy Corp.	80,000	1,896,000
Energen Corp.	73,000	2,141,090

		4,037,090

Total Utilities		10,675,258

Total Common Stocks (95.4%) (Cost $548,342,293)		353,777,483

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (5.6%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $20,857,781)	$20,857,781	20,857,781

Total Investments (101.0%) (Cost/Amortized Cost $569,200,074)		374,635,264
Other Assets Less Liabilities (-1.0%)		(3,711,239)

Net Assets (100%)		$370,924,025

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$353,777,483	$20,857,781	$—	$374,635,264
Other Investments*	—	—	—	—

Total	$353,777,483	$20,857,781	$—	$374,635,264

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$329,509,073
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$108,653,180
As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$4,060,542
Aggregate gross unrealized depreciation	(199,940,827)

Net unrealized depreciation	$(195,880,285)

Federal income tax cost of investments	$570,515,549

The Portfolio has a net capital loss carryforward of $22,248,489 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (7.7%)
Diversified Consumer Services (0.2%)
Corinthian Colleges, Inc.*	15,000	$245,550

Hotels, Restaurants & Leisure (1.3%)
Boyd Gaming Corp.	110,000	520,300
Churchill Downs, Inc.	9,500	383,990
Dover Motorsports, Inc.	20,000	26,000
Gaylord Entertainment Co.*	10,000	108,400
Ladbrokes plc	35,000	93,605
MGM MIRAGE*	55,000	756,800

		1,889,095

Household Durables (0.7%)
Fortune Brands, Inc.	13,000	536,640
Harman International Industries, Inc.	13,000	217,490
Nobility Homes, Inc.	2,000	15,820
Skyline Corp.	11,500	229,885

		999,835

Internet & Catalog Retail (0.0%)
Liberty Media Corp., Interactive, Class A*	5,000	15,600

Leisure Equipment & Products (0.0%)
Fairchild Corp., Class A*	115,000	34,500

Media (3.6%)
Acme Communications, Inc.*	20,000	8,000
Ascent Media Corp., Class A*	10,000	218,400
Beasley Broadcasting Group, Inc., Class A	22,000	39,600
Cablevision Systems Corp. - New York Group, Class A	114,000	1,919,760
CBS Corp., Class A	35,000	288,400
Clear Channel Outdoor Holdings, Inc., Class A*	110,000	676,500
Crown Media Holdings, Inc., Class A*	16,000	45,600
Discovery Communications, Inc., Class A*	6,000	84,960
Discovery Communications, Inc., Class C*	2,500	33,475
Emmis Communications Corp., Class A*	82,000	28,700
Fisher Communications, Inc.	24,000	495,360
Liberty Global, Inc., Class A*	1,080	17,194
Liberty Media Corp., Capital Series, Class A*	11,000	51,810
Liberty Media Corp., Entertainment Series, Class A*	45,600	797,088
LIN TV Corp., Class A*	160,000	174,400
Media General, Inc., Class A	100,000	175,000
Salem Communications Corp., Class A*	50,000	37,500
Shaw Communications, Inc., Class B	3,000	53,040
Warner Music Group Corp.	15,000	45,300

		5,190,087

Multiline Retail (0.5%)
Macy’s, Inc.	72,000	745,200
Saks, Inc.*	1,000	4,380

		749,580

Specialty Retail (1.3%)
Midas, Inc.*	30,000	314,700

	Number of Shares	Value (Note 1)
O’Reilly Automotive, Inc.*	49,300	$1,515,482
Sally Beauty Holdings, Inc.*	15,000	85,350

		1,915,532

Textiles, Apparel & Luxury Goods (0.1%)
Heelys, Inc.	47,000	106,690

Total Consumer Discretionary		11,146,469

Consumer Staples (10.4%)
Beverages (0.5%)
Dr. Pepper Snapple Group, Inc.*	40,000	650,000

Food & Staples Retailing (0.5%)
CVS Caremark Corp.	20,000	574,800
SUPERVALU, Inc.	10,000	146,000

		720,800

Food Products (3.1%)
Cadbury plc (ADR)	42,000	1,498,140
Flowers Foods, Inc.	500	12,180
H.J. Heinz Co.	1,000	37,600
Hershey Co.	20,000	694,800
Reddy Ice Holdings, Inc.	1,000	1,440
Sara Lee Corp.	145,000	1,419,550
Tootsie Roll Industries, Inc.	35,000	896,350

		4,560,060

Personal Products (0.1%)
Alberto-Culver Co.	3,500	85,785

Tobacco (6.2%)
UST, Inc.	130,000	9,019,400

Total Consumer Staples		15,036,045

Energy (0.7%)
Energy Equipment & Services (0.3%)
Rowan Cos., Inc.	20,000	318,000
RPC, Inc.	10,000	97,600

		415,600

Oil, Gas & Consumable Fuels (0.4%)
Alpha Natural Resources, Inc.*	14,000	226,660
Anadarko Petroleum Corp.	9,000	346,950
WesternZagros Resources Ltd.*	40,000	19,441

		593,051

Total Energy		1,008,651

Financials (11.3%)
Capital Markets (1.9%)
Bank of New York Mellon Corp.	7,000	198,310
BKF Capital Group, Inc.	14,000	11,200
Deutsche Bank AG (Registered)	10,000	406,900
Legg Mason, Inc.	30,000	657,300
SWS Group, Inc.	73,000	1,383,350

		2,657,060

Commercial Banks (0.4%)
PNC Financial Services Group, Inc.	12,000	588,000

Consumer Finance (0.7%)
American Express Co.	9,000	166,950
SLM Corp.*	100,000	890,000

		1,056,950

Diversified Financial Services (0.4%)
Bank of America Corp.	10,000	140,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
JPMorgan Chase & Co.	10,000	$315,300
PHH Corp.*	10,000	127,300

		583,400

Insurance (7.2%)
CNA Surety Corp.*	67,000	1,286,400
Marsh & McLennan Cos., Inc.	61,000	1,480,470
Nationwide Financial Services, Inc., Class A	140,000	7,309,400
Willis Group Holdings Ltd.	15,000	373,200

		10,449,470

Thrifts & Mortgage Finance (0.7%)
Flushing Financial Corp.	14,200	169,832
New York Community Bancorp, Inc.	2,000	23,920
NewAlliance Bancshares, Inc.	65,000	856,050
Sovereign Bancorp, Inc.*	1	3

		1,049,805

Total Financials		16,384,685

Health Care (8.7%)
Biotechnology (2.4%)
Biogen Idec, Inc.*	9,000	428,670
Genentech, Inc.*	38,000	3,150,580

		3,579,250

Health Care Equipment & Supplies (5.8%)
Advanced Medical Optics, Inc.*	80,000	528,800
AngioDynamics, Inc.*	2,000	27,380
ArthroCare Corp.*	30,000	143,100
CONMED Corp.*	2,000	47,880
Datascope Corp.	8,000	417,920
Exactech, Inc.*	1,000	16,840
Kensey Nash Corp.*	2,000	38,820
Mentor Corp.	220,000	6,804,600
Orthofix International N.V.*	19,000	291,270
Osteotech, Inc.*	1,500	2,535
RTI Biologics, Inc.*	20,440	56,415

		8,375,560

Health Care Providers & Services (0.1%)
Chemed Corp.	5,000	198,850

Health Care Technology (0.1%)
Amicas, Inc.*	70,000	116,900

Life Sciences Tools & Services (0.1%)
Life Technologies Corp.*	4,427	103,193

Pharmaceuticals (0.2%)
Allergan, Inc.	3,000	120,960
UCB S.A.	6,000	197,981

		318,941

Total Health Care		12,692,694

Industrials (4.3%)
Aerospace & Defense (0.7%)
Herley Industries, Inc.*	64,000	785,920
Honeywell International, Inc.	8,000	262,640

		1,048,560

Air Freight & Logistics (0.0%)
Park-Ohio Holdings Corp.*	6,000	37,020

Building Products (0.7%)
Griffon Corp.*	110,000	1,026,300

	Number of Shares	Value (Note 1)
Commercial Services & Supplies (1.2%)
Republic Services, Inc.	70,000	$1,735,300

Electrical Equipment (0.5%)
Belden, Inc.	1,000	20,880
Cooper Industries Ltd., Class A	4,000	116,920
SL Industries, Inc.*	25,000	220,000
Thomas & Betts Corp.*	15,000	360,300

		718,100

Machinery (1.0%)
Ampco-Pittsburgh Corp.	2,000	43,400
Baldwin Technology Co. Inc., Class A*	20,000	32,000
CIRCOR International, Inc.	2,000	55,000
Flowserve Corp.	7,000	360,500
Navistar International Corp.*	22,000	470,360
Tennant Co.	24,000	369,600
Watts Water Technologies, Inc., Class A	1,000	24,970

		1,355,830

Trading Companies & Distributors (0.2%)
Kaman Corp.	13,500	244,755

Total Industrials		6,165,865

Information Technology (4.0%)
Computers & Peripherals (1.6%)
Diebold, Inc.	72,000	2,022,480
SanDisk Corp.*	32,000	307,200

		2,329,680

Electronic Equipment, Instruments & Components (0.2%)
Park Electrochemical Corp.	16,000	303,360
Zones, Inc.*	500	3,430

		306,790

Internet Software & Services (1.1%)
Yahoo!, Inc.*	130,000	1,586,000

IT Services (0.1%)
Acxiom Corp.	7,000	56,770
Affiliated Computer Services, Inc., Class A*	1,000	45,950

		102,720

Semiconductors & Semiconductor Equipment (0.1%)
International Rectifier Corp.*	12,000	162,000

Software (0.9%)
FalconStor Software, Inc.*	4,000	11,120
GSE Systems, Inc.*	424	2,502
i2 Technologies, Inc.*	17,000	108,630
Mentor Graphics Corp.*	40,000	206,800
Take-Two Interactive Software, Inc.*	125,000	945,000

		1,274,052

Total Information Technology		5,761,242

Materials (6.1%)
Chemicals (5.0%)
Ashland, Inc.	21,390	224,809
Chemtura Corp.	200,000	280,000
Ciba Holding AG	38,000	1,721,507
Ferro Corp.	35,000	246,750
FMC Corp.	2,000	89,460
Rohm & Haas Co.	75,000	4,634,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Sensient Technologies Corp.	6,000	$143,280

		7,340,056

Containers & Packaging (0.3%)
Greif, Inc., Class A	1,000	33,430
Myers Industries, Inc.	45,000	360,000

		393,430

Metals & Mining (0.8%)
Barrick Gold Corp.	7,000	257,390
Freeport-McMoRan Copper & Gold, Inc.	10,000	244,400
Gold Fields Ltd. (ADR)	6,000	59,580
Rio Tinto plc (ADR)	6,000	533,460
WHX Corp.*	4,400	35,200

		1,130,030

Total Materials		8,863,516

Telecommunication Services (4.5%)
Diversified Telecommunication Services (1.2%)
Asia Satellite Telecommunications Holdings Ltd.	90,200	88,752
BCE, Inc.	70,000	1,434,300
Cincinnati Bell, Inc.*	160,000	308,800
Wayfinder Systems AB*	3,000	4,478

		1,836,330

Wireless Telecommunication Services (3.3%)
Centennial Communications Corp.*	250,000	2,015,000
Millicom International Cellular S.A.	16,000	718,560
Rogers Communications, Inc., Class B	1,200	36,096
Sprint Nextel Corp.*	300,000	549,000
U.S. Cellular Corp.*	33,000	1,426,920

		4,745,576

Total Telecommunication Services		6,581,906

Utilities (8.3%)
Electric Utilities (2.2%)
DPL, Inc.	20,000	456,800
Great Plains Energy, Inc.	130,000	2,512,900
Westar Energy, Inc.	10,000	205,100

		3,174,800

Independent Power Producers & Energy Traders (2.4%)
Constellation Energy Group, Inc.	112,000	2,810,080
NRG Energy, Inc.*	33,000	769,890

		3,579,970

Multi-Utilities (3.7%)
GDF Suez*	3,801	5
Integrys Energy Group, Inc.	1,500	64,470
NorthWestern Corp.	37,000	868,390
NSTAR	5,000	182,450
PNM Resources, Inc.	40,000	403,200
Puget Energy, Inc.	140,000	3,817,800

		5,336,315

Total Utilities		12,091,085

Total Common Stocks (66.0%) (Cost $126,221,721)		95,732,158

	Number of Rights	Value (Note 1)
RIGHTS:
Financials (0.0%)
Diversified Financial Services (0.0%)
Fresenius Kabi Pharmaceuticals Holding, Inc., expiring 6/30/11* (Cost $—)	6,000	$2,100

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (26.2%)
U.S. Treasury Bills
0.11%, 1/15/09 (p)	$10,000,000	9,999,557
0.02%, 1/22/09 (p)	25,000,000	24,999,629
0.48%, 6/25/09 (p)	3,000,000	2,993,040

Total Government Securities		37,992,226

Time Deposit (3.9%)
JP Morgan Chase Nassau
0.001%, 1/2/09	5,742,432	5,742,432

Total Short-Term Investments (30.1%) (Cost/Amortized Cost $43,729,468)		43,734,658

Total Investments (96.1%) (Cost/Amortized Cost $169,951,189)		139,468,916
Other Assets Less Liabilities (3.9%)		5,638,399

Net Assets (100%)		$145,107,315

*	Non-income producing.
(p)	Yield to maturity.

Glossary:

ADR— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$ 93,627,930	$ 45,840,986	$ —	$ 139,468,916
Other Investments*	—	—	—	—

Total	$ 93,627,930	$ 45,840,986	$ —	$ 139,468,916

Liabilities
Investments in Securities	$ —	$ —	$ —	$ —
Other Investments*	—	—	—	—

Total	$ —	$ —	$ —	$ —

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$186,000	$—
Total gains or losses (realized/unrealized) included in earnings	39,110	—
Purchases, sales, issuances, and settlements (net)	(225,110)	—
Transfers in and/or out of Level 3	—	—
Balance as of 12/31/08	$—	$—
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$263,679,080
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$278,854,452

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,655,173
Aggregate gross unrealized depreciation	(34,095,281)

Net unrealized depreciation	$(32,440,108)

Federal income tax cost of investments	$171,909,024

For the year ended December 31, 2008, the Portfolio incurred approximately $189,210 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.5%)
Auto Components (1.8%)
Beru AG^	11,000	$1,139,893
BorgWarner, Inc.	200,000	4,354,000
Dana Holding Corp.*	400,000	296,000
Hawk Corp., Class A*	127,800	2,121,480
Modine Manufacturing Co.	650,000	3,165,500
Proliance International, Inc.*	216,000	77,760
Spartan Motors, Inc.^	290,000	1,371,700
Standard Motor Products, Inc.	700,000	2,422,000
Stoneridge, Inc.*	283,000	1,290,480
Strattec Security Corp.	81,600	1,342,320
Superior Industries International, Inc.^	232,000	2,440,640
Tenneco, Inc.*	550,000	1,622,500

		21,644,273

Automobiles (0.0%)
Coachmen Industries, Inc.*	275,800	507,472
Fleetwood Enterprises, Inc.*	110,000	11,000
Monaco Coach Corp.	100,020	51,010
Thor Industries, Inc.^	4,000	52,720

		622,202

Diversified Consumer Services (0.6%)
Brink’s Home Security Holdings, Inc.*	27,500	602,800
Corinthian Colleges, Inc.*	136,400	2,232,868
Matthews International Corp., Class A^	13,000	476,840
Stewart Enterprises, Inc., Class A	20,000	60,200
Universal Technical Institute, Inc.*^	200,000	3,434,000

		6,806,708

Hotels, Restaurants & Leisure (3.0%)
Boyd Gaming Corp.	220,000	1,040,600
Canterbury Park Holding Corp.	175,045	1,034,516
Churchill Downs, Inc.	200,000	8,084,000
Denny’s Corp.*	8,000	15,920
Dover Downs Gaming & Entertainment, Inc.^	82,000	260,760
Dover Motorsports, Inc.	400,000	520,000
Gaylord Entertainment Co.*^	400,000	4,336,000
International Speedway Corp., Class A	17,000	488,410
Las Vegas Sands Corp.*	150,000	889,500
Marcus Corp.	60,000	973,800
Nathan’s Famous, Inc.*	100,000	1,272,000
Orient-Express Hotels Ltd., Class A^	280,000	2,144,800
Penn National Gaming, Inc.*	90,000	1,924,200
Pinnacle Entertainment, Inc.*^	650,000	4,992,000
Sonesta International Hotels Corp., Class A‡	332,100	4,539,807
Steak n Shake Co.*^	480,000	2,856,000
Wendy’s/Arby’s Group, Inc., Class A	110,000	543,400

		35,915,713

Household Durables (0.8%)
Cavalier Homes, Inc.*	890,249	925,859
Cavco Industries, Inc.*^	105,000	2,823,450
Champion Enterprises, Inc.*	1,250,000	700,000
Harman International Industries, Inc.	115,000	1,923,950
Nobility Homes, Inc.	46,080	364,493
Palm Harbor Homes, Inc.*^	42,000	209,160

	Number of Shares	Value (Note 1)
Skyline Corp.	130,000	$2,598,700

		9,545,612

Internet & Catalog Retail (0.1%)
1-800-FLOWERS.COM, Inc., Class A*	270,000	1,031,400
Liberty Media Corp., Interactive, Class A*	12,500	39,000
NutriSystem, Inc.^	25,000	364,750

		1,435,150

Leisure Equipment & Products (0.2%)
Aruze Corp.^	70,000	706,429
Eastman Kodak Co.	80,000	526,400
Fairchild Corp., Class A*	713,000	213,900
Marine Products Corp.^	185,000	1,039,700

		2,486,429

Media (3.1%)
Acme Communications, Inc.*	200,000	80,000
Ascent Media Corp., Class A*	25,000	546,000
Beasley Broadcasting Group, Inc., Class A	350,000	630,000
Belo Corp., Class A	240,000	374,400
Cablevision Systems Corp. - New York Group, Class A	400,000	6,736,000
Carmike Cinemas, Inc.	150,000	547,500
Charter Communications, Inc., Class A*	150,000	12,270
Citadel Broadcasting Corp.*	600,000	96,000
Clear Channel Outdoor Holdings, Inc., Class A*	150,000	922,500
Crown Media Holdings, Inc., Class A*^	130,000	370,500
Cumulus Media, Inc., Class A*	8,011	19,947
Discovery Communications, Inc., Class A*	30,000	424,800
Discovery Communications, Inc., Class C*	12,500	167,375
Emmis Communications Corp., Class A*	340,000	119,000
EW Scripps Co., Class A	300,000	663,000
Fisher Communications, Inc.	239,000	4,932,960
Gray Television, Inc.^	990,000	396,000
Gray Television, Inc., Class A	37,000	21,460
Grupo Televisa S.A. (ADR)	90,000	1,344,600
Hearst-Argyle Television, Inc.	55,000	333,300
Il Sole 24 Ore	340,011	1,082,302
Imax Corp.*	17,000	75,820
Interactive Data Corp.	130,000	3,205,800
Interep National Radio Sales, Inc., Class A*	65,000	26
Interpublic Group of Cos., Inc.*^	960,000	3,801,600
Journal Communications, Inc., Class A	870,000	2,131,500
Lakes Entertainment, Inc.*	95,000	381,900
Lee Enterprises, Inc.^	360,000	147,600
Liberty Global, Inc., Class A*	15,000	238,800
Liberty Media Corp., Capital Series, Class A*	5,000	23,550
Liberty Media Corp., Entertainment Series, Class A*	20,000	349,600
LIN TV Corp., Class A*^	700,000	763,000
Martha Stewart Living Omnimedia, Inc., Class A*^	340,000	884,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
MDC Partners, Inc., Class A*	7,000	$21,280
Media General, Inc., Class A^	774,300	1,355,025
Meredith Corp.	43,000	736,160
Primedia, Inc.^	160,000	347,200
Salem Communications Corp., Class A*	660,000	495,000
Sinclair Broadcast Group, Inc., Class A	290,000	899,000
Triple Crown Media, Inc.*	170,000	340
Voyager Learning Co.*	400,000	592,000
Warner Music Group Corp.^	195,000	588,900
WPT Enterprises Inc.*	45,503	19,566
Young Broadcasting, Inc., Class A*	380,000	12,198

		36,889,779

Multiline Retail (0.0%)
Bon-Ton Stores, Inc.^	525,000	540,750

Specialty Retail (5.6%)
AutoNation, Inc.*^	1,000,000	9,880,000
Bed Bath & Beyond, Inc.*^	130,000	3,304,600
Big 5 Sporting Goods Corp.^	50,000	260,500
Bowlin Travel Centers, Inc.*	74,800	78,540
Coldwater Creek, Inc.*	800,000	2,280,000
Collective Brands, Inc.*	13,000	152,360
Earl Scheib, Inc.*‡	280,000	173,600
Midas, Inc.*^	500,000	5,245,000
O’Reilly Automotive, Inc.*^	1,020,000	31,354,800
Penske Automotive Group, Inc.^	520,000	3,993,600
PEP Boys-Manny, Moe & Jack^	560,000	2,312,800
Sally Beauty Holdings, Inc.*^	350,000	1,991,500
Tractor Supply Co.*^	180,000	6,505,200

		67,532,500

Textiles, Apparel & Luxury Goods (0.3%)
Escada AG*^	245,000	1,149,082
Hanesbrands, Inc.*^	80,000	1,020,000
Hartmarx Corp.*	670,000	207,700
Movado Group, Inc.	30,000	281,700
Wolverine World Wide, Inc.	20,000	420,800

		3,079,282

Total Consumer Discretionary		186,498,398

Consumer Staples (9.6%)
Beverages (1.7%)
Boston Beer Co., Inc., Class A*	69,000	1,959,600
Brown-Forman Corp., Class A	13,200	668,184
Brown-Forman Corp., Class B	1,425	73,373
Davide Campari-Milano S.p.A.	125,000	844,890
Dr. Pepper Snapple Group, Inc.*	15,000	243,750
PepsiAmericas, Inc.	845,000	17,204,200

		20,993,997

Food & Staples Retailing (2.2%)
Casey’s General Stores, Inc.	4,000	91,080
Great Atlantic & Pacific Tea Co., Inc.*^	1,010,000	6,332,700
Ingles Markets, Inc., Class A	520,000	9,146,800
Village Super Market, Inc., Class A^	35,000	2,008,650
Weis Markets, Inc.	36,000	1,210,680
Winn-Dixie Stores, Inc.*	450,000	7,245,000

		26,034,910

Food Products (3.7%)
Bull-Dog Sauce Co., Ltd.	40,000	98,065
Corn Products International, Inc.	287,300	8,288,605
Dean Foods Co.*	50,000	898,500

	Number of Shares	Value (Note 1)
Del Monte Foods Co.	650,000	$4,641,000
Diamond Foods, Inc.	5,000	100,750
Flowers Foods, Inc.	35,000	852,600
Griffin Land & Nurseries, Inc.	220,000	8,109,200
Hain Celestial Group, Inc.*	40,000	763,600
J&J Snack Foods Corp.	55,000	1,973,400
John B. Sanfilippo & Son, Inc.*	2,000	10,780
Lifeway Foods, Inc.*^	159,000	1,427,820
Nissin Food Products Co., Ltd.	100,000	3,507,293
Ralcorp Holdings, Inc.*	56,000	3,270,400
Rock Field Co., Ltd.	200,000	2,630,333
Smart Balance, Inc.*	150,000	1,020,000
Tootsie Roll Industries, Inc.^	275,088	7,045,004

		44,637,350

Household Products (1.2%)
Church & Dwight Co., Inc.	45,000	2,525,400
Energizer Holdings, Inc.*	51,000	2,761,140
Katy Industries, Inc.*‡	592,000	680,800
Oil-Dri Corp. of America‡	420,025	7,875,469
WD-40 Co.	38,000	1,075,020

		14,917,829

Personal Products (0.8%)
Alberto-Culver Co.	19,400	475,494
Elizabeth Arden, Inc.*	10,000	126,100
Revlon, Inc., Class A*	15,000	100,050
Schiff Nutrition International, Inc.*‡	1,260,000	7,522,200
United-Guardian, Inc.	132,000	1,214,400

		9,438,244

Total Consumer Staples		116,022,330

Energy (1.8%)
Energy Equipment & Services (1.8%)
Lufkin Industries, Inc.	100,000	3,450,000
Oceaneering International, Inc.*	55,000	1,602,700
Rowan Cos., Inc.	170,000	2,703,000
RPC, Inc.	1,365,000	13,322,400
Union Drilling, Inc.*	124,000	643,560

		21,721,660

Oil, Gas & Consumable Fuels (0.0%)
Callon Petroleum Co.*	4,000	10,400
Genesis Energy LP	70,000	611,100

		621,500

Total Energy		22,343,160

Financials (6.4%)
Capital Markets (2.5%)
BKF Capital Group, Inc.	50,000	40,000
Calamos Asset Management, Inc., Class A	80,000	592,000
Cohen & Steers, Inc.^	100,000	1,099,000
Deerfield Capital Corp.	1,166	4,151
Epoch Holding Corp.^	415,000	3,149,850
Janus Capital Group, Inc.	470,000	3,774,100
Legg Mason, Inc.	20,000	438,200
Pzena Investment Management, Inc., Class A^	22,000	92,840
SWS Group, Inc.	502,000	9,512,900
Waddell & Reed Financial, Inc., Class A	750,000	11,595,000

		30,298,041

Commercial Banks (0.8%)
Fidelity Southern Corp.	25,125	90,701
Nara Bancorp, Inc.	570,000	5,603,100

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Seacoast Banking Corp. of Florida^	45,000	$297,000
Sterling Bancorp/New York	280,000	3,928,400

		9,919,201

Consumer Finance (0.2%)
Discover Financial Services	180,000	1,715,400

Diversified Financial Services (0.6%)
BPW Acquisition Corp.*	590,000	5,310,000
Highlands Acquisition Corp., Class U*	103,000	942,450
Ideation Acquisition Corp.*	125,000	895,000
SP Acquisition Holdings, Inc.*	15,000	137,250

		7,284,700

Insurance (1.5%)
Alleghany Corp.*	3,500	987,000
Argo Group International Holdings Ltd.*	75,000	2,544,000
CNA Surety Corp.*	695,000	13,344,000
Nationwide Financial Services, Inc., Class A	20,000	1,044,200

		17,919,200

Real Estate Investment Trusts (REITs) (0.0%)
Gyrodyne Co. of America, Inc. (REIT)*	4,000	99,960

Real Estate Management & Development (0.0%)
Capital Properties, Inc., Class A†	7,800	54,600
Capital Properties, Inc., Class B*	7,800	54,600

		109,200

Thrifts & Mortgage Finance (0.8%)
Crazy Woman Creek Bancorp, Inc.	15,050	316,050
Flushing Financial Corp.	220,000	2,631,200
NewAlliance Bancshares, Inc.	400,000	5,268,000
Sovereign Bancorp, Inc.*^	560,000	1,668,800

		9,884,050

Total Financials		77,229,752

Health Care (7.9%)
Biotechnology (0.4%)
Cepheid, Inc.*^	130,000	1,349,400
Crucell N.V. (ADR)*^	200,000	3,030,000
Vanda Pharmaceuticals, Inc.*^	15,000	7,650

		4,387,050

Health Care Equipment & Supplies (4.6%)
Advanced Medical Optics, Inc.*^	810,000	5,354,100
Align Technology, Inc.*^	260,000	2,275,000
AngioDynamics, Inc.*	160,000	2,190,400
Anika Therapeutics, Inc.*	7,000	21,280
ArthroCare Corp.*^	140,000	667,800
Biolase Technology, Inc.*	105,000	156,450
CONMED Corp.*	110,000	2,633,400
Cooper Cos., Inc.	80,000	1,312,000
Cutera, Inc.*	330,000	2,927,100
Del Global Technologies Corp.*	40,000	36,000
Dentsply International, Inc.	5,000	141,200
DexCom, Inc.*^	60,000	165,600
Edwards Lifesciences Corp.*	2,000	109,900
Exactech, Inc.*	130,000	2,189,200
Greatbatch, Inc.*^	200,000	5,292,000
ICU Medical, Inc.*^	100,000	3,314,000
Inverness Medical Innovations, Inc.*	10,000	189,100
Kensey Nash Corp.*	70,000	1,358,700
Mentor Corp.^	400,000	12,372,000

	Number of Shares	Value (Note 1)
Micrus Endovascular Corp.*^	244,000	$2,832,840
National Dentex Corp.*	40,000	182,000
Orthofix International N.V.*	100,000	1,533,000
Palomar Medical Technologies, Inc.*	30,000	345,900
Quidel Corp.*	66,000	862,620
RTI Biologics, Inc.*	120,000	331,200
SSL International plc	450,000	3,217,647
Syneron Medical Ltd.*	15,000	125,100
Vascular Solutions, Inc.*	225,000	2,029,500
Young Innovations, Inc.	54,000	831,600

		54,996,637

Health Care Providers & Services (1.8%)
American Dental Partners, Inc.*	18,000	124,920
Animal Health International, Inc.*	200,000	426,000
Chemed Corp.	250,000	9,942,500
Henry Schein, Inc.*	10,000	366,900
MWI Veterinary Supply, Inc.*	15,800	425,968
Odyssey HealthCare, Inc.*	500,000	4,625,000
Owens & Minor, Inc.	110,000	4,141,500
Patterson Cos., Inc.*	40,000	750,000
PSS World Medical, Inc.*	70,000	1,317,400

		22,120,188

Health Care Technology (0.3%)
Amicas, Inc.*	600,000	1,002,000
IMS Health, Inc.	150,000	2,274,000

		3,276,000

Life Sciences Tools & Services (0.0%)
Life Technologies Corp.*	26,000	606,060

Pharmaceuticals (0.8%)
Allergan, Inc.	32,000	1,290,240
Heska Corp.*	170,000	42,500
Matrixx Initiatives, Inc.*	305,000	5,029,450
Pain Therapeutics, Inc.*^	480,000	2,841,600
TL Administration Corp.*†	85,000	340

		9,204,130

Total Health Care		94,590,065

Industrials (21.9%)
Aerospace & Defense (2.7%)
AAR Corp.*	75,000	1,380,750
Astronics Corp.*	5,000	44,500
Astronics Corp., Class B*	2,250	19,327
Curtiss-Wright Corp	461,000	15,392,790
Empresa Brasileira de Aeronautica S.A. (ADR)^	4,000	64,840
GenCorp, Inc.*	345,000	1,269,600
HEICO Corp.	22,000	854,260
Herley Industries, Inc.*	418,518	5,139,401
Innovative Solutions & Support, Inc.	16,000	63,200
Moog, Inc., Class A*	60,000	2,194,200
Precision Castparts Corp.	112,000	6,661,760

		33,084,628

Air Freight & Logistics (0.2%)
Park-Ohio Holdings Corp.*	420,000	2,591,400

Building Products (0.7%)
Griffon Corp.*	843,000	7,865,190

Commercial Services & Supplies (2.5%)
ACCO Brands Corp.*	265,000	914,250
American Ecology Corp.	2,000	40,460
Brink’s Co.	105,000	2,822,400

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Casella Waste Systems, Inc., Class A*	55,000	$224,400
Covanta Holding Corp.*	170,000	3,733,200
Nashua Corp.*	286,600	1,504,650
Republic Services, Inc.	435,000	10,783,650
Rollins, Inc.	475,000	8,588,000
Waste Connections, Inc.*	10,000	315,700
Waste Services, Inc.*	50,000	329,000
WCA Waste Corp.*	90,000	225,900

		29,481,610

Construction & Engineering (0.4%)
Furmanite Corp.*	445,000	2,398,550
Insituform Technologies, Inc., Class A*	70,000	1,378,300
Layne Christensen Co.*	40,000	960,400

		4,737,250

Electrical Equipment (3.8%)
A.O. Smith Corp.	7,000	206,640
A.O. Smith Corp., Class A	8,000	224,000
Acuity Brands, Inc.	1,000	34,910
AMETEK, Inc.	195,000	5,890,950
Baldor Electric Co.	240,000	4,284,000
Belden, Inc.	54,000	1,127,520
C&D Technologies, Inc.*^	13,000	40,690
Ener1, Inc.*^	4,000	28,600
Franklin Electric Co., Inc.^	115,000	3,232,650
GrafTech International Ltd.*	1,692,500	14,081,600
Magnetek, Inc.*	600,000	1,440,000
Roper Industries, Inc.	35,000	1,519,350
SL Industries, Inc.*	230,000	2,024,000
SunPower Corp., Class B*	22,000	669,680
Tech/Ops Sevcon, Inc.‡	400,655	1,045,710
Thomas & Betts Corp.*	340,000	8,166,800
Woodward Governor Co.	85,000	1,956,700

		45,973,800

Industrial Conglomerates (1.3%)
Standex International Corp.	72,000	1,428,480
Tredegar Corp.	770,000	13,998,600

		15,427,080

Machinery (7.9%)
Ampco-Pittsburgh Corp.	220,000	4,774,000
Badger Meter, Inc.^	40,000	1,160,800
Baldwin Technology Co. Inc., Class A*	440,000	704,000
Barnes Group, Inc.	14,000	203,000
Basin Water, Inc.*	1,000	520
CIRCOR International, Inc.	280,000	7,700,000
CLARCOR, Inc.	400,000	13,272,000
CNH Global N.V	759,250	11,844,300
Crane Co.	510,000	8,792,400
Donaldson Co., Inc.	100,000	3,365,000
Flowserve Corp.	210,000	10,815,000
Gorman-Rupp Co.^	108,591	3,379,352
Graco, Inc.^	125,000	2,966,250
Greenbrier Cos., Inc.	100,000	687,000
IDEX Corp.	160,000	3,864,000
K-Tron International, Inc.*	5,500	439,450
L.S. Starrett Co., Class A	74,000	1,191,400
Lindsay Corp.	5,000	158,950
Met-Pro Corp.	50,000	666,000
Mueller Water Products, Inc., Class A^	60,000	504,000
Navistar International Corp.*	170,000	3,634,600
Nordson Corp.	6,000	193,740

	Number of Shares	Value (Note 1)
Oshkosh Corp.	30,000	$266,700
Robbins & Myers, Inc.	133,000	2,150,610
Tennant Co.	225,000	3,465,000
Watts Water Technologies, Inc., Class A	350,000	8,739,500

		94,937,572

Professional Services (0.0%)
Duff & Phelps Corp., Class A*	24,000	458,880

Road & Rail (0.1%)
Providence and Worcester Railroad Co.	75,000	899,250

Trading Companies & Distributors (2.3%)
GATX Corp.	370,000	11,458,900
Huttig Building Products, Inc.*	44,000	19,800
Kaman Corp.	665,000	12,056,450
National Patent Development Corp.*	250,000	325,000
Rush Enterprises, Inc., Class B*	420,121	3,440,791
United Rentals, Inc.*	70,000	638,400

		27,939,341

Total Industrials		263,396,001

Information Technology (6.0%)
Communications Equipment (0.3%)
3Com Corp.*	300,000	684,000
Communications Systems, Inc.	134,800	1,051,440
Nextwave Wireless, Inc.*	10,000	900
Nortel Networks Corp.*	170,000	44,200
Plantronics, Inc.	45,000	594,000
Sycamore Networks, Inc.*	250,000	672,500

		3,047,040

Computers & Peripherals (2.1%)
Diebold, Inc.	415,000	11,657,350
Intermec, Inc.*	940,000	12,483,200
NCR Corp.*	30,000	424,200
TransAct Technologies, Inc.*	122,000	559,980

		25,124,730

Electronic Equipment, Instruments & Components (1.9%)
Anixter International, Inc.*	5,000	150,600
CTS Corp.^	800,000	4,408,000
Gerber Scientific, Inc.*	477,000	2,437,470
KEMET Corp.*^	380,000	102,600
Littelfuse, Inc.*	110,000	1,826,000
Methode Electronics, Inc.	150,000	1,011,000
Park Electrochemical Corp.	565,000	10,712,400
Trans-Lux Corp.*	90,000	69,300
Zygo Corp.*	225,000	1,554,750

		22,272,120

Internet Software & Services (0.2%)
ValueClick, Inc.*	415,000	2,838,600

IT Services (0.1%)
Edgewater Technology, Inc.*	560,000	1,450,400

Office Electronics (0.4%)
Zebra Technologies Corp., Class A*	235,000	4,761,100

Semiconductors & Semiconductor Equipment (0.4%)
California Micro Devices Corp.*	868,300	1,615,038
Cypress Semiconductor Corp.*^	370,000	1,653,900
MoSys, Inc.*^	32,000	67,200
Trident Microsystems, Inc.*	550,000	1,039,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Zoran Corp.*	100,000	$683,000

		5,058,638

Software (0.6%)
Borland Software Corp.*	25,000	26,250
FalconStor Software, Inc.*	82,500	229,350
GSE Systems, Inc.*	20,300	119,770
Macrovision Solutions Corp.*	227,680	2,880,152
Mentor Graphics Corp.*	120,000	620,400
Stamford Industrial Group, Inc.*	450,000	292,500
Take-Two Interactive Software, Inc.*	340,000	2,570,400
Tyler Technologies, Inc.*	65,000	778,700

		7,517,522

Total Information Technology		72,070,150

Materials (5.1%)
Chemicals (3.8%)
Albemarle Corp.	21,000	468,300
Arch Chemicals, Inc.	75,000	1,955,250
Ashland, Inc.	155,000	1,629,050
Chemtura Corp.	1,660,000	2,324,000
Core Molding Technologies, Inc.*	290,000	754,000
Cytec Industries, Inc.	6,000	127,320
Ferro Corp.	720,000	5,076,000
H.B. Fuller Co.	270,000	4,349,700
Hawkins, Inc.	167,000	2,553,430
Huntsman Corp.	1,200,000	4,128,000
Material Sciences Corp.*	90,000	139,500
NewMarket Corp.	45,000	1,570,950
Omnova Solutions, Inc.*	800,000	520,000
Penford Corp.	7,000	70,840
Rockwood Holdings, Inc.*	70,000	756,000
Scotts Miracle-Gro Co., Class A	75,000	2,229,000
Sensient Technologies Corp.	310,000	7,402,800
Zep, Inc.	520,000	10,041,200

		46,095,340

Containers & Packaging (0.8%)
Chesapeake Corp.*	10,000	330
Greif, Inc., Class A	125,000	4,178,750
Myers Industries, Inc.	706,900	5,655,200

		9,834,280

Metals & Mining (0.4%)
Barrick Gold Corp.	35,000	1,286,950
Brush Engineered Materials, Inc.*	142,000	1,806,240
Kinross Gold Corp.	28,167	518,836
WHX Corp.*	90,002	720,016

		4,332,042

Paper & Forest Products (0.1%)
Schweitzer-Mauduit International, Inc.	33,000	660,660

Total Materials		60,922,322

Telecommunication Services (2.1%)
Diversified Telecommunication Services (1.0%)
ATX Communications, Inc.*†	30,000	342
Cincinnati Bell, Inc.*	3,000,000	5,790,000
D&E Communications, Inc.	100,000	670,000
Frontier Communications Corp.^	50,000	437,000
HickoryTech Corp.	50,000	272,000
New Ulm Telecom, Inc.	14,000	111,300
Verizon Communications, Inc.	90,000	3,051,000
Vimpel-Communications (ADR)	235,000	1,682,600

	Number of Shares	Value (Note 1)
Windstream Corp.	27,000	$248,400

		12,262,642

Wireless Telecommunication Services (1.1%)
Centennial Communications Corp.*	300,000	2,418,000
Clearwire Corp., Class A*^	120,000	591,600
Rogers Communications, Inc., Class B	200,000	6,016,000
U.S. Cellular Corp.*	90,000	3,891,600

		12,917,200

Total Telecommunication Services		25,179,842

Utilities (7.7%)
Electric Utilities (2.9%)
Allegheny Energy, Inc.	22,000	744,920
Central Vermont Public Service Corp.	20,000	477,200
El Paso Electric Co.*	550,000	9,949,500
Great Plains Energy, Inc.	650,000	12,564,500
Maine & Maritimes Corp.	24,500	951,825
Unisource Energy Corp.	140,000	4,110,400
Westar Energy, Inc.	280,000	5,742,800

		34,541,145

Gas Utilities (1.5%)
AGL Resources, Inc.	4,000	125,400
National Fuel Gas Co.	190,000	5,952,700
ONEOK, Inc.	80,000	2,329,600
Southwest Gas Corp.	390,000	9,835,800

		18,243,500

Independent Power Producers & Energy Traders (0.3%)
AES Corp.*	300,000	2,472,000
Ormat Technologies, Inc.	55,000	1,752,850

		4,224,850

Multi-Utilities (2.6%)
CH Energy Group, Inc.	205,000	10,534,950
Florida Public Utilities Co.	42,100	442,471
NorthWestern Corp.	330,000	7,745,100
PNM Resources, Inc.	980,000	9,878,400
Puget Energy, Inc.	85,000	2,317,950

		30,918,871

Water Utilities (0.4%)
Pennichuck Corp.	175,000	3,592,750
SJW Corp.	22,000	658,680

		4,251,430

Total Utilities		92,179,796

Total Common Stocks (84.0%) (Cost $1,332,467,211)		1,010,431,816

	Number of Warrants	Value (Note 1)
WARRANT:
Consumer Discretionary (0.0%)
Auto Components (0.0%)
Federal Mogul Corp., Class A, expiring 12/27/14* (Cost $—)	4,531	680

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (14.1%)
U.S. Treasury Bills
0.11%, 1/15/09 #(p)^	$30,000,000	$29,998,671
0.02%, 1/22/09 (p)	80,000,000	79,998,812
0.05%, 3/26/09 (p)^	5,000,000	4,999,435
0.07%, 4/29/09 (p)	25,000,000	24,994,475
0.10%, 6/4/09 (p)^	5,000,000	4,997,790
0.48%, 6/25/09 (p)^	25,000,000	24,942,000

Total Government Securities		169,931,183

Short-Term Investments of Cash Collateral for Securities Loaned (6.8%)
Bancaja U.S. Debt S.A.U.
4.65%, 7/10/09 (l)	5,000,697	4,814,711
Beta Finance, Inc.
0.37%, 5/11/09 (l)	9,995,822	9,840,467
Comerica Bank
0.62%, 6/19/09 (l)	10,000,465	9,560,115
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	45,720,946	45,720,946
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	2,000,000	1,989,766
Monumental Global Funding II
0.40%, 3/26/10 (l)	1,000,000	903,937
Pricoa Global Funding I
0.40%, 6/25/10 (l)	9,998,504	8,843,097

Total Short-Term Investments of Cash Collateral for Securities Loaned		81,673,039

Time Deposit (1.4%)
JP Morgan Chase Nassau
0.001%, 1/2/09	17,150,773	17,150,773

Total Short-Term Investments (22.3%) (Cost/Amortized Cost $270,787,372)		268,754,995

Total Investments (106.3%) (Cost/Amortized Cost $1,603,254,583)		1,279,187,491
Other Assets Less Liabilities (-6.3%)		(76,074,299)

Net Assets (100%)		$1,203,113,192

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $55,282 or 0.0% of net assets) at fair value.
‡	Affiliated company as defined under the Investment Company Act of 1940.
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

ADR— American Depositary Receipt

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)
	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation
Purchase
Russell 2000 Mini Index	1,300	March-09	$62,346,167	$64,727,000	$2,380,833

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investments in companies which were affiliates for the year ended December 31, 2008, were as follows:

Securities	Market Value December 31, 2007	Purchases at Cost	Sales at Cost	Market Value December 31, 2008	Dividend Income	Realized Loss
Bel Fuse, Inc.	$6,853,163	$3,538,335	$10,633,861	$—	$45,300	$(826,796)
Earl Scheib, Inc.	980,000	—	—	173,600	—	—
Katy Industries, Inc.	1,050,000	112,240	—	680,800	—	—
Oil-Dri Corp. of America	8,789,712	330,856	—	7,875,469	223,642	—
Schiff Nutrition International, Inc.	5,155,094	2,316,549	—	7,522,200	—	—
Sonesta International Hotels Corp.	3,150,000	5,821,959	12,653	4,539,807	216,235	(5,665)
Tech/Ops Sevcon, Inc.	1,197,750	1,489,149	—	1,045,710	31,290	—
WHX Corp.	163,400	1,213,348	96,975	720,016	—	(85,569)

	$27,339,119	$14,822,436	$10,743,489	$22,557,602	$516,467	$(918,030)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$ 996,001,280	$ 283,130,929	$ 55,282	$ 1,279,187,491
Other Investments*	2,380,833	—	—	2,380,833

Total	$ 998,382,113	$ 283,130,929	$ 55,282	$ 1,281,568,324

Liabilities
Investments in Securities	$ —	$ —	$ —	$ —
Other Investments*	—	—	—	—

Total	$ —	$ —	$ —	$ —

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$6,202	$—
Total gains or losses (realized/unrealized) included in earnings	50,290	—
Purchases, sales, issuances, and settlements (net)	(1,210)	—
Transfers in and/or out of Level 3	—	—
Balance as of 12/31/08	$55,282	$—
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$54,600	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$804,265,772
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$399,048,656

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$101,429,544
Aggregate gross unrealized depreciation	(434,408,082)

Net unrealized depreciation	$(332,978,538)

Federal income tax cost of investments	$1,612,166,029

At December 31, 2008, the Portfolio had loaned securities with a total value of $82,915,094. This was secured by collateral of $83,716,435 which was received as cash and subsequently invested in short-term investments currently valued at $81,673,039 as reported in the portfolio of investments.

For the year ended December 31, 2008, the Portfolio incurred approximately $1,028,134 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (18.0%)
Asset-Backed Securities (10.8%)
ACE Securities Corp.,
Series 2006-NC3 A2A
0.521%, 12/25/36(b)(l)	$298,723	$273,105
Bank of America Credit Card Trust,
Series 2008-A9 A9
4.070%, 7/16/12	475,000	458,093
Bear Stearns Asset Backed Securities Trust,
Series 2006-HE10 21A1
0.541%, 12/25/36(b)(l)	234,876	205,914
Carrington Mortgage Loan Trust,
Series 2006-NC5 A1
0.521%, 1/25/37(b)(l)	249,261	230,919
Chase Issuance Trust,
Series 2007-A17 A
5.120%, 10/15/14	500,000	463,845
Series 2008-A9 A9
4.260%, 5/15/13	480,000	448,883
Citibank Omni Master Trust,
Series 2007-A9A A9
1.608%, 12/23/13(l)§	560,000	531,861
Countrywide Asset-Backed Certificates,
Series 2006-22 2A1
0.521%, 5/25/47(b)(l)	230,800	213,473
Daimler Chrysler Auto Trust,
Series 2006-B A3
5.330%, 8/8/10	240,919	239,217
Ford Credit Auto Owner Trust,
Series 2007-A A2A
5.420%, 4/15/10	149,559	149,284
Series 2008-A A3A
3.960%, 4/15/12	520,000	485,418
Honda Auto Receivables Owner Trust,
Series 2006-2 A3
5.300%, 7/21/10	138,327	138,116
Series 2007-2 A2
5.410%, 11/23/09	8,977	8,977
Indymac Residential Asset Backed Trust,
Series 2006-E 2A1
0.531%, 4/25/37(b)(l)	196,896	184,270
Morgan Stanley Capital, Inc.,
Series 2006-HE8 A2A
0.521%, 10/25/36(b)(l)	138,589	131,325
Residential Asset Mortgage Products, Inc.,
Series 2006-EFC2 A1
0.531%, 12/25/36(b)(l)	71,619	69,625
SLM Student Loan Trust,
Series 2008-5 A1
4.335%, 10/25/13(l)	659,514	650,034
Series 2008-5 A2
4.635%, 10/25/16(l)	260,000	243,303
Series 2008-5 A4
5.235%, 7/25/23(l)	260,000	209,338
Structured Asset Securities Corp.,
Series 2006-BC6 A2
0.551%, 1/25/37(b)(l)	262,995	234,404
Series 2007-WF2 A2
1.171%, 8/25/37(l)	350,748	308,957

	Principal Amount	Value (Note 1)
USAA Auto Owner Trust,
Series 2008-1 A3
4.160%, 4/16/12	$690,000	$662,184

		6,540,545

Non-Agency CMO (7.2%)
American Home Mortgage Assets,
Series 2006-6 A1A
0.661%, 12/25/46(l)	151,261	62,625
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2006-1 A1
4.625%, 2/25/36(l)	443,482	281,374
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1 1A1
4.900%, 10/25/35(l)	422,491	266,708
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD5 A4
5.886%, 11/15/44(l)	150,000	113,114
Countrywide Alternative Loan Trust,
Series 2006-OA19 A1
0.688%, 2/20/47(l)	101,855	41,782
Series 2006-OA21 A1
0.698%, 3/20/47(l)	148,741	60,949
Series 2006-OC10 2A1
0.561%, 11/25/36(l)	192,842	168,028
Series 2006-OC9 A1
0.546%, 12/25/36(l)	264,068	240,062
Credit Suisse Mortgage Capital Certificates,
Series 2006-8 3A1
6.000%, 10/25/21	284,783	167,310
Deutsche Alt-A Securities, Inc.,
Series 2006-OA1 A1
0.671%, 2/25/47(l)	164,606	66,809
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7 A4
5.914%, 7/10/38(l)	275,000	214,626
GS Mortgage Securities Corp. II,
Series 2006-GG6 A4
5.553%, 4/10/38(l)	330,000	267,274
GSR Mortgage Loan Trust,
Series 2006-OA1 2A1
0.661%, 8/25/46(l)	200,152	97,266
Harborview Mortgage Loan Trust,
Series 2006-11 A1A
0.751%, 12/19/36(l)	485,410	192,656
Series 2006-9 2A1A
0.791%, 11/19/36(l)	137,946	59,329
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2004-CB8 A1A
4.158%, 1/12/39§	472,241	388,202
JP Morgan Mortgage Trust,
Series 2006-S2 2A2
5.875%, 7/25/36	70,628	52,088
Series 2007-S1 1A2
5.500%, 3/25/22	74,298	50,500
LB-UBS Commercial Mortgage Trust,
Series 2005-C2 A2
4.821%, 4/15/30	491,839	467,012
Series 2006-C1 A4
5.156%, 2/15/31	435,000	345,348
Series 2007-C7 A3
5.866%, 9/15/45(l)	212,500	150,364

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Morgan Stanley Capital I, Inc.,
Series 2007-T27 A4
5.650%, 6/13/42(l)	$140,000	$106,871
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22 A4
5.265%, 12/15/44(l)	225,000	180,245
Series 2006-C26 A3
6.011%, 6/15/45(l)	430,000	351,060

		4,391,602

Total Asset-Backed and Mortgage-Backed Securities		10,932,147

Corporate Bonds (6.5%)
Energy (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	$350,000	309,158

Total Energy		309,158

Financials (5.8%)
Capital Markets (0.9%)
Bear Stearns Cos., Inc.
5.500%, 8/15/11	150,000	148,267
6.950%, 8/10/12	280,000	290,800
Goldman Sachs Group, Inc.
5.250%, 10/15/13	110,000	101,052
Lehman Brothers Holdings, Inc.
6.000%, 7/19/12(h)	235,000	22,325

		562,444

Commercial Banks (0.7%)
Royal Bank of Scotland Group plc
6.990%, 10/29/49(l)§	225,000	105,196
UBS AG/Connecticut
5.875%, 12/20/17	365,000	335,305

		440,501

Diversified Financial Services (4.2%)
Bank of America Corp.
6.000%, 9/1/17	300,000	304,687
Citigroup, Inc.
5.300%, 10/17/12	400,000	385,490
General Electric Capital Corp.
4.800%, 5/1/13	1,050,000	1,033,087
JP Morgan Chase Capital XXV
6.800%, 10/1/37	200,000	184,277
Private Export Funding Corp.
3.550%, 4/15/13	625,000	651,166

		2,558,707

Total Financials		3,561,652

Utilities (0.2%)
Electric Utilities (0.2%)
Duke Energy Carolinas LLC
5.250%, 1/15/18	100,000	102,161

Total Utilities		102,161

Total Corporate Bonds		3,972,971

Government Securities (82.3%)
Agency ABS (4.6%)
Federal National Mortgage Association Grantor Trust
0.751%, 3/25/33(b)(l)	$197,413	155,358

	Principal Amount	Value (Note 1)
Small Business Administration
Series 2003-P10B 1
5.136%, 8/10/13	$1,607,628	$1,641,899
Series 2004-P10B 1
4.754%, 8/10/14	982,439	986,412

		2,783,669

Agency CMO (4.5%)
Federal Home Loan Mortgage Corp.
6.000%, 5/15/18	358,737	362,589
5.500%, 11/15/26	315,709	323,123
5.000%, 4/15/27	352,094	357,047
6.305%, 1/15/33 IO(l)	100,000	17,328
6.005%, 8/15/35 IO(l)	86,059	10,944
6.000%, 4/15/36	392,075	405,309
5.905%, 8/15/36 IO(l)	354,270	43,720
Federal National Mortgage Association
5.000%, 9/25/24	366,454	369,255
5.500%, 11/25/30	281,987	287,532
6.000%, 10/25/33	429,093	437,757
5.000%, 6/1/35 IO STRIPS	856,051	122,351

		2,736,955

U.S. Government Agencies (40.9%)
Federal Home Loan Bank
5.530%, 11/3/14	540,000	560,707
5.625%, 6/13/16	295,000	309,761
5.625%, 6/11/21	660,000	760,488
Federal Home Loan Mortgage Corp.
5.500%, 2/1/32	1,437,765	1,478,488
6.000%, 1/15/39 TBA	100,000	103,000
Federal National Mortgage Association
2.875%, 10/12/10	650,000	670,448
5.010%, 1/1/12	1,825,000	1,870,691
4.625%, 5/1/13	425,000	440,304
5.375%, 6/12/17	410,000	479,010
5.500%, 12/1/32	78,604	80,855
4.485%, 5/1/33(l)	1,328,219	1,306,546
4.465%, 5/1/34(l)	1,103,890	1,110,599
4.589%, 6/1/34(l)	573,671	576,655
4.731%, 10/1/34(l)	860,816	862,434
4.168%, 12/1/34(l)	326,398	325,018
5.500%, 2/1/35	512,805	526,929
6.000%, 1/25/24 TBA	3,400,000	3,525,375
5.000%, 1/25/39 TBA	500,000	510,469
5.500%, 1/25/39 TBA	600,000	615,000
6.000%, 1/25/39 TBA	2,600,000	2,676,375
Government National Mortgage Association
7.500%, 10/15/24	1,905	2,019
7.000%, 9/20/28	47,140	49,674
6.000%, 12/15/31	1,238,868	1,283,959
Overseas Private Investment Corp.
7.050%, 11/15/13	1,071,429	1,198,915
Small Business Administration
5.886%, 9/1/11	249,513	255,770
Tennessee Valley Authority
6.000%, 3/15/13	1,000,000	1,133,433
4.750%, 8/1/13	2,000,000	2,164,634

		24,877,556

U.S. Treasuries (32.3%)
U.S. Treasury Bonds
8.750%, 5/15/17	2,040,000	3,001,986
8.000%, 11/15/21	200,000	303,250
1.750%, 1/15/28 TIPS	320,000	305,637
4.500%, 5/15/38	270,000	368,508

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
U.S. Treasury Notes
1.500%, 10/31/10	$3,115,000	$3,161,482
1.250%, 11/30/10	3,480,000	3,517,375
0.875%, 12/31/10	200,000	200,438
1.750%, 11/15/11	590,000	603,458
1.500%, 12/31/13	5,695,000	5,682,095
4.000%, 8/15/18	325,000	375,299
3.750%, 11/15/18	1,840,000	2,082,935

		19,602,463

Total Government Securities		50,000,643

Total Long-Term Debt Securities (106.8%) (Cost $66,073,642)		64,905,761

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (5.3%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $3,233,118)	$3,233,118	$3,233,118

Total Investments Before Securities Sold Short (112.1%) (Cost/Amortized Cost $69,306,760)		68,138,879

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
U.S. Government Agencies (-3.2%)
Federal Home Loan Mortgage Corp.
5.500%, 1/15/39 TBA	$(1,400,000)	$(1,432,813)
Government National Mortgage Association
6.000%, 2/15/39 TBA	(500,000)	(514,063)

Total Securities Sold Short (-3.2%) (Proceeds Received $1,937,157)		(1,946,876)

Total Investments after Securities Sold Short (108.9%) (Cost/Amortized Cost $67,369,603)		66,192,003
Other Assets Less Liabilities (-8.9%)		(5,408,603)

Net Assets (100%)		$60,783,400

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $1,025,259 or 1.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.

Glossary:

ABS	—	Asset-Backed Security
CMO	—	Collateralized Mortgage Obligation
IO	—	Interest Only
STRIPS	—	Separate Trading of Registered Interest and Principal Securities
TBA	—	Security is subject to delayed delivery.
TIPS	—	Treasury Inflation Protected Security

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$ —	$ 68,138,879	$ —	$ 68,138,879
Other Investments*	—	—	—	—

Total	$ —	$ 68,138,879	$ —	$ 68,138,879

Liabilities
Investments in Securities	$ —	$ 1,946,876	$ —	$ 1,946,876
Other Investments*	—	—	—	—

Total	$ —	$ 1,946,876	$ —	$ 1,946,876

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$788,884	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	(788,884)	—
Balance as of 12/31/08	$—	$—
The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$53,654,522
Long-term U.S. Treasury securities	568,608,901

$622,263,423

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$65,983,196
Long-term U.S. Treasury securities	581,233,898

$647,217,094

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,519,416
Aggregate gross unrealized depreciation	(2,688,319)

Net unrealized depreciation	$(1,168,903)

Federal income tax cost of investments	$69,307,782

The Portfolio utilized net capital loss carryforward of $955,428 during 2008.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (4.8%)
AGL Energy Ltd.	68,629	$732,455
Alumina Ltd.	229,978	225,138
Amcor Ltd.	127,619	518,689
AMP Ltd.	288,805	1,097,914
Aristocrat Leisure Ltd.	52,995	146,429
Asciano Group	83,661	89,082
ASX Ltd.	26,590	620,901
Australia & New Zealand Banking Group Ltd.	312,606	3,355,369
Bendigo and Adelaide Bank Ltd.	41,523	321,479
BHP Billiton Ltd.	1,500,688	31,606,480
BHP Billiton Ltd. (ADR)	28,000	1,201,200
Billabong International Ltd.	24,554	137,313
BlueScope Steel Ltd.	120,091	294,946
Boral Ltd.	93,001	301,248
Brambles Ltd.	213,230	1,107,973
Caltex Australia Ltd.	20,473	103,274
CFS Retail Property Trust (REIT)	263,049	345,040
Coca-Cola Amatil Ltd.	84,146	543,852
Cochlear Ltd.	8,592	338,255
Commonwealth Bank of Australia	213,724	4,333,257
Computershare Ltd.	72,828	398,244
Crown Ltd.	69,417	290,589
CSL Ltd.	91,620	2,163,471
CSR Ltd.	174,899	215,901
Dexus Property Group (REIT)	456,448	265,251
Fairfax Media Ltd.	217,192	249,190
Fortescue Metals Group Ltd.*	201,714	275,642
Foster’s Group Ltd.	295,687	1,137,557
Goodman Fielder Ltd.	211,829	197,148
Goodman Group (REIT)	404,398	214,435
GPT Group (REIT)	963,970	623,400
Harvey Norman Holdings Ltd.	79,395	147,485
Incitec Pivot Ltd.	256,504	453,737
Insurance Australia Group Ltd.	290,431	792,349
Leighton Holdings Ltd.	22,881	445,030
Lend Lease Corp., Ltd.	55,069	278,464
Lion Nathan Ltd.	46,617	268,235
Macquarie Airports	111,691	188,111
Macquarie Group Ltd.	42,537	864,583
Macquarie Infrastructure Group	367,850	441,198
Macquarie Office Trust (REIT)	361,360	61,175
Metcash Ltd.	118,177	362,214
Mirvac Group (REIT)	246,918	222,538
National Australia Bank Ltd.	286,021	4,193,155
Newcrest Mining Ltd.	69,931	1,658,560
Nufarm Ltd.	21,355	157,388
OneSteel Ltd.	132,511	229,373
Orica Ltd.	55,080	540,786
Origin Energy Ltd.	134,892	1,521,504
OZ Minerals Ltd.†	461,569	176,993
Perpetual Ltd.	5,565	145,108
Qantas Airways Ltd.	142,770	263,261
QBE Insurance Group Ltd.	152,528	2,772,592
Rio Tinto Ltd.	43,800	1,173,182
Santos Ltd.	91,987	961,367
Sims Metal Management Ltd.	23,994	291,816
Sonic Healthcare Ltd.	55,301	562,948
Stockland (REIT)	227,624	658,620
Suncorp-Metway Ltd.	148,100	874,316
TABCORP Holdings Ltd.	80,813	395,582

	Number of Shares	Value (Note 1)
Tatts Group Ltd.	179,646	$350,948
Telstra Corp., Ltd.	667,881	1,788,322
Toll Holdings Ltd.	98,452	425,669
Transurban Group	179,498	689,269
Wesfarmers Ltd.	99,526	1,256,789
Wesfarmers Ltd. (PPS)	22,537	284,742
Westfield Group (REIT)	268,565	2,474,483
Westpac Banking Corp.	433,054	5,157,078
Woodside Petroleum Ltd.	73,915	1,907,544
Woolworths Ltd.	186,205	3,474,197
WorleyParsons Ltd.	24,129	240,378

		92,602,211

Austria (0.2%)
Erste Group Bank AG	29,485	691,201
OMV AG	25,515	680,198
Raiffeisen International Bank Holding AG	8,318	232,791
Strabag SE	8,264	190,404
Telekom Austria AG	53,327	770,792
Verbund - Oesterreichische Elektrizitaetswirtschafts AG, Class A	11,723	537,938
Vienna Insurance Group	6,155	212,341
Voestalpine AG	17,704	379,596
Wienerberger AG	13,326	222,545

		3,917,806

Belgium (0.5%)
Anheuser-Busch InBev N.V.	73,919	1,713,763
Belgacom S.A.	26,044	993,420
Colruyt S.A.	2,535	542,896
Compagnie Nationale A Portefeuille	6,074	295,354
Delhaize Group	15,464	954,186
Dexia S.A.	80,795	363,663
Fortis	322,123	427,534
Groupe Bruxelles Lambert S.A.	12,443	990,190
KBC Ancora SCA	5,244	90,342
KBC Groep N.V.	24,696	745,937
Mobistar S.A.	4,679	337,006
Solvay S.A., Class A	9,165	681,397
UCB S.A.	15,699	511,373
Umicore	19,169	378,235

		9,025,296

Bermuda (1.5%)
Frontline Ltd.	7,983	232,810
Ingersoll-Rand Co., Ltd., Class A	154,700	2,684,045
Nabors Industries Ltd.*	1,029,700	12,325,509
PartnerReinsurance Ltd.	181,100	12,906,997
Seadrill Ltd.	42,914	349,783

		28,499,144

Brazil (1.0%)
Cia Vale do Rio Doce (ADR)^	1,152,900	13,961,619
Petroleo Brasileiro S.A. (ADR)	228,000	5,583,720

		19,545,339

Canada (6.7%)
Agrium, Inc.	384,675	13,128,958
Brookfield Asset Management, Inc., Class A^	176,100	2,689,047
Canadian National Railway Co.	515,200	18,938,752
Canadian Natural Resources Ltd.	301,100	12,006,107
Canadian Pacific Railway Ltd. (New York Exchange)	234,900	7,897,338

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Canadian Pacific Railway Ltd. (Toronto Exchange)	184,400	$6,121,273
EnCana Corp.	234,500	10,876,755
Ensign Energy Services, Inc.	27,300	292,350
Finning International, Inc.	387,400	4,471,810
Manulife Financial Corp.	199,100	3,378,034
Potash Corp. of Saskatchewan, Inc.	442,000	32,154,591
Precision Drilling Trust^	23,800	199,682
Suncor Energy, Inc.	571,100	11,077,187
Talisman Energy, Inc.	211,100	2,082,785
Teck Cominco Ltd., Class B	505,600	2,469,569

		127,784,238

China (0.0%)
Foxconn International Holdings Ltd.*	360,000	120,608

Denmark (0.5%)
A. P. Moller - Maersk A/S, Class A	84	455,913
A. P. Moller - Maersk A/S, Class B	170	910,857
Carlsberg A/S, Class B	10,981	360,517
Coloplast A/S, Class B	3,884	267,704
Danisco A/S	7,535	307,107
Danske Bank A/S	70,044	708,232
DSV A/S	30,151	328,333
FLSmidth & Co. A/S	8,136	283,121
Jyske Bank A/S (Registered)*	7,971	187,753
Novo Nordisk A/S, Class B	68,558	3,488,874
Novozymes A/S, Class B	7,039	560,788
Topdanmark A/S*	2,450	318,078
TrygVesta A/S	4,182	259,469
Vestas Wind Systems A/S*	28,479	1,692,618
William Demant Holding A/S*	3,696	153,544

		10,282,908

Finland (0.9%)
Elisa Oyj	22,225	384,701
Fortum Oyj	68,129	1,463,370
Kesko Oyj, Class B	10,506	263,281
Kone Oyj, Class B	23,408	513,243
Metso Oyj	20,238	244,693
Neste Oil Oyj	19,462	290,635
Nokia Oyj	587,557	9,108,860
Nokian Renkaat Oyj	16,440	184,321
Orion Oyj, Class B	14,207	240,510
Outokumpu Oyj	18,901	222,090
Pohjola Bank plc	17,564	243,242
Rautaruukki Oyj	13,361	230,266
Sampo Oyj, Class A	65,841	1,229,794
Sanoma-WSOY Oyj	12,894	167,274
Stora Enso Oyj, Class R	89,892	701,719
UPM-Kymmene Oyj	80,010	1,014,484
Wartsila Oyj	13,010	387,141

		16,889,624

France (6.5%)
Accor S.A.	30,103	1,481,364
Aeroports de Paris S.A.	4,708	318,613
Air France-KLM	21,381	274,860
Air Liquide S.A.	38,379	3,511,476
Alcatel-Lucent*	357,422	771,753
Alstom S.A.	32,605	1,925,418
Atos Origin S.A.	11,064	277,691
BNP Paribas S.A.	127,166	5,369,765
Bouygues S.A.	37,479	1,586,396
Bureau Veritas S.A.	6,359	255,361
Cap Gemini S.A.	21,402	824,906

	Number of Shares	Value (Note 1)
Carrefour S.A.	98,312	$3,775,485
Casino Guichard Perrachon S.A.	6,672	507,355
Christian Dior S.A.	8,175	461,115
Cie de Saint-Gobain S.A.	43,572	2,055,078
Cie Generale de Geophysique- Veritas*	20,557	306,960
Cie Generale d’Optique Essilor International S.A.	30,852	1,447,579
CNP Assurances S.A.	5,679	410,921
Compagnie Generale des Etablissements Michelin, Class B	22,175	1,162,729
Credit Agricole S.A.	136,745	1,555,129
Dassault Systemes S.A.	9,858	445,463
Eiffage S.A.	5,856	306,319
Electricite de France	30,733	1,786,231
Eramet S.A.	848	164,216
Eurazeo S.A.	3,927	184,342
Eutelsat Communications S.A.	13,388	316,158
France Telecom S.A.	282,921	7,913,637
GDF Suez S.A.	169,806	8,409,988
Gecina S.A. (REIT)	2,343	162,722
Groupe Danone S.A.	67,678	4,084,706
Hermes International	10,593	1,479,730
ICADE (REIT)	3,114	259,193
Iliad S.A.	2,489	215,582
Imerys S.A.	4,538	206,381
J.C. Decaux S.A.	10,783	185,657
Klepierre (REIT)	12,669	310,516
Lafarge S.A.	19,423	1,180,928
Lagardere SCA	18,693	758,741
Legrand S.A.	14,453	277,714
L'Oreal S.A.	37,386	3,248,708
LVMH Moet Hennessy Louis Vuitton S.A.	37,553	2,523,042
M6-Metropole Television	10,356	200,381
Natixis S.A.	155,025	272,483
Neopost S.A.	4,872	440,982
PagesJaunes Groupe S.A.	20,087	197,445
Pernod-Ricard S.A.	25,245	1,872,052
Peugeot S.A.	23,265	396,687
PPR S.A.	11,956	781,036
Publicis Groupe S.A.	19,350	498,094
Renault S.A.	28,686	748,252
Safran S.A.	28,879	389,356
Sanofi-Aventis S.A.	162,608	10,327,873
Schneider Electric S.A.	33,841	2,527,801
SCOR SE	26,461	608,347
Societe BIC S.A.	4,293	246,659
Societe Des Autoroutes Paris-Rhin- Rhone	3,463	240,592
Societe Generale S.A.	72,394	3,666,579
Societe Television Francaise 1 S.A.	18,647	272,641
Sodexo S.A.	14,757	816,653
Suez Environnement S.A.*	41,259	695,703
Technip S.A.	15,577	477,218
Thales S.A.	13,581	566,753
Total S.A.	329,813	17,980,647
Unibail-Rodamco (REIT)	12,545	1,868,467
Valeo S.A.	11,888	176,750
Vallourec S.A.	41,879	4,763,130
Veolia Environnement	57,960	1,819,063
Vinci S.A.	64,276	2,706,853
Vivendi S.A.	181,275	5,901,893

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Wendel S.A.	4,282	$212,735
Zodiac S.A.	6,523	237,404

		124,610,457

Germany (6.1%)
Adidas AG	31,385	1,207,074
Allianz SE (Registered)	81,679	8,760,737
BASF SE	230,276	9,099,254
Bayer AG	118,169	6,941,813
Bayerische Motoren Werke (BMW) AG (Preference)	8,342	163,875
Bayerische Motoren Werke (BMW) AG	50,852	1,563,132
Beiersdorf AG	13,633	811,038
Celesio AG	13,122	358,375
Commerzbank AG	105,903	1,009,503
Continental AG*	8,180	839,423
Continental AG (Acquired Shares)*	8,180	828,576
Daimler AG	134,529	5,111,602
Deutsche Bank AG (Registered)	82,994	3,309,669
Deutsche Boerse AG	29,884	2,176,521
Deutsche Lufthansa AG (Registered)	34,982	553,849
Deutsche Post AG (Registered)	129,760	2,195,281
Deutsche Postbank AG	12,817	283,446
Deutsche Telekom AG (Registered)	438,263	6,658,781
E.ON AG	293,883	11,883,800
Fraport AG	5,799	253,252
Fresenius Medical Care AG & Co. KGaA	29,257	1,371,953
Fresenius SE	4,499	227,970
Fresenius SE (Preference)	12,487	731,709
GEA Group AG	23,260	398,832
Hamburger Hafen und Logistik AG	4,010	133,559
Hannover Rueckversicherung AG (Registered)	9,259	294,564
HeidelbergCement AG	3,822	170,233
Henkel AG & Co. KGaA	19,817	525,444
Henkel AG & Co. KGaA (Preference)	27,525	882,487
Hochtief AG	6,568	333,207
Hypo Real Estate Holding AG	26,843	118,090
Infineon Technologies AG*	115,795	159,383
K+S AG	22,889	1,314,059
Linde AG	20,573	1,740,960
MAN AG	16,368	902,737
Merck KGaA	9,974	906,812
Metro AG	17,286	700,657
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	31,985	5,026,350
Porsche Automobil Holding SE (Preference)	13,488	1,050,783
Puma AG Rudolf Dassler Sport	1,027	204,051
Q-Cells AG*	9,569	347,267
RWE AG	114,341	10,278,878
RWE AG (Non-Voting Preference)	5,999	453,548
Salzgitter AG	6,318	499,016
SAP AG	135,226	4,846,385
Siemens AG (Registered)	134,267	10,056,666
Solarworld AG	13,049	283,963
ThyssenKrupp AG	55,498	1,500,802
TUI AG	32,886	375,027
United Internet AG	19,689	176,218
Volkswagen AG	18,059	6,326,210
Volkswagen AG (Preference)	16,290	869,284

	Number of Shares	Value (Note 1)
Wacker Chemie AG	2,386	$253,743

		117,469,848

Greece (0.3%)
Alpha Bank AE	58,820	552,459
Coca Cola Hellenic Bottling Co. S.A.	25,276	368,716
EFG Eurobank Ergasias S.A.	48,221	382,636
Hellenic Petroleum S.A.	19,869	149,275
Hellenic Telecommunications Organization S.A.	40,904	680,457
Marfin Investment Group S.A.*	91,852	372,973
National Bank of Greece S.A.	76,239	1,411,964
OPAP S.A.	34,441	990,812
Piraeus Bank S.A.	48,639	437,998
Public Power Corp. S.A.	16,580	266,221
Titan Cement Co. S.A.	9,324	180,356

		5,793,867

Hong Kong (1.3%)
ASM Pacific Technology Ltd.	29,500	97,200
Bank of East Asia Ltd.	217,400	458,578
BOC Hong Kong Holdings Ltd.	574,000	655,212
Cathay Pacific Airways Ltd.	187,000	210,876
Cheung Kong Holdings Ltd.	213,000	2,030,733
Cheung Kong Infrastructure Holdings Ltd.	71,000	267,891
Chinese Estates Holdings Ltd.	155,000	176,986
CLP Holdings Ltd.	313,500	2,131,534
Esprit Holdings Ltd.	163,100	929,675
Genting International plc*	480,000	150,633
Hang Lung Group Ltd.	133,000	405,952
Hang Lung Properties Ltd.	314,000	688,789
Hang Seng Bank Ltd.	117,500	1,551,889
Henderson Land Development Co., Ltd.	162,778	608,082
Hong Kong & China Gas Co., Ltd.	616,300	934,332
Hong Kong Aircraft Engineerg Co., Ltd.	10,000	82,587
Hong Kong Exchanges and Clearing Ltd.	157,000	1,505,209
HongKong Electric Holdings Ltd.	213,500	1,201,008
Hopewell Holdings Ltd.	96,000	317,539
Hutchison Telecommunications International Ltd.	259,000	69,868
Hutchison Whampoa Ltd.	327,000	1,649,486
Hysan Development Co. Ltd.	92,000	149,405
Kerry Properties Ltd.	94,500	254,356
Kingboard Chemical Holdings Ltd.	82,000	148,384
Li & Fung Ltd.	348,000	600,410
Lifestyle International Holdings Ltd.	121,000	123,365
Link REIT (REIT)	331,500	551,049
Mongolia Energy Co., Ltd.*	540,000	168,382
MTR Corp.	214,500	500,149
New World Development Ltd.	367,000	374,943
Noble Group Ltd.	246,400	176,481
NWS Holdings Ltd.	132,000	197,529
Orient Overseas International Ltd.	39,000	87,447
Pacific Basin Shipping Ltd.	274,000	125,953
PCCW Ltd.	591,000	283,545
Shangri-La Asia Ltd.	197,333	228,077
Sino Land Co.	268,000	280,100
Sun Hung Kai Properties Ltd.	216,000	1,816,211
Swire Pacific Ltd., Class A	127,500	884,061
Television Broadcasts Ltd.	43,000	140,882
Wharf Holdings Ltd.	210,750	582,323

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Wheelock & Co., Ltd.	143,000	$316,782
Wing Hang Bank Ltd.	28,500	165,108
Yue Yuen Industrial Holdings Ltd.	105,000	208,070

		24,487,071

Ireland (0.2%)
Allied Irish Banks plc	137,861	335,265
Anglo Irish Bank Corp. plc	120,266	28,883
Bank of Ireland	160,822	189,496
CRH plc	82,314	2,077,461
Elan Corp. plc*	73,655	433,936
Experian plc	158,219	990,835
Kerry Group plc, Class A	21,356	389,455
Ryanair Holdings plc (ADR)*^	11,000	319,880

		4,765,211

Italy (2.5%)
A2A S.p.A.	192,396	344,829
Alleanza Assicurazioni S.p.A.	66,078	538,456
Assicurazioni Generali S.p.A.	163,889	4,492,784
Atlantia S.p.A.	39,863	733,041
Autogrill S.p.A.	15,204	115,137
Banca Carige S.p.A.	111,111	266,985
Banca Monte dei Paschi di Siena S.p.A.	374,161	806,524
Banca Popolare di Milano S.c.a.r.l.	60,883	360,593
Banco Popolare S.c.a.r.l.	98,680	691,285
Bulgari S.p.A.	24,364	152,116
Enel S.p.A.	671,002	4,291,129
ENI S.p.A.	402,493	9,537,432
Fiat S.p.A.	109,748	715,560
Finmeccanica S.p.A.	62,619	959,238
Fondiaria-Sai S.p.A.	10,606	191,939
IFIL - Investments S.p.A.	50,647	129,659
Intesa Sanpaolo S.p.A.	1,178,092	4,243,410
Intesa Sanpaolo S.p.A. (RNC)	136,451	349,435
Italcementi S.p.A.	10,632	134,608
Italcementi S.p.A. (RNC)	17,676	122,028
Lottomatica S.p.A.	9,363	231,175
Luxottica Group S.p.A.	21,321	381,142
Mediaset S.p.A.	119,047	679,851
Mediobanca S.p.A.	75,914	770,970
Mediolanum S.p.A.	35,654	151,859
Parmalat S.p.A.	255,402	418,583
Pirelli & C S.p.A.	410,674	152,282
Prysmian S.p.A.	17,186	269,925
Saipem S.p.A.	284,884	4,783,592
Saras S.p.A.	50,988	172,708
Snam Rete Gas S.p.A.	118,695	655,601
Telecom Italia S.p.A.	1,538,072	2,501,756
Telecom Italia S.p.A. (RNC)	930,069	1,037,832
Terna Rete Elettrica Nazionale S.p.A.	182,403	597,240
UniCredit S.p.A.	1,760,673	4,383,280
Unione di Banche Italiane S.c.p.A.	93,245	1,349,524
Unipol Gruppo Finanziario S.p.A.	106,258	162,961
Unipol Gruppo Finanziario S.p.A. (Preference)	146,921	159,964

		48,036,433

Japan (16.1%)
77 Bank Ltd.	55,000	298,595
ABC-Mart Inc.	3,800	139,180
Acom Co., Ltd.	7,450	312,575
Advantest Corp.	23,200	375,596
Aeon Co., Ltd.	98,700	988,603
Aeon Credit Service Co., Ltd.	12,800	135,425

	Number of Shares	Value (Note 1)
Aeon Mall Co., Ltd.	10,000	$193,058
Aioi Insurance Co., Ltd.	72,000	375,380
Aisin Seiki Co., Ltd.	29,300	415,819
Ajinomoto Co., Inc.	102,000	1,111,147
Alfresa Holdings Corp.	4,700	224,483
All Nippon Airways Co., Ltd.	99,000	391,198
Alps Electric Co., Ltd.	25,700	125,754
Amada Co., Ltd.	57,000	275,918
Aozora Bank Ltd.	113,000	106,713
Asahi Breweries Ltd.	59,600	1,025,684
Asahi Glass Co., Ltd.	156,000	886,026
Asahi Kasei Corp.	184,000	808,694
Asics Corp.	26,000	209,651
Astellas Pharma, Inc.	73,300	2,982,680
Bank of Kyoto Ltd.	48,000	538,019
Bank of Yokohama Ltd.	190,000	1,123,874
Benesse Corp.	11,400	498,243
Bridgestone Corp.	93,600	1,405,761
Brother Industries Ltd.	37,500	223,707
Canon Marketing Japan, Inc.	10,200	164,933
Canon, Inc.	165,300	5,189,022
Casio Computer Co., Ltd.	36,500	229,325
Central Japan Railway Co.	240	2,074,289
Chiba Bank Ltd.	118,000	737,275
Chubu Electric Power Co., Inc.	101,400	3,081,812
Chugai Pharmaceutical Co., Ltd.	34,100	660,072
Chugoku Bank Ltd.	26,000	400,388
Chugoku Electric Power Co., Inc.	42,800	1,127,516
Chuo Mitsui Trust Holdings, Inc.	150,000	733,069
Citizen Holdings Co., Ltd.	51,400	186,675
Coca-Cola West Holdings Co., Ltd.	8,900	192,432
Cosmo Oil Co., Ltd.	88,000	271,277
Credit Saison Co., Ltd.	24,700	341,018
Dai Nippon Printing Co., Ltd.	92,000	1,014,170
Daicel Chemical Industries Ltd.	43,000	204,032
Daido Steel Co., Ltd.	46,000	139,157
Daihatsu Motor Co., Ltd.	29,000	258,887
Daiichi Sankyo Co., Ltd.	107,000	2,543,349
Daikin Industries Ltd.	40,700	1,073,381
Dainippon Sumitomo Pharma Co., Ltd.	25,000	233,010
Daito Trust Construction Co., Ltd.	12,500	654,516
Daiwa House Industry Co., Ltd.	77,000	753,426
Daiwa Securities Group, Inc.	206,000	1,227,650
DeNA Co., Ltd.	43	138,237
Denki Kagaku Kogyo KK	71,000	173,695
Denso Corp.	74,800	1,244,355
Dentsu, Inc.†	297	579,912
DIC Corp.	88,000	184,615
Dowa Holdings Co., Ltd.	42,000	154,497
East Japan Railway Co.†	520	3,952,344
Eisai Co., Ltd.	38,700	1,603,707
Electric Power Development Co., Ltd.	20,600	809,156
Elpida Memory, Inc.*	18,800	115,265
FamilyMart Co., Ltd.	9,000	390,975
Fanuc Ltd.	29,400	2,090,900
Fast Retailing Co., Ltd.	7,400	1,078,478
Fuji Electric Holdings Co., Ltd.	84,000	126,428
Fuji Heavy Industries Ltd.	93,000	252,487
Fuji Media Holdings, Inc.	80	114,478
Fujifilm Holdings Corp.	75,000	1,650,597
Fujitsu Ltd.	286,000	1,382,371
Fukuoka Financial Group, Inc.	119,000	518,338

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Furukawa Electric Co., Ltd.	98,000	$477,025
Gunma Bank Ltd.	62,000	395,203
Hachijuni Bank Ltd.	65,000	373,922
Hakuhodo DY Holdings, Inc.	3,440	187,590
Hankyu Hanshin Holdings, Inc.	186,000	1,070,294
Haseko Corp.	192,000	203,979
Hikari Tsushin, Inc.	4,600	88,415
Hino Motors Ltd.	44,000	90,587
Hirose Electric Co., Ltd.	4,900	494,709
Hiroshima Bank Ltd.	79,000	346,295
Hisamitsu Pharmaceutical Co., Inc.	10,000	408,269
Hitachi Chemical Co., Ltd.	16,800	173,730
Hitachi Construction Machinery Co., Ltd.	17,000	200,659
Hitachi High-Technologies Corp.	10,100	161,087
Hitachi Ltd.	516,000	2,001,100
Hitachi Metals Ltd.	26,000	122,618
Hokkaido Electric Power Co., Inc.	30,000	759,338
Hokuhoku Financial Group, Inc.	182,000	430,875
Hokuriku Electric Power Co.	27,300	772,737
Honda Motor Co., Ltd.	255,900	5,549,779
HOYA Corp.	63,700	1,106,586
Ibiden Co., Ltd.	20,900	430,844
Idemitsu Kosan Co., Ltd.	3,500	224,197
IHI Corp.	202,000	256,459
INPEX Corp.	125	987,569
Isetan Mitsukoshi Holdings Ltd.*	50,480	434,862
Isuzu Motors Ltd.	197,000	252,851
Ito En Ltd.	9,400	138,620
ITOCHU Corp.	232,000	1,163,975
ITOCHU Techno-Solutions Corp.	4,500	109,589
Iyo Bank Ltd.	38,000	471,632
J. Front Retailing Co., Ltd.	78,400	323,390
Jafco Co., Ltd.	5,000	127,820
Japan Airlines Corp.*	136,000	321,931
Japan Petroleum Exploration Co.	4,600	201,712
Japan Prime Realty Investment Corp. (REIT)	82	195,482
Japan Real Estate Investment Corp. (REIT)	65	584,178
Japan Retail Fund Investment Corp. (REIT)	56	242,799
Japan Steel Works Ltd.	54,000	753,529
Japan Tobacco, Inc.	689	2,281,557
JFE Holdings, Inc.	80,100	2,118,635
JGC Corp.	34,000	511,542
Joyo Bank Ltd.	109,000	620,988
JS Group Corp.	40,500	626,951
JSR Corp.	28,200	317,383
JTEKT Corp.	29,600	228,367
Jupiter Telecommunications Co., Ltd.	367	382,476
Kajima Corp.	130,000	455,050
Kamigumi Co., Ltd.	41,000	367,174
Kaneka Corp.	44,000	280,419
Kansai Electric Power Co., Inc.	117,800	3,413,513
Kansai Paint Co., Ltd.	35,000	178,875
Kao Corp.	80,000	2,422,638
Kawasaki Heavy Industries Ltd.	229,000	464,425
Kawasaki Kisen Kaisha Ltd.	93,000	433,930
KDDI Corp.	447	3,183,708
Keihin Electric Express Railway Co., Ltd.	67,000	591,706
Keio Corp.	90,000	540,431

	Number of Shares	Value (Note 1)
Keisei Electric Railway Co., Ltd.	41,000	$255,507
Keyence Corp.	5,800	1,187,586
Kikkoman Corp.	25,000	295,113
Kinden Corp.	20,000	180,342
Kintetsu Corp.	250,000	1,148,642
Kirin Holdings Co., Ltd.	121,000	1,594,987
Kobe Steel Ltd.	410,000	755,035
Komatsu Ltd.	137,900	1,746,785
Konami Corp.	15,800	406,763
Konica Minolta Holdings, Inc.	74,500	577,284
Kubota Corp.	169,000	1,214,805
Kuraray Co., Ltd.	53,000	412,598
Kurita Water Industries Ltd.	17,300	466,053
Kyocera Corp.	25,000	1,803,499
Kyowa Hakko Kirin Co., Ltd.	39,000	407,125
Kyushu Electric Power Co., Inc.	58,300	1,550,694
Lawson, Inc.	10,600	611,324
Leopalace21 Corp.	19,300	195,694
Mabuchi Motor Co., Ltd.	4,700	195,203
Makita Corp.	18,800	419,299
Marubeni Corp.	255,000	971,915
Marui Group Co., Ltd.	39,000	226,416
Maruichi Steel Tube Ltd.	5,700	158,415
Matsui Securities Co., Ltd.	18,600	155,685
Mazda Motor Corp.	144,000	243,334
Mediceo Paltac Holdings Co., Ltd.	22,300	268,743
Meiji Dairies Corp.	41,000	219,958
Minebea Co., Ltd.	56,000	192,436
Mitsubishi Chemical Holdings Corp.	198,000	873,807
Mitsubishi Corp.	207,600	2,914,381
Mitsubishi Electric Corp.	297,000	1,858,537
Mitsubishi Estate Co., Ltd.	180,000	2,968,416
Mitsubishi Gas Chemical Co., Inc.	59,000	241,124
Mitsubishi Heavy Industries Ltd.	491,000	2,190,725
Mitsubishi Logistics Corp.	17,000	213,960
Mitsubishi Materials Corp.	177,000	446,248
Mitsubishi Motors Corp.*	556,000	763,273
Mitsubishi Rayon Co., Ltd.	86,000	259,369
Mitsubishi Tanabe Pharma Corp.	34,000	514,048
Mitsubishi UFJ Financial Group, Inc.	1,703,130	10,567,791
Mitsubishi UFJ Lease & Finance Co., Ltd.	8,990	228,404
Mitsui & Co., Ltd.	265,000	2,710,766
Mitsui Chemicals, Inc.	98,000	362,247
Mitsui Engineering & Shipbuilding Co., Ltd.	114,000	191,504
Mitsui Fudosan Co., Ltd.	128,000	2,127,095
Mitsui Mining & Smelting Co., Ltd.	84,000	177,512
Mitsui O.S.K. Lines Ltd.	177,000	1,086,974
Mitsui Sumitomo Insurance Group Holdings, Inc.	58,200	1,856,199
Mitsumi Electric Co., Ltd.	13,400	236,852
Mizuho Financial Group, Inc.†	1,504	4,275,574
Mizuho Trust & Banking Co., Ltd.	230,000	291,325
Murata Manufacturing Co., Ltd.	33,000	1,293,595
Namco Bandai Holdings, Inc.	32,400	355,121
NEC Corp.	298,000	1,000,193
NEC Electronics Corp.*	6,600	62,158
NGK Insulators Ltd.	39,000	438,928
NGK Spark Plug Co., Ltd.	26,000	208,372
NHK Spring Co., Ltd.	25,000	91,717
Nidec Corp.	16,800	653,314
Nikon Corp.	53,000	634,985

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Nintendo Co., Ltd.	15,400	$5,916,601
Nippon Building Fund, Inc. (REIT)	80	878,071
Nippon Electric Glass Co., Ltd.	54,000	283,637
Nippon Express Co., Ltd.	124,000	521,762
Nippon Meat Packers, Inc.	28,000	423,148
Nippon Mining Holdings, Inc.	135,500	582,233
Nippon Oil Corp.	204,000	1,027,423
Nippon Paper Group, Inc.†	138	544,997
Nippon Sheet Glass Co., Ltd.	94,000	308,700
Nippon Steel Corp.	782,000	2,567,958
Nippon Telegraph & Telephone Corp.†	805	4,155,985
Nippon Yusen KK	171,000	1,054,589
Nipponkoa Insurance Co., Ltd.	101,000	785,164
Nishi-Nippon City Bank Ltd.	114,000	330,481
Nissan Chemical Industries Ltd.	23,000	222,709
Nissan Motor Co., Ltd.	347,400	1,258,286
Nissay Dowa General Insurance Co., Ltd.	27,000	167,664
Nisshin Seifun Group, Inc.	27,500	360,835
Nisshin Steel Co., Ltd.	110,000	226,259
Nisshinbo Industries, Inc.	21,000	159,639
Nissin Food Products Co., Ltd.	12,900	452,441
Nitori Co., Ltd.	6,100	473,418
Nitto Denko Corp.	25,200	484,150
NOK Corp.	18,500	130,631
Nomura Holdings, Inc.	271,100	2,235,571
Nomura Real Estate Holdings, Inc.	8,200	163,770
Nomura Real Estate Office Fund, Inc. (REIT)	43	281,132
Nomura Research Institute Ltd.	17,700	335,922
NSK Ltd.	67,000	251,585
NTN Corp.	65,000	196,227
NTT Data Corp.	191	766,708
NTT DoCoMo, Inc.	2,434	4,798,124
NTT Urban Development Corp.	184	198,524
Obayashi Corp.	95,000	566,437
Obic Co., Ltd.	1,040	170,168
Odakyu Electric Railway Co., Ltd.	97,000	852,171
OJI Paper Co., Ltd.	132,000	775,990
Olympus Corp.	35,000	702,828
Omron Corp.	31,700	425,480
Ono Pharmaceutical Co., Ltd.	15,000	779,940
Onward Holdings Co., Ltd.	19,000	150,618
Oracle Corp. Japan	5,900	256,021
Oriental Land Co., Ltd.	7,900	649,731
ORIX Corp.	14,190	806,262
Osaka Gas Co., Ltd.	299,000	1,381,016
OSAKA Titanium Technologies Co.	2,600	65,595
Otsuka Corp.	2,600	117,972
Panasonic Corp.	281,000	3,521,033
Panasonic Electric Works Co. Ltd.	58,000	515,713
Promise Co., Ltd.	9,600	243,328
Rakuten, Inc.*	1,015	646,209
Resona Holdings, Inc.†	790	1,168,660
Ricoh Co., Ltd.	103,000	1,311,743
Rohm Co., Ltd.	15,600	787,729
Sankyo Co., Ltd.	8,400	424,265
Santen Pharmaceutical Co., Ltd.	11,400	343,331
Sanyo Electric Co., Ltd.*	258,000	483,109
Sapporo Hokuyo Holdings, Inc.†	44	169,399
Sapporo Holdings Ltd.	39,000	245,585
SBI Holdings, Inc.	2,573	397,701

	Number of Shares	Value (Note 1)
Secom Co., Ltd.	32,200	$1,658,578
Sega Sammy Holdings, Inc.	29,100	337,669
Seiko Epson Corp.	19,800	315,393
Sekisui Chemical Co., Ltd.	68,000	424,740
Sekisui House Ltd.	67,000	586,453
Seven & I Holdings Co., Ltd.	125,000	4,282,466
Seven Bank Ltd.	65	248,641
Sharp Corp.	154,000	1,103,999
Shikoku Electric Power Co., Inc.	28,100	947,690
Shimadzu Corp.	38,000	240,482
Shimamura Co., Ltd.	3,300	255,313
Shimano, Inc.	10,600	424,704
Shimizu Corp.	92,000	536,605
Shin-Etsu Chemical Co., Ltd.	62,800	2,880,377
Shinko Electric Industries Co., Ltd.	12,000	97,917
Shinko Securities Co., Ltd.	84,000	184,076
Shinsei Bank Ltd.	237,593	375,543
Shionogi & Co., Ltd.	46,000	1,181,508
Shiseido Co., Ltd.	51,000	1,044,019
Shizuoka Bank Ltd.	93,000	1,077,279
Showa Denko KK	181,000	262,098
Showa Shell Sekiyu KK	29,000	286,136
SMC Corp.	8,900	910,560
Softbank Corp.	116,300	2,106,151
Sojitz Corp.	194,700	326,476
Sompo Japan Insurance, Inc.	129,000	944,684
Sony Corp.	153,700	3,341,287
Sony Financial Holdings, Inc.	133	510,747
Square Enix Holdings Co., Ltd.	10,000	322,829
Stanley Electric Co., Ltd.	22,800	240,669
Sumco Corp.	19,800	252,871
Sumitomo Chemical Co., Ltd.	243,000	829,337
Sumitomo Corp.	172,800	1,522,927
Sumitomo Electric Industries Ltd.	115,600	888,820
Sumitomo Heavy Industries Ltd.	87,000	346,342
Sumitomo Metal Industries Ltd.	590,000	1,454,047
Sumitomo Metal Mining Co., Ltd.	86,000	914,058
Sumitomo Mitsui Financial Group, Inc.†	1,039	4,309,586
Sumitomo Realty & Development Co., Ltd.	58,000	864,146
Sumitomo Rubber Industries, Inc.	27,200	237,064
Sumitomo Trust & Banking Co., Ltd.	219,000	1,296,122
Suruga Bank Ltd.	35,000	346,633
Suzuken Co., Ltd.	10,700	322,407
Suzuki Motor Corp.	54,600	754,856
T&D Holdings, Inc.	30,300	1,270,491
Taiheiyo Cement Corp.	133,000	256,317
Taisei Corp.	148,000	407,703
Taisho Pharmaceutical Co., Ltd.	20,000	424,907
Taiyo Nippon Sanso Corp.	43,000	331,464
Takashimaya Co., Ltd.	46,000	348,410
Takeda Pharmaceutical Co., Ltd.	126,300	6,551,489
Takefuji Corp.	16,680	136,297
TDK Corp.	19,100	701,457
Teijin Ltd.	136,000	384,448
Terumo Corp.	26,000	1,217,606
THK Co., Ltd.	18,500	194,399
Tobu Railway Co., Ltd.	126,000	750,088
Toho Co., Ltd.	17,800	381,907
Toho Gas Co., Ltd.	73,000	481,099
Tohoku Electric Power Co., Inc.	65,600	1,775,556
Tokio Marine Holdings, Inc.	104,600	3,065,013

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Tokuyama Corp.	34,000	$286,984
Tokyo Broadcasting System, Inc.	6,500	98,999
Tokyo Electric Power Co., Inc.	188,700	6,300,546
Tokyo Electron Ltd.	26,500	930,634
Tokyo Gas Co., Ltd.	358,000	1,814,156
Tokyo Steel Manufacturing Co., Ltd.	16,400	171,922
Tokyo Tatemono Co., Ltd.	44,000	201,231
Tokyu Corp.	176,000	885,799
Tokyu Land Corp.	72,000	274,217
TonenGeneral Sekiyu KK	43,000	430,433
Toppan Printing Co., Ltd.	80,000	616,089
Toray Industries, Inc.	205,000	1,043,929
Toshiba Corp.	472,000	1,943,472
Tosoh Corp.	82,000	201,102
TOTO Ltd.	40,000	250,918
Toyo Seikan Kaisha Ltd.	25,100	432,426
Toyo Suisan Kaisha Ltd.	14,000	402,400
Toyoda Gosei Co., Ltd.	9,800	115,171
Toyota Boshoku Corp.	11,300	92,087
Toyota Industries Corp.	27,200	582,770
Toyota Motor Corp.	426,400	13,957,278
Toyota Tsusho Corp.	33,400	356,920
Trend Micro, Inc.*	16,000	558,663
Tsumura & Co.	9,200	341,269
Ube Industries Ltd.	159,000	446,287
Unicharm Corp.	6,500	491,313
UNY Co., Ltd.	28,000	308,375
Ushio, Inc.	18,100	238,623
USS Co., Ltd.	3,900	206,349
West Japan Railway Co.	261	1,187,520
Yahoo! Japan Corp.	2,337	956,079
Yakult Honsha Co., Ltd.	15,000	320,748
Yamada Denki Co., Ltd.	13,390	929,558
Yamaguchi Financial Group, Inc.	33,000	370,837
Yamaha Corp.	27,900	258,680
Yamaha Motor Co., Ltd.	31,000	325,285
Yamato Holdings Co., Ltd.	60,000	782,358
Yamato Kogyo Co., Ltd.	5,900	159,172
Yamazaki Baking Co., Ltd.	18,000	276,974
Yaskawa Electric Corp.	39,000	156,928
Yokogawa Electric Corp.	33,700	221,038

		308,135,930

Luxembourg (1.1%)
ArcelorMittal S.A.	133,048	3,206,885
Millicom International Cellular S.A. (SDR)	10,799	499,671
SES S.A. (FDR)	43,358	834,667
Tenaris S.A.	72,337	748,011
Tenaris S.A. (ADR)^	714,600	14,992,308

		20,281,542

Netherlands (3.8%)
Aegon N.V.	214,348	1,367,858
Akzo Nobel N.V.	36,315	1,497,535
ASML Holding N.V.	66,445	1,185,718
Corio N.V. (REIT)	6,748	309,403
European Aeronautic Defence and Space Co. N.V.	50,321	849,569
Fugro N.V. (CVA)	9,123	261,916
Heineken Holding N.V.	16,833	481,908
Heineken N.V.	37,682	1,157,726
ING Groep N.V. (CVA)	302,623	3,163,375
James Hardie Industries N.V. (CDI)	69,895	228,923
Koninklijke (Royal) KPN N.V.	279,388	4,051,367

	Number of Shares	Value (Note 1)
Koninklijke Ahold N.V.	182,706	$2,245,549
Koninklijke Boskalis Westminster N.V.	8,853	205,640
Koninklijke DSM N.V.	21,142	541,952
Koninklijke Philips Electronics N.V.	154,860	3,011,871
Randstad Holding N.V.	15,586	316,420
Reed Elsevier N.V.	96,363	1,135,358
Royal Dutch Shell plc, Class A	548,364	14,334,407
Royal Dutch Shell plc, Class B	419,901	10,567,869
SBM Offshore N.V.	22,055	289,012
SNS Reaal	19,390	106,698
TNT N.V.	58,324	1,120,183
Unilever N.V. (N.Y. Shares)	306,800	7,531,940
Unilever N.V. (CVA)	627,588	15,206,539
Wolters Kluwer N.V.	41,779	789,034

		71,957,770

New Zealand (0.1%)
Auckland International Airport Ltd.	144,524	137,286
Contact Energy Ltd.	44,867	192,979
Fletcher Building Ltd.	77,083	260,104
Sky City Entertainment Group Ltd.	72,264	132,353
Telecom Corp of New Zealand Ltd.	279,641	373,225

		1,095,947

Norway (0.4%)
Aker Solutions ASA	26,581	175,724
DnB NOR ASA	111,701	446,202
Norsk Hydro ASA	105,293	425,239
Orkla ASA	128,093	851,825
Renewable Energy Corp. ASA*	23,000	216,281
StatoilHydro ASA	196,370	3,234,267
Telenor ASA	129,913	869,361
Yara International ASA	29,558	646,045

		6,864,944

Portugal (0.2%)
Banco Comercial Portugues S.A. (Registered)*	353,029	404,637
Banco Espirito Santo S.A. (Registered)	34,777	326,899
Brisa	46,111	344,538
Cimpor Cimentos de Portugal SGPS S.A.	42,638	207,592
Energias de Portugal S.A	281,691	1,061,679
Galp Energia SGPS S.A., Class B	29,533	297,310
Jeronimo Martins SGPS S.A.	35,033	194,613
Portugal Telecom SGPS S.A. (Registered)	94,740	803,953
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	28,643	148,678

		3,789,899

Singapore (0.6%)
Ascendas Real Estate Investment Trust (REIT)	147,000	142,205
CapitaLand Ltd.	259,000	569,019
CapitaMall Trust (REIT)	172,000	191,506
City Developments Ltd.	77,000	343,577
ComfortDelgro Corp., Ltd.	287,000	290,528
Cosco Corp. Singapore Ltd.	155,000	104,306
DBS Group Holdings Ltd.	176,000	1,044,075
Fraser and Neave Ltd.	153,000	315,374
Golden Agri-Resources Ltd.	844,000	140,528
Jardine Cycle & Carriage Ltd.	21,335	141,709
Keppel Corp., Ltd.	193,000	584,957

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Neptune Orient Lines Ltd.	93,000	$73,011
Olam International Ltd.	180,800	145,684
Oversea-Chinese Banking Corp.	385,000	1,341,389
Parkway Holdings Ltd.	136,133	118,047
SembCorp Industries Ltd.	150,000	243,713
SembCorp Marine Ltd.	131,800	155,343
Singapore Airlines Ltd.	81,266	637,933
Singapore Exchange Ltd.	131,000	469,371
Singapore Press Holdings Ltd.	235,000	508,853
Singapore Technologies Engineering Ltd.	213,000	352,291
Singapore Telecommunications Ltd.	1,220,000	2,172,235
United Overseas Bank Ltd.	187,000	1,688,060
UOL Group Ltd.	84,000	130,412
Wilmar International Ltd.	123,000	240,779

		12,144,905

Spain (2.9%)
Abertis Infraestructuras S.A.	41,505	738,585
Acciona S.A.	4,383	554,382
Acerinox S.A.	22,549	361,970
ACS Actividades de Construccion y Servicios S.A.	28,258	1,299,008
Banco Bilbao Vizcaya Argentaria S.A.	551,766	6,770,471
Banco de Sabadell S.A.	141,586	964,140
Banco de Valencia S.A.	31,994	337,527
Banco Popular Espanol S.A.	121,770	1,057,271
Banco Santander S.A.	1,243,262	11,987,457
Bankinter S.A.	41,245	370,620
Cintra Concesiones de Infraestructuras de Transporte S.A.	34,198	257,297
Criteria Caixacorp S.A.	128,764	506,607
EDP Renovaveis S.A.*	33,407	233,947
Enagas	27,290	598,673
Fomento de Construcciones y Contratas S.A.	6,991	230,074
Gamesa Corp. Tecnologica S.A.	28,467	516,349
Gas Natural SDG S.A.	17,045	464,897
Gestevision Telecinco S.A.	16,558	176,413
Grifols S.A.	19,694	342,054
Grupo Ferrovial S.A.	9,620	265,001
Iberdrola Renovables S.A.*	129,461	559,721
Iberdrola S.A.	541,701	5,029,802
Iberia Lineas Aereas de Espana	69,898	195,770
Inditex S.A.	33,585	1,484,502
Indra Sistemas S.A.	15,511	352,442
Mapfre S.A.	107,759	365,315
Red Electrica de Espana	16,741	848,141
Repsol YPF S.A.	112,255	2,390,874
Sacyr Vallehermoso S.A.	13,410	120,694
Telefonica S.A.	654,644	14,674,158
Union Fenosa S.A.	56,210	1,389,254
Zardoya Otis S.A.	19,601	348,960

		55,792,376

Sweden (1.3%)
Alfa Laval AB	58,370	506,806
Assa Abloy AB, Class B	47,548	539,502
Atlas Copco AB, Class A	103,811	893,629
Atlas Copco AB, Class B	59,890	460,334
Electrolux AB, Class B	39,217	337,298
Getinge AB*	3,074	35,471
Getinge AB, Class B	27,674	331,650
Hennes & Mauritz AB, Class B	78,265	3,058,287
Holmen AB, Class B	8,110	200,515

	Number of Shares	Value (Note 1)
Husqvarna AB, Class B	41,559	$220,211
Investor AB, Class B	70,172	1,055,983
Loomis AB, Class B*	9,552	59,187
Lundin Petroleum AB*	35,143	186,952
Modern Times Group AB, Class B	8,332	180,993
Nordea Bank AB	318,529	2,242,175
Sandvik AB	155,465	987,663
Scania AB, Class B	55,181	552,300
Securitas AB, Class B	47,763	392,048
Skandinaviska Enskilda Banken AB, Class A	71,888	577,455
Skanska AB, Class B	57,434	572,479
SKF AB, Class B	60,040	597,699
Ssab Svenskt Stal AB, Class A	28,792	253,606
Ssab Svenskt Stal AB, Class B	12,673	104,108
Svenska Cellulosa AB, Class B	87,108	744,905
Svenska Handelsbanken AB, Class A	70,563	1,148,544
Swedbank AB, Class A	55,081	315,908
Swedish Match AB	39,543	566,061
Tele2 AB, Class B	46,641	414,571
Telefonaktiebolaget LM Ericsson, Class B	453,672	3,479,441
TeliaSonera AB	344,548	1,714,911
Volvo AB, Class A	67,470	379,770
Volvo AB, Class B	168,276	929,798

		24,040,260

Switzerland (7.8%)
ABB Ltd. (Registered)*	569,757	8,588,638
ABB Ltd. (ADR)	194,500	2,919,445
Actelion Ltd. (Registered)*	15,109	850,959
Adecco S.A. (Registered)	19,091	647,987
Aryzta AG*	12,171	395,129
Baloise Holding AG (Registered)	7,887	592,798
BKW FMB Energie AG	2,426	235,851
Compagnie Financiere Richemont S.A.	80,261	1,558,231
Credit Suisse Group AG (Registered)	163,654	4,485,632
EFG Internationa AG (Registered)	8,373	149,939
Geberit AG (Registered)	6,158	663,409
Givaudan S.A. (Registered)	1,012	797,210
Holcim Ltd. (Registered)	30,284	1,743,731
Julius Baer Holding AG (Registered)	32,638	1,255,509
Kuehne & Nagel International AG (Registered)	8,418	545,791
Lindt & Spruengli AG	132	245,164
Lindt & Spruengli AG (Registered)	17	362,462
Logitech International S.A. (Registered)*	26,564	414,706
Lonza Group AG (Registered)	7,441	687,883
Nestle S.A. (Registered)	855,058	33,700,038
Nestle S.A. (Registered) (ADR)	274,300	10,889,710
Nobel Biocare Holding AG (Registered)	18,542	379,817
Novartis AG (Registered)	411,824	20,634,230
Novartis AG (ADR)	250,000	12,440,000
OC Oerlikon Corp. AG (Registered)*	1,214	80,646
Pargesa Holding S.A.	4,266	285,217
Roche Holding AG	108,615	16,719,508
Schindler Holding AG	7,860	359,228
SGS S.A. (Registered)	728	762,170
Sonova Holding AG	7,281	439,256
STMicroelectronics N.V.	105,516	706,662
Straumann Holding AG (Registered)	1,209	212,953

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Sulzer AG (Registered)	4,362	$251,498
Swatch Group AG	4,920	687,253
Swatch Group AG (Registered)	8,151	222,825
Swiss Life Holding AG (Registered)*	5,257	364,666
Swiss Reinsurance (Registered)	51,377	2,495,963
Swisscom AG (Registered)	3,684	1,189,315
Syngenta AG (Registered)	14,846	2,876,125
Syngenta AG (ADR)	59,600	2,332,744
UBS AG (Registered)*	538,021	7,803,348
Xstrata plc	97,735	911,147
Zurich Financial Services AG (Registered)	24,140	5,240,201

		149,124,994

United Kingdom (14.0%)
3i Group plc	58,858	231,874
Admiral Group plc	28,333	374,232
AMEC plc	50,836	362,843
Anglo American plc	445,965	10,186,528
Antofagasta plc	62,031	383,145
Associated British Foods plc	54,204	572,008
AstraZeneca plc	224,427	9,093,474
Aviva plc	407,008	2,303,850
BAE Systems plc	1,113,913	6,071,107
Balfour Beatty plc	74,920	356,929
Barclays plc	1,246,486	2,810,106
Berkeley Group Holdings plc*	12,516	158,261
BG Group plc	517,391	7,183,333
BHP Billiton plc	342,010	6,442,399
BP plc	2,906,313	22,268,999
British Airways plc	91,315	238,121
British American Tobacco plc	631,258	16,402,198
British American Tobacco plc (ADR)^	159,000	8,417,460
British Energy Group plc	158,547	1,765,803
British Land Co. plc (REIT)	79,126	634,276
British Sky Broadcasting Group plc	175,504	1,221,099
BT Group plc, Class A	1,184,092	2,326,488
Bunzl plc	49,962	426,452
Burberry Group plc	69,710	223,575
Cable & Wireless plc	384,397	869,522
Cadbury plc	330,034	2,889,142
Cadbury plc (ADR)^	122,500	4,369,575
Cairn Energy plc*	20,036	586,291
Capita Group plc	93,089	991,863
Carnival plc	25,407	553,554
Carphone Warehouse Group plc	61,900	80,368
Centrica plc	801,416	3,079,592
Cobham plc	173,780	516,700
Compass Group plc	285,347	1,416,010
Daily Mail & General Trust, Class A	44,005	171,721
Diageo plc	985,554	13,709,573
Diageo plc (ADR)^	102,500	5,815,850
Drax Group plc	51,883	420,580
Eurasian Natural Resources Corp.	49,876	238,880
Firstgroup plc	74,856	468,289
Friends Provident plc	356,376	446,974
G4S plc	196,717	583,826
GKN plc	114,124	161,585
GlaxoSmithKline plc	808,830	15,015,438
Hammerson plc (REIT)	45,177	349,954
Hays plc	213,562	215,300
HBOS plc	831,912	844,297
Home Retail Group plc	134,930	413,866

	Number of Shares	Value (Note 1)
HSBC Holdings plc	1,863,209	$17,833,191
ICAP plc	80,686	336,488
IMI plc	49,482	194,439
Imperial Tobacco Group plc	157,480	4,206,782
Intercontinental Hotels Group plc	40,598	330,332
International Power plc	232,338	806,698
Invensys plc*	126,627	319,023
Investec plc	64,017	266,583
ITV plc	525,712	301,419
J Sainsbury plc	162,160	771,100
Johnson Matthey plc	32,979	523,445
Kazakhmys plc	34,825	117,000
Kingfisher plc	366,292	716,367
Ladbrokes plc	92,135	246,408
Land Securities Group plc (REIT)	72,519	966,575
Legal & General Group plc	928,923	1,036,140
Liberty International plc (REIT)	39,033	270,482
Lloyds TSB Group plc	910,127	1,665,822
Logica plc	231,982	231,687
London Stock Exchange Group plc	24,062	179,112
Lonmin plc	17,966	237,174
Man Group plc	265,069	914,912
Marks & Spencer Group plc	244,579	761,226
Meggitt plc	101,175	234,698
National Express Group plc	20,771	148,176
National Grid plc	375,089	3,706,878
Next plc	30,329	474,835
Old Mutual plc	776,274	620,186
Pearson plc	124,376	1,154,277
Prudential plc	381,897	2,325,069
Reckitt Benckiser Group plc	92,538	3,447,449
Reed Elsevier plc	169,201	1,233,276
Rexam plc	100,052	511,011
Rio Tinto plc	510,275	11,056,037
Rio Tinto plc (ADR)^	14,800	1,315,868
Rolls-Royce Group plc*	280,113	1,372,243
Rolls-Royce Group plc, Class C*†	248,626	20,447
Royal Bank of Scotland Group plc	2,744,895	1,984,312
RSA Insurance Group plc	500,926	1,001,278
SABMiller plc	138,510	2,332,134
Sage Group plc	203,612	500,694
Schroders plc	18,921	236,284
Scottish & Southern Energy plc	133,239	2,346,047
Segro plc (REIT)	68,037	243,379
Serco Group plc	74,336	483,815
Severn Trent plc	36,415	630,561
Shire Ltd.	86,084	1,258,874
Smith & Nephew plc	136,675	867,160
Smiths Group plc	59,985	772,317
Stagecoach Group plc	85,861	174,180
Standard Chartered plc	289,245	3,697,508
Standard Life plc	334,907	982,025
Tate & Lyle plc	70,112	407,265
Tesco plc	1,214,821	6,329,109
Thomas Cook Group plc	76,678	196,343
Thomson Reuters plc	28,411	628,378
Tomkins plc	135,286	242,394
TUI Travel plc	85,552	289,204
Tullow Oil plc	111,200	1,064,116
Unilever plc	198,425	4,509,308
United Business Media Ltd.	36,408	268,033
United Utilities Group plc	104,866	949,030
Vedanta Resources plc	22,876	203,105

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Vodafone Group plc	8,158,499	$16,423,983
Whitbread plc	27,119	358,742
Wm. Morrison Supermarkets plc	371,085	1,505,036
Wolseley plc	103,141	575,070
WPP plc	172,023	1,002,763

		267,978,612

United States (5.4%)
Bunge Ltd.	44,900	2,324,473
Cooper Industries Ltd., Class A^	300,100	8,771,923
Foster Wheeler Ltd.*^	256,400	5,994,632
Noble Corp.^	1,098,200	24,259,238
Schlumberger Ltd.	551,200	23,332,296
Synthes, Inc.	9,135	1,154,721
Transocean Ltd.*^	478,194	22,594,666
Weatherford International Ltd.*	1,354,600	14,656,772

		103,088,721

Total Common Stocks (86.7%) (Cost $2,494,595,287)		1,658,125,961

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(10.3%)
iShares FTSE/Xinhua China 25 Index Fund^	263,580	7,691,264
iShares MSCI Australia Index Fund	118,950	1,666,490
iShares MSCI Austria Investable Market Index Fund	291,400	3,794,028
iShares MSCI Belgium Investable Market Index Fund	244,580	2,125,400
iShares MSCI BRIC Index Fund^	94,060	2,305,411
iShares MSCI Canada Index Fund	159,420	2,778,691
iShares MSCI EAFE Index Fund	1,177,210	52,821,413
iShares MSCI Emerging Markets Index Fund	567,510	14,170,725
iShares MSCI France Index Fund	362,680	7,590,892
iShares MSCI Germany Index Fund^	770,600	14,810,932
iShares MSCI Hong Kong Index Fund	57,460	595,860
iShares MSCI Italy Index Fund^	692,780	11,354,664
iShares MSCI Japan Index Fund	1,666,330	15,996,768
iShares MSCI Malaysia Index Fund^	40,500	295,245
iShares MSCI Mexico Investable Market Index Fund^	37,460	1,208,834
iShares MSCI Netherlands Investable Market Index Fund^	194,270	2,898,508
iShares MSCI Pacific ex-Japan Index Fund^	247,150	6,512,403
iShares MSCI Singapore Index Fund^	271,960	1,922,757
iShares MSCI Spain Index Fund^	211,730	8,009,746
iShares MSCI Sweden Index Fund	153,120	2,377,954
iShares MSCI Turkey Index Fund^	40,270	1,092,122
iShares S&P Europe 350 Index Fund	1,047,680	32,624,755
iShares S&P Latin America 40 Index Fund	60,800	1,548,576

Total Investment Companies (10.3%) (Cost $298,883,885)		196,193,438

	Number of Rights	Value (Note 1)
RIGHTS:
Australia (0.0%)
Macquarie Office Units, expiring 1/20/09*	361,360	10,078

	Number of Rights	Value (Note 1)
Singapore (0.0%)
DBS Group Holdings Ltd., expiring 1/20/09*	88,000	$183,238

United Kingdom (0.0%)
HBOS plc, expiring 1/9/09*	831,912	—
Lloyds TSB Group plc, expiring 1/9/09*	910,127	—

		—

Total Rights (0.0%) (Cost $—)		193,316

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (2.5%)
Goldman Sachs & Co., Repurchase Agreement 0.06%, 1/2/09(r)(v)	$37,097,064	37,097,064
Morgan Stanley 2.87%, 2/9/09(l)	9,990,656	9,990,656

Total Short-Term Investments of Cash Collateral for Securities Loaned		47,087,720

Time Deposit (2.6%)
JP Morgan Chase Nassau 0.001%, 1/2/09	50,428,935	50,428,935

Total Short-Term Investments (5.1%) (Amortized Cost $97,516,655)		97,516,655

Total Investments (102.1%) (Cost/Amortized Cost $2,890,995,827)		1,952,029,370
Other Assets Less Liabilities (-2.1%)		(40,578,541)

Net Assets (100%)		$1,911,450,829

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $19,353,897 or 1.0% of net assets) at fair value.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500%—6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000%—7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

ADR —    American Depositary Receipt

CVA —    Dutch Certification

REIT —    Real Estate Investment Trust

RNC —    Risparmio Non-Convertible Savings Shares

SDR —    Swedish Certification

FDR —    Finnish Depositary Receipt

CDI —    Chess Depositary Interest

PPS —    Price Protected Share

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation/ (Depreciation)
Purchases
CAC40 10 Euro Index	11	March-09	$495,846	$493,732	$(2,114)
Dow Jones EURO Stoxx 50 Index	223	March-09	7,581,241	7,594,538	13,297
FTSE 100 Index	64	March-09	3,936,514	4,039,502	102,988
Hang Seng Index	7	January-09	675,893	650,532	(25,361)
SPI 200 Index	24	March-09	1,503,926	1,567,027	63,101
TOPIX Index	42	March-09	3,761,994	3,993,822	231,828

					$383,739

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$545,978,733	$1,386,696,740	$19,353,897	$1,952,029,370
Other Investments*	411,214	—	—	411,214

Total	$546,389,947	$1,386,696,740	$19,353,897	$1,952,440,584

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	27,475	—	—	27,475

Total	$27,475	$—	$—	$27,475

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$1,268,991	$—
Total gains or losses (realized/unrealized) included in earnings	(7,413)	—
Purchases, sales, issuances, and settlements (net)	(1,241,131)	—
Transfers in and/or out of Level 3	19,333,450	—

Balance as of 12/31/08	$19,353,897	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$2,138,480	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

*Otherinvestments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,265,597,685
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$149,380,867

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$30,889,669
Aggregate gross unrealized depreciation	(977,057,659)

Net unrealized depreciation	$(946,167,990)

Federal income tax cost of investments	$2,898,197,360

At December 31, 2008, the Portfolio had loaned securities with a total value of $44,750,842. This was secured by collateral of $47,087,720 which was received as cash and subsequently invested in short-term investments currently valued at $47,087,720 as reported in the portfolio of investments. Additionally, uninvested cash received as collateral on loaned securities was held in an interest bearing account in the amount of $30,240, which the Portfolio cannot repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The Portfolio has a net capital loss carryforward of $9,429,253 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (1.9%)
Brambles Ltd.	592,610	$3,079,286
QBE Insurance Group Ltd.	107,600	1,955,909

		5,035,195

Austria (1.2%)
Erste Group Bank AG	131,709	3,087,583
Raiffeisen International Bank Holding AG	320	8,956

		3,096,539

Brazil (3.4%)
Cia de Bebidas das Americas (Preference) (ADR)	66,340	2,939,525
Petroleo Brasileiro S.A. (ADR)	173,760	4,255,382
Unibanco-Uniao de Bancos Brasileiros S.A. (ADR)	26,980	1,743,448

		8,938,355

Canada (1.6%)
Research In Motion Ltd.*	41,020	1,664,591
Rogers Communications, Inc., Class B .	88,180	2,613,614

		4,278,205

Czech Republic (1.0%)
CEZ A/S	65,860	2,676,546

Denmark (1.7%)
Novo Nordisk A/S, Class B	88,370	4,497,095

Finland (1.3%)
Nokia Oyj	226,200	3,506,765

France (12.0%)
Air Liquide S.A	34,312	3,139,367
Cie Generale d’Optique Essilor International S.A	41,600	1,951,877
Groupe Danone S.A	49,243	2,972,061
LVMH Moet Hennessy Louis Vuitton S.A	95,320	6,404,186
Pernod-Ricard S.A	44,974	3,335,063
Schneider Electric S.A	44,280	3,307,557
Societe Television Francaise 1 S.A	82,766	1,210,135
Total S.A	174,340	9,504,616

		31,824,862

Germany (9.2%)
Bayer AG	48,400	2,843,248
Deutsche Boerse AG	39,780	2,897,270
E.ON AG	70,569	2,853,611
Linde AG	45,330	3,835,984
Merck KGaA	35,270	3,206,663
SAP AG	84,430	3,025,900
Siemens AG (Registered)	38,780	2,904,642
Symrise AG	194,869	2,752,293

		24,319,611

Greece (0.5%)
Coca Cola Hellenic Bottling Co. S.A	85,952	1,253,834

Hong Kong (3.0%)
Dairy Farm International Holdings Ltd.	563,400	2,406,262
Hengan International Group Co., Ltd.	890,000	2,869,681

	Number of Shares	Value (Note 1)
Li & Fung Ltd.	1,534,000	$2,646,636

		7,922,579

India (1.3%)
Infosys Technologies Ltd. (ADR)	140,490	3,451,839

Indonesia (0.9%)
PT Bank Rakyat Indonesia	5,160,000	2,280,804

Italy (1.1%)
Saipem S.p.A	169,400	2,844,458

Japan (16.1%)
Aeon Credit Service Co., Ltd.	297,400	3,146,519
Astellas Pharma, Inc.	102,500	4,170,868
Canon, Inc.	90,200	2,831,517
Daiwa Securities Group, Inc.	394,000	2,348,030
Hirose Electric Co., Ltd.	24,300	2,453,355
Hisamitsu Pharmaceutical Co., Inc.	51,500	2,102,586
HOYA Corp.	116,000	2,015,133
INPEX Corp.	942	7,442,320
Kao Corp.	65,000	1,968,393
Keyence Corp.	14,700	3,009,915
Lawson, Inc.	20,800	1,199,580
NTT Data Corp.	568	2,280,053
Shin-Etsu Chemical Co., Ltd.	61,900	2,839,097
Shiseido Co., Ltd.	129,000	2,640,754
Trend Micro, Inc.*	500	17,458
Unicharm Corp.	30,600	2,312,949

		42,778,527

Mexico (2.4%)
America Movil S.A.B. de C.V. (ADR) .	131,170	4,064,958
Grupo Televisa S.A. (ADR)	161,460	2,412,213

		6,477,171

Netherlands (2.1%)
Akzo Nobel N.V	79,670	3,285,381
Koninklijke Philips Electronics N.V	119,370	2,321,626

		5,607,007

Russia (0.8%)
Gazprom OAO (ADR)	157,540	2,244,989

South Africa (0.9%)
MTN Group Ltd.	192,380	2,276,212

South Korea (1.7%)
Amorepacific Corp.	2,808	1,468,038
Samsung Electronics Co., Ltd.	8,579	3,115,187

		4,583,225

Spain (3.5%)
Inditex S.A	75,950	3,357,092
Telefonica S.A	258,180	5,787,228

		9,144,320

Sweden (0.7%)
Assa Abloy AB, Class B	164,920	1,871,260

Switzerland (14.3%)
Actelion Ltd. (Registered)*	52,387	2,950,505
Compagnie Financiere Richemont S.A.	75,862	1,472,827
Julius Baer Holding AG (Registered)	87,843	3,379,120
Nestle S.A. (Registered)	265,305	10,456,353
Novartis AG (Registered)	101,970	5,109,154
Roche Holding AG	68,920	10,609,110

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Sonova Holding AG	30,809	$1,858,677
Swatch Group AG	14,997	2,094,864

		37,930,610

Taiwan (1.4%)
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	463,545	3,662,005

United Kingdom (11.8%)
BHP Billiton plc	217,260	4,092,499
Capita Group plc	124,051	1,321,764
HSBC Holdings plc	300,574	2,876,861
IG Group Holdings plc	428,050	1,583,931
Intertek Group plc	191,500	2,169,162
Reckitt Benckiser Group plc	172,960	6,443,523
Rio Tinto plc	79,040	1,712,546
Standard Chartered plc	231,181	2,955,258
Tesco plc	585,540	3,050,611
WPP plc	881,235	5,136,931

		31,343,086

United States (1.1%)
Synthes, Inc.	23,250	2,938,944

Total Common Stocks (96.9%) (Cost $347,419,358)		256,784,043

	Number of Warrants	Value (Note 1)
WARRANT:
Luxembourg (1.5%)
Housing Development Finance Corp., expiring 1/18/11*§ (Cost $6,550,510)	128,366	3,919,399

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.6%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $4,217,576)	$4,217,576	$4,217,576

Total Investments (100.0%) (Cost/Amortized Cost $358,187,444)		264,921,018
Other Assets Less Liabilities (0.0%)		99,768

Net Assets (100%)		$265,020,786

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $3,919,399 or 1.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

Glossary:

ADR — American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$32,964,367	$231,956,651	$—	$264,921,018
Other Investments*	—	—	—	—

Total	$32,964,367	$231,956,651	$—	$264,921,018

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—		—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$323,969,157
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$239,005,094

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,810,466
Aggregate gross unrealized depreciation	(103,556,445)

Net unrealized depreciation	$(100,745,979)

Federal income tax cost of investments	$365,666,997

The Portfolio has a net capital loss carryforward of $33,663,578 of which $88,235 expires in the year 2009, $26,353 expires in the year 2010, and $33,548,990 expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (22.0%)
Asset-Backed Securities (7.3%)
American Express Credit Account Master Trust,
Series 2004-C C
1.695%, 2/15/12(l)§	$210,773	$181,756
Asset Backed Funding Certificates,
Series 2005-HE1 M2
0.911%, 3/25/35(b)(l)†	1,625,000	211,250
Series 2005-HE1 M3
0.961%, 3/25/35(b)(l)†	1,625,000	731,250
Bank of America Credit Card Trust,
Series 2006-C4 C4
1.425%, 11/15/11(l)	2,500,000	2,083,671
Bear Stearns Asset Backed Securities Trust,
Series 2005-HE3 M1
0.901%, 3/25/35(b)(l)	854,657	803,384
Capital One Multi-Asset Execution Trust,
Series 2007-A9 A9
4.950%, 8/15/12	32,315,000	31,316,554
Capital One Prime Auto Receivables Trust,
Series 2007-1 A2
5.430%, 2/15/10	68,241	68,213
Carmax Auto Owner Trust,
Series 2007-1 A3
5.240%, 7/15/11	4,445,116	4,394,616
Citibank Credit Card Issuance Trust,
Series 2006-C4 C4
2.096%, 1/9/12(l)	7,825,000	6,236,002
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-HE3 A
0.851%, 12/25/33(b)(l)	1,046,768	805,624
Countrywide Asset-Backed Certificates,
Series 2003-5 MF1
5.413%, 1/25/34(b)(l)	1,198,409	865,519
Series 2004-1 3A
0.751%, 4/25/34(b)(l)	7,039	2,232
Series 2004-1 M1
0.971%, 3/25/34(b)(l)†	1,570,000	580,900
Series 2004-1 M2
1.021%, 3/25/34(b)(l)†	1,190,000	630,700
Countrywide Home Equity Loan Trust,
Series 2004-I A
1.485%, 2/15/34(b)(l)†	1,239,994	247,999
Series 2004-K 2A
1.495%, 2/15/34(b)(l)	390,761	171,705
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB2 A2A
5.891%, 2/25/37(b)(e)	3,777,973	3,472,240
First Franklin Mortgage Loan Asset Backed Certificates,
Series 2005-FF2 M2
0.911%, 3/25/35(b)(l)	400,000	224,973
Series 2005-FF5 M1
0.921%, 3/25/35(b)(l)	1,500,000	982,790
Ford Credit Auto Owner Trust,
Series 2007-A A2A
5.420%, 4/15/10	1,118,195	1,116,139
GSAMP Trust,
Series 2005-WMC2 M1
0.901%, 11/25/35(b)(l)	2,000,000	857,069

	Principal Amount	Value (Note 1)
Harley-Davidson Motorcycle Trust,
Series 2006-2 A2
5.350%, 3/15/13	$10,261,289	$9,984,600
Home Equity Asset Trust,
Series 2005-8 M2
0.921%, 2/25/36(b)(l)†	3,325,000	199,500
Lehman XS Trust,
Series 2005-7N 1A1A
0.741%, 12/25/35(l)	1,691,854	778,353
Series 2006-12N A1A1
0.551%, 8/25/46(l)	1,490,341	1,476,836
Long Beach Mortgage Loan Trust,
Series 2003-4 M1
1.151%, 8/25/33(b)(l)	5,500,000	3,038,483
Series 2004-1 M1
0.971%, 2/25/34(b)(l)	2,200,000	1,222,236
Series 2004-1 M2
1.021%, 2/25/34(b)(l)	1,475,000	909,005
Series 2004-3 M1
1.041%, 7/25/34(b)(l)†	1,750,000	507,500
MASTR Asset Backed Securities Trust,
Series 2005-OPT1 M2
0.891%, 3/25/35(b)(l)	1,823,000	837,112
New Century Home Equity Loan Trust,
Series 2005-1 M1
0.921%, 3/25/35(b)(l)	2,000,000	426,380
Option One Mortgage Loan Trust,
Series 2003-1 A2
1.311%, 2/25/33(b)(l)	397,135	270,513
Series 2004-1 M1
1.071%, 1/25/34(b)(l)	4,472,490	2,665,592
Series 2005-2 M1
0.911%, 5/25/35(b)(l)	1,700,000	1,041,766
PECO Energy Transition Trust,
Series 2000-A A3
7.625%, 3/1/10	1,137,027	1,144,406
PSE&G Transition Funding LLC,
Series 2001-1 A6
6.610%, 6/15/15	2,975,000	3,034,825
Residential Asset Mortgage Products, Inc.,
Series 2006-RS1 AI2
0.701%, 1/25/36(b)(l)	2,025,676	1,580,479
Residential Asset Securities Corp.,
Series 2003-KS9 A2B
1.111%, 11/25/33(b)(l)	168,985	102,363
Series 2005-KS10 M1
0.881%, 11/25/35(b)(l)†	1,274,000	114,660
Series 2005-KS11 M1
0.871%, 12/25/35(b)(l)	2,000,000	1,104,476
SLM Student Loan Trust,
Series 2005-4 A1
3.545%, 10/26/15(l)	234,712	233,676
Volkswagen Auto Lease Trust,
Series 2006-A A3
5.500%, 9/21/09	696,009	696,257
Wachovia Asset Securitization, Inc.,
Series 2002-HE2 A
0.901%, 12/25/32(b)(l)	223,821	174,482
Series 2003-HE3 A
0.721%, 11/25/33(b)(l)	778,607	568,663

		88,096,749

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Non-Agency CMO (14.7%)
Adjustable Rate Mortgage Trust,
Series 2004-1 9A2
0.871%, 1/25/35(l)	$279,929	$121,958
Series 2005-4 7A2
0.701%, 8/25/35(l)	285,888	134,485
Series 2005-5 6A21
0.701%, 9/25/35(l)	1,630,563	759,979
Series 2005-6A 2A1
0.781%, 11/25/35(l)	614,244	285,181
Series 2007-1 5A31
0.611%, 3/25/37(l)	11,567,533	4,316,763
American Home Mortgage Assets,
Series 2006-2 2A1
0.661%, 9/25/46(l)	3,732,061	1,478,478
Banc of America Mortgage Securities, Inc.,
Series 2002-K 1A1
6.141%, 10/20/32(l)	94,538	95,301
Series 2004-F 2A5
4.148%, 7/25/34(l)	11,206,000	10,784,271
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2004-PWR6 A4
4.521%, 11/11/41	2,345,000	2,174,598
Series 2005-PWR7 A3
5.116%, 2/11/41(l)	3,565,000	2,867,886
Series 2005-PWR8 A4
4.674%, 6/11/41	2,000,000	1,689,673
Series 2006-PW14 A4
5.201%, 12/11/38	6,000,000	4,894,691
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2005-CD1 A4
5.225%, 7/15/44(l)	5,775,000	4,790,245
Citimortgage Alternative Loan Trust,
Series 2006-A1 1A5
5.500%, 4/25/36	1,909,874	1,002,684
Series 2006-A6 1A4
6.000%, 11/25/36	5,797,493	3,411,311
Series 2007-A1 1A7
6.000%, 1/25/37	9,705,609	5,237,864
Countrywide Alternative Loan Trust,
Series 2004-28CB 3A1
6.000%, 1/25/35	5,499,636	3,736,315
Series 2005-51 1A1
0.828%, 11/20/35(l)	2,129,605	983,799
Series 2006-29T1 2A5
6.000%, 10/25/36	1,678,866	881,698
Series 2006-41CB 2A14
6.000%, 1/25/37	6,046,646	5,552,395
Series 2006-J5 1A1
6.500%, 9/25/36	8,180,700	3,982,999
Credit Suisse Mortgage Capital Certificates,
Series 2006-C1 A3
5.552%, 2/15/39(l)	7,500,000	5,571,451
CS First Boston Mortgage Securities Corp.,
Series 2001-CK1 A3
6.380%, 12/18/35	3,824,380	3,748,291
Series 2001-CP4 A4
6.180%, 12/15/35	5,325,000	5,157,810
Series 2003-C4 A4
5.137%, 8/15/36(l)^	5,870,000	5,220,791

	Principal Amount	Value (Note 1)
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA4 1A1
6.000%, 8/25/36	$7,435,244	$4,482,948
GE Capital Commercial Mortgage Corp.,
Series 2002-1A A3
6.269%, 12/10/35	4,665,000	4,380,914
Greenpoint Mortgage Funding Trust,
Series 2006-OH1 A1
0.651%, 1/25/37(l)	8,780,280	3,650,026
Harborview Mortgage Loan Trust,
Series 2005-9 2A1A
0.848%, 6/20/35(l)	1,850,690	887,100
LB-UBS Commercial Mortgage Trust,
Series 2005-C1 A4
4.742%, 2/15/30	9,250,000	7,592,106
Series 2006-C4 A4
5.883%, 6/15/38(l)	3,360,000	2,763,981
Lehman Brothers Floating Rate Commercial Mortgage Trust,
Series 2006-LLFA A2
1.315%, 9/15/21(l)§	5,072,362	2,949,935
Lehman Mortgage Trust,
Series 2005-3 2A3
5.500%, 1/25/36	4,483,132	2,683,005
Morgan Stanley Capital I, Inc.,
Series 2004-HQ3 A2
4.050%, 1/13/41	592,802	563,568
Series 2004-T13 A2
3.940%, 9/13/45	574,866	544,809
Series 2005-IQ9 A5
4.700%, 7/15/56	7,225,000	5,904,437
Series 2006-HQ9 A4
5.731%, 7/12/44(l)	7,500,000	5,805,475
Morgan Stanley Dean Witter Capital I,
Series 2003-HQ2 A2
4.920%, 3/12/35	3,120,000	2,775,543
Nomura Asset Securities Corp.,
Series 1998-D6 A1B
6.590%, 3/15/30	104,652	104,506
Permanent Master Issuer plc,
Series 2006-1 2A
4.793%, 10/15/15(l)	7,000,000	6,833,750
Series 2007-1 2A1
4.803%, 1/15/16(l)	10,000,000	9,712,500
RESI Finance LP,
Series 2003-C B3
3.225%, 9/10/35(l)§	9,547,654	3,992,829
Series 2003-C B4
3.425%, 9/10/35(l)§†	1,597,361	595,975
Series 2003-D B3
3.125%, 12/10/35(l)§†	5,737,457	2,372,438
Series 2003-D B4
3.325%, 12/10/35(l)§†	1,729,343	615,819
Series 2005-A B3
2.405%, 3/10/37(l)§	3,411,030	740,193
Series 2005-A B4
2.505%, 3/10/37(l)§	1,115,054	184,987
Series 2005-B B3
2.405%, 6/10/37(l)§	929,291	171,082
Series 2005-B B4
2.495%, 6/10/37(l)§	1,626,258	226,538
Series 2005-D B4
1.895%, 12/15/37(l)§	2,344,557	211,010

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Sequoia Mortgage Trust,
Series 2007-3 1A1
0.708%, 7/20/36(l)	$11,089,504	$7,885,663
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR2 2A1
0.701%, 5/25/45(l)	915,937	434,871
Series 2006-AR1 3A1
0.701%, 2/25/36(l)	1,744,998	742,428
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C2 A4
4.980%, 11/15/34	8,545,000	7,580,426
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1 A2A1
0.811%, 1/25/45(l)	846,658	395,474
Series 2005-AR15 A1A1
0.731%, 11/25/45(l)	2,130,179	1,045,055
Series 2005-AR17 A1A1
0.741%, 12/25/45(l)	2,101,473	987,073
Series 2005-AR2 2A21
0.801%, 1/25/45(l)	896,717	404,332
Series 2005-AR9 A1A
0.791%, 7/25/45(l)	3,117,134	1,277,843
Washington Mutual Alternative Mortgage Pass- Through Certificates,
Series 2006-5 2CB1
6.000%, 7/25/36	5,620,801	2,863,095
Wells Fargo Mortgage Backed Securities Trust,
Series 2007-11 A96
6.000%, 8/25/37	7,285,722	4,081,267

		177,323,918

Total Asset-Backed and Mortgage- Backed Securities		265,420,667

Corporate Bonds (24.3%)
Consumer Discretionary (1.7%)
Hotels, Restaurants & Leisure (0.2%)
McDonald’s Corp.
6.300%, 10/15/37	$1,615,000	1,773,039

Media (1.5%)
Comcast Corp.
5.119%, 7/14/09(l)	5,000,000	4,931,700
5.300%, 1/15/14	150,000	140,269
6.950%, 8/15/37	2,385,000	2,511,529
News America, Inc.
7.250%, 5/18/18	825,000	802,360
6.200%, 12/15/34	1,535,000	1,400,760
Time Warner Cable, Inc.
7.300%, 7/1/38	2,715,000	2,820,527
Time Warner Entertainment Co. LP
8.375%, 7/15/33	1,940,000	1,957,710
Viacom, Inc.
2.271%, 6/16/09(l)	3,950,000	3,875,535

		18,440,390

Total Consumer Discretionary		20,213,429

Consumer Staples (2.9%)
Beverages (0.5%)
Diageo Capital plc
5.750%, 10/23/17	4,690,000	4,538,048
Dr. Pepper Snapple Group, Inc.
6.820%, 5/1/18§	2,025,000	1,997,363

		6,535,411

	Principal Amount	Value (Note 1)
Food & Staples Retailing (1.3%)
CVS Caremark Corp.
2.503%, 6/1/10(l)	$7,000,000	$6,440,777
CVS Pass-Through Trust
6.036%, 12/10/28§	2,207,808	1,342,855
Kroger Co.
6.400%, 8/15/17	2,455,000	2,475,777
Safeway, Inc.
6.350%, 8/15/17	665,000	657,479
Wal-Mart Stores, Inc.
5.375%, 4/5/17	1,920,000	2,053,899
5.250%, 9/1/35	1,650,000	1,642,842
6.500%, 8/15/37	1,365,000	1,620,684

		16,234,313

Food Products (0.5%)
Kraft Foods, Inc.
6.000%, 2/11/13	5,850,000	5,944,928

Tobacco (0.6%)
Altria Group, Inc.
9.700%, 11/10/18	4,640,000	5,015,051
Philip Morris International, Inc.
6.375%, 5/16/38	1,735,000	1,804,513

		6,819,564

Total Consumer Staples		35,534,216

Energy (2.2%)
Energy Equipment & Services (0.2%)
Transocean, Inc.
6.800%, 3/15/38	2,055,000	1,832,951

Oil, Gas & Consumable Fuels (2.0%)
Canadian Natural Resources Ltd.
6.250%, 3/15/38	1,655,000	1,300,822
EnCana Corp.
6.625%, 8/15/37	1,500,000	1,207,964
Enterprise Products Operating LLC
6.300%, 9/15/17	4,715,000	4,067,712
Kinder Morgan Energy Partners LP
5.850%, 9/15/12	2,790,000	2,555,079
Nexen, Inc.
6.400%, 5/15/37	2,710,000	2,120,526
NGPL PipeCo LLC
7.119%, 12/15/17§	1,180,000	1,062,229
Pemex Project Funding Master Trust
3.296%, 6/15/10(l)(m)	2,250,000	2,137,500
3.296%, 6/15/10(l)§	2,675,000	2,541,250
Spectra Energy Capital LLC
7.500%, 9/15/38	1,810,000	1,544,024
Suncor Energy, Inc.
6.850%, 6/1/39	2,085,000	1,658,793
Valero Energy Corp.
6.625%, 6/15/37	2,100,000	1,544,556
XTO Energy, Inc.
6.375%, 6/15/38	2,780,000	2,446,083

		24,186,538

Total Energy		26,019,489

Financials (12.5%)
Capital Markets (1.9%)
Goldman Sachs Capital II
5.793%, 12/31/49(l)	4,115,000	1,581,901

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Goldman Sachs Group, Inc.
1.588%, 6/23/09(l)	$3,500,000	$3,412,126
3.250%, 6/15/12	5,950,000	6,207,760
5.625%, 1/15/17	2,595,000	2,229,305
5.950%, 1/15/27	795,000	628,707
6.750%, 10/1/37	1,840,000	1,493,837
Lehman Brothers Holdings, Inc.
0.000%, 11/10/09(h)	2,800,000	252,000
0.000%, 12/23/09(h)	3,000,000	270,000
Merrill Lynch & Co., Inc.
6.050%, 8/15/12	50,000	49,329
Morgan Stanley
2.498%, 2/9/09(l)	2,000,000	1,987,218
5.625%, 1/9/12	1,400,000	1,327,630
5.450%, 1/9/17	1,565,000	1,290,001
6.625%, 4/1/18	2,010,000	1,763,353

		22,493,167

Commercial Banks (3.0%)
Bank of Scotland plc
5.250%, 2/21/17§	6,370,000	6,197,895
Barclays Bank plc
5.926%, 9/29/49(l)§	3,165,000	1,163,840
Depfa ACS Bank
5.125%, 3/16/37§	7,035,000	5,094,205
Glitnir Banki hf
0.000%, 10/15/08(b)(h)§	4,650,000	81,375
HBOS plc
5.920%, 12/31/49(l)§	1,750,000	662,569
6.657%, 12/31/49(l)§	1,800,000	698,042
HSBC Bank USA N.A.
7.000%, 1/15/39	2,220,000	2,453,952
Industrial Bank of Korea
4.000%, 5/19/14(l)§	1,430,000	1,315,044
Korea Development Bank
1.565%, 4/3/10(l)	5,000,000	4,827,790
Royal Bank of Scotland Group plc
7.640%, 3/31/49(l)	3,900,000	1,553,308
Shinsei Finance II
7.160%, 12/31/49(l)§	8,465,000	1,745,906
Standard Chartered plc
6.409%, 12/31/49(l)§	5,500,000	2,026,013
VTB 24 Capital plc
3.013%, 12/7/09(l)	5,000,000	4,487,000
Woori Bank
5.750%, 3/13/14(l)§	4,160,000	4,121,462

		36,428,401

Consumer Finance (0.2%)
SLM Corp.
3.675%, 7/27/09(l)	2,750,000	2,592,142

Diversified Financial Services (5.4%)
Allstate Life Global Funding Trusts
5.375%, 4/30/13	4,445,000	4,375,649
Bank of America Corp.
3.125%, 6/15/12	6,025,000	6,261,072
5.650%, 5/1/18	4,110,000	4,134,389
Caterpillar Financial Services Corp.
2.285%, 8/11/09(l)	3,250,000	3,202,345
Citigroup, Inc.
2.875%, 12/9/11	6,025,000	6,212,811
5.500%, 4/11/13	3,460,000	3,368,947
6.000%, 8/15/17	3,845,000	3,827,351
Credit Suisse USA, Inc.
5.500%, 8/16/11	1,415,000	1,406,735

	Principal Amount	Value (Note 1)
Series 1
2.273%, 6/5/09(l)	$5,250,000	$5,160,782
E.ON International Finance B.V.
5.800%, 4/30/18§	2,130,000	1,991,490
General Electric Capital Corp.
6.150%, 8/7/37	1,225,000	1,228,205
5.875%, 1/14/38	2,135,000	2,089,866
IBM International Group Capital LLC
5.050%, 10/22/12	3,250,000	3,391,157
International Lease Finance Corp.
2.373%, 5/24/10(l)	2,715,000	2,164,105
4.875%, 9/1/10	1,210,000	948,501
John Deere Capital Corp.
5.350%, 4/3/18	2,205,000	2,065,898
K2 Corp.
0.000%, 2/15/09(b)(h)†	8,500,000	—
0.000%, 2/15/10(b)(h)†	5,000,000	—
Lehman Brothers Holdings Capital Trust VII
5.857%, 12/31/49(b)(h)	5,475,000	547
Links Finance LLC
0.000%, 12/31/09(b)(h)†	7,100,000	—
National Rural Utilities Cooperative Finance Corp.
10.375%, 11/1/18	2,430,000	2,844,091
Pemex Finance Ltd.
8.875%, 11/15/10	2,674,667	2,778,444
QBE Capital Funding II LP
6.797%, 12/31/49(l)§	2,970,000	1,678,115
Swiss Reinsurance Capital I LP
6.854%, 12/31/49(l)§	6,380,000	2,029,191
ZFS Finance USA Trust II
6.450%, 12/15/65(l)§	7,241,000	3,381,902

		64,541,593

Insurance (2.0%)
Berkshire Hathaway Finance Corp.
4.500%, 1/15/13	975,000	974,044
Financial Security Assurance Holdings Ltd.
6.400%, 12/15/66(l)§	1,180,000	238,077
Liberty Mutual Group, Inc.
7.500%, 8/15/36§	2,480,000	1,510,107
Lincoln National Corp.
7.000%, 5/17/66(l)	5,180,000	2,175,600
Metropolitan Life Global Funding I
5.125%, 4/10/13§	6,560,000	6,112,339
Monumental Global Funding II
3.900%, 6/15/09§	2,735,000	2,713,692
Nationwide Financial Services, Inc.
6.750%, 5/15/37	2,000,000	896,670
Nationwide Life Global Funding I
4.370%, 10/9/09(l)§	4,500,000	4,435,884
Principal Life Income Funding Trusts
5.300%, 4/24/13	4,140,000	3,878,054
Reinsurance Group of America, Inc.
6.750%, 12/15/65(l)	3,035,000	1,147,157
Stingray Pass-Through Trust
5.902%, 1/12/15§	4,000,000	480,000

		24,561,624

Thrifts & Mortgage Finance (0.0%)
Countrywide Financial Corp.
1.686%, 3/24/09(l)	390,000	386,827

Total Financials		151,003,754

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Health Care (0.4%)
Health Care Providers & Services (0.4%)
UnitedHealth Group, Inc.
1.705%, 6/21/10(l)	$5,900,000	$5,315,251

Total Health Care		5,315,251

Industrials (0.5%)
Industrial Conglomerates (0.5%)
General Electric Co.
5.250%, 12/6/17	6,080,000	6,061,438

Total Industrials		6,061,438

Information Technology (0.7%)
Computers & Peripherals (0.6%)
Hewlett-Packard Co.
4.500%, 3/1/13	4,195,000	4,258,277
International Business Machines Corp.
7.625%, 10/15/18	2,425,000	2,908,048

		7,166,325

Software (0.1%)
Oracle Corp.
6.500%, 4/15/38	1,705,000	1,877,135

Total Information Technology		9,043,460

Materials (0.4%)
Metals & Mining (0.4%)
Rio Tinto Finance USA Ltd.
5.875%, 7/15/13	5,500,000	4,380,821

Total Materials		4,380,821

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.
6.300%, 1/15/38	4,165,000	4,402,863
Telefonica Emisiones S.A.U.
1.825%, 6/19/09(l)	6,000,000	5,808,660
Verizon Communications, Inc.
5.350%, 2/15/11	2,260,000	2,273,406
6.400%, 2/15/38	3,455,000	3,675,091

		16,160,020

Wireless Telecommunication Services (0.5%)
Rogers Communications, Inc.
6.800%, 8/15/18	3,820,000	3,859,847
Verizon Wireless, Inc.
8.500%, 11/15/18§	1,900,000	2,226,186

		6,086,033

Total Telecommunication Services		22,246,053

Utilities (1.2%)
Electric Utilities (1.0%)
MidAmerican Energy Holdings Co.
6.500%, 9/15/37	2,745,000	2,679,518
Ohio Power Co.
1.605%, 4/5/10(l)	5,550,000	5,193,041
Pacificorp
5.650%, 7/15/18	1,465,000	1,491,969
Virginia Electric & Power Co.
4.500%, 12/15/10	1,485,000	1,465,615
6.350%, 11/30/37	970,000	984,520

		11,814,663

	Principal Amount	Value (Note 1)
Gas Utilities (0.1%)
Nakilat, Inc.
6.067%, 12/31/33§	$2,265,000	$1,518,048

Multi-Utilities (0.1%)
Dominion Resources, Inc.
Series E
6.300%, 3/15/33	665,000	597,709

Total Utilities		13,930,420

Total Corporate Bonds		293,748,331

Government Securities (72.8%)
Agency CMO (5.7%)
Federal Home Loan Mortgage Corp.
5.000%, 10/15/23 IO	$911,186	7,647
5.500%, 10/15/26	18,162,538	18,479,743
5.000%, 11/15/28	8,027,546	8,180,491
5.000%, 11/15/34	12,200,000	12,489,765
6.500%, 5/15/35	2,804,545	2,925,103
5.500%, 7/15/37	8,050,000	7,659,796
Federal National Mortgage Association
6.500%, 9/25/33	4,019,365	4,115,644
6.500%, 10/25/33	7,029,017	7,171,288
6.500%, 12/25/33	3,701,396	3,780,098
6.500%, 1/25/34	3,610,216	3,687,380
Government National Mortgage Association
5.500%, 10/20/27 IO	1,194,820	10,560

		68,507,515

Foreign Governments (2.4%)
Egypt Government AID Bonds
4.450%, 9/15/15	10,020,000	10,825,107
Federative Republic of Brazil
8.000%, 1/15/18	5,266,000	5,881,595
Trinidad & Tobago Government International Bond
5.875%, 5/17/27§	3,000,000	2,430,000
United Mexican States
5.519%, 1/13/09(l)^	7,125,000	7,125,000
8.000%, 9/24/22	2,425,000	2,843,313

		29,105,015

U.S. Government Agencies (46.7%)
Federal Home Loan Mortgage Corp.
5.000%, 7/15/14	2,695,000	3,036,138
5.125%, 10/18/16	6,170,000	7,001,772
4.875%, 6/13/18	20,685,000	23,773,064
6.750%, 3/15/31^	6,560,000	9,619,833
6.000%, 2/1/35	1,415,468	1,459,983
5.849%, 11/1/36(l)	2,309,110	2,362,536
5.417%, 6/1/37(l)	1,531,580	1,563,343
5.508%, 6/1/37(l)	14,279,064	14,597,722
5.565%, 6/1/37(l)	1,618,722	1,656,375
5.455%, 7/1/37(l)	2,612,961	2,671,111
5.500%, 8/1/37	743,181	761,518
5.500%, 10/1/37	9,423,384	9,655,896
5.500%, 4/1/38	39,956,437	40,942,317
5.500%, 1/15/39 TBA	6,808,000	6,967,566
6.000%, 1/15/39 TBA	68,515,000	70,570,450
Federal National Mortgage Association
4.750%, 3/12/10	17,400,000	18,126,450
6.250%, 2/1/11	30,950,000	32,795,951
4.625%, 5/1/13	17,125,000	17,741,671
3.875%, 7/12/13	5,390,000	5,719,852
4.125%, 4/15/14	2,965,000	3,202,058

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
4.875%, 12/15/16	$7,300,000	$8,156,976
5.500%, 12/1/22	10,091,070	10,410,488
5.500%, 3/1/23	1,175,435	1,212,642
4.500%, 4/1/23	1,721,518	1,762,096
4.500%, 5/1/23	3,242,080	3,318,501
5.500%, 8/1/23	11,267,360	11,622,885
6.500%, 2/1/35	1,422,352	1,479,246
6.000%, 3/1/36	26,036,198	26,838,734
6.500%, 8/1/36	4,087,303	4,250,156
6.500%, 12/1/36	4,000,300	4,159,687
6.500%, 10/1/37	3,308,726	3,440,558
6.500%, 12/1/37	9,187,789	9,553,348
4.500%, 1/25/24 TBA	30,955,000	31,632,141
5.000%, 1/25/24 TBA	42,250,000	43,359,063
5.500%, 1/25/24 TBA	5,083,000	5,233,904
6.000%, 1/25/24 TBA	7,290,000	7,558,819
4.500%, 1/25/39 TBA	8,550,000	8,664,895
6.000%, 1/25/39 TBA	13,525,000	13,922,297
6.500%, 1/25/39 TBA	32,025,000	33,255,977
Government National Mortgage Association
5.500%, 1/15/39 TBA	16,050,000	16,526,492
6.000%, 1/15/39 TBA	10,965,000	11,311,077
6.500%, 1/15/39 TBA	30,775,000	31,996,398

		563,891,986

U.S. Treasuries (18.0%)
U.S. Treasury Bonds
8.875%, 2/15/19#	1,010,000	1,552,717
7.250%, 8/15/22^	225,000	327,129
6.375%, 8/15/27#	5,445,000	7,968,420
6.125%, 11/15/27^	1,147,000	1,644,690
6.250%, 5/15/30	3,840,000	5,774,400
5.000%, 5/15/37	13,075,000	18,944,446
4.375%, 2/15/38	1,760,000	2,357,300
U.S. Treasury Notes
4.625%, 7/31/09#	885,000	907,022
3.250%, 12/31/09#^	1,800,000	1,851,399
3.500%, 2/15/10	70,000	72,488
2.125%, 4/30/10	1,925,000	1,971,019
4.500%, 5/15/10	925,000	976,779
2.750%, 7/31/10	4,970,000	5,148,612
2.875%, 1/31/13^	14,340,000	15,394,219
3.125%, 4/30/13^	1,955,000	2,116,135
3.500%, 5/31/13^	48,310,000	52,914,523
3.375%, 7/31/13	1,610,000	1,758,548
3.125%, 8/31/13^	1,910,000	2,059,368
3.125%, 9/30/13	14,150,000	15,267,624
2.750%, 10/31/13	5,785,000	6,150,178
2.000%, 11/30/13	5,380,000	5,519,546
3.875%, 5/15/18^	18,459,000	21,049,019
1.375%, 7/15/18 TIPS	9,296,000	8,731,580
4.000%, 8/15/18	2,355,000	2,719,474
3.750%, 11/15/18	29,805,000	33,740,154

		216,916,789

Total Government Securities		878,421,305

Total Long-Term Debt Securities (119.1%) (Cost $1,601,401,634)		1,437,590,303

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (1.1%)
Federal Farm Credit Bank
0.01%, 1/2/09 (o)(p)	$2,900,000	$2,899,998
Federal Home Loan Bank
0.00%, 1/2/09 (o)(p)	9,974,000	9,974,000

Total Government Securities		12,873,998

Short-Term Investments of Cash Collateral for Securities Loaned (3.6%)
CAM U.S. Finance S.A.U.
3.24%, 2/2/09 (l)	5,000,000	5,000,000
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	29,822,882	29,822,882
Merrill Lynch & Co., Inc.
1.94%, 5/8/09 (l)	4,000,000	3,927,616
Monumental Global Funding II
0.40%, 3/26/10 (l)	3,000,000	2,711,811
Tango Finance Corp.
0.37%, 6/25/09 (l)	1,999,641	1,987,801

Total Short-Term Investments of Cash Collateral for Securities Loaned		43,450,110

Total Short-Term Investments (4.7%) (Cost/Amortized Cost $56,696,522)		56,324,108

Total Investments (123.8%) (Cost/Amortized Cost $1,658,098,156)		1,493,914,411
Other Assets Less Liabilities (-23.8%)		(286,951,066)

Net Assets (100%)		$1,206,963,345

^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $6,807,991 or 0.6% of net assets) at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $73,037,641 or 6.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(b)	Illiquid Security.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2008.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

CMO —    Collateralized Mortgage Obligation

IO —        Interest Only

TBA —    Security is subject to delayed delivery.

TIPS —    Treasury Inflation Protected Security

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation/ (Depreciation)
Purchases
10 Year Swap Futures	1	March-09	$125,730	$129,469	$3,739
30 Day Federal Funds Rate	415	March-09	170,986,527	172,527,742	1,541,215
30 Day Federal Funds Rate	114	June-09	46,979,615	47,361,289	381,674
30 Day Federal Funds Rate	77	July-09	31,716,835	31,963,046	246,211
30 Day Federal Funds Rate	43	November-09	17,735,224	17,806,493	71,269
EURO-BOBL	197	March-09	31,565,256	31,822,929	257,673
EURODollar	89	March-09	21,807,810	22,014,150	206,340
EURODollar	31	June-09	7,572,837	7,662,425	89,588
EURODollar	31	September-09	7,559,449	7,652,737	93,288
EURODollar	31	December-09	7,544,937	7,640,338	95,401
EURODollar	31	March-10	7,536,412	7,631,425	95,013
EURODollar	31	June-10	7,516,649	7,615,150	98,501
EURODollar	492	September-10	119,866,237	120,632,250	766,013
EURODollar	31	December-10	7,566,037	7,585,700	19,663
EURO-SCHATZ	280	March-09	41,690,094	41,828,829	138,735
Japanese 10 Year Bond	17	March-09	26,091,931	26,277,330	185,399
U.S. 2 Year Treasury Notes	429	March-09	93,263,839	93,548,813	284,974

					$4,574,696

Sales
U.S. 10 Year Treasury Notes	233	March-09	$29,460,801	$29,299,750	$161,051
U.S. 5 Year Treasury Notes	436	March-09	50,740,225	51,907,844	(1,167,619)
U.S. Treasury Bonds	55	March-09	6,827,580	7,592,578	(764,998)

					$(1,771,566)

					$2,803,130

Options Written:

Options written through the year ended December 31, 2008 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2008	3,525	$3,941,753
Options Written	22,961	20,271,055
Options Terminated in Closing Purchase Transactions	(22,806)	(21,986,121)
Options Expired	(3,680)	(2,226,687)
Options Exercised	—	—

Options Outstanding - December 31, 2008	—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$1,487,106,420	$6,807,991	$1,493,914,411
Other Investments*	4,735,747	—	—	4,735,747

Total	$4,735,747	$1,487,106,420	$6,807,991	$1,498,650,158

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	1,932,617	—	—	1,932,617

Total	$1,932,617	$—	$—	$1,932,617

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$43,835,880	$—
Total gains or losses (realized/unrealized) included in earnings	(10,036,010)	—
Purchases, sales, issuances, and settlements (net)	(24,163,030)	—
Transfers in and/or out of Level 3	(2,828,849)	—

Balance as of 12/31/08	$6,807,991	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$(35,020,682)	$—

*Other	investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$8,584,041,582
Long-term U.S. Treasury securities	492,105,840

$9,076,147,422

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$9,630,526,336
Long-term U.S. Treasury securities	359,782,831

$9,990,309,167

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$44,600,125
Aggregate gross unrealized depreciation	(209,117,802)

Net unrealized depreciation	$(164,517,677)

Federal income tax cost of investments	$1,658,432,088

At December 31, 2008, the Portfolio had loaned securities with a total value of $44,839,857. This was secured by collateral of $43,822,523 which was received as cash and subsequently invested in short-term investments currently valued at $43,450,110, as reported in the portfolio of investments. The remaining collateral of $1,957,348 was received in the form of short-term pooled securities, which the Portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The components of the short-term pooled securities referenced above are as follows:

Securities	Coupon Range	Date Range
Federal Home Loan Bank	2.000% to 4.250%	5/13/09 to 11/20/09
Federal Home Loan Mortgage Corp.	0.000% to 7.500%	6/1/2019 to 12/1/38
Federal National Mortgage Association	0.000% to 6.500%	10/1/21 to 11/1/38
U.S. Treasury Bills	0.000%	1/15/09 to 12/17/09
U.S. Treasury Bonds	4.375% to 13.250%	5/15/14 to 2/15/38
U.S. Treasury Notes	4.000%	8/15/18

The Portfolio has a net capital loss carryforward of $72,339,097 of which $6,549,439 expires in the year 2015, and $65,849,658 expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (7.5%)
Auto Components (0.7%)
Johnson Controls, Inc.	112,860	$2,049,538

Diversified Consumer Services (0.7%)
ITT Educational Services, Inc.*	20,640	1,960,387

Hotels, Restaurants & Leisure (0.8%)
International Game Technology	52,810	627,911
Royal Caribbean Cruises Ltd.	118,490	1,629,237

		2,257,148

Media (5.1%)
News Corp., Class A	328,940	2,990,065
Time Warner Cable, Inc., Class A*	175,860	3,772,197
Time Warner, Inc.	360,860	3,630,252
Virgin Media, Inc.	99,450	496,255
Walt Disney Co.	191,410	4,343,093

		15,231,862

Specialty Retail (0.2%)
Advance Auto Parts, Inc.	21,980	739,627

Total Consumer Discretionary		22,238,562

Consumer Staples (9.6%)
Beverages (0.7%)
Coca-Cola Co.	43,960	1,990,069

Food & Staples Retailing (4.6%)
CVS Caremark Corp.	160,850	4,622,829
Safeway, Inc.	346,370	8,233,215
SYSCO Corp.	44,500	1,020,830

		13,876,874

Food Products (0.7%)
General Mills, Inc.	34,580	2,100,735

Household Products (3.0%)
Procter & Gamble Co.	142,890	8,833,460

Personal Products (0.2%)
Estee Lauder Cos., Inc., Class A	20,640	639,014

Tobacco (0.4%)
Altria Group, Inc.	78,100	1,176,186

Total Consumer Staples		28,616,338

Energy (15.9%)
Energy Equipment & Services (0.5%)
Baker Hughes, Inc.	16,890	541,663
Halliburton Co.	44,800	814,464

		1,356,127

Oil, Gas & Consumable Fuels (15.4%)
Anadarko Petroleum Corp.	18,500	713,175
Apache Corp.	30,020	2,237,391
Chevron Corp.	86,320	6,385,090
ConocoPhillips	13,510	699,818
Consol Energy, Inc.	28,420	812,243
Exxon Mobil Corp.	313,130	24,997,168
Hess Corp.	26,270	1,409,123
Marathon Oil Corp.	127,880	3,498,797
Occidental Petroleum Corp.	50,130	3,007,299

	Number of Shares	Value (Note 1)
Peabody Energy Corp.	28,410	$646,327
Williams Cos., Inc.	102,900	1,489,992

		45,896,423

Total Energy		47,252,550

Financials (24.5%)
Capital Markets (7.6%)
Goldman Sachs Group, Inc.	89,810	7,579,066
Merrill Lynch & Co., Inc.	88,730	1,032,817
Morgan Stanley	509,900	8,178,796
State Street Corp.	57,640	2,266,981
TD Ameritrade Holding Corp.*	249,100	3,549,675

		22,607,335

Commercial Banks (3.2%)
KeyCorp.	275,050	2,343,426
Wachovia Corp.	186,040	1,030,661
Wells Fargo & Co.	209,910	6,188,147

		9,562,234

Consumer Finance (2.9%)
Capital One Financial Corp.	81,500	2,599,035
SLM Corp.*	678,800	6,041,320

		8,640,355

Diversified Financial Services (3.2%)
Bank of America Corp.	447,669	6,303,179
CIT Group, Inc.	180,140	817,836
Citigroup, Inc.	345,420	2,317,768

		9,438,783

Insurance (5.3%)
ACE Ltd.	81,500	4,312,980
Assurant, Inc.	127,610	3,828,300
Genworth Financial, Inc., Class A	409,620	1,159,224
MetLife, Inc.	26,810	934,597
RenaissanceReinsurance Holdings Ltd.	34,050	1,755,618
Travelers Cos., Inc.	85,520	3,865,504

		15,856,223

Real Estate Investment Trusts (REITs) (1.4%)
Alexandria Real Estate Equities, Inc. (REIT)	20,700	1,249,038
Kimco Realty Corp. (REIT)	114,280	2,089,039
Vornado Realty Trust (REIT)	14,700	887,145

		4,225,222

Thrifts & Mortgage Finance (0.9%)
MGIC Investment Corp.^	775,560	2,698,949

Total Financials		73,029,101

Health Care (14.3%)
Biotechnology (1.4%)
Celgene Corp.*	28,420	1,571,057
Gilead Sciences, Inc.*	47,720	2,440,401

		4,011,458

Health Care Providers & Services (3.3%)
Aetna, Inc.	83,910	2,391,435
Cardinal Health, Inc.	41,280	1,422,922
McKesson Corp.	24,390	944,625
WellPoint, Inc.*	122,710	5,169,772

		9,928,754

Pharmaceuticals (9.6%)
Abbott Laboratories, Inc.	87,660	4,678,414
Bristol-Myers Squibb Co.	87,660	2,038,095
Merck & Co., Inc.	277,740	8,443,296

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Pfizer, Inc.	272,250	$4,821,548
Schering-Plough Corp.	290,070	4,939,892
Wyeth	94,100	3,529,691

		28,450,936

Total Health Care		42,391,148

Industrials (7.8%)
Aerospace & Defense (2.6%)
Boeing Co.	18,230	777,874
Honeywell International, Inc.	104,820	3,441,240
Precision Castparts Corp.	12,870	765,508
Spirit AeroSystems Holdings, Inc., Class A*	135,910	1,382,205
United Technologies Corp.	26,540	1,422,544

		7,789,371

Commercial Services & Supplies (0.4%)
Republic Services, Inc.	45,200	1,120,508

Industrial Conglomerates (1.9%)
General Electric Co.	346,340	5,610,708

Machinery (1.4%)
Joy Global, Inc.	109,530	2,507,142
Kennametal, Inc.	73,190	1,624,086

		4,131,228

Road & Rail (1.5%)
Hertz Global Holdings, Inc.*	192,470	975,823
Norfolk Southern Corp.	75,060	3,531,573

		4,507,396

Total Industrials		23,159,211

Information Technology (6.0%)
Communications Equipment (2.7%)
Cisco Systems, Inc.*	323,310	5,269,953
Corning, Inc.	307,220	2,927,806

		8,197,759

Computers & Peripherals (0.4%)
NetApp, Inc.*	82,300	1,149,731

Electronic Equipment, Instruments & Components (0.6%)
Avnet, Inc.*	44,770	815,262
Tyco Electronics Ltd.	52,540	851,673

		1,666,935

Internet Software & Services (0.3%)
Google, Inc., Class A*	2,680	824,502

Semiconductors & Semiconductor Equipment (0.4%)
Lam Research Corp.*	25,200	536,256
Xilinx, Inc.	32,700	582,714

		1,118,970

Software (1.6%)
CA, Inc.	84,710	1,569,676
Microsoft Corp.	58,710	1,141,323
Symantec Corp.*	157,900	2,134,808

		4,845,807

Total Information Technology		17,803,704

Materials (2.8%)
Chemicals (1.8%)
Air Products & Chemicals, Inc.	36,710	1,845,412
Dow Chemical Co.	116,080	1,751,647

	Number of Shares	Value (Note 1)
Rohm & Haas Co.	29,220	$1,805,504

		5,402,563

Containers & Packaging (0.7%)
Ball Corp.	52,280	2,174,325

Paper & Forest Products (0.3%J
Domtar Corp.*	442,368	738,754

Total Materials		8,315,642

Telecommunication Services (5.9%)
Diversified Telecommunication Services (5.9%)
Verizon Communications, Inc.	518,270	17,569,353

Total Telecommunication Services		17,569,353

Utilities (5.3%)
Electric Utilities (4.5%)
American Electric Power Co., Inc.	115,810	3,854,157
Edison International	90,340	2,901,721
Exelon Corp.	49,060	2,728,226
FirstEnergy Corp.	35,390	1,719,246
NV Energy, Inc.	234,300	2,317,227

		13,520,577

Multi-Utilities (0.8%)
CMS Energy Corp.	228,940	2,314,584

Total Utilities		15,835,161

Total Common Stocks (99.6%) (Cost $405,425,666)		296,210,770

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.2%)
Federal Home Loan Bank
0.00%, 1/2/09 (o)(p)	$667,000	667,000

Short-Term Investment of Cash Collateral for Securities Loaned (0.5%)
Goldman Sachs & Co., Repurchase Agreement 0.06%, 1/2/09 (r)(v)	1,483,927	1,483,927

Total Short-Term Investments (0.7%) (Amortized Cost $2,150,927)		2,150,927

Total Investments (100.3%) (Cost $407,576,593)		298,361,697
Other Assets Less Liabilities (-0.3%)		(886,273)

Net Assets (100%)		$297,475,424

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(o)	Discount Note Security. Effective rate calculated as of December 31, 2008.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$296,210,770	$2,150,927	$—	$298,361,697
Other Investments*	—	—	—	—

Total	$296,210,770	$2,150,927	$—	$298,361,697

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other	investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$428,771,741
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$457,905,391

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,088,842
Aggregate gross unrealized depreciation	(133,277,035)

Net unrealized depreciation	$(125,188,193)

Federal income tax cost of investments	$423,549,890

At December 31, 2008, the Portfolio had loaned securities with a total value of $1,588,944. This was secured by collateral of $1,483,927 which was received as cash and subsequently invested in short-term investments currently valued at $1,483,927 as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

For the year ended December 31, 2008, the Portfolio incurred approximately $9,526 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $80,705,860 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.8%)
Auto Components (0.1%)
Goodyear Tire & Rubber Co.*	22,009	$131,394
Johnson Controls, Inc.	57,755	1,048,831

		1,180,225

Automobiles (0.1%)
Ford Motor Co.*	238,684	546,586
General Motors Corp.	60,549	193,757
Harley-Davidson, Inc.	23,122	392,380

		1,132,723

Distributors (0.0%)
Genuine Parts Co.	15,882	601,292

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	10,602	812,325
H&R Block, Inc.	33,681	765,233

		1,577,558

Hotels, Restaurants & Leisure (1.3%)
Carnival Corp.	42,819	1,041,358
Darden Restaurants, Inc.	13,501	380,458
Intercontinental Hotels Group plc (ADR)	554,082	4,637,666
International Game Technology	30,691	364,916
Marriott International, Inc., Class A	27,987	544,347
McDonald’s Corp.	108,183	6,727,901
Starbucks Corp.*	73,413	694,487
Starwood Hotels & Resorts Worldwide, Inc.	18,592	332,797
Wyndham Worldwide Corp.	16,654	109,084
Wynn Resorts Ltd.*	5,808	245,446
Yum! Brands, Inc.	45,393	1,429,880

		16,508,340

Household Durables (0.2%)
Black & Decker Corp.	5,772	241,327
Centex Corp.	11,291	120,136
D.R. Horton, Inc.	25,062	177,188
Fortune Brands, Inc.	14,168	584,855
Harman International Industries, Inc.	5,358	89,639
KB Home	7,890	107,462
Leggett & Platt, Inc.	14,462	219,678
Lennar Corp., Class A	14,847	128,724
Newell Rubbermaid, Inc.	26,386	258,055
Pulte Homes, Inc.	19,385	211,878
Snap-On, Inc.	5,268	207,454
Stanley Works	7,070	241,087
Whirlpool Corp.	7,505	310,332

		2,897,815

Internet & Catalog Retail (0.1%)
Amazon.com, Inc.*	30,872	1,583,116
Expedia, Inc.*	18,196	149,935

		1,733,051

Leisure Equipment & Products (0.1%)
Eastman Kodak Co.	25,810	169,830
Hasbro, Inc.	12,401	361,737
Mattel, Inc.	33,459	535,344

		1,066,911

Media (3.5%)
CBS Corp., Class B	66,576	545,258
Comcast Corp., Class A	281,876	4,758,067
DIRECTV Group, Inc.*	53,832	1,233,291
Gannett Co., Inc.	20,596	164,768

	Number of Shares	Value (Note 1)
Interpublic Group of Cos., Inc.*	41,565	$164,597
McGraw-Hill Cos., Inc.	29,919	693,822
Meredith Corp.	2,912	49,853
New York Times Co., Class A	10,803	79,186
News Corp., Class A	1,757,149	15,972,484
Omnicom Group, Inc.	30,696	826,336
Scripps Networks Interactive, Inc., Class A	9,021	198,462
Time Warner, Inc.	349,719	3,518,173
Viacom, Inc., Class B*	660,949	12,597,688
Walt Disney Co.	181,251	4,112,585
Washington Post Co., Class B	542	211,516

		45,126,086

Multiline Retail (1.1%)
Big Lots, Inc.*	7,435	107,733
Family Dollar Stores, Inc.	13,269	345,923
J.C. Penney Co., Inc.	21,751	428,495
Kohl’s Corp.*	29,239	1,058,452
Macy’s, Inc.	41,799	432,620
Nordstrom, Inc.	16,589	220,799
Sears Holdings Corp.*	5,852	227,467
Target Corp.	351,532	12,138,400

		14,959,889

Specialty Retail (1.9%)
Abercrombie & Fitch Co., Class A	7,554	174,271
AutoNation, Inc.*	9,403	92,902
AutoZone, Inc.*	3,755	523,710
Bed Bath & Beyond, Inc.*	25,637	651,693
Best Buy Co., Inc.	33,528	942,472
GameStop Corp., Class A*	16,314	353,361
Gap, Inc.	44,405	594,583
Home Depot, Inc.	165,137	3,801,454
Limited Brands, Inc.	25,562	256,642
Lowe’s Cos., Inc.	670,877	14,437,273
Office Depot, Inc.*	25,761	76,768
RadioShack Corp.	11,996	143,232
Sherwin-Williams Co.	9,326	557,228
Staples, Inc.	68,843	1,233,667
Tiffany & Co.	12,616	298,116
TJX Cos., Inc.	39,448	811,445

		24,948,817

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.*	31,839	661,296
Jones Apparel Group, Inc.	7,451	43,663
NIKE, Inc., Class B	38,453	1,961,103
Polo Ralph Lauren Corp.	5,172	234,860
VF Corp.	8,504	465,764

		3,366,686

Total Consumer Discretionary		115,099,393

Consumer Staples (11.3%)
Beverages (4.0%)
Brown-Forman Corp., Class B	9,286	478,136
Coca-Cola Co.	566,630	25,651,340
Coca-Cola Enterprises, Inc.	31,621	380,401
Constellation Brands, Inc., Class A*	18,643	294,000
Dr. Pepper Snapple Group, Inc.*	24,041	390,666
Molson Coors Brewing Co., Class B	14,835	725,728
Pepsi Bottling Group, Inc.	12,481	280,947

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
PepsiCo, Inc.	440,185	$24,108,933

		52,310,151

Food & Staples Retailing (3.3%)
Costco Wholesale Corp.	42,211	2,216,078
CVS Caremark Corp.	747,823	21,492,433
Kroger Co.	64,159	1,694,439
Safeway, Inc.	42,538	1,011,128
SUPERVALU, Inc.	19,033	277,882
SYSCO Corp.	58,263	1,336,553
Walgreen Co.	95,666	2,360,080
Wal-Mart Stores, Inc.	217,110	12,171,187
Whole Foods Market, Inc.	12,756	120,417

		42,680,197

Food Products (1.0%)
Archer-Daniels-Midland Co.	61,776	1,781,002
Campbell Soup Co.	19,931	598,129
ConAgra Foods, Inc.	42,690	704,385
Dean Foods Co.*	14,808	266,100
General Mills, Inc.	32,074	1,948,496
H.J. Heinz Co.	30,304	1,139,430
Hershey Co.	16,447	571,369
JM Smucker Co.	11,172	484,418
Kellogg Co.	24,306	1,065,818
Kraft Foods, Inc., Class A	142,925	3,837,536
McCormick & Co., Inc. (Non-Voting)	12,241	389,998
Sara Lee Corp.	66,606	652,073
Tyson Foods, Inc., Class A	30,637	268,380

		13,707,134

Household Products (1.8%)
Clorox Co.	13,792	766,283
Colgate-Palmolive Co.	48,703	3,338,104
Kimberly-Clark Corp.	40,464	2,134,071
Procter & Gamble Co.	290,397	17,952,343

		24,190,801

Personal Products (0.1%)
Avon Products, Inc.	41,616	1,000,032
Estee Lauder Cos., Inc., Class A	11,631	360,096

		1,360,128

Tobacco (1.1%)
Altria Group, Inc.	201,428	3,033,506
Lorillard, Inc.	16,935	954,287
Philip Morris International, Inc.	196,244	8,538,576
Reynolds American, Inc.	16,007	645,242
UST, Inc.	14,362	996,436

		14,168,047

Total Consumer Staples		148,416,458

Energy (11.8%)
Energy Equipment & Services (1.8%)
Baker Hughes, Inc.	416,971	13,372,260
BJ Services Co.	28,027	327,075
Cameron International Corp.*	20,245	415,022
ENSCO International, Inc.	13,973	396,693
Halliburton Co.	87,698	1,594,350
Nabors Industries Ltd.*	27,536	329,606
National Oilwell Varco, Inc.*	40,708	994,903
Noble Corp.	25,358	560,158
Rowan Cos., Inc.	10,278	163,420
Schlumberger Ltd.	115,793	4,901,518
Smith International, Inc.	21,577	493,898

	Number of Shares	Value (Note 1)
Weatherford International Ltd.*	65,547	$709,219

		24,258,122

Oil, Gas & Consumable Fuels (10.0%)
Anadarko Petroleum Corp.	44,691	1,722,838
Apache Corp.	32,300	2,407,319
Cabot Oil & Gas Corp.	9,319	242,294
Chesapeake Energy Corp.	53,546	865,839
Chevron Corp.	197,640	14,619,431
ConocoPhillips	144,684	7,494,631
Consol Energy, Inc.	17,349	495,835
Devon Energy Corp.	43,225	2,840,315
El Paso Corp.	65,045	509,302
EOG Resources, Inc.	24,500	1,631,210
Exxon Mobil Corp.	494,463	39,472,981
Hess Corp.	27,441	1,471,935
Marathon Oil Corp.	434,003	11,874,322
Massey Energy Co.	7,679	105,894
Murphy Oil Corp.	18,912	838,747
Noble Energy, Inc.	17,145	843,877
Occidental Petroleum Corp.	407,894	24,469,561
Peabody Energy Corp.	25,621	582,878
Pioneer Natural Resources Co.	10,734	173,676
Range Resources Corp.	14,629	503,091
Southwestern Energy Co.*	33,431	968,496
Spectra Energy Corp.	60,174	947,139
Sunoco, Inc.	11,078	481,450
Tesoro Corp.	12,743	167,825
Total S.A. (ADR)	196,000	10,838,800
Valero Energy Corp.	50,322	1,088,968
Williams Cos., Inc.	57,459	832,006
XTO Energy, Inc.	56,359	1,987,782

		130,478,442

Total Energy		154,736,564

Financials (11.6%)
Capital Markets (1.4%)
American Capital Ltd.	17,916	58,048
Ameriprise Financial, Inc.	21,348	498,689
Bank of New York Mellon Corp.	112,195	3,178,484
Charles Schwab Corp.	89,472	1,446,762
E*TRADE Financial Corp.*	50,395	57,954
Federated Investors, Inc., Class B	7,943	134,713
Franklin Resources, Inc.	14,934	952,491
Goldman Sachs Group, Inc.	43,050	3,632,989
Invesco Ltd.	37,809	545,962
Janus Capital Group, Inc.	14,520	116,596
Legg Mason, Inc.	13,635	298,743
Merrill Lynch & Co., Inc.	156,567	1,822,440
Morgan Stanley	103,165	1,654,767
Northern Trust Corp.	21,216	1,106,202
State Street Corp.	42,366	1,666,255
T. Rowe Price Group, Inc.	24,949	884,193

		18,055,288

Commercial Banks (2.8%)
BB&T Corp.	54,421	1,494,401
Comerica, Inc.	15,133	300,390
Fifth Third Bancorp	53,490	441,827
First Horizon National Corp.	21,285	224,982
Huntington Bancshares, Inc./Ohio	37,269	285,481
KeyCorp	48,337	411,831
M&T Bank Corp.	7,301	419,150
Marshall & Ilsley Corp.	24,642	336,117
National City Corp.	194,320	351,719

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
PNC Financial Services Group, Inc.	34,145	$1,673,105
Regions Financial Corp.	65,537	521,674
SunTrust Banks, Inc.	34,409	1,016,442
U.S. Bancorp	170,535	4,265,080
Wachovia Corp.	208,780	1,156,641
Wells Fargo & Co.	771,397	22,740,784
Zions Bancorporation	10,911	267,429

		35,907,053

Consumer Finance (1.0%)
American Express Co.	112,132	2,080,049
Capital One Financial Corp.	335,228	10,690,421
Discover Financial Services	46,776	445,775
SLM Corp.*	45,816	407,762

		13,624,007

Diversified Financial Services (3.1%)
Bank of America Corp.	660,447	9,299,094
CIT Group, Inc.	29,077	132,009
Citigroup, Inc.	529,943	3,555,917
CME Group, Inc.	6,495	1,351,674
IntercontinentalExchange, Inc.*	7,334	604,615
JPMorgan Chase & Co.	750,330	23,657,905
Leucadia National Corp.*	17,952	355,450
Moody’s Corp.	19,540	392,559
NASDAQ OMX Group, Inc.*	12,992	321,032
NYSE Euronext, Inc.	26,070	713,797

		40,384,052

Insurance (2.6%)
ACE Ltd.	254,650	13,476,078
Aflac, Inc.	45,408	2,081,503
Allstate Corp.	52,290	1,713,021
American International Group, Inc.	254,227	399,136
Aon Corp.	26,967	1,231,853
Assurant, Inc.	11,876	356,280
Chubb Corp.	34,387	1,753,737
Cincinnati Financial Corp.	15,402	447,736
Genworth Financial, Inc., Class A	37,277	105,494
Hartford Financial Services Group, Inc.	29,953	491,828
Lincoln National Corp.	25,655	483,340
Loews Corp.	35,436	1,001,067
Marsh & McLennan Cos., Inc.	49,640	1,204,763
MBIA, Inc.*	17,998	73,252
MetLife, Inc.	77,272	2,693,702
Principal Financial Group, Inc.	25,746	581,087
Progressive Corp.	64,935	961,687
Prudential Financial, Inc.	41,054	1,242,294
Torchmark Corp.	8,686	388,264
Travelers Cos., Inc.	57,094	2,580,649
Unum Group	33,687	626,578
XL Capital Ltd., Class A	34,424	127,369

		34,020,718

Real Estate Investment Trusts (REITs) (0.6%)
Apartment Investment & Management Co. (REIT), Class A	11,653	134,592
AvalonBay Communities, Inc. (REIT)	7,574	458,833
Boston Properties, Inc. (REIT)	11,308	621,940
Developers Diversified Realty Corp. (REIT)	10,957	53,470
Equity Residential (REIT)	26,163	780,181
HCP, Inc. (REIT)	23,787	660,565
Host Hotels & Resorts, Inc. (REIT)	49,408	374,019
Kimco Realty Corp. (REIT)	22,669	414,389
Plum Creek Timber Co., Inc. (REIT)	16,847	585,265

	Number of Shares	Value (Note 1)
ProLogis (REIT)	27,152	$377,141
Public Storage (REIT)	12,286	976,737
Simon Property Group, Inc. (REIT)	21,832	1,159,934
Vornado Realty Trust (REIT)	13,700	826,795

		7,423,861

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	21,964	94,885

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	50,028	798,447
People’s United Financial, Inc.	32,721	583,415
Sovereign Bancorp, Inc.*	49,418	147,266

		1,529,128

Total Financials		151,038,992

Health Care (13.1%)
Biotechnology (1.2%)
Amgen, Inc.*	102,862	5,940,280
Biogen Idec, Inc.*	28,036	1,335,355
Celgene Corp.*	44,163	2,441,331
Cephalon, Inc.*	6,430	495,367
Genzyme Corp.*	26,464	1,756,416
Gilead Sciences, Inc.*	89,395	4,571,660

		16,540,409

Health Care Equipment & Supplies (1.3%)
Baxter International, Inc.	60,490	3,241,659
Becton, Dickinson & Co.	23,329	1,595,470
Boston Scientific Corp.*	145,829	1,128,717
C.R. Bard, Inc.	9,557	805,273
Covidien Ltd.	49,300	1,786,632
Dentsply International, Inc.	14,097	398,099
Hospira, Inc.*	15,094	404,821
Intuitive Surgical, Inc.*	3,676	466,815
Medtronic, Inc.	108,680	3,414,726
St. Jude Medical, Inc.*	33,397	1,100,765
Stryker Corp.	24,133	964,114
Varian Medical Systems, Inc.*	12,206	427,698
Zimmer Holdings, Inc.*	22,179	896,475

		16,631,264

Health Care Providers & Services (1.2%)
Aetna, Inc.	44,790	1,276,515
AmerisourceBergen Corp.	14,995	534,722
Cardinal Health, Inc.	34,900	1,203,003
CIGNA Corp.	26,166	440,897
Coventry Health Care, Inc.*	13,441	200,002
DaVita, Inc.*	9,685	480,085
Express Scripts, Inc.*	23,826	1,309,953
Humana, Inc.*	16,878	629,212
Laboratory Corp. of America Holdings*	10,871	700,201
McKesson Corp.	26,935	1,043,193
Medco Health Solutions, Inc.*	49,058	2,056,021
Patterson Cos., Inc.*	8,361	156,769
Quest Diagnostics, Inc	15,290	793,704
Tenet Healthcare Corp.*	37,988	43,686
UnitedHealth Group, Inc.	117,579	3,127,601
WellPoint, Inc.*	49,908	2,102,624

		16,098,188

Health Care Technology (0.0%)
IMS Health, Inc.	16,384	248,381

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Life Sciences Tools & Services (0.2%)
Life Technologies Corp.*	17,523	$408,461
Millipore Corp.*	4,954	255,230
PerkinElmer, Inc.	10,424	144,998
Thermo Fisher Scientific, Inc.*	40,500	1,379,835
Waters Corp.*	9,407	344,767

		2,533,291

Pharmaceuticals (9.2%)
Abbott Laboratories, Inc.	150,492	8,031,758
Allergan, Inc.	29,875	1,204,560
Bristol-Myers Squibb Co.	192,383	4,472,905
Eli Lilly & Co.	97,676	3,933,413
Forest Laboratories, Inc.*	29,459	750,321
Johnson & Johnson	627,727	37,556,906
King Pharmaceuticals, Inc.*	22,318	237,017
Merck & Co., Inc.	205,306	6,241,302
Mylan, Inc.*	27,649	273,449
Pfizer, Inc.	656,157	11,620,540
Schering-Plough Corp.	747,684	12,733,059
Watson Pharmaceuticals, Inc.*	9,503	252,495
Wyeth	867,295	32,532,235

		119,839,960

Total Health Care		171,891,493

Industrials (8.3%)
Aerospace & Defense (2.5%)
Boeing Co.	71,342	3,044,163
General Dynamics Corp.	37,895	2,182,373
Goodrich Corp.	11,782	436,170
Honeywell International, Inc.	399,168	13,104,685
L-3 Communications Holdings, Inc.	11,424	842,863
Lockheed Martin Corp.	32,162	2,704,181
Northrop Grumman Corp.	31,760	1,430,470
Precision Castparts Corp.	13,823	822,192
Raytheon Co.	40,644	2,074,470
Rockwell Collins, Inc.	15,077	589,360
United Technologies Corp.	92,337	4,949,263

		32,180,190

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	15,989	879,875
Expeditors International of Washington, Inc.	20,092	668,461
FedEx Corp.	30,443	1,952,918
United Parcel Service, Inc., Class B	97,313	5,367,785

		8,869,039

Airlines (0.0%)
Southwest Airlines Co.	71,628	617,433

Building Products (0.3%)
Masco Corp.	364,655	4,058,610

Commercial Services & Supplies (0.3%)
Avery Dennison Corp.	10,595	346,774
Cintas Corp.	12,612	292,977
Pitney Bowes, Inc.	19,302	491,815
R.R. Donnelley & Sons Co.	18,776	254,978
Republic Services, Inc.	30,969	767,721
Stericycle, Inc.*	7,971	415,130
Waste Management, Inc.	47,385	1,570,339

		4,139,734

Construction & Engineering (0.1%)
Fluor Corp.	17,246	773,828

	Number of Shares	Value (Note 1)
Jacobs Engineering Group, Inc.*	11,915	$573,112

		1,346,940

Electrical Equipment (0.3%)
Cooper Industries Ltd., Class A	16,176	472,824
Emerson Electric Co.	75,019	2,746,446
Rockwell Automation, Inc.	13,832	445,944

		3,665,214

Industrial Conglomerates (1.7%)
3M Co.	67,043	3,857,654
General Electric Co.	1,021,510	16,548,462
Textron, Inc.	24,449	339,108
Tyco International Ltd.	45,613	985,241

		21,730,465

Machinery (0.9%)
Caterpillar, Inc.	58,989	2,635,039
Cummins, Inc.	19,222	513,804
Danaher Corp.	24,732	1,400,079
Deere & Co.	41,245	1,580,508
Dover Corp.	17,750	584,330
Eaton Corp.	15,663	778,608
Flowserve Corp.	5,181	266,821
Illinois Tool Works, Inc.	38,720	1,357,136
Ingersoll-Rand Co., Ltd., Class A	29,583	513,265
ITT Corp.	17,119	787,303
Manitowoc Co., Inc.	12,034	104,214
PACCAR, Inc.	34,912	998,483
Pall Corp.	11,848	336,839
Parker Hannifin Corp.	15,611	664,092

		12,520,521

Professional Services (0.1%)
Dun & Bradstreet Corp.	5,100	393,720
Equifax, Inc.	12,680	336,273
Monster Worldwide, Inc.*	11,285	136,436
Robert Half International, Inc.	14,878	309,760

		1,176,189

Road & Rail (1.3%)
Burlington Northern Santa Fe Corp.	27,539	2,084,978
CSX Corp.	322,063	10,457,386
Norfolk Southern Corp.	35,844	1,686,460
Ryder System, Inc.	4,923	190,914
Union Pacific Corp.	49,332	2,358,069

		16,777,807

Trading Companies & Distributors (0.1%)
Fastenal Co.	12,620	439,807
W.W. Grainger, Inc.	6,146	484,551

		924,358

Total Industrials		108,006,500

Information Technology (13.5%)
Communications Equipment (3.7%)
Ciena Corp.*	7,367	49,359
Cisco Systems, Inc.*	1,589,523	25,909,225
Corning, Inc.	152,567	1,453,963
Harris Corp.	12,722	484,072
JDS Uniphase Corp.*	19,837	72,405
Juniper Networks, Inc.*	51,254	897,457
Motorola, Inc.	221,706	982,158
Nortel Networks Corp.*	960	250
QUALCOMM, Inc.	507,255	18,174,947
Tellabs, Inc.*	36,271	149,436

		48,173,272

Computers & Peripherals (3.7%)
Apple, Inc.*	86,254	7,361,779

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Dell, Inc.*	166,269	$1,702,595
EMC Corp.*	200,884	2,103,256
Hewlett-Packard Co.	693,398	25,163,413
International Business Machines Corp.	130,534	10,985,741
Lexmark International, Inc., Class A*	8,013	215,550
NetApp, Inc.*	32,050	447,739
QLogic Corp.*	11,810	158,726
SanDisk Corp.*	20,460	196,416
Sun Microsystems, Inc.*	76,788	293,330
Teradata Corp.*	17,276	256,203

		48,884,748

Electronic Equipment, Instruments & Components (0.2%)
Agilent Technologies, Inc.*	33,698	526,700
Amphenol Corp., Class A	16,646	399,171
Flir Systems, Inc.*	13,400	411,112
Jabil Circuit, Inc.	19,032	128,466
Molex, Inc.	12,928	187,327
Tyco Electronics Ltd.	45,541	738,219

		2,390,995

Internet Software & Services (0.8%)
Akamai Technologies, Inc.*	15,432	232,869
eBay, Inc.*	105,476	1,472,445
Google, Inc., Class A*	23,226	7,145,479
VeriSign, Inc.*	18,365	350,404
Yahoo!, Inc.*	136,329	1,663,214

		10,864,411

IT Services (0.6%)
Affiliated Computer Services, Inc., Class A*	9,239	424,532
Automatic Data Processing, Inc.	49,773	1,958,070
Cognizant Technology Solutions Corp., Class A*	28,404	512,976
Computer Sciences Corp.*	14,830	521,126
Convergys Corp.*	11,247	72,093
Fidelity National Information Services, Inc.	18,053	293,722
Fiserv, Inc.*	15,507	563,990
Mastercard, Inc., Class A	7,098	1,014,517
Paychex, Inc.	31,891	838,096
Total System Services, Inc.	18,957	265,398
Western Union Co.	71,338	1,022,987

		7,487,507

Office Electronics (0.1%)
Xerox Corp.	85,604	682,264

Semiconductors & Semiconductor Equipment (2.3%)
Advanced Micro Devices, Inc.*	56,015	120,992
Altera Corp.	28,505	476,319
Analog Devices, Inc.	28,813	548,023
Applied Materials, Inc.	129,846	1,315,340
Broadcom Corp., Class A*	44,217	750,362
Intel Corp.	540,605	7,925,269
KLA-Tencor Corp.	17,160	373,916
Linear Technology Corp.	20,582	455,274
LSI Corp.*	67,113	220,802
MEMC Electronic Materials, Inc.*	22,632	323,185
Microchip Technology, Inc.	18,500	361,305
Micron Technology, Inc.*	73,524	194,103
National Semiconductor Corp.	17,579	177,021
Novellus Systems, Inc.*	9,095	112,232
NVIDIA Corp.*	52,837	426,395
Teradyne, Inc.*	12,880	54,354

	Number of Shares	Value (Note 1)
Texas Instruments, Inc.	1,013,141	$15,723,948
Xilinx, Inc.	26,197	466,831

		30,025,671

Software (2.1%)
Adobe Systems, Inc.*	51,483	1,096,073
Autodesk, Inc.*	22,471	441,555
BMC Software, Inc.*	18,533	498,723
CA, Inc.	38,729	717,648
Citrix Systems, Inc.*	17,302	407,808
Compuware Corp.*	22,855	154,271
Electronic Arts, Inc.*	30,081	482,499
Intuit, Inc.*	30,254	719,743
McAfee, Inc.*	14,700	508,179
Microsoft Corp.	744,188	14,467,015
Novell, Inc.*	31,730	123,430
Oracle Corp.*	380,204	6,741,017
Salesforce.com, Inc.*	9,953	318,596
Symantec Corp.*	81,829	1,106,328

		27,782,885

Total Information Technology		176,291,753

Materials (3.2%)
Chemicals (2.0%)
Air Products & Chemicals, Inc.	20,593	1,035,210
CF Industries Holdings, Inc.	5,360	263,498
Dow Chemical Co.	90,733	1,369,161
E.I. du Pont de Nemours & Co.	606,335	15,340,276
Eastman Chemical Co.	6,854	217,340
Ecolab, Inc.	17,262	606,759
International Flavors & Fragrances, Inc.	7,599	225,842
Monsanto Co.	53,418	3,757,956
PPG Industries, Inc.	15,460	655,968
Praxair, Inc.	30,007	1,781,216
Rohm & Haas Co.	12,346	762,859
Sigma-Aldrich Corp.	12,225	516,384

		26,532,469

Construction Materials (0.1%)
Vulcan Materials Co.	10,375	721,892

Containers & Packaging (0.1%)
Ball Corp.	9,566	397,850
Bemis Co., Inc.	9,066	214,683
Owens-Illinois, Inc.*	16,200	442,746
Pactiv Corp.*	11,796	293,485
Sealed Air Corp.	14,244	212,805

		1,561,569

Metals & Mining (0.9%)
AK Steel Holding Corp.	10,353	96,490
Alcoa, Inc.	76,563	862,099
Allegheny Technologies, Inc.	9,088	232,017
Freeport-McMoRan Copper & Gold, Inc.	37,706	921,535
Newmont Mining Corp.	187,690	7,638,983
Nucor Corp.	30,643	1,415,706
Titanium Metals Corp.	6,954	61,265
United States Steel Corp.	11,183	416,008

		11,644,103

Paper & Forest Products (0.1%)
International Paper Co.	40,443	477,227
MeadWestvaco Corp.	17,467	195,456

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Weyerhaeuser Co.	19,916	$609,629

		1,282,312

Total Materials		41,742,345

Telecommunication Services (3.5%)
Diversified Telecommunication Services (2.1%)
AT&T, Inc.	573,151	16,334,804
CenturyTel, Inc.	9,165	250,479
Embarq Corp.	13,502	485,532
Frontier Communications Corp.	30,225	264,166
Qwest Communications International, Inc.	140,695	512,130
Verizon Communications, Inc.	275,905	9,353,179
Windstream Corp.	41,763	384,220

		27,584,510

Wireless Telecommunication Services (1.4%)
American Tower Corp., Class A*	37,815	1,108,736
Sprint Nextel Corp.*	275,397	503,976
Vodafone Group plc (ADR)	830,450	16,974,398

		18,587,110

Total Telecommunication Services		46,171,620

Utilities (2.5%)
Electric Utilities (1.4%)
Allegheny Energy, Inc.	15,971	540,778
American Electric Power Co., Inc.	39,048	1,299,517
Duke Energy Corp.	123,864	1,859,199
Edison International	31,797	1,021,320
Entergy Corp.	18,360	1,526,267
Exelon Corp.	64,174	3,568,716
FirstEnergy Corp.	29,269	1,421,888
FPL Group, Inc.	39,963	2,011,338
Pepco Holdings, Inc.	20,366	361,700
Pinnacle West Capital Corp.	9,081	291,773
PPL Corp.	36,344	1,115,397
Progress Energy, Inc.	25,514	1,016,733
Southern Co.	75,561	2,795,757

		18,830,383

Gas Utilities (0.1%)
Equitable Resources, Inc.	12,500	419,375
Nicor, Inc.	4,089	142,052
Questar Corp.	17,408	569,067

		1,130,494

Independent Power Producers & Energy Traders (0.1%)
AES Corp.*	63,551	523,660
Constellation Energy Group, Inc.	16,620	416,996
Dynegy, Inc., Class A*	46,582	93,164

		1,033,820

Multi-Utilities (0.9%)
Ameren Corp.	20,320	675,843
CenterPoint Energy, Inc.	32,441	409,406
CMS Energy Corp.	20,312	205,354
Consolidated Edison, Inc.	26,659	1,037,835
Dominion Resources, Inc.	56,802	2,035,784
DTE Energy Co.	16,199	577,818
Integrys Energy Group, Inc.	7,279	312,852
NiSource, Inc.	26,127	286,613
PG&E Corp.	34,734	1,344,553
Public Service Enterprise Group, Inc.	49,173	1,434,376
SCANA Corp.	11,400	405,840
Sempra Energy	24,048	1,025,166
TECO Energy, Inc.	20,417	252,150
Wisconsin Energy Corp.	11,060	464,299

	Number of Shares	Value (Note 1)
Xcel Energy, Inc.	44,571	$826,792

		11,294,681

Total Utilities		32,289,378

Total Common Stocks (87.6%) (Cost $1,297,564,240)		1,145,684,496

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(9.9%)
iShares Morningstar Large Core Index Fund	350,656	18,977,503
iShares Morningstar Large Growth Index Fund	163,870	6,748,167
iShares Morningstar Large Value Index Fund	26,247	1,307,101
iShares NYSE 100 Index Fund	24,642	1,191,933
iShares Russell 1000 Growth Index Fund	619,817	22,970,418
iShares Russell 1000 Index Fund	177,639	8,700,758
iShares Russell 1000 Value Index Fund	12,336	610,879
iShares S&P 100 Index Fund	419,437	18,136,456
iShares S&P 500 Growth Index Fund	481,456	21,631,818
iShares S&P 500 Index Fund	294,960	26,676,182
iShares S&P 500 Value Index Fund	44,678	2,018,552

Total Investment Companies (9.9%) (Cost $148,325,056)		128,969,767

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.2%)
U.S. Treasury Bills
0.13%, 6/11/09 #(p)	$2,076,000	2,074,782

Time Deposit (2.5%)
JP Morgan Chase Nassau 0.001%, 1/2/09	33,284,452	33,284,452

Total Short-Term Investments (2.7%) (Cost/Amortized Cost $35,358,899)		35,359,234

Total Investments (100.2%) (Cost/Amortized Cost $1,481,248,195)		1,310,013,497
Other Assets Less Liabilities (-0.2%)		(2,729,674)

Net Assets (100%)		$1,307,283,823

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(p)	Yield to maturity.

Glossary:

ADR—    American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation
Purchase
S&P 500 E-Mini Index	398	March-09	$17,618,365	$17,911,990	$293,625

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$1,274,654,263	$35,359,234	$—	$1,310,013,497
Other Investments*	293,625	—	—	293,625

Total	$1,274,947,888	$35,359,234	$—	$1,310,307,122

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other	investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,406,575,599
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$194,695,440

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18,352,592
Aggregate gross unrealized depreciation	(216,030,454)

Net unrealized depreciation	$(197,677,862)

Federal income tax cost of investments	$1,507,691,359

For the year ended December 31, 2008, the Portfolio incurred approximately $8,172 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $11,418,100 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008 (Unaudited)

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.3%)
Auto Components (0.2%)
BorgWarner, Inc.	9,900	$215,523
Gentex Corp.	13,900	122,737
Goodyear Tire & Rubber Co.*	15,000	89,550
Johnson Controls, Inc.	8,800	159,808
WABCO Holdings, Inc.	6,300	99,477

		687,095

Automobiles (0.1%)
Harley-Davidson, Inc.	20,400	346,188
Thor Industries, Inc.	1,000	13,180

		359,368

Distributors (0.0%)
LKQ Corp.*	13,200	153,912

Diversified Consumer Services (0.7%)
Apollo Group, Inc., Class A*	12,500	957,750
Brink’s Home Security Holdings, Inc.*	3,900	85,488
DeVry, Inc.	6,000	344,460
H&R Block, Inc.	31,700	720,224
Hillenbrand, Inc.	6,000	100,080
ITT Educational Services, Inc.*^	3,800	360,924
Strayer Education, Inc.	1,400	300,174
Weight Watchers International, Inc.	3,000	88,260

		2,957,360

Hotels, Restaurants & Leisure (2.7%)
Boyd Gaming Corp.	600	2,838
Brinker International, Inc.	9,800	103,292
Burger King Holdings, Inc.	7,800	186,264
Carnival Corp.	8,700	211,584
Chipotle Mexican Grill, Inc., Class A*	3,200	198,336
Choice Hotels International, Inc.	1,000	30,060
Darden Restaurants, Inc.	13,600	383,248
International Game Technology	30,100	357,889
Interval Leisure Group, Inc.*	400	2,156
Las Vegas Sands Corp.*	10,200	60,486
Marriott International, Inc., Class A^	28,800	560,160
McDonald’s Corp.	100,300	6,237,657
MGM MIRAGE*	11,300	155,488
Orient-Express Hotels Ltd., Class A^	3,500	26,810
Panera Bread Co., Class A*	2,600	135,824
Penn National Gaming, Inc.*	7,200	153,936
Scientific Games Corp., Class A*	6,200	108,748
Starbucks Corp.*	71,000	671,660
Starwood Hotels & Resorts Worldwide, Inc.	18,200	325,780
Tim Hortons, Inc.	18,000	519,120
Wynn Resorts Ltd.*	5,600	236,656
Yum! Brands, Inc.	46,200	1,455,300

		12,123,292

Household Durables (0.1%)
Garmin Ltd.	12,500	239,625
Harman International Industries, Inc.	4,200	70,266
NVR, Inc.*	100	45,625
Pulte Homes, Inc.	4,800	52,464

		407,980

Internet & Catalog Retail (0.4%)
Amazon.com, Inc.*	30,700	1,574,296
HSN, Inc.*	400	2,908
priceline.com, Inc.*	3,800	279,870

	Number of Shares	Value (Note 1)
Ticketmaster Entertainment, Inc.*	400	$2,568

		1,859,642

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	5,000	145,850

Media (1.9%)
Central European Media Enterprises Ltd., Class A*^	3,500	76,020
Clear Channel Outdoor Holdings, Inc., Class A*	3,000	18,450
Comcast Corp., Class A	79,800	1,347,024
CTC Media, Inc.*	5,100	24,480
DIRECTV Group, Inc.*	58,100	1,331,071
DISH Network Corp., Class A*^	19,800	219,582
DreamWorks Animation SKG, Inc., Class A*	7,800	197,028
Interpublic Group of Cos., Inc.*^	39,400	156,024
John Wiley & Sons, Inc., Class A	3,900	138,762
Lamar Advertising Co., Class A*	7,500	94,200
Liberty Global, Inc., Class A*	15,200	241,984
Liberty Media Corp., Entertainment Series, Class A*	50,300	879,244
McGraw-Hill Cos., Inc.	15,600	361,764
Morningstar, Inc.*	1,600	56,800
News Corp., Class A	90,300	820,827
Omnicom Group, Inc.	28,900	777,988
Sirius XM Radio, Inc.*	289,600	34,752
Time Warner Cable, Inc., Class A*	7,500	160,875
Time Warner, Inc.	38,700	389,322
Viacom, Inc., Class B*	51,200	975,872
Walt Disney Co.	21,500	487,835
Warner Music Group Corp.	1,300	3,926

		8,793,830

Multiline Retail (0.9%)
Big Lots, Inc.*	7,900	114,471
Dollar Tree, Inc.*	8,800	367,840
Family Dollar Stores, Inc.	1,000	26,070
Kohl’s Corp.*	23,000	832,600
Nordstrom, Inc.	17,700	235,587
Target Corp.	71,200	2,458,536

		4,035,104

Specialty Retail (1.7%)
Abercrombie & Fitch Co., Class A	8,400	193,788
Advance Auto Parts, Inc.	9,300	312,945
American Eagle Outfitters, Inc.	11,800	110,448
AnnTaylor Stores Corp.*	2,100	12,117
AutoZone, Inc.*	3,800	529,986
Bed Bath & Beyond, Inc.*^	20,800	528,736
Best Buy Co., Inc.	32,600	916,386
CarMax, Inc.*	21,300	167,844
Dick’s Sporting Goods, Inc.*^	8,200	115,702
GameStop Corp., Class A*	15,900	344,394
Gap, Inc.	23,400	313,326
Guess?, Inc.	5,800	89,030
Limited Brands, Inc.	18,100	181,724
Lowe’s Cos., Inc.	7,100	152,792
O’Reilly Automotive, Inc.*	4,800	147,552
PetSmart, Inc.	12,400	228,780
Ross Stores, Inc.	13,000	386,490
Sherwin-Williams Co.	9,800	585,550
Staples, Inc.	58,200	1,042,944
Tiffany & Co.	12,300	290,649

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
TJX Cos., Inc.	41,400	$851,598
Urban Outfitters, Inc.*	11,000	164,780
Williams-Sonoma, Inc.	1,300	10,218

		7,677,779

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.*	33,300	691,641
Hanesbrands, Inc.*	9,100	116,025
NIKE, Inc., Class B	34,500	1,759,500
Phillips-Van Heusen Corp.	4,400	88,572
Polo Ralph Lauren Corp.	5,500	249,755

		2,905,493

Total Consumer Discretionary		42,106,705

Consumer Staples (13.8%)
Beverages (3.5%)
Brown-Forman Corp., Class B	7,500	386,175
Central European Distribution Corp.*	3,900	76,830
Coca-Cola Co.	159,700	7,229,619
Hansen Natural Corp.*	7,100	238,063
PepsiCo, Inc.	145,400	7,963,558

		15,894,245

Food & Staples Retailing (4.1%)
Costco Wholesale Corp.	42,300	2,220,750
CVS Caremark Corp.	75,300	2,164,122
Kroger Co.	28,500	752,685
SYSCO Corp.	58,600	1,344,284
Walgreen Co.	89,300	2,203,031
Wal-Mart Stores, Inc.	176,600	9,900,196
Whole Foods Market, Inc.	13,600	128,384

		18,713,452

Food Products (0.6%)
Campbell Soup Co.	10,600	318,106
Dean Foods Co.*	10,300	185,091
General Mills, Inc.	2,800	170,100
H.J. Heinz Co.	17,100	642,960
Hershey Co.	7,600	264,024
JM Smucker Co.	2,300	99,728
Kellogg Co.	13,900	609,515
McCormick & Co., Inc. (Non-Voting)	4,100	130,626
Tyson Foods, Inc., Class A	3,100	27,156

		2,447,306

Household Products (2.6%)
Church & Dwight Co., Inc.	6,500	364,780
Clorox Co.	4,200	233,352
Colgate-Palmolive Co.	49,600	3,399,584
Energizer Holdings, Inc.*^	5,600	303,184
Kimberly-Clark Corp.	16,800	886,032
Procter & Gamble Co.	109,100	6,744,562

		11,931,494

Personal Products (0.4%)
Alberto-Culver Co.	1,100	26,961
Avon Products, Inc.	41,600	999,648
Bare Escentuals, Inc.*	5,900	30,857
Estee Lauder Cos., Inc., Class A	9,500	294,120
Herbalife Ltd.	6,300	136,584
NBTY, Inc.*	2,500	39,125

		1,527,295

Tobacco (2.6%)
Altria Group, Inc.	152,800	2,301,168
Lorillard, Inc.	8,900	501,515

	Number of Shares	Value (Note 1)
Philip Morris International, Inc.	205,800	$8,954,358

		11,757,041

Total Consumer Staples		62,270,833

Energy (8.3%)
Energy Equipment & Services (3.2%)
Atwood Oceanics, Inc.*	5,400	82,512
Baker Hughes, Inc.	30,000	962,100
Cameron International Corp.*^	21,100	432,550
Diamond Offshore Drilling, Inc.	6,700	394,898
Dresser-Rand Group, Inc.*	8,300	143,175
ENSCO International, Inc.	13,100	371,909
FMC Technologies, Inc.*	12,500	297,875
Global Industries Ltd.*^	7,100	24,779
Halliburton Co.	85,000	1,545,300
Helix Energy Solutions Group, Inc.* .	700	5,068
IHS, Inc., Class A*	4,200	157,164
Key Energy Services, Inc.*	2,000	8,820
Nabors Industries Ltd.*	3,800	45,486
National Oilwell Varco, Inc.*	40,500	989,820
Noble Corp.	26,200	578,758
Oceaneering International, Inc.*	5,300	154,442
Oil States International, Inc.*	3,200	59,808
Patterson-UTI Energy, Inc.^	9,300	107,043
Pride International, Inc.*	11,700	186,966
Rowan Cos., Inc.	3,800	60,420
Schlumberger Ltd.	116,400	4,927,212
SEACOR Holdings, Inc.*	300	19,995
Smith International, Inc.	21,000	480,690
Superior Energy Services, Inc.*	7,800	124,254
TETRA Technologies, Inc.*	7,200	34,992
Tidewater, Inc.	300	12,081
Transocean Ltd.*	31,100	1,469,475
Unit Corp.*	3,500	93,520
Weatherford International Ltd.*	66,200	716,284

		14,487,396

Oil, Gas & Consumable Fuels (5.1%)
Alpha Natural Resources, Inc.*	6,800	110,092
Arch Coal, Inc.	14,000	228,060
Cabot Oil & Gas Corp.^	4,600	119,600
Chesapeake Energy Corp.	22,500	363,825
CNX Gas Corp.*	2,700	73,710
Consol Energy, Inc.	17,800	508,724
Continental Resources, Inc.*^	2,900	60,059
Denbury Resources, Inc.*	23,900	260,988
El Paso Corp.	14,600	114,318
Encore Acquisition Co.*	1,300	33,176
EOG Resources, Inc.	18,200	1,211,756
Exxon Mobil Corp.	95,400	7,615,782
Foundation Coal Holdings, Inc.	4,400	61,688
Frontier Oil Corp.	10,100	127,563
Frontline Ltd.^	4,700	139,167
Hess Corp.	27,400	1,469,736
Holly Corp.	4,100	74,743
Mariner Energy, Inc.*^	6,200	63,240
Massey Energy Co.	7,800	107,562
Murphy Oil Corp.	18,500	820,475
Noble Energy, Inc.	1,100	54,142
Occidental Petroleum Corp.	80,100	4,805,199
Patriot Coal Corp.*	7,500	46,875
Peabody Energy Corp.	26,500	602,875
Petrohawk Energy Corp.*	23,000	359,490
Plains Exploration & Production Co.*	9,500	220,780

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Quicksilver Resources, Inc.*	10,100	$56,257
Range Resources Corp	15,100	519,289
SandRidge Energy, Inc.*	10,100	62,115
Southwestern Energy Co.*	33,300	964,701
St. Mary Land & Exploration Co	2,400	48,744
Sunoco, Inc.	6,800	295,528
Tesoro Corp.	3,900	51,363
W&T Offshore, Inc.	2,900	41,528
Walter Industries, Inc.	5,400	94,554
Whiting Petroleum Corp.*	4,100	137,186
Williams Cos., Inc.	57,000	825,360
XTO Energy, Inc.	5,900	208,093

		22,958,343

Total Energy		37,445,739

Financials (3.6%)
Capital Markets (1.5%)
Affiliated Managers Group, Inc.*	4,000	167,680
BlackRock, Inc.	1,300	174,395
Charles Schwab Corp.^	91,100	1,473,087
E*TRADE Financial Corp.*	7,200	8,280
Eaton Vance Corp.	10,000	210,100
Federated Investors, Inc., Class B	8,500	144,160
Franklin Resources, Inc.	8,000	510,240
GLG Partners, Inc.	4,700	10,669
Goldman Sachs Group, Inc.^	4,100	345,999
Invesco Ltd.	4,700	67,868
Investment Technology Group, Inc.*	3,900	88,608
Janus Capital Group, Inc.	14,700	118,041
Lazard Ltd., Class A	7,400	220,076
MF Global Ltd.*^	4,300	8,772
Morgan Stanley	6,300	101,052
Northern Trust Corp.	19,400	1,011,516
SEI Investments Co.	13,100	205,801
State Street Corp.	11,000	432,630
T. Rowe Price Group, Inc.	25,300	896,632
TD Ameritrade Holding Corp.*	23,700	337,725
Waddell & Reed Financial, Inc., Class A	8,400	129,864

		6,663,195

Consumer Finance (0.4%)
American Express Co	82,400	1,528,520
SLM Corp.*^	40,300	358,670

		1,887,190

Diversified Financial Services (0.5%)
CME Group, Inc.	4,700	978,117
IntercontinentalExchange, Inc.*	6,900	568,836
MSCI, Inc., Class A*	4,200	74,592
NASDAQ OMX Group, Inc.*	7,200	177,912
NYSE Euronext, Inc.	15,500	424,390

		2,223,847

Insurance (0.6%)
Aflac, Inc.	46,400	2,126,976
Axis Capital Holdings Ltd.	3,400	99,008
Brown & Brown, Inc.^	2,700	56,430
Erie Indemnity Co., Class A	300	11,289
Prudential Financial, Inc.	7,300	220,898
Transatlantic Holdings, Inc.	600	24,036
W.R. Berkley Corp.	700	21,700

		2,560,337

Real Estate Investment Trusts (REITs) (0.5%)
Apartment Investment & Management Co. (REIT), Class A^	2,700	31,185

	Number of Shares	Value (Note 1)
Camden Property Trust (REIT)	3,300	$103,422
Digital Realty Trust, Inc. (REIT)	4,800	157,680
Essex Property Trust, Inc. (REIT)	600	46,050
Federal Realty Investment Trust (REIT)	1,700	105,536
General Growth Properties, Inc. (REIT)	11,600	14,964
HCP, Inc. (REIT)	2,900	80,533
Health Care REIT, Inc. (REIT)	1,100	46,420
Kilroy Realty Corp. (REIT)	300	10,038
Macerich Co. (REIT)	7,200	130,752
Nationwide Health Properties, Inc. (REIT)	800	22,976
Plum Creek Timber Co., Inc. (REIT)	5,400	187,596
Rayonier, Inc. (REIT)	900	28,215
Simon Property Group, Inc. (REIT)^	21,900	1,163,547
Taubman Centers, Inc. (REIT)	5,100	129,846
Ventas, Inc. (REIT)	2,200	73,854

		2,332,614

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	5,800	25,056
Forest City Enterprises, Inc., Class A^	7,200	48,240
St. Joe Co.*	7,600	184,832

		258,128

Thrifts & Mortgage Finance (0.1%)
Capitol Federal Financial^	800	36,480
Freddie Mac^	57,800	42,194
Hudson City Bancorp, Inc.^	17,500	279,300
Tree.com, Inc.*	100	260

		358,234

Total Financials		16,283,545

Health Care (14.9%)
Biotechnology (3.3%)
Abraxis Bioscience, Inc.*	700	46,144
Amylin Pharmaceuticals, Inc.*	13,300	144,305
Biogen Idec, Inc.*	28,300	1,347,929
BioMarin Pharmaceutical, Inc.*^	9,600	170,880
Celgene Corp.*	42,500	2,349,400
Cephalon, Inc.*	6,600	508,464
Genentech, Inc.*	45,300	3,755,823
Genzyme Corp.*	26,100	1,732,257
Gilead Sciences, Inc.*	90,000	4,602,600
Vertex Pharmaceuticals, Inc.*	14,600	443,548

		15,101,350

Health Care Equipment & Supplies (3.4%)
Advanced Medical Optics, Inc.*	4,300	28,423
Baxter International, Inc.	61,200	3,279,708
Beckman Coulter, Inc.	5,000	219,700
Becton, Dickinson & Co.	23,800	1,627,682
Boston Scientific Corp.*	9,400	72,756
C.R. Bard, Inc.	9,700	817,322
Dentsply International, Inc.^	14,500	409,480
Edwards Lifesciences Corp.*	5,400	296,730
Gen-Probe, Inc.*	5,300	227,052
Hill-Rom Holdings, Inc.^	800	13,168
Hologic, Inc.*	12,400	162,068
Hospira, Inc.*	2,200	59,004
Idexx Laboratories, Inc.*	5,900	212,872
Intuitive Surgical, Inc.*	3,800	482,562
Inverness Medical Innovations, Inc.*.	3,800	71,858
Kinetic Concepts, Inc.*	5,500	105,490

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Medtronic, Inc.	109,500	$3,440,490
ResMed, Inc.*	7,500	281,100
St. Jude Medical, Inc.*	33,100	1,090,976
Stryker Corp.	30,000	1,198,500
Varian Medical Systems, Inc.*	12,300	430,992
Zimmer Holdings, Inc.*	15,200	614,384

		15,142,317

Health Care Providers & Services (2.3%)
Aetna, Inc.	30,400	866,400
AmerisourceBergen Corp.	1,900	67,754
Cardinal Health, Inc.	26,000	896,220
CIGNA Corp.	3,800	64,030
Community Health Systems, Inc.*	2,100	30,618
Coventry Health Care, Inc.*	3,000	44,640
DaVita, Inc.*	8,500	421,345
Express Scripts, Inc.*	20,600	1,132,588
Health Management Associates, Inc., Class A*	15,700	28,103
Health Net, Inc.*	500	5,445
Henry Schein, Inc.*	8,200	300,858
Humana, Inc.*	9,400	350,432
Laboratory Corp. of America Holdings*	10,900	702,069
Lincare Holdings, Inc.*	6,500	175,045
McKesson Corp.	19,400	751,362
Medco Health Solutions, Inc.*	49,400	2,070,354
Omnicare, Inc.^	700	19,432
Patterson Cos., Inc.*	11,800	221,250
Pediatrix Medical Group, Inc.*	3,900	123,630
Quest Diagnostics, Inc.	12,700	659,257
Tenet Healthcare Corp.*^	26,400	30,360
UnitedHealth Group, Inc.	44,200	1,175,720
VCA Antech, Inc.*^	8,200	163,016
WellCare Health Plans, Inc.*	4,000	51,440
WellPoint, Inc.*	5,000	210,650

		10,562,018

Health Care Technology (0.1%)
Cerner Corp.*^	6,600	253,770
HLTH Corp.*	5,100	53,346
IMS Health, Inc.	3,800	57,608

		364,724

Life Sciences Tools & Services (0.6%)
Charles River Laboratories International, Inc.*	3,000	78,600
Covance, Inc.*	6,100	280,783
Illumina, Inc.*	11,900	309,995
Life Technologies Corp.*	10,205	237,878
Millipore Corp.*	5,400	278,208
PerkinElmer, Inc.	5,100	70,941
Pharmaceutical Product Development, Inc.	10,400	301,704
Techne Corp.	3,800	245,176
Thermo Fisher Scientific, Inc.*	13,900	473,573
Waters Corp.*	9,800	359,170

		2,636,028

Pharmaceuticals (5.2%)
Abbott Laboratories, Inc.	150,600	8,037,522
Allergan, Inc.	29,800	1,201,536
Bristol-Myers Squibb Co.	176,300	4,098,975
Eli Lilly & Co.	9,300	374,511
Endo Pharmaceuticals Holdings, Inc.*	10,600	274,328
Forest Laboratories, Inc.*	2,600	66,222
Johnson & Johnson	72,300	4,325,709

	Number of Shares	Value (Note 1)
Merck & Co., Inc.	59,900	$1,820,960
Mylan, Inc.*	5,400	53,406
Perrigo Co.	7,600	245,556
Schering-Plough Corp.	158,100	2,692,443
Sepracor, Inc.*	10,500	115,290
Teva Pharmaceutical Industries Ltd. (ADR)	1,944	82,770
Warner Chilcott Ltd., Class A*	8,900	129,050
Watson Pharmaceuticals, Inc.*	5,000	132,850

		23,651,128

Total Health Care		67,457,565

Industrials (12.9%)
Aerospace & Defense (3.3%)
Alliant Techsystems, Inc.*	1,400	120,064
BE Aerospace, Inc.*	8,900	68,441
Boeing Co.	73,300	3,127,711
Goodrich Corp.	12,200	451,644
Honeywell International, Inc.	72,300	2,373,609
L-3 Communications Holdings, Inc.	9,300	686,154
Lockheed Martin Corp.	32,100	2,698,968
Northrop Grumman Corp.	8,500	382,840
Precision Castparts Corp.	13,600	808,928
Raytheon Co.	15,000	765,600
Rockwell Collins, Inc.	15,700	613,713
United Technologies Corp.	54,100	2,899,760

		14,997,432

Air Freight & Logistics (1.2%)
C.H. Robinson Worldwide, Inc.	16,700	919,001
Expeditors International of Washington, Inc.	20,800	692,016
United Parcel Service, Inc., Class B	66,700	3,679,172
UTi Worldwide, Inc.	8,700	124,758

		5,414,947

Airlines (0.1%)
AMR Corp.*	13,600	145,112
Copa Holdings S.A., Class A	2,100	63,672
Delta Air Lines, Inc.*	14,400	165,024

		373,808

Building Products (0.1%)
Lennox International, Inc.	4,500	145,305
USG Corp.*	3,600	28,944

		174,249

Commercial Services & Supplies (0.6%)
Brink’s Co.	3,900	104,832
Copart, Inc.*	6,200	168,578
Corrections Corp. of America*	10,800	176,688
Covanta Holding Corp.*	11,700	256,932
Iron Mountain, Inc.*^	17,400	430,302
Pitney Bowes, Inc.	18,300	466,284
Republic Services, Inc.	14,000	347,060
Stericycle, Inc.*	8,400	437,472
Waste Management, Inc.	13,600	450,704

		2,838,852

Construction & Engineering (0.6%)
Aecom Technology Corp.*	8,800	270,424
Fluor Corp.	17,300	776,251
Foster Wheeler Ltd.*	14,000	327,320
Jacobs Engineering Group, Inc.*^	11,900	572,390
KBR, Inc.	13,400	203,680
Quanta Services, Inc.*	13,000	257,400
Shaw Group, Inc.*	8,000	163,760

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
URS Corp.*	1,500	$61,155

		2,632,380

Electrical Equipment (1.2%)
AMETEK, Inc.	10,400	314,184
Cooper Industries Ltd., Class A	12,900	377,067
Emerson Electric Co.	76,200	2,789,682
First Solar, Inc.*	4,400	607,024
General Cable Corp.*^	5,100	90,219
Hubbell, Inc., Class B	2,400	78,432
Rockwell Automation, Inc.	14,300	461,032
Roper Industries, Inc.	8,700	377,667
SunPower Corp., Class A*^	8,000	296,000

		5,391,307

Industrial Conglomerates (1.1%)
3M Co.	68,700	3,952,998
Carlisle Cos., Inc.	600	12,420
McDermott International, Inc.*	22,000	217,360
Textron, Inc.	24,300	337,041
Tyco International Ltd.	24,400	527,040

		5,046,859

Machinery (2.6%)
AGCO Corp.*	6,500	153,335
Bucyrus International, Inc.^	7,300	135,196
Caterpillar, Inc.	60,000	2,680,200
Cummins, Inc.	19,800	529,254
Danaher Corp.	17,500	990,675
Deere & Co.	42,000	1,609,440
Donaldson Co., Inc	7,600	255,740
Dover Corp.	16,200	533,304
Eaton Corp.	7,300	362,883
Flowserve Corp.	2,600	133,900
Graco, Inc.	5,900	140,007
Harsco Corp.	8,200	226,976
IDEX Corp.	7,100	171,465
Illinois Tool Works, Inc.	2,300	80,615
Ingersoll-Rand Co., Ltd., Class A	5,300	91,955
ITT Corp.	13,400	616,266
John Bean Technologies Corp.	2,600	21,242
Joy Global, Inc.	10,500	240,345
Kennametal, Inc.	1,500	33,285
Lincoln Electric Holdings, Inc.	2,900	147,697
Manitowoc Co., Inc.	12,600	109,116
Oshkosh Corp.	5,000	44,450
PACCAR, Inc.	35,600	1,018,160
Pall Corp.	12,000	341,160
Parker Hannifin Corp.	16,400	697,656
SPX Corp.	5,200	210,860
Timken Co.	400	7,852
Toro Co.	3,500	115,500
Valmont Industries, Inc.	1,900	116,584

		11,815,118

Marine (0.0%)
Kirby Corp.*^	5,200	142,272

Professional Services (0.3%)
Corporate Executive Board Co.	3,300	72,798
Dun & Bradstreet Corp.	3,900	301,080
Equifax, Inc.	6,700	177,684
FTI Consulting, Inc.*	4,900	218,932
Manpower, Inc.^	600	20,394
Monster Worldwide, Inc.*	11,600	140,244

	Number of Shares	Value (Note 1)
Robert Half International, Inc.	13,900	$289,398

		1,220,530

Road & Rail (1.5%)
Burlington Northern Santa Fe Corp.	27,500	2,082,025
Con-way, Inc.	700	18,620
CSX Corp.	39,500	1,282,565
Hertz Global Holdings, Inc.*	1,700	8,619
J.B. Hunt Transport Services, Inc.	7,900	207,533
Kansas City Southern*	7,200	137,160
Landstar System, Inc.	5,100	195,993
Norfolk Southern Corp.	10,600	498,730
Ryder System, Inc.	1,800	69,804
Union Pacific Corp.	50,400	2,409,120

		6,910,169

Trading Companies & Distributors (0.3%)
Fastenal Co.	12,600	439,110
GATX Corp.^	500	15,485
MSC Industrial Direct Co., Class A	4,300	158,369
W.W. Grainger, Inc.	7,500	591,300
WESCO International, Inc.*	3,000	57,690

		1,261,954

Total Industrials		58,219,877

Information Technology (26.8%)
Communications Equipment (4.0%)
Brocade Communications Systems, Inc.*^	5,100	14,280
Ciena Corp.*	8,400	56,280
Cisco Systems, Inc.*	576,200	9,392,060
CommScope, Inc.*	6,800	105,672
Corning, Inc.	153,600	1,463,808
EchoStar Corp., Class A*	200	2,974
F5 Networks, Inc.*	8,000	182,880
Harris Corp.	13,100	498,455
JDS Uniphase Corp.*^	10,900	39,785
Juniper Networks, Inc.*	51,200	896,512
QUALCOMM, Inc.	157,900	5,657,557

		18,310,263

Computers & Peripherals (7.0%)
Apple, Inc.*	86,000	7,340,100
Dell, Inc.*	177,000	1,812,480
Diebold, Inc	5,400	151,686
EMC Corp.*	140,700	1,473,129
Hewlett-Packard Co.	240,500	8,727,745
International Business Machines Corp.	134,000	11,277,440
NCR Corp.*	14,700	207,858
NetApp, Inc.*	33,500	467,995
SanDisk Corp.*	4,300	41,280
Seagate Technology	22,800	101,004
Teradata Corp.*	8,500	126,055
Western Digital Corp.*	21,500	246,175

		31,972,947

Electronic Equipment, Instruments & Components (0.6%)
Agilent Technologies, Inc.*	35,600	556,428
Amphenol Corp., Class A	17,100	410,058
Arrow Electronics, Inc.*	800	15,072
Avnet, Inc.*^	6,400	116,544
AVX Corp.	400	3,176
Dolby Laboratories, Inc., Class A*	4,900	160,524
Flir Systems, Inc.*	13,400	411,112
Itron, Inc.*	3,400	216,716
Jabil Circuit, Inc	9,800	66,150
Mettler-Toledo International, Inc.*	3,400	229,160

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Molex, Inc.^	3,700	$53,613
National Instruments Corp.	5,500	133,980
Tech Data Corp.*^	700	12,488
Trimble Navigation Ltd.*^	11,800	254,998

		2,640,019

Internet Software & Services (2.5%)
Akamai Technologies, Inc.*	16,400	247,476
eBay, Inc.*	108,200	1,510,472
Equinix, Inc.*	3,200	170,208
Google, Inc., Class A*	23,100	7,106,715
IAC/InterActiveCorp*	1,100	17,303
Sohu.com, Inc.*	2,800	132,552
VeriSign, Inc.*	19,000	362,520
WebMD Health Corp., Class A*	700	16,513
Yahoo!, Inc.*	134,400	1,639,680

		11,203,439

IT Services (2.7%)
Accenture Ltd., Class A	58,200	1,908,378
Affiliated Computer Services, Inc., Class A*	2,400	110,280
Alliance Data Systems Corp.*^	6,600	307,098
Automatic Data Processing, Inc.	50,600	1,990,604
Broadridge Financial Solutions, Inc.	13,600	170,544
Cognizant Technology Solutions Corp., Class A*	28,100	507,486
DST Systems, Inc.*	3,500	132,930
Fidelity National Information Services, Inc.	4,300	69,961
Fiserv, Inc.*	16,000	581,920
Genpact Ltd.*	5,600	46,032
Global Payments, Inc.	7,800	255,762
Hewitt Associates, Inc., Class A*	9,500	269,610
Lender Processing Services, Inc.	2,100	61,845
Mastercard, Inc., Class A	7,100	1,014,803
Metavante Technologies, Inc.*	8,700	140,157
NeuStar, Inc., Class A*	7,500	143,475
Paychex, Inc.	31,600	830,448
SAIC, Inc.*	3,000	58,440
Total System Services, Inc.	15,900	222,600
Unisys Corp.*	19,100	16,235
Visa, Inc., Class A	43,700	2,292,065
Western Union Co.	72,100	1,033,914

		12,164,587

Office Electronics (0.0%)
Zebra Technologies Corp., Class A* .	5,900	119,534

Semiconductors & Semiconductor Equipment (3.7%)
Advanced Micro Devices, Inc.*	7,300	15,768
Altera Corp.	29,200	487,932
Analog Devices, Inc.	28,200	536,364
Applied Materials, Inc.	132,000	1,337,160
Atmel Corp.*	27,700	86,701
Broadcom Corp., Class A*	50,100	850,197
Cree, Inc.*^	3,600	57,132
Cypress Semiconductor Corp.*^	14,600	65,262
Integrated Device Technology, Inc.*.	7,500	42,075
Intel Corp.	482,700	7,076,382
International Rectifier Corp.*	1,500	20,250
Intersil Corp., Class A	4,100	37,679
KLA-Tencor Corp.^	15,500	337,745
Lam Research Corp.*^	11,100	236,208
Linear Technology Corp.^	21,600	477,792
LSI Corp.*	47,100	154,959

	Number of Shares	Value (Note 1)
Marvell Technology Group Ltd.*	47,300	$315,491
MEMC Electronic Materials, Inc.*	22,200	317,016
Microchip Technology, Inc.	18,000	351,540
Micron Technology, Inc.*^	9,200	24,288
National Semiconductor Corp.	22,300	224,561
Novellus Systems, Inc.*	2,900	35,786
NVIDIA Corp.*	54,100	436,587
ON Semiconductor Corp.*	39,700	134,980
Rambus, Inc.*	10,100	160,792
Silicon Laboratories, Inc.*	4,700	116,466
Teradyne, Inc.*	10,400	43,888
Texas Instruments, Inc.	129,000	2,002,080
Varian Semiconductor Equipment Associates, Inc.*	7,200	130,464
Xilinx, Inc.	27,200	484,704

		16,598,249

Software (6.3%)
Activision Blizzard, Inc.*	57,800	499,392
Adobe Systems, Inc.*	51,900	1,104,951
Amdocs Ltd.*	8,100	148,149
ANSYS, Inc.*	8,300	231,487
Autodesk, Inc.*	21,800	428,370
BMC Software, Inc.*	18,600	500,526
CA, Inc.	17,600	326,128
Citrix Systems, Inc.*	17,900	421,903
Compuware Corp.*	14,900	100,575
Electronic Arts, Inc.*	31,000	497,240
FactSet Research Systems, Inc.	4,200	185,808
Intuit, Inc.*	31,300	744,627
McAfee, Inc.*	13,200	456,324
Microsoft Corp.	783,100	15,223,464
Novell, Inc.*	15,400	59,906
Nuance Communications, Inc.*	18,000	186,480
Oracle Corp.*	379,800	6,733,854
Red Hat, Inc.*	18,500	244,570
Salesforce.com, Inc.*	10,300	329,703
VMware, Inc., Class A*	4,000	94,760

		28,518,217

Total Information Technology		121,527,255

Materials (3.5%)
Chemicals (2.3%)
Air Products & Chemicals, Inc.	20,600	1,035,562
Airgas, Inc.	8,100	315,819
Albemarle Corp.	8,900	198,470
Ashland, Inc	500	5,255
Celanese Corp., Class A	12,100	150,403
CF Industries Holdings, Inc.	5,500	270,380
Chemtura Corp.	1,900	2,660
Ecolab, Inc.	17,000	597,550
FMC Corp.	2,800	125,244
Huntsman Corp.	1,700	5,848
International Flavors & Fragrances, Inc.	7,800	231,816
Intrepid Potash, Inc.*	1,900	39,463
Monsanto Co.	53,600	3,770,760
Mosaic Co.	15,100	522,460
Nalco Holding Co.	12,700	146,558
PPG Industries, Inc.	1,800	76,374
Praxair, Inc.	30,600	1,816,416
Rohm & Haas Co.	10,900	673,511
Scotts Miracle-Gro Co., Class A	3,300	98,076
Sigma-Aldrich Corp.	6,600	278,784

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Terra Industries, Inc.	9,900	$165,033
Valhi, Inc.	200	2,140

		10,528,582

Construction Materials (0.1%)
Eagle Materials, Inc.	3,700	68,117
Martin Marietta Materials, Inc.^	3,800	368,904

		437,021

Containers & Packaging (0.2%)
AptarGroup, Inc.	1,200	42,288
Ball Corp.	1,400	58,226
Crown Holdings, Inc.*	15,600	299,520
Greif, Inc., Class A	3,200	106,976
Owens-Illinois, Inc.*	4,600	125,718
Packaging Corp. of America	2,300	30,958

		663,686

Metals & Mining (0.9%)
AK Steel Holding Corp.	10,900	101,588
Alcoa, Inc.	61,700	694,742
Allegheny Technologies, Inc.^	9,800	250,194
Carpenter Technology Corp.	200	4,108
Century Aluminum Co.*^	1,600	16,000
Cliffs Natural Resources, Inc.	11,100	284,271
Newmont Mining Corp.	42,600	1,733,820
Nucor Corp.	6,600	304,920
Schnitzer Steel Industries, Inc., Class A	300	11,295
Southern Copper Corp.	21,400	343,684
Steel Dynamics, Inc.	4,300	48,074
Titanium Metals Corp.	1,500	13,215
United States Steel Corp.	10,900	405,480

		4,211,391

Total Materials		15,840,680

Telecommunication Services (0.7%)
Diversified Telecommunication Services (0.2%)
Embarq Corp.	7,200	258,912
Frontier Communications Corp.	7,000	61,180
Level 3 Communications, Inc.*^	151,300	105,910
Qwest Communications International, Inc.^	72,900	265,356
Windstream Corp.	21,700	199,640

		890,998

Wireless Telecommunication Services (0.5%)
American Tower Corp., Class A*	38,700	1,134,684
Clearwire Corp., Class A*^	5,800	28,594
Crown Castle International Corp.*^ .	5,700	100,206
Leap Wireless International, Inc.*	400	10,756
MetroPCS Communications, Inc.*	23,700	351,945
NII Holdings, Inc.*	16,300	296,334
SBA Communications Corp., Class A*	10,500	171,360
Telephone & Data Systems, Inc.	4,300	136,525
U.S. Cellular Corp.*	700	30,268

		2,260,672

Total Telecommunication Services		3,151,670

Utilities (1.9%)
Electric Utilities (1.0%)
Allegheny Energy, Inc.	16,400	555,304
DPL, Inc	800	18,272
Entergy Corp	13,300	1,105,629
Exelon Corp.	32,000	1,779,520
NV Energy, Inc.	6,000	59,340

	Number of Shares	Value (Note 1)
PPL Corp.	36,400	$1,117,116

		4,635,181

Gas Utilities (0.1%)
Energen Corp.	1,300	38,129
Equitable Resources, Inc.	12,800	429,440
Questar Corp.	6,400	209,216

		676,785

Independent Power Producers & Energy Traders (0.4%)
AES Corp.*	65,500	539,720
Calpine Corp.*	34,500	251,160
Constellation Energy Group, Inc.	15,900	398,931
Mirant Corp.*	11,600	218,892
NRG Energy, Inc.*	8,700	202,971

		1,611,674

Multi-Utilities (0.4%)
CenterPoint Energy, Inc.	20,200	254,924
Public Service Enterprise Group, Inc..	49,600	1,446,832

		1,701,756

Total Utilities		8,625,396

Total Common Stocks (95.7%) (Cost $425,053,866)		432,929,265

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (0.9%)
Beta Finance, Inc.
0.38%, 2/17/09 (l)	$1,999,820	1,999,820
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	1,920,597	1,920,597

Total Short-Term Investments of Cash Collateral for Securities Loaned		3,920,417

Time Deposit (4.6%)
JP Morgan Chase Nassau 0.001%, 1/2/09	21,098,759	21,098,759

Total Short-Term Investments (5.5%) (Amortized Cost $25,019,176)		25,019,176

Total Investments (101.2%) (Cost/Amortized Cost $450,073,042)		457,948,441
Other Assets Less Liabilities (-1.2%)		(5,577,059)

Net Assets (100%)		$452,371,382

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% – 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% –7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% – 11.500%, maturing 2/15/13 – 12/20/38.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Glossary:

ADR — American Depositary Receipt

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation
S&P 500 E-Mini Index	40	March-09	$1,793,828	$1,800,200	$6,372

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$432,929,265	$25,019,176	$—	$457,948,441
Other Investments*	6,372	—	—	6,372

Total	$432,935,637	$25,019,176	$—	$457,954,813

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

* Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$793,467,975
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$823,694,129

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$41,591,923
Aggregate gross unrealized depreciation	(43,952,519)

Net unrealized depreciation	$(2,360,596)

Federal income tax cost of investments	$460,309,037

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008, the Portfolio had loaned securities with a total value of $3,887,198. This was secured by collateral of $3,920,417 which was received as cash and subsequently invested in short-term investments currently valued at $3,920,417 as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $475,976,736 of which $44,749,118 expires in the year 2009, $258,581,589 expires in the year 2010, $103,882,638 expires in the year 2011, and $68,763,391 expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.0%)
Auto Components (0.1%)
BorgWarner, Inc.	38,546	$839,146
Gentex Corp.	58,592	517,367
Goodyear Tire & Rubber Co.*	59,115	352,917
Johnson Controls, Inc.	34,327	623,378
WABCO Holdings, Inc.	25,155	397,198

		2,730,006

Automobiles (0.0%)
Harley-Davidson, Inc.	79,801	1,354,223
Thor Industries, Inc.	4,018	52,957

		1,407,180

Distributors (0.0%)
LKQ Corp.*	50,814	592,491

Diversified Consumer Services (0.4%)
Apollo Group, Inc., Class A*	49,493	3,792,154
Brink's Home Security Holdings, Inc.*	15,215	333,513
DeVry, Inc.	23,285	1,336,792
H&R Block, Inc.	126,480	2,873,625
Hillenbrand, Inc.	23,094	385,208
ITT Educational Services, Inc.*	14,758	1,401,715
Strayer Education, Inc.	5,403	1,158,457
Weight Watchers International, Inc.	12,011	353,364

		11,634,828

Hotels, Restaurants & Leisure (5.7%)
Boyd Gaming Corp.	500	2,365
Brinker International, Inc.	39,811	419,608
Burger King Holdings, Inc.	29,983	715,994
Carnival Corp.	33,842	823,037
Chipotle Mexican Grill, Inc., Class A*	12,553	778,035
Choice Hotels International, Inc.	3,848	115,671
Darden Restaurants, Inc.	53,235	1,500,162
International Game Technology	117,632	1,398,645
Interval Leisure Group, Inc.*	360	1,940
Las Vegas Sands Corp.*	2,176,393	12,906,011
Marriott International, Inc., Class A .	115,160	2,239,862
McDonald’s Corp.	2,103,992	130,847,263
MGM MIRAGE*	43,722	601,615
Orient-Express Hotels Ltd., Class A .	15,057	115,337
Panera Bread Co., Class A*	10,291	537,602
Penn National Gaming, Inc.*	27,727	592,803
Scientific Games Corp., Class A*	25,104	440,324
Starbucks Corp.*	283,040	2,677,558
Starwood Hotels & Resorts Worldwide, Inc	70,941	1,269,844
Tim Hortons, Inc.	72,071	2,078,528
Wynn Resorts Ltd.*	21,733	918,437
Yum! Brands, Inc.	182,652	5,753,538

		166,734,179

Household Durables (0.0%)
Garmin Ltd.	48,701	933,598
Harman International Industries, Inc.	17,209	287,907
NVR, Inc.*	125	57,031
Pulte Homes, Inc.	22,150	242,100

		1,520,636

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*	121,255	6,217,957
HSN, Inc.*	360	2,617
priceline.com, Inc.*	16,209	1,193,793

	Number of Shares	Value (Note 1)
Ticketmaster Entertainment, Inc.*	360	$2,311

		7,416,678

Leisure Equipment & Products (0.0%)
Hasbro, Inc	19,148	558,547

Media (1.2%)
Central European Media Enterprises Ltd., Class A*	14,234	309,162
Clear Channel Outdoor Holdings, Inc., Class A*	13,379	82,281
Comcast Corp., Class A	315,742	5,329,725
CTC Media, Inc.*	19,823	95,150
DIRECTV Group, Inc.*	211,516	4,845,831
DISH Network Corp., Class A*	77,519	859,686
DreamWorks Animation SKG, Inc., Class A*	30,387	767,576
Interpublic Group of Cos., Inc.*	151,306	599,172
John Wiley & Sons, Inc., Class A	15,488	551,063
Lamar Advertising Co., Class A*	29,764	373,836
Liberty Global, Inc., Class A*	53,448	850,892
Liberty Media Corp., Entertainment Series, Class A*	200,697	3,508,184
McGraw-Hill Cos., Inc.	60,793	1,409,790
Morningstar, Inc.*	6,422	227,981
News Corp., Class A	360,374	3,275,800
Omnicom Group, Inc.	115,302	3,103,930
Sirius XM Radio, Inc.*	1,369,453	164,334
Time Warner Cable, Inc., Class A*	29,447	631,638
Time Warner, Inc.	157,017	1,579,591
Viacom, Inc., Class B*	203,931	3,886,925
Walt Disney Co.	86,447	1,961,482
Warner Music Group Corp.	1,300	3,926

		34,417,955

Multiline Retail (1.4%)
Big Lots, Inc.*	30,502	441,974
Dollar Tree, Inc.*	34,202	1,429,644
Family Dollar Stores, Inc.	3,664	95,520
Kohl’s Corp.*	91,491	3,311,974
Nordstrom, Inc.	69,175	920,719
Target Corp.	986,888	34,077,243

		40,277,074

Specialty Retail (1.5%)
Abercrombie & Fitch Co., Class A	32,530	750,467
Advance Auto Parts, Inc.	36,223	1,218,904
American Eagle Outfitters, Inc.	44,534	416,838
AnnTaylor Stores Corp.*	8,318	47,995
AutoZone, Inc.*	15,119	2,108,647
Bed Bath & Beyond, Inc.*	83,046	2,111,029
Best Buy Co., Inc.	129,614	3,643,450
CarMax, Inc.*	83,184	655,490
Dick’s Sporting Goods, Inc.*	31,190	440,091
GameStop Corp., Class A*	62,032	1,343,613
Gap, Inc.	91,404	1,223,900
Guess?, Inc.	22,229	341,215
Limited Brands, Inc.	70,853	711,364
Lowe’s Cos., Inc.	726,001	15,623,542
O'Reilly Automotive, Inc.*	18,427	566,446
PetSmart, Inc.	48,420	893,349
Ross Stores, Inc.	52,643	1,565,076
Sherwin-Williams Co.	39,225	2,343,694
Staples, Inc.	231,293	4,144,771
Tiffany & Co.	47,924	1,132,444

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
TJX Cos., Inc.	165,050	$3,395,078
Urban Outfitters, Inc.*	43,178	646,806
Williams-Sonoma, Inc.	4,468	35,118

		45,359,327

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.*	132,620	2,754,517
Hanesbrands, Inc.*	34,664	441,966
NIKE, Inc., Class B	137,394	7,007,094
Phillips-Van Heusen Corp.	16,762	337,419
Polo Ralph Lauren Corp.	21,317	968,005

		11,509,001

Total Consumer Discretionary		324,157,902

Consumer Staples (10.9%)
Beverages (2.1%)
Brown-Forman Corp., Class B	30,419	1,566,274
Central European Distribution Corp.*	15,462	304,601
Coca-Cola Co.	632,529	28,634,588
Hansen Natural Corp.*	28,637	960,199
PepsiCo, Inc.	576,961	31,600,154

		63,065,816

Food & Staples Retailing (5.1%)
Costco Wholesale Corp.	167,661	8,802,202
CVS Caremark Corp.	1,615,251	46,422,314
Kroger Co.	113,365	2,993,970
SYSCO Corp.	231,624	5,313,455
Walgreen Co.	354,200	8,738,114
Wal-Mart Stores, Inc.	1,359,719	76,225,847
Whole Foods Market, Inc.	53,383	503,935

		148,999,837

Food Products (0.3%)
Campbell Soup Co.	41,381	1,241,844
Dean Foods Co.*	42,255	759,322
General Mills, Inc.	11,581	703,546
H.J. Heinz Co.	68,021	2,557,590
Hershey Co.	29,450	1,023,093
JM Smucker Co.	8,887	385,340
Kellogg Co.	55,617	2,438,805
McCormick & Co., Inc. (Non-Voting)	15,611	497,367
Tyson Foods, Inc., Class A	11,461	100,398

		9,707,305

Household Products (1.6%)
Church & Dwight Co., Inc.	26,760	1,501,771
Clorox Co.	16,193	899,683
Colgate-Palmolive Co.	195,950	13,430,413
Energizer Holdings, Inc.*	21,859	1,183,446
Kimberly-Clark Corp.	66,798	3,522,927
Procter & Gamble Co.	432,006	26,706,611

		47,244,851

Personal Products (0.2%)
Alberto-Culver Co.	4,320	105,883
Avon Products, Inc.	165,531	3,977,710
Bare Escentuals, Inc.*	23,097	120,797
Estee Lauder Cos., Inc., Class A	37,206	1,151,898
Herbalife Ltd.	24,422	529,469
NBTY, Inc.*	9,815	153,605

		6,039,362

Tobacco (1.6%)
Altria Group, Inc	606,235	9,129,899
Lorillard, Inc	35,519	2,001,496

	Number of Shares	Value (Note 1)
Philip Morris International, Inc.	816,160	$35,511,122

		46,642,517

Total Consumer Staples		321,699,688

Energy (5.9%)
Energy Equipment & Services (2.6%)
Atwood Oceanics, Inc.*	21,276	325,097
Baker Hughes, Inc.	119,550	3,833,969
Cameron International Corp.*	84,898	1,740,409
Diamond Offshore Drilling, Inc.	27,123	1,598,630
Dresser-Rand Group, Inc.*	32,252	556,347
ENSCO International, Inc.	51,159	1,452,404
FMC Technologies, Inc.*	48,647	1,159,258
Global Industries Ltd.*	25,460	88,855
Halliburton Co.	336,373	6,115,261
Helix Energy Solutions Group, Inc.* .	1,489	10,780
IHS, Inc., Class A*	16,477	616,569
Key Energy Services, Inc.*	8,599	37,922
Nabors Industries Ltd.*	14,930	178,712
National Oilwell Varco, Inc.*	161,125	3,937,895
Noble Corp.	104,658	2,311,895
Oceaneering International, Inc.*	20,981	611,386
Oil States International, Inc.*	13,266	247,942
Patterson-UTI Energy, Inc.	36,910	424,834
Pride International, Inc.*	45,744	730,989
Rowan Cos., Inc.	14,784	235,066
Schlumberger Ltd.	462,032	19,557,815
SEACOR Holdings, Inc.*	952	63,451
Smith International, Inc.	84,432	1,932,648
Superior Energy Services, Inc.*	30,912	492,428
TETRA Technologies, Inc.*	30,752	149,455
Tidewater, Inc.	1,072	43,169
Transocean Ltd.*	509,003	24,050,392
Unit Corp.*	13,880	370,874
Weatherford International Ltd.*	264,327	2,860,018

		75,734,470

Oil, Gas & Consumable Fuels (3.3%)
Alpha Natural Resources, Inc.*	26,741	432,937
Arch Coal, Inc.	54,787	892,480
Cabot Oil & Gas Corp.	17,619	458,094
Chesapeake Energy Corp.	87,735	1,418,675
CNX Gas Corp.*	10,380	283,374
Consol Energy, Inc.	71,421	2,041,212
Continental Resources, Inc.*	11,142	230,751
Denbury Resources, Inc.*	93,500	1,021,020
El Paso Corp.	55,437	434,072
Encore Acquisition Co.*	5,099	130,126
EOG Resources, Inc.	71,988	4,792,961
Exxon Mobil Corp.	377,595	30,143,409
Foundation Coal Holdings, Inc.	18,014	252,556
Frontier Oil Corp.	40,239	508,219
Frontline Ltd.	18,662	552,582
Hess Corp.	108,588	5,824,660
Holly Corp.	15,991	291,516
Mariner Energy, Inc.*	25,320	258,264
Massey Energy Co.	34,768	479,451
Murphy Oil Corp.	73,836	3,274,627
Noble Energy, Inc.	4,110	202,294
Occidental Petroleum Corp.	317,913	19,071,601
Patriot Coal Corp.*	28,709	179,431
Peabody Energy Corp.	105,798	2,406,904
Petrohawk Energy Corp.*	89,924	1,405,512
Petroleo Brasileiro S.A. (ADR)	297,159	7,277,424

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Plains Exploration & Production Co.*	37,275	$866,271
Quicksilver Resources, Inc.*	38,774	215,971
Range Resources Corp.	60,212	2,070,691
SandRidge Energy, Inc.*	40,425	248,614
Southwestern Energy Co.*	132,728	3,845,130
St. Mary Land & Exploration Co.	9,559	194,143
Sunoco, Inc.	27,569	1,198,149
Tesoro Corp.	13,853	182,444
W&T Offshore, Inc.	11,552	165,425
Walter Industries, Inc.	20,899	365,941
Whiting Petroleum Corp.*	15,875	531,177
Williams Cos., Inc.	227,283	3,291,058
XTO Energy, Inc.	22,934	808,882

		98,248,048

Total Energy		173,982,518

Financials (6.7%)
Capital Markets (2.2%)
Affiliated Managers Group, Inc.*	15,354	643,640
BlackRock, Inc.	4,837	648,884
Charles Schwab Corp.	359,697	5,816,300
E*TRADE Financial Corp.*	23,934	27,524
Eaton Vance Corp.	38,390	806,574
Federated Investors, Inc., Class B	33,192	562,936
Franklin Resources, Inc.	31,943	2,037,325
GLG Partners, Inc.	19,231	43,654
Goldman Sachs Group, Inc.	471,978	39,830,223
Invesco Ltd.	18,348	264,945
Investment Technology Group, Inc.*	15,136	343,890
Janus Capital Group, Inc.	57,926	465,146
Lazard Ltd., Class A	28,754	855,144
MF Global Ltd.*	17,749	36,208
Morgan Stanley	24,106	386,660
Northern Trust Corp.	77,075	4,018,691
SEI Investments Co.	51,210	804,509
State Street Corp.	44,491	1,749,831
T. Rowe Price Group, Inc.	100,907	3,576,144
TD Ameritrade Holding Corp.*	92,398	1,316,672
Waddell & Reed Financial, Inc., Class A	31,881	492,880

		64,727,780

Commercial Banks (2.4%)
U.S. Bancorp	1,089,405	27,246,019
Wells Fargo & Co.	1,440,782	42,474,253

		69,720,272

Consumer Finance (0.3%)
American Express Co	328,399	6,091,802
SLM Corp.*	157,148	1,398,617

		7,490,419

Diversified Financial Services (1.2%)
CME Group, Inc.	18,347	3,818,194
IntercontinentalExchange, Inc.*	27,504	2,267,430
JPMorgan Chase & Co.	825,406	26,025,051
MSCI, Inc., Class A*	16,492	292,898
NASDAQ OMX Group, Inc.*	28,015	692,251
NYSE Euronext, Inc.	63,009	1,725,186

		34,821,010

Insurance (0.3%)
Aflac, Inc.	184,038	8,436,302
Axis Capital Holdings Ltd.	12,944	376,929
Brown & Brown, Inc.	12,470	260,623
Erie Indemnity Co., Class A	1,407	52,945
Prudential Financial, Inc.	28,364	858,295

	Number of Shares	Value (Note 1)
Transatlantic Holdings, Inc	2,164	$86,690
W.R. Berkley Corp.	2,840	88,040

		10,159,824

Real Estate Investment Trusts (REITs) (0.3%)
Apartment Investment & Management Co. (REIT), Class A.	11,736	135,551
Camden Property Trust (REIT)	13,081	409,959
Digital Realty Trust, Inc. (REIT)	18,672	613,375
Essex Property Trust, Inc. (REIT)	2,084	159,947
Federal Realty Investment Trust (REIT)	6,551	406,686
General Growth Properties, Inc. (REIT)	45,473	58,660
HCP, Inc. (REIT)	11,100	308,247
Health Care REIT, Inc. (REIT)	4,363	184,119
Kilroy Realty Corp. (REIT)	1,052	35,200
Macerich Co. (REIT)	28,021	508,861
Nationwide Health Properties, Inc. (REIT)	2,992	85,930
Plum Creek Timber Co., Inc. (REIT)	21,222	737,252
Rayonier, Inc. (REIT)	3,200	100,320
Simon Property Group, Inc. (REIT) .	86,726	4,607,752
Taubman Centers, Inc. (REIT)	20,101	511,772
Ventas, Inc. (REIT)	8,540	286,688

		9,150,319

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	22,952	99,153
Forest City Enterprises, Inc., Class A	29,130	195,171
St. Joe Co.*	29,541	718,437

		1,012,761

Thrifts & Mortgage Finance (0.0%)
Capitol Federal Financial	2,986	136,162
Freddie Mac	269,500	196,735
Hudson City Bancorp, Inc.	68,464	1,092,685
Tree.com, Inc.*	60	156

		1,425,738

Total Financials		198,508,123

Health Care (12.6%)
Biotechnology (4.6%)
Abraxis Bioscience, Inc.*	2,885	190,179
Amylin Pharmaceuticals, Inc.*	52,219	566,576
Biogen Idec, Inc.*	111,913	5,330,416
BioMarin Pharmaceutical, Inc.*	36,971	658,084
Celgene Corp.*	177,746	9,825,799
Cephalon, Inc.*	26,433	2,036,398
Genentech, Inc.*	864,060	71,639,215
Genzyme Corp.*	103,875	6,894,184
Gilead Sciences, Inc.*	693,419	35,461,448
Vertex Pharmaceuticals, Inc.*	58,595	1,780,116

		134,382,415

Health Care Equipment & Supplies (2.0%)
Advanced Medical Optics, Inc.*	15,715	103,876
Baxter International, Inc.	242,131	12,975,800
Beckman Coulter, Inc.	19,315	848,701
Becton, Dickinson & Co.	94,053	6,432,285
Boston Scientific Corp.*	36,402	281,752
C.R. Bard, Inc.	38,598	3,252,268
Dentsply International, Inc.	58,747	1,659,015
Edwards Lifesciences Corp.*	20,851	1,145,762
Gen-Probe, Inc.*	20,533	879,634
Hill-Rom Holdings, Inc.	3,237	53,281

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Hologic, Inc.*	47,583	$621,910
Hospira, Inc.*	8,591	230,411
Idexx Laboratories, Inc.*	22,934	827,459
Intuitive Surgical, Inc.*	15,099	1,917,422
Inverness Medical Innovations, Inc.*	14,885	281,475
Kinetic Concepts, Inc.*	20,871	400,306
Medtronic, Inc.	435,253	13,675,649
ResMed, Inc.*	29,373	1,100,900
St. Jude Medical, Inc.*	131,638	4,338,788
Stryker Corp.	118,677	4,741,146
Varian Medical Systems, Inc.*	49,217	1,724,564
Zimmer Holdings, Inc.*	60,577	2,448,522

		59,940,926

Health Care Providers & Services (1.4%)
Aetna, Inc.	121,181	3,453,659
AmerisourceBergen Corp.	7,370	262,814
Cardinal Health, Inc.	103,651	3,572,850
CIGNA Corp.	14,422	243,011
Community Health Systems, Inc.*	9,313	135,784
Coventry Health Care, Inc.*	11,788	175,405
DaVita, Inc.*	34,095	1,690,089
Express Scripts, Inc.*	81,202	4,464,486
Health Management Associates, Inc., Class A*	61,896	110,794
Health Net, Inc.*	1,265	13,776
Henry Schein, Inc.*	31,833	1,167,953
Humana, Inc.*	36,526	1,361,689
Laboratory Corp. of America Holdings*	43,269	2,786,956
Lincare Holdings, Inc.*	25,005	673,385
McKesson Corp.	77,305	2,994,023
Medco Health Solutions, Inc.*	196,128	8,219,724
Omnicare, Inc.	3,240	89,942
Patterson Cos., Inc.*	46,125	864,844
Pediatrix Medical Group, Inc.*	15,360	486,912
Quest Diagnostics, Inc.	50,532	2,623,116
Tenet Healthcare Corp.*	105,418	121,231
UnitedHealth Group, Inc.	175,547	4,669,550
VCA Antech, Inc.*	31,653	629,262
WellCare Health Plans, Inc.*	16,268	209,206
WellPoint, Inc.*	20,257	853,427

		41,873,888

Health Care Technology (0.1%)
Cerner Corp.*	25,699	988,126
HLTH Corp.*	22,032	230,455
IMS Health, Inc.	15,126	229,310

		1,447,891

Life Sciences Tools & Services (0.4%)
Charles River Laboratories International, Inc.*	12,011	314,688
Covance, Inc.*	23,891	1,099,703
Illumina, Inc.*	46,609	1,214,165
Life Technologies Corp.*	80,729	1,881,793
Millipore Corp.*	20,941	1,078,880
PerkinElmer, Inc.	19,863	276,294
Pharmaceutical Product Development, Inc.	40,610	1,178,096
Techne Corp.	14,691	947,863
Thermo Fisher Scientific, Inc.*	55,607	1,894,531
Waters Corp.*	38,032	1,393,873

		11,279,886

Pharmaceuticals (4.1%)
Abbott Laboratories, Inc.	597,239	31,874,645

	Number of Shares	Value (Note 1)
Allergan, Inc.	117,798	$4,749,615
Bristol-Myers Squibb Co.	700,114	16,277,651
Eli Lilly & Co.	36,085	1,453,143
Endo Pharmaceuticals Holdings, Inc.*	42,996	1,112,736
Forest Laboratories, Inc.*	9,850	250,880
Johnson & Johnson	606,150	36,265,955
Merck & Co., Inc.	236,450	7,188,080
Mylan, Inc.*	20,337	201,133
Perrigo Co.	29,618	956,958
Schering-Plough Corp.	1,135,314	19,334,397
Sepracor, Inc.*	41,035	450,564
Warner Chilcott Ltd., Class A*	34,508	500,366
Watson Pharmaceuticals, Inc.*	19,399	515,431

		121,131,554

Total Health Care		370,056,560

Industrials (11.3%)
Aerospace & Defense (3.5%)
Alliant Techsystems, Inc.*	5,377	461,131
BE Aerospace, Inc.*	36,014	276,948
Boeing Co.	290,025	12,375,367
General Dynamics Corp.	336,569	19,383,009
Goodrich Corp.	49,016	1,814,572
Honeywell International, Inc.	286,979	9,421,520
L-3 Communications Holdings, Inc.	37,001	2,729,934
Lockheed Martin Corp.	424,173	35,664,466
Northrop Grumman Corp.	33,141	1,492,671
Precision Castparts Corp.	54,195	3,223,519
Raytheon Co.	59,711	3,047,649
Rockwell Collins, Inc.	62,554	2,445,236
United Technologies Corp.	214,161	11,479,029

		103,815,051

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	66,258	3,646,178
Expeditors International of Washington, Inc.	82,900	2,758,083
United Parcel Service, Inc., Class B	265,013	14,618,117
UTi Worldwide, Inc.	35,216	504,997

		21,527,375

Airlines (0.0%)
AMR Corp.*	53,385	569,618
Copa Holdings S.A., Class A	9,050	274,396
Delta Air Lines, Inc.*	55,041	630,770

		1,474,784

Building Products (0.0%)
Lennox International, Inc.	17,769	573,761
USG Corp.*	13,870	111,515

		685,276

Commercial Services & Supplies (0.4%)
Brink’s Co.	15,215	408,979
Copart, Inc.*	24,857	675,862
Corrections Corp. of America*	42,135	689,329
Covanta Holding Corp.*	45,862	1,007,130
Iron Mountain, Inc.*	67,980	1,681,145
Pitney Bowes, Inc.	73,486	1,872,423
Republic Services, Inc.	54,479	1,350,534
Stericycle, Inc.*	33,752	1,757,804
Waste Management, Inc.	54,543	1,807,555

		11,250,761

Construction & Engineering (0.4%)
Aecom Technology Corp.*	34,608	1,063,504
Fluor Corp.	68,975	3,094,908
Foster Wheeler Ltd.*	51,170	1,196,355

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Jacobs Engineering Group, Inc.*	47,477	$2,283,644
KBR, Inc.	52,372	796,054
Quanta Services, Inc.*	58,503	1,158,359
Shaw Group, Inc.*	31,919	653,382
URS Corp.*	6,883	280,620

		10,526,826

Electrical Equipment (0.7%)
AMETEK, Inc.	40,546	1,224,895
Cooper Industries Ltd., Class A	50,318	1,470,795
Emerson Electric Co.	302,066	11,058,636
First Solar, Inc.*	17,362	2,395,262
General Cable Corp.*	20,805	368,040
Hubbell, Inc., Class B	9,671	316,048
Rockwell Automation, Inc.	57,455	1,852,349
Roper Industries, Inc.	33,972	1,474,725
SunPower Corp., Class A*	32,533	1,203,721

		21,364,471

Industrial Conglomerates (0.7%)
3M Co.	272,917	15,703,644
Carlisle Cos., Inc.	2,623	54,296
McDermott International, Inc.*	86,061	850,283
Textron, Inc.	94,696	1,313,434
Tyco International Ltd.	97,557	2,107,231

		20,028,888

Machinery (1.6%)
AGCO Corp.*	24,762	584,135
Bucyrus International, Inc.	28,592	529,524
Caterpillar, Inc.	237,997	10,631,326
Cummins, Inc.	79,253	2,118,433
Danaher Corp.	69,557	3,937,622
Deere & Co.	167,497	6,418,485
Donaldson Co., Inc.	29,618	996,646
Dover Corp.	64,643	2,128,047
Eaton Corp.	28,273	1,405,451
Flowserve Corp.	9,802	504,803
Graco, Inc.	23,160	549,587
Harsco Corp.	32,039	886,839
IDEX Corp.	27,853	672,650
Illinois Tool Works, Inc.	8,952	313,767
Ingersoll-Rand Co., Ltd., Class A	20,260	351,511
ITT Corp.	53,606	2,465,340
John Bean Technologies Corp.	10,594	86,553
Joy Global, Inc.	41,147	941,855
Kennametal, Inc.	5,351	118,739
Lincoln Electric Holdings, Inc.	11,267	573,828
Manitowoc Co., Inc.	50,068	433,589
Oshkosh Corp.	19,742	175,506
PACCAR, Inc.	141,642	4,050,961
Pall Corp.	46,620	1,325,407
Parker Hannifin Corp.	65,204	2,773,778
SPX Corp.	20,314	823,733
Timken Co.	1,992	39,103
Toro Co.	13,736	453,288
Valmont Industries, Inc.	7,416	455,046

		46,745,552

Marine (0.0%)
Kirby Corp.*	20,230	553,493

Professional Services (0.2%)
Corporate Executive Board Co.	12,881	284,155
Dun & Bradstreet Corp.	15,020	1,159,544
Equifax, Inc.	27,970	741,764
FTI Consulting, Inc.*	19,064	851,780

	Number of Shares	Value (Note 1)
Manpower, Inc.	2,316	$78,721
Monster Worldwide, Inc.*	45,858	554,423
Robert Half International, Inc.	54,341	1,131,380

		4,801,767

Road & Rail (2.9%)
Burlington Northern Santa Fe Corp.	108,940	8,247,847
Con-way, Inc.	2,896	77,034
CSX Corp.	156,030	5,066,294
Hertz Global Holdings, Inc.*	8,327	42,218
J.B. Hunt Transport Services, Inc.	31,022	814,948
Kansas City Southern*	28,319	539,477
Landstar System, Inc.	19,771	759,799
Norfolk Southern Corp.	423,480	19,924,734
Ryder System, Inc.	7,519	291,587
Union Pacific Corp.	1,049,739	50,177,524

		85,941,462

Trading Companies & Distributors (0.2%)
Fastenal Co.	50,558	1,761,946
GATX Corp.	2,126	65,842
MSC Industrial Direct Co., Class A	16,849	620,549
W.W. Grainger, Inc.	29,759	2,346,200
WESCO International, Inc.*	11,814	227,183

		5,021,720

Total Industrials		333,737,426

Information Technology (20.6%)
Communications Equipment (3.2%)
Brocade Communications Systems, Inc.*	20,304	56,851
Ciena Corp.*	32,560	218,152
Cisco Systems, Inc.*	2,285,759	37,257,872
CommScope, Inc.*	26,762	415,881
Corning, Inc.	607,162	5,786,254
EchoStar Corp., Class A*	1,241	18,454
F5 Networks, Inc.*	32,825	750,380
Harris Corp.	52,569	2,000,250
JDS Uniphase Corp.*	45,080	164,542
Juniper Networks, Inc.*	203,930	3,570,814
QUALCOMM, Inc.	1,195,318	42,828,244

		93,067,694

Computers & Peripherals (4.9%)
Apple, Inc.*	541,340	46,203,369
Dell, Inc.*	702,988	7,198,597
Diebold, Inc.	20,937	588,120
EMC Corp.*	555,879	5,820,053
Hewlett-Packard Co.	953,971	34,619,608
International Business Machines Corp.	531,378	44,720,772
NCR Corp.*	57,378	811,325
NetApp, Inc.*	134,508	1,879,077
SanDisk Corp.*	16,888	162,125
Seagate Technology	87,222	386,393
Teradata Corp.*	32,990	489,242
Western Digital Corp.*	84,136	963,357

		143,842,038

Electronic Equipment, Instruments & Components (0.4%)
Agilent Technologies, Inc.*	142,116	2,221,273
Amphenol Corp., Class A	68,715	1,647,786
Arrow Electronics, Inc.*	3,380	63,679
Avnet, Inc.*	24,854	452,591
AVX Corp.	300	2,382
Dolby Laboratories, Inc., Class A*	19,203	629,090
Flir Systems, Inc.*	54,267	1,664,912

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Itron, Inc.*	12,803	$816,063
Jabil Circuit, Inc.	39,763	268,400
Mettler-Toledo International, Inc.*	13,205	890,017
Molex, Inc.	14,415	208,874
National Instruments Corp.	21,571	525,470
Tech Data Corp.*	2,980	53,163
Trimble Navigation Ltd.*	46,141	997,107

		10,440,807

Internet Software & Services (1.8%)
Akamai Technologies, Inc.*	63,973	965,353
eBay, Inc.*	427,353	5,965,848
Equinix, Inc.*	12,255	651,843
Google, Inc., Class A*	123,546	38,008,927
IAC/InterActiveCorp*	4,624	72,736
Sohu.com, Inc.*	10,863	514,254
VeriSign, Inc.*	73,979	1,411,519
WebMD Health Corp., Class A*	3,027	71,407
Yahoo!, Inc.*	535,534	6,533,515

		54,195,402

IT Services (4.1%)
Accenture Ltd., Class A	231,914	7,604,460
Affiliated Computer Services, Inc., Class A*	9,258	425,405
Alliance Data Systems Corp.*	25,568	1,189,679
Automatic Data Processing, Inc.	200,700	7,895,538
Broadridge Financial Solutions, Inc.	53,306	668,457
Cognizant Technology Solutions Corp., Class A*	112,625	2,034,008
DST Systems, Inc.*	13,822	524,960
Fidelity National Information Services, Inc.	17,040	277,241
Fiserv, Inc.*	63,868	2,322,879
Genpact Ltd.*	20,891	171,724
Global Payments, Inc.	30,232	991,307
Hewitt Associates, Inc., Class A*	37,026	1,050,798
Lender Processing Services, Inc.	8,324	245,142
Mastercard, Inc., Class A	204,890	29,284,928
Metavante Technologies, Inc.*	34,701	559,033
NeuStar, Inc., Class A*	29,838	570,801
Paychex, Inc.	125,776	3,305,393
SAIC, Inc.*	14,430	281,096
Total System Services, Inc.	62,184	870,576
Unisys Corp.*	75,040	63,784
Visa, Inc., Class A	1,081,216	56,709,779
Western Union Co.	286,946	4,114,806

		121,161,794

Office Electronics (0.0%)
Zebra Technologies Corp., Class A*	22,524	456,336

Semiconductors & Semiconductor Equipment (2.2%)
Advanced Micro Devices, Inc.*	29,090	62,834
Altera Corp.	117,282	1,959,782
Analog Devices, Inc.	113,090	2,150,972
Applied Materials, Inc.	521,761	5,285,439
Atmel Corp.*	110,638	346,297
Broadcom Corp., Class A*	199,611	3,387,399
Cree, Inc.*	14,807	234,987
Cypress Semiconductor Corp.*	60,083	268,571
Integrated Device Technology, Inc.*	29,543	165,736
Intel Corp.	1,911,744	28,026,167
International Rectifier Corp.*	5,944	80,244
Intersil Corp., Class A	15,864	145,790
KLA-Tencor Corp.	60,488	1,318,034

	Number of Shares	Value (Note 1)
Lam Research Corp.*	43,479	$925,233
Linear Technology Corp.	86,780	1,919,574
LSI Corp.*	179,665	591,098
Marvell Technology Group Ltd.*	184,338	1,229,534
MEMC Electronic Materials, Inc.*	86,522	1,235,534
Microchip Technology, Inc.	70,269	1,372,354
Micron Technology, Inc.*	36,271	95,755
National Semiconductor Corp.	87,181	877,913
Novellus Systems, Inc.*	12,578	155,212
NVIDIA Corp.*	217,440	1,754,741
ON Semiconductor Corp.*	154,991	526,969
Rambus, Inc.*	39,878	634,858
Silicon Laboratories, Inc.*	18,826	466,508
Teradyne, Inc.*	40,445	170,678
Texas Instruments, Inc.	512,198	7,949,313
Varian Semiconductor Equipment Associates, Inc.*	28,224	511,419
Xilinx, Inc.	109,286	1,947,477

		65,796,422

Software (4.0%)
Activision Blizzard, Inc.*	231,305	1,998,475
Adobe Systems, Inc.*	205,201	4,368,729
Amdocs Ltd.*	30,893	565,033
ANSYS, Inc.*	32,202	898,114
Autodesk, Inc.*	87,581	1,720,967
BMC Software, Inc.*	74,456	2,003,611
CA, Inc.	68,938	1,277,421
Citrix Systems, Inc.*	71,927	1,695,319
Compuware Corp.*	57,672	389,286
Electronic Arts, Inc.*	124,225	1,992,569
FactSet Research Systems, Inc	16,252	718,989
Intuit, Inc.*	124,698	2,966,565
McAfee, Inc.*	53,217	1,839,712
Microsoft Corp.	3,105,363	60,368,257
Novell, Inc.*	63,381	246,552
Nuance Communications, Inc.*	79,453	823,133
Oracle Corp.*	1,696,884	30,085,753
Red Hat, Inc.*	72,479	958,172
Salesforce.com, Inc.*	39,961	1,279,152
VMware, Inc., Class A*	15,711	372,194

		116,568,003

Total Information Technology		605,528,496

Materials (3.9%)
Chemicals (3.1%)
Air Products & Chemicals, Inc.	166,417	8,365,783
Airgas, Inc.	31,470	1,227,015
Albemarle Corp.	34,785	775,706
Ashland, Inc.	6,800	71,468
Celanese Corp., Class A	49,268	612,401
CF Industries Holdings, Inc.	21,425	1,053,253
Chemtura Corp.	1,000	1,400
Ecolab, Inc.	67,970	2,389,146
FMC Corp.	10,960	490,241
Huntsman Corp.	7,203	24,778
International Flavors & Fragrances, Inc.	30,609	909,699
Intrepid Potash, Inc.*	7,417	154,051
Monsanto Co.	726,289	51,094,431
Mosaic Co.	60,577	2,095,964
Nalco Holding Co.	49,117	566,810
PPG Industries, Inc.	6,746	286,233
Praxair, Inc.	298,061	17,692,901

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Rohm & Haas Co.	43,613	$2,694,847
Scotts Miracle-Gro Co., Class A	13,468	400,269
Sigma-Aldrich Corp.	25,826	1,090,890
Terra Industries, Inc.	38,847	647,580
Valhi, Inc.	200	2,140

		92,647,006

Construction Materials (0.1%)
Eagle Materials, Inc.	15,576	286,754
Martin Marietta Materials, Inc.	14,546	1,412,126

		1,698,880

Containers & Packaging (0.1%)
AptarGroup, Inc.	5,444	191,847
Ball Corp.	5,534	230,159
Crown Holdings, Inc.*	61,008	1,171,354
Greif, Inc., Class A	12,265	410,019
Owens-Illinois, Inc.*	18,022	492,541
Packaging Corp. of America	8,320	111,987

		2,607,907

Metals & Mining (0.6%)
AK Steel Holding Corp.	42,652	397,517
Alcoa, Inc.	246,507	2,775,669
Allegheny Technologies, Inc.	38,441	981,399
Carpenter Technology Corp.	1,210	24,853
Century Aluminum Co.*	6,400	64,000
Cliffs Natural Resources, Inc.	43,135	1,104,687
Newmont Mining Corp.	168,252	6,847,856
Nucor Corp.	25,612	1,183,274
Schnitzer Steel Industries, Inc., Class A	1,157	43,561
Southern Copper Corp.	83,598	1,342,584
Steel Dynamics, Inc.	16,616	185,767
Titanium Metals Corp.	6,284	55,362
United States Steel Corp.	44,054	1,638,809

		16,645,338

Total Materials		113,599,131

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.1%)
Embarq Corp.	28,221	1,014,827
Frontier Communications Corp.	27,022	236,172
Level 3 Communications, Inc.*	597,615	418,331
Qwest Communications International, Inc.	284,230	1,034,597
Windstream Corp.	88,407	813,344

		3,517,271

Wireless Telecommunication Services (0.3%)
American Tower Corp., Class A*	153,664	4,505,428
Clearwire Corp., Class A*	22,989	113,336
Crown Castle International Corp.*	21,578	379,341
Leap Wireless International, Inc.*	1,849	49,720
MetroPCS Communications, Inc.*	92,576	1,374,754
NII Holdings, Inc.*	63,674	1,157,593
SBA Communications Corp., Class A*	47,424	773,960
Telephone & Data Systems, Inc.	17,146	544,385
U.S. Cellular Corp.*	2,670	115,451

		9,013,968

Total Telecommunication Services		12,531,239

Utilities (1.2%)
Electric Utilities (0.6%)
Allegheny Energy, Inc.	65,532	2,218,914
DPL, Inc.	3,367	76,902

	Number of Shares	Value (Note 1)
Entergy Corp.	52,480	$4,362,662
Exelon Corp.	127,415	7,085,548
NV Energy, Inc.	23,631	233,711
PPL Corp.	144,534	4,435,749

		18,413,486

Gas Utilities (0.1%)
Energen Corp.	4,673	137,059
Equitable Resources, Inc.	51,321	1,721,820
Questar Corp.	24,979	816,563

		2,675,442

Independent Power Producers & Energy Traders (0.2%)
AES Corp.*	261,909	2,158,130
Calpine Corp.*	134,527	979,356
Constellation Energy Group, Inc.	64,420	1,616,298
Mirant Corp.*	38,337	723,419
NRG Energy, Inc.*	33,829	789,231

		6,266,434

Multi-Utilities (0.3%)
CenterPoint Energy, Inc.	79,006	997,056
Public Service Enterprise Group, Inc.	195,951	5,715,890

		6,712,946

Total Utilities		34,068,308

Total Common Stocks (84.5%) (Cost $2,904,945,244)		2,487,869,391

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(9.4%)
iShares Morningstar Large Core Index Fund	97,620	5,283,195
iShares Morningstar Large Growth Index Fund	1,439,030	59,259,255
iShares NYSE 100 Index Fund	14,800	715,876
iShares Russell 1000 Growth Index Fund	2,966,870	109,952,202
iShares Russell 1000 Index Fund	8,730	427,595
iShares S&P 100 Index Fund	104,840	4,533,282
iShares S&P 500 Growth Index Fund	2,163,270	97,195,721
iShares S&P 500 Index Fund	2,940	265,894

Total Investment Companies (9.4%) (Cost $340,935,734)		277,633,020

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.2%)
U.S. Treasury Bills
0.13%, 6/11/09 #	$7,315,000	7,310,706

Time Deposit (5.9%)
JP Morgan Chase Nassau 0.001%, 1/2/09	174,003,356	174,003,356

Total Short-Term Investments (6.1%) (Cost/Amortized Cost $181,313,808)		181,314,062

Total Investments (100.0%) (Cost/Amortized Cost $3,427,194,786)		2,946,816,473
Other Assets Less Liabilities (—%)		(1,221,561)

Net Assets (100%)		$2,945,594,912

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Glossary:

ADR—    American Depositary Receipt

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation/ (Depreciation)
Purchases
Nasdaq 100 E-Mini Index	560	March-09	$13,732,310	$13,580,000	$(152,310)
S&P 500 E-Mini Index	929	March-09	41,103,831	41,809,645	705,814
S&P Mid 400 E-Mini Index	54	March-09	2,789,400	2,900,880	111,480

					$664,984

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$2,765,502,411	$181,314,062	$—	$2,946,816,473
Other Investments*	817,294	—	—	817,294

Total	$2,766,319,705	$181,314,062	$—	$2,947,633,767

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	152,310	—	—	152,310

Total	$152,310	$—	$—	$152,310

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,916,133,832
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$432,882,620

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,136,536
Aggregate gross unrealized depreciation	(554,958,516)

Net unrealized depreciation	$(531,821,980)

Federal income tax cost of investments	$3,478,638,453

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

The Portfolio has a net capital loss carryforward of $702,967,145 of which $162,794,931 expires in the year 2009, $430,153,032 expires in the year 2010, $51,610,054 expires in the year 2011, and $58,409,128 expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.0%)
Auto Components (0.3%)
Autoliv, Inc.	1,277	$27,404
BorgWarner, Inc.	300	6,531
Federal Mogul Corp.*	491	2,077
Goodyear Tire & Rubber Co.*	1,768	10,555
Johnson Controls, Inc.	9,947	180,638
TRW Automotive Holdings Corp.*	982	3,535

		230,740

Automobiles (0.2%)
Ford Motor Co.*	45,130	103,348
General Motors Corp.	10,346	33,107
Harley-Davidson, Inc.	491	8,332
Thor Industries, Inc.	491	6,471

		151,258

Distributors (0.1%)
Genuine Parts Co.	3,151	119,297

Diversified Consumer Services (0.1%)
Career Education Corp.*	1,973	35,396
Service Corp. International	5,000	24,850
Weight Watchers International, Inc.	100	2,942

		63,188

Hotels, Restaurants & Leisure (0.4%)
Boyd Gaming Corp.	1,080	5,108
Carnival Corp.	6,672	162,263
Choice Hotels International, Inc.	393	11,814
International Speedway Corp., Class A	687	19,737
Interval Leisure Group, Inc.*	589	3,175
McDonald’s Corp.	2,066	128,485
MGM MIRAGE*	200	2,752
Orient-Express Hotels Ltd., Class A	100	766
Royal Caribbean Cruises Ltd.	2,644	36,355
Wyndham Worldwide Corp.	3,410	22,335

		392,790

Household Durables (0.9%)
Black & Decker Corp.	1,177	49,210
Centex Corp.	2,349	24,993
D.R. Horton, Inc.	6,386	45,149
Fortune Brands, Inc.	2,947	121,652
Harman International Industries, Inc.	393	6,575
Jarden Corp.*	1,270	14,605
KB Home	1,470	20,021
Leggett & Platt, Inc.	3,045	46,254
Lennar Corp., Class A	2,638	22,872
M.D.C. Holdings, Inc.	687	20,816
Mohawk Industries, Inc.*	1,182	50,791
Newell Rubbermaid, Inc.	5,207	50,925
NVR, Inc.*	100	45,625
Pulte Homes, Inc.	3,242	35,435
Snap-On, Inc.	1,080	42,530
Stanley Works	1,572	53,605
Toll Brothers, Inc.*	2,456	52,632
Whirlpool Corp.	1,473	60,909

		764,599

Internet & Catalog Retail (0.1%)
Expedia, Inc.*	3,930	32,383
HSN, Inc.*	491	3,570
Liberty Media Corp., Interactive, Class A*	11,434	35,674

	Number of Shares	Value (Note 1)
Ticketmaster Entertainment, Inc.*	786	$5,046

		76,673

Leisure Equipment & Products (0.2%)
Eastman Kodak Co.	5,500	36,190
Hasbro, Inc.	1,277	37,250
Mattel, Inc.	7,081	113,296

		186,736

Media (3.3%)
Ascent Media Corp., Class A*	200	4,368
Cablevision Systems Corp. - New York Group, Class A	4,323	72,799
CBS Corp., Class B	11,367	93,096
Clear Channel Outdoor Holdings, Inc., Class A*	200	1,230
Comcast Corp., Class A	39,024	658,725
Discovery Communications, Inc., Class C*	5,417	72,534
EW Scripps Co., Class A	589	1,302
Gannett Co., Inc.	4,414	35,312
Hearst-Argyle Television, Inc.	491	2,975
Interpublic Group of Cos., Inc.*	1,179	4,669
Liberty Global, Inc., Class A*	3,037	48,349
Liberty Media Corp., Capital Series, Class A*	2,259	10,640
McGraw-Hill Cos., Inc.	3,045	70,614
Meredith Corp.	786	13,456
New York Times Co., Class A	2,947	21,601
News Corp., Class A	27,501	249,984
Omnicom Group, Inc.	491	13,218
Regal Entertainment Group, Class A	1,670	17,051
Scripps Networks Interactive, Inc., Class A	1,572	34,584
Time Warner Cable, Inc., Class A*	1,572	33,719
Time Warner, Inc.	62,100	624,726
Viacom, Inc., Class B*	687	13,094
Virgin Media, Inc.	5,677	28,328
Walt Disney Co.	33,055	750,018
Warner Music Group Corp.	687	2,075
Washington Post Co., Class B	100	39,025

		2,917,492

Multiline Retail (0.4%)
Family Dollar Stores, Inc.	2,658	69,294
J.C. Penney Co., Inc.	4,300	84,710
Kohl’s Corp.*	1,375	49,775
Macy’s, Inc.	8,072	83,545
Saks, Inc.*	2,358	10,328
Sears Holdings Corp.*	1,100	42,757
Target Corp.	1,080	37,293

		377,702

Specialty Retail (1.9%)
American Eagle Outfitters, Inc.	982	9,191
AnnTaylor Stores Corp.*	687	3,964
AutoNation, Inc.*	2,466	24,364
Barnes & Noble, Inc.	687	10,305
Bed Bath & Beyond, Inc.*	884	22,471
Foot Locker, Inc.	2,940	21,580
Gap, Inc.	4,716	63,147
Home Depot, Inc.	33,145	762,998
Limited Brands, Inc.	1,866	18,735
Lowe’s Cos., Inc.	27,138	584,010
Office Depot, Inc.*	5,796	17,272
OfficeMax, Inc.	1,375	10,505
O’Reilly Automotive, Inc.*	1,673	51,428

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
Penske Automotive Group, Inc.	786	$6,036
RadioShack Corp.	2,456	29,325
Signet Jewelers Ltd.	1,670	14,479
Staples, Inc.	2,063	36,969
Williams-Sonoma, Inc.	1,670	13,126

		1,699,905

Textiles, Apparel & Luxury Goods (0.1%)
Jones Apparel Group, Inc.	1,637	9,593
Liz Claiborne, Inc.	1,845	4,797
Phillips-Van Heusen Corp.	200	4,026
VF Corp.	1,772	97,052

		115,468

Total Consumer Discretionary		7,095,848

Consumer Staples (9.4%)
Beverages (1.3%)
Brown-Forman Corp., Class B	491	25,281
Coca-Cola Co.	13,388	606,075
Coca-Cola Enterprises, Inc.	6,189	74,454
Constellation Brands, Inc., Class A*	3,545	55,905
Dr. Pepper Snapple Group, Inc.*	5,116	83,135
Molson Coors Brewing Co., Class B	2,265	110,804
Pepsi Bottling Group, Inc.	2,652	59,696
PepsiAmericas, Inc.	1,080	21,989
PepsiCo, Inc.	1,870	102,420

		1,139,759

Food & Staples Retailing (1.6%)
BJ’s Wholesale Club, Inc.*	1,182	40,495
CVS Caremark Corp.	12,991	373,362
Kroger Co.	7,281	192,291
Rite Aid Corp.*	10,905	3,381
Safeway, Inc.	8,551	203,257
SUPERVALU, Inc.	4,117	60,108
Walgreen Co.	1,477	36,438
Wal-Mart Stores, Inc.	8,468	474,716

		1,384,048

Food Products (2.8%)
Archer-Daniels-Midland Co.	12,677	365,478
Bunge Ltd.	2,356	121,970
Campbell Soup Co.	2,066	62,001
ConAgra Foods, Inc.	8,751	144,392
Corn Products International, Inc.	1,473	42,496
Dean Foods Co.*	589	10,584
Del Monte Foods Co.	3,438	24,547
General Mills, Inc.	6,003	364,682
H.J. Heinz Co.	2,656	99,866
Hershey Co.	1,477	51,311
Hormel Foods Corp.	1,277	39,689
JM Smucker Co.	1,870	81,083
Kellogg Co.	2,063	90,463
Kraft Foods, Inc., Class A	28,831	774,112
McCormick & Co., Inc. (Non-Voting)	1,277	40,685
Sara Lee Corp.	14,062	137,667
Smithfield Foods, Inc.*	2,358	33,177
Tyson Foods, Inc., Class A	4,912	43,029

		2,527,232

Household Products (3.0%)
Clorox Co.	1,870	103,897
Kimberly-Clark Corp.	4,821	254,260
Procter & Gamble Co.	36,998	2,287,216

		2,645,373

Personal Products (0.0%)
Alberto-Culver Co.	1,375	33,701

	Number of Shares	Value (Note 1)
NBTY, Inc.*	491	$7,684

		41,385

Tobacco (0.7%)
Altria Group, Inc.	10,218	153,883
Lorillard, Inc.	1,573	88,639
Reynolds American, Inc.	3,442	138,747
UST, Inc.	2,856	198,149

		579,418

Total Consumer Staples		8,317,215

Energy (16.8%)
Energy Equipment & Services (0.4%)
BJ Services Co.	5,689	66,391
ENSCO International, Inc.	200	5,678
Exterran Holdings, Inc.*	1,272	27,094
Global Industries Ltd.*	884	3,085
Helix Energy Solutions Group, Inc.*	1,649	11,939
Helmerich & Payne, Inc.	2,058	46,820
Hercules Offshore, Inc.*	1,759	8,355
Key Energy Services, Inc.*	2,161	9,530
Nabors Industries Ltd.*	4,702	56,283
Oil States International, Inc.*	393	7,345
Patterson-UTI Energy, Inc.	1,277	14,698
Pride International, Inc.*	982	15,692
Rowan Cos., Inc.	1,372	21,815
SEACOR Holdings, Inc.*	400	26,660
Tidewater, Inc.	982	39,545
Unit Corp.*	200	5,344

		366,274

Oil, Gas & Consumable Fuels (16.4%)
Anadarko Petroleum Corp.	9,221	355,469
Apache Corp.	6,479	482,880
Cabot Oil & Gas Corp.	1,080	28,080
Chesapeake Energy Corp.	6,646	107,466
Chevron Corp.	40,408	2,988,980
Cimarex Energy Co.	1,670	44,723
ConocoPhillips	30,059	1,557,056
Devon Energy Corp.	8,744	574,568
El Paso Corp.	10,681	83,632
Encore Acquisition Co.*	782	19,957
EOG Resources, Inc.	1,177	78,365
Exxon Mobil Corp.	84,093	6,713,144
Forest Oil Corp.*	1,759	29,006
Marathon Oil Corp.	13,830	378,389
Mariner Energy, Inc.*	589	6,008
Newfield Exploration Co.*	2,551	50,382
Noble Energy, Inc.	3,138	154,452
Overseas Shipholding Group, Inc.	393	16,549
Petrohawk Energy Corp.*	300	4,689
Pioneer Natural Resources Co.	2,351	38,039
Plains Exploration & Production Co.*	200	4,648
Southern Union Co.	2,063	26,901
Spectra Energy Corp.	12,176	191,650
St. Mary Land & Exploration Co.	684	13,892
Sunoco, Inc.	882	38,332
Teekay Corp.	884	17,371
Tesoro Corp.	1,859	24,483
Valero Energy Corp.	10,195	220,620
XTO Energy, Inc.	9,718	342,754

		14,592,485

Total Energy		14,958,759

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
Financials (23.3%)
Capital Markets (3.0%)
Allied Capital Corp.	3,635	$9,778
American Capital Ltd.	3,914	12,681
Ameriprise Financial, Inc.	4,319	100,892
Bank of New York Mellon Corp.	22,504	637,538
BlackRock, Inc.	100	13,415
E*TRADE Financial Corp.*	7,565	8,700
Franklin Resources, Inc.	1,377	87,825
Goldman Sachs Group, Inc.	7,742	653,347
Invesco Ltd.	6,574	94,929
Investment Technology Group, Inc.*	100	2,272
Janus Capital Group, Inc.	200	1,606
Jefferies Group, Inc.	2,449	34,433
Legg Mason, Inc.	2,649	58,040
Merrill Lynch & Co., Inc.	30,200	351,528
MF Global Ltd.*	1,179	2,405
Morgan Stanley	20,601	330,440
Northern Trust Corp.	393	20,491
Raymond James Financial, Inc.	1,866	31,965
State Street Corp.	6,100	239,913

		2,692,198

Commercial Banks (6.0%)
Associated Banc-Corp	2,358	49,353
Bancorpsouth, Inc.	1,572	36,722
Bank of Hawaii Corp.	884	39,930
BB&T Corp.	10,816	297,007
BOK Financial Corp.	393	15,877
City National Corp./California	786	38,278
Comerica, Inc.	2,942	58,399
Commerce Bancshares, Inc./Missouri	1,179	51,817
Cullen/Frost Bankers, Inc.	1,080	54,734
Fifth Third Bancorp	9,721	80,295
First Citizens BancShares, Inc./North Carolina, Class A	100	15,280
First Horizon National Corp.	3,996	42,239
Fulton Financial Corp.	3,242	31,188
Huntington Bancshares, Inc./Ohio	7,172	54,938
KeyCorp	9,502	80,957
M&T Bank Corp.	1,277	73,313
Marshall & Ilsley Corp.	5,007	68,296
National City Corp.	39,210	70,970
PNC Financial Services Group, Inc.	6,775	331,975
Popular, Inc.	5,305	27,374
Regions Financial Corp.	13,344	106,218
SunTrust Banks, Inc.	6,968	205,835
Synovus Financial Corp.	5,403	44,845
TCF Financial Corp.	2,456	33,549
U.S. Bancorp	34,105	852,966
Valley National Bancorp	2,456	49,734
Wachovia Corp.	42,686	236,480
Webster Financial Corp.	1,179	16,247
Wells Fargo & Co.	73,931	2,179,486
Whitney Holding Corp./Louisiana	1,080	17,269
Wilmington Trust Corp.	1,277	28,400
Zions Bancorporation	2,363	57,917

		5,347,888

Consumer Finance (0.5%)
American Express Co.	3,100	57,505
AmeriCredit Corp.*	2,358	18,015
Capital One Financial Corp.	7,300	232,797
Discover Financial Services	9,230	87,962
SLM Corp.*	982	8,740

	Number of Shares	Value (Note 1)
Student Loan Corp.	100	$4,100

		409,119

Diversified Financial Services (5.3%)
Bank of America Corp.	97,895	1,378,362
CIT Group, Inc.	5,484	24,897
Citigroup, Inc.	106,300	713,273
CME Group, Inc.	393	81,787
JPMorgan Chase & Co.	72,281	2,279,020
Leucadia National Corp.*	3,433	67,973
Moody’s Corp.	3,830	76,945
NASDAQ OMX Group, Inc.*	1,277	31,555
NYSE Euronext, Inc.	2,000	54,760

		4,708,572

Insurance (5.5%)
Alleghany Corp.*	100	28,200
Allied World Assurance Co. Holdings Ltd./Bermuda	982	39,869
Allstate Corp.	10,777	353,055
American Financial Group, Inc./Ohio	1,468	33,588
American International Group, Inc.	44,776	70,298
American National Insurance Co.	300	22,119
Aon Corp.	5,514	251,880
Arch Capital Group Ltd.*	884	61,968
Arthur J. Gallagher & Co.	1,670	43,270
Assurant, Inc.	2,254	67,620
Axis Capital Holdings Ltd.	2,154	62,724
Brown & Brown, Inc.	1,670	34,903
Chubb Corp.	7,179	366,129
Cincinnati Financial Corp.	2,952	85,815
CNA Financial Corp.	589	9,683
Conseco, Inc.*	3,514	18,202
Endurance Specialty Holdings Ltd.	982	29,980
Erie Indemnity Co., Class A	589	22,164
Everest Reinsurance Group Ltd.	1,180	89,845
Fidelity National Financial, Inc., Class A	4,116	73,059
First American Corp.	1,765	50,991
Genworth Financial, Inc., Class A	8,056	22,798
Hanover Insurance Group, Inc.	982	42,197
Hartford Financial Services Group, Inc.	6,040	99,177
HCC Insurance Holdings, Inc.	2,259	60,428
Lincoln National Corp.	5,016	94,501
Loews Corp.	6,079	171,732
Markel Corp.*	200	59,800
Marsh & McLennan Cos., Inc.	10,133	245,928
MBIA, Inc.*	4,323	17,595
Mercury General Corp.	491	22,581
MetLife, Inc.	9,839	342,988
Nationwide Financial Services, Inc., Class A	886	46,258
Old Republic International Corp.	4,416	52,639
OneBeacon Insurance Group Ltd.	491	5,126
PartnerReinsurance Ltd.	1,082	77,114
Principal Financial Group, Inc.	4,984	112,489
Progressive Corp.	13,067	193,522
Protective Life Corp.	1,370	19,659
Prudential Financial, Inc.	6,946	210,186
Reinsurance Group of America, Inc.	2,577	110,347
RenaissanceReinsurance Holdings Ltd.	1,280	65,997
StanCorp Financial Group, Inc.	982	41,018
Torchmark Corp.	1,668	74,560

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
Transatlantic Holdings, Inc.	393	$15,744
Travelers Cos., Inc.	11,890	537,428
Unitrin, Inc.	884	14,091
Unum Group	6,647	123,634
W.R. Berkley Corp.	2,554	79,174
White Mountains Insurance Group Ltd.	200	53,422
XL Capital Ltd., Class A	6,356	23,517

		4,851,012

Real Estate Investment Trusts (REITs) (2.5%)
Alexandria Real Estate Equities, Inc. (REIT)	587	35,420
AMB Property Corp. (REIT)	1,859	43,538
Annaly Capital Management, Inc. (REIT)	10,512	166,825
Apartment Investment & Management Co. (REIT), Class A	1,375	15,881
AvalonBay Communities, Inc. (REIT)	1,473	89,234
Boston Properties, Inc. (REIT)	2,359	129,745
Brandywine Realty Trust (REIT)	2,063	15,906
BRE Properties, Inc. (REIT)	982	27,476
Camden Property Trust (REIT)	391	12,254
CapitalSource, Inc. (REIT)	4,028	18,609
CBL & Associates Properties, Inc. (REIT)	1,277	8,301
Developers Diversified Realty Corp. (REIT)	2,345	11,444
Digital Realty Trust, Inc. (REIT)	491	16,129
Douglas Emmett, Inc. (REIT)	2,352	30,717
Duke Realty Corp. (REIT)	2,817	30,874
Equity Residential (REIT)	5,205	155,213
Essex Property Trust, Inc. (REIT)	393	30,163
Federal Realty Investment Trust (REIT)	786	48,795
General Growth Properties, Inc. (REIT)	2,063	2,661
HCP, Inc. (REIT)	4,317	119,883
Health Care REIT, Inc. (REIT)	1,768	74,610
Hospitality Properties Trust (REIT)	1,965	29,220
Host Hotels & Resorts, Inc. (REIT)	10,098	76,442
HRPT Properties Trust (REIT)	4,393	14,804
iStar Financial, Inc. (REIT)	2,358	5,258
Kilroy Realty Corp. (REIT)	589	19,708
Kimco Realty Corp. (REIT)	4,205	76,867
Liberty Property Trust (REIT)	1,761	40,204
Mack-Cali Realty Corp. (REIT)	1,273	31,189
Nationwide Health Properties, Inc. (REIT)	1,572	45,148
Plum Creek Timber Co., Inc. (REIT)	2,259	78,478
ProLogis (REIT)	5,046	70,089
Public Storage (REIT)	2,456	195,252
Rayonier, Inc. (REIT)	1,277	40,034
Regency Centers Corp. (REIT)	1,373	64,119
SL Green Realty Corp. (REIT)	1,168	30,251
UDR, Inc. (REIT)	2,554	35,220
Ventas, Inc. (REIT)	2,161	72,545
Vornado Realty Trust (REIT)	2,649	159,867
Weingarten Realty Investors (REIT)	1,470	30,414

		2,198,787

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	2,358	10,186
Jones Lang LaSalle, Inc.	687	19,030

	Number of Shares	Value (Note 1)
St. Joe Co.*	293	$7,126

		36,342

Thrifts & Mortgage Finance (0.5%)
Astoria Financial Corp.	1,572	25,906
Capitol Federal Financial	200	9,120
Fannie Mae	20,555	15,622
Freddie Mac	1,179	861
Hudson City Bancorp, Inc.	6,889	109,948
MGIC Investment Corp.	2,456	8,547
New York Community Bancorp, Inc.	6,681	79,905
People’s United Financial, Inc.	6,691	119,300
Sovereign Bancorp, Inc.*	8,521	25,393
TFS Financial Corp.	1,768	22,807
Tree.com, Inc.*	100	260
Washington Federal, Inc.	1,572	23,517

		441,186

Total Financials		20,685,104

Health Care (13.0%)
Biotechnology (1.4%)
Amgen, Inc.*	21,300	1,230,075

Health Care Equipment & Supplies (0.9%)
Advanced Medical Optics, Inc.*	200	1,322
Beckman Coulter, Inc.	200	8,788
Boston Scientific Corp.*	26,957	208,647
Cooper Cos., Inc.	982	16,105
Covidien Ltd.	9,835	356,420
Hill-Rom Holdings, Inc.	1,080	17,777
Hologic, Inc.*	2,358	30,819
Hospira, Inc.*	2,756	73,916
Inverness Medical Innovations, Inc.*	786	14,863
Teleflex, Inc.	787	39,429
Zimmer Holdings, Inc.*	1,575	63,662

		831,748

Health Care Providers & Services (1.7%)
Aetna, Inc.	3,300	94,050
AmerisourceBergen Corp.	2,852	101,702
Brookdale Senior Living, Inc.	884	4,933
Cardinal Health, Inc.	1,768	60,943
CIGNA Corp.	4,698	79,161
Community Health Systems, Inc.*	1,468	21,403
Coventry Health Care, Inc.*	2,456	36,545
DaVita, Inc.*	300	14,871
Health Management Associates, Inc., Class A*	2,358	4,221
Health Net, Inc.*	1,866	20,321
Henry Schein, Inc.*	100	3,669
Humana, Inc.*	1,375	51,260
LifePoint Hospitals, Inc.*	1,080	24,667
Lincare Holdings, Inc.*	200	5,386
McKesson Corp.	1,572	60,884
Omnicare, Inc.	1,965	54,548
Pediatrix Medical Group, Inc.*	200	6,340
Quest Diagnostics, Inc.	589	30,575
Tenet Healthcare Corp.*	5,698	6,553
UnitedHealth Group, Inc.	15,300	406,980
Universal Health Services, Inc., Class B	884	33,212
WellPoint, Inc.*	9,239	389,239

		1,511,463

Health Care Technology (0.0%)
HLTH Corp.*	1,481	15,492

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
IMS Health, Inc.	2,751	$41,705

		57,197

Life Sciences Tools & Services (0.3%)
Charles River Laboratories International, Inc.*	687	17,999
Life Technologies Corp.*	1,277	29,767
PerkinElmer, Inc.	1,277	17,763
Thermo Fisher Scientific, Inc.*	5,310	180,912

		246,441

Pharmaceuticals (8.7%)
Bristol-Myers Squibb Co.	3,345	77,771
Eli Lilly & Co.	17,704	712,940
Endo Pharmaceuticals Holdings, Inc.*	200	5,176
Forest Laboratories, Inc.*	5,607	142,810
Johnson & Johnson	40,535	2,425,209
King Pharmaceuticals, Inc.*	4,716	50,084
Merck & Co., Inc.	29,932	909,933
Mylan, Inc.*	4,912	48,580
Pfizer, Inc.	132,063	2,338,836
Watson Pharmaceuticals, Inc.*	982	26,092
Wyeth	26,066	977,735

		7,715,166

Total Health Care		11,592,090

Industrials (8.8%)
Aerospace & Defense (1.7%)
Alliant Techsystems, Inc.*	400	34,304
BE Aerospace, Inc.*	200	1,538
General Dynamics Corp.	7,772	447,589
L-3 Communications Holdings, Inc.	489	36,078
Northrop Grumman Corp.	5,014	225,831
Raytheon Co.	5,217	266,276
Spirit AeroSystems Holdings, Inc., Class A*	2,259	22,974
United Technologies Corp.	8,260	442,736

		1,477,326

Air Freight & Logistics (0.4%)
FedEx Corp.	6,096	391,058
UTi Worldwide, Inc.	200	2,868

		393,926

Airlines (0.3%)
AMR Corp.*	2,652	28,297
Continental Airlines, Inc., Class B*	2,161	39,028
Copa Holdings S.A., Class A	200	6,064
Delta Air Lines, Inc.*	8,753	100,309
Southwest Airlines Co.	14,128	121,783

		295,481

Building Products (0.1%)
Armstrong World Industries, Inc.	393	8,497
Masco Corp.	6,988	77,776
Owens Corning, Inc.*	1,473	25,483
USG Corp.*	589	4,736

		116,492

Commercial Services & Supplies (0.6%)
Avery Dennison Corp.	2,063	67,522
Cintas Corp.	2,558	59,422
Corrections Corp. of America*	200	3,272
Pitney Bowes, Inc.	393	10,014
R.R. Donnelley & Sons Co.	4,121	55,963
Republic Services, Inc.	3,515	87,137
Steelcase, Inc., Class A	1,277	7,177

	Number of Shares	Value (Note 1)
Waste Management, Inc.	6,788	$224,954

		515,461

Construction & Engineering (0.1%)
Aecom Technology Corp.*	200	6,146
KBR, Inc.	687	10,442
Quanta Services, Inc.*	786	15,563
URS Corp.*	1,277	52,063

		84,214

Electrical Equipment (0.1%)
Cooper Industries Ltd., Class A	786	22,975
Hubbell, Inc., Class B	587	19,183
Thomas & Betts Corp.*	1,179	28,320

		70,478

Industrial Conglomerates (3.9%)
Carlisle Cos., Inc.	982	20,327
General Electric Co.	205,368	3,326,962
Tyco International Ltd.	4,517	97,567

		3,444,856

Machinery (1.0%)
AGCO Corp.*	491	11,583
Crane Co.	982	16,930
Danaher Corp.	1,575	89,161
Dover Corp.	491	16,164
Eaton Corp.	1,772	88,086
Flowserve Corp.	587	30,230
Gardner Denver, Inc.*	1,080	25,207
IDEX Corp.	200	4,830
Illinois Tool Works, Inc.	8,653	303,288
Ingersoll-Rand Co., Ltd., Class A	5,005	86,837
ITT Corp.	786	36,148
Kennametal, Inc.	1,179	26,162
Lincoln Electric Holdings, Inc.	200	10,186
Oshkosh Corp.	491	4,365
Pentair, Inc.	1,863	44,097
Terex Corp.*	2,063	35,731
Timken Co.	1,572	30,858
Trinity Industries, Inc.	1,568	24,712

		884,575

Marine (0.0%)
Alexander & Baldwin, Inc.	884	22,153

Professional Services (0.1%)
Dun & Bradstreet Corp.	300	23,160
Equifax, Inc.	1,080	28,642
Manpower, Inc.	1,375	46,736

		98,538

Road & Rail (0.4%)
Avis Budget Group, Inc.*	2,554	1,788
Con-way, Inc.	687	18,274
Hertz Global Holdings, Inc.*	5,911	29,969
Kansas City Southern*	300	5,715
Norfolk Southern Corp.	5,309	249,788
Ryder System, Inc.	687	26,642

		332,176

Trading Companies & Distributors (0.1%)
GATX Corp.	786	24,342
United Rentals, Inc.*	1,179	10,753
WESCO International, Inc.*	300	5,769

		40,864

Total Industrials		7,776,540

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
Information Technology (2.6%)
Communications Equipment (0.3%)
ADC Telecommunications, Inc.*	2,063	$11,284
Brocade Communications Systems, Inc.*	6,288	17,606
EchoStar Corp., Class A*	687	10,216
JDS Uniphase Corp.*	2,063	7,530
Motorola, Inc.	43,481	192,621
Tellabs, Inc.*	6,975	28,737

		267,994

Computers & Peripherals (0.4%)
Diebold, Inc.	200	5,618
EMC Corp.*	12,100	126,687
Lexmark International, Inc., Class A*	1,572	42,287
NCR Corp.*	300	4,242
QLogic Corp.*	2,456	33,009
SanDisk Corp.*	3,430	32,928
Seagate Technology	4,716	20,892
Sun Microsystems, Inc.*	15,425	58,923
Teradata Corp.*	1,670	24,766

		349,352

Electronic Equipment, Instruments & Components (0.4%)
Arrow Electronics, Inc.*	2,259	42,559
Avnet, Inc.*	1,670	30,411
AVX Corp.	884	7,019
Ingram Micro, Inc., Class A*	3,340	44,723
Jabil Circuit, Inc.	2,063	13,925
Molex, Inc.	1,866	27,038
Tech Data Corp.*	884	15,770
Tyco Electronics Ltd.	9,242	149,813
Vishay Intertechnology, Inc.*	3,340	11,423

		342,681

Internet Software & Services (0.0%)
IAC/InterActiveCorp*	1,375	21,629

IT Services (0.4%)
Affiliated Computer Services, Inc., Class A*	1,279	58,770
Computer Sciences Corp.*	2,849	100,114
Convergys Corp.*	2,456	15,743
DST Systems, Inc.*	200	7,596
Fidelity National Information Services, Inc.	2,849	46,353
Genpact Ltd.*	100	822
Lender Processing Services, Inc.	1,375	40,494
SAIC, Inc.*	3,251	63,329
Unisys Corp.*	3,635	3,090

		336,311

Office Electronics (0.2%)
Xerox Corp.	18,106	144,305
Zebra Technologies Corp., Class A*	100	2,026

		146,331

Semiconductors & Semiconductor Equipment (0.4%)
Advanced Micro Devices, Inc.*	10,197	22,025
Atmel Corp.*	3,144	9,841
Cree, Inc.*	1,080	17,140
Fairchild Semiconductor International, Inc.*	2,554	12,489
Integrated Device Technology, Inc.*	1,768	9,918
Intel Corp.	15,055	220,706
International Rectifier Corp.*	982	13,257
Intersil Corp., Class A	1,572	14,447
KLA-Tencor Corp.	200	4,358

	Number of Shares	Value (Note1)
Lam Research Corp.*	200	$4,256
LSI Corp.*	2,947	9,696
Micron Technology, Inc.*	12,814	33,829
Novellus Systems, Inc.*	1,277	15,758
Teradyne, Inc.*	1,277	5,389

		393,109

Software (0.5%)
Amdocs Ltd.*	2,063	37,732
CA, Inc.	4,000	74,120
Cadence Design Systems, Inc.*	5,010	18,337
Compuware Corp.*	1,965	13,264
McAfee, Inc.*	300	10,371
Novell, Inc.*	3,930	15,288
Symantec Corp.*	16,195	218,956
Synopsys, Inc.*	2,652	49,115

		437,183

Total Information Technology		2,294,590

Materials (2.9%)
Chemicals (1.4%)
Ashland, Inc.	1,272	13,369
Cabot Corp.	1,277	19,538
Celanese Corp., Class A	393	4,885
Chemtura Corp.	4,421	6,189
Cytec Industries, Inc.	982	20,838
Dow Chemical Co.	18,357	277,007
E.I. du Pont de Nemours & Co.	17,576	444,673
Eastman Chemical Co.	1,472	46,677
FMC Corp.	884	39,541
Huntsman Corp.	3,045	10,475
Intrepid Potash, Inc.*	393	8,163
Lubrizol Corp.	1,277	46,470
Nalco Holding Co.	200	2,308
PPG Industries, Inc.	2,847	120,798
Rohm & Haas Co.	393	24,283
RPM International, Inc.	2,554	33,943
Scotts Miracle-Gro Co., Class A	200	5,944
Sigma-Aldrich Corp.	1,179	49,801
Valhi, Inc.	100	1,070
Valspar Corp.	1,965	35,547

		1,211,519

Construction Materials (0.2%)
Eagle Materials, Inc.	100	1,841
Martin Marietta Materials, Inc.	100	9,708
Vulcan Materials Co.	2,159	150,223

		161,772

Containers & Packaging (0.4%)
AptarGroup, Inc.	982	34,606
Ball Corp.	1,572	65,380
Bemis Co., Inc.	2,068	48,970
Owens-Illinois, Inc.*	2,259	61,738
Packaging Corp. of America	1,473	19,827
Pactiv Corp.*	2,456	61,105
Sealed Air Corp.	3,144	46,971
Smurfit-Stone Container Corp.*	6,681	1,704
Sonoco Products Co.	1,866	43,217
Temple-Inland, Inc.	2,044	9,811

		393,329

Metals & Mining (0.6%)
Alcoa, Inc.	3,526	39,703
Carpenter Technology Corp.	884	18,157
Century Aluminum Co.*	589	5,890
Commercial Metals Co.	2,154	25,568

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
Freeport-McMoRan Copper & Gold, Inc.	7,361	$179,903
Nucor Corp.	4,800	221,760
Reliance Steel & Aluminum Co.	1,173	23,390
Schnitzer Steel Industries, Inc., Class A	393	14,797
Steel Dynamics, Inc.	2,252	25,177
Titanium Metals Corp.	1,473	12,977
United States Steel Corp.	100	3,720

		571,042

Paper & Forest Products (0.3%)
Domtar Corp.*	10,119	16,899
International Paper Co.	8,660	102,188
MeadWestvaco Corp.	3,340	37,374
Weyerhaeuser Co.	4,231	129,511

		285,972

Total Materials		2,623,634

Telecommunication Services (6.4%)
Diversified Telecommunication Services (6.1%)
AT&T, Inc.	116,007	3,306,200
CenturyTel, Inc.	2,063	56,382
Embarq Corp.	1,473	52,969
Frontier Communications Corp.	4,905	42,870
Qwest Communications International, Inc.	14,621	53,220
Verizon Communications, Inc.	55,600	1,884,840
Windstream Corp.	4,421	40,673

		5,437,154

Wireless Telecommunication Services (0.3%)
Clearwire Corp., Class A*	200	986
Crown Castle International Corp.*	4,319	75,928
Leap Wireless International, Inc.*	982	26,406
Sprint Nextel Corp.*	53,520	97,942
Telephone & Data Systems, Inc.	1,179	37,433
U.S. Cellular Corp.*	200	8,648

		247,343

Total Telecommunication Services		5,684,497

Utilities (6.8%)
Electric Utilities (3.5%)
American Electric Power Co., Inc.	7,770	258,586
DPL, Inc.	1,965	44,881
Duke Energy Corp.	24,702	370,777
Edison International	6,295	202,195
Entergy Corp.	1,084	90,113
Exelon Corp.	6,491	360,964
FirstEnergy Corp.	6,005	291,723
FPL Group, Inc.	7,970	401,130
Great Plains Energy, Inc.	2,161	41,772
Hawaiian Electric Industries, Inc.	1,773	39,254
Northeast Utilities	3,249	78,171
NV Energy, Inc.	3,849	38,067
Pepco Holdings, Inc.	3,733	66,298
Pinnacle West Capital Corp.	2,068	66,445
Progress Energy, Inc.	5,217	207,897
Southern Co.	15,067	557,479

		3,115,752

Gas Utilities (0.4%)
AGL Resources, Inc.	1,375	43,106
Atmos Energy Corp.	1,773	42,020
Energen Corp.	1,077	31,588
National Fuel Gas Co.	1,572	49,251

	Number of Shares	Value (Note 1)
ONEOK, Inc.	1,965	$57,221
Questar Corp.	2,059	67,309
UGI Corp.	2,266	55,336

		345,831

Independent Power Producers & Energy Traders (0.2%)
Constellation Energy Group, Inc.	300	7,527
Dynegy, Inc., Class A*	9,577	19,154
Mirant Corp.*	1,277	24,097
NRG Energy, Inc.*	2,842	66,304
Reliant Energy, Inc.*	7,074	40,887

		157,969

Multi-Utilities (2.6%)
Alliant Energy Corp.	2,063	60,198
Ameren Corp.	4,230	140,690
CenterPoint Energy, Inc.	2,161	27,272
CMS Energy Corp.	4,323	43,706
Consolidated Edison, Inc.	5,416	210,845
Dominion Resources, Inc.	11,418	409,221
DTE Energy Co.	3,147	112,253
Integrys Energy Group, Inc.	1,575	67,693
MDU Resources Group, Inc.	3,635	78,443
NiSource, Inc.	5,610	61,542
NSTAR	2,066	75,388
OGE Energy Corp.	1,768	45,579
PG&E Corp.	7,086	274,299
Puget Energy, Inc.	2,461	67,111
SCANA Corp.	2,361	84,052
Sempra Energy	4,921	209,782
TECO Energy, Inc.	4,433	54,748
Vectren Corp.	1,575	39,391
Wisconsin Energy Corp.	2,263	95,001
Xcel Energy, Inc.	8,263	153,279

		2,310,493

Water Utilities (0.1%)
American Water Works Co., Inc.	1,080	22,551
Aqua America, Inc.	2,658	54,728

		77,279

Total Utilities		6,007,324

Total Common Stocks (98.0%) (Cost $80,273,044)		87,035,601

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.2%)
U.S. Treasury Bills
0.13%, 6/11/09 #(p)	$183,000	182,893

Time Deposit (1.9%)
JP Morgan Chase Nassau 0.001%, 1/2/09	1,640,589	1,640,589

Total Short-Term Investments (2.1%) (Cost/Amortized Cost $1,823,511)		1,823,482

Total Investments (100.1%) (Cost/Amortized Cost $82,096,555)		88,859,083
Other Assets Less Liabilities (-0.1%)		(70,656)

Net Assets (100%)		$88,788,427

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(p)	Yield to maturity.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation
Purchases
S&P 500 E-Mini Index	30	March-09	$1,316,400	$1,350,150	$33,750
S&P Mid 400 E-Mini Index	5	March-09	254,201	268,600	14,399

					$48,149

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$87,035,601	$1,823,482	$—	$88,859,083
Other Investments*	48,149	—	—	48,149

Total	$87,083,750	$1,823,482	$—	$88,907,232

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$121,850,078
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$123,983,063

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,687,089
Aggregate gross unrealized depreciation	(7,684,558)

Net unrealized appreciation	$1,002,531

Federal income tax cost of investments	$87,856,552

The Portfolio has a net capital loss carryforward of $50,050,032 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.2%)
Auto Components (0.5%)
Autoliv, Inc.^	312,000	$6,695,520
BorgWarner, Inc.	6,500	141,505
Federal Mogul Corp.*	10,000	42,300
Goodyear Tire & Rubber Co.*	37,800	225,666
Johnson Controls, Inc.	221,600	4,024,256
Magna International, Inc., Class A	70,200	2,101,086
TRW Automotive Holdings Corp.*	22,100	79,560

		13,309,893

Automobiles (0.3%)
Ford Motor Co.*	954,900	2,186,721
General Motors Corp.	214,700	687,040
Harley-Davidson, Inc.	11,600	196,852
Thor Industries, Inc.	11,000	144,980
Toyota Motor Corp. (ADR)^	99,700	6,524,368

		9,739,961

Distributors (0.1%)
Genuine Parts Co.	72,200	2,733,492

Diversified Consumer Services (0.0%)
Career Education Corp.*	39,400	706,836
Service Corp. International	115,000	571,550
Weight Watchers International, Inc.	2,400	70,608

		1,348,994

Hotels, Restaurants & Leisure (0.3%)
Boyd Gaming Corp.	21,900	103,587
Carnival Corp.	152,900	3,718,528
Choice Hotels International, Inc.	8,800	264,528
International Speedway Corp., Class A	14,300	410,839
Interval Leisure Group, Inc.*	14,100	75,999
McDonald’s Corp.	46,500	2,891,835
MGM MIRAGE*	3,200	44,032
Orient-Express Hotels Ltd., Class A	2,500	19,150
Royal Caribbean Cruises Ltd.	60,700	834,625
Wyndham Worldwide Corp.	77,900	510,245

		8,873,368

Household Durables (0.9%)
Black & Decker Corp.	107,800	4,507,118
Centex Corp.^	433,200	4,609,248
D.R. Horton, Inc.	139,100	983,437
Fortune Brands, Inc.	67,700	2,794,656
Harman International Industries, Inc.	6,500	108,745
Jarden Corp.*	29,900	343,850
KB Home	33,200	452,184
Leggett & Platt, Inc.	69,100	1,049,629
Lennar Corp., Class A	60,000	520,200
M.D.C. Holdings, Inc.	15,100	457,530
Mohawk Industries, Inc.*	24,600	1,057,062
Newell Rubbermaid, Inc.	121,900	1,192,182
NVR, Inc.*	1,700	775,625
Pulte Homes, Inc.	71,700	783,681
Snap-On, Inc.	25,400	1,000,252
Stanley Works	34,500	1,176,450
Toll Brothers, Inc.*	57,400	1,230,082
Whirlpool Corp.	33,100	1,368,685

		24,410,616

Internet & Catalog Retail (0.1%)
Expedia, Inc.*	91,400	753,136
HSN, Inc.*	14,100	102,507

	Number of Shares	Value (Note 1)
Liberty Media Corp., Interactive, Class A*	261,500	$815,880
Ticketmaster Entertainment, Inc.*	14,100	90,522

		1,762,045

Leisure Equipment & Products (0.1%)
Eastman Kodak Co.	126,900	835,002
Hasbro, Inc.	31,500	918,855
Mattel, Inc.	159,400	2,550,400

		4,304,257

Media (3.5%)
Ascent Media Corp., Class A*	6,200	135,408
Cablevision Systems Corp. - New York Group, Class A	97,600	1,643,584
CBS Corp., Class B^	1,132,650	9,276,404
Clear Channel Outdoor Holdings, Inc., Class A*	3,900	23,985
Comcast Corp., Class A	874,400	14,759,872
Discovery Communications, Inc., Class C*	123,800	1,657,682
EW Scripps Co., Class A	12,700	28,067
Gannett Co., Inc.^	736,200	5,889,600
Hearst-Argyle Television, Inc.	10,000	60,600
Interpublic Group of Cos., Inc.*	29,900	118,404
Liberty Global, Inc., Class A*	75,700	1,205,144
Liberty Media Corp., Capital Series, Class A*	49,000	230,790
McGraw-Hill Cos., Inc.	71,000	1,646,490
Meredith Corp.	17,300	296,176
New York Times Co., Class A	63,300	463,989
News Corp., Class A	833,000	7,571,970
Omnicom Group, Inc.	10,600	285,352
Regal Entertainment Group, Class A	35,100	358,371
Scripps Networks Interactive, Inc., Class A	38,200	840,400
Time Warner Cable, Inc., Class A*	34,300	735,735
Time Warner, Inc.	2,662,100	26,780,726
Viacom, Inc., Class B*	15,000	285,900
Virgin Media, Inc.	129,400	645,706
Walt Disney Co.	944,500	21,430,705
Warner Music Group Corp.	18,400	55,568
Washington Post Co., Class B	2,800	1,092,700

		97,519,328

Multiline Retail (0.7%)
Family Dollar Stores, Inc.	56,700	1,478,169
J.C. Penney Co., Inc.	97,700	1,924,690
Kohl’s Corp.*	32,400	1,172,880
Macy’s, Inc.^	1,210,500	12,528,675
Saks, Inc.*	63,500	278,130
Sears Holdings Corp.*	26,000	1,010,620
Target Corp.	25,700	887,421

		19,280,585

Specialty Retail (2.5%)
American Eagle Outfitters, Inc.	22,900	214,344
AnnTaylor Stores Corp.*	16,400	94,628
AutoNation, Inc.*	50,600	499,928
Barnes & Noble, Inc.	15,900	238,500
Bed Bath & Beyond, Inc.*	20,200	513,484
Foot Locker, Inc.	68,100	499,854
Gap, Inc.^	503,400	6,740,526
Home Depot, Inc.^	1,242,200	28,595,444
Limited Brands, Inc.	98,500	988,940
Lowe’s Cos., Inc.	1,106,800	23,818,336

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Office Depot, Inc.*	120,200	$358,196
OfficeMax, Inc.	33,400	255,176
O’Reilly Automotive, Inc.*	37,600	1,155,824
Penske Automotive Group, Inc.	17,900	137,472
RadioShack Corp.	57,700	688,938
Signet Jewelers Ltd.	37,500	325,125
Staples, Inc.	46,300	829,696
TJX Cos., Inc.	223,400	4,595,338
Williams-Sonoma, Inc.	35,400	278,244

		70,827,993

Textiles, Apparel & Luxury Goods (0.2%)
Jones Apparel Group, Inc.^	551,600	3,232,376
Liz Claiborne, Inc.	41,700	108,420
Phillips-Van Heusen Corp.	2,800	56,364
VF Corp.	38,500	2,108,645

		5,505,805

Total Consumer Discretionary		259,616,337

Consumer Staples (11.3%)
Beverages (1.4%)
Brown-Forman Corp., Class B	12,000	617,880
Coca-Cola Co.	370,000	16,749,900
Coca-Cola Enterprises, Inc.	592,600	7,128,978
Constellation Brands, Inc., Class A*	81,400	1,283,678
Dr. Pepper Snapple Group, Inc.*	111,600	1,813,500
Molson Coors Brewing Co., Class B^	171,600	8,394,672
Pepsi Bottling Group, Inc.	60,400	1,359,604
PepsiAmericas, Inc.	25,500	519,180
PepsiCo, Inc.	41,900	2,294,863

		40,162,255

Food & Staples Retailing (2.2%)
BJ’s Wholesale Club, Inc.*	26,300	901,038
CVS Caremark Corp.	289,600	8,323,104
Kroger Co.	393,400	10,389,694
Rite Aid Corp.*	223,800	69,378
Safeway, Inc.	631,500	15,010,755
SUPERVALU, Inc.^	244,600	3,571,160
Walgreen Co.	33,100	816,577
Wal-Mart Stores, Inc.	405,200	22,715,512

		61,797,218

Food Products (2.9%)
Archer-Daniels-Midland Co.	488,455	14,082,157
Bunge Ltd.^	152,700	7,905,279
Campbell Soup Co.	48,200	1,446,482
ConAgra Foods, Inc.	457,200	7,543,800
Corn Products International, Inc.	32,600	940,510
Dean Foods Co.*	13,200	237,204
Del Monte Foods Co.	86,800	619,752
General Mills, Inc.	169,900	10,321,425
H.J. Heinz Co.	94,200	3,541,920
Hershey Co.	33,600	1,167,264
Hormel Foods Corp.	31,300	972,804
JM Smucker Co.	68,988	2,991,320
Kellogg Co.	47,300	2,074,105
Kraft Foods, Inc., Class A	647,500	17,385,375
McCormick & Co., Inc. (Non-Voting)	31,000	987,660
Sara Lee Corp.	311,100	3,045,669
Smithfield Foods, Inc.*	51,300	721,791
Tyson Foods, Inc., Class A^	633,400	5,548,584

		81,533,101

Household Products (3.0%)
Clorox Co.	42,000	2,333,520
Colgate-Palmolive Co.	52,700	3,612,058

	Number of Shares	Value (Note 1)
Kimberly-Clark Corp.	151,600	$7,995,384
Procter & Gamble Co.	1,142,385	70,622,241

		84,563,203

Personal Products (0.1%)
Alberto-Culver Co.	33,600	823,536
NBTY, Inc.*	11,900	186,235

		1,009,771

Tobacco (1.7%)
Altria Group, Inc.	945,800	14,243,748
Lorillard, Inc.	36,500	2,056,775
Philip Morris International, Inc.	431,800	18,787,618
Reynolds American, Inc.^	190,800	7,691,148
UST, Inc.	65,100	4,516,638

		47,295,927

Total Consumer Staples		316,361,475

Energy (16.7%)
Energy Equipment & Services (0.3%)
BJ Services Co.	129,400	1,510,098
ENSCO International, Inc.	4,300	122,077
Exterran Holdings, Inc.*	28,900	615,570
Global Industries Ltd.*	18,300	63,867
Helix Energy Solutions Group, Inc.*	36,900	267,156
Helmerich & Payne, Inc.	45,900	1,044,225
Hercules Offshore, Inc.*	39,100	185,725
Key Energy Services, Inc.*	45,900	202,419
Nabors Industries Ltd.*	106,500	1,274,805
Oil States International, Inc.*	7,300	136,437
Patterson-UTI Energy, Inc.	25,900	298,109
Pride International, Inc.*	20,900	333,982
Rowan Cos., Inc.	32,200	511,980
SEACOR Holdings, Inc.*	8,100	539,865
Tidewater, Inc.	21,800	877,886
Unit Corp.*	4,900	130,928

		8,115,129

Oil, Gas & Consumable Fuels (16.4%)
Anadarko Petroleum Corp.	206,200	7,949,010
Apache Corp.^	297,800	22,195,034
BP plc (ADR)^	267,500	12,502,950
Cabot Oil & Gas Corp.	24,800	644,800
Chesapeake Energy Corp.	152,600	2,467,542
Chevron Corp.	1,181,700	87,410,349
Cimarex Energy Co.	36,500	977,470
ConocoPhillips	986,700	51,111,060
Devon Energy Corp.	360,300	23,675,313
El Paso Corp.	243,100	1,903,473
Encore Acquisition Co.*	17,500	446,600
EOG Resources, Inc.	27,200	1,810,976
Exxon Mobil Corp.	2,385,900	190,466,397
Forest Oil Corp.*	39,000	643,110
Marathon Oil Corp.	311,800	8,530,848
Mariner Energy, Inc.*	10,400	106,080
Newfield Exploration Co.*	58,000	1,145,500
Noble Energy, Inc.	71,000	3,494,620
Occidental Petroleum Corp.	121,900	7,312,781
Overseas Shipholding Group, Inc.	9,900	416,889
Petrohawk Energy Corp.*	6,300	98,469
Pioneer Natural Resources Co.	52,600	851,068
Plains Exploration & Production Co.*	4,100	95,284
Royal Dutch Shell plc (ADR)	233,000	12,335,020
Southern Union Co.	49,100	640,264
Spectra Energy Corp.	278,800	4,388,312
St. Mary Land & Exploration Co.	15,900	322,929

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Sunoco, Inc.	20,900	$908,314
Teekay Corp.	18,500	363,525
Tesoro Corp.	43,000	566,310
Valero Energy Corp.	343,900	7,441,996
XTO Energy, Inc.	217,100	7,657,117

		460,879,410

Total Energy		468,994,539

Financials (21.7%)
Capital Markets (2.9%)
Allied Capital Corp.	78,700	211,703
American Capital Ltd.	89,300	289,332
Ameriprise Financial, Inc.	97,800	2,284,608
Bank of New York Mellon Corp.	503,800	14,272,654
BlackRock, Inc.	2,100	281,715
Deutsche Bank AG (Registered)^	169,700	6,905,093
E*TRADE Financial Corp.*	152,400	175,260
Franklin Resources, Inc.	31,800	2,028,204
Goldman Sachs Group, Inc.	287,300	24,245,247
Invesco Ltd.	149,200	2,154,448
Investment Technology Group, Inc.*	1,600	36,352
Janus Capital Group, Inc.	5,000	40,150
Jefferies Group, Inc.	55,400	778,924
Legg Mason, Inc.	61,300	1,343,083
Merrill Lynch & Co., Inc.	673,400	7,838,376
MF Global Ltd.*	23,100	47,124
Morgan Stanley^	799,600	12,825,584
Northern Trust Corp.	9,400	490,116
Raymond James Financial, Inc.	42,100	721,173
State Street Corp.	138,300	5,439,339

		82,408,485

Commercial Banks (4.9%)
Associated Banc-Corp.	56,100	1,174,173
Bancorpsouth, Inc.	36,300	847,968
Bank of Hawaii Corp.	21,100	953,087
BB&T Corp.	240,900	6,615,114
BOK Financial Corp.	9,800	395,920
City National Corp./California	17,700	861,990
Comerica, Inc.	66,300	1,316,055
Commerce Bancshares, Inc./Missouri	27,300	1,199,835
Cullen/Frost Bankers, Inc.	25,900	1,312,612
Fifth Third Bancorp^	634,100	5,237,666
First Citizens BancShares, Inc./North Carolina, Class A	2,700	412,560
First Horizon National Corp.	90,431	955,858
Fulton Financial Corp.	76,600	736,892
Huntington Bancshares, Inc./Ohio	161,300	1,235,558
KeyCorp.	216,800	1,847,136
M&T Bank Corp.	29,000	1,664,890
Marshall & Ilsley Corp.	114,100	1,556,324
National City Corp.	896,800	1,623,208
PNC Financial Services Group, Inc.	152,400	7,467,600
Popular, Inc.	123,700	638,292
Regions Financial Corp.	306,000	2,435,760
SunTrust Banks, Inc.	155,600	4,596,424
Synovus Financial Corp.	123,700	1,026,710
TCF Financial Corp.	55,700	760,862
U.S. Bancorp^	954,900	23,882,049
Valley National Bancorp	58,900	1,192,725
Wachovia Corp.	951,200	5,269,648
Webster Financial Corp.	23,100	318,318
Wells Fargo & Co.	2,005,900	59,133,932
Whitney Holding Corp./Louisiana	28,200	450,918

	Number of Shares	Value (Note 1)
Wilmington Trust Corp.	29,600	$658,304
Zions Bancorporation	50,800	1,245,108

		139,023,496

Consumer Finance (0.5%)
American Express Co.	71,400	1,324,470
AmeriCredit Corp.*	50,700	387,348
Capital One Financial Corp.^	204,400	6,518,316
Discover Financial Services	445,000	4,240,850
SLM Corp.*	23,400	208,260
Student Loan Corp.	1,700	69,700

		12,748,944

Diversified Financial Services (5.3%)
Bank of America Corp.	3,074,800	43,293,184
CIT Group, Inc.	124,400	564,776
Citigroup, Inc.^	3,522,600	23,636,646
CME Group, Inc.	8,800	1,831,368
JPMorgan Chase & Co.	2,334,500	73,606,785
Leucadia National Corp.*	78,200	1,548,360
Moody’s Corp.	86,700	1,741,803
NASDAQ OMX Group, Inc.*	27,100	669,641
NYSE Euronext, Inc.	46,400	1,270,432

		148,162,995

Insurance (5.9%)
ACE Ltd.	82,600	4,371,192
Alleghany Corp.*	2,300	648,600
Allied World Assurance Co. Holdings Ltd./Bermuda	21,500	872,900
Allstate Corp.	547,300	17,929,548
American Financial Group, Inc./Ohio	34,600	791,648
American International Group, Inc.	2,181,300	3,424,641
American National Insurance Co.	7,000	516,110
Aon Corp.	122,300	5,586,664
Arch Capital Group Ltd.*	20,300	1,423,030
Arthur J. Gallagher & Co.	40,900	1,059,719
Assurant, Inc.	52,100	1,563,000
Axis Capital Holdings Ltd.	50,200	1,461,824
Brown & Brown, Inc.	38,800	810,920
Chubb Corp.	218,965	11,167,215
Cincinnati Financial Corp.	64,200	1,866,294
CNA Financial Corp.	12,000	197,280
Conseco, Inc.*	81,300	421,134
Endurance Specialty Holdings Ltd.	23,000	702,190
Erie Indemnity Co., Class A	13,000	489,190
Everest Reinsurance Group Ltd.	27,300	2,078,622
Fidelity National Financial, Inc., Class A	94,200	1,672,050
First American Corp.	40,700	1,175,823
Genworth Financial, Inc., Class A^	2,342,900	6,630,407
Hanover Insurance Group, Inc.	22,600	971,122
Hartford Financial Services Group, Inc.^	321,000	5,270,820
HCC Insurance Holdings, Inc.	50,800	1,358,900
Lincoln National Corp.	114,200	2,151,528
Loews Corp.	138,300	3,906,975
Markel Corp.*	4,400	1,315,600
Marsh & McLennan Cos., Inc.	225,300	5,468,031
MBIA, Inc.*	94,100	382,987
Mercury General Corp.	11,700	538,083
MetLife, Inc.	531,800	18,538,548
Nationwide Financial Services, Inc., Class A	20,300	1,059,863
Old Republic International Corp.	101,500	1,209,880
OneBeacon Insurance Group Ltd.	10,600	110,664

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
PartnerReinsurance Ltd.^	67,500	$4,810,725
Principal Financial Group, Inc.	114,000	2,572,980
Progressive Corp.	298,400	4,419,304
Protective Life Corp.	30,700	440,545
Prudential Financial, Inc.	158,200	4,787,132
Reinsurance Group of America, Inc.	26,000	1,113,320
RenaissanceReinsurance Holdings Ltd.	27,000	1,392,120
StanCorp Financial Group, Inc.	21,600	902,232
Torchmark Corp.	39,600	1,770,120
Transatlantic Holdings, Inc.	9,000	360,540
Travelers Cos., Inc.	464,700	21,004,440
Unitrin, Inc.	18,100	288,514
Unum Group	452,300	8,412,780
W.R. Berkley Corp.	59,900	1,856,900
Wesco Financial Corp.	600	172,740
White Mountains Insurance Group Ltd.	3,900	1,041,729
XL Capital Ltd., Class A	145,700	539,090

		165,028,213

Real Estate Investment Trusts (REITs) (1.8%)
Alexandria Real Estate Equities, Inc. (REIT)	14,100	850,794
AMB Property Corp. (REIT)	43,100	1,009,402
Annaly Capital Management, Inc. (REIT)	236,800	3,758,016
Apartment Investment & Management Co. (REIT), Class A	27,200	314,160
AvalonBay Communities, Inc. (REIT)	33,900	2,053,662
Boston Properties, Inc. (REIT)	52,700	2,898,500
Brandywine Realty Trust (REIT)	38,500	296,835
BRE Properties, Inc. (REIT)	21,200	593,176
Camden Property Trust (REIT)	8,600	269,524
CapitalSource, Inc. (REIT)	85,600	395,472
CBL & Associates Properties, Inc. (REIT)	29,200	189,800
Developers Diversified Realty Corp. (REIT)	52,700	257,176
Digital Realty Trust, Inc. (REIT)	10,100	331,785
Douglas Emmett, Inc. (REIT)	53,400	697,404
Duke Realty Corp. (REIT)	64,600	708,016
Equity Residential (REIT)	119,200	3,554,544
Essex Property Trust, Inc. (REIT)	8,800	675,400
Federal Realty Investment Trust (REIT)	18,300	1,136,064
General Growth Properties, Inc. (REIT)	47,200	60,888
HCP, Inc. (REIT)	97,800	2,715,906
Health Care REIT, Inc. (REIT)	39,800	1,679,560
Hospitality Properties Trust (REIT)	41,300	614,131
Host Hotels & Resorts, Inc. (REIT)	230,000	1,741,100
HRPT Properties Trust (REIT)	99,300	334,641
iStar Financial, Inc. (REIT)	59,200	132,016
Kilroy Realty Corp. (REIT)	13,100	438,326
Kimco Realty Corp. (REIT)	95,000	1,736,600
Liberty Property Trust (REIT)	40,800	931,464
Mack-Cali Realty Corp. (REIT)	28,900	708,050
Nationwide Health Properties, Inc. (REIT)	38,500	1,105,720
Plum Creek Timber Co., Inc. (REIT)	50,800	1,764,792
ProLogis (REIT)	115,400	1,602,906
Public Storage (REIT)	55,800	4,436,100
Rayonier, Inc. (REIT)	30,300	949,905

	Number of Shares	Value (Note 1)
Regency Centers Corp. (REIT)	30,800	$1,438,360
SL Green Realty Corp. (REIT)	25,700	665,630
UDR, Inc. (REIT)	56,400	777,756
Ventas, Inc. (REIT)	47,700	1,601,289
Vornado Realty Trust (REIT)	60,000	3,621,000
Weingarten Realty Investors (REIT)	32,700	676,563

		49,722,433

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	49,200	212,544
Jones Lang LaSalle, Inc.	14,000	387,800
St. Joe Co.*	6,500	158,080

		758,424

Thrifts & Mortgage Finance (0.4%)
Astoria Financial Corp.	37,000	609,760
Capitol Federal Financial	6,200	282,720
Fannie Mae	468,800	356,288
Freddie Mac	23,600	17,228
Hudson City Bancorp, Inc.	149,300	2,382,828
MGIC Investment Corp.	55,000	191,400
New York Community Bancorp, Inc.	151,000	1,805,960
People’s United Financial, Inc.	152,400	2,717,292
Sovereign Bancorp, Inc.*	195,400	582,292
TFS Financial Corp.	45,800	590,820
Tree.com, Inc.*	2,300	5,980
Washington Federal, Inc.	38,600	577,456

		10,120,024

Total Financials		607,973,014

Health Care (13.9%)
Biotechnology (1.4%)
Amgen, Inc.*	668,400	38,600,100

Health Care Equipment & Supplies (0.7%)
Advanced Medical Optics, Inc.*	3,100	20,491
Beckman Coulter, Inc.	5,300	232,882
Boston Scientific Corp.*	616,200	4,769,388
Cooper Cos., Inc.	19,800	324,720
Covidien Ltd.	220,100	7,976,424
Hill-Rom Holdings, Inc.	23,700	390,102
Hologic, Inc.*	56,300	735,841
Hospira, Inc.*	60,000	1,609,200
Inverness Medical Innovations, Inc.*	16,800	317,688
Teleflex, Inc.	17,500	876,750
Zimmer Holdings, Inc.*	33,500	1,354,070

		18,607,556

Health Care Providers & Services (1.7%)
Aetna, Inc.	76,200	2,171,700
AmerisourceBergen Corp.	62,300	2,221,618
Brookdale Senior Living, Inc.	15,800	88,164
Cardinal Health, Inc.	299,700	10,330,659
CIGNA Corp.	106,500	1,794,525
Community Health Systems, Inc.*	32,800	478,224
Coventry Health Care, Inc.*	53,100	790,128
DaVita, Inc.*	7,800	386,646
Health Management Associates, Inc., Class A*	36,200	64,798
Health Net, Inc.*	44,700	486,783
Henry Schein, Inc.*	2,900	106,401
Humana, Inc.*	32,200	1,200,416
LifePoint Hospitals, Inc.*	23,800	543,592
Lincare Holdings, Inc.*	2,800	75,404
McKesson Corp.	133,000	5,151,090

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Omnicare, Inc.	43,500	$1,207,560
Pediatrix Medical Group, Inc.*	3,000	95,100
Quest Diagnostics, Inc.	12,500	648,875
Tenet Healthcare Corp.*	91,500	105,225
UnitedHealth Group, Inc.	341,500	9,083,900
Universal Health Services, Inc., Class B	20,800	781,456
WellPoint, Inc.*	209,300	8,817,809

		46,630,073

Health Care Technology (0.0%)
HLTH Corp.*	57,600	602,496
IMS Health, Inc.	62,400	945,984

		1,548,480

Life Sciences Tools & Services (0.2%)
Charles River Laboratories International, Inc.*	16,400	429,680
Life Technologies Corp.*	27,000	629,370
PerkinElmer, Inc.	28,800	400,608
Thermo Fisher Scientific, Inc.*	121,600	4,142,912

		5,602,570

Pharmaceuticals (9.9%)
Abbott Laboratories, Inc.	159,700	8,523,189
Bristol-Myers Squibb Co.	568,400	13,215,300
Eli Lilly & Co.	622,200	25,055,994
Endo Pharmaceuticals Holdings, Inc.*	4,900	126,812
Forest Laboratories, Inc.*	122,500	3,120,075
Johnson & Johnson	1,216,800	72,801,144
King Pharmaceuticals, Inc.*	108,600	1,153,332
Merck & Co., Inc.^	1,364,300	41,474,720
Mylan, Inc.*	109,400	1,081,966
Pfizer, Inc.	4,009,300	71,004,703
Sanofi-Aventis S.A. (ADR)	145,600	4,682,496
Teva Pharmaceutical Industries Ltd. (ADR)	21,011	894,447
Watson Pharmaceuticals, Inc.*	23,300	619,081
Wyeth	932,500	34,978,075

		278,731,334

Total Health Care		389,720,113

Industrials (7.0%)
Aerospace & Defense (1.2%)
Alliant Techsystems, Inc.*	8,200	703,232
BE Aerospace, Inc.*	3,000	23,070
General Dynamics Corp.	175,500	10,107,045
L-3 Communications Holdings, Inc.	12,200	900,116
Northrop Grumman Corp.	112,300	5,057,992
Raytheon Co.	118,700	6,058,448
Spirit AeroSystems Holdings, Inc., Class A*	46,100	468,837
United Technologies Corp.	184,300	9,878,480

		33,197,220

Air Freight & Logistics (0.3%)
FedEx Corp.	136,600	8,762,890
UTi Worldwide, Inc.	4,200	60,228

		8,823,118

Airlines (0.3%)
AMR Corp.*	61,000	650,870
Continental Airlines, Inc., Class B*	48,300	872,298
Copa Holdings S.A., Class A	3,500	106,120
Delta Air Lines, Inc.*	198,300	2,272,518
Southwest Airlines Co.	322,300	2,778,226

	Number of Shares	Value (Note 1)
UAL Corp.^	167,700	$1,848,054

		8,528,086

Building Products (0.1%)
Armstrong World Industries, Inc.	8,800	190,256
Masco Corp.	159,300	1,773,009
Owens Corning, Inc.*	33,500	579,550
USG Corp.*	13,300	106,932

		2,649,747

Commercial Services & Supplies (0.6%)
Avery Dennison Corp.	46,900	1,535,037
Cintas Corp.	58,000	1,347,340
Corrections Corp. of America*	6,200	101,432
Pitney Bowes, Inc.	8,800	224,224
R.R. Donnelley & Sons Co.	93,500	1,269,730
Republic Services, Inc.	270,555	6,707,058
Steelcase, Inc., Class A	27,300	153,426
Waste Management, Inc.	154,700	5,126,758

		16,465,005

Construction & Engineering (0.1%)
Aecom Technology Corp.*	4,700	144,431
KBR, Inc.	14,100	214,320
Quanta Services, Inc.*	16,800	332,640
URS Corp.*	30,500	1,243,485

		1,934,876

Electrical Equipment (0.1%)
Cooper Industries Ltd., Class A	18,300	534,909
Hubbell, Inc., Class B	13,900	454,252
Thomas & Betts Corp.*	25,600	614,912

		1,604,073

Industrial Conglomerates (3.2%)
Carlisle Cos., Inc.	23,900	494,730
General Electric Co.	5,462,725	88,496,145
Tyco International Ltd.	102,200	2,207,520

		91,198,395

Machinery (0.7%)
AGCO Corp.*	11,000	259,490
Crane Co.	22,300	384,452
Danaher Corp.	33,700	1,907,757
Dover Corp.	10,400	342,368
Eaton Corp.	39,700	1,973,487
Flowserve Corp.	13,900	715,850
Gardner Denver, Inc.*	23,100	539,154
IDEX Corp.	4,000	96,600
Illinois Tool Works, Inc.	196,000	6,869,800
Ingersoll-Rand Co., Ltd., Class A	113,800	1,974,430
ITT Corp.	19,400	892,206
Kennametal, Inc.	26,700	592,473
Lincoln Electric Holdings, Inc.	6,000	305,580
Oshkosh Corp.	9,900	88,011
Pentair, Inc.	43,600	1,032,012
Terex Corp.*	44,400	769,008
Timken Co.	34,500	677,235
Trinity Industries, Inc.	35,600	561,056

		19,980,969

Marine (0.0%)
Alexander & Baldwin, Inc.	18,200	456,092

Professional Services (0.1%)
Dun & Bradstreet Corp.	7,200	555,840
Equifax, Inc.	26,600	705,432

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Manpower, Inc.	32,300	$1,097,877

		2,359,149

Road & Rail (0.3%)
Avis Budget Group, Inc.*	44,500	31,150
Con-way, Inc.	16,800	446,880
Hertz Global Holdings, Inc.*	134,300	680,901
Kansas City Southern*	7,200	137,160
Norfolk Southern Corp.	117,700	5,537,785
Ryder System, Inc.	17,000	659,260

		7,493,136

Trading Companies & Distributors (0.0%)
GATX Corp.	19,000	588,430
United Rentals, Inc.*	26,100	238,032
WESCO International, Inc.*	4,900	94,227

		920,689

Total Industrials		195,610,555

Information Technology (5.2%)
Communications Equipment (1.2%)
ADC Telecommunications, Inc.*	51,800	283,346
Brocade Communications Systems, Inc.*	142,300	398,440
Cisco Systems, Inc.*	375,900	6,127,170
Corning, Inc.	155,200	1,479,056
EchoStar Corp., Class A*	17,100	254,277
JDS Uniphase Corp.*	42,700	155,855
Motorola, Inc.	2,835,700	12,562,151
Nokia Oyj (ADR)	254,800	3,974,880
Telefonaktiebolaget LM Ericsson (ADR)^	871,700	6,807,977
Tellabs, Inc.*	175,000	721,000

		32,764,152

Computers & Peripherals (1.4%)
Diebold, Inc.	4,700	132,023
EMC Corp.*	274,900	2,878,203
Hewlett-Packard Co.	307,700	11,166,433
International Business Machines Corp.	140,400	11,816,064
Lexmark International, Inc., Class A*^	231,000	6,213,900
NCR Corp.*	7,300	103,222
QLogic Corp.*	58,300	783,552
SanDisk Corp.*	79,400	762,240
Seagate Technology	110,100	487,743
Sun Microsystems, Inc.*	344,300	1,315,226
Teradata Corp.*	40,300	597,649
Western Digital Corp.*	401,500	4,597,175

		40,853,430

Electronic Equipment, Instruments & Components (0.6%)
Arrow Electronics, Inc.*	50,300	947,652
AU Optronics Corp. (ADR)^	719,025	5,522,112
Avnet, Inc.*	37,200	677,412
AVX Corp.	19,900	158,006
Ingram Micro, Inc., Class A*^	229,900	3,078,361
Jabil Circuit, Inc.	47,700	321,975
Molex, Inc.	42,700	618,723
Tech Data Corp.*	19,900	355,016
Tyco Electronics Ltd.	210,500	3,412,205
Vishay Intertechnology, Inc.*	231,400	791,388

		15,882,850

Internet Software & Services (0.0%)
IAC/InterActiveCorp*	35,300	555,269

	Number of Shares	Value (Note 1)
IT Services (0.3%)
Affiliated Computer Services, Inc., Class A*	28,600	$1,314,170
Computer Sciences Corp.*	66,600	2,340,324
Convergys Corp.*	54,400	348,704
DST Systems, Inc.*	3,700	140,526
Fidelity National Information Services, Inc.	66,400	1,080,328
Genpact Ltd.*	1,400	11,508
Lender Processing Services, Inc.	33,200	977,740
SAIC, Inc.*	67,500	1,314,900
Unisys Corp.*	70,400	59,840

		7,588,040

Office Electronics (0.1%)
Xerox Corp.	396,000	3,156,120
Zebra Technologies Corp., Class A*	1,900	38,494

		3,194,614

Semiconductors & Semiconductor Equipment (0.7%)
Advanced Micro Devices, Inc.*	233,700	504,792
Atmel Corp.*	71,000	222,230
Cree, Inc.*	23,100	366,597
Fairchild Semiconductor International, Inc.*	54,800	267,972
Integrated Device Technology, Inc.*	41,400	232,254
Intel Corp.	627,300	9,196,218
International Rectifier Corp.*	24,900	336,150
Intersil Corp., Class A	35,900	329,921
KLA-Tencor Corp.	4,800	104,592
Lam Research Corp.*	4,600	97,888
LSI Corp.*	67,900	223,391
Micron Technology, Inc.*	293,200	774,048
Novellus Systems, Inc.*	30,700	378,838
NVIDIA Corp.*^	953,200	7,692,324
Teradyne, Inc.*	28,100	118,582

		20,845,797

Software (0.9%)
Amdocs Ltd.*	49,900	912,671
CA, Inc.	91,100	1,688,083
Cadence Design Systems, Inc.*	113,500	415,410
Compuware Corp.*	47,600	321,300
McAfee, Inc.*	6,800	235,076
Microsoft Corp.	813,500	15,814,440
Novell, Inc.*	85,300	331,817
Symantec Corp.*	370,000	5,002,400
Synopsys, Inc.*	62,400	1,155,648

		25,876,845

Total Information Technology		147,560,997

Materials (2.5%)
Chemicals (1.2%)
Ashland, Inc.	102,900	1,081,479
Cabot Corp.	28,400	434,520
Celanese Corp., Class A	8,200	101,926
Chemtura Corp.	98,000	137,200
Cytec Industries, Inc.	21,000	445,620
Dow Chemical Co.	409,800	6,183,882
E.I. du Pont de Nemours & Co.	396,700	10,036,510
Eastman Chemical Co.^	205,900	6,529,089
FMC Corp.	20,200	903,546
Huntsman Corp.	63,700	219,128
Intrepid Potash, Inc.*	6,600	137,082
Lubrizol Corp.	30,000	1,091,700
Nalco Holding Co.	4,500	51,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
PPG Industries, Inc.	64,300	$2,728,249
Rohm & Haas Co.	9,100	562,289
RPM International, Inc.	56,800	754,872
Scotts Miracle-Gro Co., Class A	4,000	118,880
Sigma-Aldrich Corp.	26,900	1,136,256
Valhi, Inc.	1,600	17,120
Valspar Corp.	44,100	797,769

		33,469,047

Construction Materials (0.1%)
Eagle Materials, Inc.	2,100	38,661
Martin Marietta Materials, Inc.	1,400	135,912
Vulcan Materials Co.	48,200	3,353,756

		3,528,329

Containers & Packaging (0.5%)
AptarGroup, Inc.	24,400	859,856
Ball Corp.	36,600	1,522,194
Bemis Co., Inc.	43,900	1,039,552
Owens-Illinois, Inc.*^	242,300	6,622,059
Packaging Corp. of America	35,000	471,100
Pactiv Corp.*	57,600	1,433,088
Sealed Air Corp.	70,500	1,053,270
Smurfit-Stone Container Corp.*	112,600	28,713
Sonoco Products Co.	43,800	1,014,408
Temple-Inland, Inc.	46,700	224,160

		14,268,400

Metals & Mining (0.5%)
Alcoa, Inc.	80,000	900,800
Carpenter Technology Corp.	18,200	373,828
Century Aluminum Co.*	7,700	77,000
Commercial Metals Co.	50,200	595,874
Freeport-McMoRan Copper & Gold, Inc.	168,800	4,125,472
Nucor Corp.	109,600	5,063,520
Reliance Steel & Aluminum Co.	27,600	550,344
Schnitzer Steel Industries, Inc., Class A	8,300	312,495
Steel Dynamics, Inc.	52,000	581,360
Titanium Metals Corp.	30,700	270,467
United States Steel Corp.	2,800	104,160

		12,955,320

Paper & Forest Products (0.2%)
Domtar Corp.*	216,200	361,054
International Paper Co.	188,300	2,221,940
MeadWestvaco Corp.	76,500	856,035
Weyerhaeuser Co.	93,100	2,849,791

		6,288,820

Total Materials		70,509,916

Telecommunication Services (6.0%)
Diversified Telecommunication Services (5.6%)
AT&T, Inc.	3,466,200	98,786,700
CenturyTel, Inc.	46,400	1,268,112
Embarq Corp.	32,300	1,161,508
Frontier Communications Corp.	111,100	971,014
Qwest Communications International, Inc.	333,200	1,212,848
Verizon Communications, Inc.	1,563,400	52,999,260
Windstream Corp.	98,900	909,880

		157,309,322

Wireless Telecommunication Services (0.4%)
Clearwire Corp., Class A*	3,100	15,283
Crown Castle International Corp.*	98,600	1,733,388
Leap Wireless International, Inc.*	21,100	567,379

	Number of Shares	Value (Note 1)
Sprint Nextel Corp.*^	4,130,400	$7,558,632
Telephone & Data Systems, Inc.	26,300	835,025
U.S. Cellular Corp.*	4,300	185,932

		10,895,639

Total Telecommunication Services		168,204,961

Utilities (5.6%)
Electric Utilities (2.5%)
American Electric Power Co., Inc.	176,900	5,887,232
DPL, Inc.	46,200	1,055,208
Duke Energy Corp.	557,000	8,360,570
Edison International	143,500	4,609,220
Entergy Corp.	24,700	2,053,311
Exelon Corp.	144,500	8,035,645
FirstEnergy Corp.	134,300	6,524,294
FPL Group, Inc.	179,800	9,049,334
Great Plains Energy, Inc.	52,200	1,009,026
Hawaiian Electric Industries, Inc.	37,000	819,180
Northeast Utilities	68,400	1,645,704
NV Energy, Inc.	75,800	749,662
Pepco Holdings, Inc.	88,700	1,575,312
Pinnacle West Capital Corp.	44,300	1,423,359
Progress Energy, Inc.	115,100	4,586,735
Southern Co.	338,000	12,506,000

		69,889,792

Gas Utilities (0.3%)
AGL Resources, Inc.	33,700	1,056,495
Atmos Energy Corp.	39,700	940,890
Energen Corp.	25,600	750,848
National Fuel Gas Co.	35,800	1,121,614
ONEOK, Inc.	45,900	1,336,608
Questar Corp.	47,400	1,549,506
UGI Corp.	47,100	1,150,182

		7,906,143

Independent Power Producers & Energy Traders (0.2%)
Constellation Energy Group, Inc.	6,700	168,103
Dynegy, Inc., Class A*	218,100	436,200
Mirant Corp.*	29,400	554,778
NRG Energy, Inc.*	64,700	1,509,451
Reliant Energy, Inc.*^	792,300	4,579,494

		7,248,026

Multi-Utilities (2.5%)
Alliant Energy Corp.	48,600	1,418,148
Ameren Corp.^	245,100	8,152,026
CenterPoint Energy, Inc.	53,000	668,860
CMS Energy Corp.^	380,000	3,841,800
Consolidated Edison, Inc.	148,700	5,788,891
Dominion Resources, Inc.	440,400	15,783,936
DTE Energy Co.	71,900	2,564,673
Integrys Energy Group, Inc.	33,700	1,448,426
MDU Resources Group, Inc.	80,500	1,737,190
NiSource, Inc.	120,700	1,324,079
NSTAR	47,100	1,718,679
OGE Energy Corp.	40,500	1,044,090
PG&E Corp.	157,400	6,092,954
Puget Energy, Inc.	57,100	1,557,117
SCANA Corp.	51,400	1,829,840
Sempra Energy	110,300	4,702,089
TECO Energy, Inc.	92,800	1,146,080
Vectren Corp.	35,700	892,857
Wisconsin Energy Corp.^	96,900	4,067,862

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Xcel Energy, Inc.	189,700	$3,518,935

		69,298,532

Water Utilities (0.1%)
American Water Works Co., Inc.	27,800	580,464
Aqua America, Inc.	58,800	1,210,692

		1,791,156

Total Utilities		156,133,649

Total Common Stocks (99.1%) (Cost $3,737,119,863)		2,780,685,556

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (3.4%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$12,000,000	11,942,604
Bank of Montreal/Chicago
2.11%, 3/12/09 (l)	10,000,000	10,001,830
CC USA, Inc.
0.38%, 2/12/09 (l)	9,999,109	9,999,109
Comerica Bank
1.06%, 3/16/09 (l)	9,999,851	9,748,785
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	29,322,944	29,322,944
Lehman Brothers Holdings, Inc.
0.00%, 8/21/09 (h)(s)	10,000,000	900,000
Merrill Lynch & Co., Inc.
0.42%, 6/29/09 (l)	5,000,000	4,915,910
Monumental Global Funding II
0.40%, 3/26/10 (l)	1,000,000	903,937
Tango Finance Corp.
0.37%, 6/25/09 (l)	9,998,205	9,939,005
Wells Fargo & Co.
0.17%, 8/3/09 (l)	7,500,000	7,306,545

Total Short-Term Investments of Cash Collateral for Securities Loaned		94,980,669

Time Deposit (0.8%)
JP Morgan Chase Nassau 0.001%, 1/2/09	22,795,583	22,795,583

Total Short-Term Investments (4.2%) (Cost/Amortized Cost $127,615,691)		117,776,252

Total Investments (103.3%) (Cost/Amortized Cost $3,864,735,554)		2,898,461,808
Other Assets Less Liabilities (-3.3%)		(91,438,431)

Net Assets (100%)		$2,807,023,377

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(s)	Issuer in bankruptcy.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% –7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

ADR—    American Depositary Receipt

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation
S&P 500 E-Mini Index	343	March-09	$15,156,347	$15,436,715	$280,368

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$2,780,685,556	$117,776,252	$—	$2,898,461,808
Other Investments*	280,368	—	—	280,368

Total	$2,780,965,924	$117,776,252	$—	$2,898,742,176

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,990,048,389
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$3,398,192,111

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$208,906,194
Aggregate gross unrealized depreciation	(1,175,899,080)

Net unrealized depreciation	$(966,992,886)

Federal income tax cost of investments	$3,865,454,694

At December 31, 2008, the Portfolio had loaned securities with a total value of $104,136,101 This was secured by collateral of $104,820,109 which was received as cash and subsequently invested in short-term investments currently valued at $94,980,669, as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $541,357,502 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (13.5%)
Asset-Backed Securities (4.7%)
Accredited Mortgage Loan Trust,
Series 2007-1 A1
0.521%, 2/25/37(b)(l)	$3,409,668	$3,011,959
ACE Securities Corp.,
Series 2006-NC3 A2A
0.521%, 12/25/36(b)(l)	2,606,096	2,382,603
Bear Stearns Asset Backed Securities Trust,
Series 2006-HE10 21A1
0.541%, 12/25/36(b)(l)	2,066,912	1,812,041
BNC Mortgage Loan Trust,
Series 2007-3 A2
0.531%, 7/25/37(b)(l)	4,741,580	3,703,315
Carrington Mortgage Loan Trust,
Series 2006-NC5 A1
0.521%, 1/25/37(b)(l)	2,183,182	2,022,531
Series 2007-RFC1 A1
0.521%, 12/25/36(b)(l)	3,374,552	3,089,095
Countrywide Asset-Backed Certificates,
Series 2006-19 2A1
0.531%, 3/25/37(b)(l)	327,074	316,094
Series 2006-22 2A1
0.521%, 5/25/47(b)(l)	2,014,255	1,863,041
Series 2006-25 2A1
0.541%, 6/25/37(b)(l)	3,037,198	2,820,795
Series 2006-26 2A1
0.551%, 6/25/37(b)(l)	1,803,257	1,661,355
Series 2007-6 2A1
0.571%, 9/25/37(b)(l)	3,974,729	3,479,632
Series 2007-7 2A1
0.551%, 10/25/47(b)(l)	3,479,447	3,047,630
Ford Credit Auto Owner Trust,
Series 2006-A A3
5.050%, 3/15/10	1,333,998	1,331,326
Honda Auto Receivables Owner Trust,
Series 2006-2 A3
5.300%, 7/21/10	1,865,401	1,862,557
Series 2007-2 A2
5.410%, 11/23/09	121,051	121,057
Morgan Stanley ABS Capital I,
Series 2007-HE4 A2A
0.581%, 2/25/37(b)(l)	4,665,553	4,087,026
Series 2007-NC1 A2A
0.521%, 11/25/36(l)	1,823,194	1,714,211
Morgan Stanley Capital, Inc.,
Series 2006-HE8 A2A
0.521%, 10/25/36(b)(l)	1,172,671	1,111,210
Option One Mortgage Loan Trust,
Series 2007-5 2A1
0.561%, 5/25/37(b)(l)	3,639,068	3,257,401
Residential Asset Mortgage Products, Inc.,
Series 2006-EFC2 A1
0.531%, 12/25/36(b)(l)	612,740	595,678
SLM Student Loan Trust,
Series 2008-5 A1
4.335%, 10/25/13(l)	12,989,564	12,802,839
Structured Asset Securities Corp.,
Series 2006-BC6 A2
0.551%, 1/25/37(b)(l)	2,387,182	2,127,664
Series 2007-WF2 A2
1.171%, 8/25/37(l)	5,330,785	4,695,633

	Principal Amount	Value (Note 1)
World Omni Auto Receivables Trust,
Series 2006-A A3
5.010%, 10/15/10	$640,371	$640,060

		63,556,753

Non-Agency CMO (8.8%)
American Home Mortgage Assets,
Series 2006-6 A1A
0.661%, 12/25/46(l)	2,941,184	1,217,710
Banc of America Commercial Mortgage, Inc.,
Series 2007-2 A4
5.688%, 4/10/49(l)	6,100,000	4,634,413
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-8 14A1
5.476%, 11/25/34(l)	3,045,884	2,061,195
Series 2007-3 2A1
5.632%, 5/25/47(l)	4,242,582	2,502,169
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2007-PW17 A4
5.694%, 6/11/50(l)	5,175,000	3,853,217
Series 2007-PW18 A4
5.700%, 6/11/50	1,790,000	1,327,841
Citigroup Commercial Mortgage Trust, Inc.,
Series 2006-C4 A3
5.724%, 3/15/49(l)	5,000,000	3,920,656
Series 2006-C5 A4
5.431%, 10/15/49	1,415,000	1,109,128
Series 2008-C7 A4
6.096%, 12/10/49(l)	3,925,000	3,030,378
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD5 A4
5.886%, 11/15/44(l)	7,100,000	5,354,048
Countrywide Alternative Loan Trust,
Series 2005-64CB 1A15
5.500%, 12/25/35	4,500,000	2,859,545
Series 2006-OA19 A1
0.688%, 2/20/47(l)	2,108,785	865,049
Series 2006-OA21 A1
0.698%, 3/20/47(l)	3,718,536	1,523,730
Series 2006-OC10 2A1
0.561%, 11/25/36(l)	1,658,443	1,445,039
Series 2006-OC11 2A1
0.571%, 1/25/37(l)	2,307,970	2,065,864
Series 2006-OC8 2A1A
0.561%, 11/25/36(l)	1,726,034	1,623,307
Deutsche Alt-A Securities, Inc.,
Series 2006-OA1 A1
0.671%, 2/25/47(l)	3,094,600	1,256,013
GSR Mortgage Loan Trust,
Series 2006-OA1 2A1
0.661%, 8/25/46(l)	3,863,549	1,877,519
Harborview Mortgage Loan Trust,
Series 2006-9 2A1A
0.791%, 11/19/36(l)	6,155,834	2,647,535
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2004-CB8 A1A
4.158%, 1/12/39§	5,410,616	4,447,753
LB-UBS Commercial Mortgage Trust,
Series 2005-C3 A5
4.739%, 7/15/30^	10,165,000	8,215,170

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Series 2007-C1 A4
5.424%, 2/15/40	$2,570,000	$1,906,661
Series 2007-C1 AM
5.455%, 2/15/40	1,600,000	731,225
Series 2007-C2 A3
5.430%, 2/15/40	2,255,000	1,620,678
Series 2007-C7 A3
5.866%, 9/15/45(l)	6,820,000	4,825,791
Series 2008-C1 A2
6.149%, 4/15/41(l)	2,710,000	2,081,930
Morgan Stanley Capital I, Inc.,
Series 2007-HQ11 A4
5.447%, 2/12/44(l)	8,300,000	6,156,162
Series 2007-IQ13 A4
5.364%, 3/15/44	10,320,000	7,589,993
Series 2007-IQ15 A4
5.881%, 6/11/49(l)	7,675,000	5,686,203
Series 2007-IQ16 A4
5.809%, 12/12/49	457,500	342,581
Structured Asset Securities Corp.,
Series 2005-5 2A4
5.500%, 4/25/35	9,800,000	7,099,205
TIAA Seasoned Commercial Mortgage Trust,
Series 2007-C4 A3
6.086%, 8/15/39(l)	10,380,000	8,939,510
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C15 A4
4.803%, 10/15/41	7,975,000	6,401,644
Series 2005-C22 A4
5.265%, 12/15/44(l)	3,525,000	2,823,835
Series 2006-C25 A4
5.740%, 5/15/43(l)	3,925,000	3,124,987
Series 2007-C33 A4
5.902%, 2/15/51(l)	3,100,000	2,240,293
Wells Fargo Mortgage Backed Securities Trust,
Series 2007-8 2A2
6.000%, 7/25/37	1,805,000	829,919

		120,237,896

Total Asset-Backed and Mortgage- Backed Securities		183,794,649

Corporate Bonds (42.1%)
Consumer Discretionary (3.6%)
Media (3.4%)
Comcast Corp.
7.050%, 3/15/33	$3,500,000	3,650,818
6.950%, 8/15/37	6,825,000	7,187,080
COX Communications, Inc.
6.950%, 6/1/38§	2,400,000	2,170,855
Historic TW, Inc.
6.625%, 5/15/29^	8,500,000	7,537,741
News America Holdings, Inc.
7.700%, 10/30/25^	3,500,000	3,344,719
News America, Inc.
6.400%, 12/15/35	4,975,000	4,598,184
6.650%, 11/15/37	5,150,000	5,097,269
TCI Communications, Inc.
7.875%, 2/15/26	4,000,000	4,150,604
Time Warner Cable, Inc.
7.300%, 7/1/38	7,870,000	8,175,891

		45,913,161

	Principal Amount	Value (Note 1)
Multiline Retail (0.2%)
Target Corp.
7.000%, 1/15/38^	$3,000,000	$2,780,385

Total Consumer Discretionary		48,693,546

Consumer Staples (3.4%)
Food & Staples Retailing (1.8%)
CVS Caremark Corp.
6.250%, 6/1/27	6,880,000	6,397,038
Tesco plc
6.150%, 11/15/37§	5,150,000	4,548,382
Wal-Mart Stores, Inc.
5.250%, 9/1/35	1,900,000	1,891,758
6.500%, 8/15/37	6,575,000	7,806,590
6.200%, 4/15/38^	3,900,000	4,463,374

		25,107,142

Food Products (0.8%)
Kraft Foods, Inc.
7.000%, 8/11/37^	4,370,000	4,434,798
6.875%, 2/1/38	6,600,000	6,595,413

		11,030,211

Household Products (0.6%)
Kimberly-Clark Corp.
6.625%, 8/1/37^	2,475,000	2,776,925
Procter & Gamble Co.
5.500%, 2/1/34	1,570,000	1,640,011
5.800%, 8/15/34	2,500,000	2,699,675
5.550%, 3/5/37	1,200,000	1,332,149

		8,448,760

Tobacco (0.2%)
Philip Morris International, Inc.
6.375%, 5/16/38^	2,275,000	2,366,148

Total Consumer Staples		46,952,261

Energy (4.2%)
Energy Equipment & Services (0.5%)
Halliburton Co.
8.750%, 2/15/21	2,800,000	3,576,354
Transocean, Inc.
6.800%, 3/15/38^	3,600,000	3,211,009

		6,787,363

Oil, Gas & Consumable Fuels (3.7%)
Anadarko Finance Co.
Series B
7.500%, 5/1/31	2,750,000	2,431,762
Anadarko Petroleum Corp.
6.450%, 9/15/36	6,500,000	5,127,421
Burlington Resources Finance Co.
7.400%, 12/1/31	2,475,000	2,676,185
Canadian Natural Resources Ltd.
6.500%, 2/15/37	1,750,000	1,428,630
6.250%, 3/15/38	1,200,000	943,194
6.750%, 2/1/39	3,725,000	3,093,933
Conoco Funding Co.
7.250%, 10/15/31	425,000	457,255
Conoco, Inc.
6.950%, 4/15/29	1,800,000	1,936,982
ConocoPhillips Canada Funding Co. I
5.950%, 10/15/36	5,320,000	5,178,562
Devon Energy Corp.
7.950%, 4/15/32	3,450,000	3,810,491

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
EnCana Corp.
6.500%, 8/15/34	$1,445,000	$1,159,378
6.625%, 8/15/37	2,000,000	1,610,618
6.500%, 2/1/38	1,050,000	844,866
Nexen, Inc.
6.400%, 5/15/37	1,625,000	1,271,533
Petro-Canada
6.800%, 5/15/38	6,675,000	5,037,182
Shell International Finance B.V.
6.375%, 12/15/38	1,775,000	1,996,855
Suncor Energy, Inc.
6.500%, 6/15/38	1,100,000	831,826
Valero Energy Corp.
6.625%, 6/15/37	1,295,000	952,476
XTO Energy, Inc.
6.750%, 8/1/37	6,065,000	5,680,261
6.375%, 6/15/38	4,913,000	4,322,880

		50,792,290

Total Energy		57,579,653

Financials (11.1%)
Capital Markets (0.2%)
Lehman Brothers Holdings, Inc.
0.000%, 9/15/22(h)	1,550,000	139,500
7.000%, 9/27/27(h)	3,150,000	299,250
6.875%, 7/17/37(h)	7,330,000	733
Morgan Stanley
5.550%, 4/27/17	2,500,000	2,064,462

		2,503,945

Commercial Banks (3.0%)
Barclays Bank plc
5.926%, 9/29/49(l)§	1,880,000	691,317
7.434%, 9/29/49(l)§	4,950,000	2,502,621
Depfa ACS Bank
5.125%, 3/16/37§	9,625,000	6,969,684
First Union National Bank of Florida
6.180%, 2/15/36	5,000,000	4,627,975
FleetBoston Financial Corp.
6.875%, 1/15/28	750,000	736,224
HSBC Holdings plc
7.625%, 5/17/32	1,000,000	1,078,069
6.500%, 5/2/36^	2,500,000	2,538,275
RBS Capital Trust IV
2.259%, 12/31/49(l)	1,250,000	469,529
Royal Bank of Scotland Group plc
6.990%, 10/29/49(l)§	3,250,000	1,519,492
UBS AG/Connecticut
5.875%, 12/20/17	5,775,000	5,305,175
UBS AG/New York
7.750%, 9/1/26	2,000,000	1,845,556
Wachovia Bank N.A./North Carolina
6.600%, 1/15/38^	7,540,000	8,180,206
Wells Fargo & Co.
7.980%, 2/28/49(l)	5,625,000	4,794,750

		41,258,873

Consumer Finance (0.3%)
SLM Corp.
3.735%, 1/26/09(l)	2,365,000	2,328,050
3.835%, 1/27/14(l)	1,575,000	1,062,912

		3,390,962

	Principal Amount	Value (Note 1)
Diversified Financial Services (5.2%)
Bank of America Corp.
6.000%, 9/1/17	$2,935,000	$2,980,851
5.750%, 12/1/17	4,680,000	4,672,704
8.000%, 12/29/49(l)	4,900,000	3,524,511
Bank of America N.A.
5.300%, 3/15/17	1,275,000	1,210,646
6.100%, 6/15/17	3,650,000	3,598,973
E. ON International Finance B.V.
6.650%, 4/30/38§	5,775,000	5,364,068
General Electric Capital Corp.
6.150%, 8/7/37	9,715,000	9,740,414
5.875%, 1/14/38^	16,925,000	16,567,206
JP Morgan Chase Capital XXII
6.450%, 2/2/37	925,000	758,030
JP Morgan Chase Capital XXV
6.800%, 10/1/37	13,340,000	12,291,276
JPMorgan Chase & Co.
7.900%, 4/29/49(l)	4,840,000	4,026,057
TIAA Global Markets, Inc.
5.125%, 10/10/12§	5,000,000	4,928,250
ZFS Finance USA Trust I
6.500%, 5/9/37(l)§	2,775,000	1,137,750

		70,800,736

Insurance (2.4%)
Allstate Corp.
6.500%, 5/15/57(l)^	8,575,000	4,821,800
American International Group, Inc.
8.175%, 5/15/58(l)§	5,860,000	2,279,686
Chubb Corp.
6.000%, 5/11/37	3,275,000	3,128,981
6.500%, 5/15/38	3,800,000	3,627,689
Lincoln National Corp.
6.300%, 10/9/37	1,250,000	759,211
6.050%, 4/20/67(l)	4,420,000	1,768,000
MetLife, Inc.
5.700%, 6/15/35	4,000,000	3,257,300
6.400%, 12/15/36^	4,115,000	2,469,000
Progressive Corp.
6.700%, 6/15/37(l)	1,600,000	786,533
Prudential Financial, Inc.
5.900%, 3/17/36	3,000,000	1,901,883
5.700%, 12/14/36	1,125,000	701,170
6.625%, 12/1/37	4,280,000	2,918,130
Travelers Cos., Inc.
6.250%, 3/15/37(l)	3,950,000	2,587,396
6.250%, 6/15/37	2,450,000	2,355,604

		33,362,383

Total Financials		151,316,899

Health Care (4.0%)
Health Care Equipment & Supplies (0.6%)
Covidien International Finance S.A.
6.550%, 10/15/37	7,450,000	7,558,703

Health Care Providers & Services (0.1%)
UnitedHealth Group, Inc.
5.800%, 3/15/36	2,225,000	1,695,207

Pharmaceuticals (3.3%)
Abbott Laboratories, Inc.
6.150%, 11/30/37^	5,200,000	6,135,506
Bristol-Myers Squibb Co.
6.125%, 5/1/38	3,650,000	4,008,280

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Eli Lilly & Co.
5.550%, 3/15/37	$6,085,000	$6,285,842
GlaxoSmithKline Capital, Inc.
6.375%, 5/15/38	6,425,000	7,259,190
Schering-Plough Corp.
6.550%, 9/15/37	6,700,000	6,753,821
Teva Pharmaceutical Finance LLC
6.150%, 2/1/36	5,625,000	5,561,100
Wyeth
6.000%, 2/15/36	7,330,000	7,864,401
5.950%, 4/1/37	975,000	1,082,530

		44,950,670

Total Health Care		54,204,580

Industrials (2.0%)
Aerospace & Defense (0.8%)
Honeywell International, Inc.
6.625%, 6/15/28	1,020,000	1,145,451
5.700%, 3/15/37	2,010,000	2,043,879
United Technologies Corp.
6.700%, 8/1/28	1,725,000	1,933,887
6.050%, 6/1/36	1,300,000	1,367,435
6.125%, 7/15/38	4,500,000	4,890,519

		11,381,171

Air Freight & Logistics (1.0%)
United Parcel Service, Inc.
6.200%, 1/15/38^	13,000,000	14,331,902

Commercial Services & Supplies (0.2%)
President and Fellows of Harvard College
6.500%, 1/15/39§	2,190,000	2,386,435

Total Industrials		28,099,508

Information Technology (2.2%)
Computers & Peripherals (1.6%)
International Business Machines Corp.
5.700%, 9/14/17	14,950,000	15,983,269
8.000%, 10/15/38	4,000,000	5,324,968

		21,308,237

Software (0.6%)
Oracle Corp.
5.750%, 4/15/18	8,575,000	8,969,176

Total Information Technology		30,277,413

Materials (0.3%)
Metals & Mining (0.3%)
Alcoa, Inc.
5.870%, 2/23/22	1,425,000	1,010,289
Teck Cominco Ltd.
6.125%, 10/1/35	3,500,000	1,433,250
Xstrata Canada Corp.
6.200%, 6/15/35	3,500,000	2,103,906

Total Materials		4,547,445

Telecommunication Services (6.3%)
Diversified Telecommunication Services (4.9%)
AT&T Corp.
8.000%, 11/15/31	3,000,000	3,768,405
AT&T, Inc.
6.800%, 5/15/36^	3,025,000	3,420,362
6.500%, 9/1/37	11,875,000	12,789,256
6.300%, 1/15/38	6,925,000	7,320,487

	Principal Amount	Value (Note 1)
Embarq Corp.
7.995%, 6/1/36	$3,100,000	$2,092,500
Sprint Capital Corp.
6.875%, 11/15/28	2,000,000	1,190,000
Telecom Italia Capital S.A.
6.000%, 9/30/34	4,500,000	3,105,000
Telefonica Emisiones S.A.U.
7.045%, 6/20/36	6,900,000	7,531,564
Verizon Communications, Inc.
7.750%, 12/1/30	3,500,000	3,881,143
6.250%, 4/1/37	2,075,000	2,148,679
6.400%, 2/15/38	12,200,000	12,977,164
6.900%, 4/15/38^	2,525,000	2,841,266
8.950%, 3/1/39	3,025,000	3,907,362

		66,973,188

Wireless Telecommunication Services (1.4%)
Rogers Communications, Inc.
7.500%, 8/15/38	4,850,000	5,255,538
Vodafone Group plc
7.875%, 2/15/30	2,500,000	2,685,112
6.150%, 2/27/37	11,425,000	11,292,836

		19,233,486

Total Telecommunication Services		86,206,674

Utilities (5.0%)
Electric Utilities (4.9%)
Duke Energy Carolinas LLC
6.100%, 6/1/37	1,085,000	1,139,809
6.000%, 1/15/38	2,800,000	3,050,460
EDP Finance B.V.
6.000%, 2/2/18§	3,575,000	2,967,772
Energy East Corp.
6.750%, 7/15/36	3,500,000	2,872,016
Florida Power & Light Co.
5.400%, 9/1/35	2,500,000	2,576,255
5.950%, 2/1/38	6,000,000	6,683,100
Florida Power Corp.
6.350%, 9/15/37	4,750,000	5,264,724
6.400%, 6/15/38	4,575,000	5,109,085
MidAmerican Energy Co.
5.800%, 10/15/36	1,550,000	1,395,239
MidAmerican Energy Holdings Co.
5.950%, 5/15/37	5,450,000	4,941,804
6.500%, 9/15/37	7,045,000	6,876,942
PacifiCorp
6.250%, 10/15/37	1,800,000	1,902,836
Public Service Co. of Colorado
6.250%, 9/1/37	3,550,000	3,830,635
Southern California Edison Co.
5.350%, 7/15/35	2,125,000	2,174,574
5.625%, 2/1/36	1,750,000	1,860,750
Series 08-A
5.950%, 2/1/38	3,650,000	4,065,552
Tampa Electric Co.
6.150%, 5/15/37	1,825,000	1,485,092
Toledo Edison Co.
6.150%, 5/15/37	1,475,000	1,186,198
Virginia Electric & Power Co.
8.875%, 11/15/38	2,525,000	3,195,547
Series A
6.000%, 5/15/37	3,700,000	3,583,694

		66,162,084

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Multi-Utilities (0.1%)
Dominion Resources, Inc.
Series B
5.950%, 6/15/35	$2,000,000	$1,708,872

Total Utilities		67,870,956

Total Corporate Bonds		575,748,935

Government Securities (42.6%)
Agency CMO (3.7%)
Federal Home Loan Mortgage Corp.
5.000%, 4/15/27	$7,041,876	7,140,931
6.305%, 1/15/33 IO(l)	1,585,000	274,653
6.005%, 8/15/35 IO(l)	1,381,254	175,648
5.500%, 12/15/35	5,430,000	5,505,767
5.000%, 1/15/36	15,848,630	15,388,822
5.905%, 8/15/36 IO(l)	7,456,157	920,161
5.500%, 7/15/37	6,456,260	6,572,324
Federal National Mortgage Association
5.500%, 5/25/35	13,212,000	13,350,960
5.000%, 7/1/36 IO STRIPS	8,616,962	852,552

		50,181,818

Foreign Governments (0.3%)
Province of British Columbia
7.250%, 9/1/36	1,000,000	1,626,670
Republic of Italy
5.375%, 6/15/33	1,930,000	2,167,351

		3,794,021

U.S. Government Agencies (9.1%)
Federal Farm Credit Bank
6.890%, 9/12/25	10,750,000	15,049,989
Federal Home Loan Bank
5.375%, 9/30/22	23,000,000	27,189,151
5.250%, 12/9/22	2,850,000	3,398,425
5.365%, 9/9/24	4,575,000	5,514,957
Federal Home Loan Mortgage Corp.
5.750%, 6/27/16	7,225,000	7,752,006
Federal National Mortgage Association
(Zero Coupon), 10/9/19	27,165,000	14,721,773
6.625%, 11/15/30	22,750,000	32,846,496
5.625%, 7/15/37	3,325,000	4,289,829
6.000%, 1/25/39 TBA	100,000	102,937
4.500%, 2/25/39 TBA	13,900,000	14,025,962

		124,891,525

U.S. Treasuries (29.5%)
U.S. Treasury Bonds
0.000%, 8/15/21 IO STRIPS^	23,525,000	15,344,816
8.000%, 11/15/21	10,150,000	15,389,937
2.375%, 1/15/25 TIPS	6,055,000	6,837,317
2.375%, 1/15/27 TIPS^	12,015,000	12,962,740
6.625%, 2/15/27^	11,595,000	17,339,963
0.000%, 11/15/27 PO STRIPS	115,925,000	63,913,278
6.125%, 11/15/27^	12,435,000	17,830,621
1.750%, 1/15/28 TIPS^	6,575,000	6,279,885
4.375%, 2/15/38	72,860,000	97,586,863
4.500%, 5/15/38^	79,155,000	108,034,227
U.S. Treasury Notes
4.000%, 8/15/18^	5,830,000	6,732,286

	Principal Amount	Value (Note 1)
3.750%, 11/15/18^	$31,495,000	$35,653,285

		403,905,218

Total Government Securities		582,772,582

Total Long-Term Debt Securities (98.2%) (Cost $1,342,293,007)		1,342,316,166

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (8.2%)
Bancaja U.S. Debt S.A.U.
4.65%, 7/10/09 (l)	$3,300,460	3,177,709
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	7,000,000	6,966,519
Bank of Montreal/Chicago
2.11%, 3/12/09 (l)	7,000,000	7,001,281
BBVA Senior Finance S.A.
2.15%, 3/12/10 (l)	6,000,000	5,870,028
Beta Finance, Inc.
0.38%, 2/17/09 (l)	4,999,550	4,999,550
Comerica Bank
0.62%, 6/19/09 (l)	5,000,232	4,780,057
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	60,652,529	60,652,529
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	10,000,000	9,948,830
Monumental Global Funding II
0.40%, 3/26/10 (l)	3,000,000	2,711,811
Pricoa Global Funding I
0.41%, 12/15/09 (l)	2,000,000	1,852,834
Principal Life Income Fund Trust 29
0.40%, 3/22/10 (l)	4,000,000	3,784,588

Total Short-Term Investments of Cash Collateral for Securities Loaned		111,745,736

Time Deposit (1.8%)
JP Morgan Chase Nassau 0.001%, 1/2/09	25,417,166	25,417,166

Total Short-Term Investments (10.0%) (Cost/Amortized Cost $138,369,937)		137,162,902

Total Investments (108.2%) (Cost/Amortized Cost $1,480,662,944)		1,479,479,068
Other Assets Less Liabilities (-8.2%)		(112,192,426)

Net Assets (100%)		$1,367,286,642

^	All, or a portion of security out on loan (See Note 1).
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $41,914,065 or 3.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security. (h) Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500%—6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000%—7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500%—11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

CMO — Collateralized Mortgage Obligation

IO — Interest Only

PO — Principal Only

STRIPS — Separate Trading of Registered Interest and Principal

Securities

TBA — Security is subject to delayed delivery.

TIPS — Treasury Inflation Protected Security

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$1,479,479,068	$—	$1,479,479,068
Other Investments*	—	—	—	—

Total	$—	$1,479,479,068	$—	$1,479,479,068

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$7,062,516	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	(7,062,516)	—

Balance as of 12/31/08	$—	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$459,582,619
Long-term U.S. Treasury securities	3,176,755,576

$3,636,338,195

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$385,656,714
Long-term U.S. Treasury securities	3,327,717,791

$3,713,374,505

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$110,296,017
Aggregate gross unrealized depreciation	(114,996,051)

Net unrealized depreciation	$(4,700,034)

Federal income tax cost of investments	$1,484,179,102

At December 31, 2008, the Portfolio had loaned securities with a total value of $114,974,561. This was secured by collateral of $112,952,771 which was received as cash and subsequently invested in short-term investments currently valued at $111,745,736, as reported in the portfolio of investments. The remaining collateral of $6,052,137 was received in the form of short-term pooled securities, which the Portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The components of the short-term pooled securities referenced above are as follows:

Securities	Coupon Range	Date Range
Federal Home Loan Mortgage Corp.	0.000% to 5.500%	5/1/21 to 11/1/38
Federal National Mortgage Association	0.000% to 6.500%	10/1/21 to 11/1/38

The Portfolio utilized net capital loss carryforward of $4,375,182 during 2008.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.5%)
Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.	55,400	$1,347,328
Marriott International, Inc., Class A .	1,510	29,370

		1,376,698

Internet & Catalog Retail (0.5%)
HSN, Inc.*	67,376	489,824
Ticketmaster Entertainment, Inc.*	30,696	197,068

		686,892

Media (1.2%)
Comcast Corp., Class A	54,810	925,193
Time Warner, Inc.	79,310	797,858

		1,723,051

Multiline Retail (4.5%)
J.C. Penney Co., Inc.	26,670	525,399
Kohl’s Corp.*	75,450	2,731,290
Target Corp.	86,030	2,970,616

		6,227,305

Specialty Retail (4.3%)
Best Buy Co., Inc.	63,820	1,793,980
Home Depot, Inc.	142,040	3,269,761
J. Crew Group, Inc.*	71,170	868,274

		5,932,015

Total Consumer Discretionary		15,945,961

Consumer Staples (11.1%)
Beverages (2.4%)
Coca-Cola Enterprises, Inc.	275,098	3,309,429

Food & Staples Retailing (3.1%)
Kroger Co.	67,966	1,794,982
Wal-Mart Stores, Inc.	44,216	2,478,749

		4,273,731

Food Products (5.5%)
Archer-Daniels-Midland Co.	157,580	4,543,032
General Mills, Inc.	9,580	581,985
Kraft Foods, Inc., Class A	93,239	2,503,467

		7,628,484

Household Products (0.1%)
Colgate-Palmolive Co.	2,350	161,069

Total Consumer Staples		15,372,713

Energy (8.0%)
Energy Equipment & Services (2.5%)
Halliburton Co.	63,260	1,150,067
Schlumberger Ltd.	55,689	2,357,315

		3,507,382

Oil, Gas & Consumable Fuels (5.5%)
Chevron Corp.	28,120	2,080,036
El Paso Corp.	51,250	401,288
Exxon Mobil Corp.	47,056	3,756,480
Occidental Petroleum Corp.	13,870	832,061
XTO Energy, Inc.	14,850	523,760

		7,593,625

Total Energy		11,101,007

Financials (37.5%)
Capital Markets (15.5%)
Bank of New York Mellon Corp.	222,547	6,304,756
Charles Schwab Corp.	78,580	1,270,639

	Number of Shares	Value (Note 1)
Franklin Resources, Inc.	37,000	$2,359,860
Goldman Sachs Group, Inc.	44,840	3,784,048
Legg Mason, Inc.	14,840	325,144
Merrill Lynch & Co., Inc.	415,470	4,836,071
T. Rowe Price Group, Inc.	73,410	2,601,650

		21,482,168

Commercial Banks (11.0%)
BB&T Corp.	45,530	1,250,254
Fifth Third Bancorp.	108,520	896,375
M&T Bank Corp.	28,540	1,638,481
Marshall & Ilsley Corp.	22,820	311,265
PNC Financial Services Group, Inc.	54,720	2,681,280
SunTrust Banks, Inc.	47,544	1,404,450
Wells Fargo & Co.	237,860	7,012,113

		15,194,218

Consumer Finance (1.7%)
Capital One Financial Corp.	75,780	2,416,624

Diversified Financial Services (4.9%)
JPMorgan Chase & Co.	213,753	6,739,632

Insurance (2.9%)
ACE Ltd.	14,700	777,924
Aon Corp.	52,750	2,409,620
MetLife, Inc.	21,888	763,016

		3,950,560

Real Estate Investment Trusts (REITs) (1.5%)
Annaly Capital Management, Inc. (REIT)	133,400	2,117,058

Total Financials		51,900,260

Health Care (10.2%)
Biotechnology (2.5%)
Amgen, Inc.*	49,220	2,842,455
Genzyme Corp.*	9,660	641,134

		3,483,589

Health Care Equipment & Supplies (2.7%)
Boston Scientific Corp.*	368,970	2,855,828
Covidien Ltd.	26,180	948,763

		3,804,591

Health Care Providers & Services (0.2%)
Humana, Inc.*	3,840	143,155
UnitedHealth Group, Inc.	2,830	75,278

		218,433

Pharmaceuticals (4.8%)
Abbott Laboratories, Inc.	51,377	2,741,991
Pfizer, Inc.	66,850	1,183,914
Teva Pharmaceutical Industries Ltd. (ADR)	62,420	2,657,219

		6,583,124

Total Health Care		14,089,737

Industrials (10.7%)
Air Freight & Logistics (0.1%)
FedEx Corp.	1,830	117,394

Airlines (3.3%)
Delta Air Lines, Inc.*	404,340	4,633,736

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Building Products (0.4%)
Masco Corp.	51,390	$571,971

Commercial Services & Supplies (1.1%)
Waste Management, Inc.	43,856	1,453,388

Industrial Conglomerates (3.1%)
General Electric Co.	263,279	4,265,120

Machinery (1.6%)
Eaton Corp.	44,406	2,207,422

Road & Rail (1.1%)
Hertz Global Holdings, Inc.*	310,180	1,572,613

Total Industrials		14,821,644

Information Technology (6.3%)
Computers & Peripherals (0.8%)
Hewlett-Packard Co.	29,280	1,062,571

Internet Software & Services (1.4%)
IAC/InterActiveCorp*	123,507	1,942,765

IT Services (0.9%)
Western Union Co.	85,990	1,233,097

Semiconductors & Semiconductor Equipment (0.4%)
Intel Corp.	35,000	513,100

Software (2.8%)
Adobe Systems, Inc.*	24,870	529,482
Microsoft Corp.	57,460	1,117,023
Oracle Corp.*	130,070	2,306,141

		3,952,646

Total Information Technology		8,704,179

Materials (1.2%)
Chemicals (0.6%)
PPG Industries, Inc.	20,120	853,692

Metals & Mining (0.6%)
Freeport-McMoRan Copper & Gold, Inc.	35,000	855,400

Total Materials		1,709,092

Telecommunication Services (1.7%)
Diversified Telecommunication Services (1.7%)
AT&T, Inc.	80,347	2,289,889

Total Telecommunication Services		2,289,889

Total Common Stocks (98.2%) (Cost $179,353,046)		135,934,482

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.7%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $894,486)	$894,486	894,486

	Principal Amount	Value (Note 1)
Total Investments (98.9%) (Cost/Amortized Cost $180,247,532)		$136,828,968
Other Assets Less Liabilities (1.1%)		1,589,230

Net Assets (100%)		$138,418,198

*	Non-income producing.

Glossary:

ADR—    American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$135,934,482	$894,486	$—	$136,828,968
Other Investments*	—	—	—	—

Total	$135,934,482	$894,486	$—	$136,828,968

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$204,010,634
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$218,789,287

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,678,708
Aggregate gross unrealized depreciation	(49,888,379)

Net unrealized depreciation	$(47,209,671)

Federal income tax cost of investments	$184,038,639

The Portfolio has a net capital loss carryforward of $20,069,753 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.5%)
Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	34,300	$834,176
Darden Restaurants, Inc.	10,710	301,808
Marriott International, Inc., Class A .	16,639	323,629
Royal Caribbean Cruises Ltd.	10,018	137,747
Starwood Hotels & Resorts Worldwide, Inc.	9,003	161,154

		1,758,514

Media (1.0%)
Comcast Corp., Special Class A	20,006	323,097
Time Warner, Inc.	27,465	276,298
Walt Disney Co.	18,684	423,940

		1,023,335

Multiline Retail (3.2%)
J.C. Penney Co., Inc.	27,567	543,070
Kohl’s Corp.*	37,271	1,349,210
Macy’s, Inc.	11,941	123,589
Target Corp.	37,283	1,287,382

		3,303,251

Specialty Retail (2.4%)
Bed Bath & Beyond, Inc.*	10,213	259,614
Best Buy Co., Inc.	37,310	1,048,784
Dick’s Sporting Goods, Inc.*	28,861	407,229
GameStop Corp., Class A*	6,396	138,537
Home Depot, Inc.	26,373	607,107

		2,461,271

Textiles, Apparel & Luxury Goods (0.2%)
Coach, Inc.*	13,398	278,276

Total Consumer Discretionary		8,824,647

Consumer Staples (17.3%)
Beverages (3.3%)
Coca-Cola Co.	34,053	1,541,580
Diageo plc (ADR)	6,426	364,611
PepsiCo, Inc.	28,504	1,561,164

		3,467,355

Food & Staples Retailing (4.2%)
CVS Caremark Corp.	11,092	318,784
Kroger Co.	20,446	539,979
Walgreen Co.	7,672	189,268
Wal-Mart Stores, Inc.	59,030	3,309,222

		4,357,253

Food Products (4.5%)
Archer-Daniels-Midland Co.	60,228	1,736,373
Campbell Soup Co.	12,304	369,243
General Mills, Inc.	11,848	719,766
Kellogg Co.	17,969	787,941
Kraft Foods, Inc., Class A	37,276	1,000,861

		4,614,184

Household Products (3.8%)
Colgate-Palmolive Co.	22,360	1,532,554
Procter & Gamble Co.	39,520	2,443,127

		3,975,681

Tobacco (1.5%)
Altria Group, Inc.	27,056	407,463
Philip Morris International, Inc.	25,112	1,092,623

		1,500,086

Total Consumer Staples		17,914,559

	Number of Shares	Value (Note 1)
Energy (9.8%)
Energy Equipment & Services (1.2%)
Schlumberger Ltd.	23,594	$998,734
Weatherford International Ltd.*	19,307	208,902

		1,207,636

Oil, Gas & Consumable Fuels (8.6%)
Apache Corp.	5,624	419,157
Chevron Corp.	24,456	1,809,010
ConocoPhillips	9,444	489,199
Exxon Mobil Corp.	51,678	4,125,455
Hess Corp.	19,693	1,056,333
Marathon Oil Corp.	4,393	120,192
Occidental Petroleum Corp.	4,503	270,135
Valero Energy Corp.	15,196	328,841
XTO Energy, Inc.	9,141	322,403

		8,940,725

Total Energy		10,148,361

Financials (17.0%)
Capital Markets (4.3%)
Bank of New York Mellon Corp.	51,778	1,466,871
Goldman Sachs Group, Inc.	11,293	953,016
Morgan Stanley	9,441	151,434
Northern Trust Corp.	19,198	1,000,984
T. Rowe Price Group, Inc.	23,560	834,966

		4,407,271

Commercial Banks (5.7%)
BB&T Corp.	8,826	242,362
Fifth Third Bancorp.	27,752	229,231
PNC Financial Services Group, Inc.	33,404	1,636,796
SunTrust Banks, Inc.	15,805	466,880
U.S. Bancorp.	42,679	1,067,402
Wells Fargo & Co.	76,555	2,256,841

		5,899,512

Consumer Finance (0.0%)
Capital One Financial Corp	816	26,022

Diversified Financial Services (3.5%)
Bank of America Corp.	75,178	1,058,507
JPMorgan Chase & Co.	82,555	2,602,959

		3,661,466

Insurance (3.5%)
Aon Corp.	49,234	2,249,009
Hartford Financial Services Group, Inc.	7,163	117,617
MetLife, Inc.	26,915	938,257
Prudential Financial, Inc.	11,701	354,072

		3,658,955

Total Financials		17,653,226

Health Care (12.9%)
Biotechnology (4.5%)
Amgen, Inc.*	11,548	666,897
Celgene Corp.*	11,373	628,700
Genentech, Inc.*	13,212	1,095,407
Genzyme Corp.*	11,619	771,153
Gilead Sciences, Inc.*	29,808	1,524,381

		4,686,538

Health Care Equipment & Supplies (1.4%)
Baxter International, Inc.	11,781	631,344
Medtronic, Inc.	6,780	213,027

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
St. Jude Medical, Inc.*	17,653	$581,843

		1,426,214

Health Care Providers & Services (2.0%)
Express Scripts, Inc.*	21,772	1,197,024
Medco Health Solutions, Inc.*	2,580	108,128
Quest Diagnostics, Inc.	14,803	768,424

		2,073,576

Pharmaceuticals (5.0%)
Abbott Laboratories, Inc.	25,755	1,374,544
Eli Lilly & Co.	6,488	261,272
Johnson & Johnson	27,103	1,621,573
Merck & Co., Inc.	21,901	665,790
Pfizer, Inc.	43,733	774,511
Schering-Plough Corp.	31,465	535,849

		5,233,539

Total Health Care		13,419,867

Industrials (6.4%)
Aerospace & Defense (4.4%)
Boeing Co.	10,125	432,034
Honeywell International, Inc.	16,691	547,966
Lockheed Martin Corp.	12,819	1,077,821
Raytheon Co.	25,632	1,308,257
United Technologies Corp.	23,459	1,257,402

		4,623,480

Air Freight & Logistics (0.8%)
United Parcel Service, Inc., Class B	15,027	828,889

Electrical Equipment (0.2%)
Emerson Electric Co.	6,579	240,857

Industrial Conglomerates (0.9%)
General Electric Co.	55,138	893,236

Road & Rail (0.1%)
Union Pacific Corp.	1,882	89,960

Total Industrials		6,676,422

Information Technology (14.4%)
Communications Equipment (2.9%)
Cisco Systems, Inc.*	84,437	1,376,323
Corning, Inc.	38,218	364,218
Nokia Oyj (ADR)	18,544	289,286
QUALCOMM, Inc.	28,742	1,029,826

		3,059,653

Computers & Peripherals (3.3%)
Hewlett-Packard Co.	49,289	1,788,698
International Business Machines Corp.	19,503	1,641,372

		3,430,070

Internet Software & Services (0.6%)
Google, Inc., Class A*	1,006	309,496
Yahoo!, Inc.*	24,065	293,593

		603,089

IT Services (0.3%)
Western Union Co.	22,288	319,610

Semiconductors & Semiconductor Equipment (1.4%)
Intel Corp.	74,385	1,090,484
Texas Instruments, Inc.	20,248	314,249

		1,404,733

Software (5.9%)
Activision Blizzard, Inc.*	171,172	1,478,926

	Number of Shares	Value (Note 1)
Adobe Systems, Inc.*	30,793	$655,583
Citrix Systems, Inc.*	2,172	51,194
Electronic Arts, Inc.*	45,570	730,943
McAfee, Inc.*	1,951	67,446
Microsoft Corp.	117,451	2,283,248
Oracle Corp.*	46,303	820,952

		6,088,292

Total Information Technology		14,905,447

Materials (4.0%)
Chemicals (3.9%)
Monsanto Co.	36,154	2,543,434
Praxair, Inc.	25,492	1,513,205

		4,056,639

Metals & Mining (0.1%)
Freeport-McMoRan Copper & Gold, Inc.	2,986	72,978

Total Materials		4,129,617

Telecommunication Services (3.2%)
Diversified Telecommunication Services (3.2%)
AT&T, Inc.	99,092	2,824,122
Verizon Communications, Inc.	14,616	495,482

Total Telecommunication Services		3,319,604

Utilities (4.7%)
Electric Utilities (2.6%)
FPL Group, Inc.	21,581	1,086,172
Northeast Utilities	20,593	495,467
Progress Energy, Inc.	29,101	1,159,675

		2,741,314

Multi-Utilities (2.1%)
Dominion Resources, Inc.	29,284	1,049,539
PG&E Corp.	27,631	1,069,596

		2,119,135

Total Utilities		4,860,449

Total Common Stocks (98.2%) (Cost $127,219,931)		101,852,199

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.6%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $1,684,539)	$1,684,539	1,684,539

Total Investments (99.8%) (Cost/Amortized Cost $128,904,470)		103,536,738
Other Assets Less Liabilities (0.2%)		191,419

Net Assets (100%)		$103,728,157

*	Non-income producing.

Glossary:

ADR—    American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 - Quoted prices in active markets for identical securities

• Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$101,852,199	$1,684,539	$—	$103,536,738
Other Investments*	—	—	—	—

Total	$101,852,199	$1,684,539	$—	$103,536,738

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$97,855,121
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$43,343,515

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$600,370
Aggregate gross unrealized depreciation	(27,592,063)

Net unrealized depreciation	$(26,991,693)

Federal income tax cost of investments	$130,528,431

The Portfolio has a net capital loss carryforward of $3,308,587 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.4%)
Auto Components (1.1%)
ArvinMeritor, Inc.	160,000	$456,000
Goodyear Tire & Rubber Co.*	410,200	2,448,894

		2,904,894

Distributors (1.8%)
Genuine Parts Co.	123,926	4,691,838

Hotels, Restaurants & Leisure (2.8%)
Brinker International, Inc.	352,084	3,710,965
Darden Restaurants, Inc.	121,400	3,421,052

		7,132,017

Household Durables (1.9%)
Snap-On, Inc.	126,344	4,975,427

Media (1.9%)
Gannett Co., Inc.^	100,200	801,600
Interpublic Group of Cos., Inc.*	1,037,984	4,110,417

		4,912,017

Multiline Retail (0.9%)
Macy’s, Inc.	233,878	2,420,637

Specialty Retail (2.0%)
Foot Locker, Inc.	269,664	1,979,334
OfficeMax, Inc.	406,494	3,105,614

		5,084,948

Total Consumer Discretionary		32,121,778

Consumer Staples (10.1%)
Beverages (1.7%)
Coca-Cola Enterprises, Inc.	375,055	4,511,912

Food & Staples Retailing (4.0%)
Kroger Co.	195,792	5,170,866
Safeway, Inc.	217,053	5,159,350

		10,330,216

Food Products (4.4%)
Archer-Daniels-Midland Co.	92,200	2,658,126
Dean Foods Co.*	218,900	3,933,633
Smithfield Foods, Inc.*^	338,400	4,761,288

		11,353,047

Total Consumer Staples		26,195,175

Energy (5.0%)
Energy Equipment & Services (2.1%)
Halliburton Co.	188,289	3,423,094
Transocean Ltd.*	43,208	2,041,578

		5,464,672

Oil, Gas & Consumable Fuels (2.9%)
EOG Resources, Inc.	60,946	4,057,785
Range Resources Corp.	102,200	3,514,658

		7,572,443

Total Energy		13,037,115

Financials (11.0%)
Commercial Banks (5.0%)
Comerica, Inc.	162,300	3,221,655
Fifth Third Bancorp.	413,800	3,417,988
M&T Bank Corp.^	56,500	3,243,665

	Number of Shares	Value (Note 1)
Zions Bancorporation^	122,000	$2,990,220

		12,873,528

Consumer Finance (1.3%)
Capital One Financial Corp.	105,500	3,364,395

Insurance (4.7%)
ACE Ltd.	113,793	6,021,926
Conseco, Inc.*	428,839	2,221,386
PartnerReinsurance Ltd.	56,540	4,029,606

		12,272,918

Total Financials		28,510,841

Health Care (8.4%)
Health Care Equipment & Supplies (1.3%)
Covidien Ltd.	94,200	3,413,808

Health Care Providers & Services (1.4%)
HealthSouth Corp.*^	327,100	3,585,016

Pharmaceuticals (5.7%)
King Pharmaceuticals, Inc.*	710,658	7,547,188
Mylan, Inc.*^	727,457	7,194,550

		14,741,738

Total Health Care		21,740,562

Industrials (13.8%)
Building Products (0.8%)
Owens Corning, Inc.*	121,700	2,105,410

Commercial Services & Supplies (3.5%)
R.R. Donnelley & Sons Co.	279,143	3,790,762
Republic Services, Inc.	214,264	5,311,604

		9,102,366

Construction & Engineering (1.1%)
KBR, Inc.^	190,631	2,897,591

Electrical Equipment (1.1%)
Hubbell, Inc., Class B	89,534	2,925,971

Industrial Conglomerates (1.8%)
Textron, Inc.	165,300	2,292,711
Tyco International Ltd.	108,000	2,332,800

		4,625,511

Machinery (4.2%)
Cummins, Inc.	91,540	2,446,864
Eaton Corp.	55,900	2,778,789
Pentair, Inc.	32,200	762,174
Timken Co.	249,090	4,889,637

		10,877,464

Trading Companies & Distributors (1.3%)
W.W. Grainger, Inc.	42,953	3,386,415

Total Industrials		35,920,728

Information Technology (7.1%)
Communications Equipment (3.6%)
ADC Telecommunications, Inc.*	455,616	2,492,220
JDS Uniphase Corp.*	804,605	2,936,808

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Tellabs, Inc.*	974,349	$4,014,318

		9,443,346

Semiconductors & Semiconductor Equipment (0.4%)
Marvell Technology Group Ltd.*	169,700	1,131,899

Software (3.1%)
McAfee, Inc.*	149,504	5,168,353
Sybase, Inc.*	110,140	2,728,168

		7,896,521

Total Information Technology		18,471,766

Materials (7.0%)
Chemicals (2.4%)
Eastman Chemical Co.	108,652	3,445,355
Valspar Corp.	150,000	2,713,500

		6,158,855

Containers & Packaging (4.6%)
Ball Corp.	152,073	6,324,716
Pactiv Corp.*	224,632	5,588,844

		11,913,560

Total Materials		18,072,415

Telecommunication Services (11.0%)
Diversified Telecommunication Services (11.0%)
CenturyTel, Inc.	203,297	5,556,107
Embarq Corp.	227,683	8,187,481
Qwest Communications International, Inc.^	2,222,093	8,088,418
Windstream Corp.	726,900	6,687,480

Total Telecommunication Services		28,519,486

Utilities (9.6%)
Electric Utilities (2.4%)
Northeast Utilities	258,802	6,226,776

Gas Utilities (0.6%)
Southwest Gas Corp.	59,696	1,505,533

Multi-Utilities (6.6%)
Ameren Corp.	183,058	6,088,509
CMS Energy Corp.	608,681	6,153,765
NiSource, Inc.	453,843	4,978,658

		17,220,932

Total Utilities		24,953,241

Total Common Stocks (95.4%) (Cost $386,718,695)		247,543,107

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (8.8%)
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	$20,956,121	20,956,121
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	2,000,000	1,989,766

Total Short-Term Investments of Cash Collateral for Securities Loaned		22,945,887

	Principal Amount	Value (Note 1)
Time Deposit (4.5%)
JP Morgan Chase Nassau 0.001%, 1/2/09	$11,733,837	$11,733,837

Total Short-Term Investments (13.3%) (Cost/Amortized Cost $34,689,958)		34,679,724

Total Investments (108.7%) (Cost/Amortized Cost $421,408,653)		282,222,831
Other Assets Less Liabilities (-8.7%)		(22,670,917)

Net Assets (100%)		$259,551,914

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$247,543,107	$34,679,724	$—	$282,222,831
Other Investments*	—	—	—	—

Total	$247,543,107	$34,679,724	$—	$282,222,831

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$137,882,547
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$129,418,384

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,375,149
Aggregate gross unrealized depreciation	(144,691,023)

Net unrealized depreciation	$(141,315,874)

Federal income tax cost of investments	$423,538,705

At December 31, 2008, the Portfolio had loaned securities with a total value of $22,823,582. This was secured by collateral of $22,956,121 which was received as cash and subsequently invested in short-term investments currently valued at $22,945,887, as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $34,321,196 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (22.3%)
Hotels, Restaurants & Leisure (14.8%)
Las Vegas Sands Corp.*	4,060,968	$24,081,540
McDonald’s Corp.	3,017,830	187,678,848
Wynn Resorts Ltd.*	817,748	34,558,030

		246,318,418

Multiline Retail (2.3%)
Target Corp.^	1,125,569	38,865 ,898

Specialty Retail (5.2%)
Lowe’s Cos., Inc.	4,029,814	86,721,597

Total Consumer Discretionary		371,905,913

Consumer Staples (10.0%)
Food & Staples Retailing (10.0%)
CVS Caremark Corp.	3,394,646	97,562,126
Wal-Mart Stores, Inc.	1,220,689	68,431,825

Total Consumer Staples		165,993,951

Energy (2.9%)
Energy Equipment & Services (2.1%)
Transocean Ltd.*^	720,836	34,059,501

Oil, Gas & Consumable Fuels (0.8%)
Petroleo Brasileiro S.A. (ADR)	558,301	13,672,792

Total Energy		47,732,293

Financials (17.0%)
Capital Markets (4.4%)
Goldman Sachs Group, Inc.^	854,546	72,115,137

Commercial Banks (10.3%)
Industrial & Commercial Bank of China Ltd., Class H	82,784,250	43,997,192
U.S. Bancorp^	1,997,083	49,947,046
Wells Fargo & Co.^	2,641,226	77,863,342

		171,807,580

Diversified Financial Services (2.3%)
JPMorgan Chase & Co.	1,216,537	38,357,412

Total Financials		282,280,129

Health Care (10.8%)
Biotechnology (9.8%)
Genentech, Inc.*	1,590,309	131,852,519
Gilead Sciences, Inc.*	628,517	32,142,360

		163,994,879

Pharmaceuticals (1.0%)
Schering-Plough Corp.	958,713	16,326,882

Total Health Care		180,321,761

Industrials (17.0%)
Aerospace & Defense (9.4%)
General Dynamics Corp.	1,141,435	65,735,242
Lockheed Martin Corp.	1,074,070	90,307,805

		156,043,047

Road & Rail (7.6%)
Norfolk Southern Corp.^	1,205,030	56,696,662

	Number of Shares	Value (Note 1)
Union Pacific Corp.^	1,479,940	$70,741,132

		127,437,794

Total Industrials		283,480,841

Information Technology (11.9%)
Communications Equipment (2.3%)
QUALCOMM, Inc.	1,063,676	38,111,511

Internet Software & Services (1.1%)
Google, Inc., Class A*	61,484	18,915,553

IT Services (8.1%)
Mastercard, Inc., Class A	370,339	52,932,553
Visa, Inc., Class A^	1,563,015	81,980,137

		134,912,690

Software (0.4%)
Oracle Corp.*^	369,028	6,542,866

Total Information Technology		198,482,620

Materials (6.3%)
Chemicals (6.3%)
Air Products & Chemicals, Inc.	361,474	18,171,298
Monsanto Co.	1,221,595	85,939,208

Total Materials		104,110,506

Total Common Stocks (98.2%) (Cost $1,901,866,232)		1,634,308,014

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (13.0%)
Bancaja U.S. Debt S.A.U.
4.65%, 7/10/09 (l)	$5,000,697	4,814,712
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	5,000,000	4,976,085
Calyon/New York
0.41%, 7/2/10 (l)	4,998,368	4,791,036
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	181,950,694	181,950,694
Merrill Lynch & Co., Inc.
1.94%, 5/8/09 (l)	5,000,000	4,909,520
0.42%, 6/29/09 (l)	5,000,000	4,915,910
New York Life Global Funding
0.50%, 3/30/09 (l)	5,000,000	4,969,650
Pricoa Global Funding I
0.40%, 6/25/10 (l)	4,999,252	4,421,548

Total Short-Term Investments of Cash Collateral for Securities Loaned		215,749,155

Time Deposit (1.8%)
JP Morgan Chase Nassau 0.001%, 1/2/09	29,676,188	29,676,188

Total Short-Term Investments (14.8%) (Cost/Amortized Cost $246,625,200)		245,425,343

Total Investments (113.0%) (Cost/Amortized Cost $2,148,491,432)		1,879,733,357
Other Assets Less Liabilities (-13.0%)		(216,395,328)

Net Assets (100%)		$1,663,338,029

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

ADR—    American Depositary Receipt

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1- Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$1,590,310,822	$289,422,535	$—	$1,879,733,357
Other Investments*	—	—	—	—

Total	$1,590,310,822	$289,422,535	$—	$1,879,733,357

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,990,470,237
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$3,772,275,847

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$39,975,770
Aggregate gross unrealized depreciation	(449,135,360)

Net unrealized depreciation	$(409,159,590)

Federal income tax cost of investments	$2,288,892,947

At December 31, 2008, the Portfolio had loaned securities with a total value of $217,288,616. This was secured by collateral of $216,949,011 which was received as cash and subsequently invested in short-term investments currently valued at $215,749,155, as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $371,921,881 of which $2,212,323 expires in the year 2009 and $369,709,558 expires in the year 2016.

Included in the capital carryforward amounts are $2,212,323 of losses acquired from EQ/Enterprise Capital Appreciation as a result of a tax free reorganization that occurred during the year 2005. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (13.6%)
Auto Components (0.6%)
ArvinMeritor, Inc.^	86,700	$247,095
BorgWarner, Inc.^	140,700	3,063,039
Gentex Corp.^	170,700	1,507,281
Modine Manufacturing Co.^	40,400	196,748

		5,014,163

Automobiles (0.1%)
Thor Industries, Inc.^	42,200	556,196

Distributors (0.2%)
LKQ Corp.*	167,500	1,953,050

Diversified Consumer Services (2.4%)
Brink’s Home Security Holdings, Inc.*	49,600	1,087,232
Career Education Corp.*	87,900	1,576,926
Corinthian Colleges, Inc.*^	102,500	1,677,925
DeVry, Inc.	74,192	4,259,363
ITT Educational Services, Inc.*^	38,000	3,609,240
Matthews International Corp., Class A	36,500	1,338,820
Regis Corp.	51,800	752,654
Service Corp. International	305,500	1,518,335
Sotheby’s, Inc.^	80,600	716,534
Strayer Education, Inc.^	17,200	3,687,852

		20,224,881

Hotels, Restaurants & Leisure (1.4%)
Bob Evans Farms, Inc.^	36,800	751,824
Boyd Gaming Corp.^	70,400	332,992
Brinker International, Inc.^	123,400	1,300,636
Cheesecake Factory, Inc.*	71,400	721,140
Chipotle Mexican Grill, Inc., Class A*^	40,100	2,485,398
International Speedway Corp., Class A	33,900	973,947
Life Time Fitness, Inc.*	41,400	536,130
Scientific Games Corp., Class A*	77,700	1,362,858
Wendy’s/Arby’s Group, Inc., Class A	538,637	2,660,867

		11,125,792

Household Durables (1.7%)
American Greetings Corp., Class A^	54,000	408,780
Blyth, Inc.^	28,700	225,008
Furniture Brands International, Inc.	49,300	108,953
Hovnanian Enterprises, Inc., Class A*	60,200	103,544
M.D.C. Holdings, Inc.	44,100	1,336,230
Mohawk Industries, Inc.*	68,200	2,930,554
NVR, Inc.*^	6,600	3,011,250
Ryland Group, Inc.	51,300	906,471
Toll Brothers, Inc.*^	158,200	3,390,226
Tupperware Brands Corp.^	75,100	1,704,770

		14,125,786

Internet & Catalog Retail (0.6%)
Netflix, Inc.*^	51,300	1,533,357
priceline.com, Inc.*^	49,300	3,630,945

		5,164,302

Leisure Equipment & Products (0.1%)
Callaway Golf Co.	77,200	717,188

Media (1.0%)
Belo Corp., Class A	104,400	162,864
DreamWorks Animation SKG, Inc., Class A*	92,300	2,331,498
Harte-Hanks, Inc.^	44,300	276,432
John Wiley & Sons, Inc., Class A	51,300	1,825,254

	Number of Shares	Value (Note 1)
Lamar Advertising Co., Class A*	91,000	$1,142,960
Marvel Entertainment, Inc.*	58,800	1,808,100
Scholastic Corp.	31,200	423,696

		7,970,804

Multiline Retail (0.7%)
99 Cents Only Stores*	55,200	603,336
Dollar Tree, Inc.*	109,105	4,560,589
Saks, Inc.*	169,800	743,724

		5,907,649

Specialty Retail (4.1%)
Advance Auto Parts, Inc.	114,900	3,866,385
Aeropostale, Inc.*^	80,100	1,289,610
American Eagle Outfitters, Inc.	247,000	2,311,920
AnnTaylor Stores Corp.*	69,800	402,746
Barnes & Noble, Inc.	43,700	655,500
CarMax, Inc.*^	264,100	2,081,108
Chico’s FAS, Inc.*	223,300	933,394
Coldwater Creek, Inc.*^	56,200	160,170
Collective Brands, Inc.*	76,400	895,408
Dick’s Sporting Goods, Inc.*^	101,900	1,437,809
Foot Locker, Inc.	184,800	1,356,432
Guess?, Inc.	72,200	1,108,270
J. Crew Group, Inc.*^	61,600	751,520
O’Reilly Automotive, Inc.*^	162,019	4,980,464
Pacific Sunwear of California, Inc.*	77,300	122,907
PetSmart, Inc.^	154,500	2,850,525
Rent-A-Center, Inc.*	80,000	1,412,000
Ross Stores, Inc.	156,300	4,646,799
Urban Outfitters, Inc.*^	136,600	2,046,268
Williams-Sonoma, Inc.	103,200	811,152

		34,120,387

Textiles, Apparel & Luxury Goods (0.7%)
Hanesbrands, Inc.*^	111,400	1,420,350
Phillips-Van Heusen Corp.	61,700	1,242,021
Timberland Co., Class A*^	57,500	664,125
Under Armour, Inc., Class A*^	43,300	1,032,272
Warnaco Group, Inc.*	55,900	1,097,317

		5,456,085

Total Consumer Discretionary		112,336,283

Consumer Staples (4.4%)
Beverages (0.6%)
Hansen Natural Corp.*	89,800	3,010,994
PepsiAmericas, Inc.	68,500	1,394,660

		4,405,654

Food & Staples Retailing (0.5%)
BJ’s Wholesale Club, Inc.*^	71,500	2,449,590
Ruddick Corp.	47,100	1,302,315

		3,751,905

Food Products (1.8%)
Corn Products International, Inc.	90,600	2,613,810
Flowers Foods, Inc.	94,600	2,304,456
Hormel Foods Corp.	85,200	2,648,016
Lancaster Colony Corp.	23,800	816,340
Ralcorp Holdings, Inc.*^	67,898	3,965,243
Smithfield Foods, Inc.*^	142,140	1,999,910
Tootsie Roll Industries, Inc.	30,700	786,227

		15,134,002

Household Products (1.0%)
Church & Dwight Co., Inc.^	84,300	4,730,916

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Energizer Holdings, Inc.*	70,300	$3,806,042

		8,536,958

Personal Products (0.4%)
Alberto-Culver Co.	103,600	2,539,236
NBTY, Inc.*	65,700	1,028,205

		3,567,441

Tobacco (0.1%)
Universal Corp.^	29,900	893,113

Total Consumer Staples		36,289,073

Energy (6.2%)
Energy Equipment & Services (2.7%)
Exterran Holdings, Inc.*	78,100	1,663,530
FMC Technologies, Inc.*	151,400	3,607,862
Helix Energy Solutions Group, Inc.*^	109,100	789,884
Helmerich & Payne, Inc.^	127,000	2,889,250
Oceaneering International, Inc.*^	65,900	1,920,326
Patterson-UTI Energy, Inc.	186,100	2,142,011
Pride International, Inc.*^	210,100	3,357,398
Superior Energy Services, Inc.*^	95,000	1,513,350
Tidewater, Inc.	62,700	2,524,929
Unit Corp.*	56,600	1,512,352

		21,920,892

Oil, Gas & Consumable Fuels (3.5%)
Arch Coal, Inc.	172,500	2,810,025
Bill Barrett Corp.*	44,300	936,059
Cimarex Energy Co.	101,214	2,710,511
Comstock Resources, Inc.*^	55,900	2,641,275
Denbury Resources, Inc.*^	300,000	3,276,000
Encore Acquisition Co.*	63,500	1,620,520
Forest Oil Corp.*^	116,400	1,919,436
Frontier Oil Corp.^	124,500	1,572,435
Mariner Energy, Inc.*	105,600	1,077,120
Newfield Exploration Co.*	160,598	3,171,810
Overseas Shipholding Group, Inc.	30,200	1,271,722
Patriot Coal Corp.*^	75,300	470,625
Plains Exploration & Production Co.*	130,700	3,037,468
Quicksilver Resources, Inc.*	133,300	742,481
Southern Union Co.^	148,500	1,936,440

		29,193,927

Total Energy		51,114,819

Financials (20.6%)
Capital Markets (2.0%)
Affiliated Managers Group, Inc.*^	49,200	2,062,464
Apollo Investment Corp.	169,900	1,581,769
Ashmore Global Opportunities Ltd.*	256,000	1,719,496
Eaton Vance Corp.^	141,000	2,962,410
Jefferies Group, Inc.^	144,900	2,037,294
Raymond James Financial, Inc.	117,500	2,012,775
SEI Investments Co.	162,200	2,548,162
Waddell & Reed Financial, Inc., Class A	101,800	1,573,828

		16,498,198

Commercial Banks (4.5%)
Associated Banc-Corp.	154,100	3,225,313
Bancorpsouth, Inc.^	86,600	2,022,976
Bank of Hawaii Corp.	57,200	2,583,724
Cathay General Bancorp.	59,300	1,408,375
City National Corp./California	49,200	2,396,040
Colonial BancGroup, Inc.^	250,500	518,535
Commerce Bancshares, Inc./Missouri^	80,104	3,520,571
Cullen/Frost Bankers, Inc.	71,965	3,647,186

	Number of Shares	Value (Note 1)
FirstMerit Corp.	97,000	$1,997,230
Fulton Financial Corp.	209,600	2,016,352
PacWest Bancorp.	29,000	780,100
SVB Financial Group*	39,200	1,028,216
Synovus Financial Corp.	341,200	2,831,960
TCF Financial Corp.^	138,000	1,885,080
Valley National Bancorp.	159,700	3,233,925
Webster Financial Corp.	62,300	858,494
Westamerica Bancorp.	34,600	1,769,790
Wilmington Trust Corp.^	81,400	1,810,336

		37,534,203

Consumer Finance (0.1%)
AmeriCredit Corp.*^	138,200	1,055,848

Insurance (5.7%)
American Financial Group, Inc./Ohio	91,400	2,091,232
Arthur J. Gallagher & Co.	115,443	2,991,128
Brown & Brown, Inc.	140,992	2,946,733
Everest Reinsurance Group Ltd.	74,400	5,664,816
Fidelity National Financial, Inc., Class A^	255,175	4,529,356
First American Corp.	112,000	3,235,680
Hanover Insurance Group, Inc.	62,100	2,668,437
HCC Insurance Holdings, Inc.	139,200	3,723,600
Horace Mann Educators Corp.	49,300	453,067
Mercury General Corp.	42,600	1,959,174
Old Republic International Corp.	280,239	3,340,449
Protective Life Corp.	83,700	1,201,095
Reinsurance Group of America, Inc.	88,001	3,768,203
StanCorp Financial Group, Inc.^	59,500	2,485,315
Unitrin, Inc.	58,300	929,302
W.R. Berkley Corp.	168,100	5,211,100

		47,198,687

Real Estate Investment Trusts (REITs) (6.8%)
Alexandria Real Estate Equities, Inc. (REIT)^	39,253	2,368,526
AMB Property Corp. (REIT)^	119,700	2,803,374
BRE Properties, Inc. (REIT)	61,200	1,712,376
Camden Property Trust (REIT)^	63,800	1,999,492
Cousins Properties, Inc. (REIT)	53,800	745,130
Duke Realty Corp. (REIT)^	176,600	1,935,536
Equity One, Inc. (REIT)^	39,439	698,070
Essex Property Trust, Inc. (REIT)^	32,600	2,502,050
Federal Realty Investment Trust (REIT)^	71,047	4,410,598
Health Care REIT, Inc. (REIT)^	124,557	5,256,305
Highwoods Properties, Inc. (REIT)	76,200	2,084,832
Hospitality Properties Trust (REIT)^	112,600	1,674,362
Liberty Property Trust (REIT)	119,400	2,725,902
Macerich Co. (REIT)^	91,049	1,653,450
Mack-Cali Realty Corp. (REIT)^	78,900	1,933,050
Nationwide Health Properties, Inc. (REIT)	120,600	3,463,632
Omega Healthcare Investors, Inc. (REIT)	97,400	1,555,478
Potlatch Corp. (REIT)	47,300	1,230,273
Rayonier, Inc. (REIT)	95,800	3,003,330
Realty Income Corp. (REIT)	126,700	2,933,105
Regency Centers Corp. (REIT)	84,900	3,964,830
SL Green Realty Corp. (REIT)^	68,300	1,768,970
UDR, Inc. (REIT)	163,200	2,250,528

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Weingarten Realty Investors (REIT)	92,692	$1,917,798

		56,590,997

Real Estate Management & Development (0.2%)
Jones Lang LaSalle, Inc.	41,000	1,135,700

Thrifts & Mortgage Finance (1.3%)
Astoria Financial Corp.	96,500	1,590,320
First Niagara Financial Group, Inc.	144,207	2,331,827
New York Community Bancorp, Inc.^	414,429	4,956,571
PMI Group, Inc.^	86,100	167,895
Washington Federal, Inc.^	105,400	1,576,784

		10,623,397

Total Financials		170,637,030

Health Care (11.0%)
Biotechnology (0.9%)
United Therapeutics Corp.*	27,788	1,738,139
Vertex Pharmaceuticals, Inc.*^	181,195	5,504,704

		7,242,843

Health Care Equipment & Supplies (3.7%)
Advanced Medical Optics, Inc.*	62,500	413,125
Beckman Coulter, Inc.	76,069	3,342,472
Edwards Lifesciences Corp.*	67,500	3,709,125
Gen-Probe, Inc.*	66,100	2,831,724
Hill-Rom Holdings, Inc.^	76,000	1,250,960
Hologic, Inc.*^	310,900	4,063,463
Idexx Laboratories, Inc.*	72,400	2,612,192
Kinetic Concepts, Inc.*^	68,100	1,306,158
Masimo Corp.*	57,200	1,706,276
ResMed, Inc.*	91,300	3,421,924
STERIS Corp.	70,500	1,684,245
Teleflex, Inc.	47,600	2,384,760
Thoratec Corp.*	67,200	2,183,328

		30,909,752

Health Care Providers & Services (2.7%)
Community Health Systems, Inc.*	113,900	1,660,662
Health Management Associates, Inc., Class A*^	288,000	515,520
Health Net, Inc.*	127,500	1,388,475
Henry Schein, Inc.*^	108,400	3,977,196
Kindred Healthcare, Inc.*	37,900	493,458
LifePoint Hospitals, Inc.*	63,800	1,457,192
Lincare Holdings, Inc.*^	90,474	2,436,465
Omnicare, Inc.^	125,600	3,486,656
Psychiatric Solutions, Inc.*^	67,000	1,865,950
Universal Health Services, Inc., Class B^	61,200	2,299,284
VCA Antech, Inc.*	103,100	2,049,628
WellCare Health Plans, Inc.*	49,500	636,570

		22,267,056

Health Care Technology (0.4%)
Cerner Corp.*^	82,100	3,156,745

Life Sciences Tools & Services (1.9%)
Affymetrix, Inc.*^	92,600	276,874
Bio-Rad Laboratories, Inc., Class A*	23,300	1,754,723
Charles River Laboratories International, Inc.*^	81,100	2,124,820
Covance, Inc.*	76,300	3,512,089
Pharmaceutical Product Development, Inc.	143,000	4,148,430
Techne Corp.	45,900	2,961,468

	Number of Shares	Value (Note 1)

Varian, Inc.*	35,200	$1,179,552

		15,957,956

Pharmaceuticals (1.4%)
Endo Pharmaceuticals Holdings, Inc.*	142,400	3,685,312
Medicis Pharmaceutical Corp., Class A	67,400	936,860
Perrigo Co.^	94,300	3,046,833
Sepracor, Inc.*	130,100	1,428,498
Valeant Pharmaceuticals International*^	97,600	2,235,040

		11,332,543

Total Health Care		90,866,895

Industrials (14.0%)
Aerospace & Defense (0.5%)
Alliant Techsystems, Inc.*^	39,700	3,404,672
BE Aerospace, Inc.*^	119,200	916,648

		4,321,320

Airlines (0.4%)
AirTran Holdings, Inc.*^	140,400	623,376
Alaska Air Group, Inc.*^	43,300	1,266,525
JetBlue Airways Corp.*	218,600	1,552,060

		3,441,961

Commercial Services & Supplies (1.8%)
Brink’s Co.	50,100	1,346,688
Clean Harbors, Inc.*^	24,100	1,528,904
Copart, Inc.*^	77,700	2,112,663
Corrections Corp. of America*	152,871	2,500,970
Deluxe Corp.	61,200	915,552
Herman Miller, Inc.	65,900	858,677
HNI Corp.	53,000	839,520
Mine Safety Appliances Co.	35,600	851,196
Rollins, Inc.	50,400	911,232
Waste Connections, Inc.*	96,800	3,055,976

		14,921,378

Construction & Engineering (1.9%)
Dycom Industries, Inc.*	47,500	390,450
Granite Construction, Inc.	39,400	1,730,842
KBR, Inc.	196,200	2,982,240
Quanta Services, Inc.*^	237,700	4,706,460
Shaw Group, Inc.*	100,100	2,049,047
URS Corp.*	101,300	4,130,001

		15,989,040

Electrical Equipment (1.7%)
AMETEK, Inc.	129,500	3,912,195
Hubbell, Inc., Class B	68,300	2,232,044
Roper Industries, Inc.	108,018	4,689,061
Thomas & Betts Corp.*	68,400	1,642,968
Woodward Governor Co.	65,300	1,503,206

		13,979,474

Industrial Conglomerates (0.2%)
Carlisle Cos., Inc.^	72,900	1,509,030

Machinery (4.7%)
AGCO Corp.*^	111,500	2,630,285
Bucyrus International, Inc.^	89,400	1,655,688
Crane Co.	57,600	993,024
Donaldson Co., Inc.^	92,800	3,122,720
Federal Signal Corp.	56,800	466,328
Graco, Inc.	71,400	1,694,322
Harsco Corp.	101,500	2,809,520
IDEX Corp.	100,500	2,427,075
Joy Global, Inc.^	131,000	2,998,590
Kennametal, Inc.	90,100	1,999,319
Lincoln Electric Holdings, Inc.	52,100	2,653,453

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Nordson Corp.	40,900	$1,320,661
Oshkosh Corp.	89,800	798,322
Pentair, Inc.	119,800	2,835,666
SPX Corp.	66,205	2,684,613
Terex Corp.*	116,100	2,010,852
Timken Co.	102,000	2,002,260
Trinity Industries, Inc.	97,000	1,528,720
Wabtec Corp.^	59,000	2,345,250

		38,976,668

Marine (0.2%)
Alexander & Baldwin, Inc.	49,500	1,240,470

Professional Services (1.2%)
Corporate Executive Board Co.	40,400	891,224
FTI Consulting, Inc.*	61,800	2,761,224
Kelly Services, Inc., Class A	32,300	420,223
Korn/Ferry International*^	57,400	655,508
Manpower, Inc.	94,300	3,205,257
MPS Group, Inc.*	110,500	832,065
Navigant Consulting, Inc.*	56,100	890,307

		9,655,808

Road & Rail (0.9%)
Con-way, Inc.	54,900	1,460,340
J.B. Hunt Transport Services, Inc.	99,600	2,616,492
Kansas City Southern*	111,200	2,118,360
Werner Enterprises, Inc.	51,100	886,074
YRC Worldwide, Inc.*	70,100	201,187

		7,282,453

Trading Companies & Distributors (0.5%)
GATX Corp.	58,300	1,805,551
MSC Industrial Direct Co., Class A	53,900	1,985,137
United Rentals, Inc.*^	71,000	647,520

		4,438,208

Total Industrials		115,755,810

Information Technology (12.1%)
Communications Equipment (1.1%)
3Com Corp.*	488,200	1,113,096
ADC Telecommunications, Inc.*^	139,900	765,253
ADTRAN, Inc.	66,100	983,568
Avocent Corp.*	53,600	959,976
CommScope, Inc.*	83,900	1,303,806
F5 Networks, Inc.*^	95,400	2,180,844
Plantronics, Inc.	58,100	766,920
Polycom, Inc.*^	100,800	1,361,808

		9,435,271

Computers & Peripherals (1.1%)
Diebold, Inc.	79,200	2,224,728
Imation Corp.^	36,500	495,305
NCR Corp.*	191,800	2,712,052
Palm, Inc.*^	129,000	396,030
Western Digital Corp.*	269,100	3,081,195

		8,909,310

Electronic Equipment, Instruments & Components (2.2%)
Arrow Electronics, Inc.*	144,000	2,712,960
Avnet, Inc.*	182,900	3,330,609
Flir Systems, Inc.*^	—	—
Ingram Micro, Inc., Class A*	200,400	2,683,356
Mettler-Toledo International, Inc.*	40,701	2,743,247
National Instruments Corp	69,100	1,683,276
Tech Data Corp.*^	60,900	1,086,456
Trimble Navigation Ltd.*	143,600	3,103,196

	Number of Shares	Value (Note 1)

Vishay Intertechnology, Inc.*	222,000	$759,240

		18,102,340

Internet Software & Services (0.2%)
Digital River, Inc.*	44,500	1,103,600
ValueClick, Inc.*	103,700	709,308

		1,812,908

IT Services (3.2%)
Acxiom Corp.	80,300	651,233
Alliance Data Systems Corp.*^	78,300	3,643,299
Broadridge Financial Solutions, Inc.	172,100	2,158,134
DST Systems, Inc.*^	50,400	1,914,192
Gartner, Inc.*	72,500	1,292,675
Global Payments, Inc.	97,333	3,191,549
Lender Processing Services, Inc.	101,800	2,998,010
ManTech International Corp., Class A*	25,000	1,354,750
Metavante Technologies, Inc.*	107,500	1,731,825
NeuStar, Inc., Class A*	96,100	1,838,393
SAIC, Inc.*	245,800	4,788,184
SRA International, Inc., Class A*	50,400	869,400

		26,431,644

Office Electronics (0.2%)
Zebra Technologies Corp., Class A*	77,400	1,568,124

Semiconductors & Semiconductor Equipment (1.6%)
Atmel Corp.*	536,700	1,679,871
Cree, Inc.*	105,500	1,674,285
Fairchild Semiconductor International, Inc.*	154,600	755,994
Integrated Device Technology, Inc.*	201,700	1,131,537
International Rectifier Corp.*^	88,700	1,197,450
Intersil Corp., Class A	146,400	1,345,416
Lam Research Corp.*^	150,700	3,206,896
RF Micro Devices, Inc.*	310,900	242,502
Semtech Corp.*	73,400	827,218
Silicon Laboratories, Inc.*	56,800	1,407,504

		13,468,673

Software (2.5%)
ACI Worldwide, Inc.*	41,800	664,620
Advent Software, Inc.*^	19,600	391,412
ANSYS, Inc.*	108,903	3,037,305
Cadence Design Systems, Inc.*	309,200	1,131,672
FactSet Research Systems, Inc.^	51,300	2,269,512
Fair Isaac Corp.^	57,600	971,136
Jack Henry & Associates, Inc.	102,300	1,985,643
Macrovision Solutions Corp.*	100,000	1,265,000
Mentor Graphics Corp.*	110,700	572,319
Parametric Technology Corp.*	138,800	1,755,820
Sybase, Inc.*	98,561	2,441,356
Synopsys, Inc.*	175,000	3,241,000
Wind River Systems, Inc.*	81,600	736,848

		20,463,643

Total Information Technology		100,191,913

Materials (6.5%)
Chemicals (3.5%)
Airgas, Inc.^	98,000	3,821,020
Albemarle Corp.	109,300	2,437,390
Ashland, Inc.	78,700	827,137
Cabot Corp.	78,200	1,196,460
Chemtura Corp.	294,200	411,880
Cytec Industries, Inc.	56,500	1,198,930
Ferro Corp.	52,400	369,420
FMC Corp.	89,800	4,016,754

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)

Lubrizol Corp.	81,700	$2,973,063
Minerals Technologies, Inc.	22,500	920,250
Olin Corp.	91,972	1,662,854
RPM International, Inc.^	154,200	2,049,318
Scotts Miracle-Gro Co., Class A^	52,300	1,554,356
Sensient Technologies Corp.^	58,700	1,401,756
Terra Industries, Inc.	122,400	2,040,408
Valspar Corp.^	119,600	2,163,564

		29,044,560

Construction Materials (0.6%)
Martin Marietta Materials, Inc.^	50,200	4,873,416

Containers & Packaging (1.1%)
AptarGroup, Inc.	81,500	2,872,060
Greif, Inc., Class A	41,000	1,370,630
Packaging Corp. of America	124,100	1,670,386
Sonoco Products Co.	121,200	2,806,992
Temple-Inland, Inc.^	127,600	612,480

		9,332,548

Metals & Mining (1.3%)
Carpenter Technology Corp.	52,700	1,082,458
Cliffs Natural Resources, Inc.	137,800	3,529,058
Commercial Metals Co.^	135,900	1,613,133
Reliance Steel & Aluminum Co.	76,400	1,523,416
Steel Dynamics, Inc.^	193,700	2,165,566
Worthington Industries, Inc.	72,100	794,542

		10,708,173

Paper & Forest Products (0.0%)
Clearwater Paper Corp.*^	1	6
Louisiana-Pacific Corp.	122,700	191,412

		191,418

Total Materials		54,150,115

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.0%)
Cincinnati Bell, Inc.*	289,600	558,928

Wireless Telecommunication Services (0.5%)
Telephone & Data Systems, Inc.	129,100	4,098,925

Total Telecommunication Services		4,657,853

Utilities (8.0%)
Electric Utilities (2.4%)
DPL, Inc.	140,819	3,216,306
Great Plains Energy, Inc.	144,500	2,793,185
Hawaiian Electric Industries, Inc.	109,600	2,426,544
IDACORP, Inc.	54,508	1,605,261
Northeast Utilities	188,800	4,542,528
NV Energy, Inc.	284,600	2,814,694
Westar Energy, Inc.	131,600	2,699,116

		20,097,634

Gas Utilities (2.1%)
AGL Resources, Inc.	93,248	2,923,325
Energen Corp.	87,200	2,557,576
National Fuel Gas Co.	96,300	3,017,079
ONEOK, Inc.	126,800	3,692,416
UGI Corp.	131,063	3,200,558
WGL Holdings, Inc.	59,900	1,958,131

		17,349,085

Multi-Utilities (3.1%)
Alliant Energy Corp.^	134,000	3,910,120
Black Hills Corp.	46,100	1,242,856
MDU Resources Group, Inc.	221,204	4,773,582

	Number of Shares	Value (Note 1)

NSTAR^	129,500	$4,725,455
OGE Energy Corp.^	112,700	2,905,406
PNM Resources, Inc.^	103,600	1,044,288
Puget Energy, Inc.	157,400	4,292,298
Vectren Corp.	98,500	2,463,485

		25,357,490

Water Utilities (0.4%)
Aqua America, Inc.	164,190	3,380,672

Total Utilities		66,184,881

Total Common Stocks (96.9%) (Cost $761,615,651)		802,184,672

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENTS:
Government Securities (0.4%)
U.S. Treasury Bills
0.04%, 3/12/09 #(p)	$1,925,000	1,924,848
0.13%, 6/11/09 #(p)	1,305,000	1,304,234

Total Government Securities		3,229,082

Short-Term Investments of Cash Collateral for Securities Loaned (8.7%)
Comerica Bank
4.77%, 1/12/09 (l)	5,000,280	5,000,280
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	31,399,682	31,399,682
MassMutual Global Funding II
0.40%, 3/26/10 (l)	12,000,000	11,891,400
MBIA Global Funding LLC
0.36%, 1/23/09 (l)	7,500,000	7,500,000
Merrill Lynch & Co., Inc.
1.94%, 5/8/09 (l)	7,000,000	6,873,328
Tango Finance Corp.
0.37%, 6/25/09 (l)	4,999,102	4,969,503
Wells Fargo & Co.
0.17%, 8/3/09 (l)	5,000,00	4,871,030

Total Short-Term Investments of Cash Collateral for Securities Loaned		72,505,223

Time Deposit (2.6%)
JP Morgan Chase Nassau 0.001%, 1/2/09	21,491,691	21,491,691

Total Short-Term Investments (11.7%) (Cost/Amortized Cost $97,619,697)		97,225,996

Total Investments (108.6%)
(Cost/Amortized Cost $859,235,348)		899,410,668
Other Assets Less Liabilities (-8.6%)		(71,497,762)

Net Assets (100%)		$827,912,906

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% – 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% – 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% – 11.500%, maturing 2/15/13 – 12/20/38.

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation
Purchase
S&P MidCap 400 E-Mini Index	463	March-09	$23,902,889	$24,872,360	$969,471

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$800,465,176	$98,945,492	$—	$899,410,668
Other Investments*	969,471	—	—	969,471

Total	$801,434,647	$98,945,492	$—	$900,380,139

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$3,017,804,194
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$3,027,550,640

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$74,474,525
Aggregate gross unrealized depreciation	(43,853,096)

Net unrealized appreciation	$30,621,429

Federal income tax cost of investments	$868,789,239

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008, the Portfolio had loaned securities with a total value of $72,796,966. This was secured by collateral of $72,899,064 which was received as cash and subsequently invested in short-term investments currently valued at $72,505,223, as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $416,590,954 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.4%)
Auto Components (0.2%)
Autoliv, Inc.	33,438	$717,580
BorgWarner, Inc.^	6,800	148,036
Federal Mogul Corp.*^	10,500	44,415
Goodyear Tire & Rubber Co.*	38,431	229,433
TRW Automotive Holdings Corp.*^.	272,700	981,720

		2,121,184

Automobiles (0.4%)
Ford Motor Co.*^	1,056,495	2,419,373
General Motors Corp.^	238,615	763,568
Harley-Davidson, Inc.^	12,003	203,691
Thor Industries, Inc.^	11,170	147,221

		3,533,853

Distributors (0.6%)
Genuine Parts Co.	129,113	4,888,218

Diversified Consumer Services (0.2%)
Career Education Corp.*	40,636	729,010
Service Corp. International^	121,547	604,088
Weight Watchers International, Inc.^	2,500	73,550

		1,406,648

Hotels, Restaurants & Leisure (0.3%)
Boyd Gaming Corp.	23,100	109,263
Choice Hotels International, Inc.^	9,200	276,552
International Speedway Corp., Class A	14,697	422,245
Interval Leisure Group, Inc.*^	14,581	78,591
MGM MIRAGE*^	3,400	46,784
Orient-Express Hotels Ltd., Class A^	2,700	20,682
Royal Caribbean Cruises Ltd.^	63,372	871,365
Wyndham Worldwide Corp.	79,227	518,937

		2,344,419

Household Durables (3.2%)
Black & Decker Corp.	27,887	1,165,955
Centex Corp.	56,899	605,405
D.R. Horton, Inc.^	144,613	1,022,414
Fortune Brands, Inc.	70,278	2,901,076
Harman International Industries, Inc.	6,800	113,764
Jarden Corp.*^	30,833	354,580
KB Home^	34,243	466,390
Leggett & Platt, Inc.^	74,515	1,131,883
Lennar Corp., Class A^	61,027	529,104
M.D.C. Holdings, Inc.^	190,131	5,760,969
Mohawk Industries, Inc.*	25,305	1,087,356
Newell Rubbermaid, Inc.	316,974	3,100,006
NVR, Inc.*	1,812	826,725
Pulte Homes, Inc.	73,932	808,077
Snap-On, Inc.	26,124	1,028,763
Stanley Works^	35,813	1,221,223
Toll Brothers, Inc.*^	173,069	3,708,869
Whirlpool Corp.^	34,166	1,412,764

		27,245,323

Internet & Catalog Retail (0.2%)
Expedia, Inc.*^	95,362	785,783
HSN, Inc.*^	14,581	106,004
Liberty Media Corp., Interactive, Class A*	272,838	851,254
Ticketmaster Entertainment, Inc.*	14,581	93,610

		1,836,651

Leisure Equipment & Products (0.5%)
Eastman Kodak Co.^	129,118	849,597

	Number of Shares	Value (Note 1)
Hasbro, Inc.	32,471	$947,179
Mattel, Inc.	165,588	2,649,408

		4,446,184

Media (1.9%)
Ascent Media Corp., Class A*	6,391	139,579
Cablevision Systems Corp. - New York Group, Class A	100,731	1,696,310
CBS Corp., Class B	269,915	2,210,604
Clear Channel Outdoor Holdings, Inc., Class A*^	4,100	25,215
Discovery Communications, Inc., Class A*	62,095	879,265
Discovery Communications, Inc., Class C*	69,518	930,846
EW Scripps Co., Class A	13,400	29,614
Gannett Co., Inc.^	105,050	840,400
Hearst-Argyle Television, Inc.^	10,600	64,236
Interpublic Group of Cos., Inc.*	31,500	124,740
Liberty Global, Inc., Class A*^	69,536	1,107,013
Liberty Media Corp., Capital Series, Class A*	49,888	234,973
McGraw-Hill Cos., Inc.	74,279	1,722,530
Meredith Corp.	17,862	305,797
New York Times Co., Class A^	64,373	471,854
Regal Entertainment Group, Class A	36,188	369,480
Scripps Networks Interactive, Inc., Class A	39,893	877,646
Virgin Media, Inc.^	609,854	3,043,172
Warner Music Group Corp.^	19,400	58,588
Washington Post Co., Class B	2,857	1,114,944

		16,246,806

Multiline Retail (0.9%)
Family Dollar Stores, Inc.	58,497	1,525,017
J.C. Penney Co., Inc.^	101,511	1,999,767
Kohl’s Corp.*	33,537	1,214,039
Macy’s, Inc.^	194,033	2,008,242
Saks, Inc.*^	65,490	286,846
Sears Holdings Corp.*^	25,042	973,382

		8,007,293

Specialty Retail (1.3%)
American Eagle Outfitters, Inc.	268,982	2,517,671
AnnTaylor Stores Corp.*^	16,866	97,317
AutoNation, Inc.*^	52,135	515,094
Barnes & Noble, Inc.^	16,377	245,655
Bed Bath & Beyond, Inc.*^	20,780	528,227
Foot Locker, Inc.	69,315	508,772
Gap, Inc.	111,865	1,497,872
Limited Brands, Inc.^	44,122	442,985
Office Depot, Inc.*	122,242	364,281
OfficeMax, Inc.^	34,387	262,717
O'Reilly Automotive, Inc.*^	39,066	1,200,889
Penske Automotive Group, Inc.	18,900	145,152
RadioShack Corp.^	60,353	720,615
Signet Jewelers Ltd.^	38,728	335,772
TJX Cos., Inc.	80,900	1,664,113
Williams-Sonoma, Inc.	36,457	286,552

		11,333,684

Textiles, Apparel & Luxury Goods (0.7%)
Jones Apparel Group, Inc.	39,282	230,193
Liz Claiborne, Inc.^	42,981	111,751
Phillips-Van Heusen Corp.^	3,000	60,390

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
VF Corp.^	101,024	$5,533,084

		5,935,418

Total Consumer Discretionary		89,345,681

Consumer Staples (7.3%)
Beverages (1.2%)
Brown-Forman Corp., Class B	12,453	641,205
Coca-Cola Enterprises, Inc.	144,770	1,741,583
Constellation Brands, Inc., Class A*^	84,368	1,330,483
Dr. Pepper Snapple Group, Inc.*	116,599	1,894,734
Molson Coors Brewing Co., Class B	52,869	2,586,352
Pepsi Bottling Group, Inc.	62,765	1,412,840
PepsiAmericas, Inc.	26,330	536,079

		10,143,276

Food & Staples Retailing (0.8%)
BJ’s Wholesale Club, Inc.*^	27,152	930,228
Rite Aid Corp.*^	235,400	72,974
Safeway, Inc.	200,209	4,758,968
SUPERVALU, Inc.	97,014	1,416,404

		7,178,574

Food Products (4.1%)
Bunge Ltd.^	55,570	2,876,859
Campbell Soup Co.	46,993	1,410,260
Chaoda Modern Agriculture (Holdings) Ltd.	3,080,720	1,983,207
ConAgra Foods, Inc.	207,126	3,417,579
Corn Products International, Inc.	33,995	980,756
Cosan Ltd., Class A*^	28,200	97,572
Dean Foods Co.*	190,270	3,419,152
Del Monte Foods Co.	89,515	639,137
First Pacific Co.	4,404,000	1,536,674
H.J. Heinz Co.	64,148	2,411,965
Hershey Co.	34,750	1,207,215
Hormel Foods Corp.	32,529	1,011,001
JM Smucker Co.	43,892	1,903,157
Marfrig Frigorificos e Comercio de Alimentos S.A.*	238,100	778,892
Marine Harvest ASA*	6,958,000	1,062,029
McCormick & Co., Inc. (Non-Voting)	31,958	1,018,182
Perdigao S.A.*	71,200	926,966
Sara Lee Corp.	324,351	3,175,396
Smithfield Foods, Inc.*^	322,139	4,532,496
Tyson Foods, Inc., Class A	119,345	1,045,462

		35,433,957

Household Products (0.3%)
Clorox Co.	43,782	2,432,528

Personal Products (0.1%)
Alberto-Culver Co.	34,660	849,517
NBTY, Inc.*	12,073	188,942

		1,038,459

Tobacco (0.8%)
Lorillard, Inc.	37,898	2,135,552
UST, Inc.	67,558	4,687,174

		6,822,726

Total Consumer Staples		63,049,520

Energy (4.1%)
Energy Equipment & Services (1.3%)
BJ Services Co.^	133,888	1,562,473
Cie Generale de Geophysique- Veritas (ADR)*^	120,400	1,804,796
ENSCO International, Inc.	4,500	127,755
Exterran Holdings, Inc.*	30,593	651,631

	Number of Shares	Value (Note 1)
Global Industries Ltd.*^	19,300	$67,357
Helix Energy Solutions Group, Inc.*	37,517	271,623
Helmerich & Payne, Inc.	47,746	1,086,222
Hercules Offshore, Inc.*^	39,771	188,912
Key Energy Services, Inc.*	46,697	205,934
Nabors Industries Ltd.*	110,164	1,318,663
Oil States International, Inc.*^	7,700	143,913
Patterson-UTI Energy, Inc.^	26,757	307,973
Pride International, Inc.*^	21,249	339,559
Rowan Cos., Inc.^	32,777	521,154
SBM Offshore N.V.	63,179	827,907
SEACOR Holdings, Inc.*^	8,249	549,796
Tidewater, Inc.^	22,507	906,357
Unit Corp.*	4,988	133,279

		11,015,304

Oil, Gas & Consumable Fuels (2.8%)
Cabot Oil & Gas Corp.^	25,800	670,800
Cimarex Energy Co.	37,918	1,015,444
El Paso Corp.^	254,087	1,989,501
Encore Acquisition Co.*	17,845	455,404
Forest Oil Corp.*^	44,065	726,632
Mariner Energy, Inc.*^	11,000	112,200
Newfield Exploration Co.*^	207,831	4,104,662
Noble Energy, Inc.	103,143	5,076,699
Overseas Shipholding Group, Inc.^	11,079	466,537
Petrohawk Energy Corp.*	7,000	109,410
Pioneer Natural Resources Co.	54,268	878,056
Plains Exploration & Production Co.*	4,383	101,861
Southern Union Co.	51,324	669,265
Spectra Energy Corp.	289,306	4,553,677
St. Mary Land & Exploration Co.^	16,377	332,617
Sunoco, Inc.^	21,540	936,128
Teekay Corp.^	18,889	371,169
Tesoro Corp.^	44,308	583,536
Uranium One, Inc.*	512,300	742,825

		23,896,423

Total Energy		34,911,727

Financials (26.4%)
Capital Markets (2.1%)
Affiliated Managers Group, Inc.*^	41,400	1,735,488
Allied Capital Corp.^	77,750	209,148
American Capital Ltd.^	90,899	294,513
Ameriprise Financial, Inc.	234,061	5,467,665
E*TRADE Financial Corp.*^	158,600	182,390
Invesco Ltd.	283,260	4,090,274
Investment Technology Group, Inc.*^	1,700	38,624
Janus Capital Group, Inc.^	5,300	42,559
Jefferies Group, Inc.^	57,854	813,427
Legg Mason, Inc.^	63,553	1,392,446
MF Global Ltd.*^	23,800	48,552
Northern Trust Corp.	9,689	505,184
Raymond James Financial, Inc.^	43,898	751,973
TD Ameritrade Holding Corp.*	174,700	2,489,475

		18,061,718

Commercial Banks (4.1%)
Associated Banc-Corp.	58,252	1,219,214
Bancorpsouth, Inc.^	37,380	873,197
Bank of Hawaii Corp.^	21,767	983,215
BOK Financial Corp.^	10,077	407,111
City National Corp./California^	18,140	883,418
Comerica, Inc.^	132,330	2,626,751
Commerce Bancshares, Inc./Missouri^	29,458	1,294,679
Cullen/Frost Bankers, Inc.^	26,733	1,354,828

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Fifth Third Bancorp^	231,291	$1,910,464
First Citizens BancShares, Inc./North Carolina, Class A^	2,734	417,755
First Horizon National Corp.^	93,306	986,241
Fulton Financial Corp.^	80,013	769,725
Huntington Bancshares, Inc./Ohio^	182,333	1,396,671
KeyCorp.	226,680	1,931,314
M&T Bank Corp.^	63,055	3,619,988
Marshall & Ilsley Corp.^	117,832	1,607,228
National City Corp.	932,668	1,688,129
Popular, Inc.^	562,708	2,903,573
Regions Financial Corp.^	317,779	2,529,521
Signature Bank/New York*	1,800	51,642
Synovus Financial Corp.	127,519	1,058,408
TCF Financial Corp.^	58,142	794,220
Valley National Bancorp^	61,226	1,239,826
Webster Financial Corp.^	23,792	327,854
Whitney Holding Corp./Louisiana^	29,088	465,117
Wilmington Trust Corp.^	30,537	679,143
Zions Bancorporation^	52,385	1,283,956

		35,303,188

Consumer Finance (0.3%)
AmeriCredit Corp.*^	52,183	398,678
Discover Financial Services	219,402	2,090,901
SLM Corp.*^	24,089	214,392
Student Loan Corp.^	1,800	73,800

		2,777,771

Diversified Financial Services (1.4%)
CIT Group, Inc.^	500,740	2,273,359
Leucadia National Corp.*^	80,668	1,597,226
Moody’s Corp.	90,174	1,811,596
NASDAQ OMX Group, Inc.*^	28,335	700,158
PHH Corp.*^	410,000	5,219,300

		11,601,639

Insurance (10.0%)
Alleghany Corp.*	2,311	651,702
Allied World Assurance Co. Holdings Ltd./Bermuda^	22,169	900,061
American Financial Group, Inc./Ohio	36,136	826,792
American National Insurance Co.^	7,038	518,912
Aon Corp.	126,855	5,794,736
Arch Capital Group Ltd.*	20,900	1,465,090
Arthur J. Gallagher & Co.	42,460	1,100,139
Assurant, Inc.	53,879	1,616,370
Axis Capital Holdings Ltd.	52,013	1,514,619
Brown & Brown, Inc.^	39,965	835,268
Cincinnati Financial Corp.	66,677	1,938,300
CNA Financial Corp.	12,258	201,522
Conseco, Inc.*^	83,777	433,965
Endurance Specialty Holdings Ltd.	23,705	723,714
Erie Indemnity Co., Class A^	13,333	501,721
Everest Reinsurance Group Ltd.	118,849	9,049,163
Fidelity National Financial, Inc., Class A	203,117	3,605,327
First American Corp.^	98,435	2,843,787
Genworth Financial, Inc., Class A	193,940	548,850
Hanover Insurance Group, Inc.	23,317	1,001,931
HCC Insurance Holdings, Inc.	52,546	1,405,606
Lincoln National Corp.	119,320	2,247,989
Markel Corp.*^	4,551	1,360,749
Marsh & McLennan Cos., Inc.	233,807	5,674,496
MBIA, Inc.*^	95,723	389,593
Mercury General Corp.^	12,060	554,639

	Number of Shares	Value (Note 1)
Nationwide Financial Services, Inc., Class A	21,168	$1,105,181
Old Republic International Corp.^	105,536	1,257,989
OneBeacon Insurance Group Ltd.	11,200	116,928
PartnerReinsurance Ltd.^	58,318	4,156,324
Platinum Underwriters Holdings Ltd.^	18,900	681,912
Principal Financial Group, Inc.^	118,435	2,673,078
Progressive Corp.	309,659	4,586,050
Protective Life Corp.^	31,255	448,509
Reinsurance Group of America, Inc.	169,535	7,259,489
RenaissanceReinsurance Holdings Ltd.	27,931	1,440,122
StanCorp Financial Group, Inc.^	22,224	928,296
Torchmark Corp.^	38,639	1,727,163
Transatlantic Holdings, Inc.	9,200	368,552
Unitrin, Inc.^	18,642	297,153
Unum Group	408,220	7,592,892
W.R. Berkley Corp.	62,649	1,942,119
Wesco Financial Corp.	590	169,861
White Mountains Insurance Group Ltd.	4,064	1,085,535
XL Capital Ltd., Class A	148,235	548,470

		86,090,664

Real Estate Investment Trusts (REITs) (7.0%)
Alexandria Real Estate Equities, Inc. (REIT)^	14,770	891,222
AMB Property Corp. (REIT)^	44,500	1,042,190
Annaly Capital Management, Inc. (REIT)^	572,468	9,085,067
Apartment Investment & Management Co. (REIT), Class A^	31,459	363,351
AvalonBay Communities, Inc. (REIT)^	35,196	2,132,174
Boston Properties, Inc. (REIT)^	54,749	3,011,195
Brandywine Realty Trust (REIT)^	39,736	306,365
BRE Properties, Inc. (REIT)^	22,161	620,065
Camden Property Trust (REIT)^	8,720	273,285
CapitalSource, Inc. (REIT)^	87,046	402,153
CBL & Associates Properties, Inc. (REIT)^	30,078	195,507
Developers Diversified Realty Corp. (REIT)^	53,662	261,871
Digital Realty Trust, Inc. (REIT)^	10,292	338,092
Douglas Emmett, Inc. (REIT)^	55,816	728,957
Duke Realty Corp. (REIT)^	67,410	738,814
Equity Residential (REIT)^	123,638	3,686,885
Essex Property Trust, Inc. (REIT)^	9,151	702,339
Federal Realty Investment Trust (REIT)^	18,992	1,179,023
General Growth Properties, Inc. (REIT)^	48,044	61,977
HCP, Inc. (REIT)^	101,498	2,818,599
Health Care REIT, Inc. (REIT)^	41,118	1,735,180
Hospitality Properties Trust (REIT)^	43,761	650,726
Host Hotels & Resorts, Inc. (REIT)^	240,431	1,820,063
HRPT Properties Trust (REIT)^	102,293	344,727
iStar Financial, Inc. (REIT)^	60,846	135,687
Kilroy Realty Corp. (REIT)^	13,522	452,446
Kimco Realty Corp. (REIT)^	249,745	4,565,339
Liberty Property Trust (REIT)	44,534	1,016,711
Mack-Cali Realty Corp. (REIT)^	30,215	740,267
Nationwide Health Properties, Inc. (REIT)^	39,690	1,139,897
Plum Creek Timber Co., Inc. (REIT)^	53,078	1,843,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
ProLogis (REIT)^	120,797	$1,677,870
Public Storage (REIT)	57,807	4,595,656
Rayonier, Inc. (REIT)	31,214	978,559
Regency Centers Corp. (REIT)^	31,930	1,491,131
SL Green Realty Corp. (REIT)^	26,850	695,415
UDR, Inc. (REIT)^	61,837	852,732
Ventas, Inc. (REIT)^	49,432	1,659,432
Vornado Realty Trust (REIT)^	62,194	3,753,408
Weingarten Realty Investors (REIT)^	34,209	707,784

		59,696,091

Real Estate Management & Development (0.1%)
CB Richard Ellis Group, Inc., Class A*^	64,077	276,813
Jones Lang LaSalle, Inc.^	15,653	433,588
St. Joe Co.*^	6,602	160,560

		870,961

Thrifts & Mortgage Finance (1.4%)
Astoria Financial Corp.	38,771	638,946
Beneficial Mutual Bancorp, Inc.*^	22,506	253,193
Capitol Federal Financial^	6,500	296,400
Hudson City Bancorp, Inc.	155,111	2,475,572
MGIC Investment Corp.^	55,859	194,389
New York Community Bancorp, Inc.	157,722	1,886,355
People’s United Financial, Inc.	158,239	2,821,401
Sovereign Bancorp, Inc.*^	689,854	2,055,765
TFS Financial Corp.^	38,537	497,127
Tree.com, Inc.*	2,430	6,318
Washington Federal, Inc.^	39,831	595,872

		11,721,338

Total Financials		226,123,370

Health Care (5.3%)
Biotechnology (0.3%)
Theravance, Inc.*^	214,500	2,657,655

Health Care Equipment & Supplies (1.0%)
Advanced Medical Optics, Inc.*^	3,300	21,813
Beckman Coulter, Inc.	5,464	240,088
Cooper Cos., Inc.^	20,408	334,691
Hill-Rom Holdings, Inc.^	24,437	402,233
Hologic, Inc.*^	58,790	768,385
Hospira, Inc.*	62,723	1,682,231
Inverness Medical Innovations, Inc.*^	17,378	328,618
Teleflex, Inc.	17,936	898,594
West Pharmaceutical Services, Inc.^	106,400	4,018,728

		8,695,381

Health Care Providers & Services (2.6%)
AmerisourceBergen Corp.	138,147	4,926,322
Brookdale Senior Living, Inc.^	16,500	92,070
CIGNA Corp.	255,459	4,304,484
Community Health Systems, Inc.*^	33,398	486,943
Coventry Health Care, Inc.*	55,486	825,632
DaVita, Inc.*	7,865	389,868
Health Management Associates, Inc., Class A*^	38,100	68,199
Health Net, Inc.*^	45,457	495,027
Henry Schein, Inc.*	3,000	110,070
Humana, Inc.*	118,743	4,426,739
Laboratory Corp. of America Holdings*^	44,300	2,853,363
LifePoint Hospitals, Inc.*^	24,265	554,212
Lincare Holdings, Inc.*	3,000	80,790
Omnicare, Inc.	45,243	1,255,946
Pediatrix Medical Group, Inc.*^	3,200	101,440

	Number of Shares	Value (Note 1)
Quest Diagnostics, Inc.	12,844	$666,732
Tenet Healthcare Corp.*	94,234	108,369
Universal Health Services, Inc., Class B	21,741	816,809

		22,563,015

Health Care Technology (0.2%)
HLTH Corp.*^	59,383	621,146
IMS Health, Inc.	64,416	976,547

		1,597,693

Life Sciences Tools & Services (0.2%)
Charles River Laboratories International, Inc.*^	16,658	436,440
Life Technologies Corp.*	27,487	640,722
PerkinElmer, Inc.^	29,305	407,632

		1,484,794

Pharmaceuticals (1.0%)
Endo Pharmaceuticals Holdings, Inc.*	72,100	1,865,948
Forest Laboratories, Inc.*	127,796	3,254,964
King Pharmaceuticals, Inc.*	112,649	1,196,332
Mylan, Inc.*	113,769	1,125,176
Watson Pharmaceuticals, Inc.*	24,350	646,980

		8,089,400

Total Health Care		45,087,938

Industrials (8.0%)
Aerospace & Defense (0.8%)
Alliant Techsystems, Inc.*^	65,642	5,629,458
BE Aerospace, Inc.*^	3,000	23,070
L-3 Communications Holdings, Inc.	12,561	926,750
Spirit AeroSystems Holdings, Inc., Class A*^	46,864	476,607

		7,055,885

Air Freight & Logistics (0.0%)
UTi Worldwide, Inc.	4,400	63,096

Airlines (2.0%)
AMR Corp.*	63,730	679,999
Continental Airlines, Inc., Class B*^	49,860	900,472
Copa Holdings S.A., Class A	3,700	112,184
Delta Air Lines, Inc.*	1,078,538	12,360,045
Southwest Airlines Co.	334,676	2,884,907

		16,937,607

Building Products (0.3%)
Armstrong World Industries, Inc.^	9,300	201,066
Masco Corp.	166,487	1,853,000
Owens Corning, Inc.*^	35,133	607,801
USG Corp.*	13,498	108,524

		2,770,391

Commercial Services & Supplies (1.1%)
Avery Dennison Corp.^	48,510	1,587,732
Cintas Corp.	59,808	1,389,340
Copart, Inc.*^	40,500	1,101,195
Corrections Corp. of America*^	6,600	107,976
Pitney Bowes, Inc.	9,200	234,416
R.R. Donnelley & Sons Co.	225,729	3,065,400
Republic Services, Inc.	83,226	2,063,172
Steelcase, Inc., Class A	27,690	155,618

		9,704,849

Construction & Engineering (0.6%)
Aecom Technology Corp.*^	4,900	150,577
KBR, Inc.^	14,900	226,480
Quanta Services, Inc.*	19,774	391,525

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
URS Corp.*^	105,102	$4,285,009

		5,053,591

Electrical Equipment (0.2%)
Cooper Industries Ltd., Class A	18,617	544,175
Hubbell, Inc., Class B^	14,323	468,075
Thomas & Betts Corp.*^	27,035	649,381

		1,661,631

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.^	24,340	503,838

Machinery (2.0%)
AGCO Corp.*	33,998	802,013
Crane Co.	22,695	391,262
Dover Corp.	59,526	1,959,596
Eaton Corp.	41,320	2,054,017
Flowserve Corp.^	14,516	747,574
Gardner Denver, Inc.*	24,502	571,877
IDEX Corp.^	4,200	101,430
Ingersoll-Rand Co., Ltd., Class A	118,950	2,063,782
ITT Corp.	19,991	919,386
Kennametal, Inc.	28,236	626,557
Lincoln Electric Holdings, Inc.^	6,155	313,474
Oshkosh Corp.^	10,500	93,345
Pentair, Inc.	187,192	4,430,835
Terex Corp.*^	45,199	782,847
Timken Co.	36,097	708,584
Trinity Industries, Inc.^	36,252	571,331

		17,137,910

Marine (0.0%)
Alexander & Baldwin, Inc.^	18,491	463,384

Professional Services (0.3%)
Dun & Bradstreet Corp.	7,392	570,662
Equifax, Inc.	27,782	736,779
Manpower, Inc.	33,551	1,140,399

		2,447,840

Road & Rail (0.5%)
Avis Budget Group, Inc.*^	46,800	32,760
Con-way, Inc.^	99,666	2,651,116
Hertz Global Holdings, Inc.*^	136,563	692,374
Kansas City Southern*^	7,900	150,495
Ryder System, Inc.	17,779	689,470

		4,216,215

Trading Companies & Distributors (0.1%)
GATX Corp.^	19,750	611,658
United Rentals, Inc.*^	27,175	247,836
WESCO International, Inc.*^	5,200	99,996

		959,490

Total Industrials		68,975,727

Information Technology (7.0%)
Communications Equipment (0.3%)
ADC Telecommunications, Inc.*^	53,333	291,731
Brocade Communications Systems, Inc.*^	144,654	405,031
EchoStar Corp., Class A*^	17,633	262,203
JDS Uniphase Corp.*^	299,832	1,094,387
Tellabs, Inc.*	182,682	752,650

		2,806,002

Computers & Peripherals (0.9%)
Diebold, Inc.	5,000	140,450
Lexmark International, Inc., Class A*	35,605	957,775
NCR Corp.*	7,700	108,878
NetApp, Inc.*^	119,000	1,662,430

	Number of Shares	Value (Note 1)
QLogic Corp.*	60,964	$819,356
SanDisk Corp.*^	82,949	796,310
Seagate Technology	333,824	1,478,840
Sun Microsystems, Inc.*	335,230	1,280,579
Teradata Corp.*	42,234	626,330

		7,870,948

Electronic Equipment, Instruments & Components (1.4%)
Arrow Electronics, Inc.*	300,331	5,658,236
Avnet, Inc.*	38,946	709,207
AVX Corp.^	21,000	166,740
Flextronics International Ltd.*	633,381	1,621,455
Ingram Micro, Inc., Class A*	76,304	1,021,711
Jabil Circuit, Inc.	48,472	327,186
Kingboard Laminates Holdings Ltd.	6,013,000	1,410,612
Molex, Inc.^	45,196	654,890
Tech Data Corp.*^	20,577	367,094
Vishay Intertechnology, Inc.*	83,374	285,139

		12,222,270

Internet Software & Services (0.1%)
IAC/InterActiveCorp*	36,455	573,437

IT Services (1.5%)
Affiliated Computer Services, Inc., Class A*	29,564	1,358,466
CACI International, Inc., Class A*^	116,200	5,239,458
Computer Sciences Corp.*^	69,129	2,429,193
Convergys Corp.*	55,318	354,589
DST Systems, Inc.*	3,900	148,122
Fidelity National Information Services, Inc.	68,858	1,120,320
Genpact Ltd.*	1,500	12,330
Lender Processing Services, Inc.	34,274	1,009,369
SAIC, Inc.*	76,609	1,492,343
Unisys Corp.*	74,100	62,985

		13,227,175

Office Electronics (0.4%)
Xerox Corp.	412,888	3,290,717
Zebra Technologies Corp., Class A*^	2,000	40,520

		3,331,237

Semiconductors & Semiconductor Equipment (1.2%)
Advanced Micro Devices, Inc.*^	237,716	513,467
Atmel Corp.*^	74,700	233,811
Cree, Inc.*^	23,840	378,341
Fairchild Semiconductor International, Inc.*^	56,524	276,402
Integrated Device Technology, Inc.*	42,671	239,384
International Rectifier Corp.*^	25,622	345,897
Intersil Corp., Class A	36,501	335,444
KLA-Tencor Corp.	5,000	108,950
Lam Research Corp.*^	4,900	104,272
LSI Corp.*^	69,899	229,968
Micron Technology, Inc.*^	305,859	807,468
Novellus Systems, Inc.*^	31,663	390,721
Teradyne, Inc.*	311,500	1,314,530
Varian Semiconductor Equipment Associates, Inc.*^	249,950	4,529,094

		9,807,749

Software (1.2%)
Amdocs Ltd.*	51,482	941,606
CA, Inc.	95,345	1,766,743
Cadence Design Systems, Inc.*^	115,439	422,507
Compuware Corp.*	48,984	330,642
McAfee, Inc.*^	142,385	4,922,249
Novell, Inc.*	87,727	341,258

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Synopsys, Inc.*	64,692	$1,198,096

		9,923,101

Total Information Technology		59,761,919

Materials (6.3%)
Chemicals (2.4%)
Agrium, Inc.	51,200	1,747,456
Ashland, Inc.	31,476	330,813
Cabot Corp.^	28,855	441,481
Celanese Corp., Class A	169,700	2,109,371
Chemtura Corp.	100,933	141,306
Cytec Industries, Inc.^	21,327	452,559
Eastman Chemical Co.^	34,856	1,105,284
FMC Corp.	136,443	6,103,095
Huntsman Corp.	64,763	222,785
Intrepid Potash, Inc.*^	6,900	143,313
JSR Corp.	26,900	302,752
Lubrizol Corp.^	31,219	1,136,059
Nalco Holding Co.	4,800	55,392
PPG Industries, Inc.	66,755	2,832,415
Rohm & Haas Co.	9,314	575,512
RPM International, Inc.^	58,871	782,396
Scotts Miracle-Gro Co., Class A^	4,200	124,824
Sigma-Aldrich Corp.^	27,913	1,179,045
Valhi, Inc.^	1,650	17,655
Valspar Corp.^	45,464	822,444

		20,625,957

Construction Materials (0.4%)
Eagle Materials, Inc.	2,200	40,502
Martin Marietta Materials, Inc.^	1,400	135,912
Vulcan Materials Co.^	50,047	3,482,270

		3,658,684

Containers & Packaging (2.2%)
AptarGroup, Inc.^	25,090	884,172
Ball Corp.	37,832	1,573,433
Bemis Co., Inc.	45,532	1,078,198
Greif, Inc., Class A	79,000	2,640,970
Owens-Illinois, Inc.*	180,325	4,928,282
Packaging Corp. of America^	35,646	479,795
Pactiv Corp.*	204,788	5,095,125
Sealed Air Corp.	73,240	1,094,206
Smurfit-Stone Container Corp.*^	116,006	29,582
Sonoco Products Co.	45,569	1,055,378
Temple-Inland, Inc.^	47,554	228,259

		19,087,400

Metals & Mining (0.5%)
Carpenter Technology Corp.	18,842	387,015
Century Aluminum Co.*^	8,050	80,500
Cliffs Natural Resources, Inc.	59,100	1,513,551
Commercial Metals Co.^	53,101	630,309
Reliance Steel & Aluminum Co.^	28,086	560,035
Schnitzer Steel Industries, Inc., Class A^	8,600	323,790
Steel Dynamics, Inc.^	55,407	619,450
Titanium Metals Corp.^	31,218	275,030

		4,389,680

Paper & Forest Products (0.8%)
Domtar Corp.*^	219,841	367,135
International Paper Co.	195,665	2,308,847
MeadWestvaco Corp.	78,834	882,152
Weyerhaeuser Co.^	96,986	2,968,741

		6,526,875

Total Materials		54,288,596

	Number of Shares	Value (Note 1)
Telecommunication Services (1.1%)
Diversified Telecommunication Services (0.7%)
CenturyTel, Inc.^	45,441	$1,241,903
Embarq Corp.	33,246	1,195,526
Frontier Communications Corp.^	114,491	1,000,651
Qwest Communications International, Inc.^	345,320	1,256,965
Windstream Corp.	101,958	938,014

		5,633,059

Wireless Telecommunication Services (0.4%)
Clearwire Corp., Class A*	3,300	16,269
Crown Castle International Corp.*^	103,167	1,813,676
Leap Wireless International, Inc.*	22,394	602,174
Telephone & Data Systems, Inc.^	27,173	862,743
U.S. Cellular Corp.*	4,500	194,580

		3,489,442

Total Telecommunication Services		9,122,501

Utilities (12.1%)
Electric Utilities (4.1%)
American Electric Power Co., Inc.	183,501	6,106,913
DPL, Inc.^	48,060	1,097,690
Edison International	148,931	4,783,664
Great Plains Energy, Inc.^	54,296	1,049,542
Hawaiian Electric Industries, Inc.^	40,950	906,633
Northeast Utilities	324,439	7,806,002
NV Energy, Inc.	527,568	5,217,648
Pepco Holdings, Inc.	91,535	1,625,662
Pinnacle West Capital Corp.^	45,782	1,470,976
Progress Energy, Inc.	119,424	4,759,046

		34,823,776

Gas Utilities (1.5%)
AGL Resources, Inc.^	35,073	1,099,538
Atmos Energy Corp.	41,289	978,549
Energen Corp.	26,742	784,343
National Fuel Gas Co.	37,197	1,165,382
ONEOK, Inc.	47,516	1,383,666
Questar Corp.	48,916	1,599,064
UGI Corp.	236,290	5,770,202

		12,780,744

Independent Power Producers & Energy Traders (0.4%)
Constellation Energy Group, Inc.	7,000	175,630
Dynegy, Inc., Class A*	224,929	449,858
Mirant Corp.*	25,617	483,393
NRG Energy, Inc.*	66,746	1,557,184
Reliant Energy, Inc.*	157,039	907,685

		3,573,750

Multi-Utilities (5.9%)
Alliant Energy Corp.	50,174	1,464,077
Ameren Corp.	96,179	3,198,914
CenterPoint Energy, Inc.	55,429	699,514
CMS Energy Corp.^	103,201	1,043,362
Consolidated Edison, Inc.^	124,596	4,850,522
DTE Energy Co.	74,613	2,661,446
Integrys Energy Group, Inc.^	34,738	1,493,039
MDU Resources Group, Inc.	84,238	1,817,856
NiSource, Inc.	124,953	1,370,734
NSTAR^	49,149	1,793,447
OGE Energy Corp.	42,096	1,085,235
PG&E Corp.	163,231	6,318,672
Puget Energy, Inc.	58,989	1,608,630
SCANA Corp.	53,672	1,910,723
Sempra Energy	114,406	4,877,128
TECO Energy, Inc.^	236,312	2,918,453

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Vectren Corp.^	36,760	$919,368
Wisconsin Energy Corp.^	167,794	7,043,992
Xcel Energy, Inc.	196,999	3,654,332

		50,729,444

Water Utilities (0.2%)
American Water Works Co., Inc.^	29,300	611,784
Aqua America, Inc.^	60,940	1,254,755

		1,866,539

Total Utilities		103,774,253

Total Common Stocks (88.0%) (Cost $1,312,882,684)		754,441,232

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(10.8%)
iShares Morningstar Mid Core Index Fund^	32,066	1,588,229
iShares Morningstar Mid Growth Index Fund	38,630	2,060,524
iShares Morningstar Mid Value Index Fund	247,737	12,156,455
iShares Russell Midcap Growth Index Fund	40,154	1,257,623
iShares Russell Midcap Index Fund	10,519	628,195
iShares Russell Midcap Value Index Fund	1,614,105	45,905,146
iShares S&P MidCap 400 Growth Index Fund	16,600	920,470
iShares S&P MidCap 400 Index Fund	9,455	505,464
iShares S&P MidCap 400/BARRA Value Index Fund	545,062	27,427,520

Total Investment Companies (10.8%) (Cost $161,592,060)		92,449,626

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.1%)
U.S. Treasury Bills
0.13%, 6/11/09 #(p)	$1,119,000	1,118,343

Short-Term Investments of Cash Collateral for Securities Loaned (24.1%)
Calyon/New York
0.41%, 7/2/10 (l)	9,996,736	9,582,071
CAM U.S. Finance S.A.U.
3.24%, 2/2/09 (l)	10,000,000	10,000,000
CC USA, Inc.
0.38%, 2/12/09 (l)	14,998,663	14,998,663
Citigroup Funding, Inc.
0.36%, 3/16/09 (l)	4,000,000	3,975,392
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	119,404,254	119,404,254
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	5,000,000	4,974,415
Links Finance LLC
0.37%, 6/22/09 (l)	14,998,138	14,866,649
MassMutual Global Funding II
0.40%, 3/26/10 (l)	10,000,000	9,909,500
Morgan Stanley
2.87%, 2/9/09 (l)	14,266,659	14,266,659
Wells Fargo & Co.
0.17%, 8/3/09 (l)	5,000,000	4,871,030

Total Short-Term Investments of Cash Collateral for Securities Loaned		206,848,633

	Principal Amount	Value (Note 1)
Time Deposit (1.1%)
JP Morgan Chase Nassau
0.001%, 1/2/09	$9,635,161	$9,635,161

Total Short-Term Investments (25.3%) (Cost/Amortized Cost $218,417,759)		217,602,137

Total Investments (124.1%) (Cost/Amortized Cost $1,692,892,503)		1,064,492,995
Other Assets Less Liabilities (-24.1%)		(206,971,584)

Net Assets (100%)		$857,521,411

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
#	All, or a portion of security held by broker as collateral for financial futures contracts.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% – 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000%—7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% – 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

ADR—    American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation
Purchase
S&P MidCap 400 E-Mini Index	161	March-09	$8,311,804	$8,648,920	$337,116

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$839,767,677	$224,725,318	$—	$1,064,492,995
Other Investments*	337,116	—	—	337,116

Total	$840,104,793	$224,725,318	$—	$1,064,830,111

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$495,532,586
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$709,623,876
As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$7,252,327
Aggregate gross unrealized depreciation	(657,606,297)

Net unrealized depreciation	$(650,353,970)

Federal income tax cost of investments	$1,714,846,965

At December 31, 2008, the Portfolio had loaned securities with a total value of $207,739,526. This was secured by collateral of $207,664,449 which was received as cash and subsequently invested in short-term investments currently valued at $206,848,633, as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

For the year ended December 31, 2008, the Portfolio incurred approximately $115 as brokerage commissions with BNP Paribas S.A. and $3,147 as brokerage commissions with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $146,279,123 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Principal Amount	Value (Note 1)
SHORT TERM DEBT SECURITIES:
Bank Note (1.9%)
Harris N.A.
2.85%, 1/2/09	$75,000,000	$75,000,000

Certificates of Deposit (7.2%)
Allied Irish Banks N.A.
3.02%, 1/5/09	75,000,000	75,000,000
Barclays Bank
3.01%, 1/5/09	50,000,000	50,000,000
UBS AG
3.09%, 2/27/09	40,000,000	40,000,000
UniCredito Italiano S.p.A./New York
3.20%, 1/30/09	50,000,000	50,000,000
Wilmington Trust Co.
3.21%, 2/19/09	70,000,000	70,000,937

Total Certificates of Deposit		285,000,937

Commercial Paper (7.2%)
Calyon N.A., Inc.
2.58%, 1/9/09(n)(p)	100,000,000	99,935,556
General Electric Capital Corp.
0.03%, 1/2/09(n)(p)	185,000,000	184,999,692

Total Commercial Paper		284,935,248

Government Securities (40.3%)
Federal Home Loan Bank
2.19%, 9/10/09(l)	50,000,000	50,000,000
U.S. Treasury Bills
0.74%, 1/15/09(p)	200,000,000	199,938,556
0.12%, 1/22/09(p)	50,000,000	49,996,208
0.10%, 2/19/09(p)	400,000,000	399,945,556
0.05%, 3/5/09(p)	400,000,000	399,961,500
0.04%, 3/26/09(p)	50,000,000	49,995,333
0.44%, 5/15/09(p)	150,000,000	149,754,333
0.42%, 6/4/09(p)	300,000,000	299,461,000

Total Government Securities		1,599,052,486

Time Deposits (18.6%)
Branch Banking and Trust Co.
0.01%, 1/2/09	185,000,000	185,000,000
Compass Bank
0.03%, 1/2/09	185,000,000	185,000,000
M&I Marshall and Ilsley Bank
0.02%, 1/2/09	185,000,000	185,000,000
RBS Citizens, N.A.
0.01%, 1/2/09	185,000,000	185,000,000

Total Time Deposits		740,000,000

Variable Rate Securities (2.4%)
Citigroup Funding, Inc.
1.45%, 5/8/09(l)	30,000,000	30,000,000
Intesa Sanpaolo S.p.A./New York
1.70%, 5/13/09(l)	25,000,000	25,000,000
Wachovia Bank N.A.
0.68%, 1/27/09(l)	40,000,000	40,000,000

Total Variable Rate Securities		95,000,000

Total Investments (77.6%) (Amortized Cost $3,078,988,671)		3,078,988,671
Other Assets Less Liabilities (22.4%)		887,241,407

Net Assets (100%)		$3,966,230,078

Federal Income Tax Cost of Investments		$3,078,988,671

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(p)	Yield to maturity.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$3,078,988,671	$—	$3,078,988,671
Other Investments*	—	—	—	—

Total	$—	$3,078,988,671	$—	$3,078,988,671

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

The Portfolio has a net capital loss carryforward of $68,001 which expires in the year 2009.

The Portfolio utilized net capital loss carryforward of $288 during 2008.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.7%)
Auto Components (1.7%)
Johnson Controls, Inc.	278,900	$5,064,824

Hotels, Restaurants & Leisure (4.7%)
McDonald’s Corp.	228,508	14,210,913

Textiles, Apparel & Luxury Goods (3.3%)
NIKE, Inc., Class B	197,200	10,057,200

Total Consumer Discretionary		29,332,937

Consumer Staples (26.2%)
Beverages (8.2%)
Coca-Cola Co.	302,800	13,707,756
PepsiCo, Inc.	203,140	11,125,978

		24,833,734

Food & Staples Retailing (10.3%)
Costco Wholesale Corp.	155,800	8,179,500
CVS Caremark Corp.	295,100	8,481,174
Wal-Mart Stores, Inc.	253,650	14,219,619

		30,880,293

Household Products (7.7%)
Colgate-Palmolive Co.	128,153	8,783,606
Procter & Gamble Co.	235,096	14,533,635

		23,317,241

Total Consumer Staples		79,031,268

Energy (11.5%)
Energy Equipment & Services (7.1%)
Cameron International Corp.*	282,800	5,797,400
Halliburton Co.	321,300	5,841,234
Schlumberger Ltd.	229,752	9,725,402

		21,364,036

Oil, Gas & Consumable Fuels (4.4%)
Devon Energy Corp.	90,800	5,966,468
Occidental Petroleum Corp.	124,800	7,486,752

		13,453,220

Total Energy		34,817,256

Financials (5.3%)
Capital Markets (3.3%)
Charles Schwab Corp.	614,300	9,933,231

Commercial Banks (2.0%)
Wells Fargo & Co.	202,300	5,963,804

Total Financials		15,897,035

Health Care (17.2%)
Biotechnology (4.3%)
Gilead Sciences, Inc.*	252,800	12,928,192

Health Care Equipment & Supplies (2.7%)
Stryker Corp.	199,600	7,974,020

Pharmaceuticals (10.2%)
Abbott Laboratories, Inc.	274,950	14,674,081
Allergan, Inc.	166,400	6,709,248
Schering-Plough Corp.	557,100	9,487,413

		30,870,742

Total Health Care		51,772,954

	Number of Shares	Value (Note 1)
Industrials (7.0%)
Construction & Engineering (3.9%)
Fluor Corp.	259,600	$11,648,252

Electrical Equipment (3.1%)
Emerson Electric Co.	256,500	9,390,465

Total Industrials		21,038,717

Information Technology (21.8%)
Communications Equipment (9.7%)
Juniper Networks, Inc.*	536,500	9,394,115
QUALCOMM, Inc.	398,100	14,263,923
Research In Motion Ltd.*	137,400	5,575,692

		29,233,730

Computers & Peripherals (8.2%)
Apple, Inc.*	137,400	11,727,090
Hewlett-Packard Co.	357,900	12,988,191

		24,715,281

Internet Software & Services (3.9%)
Google, Inc., Class A*	38,515	11,849,140

Total Information Technology		65,798,151

Total Common Stocks (98.7%) (Cost $370,087,003)		297,688,318

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.0%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $3,024,658)	$3,024,658	3,024,658

Total Investments (99.7%) (Cost/Amortized Cost $373,111,661)		300,712,976
Other Assets Less Liabilities (0.3%)		964,506

Net Assets (100%)		$301,677,482

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•   Level 1 - Quoted prices in active markets for identical securities

•   Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$297,688,318	$3,024,658	$—	$300,712,976
Other Investments*	—	—	—	—

Total	$297,688,318	$3,024,658	$—	$300,712,976

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$271,220,958
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$186,021,024
As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$4,202,971
Aggregate gross unrealized depreciation	(79,154,292)

Net unrealized depreciation	$(74,951,321)

Federal income tax cost of investments	$375,664,297

For the year ended December 31, 2008, the Portfolio incurred approximately $13,612 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $44,949,111 of which $2,496,503 expires in the year 2009, $31,864,645 expires in the year 2010, $10,247,355 expires in the year 2011, and $340,608 expires in the year 2012.

Included in the capital loss carryforward is $2,837,111 of losses acquired from the EQ/Enterprise Multi-Cap Growth portfolio, as a result of tax-free reorganizations during the years ended 2003 and 2005. Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of these capital losses will be available to use.

The Portfolio utilized capital loss carryforward of $3,944,557 during 2008. Included in the utilized capital loss carryforward was $2,496,503 from EQ/Enterprise Multi-Cap Growth portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.5%)
Auto Components (0.2%)
Dana Holding Corp.*	29,277	$21,665
Goodyear Tire & Rubber Co.*	186,048	1,110,707
International Automotive Components Group North America LLC (ADR)(b)*†.	1,598	1,707
International Automotive Components Group North America LLC(b)*†	92,290	37,975
Lear Corp.*	93,898	132,396

		1,304,450

Automobiles (0.6%)
Daimler AG	59,815	2,272,748
Harley-Davidson, Inc.	54,959	932,654

		3,205,402

Diversified Consumer Services (0.2%)
Hillenbrand, Inc.	60,816	1,014,411

Hotels, Restaurants & Leisure (0.0%)
GHCP Harrah’s Investment LP(b)*§†	173,925	52,178

Leisure Equipment & Products (1.9%)
Eastman Kodak Co.	383,339	2,522,371
Mattel, Inc.	534,483	8,551,728

		11,074,099

Media (6.6%)
Comcast Corp., Special Class A	898,773	14,515,183
News Corp., Class A	1,010,999	9,189,980
Time Warner, Inc.	685,694	6,898,082
Viacom, Inc., Class B*	242,695	4,625,767
Virgin Media, Inc.	484,032	2,415,320

		37,644,332

Total Consumer Discretionary		54,294,872

Consumer Staples (21.6%)
Beverages (2.7%)
Brown-Forman Corp., Class B	41,743	2,149,347
Carlsberg A/S, Class B	42,484	1,394,791
Coca-Cola Enterprises, Inc.	128,815	1,549,644
Dr. Pepper Snapple Group, Inc.*	251,022	4,079,108
Pernod-Ricard S.A.	88,806	6,585,440

		15,758,330

Food & Staples Retailing (4.1%)
Carrefour S.A.	135,909	5,219,327
CVS Caremark Corp.	412,137	11,844,817
Kroger Co.	240,946	6,363,384

		23,427,528

Food Products (4.8%)
Cadbury plc	575,353	5,036,683
Groupe Danone S.A	56,346	3,400,763
Kraft Foods, Inc., Class A	300,644	8,072,291
Nestle S.A. (Registered)	281,210	11,083,211

		27,592,948

Tobacco (10.0%)
Altria Group, Inc	351,557	5,294,448
British American Tobacco plc	534,820	13,896,418
Imperial Tobacco Group plc	449,768	12,014,707
Japan Tobacco, Inc.	1,327	4,394,232
KT&G Corp.	53,332	3,334,778
Lorillard, Inc.	23,244	1,309,799

	Number of Shares	Value (Note 1)
Philip Morris International, Inc.	73,273	$3,188,108
Reynolds American, Inc.	215,403	8,682,895
UST, Inc.	79,125	5,489,693

		57,605,078

Total Consumer Staples		124,383,884

Energy (5.3%)
Energy Equipment & Services (1.5%)
Baker Hughes, Inc.	67,137	2,153,084
Exterran Holdings, Inc.*	101,572	2,163,484
Pride International, Inc.*	84,389	1,348,536
Transocean Ltd.*	56,140	2,652,614

		8,317,718

Oil, Gas & Consumable Fuels (3.8%)
BP plc	428,249	3,281,366
Marathon Oil Corp.	208,394	5,701,660
Noble Energy, Inc.	54,194	2,667,429
Royal Dutch Shell plc, Class A	257,273	6,705,419
Total S.A.	64,906	3,538,526

		21,894,400

Total Energy		30,212,118

Financials (13.4%)
Capital Markets (0.5%)
CG Investor LLC I(b)*†	1,679,193	335,839
CG Investor LLC II(b)*†	1,576,496	315,299
CG Investor LLC III(b)*†	942,293	188,459
Goldman Sachs Group, Inc.	23,943	2,020,549

		2,860,146

Commercial Banks (1.5%)
Danske Bank A/S	104,001	1,051,580
Fifth Third Bancorp	172,684	1,426,370
Guaranty Bancorp*	91,672	183,344
Intesa Sanpaolo S.p.A.	679,566	2,447,752
U.S. Bancorp	146,872	3,673,269

		8,782,315

Diversified Financial Services (1.2%)
CIT Group, Inc.	448,847	2,037,765
JPMorgan Chase & Co.	162,449	5,122,017

		7,159,782

Insurance (8.7%)
ACE Ltd	106,702	5,646,670
Alleghany Corp.*	10,473	2,953,386
Berkshire Hathaway, Inc., Class B* .	5,965	19,171,510
Conseco, Inc.*	169,143	876,161
Old Republic International Corp.	271,126	3,231,822
Prudential Financial, Inc.	95,154	2,879,360
Travelers Cos., Inc.	62,694	2,833,769
White Mountains Insurance Group Ltd.	31,168	8,325,284
Zurich Financial Services AG (Registered)	14,849	3,223,353

		49,141,315

Real Estate Investment Trusts (REITs) (1.2%)
Alexander’s, Inc. (REIT)	14,296	3,644,050
Link REIT (REIT)	1,179,117	1,960,033
Ventas, Inc. (REIT)	44,391	1,490,206

		7,094,289

Real Estate Management & Development (0.3%)
Forestar Group, Inc.*	62,654	596,466
St. Joe Co.*	50,158	1,219,843

		1,816,309

Total Financials		76,854,156

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Health Care (3.7%)
Biotechnology (0.8%)
Genentech, Inc.*	55,477	$4,599,598

Health Care Providers & Services (0.8%)
Community Health Systems, Inc.*	120,018	1,749,862
Quest Diagnostics, Inc.	34,842	1,808,648
Tenet Healthcare Corp.*	1,106,964	1,273,009

		4,831,519

Life Sciences Tools & Services (0.2%)
MDS, Inc.*	143,183	875,684

Pharmaceuticals (1.9%)
Novartis AG (Registered)	103,438	5,182,708
Schering-Plough Corp.	53,800	916,214
Valeant Pharmaceuticals International*	136,399	3,123,537
Watson Pharmaceuticals, Inc.*	71,208	1,891,997

		11,114,456

Total Health Care		21,421,257

Industrials (8.4%)
Aerospace & Defense (1.1%)
GenCorp, Inc.*	80,417	295,935
United Technologies Corp.	110,089	5,900,770

		6,196,705

Air Freight & Logistics (1.2%)
Deutsche Post AG (Registered)	319,989	5,413,577
TNT N.V.	88,101	1,692,087

		7,105,664

Airlines (0.4%)
ACE Aviation Holdings, Inc., Class A*	94,744	518,041
Delta Air Lines, Inc.*	162,005	1,856,578

		2,374,619

Building Products (0.4%)
Owens Corning, Inc.*	148,757	2,573,496

Industrial Conglomerates (4.2%)
Keppel Corp., Ltd.	727,051	2,203,593
Koninklijke Philips Electronics N.V.	195,489	3,802,064
Orkla ASA	1,050,339	6,984,811
Siemens AG (Registered)	91,582	6,859,538
Tyco International Ltd.	168,611	3,641,998

		23,492,004

Machinery (0.5%)
Federal Signal Corp.	120,061	985,701
SKF AB, Class B	184,208	1,833,794

		2,819,495

Marine (0.6%)
A. P. Moller - Maersk A/S, Class B	654	3,504,121

Total Industrials		48,066,104

Information Technology (7.1%)
Communications Equipment (1.1%)
Motorola, Inc.	810,584	3,590,887
Telefonaktiebolaget LM Ericsson (ADR)	8,798	68,712

	Number of Shares	Value (Note 1)
Telefonaktiebolaget LM Ericsson, Class B	318,753	$2,444,679

		6,104,278

Computers & Peripherals (1.4%)
Dell, Inc.*	624,022	6,389,985
Diebold, Inc.	55,245	1,551,832

		7,941,817

Electronic Equipment, Instruments & Components (0.6%)
Tyco Electronics Ltd	220,751	3,578,374

Internet Software & Services (0.2%)
Yahoo!, Inc.*	114,759	1,400,060

IT Services (0.8%)
Alliance Data Systems Corp.*	94,487	4,396,480

Semiconductors & Semiconductor Equipment (1.2%)
LSI Corp.*	1,081,081	3,556,757
Maxim Integrated Products, Inc.	266,893	3,047,918

		6,604,675

Software (1.8%)
Microsoft Corp.	549,461	10,681,521

Total Information Technology		40,707,205

Materials (5.3%)
Chemicals (1.5%)
Koninklijke DSM N.V.	78,621	2,015,364
Linde AG	74,907	6,338,894

		8,354,258

Containers & Packaging (0.1%)
Temple-Inland, Inc	171,983	825,518

Metals & Mining (0.9%)
AK Steel Holding Corp.	89,958	838,409
ArcelorMittal (N.Y. Shares) (Registered)	87,571	2,153,370
Cliffs Natural Resources, Inc.	73,513	1,882,668

		4,874,447

Paper & Forest Products (2.8%)
Domtar Corp.*	681,891	1,138,758
International Paper Co.	430,886	5,084,455
MeadWestvaco Corp.	86,338	966,122
Mondi Ltd.	4,151	14,916
Weyerhaeuser Co.	292,846	8,964,017

		16,168,268

Total Materials		30,222,491

Telecommunication Services (3.3%)
Diversified Telecommunication Services (3.3%)
Koninklijke (Royal) KPN N.V.	318,952	4,625,079
Qwest Communications International, Inc.	2,503,875	9,114,105
Telefonica S.A.	221,414	4,963,101

Total Telecommunication Services		18,702,285

Utilities (4.6%)
Electric Utilities (3.1%)
E.ON AG	234,341	9,476,089
Entergy Corp.	37,108	3,084,788
Exelon Corp.	90,603	5,038,433

		17,599,310

Independent Power Producers & Energy Traders (0.8%)
Constellation Energy Group, Inc.	185,928	4,664,934

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Multi-Utilities (0.7%)
GDF Suez S.A.	77,077	$3,817,395

Total Utilities		26,081,639

Total Common Stocks (82.2%) (Cost $735,758,950)		470,946,011

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK:
Consumer Discretionary (0.0%)
Auto Components (0.0%)
Dana Holding Corp. 4.000%§ (Cost $248,400)	2,484	22,356

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (1.6%)
Consumer Discretionary (0.1%)
Auto Components (0.0%)
International Automotive Components Group North America LLC
Term Loan
9.000%, 12/31/49(b)	$26,900	14,654

Hotels, Restaurants & Leisure (0.0%)
Trump Entertainment Resorts, Inc.
8.500%, 6/1/15	510,000	67,575

Media (0.1%)
Charter Communications Operating LLC
Term Loan
3.413%, 3/6/14(l)	895,700	653,861

Total Consumer Discretionary		736,090

Financials (0.3%)
Capital Markets (0.1%)
CG Investor LLC I
12.000%, 7/31/12(b)†	1,473,800	294,760
CG Investor LLC II
12.000%, 7/31/12(b)†	1,473,800	294,760
CG Investor LLC III
12.000%, 7/31/12(b)†	736,900	147,380

		736,900

	Principal Amount	Value (Note 1)
Diversified Financial Services (0.0%)
Tropicana Entertainment LLC
9.625%, 12/15/14(h)	$2,014,000	$20,140

Real Estate Management & Development (0.2%)
Realogy Corp.
Term Loan
3.404%, 12/15/13(l)	442,395	242,211
4.500%, 12/15/13(l)	88,380	54,943
4.721%, 12/15/13(l)	64,008	35,044
4.725%, 12/15/13(l)	11,430	6,258
4.755%, 12/15/13(l)	9,144	5,006
4.974%, 12/15/13(l)	862,063	471,980
5.475%, 12/15/13(l)	487,579	303,112
5.710%, 12/15/13(l)	131,271	81,607
5.790%, 12/15/13(l)	22,860	12,516

		1,212,677

Total Financials		1,969,717

Industrials (0.0%)
Airlines (0.0%)
Northwest Airlines, Inc., Trade Claim Escrows
0.000%, 12/31/49(b)†	1,510,000	951

Total Industrials		951

Information Technology (0.2%)
IT Services (0.2%)
First Data Corp.
3.663%, 9/24/14(l)	1,402,200	897,071

Total Information Technology		897,071

Materials (0.1%)
Paper & Forest Products (0.1%)
Pontus I LLC
Term Loan
12.000%, 7/24/09(b)(l)†	1,004,469	256,406
12.000%, 5/27/49(b)(l)†	584,066	82,281
Pontus II Trust
Term Loan
12.000%, 6/25/09(b)(l)†	293,100	8,412

Total Materials		347,099

Utilities (0.9%)
Electric Utilities (0.9%)
Boston Generating LLC
1.413%, 12/20/13(l)	479,500	282,505
1.413%, 12/21/13(l)	138,200	81,423
Calpine Corp.
(Zero Coupon), 3/29/14	4,018,271	2,947,688
Texas Competitive Electric Holdings Co. LLC
Term Loan
5.710%, 10/10/14(l)	250,800	173,366
6.303%, 10/10/14(l)	2,655,000	1,835,268

Total Utilities		5,320,250

Total Corporate Bonds		9,271,178

Total Long-Term Debt Securities (1.6%) (Cost $16,878,688)		9,271,178

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (14.4%)
Federal Home Loan Bank
0.45%, 1/2/09 (o)(p)	$3,000,000	$2,999,925
0.12%, 1/5/09 (o)(p)	10,500,000	10,499,826
0.57%, 1/7/09 (o)(p)	3,000,000	2,999,667
0.79%, 1/12/09 (o)(p)	3,000,000	2,999,213
0.08%, 1/30/09 (o)(p)	1,500,000	1,499,900
0.59%, 2/2/09 (o)(p)	3,000,000	2,998,377
0.12%, 2/13/09 (o)(p)	1,500,000	1,499,780
0.10%, 2/20/09 (o)(p)	2,000,000	1,999,721
0.10%, 2/26/09 (o)(p)	3,000,000	2,999,540
0.07%, 3/9/09 (o)(p)	2,000,000	1,999,744
0.07%, 3/31/09 (o)(p)	5,000,000	4,999,145
0.15%, 4/9/09 (o)(p)	3,000,000	2,998,788
0.25%, 5/13/09 (o)(p)	3,000,000	2,997,270
0.25%, 5/18/09 (o)(p)	3,000,000	2,997,168
0.30%, 6/25/09 (o)(p)	5,000,000	4,992,750
0.30%, 6/26/09 (o)(p)	5,000,000	4,992,710
0.40%, 7/13/09 (o)(p)	3,000,000	2,993,601
0.50%, 8/21/09 (o)(p)	5,000,000	4,983,960
0.55%, 9/2/09 (o)(p)	3,000,000	2,988,864
0.55%, 9/14/09 (o)(p)	5,000,000	4,980,520
0.65%, 11/20/09 (o)(p)	5,000,000	4,970,930
0.70%, 12/1/09 (o)(p)	5,000,000	4,967,625

Total Government Securities		82,359,024

Time Deposit (1.7%)
JP Morgan Chase Nassau
0.001%, 1/2/09	9,662,047	9,662,047

Total Short-Term Investments (16.1%) (Cost/Amortized Cost $91,541,418)		92,021,071

Total Investments Before Options Written (99.9%) (Cost/Amortized Cost $844,427,456)		572,260,616

	Number of Contracts	Value (Note 1)
OPTIONS WRITTEN:
Call Options Written (0.0%)
Yahoo!, Inc.
January 2009 @ $12.50(d)*	(97)	(7,469)
January 2009 @ $14.00(d)*	(200)	(6,200)
January 2009 @ $15.00(d)*	(8)	(144)

Total Options Written (0.0%) (Premiums Received $49,215)		(13,813)

Total Investments after Options Written (99.9%) (Cost/Amortized Cost $844,378,241)		572,246,803
Other Assets Less Liabilities (0.1%)		841,388

Net Assets (100%)		$573,088,191

* Non-income producing. † Securities (totaling $2,016,407 or 0.4% of net assets) at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $74,534 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(b)    Illiquid Security.

(d)    Covered call option contracts written in connection with securities held.

(h)    Security in default.

(l)    Floating Rate Security. Rate disclosed is as of December 31, 2008.

(o)    Discount Note Security. Effective rate calculated as of December 31, 2008.

(p)    Yield to maturity.

Glossary:

ADR —    American Depositary Receipt

At December 31, 2008 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
British Pound vs. U.S. Dollar, expiring 1/12/09	3,675	6,193	$5,282,703	$6,193,478	$(910,775)
Canadian Dollar vs. U.S. Dollar, expiring 2/27/09	1,000	791	809,952	790,901	19,051
Canadian Dollar vs. U.S. Dollar, expiring 2/27/09	30	24	24,299	23,727	572
Canadian Dollar vs. U.S. Dollar, expiring 2/27/09	200	156	161,991	155,830	6,161
Canadian Dollar vs. U.S. Dollar, expiring 2/27/09	175	135	141,742	135,344	6,398
Danish Krone vs. U.S. Dollar, expiring 1/23/09	1,248	234	232,800	234,230	(1,430)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
Danish Krone vs. U.S. Dollar, expiring 1/23/09	1,500	280	$279,708	$280,091	$(383)
Danish Krone vs. U.S. Dollar, expiring 1/23/09	994	186	185,322	186,328	(1,006)
Danish Krone vs. U.S. Dollar, expiring 1/23/09	1,848	350	344,508	350,179	(5,671)
Danish Krone vs. U.S. Dollar, expiring 1/23/09	3,300	560	615,357	560,224	55,133
Danish Krone vs. U.S. Dollar, expiring 1/23/09	1,500	260	279,707	259,587	20,120
Danish Krone vs. U.S. Dollar, expiring 1/23/09	2,500	479	466,180	478,909	(12,729)
Danish Krone vs. U.S. Dollar, expiring 1/23/09	3,800	635	708,592	635,345	73,247
European Union vs. U.S. Dollar, expiring 5/13/09	4,000	5,052	5,539,471	5,051,600	487,871
European Union vs. U.S. Dollar, expiring 5/13/09	117	148	161,792	147,779	14,013
European Union vs. U.S. Dollar, expiring 5/13/09	715	921	989,980	920,591	69,389
Japanese Yen vs. U.S. Dollar, expiring 2/19/09	54,000	605	596,247	604,703	(8,456)
Norwegian Krone vs. U.S. Dollar, expiring 5/19/09	2,500	349	354,839	348,943	5,896
Norwegian Krone vs. U.S. Dollar, expiring 5/19/09	5,300	736	752,259	735,937	16,322
Singapore Dollar vs. U.S. Dollar, expiring 3/24/09	250	164	173,269	163,792	9,477
Singapore Dollar vs. U.S. Dollar, expiring 3/24/09	540	358	374,259	357,758	16,501
Singapore Dollar vs. U.S. Dollar, expiring 3/24/09	800	549	554,458	549,036	5,422
Swedish Krona vs. U.S. Dollar, expiring 3/16/09	3,700	517	467,456	517,338	(49,882)
Swedish Krona vs. U.S. Dollar, expiring 3/16/09	7,300	1,005	922,278	1,005,302	(83,024)
Swiss Franc vs. U.S. Dollar, expiring 2/9/09	2,000	1,770	1,879,729	1,770,068	109,661

					$(158,122)

Foreign Currency Sell Contracts
British Pound vs. U.S. Dollar, expiring 1/12/09	1,180	800	$1,179,616	$1,149,976	$29,640
British Pound vs. U.S. Dollar, expiring 1/12/09	156	105	156,462	151,400	5,062
British Pound vs. U.S. Dollar, expiring 1/12/09	181	122	180,867	175,387	5,480
British Pound vs. U.S. Dollar, expiring 1/12/09	162	111	161,712	159,697	2,015
British Pound vs. U.S. Dollar, expiring 1/12/09	293	185	293,230	266,340	26,890
British Pound vs. U.S. Dollar, expiring 1/12/09	33,011	18,963	33,011,061	27,259,358	5,751,703
British Pound vs. U.S. Dollar, expiring 1/12/09	921	600	920,556	862,482	58,074
British Pound vs. U.S. Dollar, expiring 1/12/09	1,484	1,000	1,483,700	1,437,470	46,230
Canadian Dollar vs. U.S. Dollar, expiring 2/27/09	246	300	245,862	242,986	2,876
Canadian Dollar vs. U.S. Dollar, expiring 2/27/09	1,311	1,664	1,310,586	1,348,121	(37,535)
Danish Krone vs. U.S. Dollar, expiring 1/23/09	226	1,300	225,798	242,413	(16,615)
Danish Krone vs. U.S. Dollar, expiring 1/23/09	171	1,000	171,204	186,472	(15,268)
Danish Krone vs. U.S. Dollar, expiring 1/23/09	166	972	165,585	181,266	(15,681)
Danish Krone vs. U.S. Dollar, expiring 1/23/09	498	2,519	498,259	469,685	28,574
Danish Krone vs. U.S. Dollar, expiring 1/23/09	3,949	22,387	3,948,829	4,174,562	(225,733)
European Union vs. U.S. Dollar, expiring 5/13/09	703	499	703,190	690,901	12,289
European Union vs. U.S. Dollar, expiring 5/13/09	163	116	162,558	160,152	2,406
European Union vs. U.S. Dollar, expiring 5/13/09	130	93	130,055	129,300	755
European Union vs. U.S. Dollar, expiring 5/13/09	54,298	43,335	54,298,377	60,012,826	(5,714,449)
European Union vs. U.S. Dollar, expiring 5/13/09	341	274	340,565	379,130	(38,565)
European Union vs. U.S. Dollar, expiring 5/13/09	2,381	1,835	2,380,527	2,541,232	(160,705)
Japanese Yen vs. U.S. Dollar, expiring 2/19/09	160	15,235	160,035	168,221	(8,186)
Japanese Yen vs. U.S. Dollar, expiring 2/19/09	232	22,000	232,212	242,916	(10,704)
Japanese Yen vs. U.S. Dollar, expiring 2/19/09	2,898	279,106	2,898,300	3,081,785	(183,485)
Korean Won vs. U.S. Dollar, expiring 4/6/09	2,199	2,617,700	2,198,824	2,085,014	113,810
Norwegian Krone vs. U.S. Dollar, expiring 5/19/09	170	1,218	170,131	172,900	(2,769)
Norwegian Krone vs. U.S. Dollar, expiring 5/19/09	325	2,300	325,373	326,452	(1,079)
Norwegian Krone vs. U.S. Dollar, expiring 5/19/09	340	2,400	340,387	340,646	(259)
Norwegian Krone vs. U.S. Dollar, expiring 5/19/09	5,334	37,621	5,333,699	5,339,796	(6,097)
Norwegian Krone vs. U.S. Dollar, expiring 5/19/09	500	3,500	499,893	496,775	3,118
Norwegian Krone vs. U.S. Dollar, expiring 5/19/09	392	2,800	392,432	397,420	(4,988)
Singapore Dollar vs. U.S. Dollar, expiring 3/24/09	247	370	246,844	256,437	(9,593)
Singapore Dollar vs. U.S. Dollar, expiring 3/24/09	2,035	2,856	2,035,385	1,979,170	56,215
Swedish Krona vs. U.S. Dollar, expiring 3/16/09	158	1,300	157,891	164,241	(6,350)
Swedish Krona vs. U.S. Dollar, expiring 3/16/09	346	2,800	345,662	353,750	(8,088)
Swedish Krona vs. U.S. Dollar, expiring 3/16/09	152	1,200	151,507	151,607	(100)
Swedish Krona vs. U.S. Dollar, expiring 3/16/09	4,960	33,762	4,959,760	4,265,484	694,276
Swedish Krona vs. U.S. Dollar, expiring 3/16/09	202	1,377	202,380	174,002	28,378
Swiss Franc vs. U.S. Dollar, expiring 2/9/09	169	204	168,982	191,322	(22,340)
Swiss Franc vs. U.S. Dollar, expiring 2/9/09	181	208	180,683	195,205	(14,522)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sell Contracts
Swiss Franc vs. U.S. Dollar, expiring 2/9/09	161	196	$160,735	$184,274	$(23,539)
Swiss Franc vs. U.S. Dollar, expiring 2/9/09	667	800	667,401	751,892	(84,491)
Swiss Franc vs. U.S. Dollar, expiring 2/9/09	216	229	216,348	215,447	901
Swiss Franc vs. U.S. Dollar, expiring 2/9/09	10,963	11,528	10,963,417	10,834,787	128,630
Swiss Franc vs. U.S. Dollar, expiring 2/9/09	543	600	543,233	563,919	(20,686)
Swiss Franc vs. U.S. Dollar, expiring 2/9/09	230	250	230,067	234,963	(4,896)

					$360,599

					$202,477

Options Written:

Options written through the year ended December 31, 2008 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2008	5,224	$53,759
Options Written	381	97,691
Options Terminated in Closing Purchase Transactions	(86)	(55,975)
Options Expired	(5,214)	(46,260)
Options Exercised	—	—

Options Outstanding - December 31, 2008	305	$49,215

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$308,001,617	$262,242,592	$2,016,407	$572,260,616
Other Investments*	—	7,912,556	—	7,912,556

Total	$308,001,617	$270,155,148	$2,016,407	$580,173,172

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	13,813	7,710,079	—	7,723,892

Total	$13,813	$7,710,079	$—	$7,723,892

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$6,688,095	$—
Total gains or losses (realized/unrealized) included in earnings	(5,271,028)	—
Purchases, sales, issuances, and settlements (net)	450,524	—
Transfers in and/or out of Level 3	148,816	—

Balance as of 12/31/08	$2,016,407	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at period ending 12/31/08.	$(6,948,266)	$—

* Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$463,702,317
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$265,763,059

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,285,514
Aggregate gross unrealized depreciation	(280,131,636)

Net unrealized depreciation	$(275,846,122)

Federal income tax cost of investments	$848,106,738

For the year ended December 31, 2008, the Portfolio incurred approximately $845 as brokerage commissions with Exane S.A. and $18,999 as brokerage commissions with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $59,267,368 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (0.1%)
Aristocrat Leisure Ltd	22,776	$62,932

Bermuda (0.3%)
XL Capital Ltd., Class A	71,960	266,252

Brazil (1.4%)
Cia de Bebidas das Americas (Preference) (ADR)	17,870	791,819
Empresa Brasileira de Aeronautica S.A. (ADR)	42,890	695,247

		1,487,066

Canada (1.1%)
Husky Energy, Inc	45,760	1,144,278

Finland (0.9%)
Fortum Oyj	44,510	956,048

France (5.3%)
LVMH Moet Hennessy Louis Vuitton S.A	27,290	1,833,511
NicOx S.A.*	12,164	132,837
Sanofi-Aventis S.A	16,710	1,061,318
Societe Generale S.A	12,423	629,195
Technip S.A	28,300	867,001
Total S.A	17,750	967,689

		5,491,551

Germany (7.3%)
Allianz SE (Registered)	13,571	1,455,600
Bayerische Motoren Werke (BMW) AG (Preference)	11,477	225,461
Bayerische Motoren Werke (BMW) AG	30,915	950,292
Porsche Automobil Holding SE (Preference)	6,605	514,562
SAP AG	50,835	1,821,883
Siemens AG (Registered)	35,694	2,673,499

		7,641,297

India (2.1%)
Dish TV India Ltd.*	131,200	54,413
Hindustan Unilever Ltd	48,800	251,935
ICICI Bank Ltd. (ADR)	460	8,855
Infosys Technologies Ltd	60,500	1,401,045
Wire and Wireless India Ltd.*	125,300	31,870
Zee Entertainment Enterprises Ltd	149,600	434,219

		2,182,337

Italy (1.2%)
Bulgari S.p.A	92,710	578,833
Tod’s S.p.A	14,900	627,541

		1,206,374

Japan (14.3%)
Fanuc Ltd	6,300	448,050
HOYA Corp	49,043	851,967
KDDI Corp	285	2,029,881
Keyence Corp	4,800	982,829
Kyocera Corp	7,620	549,706
Mitsubishi Electric Corp	84,000	525,647
Murata Manufacturing Co., Ltd	29,720	1,165,019
Nidec Corp	8,260	321,213
Nintendo Co., Ltd	2,340	899,016
Secom Co., Ltd	19,186	988,245
Sega Sammy Holdings, Inc	30,000	348,112
Seven & I Holdings Co., Ltd	24,813	850,087

	Number of Shares	Value (Note 1)
Shionogi & Co., Ltd	38,300	$983,734
Sony Corp	68,550	1,490,210
Sony Financial Holdings, Inc	119	456,984
Sumitomo Mitsui Financial Group, Inc.†	264	1,095,025
Toyota Motor Corp	26,249	859,204

		14,844,929

Mexico (2.9%)
Fomento Economico Mexicano S.A.B. de C.V	410,820	1,228,144
Grupo Modelo S.A.B. de C.V., Series C	182,210	578,925
Grupo Televisa S.A. (ADR)	83,430	1,246,444

		3,053,513

Netherlands (3.3%)
European Aeronautic Defence and Space Co. N.V	73,620	1,242,925
Koninklijke Philips Electronics N.V	67,440	1,311,640
TNT N.V	43,300	831,629

		3,386,194

Norway (0.6%)
Tandberg ASA	53,880	593,114

South Korea (0.5%)
SK Telecom Co., Ltd. (ADR)	29,010	527,402

Spain (1.5%)
Inditex S.A	35,260	1,558,539

Sweden (8.1%)
Assa Abloy AB, Class B	123,700	1,403,558
Hennes & Mauritz AB, Class B	46,390	1,812,738
Investor AB, Class B	74,977	1,128,291
Telefonaktiebolaget LM Ericsson, Class B	532,738	4,085,838

		8,430,425

Switzerland (4.5%)
Basilea Pharmaceutica AG (Registered)*	1,463	206,430
Credit Suisse Group AG (Registered)	52,542	1,440,136
Roche Holding AG	19,650	3,024,797

		4,671,363

Taiwan (2.1%)
MediaTek, Inc	127,538	861,547
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	168,000	1,327,200

		2,188,747

Turkey (0.3%)
Turkcell Iletisim Hizmet A/S (ADR)	24,500	357,210

United Kingdom (8.3%)
3i Group plc	53,400	210,372
BP plc (ADR)	21,130	987,616
Burberry Group plc	77,250	247,757
Cadbury plc	102,123	893,992
Diageo plc	46,756	650,401
HSBC Holdings plc	127,530	1,224,198
Prudential plc	136,350	830,127
Reckitt Benckiser Group plc	29,500	1,099,005
Royal Bank of Scotland Group plc	361,206	261,120
Tesco plc	226,445	1,179,758
Vodafone Group plc	516,490	1,039,753

		8,624,099

United States (32.4%)
3M Co	23,610	1,358,519

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares		Value (Note 1)
Acadia Pharmaceuticals, Inc.*	15,100	$	13,590
Adobe Systems, Inc.*	61,630		1,312,103
Aetna, Inc.	35,000		997,500
Aflac, Inc.	27,400		1,256,016
Altera Corp.	64,980		1,085,816
Automatic Data Processing, Inc.	44,610		1,754,957
Boeing Co.	12,040		513,747
Carnival Corp.	55,620		1,352,678
Citigroup, Inc.	31,200		209,352
CME Group, Inc.	500		104,055
Colgate-Palmolive Co.	19,300		1,322,822
Corning, Inc.	93,480		890,864
Cree, Inc.*	28,720		455,786
eBay, Inc.*	105,860		1,477,806
Emerson Electric Co.	22,780		833,976
InterMune, Inc.*	15,600		165,048
International Game Technology	23,550		280,009
Intuit, Inc.*	73,040		1,737,622
Juniper Networks, Inc.*	112,060		1,962,171
Linear Technology Corp.	25,930		573,572
Lockheed Martin Corp.	8,750		735,700
Maxim Integrated Products, Inc.	63,640		726,769
McDonald’s Corp.	26,500		1,648,035
Microsoft Corp.	92,880		1,805,587
Northrop Grumman Corp.	11,730		528,319
Raytheon Co.	20,880		1,065,715
Regeneron Pharmaceuticals, Inc.*	10,300		189,108
Seattle Genetics, Inc.*	28,900		258,366
Shuffle Master, Inc.*	29,600		146,816
Sirius XM Radio, Inc.*	660,920		79,310
SLM Corp.*	100,400		893,560
Theravance, Inc.*	25,610		317,308
Tiffany & Co.	42,920		1,014,200
Transocean Ltd.*	19,563		924,352
Wal-Mart Stores, Inc.	33,030		1,851,662
Walt Disney Co.	63,800		1,447,622
WellPoint, Inc.*	9,500		400,235

			33,690,673

Total Common Stocks (98.5%) (Cost $161,207,404)			102,364,343

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
United States (0.1%)
Theravance, Inc. 3.000%, 1/15/15 (Cost $105,000)	$105,000	$	64,312

	Number of Shares		Value (Note 1)
CONVERTIBLE PREFERRED STOCK:
United States (0.0%)
Schering-Plough Corp., 6.000% (Cost $38,832)	250		43,516

	Number of Rights		Value (Note 1)
RIGHTS:
India (0.0%)
Dish TV India Ltd., expiring 12/31/49*† (Cost $—)	150,161		$—

	Number of Rights	Value (Note 1)
Total Investments (98.6%) (Cost/Amortized Cost $161,351,236)		$102,472,171
Other Assets Less Liabilities (1.4%)		1,472,992

Net Assets (100%)		$103,945,163

*	Non-income producing.
†	Securities (totaling $1,095,025 or 1.1% of net assets) at fair value.

Glossary:

ADR—    American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$42,850,065	$58,527,081	$1,095,025	$102,472,171
Other Investments*	—	—	—	—

Total	$42,850,065	$58,527,081	$1,095,025	$102,472,171

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	1,095,025	—

Balance as of 12/31/08	$1,095,025	$—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets liabilities still held at period ending 12/31/08	$(786,658)	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$83,547,750
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$44,478,378

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$837,358
Aggregate gross unrealized depreciation	(64,073,535)

Net unrealized depreciation	$(63,236,177)

Federal income tax cost of investments	$165,708,348

For the year ended December 31, 2008, the Portfolio incurred approximately $223 as brokerage commissions with BNP Paribas S.A. and $3,199 as brokerage commissions with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $4,456,246 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.9%)
Auto Components (0.8%)
American Axle & Manufacturing Holdings, Inc.	1,800	$5,202
ArvinMeritor, Inc.	5,480	15,618
Autoliv, Inc.	2,340	50,216
BorgWarner, Inc.	1,360	29,607
Cooper Tire & Rubber Co.	3,480	21,437
Drew Industries, Inc.*	1,180	14,160
Exide Technologies, Inc.*	1,700	8,993
Goodyear Tire & Rubber Co.*	3,010	17,970
Hayes Lemmerz International, Inc.*	180	81
Johnson Controls, Inc.	1,470	26,695
Lear Corp.*	3,300	4,653
Modine Manufacturing Co.	1,030	5,016
Stoneridge, Inc.*	800	3,648
Superior Industries International, Inc.	580	6,102
Tenneco, Inc.*	5,330	15,723
TRW Automotive Holdings Corp.*	4,870	17,532
Visteon Corp.*	410	144
WABCO Holdings, Inc.	2,590	40,896

		283,693

Automobiles (0.1%)
Thor Industries, Inc.	1,610	21,220
Winnebago Industries, Inc.	1,610	9,708

		30,928

Distributors (0.0%)
Core-Mark Holding Co., Inc.*	40	861

Diversified Consumer Services (0.3%)
Brink’s Home Security Holdings, Inc.*	360	7,891
Career Education Corp.*	1,740	31,215
Pre-Paid Legal Services, Inc.*	340	12,679
Regis Corp.	860	12,496
Service Corp. International	2,240	11,133
Steiner Leisure Ltd.*	660	19,483
Stewart Enterprises, Inc., Class A	1,600	4,816
Universal Technical Institute, Inc.*	730	12,534

		112,247

Hotels, Restaurants & Leisure (1.6%)
Ameristar Casinos, Inc.	1,720	14,861
Bally Technologies, Inc.*	1,130	27,154
BJ’s Restaurants, Inc.*	470	5,062
Bob Evans Farms, Inc.	1,310	26,763
Boyd Gaming Corp.	5,060	23,934
Brinker International, Inc.	3,970	41,844
California Pizza Kitchen, Inc.*	1,220	13,078
Carnival Corp.	1,090	26,509
CEC Entertainment, Inc.*	1,230	29,828
Cheesecake Factory, Inc.*	1,600	16,160
Chipotle Mexican Grill, Inc., Class B*	36	2,063
Churchill Downs, Inc.	30	1,213
CKE Restaurants, Inc.	1,280	11,110
Cracker Barrel Old Country Store, Inc.	1,000	20,590
Denny’s Corp.*	3,580	7,124
DineEquity, Inc.	1,120	12,947
Domino’s Pizza, Inc.*	140	659
Dover Downs Gaming & Entertainment, Inc.	50	159
International Speedway Corp., Class A	530	15,227
Interval Leisure Group, Inc.*	1,324	7,136

	Number of Shares	Value (Note 1)
Isle of Capri Casinos Inc.*	330	$1,056
Jack in the Box, Inc.*	1,610	35,565
Krispy Kreme Doughnuts, Inc.*	1,640	2,755
Life Time Fitness, Inc.*	560	7,252
Marcus Corp.	240	3,895
Morgans Hotel Group Co.*	350	1,631
O’Charleys, Inc.	60	120
Orient-Express Hotels Ltd., Class A	350	2,681
Panera Bread Co., Class A*	710	37,090
Peet’s Coffee & Tea, Inc.*	80	1,860
Pinnacle Entertainment, Inc.*	2,380	18,278
Red Robin Gourmet Burgers, Inc.*	930	15,652
Ruby Tuesday, Inc.*	1,030	1,607
Shuffle Master, Inc.*	1,060	5,258
Sonic Corp.*	1,430	17,403
Speedway Motorsports, Inc.	890	14,338
Steak n Shake Co.*	450	2,678
Town Sports International Holdings, Inc.*	160	510
Vail Resorts, Inc.*	980	26,068
WMS Industries, Inc.*	1,600	43,040
Wyndham Worldwide Corp.	4,990	32,685

		574,843

Household Durables (1.0%)
American Greetings Corp., Class A	2,400	18,168
Beazer Homes USA, Inc.*	1,000	1,580
Blyth, Inc.	1,440	11,290
Brookfield Homes Corp.	260	1,123
Cavco Industries, Inc.*	10	269
Centex Corp.	3,370	35,857
Champion Enterprises, Inc.*	720	403
CSS Industries, Inc.	200	3,548
Ethan Allen Interiors, Inc.	510	7,329
Furniture Brands International, Inc.	1,310	2,895
Harman International Industries, Inc.	2,600	43,498
Helen of Troy Ltd.*	1,050	18,228
Hovnanian Enterprises, Inc., Class A*	5,390	9,271
Jarden Corp.*	490	5,635
KB Home	980	13,348
La-Z-Boy, Inc.	2,770	6,011
Lennar Corp., Class A	4,640	40,229
M.D.C. Holdings, Inc.	220	6,666
M/I Homes, Inc.	1,040	10,962
Meritage Homes Corp.*	1,780	21,663
National Presto Industries, Inc.	160	12,320
Palm Harbor Homes, Inc.*	300	1,494
Ryland Group, Inc.	180	3,180
Sealy Corp.	2,140	5,371
Snap-On, Inc.	970	38,198
Stanley Works	690	23,529
Tempur-Pedic International, Inc.	3,770	26,729

		368,794

Internet & Catalog Retail (0.6%)
1-800-FLOWERS.COM, Inc., Class A*	1,320	5,042
Blue Nile, Inc.*	360	8,816
Expedia, Inc.*	2,940	24,226
HSN, Inc.*	774	5,627
Liberty Media Corp., Interactive, Class A*	4,750	14,820
Netflix, Inc.*	1,540	46,031
NutriSystem, Inc.	1,590	23,198
Orbitz Worldwide, Inc.*	1,040	4,035

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Overstock.com, Inc.*	910	$9,810
PetMed Express, Inc.*	660	11,636
priceline.com, Inc.*	530	39,035
Shutterfly, Inc.*	380	2,656
Stamps.com, Inc.*	1,000	9,830
Ticketmaster Entertainment, Inc.*	1,044	6,702

		211,464

Leisure Equipment & Products (0.3%)
Brunswick Corp.	6,270	26,397
Callaway Golf Co.	3,020	28,056
JAKKS Pacific, Inc.*	780	16,091
Leapfrog Enterprises, Inc.*	1,690	5,915
Polaris Industries, Inc.	940	26,931
Pool Corp.	130	2,336
RC2 Corp.*	370	3,948
Steinway Musical Instruments*	190	3,327

		113,001

Media (3.0%)
Arbitron, Inc.	920	12,218
Ascent Media Corp., Class A*	210	4,586
Belo Corp., Class A	3,690	5,756
Cablevision Systems Corp. - New York Group, Class A	1,450	24,418
CBS Corp., Class B	18,020	147,584
Central European Media Enterprises Ltd., Class A*	190	4,127
Charter Communications, Inc., Class A*	3,890	318
Clear Channel Outdoor Holdings, Inc., Class A*	680	4,182
Cox Radio, Inc., Class A*	1,320	7,933
DISH Network Corp., Class A*	2,190	24,287
DreamWorks Animation SKG, Inc., Class A*	1,400	35,364
Entercom Communications Corp., Class A	340	418
Entravision Communications Corp., Class A*	320	499
EW Scripps Co., Class A	1,380	3,050
Fisher Communications, Inc.	20	413
Gannett Co., Inc.	1,880	15,040
Global Sources Ltd.*	475	2,589
Harte-Hanks, Inc.	1,090	6,801
Hearst-Argyle Television, Inc.	100	606
Journal Communications, Inc., Class A	310	759
Knology, Inc.*	610	3,148
Lamar Advertising Co., Class A*	2,780	34,917
Liberty Media Corp., Capital Series, Class A*	80	377
Liberty Media Corp., Entertainment Series, Class A*	1,000	17,480
LIN TV Corp., Class A*	410	447
McClatchy Co., Class A	1,480	1,184
McGraw-Hill Cos., Inc.	1,660	38,495
Media General, Inc., Class A	660	1,155
Mediacom Communications Corp., Class A*	2,060	8,858
Meredith Corp.	1,900	32,528
National CineMedia, Inc.	880	8,923
News Corp., Class A	12,740	115,807
RCN Corp.*	70	413
Scholastic Corp.	960	13,037
Sinclair Broadcast Group, Inc., Class A	980	3,038

	Number of Shares	Value (Note 1)
Time Warner, Inc.	34,170	$343,750
Valassis Communications, Inc.*	190	251
Viacom, Inc., Class B*	1,660	31,640
Walt Disney Co.	3,480	78,961
Warner Music Group Corp.	2,560	7,731

		1,043,088

Multiline Retail (0.5%)
Big Lots, Inc.*	3,200	46,368
Dillard’s, Inc., Class A	4,830	19,175
Dollar Tree, Inc.*	630	26,334
Fred’s, Inc., Class A	2,320	24,964
Kohl’s Corp.*	400	14,480
Macy’s, Inc.	1,580	16,353
Nordstrom, Inc.	1,410	18,767
Retail Ventures, Inc.*	30	104

		166,545

Specialty Retail (3.7%)
Abercrombie & Fitch Co., Class A	1,090	25,146
Aeropostale, Inc.*	2,700	43,470
American Eagle Outfitters, Inc.	3,440	32,198
America’s Car-Mart, Inc.*	240	3,314
AnnTaylor Stores Corp.*	4,250	24,523
Asbury Automotive Group, Inc.	1,230	5,621
AutoNation, Inc.*	4,650	45,942
Barnes & Noble, Inc.	2,100	31,500
bebe stores, Inc.	1,570	11,728
Best Buy Co., Inc.	6,030	169,503
Blockbuster, Inc., Class A*	5,790	7,295
Borders Group, Inc.*	1,780	712
Brown Shoe Co., Inc.	3,050	25,834
Buckle, Inc.	1,400	30,548
Cato Corp., Class A	1,070	16,157
Charlotte Russe Holding, Inc.*	950	6,166
Charming Shoppes, Inc.*	2,260	5,514
Chico’s FAS, Inc.*	7,210	30,138
Childrens Place Retail Stores, Inc.*	1,510	32,737
Christopher & Banks Corp.	1,330	7,448
Citi Trends, Inc.*	1,180	17,370
Coldwater Creek, Inc.*	3,960	11,286
Conn’s, Inc.*	310	2,629
Dress Barn, Inc.*	2,260	24,272
DSW, Inc., Class A*	670	8,348
Finish Line, Inc., Class A	2,880	16,128
Foot Locker, Inc.	1,910	14,019
Gap, Inc.	8,570	114,752
Genesco, Inc.*	900	15,228
Group 1 Automotive, Inc.	1,780	19,171
Guess?, Inc.	970	14,889
Gymboree Corp.*	700	18,263
Haverty Furniture Cos, Inc.	1,310	12,222
hhgregg, Inc.*	50	434
Hibbett Sports, Inc.*	660	10,369
Home Depot, Inc.	160	3,683
HOT Topic, Inc.*	2,360	21,877
J. Crew Group, Inc.*	740	9,028
Jo-Ann Stores, Inc.*	1,500	23,235
Limited Brands, Inc.	4,160	41,766
Lumber Liquidators, Inc.*	260	2,746
Men’s Wearhouse, Inc.	2,430	32,902
Monro Muffler, Inc.	120	3,060
New York & Co., Inc.*	1,070	2,482
Office Depot, Inc.*	9,910	29,532
OfficeMax, Inc.	2,250	17,190
Pacific Sunwear of California, Inc.*	4,240	6,742

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Penske Automotive Group, Inc.	1,360	$10,445
PEP Boys-Manny, Moe & Jack	2,500	10,325
RadioShack Corp.	2,210	26,387
Rent-A-Center, Inc.*	2,100	37,065
Ross Stores, Inc.	580	17,243
Sally Beauty Holdings, Inc.*	2,500	14,225
Sherwin-Williams Co.	210	12,548
Signet Jewelers Ltd.	320	2,774
Sonic Automotive, Inc., Class A	2,030	8,079
Stage Stores, Inc.	2,290	18,893
Systemax, Inc.	850	9,155
Talbots, Inc.	2,510	5,999
Tractor Supply Co.*	1,090	39,393
Tween Brands, Inc.*	1,630	7,042
Wet Seal, Inc., Class A*	2,550	7,574
Williams-Sonoma, Inc.	4,240	33,326
Zale Corp.*	2,200	7,326
Zumiez, Inc.*	840	6,258

		1,323,174

Textiles, Apparel & Luxury Goods (1.0%)
American Apparel, Inc.*	250	497
Carter’s, Inc.*	70	1,348
Coach, Inc.*	1,480	30,740
Crocs, Inc.*	2,420	3,001
FGX International Holdings Ltd.*	180	2,473
Fossil, Inc.*	1,480	24,716
Jones Apparel Group, Inc.	4,470	26,194
Kenneth Cole Productions, Inc., Class A	290	2,053
K-Swiss, Inc., Class A	310	3,534
Liz Claiborne, Inc.	7,810	20,306
Maidenform Brands, Inc.*	260	2,639
Movado Group, Inc.	160	1,502
Oxford Industries, Inc.	990	8,682
Perry Ellis International, Inc.*	700	4,438
Phillips-Van Heusen Corp.	2,190	44,085
Polo Ralph Lauren Corp.	460	20,889
Quiksilver, Inc.*	8,950	16,468
Skechers U.S.A., Inc., Class A*	330	4,231
Steven Madden Ltd.*	930	19,828
Timberland Co., Class A*	2,520	29,106
True Religion Apparel, Inc.*	550	6,842
Unifi, Inc.*	2,230	6,289
UniFirst Corp.	180	5,344
Volcom, Inc.*	180	1,962
Warnaco Group, Inc.*	1,800	35,334
Wolverine World Wide, Inc.	1,660	34,926

		357,427

Total Consumer Discretionary		4,586,065

Consumer Staples (3.3%)
Beverages (0.2%)
Coca-Cola Bottling Co. Consolidated	30	1,379
Coca-Cola Co.	1,330	60,209
PepsiCo, Inc.	420	23,003

		84,591

Food & Staples Retailing (1.3%)
Andersons, Inc.	100	1,648
Casey’s General Stores, Inc.	340	7,742
CVS Caremark Corp.	1,540	44,260
Kroger Co.	980	25,882
Nash Finch Co.	460	20,649
Pantry, Inc.*	1,290	27,670
Safeway, Inc.	9,350	222,249

	Number of Shares	Value (Note 1)
Spartan Stores, Inc.	360	$8,370
SUPERVALU, Inc.	150	2,190
Wal-Mart Stores, Inc.	1,810	101,469
Winn-Dixie Stores, Inc.*	290	4,669

		466,798

Food Products (0.2%)
B&G Foods, Inc., Class A	120	648
Bunge Ltd.	100	5,177
Darling International, Inc.*	3,400	18,666
Del Monte Foods Co.	1,510	10,782
Diamond Foods, Inc.	500	10,075
Fresh Del Monte Produce, Inc.*	120	2,690
J&J Snack Foods Corp.	40	1,435
Omega Protein Corp.*	640	2,566

		52,039

Household Products (0.6%)
Central Garden & Pet Co., Class A*	1,220	7,198
Procter & Gamble Co.	3,470	214,516
WD-40 Co.	170	4,809

		226,523

Personal Products (0.4%)
Bare Escentuals, Inc.*	2,240	11,715
Chattem, Inc.*	70	5,007
Elizabeth Arden, Inc.*	360	4,540
Herbalife Ltd.	2,550	55,284
Inter Parfums, Inc.	440	3,379
NBTY, Inc.*	1,940	30,361
Nu Skin Enterprises, Inc., Class A	530	5,528
Prestige Brands Holdings, Inc.*	1,250	13,188
Revlon, Inc., Class A*	30	200

		129,202

Tobacco (0.6%)
Philip Morris International, Inc.	3,860	167,949
Universal Corp.	890	26,584

		194,533

Total Consumer Staples		1,153,686

Energy (17.2%)
Energy Equipment & Services (3.4%)
Allis-Chalmers Energy, Inc.*	1,500	8,250
Baker Hughes, Inc.	2,150	68,951
Basic Energy Services, Inc.*	1,830	23,863
BJ Services Co.	1,770	20,656
Bronco Drilling Co., Inc.*	500	3,230
Complete Production Services, Inc.*	3,420	27,873
Dawson Geophysical Co.*	200	3,562
Diamond Offshore Drilling, Inc.	380	22,397
Dresser-Rand Group, Inc.*	2,060	35,535
Dril-Quip, Inc.*	470	9,640
ENGlobal Corp.*	840	2,730
ENSCO International, Inc.	880	24,983
Exterran Holdings, Inc.*	1,550	33,015
Global Industries Ltd.*	1,080	3,769
Gulf Island Fabrication, Inc.	830	11,960
GulfMark Offshore, Inc.*	570	13,560
Halliburton Co.	3,660	66,539
Helix Energy Solutions Group, Inc.*	1,070	7,747
Helmerich & Payne, Inc.	700	15,925
Hercules Offshore, Inc.*	1,640	7,790
Hornbeck Offshore Services, Inc.*	550	8,987
ION Geophysical Corp.*	900	3,087
Key Energy Services, Inc.*	5,740	25,313
Lufkin Industries, Inc.	100	3,450
Matrix Service Co.*	480	3,682

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Nabors Industries Ltd.*	1,650	$19,750
NATCO Group, Inc., Class A*	230	3,491
National Oilwell Varco, Inc.*	2,030	49,613
Natural Gas Services Group, Inc.*	290	2,938
Newpark Resources, Inc.*	1,760	6,512
Noble Corp.	6,930	153,084
North American Energy Partners, Inc.*	530	1,770
Oceaneering International, Inc.*	1,670	48,664
Oil States International, Inc.*	2,150	40,184
Parker Drilling Co.*	6,200	17,980
Patterson-UTI Energy, Inc.	2,430	27,969
Pioneer Drilling Co.*	730	4,066
Precision Drilling Trust	463	3,880
Pride International, Inc.*	1,160	18,537
Schlumberger Ltd.	2,190	92,703
SEACOR Holdings, Inc.*	600	39,990
Smith International, Inc.	190	4,349
Superior Energy Services, Inc.*	1,400	22,302
TETRA Technologies, Inc.*	3,470	16,864
Tidewater, Inc.	510	20,538
Transocean Ltd.*	1,210	57,173
Union Drilling, Inc.*	750	3,892
Unit Corp.*	1,270	33,934
Weatherford International Ltd.*	4,530	49,015
Willbros Group, Inc.*	810	6,861

		1,202,553

Oil, Gas & Consumable Fuels (13.8%)
Abraxas Petroleum Corp.*	610	439
Alon USA Energy, Inc.	570	5,216
Anadarko Petroleum Corp.	7,130	274,862
Apache Corp.	4,440	330,913
Arena Resources, Inc.*	290	8,146
ATP Oil & Gas Corp.*	2,560	14,976
Berry Petroleum Co., Class A	2,780	21,017
Bill Barrett Corp.*	1,480	31,272
BPZ Resources, Inc.*	100	640
Brigham Exploration Co.*	980	3,136
Callon Petroleum Co.*	730	1,898
Carrizo Oil & Gas, Inc.*	1,200	19,320
Chesapeake Energy Corp.	50	808
Chevron Corp.	7,030	520,009
Cimarex Energy Co.	760	20,353
Clayton Williams Energy, Inc.*	90	4,090
ConocoPhillips	7,290	377,622
Contango Oil & Gas Co.*	70	3,941
Crosstex Energy, Inc.	210	819
CVR Energy, Inc.*	2,190	8,760
Delek U.S. Holdings, Inc.	1,090	5,766
Delta Petroleum Corp.*	520	2,475
Denbury Resources, Inc.*	2,670	29,156
Devon Energy Corp.	1,220	80,166
DHT Maritime, Inc.	280	1,551
Enbridge Energy Management LLC*	51	1,247
Encore Acquisition Co.*	820	20,926
Energy Partners Ltd.*	1,200	1,620
Exxon Mobil Corp.	14,860	1,186,274
Foundation Coal Holdings, Inc.	2,440	34,209
Frontier Oil Corp.	3,500	44,205
Frontline Ltd.	520	15,397
Gasco Energy, Inc.*	830	324
General Maritime Corp.	709	7,655
GeoResources, Inc.*	350	3,042
Gulfport Energy Corp.*	330	1,304

	Number of Shares	Value (Note 1)
Harvest Natural Resources, Inc.*	270	$1,161
Hess Corp.	4,690	251,572
Holly Corp.	1,790	32,632
International Coal Group, Inc.*	5,750	13,225
Knightsbridge Tankers Ltd.	510	7,471
Marathon Oil Corp.	7,000	191,520
Mariner Energy, Inc.*	3,770	38,454
Massey Energy Co.	1,790	24,684
McMoRan Exploration Co.*	980	9,604
Meridian Resource Corp.*	940	536
Murphy Oil Corp.	2,890	128,172
Noble Energy, Inc.	2,910	143,230
Occidental Petroleum Corp.	5,580	334,744
Overseas Shipholding Group, Inc.	720	30,319
Patriot Coal Corp.*	1,560	9,750
PetroQuest Energy, Inc.*	2,610	17,644
Pioneer Natural Resources Co.	500	8,090
Plains Exploration & Production Co.*	1,430	33,233
Quicksilver Resources, Inc.*	2,070	11,530
Rentech, Inc.*	60	41
Rosetta Resources, Inc.*	3,080	21,806
St. Mary Land & Exploration Co.	370	7,515
Stone Energy Corp.*	2,529	27,870
Sunoco, Inc.	800	34,768
Swift Energy Co.*	1,420	23,870
Teekay Tankers Ltd., Class A	430	5,461
Tesoro Corp.	4,990	65,718
VAALCO Energy, Inc.*	410	3,050
Valero Energy Corp.	10,080	218,131
W&T Offshore, Inc.	2,260	32,363
Walter Industries, Inc.	520	9,105
Western Refining, Inc.	2,110	16,374
Westmoreland Coal Co.*	30	333
XTO Energy, Inc.	1,430	50,436

		4,887,966

Total Energy		6,090,519

Financials (10.5%)
Capital Markets (1.4%)
Affiliated Managers Group, Inc.*	210	8,803
Ameriprise Financial, Inc.	1,100	25,696
BGC Partners, Inc., Class A	460	1,270
BlackRock, Inc.	50	6,707
Cohen & Steers, Inc.	850	9,341
E*TRADE Financial Corp.*	10,840	12,466
Franklin Resources, Inc.	780	49,748
GAMCO Investors, Inc., Class A	230	6,284
GFI Group, Inc.	550	1,947
Goldman Sachs Group, Inc.	710	59,917
Investment Technology Group, Inc.*	390	8,861
Janus Capital Group, Inc.	2,230	17,907
Jefferies Group, Inc.	20	281
KBW, Inc.*	230	5,290
Knight Capital Group, Inc., Class A*	2,020	32,623
LaBranche & Co., Inc.*	3,830	18,346
Lazard Ltd., Class A	330	9,814
Legg Mason, Inc.	890	19,500
optionsXpress Holdings, Inc.	290	3,874
Penson Worldwide, Inc.*	620	4,724
Piper Jaffray Cos., Inc.*	690	27,434
Pzena Investment Management, Inc., Class A	180	760
Sanders Morris Harris Group, Inc.	120	719
SEI Investments Co.	560	8,798
Stifel Financial Corp.*	670	30,720

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
SWS Group, Inc.	1,540	$29,183
T. Rowe Price Group, Inc.	1,020	36,149
TD Ameritrade Holding Corp.*	2,700	38,475
thinkorswim Group, Inc.*	360	2,023
Thomas Weisel Partners Group, Inc.*	90	425
TradeStation Group, Inc.*	780	5,031
Waddell & Reed Financial, Inc., Class A	980	15,151

		498,267

Commercial Banks (2.2%)
1st Source Corp.	140	3,308
AMCORE Financial, Inc.	90	326
BancFirst Corp.	50	2,646
Boston Private Financial Holdings, Inc.	2,000	13,680
Capital City Bank Group, Inc.	10	272
Capitol Bancorp, Ltd.	130	1,014
Cascade Bancorp	310	2,093
Cathay General Bancorp	860	20,425
Central Pacific Financial Corp.	1,790	17,972
Chemical Financial Corp.	210	5,855
Citizens Republic Bancorp, Inc.	550	1,639
City Bank/Washington	80	416
City Holding Co.	410	14,260
CoBiz Financial, Inc.	330	3,214
Colonial BancGroup, Inc.	3,950	8,176
Columbia Banking System, Inc.	350	4,175
Community Bank System, Inc.	530	12,927
Community Trust Bancorp, Inc.	180	6,615
East West Bancorp, Inc.	2,350	37,529
First Commonwealth Financial Corp.	110	1,362
First Community Bancshares, Inc./Virginia	50	1,744
First Financial Bancorp	90	1,115
First Horizon National Corp.	4,793	50,658
First Merchants Corp.	220	4,886
First Midwest Bancorp, Inc./Illinois	590	11,782
Frontier Financial Corp.	1,250	5,450
Green Bankshares, Inc.	282	3,820
Guaranty Bancorp*	320	640
Hancock Holding Co.	80	3,637
Hanmi Financial Corp.	260	536
IBERIABANK Corp.	150	7,200
Independent Bank Corp./Massachusetts	50	1,308
International Bancshares Corp.	210	4,584
MainSource Financial Group, Inc.	410	6,355
National Penn Bancshares, Inc.	1,280	18,573
NBT Bancorp, Inc.	460	12,862
Old National Bancorp/Indiana	670	12,167
Old Second Bancorp, Inc.	20	232
Oriental Financial Group, Inc.	600	3,630
Pacific Capital Bancorp N.A.	1,840	31,059
PacWest Bancorp	1,230	33,087
Park National Corp.	110	7,893
Popular, Inc.	5,760	29,722
Provident Bankshares Corp.	2,490	24,053
Regions Financial Corp.	3,480	27,701
Republic Bancorp, Inc./Kentucky, Class A	160	4,352
S&T Bancorp, Inc.	80	2,840
Sandy Spring Bancorp, Inc.	190	4,148
Santander BanCorp	360	4,496
Simmons First National Corp., Class A	190	5,599

	Number of Shares	Value (Note 1)
South Financial Group, Inc.	3,230	$13,954
Southside Bancshares, Inc.	120	2,820
Southwest Bancorp, Inc./Oklahoma	70	907
Sterling Bancorp/New York	610	8,558
Sterling Financial Corp./Washington	990	8,712
Susquehanna Bancshares, Inc.	1,580	25,138
Tompkins Financial Corp.	180	10,431
Trico Bancshares	50	1,248
Trustmark Corp.	250	5,397
U.S. Bancorp	2,150	53,771
UCBH Holdings, Inc.	3,860	26,557
Umpqua Holdings Corp.	990	14,325
United Community Banks, Inc./Georgia	1,348	18,301
Webster Financial Corp.	1,570	21,635
Wells Fargo & Co.	1,730	51,000
WesBanco, Inc.	260	7,075
West Coast Bancorp/Oregon	80	527
Western Alliance Bancorp*	600	6,054
Whitney Holding Corp./Louisiana	150	2,399
Wintrust Financial Corp.	760	15,633

		778,475

Consumer Finance (0.5%)
Advance America Cash Advance Centers, Inc.	40	76
Advanta Corp., Class B	80	167
AmeriCredit Corp.*	2,370	18,107
Capital One Financial Corp.	390	12,437
Cash America International, Inc.	1,110	30,358
Discover Financial Services	4,990	47,555
EZCORP, Inc., Class A*	790	12,016
First Cash Financial Services, Inc.*	1,000	19,060
First Marblehead Corp.*	370	477
Nelnet, Inc., Class A	960	13,757
Student Loan Corp.	80	3,280
World Acceptance Corp.*	360	7,114

		164,404

Diversified Financial Services (1.2%)
Asset Acceptance Capital Corp.*	160	818
Bank of America Corp.	8,850	124,608
CIT Group, Inc.	7,550	34,277
Encore Capital Group, Inc.*	330	2,376
Financial Federal Corp.	1,000	23,270
Interactive Brokers Group, Inc., Class A*	1,460	26,119
JPMorgan Chase & Co.	4,160	131,165
Life Partners Holdings, Inc.	40	1,745
MarketAxess Holdings, Inc.*	330	2,693
NewStar Financial, Inc.*	90	359
NYSE Euronext, Inc.	1,550	42,439
PHH Corp.*	2,200	28,006
PICO Holdings, Inc.*	50	1,329

		419,204

Insurance (4.3%)
Allied World Assurance Co. Holdings Ltd./Bermuda	860	34,916
Allstate Corp.	390	12,776
American Equity Investment Life Holding Co.	1,780	12,460
American Financial Group, Inc./Ohio	1,510	34,549
American National Insurance Co.	20	1,475
American Physicians Capital, Inc.	250	12,025
Amerisafe, Inc.*	710	14,576
Amtrust Financial Services, Inc.	480	5,568

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Arch Capital Group Ltd.*	170	$11,917
Aspen Insurance Holdings Ltd.	1,680	40,740
Assured Guaranty Ltd.	1,510	17,214
Axis Capital Holdings Ltd.	1,310	38,147
Berkshire Hathaway, Inc., Class B*	44	141,416
Brown & Brown, Inc.	1,700	35,530
Chubb Corp.	1,020	52,020
Cincinnati Financial Corp.	580	16,861
Citizens, Inc./Texas*	340	3,298
CNA Financial Corp.	2,090	34,360
CNA Surety Corp.*	560	10,752
Conseco, Inc.*	7,720	39,990
Delphi Financial Group, Inc., Class A	1,480	27,291
EMC Insurance Group, Inc.	30	769
Employers Holdings, Inc.	1,550	25,575
Endurance Specialty Holdings Ltd.	810	24,729
FBL Financial Group, Inc., Class A	130	2,008
Fidelity National Financial, Inc., Class A	1,310	23,252
First American Corp.	240	6,934
First Mercury Financial Corp.*	150	2,139
FPIC Insurance Group, Inc.*	300	13,134
Genworth Financial, Inc., Class A	4,260	12,056
Hanover Insurance Group, Inc.	370	15,899
Harleysville Group, Inc.	530	18,407
Hartford Financial Services Group, Inc.	530	8,703
HCC Insurance Holdings, Inc.	690	18,458
Hilltop Holdings, Inc.*	70	682
Horace Mann Educators Corp.	2,120	19,483
Infinity Property & Casualty Corp.	580	27,103
IPC Holdings Ltd.	1,320	39,468
Lincoln National Corp.	1,070	20,159
Loews Corp.	3,162	89,326
Maiden Holdings Ltd.	50	156
Max Capital Group Ltd.	1,920	33,984
Meadowbrook Insurance Group, Inc.	530	3,413
Montpelier Reinsurance Holdings Ltd.	320	5,373
National Interstate Corp.	10	179
Nationwide Financial Services, Inc., Class A	580	30,282
Navigators Group, Inc.*	70	3,844
Odyssey Reinsurance Holdings Corp.	530	27,459
Old Republic International Corp.	710	8,463
OneBeacon Insurance Group Ltd.	670	6,995
PartnerReinsurance Ltd.	230	16,392
Phoenix Cos., Inc.	1,830	5,984
Platinum Underwriters Holdings Ltd.	1,220	44,018
PMA Capital Corp., Class A*	330	2,336
Presidential Life Corp.	110	1,088
ProAssurance Corp.*	390	20,584
Protective Life Corp.	3,090	44,342
Prudential Financial, Inc.	1,890	57,191
RLI Corp.	300	18,348
Safety Insurance Group, Inc.	480	18,269
Selective Insurance Group, Inc.	1,130	25,911
StanCorp Financial Group, Inc.	730	30,492
State Auto Financial Corp.	220	6,613
Stewart Information Services Corp.	170	3,993
Transatlantic Holdings, Inc.	410	16,425
Travelers Cos., Inc.	400	18,080
United America Indemnity Ltd., Class A*	200	2,562
United Fire & Casualty Co.	320	9,942
Unitrin, Inc.	1,620	25,823

	Number of Shares	Value (Note 1)
Unum Group	1,300	$24,180
W.R. Berkley Corp.	1,340	41,540
XL Capital Ltd., Class A	1,280	4,736
Zenith National Insurance Corp.	540	17,048

		1,542,210

Real Estate Investment Trusts (REITs) (0.3%)
Alexandria Real Estate Equities, Inc. (REIT)	130	7,844
Apartment Investment & Management Co. (REIT), Class A	100	1,155
BioMed Realty Trust, Inc. (REIT)	610	7,149
Boston Properties, Inc. (REIT)	60	3,300
BRE Properties, Inc. (REIT)	60	1,679
CapitalSource, Inc. (REIT)	270	1,247
Corporate Office Properties Trust SBI/Maryland (REIT)	60	1,842
Developers Diversified Realty Corp. (REIT)	180	878
Digital Realty Trust, Inc. (REIT)	90	2,956
Duke Realty Corp. (REIT)	130	1,425
Entertainment Properties Trust (REIT)	50	1,490
Equity Residential (REIT)	100	2,982
Federal Realty Investment Trust (REIT)	60	3,725
HCP, Inc. (REIT)	100	2,777
Health Care REIT, Inc. (REIT)	90	3,798
Highwoods Properties, Inc. (REIT)	180	4,925
Home Properties, Inc. (REIT)	50	2,030
Kimco Realty Corp. (REIT)	170	3,108
Liberty Property Trust (REIT)	160	3,653
Macerich Co. (REIT)	100	1,816
Mack-Cali Realty Corp. (REIT)	80	1,960
National Health Investors, Inc. (REIT)	100	2,743
National Retail Properties,Inc. (REIT)	390	6,704
Nationwide Health Properties, Inc. (REIT)	100	2,872
Omega Healthcare Investors, Inc. (REIT)	240	3,833
Plum Creek Timber Co., Inc. (REIT)	100	3,474
Potlatch Corp. (REIT)	140	3,641
ProLogis (REIT)	360	5,000
Regency Centers Corp. (REIT)	100	4,670
Senior Housing Properties Trust (REIT)	290	5,197
Simon Property Group, Inc. (REIT)	50	2,657
SL Green Realty Corp. (REIT)	290	7,511
Tanger Factory Outlet Centers (REIT)	50	1,881
Taubman Centers, Inc. (REIT)	60	1,528
UDR, Inc. (REIT)	190	2,620
Ventas, Inc. (REIT)	100	3,357
Vornado Realty Trust (REIT)	50	3,018
Washington Real Estate Investment Trust (REIT)	70	1,981
Weingarten Realty Investors (REIT)	90	1,862

		126,288

Real Estate Management & Development (0.2%)
Avatar Holdings, Inc.*	90	2,387
CB Richard Ellis Group, Inc., Class A*	1,620	6,998
Consolidated-Tomoka Land Co.	10	382

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Forest City Enterprises, Inc., Class A	2,450	$16,415
Forestar Group, Inc.*	50	476
Jones Lang LaSalle, Inc.	1,250	34,625

		61,283

Thrifts & Mortgage Finance (0.4%)
Anchor Bancorp Wisconsin, Inc.	140	386
Bank Mutual Corp.	1,000	11,540
BankFinancial Corp.	30	306
Brookline Bancorp, Inc.	30	319
Corus Bankshares, Inc.	100	111
Danvers Bancorp, Inc.	50	668
Dime Community Bancshares, Inc.	970	12,901
Doral Financial Corp.*	20	150
First Place Financial Corp./Ohio	260	996
Flagstar Bancorp, Inc.*	150	107
Flushing Financial Corp.	580	6,937
MGIC Investment Corp.	9,050	31,494
OceanFirst Financial Corp.	200	3,320
Ocwen Financial Corp.*	1,500	13,770
PMI Group, Inc.	6,640	12,948
Provident Financial Services, Inc.	670	10,251
Provident New York Bancorp	360	4,464
Radian Group, Inc.	4,580	16,854
Tree.com, Inc.*	100	260
TrustCo Bank Corp./New York	390	3,709

		131,491

Total Financials		3,721,622

Health Care (7.0%)
Biotechnology (0.7%)
Allos Therapeutics, Inc.*	300	1,836
Amgen, Inc.*	2,000	115,500
Array BioPharma, Inc.*	60	243
Celldex Therapeutics, Inc.*	50	396
Cubist Pharmaceuticals, Inc.*	620	14,979
CV Therapeutics, Inc.*	500	4,605
Dendreon Corp.*	910	4,168
Emergent Biosolutions, Inc.*	590	15,405
Enzon Pharmaceuticals, Inc.*	1,460	8,512
Facet Biotech Corp.*	860	8,247
Geron Corp.*	560	2,615
GTx, Inc.*	280	4,715
Human Genome Sciences, Inc.*	3,390	7,187
Incyte Corp.*	1,450	5,496
Indevus Pharmaceuticals, Inc.*	650	2,041
Ligand Pharmaceuticals, Inc., Class B*	180	493
MannKind Corp.*	560	1,921
Martek Biosciences Corp.*	460	13,943
Momenta Pharmaceuticals, Inc.*	660	7,656
Nabi Biopharmaceuticals*	110	368
NPS Pharmaceuticals, Inc.*	560	3,478
PDL BioPharma, Inc.	4,190	25,894
Progenics Pharmaceuticals, Inc.*	450	4,640
Savient Pharmaceuticals, Inc.*	770	4,458
Seattle Genetics, Inc.*	10	89

		258,885

Health Care Equipment & Supplies (0.6%)
Advanced Medical Optics, Inc.*	2,040	13,484
Align Technology, Inc.*	1,930	16,887
Analogic Corp.	320	8,730
AngioDynamics, Inc.*	180	2,464
Cardiac Science Corp.*	40	300
CONMED Corp.*	280	6,703
CryoLife, Inc.*	560	5,438

	Number of Shares	Value (Note 1)
Cyberonics, Inc.*	730	$12,096
Datascope Corp.	220	11,493
Exactech, Inc.*	310	5,220
Greatbatch, Inc.*	250	6,615
Invacare Corp.	220	3,414
Inverness Medical Innovations, Inc.*	400	7,564
IRIS International, Inc.*	80	1,115
Kensey Nash Corp.*	470	9,123
Medtronic, Inc.	290	9,112
Merit Medical Systems, Inc.*	700	12,551
Natus Medical, Inc.*	450	5,828
Orthofix International N.V.*	200	3,066
Palomar Medical Technologies, Inc.*	400	4,612
Quidel Corp.*	670	8,757
Sirona Dental Systems, Inc.*	410	4,305
Somanetics Corp.*	650	10,731
SonoSite, Inc.*	160	3,053
Stereotaxis, Inc.*	110	484
STERIS Corp.	180	4,300
Symmetry Medical, Inc.*	180	1,435
Synovis Life Technologies, Inc.*	230	4,310
Vnus Medical Technologies, Inc.*	360	5,839
Zimmer Holdings, Inc.*	780	31,528
Zoll Medical Corp.*	420	7,934

		228,491

Health Care Providers & Services (3.0%)
Aetna, Inc.	8,120	231,420
Alliance Imaging, Inc.*	570	4,543
Almost Family, Inc.*	110	4,948
AMERIGROUP Corp.*	1,700	50,184
AMN Healthcare Services, Inc.*	660	5,584
Assisted Living Concepts, Inc., Class A*	130	540
Brookdale Senior Living, Inc.	1,670	9,319
Cardinal Health, Inc.	190	6,549
Catalyst Health Solutions, Inc.*	730	17,776
Centene Corp.*	2,020	39,814
Chemed Corp.	690	27,441
CIGNA Corp.	1,880	31,678
Community Health Systems, Inc.*	490	7,144
Corvel Corp.*	130	2,857
Coventry Health Care, Inc.*	890	13,243
Cross Country Healthcare, Inc.*	370	3,252
Ensign Group, Inc.	180	3,013
Gentiva Health Services, Inc.*	320	9,363
Hanger Orthopedic Group, Inc.*	860	12,479
Health Management Associates, Inc., Class A*	4,430	7,930
Health Net, Inc.*	3,700	40,293
Healthspring, Inc.*	1,640	32,751
Healthways, Inc.*	1,240	14,235
inVentiv Health, Inc.*	920	10,617
Kindred Healthcare, Inc.*	1,630	21,223
Landauer, Inc.	210	15,393
LifePoint Hospitals, Inc.*	1,670	38,143
Lincare Holdings, Inc.*	580	15,619
MedCath Corp.*	360	3,758
Molina Healthcare, Inc.*	830	14,616
National Healthcare Corp.	10	507
Odyssey HealthCare, Inc.*	760	7,030
Omnicare, Inc.	180	4,997
Owens & Minor, Inc.	100	3,765
Pediatrix Medical Group, Inc.*	330	10,461
PharMerica Corp.*	1,070	16,767

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
RehabCare Group, Inc.*	1,020	$15,463
Res-Care, Inc.*	230	3,455
Skilled Healthcare Group, Inc., Class A*	110	928
Universal American Financial Corp.*	980	8,644
Universal Health Services, Inc., Class B	160	6,011
WellCare Health Plans, Inc.*	1,340	17,232
WellPoint, Inc.*	6,270	264,155

		1,055,140

Health Care Technology (0.1%)
Allscripts-Misys Healthcare Solutions, Inc.	520	5,158
Computer Programs & Systems, Inc.	340	9,112
IMS Health, Inc.	270	4,093
Omnicell, Inc.*	970	11,844

		30,207

Life Sciences Tools & Services (0.2%)
Albany Molecular Research, Inc.*	600	5,844
eResearchTechnology, Inc.*	850	5,635
Life Sciences Research, Inc.*	140	1,316
Life Technologies Corp.*	891	20,769
Luminex Corp.*	180	3,845
Medivation, Inc.*	80	1,166
Nektar Therapeutics*	540	3,002
Varian, Inc.*	360	12,064

		53,641

Pharmaceuticals (2.4%)
Abbott Laboratories, Inc.	420	22,415
BioMimetic Therapeutics, Inc.*	50	461
Eli Lilly & Co.	2,530	101,883
Endo Pharmaceuticals Holdings, Inc.*	1,540	39,855
Forest Laboratories, Inc.*	1,380	35,149
Johnson & Johnson	5,150	308,125
King Pharmaceuticals, Inc.*	4,940	52,463
KV Pharmaceutical Co., Class A*	370	1,066
Medicis Pharmaceutical Corp., Class A	2,690	37,391
Noven Pharmaceuticals, Inc.*	880	9,680
Pain Therapeutics, Inc.*	350	2,072
Pfizer, Inc.	12,380	219,250
Pozen, Inc.*	210	1,058
Salix Pharmaceuticals Ltd.*	360	3,179
Sepracor, Inc.*	480	5,270
Vivus, Inc.*	210	1,117
Watson Pharmaceuticals, Inc.*	1,070	28,430

		868,864

Total Health Care		2,495,228

Industrials (16.3%)
Aerospace & Defense (2.8%)
Aerovironment, Inc.*	180	6,626
American Science & Engineering, Inc.	80	5,917
Argon ST, Inc.*	180	3,395
Axsys Technologies, Inc.*	190	10,423
BE Aerospace, Inc.*	2,820	21,686
Boeing Co.	3,450	147,211
Ceradyne, Inc.*	1,440	29,246
Cubic Corp.	1,130	30,736
Ducommun, Inc.	780	13,026
DynCorp International, Inc., Class A*	60	910
Esterline Technologies Corp.*	1,110	42,058
GenCorp, Inc.*	1,700	6,256
General Dynamics Corp.	1,620	93,296
Goodrich Corp.	800	29,616

	Number of Shares	Value (Note 1)
Herley Industries, Inc.*	110	$1,351
Honeywell International, Inc.	1,260	41,366
L-3 Communications Holdings, Inc.	810	59,762
Ladish Co., Inc.*	320	4,432
Lockheed Martin Corp.	210	17,657
Northrop Grumman Corp.	4,590	206,734
Precision Castparts Corp.	760	45,205
Raytheon Co.	1,140	58,186
Stanley, Inc.*	60	2,173
Taser International, Inc.*	1,580	8,342
Triumph Group, Inc.	590	25,051
United Technologies Corp.	1,750	93,800

		1,004,461

Air Freight & Logistics (0.1%)
Atlas Air Worldwide Holdings, Inc.*	490	9,261
Hub Group, Inc., Class A*	490	13,000
Pacer International, Inc.	1,950	20,338

		42,599

Airlines (0.5%)
AirTran Holdings, Inc.*	4,810	21,356
Continental Airlines, Inc., Class B*	1,610	29,077
Hawaiian Holdings, Inc.*	1,400	8,932
Republic Airways Holdings, Inc.*	1,510	16,112
SkyWest, Inc.	1,520	28,272
U.S. Airways Group, Inc.*	4,950	38,263
UAL Corp.	2,990	32,950

		174,962

Building Products (0.7%)
AAON, Inc.	790	16,495
American Woodmark Corp.	270	4,922
Ameron International Corp.	490	30,831
Apogee Enterprises, Inc.	1,080	11,189
Armstrong World Industries, Inc.	1,320	28,538
Gibraltar Industries, Inc.	1,610	19,224
Griffon Corp.*	2,075	19,360
Insteel Industries, Inc.	1,520	17,161
Lennox International, Inc.	840	27,124
NCI Building Systems, Inc.*	980	15,974
Owens Corning, Inc.*	700	12,110
Quanex Building Products Corp.	1,420	13,305
Trex Co., Inc.*	1,200	19,752
Universal Forest Products, Inc.	920	24,757

		260,742

Commercial Services & Supplies (1.3%)
ACCO Brands Corp.*	1,260	4,347
American Ecology Corp.	440	8,901
American Reprographics Co.*	1,500	10,350
Amrep Corp.*	60	1,877
ATC Technology Corp.*	480	7,022
Bowne & Co., Inc.	370	2,175
Brink’s Co.	710	19,085
Casella Waste Systems, Inc., Class A*	290	1,183
Cenveo, Inc.*	1,780	7,921
Clean Harbors, Inc.*	110	6,978
Comfort Systems USA, Inc.	1,390	14,817
Consolidated Graphics, Inc.*	480	10,867
Copart, Inc.*	440	11,964
Cornell Cos., Inc.*	340	6,321
Courier Corp.	80	1,432
Deluxe Corp.	2,410	36,054
EnergySolutions, Inc.	2,920	16,498
G&K Services, Inc., Class A	470	9,503
Herman Miller, Inc.	2,300	29,969
HNI Corp.	2,010	31,838

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Interface, Inc., Class A	3,180	$14,755
Kimball International, Inc., Class B	90	775
Knoll, Inc.	1,340	12,087
M&F Worldwide Corp.*	160	2,472
McGrath RentCorp	80	1,709
Mine Safety Appliances Co.	100	2,391
Pitney Bowes, Inc.	1,240	31,595
PRG-Schultz International, Inc.*	20	82
R.R. Donnelley & Sons Co.	2,750	37,345
Schawk, Inc.	660	7,564
Standard Register Co.	1,120	10,002
Steelcase, Inc., Class A	4,400	24,728
Sykes Enterprises, Inc.*	490	9,369
Team, Inc.*	370	10,249
United Stationers, Inc.*	630	21,099
Viad Corp.	780	19,297
Waste Services, Inc.*	380	2,500

		447,121

Construction & Engineering (1.1%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	2,230	22,412
Dycom Industries, Inc.*	2,760	22,687
EMCOR Group, Inc.*	2,270	50,916
Fluor Corp.	1,920	86,150
Furmanite Corp.*	60	324
Granite Construction, Inc.	730	32,069
Insituform Technologies, Inc., Class A*	620	12,208
Integrated Electrical Services, Inc.*	240	2,102
KBR, Inc.	1,370	20,824
MasTec, Inc.*	2,080	24,086
Michael Baker Corp.*	500	18,455
Northwest Pipe Co.*	210	8,948
Orion Marine Group, Inc.*	30	290
Perini Corp.*	2,000	46,760
Pike Electric Corp.*	1,010	12,423
Shaw Group, Inc.*	1,640	33,571

		394,225

Electrical Equipment (1.1%)
A.O. Smith Corp.	830	24,502
Acuity Brands, Inc.	1,510	52,714
AZZ, Inc.*	410	10,291
Baldor Electric Co.	2,260	40,341
Belden, Inc.	2,070	43,222
Brady Corp., Class A	100	2,395
C&D Technologies, Inc.*	450	1,408
Cooper Industries Ltd., Class A	550	16,076
Emerson Electric Co.	1,530	56,013
Encore Wire Corp.	1,220	23,131
EnerSys*	370	4,070
FuelCell Energy, Inc.*	430	1,668
GrafTech International Ltd.*	5,480	45,594
Hubbell, Inc., Class B	560	18,301
LSI Industries, Inc.	250	1,717
Plug Power, Inc.*	80	82
Powell Industries, Inc.*	240	6,965
Rockwell Automation, Inc.	900	29,016
Vicor Corp.	280	1,851
Woodward Governor Co.	1,100	25,322

		404,679

Industrial Conglomerates (1.2%)
3M Co.	1,230	70,774
General Electric Co.	18,230	295,326
McDermott International, Inc.*	390	3,853

	Number of Shares	Value (Note 1)
Raven Industries, Inc.	410	$9,881
Standex International Corp.	420	8,333
Tredegar Corp.	1,170	21,271

		409,438

Machinery (4.8%)
3D Systems Corp.*	20	159
Actuant Corp., Class A	2,000	38,040
AGCO Corp.*	120	2,831
Albany International Corp., Class A	130	1,669
Altra Holdings, Inc.*	580	4,588
American Railcar Industries, Inc.	70	737
Ampco-Pittsburgh Corp.	600	13,020
Badger Meter, Inc.	370	10,737
Barnes Group, Inc.	350	5,075
Blount International, Inc.*	1,450	13,746
Briggs & Stratton Corp.	1,200	21,108
Bucyrus International, Inc.	1,050	19,446
Cascade Corp.	160	4,778
Caterpillar, Inc.	3,520	157,238
Chart Industries, Inc.*	1,770	18,815
CIRCOR International, Inc.	1,000	27,500
Colfax Corp.*	410	4,260
Columbus McKinnon Corp.*	960	13,104
Commercial Vehicle Group, Inc.*	170	158
Crane Co.	2,410	41,548
Cummins, Inc.	4,630	123,760
Deere & Co.	80	3,066
Dover Corp.	2,020	66,498
Dynamic Materials Corp.	260	5,021
EnPro Industries, Inc.*	1,100	23,694
Federal Signal Corp.	2,450	20,114
Flowserve Corp.	100	5,150
Gardner Denver, Inc.*	1,900	44,346
Gorman-Rupp Co.	440	13,693
Graco, Inc.	1,850	43,900
Graham Corp.	210	2,272
Greenbrier Cos., Inc.	110	756
Harsco Corp.	940	26,019
IDEX Corp.	1,300	31,395
Illinois Tool Works, Inc.	1,970	69,049
Ingersoll-Rand Co., Ltd., Class A	4,990	86,577
John Bean Technologies Corp.	583	4,763
Joy Global, Inc.	840	19,228
Kadant, Inc.*	400	5,392
Kennametal, Inc.	2,520	55,919
K-Tron International, Inc.*	10	799
L.B. Foster Co., Class A*	340	10,635
Lincoln Electric Holdings, Inc.	850	43,291
Lydall, Inc.*	480	2,760
Manitowoc Co., Inc.	4,440	38,450
Met-Pro Corp.	100	1,332
Mueller Industries, Inc.	1,240	31,099
Mueller Water Products, Inc., Class A	2,740	23,016
NACCO Industries, Inc., Class A	110	4,115
Navistar International Corp.*	510	10,904
NN, Inc.	380	870
Nordson Corp.	570	18,405
Oshkosh Corp.	3,960	35,204
Parker Hannifin Corp.	4,850	206,319
Robbins & Myers, Inc.	1,540	24,902
Sauer-Danfoss, Inc.	840	7,350
Sun Hydraulics Corp.	500	9,420
Tecumseh Products Co., Class A*	660	6,323
Terex Corp.*	1,840	31,869

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Thermadyne Holdings Corp.*	160	$1,099
Timken Co.	2,900	56,927
Titan International, Inc.	2,600	21,450
Toro Co.	1,330	43,890
Trimas Corp.*	10	14
Trinity Industries, Inc.	1,470	23,167
Twin Disc, Inc.	40	276
Wabash National Corp.	1,130	5,085
Watts Water Technologies, Inc., Class A	100	2,497
Xerium Technologies, Inc.*	1,400	924

		1,711,561

Marine (0.2%)
Alexander & Baldwin, Inc.	230	5,764
American Commercial Lines, Inc.*	1,870	9,163
Excel Maritime Carriers Ltd.	160	1,126
Genco Shipping & Trading Ltd.	1,590	23,532
Horizon Lines, Inc., Class A	300	1,047
Kirby Corp.*	280	7,661
Star Bulk Carriers Corp.	1,119	2,876
TBS International Ltd., Class A*	1,490	14,945
Ultrapetrol Bahamas Ltd.*	50	159

		66,273

Professional Services (1.5%)
Administaff, Inc.	1,290	27,967
Advisory Board Co.*	130	2,899
CBIZ, Inc.*	1,200	10,380
CDI Corp.	1,450	18,763
Corporate Executive Board Co.	990	21,839
CoStar Group, Inc.*	730	24,046
CRA International, Inc.*	590	15,889
Equifax, Inc.	940	24,929
Exponent, Inc.*	400	12,032
First Advantage Corp., Class A*	250	3,538
Heidrick & Struggles International, Inc.	1,050	22,617
Hill International, Inc.*	800	5,632
Hudson Highland Group, Inc.*	300	1,005
ICF International, Inc.*	140	3,440
Kelly Services, Inc., Class A	900	11,709
Kforce, Inc.*	690	5,299
Korn/Ferry International*	2,650	30,263
Manpower, Inc.	1,320	44,867
Monster Worldwide, Inc.*	3,620	43,766
MPS Group, Inc.*	5,120	38,554
On Assignment, Inc.*	980	5,557
Resources Connection, Inc.*	1,900	31,122
Robert Half International, Inc.	2,020	42,056
School Specialty, Inc.*	420	8,030
Spherion Corp.*	980	2,166
TrueBlue, Inc.*	2,930	28,040
Watson Wyatt Worldwide, Inc., Class A	570	27,257

		513,662

Road & Rail (0.4%)
Amerco, Inc.*	40	1,381
Arkansas Best Corp.	1,180	35,530
Avis Budget Group, Inc.*	3,250	2,275
Celadon Group, Inc.*	370	3,156
CSX Corp.	260	8,442
Hertz Global Holdings, Inc.*	5,890	29,862
Marten Transport Ltd.*	990	18,770
Old Dominion Freight Line, Inc.*	50	1,423
Werner Enterprises, Inc.	1,990	34,507

	Number of Shares	Value (Note 1)
YRC Worldwide, Inc.*	2,910	$8,352

		143,698

Trading Companies & Distributors (0.6%)
Applied Industrial Technologies, Inc.	1,340	25,353
Beacon Roofing Supply, Inc.*	1,000	13,880
BlueLinx Holdings, Inc.*	120	227
DXP Enterprises, Inc.*	260	3,799
GATX Corp.	1,160	35,925
H&E Equipment Services, Inc.*	660	5,089
Houston Wire & Cable Co.	910	8,472
Interline Brands, Inc.*	160	1,701
MSC Industrial Direct Co., Class A	710	26,149
RSC Holdings, Inc.*	910	7,753
Rush Enterprises, Inc., Class A*	1,420	12,169
TAL International Group, Inc.	70	987
Textainer Group Holdings Ltd.	320	3,392
United Rentals, Inc.*	3,502	31,938
Watsco, Inc.	180	6,912
WESCO International, Inc.*	2,140	41,152

		224,898

Transportation Infrastructure (0.0%)
CAI International, Inc.*	390	1,236

Total Industrials		5,799,555

Information Technology (22.9%)
Communications Equipment (3.1%)
3Com Corp.*	11,280	25,718
Acme Packet, Inc.*	670	3,524
ADTRAN, Inc.	1,260	18,749
Avanex Corp.*	145	152
Avocent Corp.*	2,070	37,074
BigBand Networks, Inc.*	720	3,974
Black Box Corp.	210	5,485
Brocade Communications Systems, Inc.*	13,620	38,136
Ciena Corp.*	3,470	23,249
Cisco Systems, Inc.*	23,870	389,081
CommScope, Inc.*	2,870	44,600
Comtech Telecommunications Corp.*	80	3,666
Corning, Inc.	2,730	26,017
Digi International, Inc.*	550	4,461
EchoStar Corp., Class A*	1,022	15,197
Emulex Corp.*	4,510	31,480
Extreme Networks, Inc.*	433	1,013
F5 Networks, Inc.*	1,610	36,805
Finisar Corp.*	5,880	2,234
Harris Corp.	500	19,025
Harris Stratex Networks, Inc., Class A*	350	1,806
Hughes Communications, Inc.*	60	956
InterDigital, Inc.*	1,600	44,000
Ixia*	1,410	8,150
JDS Uniphase Corp.*	9,590	35,004
Loral Space & Communications, Inc.*	70	1,017
NETGEAR, Inc.*	710	8,101
Oplink Communications, Inc.*	170	1,462
Parkervision, Inc.*	500	1,235
Plantronics, Inc.	2,500	33,000
Polycom, Inc.*	1,570	21,211
Powerwave Technologies, Inc.*	5,370	2,685
QUALCOMM, Inc.	2,940	105,340
SeaChange International, Inc.*	1,320	9,517
Sonus Networks, Inc.*	1,420	2,244

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Starent Networks Corp.*	930	$11,095
Symmetricom, Inc.*	280	1,106
Tekelec*	1,820	24,279
Tellabs, Inc.*	10,510	43,301
Utstarcom, Inc.*	1,920	3,552
ViaSat, Inc.*	200	4,816

		1,093,517

Computers & Peripherals (3.8%)
3PAR, Inc.*	680	5,188
Adaptec, Inc.*	3,180	10,494
Apple, Inc.*	540	46,089
Avid Technology, Inc.*	1,580	17,238
Compellent Technologies, Inc.*	80	778
Data Domain, Inc.*	1,120	21,056
Dell, Inc.*	580	5,939
Electronics for Imaging, Inc.*	2,040	19,502
EMC Corp.*	3,080	32,248
Hewlett-Packard Co.	10,650	386,488
Hutchinson Technology, Inc.*	260	905
Imation Corp.	1,080	14,656
Intermec, Inc.*	1,250	16,600
International Business Machines Corp.	5,170	435,107
Lexmark International, Inc., Class A*	1,180	31,742
NCR Corp.*	2,840	40,158
NetApp, Inc.*	1,080	15,088
Netezza Corp.*	1,430	9,495
Palm, Inc.*	2,700	8,289
QLogic Corp.*	4,190	56,314
Rackable Systems, Inc.*	490	1,931
SanDisk Corp.*	3,280	31,488
Seagate Technology	5,460	24,188
STEC, Inc.*	1,200	5,112
Sun Microsystems, Inc.*	8,710	33,272
Synaptics, Inc.*	1,695	28,069
Teradata Corp.*	1,260	18,686
Western Digital Corp.*	2,840	32,518
Xyratex Ltd.*	350	1,032

		1,349,670

Electronic Equipment, Instruments & Components (2.0%)
Agilent Technologies, Inc.*	2,300	35,949
Agilysys, Inc.	120	515
Amphenol Corp., Class A	1,340	32,133
Anixter International, Inc.*	1,180	35,542
Arrow Electronics, Inc.*	2,300	43,332
Avnet, Inc.*	2,890	52,627
AVX Corp.	1,120	8,893
Benchmark Electronics, Inc.*	2,970	37,927
Brightpoint, Inc.*	2,600	11,310
Cogent, Inc.*	1,220	16,555
Cognex Corp.	730	10,804
Coherent, Inc.*	810	17,383
CTS Corp.	1,170	6,447
Daktronics, Inc.	320	2,995
Dolby Laboratories, Inc., Class A*	190	6,224
DTS, Inc*	520	9,542
Electro Scientific Industries, Inc.*	550	3,734
Gerber Scientific, Inc.*	130	664
Ingram Micro, Inc., Class A*	2,490	33,341
Insight Enterprises, Inc.*	1,040	7,176
Itron, Inc.*	210	13,385
Jabil Circuit, Inc.	4,030	27,203
L-1 Identity Solutions, Inc.*	100	674
Littelfuse, Inc.*	620	10,292
Methode Electronics, Inc.	2,060	13,884

	Number of Shares	Value (Note 1)
Molex, Inc.	2,740	$39,703
MTS Systems Corp.	340	9,058
Multi-Fineline Electronix, Inc.*	690	8,066
National Instruments Corp.	860	20,950
Newport Corp.*	1,190	8,068
OSI Systems, Inc.*	290	4,016
Park Electrochemical Corp.	660	12,514
PC Connection, Inc.*	160	819
Plexus Corp.*	1,100	18,645
RadiSys Corp.*	20	111
Rofin-Sinar Technologies, Inc.*	250	5,145
Rogers Corp.*	290	8,053
Sanmina-SCI Corp.*	10,930	5,137
Scansource, Inc.*	240	4,625
SYNNEX Corp.*	620	7,025
Tech Data Corp.*	850	15,164
Technitrol, Inc.	960	3,341
Trimble Navigation Ltd.*	1,500	32,415
TTM Technologies, Inc.*	1,220	6,356
Tyco Electronics Ltd.	1,840	29,826
Universal Display Corp.*	150	1,418
Vishay Intertechnology, Inc.*	8,570	29,309
Zygo Corp.*	30	207

		708,502

Internet Software & Services (1.1%)
Akamai Technologies, Inc.*	670	10,110
Art Technology Group, Inc.*	810	1,563
AsiaInfo Holdings, Inc.*	830	9,827
Digital River, Inc.*	1,650	40,920
EarthLink, Inc.*	4,750	32,110
eBay, Inc.*	2,440	34,062
Google, Inc., Class A*	30	9,230
Interwoven, Inc.*	1,060	13,356
j2 Global Communications, Inc.*	1,970	39,479
Knot, Inc.*	430	3,578
Limelight Networks, Inc.*	30	74
LoopNet, Inc.*	1,120	7,638
Marchex, Inc., Class B	850	4,955
ModusLink Global Solutions, Inc.*	210	607
Move, Inc.*	130	208
NIC, Inc.	550	2,530
Open Text Corp.*	1,370	41,278
Perficient, Inc.*	260	1,243
RealNetworks, Inc.*	400	1,412
S1 Corp.*	2,420	19,094
Sohu.com, Inc.*	520	24,617
SonicWALL, Inc.*	1,190	4,736
Switch & Data Facilities Co., Inc.*	350	2,587
United Online, Inc.	530	3,217
ValueClick, Inc.*	4,670	31,943
VeriSign, Inc.*	1,280	24,422
Vignette Corp.*	1,350	12,704
VistaPrint Ltd.*	420	7,816
Vocus, Inc.*	340	6,191
WebMD Health Corp., Class A*	160	3,774

		395,281

IT Services (1.4%)
Acxiom Corp.	3,770	30,575
Affiliated Computer Services, Inc., Class A*	480	22,056
Broadridge Financial Solutions, Inc.	2,670	33,482
CIBER, Inc.*	3,300	15,873
Computer Sciences Corp.*	1,150	40,411
Convergys Corp.*	5,890	37,755

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
CSG Systems International, Inc.*	1,900	$33,193
DST Systems, Inc.*	450	17,091
Euronet Worldwide, Inc.*	400	4,644
ExlService Holdings, Inc.*	350	3,000
Fidelity National Information Services, Inc.	80	1,302
Forrester Research, Inc.*	330	9,309
Gartner, Inc.*	1,580	28,171
Global Cash Access Holdings, Inc.*	1,120	2,486
Hackett Group, Inc.*	90	263
Heartland Payment Systems, Inc.	510	8,925
Hewitt Associates, Inc., Class A*	800	22,704
iGATE Corp.*	900	5,859
infoGROUP, Inc.	520	2,465
Integral Systems, Inc.*	710	8,556
Mastech Holdings, Inc.*	6	14
MAXIMUS, Inc.	170	5,969
Ness Technologies, Inc.*	380	1,626
NeuStar, Inc., Class A*	1,540	29,460
Online Resources Corp.*	30	142
Perot Systems Corp., Class A*	2,340	31,988
RightNow Technologies, Inc.*	1,010	7,807
Sapient Corp.*	4,390	19,492
Syntel, Inc.	190	4,393
TeleTech Holdings, Inc.*	1,930	16,115
Total System Services, Inc.	1,490	20,860
Unisys Corp.*	10,930	9,290
Western Union Co.	400	5,736
Wright Express Corp.*	430	5,418

		486,430

Office Electronics (0.7%)
Xerox Corp.	25,960	206,901
Zebra Technologies Corp., Class A*	2,160	43,762

		250,663

Semiconductors & Semiconductor Equipment (5.8%)
Actel Corp.*	840	9,845
Advanced Analogic Technologies, Inc.*	60	181
Advanced Energy Industries, Inc.*	2,110	20,995
Advanced Micro Devices, Inc.*	1,570	3,391
Altera Corp.	3,650	60,991
Amkor Technology, Inc.*	9,000	19,620
Analog Devices, Inc.	3,150	59,913
Applied Materials, Inc.	15,160	153,571
Applied Micro Circuits Corp.*	3,020	11,869
Atheros Communications, Inc.*	1,740	24,899
Atmel Corp.*	5,780	18,091
ATMI, Inc.*	1,750	27,003
Broadcom Corp., Class A*	2,690	45,649
Brooks Automation, Inc.*	2,480	14,409
Cabot Microelectronics Corp.*	950	24,766
Cirrus Logic, Inc.*	2,170	5,816
Cohu, Inc.	30	364
Conexant Systems, Inc.*	190	130
Cymer, Inc.*	1,020	22,348
DSP Group, Inc.*	630	5,053
Entegris, Inc.*	8,810	19,294
Exar Corp.*	1,250	8,337
Fairchild Semiconductor International, Inc.*	6,430	31,443
FEI Co.*	50	943
Integrated Device Technology, Inc.*	6,960	39,046
Intel Corp.	25,250	370,165
International Rectifier Corp.*	2,270	30,645

	Number of Shares	Value (Note 1)
Intersil Corp., Class A	4,110	$37,771
IXYS Corp.	620	5,121
KLA-Tencor Corp.	2,170	47,284
Kulicke & Soffa Industries, Inc.*	480	816
Lattice Semiconductor Corp.*	6,750	10,192
LSI Corp.*	11,510	37,868
Marvell Technology Group Ltd.*	6,070	40,487
Mattson Technology, Inc.*	180	254
MEMC Electronic Materials, Inc.*	1,650	23,562
Micrel, Inc.	3,230	23,611
MKS Instruments, Inc.*	2,190	32,390
Monolithic Power Systems, Inc.*	550	6,935
National Semiconductor Corp.	1,750	17,623
Netlogic Microsystems, Inc.*	430	9,464
Novellus Systems, Inc.*	3,510	43,313
NVIDIA Corp.*	3,430	27,680
OmniVision Technologies, Inc.*	3,060	16,065
ON Semiconductor Corp.*	1,760	5,984
Pericom Semiconductor Corp.*	800	4,384
PMC-Sierra, Inc.*	6,780	32,951
RF Micro Devices, Inc.*	2,770	2,161
Rudolph Technologies, Inc.*	130	459
Semtech Corp.*	3,390	38,205
Silicon Image, Inc.*	4,770	20,034
Silicon Laboratories, Inc.*	1,750	43,365
Silicon Storage Technology, Inc.*	970	2,221
Skyworks Solutions, Inc.*	1,970	10,914
Spansion, Inc., Class A*	180	34
Standard Microsystems Corp.*	270	4,412
Supertex, Inc.*	580	13,926
Techwell, Inc.*	80	520
Teradyne, Inc.*	7,600	32,072
Tessera Technologies, Inc.*	660	7,841
Texas Instruments, Inc.	18,740	290,845
Ultratech, Inc.*	1,120	13,395
Varian Semiconductor Equipment Associates, Inc.*	2,110	38,233
Veeco Instruments, Inc.*	1,670	10,588
Verigy Ltd.*	1,730	16,643
Volterra Semiconductor Corp.*	790	5,649
Xilinx, Inc.	1,750	31,185
Zoran Corp.*	1,960	13,387

		2,048,621

Software (5.0%)
Advent Software, Inc.*	440	8,787
Amdocs Ltd.*	1,580	28,898
ANSYS, Inc.*	620	17,292
Aspen Technology, Inc.*	790	5,862
Autodesk, Inc.*	2,460	48,339
Blackbaud, Inc.	740	9,990
BMC Software, Inc.*	190	5,113
Bottomline Technologies, Inc.*	220	1,562
CA, Inc.	1,610	29,833
Cadence Design Systems, Inc.*	7,230	26,462
Check Point Software Technologies Ltd.*	1,090	20,699
Citrix Systems, Inc.*	1,090	25,691
Commvault Systems, Inc.*	320	4,291
Compuware Corp.*	5,550	37,463
Concur Technologies, Inc.*	490	16,082
DemandTec, Inc.*	120	968
EPIQ Systems, Inc.*	850	14,204
FactSet Research Systems, Inc.	460	20,350
Fair Isaac Corp.	2,240	37,766

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
i2 Technologies, Inc.*	20	$128
Intuit, Inc.*	2,130	50,673
Jack Henry & Associates, Inc.	610	11,840
JDA Software Group, Inc.*	1,680	22,058
Kenexa Corp.*	790	6,304
Lawson Software, Inc.*	780	3,697
Manhattan Associates, Inc.*	1,160	18,340
Mentor Graphics Corp.*	2,100	10,857
Micros Systems, Inc.*	910	14,851
Microsoft Corp.	26,960	524,102
MicroStrategy, Inc., Class A*	450	16,708
MSC.Software Corp.*	440	2,939
Net 1 UEPS Technologies, Inc.*	2,280	31,236
Nuance Communications, Inc.*	1,940	20,098
Oracle Corp.*	7,490	132,798
Parametric Technology Corp.*	3,590	45,414
Pegasystems, Inc.	180	2,225
Phoenix Technologies Ltd.*	50	175
Progress Software Corp.*	680	13,097
Quest Software, Inc.*	2,460	30,971
Radiant Systems, Inc.*	130	438
Smith Micro Software, Inc.*	750	4,170
Solera Holdings, Inc.*	180	4,338
SPSS, Inc.*	380	10,245
Sybase, Inc.*	1,450	35,917
Symantec Corp.*	20,370	275,402
Symyx Technologies, Inc.*	340	2,020
Synchronoss Technologies, Inc.*	600	6,396
Synopsys, Inc.*	1,770	32,780
Take-Two Interactive Software, Inc.*	2,600	19,656
Taleo Corp., Class A*	120	940
TIBCO Software, Inc.*	7,810	40,534
Wind River Systems, Inc.*	2,730	24,652

		1,775,651

Total Information Technology		8,108,335

Materials (5.9%)
Chemicals (1.8%)
A. Schulman, Inc.	750	12,750
Air Products & Chemicals, Inc.	100	5,027
American Vanguard Corp.	70	819
Ashland, Inc.	3,134	32,938
Balchem Corp.	110	2,740
Cabot Corp.	240	3,672
Calgon Carbon Corp.*	940	14,438
Celanese Corp., Class A	1,340	16,656
CF Industries Holdings, Inc.	610	29,988
Chemtura Corp.	12,960	18,144
Cytec Industries, Inc.	1,610	34,164
Dow Chemical Co.	1,170	17,655
E.I. du Pont de Nemours & Co.	390	9,867
Eastman Chemical Co.	570	18,075
Ferro Corp.	1,250	8,813
GenTek, Inc.*	30	452
H.B. Fuller Co.	1,660	26,743
Innophos Holdings, Inc.	430	8,518
Innospec, Inc.	730	4,300
Koppers Holdings, Inc.	630	13,621
Landec Corp.*	100	658
LSB Industries, Inc.*	500	4,160
Minerals Technologies, Inc.	560	22,904
Mosaic Co.	3,470	120,062
Nalco Holding Co.	1,140	13,156
NewMarket Corp.	210	7,331
Nova Chemicals Corp.	2,320	11,066

	Number of Shares	Value (Note 1)
Olin Corp.	1,530	$27,662
PolyOne Corp.*	2,450	7,718
Quaker Chemical Corp.	420	6,909
Rockwood Holdings, Inc.*	1,580	17,064
RPM International, Inc.	770	10,233
Spartech Corp.	1,340	8,388
Stepan Co.	170	7,988
Terra Industries, Inc.	2,120	35,340
Valhi, Inc.	70	749
Valspar Corp.	1,340	24,241
Westlake Chemical Corp.	260	4,235
Zep, Inc.	830	16,027
Zoltek Cos., Inc.*	1,220	10,968

		636,239

Construction Materials (0.0%)
Headwaters, Inc.*	2,570	17,347

Containers & Packaging (0.4%)
Myers Industries, Inc.	940	7,520
Owens-Illinois, Inc.*	1,170	31,976
Packaging Corp. of America	470	6,326
Rock-Tenn Co., Class A	820	28,028
Sealed Air Corp.	1,560	23,306
Smurfit-Stone Container Corp.*	8,700	2,219
Sonoco Products Co.	1,270	29,413
Temple-Inland, Inc.	6,030	28,944

		157,732

Metals & Mining (3.3%)
A.M. Castle & Co.	990	10,722
AK Steel Holding Corp.	4,040	37,653
Alcoa, Inc.	14,700	165,522
Allegheny Technologies, Inc.	850	21,700
Brush Engineered Materials, Inc.*	1,450	18,444
Carpenter Technology Corp.	2,000	41,080
Century Aluminum Co.*	2,340	23,400
Commercial Metals Co.	2,250	26,708
Freeport-McMoRan Copper & Gold, Inc.	6,160	150,550
General Steel Holdings, Inc.*	760	2,994
Haynes International, Inc.*	770	18,957
Kaiser Aluminum Corp.	300	6,756
Nucor Corp.	4,870	224,994
Olympic Steel, Inc.	600	12,222
Reliance Steel & Aluminum Co.	1,690	33,699
RTI International Metals, Inc.*	1,700	24,327
Schnitzer Steel Industries, Inc., Class A	1,120	42,168
Southern Copper Corp.	14,300	229,658
Stillwater Mining Co.*	980	4,841
Sutor Technology Group Ltd.*	20	46
United States Steel Corp.	940	34,968
Universal Stainless & Alloy Products, Inc.*	40	580
Worthington Industries, Inc.	1,930	21,269

		1,153,258

Paper & Forest Products (0.4%)
Buckeye Technologies, Inc.*	1,370	4,987
Clearwater Paper Corp.*	40	336
Deltic Timber Corp.	200	9,150
Domtar Corp.*	15,900	26,553
Glatfelter	1,470	13,671
International Paper Co.	2,710	31,978
Louisiana-Pacific Corp.	2,740	4,274
MeadWestvaco Corp.	940	10,519

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Mercer International, Inc.*	210	$403
Neenah Paper, Inc.	240	2,122
Schweitzer-Mauduit International, Inc.	330	6,607
Verso Paper Corp.	80	82
Wausau Paper Corp.	2,110	24,138

		134,820

Total Materials		2,099,396

Telecommunication Services (2.8%)
Diversified Telecommunication Services (2.2%)
AT&T, Inc.	10,874	309,909
Atlantic Tele-Network, Inc.	220	5,841
Cbeyond, Inc.*	1,020	16,300
Cincinnati Bell, Inc.*	10,290	19,860
Cogent Communications Group, Inc.*	1,610	10,513
Embarq Corp.	1,720	61,851
General Communication, Inc., Class A*	500	4,045
Global Crossing Ltd.*	640	5,082
Iowa Telecommunications Services, Inc.	1,050	14,994
NTELOS Holdings Corp.	820	20,221
PAETEC Holding Corp.*	270	389
Premiere Global Services, Inc.*	2,250	19,372
Qwest Communications International, Inc.	9,990	36,364
Shenandoah Telecommunications Co.	70	1,963
tw telecom, Inc.*	5,370	45,484
Verizon Communications, Inc.	5,220	176,958
Windstream Corp.	3,030	27,876

		777,022

Wireless Telecommunication Services (0.6%)
Centennial Communications Corp.*	4,710	37,962
ICO Global Communications Holdings Ltd.*	800	904
iPCS, Inc.*	660	4,528
NII Holdings, Inc.*	1,120	20,361
Sprint Nextel Corp.*	19,530	35,740
Syniverse Holdings, Inc.*	2,250	26,865
Telephone & Data Systems, Inc.	1,230	39,052
U.S. Cellular Corp.*	470	20,323
USA Mobility, Inc.*	1,180	13,653

		199,388

Total Telecommunication Services		976,410

Utilities (0.3%)
Electric Utilities (0.0%)
UIL Holdings Corp.	90	2,703

Gas Utilities (0.1%)
Laclede Group, Inc.	310	14,520
Southwest Gas Corp.	20	505
WGL Holdings, Inc.	320	10,461

		25,486

Independent Power Producers & Energy Traders (0.1%)
Mirant Corp.*	840	15,851
Reliant Energy, Inc.*	2,680	15,490

		31,341

Multi-Utilities (0.1%)
Avista Corp.	950	18,411
CH Energy Group, Inc.	390	20,042

	Number of Shares	Value (Note 1)
Integrys Energy Group, Inc.	230	$9,885

		48,338

Water Utilities (0.0%)
American States Water Co.	30	989
Cascal N.V.	90	362
SJW Corp.	320	9,581

		10,932

Total Utilities		118,800

Total Investments (99.1%)
(Cost $48,336,518)		35,149,616
Other Assets Less Liabilities (0.9%)		331,811

Net Assets (100%)		$35,481,427

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 - Quoted prices in active markets for identical securities

• Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$35,149,616	$—	$—	$35,149,616
Other Investments*	—	—	—	—

Total	$35,149,616	$—	$—	$35,149,616

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$79,177,110

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$72,725,229

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$704,852
Aggregate gross unrealized depreciation	(15,201,082)

Net unrealized depreciation	$(14,496,230)

Federal income tax cost of investments	$49,645,846

For the year ended December 31, 2008, the Portfolio incurred approximately $1,565 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $6,931,676 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.5%)
Auto Components (1.0%)
American Axle & Manufacturing Holdings, Inc.	13,790	$39,853
Amerigon, Inc.*	260	848
ArvinMeritor, Inc.	14,910	42,493
Autoliv, Inc.	6,130	131,550
Cooper Tire & Rubber Co.	12,380	76,261
Drew Industries, Inc.*	3,690	44,280
Exide Technologies, Inc.*	4,370	23,117
Fuel Systems Solutions, Inc.*	80	2,621
Goodyear Tire & Rubber Co.*	3,090	18,447
Hayes Lemmerz International, Inc.*	760	342
Lear Corp.*	15,380	21,686
Modine Manufacturing Co.	3,010	14,659
Shiloh Industries, Inc.	190	570
Stoneridge, Inc.*	4,560	20,794
Superior Industries International, Inc.	3,420	35,978
Tenneco, Inc.*	16,230	47,878
TRW Automotive Holdings Corp.*	17,910	64,476
Visteon Corp.*	1,540	539
WABCO Holdings, Inc.	4,500	71,055

		657,447

Automobiles (0.2%)
Thor Industries, Inc.	6,430	84,748
Winnebago Industries, Inc.	3,410	20,562

		105,310

Distributors (0.0%)
Core-Mark Holding Co., Inc.*	520	11,191

Diversified Consumer Services (0.6%)
Career Education Corp.*	4,430	79,474
Coinstar, Inc.*	320	6,243
Learning Tree International, Inc.*	10	85
Noah Education Holdings Ltd. (ADR)	1,930	6,080
Pre-Paid Legal Services, Inc.*	760	28,340
Regis Corp.	7,020	102,001
Service Corp. International	3,960	19,681
Steiner Leisure Ltd.*	2,480	73,210
Stewart Enterprises, Inc., Class A	9,400	28,294
Universal Technical Institute, Inc.*	2,050	35,198

		378,606

Hotels, Restaurants & Leisure (2.6%)
AFC Enterprises, Inc.*	510	2,392
Ameristar Casinos, Inc.	2,140	18,490
Bally Technologies, Inc.*	1,620	38,929
BJ’s Restaurants, Inc.*	960	10,339
Bob Evans Farms, Inc.	7,140	145,870
Boyd Gaming Corp.	12,180	57,611
Brinker International, Inc.	11,750	123,845
California Pizza Kitchen, Inc.*	4,110	44,059
CEC Entertainment, Inc.*	5,500	133,375
Cheesecake Factory, Inc.*	3,910	39,491
Churchill Downs, Inc.	430	17,381
CKE Restaurants, Inc.	7,650	66,402
Cracker Barrel Old Country Store, Inc.	4,391	90,411
Denny’s Corp.*	20,710	41,213
DineEquity, Inc.	1,420	16,415
Domino’s Pizza, Inc.*	660	3,109
Dover Downs Gaming & Entertainment, Inc.	200	636

	Number of Shares	Value (Note 1)
International Speedway Corp., Class A	2,260	$64,930
Interval Leisure Group, Inc.*	1,558	8,398
Isle of Capri Casinos Inc.*	1,670	5,344
Jack in the Box, Inc.*	4,850	107,137
Krispy Kreme Doughnuts, Inc.*	6,250	10,500
Life Time Fitness, Inc.*	1,760	22,792
Marcus Corp.	2,010	32,622
Morgans Hotel Group Co.*	390	1,817
O’Charleys, Inc.	550	1,100
Orient-Express Hotels Ltd., Class A	2,730	20,912
Panera Bread Co., Class A*	1,560	81,494
Peet’s Coffee & Tea, Inc.*	410	9,532
Pinnacle Entertainment, Inc.*	3,840	29,491
Red Robin Gourmet Burgers, Inc.*	1,740	29,284
Ruby Tuesday, Inc.*	5,270	8,221
Shuffle Master, Inc.*	2,110	10,466
Sonic Corp.*	1,440	17,525
Speedway Motorsports, Inc.	2,710	43,658
Steak n Shake Co.*	2,130	12,673
Town Sports International Holdings, Inc.*	950	3,030
Vail Resorts, Inc.*	1,900	50,540
WMS Industries, Inc.*	5,180	139,342
Wyndham Worldwide Corp.	7,650	50,108

		1,610,884

Household Durables (1.6%)
American Greetings Corp., Class A	10,500	79,485
Beazer Homes USA, Inc.*	7,940	12,545
Blyth, Inc.	7,020	55,037
Brookfield Homes Corp.	370	1,598
Cavco Industries, Inc.*	410	11,025
Centex Corp.	4,510	47,986
Champion Enterprises, Inc.*	13,480	7,549
CSS Industries, Inc.	1,280	22,707
Ethan Allen Interiors, Inc.	2,770	39,805
Furniture Brands International, Inc.	8,130	17,967
Harman International Industries, Inc.	4,960	82,981
Helen of Troy Ltd.*	4,620	80,203
Hooker Furniture Corp.	1,980	15,167
Hovnanian Enterprises, Inc., Class A*	17,310	29,773
Jarden Corp.*	1,070	12,305
KB Home	3,280	44,674
La-Z-Boy, Inc.	10,690	23,197
Lennar Corp., Class A	13,010	112,797
M.D.C. Holdings, Inc.	380	11,514
M/I Homes, Inc.	3,320	34,993
Meritage Homes Corp.*	4,720	57,442
National Presto Industries, Inc.	840	64,680
Palm Harbor Homes, Inc.*	730	3,635
Ryland Group, Inc.	5,180	91,531
Sealy Corp.	6,290	15,788
Standard Pacific Corp.*	2,880	5,126
Tempur-Pedic International, Inc.	7,920	56,153
Universal Electronics, Inc.*	30	487

		1,038,150

Internet & Catalog Retail (0.9%)
1-800-FLOWERS.COM, Inc., Class A*	7,640	29,185
Bidz.com, Inc.*	410	1,886
Blue Nile, Inc.*	1,110	27,184
Expedia, Inc.*	4,530	37,327
Gaiam, Inc., Class A*	830	3,835
HSN, Inc.*	1,428	10,381

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Liberty Media Corp., Interactive, Class A*	7,390	$23,057
Netflix, Inc.*	5,930	177,248
NutriSystem, Inc.	5,370	78,348
Orbitz Worldwide, Inc.*	3,360	13,037
Overstock.com, Inc.*	2,730	29,429
PetMed Express, Inc.*	3,390	59,766
priceline.com, Inc.*	280	20,622
Shutterfly, Inc.*	1,000	6,990
Stamps.com, Inc.*	3,730	36,666
Ticketmaster Entertainment, Inc.*	2,148	13,790

		568,751

Leisure Equipment & Products (0.8%)
Brunswick Corp.	24,170	101,756
Callaway Golf Co.	16,870	156,722
JAKKS Pacific, Inc.*	4,320	89,121
Leapfrog Enterprises, Inc.*	7,310	25,585
Polaris Industries, Inc.	2,740	78,501
Pool Corp.	910	16,353
RC2 Corp.*	1,470	15,685
Steinway Musical Instruments*	1,060	18,561

		502,284

Media (1.2%)
Arbitron, Inc.	850	11,288
Ascent Media Corp., Class A*	190	4,150
Belo Corp., Class A	14,760	23,026
Cablevision Systems Corp. - New York Group, Class A	960	16,166
CBS Corp., Class B	2,180	17,854
Central European Media Enterprises Ltd., Class A*	490	10,643
Charter Communications, Inc., Class A*	40,320	3,298
Clear Channel Outdoor Holdings, Inc., Class A*	1,020	6,273
Cox Radio, Inc., Class A*	5,370	32,274
CTC Media, Inc.*	430	2,064
Cumulus Media, Inc., Class A*	1,660	4,133
DISH Network Corp., Class A*	2,130	23,622
Entercom Communications Corp., Class A	1,010	1,242
Entravision Communications Corp., Class A*	13,540	21,122
EW Scripps Co., Class A	6,080	13,437
Fisher Communications, Inc.	90	1,858
Gannett Co., Inc.	1,330	10,640
Global Sources Ltd.*	4,815	26,242
Harte-Hanks, Inc.	3,600	22,464
Hearst-Argyle Television, Inc.	430	2,606
Journal Communications, Inc., Class A	2,300	5,635
Knology, Inc.*	1,760	9,082
Lamar Advertising Co., Class A*	4,120	51,747
Liberty Media Corp., Capital Series, Class A*	890	4,192
LIN TV Corp., Class A*	2,780	3,030
McClatchy Co., Class A	7,490	5,992
McGraw-Hill Cos., Inc	1,270	29,451
Media General, Inc., Class A	2,380	4,165
Mediacom Communications Corp., Class A*	6,260	26,918
Meredith Corp.	8,500	145,520
National CineMedia, Inc.	3,730	37,822
RCN Corp.*	340	2,006
Scholastic Corp.	7,000	95,060

	Number of Shares	Value (Note 1)
Sinclair Broadcast Group, Inc., Class A	11,810	$36,611
Valassis Communications, Inc.*	880	1,162
Warner Music Group Corp.	8,020	24,220

		737,015

Multiline Retail (0.5%)
Big Lots, Inc.*	8,580	124,324
Dillard’s, Inc., Class A	18,590	73,802
Fred’s, Inc., Class A	8,760	94,258
Macy’s, Inc.	2,030	21,010
Nordstrom, Inc.	1,050	13,976
Retail Ventures, Inc.*	250	868

		328,238

Specialty Retail (5.4%)
Abercrombie & Fitch Co., Class A	1,640	37,835
Aeropostale, Inc.*	10,760	173,236
American Eagle Outfitters, Inc.	1,350	12,636
America’s Car-Mart, Inc.*	1,950	26,930
AnnTaylor Stores Corp.*	17,020	98,205
Asbury Automotive Group, Inc.	6,510	29,751
AutoNation, Inc.*	13,900	137,332
Barnes & Noble, Inc.	6,640	99,600
bebe stores, Inc.	6,440	48,107
Big 5 Sporting Goods Corp.	330	1,719
Blockbuster, Inc., Class A*	18,680	23,537
Books-A-Million, Inc., Class A	290	739
Borders Group, Inc.*	7,760	3,104
Brown Shoe Co., Inc.	11,320	95,880
Buckle, Inc.	6,090	132,884
Cato Corp., Class A	3,930	59,343
Charlotte Russe Holding, Inc.*	2,930	19,016
Charming Shoppes, Inc.*	11,070	27,011
Chico’s FAS, Inc.*	5,540	23,157
Childrens Place Retail Stores, Inc.*	6,400	138,752
Christopher & Banks Corp.	4,380	24,528
Citi Trends, Inc.*	3,990	58,733
Coldwater Creek, Inc.*	8,330	23,740
Conn’s, Inc.*	1,820	15,434
Dress Barn, Inc.*	12,900	138,546
Finish Line, Inc., Class A	12,630	70,728
Foot Locker, Inc.	5,880	43,159
Genesco, Inc.*	3,890	65,819
Group 1 Automotive, Inc.	4,530	48,788
Guess?, Inc.	820	12,587
Gymboree Corp.*	1,380	36,004
Haverty Furniture Cos, Inc.	5,570	51,968
hhgregg, Inc.*	240	2,083
Hibbett Sports, Inc.*	2,900	45,559
HOT Topic, Inc.*	9,230	85,562
J. Crew Group, Inc.*	470	5,734
Jo-Ann Stores, Inc.*	6,300	97,587
Limited Brands, Inc.	2,110	21,184
Lumber Liquidators, Inc.*	1,480	15,629
Men’s Wearhouse, Inc.	6,940	93,968
Monro Muffler, Inc.	540	13,770
New York & Co., Inc.*	6,830	15,846
Office Depot, Inc.*	27,290	81,324
OfficeMax, Inc.	12,360	94,430
Pacific Sunwear of California, Inc.*	12,920	20,543
Penske Automotive Group, Inc.	8,890	68,275
PEP Boys-Manny, Moe & Jack	7,640	31,553
Pier 1 Imports, Inc.*	1,580	585
RadioShack Corp.	6,420	76,655
Rent-A-Center, Inc.*	10,690	188,678

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Sally Beauty Holdings, Inc.*	12,850	$73,116
Sonic Automotive, Inc., Class A	5,970	23,761
Stage Stores, Inc.	7,620	62,865
Systemax, Inc.	3,670	39,526
Talbots, Inc.	9,350	22,346
Tractor Supply Co.*	5,540	200,216
Tween Brands, Inc.*	5,070	21,902
Wet Seal, Inc., Class A*	17,050	50,639
Williams-Sonoma, Inc.	14,720	115,699
Zale Corp.*	7,810	26,007
Zumiez, Inc.*	1,750	13,038

		3,386,888

Textiles, Apparel & Luxury Goods (1.7%)
American Apparel, Inc.*	1,220	2,428
Coach, Inc.*	1,540	31,986
Crocs, Inc.*	3,690	4,576
FGX International Holdings Ltd.*	350	4,809
Jones Apparel Group, Inc.	17,990	105,421
Kenneth Cole Productions, Inc., Class A	1,180	8,354
K-Swiss, Inc., Class A	760	8,664
Liz Claiborne, Inc.	31,940	83,044
Maidenform Brands, Inc.*	2,740	27,811
Movado Group, Inc.	960	9,014
Oxford Industries, Inc.	2,680	23,504
Perry Ellis International, Inc.*	3,560	22,570
Phillips-Van Heusen Corp.	5,210	104,877
Polo Ralph Lauren Corp.	340	15,439
Quiksilver, Inc.*	26,540	48,834
Steven Madden Ltd.*	3,710	79,097
Timberland Co., Class A*	7,580	87,549
True Religion Apparel, Inc.*	3,200	39,808
Unifi, Inc.*	6,170	17,399
UniFirst Corp.	1,630	48,395
Volcom, Inc.*	290	3,161
Warnaco Group, Inc.*	7,390	145,066
Wolverine World Wide, Inc.	6,890	144,966

		1,066,772

Total Consumer Discretionary		10,391,536

Consumer Staples (2.1%)
Beverages (0.0%)
Boston Beer Co., Inc., Class A*	660	18,744
Coca-Cola Bottling Co. Consolidated	60	2,758

		21,502

Food & Staples Retailing (0.5%)
Andersons, Inc.	190	3,131
Arden Group, Inc., Class A	100	12,600
Casey’s General Stores, Inc.	850	19,355
Ingles Markets, Inc., Class A	840	14,776
Nash Finch Co.	2,080	93,371
Pantry, Inc.*	4,960	106,392
Spartan Stores, Inc.	2,060	47,895
SUPERVALU, Inc.	1,140	16,644
Winn-Dixie Stores, Inc.*	110	1,771

		315,935

Food Products (0.5%)
Agria Corp. (ADR)*	90	134
B&G Foods, Inc., Class A	440	2,376
Bunge Ltd.	190	9,836
Chiquita Brands International, Inc.*	4,950	73,161
Darling International, Inc.*	17,330	95,142
Del Monte Foods Co.	3,330	23,776
Diamond Foods, Inc.	2,390	48,158

	Number of Shares	Value (Note 1)
J&J Snack Foods Corp.	170	$6,100
Omega Protein Corp.*	3,640	14,596
Ralcorp Holdings, Inc.*	490	28,616
Reddy Ice Holdings, Inc.	540	778

		302,673

Household Products (0.1%)
Central Garden & Pet Co., Class A*	4,170	24,603
WD-40 Co.	1,750	49,507

		74,110

Personal Products (0.8%)
American Oriental Bioengineering, Inc.*	12,180	82,702
Bare Escentuals, Inc.*	3,590	18,776
Elizabeth Arden, Inc.*	2,620	33,038
Herbalife Ltd.	5,410	117,289
Inter Parfums, Inc.	2,840	21,811
NBTY, Inc.*	7,560	118,314
Nu Skin Enterprises, Inc., Class A	2,170	22,633
Prestige Brands Holdings, Inc.*	7,370	77,754
Revlon, Inc., Class A*	190	1,267

		493,584

Tobacco (0.2%)
Universal Corp.	3,330	99,467

Total Consumer Staples		1,307,271

Energy (6.4%)
Energy Equipment & Services (2.9%)
Allis-Chalmers Energy, Inc.*	5,450	29,975
Basic Energy Services, Inc.*	5,640	73,546
BJ Services Co.	2,580	30,109
Bronco Drilling Co., Inc.*	830	5,362
Complete Production Services, Inc.*	11,480	93,562
Dawson Geophysical Co.*	1,180	21,016
Dresser-Rand Group, Inc.*	2,530	43,642
Dril-Quip, Inc.*	1,510	30,970
ENGlobal Corp.*	3,820	12,415
ENSCO International, Inc.	1,430	40,598
Exterran Holdings, Inc.*	3,030	64,539
Forbes Energy Services Ltd.(b)*	11,100	13,847
Global Industries Ltd.*	3,850	13,437
Gulf Island Fabrication, Inc.	3,810	54,902
GulfMark Offshore, Inc.*	2,850	67,801
Helix Energy Solutions Group, Inc.*	3,870	28,019
Helmerich & Payne, Inc.	380	8,645
Hercules Offshore, Inc.*	5,720	27,170
Hornbeck Offshore Services, Inc.*	2,300	37,582
ION Geophysical Corp.*	5,780	19,825
Key Energy Services, Inc.*	19,940	87,935
Matrix Service Co.*	1,660	12,732
Nabors Industries Ltd.*	3,250	38,902
NATCO Group, Inc., Class A*	1,070	16,243
Natural Gas Services Group, Inc.*	1,730	17,525
Newpark Resources, Inc.*	12,110	44,807
Noble Corp.	1,090	24,078
North American Energy Partners, Inc.*	1,940	6,480
Oceaneering International, Inc.*	980	28,557
Oil States International, Inc.*	8,910	166,528
Parker Drilling Co.*	21,540	62,466
Patterson-UTI Energy, Inc.	5,820	66,988
Pioneer Drilling Co.*	6,100	33,977
Precision Drilling Trust	5,249	44,040
Pride International, Inc.*	1,660	26,527

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
SEACOR Holdings, Inc.*	2,240	$149,296
Smith International, Inc.	290	6,638
Superior Energy Services, Inc.*	2,280	36,320
T-3 Energy Services, Inc.*	90	850
Technicoil Corp.*	3,300	1,016
TETRA Technologies, Inc.*	7,890	38,345
Tidewater, Inc.	470	18,927
Union Drilling, Inc.*	3,060	15,881
Unit Corp.*	3,490	93,253
Weatherford International Ltd.*	2,440	26,401
Willbros Group, Inc.*	3,190	27,019

		1,808,693

Oil, Gas & Consumable Fuels (3.5%)
Abraxas Petroleum Corp.*	1,400	1,008
Alberta Clipper Energy, Inc.*	100	36
Alon USA Energy, Inc.	350	3,202
Alpha Natural Resources, Inc.*	810	13,114
Arena Resources, Inc.*	490	13,764
ATP Oil & Gas Corp.*	7,040	41,184
Berry Petroleum Co., Class A	11,010	83,236
Bill Barrett Corp.*	4,760	100,579
BPZ Resources, Inc.*	1,570	10,048
Brigham Exploration Co.*	7,790	24,928
Callon Petroleum Co.*	5,090	13,234
Cano Petroleum, Inc.*	650	286
Carrizo Oil & Gas, Inc.*	810	13,041
Cimarex Energy Co.	3,030	81,143
Clayton Williams Energy, Inc.*	250	11,360
Contango Oil & Gas Co.*	120	6,756
Crosstex Energy, Inc.	1,060	4,134
CVR Energy, Inc.*	7,160	28,640
Delek U.S. Holdings, Inc.	4,270	22,588
Denbury Resources, Inc.*	3,670	40,076
DHT Maritime, Inc.	220	1,219
Enbridge Energy Management LLC*	51	1,247
Encore Acquisition Co.*	980	25,010
Energy Partners Ltd.*	6,560	8,856
Foundation Coal Holdings, Inc.	9,930	139,219
Frontier Oil Corp.	8,450	106,723
Frontline Ltd.	370	10,956
Galleon Energy, Inc., Class A*	1,500	6,197
Gasco Energy, Inc.*	8,970	3,498
General Maritime Corp.	4,249	45,889
GeoResources, Inc.*	840	7,300
Great Plains Exploration, Inc.*	630	143
Gulfport Energy Corp.*	900	3,555
Holly Corp.	2,510	45,757
Houston American Energy Corp.	160	541
International Coal Group, Inc.*	2,700	6,210
Jura Energy Corp.*	6,900	531
Knightsbridge Tankers Ltd.	3,040	44,536
Mariner Energy, Inc.*	13,710	139,842
Massey Energy Co.	3,500	48,265
McMoRan Exploration Co.*	2,910	28,518
Meridian Resource Corp.*	4,350	2,480
Midnight Oil Exploration Ltd.*	1,000	608
Overseas Shipholding Group, Inc.	1,960	82,536
Paramount Resources Ltd., Class A*	400	2,226
PetroQuest Energy, Inc.*	7,580	51,241
Pioneer Natural Resources Co.	720	11,650
Plains Exploration & Production Co.*	1,990	46,248
Quicksilver Resources, Inc.*	5,780	32,195
Rentech, Inc.*	1,160	789
Rosetta Resources, Inc.*	11,180	79,154

	Number of Shares	Value (Note 1)
St. Mary Land & Exploration Co.	630	$12,795
Stone Energy Corp.*	9,824	108,260
Sunoco, Inc.	630	27,380
Swift Energy Co.*	6,200	104,222
Teekay Tankers Ltd., Class A	2,650	33,655
Tesoro Corp.	8,270	108,916
TriStar Oil and Gas Ltd.*	100	924
TUSK Energy Corp.*	2,216	1,651
VAALCO Energy, Inc.*	13,160	97,910
Venoco, Inc.*	780	2,114
Vero Energy, Inc.*	1,800	7,932
W&T Offshore, Inc.	8,120	116,278
Walter Industries, Inc.	1,170	20,487
Warren Resources, Inc.*	2,660	5,293
Western Refining, Inc.	5,780	44,853
Westmoreland Coal Co.*	380	4,218
World Fuel Services Corp.	360	13,320

		2,205,704

Total Energy		4,014,397

Financials (16.0%)
Capital Markets (1.3%)
Affiliated Managers Group, Inc.*	510	21,379
Ameriprise Financial, Inc.	1,270	29,667
BGC Partners, Inc., Class A	750	2,070
Capital Southwest Corp.	20	2,163
Cohen & Steers, Inc.	680	7,473
E*TRADE Financial Corp.*	44,910	51,646
GAMCO Investors, Inc., Class A	830	22,676
GFI Group, Inc.	930	3,292
Investment Technology Group, Inc.*	1,380	31,354
Janus Capital Group, Inc.	5,640	45,289
KBW, Inc.*	1,050	24,150
Knight Capital Group, Inc., Class A*	4,290	69,283
LaBranche & Co., Inc.*	13,520	64,761
Legg Mason, Inc.	920	20,157
NGP Capital Resources Co.	480	4,018
Penson Worldwide, Inc.*	2,360	17,983
Piper Jaffray Cos., Inc.*	2,220	88,267
Sanders Morris Harris Group, Inc.	580	3,474
SEI Investments Co.	260	4,085
Stifel Financial Corp.*	2,510	115,084
SWS Group, Inc.	5,890	111,616
TD Ameritrade Holding Corp.*	40	570
thinkorswim Group, Inc.*	2,400	13,488
Thomas Weisel Partners Group, Inc.*	480	2,266
TradeStation Group, Inc.*	1,570	10,126
U.S. Global Investors, Inc., Class A	160	782
Waddell & Reed Financial, Inc., Class A	2,130	32,930

		800,049

Commercial Banks (4.5%)
1st Source Corp.	300	7,089
AMCORE Financial, Inc.	650	2,353
BancFirst Corp.	400	21,168
Banco Latinoamericano de Exportaciones S.A., Class E	1,330	19,099
Boston Private Financial Holdings, Inc.	4,300	29,412
Capitol Bancorp, Ltd.	280	2,184
Cascade Bancorp	770	5,198
Cathay General Bancorp	2,550	60,562
Central Pacific Financial Corp.	5,630	56,525
Chemical Financial Corp.	1,130	31,504
Citizens Republic Bancorp, Inc.	4,490	13,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
City Bank/Washington	430	$2,236
City Holding Co.	2,240	77,907
CoBiz Financial, Inc.	1,030	10,032
Colonial BancGroup, Inc.	16,290	33,720
Columbia Banking System, Inc.	820	9,783
Community Bank System, Inc.	3,770	91,950
Community Trust Bancorp, Inc.	1,440	52,920
East West Bancorp, Inc.	7,560	120,733
First Community Bancshares, Inc./Virginia	600	20,922
First Financial Bancorp	1,630	20,196
First Horizon National Corp.	17,263	182,469
First Merchants Corp.	1,880	41,755
First Midwest Bancorp, Inc./Illinois	3,150	62,906
First Security Group, Inc./Tennessee	290	1,340
FNB Corp./Pennsylvania	390	5,148
Frontier Financial Corp.	5,330	23,239
Glacier Bancorp, Inc.	290	5,516
Green Bankshares, Inc.	795	10,771
Guaranty Bancorp*	1,240	2,480
Hancock Holding Co.	190	8,637
Hanmi Financial Corp.	1,610	3,317
Huntington Bancshares, Inc./Ohio	4,660	35,696
IBERIABANK Corp.	560	26,880
Independent Bank Corp./Massachusetts	490	12,818
International Bancshares Corp.	1,580	34,491
MainSource Financial Group, Inc.	900	13,950
MB Financial, Inc.	390	10,900
National Penn Bancshares, Inc.	8,490	123,190
NBT Bancorp, Inc.	1,850	51,726
Old National Bancorp/Indiana	3,430	62,289
Old Second Bancorp, Inc.	70	812
Oriental Financial Group, Inc.	3,120	18,876
Pacific Capital Bancorp N.A.	9,200	155,296
PacWest Bancorp	3,420	91,998
Park National Corp.	280	20,090
Popular, Inc.	17,010	87,772
Prosperity Bancshares, Inc.	680	20,121
Provident Bankshares Corp.	7,910	76,411
Regions Financial Corp.	4,320	34,387
Renasant Corp.	610	10,388
Republic Bancorp, Inc./Kentucky, Class A	490	13,328
Sandy Spring Bancorp, Inc.	760	16,591
Santander BanCorp	910	11,366
Signature Bank/New York*	190	5,451
Simmons First National Corp., Class A	1,000	29,470
South Financial Group, Inc.	8,000	34,560
Southside Bancshares, Inc.	870	20,445
Southwest Bancorp, Inc./Oklahoma	40	518
Sterling Bancorp/New York	3,550	49,806
Sterling Financial Corp./Washington	3,420	30,096
Susquehanna Bancshares, Inc.	10,630	169,123
Tompkins Financial Corp.	910	52,734
TowneBank/Virginia	100	2,479
Trustmark Corp.	370	7,988
UCBH Holdings, Inc.	8,750	60,200
UMB Financial Corp.	490	24,079
Umpqua Holdings Corp.	2,680	38,780
United Bankshares, Inc.	100	3,322
United Community Banks, Inc./Georgia	3,460	46,993
Webster Financial Corp.	8,520	117,406
WesBanco, Inc.	1,990	54,148

	Number of Shares	Value (Note 1)
West Coast Bancorp/Oregon	420	$2,768
Westamerica Bancorp	190	9,719
Western Alliance Bancorp*	1,640	16,548
Whitney Holding Corp./Louisiana	3,680	58,843
Wintrust Financial Corp.	2,570	52,865

		2,854,168

Consumer Finance (0.8%)
Advance America Cash Advance Centers, Inc.	370	699
Advanta Corp., Class B	3,820	7,984
AmeriCredit Corp.*	13,780	105,279
Cash America International, Inc.	5,110	139,759
Discover Financial Services	4,440	42,313
Dollar Financial Corp.*	290	2,987
EZCORP, Inc., Class A*	2,930	44,565
First Cash Financial Services, Inc.*	3,940	75,096
First Marblehead Corp.*	4,240	5,470
Nelnet, Inc., Class A	2,100	30,093
Student Loan Corp.	120	4,920
World Acceptance Corp.*	3,150	62,244

		521,409

Diversified Financial Services (0.7%)
Asset Acceptance Capital Corp.*	2,300	11,753
CIT Group, Inc.	14,530	65,966
Encore Capital Group, Inc.*	470	3,384
Financial Federal Corp.	4,090	95,174
Interactive Brokers Group, Inc., Class A*	4,070	72,812
Life Partners Holdings, Inc.	190	8,292
MarketAxess Holdings, Inc.*	1,770	14,443
NewStar Financial, Inc.*	350	1,397
NYSE Euronext, Inc.	1,060	29,023
PHH Corp.*	9,660	122,972
PICO Holdings, Inc.*	430	11,429

		436,645

Insurance (4.9%)
Allied World Assurance Co. Holdings Ltd./Bermuda	2,470	100,282
American Equity Investment Life Holding Co.	6,700	46,900
American Financial Group, Inc./Ohio	1,240	28,371
American Physicians Capital, Inc.	2,190	105,339
Amerisafe, Inc.*	4,430	90,948
Amtrust Financial Services, Inc.	5,950	69,020
Aspen Insurance Holdings Ltd.	7,730	187,452
Assured Guaranty Ltd.	670	7,638
Axis Capital Holdings Ltd.	630	18,346
Citizens, Inc./Texas*	550	5,335
CNA Financial Corp.	2,200	36,168
CNA Surety Corp.*	3,290	63,168
Conseco, Inc.*	23,250	120,435
Delphi Financial Group, Inc., Class A	5,200	95,888
Donegal Group, Inc., Class A	90	1,509
eHealth, Inc.*	240	3,187
EMC Insurance Group, Inc.	170	4,361
Employers Holdings, Inc.	5,030	82,995
Endurance Specialty Holdings Ltd.	1,090	33,278
FBL Financial Group, Inc., Class A	2,870	44,341
First Mercury Financial Corp.*	330	4,706
FPIC Insurance Group, Inc.*	1,750	76,615
Genworth Financial, Inc., Class A	8,340	23,602
Hallmark Financial Services*	710	6,227
Harleysville Group, Inc.	2,020	70,155
Horace Mann Educators Corp.	4,850	44,571

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Infinity Property & Casualty Corp.	1,730	$80,843
IPC Holdings Ltd.	5,650	168,935
Lincoln National Corp.	980	18,463
Maiden Holdings Ltd.	230	720
Max Capital Group Ltd.	10,340	183,018
Meadowbrook Insurance Group, Inc.	4,185	26,951
National Financial Partners Corp.	2,430	7,387
National Interstate Corp.	1,010	18,049
National Western Life Insurance Co., Class A	50	8,459
Nationwide Financial Services, Inc., Class A	1,240	64,740
Navigators Group, Inc.*	1,290	70,834
NYMAGIC, Inc.	50	953
Old Republic International Corp.	410	4,887
OneBeacon Insurance Group Ltd.	2,000	20,880
Phoenix Cos., Inc.	9,140	29,888
Platinum Underwriters Holdings Ltd.	4,630	167,050
PMA Capital Corp., Class A*	1,230	8,708
Presidential Life Corp.	610	6,033
ProAssurance Corp.*	2,690	141,978
Protective Life Corp.	7,290	104,612
RLI Corp.	1,460	89,294
Safety Insurance Group, Inc.	1,620	61,657
SeaBright Insurance Holdings, Inc.*	2,180	25,593
Selective Insurance Group, Inc.	4,420	101,351
StanCorp Financial Group, Inc.	680	28,404
State Auto Financial Corp.	290	8,717
Stewart Information Services Corp.	820	19,262
Transatlantic Holdings, Inc.	340	13,620
United America Indemnity Ltd., Class A*	3,380	43,298
United Fire & Casualty Co.	710	22,060
Unitrin, Inc.	4,730	75,396
Unum Group	2,200	40,920
Zenith National Insurance Corp.	450	14,206

		3,048,003

Real Estate Investment Trusts (REITs) (2.8%)
Acadia Realty Trust (REIT)	240	3,425
Agree Realty Corp. (REIT)	490	8,884
Alexander’s, Inc. (REIT)	30	7,647
Alexandria Real Estate Equities, Inc. (REIT)	1,070	64,564
American Campus Communities, Inc. (REIT)	430	8,806
Arbor Realty Trust, Inc. (REIT)	370	1,092
Ashford Hospitality Trust, Inc. (REIT)	4,830	5,554
Associated Estates Realty Corp. (REIT)	570	5,204
BioMed Realty Trust, Inc. (REIT)	5,120	60,006
Brandywine Realty Trust (REIT)	2,250	17,348
CapLease, Inc. (REIT)	1,730	2,993
CBL & Associates Properties, Inc. (REIT)	1,270	8,255
Cedar Shopping Centers, Inc. (REIT)	1,030	7,292
Colonial Properties Trust (REIT)	1,000	8,330
Corporate Office Properties Trust SBI/Maryland (REIT)	1,360	41,752
DCT Industrial Trust, Inc. (REIT)	1,100	5,566
DiamondRock Hospitality Co. (REIT)	8,630	43,754
Digital Realty Trust, Inc. (REIT)	1,860	61,101
EastGroup Properties, Inc. (REIT)	1,420	50,524

	Number of Shares	Value (Note 1)
Entertainment Properties Trust (REIT)	2,200	$65,560
Equity Lifestyle Properties, Inc. (REIT)	520	19,947
Equity One, Inc. (REIT)	420	7,434
Extra Space Storage, Inc. (REIT)	2,710	27,967
FelCor Lodging Trust, Inc. (REIT)	7,150	13,156
First Industrial Realty Trust, Inc. (REIT)	4,510	34,051
First Potomac Realty Trust (REIT)	440	4,092
Glimcher Realty Trust (REIT)	480	1,349
Gramercy Capital Corp./New York (REIT)	580	742
Healthcare Realty Trust, Inc. (REIT)	1,670	39,212
Hersha Hospitality Trust (REIT)	1,030	3,090
Highwoods Properties, Inc. (REIT)	3,220	88,099
Home Properties, Inc. (REIT)	1,540	62,524
Inland Real Estate Corp. (REIT)	4,030	52,309
Investors Real Estate Trust (REIT)	190	2,035
Kite Realty Group Trust (REIT)	2,190	12,176
LaSalle Hotel Properties (REIT)	1,980	21,879
Lexington Realty Trust (REIT)	3,200	16,000
LTC Properties, Inc. (REIT)	1,530	31,028
Medical Properties Trust, Inc. (REIT)	3,040	19,182
Mid-America Apartment Communities, Inc. (REIT)	1,700	63,172
National Health Investors, Inc. (REIT)	880	24,138
National Retail Properties,Inc. (REIT)	5,260	90,419
Nationwide Health Properties, Inc. (REIT)	3,030	87,022
Omega Healthcare Investors, Inc. (REIT)	5,210	83,204
Parkway Properties, Inc./Maryland (REIT)	1,260	22,680
Pennsylvania Real Estate Investment Trust (REIT)	2,340	17,433
Post Properties, Inc. (REIT)	490	8,085
Potlatch Corp. (REIT)	1,460	37,975
PS Business Parks, Inc. (REIT)	650	29,029
Ramco-Gershenson Properties Trust (REIT)	740	4,573
Realty Income Corp. (REIT)	2,530	58,570
Saul Centers, Inc. (REIT)	330	13,035
Senior Housing Properties Trust (REIT)	6,670	119,526
SL Green Realty Corp. (REIT)	1,370	35,483
Sovran Self Storage, Inc. (REIT)	560	20,160
Strategic Hotels & Resorts, Inc. (REIT)	3,710	6,233
Sunstone Hotel Investors, Inc. (REIT)	3,521	21,795
Tanger Factory Outlet Centers (REIT)	1,000	37,620
Taubman Centers, Inc. (REIT)	680	17,313
Universal Health Realty Income Trust (REIT)	50	1,646
Urstadt Biddle Properties, Inc. (REIT), Class A	130	2,071
Washington Real Estate Investment Trust (REIT)	1,430	40,469

		1,775,580

Real Estate Management & Development (0.1%)
Avatar Holdings, Inc.*	250	6,630

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
CB Richard Ellis Group, Inc., Class A*	4,230	$18,274
Consolidated-Tomoka Land Co.	50	1,910
Forest City Enterprises, Inc., Class A	2,350	15,745
Forestar Group, Inc.*	260	2,475
Jones Lang LaSalle, Inc.	1,010	27,977
Tejon Ranch Co.*	10	247

		73,258

Thrifts & Mortgage Finance (0.9%)
Anchor Bancorp Wisconsin, Inc.	930	2,567
Bank Mutual Corp.	3,420	39,467
BankFinancial Corp.	270	2,751
Corus Bankshares, Inc.	390	433
Dime Community Bancshares, Inc.	5,090	67,697
Doral Financial Corp.*	100	750
Encore Bancshares, Inc.*	590	6,490
First Niagara Financial Group, Inc.	490	7,923
First Place Financial Corp./Ohio	470	1,800
Flagstar Bancorp, Inc.*	1,520	1,079
Flushing Financial Corp.	2,770	33,129
MGIC Investment Corp.	23,580	82,058
NewAlliance Bancshares, Inc.	1,170	15,409
OceanFirst Financial Corp.	500	8,300
Ocwen Financial Corp.*	5,760	52,877
PMI Group, Inc.	16,910	32,975
Provident Financial Services, Inc.	4,270	65,331
Provident New York Bancorp	3,530	43,772
Radian Group, Inc.	16,510	60,757
TierOne Corp.	710	2,663
Tree.com, Inc.*	134	348
TrustCo Bank Corp./New York	330	3,138
WSFS Financial Corp.	430	20,636

		552,350

Total Financials		10,061,462

Health Care (7.5%)
Biotechnology (1.4%)
Acorda Therapeutics, Inc.*	1,140	23,381
Alexion Pharmaceuticals, Inc.*	1,230	44,514
Allos Therapeutics, Inc.*	3,300	20,196
Alnylam Pharmaceuticals, Inc.*	460	11,376
Array BioPharma, Inc.*	550	2,228
Celldex Therapeutics, Inc.*	940	7,445
Cepheid, Inc.*	880	9,134
Cubist Pharmaceuticals, Inc.*	4,660	112,586
CV Therapeutics, Inc.*	4,140	38,129
Dendreon Corp.*	5,030	23,037
Emergent Biosolutions, Inc.*	3,110	81,202
Enzon Pharmaceuticals, Inc.*	7,600	44,308
Facet Biotech Corp.*	2,514	24,109
Geron Corp.*	1,740	8,126
GTx, Inc.*	1,180	19,871
Halozyme Therapeutics, Inc.*	470	2,632
Human Genome Sciences, Inc.*	5,360	11,363
Incyte Corp.*	2,610	9,892
Isis Pharmaceuticals, Inc.*	490	6,948
Ligand Pharmaceuticals, Inc., Class B*	880	2,411
MannKind Corp.*	3,060	10,496
Martek Biosciences Corp.*	2,020	61,226
Momenta Pharmaceuticals, Inc.*	4,470	51,852
Myriad Genetics, Inc.*	790	52,345
Nabi Biopharmaceuticals*	810	2,714
NPS Pharmaceuticals, Inc.*	950	5,900
OSI Pharmaceuticals, Inc.*	290	11,325
Osiris Therapeutics, Inc.*	590	11,304

	Number of Shares	Value (Note 1)
PDL BioPharma, Inc.	12,280	$75,890
Progenics Pharmaceuticals, Inc.*	2,510	25,878
Rigel Pharmaceuticals, Inc.*	1,090	8,720
RXi Pharmaceuticals Corp.*	348	2,001
Savient Pharmaceuticals, Inc.*	5,330	30,861
ZymoGenetics, Inc.*	870	2,610

		856,010

Health Care Equipment & Supplies (1.6%)
Abaxis, Inc.*	800	12,824
Advanced Medical Optics, Inc.*	3,460	22,871
Align Technology, Inc.*	3,750	32,813
American Medical Systems Holdings, Inc.*	780	7,012
Analogic Corp.	3,170	86,478
AngioDynamics, Inc.*	1,260	17,249
Cardiac Science Corp.*	140	1,050
CONMED Corp.*	2,490	59,611
CryoLife, Inc.*	4,420	42,918
Cyberonics, Inc.*	4,390	72,742
Datascope Corp.	1,380	72,091
Exactech, Inc.*	1,150	19,366
Invacare Corp.	550	8,536
Inverness Medical Innovations, Inc.*	680	12,859
IRIS International, Inc.*	890	12,407
Kensey Nash Corp.*	2,750	53,377
Merit Medical Systems, Inc.*	4,000	71,720
Natus Medical, Inc.*	2,790	36,130
Neogen Corp.*	190	4,746
Orthofix International N.V.*	750	11,498
Palomar Medical Technologies, Inc.*	1,170	13,490
Quidel Corp.*	4,370	57,116
Sirona Dental Systems, Inc.*	730	7,665
Somanetics Corp.*	2,480	40,945
SonoSite, Inc.*	1,490	28,429
Spectranetics Corp.*	180	470
Stereotaxis, Inc.*	520	2,288
STERIS Corp.	2,000	47,780
Symmetry Medical, Inc.*	1,440	11,477
Synovis Life Technologies, Inc.*	1,580	29,609
Vnus Medical Technologies, Inc.*	1,600	25,952
Volcano Corp.*	590	8,850
Zoll Medical Corp.*	3,270	61,770

		994,139

Health Care Providers & Services (3.2%)
Air Methods Corp.*	210	3,358
Alliance Imaging, Inc.*	4,430	35,307
Almost Family, Inc.*	440	19,791
AMERIGROUP Corp.*	7,120	210,182
AMN Healthcare Services, Inc.*	3,770	31,894
Assisted Living Concepts, Inc., Class A*	1,220	5,063
athenahealth, Inc.*	190	7,148
Brookdale Senior Living, Inc.	4,700	26,226
Catalyst Health Solutions, Inc.*	2,680	65,258
Centene Corp.*	9,060	178,573
Chemed Corp.	2,690	106,981
Chindex International, Inc.*	540	4,293
CIGNA Corp.	1,890	31,847
Community Health Systems, Inc.*	820	11,956
Corvel Corp.*	610	13,408
Coventry Health Care, Inc.*	770	11,458
Cross Country Healthcare, Inc.*	2,660	23,381
Ensign Group, Inc.	240	4,018
Gentiva Health Services, Inc.*	1,010	29,553

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Hanger Orthopedic Group, Inc.*	4,730	$68,632
Health Management Associates, Inc., Class A*	3,390	6,068
Health Net, Inc.*	4,620	50,312
HealthSouth Corp.*	390	4,274
Healthspring, Inc.*	7,510	149,975
Healthways, Inc.*	2,430	27,896
inVentiv Health, Inc.*	2,130	24,580
Kindred Healthcare, Inc.*	6,330	82,417
Landauer, Inc.	1,370	100,421
LifePoint Hospitals, Inc.*	8,070	184,319
Lincare Holdings, Inc.*	3,260	87,792
MedCath Corp.*	1,200	12,528
Molina Healthcare, Inc.*	3,840	67,622
Odyssey HealthCare, Inc.*	1,930	17,853
Owens & Minor, Inc.	120	4,518
Pediatrix Medical Group, Inc.*	1,030	32,651
PharMerica Corp.*	4,650	72,865
Providence Service Corp.*	430	624
RehabCare Group, Inc.*	3,990	60,488
Res-Care, Inc.*	2,390	35,898
Skilled Healthcare Group, Inc., Class A*	750	6,330
Sun Healthcare Group, Inc.*	800	7,080
Universal American Financial Corp.*	2,820	24,872
WellCare Health Plans, Inc.*	5,090	65,457

		2,015,167

Health Care Technology (0.1%)
Allscripts-Misys Healthcare Solutions, Inc.	2,780	27,578
Computer Programs & Systems, Inc.	750	20,100
IMS Health, Inc.	490	7,428
Omnicell, Inc.*	2,500	30,525

		85,631

Life Sciences Tools & Services (0.5%)
Albany Molecular Research, Inc.*	3,990	38,863
Bio-Rad Laboratories, Inc., Class A*	310	23,346
Bruker Corp.*	590	2,383
Dionex Corp.*	100	4,485
Enzo Biochem, Inc.*	230	1,125
eResearchTechnology, Inc.*	6,810	45,150
Kendle International, Inc.*	390	10,031
Life Sciences Research, Inc.*	660	6,204
Luminex Corp.*	2,610	55,750
Medivation, Inc.*	2,100	30,597
Nektar Therapeutics*	3,670	20,405
PAREXEL International Corp.*	5,560	53,988
Sequenom, Inc.*	880	17,459
Varian, Inc.*	1,130	37,866

		347,652

Pharmaceuticals (0.7%)
Adolor Corp.*	4,690	7,785
Auxilium Pharmaceuticals, Inc.*	1,440	40,954
BioMimetic Therapeutics, Inc.*	470	4,333
CPEX Pharmaceuticals, Inc.*	30	292
Cypress Bioscience, Inc.*	1,020	6,977
Durect Corp.*	450	1,525
Forest Laboratories, Inc.*	1,210	30,819
King Pharmaceuticals, Inc.*	3,790	40,250
KV Pharmaceutical Co., Class A*	770	2,218
Medicis Pharmaceutical Corp., Class A	11,170	155,263
MiddleBrook Pharmaceuticals, Inc.*	1,840	2,760
Noven Pharmaceuticals, Inc.*	3,410	37,510
Optimer Pharmaceuticals Inc.*	290	3,512

	Number of Shares	Value (Note 1)
Pain Therapeutics, Inc.*	3,110	$18,411
Par Pharmaceutical Cos., Inc.*	2,290	30,709
Pozen, Inc.*	1,740	8,770
Questcor Pharmaceuticals, Inc.*	490	4,562
Salix Pharmaceuticals Ltd.*	2,140	18,896
Valeant Pharmaceuticals International*	390	8,931
ViroPharma, Inc.*	550	7,161
Vivus, Inc.*	4,440	23,621

		455,259

Total Health Care		4,753,858

Industrials (21.1%)
Aerospace & Defense (1.5%)
Aerovironment, Inc.*	980	36,074
American Science & Engineering, Inc.	180	13,313
Applied Signal Technology, Inc.	100	1,794
Argon ST, Inc.*	1,320	24,895
Axsys Technologies, Inc.*	330	18,104
BE Aerospace, Inc.*	9,610	73,901
Ceradyne, Inc.*	5,870	119,220
Cubic Corp.	4,320	117,504
Ducommun, Inc.	3,180	53,106
DynCorp International, Inc., Class A*	4,970	75,395
Esterline Technologies Corp.*	4,710	178,462
GenCorp, Inc.*	5,950	21,896
Goodrich Corp.	610	22,582
Herley Industries, Inc.*	310	3,807
Ladish Co., Inc.*	720	9,972
Precision Castparts Corp.	520	30,929
Taser International, Inc.*	2,250	11,880
Triumph Group, Inc.	2,500	106,150

		918,984

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	1,030	185
Atlas Air Worldwide Holdings, Inc.*	3,190	60,291
Hub Group, Inc., Class A*	940	24,938
Pacer International, Inc.	9,160	95,539

		180,953

Airlines (0.8%)
Continental Airlines, Inc., Class B*	2,480	44,789
Hawaiian Holdings, Inc.*	8,990	57,356
Republic Airways Holdings, Inc.*	7,300	77,891
SkyWest, Inc.	8,190	152,334
U.S. Airways Group, Inc.*	15,910	122,984
UAL Corp.	7,130	78,573

		533,927

Building Products (1.3%)
AAON, Inc.	3,140	65,563
American Woodmark Corp.	1,150	20,965
Ameron International Corp.	1,770	111,369
Apogee Enterprises, Inc.	4,740	49,106
Armstrong World Industries, Inc.	2,950	63,779
Gibraltar Industries, Inc.	6,420	76,655
Griffon Corp.*	5,436	50,718
Insteel Industries, Inc.	5,680	64,127
Lennox International, Inc.	940	30,353
NCI Building Systems, Inc.*	5,140	83,782
Quanex Building Products Corp.	7,560	70,837
Trex Co., Inc.*	3,290	54,153
Universal Forest Products, Inc.	3,340	89,879

		831,286

Commercial Services & Supplies (2.8%)
ACCO Brands Corp.*	3,910	13,489

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
American Ecology Corp.	3,250	$65,747
American Reprographics Co.*	5,340	36,846
Amrep Corp.*	170	5,318
ATC Technology Corp.*	2,640	38,623
Bowne & Co., Inc.	4,160	24,461
Brink’s Co.	1,070	28,762
Casella Waste Systems, Inc., Class A*	1,070	4,366
Cenveo, Inc.*	4,290	19,090
Clean Harbors, Inc.*	390	24,742
Comfort Systems USA, Inc.	9,210	98,179
Consolidated Graphics, Inc.*	3,070	69,505
Copart, Inc.*	190	5,166
Cornell Cos., Inc.*	2,690	50,007
Courier Corp.	436	7,804
Deluxe Corp.	12,820	191,787
EnergySolutions, Inc.	4,230	23,899
Ennis, Inc.	2,080	25,189
G&K Services, Inc., Class A	2,440	49,337
Herman Miller, Inc.	10,610	138,248
HNI Corp.	7,200	114,048
Interface, Inc., Class A	13,690	63,522
Kimball International, Inc., Class B	2,350	20,233
Knoll, Inc.	6,550	59,081
M&F Worldwide Corp.*	390	6,025
McGrath RentCorp	1,330	28,409
Metalico, Inc.*	3,710	5,750
PRG-Schultz International, Inc.*	140	571
R.R. Donnelley & Sons Co.	3,260	44,271
Schawk, Inc.	2,890	33,119
Standard Parking Corp.*	640	12,378
Standard Register Co.	4,670	41,703
Steelcase, Inc., Class A	19,690	110,658
Sykes Enterprises, Inc.*	2,430	46,462
Team, Inc.*	1,940	53,738
United Stationers, Inc.*	2,630	88,079
Viad Corp.	4,190	103,661
Waste Services, Inc.*	1,410	9,278

		1,761,551

Construction & Engineering (1.9%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	8,530	85,726
Dycom Industries, Inc.*	11,020	90,584
EMCOR Group, Inc.*	11,590	259,964
Fluor Corp.	710	31,858
Furmanite Corp.*	800	4,312
Granite Construction, Inc.	2,420	106,311
Insituform Technologies, Inc., Class A*	3,990	78,563
Integrated Electrical Services, Inc.*	1,800	15,768
KBR, Inc.	130	1,976
Layne Christensen Co.*	420	10,084
MasTec, Inc.*	9,510	110,126
Michael Baker Corp.*	1,660	61,271
Northwest Pipe Co.*	1,520	64,767
Orion Marine Group, Inc.*	130	1,256
Perini Corp.*	8,450	197,561
Pike Electric Corp.*	3,750	46,125
Shaw Group, Inc.*	1,660	33,980

		1,200,232

Electrical Equipment (2.0%)
A.O. Smith Corp.	4,520	133,430
Acuity Brands, Inc.	5,600	195,496
Advanced Battery Technologies, Inc.*	690	1,835
AZZ, Inc.*	2,400	60,240

	Number of Shares	Value (Note 1)
Baldor Electric Co.	8,670	$154,760
Belden, Inc.	8,740	182,491
Brady Corp., Class A	1,390	33,291
C&D Technologies, Inc.*	1,870	5,853
Day4 Energy, Inc.*	7,000	4,933
Encore Wire Corp.	4,740	89,870
EnerSys*	1,290	14,190
FuelCell Energy, Inc.*	760	2,949
Fushi Copperweld, Inc.*	210	1,107
GrafTech International Ltd.*	23,450	195,104
Hubbell, Inc., Class B	380	12,418
II-VI, Inc.*	540	10,309
LSI Industries, Inc.	1,580	10,855
Plug Power, Inc.*	410	418
Polypore International, Inc.*	590	4,460
Powell Industries, Inc.*	2,040	59,201
Regal-Beloit Corp.	160	6,078
Rockwell Automation, Inc.	750	24,180
Valence Technology, Inc.*	5,000	9,100
Vicor Corp.	1,850	12,229
Woodward Governor Co.	1,300	29,926

		1,254,723

Industrial Conglomerates (0.3%)
McDermott International, Inc.*	590	5,829
Raven Industries, Inc.	2,090	50,369
Standex International Corp.	1,160	23,015
Tredegar Corp.	4,690	85,264

		164,477

Machinery (5.3%)
3D Systems Corp.*	60	477
Actuant Corp., Class A	6,870	130,667
AGCO Corp.*	200	4,718
Albany International Corp., Class A	220	2,825
Altra Holdings, Inc.*	3,400	26,894
American Railcar Industries, Inc.	330	3,475
Ampco-Pittsburgh Corp.	2,720	59,024
Astec Industries, Inc.*	160	5,013
Badger Meter, Inc.	2,760	80,095
Barnes Group, Inc.	8,160	118,320
Blount International, Inc.*	7,450	70,626
Briggs & Stratton Corp.	3,490	61,389
Bucyrus International, Inc.	1,900	35,188
Cascade Corp.	510	15,229
Chart Industries, Inc.*	6,560	69,733
CIRCOR International, Inc.	3,790	104,225
Colfax Corp.*	1,210	12,572
Columbus McKinnon Corp.*	4,520	61,698
Commercial Vehicle Group, Inc.*	330	307
Crane Co.	3,960	68,270
Cummins, Inc.	1,670	44,639
Dover Corp.	1,260	41,479
Dynamic Materials Corp.	590	11,393
EnPro Industries, Inc.*	5,530	119,116
Federal Signal Corp.	9,180	75,368
Flowserve Corp.	120	6,180
Gardner Denver, Inc.*	8,410	196,289
Gorman-Rupp Co.	3,085	96,005
Graco, Inc.	3,010	71,427
Graham Corp.	1,260	13,633
Greenbrier Cos., Inc.	600	4,122
Harsco Corp.	1,250	34,600
Hurco Cos., Inc.*	500	6,000
IDEX Corp.	750	18,113
Ingersoll-Rand Co., Ltd., Class A	4,320	74,952

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
John Bean Technologies Corp.	1,650	$13,481
Joy Global, Inc.	620	14,192
Kadant, Inc.*	3,250	43,810
Kennametal, Inc.	5,070	112,503
K-Tron International, Inc.*	80	6,392
L.B. Foster Co., Class A*	1,190	37,223
Lincoln Electric Holdings, Inc.	440	22,409
Lydall, Inc.*	1,590	9,143
Manitowoc Co., Inc.	10,330	89,458
McCoy Corp.	3,100	3,390
Met-Pro Corp.	220	2,930
Mueller Industries, Inc.	5,930	148,724
Mueller Water Products, Inc., Class A	10,030	84,252
NACCO Industries, Inc., Class A	340	12,720
Navistar International Corp.*	950	20,311
NN, Inc.	1,160	2,656
Nordson Corp.	270	8,718
Oshkosh Corp.	15,500	137,795
Parker Hannifin Corp.	470	19,994
RBC Bearings, Inc.*	440	8,923
Robbins & Myers, Inc.	4,890	79,071
Sauer-Danfoss, Inc.	2,090	18,288
Sun Hydraulics Corp.	3,490	65,752
Tecumseh Products Co., Class A*	4,300	41,194
Tennant Co.	1,140	17,556
Terex Corp.*	2,150	37,238
Thermadyne Holdings Corp.*	590	4,053
Timken Co.	8,070	158,414
Titan International, Inc.	9,737	80,330
Toro Co.	5,800	191,400
Trimas Corp.*	60	83
Trinity Industries, Inc.	3,350	52,796
Twin Disc, Inc.	430	2,963
Wabash National Corp.	4,350	19,575
Watts Water Technologies, Inc., Class A	190	4,744
Xerium Technologies, Inc.*	3,500	2,310

		3,318,852

Marine (0.4%)
Alexander & Baldwin, Inc.	300	7,518
American Commercial Lines, Inc.*	7,630	37,387
Excel Maritime Carriers Ltd.	1,860	13,094
Genco Shipping & Trading Ltd.	5,260	77,848
Horizon Lines, Inc., Class A	1,160	4,048
Kirby Corp.*	970	26,539
Safe Bulkers, Inc.	5,410	36,139
Star Bulk Carriers Corp.	5,678	14,593
TBS International Ltd., Class A*	5,660	56,770
Ultrapetrol Bahamas Ltd.*	240	766

		274,702

Professional Services (2.5%)
Acacia Research-Acacia Technologies*	1,480	4,499
Administaff, Inc.	5,770	125,094
Advisory Board Co.*	230	5,129
CBIZ, Inc.*	9,370	81,050
CDI Corp.	5,110	66,123
COMSYS IT Partners, Inc.*	890	1,994
Corporate Executive Board Co.	2,500	55,150
CoStar Group, Inc.*	1,800	59,292
CRA International, Inc.*	2,290	61,670
Equifax, Inc.	710	18,829
Exponent, Inc.*	3,400	102,272
First Advantage Corp., Class A*	1,340	18,961

	Number of Shares	Value (Note 1)
Heidrick & Struggles International, Inc.	2,820	$60,743
Hill International, Inc.*	4,240	29,850
Hudson Highland Group, Inc.*	2,860	9,581
ICF International, Inc.*	1,830	44,963
Kelly Services, Inc., Class A	3,990	51,910
Kforce, Inc.*	2,340	17,971
Korn/Ferry International*	10,060	114,885
Manpower, Inc.	1,200	40,788
Monster Worldwide, Inc.*	13,340	161,281
MPS Group, Inc.*	21,550	162,271
On Assignment, Inc.*	3,640	20,639
Resources Connection, Inc.*	7,890	129,238
School Specialty, Inc.*	2,300	43,976
Spherion Corp.*	5,680	12,553
TrueBlue, Inc.*	11,150	106,705

		1,607,417

Road & Rail (0.8%)
Amerco, Inc.*	400	13,812
Arkansas Best Corp.	5,240	157,776
Avis Budget Group, Inc.*	22,370	15,659
Celadon Group, Inc.*	1,460	12,454
Hertz Global Holdings, Inc.*	6,860	34,780
Marten Transport Ltd.*	3,760	71,290
Werner Enterprises, Inc.	8,380	145,309
YRC Worldwide, Inc.*	13,310	38,200

		489,280

Trading Companies & Distributors (1.2%)
Applied Industrial Technologies, Inc.	6,870	129,980
Beacon Roofing Supply, Inc.*	4,060	56,353
BlueLinx Holdings, Inc.*	350	662
DXP Enterprises, Inc.*	660	9,643
GATX Corp.	2,210	68,444
H&E Equipment Services, Inc.*	2,740	21,125
Houston Wire & Cable Co.	4,230	39,381
Interline Brands, Inc.*	1,070	11,374
MSC Industrial Direct Co., Class A	600	22,098
RSC Holdings, Inc.*	1,170	9,968
Rush Enterprises, Inc., Class A*	5,760	49,363
TAL International Group, Inc.	980	13,818
Textainer Group Holdings Ltd.	1,330	14,098
United Rentals, Inc.*	15,474	141,123
Watsco, Inc.	320	12,288
WESCO International, Inc.*	9,460	181,916

		781,634

Transportation Infrastructure (0.0%)
CAI International, Inc.*	3,220	10,207

Total Industrials		13,328,225

Information Technology (21.1%)
Communications Equipment (3.2%)
3Com Corp.*	34,130	77,816
Acme Packet, Inc.*	2,780	14,623
ADTRAN, Inc.	6,380	94,934
Avocent Corp.*	9,770	174,981
Bel Fuse, Inc., Class A	100	1,804
BigBand Networks, Inc.*	2,040	11,261
Black Box Corp.	1,690	44,143
Brocade Communications Systems, Inc.*	37,910	106,148
Ciena Corp.*	12,590	84,353
CommScope, Inc.*	6,000	93,240
Comtech Telecommunications Corp.*	660	30,241

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
DG FastChannel, Inc.*	140	$1,747
Digi International, Inc.*	1,630	13,219
EchoStar Corp., Class A*	890	13,234
EMS Technologies, Inc.*	2,290	59,242
Emulex Corp.*	19,960	139,321
Extreme Networks, Inc.*	2,300	5,382
F5 Networks, Inc.*	930	21,260
Finisar Corp.*	10,780	4,096
Harris Stratex Networks, Inc., Class A*	1,140	5,882
Hughes Communications, Inc.*	460	7,332
InterDigital, Inc.*	4,910	135,025
Ixia*	6,710	38,784
JDS Uniphase Corp.*	37,640	137,386
Loral Space & Communications, Inc.*	40	581
NETGEAR, Inc.*	1,560	17,800
Oplink Communications, Inc.*	670	5,762
Parkervision, Inc.*	1,590	3,927
Performance Technologies, Inc.*	190	635
Plantronics, Inc.	11,720	154,704
Polycom, Inc.*	3,460	46,745
Powerwave Technologies, Inc.*	23,830	11,915
SeaChange International, Inc.*	3,510	25,307
ShoreTel, Inc.*	1,270	5,702
Sonus Networks, Inc.*	3,540	5,593
Starent Networks Corp.*	850	10,141
Symmetricom, Inc.*	570	2,252
Tekelec*	8,630	115,124
Tellabs, Inc.*	41,650	171,598
Utstarcom, Inc.*	13,090	24,217
ViaSat, Inc.*	2,420	58,274

		1,975,731

Computers & Peripherals (1.6%)
3PAR, Inc.*	2,820	21,517
Adaptec, Inc.*	13,460	44,418
Avid Technology, Inc.*	4,630	50,513
Compellent Technologies, Inc.*	350	3,405
Electronics for Imaging, Inc.*	7,710	73,708
Hutchinson Technology, Inc.*	1,510	5,255
Hypercom Corp.*	170	184
Imation Corp.	4,730	64,186
Intermec, Inc.*	1,370	18,194
Lexmark International, Inc., Class A*	1,340	36,046
NCR Corp.*	2,360	33,370
NetApp, Inc.*	500	6,985
Netezza Corp.*	5,070	33,665
Palm, Inc.*	5,860	17,990
QLogic Corp.*	17,750	238,560
Rackable Systems, Inc.*	1,100	4,334
Seagate Technology	9,040	40,047
STEC, Inc.*	9,390	40,001
Stratasys, Inc.*	460	4,945
Sun Microsystems, Inc.*	6,030	23,035
Synaptics, Inc.*	8,215	136,040
Teradata Corp.*	940	13,940
Western Digital Corp.*	7,150	81,868
Xyratex Ltd.*	1,400	4,130

		996,336

Electronic Equipment, Instruments & Components (3.1%)
Agilent Technologies, Inc.*	2,250	35,168
Agilysys, Inc.	470	2,016
Amphenol Corp., Class A	1,710	41,006
Anixter International, Inc.*	1,670	50,300
Arrow Electronics, Inc.*	4,840	91,186

	Number of Shares	Value (Note 1)
Avnet, Inc.*	1,110	$20,213
Benchmark Electronics, Inc.*	13,820	176,481
Brightpoint, Inc.*	6,100	26,535
Cogent, Inc.*	2,600	35,282
Cognex Corp.	3,930	58,164
Coherent, Inc.*	2,790	59,873
CPI International, Inc.*	10	87
CTS Corp.	7,420	40,884
Daktronics, Inc.	1,860	17,410
DTS, Inc.*	3,140	57,619
Electro Rent Corp.	60	670
Electro Scientific Industries, Inc.*	2,860	19,419
Gerber Scientific, Inc.*	950	4,854
Ingram Micro, Inc., Class A*	2,690	36,019
Insight Enterprises, Inc.*	5,460	37,674
Itron, Inc.*	240	15,298
Jabil Circuit, Inc.	2,080	14,040
L-1 Identity Solutions, Inc.*	290	1,955
Littelfuse, Inc.*	3,320	55,112
Measurement Specialties, Inc.*	30	208
Methode Electronics, Inc.	8,010	53,987
Molex, Inc.	2,120	30,719
MTS Systems Corp.	2,050	54,612
Multi-Fineline Electronix, Inc.*	4,480	52,371
Nam Tai Electronics, Inc.	1,670	9,185
National Instruments Corp.	560	13,642
Newport Corp.*	2,980	20,204
OSI Systems, Inc.*	1,900	26,315
Park Electrochemical Corp.	2,480	47,021
PC Connection, Inc.*	660	3,379
Plexus Corp.*	6,600	111,870
RadiSys Corp.*	90	498
Rofin-Sinar Technologies, Inc.*	5,880	121,010
Rogers Corp.*	2,040	56,651
Sanmina-SCI Corp.*	39,150	18,400
Scansource, Inc.*	2,760	53,185
SYNNEX Corp.*	6,140	69,566
Tech Data Corp.*	5,890	105,078
Technitrol, Inc.	6,000	20,880
Trimble Navigation Ltd.*	1,790	38,682
TTM Technologies, Inc.*	9,560	49,808
Universal Display Corp.*	290	2,740
Vishay Intertechnology, Inc.*	33,440	114,365
Zygo Corp.*	160	1,106

		1,972,747

Internet Software & Services (2.1%)
Akamai Technologies, Inc.*	750	11,318
Art Technology Group, Inc.*	5,750	11,098
AsiaInfo Holdings, Inc.*	6,100	72,224
Digital River, Inc.*	6,650	164,920
EarthLink, Inc.*	13,420	90,719
Imergent, Inc.	1,170	4,855
Interwoven, Inc.*	2,700	34,020
j2 Global Communications, Inc.*	8,780	175,951
Knot, Inc.*	1,370	11,398
Limelight Networks, Inc.*	140	343
LoopNet, Inc.*	3,660	24,961
Marchex, Inc., Class B	3,940	22,970
ModusLink Global Solutions, Inc.*	3,430	9,913
Move, Inc.*	1,230	1,968
NaviSite, Inc.*	1,090	436
NIC, Inc.	4,110	18,906
Open Text Corp.*	5,440	163,907
Perficient, Inc.*	730	3,489

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
RealNetworks, Inc.*	4,730	$16,697
S1 Corp.*	11,760	92,786
Sohu.com, Inc.*	490	23,197
SonicWALL, Inc.*	7,000	27,860
Soundbite Communications, Inc.*	1,370	1,767
Switch & Data Facilities Co., Inc.*	1,020	7,538
TheStreet.com, Inc.	1,650	4,785
United Online, Inc.	11,140	67,620
ValueClick, Inc.*	15,390	105,268
VeriSign, Inc.*	1,020	19,462
Vignette Corp.*	5,700	53,637
VistaPrint Ltd.*	1,340	24,937
Vocus, Inc.*	1,760	32,050
Zix Corp.*	1,170	1,392

		1,302,392

IT Services (2.1%)
Acxiom Corp.	16,580	134,464
Cass Information Systems, Inc.	20	609
CIBER, Inc.*	14,669	70,558
Computer Sciences Corp.*	1,030	36,194
Convergys Corp.*	23,900	153,199
CSG Systems International, Inc.*	7,570	132,248
DST Systems, Inc.*	320	12,154
Euronet Worldwide, Inc.*	1,130	13,119
ExlService Holdings, Inc.*	1,370	11,741
Forrester Research, Inc.*	2,050	57,831
Gartner, Inc.*	2,740	48,854
Global Cash Access Holdings, Inc.*	5,820	12,920
Hackett Group, Inc.*	380	1,110
Heartland Payment Systems, Inc.	1,420	24,850
Hewitt Associates, Inc., Class A*	950	26,961
iGATE Corp.*	3,360	21,874
infoGROUP, Inc.	1,730	8,200
Integral Systems, Inc.*	3,740	45,067
Mastech Holdings, Inc.*	53	126
MAXIMUS, Inc.	600	21,066
NCI, Inc., Class A*	770	23,200
Ness Technologies, Inc.*	2,010	8,603
NeuStar, Inc., Class A*	4,570	87,424
Online Resources Corp.*	110	521
Perot Systems Corp., Class A*	9,540	130,412
RightNow Technologies, Inc.*	4,750	36,717
Sapient Corp.*	18,790	83,428
Syntel, Inc.	640	14,797
TeleTech Holdings, Inc.*	8,760	73,146
Total System Services, Inc.	1,060	14,840
Unisys Corp.*	26,130	22,210
Wright Express Corp.*	1,030	12,978

		1,341,421

Office Electronics (0.2%)
Xerox Corp.	4,020	32,040
Zebra Technologies Corp., Class A*	5,020	101,705

		133,745

Semiconductors & Semiconductor Equipment (5.6%)
Actel Corp.*	4,980	58,366
Advanced Analogic Technologies, Inc.*	230	695
Advanced Energy Industries, Inc.*	7,490	74,525
Advanced Micro Devices, Inc.*	2,660	5,746
Amkor Technology, Inc.*	37,900	82,622
Analog Devices, Inc.	2,240	42,605
Applied Micro Circuits Corp.*	8,830	34,702
Atheros Communications, Inc.*	2,620	37,492
Atmel Corp.*	53,490	167,424

	Number of Shares	Value (Note 1)
ATMI, Inc.*	5,440	$83,939
Broadcom Corp., Class A*	2,250	38,182
Brooks Automation, Inc.*	10,220	59,378
Cabot Microelectronics Corp.*	3,830	99,848
Cirrus Logic, Inc.*	10,980	29,426
Cohu, Inc.	1,980	24,057
Conexant Systems, Inc.*	1,760	1,206
Cymer, Inc.*	3,710	81,286
DSP Group, Inc.*	1,890	15,158
Entegris, Inc.*	31,020	67,934
Exar Corp.*	4,030	26,880
Fairchild Semiconductor International, Inc.*	27,150	132,764
FEI Co.*	1,600	30,176
Integrated Device Technology, Inc.*	30,130	169,029
Intellon Corp.*	1,460	3,665
International Rectifier Corp.*	3,680	49,680
Intersil Corp., Class A	8,140	74,807
IXYS Corp.	2,110	17,429
KLA-Tencor Corp.	990	21,572
Kulicke & Soffa Industries, Inc.*	1,990	3,383
Lattice Semiconductor Corp.*	21,180	31,982
LSI Corp.*	18,120	59,615
Marvell Technology Group Ltd.*	6,730	44,889
Mattson Technology, Inc.*	1,090	1,537
MEMC Electronic Materials, Inc.*	1,540	21,991
Micrel, Inc.	12,510	91,448
Microtune, Inc.*	1,450	2,958
MKS Instruments, Inc.*	9,790	144,794
Monolithic Power Systems, Inc.*	6,110	77,047
National Semiconductor Corp.	1,300	13,091
Netlogic Microsystems, Inc.*	3,290	72,413
Novellus Systems, Inc.*	7,060	87,120
NVIDIA Corp.*	2,820	22,757
OmniVision Technologies, Inc.*	7,270	38,167
ON Semiconductor Corp.*	6,980	23,732
Pericom Semiconductor Corp.*	6,880	37,702
PMC-Sierra, Inc.*	28,410	138,073
RF Micro Devices, Inc.*	28,280	22,058
Rudolph Technologies, Inc.*	530	1,871
Semtech Corp.*	12,310	138,734
Silicon Image, Inc.*	18,250	76,650
Silicon Laboratories, Inc.*	5,940	147,193
Silicon Storage Technology, Inc.*	6,400	14,656
Skyworks Solutions, Inc.*	23,660	131,076
Spansion, Inc., Class A*	970	184
Standard Microsystems Corp.*	2,780	45,425
Supertex, Inc.*	2,070	49,701
Techwell, Inc.*	620	4,030
Teradyne, Inc.*	32,090	135,420
Tessera Technologies, Inc.*	440	5,227
TriQuint Semiconductor, Inc.*	7,700	26,488
Ultra Clean Holdings, Inc.*	380	764
Ultratech, Inc.*	4,700	56,212
Varian Semiconductor Equipment Associates, Inc.*	3,980	72,118
Veeco Instruments, Inc.*	7,560	47,930
Verigy Ltd.*	5,150	49,543
Volterra Semiconductor Corp.*	6,310	45,116
Zoran Corp.*	4,010	27,388

		3,541,076

Software (3.2%)
Actuate Corp.*	262	775
Advent Software, Inc.*	710	14,179

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
ArcSight, Inc.*	160	$1,282
Aspen Technology, Inc.*	9,380	69,600
Autodesk, Inc.*	1,730	33,994
Blackbaud, Inc.	780	10,530
Bottomline Technologies, Inc.*	960	6,816
Cadence Design Systems, Inc.*	26,260	96,112
Commvault Systems, Inc.*	660	8,851
Compuware Corp.*	6,850	46,237
DemandTec, Inc.*	290	2,340
Double-Take Software, Inc.*	610	5,472
EPIQ Systems, Inc.*	2,910	48,626
FactSet Research Systems, Inc.	320	14,157
Fair Isaac Corp.	10,410	175,513
FalconStor Software, Inc.*	1,230	3,419
i2 Technologies, Inc.*	570	3,642
Interactive Intelligence, Inc.*	1,210	7,756
Jack Henry & Associates, Inc.	870	16,887
JDA Software Group, Inc.*	5,870	77,073
Kenexa Corp.*	2,420	19,312
Lawson Software, Inc.*	3,230	15,310
Manhattan Associates, Inc.*	4,910	77,627
Mentor Graphics Corp.*	9,290	48,029
Micros Systems, Inc.*	1,810	29,539
MicroStrategy, Inc., Class A*	1,710	63,492
MSC.Software Corp.*	1,170	7,816
Net 1 UEPS Technologies, Inc.*	8,160	111,792
NetScout Systems, Inc.*	2,840	24,481
Nuance Communications, Inc.*	400	4,144
Parametric Technology Corp.*	12,010	151,926
Pegasystems, Inc.	920	11,371
Phoenix Technologies Ltd.*	370	1,295
Progress Software Corp.*	3,130	60,284
PROS Holdings, Inc.*	310	1,782
Quest Software, Inc.*	10,810	136,098
Radiant Systems, Inc.*	3,850	12,974
Renaissance Learning, Inc.	40	360
Smith Micro Software, Inc.*	1,660	9,230
Solera Holdings, Inc.*	310	7,471
SPSS, Inc.*	2,260	60,930
Sybase, Inc.*	1,440	35,669
Symyx Technologies, Inc.*	700	4,158
Synchronoss Technologies, Inc.*	2,410	25,691
Synopsys, Inc.*	880	16,298
Take-Two Interactive Software, Inc.*	7,320	55,339
Taleo Corp., Class A*	3,000	23,490
The9 Ltd. (ADR)*	280	3,730
TIBCO Software, Inc.*	35,090	182,117
Tyler Technologies, Inc.*	4,290	51,394
Ultimate Software Group, Inc.*	780	11,388
Wind River Systems, Inc.*	14,420	130,212

		2,038,010

Total Information Technology		13,301,458

Materials (5.7%)
Chemicals (2.7%)
A. Schulman, Inc.	4,210	71,570
American Vanguard Corp.	670	7,839
Arch Chemicals, Inc.	30	782
Ashland, Inc.	12,231	128,548
Balchem Corp.	1,080	26,903
Cabot Corp.	880	13,464
Calgon Carbon Corp.*	2,980	45,773
Celanese Corp., Class A	490	6,091
CF Industries Holdings, Inc.	730	35,887
Chemtura Corp.	44,100	61,740

	Number of Shares	Value (Note 1)
Cytec Industries, Inc.	1,650	$35,013
Eastman Chemical Co.	440	13,952
Ferro Corp.	8,130	57,316
GenTek, Inc.*	270	4,063
H.B. Fuller Co.	7,790	125,497
ICO, Inc.*	3,010	9,512
Innophos Holdings, Inc.	3,710	73,495
Innospec, Inc.	4,010	23,619
Koppers Holdings, Inc.	5,030	108,749
Landec Corp.*	2,190	14,410
LSB Industries, Inc.*	1,960	16,307
Minerals Technologies, Inc.	1,890	77,301
NewMarket Corp.	1,910	66,678
Nova Chemicals Corp.	10,360	49,417
Olin Corp.	7,470	135,058
OM Group, Inc.*	3,700	78,107
Penford Corp.	140	1,417
PolyOne Corp.*	15,650	49,298
Quaker Chemical Corp.	1,530	25,169
Rockwood Holdings, Inc.*	3,640	39,312
ShengdaTech, Inc.*	610	2,147
Spartech Corp.	4,230	26,480
Stepan Co.	1,070	50,279
Terra Industries, Inc.	3,430	57,178
Valhi, Inc.	130	1,391
Valspar Corp.	3,870	70,008
W.R. Grace & Co.*	840	5,015
Zep, Inc.	4,065	78,495
Zoltek Cos., Inc.*	2,460	22,115

		1,715,395

Construction Materials (0.1%)
Headwaters, Inc.*	9,990	67,432

Containers & Packaging (0.5%)
Myers Industries, Inc.	4,460	35,680
Packaging Corp. of America	150	2,019
Rock-Tenn Co., Class A	2,300	78,614
Sealed Air Corp.	830	12,400
Smurfit-Stone Container Corp.*	27,460	7,002
Sonoco Products Co.	980	22,697
Temple-Inland, Inc.	24,250	116,400

		274,812

Metals & Mining (1.9%)
A.M. Castle & Co.	3,590	38,880
AK Steel Holding Corp.	11,990	111,747
Allegheny Technologies, Inc.	820	20,935
Amerigo Resources Ltd.	8,800	2,709
Brush Engineered Materials, Inc.*	3,140	39,941
Carpenter Technology Corp.	8,070	165,758
Century Aluminum Co.*	10,590	105,900
Farallon Resources Ltd.*	9,900	1,203
General Steel Holdings, Inc.*	1,530	6,028
Haynes International, Inc.*	1,960	48,255
Hecla Mining Co.*	13,840	38,752
Kaiser Aluminum Corp.	1,250	28,150
Olympic Steel, Inc.	2,830	57,647
Redcorp Ventures Ltd.*	46,400	1,504
Reliance Steel & Aluminum Co.	3,260	65,004
RTI International Metals, Inc.*	6,630	94,875
Schnitzer Steel Industries, Inc., Class A	4,940	185,991
Sims Group Ltd. (ADR)	6,890	85,574
Stillwater Mining Co.*	2,800	13,832
Sutor Technology Group Ltd.*	140	323

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
United States Steel Corp.	600	$22,320
Universal Stainless & Alloy Products, Inc.*	470	6,810
Worthington Industries, Inc.	6,000	66,120

		1,208,258

Paper & Forest Products (0.5%)
Buckeye Technologies, Inc.*	5,020	18,273
Clearwater Paper Corp.*	419	3,512
Deltic Timber Corp.	350	16,012
Domtar Corp.*	21,880	36,540
Glatfelter	5,720	53,196
International Paper Co.	2,660	31,388
Louisiana-Pacific Corp.	8,780	13,697
MeadWestvaco Corp.	790	8,840
Mercer International, Inc.*	1,210	2,323
Neenah Paper, Inc.	1,200	10,608
Schweitzer-Mauduit International, Inc.	1,390	27,828
Verso Paper Corp.	370	381
Wausau Paper Corp.	7,770	88,889

		311,487

Total Materials		3,577,384

Telecommunication Services (1.9%)
Diversified Telecommunication Services (1.4%)
Alaska Communications Systems Group, Inc.	3,210	30,110
Atlantic Tele-Network, Inc.	1,700	45,135
Cbeyond, Inc.*	2,240	35,795
Cincinnati Bell, Inc.*	46,170	89,108
Cogent Communications Group, Inc.*	4,090	26,708
Embarq Corp.	2,020	72,639
General Communication, Inc., Class A*	1,720	13,915
Global Crossing Ltd.*	2,170	17,230
Iowa Telecommunications Services, Inc.	5,000	71,400
NTELOS Holdings Corp.	6,570	162,016
PAETEC Holding Corp.*	980	1,411
Premiere Global Services, Inc.*	16,580	142,754
Qwest Communications International, Inc.	8,830	32,141
tw telecom, Inc.*	16,370	138,654

		879,016

Wireless Telecommunication Services (0.5%)
Centennial Communications Corp.*	18,250	147,095
ICO Global Communications Holdings Ltd.*	910	1,028
iPCS, Inc.*	1,950	13,377
NII Holdings, Inc.*	820	14,908
Syniverse Holdings, Inc.*	7,350	87,759
Telephone & Data Systems, Inc.	680	21,590
U.S. Cellular Corp.*	640	27,673
USA Mobility, Inc.*	3,540	40,958

		354,388

Total Telecommunication Services		1,233,404

Utilities (0.5%)
Gas Utilities (0.1%)
Laclede Group, Inc.	540	25,293
Northwest Natural Gas Co.	120	5,308
WGL Holdings, Inc.	1,650	53,938

		84,539

Independent Power Producers & Energy Traders (0.1%)
Canadian Hydro Developers, Inc.*	900	2,173

	Number of Shares	Value (Note 1)
Mirant Corp.*	1,090	$20,568

		22,741

Multi-Utilities (0.2%)
Avista Corp.	4,480	86,822
CH Energy Group, Inc.	1,040	53,446

		140,268

Water Utilities (0.1%)
Cascal N.V	4,600	18,492
SJW Corp.	1,520	45,509

		64,001

Total Utilities		311,549

Total Common Stocks (98.8%) (Cost $89,865,074)		62,280,544

	Number of Warrants	Value (Note 1)
WARRANT:
Materials (0.0%)
Metals & Mining (0.0%)
Redcorp Ventures Ltd., expiring 7/10/09*† (Cost $—)	23,200	—

Total Investments (98.8%) (Cost $89,865,074)		62,280,544
Other Assets Less Liabilities (1.2%)		730,729

Net Assets (100%)		$63,011,273

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value.
(b)	Illiquid Security.

Glossary:

ADR—    American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$62,280,544	$—	$—	$62,280,544
Other Investments*	—	—	—	—

Total	$62,280,544	$—	$—	$62,280,544

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$—	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	—	—

Balance as of 12/31/08	$—	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$(1,508)	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$117,540,792
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$98,594,488

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,513,741
Aggregate gross unrealized depreciation	(30,820,007)

Net unrealized depreciation	$(29,306,266)

Federal income tax cost of investments	$91,586,810

For the year ended December 31, 2008, the Portfolio incurred approximately $262 as brokerage commissions with Sanford C. Bernstein & Co., Inc., an affiliated broker/dealer.

The Portfolio has a net capital loss carryforward of $9,553,067 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (13.8%)
Asset-Backed Securities (9.3%)
Access Group, Inc.,
Series 2008-1 A
4.835%, 10/25/25(l)	$21,600,000	$19,862,755
ACE Securities Corp.,
Series 2006-NC3 A2A
0.521%, 12/25/36(b)(l)	41,203	37,670
Series 2007-ASP2 A2A
0.561%, 6/25/37(b)(l)	686,126	600,110
American Express Credit Account Master Trust,
Series 2006-A A
1.185%, 8/15/11(l)§	6,900,000	6,888,529
Amortizing Residential Collateral Trust,
Series 2002-BC4 A
0.761%, 7/25/32(b)(l)	1,269	811
Argent Securities, Inc.,
Series 2006-M3 A2A
0.521%, 10/25/36(b)(l)	63,305	60,406
Asset Backed Funding Certificates,
Series 2004-OPT5 A1
0.821%, 6/25/34(b)(l)	258,634	133,099
Series 2006-OPT3 A3A
0.531%, 11/25/36(b)(l)	24,650	23,246
Bank of America Credit Card Trust,
Series 2008-A1 A1
1.775%, 4/15/13(l)	7,700,000	6,994,616
Series 2008-A5 A5
2.395%, 12/16/13(l)	17,100,000	15,200,749
Series 2008-A7 A7
1.895%, 12/15/14(l)	19,000,000	15,804,475
Bank One Issuance Trust,
Series 2004-A5 A5
1.325%, 3/15/14(l)	2,000,000	1,731,590
Bear Stearns Asset Backed Securities Trust,
Series 2002-2 A1
1.131%, 10/25/32(b)(l)	13,124	7,756
Series 2005-4 A
0.801%, 1/25/36(b)(l)	10,759	9,804
Capital Auto Receivables Asset Trust,
Series 2008-2 A3B
2.645%, 10/15/12(l)	5,900,000	5,256,236
Carrington Mortgage Loan Trust,
Series 2006-NC5 A1
0.521%, 1/25/37(b)(l)	653,236	605,167
Chase Credit Card Master Trust,
Series 2002-3 A
1.365%, 9/15/11(l)	5,300,000	5,206,854
Chase Issuance Trust,
Series 2006-A4 A4
1.215%, 10/15/13(l)	2,175,000	1,867,842
Series 2007-A1 A1
1.215%, 3/15/13(l)	13,400,000	11,909,501
Series 2008-A7 A7
1.845%, 11/15/11(l)	19,300,000	18,476,367
Citibank Omni Master Trust,
Series 2008-A9A A9
0.561%, 3/20/13(l)§	8,000,000	7,925,405
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AHL3 A3A
0.531%, 7/25/45(b)(l)	1,776,316	1,374,720
Series 2007-AMC2 A3A
0.551%, 1/25/37(l)	593,586	490,126

	Principal Amount	Value (Note 1)
Series 2007-AMC4 A2A
0.531%, 5/25/37(b)(l)	$1,768,250	$1,418,496
Countrywide Asset-Backed Certificates,
Series 2006-11 3AV1
0.531%, 9/25/46(b)(l)	9,840	9,702
Series 2006-15 A1
0.581%, 10/25/46(b)(l)	100,417	92,689
Series 2006-18 2A1
0.521%, 3/25/37(b)(l)	250,935	240,898
Series 2006-21 2A1
0.521%, 5/25/37(b)(l)	35,655	33,214
Series 2006-22 2A1
0.521%, 5/25/47(b)(l)	41,964	38,813
Series 2006-23 2A1
0.521%, 5/25/37(b)(l)	687,427	639,722
Series 2006-24 2A1
0.521%, 6/25/47(b)(l)	804,209	737,181
Series 2006-6 2A2
0.651%, 9/25/36(b)(l)	1,642,873	1,303,625
Series 2006-8 2A1
0.501%, 1/25/46(b)(l)	16,416	16,246
Series 2007-6 2A1
0.571%, 9/25/37(b)(l)	495,312	433,616
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB6 A1
0.591%, 7/25/37(b)(l)§	2,175,984	1,970,832
Daimler Chrysler Auto Trust,
Series 2008-B A3B
3.356%, 9/10/12(l)	600,000	532,960
First Franklin Mortgage Loan Asset Backed Certificates,
Series 2006-FF15 A3
0.521%, 11/25/36(b)(l)	843,438	763,204
Series 2006-FF16 2A1
0.521%, 12/25/36(b)(l)	15,955	15,467
First NLC Trust,
Series 2007-1 A1
0.541%, 8/25/37(b)(l)§	1,699,750	1,407,085
Ford Credit Auto Owner Trust,
Series 2008-A A2
1.795%, 7/15/10(l)	4,873,010	4,757,057
Fremont Home Loan Trust,
Series 2006-C 2A1
0.521%, 10/25/36(b)(l)	30,454	27,641
Series 2006-E 2A1
0.531%, 1/25/37(b)(l)	97,113	75,695
GSAA Home Equity Trust,
Series 2007-6 A4
0.771%, 5/25/47(l)	700,000	141,393
GSAMP Trust,
Series 2006-HE7 A2A
0.511%, 10/25/46(b)(l)	27,091	25,479
Series 2006-S6 A1A
0.541%, 10/25/36(b)(l)	3,955	3,555
HFC Household Home Equity Loan Trust,
Series 2006-4 A1V
0.578%, 3/20/36(b)(l)	325,017	310,369
HSI Asset Securitization Corp. Trust,
Series 2006-HE1 2A1
0.521%, 10/25/36(b)(l)	42,326	36,515
Series 2006-HE2 2A1
0.521%, 12/25/36(b)(l)	697,060	618,742

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Series 2007-WF1 2A1
0.531%, 5/25/37(b)(l)	$1,414,700	$1,311,525
Indymac Residential Asset Backed Trust,
Series 2006-D 2A1
0.521%, 11/25/36(b)(l)	17,749	17,442
Series 2006-E 2A1
0.531%, 4/25/37(b)(l)	488,845	457,498
Series 2007-A 2A1
0.601%, 4/25/47(b)(l)	1,150,784	1,038,671
Series 2007-B 2A1
0.551%, 7/25/37(b)(l)	619,695	548,262
JP Morgan Mortgage Acquisition Corp.,
Series 2006-CH1 A2
0.521%, 7/25/36(b)(l)	48,059	44,026
Series 2006-CW2 AV2
0.511%, 8/25/36(b)(l)	8,926	8,689
Series 2006-HE3 A2
1.465%, 11/25/36(b)(l)	21,655	20,010
Series 2006-WMC3 A2
0.521%, 8/25/36(b)(l)	76,601	71,199
Series 2007-CH4 A2
0.531%, 5/25/37(b)(l)	950,326	743,636
Lehman ABS Mortgage Loan Trust,
Series 2007-1 2A1
0.561%, 6/25/37(b)(l)§	585,090	553,224
Lehman XS Trust,
Series 2006-16N A1A
0.551%, 11/25/46(b)(l)	193,209	178,868
Series 2006-4N A1A
1.475%, 4/25/46(l)	6,401	6,401
Series 2006-9 A1A
0.541%, 5/25/46(l)	26,656	25,735
Long Beach Mortgage Loan Trust,
Series 2005-WL2 3A1
0.651%, 8/25/35(b)(l)	12,263	11,586
Series 2006-10 2A1
0.511%, 11/25/36(b)(l)	24,826	23,380
MASTR Asset Backed Securities Trust,
Series 2006-HE5 A1
0.531%, 11/25/36(b)(l)	546,067	509,904
Series 2007-HE1 A1
0.551%, 5/25/37(b)(l)	1,226,815	1,030,469
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4 2A1
0.531%, 7/25/37(b)(l)	1,393,589	1,260,478
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-AHL1 A2A
0.521%, 5/25/37(b)(l)	47,547	45,791
Series 2006-FF1 A2A
0.541%, 8/25/36(b)(l)	189,458	178,481
Series 2006-MLN1 A2A
0.541%, 7/25/37(b)(l)	75,096	70,819
Series 2006-RM3 A2A
0.501%, 6/25/37(b)(l)	6,135	6,048
Morgan Stanley Capital, Inc.,
Series 2006-HE7 A2A
0.521%, 9/25/36(b)(l)	64,597	60,898
Series 2006-HE8 A2A
0.521%, 10/25/36(b)(l)	42,643	40,408
Series 2006-NC5 A2A
0.511%, 10/25/36(b)(l)	84,496	79,294
Series 2006-WMC2 A2A
0.511%, 7/25/36(b)(l)	34,504	34,133
Series 2007-HE6 A1
0.531%, 5/25/37(b)(l)	1,049,078	930,588

	Principal Amount	Value (Note 1)
Series 2007-NC3 A2A
0.531%, 5/25/37(b)(l)	$1,048,643	$932,039
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-2 A1
0.521%, 11/25/36(b)(l)	24,548	23,272
Nationstar Home Equity Loan Trust,
Series 2007-C 2AV1
0.531%, 6/25/37(b)(l)	1,347,600	1,243,583
Nomura Asset Acceptance Corp.,
Series 2006-S1 A1
0.611%, 1/25/36(b)(l)§	13,075	10,672
Park Place Securities, Inc.,
Series 2005-WCW1 A1B
0.731%, 9/25/35(b)(l)	15,413	10,700
RAAC Series,
Series 2007-SP2 A2
0.871%, 6/25/47(l)	600,000	336,566
Residential Asset Mortgage Products, Inc.,
Series 2006-RS6 A1
0.541%, 11/25/36(b)(l)	2,006	1,986
Residential Asset Securities Corp.,
Series 2006-KS9 AI1
0.541%, 11/25/36(b)(l)	116,194	111,405
Series 2007-KS3 AI1
0.581%, 4/25/37(b)(l)	602,273	534,674
Securitized Asset Backed Receivables LLC Trust,
Series 2006-NC3 A2A
0.521%, 9/25/36(b)(l)	21,317	20,188
Series 2007-BR5 A2A
0.601%, 5/25/37(b)(l)	1,830,078	1,224,940
Series 2007-HE1 A2A
0.531%, 12/25/36(b)(l)	978,982	814,505
SLC Student Loan Trust,
Series 2007-1 A1
2.129%, 2/15/15(l)	1,009,574	989,517
SLM Student Loan Trust,
Series 2006-5 A2
3.525%, 7/25/17(l)	320,244	310,582
Series 2006-9 A2
3.535%, 4/25/17(l)	1,216,863	1,191,925
Series 2007-2 A1
3.515%, 4/25/14(l)	1,445,752	1,405,634
Series 2007-3 A3
3.575%, 4/25/19(l)	8,700,000	6,783,079
Series 2008-2 A2
3.985%, 1/25/17(l)	7,700,000	6,789,530
Series 2008-9 A
5.035%, 4/25/23(l)	23,600,000	22,118,387
Soundview Home Equity Loan Trust,
Series 2006-EQ1 A1
0.521%, 10/25/36(b)(l)	99	98
Series 2006-WF1 A1A
0.571%, 10/25/36(b)(l)	5,795	5,696
Structured Asset Investment Loan Trust,
Series 2006-4 A3
0.521%, 7/25/36(b)(l)	23,334	21,415
Structured Asset Securities Corp.,
Series 2002-HF1 A
0.761%, 1/25/33(b)(l)	2,155	1,622
Series 2005-7XS 2A1A
4.900%, 4/25/35(b)(l)	169,383	82,992
Series 2006-BC3 A2
0.521%, 10/25/36(b)(l)	122,444	113,180
Series 2006-OPT1 A3
0.581%, 4/25/36(b)(l)	697,028	674,007

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Washington Mutual Asset-Backed Certificates,
Series 2006-HE5 2A1
0.531%, 10/25/36(b)(l)	$1,064,088	$920,904
Wells Fargo Home Equity Trust,
Series 2006-3 A1
0.521%, 1/25/37(b)(l)	308,424	296,763

		192,395,354

Non-Agency CMO (4.5%)
American Home Mortgage Assets,
Series 2006-1 2A1
0.661%, 5/25/46(l)	11,576,685	4,550,666
Banc of America Commercial Mortgage, Inc.,
Series 2006-3 A4
5.889%, 7/10/44(l)	5,900,000	4,808,204
Series 2007-3 A4
5.658%, 6/10/49(l)	1,400,000	1,023,923
Series 2007-4 A4
5.745%, 2/10/51(l)	1,400,000	1,008,753
Banc of America Funding Corp.,
Series 2006-A 1A1
4.622%, 2/20/36(l)	1,125,718	957,886
Series 2006-J 4A1
6.124%, 1/20/47(l)	792,681	426,071
Banc of America Mortgage Securities, Inc.,
Series 2004-1 5A1
6.500%, 9/25/33	50,055	47,975
BCAP LLC Trust,
Series 2006-AA2 A1
0.641%, 1/25/37(l)	1,680,447	686,310
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11 1A2
6.079%, 2/25/33(l)	30,270	25,473
Series 2003-3 3A2
4.484%, 5/25/33(l)	277,801	249,051
Series 2003-8 2A1
5.451%, 1/25/34(l)	16,113	11,292
Series 2003-8 4A1
5.176%, 1/25/34(l)	36,717	23,357
Series 2004-10 21A1
4.853%, 1/25/35(l)	5,436,492	3,706,758
Series 2005-2 A1
4.125%, 3/25/35(l)	282,111	238,784
Series 2005-2 A2
4.125%, 3/25/35(l)	126,219	98,295
Series 2005-5 A1
3.490%, 8/25/35(l)	85,732	71,901
Series 2005-5 A2
4.550%, 8/25/35(l)	1,566,521	1,285,441
Series 2007-3 1A1
5.472%, 5/25/47(l)	12,925,619	7,477,279
Bear Stearns Alt-A Trust,
Series 2005-7 22A1
5.495%, 9/25/35(l)	3,479,951	1,618,489
Series 2006-7 1A2
0.691%, 12/25/46(l)	354,014	68,985
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 1998-C1 A2
6.440%, 6/16/30	5,505	5,486
Chevy Chase Mortgage Funding Corp.,
Series 2007-2A A1
0.601%, 5/25/48(l)§	2,176,505	896,870
Citigroup Commercial Mortgage Trust,
Series 2006-FL2 A1
1.265%, 8/15/21(l)§	2,105	1,824

	Principal Amount	Value (Note 1)
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11 A1A
4.900%, 12/25/35(l)	$101,058	$81,079
Series 2005-11 A2A
4.700%, 12/25/35(l)	1,516,002	1,099,594
Series 2005-12 2A1
1.271%, 8/25/35(l)§	931,274	764,476
Series 2005-6 A1
4.050%, 8/25/35(l)	116,871	87,952
Series 2005-6 A2
4.248%, 8/25/35(l)	547,933	447,611
Series 2005-6 A3
4.098%, 8/25/35(l)	78,518	66,639
Citigroup/Deutsche Bank Commercial
Mortgage Trust,
Series 2006-CD3 A5
5.617%, 10/15/48	4,000,000	3,185,867
Citimortgage Alternative Loan Trust,
Series 2007-A6 1A5
6.000%, 6/25/37	1,820,200	1,492,278
Countrywide Alternative Loan Trust,
Series 2003-J1 4A1
6.000%, 10/25/32	4,368	3,891
Series 2005-61 2A1
0.751%, 12/25/35(l)	42,895	19,356
Series 2005-62 2A1
3.256%, 12/25/35(l)	422,716	181,081
Series 2006-41CB 1A9
6.000%, 1/25/37	1,051,968	566,420
Series 2006-OA12 A1A
0.588%, 9/20/46(l)	90,210	88,137
Series 2006-OA22 A1
0.631%, 2/25/47(l)	1,056,095	431,925
Series 2007-OA7 A1A
0.651%, 5/25/47(l)	238,850	98,055
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2002-30 M
5.310%, 10/19/32(l)	8,013	6,694
Series 2003-HYB3 7A1
3.779%, 11/19/33(l)	105,409	85,867
Series 2005-25 A11
5.500%, 11/25/35	1,272,331	988,433
Series 2005-3 1A2
0.761%, 4/25/35(l)	431,182	211,236
Series 2005-R2 1AF1
0.811%, 6/25/35(l)§	201,504	136,740
CS First Boston Mortgage Securities Corp.,
Series 2002-P1A A
4.556%, 3/25/32(l)§	2,625	1,942
Series 2005-C6 A1
4.938%, 12/15/40	83,042	81,302
Deutsche ALT-A Securities, Inc.,
Series 2003-3 3A1
5.000%, 10/25/18	1,106,661	1,034,055
Series 2005-AR2 7A1
5.587%, 10/25/35(l)	471,038	240,025
Series 2006-AB4 A1B1
0.571%, 10/25/36(l)	46,177	42,861
Series 2007-1 1A1
0.561%, 8/25/37(l)	1,517,027	1,447,530
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1
4.744%, 6/25/34(l)	283,340	156,586

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1
5.354%, 8/25/35(l)	$621,365	$439,883
GMAC Commercial Mortgage Securities, Inc.,
Series 2006-C1 A4
5.238%, 11/10/45(l)	5,900,000	4,701,574
Greenpoint Mortgage Funding Trust,
Series 2005-AR5 1A1
0.741%, 11/25/45(l)	75,332	34,693
Series 2006-AR6 A1A
0.551%, 10/25/46(l)	115,737	92,905
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9 A4
5.444%, 3/10/39	11,800,000	8,981,356
GS Mortgage Securities Corp. II,
Series 2007-EOP A1
1.966%, 3/6/20(l)§	757,261	557,066
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1
4.540%, 9/25/35(l)	386,178	284,664
Harborview Mortgage Loan Trust,
Series 2005-2 2A1A
0.801%, 5/19/35(l)	49,227	22,928
Series 2006-1 2A1A
0.821%, 3/19/36(l)(m)	367,429	156,280
Series 2006-12 2A11
0.671%, 1/19/38(l)	95,438	85,442
Impac Secured Assets Corp.,
Series 2006-4 A2A
0.551%, 1/25/37(b)(l)	64,593	60,011
Indymac Index Mortgage Loan Trust,
Series 2004-AR11 2A
5.055%, 12/25/34(l)	342,779	235,027
Series 2006-AR14 1A1A
0.561%, 11/25/46(l)	87,799	79,954
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2007-CB20 A4
5.794%, 2/12/51(l)	1,900,000	1,380,662
JP Morgan Mortgage Trust,
Series 2005-A1 6T1
5.024%, 2/25/35(l)	2,195,568	1,647,245
Lehman XS Trust,
Series 2006-10N 1A1A
0.551%, 7/25/46(l)	47,461	46,709
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A4
3.788%, 11/21/34(l)	260,188	252,499
Series 2004-13 3A7
3.788%, 11/21/34(l)	200,000	128,004
Series 2007-3 22A1
0.581%, 5/25/47(l)	180,024	172,692
Mellon Residential Funding Corp.,
Series 2000-TBC3 A1
1.635%, 12/15/30(l)	54,763	43,636
Series 2001-TBC1 A1
1.545%, 11/15/31(l)	205,920	157,319
Merrill Lynch Floating Trust,
Series 2006-1 A1
1.265%, 6/15/22(l)§	72,015	54,627
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-A10 A
0.681%, 2/25/36(l)	1,532,262	815,196

	Principal Amount	Value (Note 1)
MLCC Mortgage Investors, Inc.,
Series 2005-2 1A
3.819%, 10/25/35(l)	$3,542,834	$2,696,096
Series 2005-2 2A
4.250%, 10/25/35(l)	2,851,082	2,266,942
Series 2005-2 3A
2.395%, 10/25/35(l)	396,680	294,534
Series 2005-3 4A
0.721%, 11/25/35(l)	305,351	218,734
Series 2005-3 5A
0.721%, 11/25/35(l)	332,558	229,588
Residential Accredit Loans, Inc.,
Series 2005-QO1 A1
0.771%, 8/25/35(l)	84,413	41,028
Residential Asset Securitization Trust,
Series 2006-A8 2A4
6.500%, 8/25/36	1,000,000	295,976
Securitized Asset Sales, Inc.,
Series 1993-6 A5
5.759%, 11/26/23(l)	4,615	4,026
Sequoia Mortgage Trust,
Series 10 2A1
0.888%, 10/20/27(l)	25,887	19,810
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2
5.365%, 2/25/34(l)	232,600	144,466
Series 2004-19 2A1
3.453%, 1/25/35(l)	65,547	30,262
Series 2005-17 3A1
5.528%, 8/25/35(l)	319,254	164,239
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR5 1A1
0.911%, 10/19/34(l)	122,211	64,062
Series 2005-AR5 A1
0.831%, 7/19/35(l)	238,153	103,076
Series 2005-AR5 A2
0.831%, 7/19/35(l)	537,515	404,008
Series 2005-AR5 A3
0.831%, 7/19/35(l)	1,057,265	713,535
Series 2006-AR4 2A1
0.661%, 6/25/36(l)	96,827	40,392
Series 2006-AR5 1A1
0.681%, 5/25/46(l)	2,829,226	1,198,651
Series 2006-AR7 A8
0.541%, 8/25/36(l)	135,829	127,972
Series 2007-AR3 1A1
0.571%, 9/25/47(l)	880,128	811,789
Structured Asset Securities Corp.,
Series 2006-11 A1
5.048%, 10/25/35(l)§	157,089	113,765
TBW Mortgage Backed Pass Through Certificates,
Series 2006-4 A1B
0.571%, 9/25/36(l)	10,162	9,800
Series 2006-6 A1
0.581%, 1/25/37(l)	61,873	57,483
Thornburg Mortgage Securities Trust,
Series 2006-5 A1
0.591%, 9/25/46(l)	807,350	669,012
Series 2007-1 A3A
0.571%, 3/25/37(l)	4,406,589	3,605,650
Series 2007-2 A2A
1.525%, 6/25/37(l)	3,012,153	2,462,189
Wachovia Bank Commercial Mortgage Trust,
Series 2006-WL7A A1
1.285%, 9/15/21(l)§	3,156,345	2,409,241

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Series 2007-WHL8 A1
1.275%, 6/15/20(l)§	$1,873,134	$1,325,074
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR17 1A
3.456%, 11/25/42(l)	18,948	15,622
Series 2002-AR2 A
4.375%, 2/25/34(l)	14,869	12,047
Series 2003-AR1 A5
5.612%, 3/25/33(l)	1,841,141	1,729,494
Series 2003-R1 A1
1.011%, 12/25/27(l)	432,676	358,298
Series 2004-AR1 A
4.229%, 3/25/34(l)	4,604,044	3,776,519
Series 2005-AR11 A1B1
0.761%, 8/25/45(l)	1,287	1,266
Series 2005-AR13 A1A1
0.761%, 10/25/45(l)	374,755	204,682
Series 2005-AR15 A1A1
0.731%, 11/25/45(l)	85,207	41,802
Series 2006-AR15 2A
3.756%, 11/25/46(l)	77,301	53,299
Series 2006-AR3 A1A
3.256%, 2/25/46(l)	131,414	55,934
Series 2006-AR7 3A
4.269%, 7/25/46(l)	370,775	310,357
Series 2006-AR9 1A
3.256%, 8/25/46(l)	3,592,610	1,389,634
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S A1
3.741%, 9/25/34(l)	190,346	139,076
Series 2007-10 1A22
0.971%, 7/25/37(l)	3,441,315	1,527,537

		92,904,044

Total Asset-Backed and Mortgage-Backed Securities		285,299,398

Convertible Bonds (0.0%)
Government Securities (0.0%)
U.S. Government Agencies (0.0%)
Federal Home Loan Mortgage Corp.
4.376%, 1/1/34(l)	$72,972	72,459
Federal National Mortgage Association
5.565%, 1/1/36(l)	867,650	889,048

Total Government Securities		961,507

Total Convertible Bonds		961,507

Corporate Bonds (19.2%)
Consumer Staples (0.2%)
Food & Staples Retailing (0.1%)
Wal-Mart Stores, Inc.
5.800%, 2/15/18	$1,900,000	2,102,445

Food Products (0.0%)
Kraft Foods, Inc.
6.000%, 2/11/13	700,000	711,359

Tobacco (0.1%)
Reynolds American, Inc.
2.696%, 6/15/11(l)	1,200,000	970,500

Total Consumer Staples		3,784,304

	Principal Amount		Value (Note 1)
Energy (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Gaz Capital S.A.
8.146%, 4/11/18§		$1,000,000	$705,000
Ras Laffan Liquefied Natural Gas Co., Ltd.
3.437%, 9/15/09§		10,494	9,892
Rockies Express Pipeline LLC
5.100%, 8/20/09(l)§		3,900,000	3,901,935
Sonat, Inc.
7.625%, 7/15/11		35,000	31,911

Total Energy			4,648,738

Financials (18.1%)
Capital Markets (3.4%)
Goldman Sachs Group, Inc.
2.229%, 11/16/09(l)		6,715,000	6,431,896
1.766%, 6/28/10(l)		3,900,000	3,569,717
5.950%, 1/18/18		3,000,000	2,844,516
Lehman Brothers Holdings, Inc.
0.000%, 11/24/09(h)		100,000	9,000
0.000%, 12/23/09(h)		1,800,000	162,000
0.000%, 5/25/10(h)		10,000,000	900,000
Merrill Lynch & Co., Inc.
4.485%, 5/12/10(l)		27,100,000	26,112,178
Morgan Stanley
2.556%, 5/7/09(l)		2,200,000	2,164,085
4.233%, 5/14/10(l)		21,400,000	19,919,056
4.570%, 1/9/12(l)		500,000	394,506
4.620%, 1/9/14(l)		2,100,000	1,454,134
5.750%, 10/18/16		2,500,000	2,100,682
6.625%, 4/1/18		4,200,000	3,684,618

			69,746,388

Commercial Banks (3.0%)
American Express Bank FSB/Utah
1.459%, 6/12/09(l)		2,400,000	2,336,585
0.568%, 6/22/09(l)		1,600,000	1,555,315
American Express Centurion Bank
1.275%, 7/13/10(l)		3,800,000	3,445,019
Bank of Ireland
1.898%, 12/18/09(l)		400,000	397,440
Charter One Bank N.A.
3.585%, 4/24/09(l)		2,100,000	2,069,726
Commonwealth Bank of Australia
1.916%, 6/8/09(l)§		100,000	99,496
Credit Agricole S.A./London
2.181%, 5/28/09(l)§		2,300,000	2,293,535
Credit Suisse/New York
5.000%, 5/15/13		3,500,000	3,368,508
DnB NOR Bank ASA
4.889%, 10/13/09(l)§		400,000	399,901
HSBC Capital Funding LP/Jersey Channel Islands
10.176%, 12/29/49(l)§		100,000	81,488
HSBC Holdings plc
5.375%, 12/20/12	EUR	120,000	164,272
JPMorgan Chase Bank N.A.
2.326%, 6/13/16(l)		$5,700,000	4,284,035
National Australia Bank Ltd.
2.838%, 2/8/10(l)§		12,700,000	12,708,509
5.350%, 6/12/13§		3,700,000	3,566,097
Rabobank Capital Funding II
5.260%, 12/29/49(l)§		100,000	52,903
Rabobank Capital Funding Trust III
5.254%, 12/29/49(l)§		120,000	65,793

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount		Value (Note 1)
Rabobank Nederland N.V.
4.773%, 1/15/09(l)§		$200,000	$200,175
Royal Bank of Scotland Group plc
2.323%, 8/21/09(l)§		5,300,000	5,268,640
7.092%, 10/29/49(l)	EUR	400,000	239,089
Santander U.S. Debt S.A.U.
2.261%, 11/20/09(l)§		$1,800,000	1,777,631
UBS AG/Connecticut
3.779%, 5/5/10(l)		14,200,000	14,174,071
5.875%, 12/20/17		1,100,000	1,010,510
Wachovia Bank N.A./North Carolina
2.153%, 2/23/09(l)		800,000	797,353
2.287%, 12/2/10(l)		600,000	557,848
Wachovia Corp.
5.750%, 6/15/17		2,000,000	1,990,682

			62,904,621

Consumer Finance (1.3%)
American Express Co.
7.000%, 3/19/18		3,100,000	3,134,546
8.150%, 3/19/38		890,000	1,020,595
American Honda Finance Corp.
2.275%, 6/20/11(l)§		19,600,000	19,095,261
Ford Motor Credit Co. LLC
7.875%, 6/15/10		700,000	560,126
7.250%, 10/25/11		1,600,000	1,168,815
7.800%, 6/1/12		100,000	70,157
SLM Corp.
3.765%, 10/25/11(l)		1,000,000	766,368
4.495%, 11/15/11(l)	EUR	800,000	780,096

			26,595,964

Diversified Financial Services (6.0%)
Atlantic & Western Reinsurance Ltd.
Series B
7.685%, 1/9/09(b)(l)§		$300,000	299,389
Atlas Reinsurance plc
6.928%, 1/10/10(b)(l)§	EUR	3,400,000	4,643,935
Bank of America Corp.
8.125%, 12/29/49(l)		$14,500,000	10,846,000
Bank of America N.A.
2.099%, 6/12/09(l)		2,400,000	2,392,106
C10 Capital SPV Ltd.
6.722%, 12/31/49(l)§		200,000	95,166
Caterpillar Financial Services Corp.
2.216%, 6/24/11(l)		18,900,000	16,895,750
Citigroup Funding, Inc.
0.474%, 4/23/09(l)		2,100,000	2,075,661
3.556%, 5/7/10(l)		22,100,000	20,952,347
Citigroup, Inc.
3.505%, 1/30/09(l)		200,000	199,593
1.496%, 12/28/09(l)		2,400,000	2,263,922
Credit Suisse USA, Inc.
2.298%, 11/20/09(l)		1,224,000	1,179,303
General Electric Capital Corp.
3.565%, 10/26/09(l)		300,000	292,043
3.053%, 5/22/13(l)		10,800,000	9,090,338
6.375%, 11/15/67(l)		10,900,000	6,851,402
Green Valley Ltd.
8.993%, 1/10/12(b)(l)§	EUR	1,500,000	1,999,170
John Deere Capital Corp.
2.939%, 6/10/11(l)		$29,600,000	27,009,793
JPMorgan Chase & Co.
0.521%, 6/26/09(l)		200,000	198,247
National Rural Utilities Cooperative Finance Corp.
2.210%, 7/1/10(l)		19,000,000	17,336,284

	Principal Amount		Value (Note 1)
Petroleum Export Ltd./Cayman Island
5.265%, 6/15/11§		$60,460	$56,121
Vita Capital III Ltd.,
Series B-II
2.545%, 1/1/12(b)(l)§		300,000	270,555

			124,947,125

Insurance (4.4%)
Allstate Life Global Funding II
2.823%, 5/21/10(l)		19,300,000	17,243,759
American International Group, Inc.
5.375%, 10/18/11		1,000,000	822,594
8.625%, 5/22/38(b)(l)(m)	GBP	1,900,000	819,518
Metropolitan Life Global Funding I
5.194%, 4/13/09(l)§		$8,300,000	8,214,568
2.216%, 6/25/10(l)§		19,700,000	17,696,490
Pacific Life Global Funding
5.150%, 4/15/13§		1,200,000	1,127,470
Pricoa Global Funding I
3.010%, 6/4/10(l)§		38,800,000	37,100,253
3.565%, 1/30/12(l)§		9,800,000	7,384,427

			90,409,079

Total Financials			374,603,177

Health Care (0.5%)
Pharmaceuticals (0.5%)
GlaxoSmithKline Capital, Inc.
2.800%, 5/13/10(l)		9,700,000	9,380,647

Total Health Care			9,380,647

Industrials (0.0%)
Airlines (0.0%)
UAL Pass Through Trust
Series 2001-1
6.602%, 9/1/13		7,996	7,437

Total Industrials			7,437

Materials (0.0%)
Chemicals (0.0%)
Nalco Co.
8.875%, 11/15/13		200,000	169,000

Total Materials			169,000

Telecommunication Services (0.2%)
Diversified Telecommunication Services (0.2%)
AT&T, Inc.
2.959%, 2/5/10(l)		3,600,000	3,477,247
Deutsche Telekom International Finance B.V.
8.125%, 5/29/12	EUR	76,000	113,483
Qwest Capital Funding, Inc.
7.000%, 8/3/09		$1,000,000	980,000

Total Telecommunication Services			4,570,730

Utilities (0.0%)
Electric Utilities (0.0%)
Nevada Power Co.,
Series L
5.875%, 1/15/15		150,000	143,586

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Multi-Utilities (0.0%)
NiSource Finance Corp.
2.723%, 11/23/09(l)	$100,000	$90,105

Total Utilities		233,691

Total Corporate Bonds		397,397,724

Government Securities (106.5%)
Agency ABS (2.2%)
Federal Home Loan Mortgage Corp.
0.731%, 8/25/31(b)(l)	$14,820	13,254
Small Business Administration
Series 2008-P10A
5.902%, 2/10/18	990,059	1,009,732
Small Business Administration Participation Certificates
Series 2003-20I 1
5.130%, 9/1/23	30,726	31,464
Series 2004-20C 1
4.340%, 3/1/24	198,286	195,831
Series 2005-20B 1
4.625%, 2/1/25	216,423	216,497
Series 2008-20A 1
5.170%, 1/1/28	6,478,109	6,443,199
Series 2008-20D 1
5.370%, 4/1/28	8,571,250	8,784,926
Series 2008-20G 1
5.870%, 7/1/28	13,725,723	14,293,288
Series 2008-20H 1
6.020%, 8/1/28	13,700,000	14,416,739

		45,404,930

Agency CMO (1.6%)
Federal Home Loan Mortgage Corp.
4.500%, 11/15/13	169,310	169,321
5.500%, 5/15/16	1,332,047	1,353,570
4.500%, 5/15/17	95,264	96,690
5.000%, 1/15/18	184,324	187,654
1.425%, 2/15/19(l)	8,135,073	7,814,505
1.345%, 7/15/19(l)	4,145,986	4,025,528
5.000%, 2/15/20	1,713,983	1,745,479
5.000%, 8/15/20	1,245,357	1,262,822
1.345%, 10/15/20(l)	3,757,122	3,637,801
4.000%, 3/15/23	29,071	29,075
4.000%, 10/15/23	100,348	100,435
5.000%, 5/15/27	2,622,663	2,674,454
6.500%, 4/15/29	53,905	56,325
1.545%, 12/15/29(l)	6,709	6,496
1.545%, 12/15/30(l)	72,933	71,679
6.500%, 7/25/43	15,682	16,285
3.678%, 10/25/44(l)	1,465,760	1,404,783
3.679%, 2/25/45(l)	1,844,080	1,658,986
Federal National Mortgage Association
4.665%, 5/25/35(l)	1,028,005	1,057,240
0.531%, 12/25/36(l)	190,713	168,078
0.671%, 10/27/37(l)	6,700,000	5,694,899
0.821%, 5/25/42(l)	117,418	111,964
5.950%, 2/25/44	262,465	266,238

		33,610,307

Foreign Governments (0.1%)
Export-Import Bank of China
5.250%, 7/29/14§	150,000	155,128
Export-Import Bank of Korea
2.293%, 6/1/09(l)	2,300,000	2,293,611

	Principal Amount		Value (Note 1)
Hong Kong Government International Bond
5.125%, 8/1/14§		$250,000	$267,425
Republic of Panama
9.375%, 4/1/29		64,000	70,944
Republic of South Africa
5.250%, 5/16/13	EUR	50,000	60,598
6.500%, 6/2/14		$100,000	94,500

			2,942,206

Municipal Bonds (0.7%)
Buckeye Tobacco Settlement Financing Authority
5.750%, 6/1/34		500,000	279,315
6.000%, 6/1/42		800,000	454,688
5.875%, 6/1/47		400,000	217,164
Golden State Tobacco Securitization Corp.
5.125%, 6/1/47		300,000	149,514
5.750%, 6/1/47		2,100,000	1,168,419
New York City Municipal Water Finance Authority
4.750%, 6/15/38		100,000	86,229
5.000%, 6/15/38		1,300,000	1,214,655
State of Texas
5.000%, 4/1/33		4,100,000	3,949,161
4.750%, 4/1/37		5,900,000	5,421,510
Tobacco Settlement Finance Authority of West Virginia
7.467%, 6/1/47		1,380,000	789,167

			13,729,822

U.S. Government Agencies (9.1%)
Federal Home Loan Mortgage Corp.
5.000%, 12/14/18		2,800,000	2,902,242
4.990%, 11/1/23(l)		21,311	21,106
4.899%, 3/1/35(l)		645,907	650,337
4.884%, 10/1/35(l)		346,167	343,139
5.099%, 10/1/35(l)		434,904	441,034
4.887%, 11/1/35(l)		370,945	374,845
6.720%, 7/1/36(l)		5,214,257	5,271,664
6.671%, 9/1/36(l)		5,584,107	5,672,021
6.594%, 10/1/36(l)		6,332,658	6,441,590
5.500%, 12/1/37		1,820,094	1,865,003
5.500%, 2/1/38		27,792,289	28,478,032
5.500%, 4/1/38		1,744,414	1,787,456
Federal National Mortgage Association
5.000%, 1/1/17		32,603	33,820
5.000%, 2/1/18		195,771	202,099
5.000%, 7/1/23		391,700	402,646
6.000%, 2/1/32		32,879	34,006
4.521%, 11/1/34(l)		468,618	460,723
4.649%, 1/1/35(l)		90,500	91,026
5.000%, 1/1/35		75,813	77,558
5.000%, 3/1/35		79,284	81,109
5.000%, 5/1/35		36,852	37,677
4.401%, 7/1/35(l)		438,827	442,366
5.000%, 10/1/35		354,826	362,770
5.600%, 12/1/35(l)		1,008,707	1,027,734
6.000%, 12/1/35		4,230,547	4,360,948
5.000%, 2/1/36		2,060,859	2,106,994
5.000%, 3/1/36		902,560	922,765
5.723%, 3/1/36(l)		1,294,225	1,316,706
5.765%, 3/1/36(l)		1,336,350	1,360,622
5.000%, 5/1/36		3,443,973	3,521,071
5.000%, 6/1/36		873,381	892,797
5.000%, 8/1/36		53,954	55,153
5.500%, 9/1/36		312,679	321,291
5.000%, 10/1/36		237,111	242,382
5.000%, 12/1/36		250,032	255,591

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
5.000%, 1/1/37	$959,071	$980,355
5.000%, 2/1/37	859,417	878,486
5.000%, 3/1/37	1,396,727	1,427,703
5.000%, 4/1/37	2,195,719	2,244,410
5.000%, 5/1/37	5,622,918	5,747,600
5.500%, 8/1/37	132,298	135,776
5.500%, 2/1/38	111,963	114,907
5.500%, 6/1/38	96,149,386	98,731,637
5.500%, 8/1/38	687,811	705,857
5.500%, 9/1/38	3,297,165	3,383,670
3.678%, 3/1/44(l)	835,110	823,740
3.678%, 7/1/44(l)	20,485	20,205
3.678%, 10/1/44(l)	98,100	96,756
Government National Mortgage Association
6.500%, 10/15/31	1,540	1,618
6.000%, 8/15/32	111,984	115,955
6.000%, 2/15/33	129,988	134,516
6.000%, 10/15/33	14,302	14,800
6.000%, 1/15/34	50,643	52,367
Small Business Administration
Series P10A
4.504%, 2/1/14	62,578	61,542

		188,530,223

U.S. Treasuries (92.8%)
U.S. Treasury Bonds
2.375%, 1/15/25 TIPS	246,132,913	241,902,381
2.000%, 1/15/26 TIPS	9,308,726	8,768,382
2.375%, 1/15/27 TIPS	131,309,802	131,915,009
1.750%, 1/15/28 TIPS	82,567,093	76,284,233
3.625%, 4/15/28 TIPS	91,251,462	108,710,422
3.875%, 4/15/29 TIPS	116,930,942	144,418,834
U.S. Treasury Notes
4.250%, 1/15/10 TIPS	8,306	8,157
3.500%, 1/15/11 TIPS	113,925,519	111,816,074
2.375%, 4/15/11 TIPS	31,682,616	30,942,542
3.375%, 1/15/12 TIPS	3,447,724	3,410,554
2.000%, 4/15/12 TIPS	72,891,988	71,081,060
3.000%, 7/15/12 TIPS	243,370,351	238,521,926
1.875%, 7/15/13 TIPS	124,263,887	116,992,461
2.000%, 1/15/14 TIPS	100,955,013	95,654,875
2.000%, 7/15/14 TIPS	121,569,088	114,968,251
1.625%, 1/15/15 TIPS	48,211,590	44,708,729
1.875%, 7/15/15 TIPS	75,508,301	71,325,821
2.000%, 1/15/16 TIPS	70,915,826	67,912,966
2.500%, 7/15/16 TIPS	14,748,294	14,631,915
2.375%, 1/15/17 TIPS	63,061,159	62,563,543
2.625%, 7/15/17 TIPS	121,282,495	124,286,177
1.375%, 7/15/18 TIPS	45,372,864	42,434,245

		1,923,258,557

Total Government Securities		2,207,476,045

Total Long-Term Debt Securities (139.5%) (Cost $2,911,703,156)		2,891,134,674

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK:
Financials (0.0%)
Commercial Banks (0.0%)
Wells Fargo & Co.
Series L
7.500%
(Cost $1,100,000)	1,100	825,000

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Commercial Paper (1.6%)
ING (U.S.) Funding LLC
1.19%, 2/18/09 (p)	$24,200,000	$24,160,732
Royal Bank of Scotland Group plc
1.32%, 2/17/09 (p)	10,000,000	9,982,374

Total Commercial Paper		34,143,106

Government Securities (27.4%)
Federal Home Loan Bank
0.07%, 1/2/09 (o)(p)	400,000	399,998
0.10%, 1/21/09 (o)(p)	58,800,000	58,796,571
0.08%, 1/22/09 (o)(p)	3,500,000	3,499,829
0.12%, 1/26/09 (o)(p)	10,400,000	10,399,098
0.14%, 1/26/09 (o)(p)	36,200,000	36,196,340
0.12%, 1/27/09 (o)(p)	25,000,000	24,997,749
0.34%, 1/29/09 (o)(p)	11,190,000	11,186,947
0.10%, 1/30/09 (o)(p)	140,900,000	140,888,263
0.17%, 2/4/09 (o)(p)	126,000,000	125,979,174
0.07%, 3/4/09 (o)(p)	2,300,000	2,299,726
0.07%, 3/6/09 (o)(p)	5,000,000	4,999,385
0.07%, 3/16/09 (o)(p)	8,000,000	7,998,880
0.07%, 3/30/09 (o)(p)	19,300,000	19,296,738
Federal National Mortgage Association
0.30%, 2/3/09 (o)(p)	40,500,000	40,488,716
0.20%, 2/23/09 (o)(p)	2,700,000	2,699,190
0.15%, 4/1/09 (o)(p)	74,700,000	74,672,286
U.S. Treasury Bills
0.00%, 1/15/09 (p)	390,000	390,000
0.03%, 1/22/09 (p)	1,260,000	1,259,977
0.05%, 3/26/09 (p)	250,000	249,972
0.09%, 5/15/09 (p)	550,000	549,819

Total Government Securities		567,248,658

Time Deposit (0.4%)
JP Morgan Chase Nassau
0.001%, 1/2/09	8,518,338	8,518,338

Total Short-Term Investments (29.4%) (Cost/Amortized Cost $609,841,115)		609,910,102

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
3 Month EURO EURIBOR March 2009 @ $93.25*	150	—
Federal National Mortgage Association January 2009 @ $110.00*	96,600,000	—
U.S. Treasury Bonds January 2009 @ $173.00*	2,089	32,641
February 2009 @ $70.00*	500	7,812
U.S. Treasury Notes February 2009 @ $90.00*	108	1,687

Total Options Purchased (0.0%) (Cost $258,569)		42,140

Total Investments Before Options Written and Securities Sold Short (168.9%) (Cost/Amortized Cost $3,522,902,840)		3,501,911,916

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Contracts	Value (Note 1)
OPTION WRITTEN:
Put Option Written (0.0%)
90 Day EURODollar Futures March 2009 @ $98.50*	(145)	$(20,844)

Total Options Written (0.0%) (Premiums Received $24,190)		(20,844)

Total Investments Before Securities Sold Short (168.9%) (Cost/Amortized Cost $3,522,878,650)		3,501,891,072

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
U.S. Government Agency (-6.0%)
Federal National Mortgage Association
5.000%, 1/25/39 TBA	$(18,000,000)	$(18,376,884)
5.500%, 1/25/39 TBA	(100,500,000)	(103,012,500)
6.000%, 1/25/39 TBA	(4,200,000)	(4,323,375)

Total Securities Sold Short (-6.0%) (Proceeds Received $124,139,316)		(125,712,759)

Total Investments after Options Written and Securities Sold Short (162.9%) (Cost/Amortized Cost $3,398,739,334)		3,376,178,313
Other Assets Less Liabilities (-62.9%)		(1,303,233,678)

Net Assets (100%)		$2,072,944,635

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $154,553,725 or 7.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2008.
(p)	Yield to maturity.

Glossary:

ABS    —   Asset-Backed Security

CMO  —   Collateralized Mortgage Obligation

EUR   —   European Currency Unit

GBP   —   British Pound

TBA   —   Security is subject to delayed delivery.

  Treasury Inflation Protected Security, subject to

TIPS  —   delayed settlement.

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation
Purchases
3 Month EURO EURIBOR	126	March-09	$41,786,198	$42,810,134	$1,023,936
3 Month EURO EURIBOR	563	June-09	187,983,027	191,785,460	3,802,433
3 Month EURO EURIBOR	225	September-09	75,090,805	76,622,597	1,531,792
3 Month EURO EURIBOR	100	December-09	33,306,807	33,971,085	664,278
90 Day Sterling	151	March-09	25,682,080	26,658,554	976,474
90 Day Sterling	435	June-09	73,527,211	76,903,361	3,376,150
90 Day Sterling	33	September-09	5,635,945	5,827,228	191,283
90 Day Sterling	180	December-09	30,810,003	31,665,186	855,183
EURODollar	167	March-09	40,505,850	41,307,450	801,600
EURODollar	829	June-09	200,877,513	204,908,075	4,030,562
EURODollar	883	September-09	213,078,712	217,979,587	4,900,875
EURODollar	607	December-09	146,726,999	149,602,737	2,875,738
EURODollar	386	March-10	93,473,400	95,023,550	1,550,150
EURODollar	37	June-10	9,015,975	9,089,050	73,075

					$26,653,529

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation/ (Depreciation)
Foreign Currency Buy Contracts
British Pound vs. U.S. Dollar, expiring 1/13/09	999	1,495	$1,435,992	$1,495,213	$(59,221)
Malaysian Ringgit vs. U.S. Dollar, expiring 2/12/09	28,767	9,001	8,303,164	9,001,000	(697,836)
Mexican Peso vs. U.S. Dollar, expiring 5/19/09	565	52	39,375	51,753	(12,378)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	11,800	261	247,167	261,409	(14,242)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	23,000	510	481,767	509,639	(27,872)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	11,800	263	247,167	263,275	(16,108)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	11,800	262	247,168	262,339	(15,171)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	11,400	250	238,789	249,726	(10,937)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	22,563	492	472,614	492,428	(19,814)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	11,700	259	245,073	259,079	(14,006)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	11,600	257	242,978	256,722	(13,744)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	22,900	512	479,672	511,961	(32,289)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	11,600	258	242,978	257,778	(14,800)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	44,030	985	922,269	984,791	(62,522)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	13,100	291	274,398	290,530	(16,132)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	13,300	295	278,587	295,097	(16,510)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	29,200	659	611,635	658,845	(47,210)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	23,200	524	485,956	523,939	(37,983)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	18,100	408	379,130	408,301	(29,171)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	17,700	400	370,751	399,549	(28,798)
Philippine Peso vs. U.S. Dollar, expiring 12/24/10	12,100	270	247,847	270,331	(22,484)
Singapore Dollar vs. U.S. Dollar, expiring 4/14/09	3,716	2,528	2,575,264	2,528,115	47,149
Singapore Dollar vs. U.S. Dollar, expiring 4/14/09	2,781	1,880	1,927,473	1,880,000	47,473
Singapore Dollar vs. U.S. Dollar, expiring 4/14/09	3,314	2,280	2,296,924	2,280,000	16,924
Singapore Dollar vs. U.S. Dollar, expiring 4/14/09	3,352	2,290	2,323,186	2,290,000	33,186
Singapore Dollar vs. U.S. Dollar, expiring 4/14/09	2,163	1,480	1,499,294	1,480,000	19,294
Singapore Dollar vs. U.S. Dollar, expiring 4/14/09	3,410	2,300	2,363,617	2,300,000	63,617
Singapore Dollar vs. U.S. Dollar, expiring 4/14/09	2,179	1,490	1,510,457	1,490,000	20,457
Singapore Dollar vs. U.S. Dollar, expiring 4/14/09	2,197	1,500	1,522,465	1,500,000	22,465
Singapore Dollar vs. U.S. Dollar, expiring 7/30/09	3,112	2,120	2,156,062	2,120,000	36,062
Singapore Dollar vs. U.S. Dollar, expiring 7/30/09	2,714	1,802	1,880,423	1,801,713	78,710
Singapore Dollar vs. U.S. Dollar, expiring 7/30/09	3,327	2,300	2,305,020	2,300,000	5,020
Singapore Dollar vs. U.S. Dollar, expiring 12/24/10	4,577	3,317	3,187,544	3,316,912	(129,368)

					$(948,239)

Foreign Currency Sell Contracts
British Pound vs. U.S. Dollar, expiring 1/13/09	2,479	1,672	$2,479,375	$2,403,383	$75,992
British Pound vs. U.S. Dollar, expiring 1/13/09	2,578	1,740	2,577,791	2,501,616	76,175
British Pound vs. U.S. Dollar, expiring 1/13/09	2,796	1,886	2,795,731	2,710,993	84,738
European Union vs. U.S. Dollar, expiring 1/13/09	718	561	717,631	779,534	(61,903)
European Union vs. U.S. Dollar, expiring 1/13/09	10,856	8,577	10,855,995	11,918,113	(1,062,118)
Malaysian Ringgit vs. U.S. Dollar, expiring 2/12/09	7,968	27,797	7,968,076	8,023,027	(54,951)
Philippine Peso vs. U.S. Dollar, expiring 2/6/09	7,092	341,811	7,091,518	7,159,706	(68,188)
Philippine Peso vs. U.S. Dollar, expiring 12/24/10	270	12,100	270,331	270,331	—
Philippine Peso vs. U.S. Dollar, expiring 12/24/10	250	12,100	250,362	247,847	2,515
Singapore Dollar vs. U.S. Dollar, expiring 12/24/10	3,209	4,577	3,209,224	3,187,544	21,680
Swiss Franc vs. U.S. Dollar, expiring 3/5/09	358	427	358,477	401,443	(42,966)

					$(1,029,026)

					$(1,977,265)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Options Written:

Options written through the year ended December 31, 2008 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding - January 1, 2008	2,253	$1,104,966
Options Written	11,866	10,057,139
Options Terminated in Closing Purchase Transactions	(6,530)	(4,918,964)
Options Expired	(7,444)	(6,218,951)
Options Exercised	—	—

Options Outstanding - December 31, 2008	145	$24,190

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•   Level 1 - Quoted prices in active markets for identical securities

•   Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$867,140	$3,501,044,776	$—	$3,501,911,916
Other Investments*	26,653,529	651,457	—	27,304,986

Total	$27,520,669	$3,501,696,233	$—	$3,529,216,902

Liabilities
Investments in Securities	$—	$125,712,759	$—	$125,712,759
Other Investments*	20,844	2,628,722	—	2,649,566

Total	$20,844	$128,341,481	$—	$128,362,325

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$11,585,886	$—
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	(11,585,886)	—

Balance as of 12/31/08	$—	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$—	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks, long-term corporate debt securities and short positions	$(12,788,657)
Long-term U.S. Treasury securities	31,040,080,678

$31,027,292,021

Net Proceeds of Sales and Redemptions:
Stocks, long-term corporate debt securities and short positions	$(330,247,548)
Long-term U.S. Treasury securities	30,176,419,621

$29,846,172,073

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(264,484,570)

Net unrealized depreciation	$(264,484,570)

Federal income tax cost of investments	$3,766,396,486

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (9.1%)
Asset-Backed Securities (0.8%)
Bayview Financial Acquisition Trust,
Series 2005-D AF2
5.402%, 12/28/35(l)	$1,277,254	$1,088,859
Citifinancial Mortgage Securities, Inc.,
Series 2003-1 AFPT
3.360%, 1/25/33(e)	568,245	407,587
Credit-Based Asset Servicing and Securitization LLC,
Series 2005-CB7 AF2
5.147%, 11/25/35(e)	528,027	512,124
DB Master Finance LLC,
Series 2006-1 A2
5.779%, 6/20/31§	600,000	445,140
Home Equity Mortgage Trust,
Series 2005-4 A3
4.742%, 1/25/36(e)	191,043	185,280
IXIS Real Estate Capital Trust,
Series 2006-HE3 A2
0.571%, 1/25/37(l)	7,575,000	6,813,298
Option One Mortgage Loan Trust,
Series 2006-3 M1
0.701%, 2/25/37(l)	2,915,000	203,078
Petra CRE CDO Ltd.,
Series 2007-1A C
1.571%, 2/25/47(l)§†	990,000	19,800
Residential Asset Securities Corp.,
Series 2003-KS3 A2
1.071%, 5/25/33(l)	221,758	161,479
Residential Funding Mortgage Securities II, Inc.,
Series 2005-HI2 A3
4.460%, 5/25/35	632,150	628,004

		10,464,649

Non-Agency CMO (8.3%)
Banc of America Commercial Mortgage, Inc.,
Series 2001-PB1 A2
5.787%, 5/11/35	1,479,578	1,420,661
Series 2004-3 A5
5.319%, 6/10/39(l)	2,090,000	1,833,530
Series 2004-4 A3
4.128%, 7/10/42	1,855,000	1,820,201
Series 2004-6 A2
4.161%, 12/10/42	2,405,686	2,327,989
Bear Stearns Alt-A Trust,
Series 2006-1 22A1
5.319%, 2/25/36(l)	2,283,381	1,188,710
Series 2006-3 22A1
6.064%, 5/25/36(l)	954,233	564,743
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2002-TOP6 A2
6.460%, 10/15/36	3,955,000	3,797,342
Series 2006-PW11 A4
5.456%, 3/11/39(l)	2,030,000	1,732,279
Series 2006-PW12 A4
5.718%, 9/11/38(l)	1,240,000	1,008,731
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2 1A4
5.117%, 5/25/35(l)	2,155,623	1,575,911
Series 2006-AR1 3A1
5.500%, 3/25/36(l)	3,040,943	1,631,620

	Principal Amount	Value (Note 1)
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4 A3
5.467%, 9/15/39	$3,520,000	$2,589,890
CS First Boston Mortgage Securities Corp.,
Series 2003-CK2 A2
3.861%, 3/15/36	144,716	141,794
Series 2004-C1 A4
4.750%, 1/15/37(l)	985,000	847,011
Deutsche Mortgage Securities, Inc.,
Series 2005-WF1 1A1
5.098%, 6/26/35(b)(l)§	999,118	972,043
GE Capital Commercial Mortgage Corp.,
Series 2005-C3 A3FX
4.863%, 7/10/45	7,710,000	7,080,153
Greenwich Capital Commercial Funding Corp.,
Series 2003-C1 A4
4.111%, 7/5/35	1,915,000	1,663,813
Series 2003-C2 A3
4.533%, 1/5/36	8,390,000	7,837,190
Series 2005-GG3 A2
4.305%, 8/10/42	2,709,232	2,563,648
Indymac Index Mortgage Loan Trust,
Series 2006-AR7 4A1
6.143%, 5/25/36(l)	1,285,593	710,730
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-CB11 A4
5.335%, 8/12/37(l)	5,860,000	4,794,910
Series 2005-LDP3 A2
4.851%, 8/15/42	2,035,000	1,852,261
Series 2005-LDP4 A2
4.790%, 10/15/42	5,156,042	4,706,065
Series 2006-CB14 A4
5.481%, 12/12/44(l)	3,790,000	3,047,050
Series 2006-CB15 A4
5.814%, 6/12/43(l)	2,640,000	2,031,169
Series 2007-LDPX A3
5.420%, 1/15/49	2,580,000	1,823,976
LB-UBS Commercial Mortgage Trust,
Series 2003-C3 A4
4.166%, 5/15/32	2,810,000	2,407,356
Series 2004-C2 A4
4.367%, 3/15/36	865,000	695,317
Series 2004-C4 A4
5.226%, 6/15/29(l)	2,985,000	2,520,631
Series 2004-C8 A2
4.201%, 12/15/29	1,955,410	1,902,953
Series 2005-C1 A4
4.742%, 2/15/30	5,930,000	4,867,155
Series 2005-C7 A4
5.197%, 11/15/30(l)	6,090,000	5,027,972
Lehman XS Trust,
Series 2007-4N M1
0.921%, 3/25/47(l)	10,887,195	1,559,892
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-A8 A1C1
5.250%, 8/25/36(l)	1,364,436	1,245,899
Merrill Lynch Mortgage Trust,
Series 2005-CKI1 A6
5.242%, 11/12/37(l)	2,575,000	2,125,355
Series 2005-MKB2 A2
4.806%, 9/12/42	3,305,000	3,133,974

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-2 A4
5.909%, 6/12/46(l)	$805,000	$644,978
Morgan Stanley Capital I, Inc.,
Series 2005-T17 A5
4.780%, 12/13/41	9,300,000	7,670,407
Residential Funding Mortgage Securities I, Inc.,
Series 2005-SA3 3A
5.239%, 8/25/35(l)	5,408,076	3,849,213
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27 A3
5.765%, 7/15/45(l)	8,786,372	7,017,777
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1 A1A
2.956%, 2/25/47(l)	2,360,914	879,573

		107,111,872

Total Asset-Backed and Mortgage-Backed Securities		117,576,521

Corporate Bonds (26.2%)
Consumer Discretionary (2.4%)
Automobiles (0.1%)
Daimler Finance N.A. LLC
4.875%, 6/15/10	$590,000	535,052
7.750%, 1/18/11	1,190,000	1,076,770
6.500%, 11/15/13^	300,000	234,004

		1,845,826

Hotels, Restaurants & Leisure (0.5%)
Marriott International, Inc.
Series J
5.625%, 2/15/13^	3,418,000	2,597,680
McDonald’s Corp.
4.300%, 3/1/13	300,000	306,316
Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 5/1/12^	1,189,000	885,805
6.250%, 2/15/13	1,450,000	1,000,500
7.375%, 11/15/15	1,299,000	779,400
Wyndham Worldwide Corp.
6.000%, 12/1/16	2,355,000	949,272

		6,518,973

Household Durables (0.4%)
Fortune Brands, Inc.
4.875%, 12/1/13	642,000	565,450
MDC Holdings, Inc.
5.500%, 5/15/13	1,650,000	1,291,438
Mohawk Industries, Inc.
6.125%, 1/15/16	3,300,000	2,499,793
Whirlpool Corp.
5.500%, 3/1/13	300,000	237,355

		4,594,036

Media (1.2%)
BSkyB Finance UK plc
5.625%, 10/15/15§	1,175,000	989,026
CBS Corp.
6.625%, 5/15/11	300,000	265,855
5.625%, 8/15/12	300,000	246,903
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	870,000	974,711
Comcast Cable Communications LLC
6.875%, 6/15/09	1,180,000	1,185,530

	Principal Amount	Value (Note 1)
Comcast Corp.
5.500%, 3/15/11	$1,585,000	$1,551,458
5.900%, 3/15/16	600,000	572,889
6.500%, 1/15/17	600,000	592,628
6.950%, 8/15/37	600,000	631,831
COX Communications, Inc.
7.125%, 10/1/12	300,000	287,105
News America, Inc.
5.300%, 12/15/14	100,000	92,099
6.550%, 3/15/33	695,000	623,113
6.150%, 3/1/37	200,000	186,606
6.650%, 11/15/37	300,000	296,928
Thomson Reuters Corp.
6.500%, 7/15/18	300,000	272,803
Time Warner Cable, Inc.
6.200%, 7/1/13	300,000	283,769
5.850%, 5/1/17^	600,000	548,132
6.550%, 5/1/37	300,000	287,439
Time Warner Entertainment Co. LP
8.375%, 3/15/23	1,250,000	1,258,829
Time Warner, Inc.
5.875%, 11/15/16	300,000	268,946
7.700%, 5/1/32	400,000	400,493
Viacom, Inc.
5.750%, 4/30/11	300,000	272,456
6.875%, 4/30/36	300,000	237,083
Walt Disney Co.
6.000%, 7/17/17	500,000	529,932
WPP Finance UK Corp.
5.875%, 6/15/14	2,445,000	2,569,583

		15,426,147

Multiline Retail (0.1%)
Kohl’s Corp.
6.250%, 12/15/17	300,000	240,248
Macy’s, Inc.
5.350%, 3/15/12	300,000	222,832
Target Corp.
5.125%, 1/15/13^	600,000	592,418
6.000%, 1/15/18	300,000	290,467
7.000%, 1/15/38	300,000	278,039

		1,624,004

Specialty Retail (0.1%)
Home Depot, Inc.
4.625%, 8/15/10	300,000	297,072
5.400%, 3/1/16	300,000	268,476
Lowe’s Cos., Inc.
5.600%, 9/15/12	300,000	304,512

		870,060

Total Consumer Discretionary		30,879,046

Consumer Staples (1.8%)
Beverages (0.3%)
Anheuser-Busch Cos., Inc.
6.000%, 4/15/11	300,000	299,770
4.950%, 1/15/14	300,000	275,314
Bottling Group LLC
6.950%, 3/15/14	500,000	542,903
Coca-Cola Co.
5.350%, 11/15/17	600,000	647,345
Coca-Cola Enterprises, Inc.
8.500%, 2/1/12	300,000	326,204
7.375%, 3/3/14	500,000	549,053
Diageo Capital plc
5.750%, 10/23/17^	300,000	290,280

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Diageo Finance B.V.
5.500%, 4/1/13	$600,000	$596,539
PepsiCo, Inc.
5.000%, 6/1/18	300,000	310,958
7.900%, 11/1/18	600,000	735,388

		4,573,754

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.
5.500%, 3/15/17	300,000	318,865
CVS Caremark Corp.
5.750%, 6/1/17	300,000	282,441
6.250%, 6/1/27	200,000	185,960
Delhaize America, Inc.
9.000%, 4/15/31	100,000	101,132
Kroger Co.
5.000%, 4/15/13	300,000	288,807
6.800%, 12/15/18	609,000	629,396
Safeway, Inc.
6.350%, 8/15/17	300,000	296,607
Walgreen Co.
4.875%, 8/1/13	300,000	308,958
Wal-Mart Stores, Inc.
4.125%, 2/15/11^	600,000	613,891
4.550%, 5/1/13	600,000	621,199
6.500%, 8/15/37	800,000	949,851

		4,597,107

Food Products (0.8%)
Archer-Daniels-Midland Co.
7.000%, 2/1/31	300,000	318,161
Bunge Ltd. Finance Corp.
5.875%, 5/15/13	2,210,000	1,500,555
5.100%, 7/15/15	705,000	512,837
Cadbury Schweppes U.S. Finance LLC
5.125%, 10/1/13§	1,705,000	1,600,650
ConAgra Foods, Inc.
8.250%, 9/15/30	100,000	109,669
General Mills, Inc.
5.650%, 9/10/12	300,000	306,220
H.J. Heinz Co.
5.350%, 7/15/13	600,000	595,246
Kellogg Co.
4.250%, 3/6/13	300,000	290,518
Kraft Foods, Inc.
4.125%, 11/12/09	1,270,000	1,271,942
6.250%, 6/1/12	1,800,000	1,861,630
5.250%, 10/1/13	755,000	736,424
6.125%, 2/1/18	300,000	293,969
6.875%, 2/1/38	300,000	299,791
Sara Lee Corp.
6.125%, 11/1/32	100,000	82,168

		9,779,780

Household Products (0.1%)
Kimberly-Clark Corp.
6.125%, 8/1/17	300,000	319,619
Procter & Gamble Co.
4.850%, 12/15/15	300,000	326,799
5.550%, 3/5/37	200,000	222,025

		868,443

Tobacco (0.2%)
Altria Group, Inc.
9.950%, 11/10/38	350,000	381,084
Philip Morris International, Inc.
5.650%, 5/16/18	300,000	297,400

	Principal Amount	Value (Note 1)
Reynolds American, Inc.
7.250%, 6/1/13	$1,840,000	$1,651,595
7.625%, 6/1/16	755,000	628,774

		2,958,853

Total Consumer Staples		22,777,937

Energy (1.5%)
Energy Equipment & Services (0.1%)
Baker Hughes, Inc.
6.500%, 11/15/13	300,000	316,513
Transocean, Inc.
6.000%, 3/15/18	100,000	91,080
6.800%, 3/15/38	250,000	222,987
Weatherford International Ltd.
5.150%, 3/15/13	520,000	457,897
6.000%, 3/15/18	300,000	251,927

		1,340,404

Oil, Gas & Consumable Fuels (1.4%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	600,000	529,985
Apache Corp.
5.250%, 4/15/13	100,000	101,327
6.000%, 1/15/37	300,000	290,903
Canadian Natural Resources Ltd.
5.150%, 2/1/13	435,000	403,174
6.250%, 3/15/38	300,000	235,799
Conoco Funding Co.
6.350%, 10/15/11	300,000	315,610
ConocoPhillips
5.900%, 5/15/38	100,000	98,212
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16^	600,000	612,085
Devon Financing Corp. ULC
7.875%, 9/30/31	100,000	110,110
EnCana Corp.
5.900%, 12/1/17	100,000	83,431
6.625%, 8/15/37	100,000	80,531
Energy Transfer Partners LP
6.700%, 7/1/18^	1,860,000	1,567,779
7.500%, 7/1/38	740,000	577,797
Enterprise Products Operating LLC
Series B
5.600%, 10/15/14	505,000	428,461
EOG Resources, Inc.
6.875%, 10/1/18	100,000	109,066
Gaz Capital S.A.
6.212%, 11/22/16(m)	2,525,000	1,640,581
Hess Corp.
6.650%, 8/15/11	300,000	299,881
7.875%, 10/1/29^	895,000	859,184
Kinder Morgan Energy Partners LP
5.950%, 2/15/18^	300,000	256,040
5.800%, 3/15/35	300,000	208,859
Marathon Oil Corp.
6.600%, 10/1/37	100,000	75,602
Nexen, Inc.
6.400%, 5/15/37	300,000	234,745
Pemex Project Funding Master Trust
6.625%, 6/15/35	300,000	253,950
Petrobras International Finance Co.
5.875%, 3/1/18	300,000	269,700
Petro-Canada
9.250%, 10/15/21	300,000	306,924

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Plains All American Pipeline LP/ PAA Finance Corp.
6.650%, 1/15/37	$100,000	$68,807
Premcor Refining Group, Inc.
7.500%, 6/15/15	751,000	676,212
Shell International Finance B.V.
4.950%, 3/22/12	100,000	103,083
Spectra Energy Capital LLC
6.200%, 4/15/18	500,000	433,875
StatoilHydro ASA
6.360%, 1/15/09	459,000	459,534
7.150%, 1/15/29	100,000	108,552
Suncor Energy, Inc.
7.150%, 2/1/32	100,000	83,497
6.500%, 6/15/38	250,000	189,051
Trans-Canada Pipelines Ltd.
7.250%, 8/15/38	600,000	597,253
6.350%, 5/15/67(l)	1,690,000	755,418
Valero Energy Corp.
6.875%, 4/15/12	3,230,000	3,248,185
4.750%, 6/15/13	100,000	91,883
6.625%, 6/15/37	100,000	73,550
Williams Cos., Inc.
7.125%, 9/1/11	825,000	759,000
8.750%, 3/15/32	100,000	74,500
XTO Energy, Inc.
7.500%, 4/15/12	300,000	296,507
6.500%, 12/15/18	600,000	580,814
6.750%, 8/1/37	100,000	93,656

		18,643,113

Total Energy		19,983,517

Financials (11.6%)
Capital Markets (2.0%)
Bank of New York Mellon Corp.
4.950%, 11/1/12	600,000	609,160
Bear Stearns Cos., Inc.
5.350%, 2/1/12^	600,000	588,680
5.700%, 11/15/14	300,000	292,891
5.550%, 1/22/17	1,705,000	1,623,136
Deutsche Bank AG/London
5.000%, 10/12/10	1,190,000	1,203,059
5.375%, 10/12/12^	100,000	102,343
4.875%, 5/20/13^	600,000	589,074
Goldman Sachs Group, Inc.
3.875%, 1/15/09^	1,003,000	1,001,869
6.600%, 1/15/12^	600,000	591,999
4.750%, 7/15/13	835,000	750,374
5.150%, 1/15/14	1,300,000	1,170,818
5.125%, 1/15/15	325,000	298,176
5.350%, 1/15/16	1,000,000	913,227
5.950%, 1/18/18	1,300,000	1,232,624
6.125%, 2/15/33	300,000	273,497
6.750%, 10/1/37	600,000	487,121
Merrill Lynch & Co., Inc.
6.000%, 2/17/09	1,142,000	1,140,795
4.125%, 9/10/09	445,000	441,142
4.790%, 8/4/10	600,000	583,339
6.150%, 4/25/13	600,000	594,533
6.050%, 5/16/16	448,000	419,091
6.875%, 4/25/18	900,000	941,423
7.750%, 5/14/38	600,000	661,009

	Principal Amount		Value (Note 1)
Morgan Stanley
5.050%, 1/21/11		$1,580,000	$1,517,580
6.750%, 4/15/11		2,095,000	2,061,325
5.625%, 1/9/12		1,260,000	1,194,867
5.300%, 3/1/13		600,000	544,135
4.750%, 4/1/14^		600,000	457,133
5.450%, 1/9/17		600,000	494,569
5.950%, 12/28/17		600,000	497,989
UBS Preferred Funding Trust I
8.622%, 12/31/49(l)		3,535,000	2,135,656

			25,412,634

Commercial Banks (3.5%)
American Express Centurion Bank
4.375%, 7/30/09^		484,000	476,474
ANZ National International Ltd./New Zealand
6.200%, 7/19/13§		600,000	580,536
BAC Capital Trust VI
5.625%, 3/8/35		600,000	504,052
Bank of Scotland plc
4.625%, 11/4/11	GBP	1,984,000	3,009,122
Bank of Tokyo-Mitsubishi UFJ Ltd./New York
7.400%, 6/15/11		$295,000	285,599
BankAmerica Capital II
8.000%, 12/15/26		691,000	564,774
Barclays Bank plc
5.450%, 9/12/12		600,000	607,627
8.550%, 9/29/49(l)§		4,180,000	2,052,029
Compass Bank
5.500%, 4/1/20		1,769,000	1,086,592
Credit Suisse/New York
6.000%, 2/15/18		600,000	550,995
HSBC Holdings plc
6.500%, 5/2/36		600,000	609,186
Huntington National Bank
4.375%, 1/15/10		940,000	899,243
JP Morgan Chase Bank N.A.
6.000%, 10/1/17		600,000	605,207
Key Bank N.A.
7.000%, 2/1/11		1,135,000	1,100,839
5.800%, 7/1/14		300,000	264,042
Korea Development Bank
4.625%, 9/16/10		900,000	873,333
5.300%, 1/17/13		600,000	545,340
Kreditanstalt fuer Wiederaufbau
3.750%, 6/27/11		2,000,000	2,080,940
3.250%, 10/14/11^		600,000	621,839
4.000%, 10/15/13		600,000	630,662
5.125%, 3/14/16^		1,030,000	1,149,377
4.500%, 7/16/18		600,000	657,930
Landwirtschaftliche Rentenbank
4.125%, 7/15/13		600,000	629,734
5.125%, 2/1/17		995,000	1,130,246
Lloyds TSB Bank plc
4.000%, 11/17/11	GBP	324,000	483,912
M&I Marshall & Ilsley Bank
5.000%, 1/17/17		$1,310,000	931,850
Marshall & Ilsley Corp.
4.375%, 8/1/09		1,233,000	1,210,849
5.626%, 8/17/09		269,000	253,068
National City Bank/Ohio
6.250%, 3/15/11		1,535,000	1,474,395
6.200%, 12/15/11		755,000	708,762
Regions Financial Corp.
6.375%, 5/15/12		915,000	804,365

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount		Value (Note 1)
Resona Bank Ltd.
5.850%, 9/29/49(l)§		$260,000	$147,388
Royal Bank of Scotland Group plc
6.400%, 4/1/09		1,021,000	1,022,445
4.125%, 11/14/11	GBP	629,000	940,905
5.000%, 10/1/14		$600,000	514,310
RSHB Capital S.A. (Russian Agricultural Bank OJSC)
6.299%, 5/15/17(m)		1,455,000	773,171
7.750%, 5/29/18§		2,600,000	1,677,000
SouthTrust Corp.
5.800%, 6/15/14		1,195,000	1,070,020
Standard Chartered plc
6.409%, 12/31/49(l)§		1,710,000	629,906
SunTrust Banks, Inc./Georgia
5.450%, 12/1/17		300,000	278,939
U.S. Bancorp
5.300%, 4/28/09		1,200,000	1,203,734
U.S. Bank N.A./Ohio
6.375%, 8/1/11		1,600,000	1,664,453
UBS AG/Connecticut
5.750%, 4/25/18		600,000	544,557
Union Planters Corp.
7.750%, 3/1/11		778,000	745,054
Wachovia Bank N.A.
4.875%, 2/1/15		600,000	574,441
Wachovia Corp.
5.300%, 10/15/11		100,000	96,442
5.500%, 5/1/13^		840,000	830,626
5.750%, 2/1/18		1,000,000	1,001,990
Wells Fargo & Co.
4.200%, 1/15/10		300,000	300,931
4.875%, 1/12/11		600,000	600,023
4.375%, 1/31/13^		1,000,000	979,216
5.625%, 12/11/17		500,000	521,638
Wells Fargo Bank N.A.
7.550%, 6/21/10^		1,700,000	1,768,918

			45,269,026

Consumer Finance (1.0%)
American Express Co.
4.750%, 6/17/09		698,000	694,405
6.150%, 8/28/17^		800,000	771,246
American Express Credit Corp.
5.875%, 5/2/13		300,000	287,992
American General Finance Corp.
5.375%, 9/1/09		615,000	439,827
4.875%, 7/15/12		600,000	253,540
Capital One Bank USA N.A.
5.000%, 6/15/09^		1,575,000	1,551,928
6.500%, 6/13/13^		950,000	846,553
Capital One Financial Corp.
5.500%, 6/1/15		196,000	171,018
6.150%, 9/1/16		100,000	70,370
HSBC Bank USA/New York
4.625%, 4/1/14		600,000	555,901
HSBC Finance Corp.
5.250%, 1/14/11		600,000	581,709
7.000%, 5/15/12		660,000	661,002
6.375%, 11/27/12		600,000	587,028
5.000%, 6/30/15		600,000	532,583
International Lease Finance Corp.
6.375%, 3/15/09		1,545,000	1,483,305
5.750%, 6/15/11		300,000	218,785
6.625%, 11/15/13		600,000	404,273
5.650%, 6/1/14		168,000	109,747

	Principal Amount	Value (Note 1)
SLM Corp.
5.400%, 10/25/11	$1,061,000	$802,576
5.375%, 1/15/13^	1,565,000	1,147,341
5.375%, 5/15/14	1,260,000	850,341
8.450%, 6/15/18^	100,000	79,062

		13,100,532

Diversified Financial Services (3.3%)
Allstate Life Global Funding Trusts
5.375%, 4/30/13^	600,000	590,639
Series 04-1
4.500%, 5/29/09^	528,000	527,544
Bank of America Corp.
3.375%, 2/17/09	560,000	558,081
4.500%, 8/1/10	1,300,000	1,299,553
5.375%, 9/11/12	2,020,000	2,031,148
4.900%, 5/1/13^	2,200,000	2,179,107
5.625%, 10/14/16	1,300,000	1,276,904
7.250%, 10/15/25	100,000	96,788
Bank of America N.A.
5.300%, 3/15/17	300,000	284,858
Caterpillar Financial Services Corp.
4.500%, 6/15/09	637,000	635,148
5.050%, 12/1/10	300,000	294,465
4.900%, 8/15/13	300,000	281,169
CIT Group, Inc.
7.625%, 11/30/12	300,000	253,251
5.850%, 9/15/16	1,565,000	1,101,963
5.650%, 2/13/17	300,000	208,605
Citigroup Capital XXI
8.300%, 12/21/57(l)	300,000	231,371
Citigroup, Inc.
5.125%, 2/14/11	600,000	585,595
5.500%, 4/11/13	2,250,000	2,190,789
6.500%, 8/19/13^	490,000	494,452
5.000%, 9/15/14	300,000	263,875
5.850%, 8/2/16	600,000	581,071
6.125%, 5/15/18^	1,025,000	1,036,400
6.875%, 3/5/38	1,000,000	1,137,887
Countrywide Home Loans, Inc.
4.000%, 3/22/11	24,000	22,848
Credit Suisse First Boston USA, Inc.
4.125%, 1/15/10	600,000	596,205
6.500%, 1/15/12	300,000	306,844
Eksportfinans A/S
5.500%, 5/25/16	4,910,000	5,350,540
General Electric Capital Corp.
7.375%, 1/19/10	600,000	616,768
4.375%, 11/21/11	1,140,000	1,113,485
5.875%, 2/15/12^	1,300,000	1,336,546
5.250%, 10/19/12	1,300,000	1,309,374
4.800%, 5/1/13	600,000	590,335
5.625%, 5/1/18^	1,100,000	1,107,974
6.750%, 3/15/32	200,000	212,645
5.875%, 1/14/38	1,000,000	978,860
John Deere Capital Corp.
7.000%, 3/15/12	100,000	103,713
5.500%, 4/13/17	300,000	286,225
JP Morgan & Co., Inc.
6.250%, 1/15/09^	1,385,000	1,385,125

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
JPMorgan Chase & Co.
6.750%, 2/1/11	$2,675,000	$2,742,338
6.625%, 3/15/12	1,300,000	1,331,716
4.750%, 5/1/13	600,000	592,061
6.000%, 1/15/18	1,000,000	1,055,524
6.400%, 5/15/38	600,000	709,776
MUFG Capital Finance 1 Ltd.
6.346%, 7/29/49(l)	505,000	351,845
National Rural Utilities Cooperative Finance Corp.
5.450%, 2/1/18	100,000	88,791
8.000%, 3/1/32	600,000	591,390
Resona Preferred Global Securities Cayman Ltd.
7.191%, 12/29/49(l)§	475,000	226,142
UFJ Finance Aruba AEC
6.750%, 7/15/13	755,000	737,935
Unilever Capital Corp.
7.125%, 11/1/10	300,000	320,831

		42,206,499

Insurance (1.0%)
Allied World Assurance Co. Holdings Ltd.
7.500%, 8/1/16	2,145,000	1,512,193
American International Group, Inc.
8.250%, 8/15/18§	900,000	658,727
Assurant, Inc.
5.625%, 2/15/14	495,000	376,178
Chubb Corp.
5.750%, 5/15/18	600,000	576,100
General Electric Global Insurance Holdings Corp.
7.000%, 2/15/26	3,435,000	3,253,629
Genworth Financial, Inc.
5.231%, 5/16/09^	520,000	509,353
4.750%, 6/15/09^	585,000	574,744
6.515%, 5/22/18	1,840,000	638,029
Liberty Mutual Group, Inc.
5.750%, 3/15/14§	840,000	543,009
Marsh & McLennan Cos., Inc.
5.375%, 7/15/14	600,000	532,307
MetLife, Inc.
5.000%, 6/15/15	600,000	562,015
5.700%, 6/15/35	300,000	244,298
Principal Life Income Funding Trusts
5.300%, 4/24/13	300,000	281,018
Prudential Financial, Inc.
5.150%, 1/15/13	710,000	576,699
5.100%, 9/20/14	300,000	250,927
5.700%, 12/14/36	200,000	124,652
Travelers Cos., Inc.
6.750%, 6/20/36	700,000	728,735
XL Capital Ltd.
5.250%, 9/15/14	1,250,000	694,181

		12,636,794

Real Estate Investment Trusts (REITs) (0.8%)
ERP Operating LP
5.250%, 9/15/14^	1,615,000	1,079,001
5.125%, 3/15/16	600,000	424,506
HCP, Inc.
5.650%, 12/15/13	300,000	179,268
6.000%, 1/30/17	1,965,000	947,020
Health Care REIT, Inc.
6.200%, 6/1/16	4,700,000	2,683,310
Healthcare Realty Trust, Inc.
5.125%, 4/1/14	2,802,000	1,688,174

	Principal Amount	Value (Note 1)
ProLogis
5.625%, 11/15/15	$800,000	$398,132
Simon Property Group LP
5.000%, 3/1/12	2,620,000	2,070,046
5.625%, 8/15/14	1,520,000	1,013,807
5.250%, 12/1/16	300,000	191,695

		10,674,959

Specialized Finance (0.0%)
Toll Brothers Finance Corp.
6.875%, 11/15/12	600,000	502,422
5.150%, 5/15/15	165,000	118,542

		620,964

Thrifts & Mortgage Finance (0.0%)
Countrywide Financial Corp.
6.250%, 5/15/16^	756,000	717,828

Total Financials		150,639,236

Health Care (1.1%)
Biotechnology (0.0%)
Amgen, Inc.
4.850%, 11/18/14	300,000	295,744
Genentech, Inc.
5.250%, 7/15/35	300,000	284,389

		580,133

Health Care Equipment & Supplies (0.1%)
Baxter FinCo B.V.
4.750%, 10/15/10	1,066,000	1,062,986
Baxter International, Inc.
4.625%, 3/15/15	300,000	301,438
6.250%, 12/1/37	100,000	115,111
Covidien International Finance S.A.
6.000%, 10/15/17	100,000	98,650

		1,578,185

Health Care Providers & Services (0.4%)
Aetna, Inc.
6.000%, 6/15/16	300,000	275,920
Cardinal Health, Inc.
5.500%, 6/15/13	300,000	283,603
CIGNA Corp.
7.875%, 5/15/27	100,000	92,626
Medco Health Solutions, Inc.
7.125%, 3/15/18	100,000	92,409
UnitedHealth Group, Inc.
4.125%, 8/15/09	580,000	570,977
5.250%, 3/15/11	2,165,000	2,035,672
WellPoint, Inc.
4.250%, 12/15/09	1,581,000	1,520,396
5.850%, 1/15/36	100,000	81,693

		4,953,296

Life Sciences Tools & Services (0.2%)
Fisher Scientific International, Inc.
6.750%, 8/15/14	522,000	493,290
6.125%, 7/1/15	1,606,000	1,415,288

		1,908,578

Pharmaceuticals (0.4%)
Abbott Laboratories, Inc.
3.500%, 2/17/09	597,000	597,850
5.600%, 5/15/11	300,000	316,755
5.875%, 5/15/16	300,000	324,920
AstraZeneca plc
5.400%, 9/15/12	300,000	316,826
6.450%, 9/15/37	300,000	341,004

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Bristol-Myers Squibb Co.
5.450%, 5/1/18	$300,000	$310,615
Eli Lilly & Co.
5.200%, 3/15/17	200,000	203,102
GlaxoSmithKline Capital, Inc.
4.850%, 5/15/13^	300,000	300,917
5.650%, 5/15/18	100,000	105,033
6.375%, 5/15/38	300,000	338,950
Johnson & Johnson
5.150%, 7/15/18	300,000	330,345
5.850%, 7/15/38	100,000	120,815
Merck & Co., Inc.
6.400%, 3/1/28	300,000	331,075
Schering-Plough Corp.
6.000%, 9/15/17	300,000	296,973
Wyeth
5.500%, 3/15/13	300,000	305,585
5.500%, 2/1/14^	747,000	758,794
6.000%, 2/15/36	100,000	107,291
5.950%, 4/1/37	250,000	277,572

		5,684,422

Total Health Care		14,704,614

Industrials (1.2%)
Aerospace & Defense (0.2%)
Boeing Capital Corp.
6.500%, 2/15/12	300,000	306,623
Boeing Co.
6.125%, 2/15/33	100,000	104,184
General Dynamics Corp.
4.250%, 5/15/13	300,000	299,986
Honeywell International, Inc.
4.250%, 3/1/13	300,000	299,421
Lockheed Martin Corp.
Series B
6.150%, 9/1/36	350,000	379,480
Northrop Grumman Systems Corp.
7.125%, 2/15/11	100,000	103,976
Raytheon Co.
6.400%, 12/15/18	300,000	324,754
United Technologies Corp.
5.375%, 12/15/17^	300,000	303,269
6.125%, 7/15/38	100,000	108,678

		2,230,371

Air Freight & Logistics (0.0%)
United Parcel Service, Inc.
4.500%, 1/15/13	300,000	309,463
6.200%, 1/15/38^	200,000	220,491

		529,954

Airlines (0.0%)
UAL Pass Through Trust
Series 2007-1
6.636%, 7/2/22	627,963	368,928

Building Products (0.3%)
CRH America, Inc.
8.125%, 7/15/18	100,000	72,200
Masco Corp.
4.800%, 6/15/15	4,160,000	2,812,114
6.125%, 10/3/16	1,590,000	1,091,298

		3,975,612

Commercial Services & Supplies (0.2%)
Pitney Bowes, Inc.
4.750%, 1/15/16	100,000	92,639

	Principal Amount	Value (Note 1)
R.R. Donnelley & Sons Co.
4.950%, 4/1/14	$1,315,000	$996,773
Waste Management, Inc.
6.875%, 5/15/09^	825,000	821,170
5.000%, 3/15/14	100,000	85,803
7.000%, 7/15/28	100,000	82,946

		2,079,331

Electrical Equipment (0.0%)
Emerson Electric Co.
5.250%, 10/15/18	100,000	102,139

Industrial Conglomerates (0.2%)
3M Co.
4.375%, 8/15/13	100,000	105,016
6.375%, 2/15/28	100,000	115,143
General Electric Co.
5.000%, 2/1/13	300,000	303,387
Hutchison Whampoa International Ltd.
7.450%, 11/24/33§	1,035,000	924,379
Philips Electronics N.V.
6.875%, 3/11/38	300,000	284,751
Textron Financial Corp.
4.600%, 5/3/10	600,000	520,058
Tyco International Finance S.A.
6.000%, 11/15/13	1,160,000	1,088,446

		3,341,180

Machinery (0.1%)
Caterpillar, Inc.
6.050%, 8/15/36	100,000	97,377
Danaher Corp.
5.625%, 1/15/18	600,000	617,302
Dover Corp.
6.600%, 3/15/38	100,000	113,029

		827,708

Road & Rail (0.2%)
Burlington Northern Santa Fe Corp.
6.150%, 5/1/37	100,000	92,102
Burlington Resources Finance Co.
7.200%, 8/15/31	100,000	106,987
Canadian National Railway Co.
6.200%, 6/1/36	350,000	376,800
Canadian Pacific Railway Co.
6.500%, 5/15/18	300,000	264,583
CSX Corp.
6.250%, 4/1/15^	100,000	98,161
6.150%, 5/1/37	100,000	80,021
Norfolk Southern Corp.
6.200%, 4/15/09	640,000	640,817
7.700%, 5/15/17	200,000	214,383
5.750%, 4/1/18	500,000	486,524
Union Pacific Corp.
6.500%, 4/15/12	300,000	308,000
6.150%, 5/1/37	100,000	92,692

		2,761,070

Total Industrials		16,216,293

Information Technology (1.0%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
5.250%, 2/22/11	300,000	311,440
5.500%, 2/22/16	200,000	211,835

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Motorola, Inc.
7.625%, 11/15/10^	$122,000	$108,122
6.000%, 11/15/17	300,000	161,770
7.500%, 5/15/25	145,000	79,443
6.500%, 9/1/25	895,000	442,977

		1,315,587

Computers & Peripherals (0.2%)
Dell, Inc.
6.500%, 4/15/38	300,000	249,944
Hewlett-Packard Co.
4.500%, 3/1/13^	600,000	609,050
International Business Machines Corp.
4.750%, 11/29/12	300,000	309,837
5.700%, 9/14/17	600,000	641,469
5.875%, 11/29/32	100,000	105,221

		1,915,521

IT Services (0.2%)
Computer Sciences Corp.
5.500%, 3/15/13§	760,000	680,886
Electronic Data Systems Corp.
7.450%, 10/15/29	765,000	828,739
Series B
6.000%, 8/1/13	1,219,000	1,263,165

		2,772,790

Office Electronics (0.4%)
Xerox Capital Trust I
8.000%, 2/1/27	5,205,000	3,554,442
Xerox Corp.
9.750%, 1/15/09	1,062,000	1,059,632
7.625%, 6/15/13	295,000	246,206
6.350%, 5/15/18	300,000	234,628

		5,094,908

Software (0.1%)
Oracle Corp.
5.000%, 1/15/11	600,000	616,186
5.750%, 4/15/18	800,000	836,775

		1,452,961

Total Information Technology		12,551,767

Materials (1.4%)
Chemicals (0.3%)
Dow Chemical Co.
7.375%, 11/1/29	100,000	94,178
E.I. du Pont de Nemours & Co.
5.000%, 7/15/13	300,000	301,805
5.250%, 12/15/16^	100,000	99,382
Lubrizol Corp.
4.625%, 10/1/09	585,000	574,610
Monsanto Co.
7.375%, 8/15/12	300,000	333,791
5.125%, 4/15/18^	100,000	104,922
5.875%, 4/15/38	300,000	321,739
PPG Industries, Inc.
5.750%, 3/15/13	960,000	949,379
Rohm & Haas Co.
5.600%, 3/15/13	800,000	772,446

		3,552,252

Construction Materials (0.0%)
Lafarge S.A.
6.150%, 7/15/11	783,000	681,743

	Principal Amount	Value (Note 1)
Containers & Packaging (0.1%)
Packaging Corp. of America
5.750%, 8/1/13	$1,675,000	$1,482,562

Metals & Mining (0.6%)
Alcoa, Inc.
6.000%, 7/15/13	300,000	271,255
6.750%, 7/15/18	295,000	241,350
5.900%, 2/1/27	300,000	197,338
ArcelorMittal S.A.
5.375%, 6/1/13	300,000	226,244
6.125%, 6/1/18^	1,930,000	1,321,583
Barrick N.A. Finance LLC
7.500%, 9/15/38	100,000	87,437
BHP Billiton Finance USA Ltd.
4.800%, 4/15/13	300,000	278,464
7.250%, 3/1/16	862,000	872,225
Freeport-McMoRan Copper & Gold, Inc.
8.250%, 4/1/15	605,000	514,250
8.375%, 4/1/17	500,000	410,000
Ispat Inland ULC
9.750%, 4/1/14	510,000	436,520
Nucor Corp.
5.750%, 12/1/17	300,000	296,490
Rio Tinto Finance USA Ltd.
5.875%, 7/15/13	300,000	238,954
6.500%, 7/15/18	300,000	219,951
7.125%, 7/15/28	100,000	70,597
United States Steel Corp.
5.650%, 6/1/13	1,364,000	1,020,219
Vale Overseas Ltd.
6.875%, 11/21/36	600,000	544,620

		7,247,497

Paper & Forest Products (0.4%)
Celulosa Arauco y Constitucion S.A.
8.625%, 8/15/10	359,000	372,962
International Paper Co.
4.250%, 1/15/09	627,000	626,274
7.400%, 6/15/14	1,670,000	1,368,914
5.300%, 4/1/15	1,915,000	1,331,245
Westvaco Corp.
8.200%, 1/15/30	1,130,000	860,025
Weyerhaeuser Co.
6.950%, 10/1/27	100,000	64,266
7.375%, 3/15/32	300,000	194,775

		4,818,461

Total Materials		17,782,515

Telecommunication Services (2.2%)
Diversified Telecommunication Services (1.8%)
AT&T Corp.
7.300%, 11/15/11	600,000	623,380
8.000%, 11/15/31	400,000	502,454
AT&T, Inc.
4.125%, 9/15/09	770,000	773,155
4.950%, 1/15/13^	300,000	301,658
5.100%, 9/15/14	300,000	294,896
5.625%, 6/15/16	600,000	602,689
6.300%, 1/15/38	700,000	739,977
6.400%, 5/15/38^	300,000	321,354
BellSouth Capital Funding Corp.
7.750%, 2/15/10	300,000	310,524
British Telecommunications plc
8.625%, 12/15/10	1,700,000	1,748,788

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Deutsche Telekom International Finance B.V.
8.750%, 6/15/30	$700,000	$863,199
Embarq Corp.
6.738%, 6/1/13	420,000	354,900
7.082%, 6/1/16	1,665,000	1,282,050
7.995%, 6/1/36	100,000	67,500
France Telecom S.A.
7.750%, 3/1/11	600,000	631,382
Pacific Bell Telephone Co.
6.625%, 10/15/34	1,970,000	1,581,778
Qwest Corp.
7.875%, 9/1/11^	1,540,000	1,416,800
8.875%, 3/15/12	1,145,000	1,059,125
7.500%, 10/1/14	285,000	236,550
Telecom Italia Capital S.A.
4.000%, 1/15/10	2,405,000	2,212,600
5.250%, 11/15/13	300,000	228,750
5.250%, 10/1/15	600,000	456,750
Telefonica Emisiones S.A.U.
6.421%, 6/20/16	1,200,000	1,197,917
7.045%, 6/20/36	500,000	545,766
Verizon Communications, Inc.
7.250%, 12/1/10	600,000	629,017
7.375%, 9/1/12	600,000	627,694
5.250%, 4/15/13	755,000	757,888
5.500%, 2/15/18	1,000,000	961,846
7.750%, 12/1/30^	700,000	776,229
6.900%, 4/15/38	100,000	112,525
Verizon New Jersey, Inc.
Series A
5.875%, 1/17/12	545,000	536,526

		22,755,667

Wireless Telecommunication Services (0.4%)
America Movil S.A.B. de C.V.
6.375%, 3/1/35	100,000	84,801
New Cingular Wireless Services, Inc.
7.875%, 3/1/11	660,000	683,260
8.125%, 5/1/12	300,000	321,711
8.750%, 3/1/31	660,000	825,057
Rogers Communications, Inc.
6.800%, 8/15/18	100,000	101,043
7.500%, 8/15/38	100,000	108,362
U.S. Cellular Corp.
6.700%, 12/15/33	905,000	652,233
Vodafone Group plc
7.750%, 2/15/10	1,475,000	1,507,472
5.000%, 12/16/13	300,000	288,592
5.625%, 2/27/17^	600,000	565,349

		5,137,880

Total Telecommunication Services		27,893,547

Utilities (2.0%)
Electric Utilities (1.6%)
Appalachian Power Co.
7.000%, 4/1/38	250,000	247,294
Baltimore Gas & Electric Co.
6.125%, 7/1/13	500,000	462,628
Carolina Power & Light Co.
6.500%, 7/15/12	1,480,000	1,457,329
6.300%, 4/1/38	500,000	551,013
Columbus Southern Power Co.
Series C
5.500%, 3/1/13	300,000	288,710

	Principal Amount	Value (Note 1)
Commonwealth Edison Co.
6.450%, 1/15/38	$600,000	$536,406
Consolidated Edison Co. of New York, Inc.
Series 07-A
6.300%, 8/15/37	100,000	100,163
Series 08-B
6.750%, 4/1/38	100,000	106,847
Cooper U.S., Inc.
5.250%, 11/15/12	100,000	101,012
Duke Energy Carolinas LLC
Series C
7.000%, 11/15/18	150,000	173,113
Duke Energy Corp.
5.650%, 6/15/13	600,000	588,535
Duke Energy Ohio, Inc.
5.700%, 9/15/12	300,000	295,116
Exelon Corp.
6.750%, 5/1/11	655,000	639,258
4.900%, 6/15/15	300,000	245,949
Exelon Generation Co. LLC
6.200%, 10/1/17	100,000	86,001
FirstEnergy Corp.
Series B
6.450%, 11/15/11	585,000	552,975
Series C
7.375%, 11/15/31	975,000	922,366
Florida Power & Light Co.
5.950%, 2/1/38	350,000	389,847
FPL Group Capital, Inc.
5.625%, 9/1/11	905,000	917,770
MidAmerican Energy Co.
5.750%, 11/1/35	100,000	88,378
MidAmerican Energy Holdings Co.
5.875%, 10/1/12	1,430,000	1,426,442
6.125%, 4/1/36	300,000	278,953
5.950%, 5/15/37	100,000	90,675
6.500%, 9/15/37	300,000	292,843
Nevada Power Co.
6.500%, 8/1/18	300,000	288,635
Northern States Power Co.
5.250%, 3/1/18	300,000	298,901
Oncor Electric Delivery Co.
6.375%, 5/1/12	100,000	96,178
Pacific Gas & Electric Co.
4.800%, 3/1/14	1,270,000	1,247,211
6.050%, 3/1/34	300,000	318,618
PPL Energy Supply LLC
6.500%, 5/1/18	100,000	81,167
Progress Energy, Inc.
7.100%, 3/1/11	571,000	565,935
Public Service Co. of Colorado
7.875%, 10/1/12	450,000	473,248
Public Service Electric & Gas Co.
5.375%, 9/1/13	300,000	295,476
South Carolina Electric & Gas Co.
6.050%, 1/15/38	100,000	104,397
Southern California Edison Co.
5.750%, 3/15/14	600,000	628,763
Series 08-A
5.950%, 2/1/38	100,000	111,385
Southern Co.
Series A
5.300%, 1/15/12	600,000	605,874
Southern Natural Gas Co.
5.900%, 4/1/17§	500,000	396,229

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
SPI Electricity & Gas Australia Holdings Pty Ltd.
6.150%, 11/15/13§	$3,950,000	$3,958,319
Union Electric Co.
6.700%, 2/1/19	300,000	273,354
Virginia Electric & Power Co.
Series A
4.750%, 3/1/13	300,000	288,532
6.000%, 5/15/37	100,000	96,857

		20,968,702

Gas Utilities (0.0%)
Oneok, Inc.
6.000%, 6/15/35	100,000	68,529

Independent Power Producers & Energy Traders (0.1%)
Tennessee Valley Authority
5.500%, 7/18/17	600,000	704,780

Multi-Utilities (0.3%)
CenterPoint Energy Resources Corp.
Series B
7.875%, 4/1/13	300,000	277,888
DCP Midstream LLC
7.875%, 8/16/10	400,000	393,247
Dominion Resources, Inc.
Series A
5.000%, 12/1/14	300,000	275,450
Series B
5.950%, 6/15/35	100,000	85,444
DTE Energy Co.
6.350%, 6/1/16	300,000	268,855
NiSource Finance Corp.
7.875%, 11/15/10	660,000	603,960
6.800%, 1/15/19	1,385,000	870,823
5.450%, 9/15/20	100,000	53,559
Sempra Energy
6.000%, 2/1/13	300,000	288,015
Veolia Environnement
6.000%, 6/1/18^	885,000	784,469
Wisconsin Energy Corp.
6.250%, 5/15/67(l)	765,000	378,675

		4,280,385

Total Utilities		26,022,396

Total Corporate Bonds		339,450,868

Government Securities (62.1%)
Foreign Governments (2.1%)
Export Development Canada
3.500%, 5/16/13	$600,000	635,412
Federative Republic of Brazil
10.250%, 6/17/13	1,000,000	1,225,000
8.875%, 10/14/19	300,000	366,000
8.875%, 4/15/24	600,000	744,000
10.125%, 5/15/27	100,000	138,000
8.250%, 1/20/34	1,630,000	1,985,584
Oesterreichische Kontrollbank AG
2.875%, 3/15/11	600,000	609,073
4.750%, 10/16/12	300,000	325,340
Province of Manitoba
5.000%, 2/15/12	600,000	644,632
Province of Nova Scotia
5.125%, 1/26/17	300,000	339,580
Province of Ontario
4.950%, 6/1/12	500,000	528,861
4.950%, 11/28/16	600,000	650,918

	Principal Amount		Value (Note 1)
Province of Quebec
4.875%, 5/5/14		$600,000	$623,575
4.625%, 5/14/18^		600,000	615,325
7.500%, 9/15/29		500,000	710,201
Republic of Italy
3.500%, 7/15/11		1,600,000	1,650,004
5.250%, 9/20/16		1,300,000	1,406,769
Republic of Peru
6.550%, 3/14/37		300,000	267,750
Republic of South Africa
5.875%, 5/30/22		700,000	588,000
Russian Federation
7.500%, 3/31/30(e)(m)		4,218,900	3,679,556
State of Israel
5.125%, 3/1/14		100,000	104,476
Svensk Exportkredit AB
5.125%, 3/1/17		300,000	328,731
United Kingdom Gilt
4.250%, 3/7/11	GBP	1,240,186	1,876,172
5.000%, 3/7/12		3,420,000	5,326,405
United Mexican States
6.375%, 1/16/13		$300,000	315,000
5.625%, 1/15/17^		600,000	600,000
8.300%, 8/15/31		300,000	367,500
6.050%, 1/11/40		100,000	97,000

			26,748,864

Municipal Bond (0.1%)
Illinois State
5.100%, 6/1/33		1,200,000	1,054,128

Supranational (1.3%)
Asian Development Bank
3.000%, 2/15/11		600,000	609,467
4.250%, 10/20/14		600,000	668,223
5.500%, 6/27/16		1,375,000	1,637,094
European Investment Bank
5.000%, 2/8/10		1,000,000	1,032,530
3.125%, 7/15/11		2,300,000	2,364,308
4.250%, 7/15/13^		1,600,000	1,708,690
4.875%, 1/17/17		600,000	672,926
4.875%, 2/15/36		725,000	799,102
Inter-American Development Bank
4.375%, 9/20/12		600,000	646,491
5.125%, 9/13/16		1,840,000	2,066,206
International Bank for Reconstruction & Development
5.000%, 4/1/16		600,000	671,602
9.250%, 7/15/17		865,000	1,268,196
4.750%, 2/15/35		100,000	116,535
Japan Bank for International Cooperation
4.250%, 6/18/13		600,000	620,202
Nordic Investment Bank
3.625%, 6/17/13		600,000	624,460
5.000%, 2/1/17		1,540,000	1,801,341

			17,307,373

U.S. Government Agencies (39.8%)
Federal Farm Credit Bank
3.875%, 8/25/11^		100,000	106,253
4.100%, 5/15/13		100,000	100,895
Federal Home Loan Bank
3.750%, 1/8/10		3,300,000	3,401,495
2.375%, 4/30/10^		3,200,000	3,265,085
3.375%, 8/13/10		4,000,000	4,152,636
4.375%, 10/22/10		3,200,000	3,379,872
5.375%, 8/19/11		2,300,000	2,527,337

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
5.125%, 8/14/13^	$1,300,000	$1,449,916
4.000%, 9/6/13^	1,600,000	1,707,707
5.500%, 8/13/14	1,300,000	1,498,921
5.000%, 11/17/17^	2,000,000	2,292,998
5.500%, 7/15/36	300,000	384,459
Federal Home Loan Mortgage Corp.
4.875%, 2/9/10	3,300,000	3,436,303
4.125%, 7/12/10	8,400,000	8,732,069
3.600%, 5/20/11	100,000	101,051
3.875%, 6/29/11^	6,700,000	7,130,227
4.500%, 7/15/13	3,300,000	3,590,248
5.000%, 7/15/14	2,000,000	2,253,164
5.000%, 4/18/17	400,000	457,301
5.000%, 4/30/18	100,000	99,517
4.875%, 6/13/18^	2,500,000	2,873,225
6.750%, 3/15/31^	600,000	879,863
6.250%, 7/15/32^	300,000	418,965
5.500%, 1/1/35	3,174,732	3,255,724
5.500%, 7/1/35	7,378,525	7,585,508
4.500%, 8/1/35	2,529,073	2,567,368
4.500%, 9/1/35	2,235,302	2,269,148
4.500%, 10/1/35	4,876,057	4,949,890
5.758%, 12/1/36(l)	7,703,232	7,885,916
7.000%, 2/1/37	18,731,828	19,541,705
4.500%, 1/15/24 TBA	8,000,000	8,177,504
5.000%, 1/15/24 TBA	7,000,000	7,183,750
5.500%, 1/15/24 TBA	4,000,000	4,117,500
6.000%, 1/15/24 TBA	1,000,000	1,035,000
4.500%, 1/15/39 TBA	2,500,000	2,532,813
5.000%, 1/15/39 TBA	30,000,000	30,656,250
5.500%, 1/15/39 TBA	30,000,000	30,703,140
6.000%, 1/15/39 TBA	25,000,000	25,750,000
6.500%, 1/15/39 TBA	6,000,000	6,230,628
Federal National Mortgage Association
3.250%, 2/10/10	3,300,000	3,384,892
4.750%, 3/12/10	2,600,000	2,708,550
3.000%, 4/28/10	100,000	100,689
2.375%, 5/20/10^	1,600,000	1,631,395
3.250%, 8/12/10^	3,300,000	3,417,836
6.000%, 5/15/11	1,300,000	1,436,868
5.000%, 2/16/12	2,600,000	2,852,795
4.625%, 10/15/13^	5,200,000	5,723,874
5.000%, 2/13/17^	3,300,000	3,743,814
5.000%, 5/11/17^	1,600,000	1,824,350
9.000%, 8/1/26	4,752	5,199
6.250%, 5/15/29	1,000,000	1,365,390
7.125%, 1/15/30	600,000	899,650
5.500%, 4/1/33	11,394,898	11,708,744
5.500%, 7/1/33	4,219,687	4,335,908
5.000%, 11/1/33	3,261,743	3,338,839
5.500%, 4/1/34	1,889,650	1,941,696
5.500%, 5/1/34	1,128,010	1,159,078
5.500%, 11/1/34	5,602,932	5,753,750
5.500%, 2/1/35	9,194,692	9,447,938
6.000%, 4/1/35	12,210,033	12,609,287
4.500%, 9/1/35	6,305,724	6,409,140
5.000%, 2/1/36	21,822,907	22,311,443
5.000%, 7/1/36	8,153,937	8,341,570
6.500%, 9/1/36	10,475,897	10,893,296
5.933%, 2/1/37(l)	3,938,720	4,037,158
4.500%, 1/25/24 TBA	12,000,000	12,262,500
5.000%, 1/25/24 TBA	8,000,000	8,210,000
5.500%, 1/25/24 TBA	6,000,000	6,178,128
6.000%, 1/25/24 TBA	2,000,000	2,073,750
4.500%, 1/25/39 TBA	2,500,000	2,533,595

	Principal Amount	Value (Note 1)
5.000%, 1/25/39 TBA	$10,000,000	$10,209,380
5.500%, 1/25/39 TBA	50,000,000	51,250,000
6.000%, 1/25/39 TBA	25,000,000	25,734,375
6.500%, 1/25/39 TBA	9,000,000	9,345,942
Government National Mortgage Association
8.500%, 10/15/17	2,357	2,516
8.500%, 11/15/17	8,320	8,880
8.000%, 7/15/26	682	726
5.000%, 1/15/39 TBA	6,000,000	6,150,000
5.500%, 1/15/39 TBA	15,000,000	15,445,320
6.000%, 1/15/39 TBA	10,000,000	10,315,620
6.500%, 1/15/39 TBA	5,000,000	5,198,440

		514,983,672

U.S. Treasuries (18.8%)
U.S. Treasury Bonds
11.250%, 2/15/15	1,700,000	2,582,008
7.250%, 5/15/16^	3,300,000	4,418,647
8.750%, 5/15/17	2,000,000	2,943,124
8.125%, 8/15/19	3,300,000	4,877,298
8.750%, 8/15/20^	3,300,000	5,151,610
0.000%, 2/15/21 PO STRIPS	11,120,000	7,461,153
7.875%, 2/15/21	1,000,000	1,486,250
6.750%, 8/15/26^	2,700,000	4,072,359
0.000%, 2/15/27 PO STRIPS	15,380,000	8,749,405
6.625%, 2/15/27	1,900,000	2,841,391
5.500%, 8/15/28	6,400,000	8,649,997
5.250%, 2/15/29	1,500,000	1,989,141
6.250%, 5/15/30	1,000,000	1,503,750
4.500%, 2/15/36	5,650,000	7,506,556
4.750%, 2/15/37^	1,300,000	1,811,469
4.375%, 2/15/38^	2,200,000	2,946,625
4.500%, 5/15/38^	1,900,000	2,593,204
U.S. Treasury Notes
3.625%, 1/15/10^	6,000,000	6,209,766
4.750%, 2/15/10^	10,000,000	10,476,170
2.125%, 4/30/10^	13,000,000	13,310,778
3.875%, 7/15/10	3,300,000	3,480,856
2.375%, 8/31/10	16,000,000	16,485,632
2.000%, 9/30/10^	3,200,000	3,280,499
1.500%, 10/31/10^	2,600,000	2,638,797
0.875%, 12/31/10	10,000,000	10,021,880
4.500%, 2/28/11^	8,000,000	8,650,000
5.125%, 6/30/11	3,300,000	3,652,430
4.500%, 9/30/11	3,300,000	3,620,978
4.500%, 11/30/11^	1,600,000	1,762,374
4.625%, 12/31/11	3,300,000	3,654,493
4.875%, 2/15/12	3,300,000	3,692,647
4.500%, 3/31/12	3,300,000	3,646,757
4.625%, 7/31/12	600,000	672,610
4.000%, 11/15/12	3,300,000	3,663,257
3.875%, 2/15/13^	5,300,000	5,904,529
2.750%, 2/28/13^	4,000,000	4,273,752
3.500%, 5/31/13^	2,000,000	2,190,624
3.375%, 7/31/13	3,000,000	3,276,798
3.125%, 9/30/13	4,300,000	4,639,631
2.750%, 10/31/13^	3,000,000	3,189,375
2.000%, 11/30/13^	2,000,000	2,051,876
1.500%, 12/31/13	3,500,000	3,492,069
4.250%, 8/15/14^	600,000	689,625
4.250%, 8/15/15	3,300,000	3,832,125
4.875%, 8/15/16	1,600,000	1,911,875
4.625%, 2/15/17	1,600,000	1,892,250
4.750%, 8/15/17	2,800,000	3,347,750
4.250%, 11/15/17^	17,400,000	20,269,643

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
3.500%, 2/15/18^	$2,000,000	$2,213,750
3.875%, 5/15/18	3,300,000	3,763,030
4.000%, 8/15/18	1,700,000	1,963,102
3.750%, 11/15/18^	3,400,000	3,848,902

		243,254,617

Total Government Securities		803,348,654

Total Long-Term Debt Securities (97.4%) (Cost $1,304,343,110)		1,260,376,043

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:

Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Fannie Mae
Series S
8.250%(l)	32,375	26,871
Freddie Mac
Series Z
0.000%(l)	24,725	9,643

Total Preferred Stocks (0.0%) (Cost $1,427,500)		36,514

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (10.9%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$10,000,000	9,952,170
Beta Finance, Inc.
0.37%, 5/11/09 (l)	10,001,824	9,846,375
Calyon/New York
0.41%, 7/2/10 (l)	4,998,368	4,791,036
Comerica Bank
4.77%, 1/12/09 (l)	9,000,503	9,000,503
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	77,127,898	77,127,898
Goldman Sachs Group, Inc.
0.41%, 3/27/09 (l)	5,000,000	4,974,415
Merrill Lynch & Co., Inc.
1.94%, 5/8/09 (l)	7,000,000	6,873,328
New York Life Global Funding
0.50%, 3/30/09 (l)	5,000,000	4,969,650
Pricoa Global Funding I
0.40%, 6/25/10 (l)	4,999,252	4,421,548
Tango Finance Corp.
0.37%, 6/25/09 (l)	4,999,102	4,969,503
Wells Fargo & Co.
0.17%, 8/3/09 (l)	5,000,000	4,871,030

Total Short-Term Investments of Cash Collateral for Securities Loaned		141,797,456

Time Deposit (24.2%)
JP Morgan Chase Nassau
0.001%, 1/2/09	312,789,890	312,789,890

Total Short-Term Investments (35.1%) (Cost/Amortized Cost $455,916,837)		454,587,346

Total Investments (132.5%) (Cost/Amortized Cost $1,761,687,447)		1,714,999,903
Other Assets Less Liabilities (-32.5%)		(420,436,727)

Net Assets (100%)		$1,294,563,176

^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $19,800 or 0.0% of net assets) at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $16,501,209 or 1.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(e)	Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% – 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:
CMO	—	Collateralized Mortgage Obligation
GBP	—	British Pound
PO	—	Principal Only
STRIPS	—	Separate Trading of Registered Interest and Principal Securities
TBA	—	Security is subject to delayed delivery.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation
Foreign Currency Sell Contracts
British Pound vs. U.S. Dollar, expiring 2/26/09	20	14	$20,192	$19,585	$607
British Pound vs. U.S. Dollar, expiring 2/26/09	12,256	8,031	12,256,193	11,531,545	724,648
British Pound vs. U.S. Dollar, expiring 2/26/09	6	4	6,488	6,072	416

					$725,671

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$36,514	$1,714,943,589	$19,800	$1,714,999,903
Other Investments*	—	725,671	—	725,671

Total	$36,514	$1,715,669,260	$19,800	$1,715,725,574

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$4,325,427	$—
Total gains or losses (realized/unrealized) included in earnings	(1,605,169)	—
Purchases, sales, issuances, and settlements (net)	(2,700,458)	—
Transfers in and/or out of Level 3	—	—

Balance as of 12/31/08	$19,800	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$(608,932)	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Investment security transactions for the year, ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$1,101,041,988
Long-term U.S. Treasury securities	1,171,861,331

$2,272,903,319

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$1,666,587,757
Long-term U.S. Treasury securities	1,107,296,385

$2,773,884,142

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$33,274,701
Aggregate gross unrealized depreciation	(80,193,832)

Net unrealized depreciation	$(46,919,131)

Federal income tax cost of investments	$1,761,919,034

At December 31, 2008, the Portfolio had loaned securities with a total value of $139,546,321. This was secured by collateral of $143,126,948 which was received as cash and subsequently invested in short-term investments currently valued at $141,797,456, as reported in the portfolio of investments.

The Portfolio has a net capital loss carryforward of $71,453,227 of which $395,663 expires in the year 2013, $20,191,378 expires in the year 2014, and $50,866,186 expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:

Asset-Backed and Mortgage-Backed Securities (42.5%)
Asset-Backed Securities (14.4%)
Aegis Asset Backed Securities Trust,
Series 2006-1 A1
0.551%, 1/25/37(b)(l)	$3,425,326	$3,209,717
AmeriCredit Automobile Receivables Trust,
Series 2005-DA A3
4.870%, 12/6/10	2,076,754	2,032,635
Amresco Residential Securities Mortgage Loan Trust,
Series 1998-2 M1F
6.745%, 6/25/28(b)(l)†	37,883	30,224
Asset Backed Funding Certificates,
Series 2001-AQ1 M1
6.863%, 5/20/32(b)(l)†	59,983	29,314
Banc of America Securities Auto Trust,
Series 2006-G1 A3
5.180%, 6/18/10	8,093,518	8,055,164
Capital Auto Receivables Asset Trust,
Series 2004-2 C
4.160%, 1/15/10	3,665,000	3,616,337
CenterPoint Energy Transition Bond Co., LLC,
Series 2005-A A2
4.970%, 8/1/14	21,025,000	20,620,479
Centex Home Equity,
Series 2004-D MV3
1.471%, 9/25/34(b)(l)†	132,627	39,788
Chase Issuance Trust,
Series 2005-A7 A7
4.550%, 3/15/13	20,600,000	19,602,902
Chase Manhattan Auto Owner Trust,
Series 2005-B A4
4.880%, 6/15/12	5,880,145	5,855,446
CNH Equipment Trust,
Series 2006-A A3
5.200%, 8/16/10	4,195,338	4,186,045
Countrywide Asset-Backed Certificates,
Series 2006-20 2A1
0.521%, 4/25/47(b)(l)	4,833,423	4,565,125
Daimler Chrysler Auto Trust,
Series 2006-B A3
5.330%, 8/8/10	3,252,410	3,229,429
Series 2006-C A3
5.020%, 7/8/10	5,903,019	5,871,152
Series 2006-C A4
4.980%, 11/8/11	18,087,000	17,289,579
DVI Receivables Corp.,
Series 2003-1 D1
3.389%, 3/14/11(l)†	160,268	—
Ford Credit Auto Owner Trust,
Series 2006-C A4A
5.150%, 2/15/12	14,995,000	14,279,539
Series 2008-A A3A
3.960%, 4/15/12	25,225,000	23,547,439
GCO Slims Trust,
Series 2006-1A
5.720%, 3/1/22(b)§†	6,969,660	6,063,604
Harley-Davidson Motorcycle Trust,
Series 2006-2 A2
5.350%, 3/15/13	19,701,675	19,170,433
Household Automotive Trust,
Series 2005-2 A3
4.370%, 5/17/10	175,785	175,246

	Principal Amount	Value (Note 1)
Lehman ABS Manufactured Housing Contract,
Series 2002-A A
1.645%, 6/15/33(l)	$34,557	$25,886
Morgan Stanley ABS Capital I,
Series 2004-HE4 M3
1.971%, 5/25/34(b)(l)†	51,918	4,673
Nissan Auto Receivables Owner Trust,
Series 2006-B A3
5.160%, 2/15/10	1,366,613	1,365,661
Series 2006-C A4
5.450%, 6/15/12	14,505,000	14,280,516
Series 2008-A A3
3.890%, 8/15/11	22,100,000	21,299,806
PECO Energy Transition Trust,
Series 2000-A A4
7.650%, 3/1/10	10,000,000	10,225,720
SLM Student Loan Trust,
Series 2005-8 A4
4.285%, 1/25/28(l)	34,225,000	24,642,000
World Omni Auto Receivables Trust,
Series 2005-A A4
3.820%, 11/14/11	9,211,770	9,066,431
Series 2007-A A3
5.230%, 2/15/11	10,240,762	10,210,377

		252,590,667

Non-Agency CMO (28.1%)
Banc of America Commercial Mortgage, Inc.,
Series 2004-2 A3
4.050%, 11/10/38	17,826,000	16,914,441
Banc of America Funding Corp.,
Series 2004-B 5A1
5.222%, 11/20/34(l)	18,631,354	9,873,314
Banc of America Mortgage Securities, Inc.,
Series 2003-I 1A1
5.476%, 10/25/33(l)	16,911	15,820
Series 2004-C 2A1
3.695%, 4/25/34(l)	6,690,704	5,034,128
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-11 2A1
4.759%, 12/25/35(l)	16,661,333	11,632,223
Chase Commercial Mortgage Securities Corp.,
Series 2000-1 A2
7.757%, 4/15/32^	10,228,615	10,237,279
Chase Manhattan Bank-First Union National Bank,
Series 1999-1 A2
7.439%, 8/15/31(l)	16,022,104	15,982,852
Commercial Mortgage Acceptance Corp.,
Series 1999-C1 A2
7.030%, 6/15/31	3,040,018	3,028,793
Countrywide Alternative Loan Trust,
Series 2006-OC9 A1
0.546%, 12/25/36(l)	5,217,613	4,743,302
Series 2007-2CB 1A1
5.750%, 3/25/37	11,669,131	9,573,089
Credit Suisse Mortgage Capital Certificates,
Series 2006-2 5A6
6.000%, 3/25/36	17,890,031	13,613,886
Series 2006-C3 A2
4.991%, 6/15/38	11,715,150	11,156,616
CS First Boston Mortgage Securities Corp.,
Series 1999-C1 A2
7.290%, 9/15/41	7,889,349	7,883,044

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Series 2000-C1 A2
7.545%, 4/15/62	$11,459,721	$11,472,850
DLJ Commercial Mortgage Corp.,
Series 2000-CKP1 A1B
7.180%, 11/10/33	14,824,687	14,764,205
First Horizon Mortgage Pass-Through Trust,
Series 2003-AR4 2A1
4.741%, 12/25/33(l)	8,808,276	7,118,556
First Union National Bank Commercial Mortgage Trust,
Series 2000-C2 A2
7.202%, 10/15/32	15,680,936	15,754,009
Series 2001-C2 A2
6.663%, 1/12/43	11,581,374	11,382,673
GE Capital Commercial Mortgage Corp.,
Series 2001-2 A2
5.850%, 8/11/33	4,695,268	4,622,648
GMAC Commercial Mortgage Securities, Inc.,
Series 1999-C3 A2
7.179%, 8/15/36(l)	12,758,844	12,715,485
Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1 A4
4.755%, 6/10/36	7,325,000	7,110,023
GS Mortgage Securities Corp. II,
Series 2005-GG4 A1P
5.285%, 7/10/39	5,887,112	5,603,554
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIBC A3
6.260%, 3/15/33	10,729,696	10,487,323
JP Morgan Mortgage Trust,
Series 2007-A1 2A1
4.740%, 7/25/35(l)	20,006,382	15,992,043
Series 2007-A1 5A1
4.767%, 7/25/35(l)	18,664,269	13,099,004
LB Commercial Conduit Mortgage Trust,
Series 1999-C1 A2
6.780%, 6/15/31	16,930,785	16,867,486
LB-UBS Commercial Mortgage Trust,
Series 2000-C3 B
7.950%, 3/15/32(l)	12,000,000	12,061,637
Series 2001-C3 A2
6.365%, 12/15/28	14,090,000	13,708,747
Series 2005-C2 A2
4.821%, 4/15/30	19,421,815	18,441,467
MASTR Asset Securitization Trust,
Series 2006-1 4A1
5.750%, 2/25/21	14,037,808	12,280,270
Morgan Stanley Capital I, Inc.,
Series 2007-HQ13 A1
5.357%, 12/15/44	19,535,745	18,125,169
Nomura Asset Securities Corp.,
Series 1998-D6 A1B
6.590%, 3/15/30	641,918	641,025
Paine Webber Mortgage Acceptance Corp.,
Series 1999-C1 A2
6.820%, 6/15/32	1,137,712	1,133,359
Permanent Financing plc,
Series 4 3A
2.329%, 3/10/24(l)†	10,000,000	9,762,500
PNC Mortgage Acceptance Corp.,
Series 1999-CM1 A1B
7.330%, 12/10/32(l)	7,976,131	7,977,869

	Principal Amount	Value (Note 1)
Residential Accredit Loans, Inc.,
Series 2004-QS13 CB
5.000%, 9/25/19	$19,514,464	$17,099,549
Residential Funding Mortgage Securities I, Inc.,
Series 2005-SA2 1A
5.212%, 6/25/35(l)	8,346,520	5,437,875
Series 2005-SA5 2A
5.330%, 11/25/35(l)	12,531,497	9,161,629
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-2 3A3
5.711%, 4/25/37(l)	17,719,969	10,815,922
TIAA Seasoned Commercial Mortgage Trust,
Series 2007-C4 A1
5.683%, 8/15/39(l)	16,659,938	15,696,764
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C23 A1
5.203%, 1/15/45	13,395,976	12,975,941
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR1 A
4.229%, 3/25/34(l)	7,878,856	6,462,720
Series 2007-HY3 4A1
5.347%, 3/25/37(l)	20,811,528	11,907,116
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR2 2A1
4.552%, 3/25/35(l)	16,560,759	10,762,216
Series 2006-AR10 2A1
5.628%, 7/25/36(l)	27,105,363	14,491,850
Series 2007-8 2A7
6.000%, 7/25/37	21,054,640	16,604,129

		492,226,400

Total Asset-Backed and Mortgage- Backed Securities		744,817,067

Corporate Bonds (12.7%)
Consumer Discretionary (0.7%)
Media (0.7%)
Comcast Corp.
5.500%, 3/15/11	$9,000,000	8,809,542
Thomson Reuters Corp.
5.950%, 7/15/13	4,505,000	4,194,281

Total Consumer Discretionary		13,003,823

Consumer Staples (0.3%)
Beverages (0.3%)
Bottling Group LLC
6.950%, 3/15/14	4,590,000	4,983,845

Total Consumer Staples		4,983,845

Energy (1.0%)
Oil, Gas & Consumable Fuels (1.0%)
Anadarko Finance Co.
6.750%, 5/1/11	8,550,000	8,553,061
XTO Energy, Inc.
5.000%, 8/1/10	9,180,000	9,044,127

Total Energy		17,597,188

Financials (5.3%)
Capital Markets (0.1%)
Lehman Brothers Holdings, Inc.
5.250%, 2/6/12(h)	12,000,000	1,140,000

Commercial Banks (0.3%)
Wachovia Corp.
5.500%, 5/1/13^	4,250,000	4,202,574

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Diversified Financial Services (3.6%)
Bank of America Corp.
5.375%, 8/15/11	$8,385,000	$8,538,035
Citigroup, Inc.
5.250%, 2/27/12^	11,950,000	11,580,028
General Electric Capital Corp.
4.800%, 5/1/13	9,085,000	8,938,659
JPMorgan Chase & Co.
4.500%, 11/15/10^	9,770,000	9,898,896
5.600%, 6/1/11	14,741,000	14,810,577
4.750%, 5/1/13	10,000,000	9,867,690

		63,633,885

Insurance (0.8%)
American International Group, Inc.
4.700%, 10/1/10	2,670,000	2,358,889
Metropolitan Life Global Funding I
5.125%, 4/10/13§	13,225,000	12,322,513

		14,681,402

Thrifts & Mortgage Finance (0.5%)
Sovereign Bancorp, Inc.
1.728%, 3/23/10(l)	10,345,000	9,185,677

Total Financials		92,843,538

Health Care (0.3%)
Pharmaceuticals (0.3%)
Wyeth
6.950%, 3/15/11	5,600,000	5,831,750

Total Health Care		5,831,750

Industrials (0.5%)
Industrial Conglomerates (0.5%)
Ingersoll-Rand Global Holding Co., Ltd.
3.675%, 8/13/10(l)	8,575,000	7,940,639

Total Industrials		7,940,639

Telecommunication Services (2.1%)
Diversified Telecommunication Services (0.8%)
Telefonica Europe B.V.
7.750%, 9/15/10	3,975,000	4,036,064
Verizon Communications, Inc.
7.250%, 12/1/10	9,617,000	10,082,088

		14,118,152

Wireless Telecommunication Services (1.3%)
Cellco Partnership
7.375%, 11/15/13§	6,840,000	7,216,747
New Cingular Wireless Services, Inc.
7.875%, 3/1/11	9,425,000	9,757,165
Vodafone Group plc
7.750%, 2/15/10	4,875,000	4,982,323

		21,956,235

Total Telecommunication Services		36,074,387

Utilities (2.5%)
Electric Utilities (2.1%)
Duke Energy Ohio, Inc.
5.700%, 9/15/12	10,010,000	9,847,027
Florida Power Corp.
6.650%, 7/15/11	5,225,000	5,484,254
FPL Group Capital, Inc.
5.625%, 9/1/11	8,250,000	8,366,408
Midamerican Funding LLC
6.750%, 3/1/11	4,380,000	4,406,963

	Principal Amount	Value (Note 1)
Progress Energy, Inc.
7.100%, 3/1/11	$9,000,000	$8,920,161

		37,024,813

Multi-Utilities (0.4%)
Energy East Corp.
6.750%, 6/15/12	7,641,000	7,657,466

Total Utilities		44,682,279

Total Corporate Bonds		222,957,449

Government Securities (40.7%)
Agency CMO (5.8%)
Federal Home Loan Mortgage Corp.
5.500%, 6/15/26	$29,699,563	30,235,230
5.500%, 6/15/27	12,160,528	12,437,414
5.500%, 10/15/27	13,165,011	13,480,044
5.500%, 11/15/29	10,256,814	10,544,200
5.455%, 12/15/36 IO(l)	30,309,850	2,375,080
Federal National Mortgage Association
5.500%, 7/25/33	20,893,433	21,233,530
6.679%, 7/25/37 IO(l)	38,574,625	3,187,811
5.529%, 4/25/38 IO(l)	122,029,489	8,088,944

		101,582,253

U.S. Government Agencies (24.1%)
Federal Home Loan Bank
3.500%, 7/16/10^	23,750,000	24,496,059
3.625%, 10/18/13	22,910,000	24,101,045
5.000%, 3/14/14	3,725,000	4,176,727
5.375%, 6/13/14	8,465,000	9,681,878
5.250%, 9/12/14	8,465,000	9,660,453
Federal Home Loan Mortgage Corp.
5.750%, 1/15/12^	43,858,000	49,021,271
Federal National Mortgage Association
3.000%, 4/28/10	69,725,000	70,205,754
6.250%, 2/1/11	25,000,000	26,491,075
6.125%, 3/15/12^	10,210,000	11,596,201
5.250%, 8/1/12	13,825,000	14,571,826
4.625%, 5/1/13	6,375,000	6,604,564
3.875%, 7/12/13^	34,125,000	36,213,348
2.875%, 12/11/13	26,425,000	27,053,294
5.500%, 12/1/18	37,982,479	39,394,614
5.500%, 1/1/21	16,964,186	17,563,082
6.500%, 4/1/21	9,440,428	9,817,342
4.485%, 5/1/33(l)	246,056	242,041
4.589%, 6/1/34(l)	35,410	35,594
4.263%, 7/1/34(l)	144,061	144,964
4.565%, 12/1/34(l)	5,514,315	5,566,755
4.500%, 1/1/35(l)	5,655,879	5,658,687
4.519%, 4/1/35(l)	6,982,517	6,980,421
4.671%, 5/1/35(l)	5,081,072	5,097,287
4.716%, 7/1/35(l)	7,112,250	7,131,749
5.500%, 1/25/24 TBA	10,000,000	10,296,880

		421,802,911

U.S. Treasuries (10.8%)
U.S. Treasury Notes
3.500%, 12/15/09^	30,000,000	30,895,320
2.750%, 7/31/10	9,180,000	9,509,911
2.375%, 8/31/10^	6,910,000	7,119,732
0.875%, 12/31/10	40,000,000	40,087,520
1.750%, 11/15/11^	62,680,000	64,109,731
2.750%, 10/31/13^	6,688,000	7,110,180

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
2.000%, 11/30/13^	$30,155,000	$30,937,160

		189,769,554

Total Government Securities		713,154,718

Total Long-Term Debt Securities (95.9%) (Cost $1,792,835,458)		1,680,929,234

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (7.0%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	$3,000,000	2,985,651
Bear Stearns Cos., Inc.
0.17%, 3/23/09 (l)	10,000,000	9,964,010
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	70,615,900	70,615,900
MassMutual Global Funding II
0.40%, 3/26/10 (l)	13,000,000	12,882,350
Monumental Global Funding Ltd.
2.20%, 5/24/10 (l)	13,000,000	12,067,471
Principal Life Income Fund Trust 29
0.40%, 3/22/10 (l)	4,000,000	3,784,588
Tango Finance Corp.
0.37%, 6/25/09 (l)	9,998,205	9,939,005

Total Short-Term Investments of Cash Collateral for Securities Loaned		122,238,975

Time Deposit (6.3%)
JP Morgan Chase Nassau
0.001%, 1/2/09	109,950,080	109,950,080

Total Short-Term Investments (13.3%) (Cost/Amortized Cost $233,564,184)		232,189,055

Total Investments (109.2%) (Cost/Amortized Cost $2,026,399,642)		1,913,118,289
Other Assets Less Liabilities (-9.2%)		(161,797,152)

Net Assets (100%)		$1,751,321,137

^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $15,930,103 or 0.9% of net assets) at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $25,602,864 or 1.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(h)	Security in default.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

CMO	—	Collateralized Mortgage Obligation
IO	—	Interest Only
TBA	—	Security is subject to delayed delivery.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$—	$1,897,188,186	$15,930,103	$1,913,118,289
Other Investments*	—	—	—	—

Total	$—	$1,897,188,186	$15,930,103	$1,913,118,289

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$418,627	$—
Total gains or losses (realized/unrealized) included in earnings	(112,706)	—
Purchases, sales, issuances, and settlements (net)	(231,236)	—
Transfers in and/or out of Level 3	15,855,418	—

Balance as of 12/31/08	$15,930,103	$—

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$(1,108,764)	$—

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,015,786,733
Long-term U.S. Treasury securities	7,883,761,843

$9,899,548,576

Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$2,189,473,833
Long-term U.S. Treasury securities	8,078,293,312

$10,267,767,145

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,405,414
Aggregate gross unrealized depreciation	(129,697,373)

Net unrealized depreciation	$(113,291,959)

Federal income tax cost of investments	$2,026,410,248

At December 31, 2008, the Portfolio had loaned securities with a total value of $123,049,902. This was secured by collateral of $123,614,105 which was received as cash and subsequently invested in short-term investments currently value at $122,238,975 as reported in the portfolio of investments. The remaining collateral of $2,097,297 was received in the form of short-term pooled securities, which the Portfolio cannot sell or repledge and accordingly are not reflected in the Portfolio’s assets and liabilities.

The components of the short-term pooled securities referenced above are as follows:

Securities	Coupon Range	Date Range
Federal Home Loan Bank	2.270% to 5.375%	1/23/09 to 6/10/16
Federal Home Loan Mortgage Corp.	0.000% to 10.378%	1/28/14 to 12/1/28
Federal National Mortgage Association	0.000% to 7.500%	1/1/17 to 5/1/48
Government National Mortgage Association	3.625% to 8.500%	11/15/21 to 2/15/38
U.S. Treasury Bonds	0.000% to 8.875%	5/15/18 to 2/15/36
The Portfolio has a net capital loss carryforward of $12,427,097 of which $4,546,511 expires in the year 2014, and $7,880,586 expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.1%)
Auto Components (0.4%)
ArvinMeritor, Inc.^	55,600	$158,460
Cooper Tire & Rubber Co.^	37,500	231,000
Dana Holding Corp.*	69,600	51,504
Dorman Products, Inc.*^	11,972	158,030
Drew Industries, Inc.*^	15,500	186,000
Exide Technologies, Inc.*	48,600	257,094
Fuel Systems Solutions, Inc.*^	10,300	337,428
Hayes Lemmerz International, Inc.*^	76,100	34,245
Lear Corp.*	85,200	120,132
Modine Manufacturing Co.^	25,300	123,211
Quantum Fuel Systems Technologies Worldwide, Inc.*	4,200	3,570
Raser Technologies, Inc.*^	28,000	104,440
Spartan Motors, Inc.	25,800	122,034
Stoneridge, Inc.*	36,700	167,352
Superior Industries International, Inc.^	14,300	150,436
Tenneco, Inc.*^	77,600	228,920
Visteon Corp.*	86,500	30,275
Wonder Auto Technology, Inc.*	1,000	3,920

		2,468,051

Automobiles (0.0%)
Winnebago Industries, Inc.^	26,600	160,398

Distributors (0.1%)
Audiovox Corp., Class A*	34,100	170,841
Core-Mark Holding Co., Inc.*^	9,800	210,896

		381,737

Diversified Consumer Services (1.0%)
American Public Education, Inc.*	9,100	338,429
Capella Education Co.*^	11,200	658,112
Coinstar, Inc.*	21,900	427,269
Corinthian Colleges, Inc.*^	72,600	1,188,462
Grand Canyon Education, Inc.*	11,200	210,336
Jackson Hewitt Tax Service, Inc.^	21,000	329,490
K12, Inc.*^	9,000	168,750
Learning Tree International, Inc.*^	16,400	139,728
Lincoln Educational Services Corp.*	14,000	185,500
Matthews International Corp., Class A	26,600	975,688
Pre-Paid Legal Services, Inc.*	5,000	186,450
Princeton Review, Inc.*	31,900	157,267
Regis Corp.	32,700	475,131
Sotheby’s, Inc.^	54,596	485,358
Steiner Leisure Ltd.*	13,600	401,472
Stewart Enterprises, Inc., Class A^	51,900	156,219
Universal Technical Institute, Inc.*^	13,600	233,512

		6,717,173

Hotels, Restaurants & Leisure (2.3%)
AFC Enterprises, Inc.*	42,600	199,794
Ambassadors Group, Inc.^	28,850	265,420
Ameristar Casinos, Inc.	23,300	201,312
Bally Technologies, Inc.*^	46,700	1,122,201
BJ’s Restaurants, Inc.*^	19,400	208,938
Bluegreen Corp.*	37,300	116,749
Bob Evans Farms, Inc.^	24,300	496,449
Buffalo Wild Wings, Inc.*^	15,200	389,880
California Pizza Kitchen, Inc.*^	16,300	174,736
CEC Entertainment, Inc.*^	15,000	363,750
Cheesecake Factory, Inc.*	51,000	515,100
Churchill Downs, Inc.^	7,100	286,982

	Number of Shares	Value (Note 1)
CKE Restaurants, Inc.	44,700	$387,996
Cracker Barrel Old Country Store, Inc.	17,600	362,384
DineEquity, Inc.^	13,600	157,216
Domino’s Pizza, Inc.*	30,100	141,771
Dover Downs Gaming & Entertainment, Inc.	800	2,544
Einstein Noah Restaurant Group, Inc.*	700	4,025
Gaylord Entertainment Co.*^	31,700	343,628
Great Wolf Resorts, Inc.*^	1,800	2,772
Isle of Capri Casinos Inc.*^	51,600	165,120
Jack in the Box, Inc.*^	50,200	1,108,918
Krispy Kreme Doughnuts, Inc.*^	70,200	117,936
Landry’s Restaurants, Inc.	9,400	109,040
Life Time Fitness, Inc.*^	23,900	309,505
Lodgian, Inc.*	800	1,704
Luby’s, Inc.*	51,100	214,109
Marcus Corp.	13,900	225,597
Monarch Casino & Resort, Inc.*	25,800	300,570
Morgans Hotel Group Co.*^	60,300	280,998
O’Charleys, Inc.^	55,600	111,200
P.F. Chang’s China Bistro, Inc.*^	19,000	397,860
Papa John’s International, Inc.*	17,100	315,153
Peet’s Coffee & Tea, Inc.*^	8,800	204,600
Pinnacle Entertainment, Inc.*^	50,550	388,224
Red Robin Gourmet Burgers, Inc.*^	9,500	159,885
Riviera Holdings Corp.*	2,700	8,100
Ruby Tuesday, Inc.*^	144,300	225,108
Ruth’s Hospitality Group, Inc.*	2,400	3,312
Shuffle Master, Inc.*^	53,200	263,872
Six Flags, Inc.*	42,800	13,268
Sonic Corp.*^	47,000	571,990
Speedway Motorsports, Inc.	11,832	190,614
Steak n Shake Co.*^	44,900	267,155
Texas Roadhouse, Inc., Class A*^	34,600	268,150
Town Sports International Holdings, Inc.*	2,300	7,337
Vail Resorts, Inc.*^	23,200	617,120
Wendy’s/Arby’s Group, Inc., Class A	337,900	1,669,226
WMS Industries, Inc.*^	35,200	946,880

		15,206,198

Household Durables (1.0%)
American Greetings Corp., Class A^	44,350	335,729
Beazer Homes USA, Inc.*	40,100	63,358
Blyth, Inc.	24,300	190,512
Brookfield Homes Corp.	16,200	69,984
Cavco Industries, Inc.*^	9,500	255,455
Champion Enterprises, Inc.*^	72,400	40,544
CSS Industries, Inc.	12,100	214,654
Ethan Allen Interiors, Inc.^	20,990	301,626
Furniture Brands International, Inc.	37,060	81,903
Helen of Troy Ltd.*^	23,700	411,432
Hooker Furniture Corp.	800	6,128
Hovnanian Enterprises, Inc., Class A*	43,200	74,304
iRobot Corp.*	13,700	123,711
La-Z-Boy, Inc.^	43,600	94,612
Libbey, Inc.^	13,500	16,875
M/I Homes, Inc.	23,200	244,528
Meritage Homes Corp.*	26,200	318,854
National Presto Industries, Inc.	3,000	231,000
Palm Harbor Homes, Inc.*^	22,800	113,544
Russ Berrie & Co., Inc.*	700	2,079
Ryland Group, Inc.^	33,200	586,644

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Sealy Corp.	95,500	$239,705
Skyline Corp.^	14,400	287,856
Standard Pacific Corp.*	78,400	139,552
Tempur-Pedic International, Inc.^	58,567	415,240
Tupperware Brands Corp.^	52,800	1,198,560
Universal Electronics, Inc.*	10,400	168,688

		6,227,077

Internet & Catalog Retail (0.5%)
1-800-FLOWERS.COM, Inc., Class A*^	38,700	147,834
Bidz.com, Inc.*^	3,300	15,180
Blue Nile, Inc.*^	11,400	279,186
Drugstore.Com*	2,400	2,976
Gaiam, Inc., Class A*	45,500	210,210
Netflix, Inc.*^	34,400	1,028,216
NutriSystem, Inc.^	33,400	487,306
Orbitz Worldwide, Inc.*	43,000	166,840
Overstock.com, Inc.*	15,000	161,700
PetMed Express, Inc.*	20,200	356,126
Shutterfly, Inc.*	15,300	106,947
Stamps.com, Inc.*	18,300	179,889

		3,142,410

Leisure Equipment & Products (0.5%)
Brunswick Corp.^	54,400	229,024
Callaway Golf Co.	52,000	483,080
JAKKS Pacific, Inc.*	22,500	464,175
Leapfrog Enterprises, Inc.*	28,100	98,350
Marine Products Corp.^	29,300	164,666
Nautilus, Inc.*	2,100	4,641
Polaris Industries, Inc.^	25,800	739,170
Pool Corp.^	37,500	673,875
RC2 Corp.*	12,700	135,509
Smith & Wesson Holding Corp.*^	26,200	59,474
Steinway Musical Instruments*	11,500	201,365

		3,253,329

Media (1.1%)
AH Belo Corp., Class A^	15,720	34,270
Arbitron, Inc.^	21,400	284,192
Belo Corp., Class A	71,600	111,696
Charter Communications, Inc., Class A*	371,100	30,356
Cinemark Holdings, Inc.	22,400	166,432
Citadel Broadcasting Corp.*	159,383	25,501
CKX, Inc.*	41,300	151,571
Cox Radio, Inc., Class A*^	56,200	337,762
Crown Media Holdings, Inc., Class A*^	147,800	421,230
Cumulus Media, Inc., Class A*	2,200	5,478
Dolan Media Co.*^	15,800	104,122
Entercom Communications Corp., Class A^	27,800	34,194
Entravision Communications Corp., Class A*	4,500	7,020
Fisher Communications, Inc.^	7,500	154,800
Global Sources Ltd.*	25,900	141,155
Global Traffic Network, Inc.*	400	2,336
Gray Television, Inc.^	42,400	16,960
Harte-Hanks, Inc.^	22,800	142,272
Interactive Data Corp.^	29,617	730,355
Journal Communications, Inc., Class A^	39,600	97,020
Knology, Inc.*	56,900	293,604
Lee Enterprises, Inc.^	3,600	1,476
LIN TV Corp., Class A*	3,900	4,251

	Number of Shares	Value (Note 1)
Live Nation, Inc.*^	52,717	$302,596
Martha Stewart Living Omnimedia, Inc., Class A*	45,600	118,560
Marvel Entertainment, Inc.*^	41,700	1,282,275
McClatchy Co., Class A^	106,600	85,280
Media General, Inc., Class A^	2,900	5,075
Mediacom Communications Corp., Class A*^	41,883	180,097
National CineMedia, Inc.^	35,830	363,316
Outdoor Channel Holdings, Inc.*^	27,300	204,477
Playboy Enterprises, Inc., Class B*	1,700	3,672
Primedia, Inc.	6,100	13,237
R.H. Donnelley Corp.*	12,300	4,551
RCN Corp.*^	23,400	138,060
RHI Entertainment, Inc.*	900	7,308
Scholastic Corp.	17,700	240,366
Sinclair Broadcast Group, Inc., Class A^	60,808	188,505
Valassis Communications, Inc.*^	41,300	54,516
Value Line, Inc.^	4,800	165,696
World Wrestling Entertainment, Inc., Class A^	13,200	146,256

		6,801,896

Multiline Retail (0.2%)
99 Cents Only Stores*^	36,800	402,224
Dillard’s, Inc., Class A^	35,400	140,538
Fred’s, Inc., Class A^	32,030	344,643
Retail Ventures, Inc.*	59,700	207,159
Tuesday Morning Corp.*^	5,000	8,150

		1,102,714

Specialty Retail (2.6%)
Aaron Rents, Inc.^	35,550	946,341
Aeropostale, Inc.*^	51,875	835,187
America’s Car-Mart, Inc.*	1,900	26,239
Asbury Automotive Group, Inc.	21,500	98,255
bebe stores, Inc.	25,001	186,757
Big 5 Sporting Goods Corp.	42,700	222,467
Blockbuster, Inc., Class A*^	143,900	181,314
Borders Group, Inc.*	122,100	48,840
Brown Shoe Co., Inc.^	30,525	258,547
Buckle, Inc.^	18,000	392,760
Build-A-Bear Workshop, Inc.*	1,700	8,262
Cabela’s, Inc.*^	24,400	142,252
Cache, Inc.*	6,200	12,524
Casual Male Retail Group, Inc.*^	23,800	12,376
Cato Corp., Class A	28,300	427,330
Charlotte Russe Holding, Inc.*	20,300	131,747
Charming Shoppes, Inc.*^	102,000	248,880
Chico’s FAS, Inc.*^	149,700	625,746
Childrens Place Retail Stores, Inc.*^	18,900	409,752
Christopher & Banks Corp.^	26,175	146,580
Citi Trends, Inc.*^	23,100	340,032
Coldwater Creek, Inc.*^	120,200	342,570
Collective Brands, Inc.*^	48,900	573,108
Conn’s, Inc.*	15,800	133,984
Dress Barn, Inc.*^	38,400	412,416
DSW, Inc., Class A*^	15,200	189,392
Finish Line, Inc., Class A	26,955	150,948
Genesco, Inc.*	14,400	243,648
Group 1 Automotive, Inc.^	19,467	209,660
Gymboree Corp.*	22,100	576,589
Haverty Furniture Cos, Inc.^	23,000	214,590
hhgregg, Inc.*	23,500	203,980
Hibbett Sports, Inc.*^	24,300	381,753

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
HOT Topic, Inc.*^	34,300	$317,961
J. Crew Group, Inc.*^	33,200	405,040
Jo-Ann Stores, Inc.*^	20,735	321,185
Jos. A. Bank Clothiers, Inc.*^	15,500	405,325
Lumber Liquidators, Inc.*	14,200	149,952
MarineMax, Inc.*^	14,100	47,799
Men’s Wearhouse, Inc.^	40,518	548,614
Midas, Inc.*	21,000	220,290
Monro Muffler, Inc.^	10,300	262,650
New York & Co., Inc.*	121,100	280,952
Pacific Sunwear of California, Inc.*^	97,400	154,866
PEP Boys-Manny, Moe & Jack^	30,800	127,204
Pier 1 Imports, Inc.*^	61,800	22,866
Rent-A-Center, Inc.*	51,700	912,505
REX Stores Corp.*	600	4,842
Sally Beauty Holdings, Inc.*^	74,900	426,181
Shoe Carnival, Inc.*^	16,400	156,620
Sonic Automotive, Inc., Class A^	58,600	233,228
Stage Stores, Inc.^	32,025	264,206
Stein Mart, Inc.*	1,400	1,582
Systemax, Inc.	22,400	241,248
Talbots, Inc.^	39,700	94,883
Tractor Supply Co.*	28,400	1,026,376
Tween Brands, Inc.*	23,200	100,224
Ulta Salon Cosmetics & Fragrance, Inc.*^	20,200	167,256
Wet Seal, Inc., Class A*	67,500	200,475
Zale Corp.*^	22,020	73,327
Zumiez, Inc.*^	39,600	295,020

		16,797,503

Textiles, Apparel & Luxury Goods (1.4%)
American Apparel, Inc.*^	42,300	84,177
Carter’s, Inc.*	45,880	883,649
Cherokee, Inc.^	10,700	185,645
Columbia Sportswear Co.^	10,500	371,385
Crocs, Inc.*^	198,100	245,644
Deckers Outdoor Corp.*^	10,200	814,674
FGX International Holdings Ltd.*	15,900	218,466
Fossil, Inc.*^	38,600	644,620
Fuqi International, Inc.*	5,200	32,552
G-III Apparel Group Ltd.*	20,900	133,551
Iconix Brand Group, Inc.*^	40,550	396,579
Kenneth Cole Productions, Inc., Class A^	16,800	118,944
K-Swiss, Inc., Class A	16,100	183,540
Lululemon Athletica, Inc.*^	12,200	96,746
Maidenform Brands, Inc.*	25,100	254,765
Movado Group, Inc.	10,100	94,839
Oxford Industries, Inc.^	12,400	108,748
Perry Ellis International, Inc.*^	8,900	56,426
Quiksilver, Inc.*	93,900	172,776
Skechers U.S.A., Inc., Class A*	25,700	329,474
Steven Madden Ltd.*	11,000	234,520
Timberland Co., Class A*	39,500	456,225
True Religion Apparel, Inc.*	10,600	131,864
Under Armour, Inc., Class A*^	25,883	617,051
Unifi, Inc.*^	58,400	164,688
UniFirst Corp.	11,300	335,497
Volcom, Inc.*^	15,700	171,130
Warnaco Group, Inc.*	35,300	692,939
Weyco Group, Inc.^	7,000	231,350
Wolverine World Wide, Inc.	38,600	812,144

		9,274,608

Total Consumer Discretionary		71,533,094

	Number of Shares	Value (Note 1)
Consumer Staples (3.9%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	5,200	$147,680
Coca-Cola Bottling Co. Consolidated	5,200	238,992
National Beverage Corp.*^	27,900	251,100

		637,772

Food & Staples Retailing (1.0%)
Andersons, Inc.^	12,000	197,760
Arden Group, Inc., Class A^	1,200	151,200
Casey’s General Stores, Inc.	41,100	935,847
Great Atlantic & Pacific Tea Co., Inc.*^	27,620	173,177
Ingles Markets, Inc., Class A^	10,600	186,454
Nash Finch Co.	10,750	482,568
Pantry, Inc.*^	18,300	392,535
Pricesmart, Inc.^	11,800	243,788
Ruddick Corp.	35,900	992,635
Spartan Stores, Inc.^	17,200	399,900
Susser Holdings Corp.*	10,600	140,874
United Natural Foods, Inc.*^	34,700	618,354
Village Super Market, Inc., Class A	6,500	373,035
Weis Markets, Inc.	9,500	319,485
Winn-Dixie Stores, Inc.*^	42,400	682,640

		6,290,252

Food Products (2.0%)
AgFeed Industries, Inc.*	26,300	42,343
Alico, Inc.^	7,300	299,227
American Dairy, Inc.*	13,800	207,552
B&G Foods, Inc., Class A^	21,900	118,260
Calavo Growers, Inc.	1,300	14,950
Cal-Maine Foods, Inc.^	8,100	232,470
Chiquita Brands International, Inc.*	32,800	484,784
Darling International, Inc.*	63,900	350,811
Diamond Foods, Inc.^	13,300	267,995
Farmer Bros Co.^	12,900	321,726
Flowers Foods, Inc.^	63,980	1,558,553
Fresh Del Monte Produce, Inc.*^	32,900	737,618
Green Mountain Coffee Roasters, Inc.*^	13,800	534,060
Hain Celestial Group, Inc.*^	31,800	607,062
HQ Sustainable Maritime Industries, Inc.*	800	6,264
Imperial Sugar Co.	16,500	236,610
J&J Snack Foods Corp.	11,700	419,796
Lancaster Colony Corp.	15,800	541,940
Lance, Inc.^	21,900	502,386
Lifeway Foods, Inc.*	18,400	165,232
Omega Protein Corp.*	1,600	6,416
Ralcorp Holdings, Inc.*	47,860	2,795,024
Reddy Ice Holdings, Inc.	2,800	4,032
Sanderson Farms, Inc.^	17,300	597,888
Smart Balance, Inc.*	67,900	461,720
Synutra International, Inc.*	22,400	246,848
Tootsie Roll Industries, Inc.^	18,643	477,447
TreeHouse Foods, Inc.*^	26,583	724,121
Zhongpin, Inc.*^	20,300	243,600

		13,206,735

Household Products (0.1%)
Central Garden & Pet Co., Class A*	52,760	311,284
WD-40 Co.	14,100	398,889

		710,173

Personal Products (0.5%)
American Oriental Bioengineering, Inc.*^	40,100	272,279

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Chattem, Inc.*^	14,500	$1,037,185
China Sky One Medical, Inc.*	12,800	204,672
Elizabeth Arden, Inc.*	15,200	191,672
Inter Parfums, Inc.^	29,700	228,096
Mannatech, Inc.^	20,700	50,715
Nu Skin Enterprises, Inc., Class A	38,837	405,070
Prestige Brands Holdings, Inc.*^	26,500	279,575
USANA Health Sciences, Inc.*^	6,800	232,832

		2,902,096

Tobacco (0.2%)
Alliance One International, Inc.*^	55,100	161,994
Star Scientific, Inc.*	102,400	392,192
Universal Corp.	20,600	615,322
Vector Group Ltd.	25,802	351,423

		1,520,931

Total Consumer Staples		25,267,959

Energy (4.4%)
Energy Equipment & Services (1.2%)
Allis-Chalmers Energy, Inc.*^	28,400	156,200
Basic Energy Services, Inc.*	34,100	444,664
Bolt Technology Corp.*^	600	4,176
Bristow Group, Inc.*^	19,000	509,010
Bronco Drilling Co., Inc.*^	54,800	354,008
Cal Dive International, Inc.*^	27,400	178,374
CARBO Ceramics, Inc.^	16,100	572,033
Complete Production Services, Inc.*	34,200	278,730
Dawson Geophysical Co.*	8,000	142,480
Dril-Quip, Inc.*^	24,300	498,393
ENGlobal Corp.*	59,300	192,725
Geokinetics, Inc.*	500	1,235
Gulf Island Fabrication, Inc.	7,600	109,516
GulfMark Offshore, Inc.*	17,700	421,083
Hornbeck Offshore Services, Inc.*	24,400	398,696
ION Geophysical Corp.*	60,000	205,800
Lufkin Industries, Inc.^	11,300	389,850
Matrix Service Co.*	16,100	123,487
Mitcham Industries, Inc.*	1,000	3,970
NATCO Group, Inc., Class A*^	13,900	211,002
Natural Gas Services Group, Inc.*^	24,000	243,120
Newpark Resources, Inc.*	96,700	357,790
OYO Geospace Corp.*^	10,300	179,941
Parker Drilling Co.*^	81,600	236,640
PHI, Inc.*	10,400	145,704
Pioneer Drilling Co.*	42,400	236,168
Precision Drilling Trust	24,639	206,720
RPC, Inc.^	20,025	195,444
Sulphco, Inc.*^	110,200	103,588
Superior Well Services, Inc.*	12,900	129,000
T-3 Energy Services, Inc.*	7,700	72,688
Trico Marine Services, Inc.*^	11,100	49,617
Union Drilling, Inc.*	41,900	217,461
Willbros Group, Inc.*^	24,100	204,127

		7,773,440

Oil, Gas & Consumable Fuels (3.2%)
Abraxas Petroleum Corp.*^	43,400	31,248
Alon USA Energy, Inc.^	17,100	156,465
American Oil & Gas, Inc.*	1,200	960
APCO Argentina, Inc.^	7,400	197,062
Approach Resources, Inc.*	10,000	73,100
Arena Resources, Inc.*^	29,400	825,846
Atlas America, Inc.	27,034	401,455
ATP Oil & Gas Corp.*^	17,000	99,450

	Number of Shares	Value (Note 1)
Aventine Renewable Energy Holdings, Inc.*	3,200	$2,080
Berry Petroleum Co., Class A^	33,500	253,260
Bill Barrett Corp.*^	28,700	606,431
BMB Munai, Inc.*	1,600	2,224
BPZ Resources, Inc.*^	49,600	317,440
Brigham Exploration Co.*^	28,700	91,840
Callon Petroleum Co.*^	25,450	66,170
Carrizo Oil & Gas, Inc.*^	28,100	452,410
Cheniere Energy, Inc.*^	57,900	165,015
Clayton Williams Energy, Inc.*	4,200	190,848
Clean Energy Fuels Corp.*^	26,100	157,644
Comstock Resources, Inc.*^	37,701	1,781,372
Concho Resources, Inc.*^	43,800	999,516
Contango Oil & Gas Co.*^	10,300	579,890
Crosstex Energy, Inc.	25,750	100,425
CVR Energy, Inc.*^	74,700	298,800
Delek U.S. Holdings, Inc.^	39,000	206,310
Delta Petroleum Corp.*^	38,600	183,736
DHT Maritime, Inc.^	24,400	135,176
Double Eagle Petroleum Co.*^	14,600	102,492
Endeavour International Corp.*	350,500	175,250
Energy Partners Ltd.*	67,000	90,450
Energy XXI Bermuda Ltd.	82,700	65,333
Evergreen Energy, Inc.*	140,100	40,629
EXCO Resources, Inc.*	127,600	1,156,056
FX Energy, Inc.*	32,500	90,675
Gasco Energy, Inc.*	63,300	24,687
General Maritime Corp.^	40,652	439,041
GeoGlobal Resources, Inc.*^	67,600	108,160
GeoMet, Inc.*	1,800	3,096
GeoResources, Inc.*	16,000	139,040
GMX Resources, Inc.*	13,100	331,692
Golar LNG Ltd.	27,900	188,604
Goodrich Petroleum Corp.*	17,700	530,115
Gran Tierra Energy, Inc.*^	183,100	512,680
GreenHunter Energy, Inc.*	300	1,476
Gulfport Energy Corp.*	56,500	223,175
Harvest Natural Resources, Inc.*^	21,900	94,170
Houston American Energy Corp.	600	2,028
International Coal Group, Inc.*^	79,000	181,700
James River Coal Co.*^	23,400	358,722
Knightsbridge Tankers Ltd.	10,600	155,290
McMoRan Exploration Co.*	46,500	455,700
Meridian Resource Corp.*	50,700	28,899
National Coal Corp.*^	106,400	135,128
Nordic American Tanker Shipping Ltd.^	27,000	911,250
Northern Oil And Gas, Inc.*^	15,800	41,080
Oilsands Quest, Inc.*^	137,700	100,521
Pacific Ethanol, Inc.*^	55,500	24,420
Panhandle Oil and Gas, Inc., Class A^	5,800	104,400
Parallel Petroleum Corp.*	44,500	89,445
Penn Virginia Corp.	35,400	919,692
Petroleum Development Corp.*	8,700	209,409
PetroQuest Energy, Inc.*^	50,500	341,380
PrimeEnergy Corp.*^	2,600	135,070
Quest Resource Corp.*	5,700	2,508
RAM Energy Resources, Inc.*	36,000	31,680
Rentech, Inc.*	145,000	98,600
Rex Energy Corp.*^	40,100	117,894
Rosetta Resources, Inc.*^	41,700	295,236
Ship Finance International Ltd.^	33,100	365,755
Stone Energy Corp.*	24,881	274,189
Swift Energy Co.*	23,900	401,759

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Teekay Tankers Ltd., Class A	8,100	$102,870
Toreador Resources Corp.*	29,600	162,504
Tri-Valley Corp.*^	31,100	55,980
TXCO Resources, Inc.*^	69,300	103,257
Uranium Resources, Inc.*	242,400	186,648
USEC, Inc.*^	92,000	413,080
VAALCO Energy, Inc.*	36,700	273,048
Venoco, Inc.*	41,700	113,007
Warren Resources, Inc.*	32,600	64,874
Western Refining, Inc.	23,400	181,584
Westmoreland Coal Co.*	400	4,440
World Fuel Services Corp.^	23,800	880,600

		21,016,641

Total Energy		28,790,081

Financials (22.9%)
Capital Markets (1.8%)
Apollo Investment Corp.^	121,210	1,128,465
Ares Capital Corp.^	78,866	499,222
BGC Partners, Inc., Class A^	49,700	137,172
BlackRock Kelso Capital Corp.^	20,900	206,074
Broadpoint Securities Group, Inc.*^	66,594	197,784
Calamos Asset Management, Inc., Class A	20,500	151,700
Capital Southwest Corp.^	1,900	205,504
Cohen & Steers, Inc.	12,250	134,628
Diamond Hill Investment Group, Inc.	2,900	188,500
Epoch Holding Corp.^	27,300	207,207
Evercore Partners, Inc., Class A^	5,400	67,446
FBR Capital Markets Corp.*	37,000	179,820
FCStone Group, Inc.*^	20,650	91,479
GAMCO Investors, Inc., Class A	5,900	161,188
GFI Group, Inc.	51,200	181,248
Gladstone Capital Corp.	15,100	122,159
Gladstone Investment Corp.	700	3,437
Greenhill & Co., Inc.^	13,480	940,500
Harris & Harris Group, Inc.*	1,300	5,135
Hercules Technology Growth Capital, Inc.^	23,400	185,328
KBW, Inc.*^	22,300	512,900
Knight Capital Group, Inc., Class A*	80,100	1,293,615
Kohlberg Capital Corp.	1,100	4,004
LaBranche & Co., Inc.*	40,100	192,079
Ladenburg Thalmann Financial Services, Inc.*	131,272	94,516
MCG Capital Corp.^	48,300	34,293
MVC Capital, Inc.^	15,100	165,647
NGP Capital Resources Co.	13,771	115,263
optionsXpress Holdings, Inc.^	35,000	467,600
Patriot Capital Funding, Inc.	1,300	4,732
PennantPark Investment Corp.	3,900	14,079
Penson Worldwide, Inc.*^	20,500	156,210
Piper Jaffray Cos., Inc.*^	15,100	600,376
Prospect Capital Corp.	25,300	302,841
Pzena Investment Management, Inc., Class A	61,200	258,264
Riskmetrics Group, Inc.*^	13,300	198,037
Sanders Morris Harris Group, Inc.^	26,000	155,740
Stifel Financial Corp.*^	21,200	972,020
SWS Group, Inc.^	20,800	394,160
thinkorswim Group, Inc.*	44,300	248,966
Thomas Weisel Partners Group, Inc.*	1,400	6,608
TradeStation Group, Inc.*^	26,900	173,505
U.S. Global Investors, Inc., Class A	900	4,401

	Number of Shares	Value (Note 1)
Westwood Holdings Group, Inc.^	6,600	$187,506

		11,551,358

Commercial Banks (8.0%)
1st Source Corp.	11,700	276,471
AMCORE Financial, Inc.^	20,757	75,140
Ameris Bancorp^	8,540	101,199
Ames National Corp.^	6,800	180,472
Arrow Financial Corp.^	10,800	271,512
BancFirst Corp.	4,600	243,432
Banco Latinoamericano de Exportaciones S.A., Class E^	16,900	242,684
BancTrust Financial Group, Inc.^	18,500	273,060
Bank of the Ozarks, Inc.^	10,900	323,076
Banner Corp.^	14,400	135,504
Boston Private Financial Holdings, Inc.	59,300	405,612
Bryn Mawr Bank Corp.	200	4,020
Camden National Corp.	10,300	277,894
Capital City Bank Group, Inc.^	8,900	242,436
Capitol Bancorp, Ltd.^	25,200	196,560
Cardinal Financial Corp.	1,100	6,259
Cascade Bancorp^	23,100	155,925
Cathay General Bancorp^	41,800	992,750
Centerstate Banks of Florida, Inc.^	16,078	273,165
Central Pacific Financial Corp.^	19,400	194,776
Chemical Financial Corp.^	18,700	521,356
Citizens & Northern Corp.	13,100	258,725
Citizens Republic Bancorp, Inc.	98,829	294,510
City Bank/Washington^	14,496	75,379
City Holding Co.	13,100	455,618
CoBiz Financial, Inc.^	24,900	242,526
Colonial BancGroup, Inc.^	156,500	323,955
Columbia Banking System, Inc.	11,200	133,616
Community Bank System, Inc.^	25,600	624,384
Community Trust Bancorp, Inc.	12,100	444,675
CVB Financial Corp.^	50,639	602,604
East West Bancorp, Inc.	49,800	795,306
Enterprise Financial Services Corp.	19,300	294,132
Farmers Capital Bank Corp.	200	4,884
Financial Institutions, Inc.	300	4,305
First Bancorp, Inc./Maine	100	1,989
First Bancorp/North Carolina^	13,100	240,385
First Bancorp/Puerto Rico^	60,600	675,084
First Busey Corp.^	19,950	363,888
First Commonwealth Financial Corp.^	72,652	899,432
First Community Bancshares, Inc./Virginia^	7,264	253,296
First Financial Bancorp	30,400	376,656
First Financial Bankshares, Inc.^	16,844	929,957
First Financial Corp./Indiana^	9,400	385,306
First Merchants Corp.^	15,500	344,255
First Midwest Bancorp, Inc./Illinois^	37,700	752,869
First South Bancorp, Inc./North Carolina^	3,208	40,292
FirstMerit Corp.^	66,933	1,378,150
FNB Corp./Pennsylvania^	66,700	880,440
Frontier Financial Corp.^	35,875	156,415
Glacier Bancorp, Inc.^	51,840	985,997
Green Bankshares, Inc.^	15,744	213,179
Guaranty Bancorp*	44,200	88,400
Hancock Holding Co.^	20,000	909,200
Hanmi Financial Corp.^	29,100	59,946
Harleysville National Corp.^	36,600	528,504
Heartland Financial USA, Inc.^	10,400	214,136

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Heritage Commerce Corp.	8,500	$95,540
Home Bancshares, Inc./Arkansas	9,720	261,954
IBERIABANK Corp.^	13,600	652,800
Independent Bank Corp./Massachusetts	17,700	463,032
Integra Bank Corp.	1,200	1,644
International Bancshares Corp.	43,491	949,409
Investors Bancorp, Inc.*^	40,860	548,750
Lakeland Bancorp, Inc.	19,492	219,480
Lakeland Financial Corp.^	8,400	200,088
MainSource Financial Group, Inc.	17,100	265,050
MB Financial, Inc.^	29,245	817,398
Midwest Banc Holdings, Inc.^	12,450	17,430
Nara Bancorp, Inc.	18,100	177,923
National Penn Bancshares, Inc.^	62,373	905,032
NBT Bancorp, Inc.^	27,148	759,058
Northfield Bancorp, Inc.^	18,900	212,625
Old National Bancorp/Indiana^	53,140	965,022
Old Second Bancorp, Inc.^	14,500	168,200
Oriental Financial Group, Inc.^	15,091	91,301
Pacific Capital Bancorp N.A.^	34,344	579,727
Pacific Continental Corp.	200	2,994
PacWest Bancorp^	20,700	556,830
Park National Corp.^	9,174	658,234
Peapack Gladstone Financial Corp.	10,100	269,064
Pennsylvania Commerce Bancorp, Inc.*	6,500	173,290
Peoples Bancorp, Inc./Ohio^	14,600	279,298
Pinnacle Financial Partners, Inc.*^	17,500	521,675
Premierwest Bancorp^	400	2,676
PrivateBancorp, Inc.^	16,700	542,082
Prosperity Bancshares, Inc.^	31,800	940,962
Provident Bankshares Corp.^	39,300	379,638
Renasant Corp.^	15,900	270,777
Republic Bancorp, Inc./Kentucky, Class A^	6,368	173,210
S&T Bancorp, Inc.^	20,460	726,330
Sandy Spring Bancorp, Inc.^	10,800	235,764
Santander BanCorp	19,300	241,057
SCBT Financial Corp.	9,600	331,200
Seacoast Banking Corp. of Florida^	16,480	108,768
Shore Bancshares, Inc.	8,000	191,920
Sierra Bancorp	14,000	294,000
Signature Bank/New York*	27,600	791,844
Simmons First National Corp., Class A	11,900	350,693
Smithtown Bancorp, Inc.^	8,700	139,461
South Financial Group, Inc.^	59,400	256,608
Southside Bancshares, Inc.^	7,527	176,884
Southwest Bancorp, Inc./Oklahoma^	22,200	287,712
State Bancorp, Inc./New York	8,800	85,712
StellarOne Corp.^	14,000	236,600
Sterling Bancorp/New York	14,062	197,290
Sterling Bancshares, Inc./Texas	63,212	384,329
Sterling Financial Corp./Washington^	41,385	364,188
Suffolk Bancorp^	12,300	441,939
Sun Bancorp, Inc./New Jersey*	15,395	115,309
Susquehanna Bancshares, Inc.^	73,235	1,165,169
SVB Financial Group*^	24,800	650,504
SY Bancorp, Inc.	8,500	233,750
Texas Capital Bancshares, Inc.*	21,700	289,912
Tompkins Financial Corp.	5,000	289,750
TowneBank/Virginia^	17,200	426,388
Trico Bancshares^	15,100	377,047
Trustmark Corp.^	42,200	911,098
UCBH Holdings, Inc.^	77,300	531,824

	Number of Shares	Value (Note 1)
UMB Financial Corp.^	25,148	$1,235,773
Umpqua Holdings Corp.^	52,128	754,292
Union Bankshares Corp./Virginia	14,400	357,120
United Bankshares, Inc.^	30,100	999,922
United Community Banks, Inc./Georgia^	31,275	424,710
United Security Bancshares/California^	5,957	68,982
Univest Corp. of Pennsylvania^	9,600	308,544
W Holding Co., Inc.	96	989
Washington Trust Bancorp, Inc.^	16,700	329,825
WesBanco, Inc.	20,600	560,526
West Bancorp., Inc.^	15,100	184,975
West Coast Bancorp/Oregon^	24,000	158,160
Westamerica Bancorp^	24,700	1,263,405
Western Alliance Bancorp*^	12,000	121,080
Wilshire Bancorp, Inc.^	15,200	138,016
Wintrust Financial Corp.^	18,840	387,539
Yadkin Valley Financial Corp.^	11,800	168,150

		52,042,949

Consumer Finance (0.4%)
Advance America Cash Advance Centers, Inc.	41,700	78,813
Advanta Corp., Class B^	80,300	167,827
Cardtronics, Inc.*	2,100	2,709
Cash America International, Inc.	24,800	678,280
CompuCredit Corp.*^	52,500	290,325
Credit Acceptance Corp.*^	11,200	153,440
Dollar Financial Corp.*^	15,000	154,500
EZCORP, Inc., Class A*	30,100	457,821
First Cash Financial Services, Inc.*^	16,300	310,678
Nelnet, Inc., Class A	17,700	253,641
World Acceptance Corp.*^	10,100	199,576

		2,747,610

Diversified Financial Services (0.6%)
Asset Acceptance Capital Corp.*^	23,800	121,618
Compass Diversified Holdings^	23,200	261,000
Encore Capital Group, Inc.*	33,900	244,080
Fifth Street Finance Corp.	700	5,285
Financial Federal Corp.^	20,000	465,400
Interactive Brokers Group, Inc., Class A*	31,800	568,902
Life Partners Holdings, Inc.	8,200	357,848
MarketAxess Holdings, Inc.*^	27,900	227,664
Medallion Financial Corp.^	21,600	164,808
NewStar Financial, Inc.*	25,300	100,947
PHH Corp.*^	44,000	560,120
PICO Holdings, Inc.*	15,100	401,358
Portfolio Recovery Associates, Inc.*^	11,900	402,696
Primus Guaranty Ltd.*^	36,000	41,040
Resource America, Inc., Class A	5,400	21,600

		3,944,366

Insurance (4.4%)
Ambac Financial Group, Inc.^	243,300	316,290
American Equity Investment Life Holding Co.^	33,900	237,300
American Physicians Capital, Inc.	5,200	250,120
Amerisafe, Inc.*	17,900	367,487
Amtrust Financial Services, Inc.	20,500	237,800
Argo Group International Holdings Ltd.*	24,093	817,235
Aspen Insurance Holdings Ltd.^	70,700	1,714,475
Assured Guaranty Ltd.^	45,200	515,280
Baldwin & Lyons, Inc., Class B	10,500	190,995

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Castlepoint Holdings Ltd.	22,600	$306,456
Citizens, Inc./Texas*	38,700	375,390
CNA Surety Corp.*	14,800	284,160
Crawford & Co., Class B*^	19,000	276,260
Delphi Financial Group, Inc., Class A	32,369	596,884
Donegal Group, Inc., Class A^	11,184	187,556
eHealth, Inc.*	15,500	205,840
EMC Insurance Group, Inc.^	11,700	300,105
Employers Holdings, Inc.	38,790	640,035
Enstar Group, Ltd.*	5,300	313,442
FBL Financial Group, Inc., Class A	10,100	156,045
First Acceptance Corp.*^	59,200	171,680
First Mercury Financial Corp.*	27,000	385,020
Flagstone Reinsurance Holdings Ltd.	26,600	259,882
FPIC Insurance Group, Inc.*^	6,100	267,058
Greenlight Capital Reinsurance Ltd., Class A*	22,600	293,574
Hallmark Financial Services*^	14,900	130,673
Harleysville Group, Inc.	10,800	375,084
Hilltop Holdings, Inc.*^	38,400	374,016
Horace Mann Educators Corp.	34,900	320,731
Independence Holding Co.^	8,100	29,241
Infinity Property & Casualty Corp.	14,700	686,931
IPC Holdings Ltd.	40,600	1,213,940
Kansas City Life Insurance Co.^	4,700	203,745
Maiden Holdings Ltd.^	37,700	118,001
Max Capital Group Ltd.	44,300	784,110
Meadowbrook Insurance Group, Inc.^	35,100	226,044
Montpelier Reinsurance Holdings Ltd.^	79,800	1,339,842
National Financial Partners Corp.	39,100	118,864
National Interstate Corp.	9,400	167,978
National Western Life Insurance Co., Class A^	1,700	287,589
Navigators Group, Inc.*	11,250	617,738
NYMAGIC, Inc.	5,900	112,395
Odyssey Reinsurance Holdings Corp.	19,000	984,390
Phoenix Cos., Inc.	89,700	293,319
Platinum Underwriters Holdings Ltd.	41,700	1,504,536
PMA Capital Corp., Class A*	42,654	301,990
Presidential Life Corp.^	22,600	223,514
ProAssurance Corp.*	27,364	1,444,272
RLI Corp.	14,650	895,994
Safety Insurance Group, Inc.	12,800	487,168
SeaBright Insurance Holdings, Inc.*	26,100	306,414
Selective Insurance Group, Inc.	41,800	958,474
State Auto Financial Corp.	8,800	264,528
Stewart Information Services Corp.^	12,200	286,578
Tower Group, Inc.^	15,800	445,718
United America Indemnity Ltd., Class A*	14,500	185,745
United Fire & Casualty Co.	19,400	602,758
Validus Holdings Ltd.	54,900	1,436,184
Zenith National Insurance Corp.	31,725	1,001,558

		28,396,431

Real Estate Investment Trusts (REITs) (5.6%)
Acadia Realty Trust (REIT)^	26,800	382,436
Agree Realty Corp. (REIT)	1,100	19,943
Alexander’s, Inc. (REIT)	1,500	382,350
American Campus Communities, Inc. (REIT)^	32,832	672,400
American Capital Agency Corp. (REIT)^	9,500	202,920
Anthracite Capital, Inc. (REIT)^	50,800	113,284

	Number of Shares	Value (Note 1)
Anworth Mortgage Asset Corp. (REIT)	64,700	$416,021
Arbor Realty Trust, Inc. (REIT)^	42,800	126,260
Ashford Hospitality Trust, Inc. (REIT)^	90,280	103,822
Associated Estates Realty Corp. (REIT)	21,500	196,295
BioMed Realty Trust, Inc. (REIT)	63,050	738,946
Capital Trust, Inc./New York (REIT), Class A^	43,300	155,880
CapLease, Inc. (REIT)	34,800	60,204
Capstead Mortgage Corp. (REIT)	44,200	476,034
Care Investment Trust, Inc. (REIT)	18,300	142,557
Cedar Shopping Centers, Inc. (REIT)^	23,800	168,504
Chimera Investment Corp. (REIT)	119,320	411,654
Cogdell Spencer, Inc. (REIT)	20,900	195,624
Colonial Properties Trust (REIT)^	29,400	244,902
Corporate Office Properties Trust SBI/Maryland (REIT)^	34,000	1,043,800
Cousins Properties, Inc. (REIT)^	34,100	472,285
DCT Industrial Trust, Inc. (REIT)^	134,610	681,127
DiamondRock Hospitality Co. (REIT)	71,817	364,112
DuPont Fabros Technology, Inc. (REIT)	29,470	61,003
EastGroup Properties, Inc. (REIT)^	19,000	676,020
Education Realty Trust, Inc. (REIT)^	56,900	297,018
Entertainment Properties Trust (REIT)^	26,600	792,680
Equity Lifestyle Properties, Inc. (REIT)	16,100	617,596
Equity One, Inc. (REIT)^	25,270	447,279
Extra Space Storage, Inc. (REIT)	73,100	754,392
FelCor Lodging Trust, Inc. (REIT)^	157,063	288,996
First Industrial Realty Trust, Inc. (REIT)^	33,800	255,190
First Potomac Realty Trust (REIT)^	15,200	141,360
Franklin Street Properties Corp. (REIT)	50,300	741,925
Friedman Billings Ramsey Group, Inc. (REIT), Class A*	35,600	6,052
Getty Realty Corp. (REIT)^	11,000	231,660
Glimcher Realty Trust (REIT)^	75,000	210,750
Gramercy Capital Corp./New York (REIT)	36,062	46,159
Hatteras Financial Corp. (REIT)	13,300	353,780
Healthcare Realty Trust, Inc. (REIT)	50,117	1,176,747
Highwoods Properties, Inc. (REIT)	54,100	1,480,176
Home Properties, Inc. (REIT)	27,000	1,096,200
Inland Real Estate Corp. (REIT)^	42,500	551,650
Investors Real Estate Trust (REIT)^	45,000	481,950
JER Investors Trust, Inc. (REIT)^	2,800	2,604
LaSalle Hotel Properties (REIT)^	31,500	348,075
Lexington Realty Trust (REIT)	64,299	321,495
LTC Properties, Inc. (REIT)	19,600	397,488
Maguire Properties, Inc. (REIT)*^	84,333	123,126
Medical Properties Trust, Inc. (REIT)^	56,700	357,777
MFA Financial, Inc. (REIT)	185,500	1,092,595
Mid-America Apartment Communities, Inc. (REIT)	22,400	832,384
Mission West Properties, Inc. (REIT)	22,500	172,125
Monmouth Real Estate Investment Corp. (REIT), Class A^	23,900	167,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
National Health Investors, Inc. (REIT)	18,000	$493,740
National Retail Properties, Inc. (REIT)^	63,400	1,089,846
Newcastle Investment Corp. (REIT)^	53,900	45,276
NorthStar Realty Finance Corp. (REIT)^	35,300	138,023
Omega Healthcare Investors, Inc. (REIT)	64,200	1,025,274
One Liberty Properties, Inc. (REIT)	900	7,920
Parkway Properties, Inc./Maryland (REIT)	9,400	169,200
Pennsylvania Real Estate Investment Trust (REIT)^	26,294	195,890
Post Properties, Inc. (REIT)^	34,200	564,300
Potlatch Corp. (REIT)	30,883	803,267
PS Business Parks, Inc. (REIT)^	12,200	544,852
RAIT Financial Trust (REIT)^	106,300	276,380
Ramco-Gershenson Properties Trust (REIT)^	16,600	102,588
Realty Income Corp. (REIT)^	83,817	1,940,364
Redwood Trust, Inc. (REIT)^	35,700	532,287
Resource Capital Corp. (REIT)	11,000	42,130
Saul Centers, Inc. (REIT)	6,800	268,600
Senior Housing Properties Trust (REIT)^	94,800	1,698,816
Sovran Self Storage, Inc. (REIT)^	16,600	597,600
Strategic Hotels & Resorts, Inc. (REIT)^	184,250	309,540
Sun Communities, Inc. (REIT)	13,000	182,000
Sunstone Hotel Investors, Inc. (REIT)	36,417	225,421
Tanger Factory Outlet Centers (REIT)^	24,700	929,214
Universal Health Realty Income Trust (REIT)	7,400	243,534
Urstadt Biddle Properties, Inc. (REIT), Class A^	13,100	208,683
U-Store-It Trust (REIT)^	27,800	123,710
Washington Real Estate Investment Trust (REIT)	42,400	1,199,920
Winthrop Realty Trust (REIT)	13,000	140,920

		36,394,207

Real Estate Management & Development (0.2%)
Avatar Holdings, Inc.*	9,500	251,940
Consolidated-Tomoka Land Co.	4,800	183,312
Forestar Group, Inc.*	29,900	284,648
Grubb & Ellis Co.^	9,500	11,780
Maui Land & Pineapple Co., Inc.*^	3,900	52,377
Meruelo Maddux Properties, Inc.*	46,000	57,040
Stratus Properties, Inc.*^	9,800	122,108
Tejon Ranch Co.*^	6,900	170,706
Thomas Properties Group, Inc.	1,100	2,849

		1,136,760

Thrifts & Mortgage Finance (1.9%)
Abington Bancorp, Inc.	21,400	197,950
Anchor Bancorp Wisconsin, Inc.	1,600	4,416
Bank Mutual Corp.^	37,800	436,212
BankFinancial Corp.^	14,500	147,755
Beneficial Mutual Bancorp, Inc.*^	27,900	313,875
Berkshire Hills Bancorp, Inc.^	13,200	407,352
Brookline Bancorp, Inc.	47,200	502,680
Brooklyn Federal Bancorp, Inc.^	13,000	182,650
Clifton Savings Bancorp, Inc.^	18,700	221,782
Corus Bankshares, Inc.^	29,000	32,190

	Number of Shares	Value (Note 1)
Danvers Bancorp, Inc.^	14,700	$196,539
Dime Community Bancshares, Inc.	14,600	194,180
Doral Financial Corp.*	20,800	156,000
Encore Bancshares, Inc.*	200	2,200
Farmer Mac, Class C	2,400	8,400
First Financial Holdings, Inc.^	9,100	184,184
First Financial Northwest, Inc.^	20,300	189,602
First Niagara Financial Group, Inc.	100,976	1,632,782
First Place Financial Corp./Ohio	700	2,681
FirstFed Financial Corp.*	5,200	9,100
Flagstar Bancorp, Inc.*^	55,000	39,050
Flushing Financial Corp.	14,400	172,224
Fox Chase Bancorp, Inc.*	100	1,100
Guaranty Financial Group, Inc.*^	3,400	8,874
Home Federal Bancorp, Inc./Idaho	17,500	187,600
Kearny Financial Corp.	24,000	307,200
Meridian Interstate Bancorp, Inc.*^	18,700	172,975
NASB Financial, Inc.^	6,700	180,900
NewAlliance Bancshares, Inc.	89,900	1,183,983
Northwest Bancorp, Inc.	14,500	310,010
OceanFirst Financial Corp.	18,500	307,100
Ocwen Financial Corp.*^	31,800	291,924
Oritani Financial Corp.*^	10,900	183,665
PMI Group, Inc.^	97,000	189,150
Provident Financial Services, Inc.^	49,856	762,797
Provident New York Bancorp	31,400	389,360
Rockville Financial, Inc.^	11,500	160,655
Roma Financial Corp.^	15,000	188,850
TrustCo Bank Corp./New York	72,883	693,117
United Community Financial Corp./Ohio^	12,828	11,545
United Financial Bancorp, Inc.	20,400	308,856
ViewPoint Financial Group	14,000	224,700
Waterstone Financial, Inc.*^	35,429	118,687
Westfield Financial, Inc.^	29,000	299,280
WSFS Financial Corp.^	4,500	215,955

		11,932,087

Total Financials		148,145,768

Health Care (15.0%)
Biotechnology (4.6%)
Acadia Pharmaceuticals, Inc.*	24,800	22,320
Acorda Therapeutics, Inc.*^	29,000	594,790
Affymax, Inc.*^	11,000	109,890
Alexion Pharmaceuticals, Inc.*	65,460	2,368,997
Alkermes, Inc.*	81,400	866,910
Allos Therapeutics, Inc.*	32,900	201,348
Alnylam Pharmaceuticals, Inc.*^	30,300	749,319
Amicus Therapeutics, Inc.*^	18,400	146,832
Arena Pharmaceuticals, Inc.*^	45,900	191,403
ARIAD Pharmaceuticals, Inc.*	166,000	141,100
ArQule, Inc.*^	58,100	245,182
Array BioPharma, Inc.*^	45,900	185,895
Celera Corp.*	63,100	702,303
Cell Genesys, Inc.*	26,200	5,764
Cepheid, Inc.*^	44,600	462,948
Cougar Biotechnology, Inc.*	9,300	241,800
Cubist Pharmaceuticals, Inc.*	48,049	1,160,864
CV Therapeutics, Inc.*	47,600	438,396
Cytokinetics, Inc.*	65,100	185,535
Cytori Therapeutics, Inc.*	2,000	7,220
Dendreon Corp.*^	75,500	345,790
Dyax Corp.*	83,100	302,484
Emergent Biosolutions, Inc.*	11,600	302,876
Enzon Pharmaceuticals, Inc.*^	58,000	338,140

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Facet Biotech Corp.*	18,720	$179,525
Genomic Health, Inc.*	10,700	208,436
Geron Corp.*^	49,200	229,764
GTx, Inc.*^	13,900	234,076
Halozyme Therapeutics, Inc.*^	51,500	288,400
Human Genome Sciences, Inc.*^	94,200	199,704
Idenix Pharmaceuticals, Inc.*	32,000	185,280
Idera Pharmaceuticals, Inc.*^	40,109	308,037
Immunogen, Inc.*	44,200	189,618
Immunomedics, Inc.*^	95,300	162,010
Incyte Corp.*^	48,400	183,436
Indevus Pharmaceuticals, Inc.*^	68,700	215,718
InterMune, Inc.*	26,900	284,602
Isis Pharmaceuticals, Inc.*^	76,900	1,090,442
Lexicon Pharmaceuticals, Inc.*^	108,700	152,180
MannKind Corp.*^	48,700	167,041
Martek Biosciences Corp.^	25,800	781,998
Maxygen, Inc.*^	27,200	242,624
Medarex, Inc.*^	105,600	589,248
Metabolix, Inc.*	900	11,448
Momenta Pharmaceuticals, Inc.*	27,800	322,480
Myriad Genetics, Inc.*^	38,050	2,521,193
Nabi Biopharmaceuticals*	66,457	222,631
Nanosphere, Inc.*	1,400	6,664
Neurocrine Biosciences, Inc.*	42,900	137,280
Novavax, Inc.*	83,400	157,626
NPS Pharmaceuticals, Inc.*	29,800	185,058
Onyx Pharmaceuticals, Inc.*^	47,400	1,619,184
Opko Health, Inc.*	209,000	338,580
Orexigen Therapeutics, Inc.*^	25,300	141,174
OSI Pharmaceuticals, Inc.*^	47,300	1,847,065
Osiris Therapeutics, Inc.*^	16,300	312,308
PDL BioPharma, Inc.	93,600	578,448
Pharmasset, Inc.*^	10,400	136,344
Progenics Pharmaceuticals, Inc.*^	16,500	170,115
Protalix BioTherapeutics, Inc.*	119,100	219,144
Regeneron Pharmaceuticals, Inc.*^	48,100	883,116
Repligen Corp.*	30,165	114,024
Rigel Pharmaceuticals, Inc.*^	28,300	226,400
Sangamo BioSciences, Inc.*^	89,400	311,112
Savient Pharmaceuticals, Inc.*^	33,700	195,123
Seattle Genetics, Inc.*^	47,500	424,650
Synta Pharmaceuticals Corp.*^	27,000	165,240
Theravance, Inc.*	44,100	546,399
United Therapeutics Corp.*	19,180	1,199,709
XOMA Ltd.*	211,300	131,006
ZymoGenetics, Inc.*^	80,000	240,000

		29,573,766

Health Care Equipment & Supplies (4.0%)
Abaxis, Inc.*^	13,500	216,405
Abiomed, Inc.*	26,700	438,414
Accuray, Inc.*	35,800	184,728
Align Technology, Inc.*^	47,400	414,750
Alphatec Holdings, Inc.*	1,200	2,820
American Medical Systems Holdings, Inc.*	57,700	518,723
Analogic Corp.^	11,100	302,808
AngioDynamics, Inc.*	31,300	428,497
ArthroCare Corp.*^	22,000	104,940
Atrion Corp.^	2,000	194,200
Cantel Medical Corp.*	13,300	195,111
Cardiac Science Corp.*	31,200	234,000
Clinical Data, Inc.*^	21,600	192,240
Conceptus, Inc.*^	25,000	380,500

	Number of Shares	Value (Note 1)
CONMED Corp.*	23,800	$569,772
CryoLife, Inc.*^	17,600	170,896
Cyberonics, Inc.*^	14,700	243,579
Cynosure, Inc., Class A*	21,600	197,208
Datascope Corp.	10,300	538,072
ev3, Inc.*^	60,100	366,610
Exactech, Inc.*	11,600	195,344
Greatbatch, Inc.*^	17,900	473,634
Haemonetics Corp.*^	21,900	1,237,350
Hansen Medical, Inc.*^	13,300	96,026
ICU Medical, Inc.*	8,700	288,318
I-Flow Corp.*	57,200	274,560
Immucor, Inc.*	57,968	1,540,789
Insulet Corp.*^	14,700	113,484
Integra LifeSciences Holdings Corp.*^	14,400	512,208
Invacare Corp.^	23,000	356,960
IRIS International, Inc.*	11,600	161,704
Kensey Nash Corp.*	6,000	116,460
Masimo Corp.*^	39,300	1,172,319
Medical Action Industries, Inc.*	28,800	288,000
Mentor Corp.	27,400	847,482
Meridian Bioscience, Inc.^	31,750	808,673
Merit Medical Systems, Inc.*	22,800	408,804
Micrus Endovascular Corp.*^	19,600	227,556
Natus Medical, Inc.*^	23,500	304,325
Neogen Corp.*	15,500	387,190
NuVasive, Inc.*^	30,311	1,050,276
NxStage Medical, Inc.*	50,500	134,835
OraSure Technologies, Inc.*^	61,444	226,114
Orthofix International N.V.*^	22,700	347,991
Orthovita, Inc.*	88,174	298,910
Palomar Medical Technologies, Inc.*^	23,900	275,567
Quidel Corp.*	23,300	304,531
RTI Biologics, Inc.*^	102,000	281,520
Sirona Dental Systems, Inc.*^	10,800	113,400
Somanetics Corp.*	10,300	170,053
SonoSite, Inc.*	10,400	198,432
Spectranetics Corp.*	22,500	58,725
Stereotaxis, Inc.*^	66,500	292,600
STERIS Corp.	49,900	1,192,111
SurModics, Inc.*^	11,700	295,659
Symmetry Medical, Inc.*	27,800	221,566
Synovis Life Technologies, Inc.*	17,800	333,572
Thoratec Corp.*	46,455	1,509,323
TomoTherapy, Inc.*	19,600	46,648
TranS1, Inc.*	900	6,489
Vnus Medical Technologies, Inc.*^	15,100	244,922
Volcano Corp.*	37,000	555,000
West Pharmaceutical Services, Inc.	27,514	1,039,204
Wright Medical Group, Inc.*	28,317	578,516
Zoll Medical Corp.*	16,400	309,796

		25,791,219

Health Care Providers & Services (3.4%)
Air Methods Corp.*^	9,500	151,905
Alliance Imaging, Inc.*	22,300	177,731
Almost Family, Inc.*^	7,200	323,856
Amedisys, Inc.*^	21,451	886,784
AMERIGROUP Corp.*	45,617	1,346,614
AMN Healthcare Services, Inc.*^	20,706	175,173
Amsurg Corp.*	24,450	570,663
Assisted Living Concepts, Inc., Class A*^	48,200	200,030
athenahealth, Inc.*	16,700	628,254
Bio-Reference Labs, Inc.*^	8,600	225,578

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
BMP Sunstone Corp.*^	28,400	$158,188
Capital Senior Living Corp.*	51,400	153,172
CardioNet, Inc.*	6,800	167,620
Catalyst Health Solutions, Inc.*^	24,800	603,880
Centene Corp.*	34,900	687,879
Chemed Corp.	17,300	688,021
Chindex International, Inc.*^	20,600	163,770
Corvel Corp.*	7,200	158,256
Cross Country Healthcare, Inc.*^	24,600	216,234
Emergency Medical Services Corp., Class A*	11,300	413,693
Emeritus Corp.*^	19,000	190,570
Ensign Group, Inc.	11,400	190,836
Five Star Quality Care, Inc.*^	11,300	17,289
Genoptix, Inc.*	7,500	255,600
Gentiva Health Services, Inc.*	19,900	582,274
Hanger Orthopedic Group, Inc.*	24,100	349,691
HealthSouth Corp.*^	69,000	756,240
Healthspring, Inc.*	39,700	792,809
Healthways, Inc.*^	21,350	245,098
HMS Holdings Corp.*	19,600	617,792
inVentiv Health, Inc.*	23,000	265,420
IPC The Hospitalist Co., Inc.*	12,100	203,643
Kindred Healthcare, Inc.*	20,500	266,910
Landauer, Inc.	7,500	549,750
LHC Group, Inc.*	12,100	435,600
Magellan Health Services, Inc.*	32,800	1,284,448
MedCath Corp.*^	12,450	129,978
Molina Healthcare, Inc.*	9,000	158,490
MWI Veterinary Supply, Inc.*^	6,400	172,544
National Healthcare Corp.	7,200	364,608
National Research Corp.^	9,421	272,832
Nighthawk Radiology Holdings, Inc.*	21,700	105,462
Odyssey HealthCare, Inc.*	20,300	187,775
Owens & Minor, Inc.^	35,000	1,317,750
PharMerica Corp.*	24,603	385,529
Providence Service Corp.*^	8,100	11,745
PSS World Medical, Inc.*^	48,600	914,652
Psychiatric Solutions, Inc.*^	45,900	1,278,315
RadNet, Inc.*	2,900	9,715
RehabCare Group, Inc.*	11,400	172,824
Res-Care, Inc.*^	15,400	231,308
Skilled Healthcare Group, Inc., Class A*^	15,600	131,664
Sun Healthcare Group, Inc.*	35,600	315,060
Sunrise Senior Living, Inc.*^	27,880	46,839
Triple-S Management Corp., Class B*^	14,400	165,600
Universal American Financial Corp.*	38,900	343,098
US Physical Therapy, Inc.*^	13,900	185,287
Virtual Radiologic Corp.*^	2,500	21,200

		22,023,546

Health Care Technology (0.5%)
Allscripts-Misys Healthcare Solutions, Inc.	127,760	1,267,379
Computer Programs & Systems, Inc.	11,300	302,840
Eclipsys Corp.*^	42,600	604,494
MedAssets, Inc.*^	12,500	182,500
Omnicell, Inc.*^	26,300	321,123
Phase Forward, Inc.*	31,600	395,632
Vital Images, Inc.*	25,600	356,096

		3,430,064

Life Sciences Tools & Services (1.2%)
Affymetrix, Inc.*^	54,700	163,553

	Number of Shares	Value (Note 1)
Albany Molecular Research, Inc.*	14,500	$141,230
AMAG Pharmaceuticals, Inc.*^	13,817	495,339
Bio-Rad Laboratories, Inc., Class A*	15,300	1,152,243
Bruker Corp.*	40,400	163,216
Caliper Life Sciences, Inc.*	1,100	1,067
Dionex Corp.*^	14,400	645,840
Enzo Biochem, Inc.*	30,000	146,700
eResearchTechnology, Inc.*	26,625	176,524
Exelixis, Inc.*^	89,800	450,796
Kendle International, Inc.*	7,200	185,184
Life Sciences Research, Inc.*	10,000	94,000
Luminex Corp.*^	32,000	683,520
Medivation, Inc.*^	19,900	289,943
Nektar Therapeutics*	78,700	437,572
PAREXEL International Corp.*^	43,900	426,269
PharmaNet Development Group, Inc.*^	14,800	13,468
Sequenom, Inc.*^	51,800	1,027,712
Varian, Inc.*	25,200	844,452

		7,538,628

Pharmaceuticals (1.3%)
Acura Pharmaceuticals, Inc.*^	24,519	179,969
Akorn, Inc.*^	54,300	124,890
Ardea Biosciences, Inc.*^	25,300	302,841
Auxilium Pharmaceuticals, Inc.*^	32,300	918,612
Biodel, Inc.*^	13,800	66,516
BioMimetic Therapeutics, Inc.*	900	8,298
Cadence Pharmaceuticals, Inc.*^	26,100	188,703
Caraco Pharmaceutical Laboratories Ltd.*	24,200	143,264
Cypress Bioscience, Inc.*^	25,900	177,156
Discovery Laboratories, Inc.*	108,000	120,960
Durect Corp.*	51,700	175,263
Inspire Pharmaceuticals, Inc.*^	51,700	186,120
Javelin Pharmaceuticals, Inc.*	2,900	3,625
Jazz Pharmaceuticals, Inc.*	1,600	3,088
KV Pharmaceutical Co., Class A*^	27,700	79,776
MAP Pharmaceuticals, Inc.*	500	3,490
Medicines Co.*	42,100	620,133
Medicis Pharmaceutical Corp., Class A^	46,700	649,130
Noven Pharmaceuticals, Inc.*	27,100	298,100
Obagi Medical Products, Inc.*	1,400	10,444
Pain Therapeutics, Inc.*	21,700	128,464
Par Pharmaceutical Cos., Inc.*	29,400	394,254
Pozen, Inc.*	20,400	102,816
Questcor Pharmaceuticals, Inc.*^	40,900	380,779
Salix Pharmaceuticals Ltd.*	34,000	300,220
Sucampo Pharmaceuticals, Inc., Class A*	39,112	224,894
Valeant Pharmaceuticals International*^	59,400	1,360,260
ViroPharma, Inc.*^	67,200	874,944
Vivus, Inc.*	54,100	287,812
XenoPort, Inc.*^	19,700	494,076

		8,808,897

Total Health Care		97,166,120

Industrials (16.7%)
Aerospace & Defense (2.0%)
AAR Corp.*	39,650	729,956
Aerovironment, Inc.*^	7,200	265,032
American Science & Engineering, Inc.	7,100	525,116
Applied Signal Technology, Inc.^	18,800	337,272
Argon ST, Inc.*	10,300	194,258

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Ascent Solar Technologies, Inc.*^	1,600	$6,016
Axsys Technologies, Inc.*^	6,800	373,048
Ceradyne, Inc.*	19,650	399,092
Cubic Corp.^	13,300	361,760
Curtiss-Wright Corp.^	38,100	1,272,159
Ducommun, Inc.	9,500	158,650
DynCorp International, Inc., Class A*^	19,200	291,264
Esterline Technologies Corp.*^	28,000	1,060,920
GenCorp, Inc.*	30,100	110,768
HEICO Corp.^	17,400	675,642
Herley Industries, Inc.*	14,500	178,060
Hexcel Corp.*^	75,200	555,728
Ladish Co., Inc.*^	11,400	157,890
LMI Aerospace, Inc.*^	13,700	155,769
Moog, Inc., Class A*^	36,359	1,329,649
Orbital Sciences Corp.*	45,400	886,662
Stanley, Inc.*^	6,200	224,564
Taser International, Inc.*	49,700	262,416
Teledyne Technologies, Inc.*	30,168	1,343,984
TransDigm Group, Inc.*^	26,100	876,177
Triumph Group, Inc.^	13,000	551,980

		13,283,832

Air Freight & Logistics (0.3%)
Atlas Air Worldwide Holdings, Inc.*	10,600	200,340
Dynamex, Inc.*	10,400	153,400
Forward Air Corp.^	22,450	544,861
Hub Group, Inc., Class A*	28,700	761,411
Pacer International, Inc.^	28,100	293,083
Park-Ohio Holdings Corp.*	600	3,702

		1,956,797

Airlines (1.0%)
AirTran Holdings, Inc.*^	91,700	407,148
Alaska Air Group, Inc.*^	31,200	912,600
Allegiant Travel Co.*^	10,800	524,556
Hawaiian Holdings, Inc.*	47,400	302,412
JetBlue Airways Corp.*	143,200	1,016,720
Republic Airways Holdings, Inc.*	27,400	292,358
SkyWest, Inc.	48,500	902,100
U.S. Airways Group, Inc.*^	88,400	683,332
UAL Corp.^	112,600	1,240,852

		6,282,078

Building Products (0.6%)
AAON, Inc.^	10,400	217,152
American Woodmark Corp.	15,300	278,919
Ameron International Corp.	7,200	453,024
Apogee Enterprises, Inc.^	24,000	248,640
Builders FirstSource, Inc.*	1,300	1,989
China Architectural Engineering, Inc.*^	24,800	61,008
Gibraltar Industries, Inc.^	17,100	204,174
Griffon Corp.*	34,200	319,086
Insteel Industries, Inc.^	15,500	174,995
NCI Building Systems, Inc.*^	14,700	239,610
Quanex Building Products Corp.	31,650	296,561
Simpson Manufacturing Co., Inc.^	29,200	810,592
Trex Co., Inc.*^	18,600	306,156
Universal Forest Products, Inc.^	13,250	356,557

		3,968,463

Commercial Services & Supplies (2.8%)
ABM Industries, Inc.	37,300	710,565
American Ecology Corp.	13,200	267,036
American Reprographics Co.*	22,600	155,940
Amrep Corp.*^	7,800	243,984

	Number of Shares	Value (Note 1)
ATC Technology Corp.*	15,500	$226,765
Bowne & Co., Inc.	21,200	124,656
Casella Waste Systems, Inc., Class A*^	21,400	87,312
Cenveo, Inc.*^	40,950	182,227
Clean Harbors, Inc.*	16,800	1,065,792
Comfort Systems USA, Inc.	36,300	386,958
Consolidated Graphics, Inc.*^	7,900	178,856
Cornell Cos., Inc.*	8,700	161,733
Courier Corp.	16,900	302,510
Deluxe Corp.	41,600	622,336
EnergySolutions, Inc.	34,140	192,891
EnerNOC, Inc.*^	9,800	72,912
Ennis, Inc.	19,750	239,173
Fuel Tech, Inc.*^	26,700	282,753
G&K Services, Inc., Class A^	13,600	274,992
GEO Group, Inc.*^	40,000	721,200
GeoEye, Inc.*	12,500	240,375
Healthcare Services Group, Inc.^	32,175	512,548
Herman Miller, Inc.	43,483	566,583
HNI Corp.^	34,900	552,816
ICT Group, Inc.*^	14,900	68,242
Innerworkings, Inc.*^	19,600	128,380
Interface, Inc., Class A	30,500	141,520
Kimball International, Inc., Class B^	18,000	154,980
Knoll, Inc.	39,783	358,843
M&F Worldwide Corp.*^	9,600	148,320
McGrath RentCorp	20,100	429,336
Metalico, Inc.*^	20,400	31,620
Mine Safety Appliances Co.	25,700	614,487
Mobile Mini, Inc.*^	27,200	392,224
Multi-Color Corp.	14,100	223,062
Protection One, Inc.*	25,100	119,978
Rollins, Inc.	32,562	588,721
Schawk, Inc.^	15,800	181,068
Standard Parking Corp.*^	9,600	185,664
Standard Register Co.^	26,500	236,645
Sykes Enterprises, Inc.*	25,900	495,208
Team, Inc.*	15,700	434,890
Tetra Tech, Inc.*^	50,315	1,215,107
United Stationers, Inc.*^	18,400	616,216
Viad Corp.	16,800	415,632
Waste Connections, Inc.*^	65,940	2,081,726
Waste Services, Inc.*	44,599	293,461

		17,928,243

Construction & Engineering (1.0%)
Dycom Industries, Inc.*	34,033	279,751
EMCOR Group, Inc.*	58,000	1,300,940
Furmanite Corp.*	23,000	123,970
Granite Construction, Inc.^	26,000	1,142,180
Great Lakes Dredge & Dock Corp.^	39,200	162,680
Insituform Technologies, Inc., Class A*^	21,400	421,366
Integrated Electrical Services, Inc.*	1,300	11,388
Layne Christensen Co.*^	15,000	360,150
MasTec, Inc.*	38,300	443,514
Michael Baker Corp.*^	6,900	254,679
Northwest Pipe Co.*^	5,700	242,877
Orion Marine Group, Inc.*	18,600	179,676
Perini Corp.*^	39,500	923,510
Pike Electric Corp.*^	16,300	200,490

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Sterling Construction Co., Inc.*	13,800	$255,852

		6,303,023

Electrical Equipment (2.1%)
A.O. Smith Corp.	15,650	461,988
Acuity Brands, Inc.^	34,625	1,208,759
Advanced Battery Technologies, Inc.*	68,200	181,412
Akeena Solar, Inc.*	2,200	3,784
American Superconductor Corp.*^	35,900	585,529
AZZ, Inc.*^	10,400	261,040
Baldor Electric Co.^	36,174	645,706
Beacon Power Corp.*^	299,700	158,841
Belden, Inc.^	39,700	828,936
Brady Corp., Class A^	42,800	1,025,060
Capstone Turbine Corp.*^	130,900	109,956
China BAK Battery, Inc.*^	103,776	168,117
Coleman Cable, Inc.*^	25,900	117,327
Encore Wire Corp.^	11,300	214,248
Ener1, Inc.*^	30,100	215,215
Energy Conversion Devices, Inc.*^	38,400	968,064
EnerSys*	17,100	188,100
Evergreen Solar, Inc.*^	112,500	358,875
Franklin Electric Co., Inc.	17,900	503,169
FuelCell Energy, Inc.*^	42,600	165,288
Fushi Copperweld, Inc.*^	12,000	63,240
GrafTech International Ltd.*	101,800	846,976
GT Solar International, Inc.*	58,800	169,932
Harbin Electric, Inc.*	900	7,191
II-VI, Inc.*^	18,900	360,801
LaBarge, Inc.*	13,400	192,290
LSI Industries, Inc.	1,100	7,557
Microvision, Inc.*	3,200	5,376
Orion Energy Systems, Inc.*^	2,100	11,361
Plug Power, Inc.*	91,400	93,228
Polypore International, Inc.*	30,000	226,800
Powell Industries, Inc.*	7,300	211,846
Power-One, Inc.*	92,018	109,501
Preformed Line Products Co.^	3,817	175,735
Regal-Beloit Corp.	25,200	957,348
Ultralife Corp.*	18,900	253,449
Valence Technology, Inc.*^	78,000	141,960
Vicor Corp.	30,500	201,605
Woodward Governor Co.	50,000	1,151,000

		13,556,610

Industrial Conglomerates (0.3%)
Otter Tail Corp.	27,400	639,242
Raven Industries, Inc.^	11,500	277,150
Seaboard Corp.	300	358,200
Standex International Corp.	9,700	192,448
Tredegar Corp.	20,600	374,508
United Capital Corp.*	7,500	136,050

		1,977,598

Machinery (3.2%)
3D Systems Corp.*	29,100	231,054
Actuant Corp., Class A^	43,800	833,076
Alamo Group, Inc.^	8,900	133,055
Albany International Corp., Class A^	23,250	298,530
Altra Holdings, Inc.*	16,400	129,724
American Railcar Industries, Inc.^	17,300	182,169
Ampco-Pittsburgh Corp.^	7,800	169,260
Astec Industries, Inc.*	15,100	473,083
Badger Meter, Inc.^	11,800	342,436
Barnes Group, Inc.^	37,520	544,040
Blount International, Inc.*	30,900	292,932
Briggs & Stratton Corp.^	38,850	683,372

	Number of Shares	Value (Note 1)
Cascade Corp.^	9,400	$280,684
Chart Industries, Inc.*	17,600	187,088
China Fire & Security Group, Inc.*^	22,800	155,268
CIRCOR International, Inc.	13,100	360,250
CLARCOR, Inc.	43,000	1,426,740
Colfax Corp.*^	22,300	231,697
Columbus McKinnon Corp.*	10,500	143,325
Dynamic Materials Corp.^	9,900	191,169
Energy Recovery, Inc.*^	36,700	278,186
EnPro Industries, Inc.*^	13,100	282,174
ESCO Technologies, Inc.*^	20,304	831,449
Federal Signal Corp.^	40,900	335,789
Flanders Corp.*	31,100	145,859
Flow International Corp.*	25,000	60,500
Force Protection, Inc.*	54,500	325,910
FreightCar America, Inc.	9,300	169,911
Gorman-Rupp Co.^	11,300	351,656
Graham Corp.	19,900	215,318
Greenbrier Cos., Inc.	15,300	105,111
Hurco Cos., Inc.*^	7,400	88,800
Kadant, Inc.*	11,200	150,976
Kaydon Corp.^	29,300	1,006,455
Key Technology, Inc.*	13,700	258,793
K-Tron International, Inc.*	2,000	159,800
L.B. Foster Co., Class A*^	8,700	272,136
Lindsay Corp.^	9,300	295,647
Lydall, Inc.*	1,300	7,475
Met-Pro Corp.^	15,000	199,800
Middleby Corp.*^	13,300	362,691
Mueller Industries, Inc.	30,700	769,956
Mueller Water Products, Inc., Class A^	87,400	734,160
NACCO Industries, Inc., Class A	3,100	115,971
NN, Inc.^	20,200	46,258
Nordson Corp.^	26,100	842,769
Omega Flex, Inc.^	7,900	165,426
PMFG, Inc.*^	30,600	292,536
RBC Bearings, Inc.*^	17,100	346,788
Robbins & Myers, Inc.	22,000	355,740
Sauer-Danfoss, Inc.	25,600	224,000
Sun Hydraulics Corp.^	12,600	237,384
Tecumseh Products Co., Class A*	10,600	101,548
Tennant Co.^	13,700	210,980
Thermadyne Holdings Corp.*^	20,500	140,835
Titan International, Inc.^	24,000	198,000
Titan Machinery, Inc.*^	9,900	139,194
Trimas Corp.*	42,700	58,926
TurboChef Technologies, Inc.*	14,200	69,722
Twin Disc, Inc.^	15,700	108,173
Wabash National Corp.^	42,600	191,700
Wabtec Corp.^	40,086	1,593,418
Watts Water Technologies, Inc., Class A	22,900	571,813
Xerium Technologies, Inc.*^	85,100	56,166

		20,764,851

Marine (0.2%)
American Commercial Lines, Inc.*	22,200	108,780
Eagle Bulk Shipping, Inc.^	33,300	227,106
Genco Shipping & Trading Ltd.^	19,100	282,680
Horizon Lines, Inc., Class A^	29,900	104,351
International Shipholding Corp.^	8,500	215,305
TBS International Ltd., Class A*^	36,100	362,083

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Ultrapetrol Bahamas Ltd.*	19,300	$61,567

		1,361,872

Professional Services (1.7%)
Administaff, Inc.^	17,800	385,904
Advisory Board Co.*	13,400	298,820
CBIZ, Inc.*	27,800	240,470
CDI Corp.	14,300	185,042
China Direct, Inc.*	56,402	81,783
COMSYS IT Partners, Inc.*	9,300	20,832
CoStar Group, Inc.*^	15,400	507,276
CRA International, Inc.*^	8,400	226,212
Duff & Phelps Corp., Class A*^	12,200	233,264
Exponent, Inc.*	12,600	379,008
First Advantage Corp., Class A*	14,900	210,835
Heidrick & Struggles International, Inc.^	14,200	305,868
Hill International, Inc.*^	47,500	334,400
Hudson Highland Group, Inc.*	21,400	71,690
Huron Consulting Group, Inc.*	19,300	1,105,311
ICF International, Inc.*^	9,100	223,587
Kelly Services, Inc., Class A	16,300	212,063
Kforce, Inc.*^	20,100	154,368
Korn/Ferry International*	34,192	390,473
LECG Corp.*	40,300	270,413
MPS Group, Inc.*	73,967	556,971
Navigant Consulting, Inc.*	37,500	595,125
Odyssey Marine Exploration, Inc.*^	59,600	191,912
On Assignment, Inc.*^	54,800	310,716
Resources Connection, Inc.*	35,700	584,766
School Specialty, Inc.*^	16,900	323,128
Spherion Corp.*^	36,280	80,179
TrueBlue, Inc.*	36,700	351,219
Volt Information Sciences, Inc.*^	6,000	43,380
VSE Corp.^	5,800	227,534
Watson Wyatt Worldwide, Inc., Class A^	36,400	1,740,648

		10,843,197

Road & Rail (0.8%)
Amerco, Inc.*	8,400	290,052
Arkansas Best Corp.^	23,728	714,450
Celadon Group, Inc.*	28,700	244,811
Dollar Thrifty Automotive Group, Inc.*	21,900	23,871
Genesee & Wyoming, Inc., Class A*^	23,825	726,663
Heartland Express, Inc.^	43,812	690,477
Knight Transportation, Inc.^	47,409	764,233
Marten Transport Ltd.*^	10,600	200,976
Old Dominion Freight Line, Inc.*^	21,650	616,159
Patriot Transportation Holding, Inc.*^	2,600	182,182
Saia, Inc.*	17,100	185,706
Universal Truckload Services, Inc.*	8,900	126,024
Werner Enterprises, Inc.^	33,300	577,422
YRC Worldwide, Inc.*^	57,300	164,451

		5,507,477

Trading Companies & Distributors (0.7%)
Aceto Corp.	39,000	390,390
Aircastle Ltd.^	29,000	138,620
Applied Industrial Technologies, Inc.^	32,800	620,576
Beacon Roofing Supply, Inc.*	34,700	481,636
DXP Enterprises, Inc.*	9,400	137,334
H&E Equipment Services, Inc.*^	42,700	329,217
Houston Wire & Cable Co.	13,500	125,685
Interline Brands, Inc.*^	20,100	213,663
Kaman Corp.	19,400	351,722

	Number of Shares	Value (Note 1)
Lawson Products, Inc.	9,000	$205,650
RSC Holdings, Inc.*^	29,500	251,340
Rush Enterprises, Inc., Class A*^	26,550	227,534
TAL International Group, Inc.^	11,500	162,150
Textainer Group Holdings Ltd.	17,000	180,200
Watsco, Inc.^	18,900	725,760

		4,541,477

Transportation Infrastructure (0.0%)
CAI International, Inc.*	900	2,853

Total Industrials		108,278,371

Information Technology (15.4%)
Communications Equipment (2.5%)
3Com Corp.*	326,600	744,648
Acme Packet, Inc.*	29,100	153,066
ADTRAN, Inc.^	43,600	648,768
Airvana, Inc.*	43,577	266,691
Anaren, Inc.*	10,908	130,351
Arris Group, Inc.*^	101,400	806,130
Aruba Networks, Inc.*^	82,800	211,140
Avanex Corp.*^	4,700	4,935
Avocent Corp.*	35,100	628,641
Bel Fuse, Inc., Class B	8,600	182,320
BigBand Networks, Inc.*	65,400	361,008
Black Box Corp.	14,200	370,904
Blue Coat Systems, Inc.*^	22,200	186,480
Bookham, Inc.*	7,100	3,195
Cogo Group, Inc.*	45,100	219,186
Comtech Telecommunications Corp.*^	19,025	871,725
DG FastChannel, Inc.*^	12,400	154,752
Digi International, Inc.*	35,500	287,905
EMS Technologies, Inc.*^	13,300	344,071
Emulex Corp.*	66,200	462,076
Extreme Networks, Inc.*^	72,200	168,948
Finisar Corp.*	306,483	116,464
Globecomm Systems, Inc.*	30,400	166,896
Harmonic, Inc.*	73,000	409,530
Harris Stratex Networks, Inc., Class A*	56,599	292,051
Hughes Communications, Inc.*^	9,100	145,054
Infinera Corp.*	72,800	652,288
InterDigital, Inc.*	35,600	979,000
Ixia*	27,800	160,684
Loral Space & Communications, Inc.*	11,800	171,454
MRV Communications, Inc.*	308,400	237,468
NETGEAR, Inc.*^	24,400	278,404
Neutral Tandem, Inc.*^	10,700	173,554
Nextwave Wireless, Inc.*^	35,700	3,213
Oplink Communications, Inc.*	30,300	260,580
Opnext, Inc.*	44,400	77,700
Orbcomm, Inc.*^	23,100	49,896
Parkervision, Inc.*^	2,000	4,940
PC-Tel, Inc.^	1,200	7,884
Plantronics, Inc.	36,200	477,840
Polycom, Inc.*^	72,500	979,475
Powerwave Technologies, Inc.*	109,500	54,750
Riverbed Technology, Inc.*^	44,000	501,160
SeaChange International, Inc.*	41,600	299,936
ShoreTel, Inc.*^	13,300	59,717
Sonus Networks, Inc.*^	126,600	200,028
Starent Networks Corp.*^	18,500	220,705
Sycamore Networks, Inc.*^	152,400	409,956
Symmetricom, Inc.*^	39,300	155,235

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Tekelec*	51,100	$681,674
Utstarcom, Inc.*^	91,100	168,535
ViaSat, Inc.*	20,500	493,640

		16,096,651

Computers & Peripherals (0.8%)
3PAR, Inc.*	26,600	202,958
Adaptec, Inc.*	85,400	281,820
Avid Technology, Inc.*	22,967	250,570
Compellent Technologies, Inc.*	20,500	199,465
Cray, Inc.*	15,100	31,408
Data Domain, Inc.*^	25,900	486,920
Electronics for Imaging, Inc.*	39,300	375,708
Hutchinson Technology, Inc.*^	57,300	199,404
Hypercom Corp.*	2,600	2,808
Imation Corp.^	22,700	308,039
Immersion Corp.*	47,400	279,186
Intermec, Inc.*	47,700	633,456
Intevac, Inc.*	39,500	200,265
Isilon Systems, Inc.*	33,300	109,557
Netezza Corp.*	24,500	162,680
Novatel Wireless, Inc.*	27,300	126,672
Palm, Inc.*^	82,800	254,196
Presstek, Inc.*	64,600	207,366
Quantum Corp.*	142,336	51,241
Rackable Systems, Inc.*	54,800	215,912
Rimage Corp.*	10,300	138,123
STEC, Inc.*^	58,600	249,636
Stratasys, Inc.*	12,800	137,600
Super Micro Computer, Inc.*	4,200	26,586
Synaptics, Inc.*^	26,675	441,738

		5,573,314

Electronic Equipment, Instruments & Components (1.8%)
Agilysys, Inc.^	25,050	107,465
Anixter International, Inc.*	23,200	698,784
Benchmark Electronics, Inc.*	52,875	675,214
Brightpoint, Inc.*^	31,000	134,850
Checkpoint Systems, Inc.*	33,200	326,688
China Security & Surveillance Technology, Inc.*^	54,500	241,435
Cogent, Inc.*	29,200	396,244
Cognex Corp.	30,300	448,440
Coherent, Inc.*^	18,500	397,010
Comverge, Inc.*^	4,700	23,030
CPI International, Inc.*^	300	2,598
CTS Corp.	20,400	112,404
Daktronics, Inc.^	20,400	190,944
DTS, Inc.*^	13,100	240,385
Echelon Corp.*	46,300	377,345
Electro Rent Corp.	15,300	170,748
Electro Scientific Industries, Inc.*^	16,800	114,072
FARO Technologies, Inc.*	10,400	175,344
Gerber Scientific, Inc.*	1,100	5,621
ICx Technologies, Inc.*	36,532	288,968
Insight Enterprises, Inc.*	38,100	262,890
IPG Photonics Corp.*^	11,900	156,842
KEMET Corp.*	5,100	1,377
L-1 Identity Solutions, Inc.*	51,066	344,185
Littelfuse, Inc.*	18,500	307,100
Maxwell Technologies, Inc.*	34,900	176,943
Measurement Specialties, Inc.*^	29,900	207,805
Mercury Computer Systems, Inc.*^	43,800	276,378
Methode Electronics, Inc.	23,600	159,064
MTS Systems Corp.	13,800	367,632
Multi-Fineline Electronix, Inc.*^	15,550	181,779

	Number of Shares	Value (Note 1)
Newport Corp.*^	28,200	$191,196
OSI Systems, Inc.*^	26,800	371,180
Park Electrochemical Corp.^	22,800	432,288
PC Connection, Inc.*	500	2,560
PC Mall, Inc.*	1,500	6,015
Plexus Corp.*	32,300	547,485
RadiSys Corp.*^	23,100	127,743
Rofin-Sinar Technologies, Inc.*^	23,300	479,514
Rogers Corp.*^	14,100	391,557
Sanmina-SCI Corp.*	329,600	154,912
Scansource, Inc.*^	21,100	406,597
SMART Modular Technologies (WWH), Inc.*^	101,900	156,926
SYNNEX Corp.*^	10,800	122,364
Technitrol, Inc.	30,800	107,184
TTM Technologies, Inc.*	24,500	127,645
Universal Display Corp.*^	18,000	170,100
Zygo Corp.*	23,100	159,621

		11,524,471

Internet Software & Services (1.9%)
Ariba, Inc.*	62,712	452,153
Art Technology Group, Inc.*^	80,000	154,400
AsiaInfo Holdings, Inc.*	29,600	350,464
Bankrate, Inc.*^	10,000	380,000
Chordiant Software, Inc.*	900	2,394
comScore, Inc.*^	16,800	214,200
Constant Contact, Inc.*	12,600	166,950
DealerTrack Holdings, Inc.*	35,300	419,717
Dice Holdings, Inc.*^	67,672	276,102
Digital River, Inc.*^	29,100	721,680
DivX, Inc.*	22,400	117,152
EarthLink, Inc.*	81,400	550,264
GSI Commerce, Inc.*^	14,600	153,592
InfoSpace, Inc.	21,700	163,835
Internap Network Services Corp.*^	88,100	220,250
Internet Brands, Inc., Class A*^	35,886	208,856
Internet Capital Group, Inc.*^	34,900	190,205
Interwoven, Inc.*	36,900	464,940
j2 Global Communications, Inc.*	34,800	697,392
Keynote Systems, Inc.*	700	5,397
Knot, Inc.*^	21,900	182,208
Limelight Networks, Inc.*	68,699	168,313
Liquidity Services, Inc.*^	20,400	169,932
LoopNet, Inc.*^	26,100	178,002
Marchex, Inc., Class B	26,400	153,912
MercadoLibre, Inc.*^	15,800	259,278
ModusLink Global Solutions, Inc.*	30,300	87,567
Move, Inc.*	161,900	259,040
NIC, Inc.	41,400	190,440
Omniture, Inc.*^	48,896	520,253
Perficient, Inc.*^	34,600	165,388
Rackspace Hosting, Inc.*^	45,200	243,176
RealNetworks, Inc.*^	101,900	359,707
S1 Corp.*	39,700	313,233
SAVVIS, Inc.*^	23,300	160,537
SonicWALL, Inc.*	35,700	142,086
SupportSoft, Inc.*	2,300	5,129
Switch & Data Facilities Co., Inc.*^	41,000	302,990
TechTarget, Inc.*	70,200	303,264
Terremark Worldwide, Inc.*^	40,710	158,362
TheStreet.com, Inc.	1,400	4,060
United Online, Inc.^	54,183	328,891
ValueClick, Inc.*	74,050	506,502
Vignette Corp.*	22,080	207,773

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
VistaPrint Ltd.*	34,600	$643,906
Vocus, Inc.*	10,000	182,100
Websense, Inc.*	35,300	528,441

		12,634,433

IT Services (1.8%)
Acxiom Corp.	50,600	410,366
CACI International, Inc., Class A*	25,700	1,158,813
Cass Information Systems, Inc.	5,800	176,668
China Information Security Technology, Inc.*^	43,300	155,880
CIBER, Inc.*	43,500	209,235
CSG Systems International, Inc.*^	28,300	494,401
Cybersource Corp.*^	53,500	641,465
Euronet Worldwide, Inc.*^	39,000	452,790
ExlService Holdings, Inc.*^	18,100	155,117
Forrester Research, Inc.*	13,200	372,372
Gartner, Inc.*^	46,389	827,116
Gevity HR, Inc.^	21,100	31,861
Global Cash Access Holdings, Inc.*^	51,500	114,330
Hackett Group, Inc.*	3,200	9,344
Heartland Payment Systems, Inc.^	20,900	365,750
iGATE Corp.*	25,800	167,958
infoGROUP, Inc.^	58,000	274,920
Integral Systems, Inc.*	12,696	152,987
ManTech International Corp., Class A*	16,100	872,459
MAXIMUS, Inc.^	15,100	530,161
NCI, Inc., Class A*	12,100	364,573
Ness Technologies, Inc.*	26,400	112,992
Online Resources Corp.*	13,900	65,886
Perot Systems Corp., Class A*^	80,600	1,101,802
RightNow Technologies, Inc.*	22,950	177,403
Safeguard Scientifics, Inc.*	136,800	94,392
Sapient Corp.*	68,900	305,916
SRA International, Inc., Class A*	33,100	570,975
Syntel, Inc.^	8,000	184,960
TeleTech Holdings, Inc.*	33,500	279,725
TNS, Inc.*	15,200	142,728
VeriFone Holdings, Inc.*^	53,600	262,640
Virtusa Corp.*^	900	5,076
Wright Express Corp.*^	30,400	383,040

		11,626,101

Semiconductors & Semiconductor Equipment (2.6%)
Actel Corp.*	15,700	184,004
Advanced Analogic Technologies, Inc.*^	71,900	217,138
Advanced Energy Industries, Inc.*	20,300	201,985
Amkor Technology, Inc.*^	67,700	147,586
ANADIGICS, Inc.*	42,600	63,048
Applied Micro Circuits Corp.*	37,700	148,161
Asyst Technologies, Inc.*	6,400	1,600
Atheros Communications, Inc.*^	50,600	724,086
ATMI, Inc.*^	35,720	551,160
AuthenTec, Inc.*^	6,800	11,356
Axcelis Technologies, Inc.*	271,900	138,669
Brooks Automation, Inc.*	60,702	352,679
Cabot Microelectronics Corp.*	18,600	484,902
Cavium Networks, Inc.*^	18,800	197,588
CEVA, Inc.*^	21,100	147,700
Cirrus Logic, Inc.*^	50,800	136,144
Cohu, Inc.	21,200	257,580
Cymer, Inc.*^	23,800	521,458
Diodes, Inc.*^	24,075	145,894
DSP Group, Inc.*^	22,800	182,856

	Number of Shares	Value (Note 1)
Emcore Corp.*^	170,000	$221,000
Entegris, Inc.*	63,835	139,799
Entropic Communications, Inc.*	13,100	6,550
Exar Corp.*^	27,797	185,406
FEI Co.*^	28,644	540,226
FormFactor, Inc.*^	48,200	703,720
Hittite Microwave Corp.*^	15,300	450,738
IXYS Corp.	24,000	198,240
Kopin Corp.*	91,600	186,864
Kulicke & Soffa Industries, Inc.*^	144,700	245,990
Lattice Semiconductor Corp.*	91,900	138,769
LTX-Credence Corp.*	39,700	10,719
Mattson Technology, Inc.*^	67,700	95,457
Micrel, Inc.^	30,900	225,879
Microsemi Corp.*^	66,972	846,526
Microtune, Inc.*	112,300	229,092
MIPS Technologies, Inc.*^	30,700	34,077
MKS Instruments, Inc.*	39,100	578,289
Monolithic Power Systems, Inc.*^	17,800	224,458
Netlogic Microsystems, Inc.*^	13,200	290,532
NVE Corp.*	300	7,839
OmniVision Technologies, Inc.*	44,000	231,000
Pericom Semiconductor Corp.*	500	2,740
Photronics, Inc.*^	30,000	58,500
PLX Technology, Inc.*	1,100	1,892
PMC-Sierra, Inc.*	169,600	824,256
Power Integrations, Inc.^	23,800	473,144
RF Micro Devices, Inc.*^	202,261	157,763
Rubicon Technology, Inc.*	6,100	25,986
Rudolph Technologies, Inc.*	2,700	9,531
Semitool, Inc.*	36,700	111,935
Semtech Corp.*	48,400	545,468
Sigma Designs, Inc.*	16,500	156,750
Silicon Image, Inc.*	45,500	191,100
Silicon Storage Technology, Inc.*	64,500	147,705
SiRF Technology Holdings, Inc.*^	156,800	200,704
Skyworks Solutions, Inc.*^	132,000	731,280
Spansion, Inc., Class A*^	383,700	72,634
Standard Microsystems Corp.*	16,500	269,610
Supertex, Inc.*	8,200	196,882
Techwell, Inc.*	600	3,900
Tessera Technologies, Inc.*	37,900	450,252
Transmeta Corp.*^	10,100	183,820
Trident Microsystems, Inc.*	43,800	82,782
TriQuint Semiconductor, Inc.*	100,400	345,376
Ultratech, Inc.*^	14,500	173,420
Veeco Instruments, Inc.*	54,100	342,994
Volterra Semiconductor Corp.*^	21,600	154,440
Zoran Corp.*	39,700	271,151

		16,792,779

Software (4.0%)
ACI Worldwide, Inc.*^	27,800	442,020
Actuate Corp.*	54,900	162,504
Advent Software, Inc.*^	13,900	277,583
American Software, Inc., Class A	1,100	5,170
ArcSight, Inc.*	27,200	217,872
Blackbaud, Inc.^	35,198	475,173
Blackboard, Inc.*^	29,900	784,277
Bottomline Technologies, Inc.*^	36,100	256,310
Callidus Software, Inc.*^	1,100	3,289
Commvault Systems, Inc.*	33,500	449,235
Concur Technologies, Inc.*^	36,800	1,207,776
Deltek, Inc.*	22,100	102,544
DemandTec, Inc.*	22,200	179,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Digimarc Corp.*^	20,300	$203,406
Double-Take Software, Inc.*	1,400	12,558
Ebix, Inc.*	7,200	172,080
Entrust, Inc.*	1,300	2,054
Epicor Software Corp.*^	36,100	173,280
EPIQ Systems, Inc.*^	28,600	477,906
Fair Isaac Corp.	38,100	642,366
FalconStor Software, Inc.*	68,900	191,542
Guidance Software, Inc.*	800	3,264
i2 Technologies, Inc.*^	21,800	139,302
Informatica Corp.*^	69,400	952,862
Interactive Intelligence, Inc.*	22,600	144,866
Jack Henry & Associates, Inc.^	63,700	1,236,417
JDA Software Group, Inc.*	16,000	210,080
Kenexa Corp.*^	46,800	373,464
Lawson Software, Inc.*	104,200	493,908
Macrovision Solutions Corp.*^	64,703	818,493
Magma Design Automation, Inc.*^	2,100	2,142
Manhattan Associates, Inc.*^	20,400	322,524
Mentor Graphics Corp.*	71,200	368,104
Micros Systems, Inc.*	69,400	1,132,608
MicroStrategy, Inc., Class A*^	6,400	237,632
Monotype Imaging Holdings, Inc.*^ .	18,300	106,140
MSC.Software Corp.*	35,200	235,136
Net 1 UEPS Technologies, Inc.*^	42,600	583,620
NetScout Systems, Inc.*^	18,300	157,746
NetSuite, Inc.*^	17,100	144,324
OpenTV Corp., Class A*^	143,200	176,136
Parametric Technology Corp.*	98,140	1,241,471
Pegasystems, Inc.	15,200	187,872
Phoenix Technologies Ltd.*^	5,000	17,500
Progress Software Corp.*	32,600	627,876
PROS Holdings, Inc.*	1,500	8,625
QAD, Inc.	25,700	107,683
Quality Systems, Inc.^	13,700	597,594
Quest Software, Inc.*	65,500	824,645
Radiant Systems, Inc.*	51,400	173,218
Renaissance Learning, Inc.	14,459	129,987
Smith Micro Software, Inc.*^	22,900	127,324
Solera Holdings, Inc.*	40,500	976,050
Sonic Solutions, Inc.*^	9,600	16,896
Sourcefire, Inc.*	600	3,360
SPSS, Inc.*^	14,500	390,920
SuccessFactors, Inc.*^	22,900	131,446
Sybase, Inc.*^	65,560	1,623,921
Symyx Technologies, Inc.*	51,872	308,120
Synchronoss Technologies, Inc.*^	14,700	156,702
Take-Two Interactive Software, Inc.*	60,300	455,868
Taleo Corp., Class A*	18,700	146,421
TeleCommunication Systems, Inc., Class A*	40,300	346,177
THQ, Inc.*	41,425	173,571
TIBCO Software, Inc.*	144,600	750,474
TiVo, Inc.*^	77,990	558,408
Tyler Technologies, Inc.*^	29,800	357,004
Ultimate Software Group, Inc.*^	18,900	275,940
Unica Corp.*	500	2,740
VASCO Data Security International, Inc.*	21,100	217,963
Wind River Systems, Inc.*^	56,500	510,195

		25,722,838

Total Information Technology		99,970,587

	Number of Shares	Value (Note 1)
Materials (3.6%)
Chemicals (1.7%)
A. Schulman, Inc.	22,400	$380,800
American Vanguard Corp.	16,500	193,050
Arch Chemicals, Inc.^	19,400	505,758
Balchem Corp.^	15,000	373,650
Calgon Carbon Corp.*	46,200	709,632
Ferro Corp.	34,600	243,930
Flotek Industries, Inc.*^	19,000	47,880
GenTek, Inc.*	14,300	215,215
H.B. Fuller Co.	39,200	631,512
ICO, Inc.*^	46,400	146,624
Innophos Holdings, Inc.	9,000	178,290
Innospec, Inc.	24,800	146,072
Koppers Holdings, Inc.^	16,300	352,406
Landec Corp.*	35,400	232,932
LSB Industries, Inc.*	39,600	329,472
Minerals Technologies, Inc	15,600	638,040
NewMarket Corp.	9,600	335,136
NL Industries, Inc.^	14,100	188,940
Olin Corp.^	58,632	1,060,067
OM Group, Inc.*^	23,900	504,529
Penford Corp.	25,400	257,048
PolyOne Corp.*^	107,300	337,995
Quaker Chemical Corp.^	9,900	162,855
Rockwood Holdings, Inc.*	27,920	301,536
Sensient Technologies Corp.^	40,900	976,692
ShengdaTech, Inc.*	30,500	107,360
Solutia, Inc.*^	74,044	333,198
Spartech Corp.	19,000	118,940
Stepan Co.^	4,700	220,853
W.R. Grace & Co.*	61,600	367,752
Westlake Chemical Corp.^	12,300	200,367
Zep, Inc.	16,962	327,536
Zoltek Cos., Inc.*^	14,400	129,456

		11,255,523

Construction Materials (0.2%)
Headwaters, Inc.*^	26,100	176,175
Texas Industries, Inc.^	23,500	810,750
U.S. Concrete, Inc.*	1,500	5,040
United States Lime & Minerals, Inc.*^	4,700	112,565

		1,104,530

Containers & Packaging (0.4%)
AEP Industries, Inc.*	8,600	151,188
Boise, Inc.*	6,200	2,666
Bway Holding Co.*	500	3,980
Graphic Packaging Holding Co.*	217,100	247,494
Myers Industries, Inc.	17,900	143,200
Rock-Tenn Co., Class A	30,300	1,035,654
Silgan Holdings, Inc.	19,800	946,638

		2,530,820

Metals & Mining (1.0%)
A.M. Castle & Co.^	16,100	174,363
Allied Nevada Gold Corp.*	43,600	220,616
AMCOL International Corp.^	20,500	429,475
Apex Silver Mines Ltd.*^	173,200	169,736
Brush Engineered Materials, Inc.*^	11,600	147,552
Coeur d’Alene Mines Corp.*^	470,700	414,216
Compass Minerals International, Inc.^	26,800	1,572,088
General Moly, Inc.*	43,300	51,094
General Steel Holdings, Inc.*^	18,100	71,314
Haynes International, Inc.*^	9,200	226,504
Hecla Mining Co.*^	144,800	405,440
Horsehead Holding Corp.*	30,900	145,230

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Kaiser Aluminum Corp.	12,000	$270,240
Olympic Steel, Inc.	9,600	195,552
Royal Gold, Inc.	25,000	1,230,250
RTI International Metals, Inc.*^	16,200	231,822
Stillwater Mining Co.*^	4,400	21,736
Sutor Technology Group Ltd.*	2,200	5,082
Universal Stainless & Alloy Products, Inc.*	500	7,245
Worthington Industries, Inc.	50,400	555,408

		6,544,963

Paper & Forest Products (0.3%)
AbitibiBowater, Inc.*	142,660	67,050
Buckeye Technologies, Inc.*	30,400	110,656
Clearwater Paper Corp.*^	8,824	74,031
Deltic Timber Corp.	7,500	343,125
Glatfelter	35,900	333,870
KapStone Paper and Packaging Corp.*	1,200	2,856
Louisiana-Pacific Corp.^	64,100	99,996
Mercer International, Inc.*	1,300	2,496
Neenah Paper, Inc.^	36,100	319,124
Schweitzer-Mauduit International, Inc.^	12,100	242,242
Verso Paper Corp.	2,000	2,060
Wausau Paper Corp.^	37,600	430,144

		2,027,650

Total Materials		23,463,486

Telecommunication Services (1.2%)
Diversified Telecommunication Services (0.9%)
Alaska Communications Systems Group, Inc.^	34,700	325,486
Atlantic Tele-Network, Inc.^	7,000	185,850
Cbeyond, Inc.*^	14,900	238,102
Cincinnati Bell, Inc.*	201,100	388,123
Cogent Communications Group, Inc.*^	40,000	261,200
Consolidated Communications Holdings, Inc.^	14,400	171,072
FairPoint Communications, Inc.^	51,900	170,232
General Communication, Inc., Class A*^	41,150	332,903
Global Crossing Ltd.*^	19,300	153,242
Globalstar, Inc.*	41,900	8,380
Hungarian Telephone & Cable Corp.*	9,700	83,420
iBasis, Inc.*	84,200	118,722
IDT Corp., Class B*^	2,300	920
Iowa Telecommunications Services, Inc.^	25,900	369,852
NTELOS Holdings Corp.	22,800	562,248
PAETEC Holding Corp.*^	126,530	182,203
Premiere Global Services, Inc.*	48,500	417,585
Shenandoah Telecommunications Co.	19,100	535,755
tw telecom, Inc.*^	136,850	1,159,120
Vonage Holdings Corp.*^	136,200	89,892

		5,754,307

Wireless Telecommunication Services (0.3%)
Centennial Communications Corp.*	52,800	425,568
FiberTower Corp.*	228,600	36,576
ICO Global Communications Holdings Ltd.*	93,100	105,203
iPCS, Inc.*	59,300	406,798
Syniverse Holdings, Inc.*	41,600	496,704
TerreStar Corp.*^	55,600	22,240
USA Mobility, Inc.*	18,500	214,045

	Number of Shares	Value (Note 1)
Virgin Mobile USA, Inc., Class A*	4,500	$3,780

		1,710,914

Total Telecommunication Services		7,465,221

Utilities (4.3%)
Electric Utilities (1.7%)
Allete, Inc.	20,500	661,535
Central Vermont Public Service Corp.^	8,600	205,196
Cleco Corp.^	51,300	1,171,179
El Paso Electric Co.*	35,100	634,959
Empire District Electric Co.^	26,500	466,400
IDACORP, Inc.^	38,500	1,133,825
ITC Holdings Corp.	40,950	1,788,696
MGE Energy, Inc.^	17,000	561,000
Portland General Electric Co.^	53,283	1,037,420
UIL Holdings Corp.^	20,400	612,612
Unisource Energy Corp.	27,300	801,528
Westar Energy, Inc.	86,717	1,778,566

		10,852,916

Gas Utilities (1.5%)
Chesapeake Utilities Corp.	9,300	292,764
Laclede Group, Inc.^	17,700	829,068
New Jersey Resources Corp.	35,725	1,405,779
Nicor, Inc.	37,400	1,299,276
Northwest Natural Gas Co.^	22,500	995,175
Piedmont Natural Gas Co.	60,733	1,923,414
South Jersey Industries, Inc.	25,400	1,012,190
Southwest Gas Corp.	40,200	1,013,844
WGL Holdings, Inc.	40,900	1,337,021

		10,108,531

Independent Power Producers & Energy Traders (0.1%)
Ormat Technologies, Inc.^	14,500	462,115
Synthesis Energy Systems, Inc.*	1,800	1,224
US Geothermal, Inc.*	2,100	1,743

		465,082

Multi-Utilities (0.6%)
Avista Corp.^	41,600	806,208
Black Hills Corp.^	30,100	811,496
CH Energy Group, Inc.	12,400	637,236
NorthWestern Corp.	33,197	779,133
PNM Resources, Inc.^	69,950	705,096

		3,739,169

Water Utilities (0.4%)
American States Water Co.^	13,500	445,230
Cadiz, Inc.*^	17,700	221,427
California Water Service Group	16,200	752,166
Connecticut Water Service, Inc.^	12,200	288,042
Consolidated Water Co., Inc.^	10,200	127,500
Middlesex Water Co.^	17,500	301,525
SJW Corp.^	10,900	326,346
Southwest Water Co.^	58,800	189,336

		2,651,572

Total Utilities		27,817,270

Total Common Stocks (98.5%) (Cost $860,012,839)		637,897,957

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (0.2%)
U.S. Treasury Bills
0.02%, 2/26/09 (p)	$1,455,000	$1,454,947

Short-Term Investments of Cash Collateral for Securities Loaned (26.0%)
Banco de Sabadell S.A.
3.87%, 4/23/09 (l)	5,000,000	4,976,085
Bank of Montreal/Chicago
2.11%, 3/12/09 (l)	15,000,000	15,002,745
Bear Stearns Cos., Inc.
0.17%, 3/23/09 (l)	5,000,000	4,982,005
Comerica Bank
4.77%, 1/12/09 (l)	5,000,280	5,000,280
0.62%, 6/19/09 (l)	5,000,233	4,780,057
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09 (r)(v)	87,934,805	87,934,805
Links Finance LLC
0.37%, 6/22/09 (l)	14,998,138	14,866,649
Monumental Global Funding II
0.40%, 3/26/10 (l)	3,000,000	2,711,811
0.43%, 5/26/10 (l)	2,000,000	1,720,000
Pricoa Global Funding I
0.41%, 12/15/09 (l)	7,000,000	6,484,919
Tango Finance Corp.
0.37%, 6/25/09 (l)	9,998,205	9,939,006
Wells Fargo & Co.
0.17%, 8/3/09 (l)	10,000,000	9,742,060

Total Short-Term Investments of Cash Collateral for Securities Loaned		168,140,422

Time Deposit (1.0%)
JP Morgan Chase Nassau
0.001%, 1/2/09	6,192,076	6,192,076

Total Short-Term Investments (27.2%) (Cost/Amortized Cost $177,578,736)		175,787,445

Total Investments (125.7%) (Cost/Amortized Cost $1,037,591,575)		813,685,402
Other Assets Less Liabilities (-25.7%)		(166,403,185)

Net Assets (100%)		$647,282,217

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(p)	Yield to maturity.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% – 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% – 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% – 11.500%, maturing 2/15/13 – 12/20/38.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

At December 31, 2008 the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2008	Unrealized Appreciation
Purchase
Russell 2000 E-Mini Index	116	March-09	$5,465,052	$5,775,640	$310,588

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$ 637,897,957	$ 175,787,445	$ —	$ 813,685,402
Other Investments*	310,588	—	—	310,588

Total	$ 638,208,545	$ 175,787,445	$ —	$ 813,995,990

Liabilities
Investments in Securities	$ —	$ —	$ —	$ —
Other Investments*	—	—	—	—

Total	$ —	$ —	$ —	$ —

* Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$429,602,174
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$319,430,791

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$42,270,551
Aggregate gross unrealized depreciation	(281,090,427)

Net unrealized depreciation	$(238,819,876)

Federal income tax cost of investments	$1,052,505,278

At December 31, 2008, the Portfolio had loaned securities with a total value of $169,952,967. This was secured by collateral of $169,931,660 which was received as cash and subsequently invested in short-term investments currently value at $168,140,422, as reported in the portfolio of investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (9.6%)
Hotels, Restaurants & Leisure (1.4%)
Wynn Resorts Ltd.*	3,500	$147,910
Yum! Brands, Inc.	155,200	4,888,800

		5,036,710

Internet & Catalog Retail (4.1%)
Amazon.com, Inc.*	227,600	11,671,328
Expedia, Inc.*	139,512	1,149,579
priceline.com, Inc.*	18,900	1,391,985

		14,212,892

Media (2.7%)
McGraw-Hill Cos., Inc.	289,800	6,720,462
Shaw Communications, Inc., Class B	163,800	2,895,984

		9,616,446

Specialty Retail (0.5%)
TJX Cos., Inc.	82,000	1,686,740

Textiles, Apparel & Luxury Goods (0.9%)
NIKE, Inc., Class B	59,300	3,024,300

Total Consumer Discretionary		33,577,088

Consumer Staples (9.4%)
Beverages (2.8%)
Coca-Cola Co.	66,100	2,992,347
PepsiCo, Inc.	125,900	6,895,543

		9,887,890

Food & Staples Retailing (2.8%)
Costco Wholesale Corp.	82,600	4,336,500
CVS Caremark Corp.	117,300	3,371,202
SYSCO Corp.	83,300	1,910,902

		9,618,604

Food Products (2.1%)
Groupe Danone S.A.	58,419	3,525,879
Nestle S.A. (Registered)	97,850	3,856,520

		7,382,399

Household Products (1.7%)
Procter & Gamble Co.	97,400	6,021,268

Total Consumer Staples		32,910,161

Energy (7.5%)
Energy Equipment & Services (3.0%)
Baker Hughes, Inc.	9,000	288,630
Cameron International Corp.*	61,700	1,264,850
Schlumberger Ltd.	162,700	6,887,091
Smith International, Inc.	85,800	1,963,962

		10,404,533

Oil, Gas & Consumable Fuels (4.5%)
Chevron Corp.	32,100	2,374,437
EOG Resources, Inc.	40,600	2,703,148
Exxon Mobil Corp.	99,000	7,903,170
Petroleo Brasileiro S.A. (ADR)	140,800	2,873,728

		15,854,483

Total Energy		26,259,016

Financials (2.8%)
Capital Markets (2.3%)
BlackRock, Inc.	11,300	1,515,895
Franklin Resources, Inc.	28,600	1,824,108
Goldman Sachs Group, Inc.	24,400	2,059,116
Northern Trust Corp.	27,100	1,412,994

	Number of Shares	Value (Note 1)
State Street Corp.	37,800	$1,486,674

		8,298,787

Diversified Financial Services (0.5%)
Moody’s Corp.	83,500	1,677,515

Total Financials		9,976,302

Health Care (25.8%)
Biotechnology (7.0%)
Amgen, Inc.*	37,700	2,177,175
Celgene Corp.*	42,900	2,371,512
Genentech, Inc.*	94,500	7,834,995
Gilead Sciences, Inc.*	235,000	12,017,900

		24,401,582

Health Care Equipment & Supplies (7.2%)
Alcon, Inc.	27,300	2,434,887
Baxter International, Inc.	48,900	2,620,551
Becton, Dickinson & Co.	53,000	3,624,670
Covidien Ltd.	101,700	3,685,608
Dentsply International, Inc.	42,500	1,200,200
Intuitive Surgical, Inc.*	6,200	787,338
Medtronic, Inc.	190,200	5,976,084
St. Jude Medical, Inc.*	74,200	2,445,632
Stryker Corp.	60,700	2,424,965

		25,199,935

Health Care Providers & Services (7.7%)
Aetna, Inc.	118,800	3,385,800
Express Scripts, Inc.*	82,100	4,513,858
Humana, Inc.*	22,000	820,160
McKesson Corp.	58,900	2,281,197
Medco Health Solutions, Inc.*	234,500	9,827,895
WellPoint, Inc.*	149,800	6,311,074

		27,139,984

Pharmaceuticals (3.9%)
Allergan, Inc.	105,700	4,261,824
Elan Corp. plc (ADR)*	180,500	1,083,000
Novo Nordisk A/S, Class B	24,500	1,246,790
Teva Pharmaceutical Industries Ltd. (ADR)	39,000	1,660,230
Wyeth	147,100	5,517,721

		13,769,565

Total Health Care		90,511,066

Industrials (6.4%)
Aerospace & Defense (0.2%)
General Dynamics Corp.	13,200	760,188

Air Freight & Logistics (1.7%)
Expeditors International of Washington, Inc.	105,500	3,509,985
United Parcel Service, Inc., Class B	45,800	2,526,328

		6,036,313

Machinery (4.3%)
Danaher Corp.	216,300	12,244,743
Deere & Co.	68,600	2,628,752

		14,873,495

Road & Rail (0.2%)
Union Pacific Corp.	13,700	654,860

Total Industrials		22,324,856

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Information Technology (28.1%)
Communications Equipment (5.1%)
Cisco Systems, Inc.*	306,700	$4,999,210
Juniper Networks, Inc.*	146,700	2,568,717
QUALCOMM, Inc.	205,900	7,377,397
Research In Motion Ltd.*	76,600	3,108,428

		18,053,752

Computers & Peripherals (4.4%)
Apple, Inc.*	146,200	12,478,170
Dell, Inc.*	141,300	1,446,912
EMC Corp.*	129,500	1,355,865

		15,280,947

Electronic Equipment, Instruments & Components (0.7%)
Dolby Laboratories, Inc., Class A*	78,000	2,555,280

Internet Software & Services (4.6%)
Google, Inc., Class A*	33,500	10,306,275
Tencent Holdings Ltd.	288,600	1,878,855
VeriSign, Inc.*	207,500	3,959,100

		16,144,230

IT Services (5.0%)
Accenture Ltd., Class A	190,400	6,243,216
Automatic Data Processing, Inc.	127,100	5,000,114
Fiserv, Inc.*	61,600	2,240,392
Mastercard, Inc., Class A	300	42,879
Redecard S.A.	48,000	535,196
Visa, Inc., Class A	900	47,205
Western Union Co.	237,200	3,401,448

		17,510,450

Semiconductors & Semiconductor Equipment (1.5%)
Broadcom Corp., Class A*	49,200	834,924
Intel Corp.	114,100	1,672,706
Marvell Technology Group Ltd.*	392,300	2,616,641

		5,124,271

Software (6.8%)
Adobe Systems, Inc.*	59,300	1,262,497
Autodesk, Inc.*	148,400	2,916,060
Electronic Arts, Inc.*	64,800	1,039,392
McAfee, Inc.*	79,200	2,737,944
Microsoft Corp.	448,000	8,709,120
Nintendo Co., Ltd.	11,600	4,456,660
Salesforce.com, Inc.*	79,400	2,541,594

		23,663,267

Total Information Technology		98,332,197

Materials (2.4%)
Chemicals (1.8%)
Monsanto Co.	24,000	1,688,400
Praxair, Inc.	79,400	4,713,184

		6,401,584

Metals & Mining (0.6%)
BHP Billiton Ltd.	99,700	2,099,814

Total Materials		8,501,398

Telecommunication Services (4.7%)
Wireless Telecommunication Services (4.7%)
American Tower Corp., Class A*	204,000	5,981,280
Crown Castle International Corp.*	305,500	5,370,690
Leap Wireless International, Inc.*	68,822	1,850,624

	Number of Shares	Value (Note 1)
MetroPCS Communications, Inc.*	227,100	$3,372,435

Total Telecommunication Services		16,575,029

Total Common Stocks (96.7%) (Cost $469,694,672)		338,967,113

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (3.2%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $11,200,490)	$11,200,490	11,200,490

Total Investments (99.9%) (Cost/Amortized Cost $480,895,162)		350,167,603
Other Assets Less Liabilities (0.1%)		236,444

Net Assets (100%)		$350,404,047

*	Non-income producing.

Glossary:

ADR—    American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$321,367,399	$28,800,204	$—	$350,167,603
Other Investments*	—	—	—	—

Total	$321,367,399	$28,800,204	$—	$350,167,603

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

* Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$287,692,384
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$266,735,819

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,403,800
Aggregate gross unrealized depreciation	(138,287,204)

Net unrealized depreciation	$(131,883,404)

Federal income tax cost of investments	$482,051,007

For the year ended December 31, 2008, the Portfolio incurred approximately $2,914 as brokerage commissions with Exane S.A. and $3,010 as brokerage commissions with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $117,707,821 of which $36,616,290 expires in the year 2011, $17,890,565 expires in the year 2012, and $63,200,966 expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.7%)
Auto Components (0.5%)
Compagnie Generale des Etablissements Michelin, Class B	34,890	$1,829,430
NOK Corp.	116,996	826,124

		2,655,554

Automobiles (2.5%)
Bayerische Motoren Werke (BMW) AG	136,860	4,206,920
Harley-Davidson, Inc.	109,860	1,864,324
Hyundai Motor Co.	70,096	2,256,506
Toyota Motor Corp.	139,600	4,569,503

		12,897,253

Hotels, Restaurants & Leisure (0.6%)
Accor S.A.	41,830	2,058,447
Compass Group plc	209,510	1,039,675

		3,098,122

Internet & Catalog Retail (0.3%)
Expedia, Inc.*	194,080	1,599,219

Media (9.5%)
British Sky Broadcasting Group plc	270,480	1,881,911
Comcast Corp., Class A	20,940	353,467
Comcast Corp., Special Class A	513,640	8,295,286
Focus Media Holding Ltd. (ADR)*	108,810	989,083
News Corp., Class A	861,260	7,828,853
Pearson plc	548,973	5,094,768
Reed Elsevier N.V.	296,287	3,490,880
Time Warner, Inc.	854,580	8,597,075
Viacom, Inc., Class B*	198,180	3,777,311
Vivendi S.A.	261,150	8,502,437
Walt Disney Co.	21,610	490,331

		49,301,402

Multiline Retail (0.4%)
Target Corp.	60,260	2,080,778

Specialty Retail (1.9%)
Chico’s FAS, Inc.*	500,000	2,090,000
Home Depot, Inc.	41,180	947,964
Inditex S.A.	25,890	1,144,373
Kingfisher plc	1,831,260	3,581,445
USS Co., Ltd.	40,380	2,136,502

		9,900,284

Total Consumer Discretionary		81,532,612

Consumer Staples (1.5%)
Food & Staples Retailing (0.6%)
Tesco plc	597,810	3,114,537

Food Products (0.9%)
Nestle S.A. (Registered)	92,620	3,650,393
Premier Foods plc	1,893,680	834,020

		4,484,413

Total Consumer Staples		7,598,950

Energy (7.5%)
Energy Equipment & Services (0.5%)
Aker Solutions ASA	148,890	984,297
SBM Offshore N.V.	111,854	1,465,752

		2,450,049

Oil, Gas & Consumable Fuels (7.0%)
BP plc	1,090,448	8,355,324

	Number of Shares	Value (Note 1)
El Paso Corp.	396,090	$3,101,385
ENI S.p.A	284,402	6,739,160
Gazprom OAO (ADR)	93,700	1,335,225
Royal Dutch Shell plc, Class B	308,099	7,754,089
Total S.A.	170,900	9,317,075

		36,602,258

Total Energy		39,052,307

Financials (9.4%)
Capital Markets (0.3%)
UBS AG (Registered)*	120,000	1,740,456

Commercial Banks (3.9%)
HSBC Holdings plc	624,928	5,998,869
ICICI Bank Ltd. (ADR)	59,290	1,141,332
Intesa Sanpaolo S.p.A	1,151,905	4,149,086
KB Financial Group, Inc. (ADR)*	60,000	1,572,000
Mitsubishi UFJ Financial Group, Inc.	315,900	1,960,135
Royal Bank of Scotland Group plc	1,210,511	875,091
Shinsei Bank Ltd.	314,000	496,314
Sumitomo Mitsui Financial Group, Inc.†	279	1,157,242
UniCredit S.p.A	1,109,877	2,763,092

		20,113,161

Consumer Finance (0.4%)
American Express Co.	95,090	1,763,920

Diversified Financial Services (1.0%)
Bank of America Corp.	76,610	1,078,669
ING Groep N.V. (CVA)	304,220	3,180,069
JPMorgan Chase & Co.	33,770	1,064,768

		5,323,506

Insurance (3.3%)
ACE Ltd.	50,360	2,665,051
Aviva plc	771,060	4,364,550
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	14,010	2,201,631
Old Mutual plc	1,299,000	1,037,805
Progressive Corp.	265,720	3,935,313
Standard Life plc(b)§	314,150	921,161
Torchmark Corp.	46,620	2,083,914

		17,209,425

Real Estate Management & Development (0.5%)
Cheung Kong Holdings Ltd.	139,000	1,325,220
Swire Pacific Ltd., Class A	190,000	1,317,424

		2,642,644

Total Financials		48,793,112

Health Care (17.0%)
Biotechnology (3.1%)
Amgen, Inc.*	279,790	16,157,872

Health Care Equipment & Supplies (2.3%)
Boston Scientific Corp.*	671,450	5,197,023
Covidien Ltd.	165,720	6,005,693
Olympus Corp.	46,000	923,717

		12,126,433

Health Care Providers & Services (1.4%)
Quest Diagnostics, Inc.	134,280	6,970,475

Pharmaceuticals (10.2%)
Abbott Laboratories, Inc.	33,890	1,808,709
Bristol-Myers Squibb Co.	63,900	1,485,675

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
GlaxoSmithKline plc	537,160	$9,972,050
Merck & Co., Inc.	125,080	3,802,432
Merck KGaA	39,550	3,595,790
Novartis AG (Registered)	195,320	9,786,409
Pfizer, Inc.	610,410	10,810,361
Roche Holding AG	16,480	2,536,827
Sanofi-Aventis S.A.	146,490	9,304,156

		53,102,409

Total Health Care		88,357,189

Industrials (11.5%)
Aerospace & Defense (0.3%)
BAE Systems plc	212,800	1,159,814
Empresa Brasileira de Aeronautica S.A. (ADR)	23,460	380,286

		1,540,100

Air Freight & Logistics (3.8%)
Deutsche Post AG (Registered)	294,000	4,973,895
FedEx Corp.	93,460	5,995,459
United Parcel Service, Inc., Class B	158,690	8,753,341

		19,722,695

Commercial Services & Supplies (0.8%)
Pitney Bowes, Inc.	133,870	3,411,007
Rentokil Initial plc	1,170,680	749,166

		4,160,173

Industrial Conglomerates (4.8%)
General Electric Co.	485,180	7,859,916
Koninklijke Philips Electronics N.V.	201,430	3,917,610
Siemens AG (Registered)	109,860	8,228,570
Tyco International Ltd.	244,150	5,273,640

		25,279,736

Machinery (0.6%)
Ebara Corp.	1,012,000	2,339,199
Pentair, Inc.	23,670	560,269

		2,899,468

Professional Services (0.9%)
Adecco S.A. (Registered)	77,840	2,642,045
Randstad Holding N.V.	102,680	2,084,562

		4,726,607

Trading Companies & Distributors (0.3%)
Wolseley plc	269,700	1,503,732

Total Industrials		59,832,511

Information Technology (13.9%)
Communications Equipment (0.9%)
Cisco Systems, Inc.*	203,850	3,322,755
Telefonaktiebolaget LM Ericsson, Class B	186,110	1,427,372

		4,750,127

Computers & Peripherals (0.3%)
Seagate Technology	340,330	1,507,662

Electronic Equipment, Instruments & Components (1.4%)
Flextronics International Ltd.*	449,060	1,149,594
Fujifilm Holdings Corp.	100,500	2,211,800
Tyco Electronics Ltd.	244,150	3,957,671

		7,319,065

IT Services (2.6%)
Accenture Ltd., Class A	402,870	13,210,107

Office Electronics (0.4%)
Konica Minolta Holdings, Inc.	279,000	2,161,908

	Number of Shares	Value (Note 1)
Semiconductors & Semiconductor Equipment (2.6%)
Samsung Electronics Co., Ltd. (GDR)(b)§	38,750	$6,895,587
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	858,895	6,785,271

		13,680,858

Software (5.7%)
Microsoft Corp.	492,560	9,575,367
Oracle Corp.*	700,340	12,417,028
SAP AG	216,800	7,769,928

		29,762,323

Total Information Technology		72,392,050

Materials (1.1%)
Construction Materials (0.5%)
CRH plc (Dublin Exchange)	82,899	2,092,178
CRH plc (Turquoise Exchange)	26,000	657,939

		2,750,117

Paper & Forest Products (0.6%)
Stora Enso Oyj, Class R	78,530	613,024
Svenska Cellulosa AB, Class B	175,570	1,501,388
UPM-Kymmene Oyj	78,530	995,719

		3,110,131

Total Materials		5,860,248

Telecommunication Services (6.7%)
Diversified Telecommunication Services (4.4%)
France Telecom S.A.	291,260	8,146,889
Singapore Telecommunications Ltd.	3,295,000	5,866,815
Telefonica S.A.	206,503	4,628,863
Telekom Austria AG	292,070	4,221,602
Telenor ASA	50,360	337,002

		23,201,171

Wireless Telecommunication Services (2.3%)
Sprint Nextel Corp.*	976,670	1,787,306
Turkcell Iletisim Hizmet A/S (ADR).	188,310	2,745,560
Vodafone Group plc	3,670,810	7,389,757

		11,922,623

Total Telecommunication Services		35,123,794

Total Common Stocks (84.3%) (Cost $728,990,625)		438,542,773

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Government Securities (6.7%)
Federal Farm Credit Bank
0.01%, 1/2/09 (o)(p)	$10,000,000	9,999,994
Federal Home Loan Bank
0.00%, 1/2/09 (o)(p)	25,000,000	24,999,999

Total Government Securities		34,999,993

Time Deposits (8.9%)
Dresdner Bank
0.01%, 1/2/09	15,645,000	15,645,000
JP Morgan Chase Nassau
0.001%, 1/2/09	30,577,058	30,577,058

Total Time Deposits		46,222,058

Total Short-Term Investments (15.6%) (Cost/Amortized Cost $81,222,055)		81,222,051

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Total Investments (99.9%) (Cost/Amortized Cost $810,212,680)		$519,764,824
Other Assets Less Liabilities (0.1%)		713,243

Net Assets (100%)		$520,478,067

*	Non-income producing.
†	Securities (totaling $1,157,242 or 0.2% of net assets) at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $7,816,748 or 1.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2008.
(p)	Yield to maturity.

Glossary:

ADR —    American Depositary Receipt

CVA —    Dutch Certification

GDR —    Global Depositary Receipt

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•   Level 1 - Quoted prices in active markets for identical securities

•   Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$ 199,585,747	$319,021,835	$1,157,242	$519,764,824
Other Investments*	—	—	—	—

Total	$ 199,585,747	$319,021,835	$1,157,242	$519,764,824

Liabilities
Investments in Securities	$ —	$—	$—	$—
Other Investments*	—	—	—	—

Total	$ —	$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$—	$ —
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	1,157,242	—

Balance as of 12/31/08	$1,157,242	$ —

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets liabilities still held at period ending 12/31/08.	$(54,672)	$ —

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$253,498,774
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$52,289,102

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,736,191
Aggregate gross unrealized depreciation	(292,316,771)

Net unrealized depreciation	$(290,580,580)

Federal income tax cost of investments	$810,345,404

The Portfolio has a net capital loss carryforward of $27,529,602 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (15.5%)
Auto Components (2.5%)
BorgWarner, Inc.	58,200	$1,267,014
Johnson Controls, Inc.	87,300	1,585,368

		2,852,382

Hotels, Restaurants & Leisure (3.3%)
Carnival Corp.	64,300	1,563,776
Starbucks Corp.*	155,500	1,471,030
Starwood Hotels & Resorts Worldwide, Inc.	41,900	750,010

		3,784,816

Household Durables (1.1%)
Fortune Brands, Inc.	28,900	1,192,992

Media (6.0%)
Comcast Corp., Class A	205,400	3,467,152
Interpublic Group of Cos., Inc.*	204,400	809,424
News Corp., Class A	150,600	1,368,954
Omnicom Group, Inc.	46,400	1,249,088

		6,894,618

Multiline Retail (2.0%)
J.C. Penney Co., Inc.	59,800	1,178,060
Macy’s, Inc.	111,600	1,155,060

		2,333,120

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.*	31,900	662,563

Total Consumer Discretionary		17,720,491

Consumer Staples (4.4%)
Beverages (3.0%)
Constellation Brands, Inc., Class A*	66,800	1,053,436
PepsiCo, Inc.	43,000	2,355,110

		3,408,546

Food & Staples Retailing (1.4%)
SYSCO Corp.	73,200	1,679,208

Total Consumer Staples		5,087,754

Energy (11.6%)
Energy Equipment & Services (3.1%)
Baker Hughes, Inc.	51,200	1,641,984
Halliburton Co.	103,600	1,883,448

		3,525,432

Oil, Gas & Consumable Fuels (8.5%)
Anadarko Petroleum Corp.	43,000	1,657,650
Chevron Corp.	29,900	2,211,703
EOG Resources, Inc.	12,900	858,882
Hess Corp.	21,000	1,126,440
Marathon Oil Corp.	44,400	1,214,784
Peabody Energy Corp.	51,000	1,160,250
Sunoco, Inc.	20,200	877,892
Ultra Petroleum Corp.*	19,400	669,494

		9,777,095

Total Energy		13,302,527

Financials (15.7%)
Capital Markets (3.1%)
Bank of New York Mellon Corp.	66,500	1,883,945

	Number of Shares	Value (Note 1)
Morgan Stanley	105,300	$1,689,012

		3,572,957

Commercial Banks (5.4%)
City National Corp./California	16,400	798,680
Fifth Third Bancorp.	128,400	1,060,584
SunTrust Banks, Inc.	46,000	1,358,840
Wells Fargo & Co.	102,300	3,015,804

		6,233,908

Consumer Finance (1.4%)
Discover Financial Services	161,700	1,541,001

Insurance (5.8%)
ACE Ltd.	38,800	2,053,296
Aflac, Inc.	52,600	2,411,184
MetLife, Inc.	23,600	822,696
Principal Financial Group, Inc.	58,500	1,320,345

		6,607,521

Total Financials		17,955,387

Health Care (15.1%)
Biotechnology (4.6%)
Amgen, Inc.*	31,000	1,790,250
Cephalon, Inc.*	7,400	570,096
Genzyme Corp.*	43,800	2,907,006

		5,267,352

Health Care Equipment & Supplies (3.2%)
Covidien Ltd.	41,500	1,503,960
Medtronic, Inc.	44,000	1,382,480
Zimmer Holdings, Inc.*	17,400	703,308

		3,589,748

Health Care Providers & Services (2.1%)
DaVita, Inc.*	15,500	768,335
Medco Health Solutions, Inc.*	39,500	1,655,445

		2,423,780

Life Sciences Tools & Services (1.5%)
Millipore Corp.*	17,894	921,899
Pharmaceutical Product Development, Inc.	21,600	626,616
Waters Corp.*	5,400	197,910

		1,746,425

Pharmaceuticals (3.7%)
Allergan, Inc.	50,900	2,052,288
Wyeth	59,200	2,220,592

		4,272,880

Total Health Care		17,300,185

Industrials (12.9%)
Air Freight & Logistics (2.4%)
FedEx Corp.	42,900	2,752,035

Building Products (0.6%)
Masco Corp.	65,800	732,354

Industrial Conglomerates (3.1%)
General Electric Co.	217,700	3,526,740

Machinery (5.0%)
Illinois Tool Works, Inc.	73,700	2,583,185
PACCAR, Inc.	67,850	1,940,510
Pall Corp.	42,600	1,211,118

		5,734,813

Road & Rail (1.8%)
Burlington Northern Santa Fe Corp.	10,700	810,097

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Ryder System, Inc.	31,900	$1,237,082

		2,047,179

Total Industrials		14,793,121

Information Technology (14.1%)
Computers & Peripherals (2.5%)
Apple, Inc.*	15,400	1,314,390
NetApp, Inc.*	72,800	1,017,016
Seagate Technology	124,700	552,421

		2,883,827

Semiconductors & Semiconductor Equipment (6.3%)
Analog Devices, Inc.	95,100	1,808,802
Broadcom Corp., Class A*	47,700	809,469
Intel Corp.	263,700	3,865,842
Marvell Technology Group Ltd.*	114,700	765,049

		7,249,162

Software (5.3%)
Intuit, Inc.*	64,400	1,532,076
Microsoft Corp.	148,200	2,881,008
VMware, Inc., Class A*	67,000	1,587,230

		6,000,314

Total Information Technology		16,133,303

Materials (0.5%)
Chemicals (0.5%)
Celanese Corp., Class A	46,000	571,780

Total Materials		571,780

Telecommunication Services (2.6%)
Diversified Telecommunication Services (2.0%)
AT&T, Inc.	81,500	2,322,750

Wireless Telecommunication Services (0.6%)
Sprint Nextel Corp.*	392,834	718,886

Total Telecommunication Services		3,041,636

Utilities (5.9%)
Electric Utilities (4.1%)
American Electric Power Co., Inc.	39,300	1,307,904
Exelon Corp.	51,000	2,836,110
Pepco Holdings, Inc.	30,800	547,008

		4,691,022

Independent Power Producers & Energy Traders (0.2%)
Dynegy, Inc., Class A*	111,300	222,600

Multi-Utilities (1.6%)
NiSource, Inc.	18,100	198,557
Sempra Energy	38,800	1,654,044

		1,852,601

Total Utilities		6,766,223

Total Common Stocks (98.3%) (Cost $161,521,202)		112,672,407

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (1.0%)
S&P 500 Depositary Receipts Trust (Cost $1,185,846)	13,100	1,182,144

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (0.6%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $645,160)	$645,160	$645,160

Total Investments (99.9%) (Cost/Amortized Cost $163,352,208)		114,499,711
Other Assets Less Liabilities (0.1%)		65,298

Net Assets (100%)		$114,565,009

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•   Level 1 - Quoted prices in active markets for identical securities

•   Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets
Investments in Securities	$ 113,854,551	$645,160		$—	$114,499,711
Other Investments*	—	—		—	—

Total	$ 113,854,551	$645,160	$		$114,499,711

Liabilities
Investments in Securities	$ —	$—		$—	$—
Other Investments*	—	—		—	—

Total	$ —	$—		$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$115,088,154
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$133,254,398

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,152,291
Aggregate gross unrealized depreciation	(52,721,855)

Net unrealized depreciation	$(50,569,564)

Federal income tax cost of investments	$165,069,275

For the year ended December 31, 2008, the Portfolio incurred approximately $92 as brokerage commissions with Sanford C. Bernstein & Co., Inc. and $7,992 as brokerage commissions with UBS AG, affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $7,012,470 of which $5,281,512 expires in the year 2011, and $1,730,958 expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (16.0%)
Internet & Catalog Retail (0.3%)
Liberty Media Corp., Interactive, Class A*	189,075	$589,914

Media (13.0%)
Comcast Corp., Class A	520,850	8,791,948
Liberty Media Corp., Entertainment Series, Class A*	127,620	2,230,797
News Corp., Class B	254,500	2,438,110
Time Warner, Inc.	640,100	6,439,406
Viacom, Inc., Class B*	364,028	6,938,374

		26,838,635

Multiline Retail (1.1%)
J.C. Penney Co., Inc.	54,600	1,075,620
Macy’s, Inc.	117,100	1,211,985

		2,287,605

Specialty Retail (1.6%)
Home Depot, Inc.	68,000	1,565,360
Lowe’s Cos., Inc.	79,800	1,717,296

		3,282,656

Total Consumer Discretionary		32,998,810

Consumer Staples (15.6%)
Beverages (2.5%)
Coca-Cola Co.	88,200	3,992,814
Dr. Pepper Snapple Group, Inc.*	67,244	1,092,715

		5,085,529

Food & Staples Retailing (3.8%)
CVS Caremark Corp.	71,500	2,054,910
Wal-Mart Stores, Inc.	101,700	5,701,302

		7,756,212

Food Products (7.5%)
Cadbury plc (ADR)	146,292	5,218,236
Kraft Foods, Inc., Class A	188,436	5,059,506
Sara Lee Corp.	107,700	1,054,383
Unilever N.V. (N.Y. Shares)	167,900	4,121,945

		15,454,070

Household Products (0.3%)
Kimberly-Clark Corp.	13,300	701,442

Tobacco (1.5%)
Altria Group, Inc.	84,400	1,271,064
Philip Morris International, Inc.	43,500	1,892,685

		3,163,749

Total Consumer Staples		32,161,002

Energy (3.0%)
Energy Equipment & Services (1.1%)
Halliburton Co.	123,700	2,248,866

Oil, Gas & Consumable Fuels (1.9%)
BP plc (ADR)	16,700	780,558
ConocoPhillips	30,100	1,559,180
Total S.A. (ADR)	27,100	1,498,630

		3,838,368

Total Energy		6,087,234

Financials (21.7%)
Capital Markets (3.3%)
Bank of New York Mellon Corp.	197,187	5,586,308
Goldman Sachs Group, Inc.	9,200	776,388

	Number of Shares	Value (Note 1)
Merrill Lynch & Co., Inc.	31,100	$362,004

		6,724,700

Commercial Banks (3.5%)
Barclays plc (ADR)	10,100	98,980
PNC Financial Services Group, Inc.	41,200	2,018,800
U.S. Bancorp	58,700	1,468,087
Wells Fargo & Co.	122,900	3,623,092

		7,208,959

Diversified Financial Services (4.5%)
Bank of America Corp.	335,200	4,719,616
JPMorgan Chase & Co.	148,000	4,666,440

		9,386,056

Insurance (10.4%)
Aflac, Inc.	20,200	925,968
Berkshire Hathaway, Inc., Class B*	540	1,735,560
Chubb Corp.	205,980	10,504,980
MetLife, Inc.	68,600	2,391,396
Torchmark Corp.	42,000	1,877,400
Travelers Cos., Inc.	88,700	4,009,240

		21,444,544

Total Financials		44,764,259

Health Care (16.5%)
Health Care Equipment & Supplies (0.9%)
Boston Scientific Corp.*	240,500	1,861,470

Health Care Providers & Services (2.7%)
Cardinal Health, Inc.	103,700	3,574,539
UnitedHealth Group, Inc.	40,300	1,071,980
WellPoint, Inc.*	24,900	1,049,037

		5,695,556

Pharmaceuticals (12.9%)
Abbott Laboratories, Inc.	29,800	1,590,426
Bristol-Myers Squibb Co.	327,400	7,612,050
Eli Lilly & Co.	63,000	2,537,010
GlaxoSmithKline plc (ADR)	23,200	864,664
Pfizer, Inc.	241,900	4,284,049
Roche Holding AG (ADR)	17,100	1,309,005
Schering-Plough Corp.	300,400	5,115,812
Wyeth	85,800	3,218,358

		26,531,374

Total Health Care		34,088,400

Industrials (3.4%)
Airlines (0.1%)
Southwest Airlines Co.	33,200	286,184

Electrical Equipment (0.7%)
Emerson Electric Co.	36,800	1,347,248

Industrial Conglomerates (2.6%)
General Electric Co.	337,200	5,462,640

Total Industrials		7,096,072

Information Technology (9.9%)
Communications Equipment (1.2%)
Cisco Systems, Inc.*	95,800	1,561,540
Telefonaktiebolaget LM Ericsson (ADR)	111,200	868,472

		2,430,012

Computers & Peripherals (3.6%)
Dell, Inc.*	292,000	2,990,080

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Hewlett-Packard Co.	52,100	$1,890,709
International Business Machines Corp.	31,300	2,634,208

		7,514,997

Internet Software & Services (2.4%)
eBay, Inc.*	295,500	4,125,180
Yahoo!, Inc.*	62,100	757,620

		4,882,800

IT Services (0.8%)
Computer Sciences Corp.*	32,900	1,156,106
Western Union Co.	31,400	450,276

		1,606,382

Semiconductors & Semiconductor Equipment (1.3%)
Intel Corp.	101,800	1,492,388
KLA-Tencor Corp.	57,900	1,261,641

		2,754,029

Software (0.6%)
Microsoft Corp.	60,300	1,172,232

Total Information Technology		20,360,452

Materials (4.8%)
Chemicals (1.1%)
E.I. du Pont de Nemours & Co.	92,159	2,331,623

Metals & Mining (0.8%)
Alcoa, Inc.	141,000	1,587,660

Paper & Forest Products (2.9%)
International Paper Co.	511,945	6,040,951

Total Materials		9,960,234

Telecommunication Services (5.5%)
Diversified Telecommunication Services (5.5%)
AT&T, Inc.	139,100	3,964,350
Verizon Communications, Inc.	217,200	7,363,080

Total Telecommunication Services		11,327,430

Total Common Stocks (96.4%) (Cost $274,655,981)		198,843,893

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (4.0%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $8,288,745)	$8,288,745	8,288,745

Total Investments (100.4%) (Cost/Amortized Cost $282,944,726)		207,132,638
Other Assets Less Liabilities (-0.4%)		(848,882)

Net Assets (100%)		$206,283,756

*	Non-income producing.

Glossary:

ADR —     American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•   Level 1 - Quoted prices in active markets for identical securities

•   Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$198,843,893	$8,288,745	$—	$207,132,638
Other Investments*	—	—	—	—

Total	$198,843,893	$8,288,745	$—	$207,132,638

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

*Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$112,181,548
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$100,940,658

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,085,819
Aggregate gross unrealized depreciation	(82,068,586)

Net unrealized depreciation	$(79,982,767)

Federal income tax cost of investments	$287,115,405

For the year ended December 31, 2008, the Portfolio incurred approximately $42 as brokerage commissions with BIDS Trading, L.P., $528 as brokerage commissions with Exane S.A., $1,687 as brokerage commissions with Morgan Stanley & Co., Inc. and $1,738 as brokerage commissions with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $22,136,216 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Brazil (9.3%)
Banco Bradesco S.A. (Preference)	286,300	$2,797,112
Banco Bradesco S.A. (ADR)	897,300	8,856,351
Banco do Brasil S.A.	429,581	2,784,058
Banco Itau Holding Financeira S.A. (Preference)	9,800	112,400
Banco Itau Holding Financeira S.A. (ADR)	1,038,000	12,040,800
Cia de Bebidas das Americas (Preference) (ADR)	202,600	8,977,206
Cia Vale do Rio Doce (Preference)	60,456	635,143
Cia Vale do Rio Doce (ADR)	1,794,185	19,108,070
Cyrela Brazil Realty S.A.	890,885	3,589,756
Lojas Arapua S.A. (Preference)(b)*§†	1,248,000	—
NET Servicos de Comunicacao S.A. (Preference)*	1,450,123	8,360,478
PDG Realty S.A. Empreendimentos e Participacoes	645,600	3,164,622
Perdigao S.A.*	785,727	10,229,523
Petroleo Brasileiro S.A. (Preference)	623,442	6,278,263
Petroleo Brasileiro S.A. (Preference) (ADR)	976,786	19,936,202
Petroleo Brasileiro S.A. (Preference) (ADR), Class A	127,914	2,610,725
Ultrapar Participacoes S.A.(Preference)	216,400	4,749,785
Unibanco-Uniao de Bancos Brasileiros S.A.	364,052	2,332,933
Unibanco-Uniao de Bancos Brasileiros S.A. (ADR)	252,505	16,316,873
Vivo Participacoes S.A. (ADR)	308,600	3,869,844

		136,750,144

China (11.3%)
Anhui Conch Cement Co., Ltd., Class H*^	3,171,000	14,732,625
BYD Electronic International Co., Ltd.	6,986,000	2,494,544
China Coal Energy Co., Class H	4,426,000	3,576,680
China Communications Services Corp., Ltd., Class H	9,100,000	5,753,580
China Construction Bank Corp., Class H^	40,767,000	22,559,961
China Life Insurance Co., Ltd., Class H^	9,968,000	30,717,213
Datang International Power Generation Co., Ltd., Class H^	10,293,000	5,501,416
Dongfeng Motor Group Co., Ltd., Class H	35,111,000	11,449,084
Focus Media Holding Ltd. (ADR)*	649,400	5,903,046
Industrial & Commercial Bank of China Ltd., Class H^	36,907,000	19,614,895
Maanshan Iron & Steel Co., Ltd., Class H^	15,799,00	5,725,558
PetroChina Co., Ltd.,Class H	29,550,000	26,183,121
Ping An Insurance Group Co. of China Ltd., Class H	2,486,000	12,148,684

		166,360,407

Colombia (0.7%)
Bancolombia S.A. (ADR)	435,721	10,174,085

Czech Republic (2.2%)
CEZ A/S	349,552	14,205,772
Komercni Banka A/S	59,487	9,154,787

	Number of Shares	Value (Note 1)
Telefonica O2 Czech Republic A/S	394,256	$8,671,368

		32,031,927

Hong Kong (7.4%)
Beijing Enterprises Holdings Ltd.	1,048,000	4,308,880
China Mobile Ltd.^	6,688,500	67,813,397
China Resources Power Holdings Co.	4,312,000	8,380,563
China Unicom Hong Kong Ltd.	4,364,000	5,308,795
GOME Electrical Appliances Holdings Ltd.^§†	86,244,000	12,463,327
Shanghai Industrial Holdings Ltd.	5,029,000	11,572,338

		109,847,300

Hungary (0.7%)
Richter Gedeon Nyrt	65,991	9,827,627

India (10.0%)
Bharat Heavy Electricals Ltd.	488,868	13,849,876
Bharti Airtel Ltd.*	972,300	14,363,278
Deccan Chronicle Holdings Ltd.	2,715,990	2,441,276
Glenmark Pharmaceuticals Ltd.*	671,100	4,130,178
HDFC Bank Ltd.	948,905	19,715,235
HDFC Bank Ltd. (ADR)	11,200	799,456
Hero Honda Motors Ltd.	257,400	4,297,061
Hindustan Unilever Ltd.	2,923,700	15,093,914
Housing Development Finance Corp.	256,600	8,001,520
India Cements Ltd.	3,167,830	6,390,763
Infosys Technologies Ltd.	944,560	21,873,901
ITC Ltd.	1,396,955	4,963,621
Maruti Suzuki India Ltd.	575,831	6,235,791
Reliance Industries Ltd.	264,041	6,726,615
State Bank of India Ltd.	556,100	14,919,049
Television Eighteen India Ltd.	766,846	1,467,112
Union Bank of India	910,000	3,094,411

		148,363,057

Indonesia (2.9%)
PT Astra International Tbk	4,480,400	4,519,874
PT Bank Central Asia Tbk	30,477,000	9,221,615
PT Bank Mandiri Persero Tbk	19,522,500	3,721,117
PT Bank Rakyat Indonesia	13,801,000	6,100,268
PT Bumi Resources Tbk	20,905,500	1,803,884
PT Perusahaan Gas Negara	14,439,500	2,610,913
PT Telekomunikasi Indonesia Tbk	22,655,500	14,735,388

		42,713,059

Luxembourg (0.7%)
Millicom International Cellular S.A	236,561	10,623,955

Malaysia (1.0%)
Bumiputra-Commerce Holdings Bhd	603,800	1,028,293
Digi.com Bhd	791,100	4,990,742
Sime Darby Bhd	2,502,100	3,785,185
Tenaga Nasional Bhd	2,479,100	4,506,235

		14,310,455

Mexico (6.1%)
America Movil S.A.B. de C.V. (ADR)	1,092,949	33,870,489
Corp. GEO S.A.B. de C.V., Series B*	1,861,473	2,096,904
Empresas ICA S.A.B. de C.V.*	2,003,585	3,305,912
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	617,100	18,593,223
Grupo Financiero Banorte S.A.B. de C.V., Class O	3,711,924	6,700,950
Grupo Televisa S.A. (ADR)	803,200	11,999,808
Urbi Desarrollos Urbanos S.A. de C.V.*	1,832,216	2,500,551

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Number of Shares	Value (Note 1)
Wal-Mart de Mexico S.A.B. de C.V., Series V	4,381,802	$11,707,165

		90,775,002

Nigeria (0.1%)
Guaranty Trust Bank plc (GDR)§†	335,727	1,175,045

Panama (0.7%)
Copa Holdings S.A., Class A	351,384	10,653,963

Poland (4.2%)
Bank Pekao S.A.	438,976	18,784,746
Bank Zachodni WBK S.A.	151,833	5,704,466
KGHM Polska Miedz S.A.	128,515	1,227,172
PBG S.A.*	61,878	4,093,039
Polimex Mostostal S.A.	1,177,649	1,212,150
Polskie Gornictwo Naftowe I Gazownictwo S.A.	992,019	1,208,516
Powszechna Kasa Oszczednosci Bank Polski S.A.	1,646,136	19,721,002
Telekomunikacja Polska S.A.	1,518,484	9,839,279

		61,790,370

Russia (4.7%)
Gazprom OAO (Chi-X Alt TS Exchange) (ADR)	327,600	4,695,493
Gazprom OAO (OTC Exchange) (ADR)	482,044	6,869,127
JSC RusHydro*	261,444,400	5,464,188
LUKOIL OAO (Chi-X Alt TS Exchange) (ADR)	13,100	424,745
LUKOIL OAO (OTC Exchange) (ADR)	767,931	25,418,516
Mobile Telesystems OJSC (ADR)	167,700	4,474,236
Rosneft Oil Co. (GDR)*	3,440,705	13,055,735
Vimpel-Communications OJSC (ADR)	1,180,140	8,449,802

		68,851,842

South Africa (7.2%)
AngloGold Ashanti Ltd.	362,500	10,066,641
AngloGold Ashanti Ltd. (ADR)	55,350	1,533,748
Harmony Gold Mining Co., Ltd.*	604,200	6,591,630
Harmony Gold Mining Co., Ltd. (ADR)*	119,800	1,314,206
Massmart Holdings Ltd.	1,132,240	10,392,085
Mr Price Group Ltd.	2,514,801	6,757,711
MTN Group Ltd.	2,546,141	30,125,563
Naspers Ltd., Class N	848,100	15,415,956
Raubex Group Ltd.	1,431,344	3,377,102
Sasol Ltd.	235,052	7,180,002
Tiger Brands Ltd.	905,757	14,099,486

		106,854,130

South Korea (12.0%)
Amorepacific Corp.	14,040	7,340,188
Cheil Industries, Inc.	266,500	8,664,891
Cheil Worldwide, Inc.	47,100	7,353,703
Hyundai Development Co.*	175,540	4,628,406
Hyundai Motor Co.	182,401	5,871,788
KB Financial Group, Inc.*	121,930	3,341,922
KT&G Corp.	37,890	2,369,211
LG Chem Ltd.	204,083	11,735,335
LG Electronics, Inc.	89,860	5,485,808
LG Telecom Ltd.	331,213	2,601,088
NHN Corp.*	157,912	16,024,126
Samsung Electronics Co., Ltd.	108,413	39,366,685
Samsung Electronics Co., Ltd. (Preference)	25,037	5,198,064

	Number of Shares	Value (Note 1)
Samsung Fire & Marine Insurance Co., Ltd.	82,573	$12,566,081
Shinhan Financial Group Co., Ltd.*	336,446	7,792,331
SK Telecom Co., Ltd.	89,706	14,808,150
SK Telecom Co., Ltd. (ADR)	165,700	3,012,426
SSCP Co., Ltd.*	317,125	1,864,633
STX Pan Ocean Co., Ltd.*	357,400	2,258,307
Woongjin Coway Co., Ltd.*	698,698	15,011,388

		177,294,531

Taiwan (7.4%)
Acer, Inc.	6,891,475	9,035,606
Asustek Computer, Inc.	8,414,435	9,557,417
Cathay Financial Holding Co., Ltd.	7,138,750	8,010,985
Chinatrust Financial Holding Co., Ltd.	14,626,560	6,306,444
Chunghwa Telecom Co., Ltd.	4,041,560	6,448,846
First Financial Holding Co., Ltd.	9,063,908	4,804,638
Hon Hai Precision Industry Co., Ltd.	6,879,000	13,561,654
HTC Corp.	1,169,700	11,799,056
Taiwan Fertilizer Co., Ltd.	746,000	1,199,461
Taiwan Semiconductor Manufacturing Co., Ltd.	17,201,223	23,543,835
Wistron Corp.	3,882,000	2,984,098
Yuanta Financial Holding Co., Ltd.	26,802,000	12,199,565

		109,451,605

Thailand (1.7%)
Advanced Info Service PCL (Foreign)	359,800	812,084
Advanced Info Service PCL (NVDR)	1,649,300	3,832,907
Bangkok Bank PCL (NVDR)	2,255,800	4,587,013
Kasikornbank PCL	112,200	148,368
Kasikornbank PCL (NVDR)	4,068,500	5,389,884
PTT Exploration & Production PCL (Foreign)	1,257,000	3,860,850
PTT PCL (Foreign)	578,000	2,908,281
Siam Commercial Bank PCL (Foreign)	2,539,800	3,578,212

		25,117,599

Turkey (4.5%)
Akbank TAS	4,106,213	12,818,203
Anadolu Efes Biracilik Ve Malt Sanayii A/S	1,022,915	6,847,214
Haci Omer Sabanci Hoding A/S	2,362,301	5,394,044
Turkcell Iletisim Hizmet A/S	2,574,107	14,816,277
Turkiye Garanti Bankasi A/S*	9,520,267	16,255,873
Turkiye Halk Bankasi A/S	1,533,222	4,603,356
Turkiye Is Bankasi A/S, Class C	2,283,583	6,142,137

		66,877,104

United Kingdom (1.1%)
SABMiller plc	931,554	16,416,106

Total Common Stocks (95.9%) (Cost $2,216,787,157)		1,416,259,313

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Short-Term Investments of Cash Collateral for Securities Loaned (5.4%)
ANZ National Bank Ltd.
0.36%, 3/6/09(l)	$3,999,916	3,998,812
Beta Finance, Inc.
0.38%, 2/17/09(l)	5,999,460	5,999,460
CC USA, Inc.
0.38%, 2/12/09(l)	9,999,109	9,999,109
Comerica Bank
0.62%, 6/19/09(l)	4,000,186	3,824,046

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

	Principal Amount	Value (Note 1)
Five Finance, Inc.
0.34%, 2/23/09(l)	$4,999,526	$4,999,526
Goldman Sachs & Co., Repurchase Agreement
0.06%, 1/2/09(r)(v)	43,139,745	43,139,745
Links Finance LLC
0.37%, 6/22/09(l)	4,999,379	4,955,550
Monumental Global Funding II
0.40%, 3/26/10(l)	4,000,000	3,615,748

Total Short-Term Investments of Cash Collateral for Securities Loaned		80,531,996

Total Short-Term Investments (5.4%) (Cost/Amortized Cost $81,137,322)		80,531,996

Total Investments (101.3%) (Cost/Amortized Cost $2,297,924,479)		1,496,791,309
Other Assets Less Liabilities (-1.3%)		(19,456,965)

Net Assets (100%)		$1,477,334,344

*	Non-income producing.
^	All, or a portion of security out on loan (See Note 1).
†	Securities (totaling $13,638,372 or 0.9% of net assets) at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $13,638,372 or 0.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid Security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2008.
(r)	The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
(v)	Represents the Portfolio’s undivided interest in a joint repurchase agreement. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 4.500% - 6.000%, maturing 11/1/19 – 12/1/38; Federal National Mortgage Association, 4.000% - 7.000%, maturing 9/1/18 – 1/1/39; Government National Mortgage Association, 4.500% - 11.500%, maturing 2/15/13 – 12/20/38.

Glossary:

ADR —    American Depositary Receipt

GDR —    Global Depositary Receipt

NVDR —    Non-Voting Depositary Receipt

At December 31, 2008 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Buy Value	U.S. $ Current Sell Value	Unrealized Appreciation
Foreign Currency Sell Contracts
Czech Republic Krona vs. U.S. Dollar, expiring 3/19/09	11,023	206,925	$11,022,500	$10,681,876	$340,624
Poland Zloty vs. U.S. Dollar, expiring 3/19/09	22,045	64,907	22,045,000	21,730,710	314,290

					$654,914

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$278,498,077	$1,204,654,860	$13,638,372	$1,496,791,309
Other Investments*	—	654,914	—	654,914

Total	$278,498,077	$1,205,309,774	$13,638,372	$1,497,446,223

Liabilities
Investments in Securities	$—	$—	$—	$—
Other Investments*	—	—	—	—

Total	$—	$—	$—	$—

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$—	$ —
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	13,638,372	—

Balance as of 12/31/08	$13,638,372	$ —

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$(45,676,526)	$ —

* Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$2,857,014,707
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$3,078,373,379

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,838,153
Aggregate gross unrealized depreciation	(875,917,751)

Net unrealized depreciation	$(856,079,598)

Federal income tax cost of investments	$2,352,870,907

At December 31, 2008, the Portfolio had loaned securities with a total value of $74,435,033. This was secured by collateral of $81,137,321 which was received as cash and subsequently invested in short-term investments currently valued at $80,531,996, as reported in the portfolio of investments.

For the year ended December 31, 2008, the Portfolio incurred approximately $8,134 as brokerage commissions with China International Capital Corp., $281,327 as brokerage commissions with Morgan Stanley & Co., Inc. and $1,013 as brokerage commissions with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $69,721,524 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (25.2%)
Distributors (2.3%)
Li & Fung Ltd.	3,914,000	$6,752,891

Diversified Consumer Services (3.5%)
New Oriental Education & Technology Group (ADR)*	101,827	5,591,321
Strayer Education, Inc.	23,530	5,045,067

		10,636,388

Hotels, Restaurants & Leisure (6.6%)
Ctrip.com International Ltd. (ADR)	254,302	6,052,387
Starbucks Corp.*	570,756	5,399,352
Wynn Resorts Ltd.*	194,584	8,223,120

		19,674,859

Household Durables (2.5%)
Gafisa S.A. (ADR)	199,508	1,847,444
Mohawk Industries, Inc.*	56,872	2,443,790
NVR, Inc.*	7,314	3,337,012

		7,628,246

Internet & Catalog Retail (3.3%)
Amazon.com, Inc.*	57,715	2,959,625
priceline.com, Inc.*	94,687	6,973,698

		9,933,323

Media (5.4%)
Discovery Communications, Inc., Class A*	151,296	2,142,351
Discovery Communications, Inc., Class C*	181,226	2,426,616
Groupe Aeroplan, Inc.	416,104	2,925,705
Grupo Televisa S.A. (ADR)	206,138	3,079,702
Morningstar, Inc.*	161,957	5,749,474

		16,323,848

Specialty Retail (1.2%)
Abercrombie & Fitch Co., Class A	151,768	3,501,288

Textiles, Apparel & Luxury Goods (0.4%)
Lululemon Athletica, Inc.*	156,537	1,241,338

Total Consumer Discretionary		75,692,181

Energy (12.8%)
Energy Equipment & Services (1.9%)
IHS, Inc., Class A*	152,539	5,708,009

Oil, Gas & Consumable Fuels (10.9%)
Petrohawk Energy Corp.*	96,882	1,514,266
Range Resources Corp.	76,273	2,623,028
Southwestern Energy Co.*	552,180	15,996,655
Ultra Petroleum Corp.*	363,153	12,532,410

		32,666,359

Total Energy		38,374,368

Financials (9.3%)
Capital Markets (1.9%)
Calamos Asset Management, Inc., Class A	280,126	2,072,932
Greenhill & Co., Inc.	50,530	3,525,478

		5,598,410

Diversified Financial Services (4.7%)
IntercontinentalExchange, Inc.*	70,014	5,771,954

	Number of Shares	Value (Note 1)
Leucadia National Corp.*	424,563	$8,406,348

		14,178,302

Insurance (1.0%)
Alleghany Corp.*	11,085	3,125,970

Real Estate Management & Development (1.7%)
Brookfield Asset Management, Inc., Class A	341,754	5,218,584

Total Financials		28,121,266

Health Care (10.8%)
Health Care Equipment & Supplies (4.0%)
Gen-Probe, Inc.*	131,076	5,615,296
Intuitive Surgical, Inc.*	22,506	2,858,037
Mindray Medical International Ltd. (ADR)	194,654	3,503,772

		11,977,105

Life Sciences Tools & Services (6.2%)
Illumina, Inc.*	358,378	9,335,747
Techne Corp.	144,109	9,297,912

		18,633,659

Pharmaceuticals (0.6%)
Ironwood Pharmaceuticals, Inc. (Private Placement)*§†	185,024	1,887,245

Total Health Care		32,498,009

Industrials (12.5%)
Air Freight & Logistics (6.1%)
C.H. Robinson Worldwide, Inc.	146,355	8,053,915
Expeditors International of Washington, Inc.	308,492	10,263,529

		18,317,444

Commercial Services & Supplies (1.8%)
Covanta Holding Corp.*	241,561	5,304,680

Construction & Engineering (1.5%)
Aecom Technology Corp.*	149,124	4,582,581

Professional Services (2.0%)
Corporate Executive Board Co.	158,098	3,487,642
Monster Worldwide, Inc.*	216,525	2,617,787

		6,105,429

Transportation Infrastructure (1.1%)
Grupo Aeroportuario del Pacifico S.A. de C.V. (ADR)	147,821	3,402,839

Total Industrials		37,712,973

Information Technology (13.9%)
Computers & Peripherals (1.0%)
Teradata Corp.*	212,151	3,146,199

Internet Software & Services (8.3%)
Alibaba.com Ltd.(m)*§	3,838,000	2,793,834
Baidu.com (ADR)*	43,135	5,632,137
Equinix, Inc.*	57,210	3,043,000
Tencent Holdings Ltd.	1,593,400	10,373,414

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
Yahoo!, Inc.*	246,000	$3,001,200

		24,843,585

IT Services (2.3%)
Redecard S.A.	622,871	6,944,955

Software (2.3%)
Salesforce.com, Inc.*	217,159	6,951,260

Total Information Technology		41,885,999

Materials (6.8%)
Chemicals (2.5%)
Intrepid Potash, Inc.*	105,012	2,181,099
Nalco Holding Co.	354,981	4,096,481
Rockwood Holdings, Inc.*	122,535	1,323,378

		7,600,958

Construction Materials (4.3%)
Martin Marietta Materials, Inc.	108,314	10,515,123
Texas Industries, Inc.	67,792	2,338,824

		12,853,947

Total Materials		20,454,905

Telecommunication Services (1.0%)
Wireless Telecommunication Services (1.0%)
NII Holdings, Inc.*	159,392	2,897,747

Total Telecommunication Services		2,897,747

Utilities (1.1%)
Gas Utilities (1.1%)
Questar Corp.	100,533	3,286,424

Total Utilities		3,286,424

Total Common Stocks (93.4%) (Cost $468,015,811)		280,923,872

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (6.6%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $19,760,473)	$19,760,473	19,760,473

Total Investments (100.0%) (Cost/Amortized Cost $487,776,284)		300,684,345
Other Assets Less Liabilities (—%)		(81,265)

Net Assets (100%)		$300,603,080

*	Non-income producing.
†	Securities (totaling $1,887,245 or 0.6% of net assets) at fair value.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2008, the market value of these securities amounted to $4,681,079 or 1.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933.

Glossary:

ADR —    American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 - Quoted prices in active markets for identical securities

•  Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$ 252,171,533	$ 46,625,567	$ 1,887,245	$ 300,684,345
Other Investments*	—	—	—	—

Total	$ 252,171,533	$ 46,625,567	$ 1,887,245	$ 300,684,345

Liabilities
Investments in Securities	$ —	$ —	$ —	$ —
Other Investments*	—	—	—	—

Total	$ —	$ —	$ —	$ —

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Investments*
Balance as of 12/31/07	$ —	$ —
Total gains or losses (realized/unrealized) included in earnings	(333,043)	—
Purchases, sales, issuances, and settlements (net)	2,220,288	—
Transfers in and/or out of Level 3	—	—

Balance as of 12/31/08	$ 1,887,245	$ —

The amount of total gains or losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets and liabilities still held at year ending 12/31/08.	$ (333,043)	$ —

* Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$216,125,243
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$110,263,606

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,030,770
Aggregate gross unrealized depreciation	(194,232,447)

Net unrealized depreciation	$(187,201,677)

Federal income tax cost of investments	$487,886,022

For the year ended December 31, 2008, the Portfolio incurred approximately $76 as brokerage commissions with BIDS Trading, L.P., $11,321 as brokerage commissions with Morgan Stanley & Co., Inc. and $3,652 as brokerage commissions with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $20,518,785 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2008

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (5.8%)
Hotels, Restaurants & Leisure (5.8%)
Morgans Hotel Group Co.*	423,623	$1,974,083
Starwood Hotels & Resorts Worldwide, Inc.	1,344,482	24,066,228

Total Consumer Discretionary		26,040,311

Financials (88.7%)
Diversified REIT’s (7.2%)
Liberty Property Trust (REIT)	450,394	10,282,495
PS Business Parks, Inc. (REIT)	78,702	3,514,831
Vornado Realty Trust (REIT)	312,217	18,842,296

		32,639,622

Industrial REIT’s (1.6%)
AMB Property Corp. (REIT)	234,545	5,493,044
DCT Industrial Trust, Inc. (REIT)	369,231	1,868,309

		7,361,353

Mortgage REIT’s (0.2%)
Care Investment Trust, Inc. (REIT)	100,300	781,337

Office REIT’s (12.4%)
Boston Properties, Inc. (REIT)	507,333	27,903,315
Brandywine Realty Trust (REIT)	25,501	196,613
Douglas Emmett, Inc. (REIT)	221,204	2,888,924
Duke Realty Corp. (REIT)	517,759	5,674,639
Highwoods Properties, Inc. (REIT)	21,517	588,705
Kilroy Realty Corp. (REIT)	77,471	2,592,180
Mack-Cali Realty Corp. (REIT)	608,709	14,913,370
Parkway Properties, Inc./Maryland (REIT)	41,822	752,796
SL Green Realty Corp. (REIT)	11,580	299,922

		55,810,464

Real Estate Management & Development (4.4%)
Brookfield Properties Corp.	2,068,966	15,993,107
Forest City Enterprises, Inc., Class A	562,175	3,766,573

		19,759,680

Residential REIT’s (20.1%)
Apartment Investment & Management Co. (REIT), Class A	1,927	22,257
AvalonBay Communities, Inc. (REIT)	514,301	31,156,355
BRE Properties, Inc. (REIT)	39,894	1,116,234
Camden Property Trust (REIT)	495,753	15,536,899
Equity Lifestyle Properties, Inc. (REIT)	227,730	8,735,723
Equity Residential (REIT)	848,489	25,301,942
Post Properties, Inc. (REIT)	527,413	8,702,314

		90,571,724

Retail REIT’s (18.9%)
Acadia Realty Trust (REIT)	244,616	3,490,670
Developers Diversified Realty Corp. (REIT)	67,717	330,459
Equity One, Inc. (REIT)	11,646	206,134
Federal Realty Investment Trust (REIT)	256,322	15,912,470
Macerich Co. (REIT)	37,941	689,009
Ramco-Gershenson Properties Trust (REIT)	116,526	720,131
Regency Centers Corp. (REIT)	509,310	23,784,777
Simon Property Group, Inc. (REIT)	702,003	37,297,419
Taubman Centers, Inc. (REIT)	103,688	2,639,896
Weingarten Realty Investors (REIT)	7,874	162,913

		85,233,878

	Number of Shares	Value (Note 1)
Specialized REIT’s (23.9%)
Extendicare Real Estate Investment Trust (REIT)	30,160	$142,921
HCP, Inc. (REIT)	374,528	10,400,643
Healthcare Realty Trust, Inc. (REIT)	697,836	16,385,189
Host Hotels & Resorts, Inc. (REIT)	2,158,381	16,338,944
Plum Creek Timber Co., Inc. (REIT)	421,062	14,627,694
Public Storage (REIT)	238,547	18,964,486
Senior Housing Properties Trust (REIT)	881,891	15,803,487
Sovran Self Storage, Inc. (REIT)	85,358	3,072,888
Strategic Hotels & Resorts, Inc. (REIT)	1,098,207	1,844,988
Ventas, Inc. (REIT)	295,874	9,932,490

		107,513,730

Total Financials		399,671,788

Health Care (0.7%)
Health Care Providers & Services (0.7%)
Assisted Living Concepts, Inc., Class A*	756,589	3,139,844

Total Health Care		3,139,844

Total Common Stocks (95.2%) (Cost $714,813,003)		428,851,943

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (4.0%)
JP Morgan Chase Nassau 0.001%, 1/2/09 (Amortized Cost $18,009,622)	$18,009,622	18,009,622

Total Investments (99.2%) (Cost/Amortized Cost $732,822,625)		446,861,565
Other Assets Less Liabilities (0.8%)		3,773,885

Net Assets (100%)		$450,635,450

*	Non-income producing.

Glossary:

REIT —    Real Estate Investment Trust

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2008

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•   Level 1 - Quoted prices in active markets for identical securities

•   Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Investments in Securities	$ 428,851,943	$ 18,009,622	$ —	$ 446,861,565
Other Investments*	—	—	—	—

Total	$ 428,851,943	$ 18,009,622	$ —	$ 446,861,565

Liabilities
Investments in Securities	$ —	$ —	$ —	$ —
Other Investments*	—	—	—	—

Total	$ —	$ —	$ —	$ —

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Investment security transactions for the year ended December 31, 2008 were as follows:

Cost of Purchases:
Stocks and long-term corporate debt securities	$270,517,188
Net Proceeds of Sales and Redemptions:
Stocks and long-term corporate debt securities	$242,009,571
As of December 31, 2008, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,240,813
Aggregate gross unrealized depreciation	(302,116,084)

Net unrealized depreciation	$(294,875,271)

Federal income tax cost of investments	$741,736,836

For the year ended December 31, 2008, the Portfolio incurred approximately $1,001 as brokerage commissions with Morgan Stanley & Co., Inc. and $2,579 as brokerage commissions with Sanford C. Bernstein & Co., Inc., affiliated broker/dealers.

The Portfolio has a net capital loss carryforward of $24,720,998 which expires in the year 2016.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at Value:
Affiliated Issuers (Cost $325,923,655)	$225,588,732
Unaffiliated Issuers (Cost/Amortized Cost $25,005,223)	19,860,075
Receivable for securities sold	204,567
Dividends, interest and other receivables	3,085
Receivable from investment manager	2,635
Receivable from Separate Accounts for Trust shares sold	183
Other assets	2,389

Total assets	245,661,666

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	165,935
Distribution fees payable - Class IB	50,305
Trustees’ fees payable	3,015
Accrued expenses	42,036

Total liabilities	261,291

NET ASSETS	$245,400,375

Net assets were comprised of:
Paid in capital	$393,763,966
Accumulated undistributed net investment income	69,788
Accumulated overdistributed net realized gain	(42,953,308)
Unrealized depreciation on investments	(105,480,071)

Net assets	$245,400,375

Class IB
Net asset value, offering and redemption price per share, $245,400,375 / 17,835,915 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.76

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends ($6,166,869 of dividend income received from affiliates)	$6,425,474
Interest	19,873

Total income	6,445,347

EXPENSES
Distribution fees - Class IB	859,684
Administrative fees	550,816
Investment management fees	343,868
Custodian fees	99,998
Printing and mailing expenses	88,779
Professional fees	50,116
Trustees’ fees	7,297
Miscellaneous	7,610

Gross expenses	2,008,168
Less: Waiver from investment advisor	(805,935)
Fees paid indirectly	(10,774)

Net expenses	1,191,459

NET INVESTMENT INCOME	5,253,888

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities ($33,582,389 of realized loss from affiliates)	(32,239,269)
Net distributions of realized gain received from Underlying Portfolios (All gains received from affiliates)	4,015,356

Net realized loss	(28,223,913)
Net change in unrealized depreciation on securities	(93,371,175)

NET REALIZED AND UNREALIZED LOSS	(121,595,088)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(116,341,200)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,253,888	$6,766,325
Net realized gain (loss) on investments	(28,223,913)	39,323,122
Net change in unrealized depreciation on investments	(93,371,175)	(24,008,138)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(116,341,200)	22,081,309

DIVIDENDS AND DISTRIBUTIONS:
Class IB
Dividends from net investment income	(7,078,652)	(15,808,483)
Distributions from net realized capital gains	(12,572,053)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(19,650,705)	(15,808,483)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 419,917 and 406,686 shares, respectively ]	7,767,684	8,841,644
Capital shares issued in reinvestment of dividends and distributions [ 1,294,732 and 753,051 shares, respectively ]	19,650,705	15,808,483
Capital shares repurchased [ (4,151,310) and (4,962,441) shares, respectively ]	(77,121,473)	(108,230,719)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(49,703,084)	(83,580,592)

TOTAL DECREASE IN NET ASSETS	(185,694,989)	(77,307,766)
NET ASSETS:
Beginning of year	431,095,364	508,403,130

End of year (a)	$245,400,375	$431,095,364

(a) Includes accumulated undistributed (overdistributed) net investment income of	$69,788	$(2,789)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,599,131,225)	1,030,081,968
Receivable from Separate Accounts for Trust shares sold	1,262,684
Receivable from investment manager	46,398
Dividends, interest and other receivables	5

Total assets	1,031,391,055

LIABILITIES
Overdraft payable	545,543
Payable for securities purchased	638,670
Distribution fees payable - Class IB	201,238
Payable to Separate Accounts for Trust shares redeemed	52,333
Trustees’ fees payable	765
Accrued expenses	192,465

Total liabilities	1,631,014

NET ASSETS	$1,029,760,041

Net assets were comprised of:
Paid in capital	$1,605,662,590
Accumulated overdistributed net investment income	(224)
Accumulated overdistributed net realized gain	(6,853,068)
Unrealized depreciation on investments	(569,049,257)

Net assets	$1,029,760,041

Class IA
Net asset value, offering and redemption price per share, $61,967 / 10,822 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.73

Class IB
Net asset value, offering and redemption price per share, $1,029,698,074 / 179,979,613 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.72

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$55,747,329
Interest	49,535

Total income	55,796,864

EXPENSES
Distribution fees - Class IB	2,618,651
Administrative fees	1,608,606
Investment management fees	524,522
Printing and mailing expenses	271,839
Professional fees	62,328
Custodian fees	40,000
Trustees’ fees	19,551
Miscellaneous	22,476

Gross expenses	5,167,973
Less: Waiver from investment advisor	(2,133,128)
Reimbursement from investment manager	(416,194)

Net expenses	2,618,651

NET INVESTMENT INCOME	53,178,213

REALIZED AND UNREALIZED LOSS
Net realized loss on securities (All realized loss from affiliates)	(6,853,069)
Net change in unrealized depreciation on securities	(539,970,670)

NET REALIZED AND UNREALIZED LOSS	(546,823,739)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(493,645,526)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2008	April 30, 2007* to December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$53,178,213	$9,877,585
Net realized gain (loss) on investments	(6,853,069)	1,274,961
Net change in unrealized depreciation on investments	(539,970,670)	(29,078,587)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(493,645,526)	(17,926,041)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(3,390)	(1,537)
Class IB	(53,194,009)	(11,191,942)

	(53,197,399)	(11,193,479)

Distributions from net realized capital gains
Class IA	— #	(5)
Class IB	(2,156)	(40,787)

	(2,156)	(40,792)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(53,199,555)	(11,234,271)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 10,260 and 0 shares, respectively ]	22,087	—
Capital shares issued in reinvestment of dividends and distributions [ 616 and 162 shares, respectively ]	3,390	1,542
Capital shares repurchased [ (10,216) and 0 shares, respectively ]	(94,095)	—

Total Class IA transactions	(68,618)	1,542

Class IB
Capital shares sold [ 94,037,623 and 87,455,541 shares, respectively ]	773,194,279	868,199,266
Capital shares issued in reinvestment of dividends and distributions [ 9,667,431 and 1,181,846 shares, respectively ]	53,196,165	11,232,729
Capital shares repurchased [ (9,855,893) and (2,516,935) shares, respectively ]	(75,444,549)	(24,745,380)

Total Class IB transactions	750,945,895	854,686,615

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	750,877,277	854,688,157

TOTAL INCREASE IN NET ASSETS	204,032,196	825,527,845
NET ASSETS:
Beginning of period	825,727,845	200,000

End of period (a)	$1,029,760,041	$825,727,845

(a) Includes accumulated overdistributed net investment income of	$(224)	$(291)

* The Portfolio commenced operations on April 30, 2007.
# Amount is less than $0.50.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $49,489,388)	$31,050,695
Receivable for securities sold	66,953
Receivable from Separate Accounts for Trust shares sold	52,270
Receivable from investment manager	704
Dividends, interest and other receivables	5

Total assets	31,170,627

LIABILITIES
Distribution fees payable - Class IB	205
Trustees’ fees payable	19
Payable to Separate Accounts for Trust shares redeemed	2
Accrued expenses	39,713

Total liabilities	39,939

NET ASSETS	$31,130,688

Net assets were comprised of:
Paid in capital	$50,074,027
Accumulated overdistributed net investment income	(11)
Accumulated overdistributed net realized gain	(504,635)
Unrealized depreciation on investments	(18,438,693)

Net assets	$31,130,688

Class IA
Net asset value, offering and redemption price per share, $30,331,869 / 4,782,077 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.34

Class IB
Net asset value, offering and redemption price per share, $798,819 / 125,863 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.35

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends	$1,231,573
Interest	11,634

Total income	1,243,207

EXPENSES
Investment management fees	111,863
Administrative fees	58,105
Professional fees	44,563
Printing and mailing expenses	16,894
Custodian fees	5,000
Distribution fees - Class IB	3,742
Trustees’ fees	502
Miscellaneous	7,465

Gross expenses	248,134
Less: Waiver from investment advisor	(132,765)
Fees paid indirectly	(39,071)

Net expenses	76,298

NET INVESTMENT INCOME	1,166,909

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(504,635)
Net change in unrealized depreciation on securities	(19,120,776)

NET REALIZED AND UNREALIZED LOSS	(19,625,411)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,458,502)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,166,909	$280,618
Net realized gain (loss) on investments	(504,635)	81,576
Net change in unrealized appreciation (depreciation) on investments	(19,120,776)	313,701

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(18,458,502)	675,895

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,241,274)	(190,175)
Class IB	(23,758)	(27,944)

	(1,265,032)	(218,119)

Distributions from net realized capital gains
Class IA	(3,773)	(61,122)
Class IB	(168)	(10,167)

	(3,941)	(71,289)

Return of capital
Class IA	(962,731)	—
Class IB	(50,883)	—

	(1,013,614)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,282,587)	(289,408)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,054,283 and 706,564 shares, respectively ]	41,307,061	8,453,317
Capital shares issued in reinvestment of dividends and distributions [ 341,506 and 21,737 shares, respectively ]	2,207,778	251,297
Capital shares repurchased [ (586,845) and (59,021) shares, respectively ]	(4,894,564)	(712,522)

Total Class IA transactions	38,620,275	7,992,092

Class IB
Capital shares issued in reinvestment of dividends and distributions [ 11,503 and 3,293 shares, respectively ]	74,809	38,111
Capital shares repurchased [ (40,980) and 0 shares, respectively ]	(250,000)	—

Total Class IB transactions	(175,191)	38,111

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	38,445,084	8,030,203

TOTAL INCREASE IN NET ASSETS	17,703,995	8,416,690
NET ASSETS:
Beginning of year	13,426,693	5,010,003

End of year (a)	$31,130,688	$13,426,693

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(11)	$93,592

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS CONSERVATIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value:
Affiliated Issuers (Cost $660,118)	$638,371
Unaffiliated Issuers (Amortized Cost $9)	9
Cash	9
Receivable from investment manager	81,876
Receivable for securities sold	15

Total assets	720,280

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	351,741
Professional fees payable	39,785
Custodian fees payable	39,782
Distribution fees payable - Class IB	125
Trustees’ fees payable	4
Accrued expenses	2,525

Total liabilities	433,962

NET ASSETS	$286,318

Net assets were comprised of:
Paid in capital	$308,296
Accumulated undistributed net investment income	1
Accumulated overdistributed net realized gain	(232)
Unrealized depreciation on investments	(21,747)

Net assets	$286,318

Class IA
Net asset value, offering and redemption price per share, $92,663 / 10,260 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.03

Class IB
Net asset value, offering and redemption price per share, $193,655 / 21,452 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.03

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2008*

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$14,567
Interest	33

Total income	14,600

EXPENSES
Professional fees	39,785
Custodian fees	39,782
Administrative fees	35,141
Investment management fees	221
Distribution fees - Class IB	125
Printing and mailing expenses	40
Trustees’ fees	4
Miscellaneous	2,486

Gross expenses	117,584
Less: Waiver from investment advisor	(35,362)
Reimbursement from investment advisor	(81,876)

Net expenses	346

NET INVESTMENT INCOME	14,254

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities (All realized loss from affiliates)	(473)
Net distribution of realized gain received from Underlying Portfolios (All gains received from affiliates)	1,416

Net realized gain	943
Net change in unrealized depreciation on securities	(21,747)

NET REALIZED AND UNREALIZED LOSS	(20,804)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,550)

STATEMENT OF CHANGES IN NET ASSETS	January 2, 2008* to December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,254
Net realized gain on investments	943
Net change in unrealized depreciation on investments	(21,747)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(6,550)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,293)
Class IB	(12,966)

(15,259)

Distributions from net realized capital gains
Class IA	(28)
Class IB	(165)

(193)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(15,452)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 260 shares ]	2,321

Class IB
Capital shares sold [ 48,981 shares ]	444,942
Capital shares issued in reinvestment of dividends and distributions [ 1,469 shares ]	13,131
Capital shares repurchased [ (38,998) shares ]	(352,074)

Total Class IB transactions	105,999

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	108,320

TOTAL INCREASE IN NET ASSETS	86,318
NET ASSETS:
Beginning of period	200,000

End of period (a)	$286,318

(a) Includes accumulated undistributed net investment income of	$1

* The Portfolio commenced operations on January 2, 2008.

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value:
Affiliated Issuers (Cost $257,114)	$214,377
Unaffiliated Issuers (Amortized Cost $3)	3
Receivable from investment manager	81,905
Receivable for securities sold	1

Total assets	296,286

LIABILITIES
Professional fees payable	39,785
Custodian fees payable	39,782
Distribution fees payable - Class IB	99
Trustees’ fees payable	4
Payable to Separate Accounts for Trust shares redeemed	1
Accrued expenses	2,526

Total liabilities	82,197

NET ASSETS	$214,089

Net assets were comprised of:
Paid in capital	$256,722
Accumulated undistributed net investment income	—
Accumulated undistributed net realized gain	104
Unrealized depreciation on investments	(42,737)

Net assets	$214,089

Class IA
Net asset value, offering and redemption price per share, $83,444 / 10,549 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.91

Class IB
Net asset value, offering and redemption price per share, $130,645 / 16,514 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.91

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2008*

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$9,822
Interest	4

Total income	9,826

EXPENSES
Professional fees	39,785
Custodian fees	39,782
Administrative fees	35,097
Investment management fees	192
Distribution fees - Class IB	99
Printing and mailing expenses	40
Trustees’ fees	4
Miscellaneous	2,486

Gross expenses	117,485
Less: Waiver from investment advisor	(35,289)
Reimbursement from investment advisor	(81,905)

Net expenses	291

NET INVESTMENT INCOME	9,535

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities (All realized loss from affiliates)	(607)
Net distribution of realized gain received from Underlying Portfolios (All gains received from affiliates)	1,968

Net realized gain	1,361
Net change in unrealized depreciation on securities	(42,737)

NET REALIZED AND UNREALIZED LOSS	(41,376)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(31,841)

STATEMENT OF CHANGES IN NET ASSETS	January 2, 2008* to December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,535
Net realized gain on investments	1,361
Net change in unrealized depreciation on investments	(42,737)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(31,841)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(4,085)
Class IB	(6,266)

(10,351)

Distributions from net realized capital gains
Class IA	(181)
Class IB	(284)

(465)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,816)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 549 shares ]	4,266

Class IB
Capital shares sold [ 5,681 shares ]	46,000
Capital shares issued in reinvestment of dividends and distributions [ 842 shares ]	6,550
Capital shares repurchased [ (9) shares ]	(70)

Total Class IB transacsions	52,480

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	56,746

TOTAL INCREASE IN NET ASSETS	14,089
NET ASSETS:
Beginning of period	200,000

End of period (a)	$214,089

(a) Includes accumulated undistributed net investment income of	$—

* The Portfolio commenced operations on January 2, 2008.

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value:
Affiliated Issuers (Cost $272,999)	$221,858
Unaffiliated Issuers (Amortized Cost $4)	4
Receivable from investment manager	81,903
Receivable for securities sold	2

Total assets	303,767

LIABILITIES
Professional fees payable	39,785
Custodian fees payable	39,781
Distribution fees payable - Class IB	103
Trustees’ fees payable	4
Payable to Separate Accounts for Trust shares redeemed	2
Accrued expenses	2,527

Total liabilities	82,202

NET ASSETS	$221,565

Net assets were comprised of:
Paid in capital	$272,063
Accumulated undistributed net investment income	—
Accumulated undistributed net realized gain	643
Unrealized depreciation on investments	(51,141)

Net assets	$221,565

Class IA
Net asset value, offering and redemption price per share, $78,833 / 10,504 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.51

Class IB
Net asset value, offering and redemption price per share, $142,732 / 19,016 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.51

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2008*

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$9,066
Interest	6

Total income	9,072

EXPENSES
Professional fees	39,785
Custodian fees	39,781
Administrative fees	35,100
Investment management fees	194
Distribution fees - Class IB	103
Printing and mailing expenses	40
Trustees’ fees	4
Miscellaneous	2,486

Gross expenses	117,493
Less: Waiver from investment advisor	(35,294)
Reimbursement from investment advisor	(81,903)

Net expenses	296

NET INVESTMENT INCOME	8,776

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities (All realized loss from affiliates)	(551)
Net distribution of realized gain received from Underlying Portfolios (All gains received from affiliates)	2,653

Net realized gain	2,102
Net change in unrealized depreciation on securities	(51,141)

NET REALIZED AND UNREALIZED LOSS	(49,039)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,263)

STATEMENT OF CHANGES IN NET ASSETS	January 2, 2008* to December 31, 2008
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,776
Net realized gain on investments	2,102
Net change in unrealized depreciation on investments	(51,141)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(40,263)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(3,462)
Class IB	(6,127)

(9,589)

Distributions from net realized capital gains
Class IA	(238)
Class IB	(431)

(669)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,258)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 504 shares ]	3,700

Class IB
Capital shares sold [ 8,212 shares ]	62,498
Capital shares issued in reinvestment of dividends and distributions [ 893 shares ]	6,558
Capital shares repurchased [ (89) shares ]	(670)

Total Class IB transacsions	68,386

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	72,086

TOTAL INCREASE IN NET ASSETS	21,565
NET ASSETS:
Beginning of period	200,000

End of period (a)	$221,565

(a) Includes accumulated undistributed net investment income of	$—

* The Portfolio commenced operations on January 2, 2008.

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS MODERATE-PLUS ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value:
Affiliated Issuers (Cost $595,481)	$532,271
Unaffiliated Issuers (Amortized Cost $26)	26
Receivable from Separate Accounts for Trust shares sold	351,713
Receivable from investment manager	81,873
Receivable for securities sold	12

Total assets	965,895

LIABILITIES
Professional fees payable	39,785
Custodian fees payable	39,782
Distribution fees payable - Class IB	136
Trustees’ fees payable	4
Accrued expenses	2,525

Total liabilities	82,232

NET ASSETS	$883,663

Net assets were comprised of:
Paid in capital	$943,706
Accumulated undistributed net investment income	1
Accumulated undistributed net realized gain	3,166
Unrealized depreciation on investments	(63,210)

Net assets	$883,663

Class IA
Net asset value, offering and redemption price per share, $71,694 / 10,314 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.95

Class IB
Net asset value, offering and redemption price per share, $811,969 / 116,388 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.98

STATEMENT OF OPERATIONS
For the Period Ended December 31, 2008*

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$14,525
Interest	39

Total income	14,564

EXPENSES
Professional fees	39,785
Custodian fees	39,782
Administrative fees	35,146
Investment management fees	224
Distribution fees - Class IB	136
Printing and mailing expenses	40
Trustees’ fees	4
Miscellaneous	2,486

Gross expenses	117,603
Less: Waiver from investment advisor	(35,370)
Reimbursement from investment advisor	(81,873)

Net expenses	360

NET INVESTMENT INCOME	14,204

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities (All realized loss from affiliates)	(1,279)
Net distribution of realized gain received from Underlying Portfolios (All gains received from affiliates)	5,528

Net realized gain	4,249
Net change in unrealized depreciation on securities	(63,210)

NET REALIZED AND UNREALIZED LOSS	(58,961)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,757)

STATEMENT OF CHANGES IN NET ASSETS	January 2, 2008* to December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,204
Net realized gain on investments	4,249
Net change in unrealized depreciation on investments	(63,210)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(44,757)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,020)
Class IB	(12,467)

(14,487)

Distributions from net realized capital gains
Class IA	(111)
Class IB	(711)

(822)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(15,309)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 314 shares ]	2,131

Class IB
Capital shares sold [ 104,752 shares ]	730,554
Capital shares issued in reinvestment of dividends and distributions [ 1,945 shares ]	13,178
Capital shares repurchased [ (309) shares ]	(2,134)

Total Class IB transactions	741,598

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	743,729

TOTAL INCREASE IN NET ASSETS	683,663
NET ASSETS:
Beginning of period	200,000

End of period (a)	$883,663

(a) Includes accumulated undistributed net investment income of	$1

* The Portfolio commenced operations on January 2, 2008.

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS AGGRESSIVE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value:
Affiliated Issuers (Cost $937,818)	$638,953
Unaffiliated Issuers (Amortized Cost $33)	33
Receivable from investment manager	81,705
Receivable for securities sold	14

Total assets	720,705

LIABILITIES
Professional fees payable	39,785
Custodian fees payable	39,782
Distribution fees payable - Class IB	308
Payable to Separate Accounts for Trust shares redeemed	15
Trustees’ fees payable	4
Accrued expenses	2,526

Total liabilities	82,420

NET ASSETS	$638,285

Net assets were comprised of:
Paid in capital	$932,107
Accumulated undistributed net investment income	1
Accumulated undistributed net realized gain	5,042
Unrealized depreciation on investments	(298,865)

Net assets	$638,285

Class IA
Net asset value, offering and redemption price per share, $64,257 / 10,275 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.25

Class IB
Net asset value, offering and redemption price per share, $574,028 / 91,817 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.25

STATEMENT OF OPERATIONS
For the Period Ended December 31, 2008*

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$14,606
Interest	47

Total income	14,653

EXPENSES
Professional fees	39,785
Custodian fees	39,782
Administrative fees	35,400
Investment management fees	393
Distribution fees - Class IB	308
Printing and mailing expenses	40
Trustees’ fees	4
Miscellaneous	2,486

Gross expenses	118,198
Less: Waiver from investment advisor	(35,793)
Reimbursement from investment advisor	(81,705)

Net expenses	700

NET INVESTMENT INCOME	13,953

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on securities (All realized loss from affiliates)	(1,657)
Net distribution of realized gain received from Underlying Portfolios (All gains received from affiliates)	8,619

Net realized gain	6,962
Net change in unrealized depreciation on securities	(298,865)

NET REALIZED AND UNREALIZED LOSS	(291,903)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(277,950)

STATEMENT OF CHANGES IN NET ASSETS	January 2, 2008* to December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,953
Net realized gain on investments	6,962
Net change in unrealized depreciation on investments	(298,865)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(277,950)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,517)
Class IB	(12,993)

(14,510)

Distributions from net realized capital gains
Class IA	(139)
Class IB	(1,246)

(1,385)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(15,895)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 275 shares ]	1,656

Class IB
Capital shares sold [ 79,796 shares ]	718,683
Capital shares issued in reinvestment of dividends and distributions [ 2,363 shares ]	14,239
Capital shares repurchased [ (342) shares ]	(2,448)

Total Class IB transactions	730,474

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	732,130

TOTAL INCREASE IN NET ASSETS	438,285
NET ASSETS:
Beginning of period	200,000

End of period (a)	$638,285

(a) Includes undistributed net investment income of.	$1

* The Portfolio commenced operations on January 2, 2008.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value
(Cost $5,439,928,056) (Securities on loan at market value $813,159,599)	$4,996,350,179
Cash	760,173
Cash held as collateral at broker	15,974,515
Dividends, interest and other receivables	8,773,992
Receivable from investment manager	5,321,434
Receivable from Separate Accounts for Trust shares sold	1,481,574
Variation margin receivable on futures contracts	314,991
Other assets	22,990

Total assets	5,028,999,848

LIABILITIES
Payable for return of cash collateral on securities loaned	822,718,269
Payable to Separate Accounts for Trust shares redeemed	2,899,109
Distribution fees payable - Class IB	211,597
Trustees’ fees payable	158,673
Accrued expenses	203,621

Total liabilities	826,191,269

NET ASSETS	$4,202,808,579

Net assets were comprised of:
Paid in capital	$7,647,084,453
Accumulated undistributed net investment income	472,006
Accumulated net realized loss	(3,001,569,439)
Unrealized depreciation on investments and futures	(443,178,441)

Net assets	$4,202,808,579

Class IA
Net asset value, offering and redemption price per share, $3,168,157,148 / 285,144,671 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.11

Class IB
Net asset value, offering and redemption price per share, $1,034,651,431 / 93,628,598 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.05

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $200,885 foreign withholding tax)	$137,003,929
Interest	1,127,433
Securities lending (net)	6,589,572

Total income	144,720,934

EXPENSES
Investment management fees	30,691,371
Administrative fees	6,506,611
Distribution fees - Class IB	3,939,010
Printing and mailing expenses	1,281,761
Professional fees	198,372
Trustees’ fees	127,172
Custodian fees	24,999
Miscellaneous	188,276

Gross expenses	42,957,572
Less: Fees paid indirectly	(9,223,599)

Net expenses	33,733,973

NET INVESTMENT INCOME	110,986,961

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities ($98,151,059 of realized loss from affiliates)	(2,255,598,887)
Futures	(2,046,141)

Net realized loss	(2,257,645,028)

Change in unrealized appreciation (depreciation) on:
Securities	(1,326,908,839)
Futures	569,536

Net change in unrealized depreciation	(1,326,339,303)

NET REALIZED AND UNREALIZED LOSS	(3,583,984,331)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,472,997,370)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$110,986,961	$104,383,037
Net realized gain (loss) on investments and futures	(2,257,645,028)	674,116,769
Net change in unrealized depreciation on investments and futures	(1,326,339,303)	(432,781,324)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,472,997,370)	345,718,482

DIVIDENDS:
Dividends from net investment income
Class IA	(85,506,295)	(83,043,509)
Class IB	(25,281,140)	(21,688,319)

TOTAL DIVIDENDS	(110,787,435)	(104,731,828)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,459,095 and 2,703,693 shares, respectively ]	68,844,713	55,238,691
Capital shares issued in reinvestment of dividends [ 7,710,050 and 4,172,376 shares, respectively ]	85,506,295	83,043,509
Capital shares repurchased [ (44,049,151) and (49,220,641) shares, respectively ]	(706,560,649)	(1,008,118,370)

Total Class IA transactions	(552,209,641)	(869,836,170)

Class IB
Capital shares sold [ 7,777,018 and 6,810,943 shares, respectively ]	123,239,453	139,060,368
Capital shares issued in reinvestment of dividends [ 2,291,393 and 1,095,569 shares, respectively ]	25,281,140	21,688,319
Capital shares repurchased [ (20,153,742) and (24,318,367) shares, respectively ]	(325,543,073)	(495,754,829)

Total Class IB transactions	(177,022,480)	(335,006,142)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(729,232,121)	(1,204,842,312)

TOTAL DECREASE IN NET ASSETS	(4,313,016,926)	(963,855,658)
NET ASSETS:
Beginning of year	8,515,825,505	9,479,681,163

End of year (a)	$4,202,808,579	$8,515,825,505

(a) Includes accumulated undistributed net investment income of	$472,006	$310,658

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $863,212,235) (Securities on loan at market value $85,193,200)	$855,888,018
Dividends, interest and other receivables	5,023,605
Receivable from Separate Accounts for Trust shares sold	530,787
Receivable for securities sold	513,307
Other assets	2,590

Total assets	861,958,307

LIABILITIES
Payable for return of cash collateral on securities loaned	69,138,216
Payable to Separate Accounts for Trust shares redeemed	1,832,552
Investment management fees payable	332,906
Distribution fees payable - Class IB	117,474
Administrative fees payable	70,218
Trustees’ fees payable	10,425
Accrued expenses	129,551

Total liabilities	71,631,342

NET ASSETS	$790,326,965

Net assets were comprised of:
Paid in capital	$809,536,085
Accumulated overdistributed net investment income	(9,357)
Accumulated net realized loss	(11,875,546)
Unrealized depreciation on investments	(7,324,217)

Net assets	$790,326,965

Class IA
Net asset value, offering and redemption price per share, $233,131,938 / 23,566,905 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.89

Class IB
Net asset value, offering and redemption price per share, $557,195,027 / 56,658,975 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.83

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$31,763,904
Securities lending (net)	831,404

Total income	32,595,308

EXPENSES
Investment management fees	3,714,637
Distribution fees - Class IB	1,278,578
Administrative fees	777,252
Printing and mailing expenses	205,052
Professional fees	70,054
Trustees’ fees	13,349
Miscellaneous	19,146

Total expenses	6,078,068

NET INVESTMENT INCOME	26,517,240

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on securities	17,430,846
Net change in unrealized depreciation on securities	(19,072,961)

NET REALIZED AND UNREALIZED GAIN	(1,642,115)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,875,125

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$26,517,240	$29,887,126
Net realized gain on investments	17,430,846	1,096,756
Net change in unrealized appreciation (depreciation) on investments	(19,072,961)	15,721,414

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	24,875,125	46,705,296

DIVIDENDS:
Dividends from net investment income
Class IA	(8,083,411)	(10,373,012)
Class IB	(17,860,648)	(20,090,157)

TOTAL DIVIDENDS	(25,944,059)	(30,463,169)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 6,882,021 and 3,912,990 shares, respectively ]	68,849,764	38,795,574
Capital shares issued in reinvestment of dividends [ 814,547 and 1,056,275 shares, respectively ]	8,083,411	10,373,012
Capital shares repurchased [ (7,159,521) and (4,935,110) shares, respectively ]	(71,636,041)	(48,825,099)

Total Class IA transactions	5,297,134	343,487

Class IB
Capital shares sold [ 29,336,698 and 10,099,316 shares, respectively ]	291,634,234	99,786,516
Capital shares issued in reinvestment of dividends [ 1,810,216 and 2,057,756 shares, respectively ]	17,860,648	20,090,157
Capital shares repurchased [ (22,352,875) and (14,874,226) shares, respectively ]	(221,999,197)	(146,662,293)

Total Class IB transactions	87,495,685	(26,785,620)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	92,792,819	(26,442,133)

TOTAL INCREASE (DECREASE) IN NET ASSETS	91,723,885	(10,200,006)
NET ASSETS:
Beginning of year	698,603,080	708,803,086

End of year (a)	$790,326,965	$698,603,080

(a) Includes accumulated overdistributed net investment income of	$(9,357)	$(15,883)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $2,453,102,150) (Securities on loan at market value $279,167,241)	$1,876,510,795
Foreign Cash (Cost $2,532,705)	2,687,928
Unrealized appreciation of forward foreign currency contracts	3,754,850
Dividends, interest and other receivables	2,983,898
Receivable from Separate Accounts for Trust shares sold	342,633
Other assets	12,552

Total assets	1,886,292,656

LIABILITIES
Payable for return of cash collateral on securities loaned	297,097,154
Unrealized depreciation of forward foreign currency contracts	9,954,284
Payable to Separate Accounts for Trust shares redeemed	1,948,942
Investment management fees payable	871,502
Distribution fees payable - Class IB	162,413
Administrative fees payable	131,464
Trustees’ fees payable	29,960
Accrued expenses	1,122,453

Total liabilities	311,318,172

NET ASSETS	$1,574,974,484

Net assets were comprised of:
Paid in capital	$2,756,846,708
Accumulated undistributed net investment income	45,054
Accumulated overdistributed net realized gain	(599,233,033)
Unrealized depreciation on investments and foreign currency translations	(582,684,245)

Net assets	$1,574,974,484

Class IA
Net asset value, offering and redemption price per share, $767,423,230 / 114,452,545 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.71

Class IB
Net asset value, offering and redemption price per share, $807,551,254 / 122,329,001 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.60

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $9,721,464 foreign withholding tax)	$90,905,453
Interest	677,281
Securities lending (net)	5,353,039

Total income	96,935,773

EXPENSES
Investment management fees	18,735,024
Distribution fees - Class IB	3,340,240
Administrative fees	2,675,192
Custodian fees	1,549,999
Printing and mailing expenses	503,947
Professional fees	127,792
Trustees’ fees	55,388
Miscellaneous	101,373

Gross expenses	27,088,955
Less: Waiver from investment advisor	(1,300,439)
Fees paid indirectly	(470)

Net expenses	25,788,046

NET INVESTMENT INCOME	71,147,727

REALIZED AND UNREALIZED LOSS
Realized loss on:
Securities	(580,212,095)
Futures	(5,264,605)
Foreign currency transactions	(2,637,964)

Net realized loss	(588,114,664)

Change in unrealized depreciation on:
Securities	(1,163,676,476)
Futures	(394,983)
Foreign currency translations	(6,168,371)

Net change in unrealized depreciation	(1,170,239,830)

NET REALIZED AND UNREALIZED LOSS	(1,758,354,494)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,687,206,767)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$71,147,727	$52,177,543
Net realized gain (loss) on investments, futures and foreign currency transactions	(588,114,664)	303,405,972
Net change in unrealized depreciation on investments, futures and foreign currency translations	(1,170,239,830)	(4,349,332)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,687,206,767)	351,234,183

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(36,519,094)	(25,773,079)
Class IB	(36,124,176)	(21,549,917)

	(72,643,270)	(47,322,996)

Distributions from net realized capital gains
Class IA	(21,465,582)	(149,990,902)
Class IB	(22,600,402)	(150,797,028)

	(44,065,984)	(300,787,930)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(116,709,254)	(348,110,926)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 5,164,384 and 6,764,453 shares, respectively ]	57,717,249	103,985,701
Capital shares issued in reinvestment of dividends and distributions [ 7,012,875 and 12,392,795 shares, respectively ]	57,984,676	175,763,981
Capital shares repurchased [ (16,134,178) and (11,894,484) shares, respectively ]	(173,048,990)	(181,809,290)

Total Class IA transactions	(57,347,065)	97,940,392

Class IB
Capital shares sold [ 17,779,042 and 30,149,971 shares, respectively ]	195,914,906	459,440,397
Capital shares issued in reinvestment of dividends and distributions [ 7,155,697 and 12,349,691 shares, respectively ]	58,724,578	172,346,945
Capital shares repurchased [ (24,641,041) and (14,875,309) shares, respectively ]	(271,330,699)	(224,657,676)

Total Class IB transactions	(16,691,215)	407,129,666

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(74,038,280)	505,070,058

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,877,954,301)	508,193,315
NET ASSETS:
Beginning of year	3,452,928,785	2,944,735,470

End of year (a)	$1,574,974,484	$3,452,928,785

(a) Includes accumulated undistributed net investment income of	$45,054	$4,196,953

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $1,071,580,731) (Securities on loan at market value 290,126,208)	$997,904,781
Cash	1,350,381
Receivable for securities sold	2,487,994
Dividends, interest and other receivables	676,110
Receivable from Separate Accounts for Trust shares sold	665,016
Other assets	4,549

Total assets	1,003,088,831

LIABILITIES
Payable for return of cash collateral on securities loaned	288,571,432
Payable for securities purchased	2,253,602
Payable to Separate Accounts for Trust shares redeemed	1,105,117
Investment management fees payable	422,780
Distribution fees payable - Class IB	79,592
Administrative fees payable	59,701
Trustees’ fees payable	13,954
Accrued expenses	55,563

Total liabilities	292,561,741

NET ASSETS	$710,527,090

Net assets were comprised of:
Paid in capital	$1,076,589,880
Accumulated undistributed net investment income	199,013
Accumulated overdistributed net realized gain	(292,585,853)
Unrealized depreciation on investments	(73,675,950)

Net assets	$710,527,090

Class IA
Net asset value, offering and redemption price per share, $308,472,279 / 33,977,007 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.08

Class IB
Net asset value, offering and redemption price per share, $402,054,811 / 45,895,841 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.76

STATEMENT OF OPERATIONS
For the Year End December 31, 2008

INVESTMENT INCOME
Dividends (net of $229 foreign withholding tax)	$4,626,212
Interest	334,743
Securities lending (net)	5,886,267

Total income	10,847,222

EXPENSES
Investment management fees	7,793,778
Distribution fees - Class IB	1,512,180
Administrative fees	1,082,692
Printing and mailing expenses	215,437
Professional fees	74,087
Custodian fees	48,501
Trustees’ fees	22,489
Miscellaneous	38,133

Gross expenses	10,787,297
Less: Fees paid indirectly	(187,697)

Net expenses	10,599,600

NET INVESTMENT INCOME	247,622

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(287,777,000)
Net change in unrealized depreciation on securities	(295,221,599)

NET REALIZED AND UNREALIZED LOSS	(582,998,599)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(582,750,977)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$247,622	$(5,165,001)
Net realized gain (loss) on investments	(287,777,000)	170,887,378
Net change in unrealized appreciation (depreciation) on investments	(295,221,599)	28,666,377

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(582,750,977)	194,388,754

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(40,974)	—

Distributions from net realized capital gains
Class IA	(607,203)	(76,801,501)
Class IB	(849,706)	(112,316,140)

	(1,456,909)	(189,117,641)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,497,883)	(189,117,641)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 6,458,812 and 3,173,153 shares, respectively ]	86,186,986	56,987,597
Capital shares issued in reinvestment of dividends and distributions [ 46,351 and 4,795,483 shares, respectively ]	648,177	76,801,501
Capital shares repurchased [ (5,654,499) and (5,974,529) shares, respectively ]	(71,752,548)	(105,191,055)

Total Class IA transactions	15,082,615	28,598,043

Class IB
Capital shares sold [ 7,839,675 and 7,041,278 shares, respectively ]	99,978,594	124,735,441
Capital shares issued in reinvestment of dividends and distributions [ 60,497 and 7,246,244 shares, respectively ]	849,706	112,316,140
Capital shares repurchased [ (10,695,902) and (10,796,839) shares, respectively ]	(135,668,785)	(186,866,401)

Total Class IB transactions	(34,840,485)	50,185,180

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(19,757,870)	78,783,223

TOTAL INCREASE (DECREASE) IN NET ASSETS	(604,006,730)	84,054,336
NET ASSETS:
Beginning of year	1,314,533,820	1,230,479,484

End of year (a)	$710,527,090	$1,314,533,820

(a) Includes accumulated undistributed net investment income of	$199,013	$106,298

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $71,253,447)	$48,224,098
Dividends, interest and other receivables	214,355
Receivable from Separate Accounts for Trust shares sold	34,059
Other assets	245

Total assets	48,472,757

LIABILITIES
Investment management fees payable	19,698
Distribution fees payable - Class IB	9,269
Administrative fees payable	6,394
Payable to Separate Accounts for Trust shares redeemed	2,730
Trustees’ fees payable	160
Accrued expenses	57,151

Total liabilities	95,402

NET ASSETS	$48,377,355

Net assets were comprised of:
Paid in capital	$75,807,149
Accumulated undistributed net investment income	26,806
Accumulated overdistributed net realized gain	(4,427,251)
Unrealized depreciation on investments	(23,029,349)

Net assets	$48,377,355

Class IA
Net asset value, offering and redemption price per share, $1,188,697 / 179,324 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.63

Class IB
Net asset value, offering and redemption price per share, $47,188,658 / 7,104,975 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.64

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends	$1,062,902
Interest	39,443
Securities lending (net)	42,245

Total income	1,144,590

EXPENSES
Investment management fees	419,384
Distribution fees - Class IB	137,603
Administrative fees	86,202
Professional fees	47,177
Printing and mailing expenses	15,957
Custodian fees	7,701
Trustees’ fees	1,120
Miscellaneous	4,012

Gross expenses	719,156
Less: Waiver from investment advisor	(79,197)
Fees paid indirectly	(23,039)

Net expenses	616,920

NET INVESTMENT INCOME	527,670

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(4,417,797)

Net change in unrealized depreciation on securities	(23,056,683)

NET REALIZED AND UNREALIZED LOSS	(27,474,480)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,946,810)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$527,670	$250,821
Net realized gain (loss) on investments	(4,417,797)	461,472
Net change in unrealized depreciation on investments	(23,056,683)	(2,956,818)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(26,946,810)	(2,244,525)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(15,463)	(3,809)
Class IB	(485,914)	(247,845)

	(501,377)	(251,654)

Distributions from net realized capital gains
Class IA	(5,164)	(4,390)
Class IB	(193,727)	(472,311)

	(198,891)	(476,701)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(700,268)	(728,355)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 157,229 and 45,006 shares, respectively ]	1,389,570	546,310
Capital shares issued in reinvestment of dividends and distributions [ 2,903 and 742 shares, respectively ]	20,627	8,199
Capital shares repurchased [ (33,289) and (3,424) shares, respectively ]	(338,889)	(39,641)

Total Class IA transactions	1,071,308	514,868

Class IB
Capital shares sold [ 3,567,955 and 3,414,731 shares, respectively ]	31,617,354	40,261,246
Capital shares issued in reinvestment of dividends and distributions [ 94,241 and 64,744 shares, respectively ]	679,641	720,156
Capital shares repurchased [ (2,106,670) and (1,363,674) shares, respectively ]	(18,686,347)	(15,808,822)

Total Class IB transactions	13,610,648	25,172,580

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	14,681,956	25,687,448

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,965,122)	22,714,568
NET ASSETS:
Beginning of year	61,342,477	38,627,909

End of year (a)	$48,377,355	$61,342,477

(a) Includes accumulated undistributed net investment income of	$26,806	$1,501

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $178,847,135)	$170,473,176
Repurchase Agreements (Amortized Cost $11,034,648)	11,034,648
Deposits with broker and custodian bank for securities sold short (Cost $159,785,592)	159,785,592
Receivable for securities sold	3,273,048
Dividends, interest and other receivables	149,885
Receivable from Separate Accounts for Trust shares sold	52,739
Other assets	2,652

Total assets	344,771,740

LIABILITIES
Securities sold short (Proceeds received $186,440,578)	165,045,594
Payable for securities purchased	1,577,063
Dividend payable for securities sold short	210,204
Investment management fees payable	204,049
Distribution fees payable - Class IB	32,856
Administrative fees payable	26,905
Payable to Separate Accounts for Trust shares redeemed	25,775
Trustees’ fees payable	1,377
Accrued expenses	100,449

Total liabilities	167,224,272

NET ASSETS	$177,547,468

Net assets were comprised of:
Paid in capital	$183,393,159
Accumulated undistributed net investment income	2
Accumulated net realized loss	(18,866,718)
Unrealized appreciation on investments	13,021,025

Net assets	$177,547,468

Class IA
Net asset value, offering and redemption price per share, $10,839,805 / 1,071,520 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.12

Class IB
Net asset value, offering and redemption price per share, $166,707,663 / 16,520,284 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.09

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $322 withholding tax)	$2,476,897
Interest	2,611,841

Total income	5,088,738

EXPENSES
Dividend expense for securities sold short	3,177,849
Investment management fees	2,482,627
Distribution fees - Class IB	406,065
Administrative fees	206,802
Transfer agent fees	48,538
Professional fees	40,102
Fund accounting fees	35,000
Custodian fees	18,252
Trustees’ fees	3,085
Miscellaneous	3,889

Gross expenses	6,422,209

NET INVESTMENT LOSS	(1,333,471)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(54,843,343)
Securities sold short	71,131,328

Net realized gain	16,287,985
Net change in unrealized depreciation on securities	(26,496,410)

NET REALIZED AND UNREALIZED LOSSES	(10,208,425)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,541,896)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,333,471)	$3,757,010
Net realized gain (loss) on investments	16,287,985	(13,659,984)
Net change in unrealized appreciation (depreciation) on investments	(26,496,410)	15,061,126

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,541,896)	5,158,152

DIVIDENDS:
Dividends from net investment income
Class IA*	(28,474)	(366,421)
Class IB	(295,440)	(3,162,583)

TOTAL DIVIDENDS	(323,914)	(3,529,004)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [ 139,516 and 1,707,799 shares, respectively ]	1,476,330	18,367,101
Capital shares issued in reinvestment of dividends [ 2,735 and 34,430 shares, respectively ]	28,474	366,421
Capital shares repurchased [ (708,566) and (104,394) shares, respectively ]	(7,302,523)	(1,110,226)

Total Class IA transactions	(5,797,719)	17,623,296

Class IB
Capital shares sold [ 7,391,143 and 3,289,187 shares, respectively ]	77,841,525	35,292,980
Capital shares issued in reinvestment of dividends [ 28,435 and 297,148 shares, respectively ]	295,440	3,162,583
Capital shares repurchased [ (5,768,412) and (4,509,099) shares, respectively ]	(59,824,669)	(48,014,891)

Total Class IB transactions	18,312,296	(9,559,328)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	12,514,577	8,063,968

TOTAL INCREASE IN NET ASSETS	648,767	9,693,116
NET ASSETS:
Beginning of year	176,898,701	167,205,585

End of year (a)	$177,547,468	$176,898,701

(a) Includes accumulated undistributed net investment income of	$2	$392,912

* Class IA commenced operations on June 15, 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $4,046,523,187) (Securities on loan at market value 76,765,362)	$2,986,731,109
Dividends, interest and other receivables	6,825,014
Receivable for securities sold	5,783,138
Receivable from Separate Accounts for Trust shares sold	1,495,733
Other assets	18,090

Total assets	3,000,853,084

LIABILITIES
Payable for return of cash collateral on securities loaned	77,003,310
Payable for securities purchased	2,765,712
Payable to Separate Accounts for Trust shares redeemed	1,487,982
Investment management fees payable	1,324,090
Administrative fees payable	241,922
Distribution fees payable - Class IB	196,567
Trustees’ fees payable	21,529
Accrued expenses	151,842

Total liabilities	83,192,954

NET ASSETS	$2,917,660,130

Net assets were comprised of:
Paid in capital	$4,380,911,022
Accumulated undistributed net investment income	2,501,266
Accumulated overdistributed net realized gain	(405,960,080)
Unrealized depreciation on investments	(1,059,792,078)

Net assets	$2,917,660,130

Class IA
Net asset value, offering and redemption price per share, $1,948,562,645 / 201,587,359 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.67

Class IB
Net asset value, offering and redemption price per share, $969,097,485 / 100,013,786 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.69

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $1,475 foreign withholding tax)	$98,774,416
Interest	1,681,451
Securities lending (net)	524,757

Total income	100,980,624

EXPENSES
Investment management fees	20,284,023
Administrative fees	3,721,649
Distribution fees - Class IB	3,233,080
Printing and mailing expenses	814,049
Professional fees	104,477
Trustees’ fees	73,579
Custodian fees	14,999
Miscellaneous	106,129

Gross expenses	28,351,985
Less: Fees paid indirectly	(258,374)

Net expenses	28,093,611

NET INVESTMENT INCOME	72,887,013

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(389,287,672)
Options written	3,665,426

Net realized loss	(385,622,246)

Change in unrealized depreciation on:
Securities	(1,292,989,951)
Options written	(693,328)

Net change in unrealized depreciation	(1,293,683,279)

NET REALIZED AND UNREALIZED LOSS	(1,679,305,525)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,606,418,512)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$72,887,013	$52,577,087
Net realized gain (loss) on investments and options written	(385,622,246)	304,322,932
Net change in unrealized depreciation on investments and options written	(1,293,683,279)	(323,618,547)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,606,418,512)	33,281,472

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(48,865,200)	(34,495,069)
Class IB	(21,973,995)	(18,028,696)

	(70,839,195)	(52,523,765)

Distributions from net realized capital gains
Class IA	(11,532,356)	(194,439,681)
Class IB	(6,143,579)	(124,880,805)

	(17,675,935)	(319,320,486)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(88,515,130)	(371,844,251)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 43,737,151 and 38,093,424 shares, respectively ]	590,728,352	672,703,860
Capital shares issued in reinvestment of dividends and distributions [ 5,911,180 and 14,786,304 shares, respectively ]	60,397,556	228,934,750
Capital shares repurchased [ (8,694,119) and (4,719,473) shares, respectively ]	(118,645,847)	(84,098,820)

Total Class IA transactions	532,480,061	817,539,790

Class IB
Capital shares sold [ 13,650,737 and 11,789,015 shares, respectively ]	177,762,773	208,361,174
Capital shares issued in reinvestment of dividends and distributions [ 2,721,383 and 9,202,577 shares, respectively ]	28,117,574	142,909,501
Capital shares repurchased [ (17,294,675) and (15,961,650) shares, respectively ]	(226,571,436)	(281,974,691)

Total Class IB transactions	(20,691,089)	69,295,984

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	511,788,972	886,835,774

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,183,144,670)	548,272,995
NET ASSETS:
Beginning of year	4,100,804,800	3,552,531,805

End of year (a)	$2,917,660,130	$4,100,804,800

(a) Includes accumulated undistributed net investment income of	$2,501,266	$476,044

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $2,230,472,314) (Securities on loan at market value $184,049,435)	$1,833,523,103
Foreign Cash (Cost $4,809,715)	4,800,041
Receivable for securities sold	5,541,477
Dividends, interest and other receivables	3,279,055
Receivable from Separate Accounts for Trust shares sold	1,991,514
Other assets	11,600

Total assets	1,849,146,790

LIABILITIES
Overdraft payable	165,795
Payable for return of cash collateral on securities loaned	195,373,198
Payable for securities purchased	1,459,773
Payable to Separate Accounts for Trust shares redeemed	1,172,085
Investment management fees payable	1,055,799
Distribution fees payable - Class IB	186,830
Administrative fees payable	136,178
Trustees’ fees payable	14,084
Accrued expenses	913,458

Total liabilities	200,477,200

NET ASSETS	$1,648,669,590

Net assets were comprised of:
Paid in capital	$2,700,865,090
Accumulated overdistributed net investment income	(896,776)
Accumulated overdistributed net realized gain	(654,266,540)
Unrealized depreciation on investments and foreign currency translations	(397,032,184)

Net assets	$1,648,669,590

Class IA
Net asset value, offering and redemption price per share, $715,592,012 / 82,536,987 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.67

Class IB
Net asset value, offering and redemption price per share, $933,077,578 / 107,570,283 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.67

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $9,189,311 foreign withholding tax)	$86,219,109
Interest	961,587
Securities lending (net)	3,962,849

Total income	91,143,545

EXPENSES
Investment management fees	19,251,875
Distribution fees - Class IB	3,432,117
Administrative fees	2,401,191
Custodian fees	1,824,999
Printing and mailing expenses	475,140
Professional fees	84,515
Trustees’ fees	49,396
Miscellaneous	81,181

Gross expenses	27,600,414
Less: Waiver from investment advisor	(492,316)

Net expenses	27,108,098

NET INVESTMENT INCOME	64,035,447

REALIZED AND UNREALIZED LOSS
Realized loss on:
Securities	(646,701,971)
Foreign currency transactions	(4,539,865)

Net realized loss	(651,241,836)

Change in unrealized depreciation on:
Securities	(672,865,691)
Foreign currency translations	(101,359)

Net change in unrealized depreciation	(672,967,050)

NET REALIZED AND UNREALIZED LOSS	(1,324,208,886)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,260,173,439)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$64,035,447	$48,436,667
Net realized gain (loss) on investments and foreign currency transactions	(651,241,836)	342,006,961
Net increase from payments by unaffiliated service providers	—	10,000,000
Net change in unrealized depreciation on investments and foreign currency translations	(672,967,050)	(143,605,849)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,260,173,439)	256,837,779

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(24,732,503)	(24,876,205)
Class IB	(30,011,350)	(33,470,392)

	(54,743,853)	(58,346,597)

Distributions from net realized capital gains
Class IA	(23,809,393)	(117,212,503)
Class IB	(34,035,251)	(180,012,452)

	(57,844,644)	(297,224,955)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(112,588,497)	(355,571,552)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 13,273,704 and 26,046,841 shares, respectively ]	169,649,319	462,787,916
Capital shares issued in reinvestment of dividends and distributions [ 4,591,066 and 9,144,709 shares, respectively ]	48,541,896	142,088,708
Capital shares repurchased [ (9,953,822) and (1,365,716) shares, respectively ]	(137,390,643)	(24,382,743)

Total Class IA transactions	80,800,572	580,493,881

Class IB
Capital shares sold [ 12,227,522 and 18,548,403 shares, respectively ]	152,249,423	324,035,347
Capital shares issued in reinvestment of dividends and distributions [ 5,955,370 and 13,728,101 shares, respectively ]	64,046,601	213,482,844
Capital shares repurchased [ (22,678,867) and (19,483,612) shares, respectively ]	(286,591,566)	(343,758,197)

Total Class IB transactions	(70,295,542)	193,759,994

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	10,505,030	774,253,875

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,362,256,906)	675,520,102
NET ASSETS:
Beginning of year	3,010,926,496	2,335,406,394

End of year (a)	$1,648,669,590	$3,010,926,496

(a) Includes accumulated overdistributed net investment income of	$(896,776)	$(9,825,464)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $63,906,744)	$64,679,068
Dividends, interest and other receivables	595,989
Receivable for securities sold	475,199
Receivable from Separate Accounts for Trust shares sold	28,817
Other assets	713

Total assets	65,779,786

LIABILITIES
Payable for securities purchased	707,923
Payable to Separate Accounts for Trust shares redeemed	70,521
Administrative fees payable	877
Distribution fees payable - Class IB	712
Trustees’ fees payable	642
Accrued expenses	98,276

Total liabilities	878,951

NET ASSETS	$64,900,835

Net assets were comprised of:
Paid in capital	$65,093,910
Accumulated overdistributed net investment income	(726)
Accumulated net realized loss	(964,673)
Unrealized appreciation on investments	772,324

Net assets	$64,900,835

Class IA
Net asset value, offering and redemption price per share, $61,518,730 / 6,017,369 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.22

Class IB
Net asset value, offering and redemption price per share, $3,382,105 / 330,307 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.24

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$2,978,676
Securities lending (net)	36,448

Total income	3,015,124

EXPENSES
Investment management fees	215,983
Administrative fees	92,024
Custodian fees	48,500
Professional fees	47,891
Printing and mailing expenses	21,030
Distribution fees - Class IB	5,832
Trustees’ fees	1,193
Miscellaneous	31,544

Gross expenses	463,997
Less: Waiver from investment advisor	(180,468)

Net expenses	283,529

NET INVESTMENT INCOME	2,731,595

REALIZED AND UNREALIZED GAIN
Net realized gain on securities	56,176
Net change in unrealized appreciation on securities	73,884

NET REALIZED AND UNREALIZED GAIN	130,060

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,861,655

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2008	2007
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,731,595	$1,984,990
Net realized gain on investments	56,176	56,527
Net change in unrealized appreciation on investments	73,884	508,431

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,861,655	2,549,948

DIVIDENDS:
Dividends from net investment income
Class IA	(2,625,102)	(1,961,807)
Class IB	(136,806)	(48,297)

TOTAL DIVIDENDS	(2,761,908)	(2,010,104)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,323,881 and 783,169 shares, respectively ]	44,492,251	8,005,854
Capital shares issued in reinvestment of dividends [ 257,904 and 195,857 shares, respectively ]	2,625,102	1,961,807
Capital shares repurchased [ (2,323,726) and (1,245,614) shares, respectively ]	(23,729,118)	(12,761,418)

Total Class IA transactions	23,388,235	(2,793,757)

Class IB
Capital shares sold [ 267,408 and 43,343 shares, respectively ]	2,741,809	441,242
Capital shares issued in reinvestment of dividends [ 13,419 and 4,814 shares, respectively ]	136,806	48,297
Capital shares repurchased [ (48,707) and (9,651) shares, respectively ]	(499,582)	(98,811)

Total Class IB transactions	2,379,033	390,728

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	25,767,268	(2,403,029)

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,867,015	(1,863,185)
NET ASSETS:
Beginning of year	39,033,820	40,897,005

End of year (a)	$64,900,835	$39,033,820

(a) Includes accumulated overdistributed net investment income of	$(726)	$(1,957)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $699,908,976) (Securities on loan at market value $8,583,240)	$645,466,879
Receivable for securities sold	33,390,541
Dividends, interest and other receivables	1,502,022
Receivable from Separate Accounts for Trust shares sold	856,662
Other assets	1,674

Total assets	681,217,778

LIABILITIES
Payable for securities purchased	47,715,399
Payable for return of cash collateral on securities loaned	8,718,352
Investment management fees payable	284,342
Payable to Separate Accounts for Trust shares redeemed	136,135
Administrative fees payable	53,055
Distribution fees payable - Class IB	49,623
Trustees’ fees payable	1,510
Accrued expenses	121,170

Total liabilities	57,079,586

NET ASSETS	$624,138,192

Net assets were comprised of:
Paid in capital	$741,260,209
Accumulated overdistributed net investment income	(900)
Accumulated overdistributed net realized gain	(62,679,020)
Unrealized depreciation on investments	(54,442,097)

Net assets	$624,138,192

Class IA
Net asset value, offering and redemption price per share, $376,369,435 / 88,329,716 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.26

Class IB
Net asset value, offering and redemption price per share, $247,768,757 / 57,977,350 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.27

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $73,613 foreign withholding tax)	$16,350,861
Interest	194,783
Securities lending (net)	271,508

Total income	16,817,152

EXPENSES
Investment management fees	3,242,863
Distribution fees - Class IB	729,566
Administrative fees	464,936
Printing and mailing expenses	133,084
Professional fees	53,443
Custodian fees	27,000
Trustees’ fees	8,224
Miscellaneous	11,964

Gross expenses	4,671,080
Less: Waiver from investment advisor	(485,866)

Net expenses	4,185,214

NET INVESTMENT INCOME	12,631,938

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(62,978,662)
Net change in unrealized depreciation on securities	(79,527,964)

NET REALIZED AND UNREALIZED LOSS	(142,506,626)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(129,874,688)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,631,938	$12,633,224
Net realized gain (loss) on investments	(62,978,662)	29,994,615
Net change in unrealized depreciation on investments	(79,527,964)	(25,455,690)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(129,874,688)	17,172,149

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(8,702,562)	(2,614,615)
Class IB	(6,919,156)	(6,379,656)

	(15,621,718)	(8,994,271)

Distributions from net realized capital gains
Class IA	(1,108,715)	(8,116,756)
Class IB	(3,413,143)	(23,307,626)

	(4,521,858)	(31,424,382)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(20,143,576)	(40,418,653)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 83,695,432 and 4,094,633 shares, respectively ]	359,224,127	29,131,293
Capital shares issued in reinvestment of dividends and distributions [ 2,205,477 and 1,648,786 shares, respectively ]	9,811,277	10,731,371
Capital shares repurchased [ (16,424,208) and (2,048,101) shares, respectively ]	(87,921,537)	(14,664,300)

Total Class IA transactions	281,113,867	25,198,364

Class IB
Capital shares sold [ 16,128,063 and 10,191,752 shares, respectively ]	85,513,172	73,247,240
Capital shares issued in reinvestment of dividends and distributions [ 2,108,249 and 4,537,584 shares, respectively ]	10,332,299	29,687,282
Capital shares repurchased [ (12,573,794) and (12,170,862) shares, respectively ]	(69,577,445)	(87,586,407)

Total Class IB transactions	26,268,026	15,348,115

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	307,381,893	40,546,479

TOTAL INCREASE IN NET ASSETS	157,363,629	17,299,975
NET ASSETS:
Beginning of year	466,774,563	449,474,588

End of year (a)	$624,138,192	$466,774,563

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(900)	$3,358,326

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $75,061,063)	$56,352,046
Foreign Cash (Cost $6,545)	5,691
Receivable for securities sold	491,509
Dividends, interest and other receivables	91,073
Receivable from Separate Accounts for Trust shares sold	29,733
Other assets	205

Total assets	56,970,257

LIABILITIES
Payable for securities purchased	562,697
Investment management fees payable	24,910
Payable to Separate Accounts for Trust shares redeemed	24,510
Distribution fees payable - Class IB	10,924
Administrative fees payable	7,219
Trustees’ fees payable	492
Accrued expenses	70,548

Total liabilities	701,300

NET ASSETS	$56,268,957

Net assets were comprised of:
Paid in capital	$86,675,605
Accumulated undistributed net investment income	25,583
Accumulated overdistributed net realized gain	(11,722,360)
Unrealized depreciation on investments and foreign currency translations	(18,709,871)

Net assets	$56,268,957

Class IA
Net asset value, offering and redemption price per share, $2,955,803 / 596,905 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.95

Class IB
Net asset value, offering and redemption price per share, $53,313,154 / 10,885,873 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.90

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $3,860 foreign withholding tax)	$1,054,121
Interest	32,926
Securities lending (net)	28,265

Total income	1,115,312

EXPENSES
Investment management fees	525,938
Distribution fees - Class IB	190,607
Administrative fees	111,354
Professional fees	49,600
Printing and mailing expenses	21,158
Custodian fees	5,600
Trustees’ fees	1,746
Miscellaneous	7,110

Gross expenses	913,113
Less: Waiver from investment advisor	(67,450)

Net expenses	845,663

NET INVESTMENT INCOME	269,649

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(11,678,773)

Change in unrealized depreciation on:
Securities	(34,445,840)
Foreign currency translations	(1,874)

Net change in unrealized depreciation	(34,447,714)

NET REALIZED AND UNREALIZED LOSS	(46,126,487)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(45,856,838)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$269,649	$235,458
Net realized gain (loss) on investments	(11,678,773)	5,261,717
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(34,447,714)	4,991,130

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(45,856,838)	10,488,305

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(20,157)	(30,279)
Class IB	(226,103)	(202,086)

	(246,260)	(232,365)

Distributions from net realized capital gains
Class IA	(64,422)	(289,788)
Class IB	(1,083,331)	(4,200,140)

	(1,147,753)	(4,489,928)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,394,013)	(4,722,293)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 43,475 and 34,580 shares, respectively ]	305,938	319,482
Capital shares issued in reinvestment of dividends and distributions [ 12,557 and 35,634 shares, respectively ]	84,579	320,067
Capital shares repurchased [ (162,838) and (179,320) shares, respectively ]	(1,177,084)	(1,649,103)

Total Class IA transactions	(786,567)	(1,009,554)

Class IB
Capital shares sold [ 3,060,889 and 2,767,968 shares, respectively ]	22,323,879	25,292,143
Capital shares issued in reinvestment of dividends and distributions [ 190,812 and 495,519 shares, respectively ]	1,309,434	4,402,226
Capital shares repurchased [ (2,718,004) and (2,185,934) shares, respectively ]	(20,022,451)	(19,860,685)

Total Class IB transactions	3,610,862	9,833,684

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,824,295	8,824,130

TOTAL INCREASE (DECREASE) IN NET ASSETS	(44,426,556)	14,590,142
NET ASSETS:
Beginning of year	100,695,513	86,105,371

End of year (a)	$56,268,957	$100,695,513

(a) Includes accumulated undistributed net investment income of	$25,583	$2,834

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

ASSETS
Investments at value (Cost $405,712,287)	$286,770,872
Cash	130,231
Dividends, interest and other receivables	440,753
Receivable from Separate Accounts for Trust shares sold	54,689
Other assets	1,687

Total assets	287,398,232

LIABILITIES
Payable for securities purchased	915,720
Payable to Separate Accounts for Trust shares redeemed	173,474
Investment management fees payable	128,370
Distribution fees payable - Class IB	58,361
Administrative fees payable	26,253
Trustees’ fees payable	4,207
Accrued expenses	102,472

Total liabilities	1,408,857

NET ASSETS	$285,989,375

Net assets were comprised of:
Paid in capital	$517,976,293
Accumulated undistributed net investment income	15,434
Accumulated net realized loss	(113,060,937)
Unrealized depreciation on investments	(118,941,415)

Net assets	$285,989,375

Class IA
Net asset value, offering and redemption price per share, $497,587 / 56,579 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.79

Class IB
Net asset value, offering and redemption price per share, $285,491,788 / 32,482,769 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.79

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends	$4,122,516
Interest	152,635
Securities lending (net)	196,129

Total income	4,471,280

EXPENSES
Investment management fees	2,618,616
Distribution fees - Class IB	1,002,452
Administrative fees	434,879
Printing and mailing expenses	88,177
Professional fees	54,456
Trustees’ fees	8,389
Custodian fees	999
Miscellaneous	12,332

Gross expenses	4,220,300
Less: Waiver from investment advisor	(402,947)
Fees paid indirectly	(27,206)

Net expenses	3,790,147

NET INVESTMENT INCOME	681,133

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(43,209,018)
Net change in unrealized depreciation	(151,028,598)

NET REALIZED AND UNREALIZED LOSS	(194,237,616)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(193,556,483)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$681,133	$61,615
Net realized gain (loss) on investments	(43,209,018)	29,645,289
Net change in unrealized depreciation on investments	(151,028,598)	(9,738,237)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(193,556,483)	19,968,667

DIVIDENDS:
Dividends from net investment income
Class IA	(4,236)	—
Class IB	(712,271)	—

	(716,507)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 73,717 and 558,719 shares, respectively ]	899,294	8,481,585
Capital shares issued in reinvestment of dividends [ 412 and 0 shares, respectively ]	4,236	—
Capital shares repurchased [ (571,172) and (15,048) shares, respectively ]	(7,663,829)	(232,711)

Total Class IA transactions	(6,760,299)	8,248,874

Class IB
Capital shares sold [ 5,861,484 and 9,294,629 shares, respectively ]	72,054,798	139,583,990
Capital shares issued in reinvestment of dividends [ 78,868 and 0 shares, respectively ]	712,271	—
Capital shares repurchased [ (5,727,897) and (5,735,840) shares, respectively ]	(70,817,416)	(85,087,177)

Total Class IB transactions	1,949,653	54,496,813

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(4,810,646)	62,745,687

TOTAL INCREASE (DECREASE) IN NET ASSETS	(199,083,636)	82,714,354
NET ASSETS:
Beginning of year	485,073,011	402,358,657

End of year (a)	$285,989,375	$485,073,011

(a) Includes accumulated undistributed net investment income of	$15,434	$50,808

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

ASSETS
Investments at value (Cost $1,404,185,396) (Securities on loan at market value $51,165,216)	$1,081,236,992
Dividends, interest and other receivables	2,219,616
Receivable from Separate Accounts for Trust shares sold	66,593
Other assets	10,608

Total assets	1,083,533,809

LIABILITIES
Payable for return of cash collateral on securities loaned	51,471,960
Payable to Separate Accounts for Trust shares redeemed	684,394
Investment management fees payable	497,486
Payable for securities purchased	416,834
Distribution fees payable - Class IB	207,528
Administrative fees payable	88,239
Trustees’ fees payable	20,148
Accrued expenses	161,743

Total liabilities	53,548,332

NET ASSETS	$1,029,985,477

Net assets were comprised of:
Paid in capital	$1,599,297,475
Accumulated undistributed net investment income	106,367
Accumulated overdistributed net realized gain	(246,469,961)
Unrealized depreciation on investments	(322,948,404)

Net assets	$1,029,985,477

Class IA
Net asset value, offering and redemption price per share, $18,434,346 / 2,271,182 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.12

Class IB
Net asset value, offering and redemption price per share, $1,011,551,131 / 124,485,448 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.13

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $22,580 foreign withholding tax)	$27,560,175
Interest	317,190
Securities lending (net)	932,665

Total income	28,810,030

EXPENSES
Investment management fees	9,874,185
Distribution fees - Class IB	3,837,002
Administrative fees	1,600,387
Printing and mailing expenses	320,329
Professional fees	71,319
Trustees’ fees	33,082
Custodian fees	27,000
Miscellaneous	44,164

Gross expenses	15,807,468
Less: Waiver from investment advisor	(1,020,301)
Fees paid indirectly	(133,312)

Net expenses	14,653,855

NET INVESTMENT INCOME	14,156,175

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(244,049,211)
Net change in unrealized depreciation on securities	(498,180,394)

NET REALIZED AND UNREALIZED LOSS	(742,229,605)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(728,073,430)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,156,175	$9,552,192
Net realized gain (loss) on investments	(244,049,211)	235,922,159
Net change in unrealized depreciation on investments	(498,180,394)	(295,953,894)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(728,073,430)	(50,479,543)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(299,108)	(453,903)
Class IB	(13,938,659)	(20,046,840)

	(14,237,767)	(20,500,743)

Distributions from net realized capital gains
Class IA	(456,583)	(389,315)
Class IB	(25,646,787)	(21,605,251)

	(26,103,370)	(21,994,566)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(40,341,137)	(42,495,309)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 426,050 and 1,863,361 shares, respectively ]	4,848,804	27,034,104
Capital shares issued in connection with merger (Note 11) [ 0 and 778,805 shares, respectively ]	—	11,748,768
Capital shares issued in reinvestment of dividends and distributions [ 75,270 and 61,380 shares, respectively ]	755,691	843,218
Capital shares repurchased [ (843,213) and (412,924) shares, respectively ]	(9,812,482)	(6,115,314)

Total Class IA transactions	(4,207,987)	33,510,776

Class IB
Capital shares sold [ 3,883,444 and 4,489,618 shares, respectively ]	44,318,856	64,909,513
Capital shares issued in connection with merger (Note11) [ 0 and 83,568,318 shares, respectively ]	—	1,260,059,081
Capital shares issued in reinvestment of dividends and distributions [ 3,871,654 and 3,028,493 shares, respectively ]	39,585,446	41,652,091
Capital shares repurchased [ (27,188,855) and (23,238,388) shares, respectively ]	(315,325,786)	(338,548,482)

Total Class IB transactions	(231,421,484)	1,028,072,203

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(235,629,471)	1,061,582,979

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,004,044,038)	968,608,127
NET ASSETS:
Beginning of year	2,034,029,515	1,065,421,388

End of year (a)	$1,029,985,477	$2,034,029,515

(a) Includes accumulated undistributed (overdistributed) net investment income of	$106,367	$(979,705)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

ASSETS
Investments at value (Cost $257,399,860) (Securities on loan at market value $10,490,137)	$202,722,664
Dividends, interest and other receivables	4,303,944
Receivable from Separate Accounts for Trust shares sold	935,098
Other assets	1,047

Total assets	207,962,753

LIABILITIES
Overdraft payable	59,686
Payable for return of cash collateral on securities loaned	10,765,718
Payable for securities purchased	284,954
Payable to Separate Accounts for Trust shares redeemed	97,749
Investment management fees payable	78,185
Distribution fees payable - Class IB	36,828
Administrative fees payable	17,479
Trustees’ fees payable	773
Accrued expenses	95,294

Total liabilities	11,436,666

NET ASSETS	$196,526,087

Net assets were comprised of:
Paid in capital	$287,106,310
Accumulated overdistributed net investment income	(427)
Accumulated net realized loss	(35,902,600)
Unrealized depreciation on investments	(54,677,196)

Net assets	$196,526,087

Class IB
Net asset value, offering and redemption price per share, $196,526,087 / 60,715,871 shares outstanding (unlimited amount authorized: $0.01 par value)	$3.24

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$19,437,145
Securities lending (net)	93,083

Total income	19,530,228

EXPENSES
Investment management fees	1,329,327
Distribution fees - Class IB	553,888
Administrative fees	252,677
Printing and mailing expenses	57,201
Custodian fees	49,000
Professional fees	48,460
Trustees’ fees	4,546
Miscellaneous	19,131

Gross expenses	2,314,230
Less: Waiver from investment advisor	(86,040)

Net expenses	2,228,190

NET INVESTMENT INCOME	17,302,038

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(13,568,972)
Net change in unrealized depreciation on securities	(48,993,484)

NET REALIZED AND UNREALIZED LOSS	(62,562,456)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(45,260,418)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$17,302,038	$15,543,281
Net realized loss on investments	(13,568,972)	(1,733,715)
Net change in unrealized depreciation on investments	(48,993,484)	(8,660,279)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(45,260,418)	5,149,287

DIVIDENDS:
Class IB
Dividends from net investment income	(17,428,595)	(15,664,921)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 25,106,684 and 21,841,271 shares, respectively ]	102,910,185	103,775,940
Capital shares issued in reinvestment of dividends [ 5,816,045 and 3,526,319 shares, respectively ]	17,428,595	15,664,921
Capital shares repurchased [ (22,690,418) and (14,171,046) shares, respectively ]	(95,009,232)	(67,095,980)

Total Class IB transactions	25,329,548	52,344,881

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	25,329,548	52,344,881

TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,359,465)	41,829,247

NET ASSETS:
Beginning of year	233,885,552	192,056,305

End of year (a)	$196,526,087	$233,885,552

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(427)	$119,193

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

ASSETS
Investments at value (Cost $1,407,879,571)	$955,302,228
Foreign cash (Cost $133)	110
Receivable for securities sold	1,260,976
Dividends, interest and other receivables	917,717
Receivable from Separate Accounts for Trust shares sold	724,908

Total assets	958,205,939

LIABILITIES
Payable for securities purchased	6,400,835
Investment management fees payable	656,459
Payable to Separate Accounts for Trust shares redeemed	85,794
Administrative fees payable	80,869
Distribution fees payable - Class IB	52,556
Trustees’ fees payable	729
Accrued expenses	175,908

Total liabilities	7,453,150

NET ASSETS	$950,752,789

Net assets were comprised of:
Paid in capital	$1,471,710,062
Accumulated overdistributed net investment income	(35,499)
Accumulated net realized loss	(68,346,807)
Unrealized depreciation on investments and foreign currency translations	(452,574,967)

Net assets	$950,752,789

Class IA
Net asset value, offering and redemption price per share, $691,614,620 / 103,003,149 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.71

Class IB
Net asset value, offering and redemption price per share, $259,138,169 / 38,591,601 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.71

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $141,071 foreign withholding tax)	$16,421,189
Interest	1,568,883
Securities lending (net)	751,071

Total income	18,741,143

EXPENSES
Investment management fees	7,978,279
Administrative fees	976,275
Distribution fees - Class IB	749,874
Printing and mailing expenses	252,072
Custodian fees	134,999
Professional fees	60,244
Trustees’ fees	17,151
Miscellaneous	27,867

Gross expenses	10,196,761
Less: Fees paid indirectly	(294,601)

Net expenses	9,902,160

NET INVESTMENT INCOME	8,838,983

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(67,439,662)
Foreign currency transactions	(211,360)

Net realized loss	(67,651,022)

Change in unrealized appreciation (depreciation) on:
Securities	(449,600,069)
Foreign currency translations	4,785

Net change in unrealized depreciation	(449,595,284)

NET REALIZED AND UNREALIZED LOSS	(517,246,306)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(508,407,323)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,838,983	$2,882,434
Net realized gain (loss) on investments and foreign currency transactions	(67,651,022)	398,266
Net change in unrealized depreciation on investments and foreign currency translations	(449,595,284)	(5,014,478)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(508,407,323)	(1,733,778)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(6,776,826)	(1,658,145)
Class IB	(1,884,807)	(1,182,959)

	(8,661,633)	(2,841,104)

Distributions from net realized capital gains
Class IA	—	(720,933)
Class IB	—	(830,588)

	—	(1,551,521)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(8,661,633)	(4,392,625)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 84,474,958 and 22,404,231 shares, respectively ]	844,859,990	256,340,334
Capital shares issued in reinvestment of dividends and distributions [ 1,006,213 and 218,181 shares, respectively ]	6,776,826	2,379,078
Capital shares repurchased [ (5,033,884) and (314,652) shares, respectively ]	(44,825,724)	(3,567,565)

Total Class IA transactions	806,811,092	255,151,847

Class IB
Capital shares sold [ 18,936,750 and 22,468,505 shares, respectively ]	178,243,793	251,585,168
Capital shares issued in reinvestment of dividends and distributions [ 279,810 and 184,634 shares, respectively ]	1,884,807	2,013,547
Capital shares repurchased [ (6,609,684) and (2,641,662) shares, respectively ]	(59,269,802)	(29,683,711)

Total Class IB transactions	120,858,798	223,915,004

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	927,669,890	479,066,851

TOTAL INCREASE IN NET ASSETS	410,600,934	472,940,448
NET ASSETS:
Beginning of year	540,151,855	67,211,407

End of year (a)	$950,752,789	$540,151,855

(a) Includes accumulated overdistributed net investment income of	$(35,499)	$(19,511)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

ASSETS
Investments at value (Cost $2,974,960,577) (Securities on loan at market value $160,924,100)	$2,389,058,825
Cash	686,380
Cash Held as Collateral at Broker	1,752,300
Dividends, interest and other receivables	5,012,371
Receivable from Separate Accounts for Trust shares sold	585,856
Variation margin receivable on futures contracts	210,630
Other assets	16,748

Total assets	2,397,323,110

LIABILITIES
Payable for return of cash collateral on securities loaned	161,850,988
Payable to Separate Accounts for Trust shares redeemed	6,041,817
Payable for securities purchased	3,698,104
Investment management fees payable	457,479
Distribution fees payable - Class IB	245,039
Administrative fees payable	188,096
Trustees’ fees payable	44,986
Accrued expenses	176,184

Total liabilities	172,702,693

NET ASSETS	$2,224,620,417

Net assets were comprised of:
Paid in capital	$2,839,928,740
Accumulated undistributed net investment income	230,117
Accumulated overdistributed net realized gain	(29,951,930)
Unrealized depreciation on investments and futures	(585,586,510)

Net assets	$2,224,620,417

Class IA
Net asset value, offering and redemption price per share, $1,030,853,733 / 65,416,874 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.76

Class IB
Net asset value, offering and redemption price per share, $1,193,766,684 / 76,120,779 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.68

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends	$70,242,581
Interest	88,396
Securities lending (net)	955,873

Total income	71,286,850

EXPENSES
Investment management fees	7,542,319
Distribution fees - Class IB	4,114,114
Administrative fees	3,062,106
Printing and mailing expenses	649,460
Custodian fees	133,500
Professional fees	98,662
Trustees’ fees	62,411
Miscellaneous	77,516

Total expenses	15,740,088

NET INVESTMENT INCOME	55,546,762

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	3,050,682
Futures	(2,242,196)

Net realized gain	808,486

Change in unrealized appreciation (depreciation) on:
Securities	(1,395,056,666)
Futures	296,587

Net change in unrealized depreciation	(1,394,760,079)

NET REALIZED AND UNREALIZED LOSS	(1,393,951,593)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,338,404,831)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$55,546,762	$54,677,425
Net realized gain on investments and futures	808,486	118,389,898
Net increase from payment by affiliate	—	1,583,804
Net change in unrealized appreciation (depreciation) on investments and futures	(1,394,760,079)	16,128,509

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,338,404,831)	190,779,636

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(27,040,248)	(25,946,896)
Class IB	(28,172,850)	(28,211,630)

	(55,213,098)	(54,158,526)

Distributions from net realized capital gains
Class IA	(13,774,596)	(44,909,900)
Class IB	(15,983,036)	(58,310,147)

	(29,757,632)	(103,220,047)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(84,970,730)	(157,378,573)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 11,042,614 and 4,352,092 shares, respectively ]	247,357,256	117,625,046
Capital shares issued in reinvestment of dividends and distributions [ 2,448,926 and 2,764,286 shares, respectively ]	40,814,844	70,856,796
Capital shares repurchased [ (9,529,509) and (7,992,690) shares, respectively ]	(204,212,731)	(217,003,136)

Total Class IA transactions	83,959,369	(28,521,294)

Class IB
Capital shares sold [ 11,859,411 and 9,928,570 shares, respectively ]	243,875,454	267,454,583
Capital shares issued in reinvestment of dividends and distributions [ 2,651,650 and 3,391,509 shares, respectively ]	44,155,886	86,521,777
Capital shares repurchased [ (17,978,918) and (16,807,797) shares, respectively ]	(387,683,122)	(453,421,102)

Total Class IB transactions	(99,651,782)	(99,444,742)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(15,692,413)	(127,966,036)

TOTAL DECREASE IN NET ASSETS	(1,439,067,974)	(94,564,973)
NET ASSETS:
Beginning of year	3,663,688,391	3,758,253,364

End of year (a)	$2,224,620,417	$3,663,688,391

(a) Includes accumulated undistributed net investment income of	$230,117	$428,883

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

ASSETS
Investments at value (Cost $1,010,724,892)	$912,997,715
Cash	29,718,255
Foreign cash (Cost $6,743,497)	6,679,735
Unrealized appreciation of forward foreign currency contracts	55,390,186
Dividends, interest and other receivables	17,415,181
Receivable from Separate Accounts for Trust shares sold	475,634
Other assets	4,061

Total assets	1,022,680,767

LIABILITIES
Unrealized depreciation of forward foreign currency contracts	15,742,041
Payable to Separate Accounts for Trust shares redeemed	1,153,419
Investment management fees payable	599,289
Distribution fees payable - Class IB	100,897
Administrative fees payable	85,699
Trustees’ fees payable	1,789
Accrued expenses	141,439

Total liabilities	17,824,573

NET ASSETS	$1,004,856,194

Net assets were comprised of:
Paid in capital	$1,094,459,811
Accumulated overdistributed net investment income	(31,424,831)
Accumulated undistributed net realized gain	1,076,903
Unrealized depreciation on investments and foreign currency translations	(59,255,689)

Net assets	$1,004,856,194

Class IA
Net asset value, offering and redemption price per share, $511,657,896 / 53,536,506 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.56

Class IB
Net asset value, offering and redemption price per share, $493,198,298 / 51,598,816 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.56

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

INVESTMENT INCOME
Interest (net of $141,565 foreign withholding tax)	$53,597,989

EXPENSES
Investment management fees	7,633,769
Administrative fees	1,138,671
Distribution fees - Class IB	1,085,248
Custodian fees	297,500
Printing and mailing expenses	266,608
Professional fees	64,015
Trustees’ fees	20,169
Miscellaneous	46,049

Total expenses	10,552,029

NET INVESTMENT INCOME	43,045,960

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain on:
Securities	2,820,838
Foreign currency transactions	96,441,996

Net realized gain	99,262,834

Change in unrealized appreciation (depreciation) on:
Securities	(140,379,111)
Foreign currency translations	32,678,007

Net change in unrealized depreciation	(107,701,104)

NET REALIZED AND UNREALIZED LOSS	(8,438,270)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,607,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$43,045,960	$24,146,041
Net realized gain (loss) on investments and foreign currency transactions	99,262,834	(2,488,393)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(107,701,104)	38,805,584

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	34,607,690	60,463,232

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(90,205,302)	(14,457,874)
Class IB	(84,645,754)	(5,015,771)

	(174,851,056)	(19,473,645)

Distributions from net realized capital gains
Class IA	—	(305,676)
Class IB	—	(86,887)

	—	(392,563)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(174,851,056)	(19,866,208)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 24,888,311 and 29,429,250 shares, respectively ]	276,241,530	302,964,851
Capital shares issued in reinvestment of dividends and distributions [ 9,141,429 and 1,391,939 shares, respectively ]	90,205,302	14,763,550
Capital shares repurchased [ (36,606,270) and (1,708,718) shares, respectively ]	(390,435,167)	(17,838,982)

Total Class IA transactions	(23,988,335)	299,889,419

Class IB
Capital shares sold [ 40,970,750 and 14,736,720 shares, respectively ]	460,480,928	155,725,369
Capital shares issued in reinvestment of dividends and distributions [ 8,597,095 and 481,173 shares, respectively ]	84,645,754	5,102,658
Capital shares repurchased [ (19,791,182) and (2,982,327) shares, respectively ]	(215,058,505)	(31,107,311)

Total Class IB transactions	330,068,177	129,720,716

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	306,079,842	429,610,135

TOTAL INCREASE IN NET ASSETS	165,836,476	470,207,159
NET ASSETS:
Beginning of year	839,019,718	368,812,559

End of year (a)	$1,004,856,194	$839,019,718

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(31,424,831)	$3,938,269

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $212,679,182)	$169,747,072
Receivable for securities sold	1,527,281
Dividends, interest and other receivables	261,213
Receivable from Separate Accounts for Trust shares sold	210,070
Other assets	768

Total assets	171,746,404

LIABILITIES
Payable for securities purchased	4,444,961
Investment management fees payable	104,046
Payable to Separate Accounts for Trust shares redeemed	78,641
Distribution fees payable - Class IB	33,730
Administrative fees payable	16,253
Recoupment fees payable	15,601
Trustees’ fees payable	1,381
Accrued expenses	77,626

Total liabilities	4,772,239

NET ASSETS	$166,974,165

Net assets were comprised of:
Paid in capital	$210,819,063
Accumulated overdistributed net investment income	(975)
Accumulated overdistributed net realized gain	(911,813)
Unrealized depreciation on investments	(42,932,110)

Net assets	$166,974,165

Class IA
Net asset value, offering and redemption price per share, $382,646 / 58,863 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.50

Class IB
Net asset value, offering and redemption price per share, $166,591,519 / 25,937,909 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.42

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends	$2,823,447
Interest	43,134
Securities lending (net)	322,300

Total income	3,188,881

EXPENSES
Investment management fees	1,258,143
Distribution fees - Class IB	482,640
Administrative fees	224,555
Recoupment fees	127,997
Professional fees	51,380
Printing and mailing expenses	47,785
Custodian fees	17,001
Trustees’ fees	3,892
Miscellaneous	7,583

Gross expenses	2,220,976
Less: Fees paid indirectly	(48,659)

Net expenses	2,172,317

NET INVESTMENT INCOME	1,016,564

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(382,776)
Net change in unrealized depreciation on securities	(63,360,784)

NET REALIZED AND UNREALIZED LOSS	(63,743,560)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(62,726,996)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,016,564	$(122,974)
Net realized gain (loss) on investments	(382,776)	13,536,925
Net change in unrealized appreciation (depreciation) on investments	(63,360,784)	5,217,630

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(62,726,996)	18,631,581

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(3,176)	—
Class IB	(1,012,960)	—

	(1,016,136)	—

Distributions from net realized capital gains
Class IA	(8,420)	(25,170)
Class IB	(3,158,374)	(11,701,212)

	(3,166,794)	(11,726,382)

Return of capital
Class IA	(341)	—
Class IB	(131,030)	—

	(131,371)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,314,301)	(11,726,382)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 38,505 and 44,831 shares, respectively ]	300,076	435,890
Capital shares issued in reinvestment of dividends and distributions [ 1,565 and 2,787 shares, respectively ]	11,937	25,170
Capital shares repurchased [ (38,163) and (9,508) shares, respectively ]	(287,190)	(93,140)

Total Class IA transactions	24,823	367,920

Class IB
Capital shares sold [ 9,238,093 and 9,259,278 shares, respectively ]	71,790,359	88,482,327
Capital shares issued in reinvestment of dividends and distributions [ 569,244 and 1,307,850 shares, respectively ]	4,302,364	11,701,212
Capital shares repurchased [ (9,166,734) and (6,650,015) shares, respectively ]	(72,351,267)	(61,379,590)

Total Class IB transactions	3,741,456	38,803,949

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	3,766,279	39,171,869

TOTAL INCREASE (DECREASE) IN NET ASSETS	(63,275,018)	46,077,068
NET ASSETS:
Beginning of year	230,249,183	184,172,115

End of year (a)	$166,974,165	$230,249,183

(a) Includes accumulated overdistributed net investment income (accumulated net investment loss) of	$(975)	$(1,403)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $1,243,421,983)	$856,546,438
Foreign cash (Cost $1,487)	1,218
Dividends, interest and other receivables	14,908,987
Receivable from Separate Accounts for Trust shares sold	634,545
Receivable for securities sold	103,738

Total assets	872,194,926

LIABILITIES
Overdraft payable	6,822,053
Investment management fees payable	611,789
Payable to Separate Accounts for Trust shares redeemed	286,570
Payable for securities purchased	232,000
Distribution fees payable - Class IB	99,121
Administrative fees payable	71,497
Trustees’ fees payable	1,765
Accrued expenses	149,535

Total liabilities	8,274,330

NET ASSETS	$863,920,596

Net assets were comprised of:
Paid in capital	$1,355,433,109
Accumulated overdistributed net investment income	(279,158)
Accumulated net realized loss	(104,360,709)
Unrealized depreciation on investments and foreign currency translations	(386,872,646)

Net assets	$863,920,596

CLASS IA
Net asset value, offering and redemption price per share, $363,213,446 / 56,757,678 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.40

Class IB
Net asset value, offering and redemption price per share, $500,707,150 / 78,216,518 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.40

STATEMENT OF OPERATIONS
For Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$57,314,095
Dividends (net of $197,737 foreign witholding tax)	23,619,767
Securities lending (net)	882,930

Total income	81,816,792

EXPENSES
Investment management fees	9,018,591
Distribution fees - Class IB	1,603,671
Administrative fees	1,039,990
Printing and mailing expenses	241,330
Custodian fees	75,000
Professional fees	59,908
Trustees’ fees	19,498
Miscellaneous	38,205

Gross expenses	12,096,193
Less: Fees paid indirectly	(9,366)

Net expenses	12,086,827

NET INVESTMENT INCOME	69,729,965

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(96,871,509)
Foreign currency transactions	(2,690)

Net realized loss	(96,874,199)

Change in unrealized appreciation (depreciation) on:
Securities	(355,192,908)
Foreign currency translations	1,590

Net change in unrealized depreciation	(355,191,318)

NET REALIZED AND UNREALIZED LOSS	(452,065,517)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(382,335,552)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$69,729,965	$30,241,100
Net realized loss on investments and foreign currency transactions	(96,874,199)	(5,644,329)
Net change in unrealized depreciation on investments and foreign currency translations	(355,191,318)	(34,160,780)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(382,335,552)	(9,564,009)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(29,846,309)	(8,495,464)
Class IB	(40,601,665)	(21,231,060)

	(70,447,974)	(29,726,524)

Distributions from net realized capital gains
Class IA	—	(564,647)
Class IB	—	(1,686,157)

	—	(2,250,804)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(70,447,974)	(31,977,328)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 25,683,338 and 25,810,601 shares, respectively ]	238,388,143	279,009,357
Capital shares issued in reinvestment of dividends and distributions [ 4,979,063 and 884,485 shares, respectively ]	29,846,309	9,060,111
Capital shares repurchased [ (750,838) and 0 shares, respectively ]	(6,161,426)	—

Total Class IA transactions	262,073,026	288,069,468

Class IB
Capital shares sold [ 19,187,987 and 59,982,968 shares, respectively ]	175,575,172	645,899,598
Capital shares issued in reinvestment of dividends and distributions [ 6,767,452 and 2,235,593 shares, respectively ]	40,601,665	22,917,217
Capital shares repurchased [ (17,161,406) and (7,586,053) shares, respectively ]	(150,952,746)	(81,352,984)

Total Class IB transactions	65,224,091	587,463,831

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	327,297,117	875,533,299

TOTAL INCREASE (DECREASE) IN NET ASSETS	(125,486,409)	833,991,962
NET ASSETS:
Beginning of year	989,407,005	155,415,043

End of year (a)	$863,920,596	$989,407,005

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(279,158)	$601,937

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $569,200,074)	$374,635,264
Receivable from Separate Accounts for Trust shares sold	606,472
Dividends, interest and other receivables	527,547
Other assets	346

Total assets	375,769,629

LIABILITIES
Payable for securities purchased	4,403,404
Investment management fees payable	246,511
Administrative fees payable	31,794
Distribution fees payable - Class IB	16,057
Payable to Separate Accounts for Trust shares redeemed	12,848
Trustees’ fees payable	512
Accrued expenses	134,478

Total liabilities	4,845,604

NET ASSETS	$370,924,025

Net assets were comprised of:
Paid in capital	$589,613,864
Accumulated undistributed net investment income	81,000
Accumulated net realized loss	(24,206,029)
Unrealized depreciation on investments	(194,564,810)

Net assets	$370,924,025

Class IA
Net asset value, offering and redemption price per share, $286,641,804 / 44,218,916 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.48

Class IB
Net asset value, offering and redemption price per share, $84,282,221 / 12,995,892 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.49

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $11,650 foreign withholding tax)	$7,039,455
Interest	323,291
Securities lending (net)	1,249,783

Total income	8,612,529

EXPENSES
Investment management fees	3,357,456
Administrative fees	405,003
Distribution fees - Class IB	193,150
Custodian fees	99,999
Printing and mailing expenses	94,105
Professional fees	50,224
Trustees’ fees	7,060
Miscellaneous	14,707

Gross expenses	4,221,704
Less: Waiver from investment advisor	(116,277)

Net expenses	4,105,427

NET INVESTMENT INCOME	4,507,102

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(23,954,630)
Net change in unrealized depreciation on securities	(146,509,302)

NET REALIZED AND UNREALIZED LOSS	(170,463,932)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(165,956,830)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$4,507,102	$1,839,379
Net realized gain (loss) on investments	(23,954,630)	752,035
Net change in unrealized depreciation on investments	(146,509,302)	(48,669,375)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(165,956,830)	(46,077,961)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(3,599,193)	(1,597,390)
Class IB	(826,648)	(272,980)

	(4,425,841)	(1,870,370)

Distributions from net realized capital gains
Class IA	—	(793,754)
Class IB	—	(223,406)

	—	(1,017,160)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,425,841)	(2,887,530)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 21,534,440 and 25,015,432 shares, respectively ]	196,062,124	286,246,415
Capital shares issued in reinvestment of dividends and distributions [ 566,193 and 247,103 shares, respectively ]	3,599,193	2,391,144
Capital shares repurchased [ (2,975,234) and (379,861) shares, respectively ]	(24,352,571)	(4,134,341)

Total Class IA transactions	175,308,746	284,503,218

Class IB
Capital shares sold [ 11,569,376 and 8,106,076 shares, respectively ]	100,215,568	90,730,387
Capital shares issued in reinvestment of dividends and distributions [ 129,981 and 51,257 shares, respectively ]	826,648	496,386
Capital shares repurchased [ (5,562,011) and (3,072,022) shares, respectively ]	(49,381,520)	(33,952,615)

Total Class IB transactions	51,660,696	57,274,158

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	226,969,442	341,777,376

TOTAL INCREASE IN NET ASSETS	56,586,771	292,811,885
NET ASSETS:
Beginning of year	314,337,254	21,525,369

End of year (a)	$370,924,025	$314,337,254

(a) Includes accumulated undistributed (overdistributed) net investment income of	$81,000	$(261)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $169,951,189)	$139,468,916
Cash	4,961
Foreign cash (Cost $1,835)	1,980
Dividends, interest and other receivables	141,872
Receivable for securities sold	7,960,625
Receivable from Separate Accounts for Trust shares sold	52,391
Other assets	348

Total assets	147,631,093

LIABILITIES
Payable for securities purchased	2,211,603
Investment management fees payable	108,692
Payable to Separate Accounts for Trust shares redeemed	35,697
Distribution fees payable - Class IB	28,830
Administrative fees payable	14,787
Trustees’ fees payable	901
Accrued expenses	123,268

Total liabilities	2,523,778

NET ASSETS	$145,107,315

Net assets were comprised of:
Paid in capital	$177,286,048
Accumulated overdistributed net investment income	(16,052)
Accumulated overdistributed net realized gain	(1,680,623)
Unrealized depreciation on investments and foreign currency translations	(30,482,058)

Net assets	$145,107,315

Class IA
Net asset value, offering and redemption price per share, $6,549,334 / 652,308 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.04

Class IB
Net asset value, offering and redemption price per share, $138,557,981 / 13,782,823 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.05

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $6,347 foreign withholding tax)	$1,854,585
Interest	885,947
Securities lending (net)	243,270

Total income	2,983,802

EXPENSES
Investment management fees	1,474,121
Distribution fees - Class IB	391,139
Administrative fees	194,635
Custodian fees	73,500
Professional fees	48,004
Printing and mailing expenses	43,604
Trustees’ fees	3,193
Miscellaneous	18,018

Gross expenses	2,246,214
Less: Fees paid indirectly	(25,883)

Net expenses	2,220,331

NET INVESTMENT INCOME	763,471

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	2,603,907
Foreign currency transactions	(41,702)

Net realized gain	2,562,205

Change in unrealized depreciation on:
Securities	(27,172,142)
Foreign currency translations	(2,906)

Net change in unrealized depreciation	(27,175,048)

NET REALIZED AND UNREALIZED LOSS	(24,612,843)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,849,372)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$763,471	$1,371,096
Net realized gain on investments and foreign currency transactions	2,562,205	9,400,477
Net change in unrealized depreciation on investments and foreign currency translations	(27,175,048)	(7,529,608)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,849,372)	3,241,965

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA*	(53,680)	(101,326)
Class IB	(783,402)	(1,149,127)

	(837,082)	(1,250,453)

Distributions from net realized capital gains
Class IA*	(291,737)	(457,575)
Class IB	(6,075,183)	(7,037,783)

	(6,366,920)	(7,495,358)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(7,204,002)	(8,745,811)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [ 296,847 and 905,160 shares, respectively ]	3,194,094	12,117,101
Capital shares issued in reinvestment of dividends and distributions [ 32,854 and 45,919 shares, respectively ]	345,417	558,901
Capital shares repurchased [ (543,280) and (85,192) shares, respectively ]	(6,378,761)	(1,110,246)

Total Class IA transactions	(2,839,250)	11,565,756

Class IB
Capital shares sold [ 4,528,044 and 6,308,628 shares, respectively ]	52,385,165	81,788,590
Capital shares issued in reinvestment of dividends and distributions [ 650,737 and 671,863 shares, respectively ]	6,858,585	8,186,910
Capital shares repurchased [ (4,905,841) and (2,714,007) shares, respectively ]	(56,084,880)	(35,287,583)

Total Class IB transactions	3,158,870	54,687,917

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	319,620	66,253,673

TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,733,754)	60,749,827
NET ASSETS:
Beginning of year	175,841,069	115,091,242

End of year (a)	$145,107,315	$175,841,069

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(16,052)	$133,210

* Class IA commenced operations on June 8, 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value:
(Securities on loan at market value $82,915,094) Unaffiliated issuers (Cost $1,574,654,320)	$1,257,349,905
Affiliated issuers (Cost $28,600,263)	21,837,586
Cash	26,283
Foreign cash (Cost $201,502)	203,605
Receivable for securities sold	21,286,958
Dividends, interest and other receivables	1,449,950
Receivable from Separate Accounts for Trust shares sold	848,540
Variation margin receivable on futures contracts	1,859,000
Other assets	4,791

Total assets	1,304,866,618

LIABILITIES
Payable for return of cash collateral on securities loaned	83,716,435
Payable for securities purchased	16,429,080
Investment management fees payable	721,361
Payable to Separate Accounts for Trust shares redeemed	429,354
Distribution fees payable - Class IB	150,130
Administrative fees payable	99,674
Trustees’ fees payable	3,729
Accrued expenses	203,663

Total liabilities	101,753,426

NET ASSETS	$1,203,113,192

Net assets were comprised of:
Paid in capital	$1,536,557,814
Accumulated undistributed net investment income	5,239
Accumulated overdistributed net realized gain	(11,767,738)
Unrealized depreciation on investments, futures, and foreign currency translations	(321,682,123)

Net assets	$1,203,113,192

Class IA
Net asset value, offering and redemption price per share, $450,146,868 / 21,485,702 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.95

Class IB
Net asset value, offering and redemption price per share, $752,966,324 / 35,886,621 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.98

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends ($516,467 of dividend income received from affiliates) (net of $56,128 foreign withholding tax)	$16,718,090
Interest	4,557,972
Securities lending (net)	2,159,866

Total income	23,435,928

EXPENSES
Investment management fees	10,129,579
Distribution fees - Class IB	2,265,471
Administrative fees	1,398,242
Printing and mailing expenses	315,972
Custodian fees	124,999
Professional fees	68,584
Trustees’ fees	27,281
Miscellaneous	31,463

Gross expenses	14,361,591
Less: Fees paid indirectly	(294,625)

Net expenses	14,066,966

NET INVESTMENT INCOME	9,368,962

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities ($918,030 of realized loss from affiliates)	36,268,417
Futures	(22,918,468)
Foreign currency transactions	4,695

Net realized gain	13,354,644

Change in unrealized appreciation (depreciation) on:
Securities	(518,484,700)
Futures	2,096,883
Foreign currency translations	1,089

Net change in unrealized depreciation	(516,386,728)

NET REALIZED AND UNREALIZED LOSS	(503,032,084)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(493,663,122)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,368,962	$6,633,594
Net realized gain on investments, futures and foreign currency transactions	13,354,644	73,553,525
Net change in unrealized depreciation on investments, futures and foreign currency translations	(516,386,728)	(17,445,004)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(493,663,122)	62,742,115

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(4,218,797)	(2,147,292)
Class IB	(5,269,285)	(4,287,855)

	(9,488,082)	(6,435,147)

Distributions from net realized capital gains
Class IA	(17,468,110)	(10,925,488)
Class IB	(31,093,745)	(35,528,887)

	(48,561,855)	(46,454,375)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(58,049,937)	(52,889,522)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 11,058,984 and 10,311,582 shares, respectively ]	311,604,785	345,162,658
Capital shares issued in reinvestment of dividends and distributions [ 906,959 and 425,123 shares, respectively ]	21,686,907	13,072,780
Capital shares repurchased [ (1,173,077) and (43,869) shares, respectively ]	(29,254,843)	(1,436,647)

Total Class IA transactions	304,036,849	356,798,791

Class IB
Capital shares sold [ 8,954,846 and 11,995,788 shares, respectively ]	243,681,023	393,301,154
Capital shares issued in reinvestment of dividends and distributions [ 1,494,246 and 1,290,466 shares, respectively ]	36,363,030	39,816,742
Capital shares repurchased [ (6,272,464) and (5,708,145) shares, respectively ]	(168,132,534)	(188,010,761)

Total Class IB transactions	111,911,519	245,107,135

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	415,948,368	601,905,926

TOTAL INCREASE (DECREASE) IN NET ASSETS	(135,764,691)	611,758,519
NET ASSETS:
Beginning of year	1,338,877,883	727,119,364

End of year (a)	$1,203,113,192	$1,338,877,883

(a) Includes accumulated undistributed net investment income of	$5,239	$199,346

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $69,306,760)	$68,138,879
Cash	15,316
Receivable for forward commitments	3,372,563
Dividends, interest and other receivables	304,364
Other assets	1,299

Total assets	71,832,421

LIABILITIES
Payable for forward commitments	8,807,608
Securities sold short (Proceeds received $1,937,157)	1,946,876
Payable to Separate Accounts for Trust shares redeemed	154,444
Investment management fees payable	23,161
Administrative fees payable	7,757
Trustees’ fees payable	1,186
Accrued expenses	107,989

Total liabilities	11,049,021

NET ASSETS	$60,783,400

Net assets were comprised of:
Paid in capital	$61,648,267
Accumulated undistributed net investment income	11,184
Accumulated undistributed net realized gain	301,549
Unrealized depreciation on investments	(1,177,600)

Net assets	$60,783,400

Class IA
Net asset value, offering and redemption price per share, $60,783,400 / 5,597,420 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.86

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$3,012,081
Securities lending (net)	30,893

Total income	3,042,974

EXPENSES
Investment management fees	334,565
Administrative fees	97,264
Professional fees	47,999
Custodian fees	18,700
Printing and mailing expenses	20,752
Trustees’ fees	1,404
Miscellaneous	9,436

Gross expenses	530,120
Less: Waiver from investment advisor	(27,645)

Net expenses	502,475

NET INVESTMENT INCOME	2,540,499

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	1,667,745
Securities sold short	(105,074)

Net realized gain	1,562,671

Change in unrealized appreciation (depreciation) on:
Securities	(1,836,028)
Securities sold short	21,780

Net change in unrealized depreciation	(1,814,248)

NET REALIZED AND UNREALIZED LOSS	(251,577)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,288,922

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,540,499	$3,427,795
Net realized gain on investments and securities sold short	1,562,671	491,663
Net change in unrealized appreciation (depreciation) on investments and securities sold short	(1,814,248)	1,211,875

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,288,922	5,131,333

DIVIDENDS:
Class IA
Dividends from net investment income	(2,567,696)	(3,463,116)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 491,712 and 460,507 shares, respectively ]	5,479,210	5,078,447
Capital shares issued in reinvestment of dividends [ 236,983 and 318,116 shares, respectively ]	2,567,696	3,463,116
Capital shares repurchased [ (1,946,295) and (2,067,517) shares, respectively ]	(21,662,682)	(22,807,039)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(13,615,776)	(14,265,476)

TOTAL DECREASE IN NET ASSETS	(13,894,550)	(12,597,259)
NET ASSETS:
Beginning of year	74,677,950	87,275,209

End of year (a)	$60,783,400	$74,677,950

(a) Includes accumulated undistributed (overdistributed) net investment income of	$11,184	$(413)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $2,890,995,827) (Securities on loan at market value $44,750,842)	$1,952,029,370
Cash	585,276
Cash Held as Collateral at Broker	1,734,748
Foreign cash (Cost $4,509,930)	4,215,304
Foreign cash Held as Collateral at Broker	4,411,139
Dividends, interest and other receivables	2,438,304
Receivable from Separate Accounts for Trust shares sold	1,399,614
Variation margin receivable on futures contracts	69,158

Total assets	1,966,882,913

LIABILITIES
Payable for return of cash collateral on securities loaned	47,087,720
Payable for securities purchased	6,446,288
Investment management fees payable	830,839
Administrative fees payable	239,833
Payable to Separate Accounts for Trust shares redeemed	151,543
Distribution fees payable - Class IB	132,104
Accrued expenses	543,757

Total liabilities	55,432,084

NET ASSETS	$1,911,450,829

Net assets were comprised of:
Paid in capital	$2,881,598,048
Accumulated overdistributed net investment income	(347,166)
Accumulated overdistributed net realized gain	(30,932,053)
Unrealized depreciation on investments, futures and foreign currency translations	(938,868,000)

Net assets	$1,911,450,829

Class IA
Net asset value, offering and redemption price per share, $1,250,082,023 / 183,952,378 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.80

Class IB
Net asset value, offering and redemption price per share, $661,368,806 / 97,274,891 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.80

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $4,534,177 foreign withholding tax)	$56,907,412
Interest	725,220
Securities lending (net)	2,398,482

Total income	60,031,114

EXPENSES
Investment management fees	11,446,842
Administrative fees	3,008,135
Distribution fees - Class IB	2,458,901
Custodian fees	1,400,001
Printing and mailing expenses	468,164
Professional fees	79,786
Trustees’ fees	36,688
Miscellaneous	70,945

Gross expenses	18,969,462
Less: Waiver from investment advisor	(295,015)
Fees paid indirectly	(276,033)

Net expenses	18,398,414

NET INVESTMENT INCOME	41,632,700

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(16,031,833)
Futures	(11,309,597)
Foreign currency transactions	(3,468,801)

Net realized loss	(30,810,231)

Change in unrealized appreciation (depreciation) on:
Securities	(1,116,939,885)
Futures	357,208
Foreign currency translations	(204,735)

Net change in unrealized depreciation	(1,116,787,412)

NET REALIZED AND UNREALIZED LOSS	(1,147,597,643)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,105,964,943)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$41,632,700	$28,293,434
Net realized gain (loss) on investments, futures and foreign currency transactions	(30,810,231)	366,323,361
Net change in unrealized depreciation on investments, futures and foreign currency translations	(1,116,787,412)	(152,236,332)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,105,964,943)	242,380,463

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(27,748,906)	(4,531,955)
Class IB	(13,334,184)	(4,637,873)

	(41,083,090)	(9,169,828)

Distributions from net realized capital gains
Class IA	(13,338,956)	(136,558,896)
Class IB	(14,517,629)	(229,437,844)

	(27,856,585)	(365,996,740)

Return of capital
Class IA	(1,553,725)	—
Class IB	(1,513,847)	—

	(3,067,572)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(72,007,247)	(375,166,568)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 129,162,216 and 14,996,453 shares, respectively ]	1,165,740,827	226,043,561
Capital shares issued in reinvestment of dividends and distributions [ 5,306,832 and 11,458,076 shares, respectively ]	42,641,587	141,090,851
Capital shares repurchased [ (7,250,160) and (689,377) shares, respectively ]	(68,492,328)	(10,441,934)

Total Class IA transactions	1,139,890,086	356,692,478

Class IB
Capital shares sold [ 19,136,764 and 10,943,783 shares, respectively ]	198,377,611	162,782,761
Capital shares issued in reinvestment of dividends and distributions [ 3,315,146 and 18,975,126 shares, respectively ]	29,365,660	234,075,717
Capital shares repurchased [ (18,634,931) and (16,870,192) shares, respectively ]	(195,009,066)	(251,311,586)

Total Class IB transactions	32,734,205	145,546,892

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,172,624,291	502,239,370

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,347,899)	369,453,265
NET ASSETS:
Beginning of year	1,916,798,728	1,547,345,463

End of year (a)	$1,911,450,829	$1,916,798,728

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(347,166)	$2,572,026

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $358,187,444)	$264,921,018
Foreign cash (Cost $4)	4
Dividends, interest and other receivables	353,465
Receivable from Separate Accounts for Trust shares sold	256,703
Other assets	1,215

Total assets	265,532,405

LIABILITIES
Investment management fees payable	180,796
Payable to Separate Accounts for Trust shares redeemed	141,617
Distribution fees payable - Class IB	48,642
Administrative fees payable	24,109
Trustees’ fees payable	786
Accrued expenses	115,669

Total liabilities	511,619

NET ASSETS	$265,020,786

Net assets were comprised of:
Paid in capital	$410,891,123
Accumulated undistributed net investment income	108,814
Accumulated overdistributed net realized gain	(52,727,769)
Unrealized depreciation on investments and foreign currency translations	(93,251,382)

Net assets	$265,020,786

Class IA*
Net asset value, offering and redemption price per share, $22,174,642 / 5,294,447 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.19

Class IB
Net asset value, offering and redemption price per share, $242,846,144 / 57,883,777 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.20

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $765,538 foreign withholding tax)	$7,624,120
Interest	241,544
Securities lending (net)	291,613

Total income	8,157,277

EXPENSES
Investment management fees	2,897,989
Distribution fees - Class IB	838,729
Custodian fees	385,000
Administrative fees	372,741
Printing and mailing expenses	77,860
Professional fees	50,628
Trustees’ fees	6,986
Miscellaneous	20,672

Total expenses	4,650,605

NET INVESTMENT INCOME	3,506,672

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(51,716,724)
Foreign currency transactions	(129,631)

Net realized loss	(51,846,355)

Change in unrealized appreciation (depreciation) on:
Securities	(122,423,083)
Foreign currency translations	5,452

Net change in unrealized depreciation	(122,417,631)

NET REALIZED AND UNREALIZED LOSS	(174,263,986)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(170,757,314)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,506,672	$1,546,934
Net realized gain (loss) on investments and foreign currency transactions	(51,846,355)	25,814,937
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(122,417,631)	6,715,241

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(170,757,314)	34,077,112

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA*	(321,450)	—
Class IB	(3,269,584)	(1,709,475)

	(3,591,034)	(1,709,475)

Distributions from net realized capital gains
Class IB	(6,616,234)	(12,208,884)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,207,268)	(13,918,359)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [ 5,822,867 and 0 shares, respectively ]	30,080,338	—
Capital shares issued in reinvestment of dividends and distributions [ 75,859 and 0 shares, respectively ]	321,450	—
Capital shares repurchased [ (604,279) and 0 shares, respectively ]	(2,626,040)	—

Total Class IA transactions	27,775,748	—

Class IB
Capital shares sold [ 27,298,942 and 35,957,009 shares, respectively ]	169,323,402	257,299,487
Capital shares issued in reinvestment of dividends and distributions [ 1,809,097 and 1,990,575 shares, respectively ]	9,885,818	13,918,359
Capital shares repurchased [ (21,106,662) and (13,439,842) shares, respectively ]	(122,283,722)	(94,991,055)

Total Class IB transactions	56,925,498	176,226,791

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	84,701,246	176,226,791

TOTAL INCREASE (DECREASE) IN NET ASSETS	(96,263,336)	196,385,544
NET ASSETS:
Beginning of year	361,284,122	164,898,578

End of year (a)	$265,020,786	$361,284,122

(a) Includes accumulated undistributed net investment income of	108,814	293,540

* Class IA commenced operations on September 26, 2008.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $1,658,098,156) (Securities on loan at market value $44,839,857)	$1,493,914,411
Cash	24,838,226
Foreign cash (Cost $159)	115
Foreign cash held as collateral at broker (Cost $402,466)	381,204
Cash held at broker	1,484
Receivable for forward commitments	37,674,197
Dividends, interest and other receivables	9,960,870
Variation margin receivable on futures contracts	657,213
Receivable from Separate Accounts for Trust shares sold	136,923
Receivable for securities sold	21,054
Other assets	7,000

Total assets	1,567,592,697

LIABILITIES
Payable for forward commitments	314,562,485
Payable for return of cash collateral on securities loaned	43,822,523
Payable to Separate Accounts for Trust shares redeemed	1,283,015
Investment management fees payable	449,328
Distribution fees payable - Class IB	233,256
Administrative fees payable	105,957
Trustees’ fees payable	13,865
Accrued expenses	158,923

Total liabilities	360,629,352

NET ASSETS	$1,206,963,345

Net assets were comprised of:
Paid in capital	$1,475,715,329
Accumulated undistributed net investment income	1,722,268
Accumulated net realized loss	(109,072,331)
Unrealized depreciation on investments, futures, and foreign currency translations	(161,401,921)

Net assets	$1,206,963,345

Class IA
Net asset value, offering and redemption price per share, $102,806,324 / 10,985,225 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.36

Class IB
Net asset value, offering and redemption price per share, $1,104,157,021 / 117,810,774 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.37

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$78,982,647
Securities lending (net)	766,484

Total income	79,749,131

EXPENSES
Investment management fees	7,091,451
Distribution fees - Class IB	3,301,026
Administrative fees	1,675,990
Printing and mailing expenses	362,657
Custodian fees	197,500
Professional fees	73,150
Trustees’ fees	32,419
Miscellaneous	61,328

Total expenses	12,795,521

NET INVESTMENT INCOME	66,953,610

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(99,966,088)
Securities sold short	(763,871)
Options written	926,231
Futures	(5,148,220)
Foreign currency transactions	472,716

Net realized loss	(104,479,232)

Change in unrealized appreciation (depreciation) on:
Securities	(120,693,110)
Securities sold short	36,250
Options written	736,716
Futures	4,093,472
Foreign currency translations	(732,912)

Net change in unrealized depreciation	(116,559,584)

NET REALIZED AND UNREALIZED LOSS	(221,038,816)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(154,085,206)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$66,953,610	$93,325,041
Net realized gain (loss) on investments, securities sold short, options written, futures, and foreign currency transactions	(104,479,232)	8,085,933
Net change in unrealized depreciation on investments, securities sold short, options written, futures and foreign currency translations	(116,559,584)	(41,855,385)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(154,085,206)	59,555,589

DIVIDENDS:
Dividends from net investment income
Class IA	(5,243,789)	(28,678,567)
Class IB	(53,590,024)	(67,112,904)

TOTAL DIVIDENDS	(58,833,813)	(95,791,471)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 9,946,498 and 50,699,024 shares, respectively ]	106,116,787	563,062,389
Capital shares issued in reinvestment of dividends [ 562,029 and 2,678,844 shares, respectively ]	5,243,789	28,678,567
Capital shares repurchased [ (58,220,768) and (4,283,025) shares, respectively ]	(608,520,576)	(47,593,846)

Total Class IA transactions	(497,160,000)	544,147,110

Class IB
Capital shares sold [ 8,919,545 and 21,682,864 shares, respectively ]	92,517,834	240,848,957
Capital shares issued in reinvestment of dividends [ 5,735,091 and 6,259,226 shares, respectively ]	53,590,024	67,112,904
Capital shares repurchased [ (38,275,859) and (22,430,291) shares, respectively ]	(392,271,680)	(249,377,926)

Total Class IB transactions	(246,163,822)	58,583,935

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(743,323,822)	602,731,045

TOTAL INCREASE (DECREASE) IN NET ASSETS	(956,242,841)	566,495,163
NET ASSETS:
Beginning of year	2,163,206,186	1,596,711,023

End of year (a)	$1,206,963,345	$2,163,206,186

(a) Includes accumulated undistributed (overdistributed) net investment income of	$1,722,268	$(753,215)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $407,576,593) (Securities on loan at market value $1,588,944)	$298,361,697
Cash	529,157
Dividends, interest and other receivables	617,338
Receivable from Separate Accounts for Trust shares sold	66,171
Other assets	2,056

Total assets	299,576,419

LIABILITIES
Payable for return of cash collateral on securities loaned	1,483,927
Payable to Separate Accounts for Trust shares redeemed	245,434
Investment management fees payable	142,108
Distribution fees payable - Class IB	56,993
Administrative fees payable	26,893
Trustees’ fees payable	7,454
Accrued expenses	138,186

Total liabilities	2,100,995

NET ASSETS	$297,475,424

Net assets were comprised of:
Paid in capital	$525,878,077
Accumulated undistributed net investment income	62,774
Accumulated overdistributed net realized gain	(119,250,531)
Unrealized depreciation on investments	(109,214,896)

Net assets	$297,475,424

Class IA
Net asset value, offering and redemption price per share, $15,127,584 / 2,240,175 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.75

Class IB
Net asset value, offering and redemption price per share, $282,347,840 / 41,696,693 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.77

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends	$11,787,915
Interest	107,728
Securities lending (net)	154,020

Total income	12,049,663

EXPENSES
Investment management fees	2,586,765
Distribution fees - Class IB	1,045,029
Administrative fees	463,292
Printing and mailing expenses	91,274
Professional fees	54,691
Custodian fees	35,000
Trustees’ fees	9,201
Miscellaneous	19,538

Gross expenses	4,304,790
Less: Waiver from investment advisor	(224,884)

Net expenses	4,079,906

NET INVESTMENT INCOME	7,969,757

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(116,565,906)
Net change in unrealized depreciation on securities	(102,762,242)

NET REALIZED AND UNREALIZED LOSS	(219,328,148)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(211,358,391)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,969,757	$8,781,892
Net realized gain (loss) on investments	(116,565,906)	76,974,809
Net change in unrealized depreciation on investments	(102,762,242)	(90,774,858)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(211,358,391)	(5,018,157)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(435,611)	(32,805)
Class IB	(7,446,563)	(8,492,344)

	(7,882,174)	(8,525,149)

Distributions from net realized capital gains
Class IA	(219,730)	(299,068)
Class IB	(4,460,391)	(88,678,216)

	(4,680,121)	(88,977,284)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(12,562,295)	(97,502,433)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,172,501 and 64,206 shares, respectively ]	23,069,522	943,433
Capital shares issued in reinvestment of dividends and distributions [ 88,783 and 28,060 shares, respectively ]	655,341	331,873
Capital shares repurchased [ (183,646) and (56,186) shares, respectively ]	(1,527,922)	(828,962)

Total Class IA transactions	22,196,941	446,344

Class IB
Capital shares sold [ 3,162,194 and 6,322,902 shares, respectively ]	30,287,138	92,999,434
Capital shares issued in reinvestment of dividends and distributions [ 1,588,378 and 8,215,632 shares, respectively ]	11,906,954	97,170,560
Capital shares repurchased [ (11,049,341) and (12,060,300) shares, respectively ]	(104,404,071)	(174,382,017)

Total Class IB transactions	(62,209,979)	15,787,977

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(40,013,038)	16,234,321

TOTAL DECREASE IN NET ASSETS	(263,933,724)	(86,286,269)
NET ASSETS:
Beginning of year	561,409,148	647,695,417

End of year (a)	$297,475,424	$561,409,148

(a) Includes accumulated undistributed net investment income of	$62,774	$226,258

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $1,481,248,195)	$1,310,013,497
Cash	469,033
Receivable for securities sold	4,749,878
Dividends, interest and other receivables	2,454,333
Receivable from Separate Accounts for Trust shares sold	469,134
Variation margin receivable on futures contracts	236,810
Other assets	1,234

Total assets	1,318,393,919

LIABILITIES
Payable for securities purchased	10,124,845
Investment management fees payable	442,356
Administrative fees payable	171,498
Payable to Separate Accounts for Trust shares redeemed	63,494
Distribution fees payable - Class IB	31,386
Trustees’ fees payable	2,915
Accrued expenses	273,602

Total liabilities	11,110,096

NET ASSETS	$1,307,283,823

Net assets were comprised of:
Paid in capital	$1,526,983,332
Accumulated undistributed net investment income	5,553
Accumulated net realized loss	(48,778,965)
Unrealized depreciation on investments, futures and foreign currency translations	(170,926,097)

Net assets	$1,307,283,823

Class IA
Net asset value, offering and redemption price per share, $1,154,780,238 / 203,965,633 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.66

Class IB
Net asset value, offering and redemption price per share, $152,503,585 / 26,925,777 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.66

STATEMENT OF OPERATIONS
For Year Ended December 31, 2008

INVESTMENT INCOME
Dividends	$12,731,050
Interest	108,425
Securities lending (net)	55,263

Total income	12,894,738

EXPENSES
Investment management fees	2,307,943
Administrative fees	832,392
Distribution fees - Class IB	551,418
Printing and mailing expenses	257,473
Custodian fees	166,000
Professional fees	56,829
Trustees’ fees	4,286
Miscellaneous	22,584

Gross expenses	4,198,925
Less: Waiver from investment advisor	(326,213)
Fees paid indirectly	(259,335)

Net expenses	3,613,377

NET INVESTMENT INCOME	9,281,361

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(46,543,377)
Futures	(1,735,217)
Foreign currency transactions	227

Net realized loss	(48,278,367)

Change in unrealized appreciation (depreciation) on:
Securities	(171,247,058)
Futures	326,912
Foreign currency translations	5,921

Net change in unrealized depreciation	(170,914,225)

NET REALIZED AND UNREALIZED LOSS	(219,192,592)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(209,911,231)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,281,361	$3,697,398
Net realized gain (loss) on investments, futures and foreign currency transactions	(48,278,367)	61,263,577
Net change in unrealized depreciation on investments, futures and foreign currency translations	(170,914,225)	(52,077,846)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(209,911,231)	12,883,129

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(8,556,662)	(4,497)
Class IB	(758,616)	(3,625,971)

	(9,315,278)	(3,630,468)

Distributions from net realized capital gains
Class IA	—	(62,264)
Class IB	—	(60,319,209)

	—	(60,381,473)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(9,315,278)	(64,011,941)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 204,363,928 and 13,716 shares, respectively ]	1,278,326,821	163,150
Capital shares issued in reinvestment of dividends and distributions [ 1,512,981 and 7,453 shares, respectively ]	8,556,662	66,761
Capital shares repurchased [ (1,943,936) and (6,313) shares, respectively ]	(11,752,137)	(76,327)

Total Class IA transactions	1,275,131,346	153,584

Class IB
Capital shares sold [ 3,127,144 and 2,310,783 shares, respectively ]	23,536,741	27,100,321
Capital shares issued in reinvestment of dividends and distributions [ 134,072 and 7,128,019 shares, respectively ]	758,616	63,945,180
Capital shares repurchased [ (7,590,200) and (7,348,940) shares, respectively ]	(57,389,925)	(85,734,549)

Total Class IB transactions	(33,094,568)	5,310,952

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,242,036,778	5,464,536

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,022,810,269	(45,664,276)
NET ASSETS:
Beginning of year	284,473,554	330,137,830

End of year (a)	$1,307,283,823	$284,473,554

(a) Includes accumulated undistributed (overdistributed) net investment income of	$5,553	$(4,144)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $450,073,042) (Securities on loan at market value $3,887,198)	$457,948,441
Dividends, interest and other receivables	769,592
Receivable from Separate Accounts for Trust shares sold	90,195
Variation margin receivable on futures contracts	27,776
Receivable from investment manager	24,878
Other assets	227,700

Total assets	459,088,582

LIABILITIES
Overdraft payable	2,385,234
Payable for return of cash collateral on securities loaned	3,920,417
Payable to Separate Accounts for Trust shares redeemed	259,848
Distribution fees payable - Class IB	88,216
Trustees’ fees payable	10,732
Accrued expenses	52,753

Total liabilities	6,717,200

NET ASSETS	$452,371,382

Net assets were comprised of:
Paid in capital	$1,022,388,942
Accumulated undistributed net investment income	78,017
Accumulated net realized loss	(577,977,348)
Unrealized appreciation on investments and futures	7,881,771

Net assets	$452,371,382

Class IA
Net asset value, offering and redemption price per share, $5,568,306 / 980,043 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.68

Class IB
Net asset value, offering and redemption price per share, $446,803,076 / 80,282,340 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.57

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $39,467 foreign withholding tax)	$6,342,594
Interest	84,820
Securities lending (net)	226,421

Total income	6,653,835

EXPENSES
Investment management fees	5,261,883
Distribution fees - Class IB	1,500,002
Administrative fees	639,783
Printing and mailing expenses	131,321
Professional fees	57,398
Custodian fees	32,998
Trustees’ fees	12,771
Miscellaneous	20,863

Gross expenses	7,657,019
Less: Waiver from investment advisor	(1,311,402)
Fees paid indirectly	(665,905)

Net expenses	5,679,712

NET INVESTMENT INCOME	974,123

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(170,376,886)
Futures	309,382

Net realized loss	(170,067,504)

Change in unrealized appreciation (depreciation) on:
Securities	(100,566,807)
Futures	6,372

Net change in unrealized depreciation	(100,560,435)

NET REALIZED AND UNREALIZED LOSS	(270,627,939)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(269,653,816)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$974,123	$(1,370,931)
Net realized gain (loss) on investments and futures	(170,067,504)	80,705,056
Net change in unrealized appreciation (depreciation) on investments and futures	(100,560,435)	18,554,090

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(269,653,816)	97,888,215

DIVIDENDS:
Dividends from net investment income
Class IA	(24,400)	—
Class IB	(857,691)	—

TOTAL DIVIDENDS	(882,091)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 272,067 and 215,927 shares, respectively ]	2,017,135	1,832,376
Capital shares issued in reinvestment of dividends [ 4,465 and 0 shares, respectively ]	24,400	—
Capital shares repurchased [ (128,273) and (13,245,393) shares, respectively ]	(897,822)	(105,960,244)

Total Class IA transactions	1,143,713	(104,127,868)

Class IB
Capital shares sold [ 11,320,665 and 10,758,995 shares, respectively ]	82,108,375	90,004,406
Capital shares issued in reinvestment of dividends [ 160,209 and 0 shares, respectively ]	857,691	—
Capital shares repurchased [ (17,283,736) and (19,525,509) shares, respectively ]	(123,122,356)	(158,990,422)

Total Class IB transactions	(40,156,290)	(68,986,016)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(39,012,577)	(173,113,884)

TOTAL DECREASE IN NET ASSETS	(309,548,484)	(75,225,669)
NET ASSETS:
Beginning of year	761,919,866	837,145,535

End of year (a)	$452,371,382	$761,919,866

(a) Includes accumulated undistributed net investment income (accumulated net investment loss) of	$78,017	$(14,015)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $3,427,194,786)	$2,946,816,473
Cash	634,258
Dividends, interest and other receivables	4,144,293
Receivable from Separate Accounts for Trust shares sold	2,365,352
Variation margin receivable on futures contracts	689,275
Other assets	6,939

Total assets	2,954,656,590

LIABILITIES
Payable for securities purchased	6,275,879
Investment management fees payable	1,163,001
Payable to Separate Accounts for Trust shares redeemed	632,509
Administrative fees payable	372,310
Distribution fees payable - Class IB	110,567
Trustees’ fees payable	11,040
Accrued expenses	496,372

Total liabilities	9,061,678

NET ASSETS	$2,945,594,912

Net assets were comprised of:
Paid in capital	$4,204,066,979
Accumulated undistributed net investment income	533,375
Accumulated net realized loss	(779,292,716)
Unrealized depreciation on investments, futures and foreign currency translations	(479,712,726)

Net assets	$2,945,594,912

Class IA
Net asset value, offering and redemption price per share, $2,408,215,842 / 212,715,882 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.32

Class IB
Net asset value, offering and redemption price per share, $537,379,070 / 49,095,676 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.95

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008
INVESTMENT INCOME
Dividends	$21,059,833
Interest	574,540
Securities lending (net)	236,285

Total income	21,870,658

EXPENSES
Investment management fees	6,657,109
Administrative fees	2,146,027
Distribution fees - Class IB	1,941,174
Printing and mailing expenses	632,329
Custodian fees	200,000
Professional fees	72,271
Trustees’ fees	16,166
Miscellaneous	30,698

Gross expenses	11,695,774
Less: Waiver from investment advisor	(182,849)
Fees paid indirectly	(54,393)

Net expenses	11,458,532

NET INVESTMENT INCOME	10,412,126

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(127,565,296)
Futures	(6,346,852)
Foreign currency transactions	427

Net realized loss	(133,911,721)

Change in unrealized appreciation (depreciation) on:
Securities	(545,610,544)
Futures	709,735
Foreign currency translations	146

Net change in unrealized depreciation	(544,900,663)

NET REALIZED AND UNREALIZED LOSS	(678,812,384)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(668,400,258)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,412,126	$3,545,838
Net realized gain (loss) on investments, futures, and foreign currency transactions	(133,911,721)	161,547,038
Net change in unrealized depreciation on investments, futures, and foreign currency translations	(544,900,663)	(37,633,283)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(668,400,258)	127,459,593

DIVIDENDS:
Dividends from net investment income
Class IA	(9,026,992)	(42,439)
Class IB	(833,865)	(3,267,867)

TOTAL DIVIDENDS	(9,860,857)	(3,310,306)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 215,386,800 and 155,577 shares, respectively ]	2,764,803,769	2,742,676
Capital shares issued in reinvestment of dividends [ 797,123 and 2,384 shares, respectively ]	9,026,992	42,439
Capital shares repurchased [ (3,874,910) and (48,268) shares, respectively ]	(49,533,001)	(848,884)

Total Class IA transactions	2,724,297,760	1,936,231

Class IB
Capital shares sold [ 6,653,829 and 9,743,228 shares, respectively ]	102,687,894	168,931,049
Capital shares issued in reinvestment of dividends [ 71,889 and 187,442 shares, respectively ]	833,865	3,267,867
Capital shares repurchased [ (12,738,036) and (10,702,307) shares, respectively ]	(189,366,873)	(178,055,200)

Total Class IB transactions	(85,845,114)	(5,856,284)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,638,452,646	(3,920,053)

TOTAL INCREASE IN NET ASSETS	1,960,191,531	120,229,234
NET ASSETS:
Beginning of year	985,403,381	865,174,147

End of year (a)	$2,945,594,912	$985,403,381

(a) Includes accumulated undistributed net investment income of	$533,375	$184,379

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $82,096,555)	$88,859,083
Cash	41,208
Dividends, interest and other receivables	225,831
Receivable from investment manager	158,289
Receivable from Separate Accounts for Trust shares sold	33,223
Variation margin receivable on futures contracts	26,778
Other assets	1,142

Total assets	89,345,554

LIABILITIES
Payable to affiliate	425,656
Payable to Separate Accounts for Trust shares redeemed	44,478
Distribution fees payable - Class IB	17,844
Administrative fees payable	9,874
Trustees’ fees payable	996
Accrued expenses	58,279

Total liabilities	557,127

NET ASSETS	$88,788,427

Net assets were comprised of:
Paid in capital	$216,583,189
Accumulated undistributed net investment income	6,046
Accumulated overdistributed net realized gain	(134,611,485)
Unrealized appreciation on investments and futures	6,810,677

Net assets	$88,788,427

Class IA
Net asset value, offering and redemption price per share, $1,186,852 / 279,458 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.25

Class IB
Net asset value, offering and redemption price per share, $87,601,575 / 20,693,736 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.23

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends	$2,733,609
Interest	63,768
Securities lending (net)	450,796

Total income	3,248,173

EXPENSES
Investment management fees	959,464
Distribution fees - Class IB	374,182
Administrative fees	181,763
Professional fees	48,459
Printing and mailing expenses	31,675
Custodian fees	18,750
Trustees’ fees	3,253
Miscellaneous	9,929

Gross expenses	1,627,475
Less: Waiver from investment advisor	(124,137)
Fees paid indirectly	(323,533)

Net expenses	1,179,805

NET INVESTMENT INCOME	2,068,368

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(134,317,370)
Futures	77,692

Net realized loss	(134,239,678)

Change in unrealized appreciation on:
Securities	13,379,650
Futures	48,149

Net change in unrealized appreciation	13,427,799

NET REALIZED AND UNREALIZED LOSS	(120,811,879)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(118,743,511)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,068,368	$(109,147)
Net realized gain (loss) on investments, futures and foreign currency transactions	(134,239,678)	8,168,890
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	13,427,799	(22,066,640)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(118,743,511)	(14,006,897)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(29,603)	—
Class IB	(2,030,783)	—

	(2,060,386)	—

Distributions from net realized capital gains
Class IA	(39,603)	(23,827)
Class IB	(4,078,807)	(4,644,271)

	(4,118,410)	(4,668,098)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(6,178,796)	(4,668,098)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 220,748 and 114,038 shares, respectively ]	1,565,604	1,275,905
Capital shares issued in reinvestment of dividends and distributions [ 12,441 and 2,323 shares, respectively ]	69,206	23,827
Capital shares repurchased [ (74,451) and (5,673) shares, respectively ]	(471,427)	(64,488)

Total Class IA transactions	1,163,383	1,235,244

Class IB
Capital shares sold [ 5,763,870 and 5,910,568 shares, respectively ]	40,159,723	66,971,422
Capital shares issued in reinvestment of dividends and distributions [ 1,045,594 and 451,873 shares, respectively ]	6,109,590	4,644,271
Capital shares repurchased [ (6,826,475) and (3,852,338) shares, respectively ]	(48,032,418)	(43,491,995)

Total Class IB transactions	(1,763,105)	28,123,698

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(599,722)	29,358,942

TOTAL INCREASE (DECREASE) IN NET ASSETS	(125,522,029)	10,683,947
NET ASSETS:
Beginning of year	214,310,456	203,626,509

End of year (a)	$88,788,427	$214,310,456

(a) Includes accumulated undistributed net investment income (accumulated net investment loss) of	$6,046	$(593)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $3,864,735,554) (Securities on loan at market value $104,136,101)	$2,898,461,808
Cash	2,153,956
Cash Held as Collateral at Broker	1,702,800
Dividends, interest and other receivables	7,789,769
Receivable for securities sold	4,368,149
Receivable from investment manager	402,146
Variation margin receivable on futures contracts	204,085
Receivable from Separate Accounts for Trust shares sold	169,894
Other assets	23,882

Total assets	2,915,276,489

LIABILITIES
Payable for return of cash collateral on securities loaned	104,820,109
Payable to Separate Accounts for Trust shares redeemed	2,803,902
Distribution fees payable - Class IB	318,707
Trustees’ fees payable	58,472
Accrued expenses	251,922

Total liabilities	108,253,112

NET ASSETS	$2,807,023,377

Net assets were comprised of:
Paid in capital	$5,280,136,037
Accumulated undistributed net investment income	195,727
Accumulated net realized loss	(1,507,315,009)
Unrealized depreciation on investments and futures	(965,993,378)

Net assets	$2,807,023,377

Class IA
Net asset value, offering and redemption price per share, $1,254,314,580 / 161,752,527 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.75

Class IB
Net asset value, offering and redemption price per share, $1,552,708,797 / 200,960,867 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.73

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $488,725 foreign withholding tax)	$162,249,283
Interest	962,777
Securities lending (net)	1,818,303

Total income	165,030,363

EXPENSES
Investment management fees	30,211,091
Distribution fees - Class IB	6,046,538
Administrative fees	5,333,532
Printing and mailing expenses	931,199
Professional fees	122,244
Trustees’ fees	112,510
Custodian fees	64,000
Miscellaneous	118,937

Gross expenses	42,940,051
Less: Waiver from investment advisor	(763,880)
Fees paid indirectly	(3,521,688)

Net expenses	38,654,483

NET INVESTMENT INCOME	126,375,880

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(1,499,688,944)
Futures	5,127,692

Net realized loss	(1,494,561,252)

Change in unrealized appreciation (depreciation) on:
Securities	(1,365,891,360)
Futures	280,368

Net change in unrealized depreciation	(1,365,610,992)

NET REALIZED AND UNREALIZED LOSS	(2,860,172,244)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,733,796,364)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$126,375,880	$111,634,870
Net realized gain (loss) on investments and futures	(1,494,561,252)	422,939,488
Net change in unrealized depreciation on investments and futures	(1,365,610,992)	(887,050,667)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(2,733,796,364)	(352,476,309)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(58,082,167)	(63,722,345)
Class IB	(67,974,208)	(48,059,251)

	(126,056,375)	(111,781,596)

Distributions from net realized capital gains
Class IA	—	(250,940,615)
Class IB	—	(237,420,255)

	—	(488,360,870)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(126,056,375)	(600,142,466)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 18,219,861 and 73,006,351 shares, respectively ]	223,280,557	1,204,016,029
Capital shares issued in connection with merger (Note 12) [ 0 and 91,295,958 shares, respectively ]	—	1,488,517,275
Capital shares issued in reinvestment of dividends and distributions [ 7,499,813 and 22,199,870 shares, respectively ]	58,082,167	314,662,960
Capital shares repurchased [ (128,309,262) and (15,597,298) shares, respectively ]	(1,298,120,020)	(256,923,062)

Total Class IA transactions	(1,016,757,296)	2,750,273,202

Class IB
Capital shares sold [ 7,602,057 and 18,018,404 shares, respectively ]	86,054,187	300,176,930
Capital shares issued in connection with merger (Note 12) [ 0 and 95,845,374 shares, respectively ]	—	1,559,197,003
Capital shares issued in reinvestment of dividends and distributions [ 8,808,465 and 20,009,194 shares, respectively ]	67,974,208	285,479,506
Capital shares repurchased [ (47,641,795) and (75,377,207) shares, respectively ]	(551,810,930)	(1,236,572,924)

Total Class IB transactions	(397,782,535)	908,280,515

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,414,539,831)	3,658,553,717

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,274,392,570)	2,705,934,942
NET ASSETS:
Beginning of year	7,081,415,947	4,375,481,005

End of year (a)	$2,807,023,377	$7,081,415,947

(a) Includes accumulated undistributed (overdistributed) net investment income of	$195,727	$(80,038)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $1,480,662,944) (Securities on loan at market value $114,974,561)	$1,479,479,068
Cash	170,256
Dividends, interest and other receivables	14,874,237
Receivable for Forward Commitments	14,292,838
Receivable from Separate Accounts for Trust shares sold	745,150
Other assets	4,448

Total assets	1,509,565,997

LIABILITIES
Payable for return of cash collateral on securities loaned	112,952,771
Payable for Forward Commitments	28,279,163
Investment management fees payable	420,682
Payable to Separate Accounts for Trust shares redeemed	281,289
Administrative fees payable	114,758
Distribution fees payable - Class IB	36,003
Trustees’ fees payable	3,517
Accrued expenses	191,172

Total liabilities	142,279,355

NET ASSETS	$1,367,286,642

Net assets were comprised of:
Paid in capital	$1,380,973,195
Accumulated undistributed net investment income	745,742
Accumulated overdistributed net realized gain	(13,248,419)
Unrealized depreciation on investments	(1,183,876)

Net assets	$1,367,286,642

Class IA
Net asset value, offering and redemption price per share, $1,194,073,591 / 88,010,795 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.57

Class IB
Net asset value, offering and redemption price per share, $173,213,051 / 12,758,743 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.58

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$76,248,653
Dividends	765,755
Securities lending (net)	1,001,249

Total income	78,015,657

EXPENSES
Investment management fees	5,045,417
Administrative fees	1,385,480
Distribution fees - Class IB	370,593
Printing and mailing expenses	331,214
Professional fees	68,153
Custodian fees	67,500
Trustees’ fees	25,364
Miscellaneous	41,841

Total expenses	7,335,562

NET INVESTMENT INCOME	70,680,095

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	6,071,320
Securities sold short	(1,090,707)

Net realized gain	4,980,613

Change in unrealized appreciation (depreciation) on:
Securities	(25,054,041)
Securities sold short	271,902

Net change in unrealized depreciation	(24,782,139)

NET REALIZED AND UNREALIZED LOSS	(19,801,526)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,878,569

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$70,680,095	$49,995,941
Net realized gain on investments and securities sold short	4,980,613	11,130,700
Net change in unrealized appreciation (depreciation) on investments and securities sold short	(24,782,139)	22,113,875

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	50,878,569	83,240,516

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(61,616,837)	(44,535,817)
Class IB	(8,822,303)	(5,583,705)

	(70,439,140)	(50,119,522)

Distributions from net realized capital gains
Class IA	(6,654,728)	—
Class IB	(1,000,279)	—

	(7,655,007)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(78,094,147)	(50,119,522)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 30,575,762 and 29,856,174 shares, respectively ]	412,357,015	402,074,041
Capital shares issued in reinvestment of dividends and distributions [ 5,100,049 and 3,332,025 shares, respectively ]	68,271,565	44,535,817
Capital shares repurchased [ (29,282,225) and (3,822,079) shares, respectively ]	(376,578,515)	(51,553,585)

Total Class IA transactions	104,050,065	395,056,273

Class IB
Capital shares sold [ 7,466,339 and 6,534,578 shares, respectively ]	99,194,192	87,752,868
Capital shares issued in reinvestment of dividends and distributions [ 733,242 and 417,472 shares, respectively ]	9,822,582	5,583,705
Capital shares repurchased [ (6,238,338) and (4,297,209) shares, respectively ]	(83,491,602)	(57,773,347)

Total Class IB transactions	25,525,172	35,563,226

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	129,575,237	430,619,499

TOTAL INCREASE IN NET ASSETS	102,359,659	463,740,493
NET ASSETS:
Beginning of year	1,264,926,983	801,186,490

End of year (a)	$1,367,286,642	$1,264,926,983

(a) Includes accumulated undistributed net investment income of	$745,742	$6,603

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH & INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $180,247,532)	$136,828,968
Receivable for securities sold	1,911,168
Dividends, interest and other receivables	219,409
Receivable from Separate Accounts for Trust shares sold	109,914
Other assets	1,418

Total assets	139,070,877

LIABILITIES
Payable for securities purchased	386,210
Payable to Separate Accounts for Trust shares redeemed	77,106
Investment management fees payable	55,809
Distribution fees payable - Class IB	21,710
Administrative fees payable	13,933
Trustees’ fees payable	1,004
Accrued expenses	96,907

Total liabilities	652,679

NET ASSETS	$138,418,198

Net assets were comprised of:
Paid in capital	$211,626,732
Accumulated overdistributed net investment income	(453)
Accumulated overdistributed net realized income	(29,789,517)
Unrealized depreciation on investments	(43,418,564)

Net assets	$138,418,198

Class IA
Net asset value, offering and redemption price per share, $31,030,529 / 4,121,861 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.53

Class IB
Net asset value, offering and redemption price per share, $107,387,669 / 14,247,580 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.54

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $2,298 foreign withholding tax)	$4,460,463
Interest	47,903
Securities lending (net)	29,507

Total income	4,537,873

EXPENSES
Investment management fees	1,218,110
Distribution fees - Class IB	348,846
Administrative fees	218,351
Custodian fees	49,999
Professional fees	49,083
Printing and mailing expenses	43,614
Trustees’ fees	3,809
Miscellaneous	12,937

Gross expenses	1,944,749
Less: Waiver from investment advisor	(192,645)
Fees paid indirectly	(42,093)

Net expenses	1,710,011

NET INVESTMENT INCOME	2,827,862

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(29,619,912)
Net change in unrealized depreciation on securities	(55,916,326)

NET REALIZED AND UNREALIZED LOSS	(85,536,238)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(82,708,376)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH & INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,827,862	$2,863,092
Net realized gain (loss) on investments	(29,619,912)	8,322,749
Net change in unrealized depreciation on investments	(55,916,326)	(2,801,681)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(82,708,376)	8,384,160

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(714,364)	(912,290)
Class IB	(2,166,871)	(1,937,975)

	(2,881,235)	(2,850,265)

Distributions from net realized capital gains
Class IA	(119,731)	(2,563,120)
Class IB	(355,457)	(6,604,825)

	(475,188)	(9,167,945)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,356,423)	(12,018,210)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 256,657 and 386,811 shares, respectively ]	2,636,966	4,899,557
Capital shares issued in reinvestment of dividends and distributions [ 107,086 and 290,346 shares, respectively ]	834,095	3,475,410
Capital shares repurchased [ (1,626,911) and (1,296,701) shares, respectively ]	(16,260,401)	(16,534,678)

Total Class IA transactions	(12,789,340)	(8,159,711)

Class IB
Capital shares sold [ 3,168,888 and 5,083,912 shares, respectively ]	31,565,898	64,477,741
Capital shares issued in reinvestment of dividends and distributions [ 323,744 and 713,033 shares, respectively ]	2,522,328	8,542,800
Capital shares repurchased [ (3,461,994) and (4,219,594) shares, respectively ]	(35,119,650)	(53,571,232)

Total Class IB transactions	(1,031,424)	19,449,309

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(13,820,764)	11,289,598

TOTAL INCREASE (DECREASE) IN NET ASSETS	(99,885,563)	7,655,548
NET ASSETS:
Beginning of year	238,303,761	230,648,213

End of year (a)	$138,418,198	$238,303,761

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(453)	$36,932

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $128,904,470)	$103,536,738
Receivable for securities sold	3,827,408
Receivable from Separate Accounts for Trust shares sold	182,892
Dividends, interest and other receivables	167,826
Other assets	341

Total assets	107,715,205

LIABILITIES
Payable for securities purchased	2,286,030
Payable to Separate Accounts for Trust shares redeemed	1,553,646
Investment management fees payable	40,991
Distribution fees payable - Class IB	21,005
Administrative fees payable	11,311
Trustees’ fees payable	177
Accrued expenses	73,888

Total liabilities	3,987,048

NET ASSETS	$103,728,157

Net assets were comprised of:
Paid in capital	$135,839,563
Accumulated overdistributed net investment income	(144)
Accumulated overdistributed net realized gain	(6,743,530)
Unrealized depreciation on investments	(25,367,732)

Net assets	$103,728,157

Class IA
Net asset value, offering and redemption price per share, $2,899,650 / 340,055 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.53

Class IB
Net asset value, offering and redemption price per share, $100,828,507 / 11,811,430 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.54

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $621 foreign withholding tax)	$2,243,196
Interest	96,204
Securities lending (net)	8,445

Total income	2,347,845

EXPENSES
Investment management fees	698,583
Distribution fees - Class IB	262,524
Administrative fees	138,027
Professional fees	48,031
Printing and mailing expenses	30,745
Custodian fees	4,999
Trustees’ fees	2,012
Miscellaneous	7,289

Gross expenses	1,192,210
Less: Waiver from investment advisor	(124,755)
Fees paid indirectly	(8,729)

Net expenses	1,058,726

NET INVESTMENT INCOME	1,289,119

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(6,521,294)
Net change in unrealized depreciation on securities	(33,447,648)

NET REALIZED AND UNREALIZED LOSS	(39,968,942)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,679,823)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,289,119	$603,157
Net realized gain (loss) on investments	(6,521,294)	3,245,190
Net change in unrealized appreciation (depreciation) on investments	(33,447,648)	3,086,904

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(38,679,823)	6,935,251

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(44,206)	(10,519)
Class IB	(1,254,041)	(586,223)

	(1,298,247)	(596,742)

Distributions from net realized capital gains
Class IA	(17,877)	(36,174)
Class IB	(694,046)	(3,051,543)

	(711,923)	(3,087,717)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,010,170)	(3,684,459)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 325,885 and 96,937 shares, respectively ]	3,484,778	1,250,665
Capital shares issued in reinvestment of dividends and distributions [ 6,789 and 3,775 shares, respectively ]	62,083	46,693
Capital shares repurchased [ (92,869) and (10,683) shares, respectively ]	(938,955)	(138,612)

Total Class IA transactions	2,607,906	1,158,746

Class IB
Capital shares sold [ 8,405,320 and 3,734,595 shares, respectively ]	90,045,499	47,392,772
Capital shares issued in reinvestment of dividends and distributions [ 208,896 and 293,762 shares, respectively ]	1,948,087	3,637,766
Capital shares repurchased [ (4,084,811) and (1,682,064) shares, respectively ]	(43,196,507)	(21,238,658)

Total Class IB transactions	48,797,079	29,791,880

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	51,404,985	30,950,626

TOTAL INCREASE IN NET ASSETS	10,714,992	34,201,418
NET ASSETS:
Beginning of year	93,013,165	58,811,747

End of year (a)	$103,728,157	$93,013,165

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(144)	$7,700

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $421,408,653) (Securities on loan at market value $22,823,582)	$282,222,831
Dividends, interest and other receivables	599,956
Receivable from Separate Accounts for Trust shares sold	112,796
Other assets	1,665

Total assets	282,937,248

LIABILITIES
Payable for return of cash collateral on securities loaned	22,956,121
Payable to Separate Accounts for Trust shares redeemed	156,275
Investment management fees payable	127,322
Distribution fees payable - Class IB	42,923
Administrative fees payable	23,439
Trustees’ fees payable	1,496
Accrued expenses	77,758

Total liabilities	23,385,334

NET ASSETS	$259,551,914

Net assets were comprised of:
Paid in capital	$446,771,284
Accumulated overdistributed net investment income	(781)
Accumulated overdistributed net realized gain	(48,032,767)
Unrealized depreciation on investments	(139,185,822)

Net assets	$259,551,914

Class IA
Net asset value, offering and redemption price per share, $42,881,091 / 6,342,522 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.76

Class IB
Net asset value, offering and redemption price per share, $216,670,823 / 32,015,399 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.77

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends	$7,963,487
Interest	237,973
Securities lending (net)	490,488

Total income	8,691,948

EXPENSES
Investment management fees	2,438,661
Distribution fees - Class IB	709,152
Administrative fees	380,237
Printing and mailing expenses	77,486
Professional fees	51,516
Custodian fees	30,001
Trustees’ fees	7,200
Miscellaneous	15,571

Gross expenses	3,709,824
Less: Waiver from investment advisor	(217,793)
Fees paid indirectly	(29,686)

Net expenses	3,462,345

NET INVESTMENT INCOME	5,229,603

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(47,354,036)
Net change in unrealized depreciation on securities	(124,446,577)

NET REALIZED AND UNREALIZED LOSS	(171,800,613)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(166,571,010)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,229,603	$2,404,143
Net realized gain (loss) on investments	(47,354,036)	33,232,087
Net change in unrealized depreciation on investments	(124,446,577)	(40,097,858)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(166,571,010)	(4,461,628)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(968,116)	(661,174)
Class IB	(4,317,970)	(1,752,717)

	(5,286,086)	(2,413,891)

Distributions from net realized capital gains
Class IA	(1,872,213)	(5,650,123)
Class IB	(8,210,009)	(22,694,519)

	(10,082,222)	(28,344,642)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(15,368,308)	(30,758,533)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,246,912 and 2,412,328 shares, respectively ]	12,178,692	31,160,355
Capital shares issued in reinvestment of dividends and distributions [ 345,066 and 543,843 shares, respectively ]	2,840,329	6,311,297
Capital shares repurchased [ (2,543,866) and (1,771,015) shares, respectively ]	(23,208,189)	(23,154,998)

Total Class IA transactions	(8,189,168)	14,316,654

Class IB
Capital shares sold [ 7,252,713 and 13,627,384 shares, respectively ]	67,685,478	181,388,203
Capital shares issued in reinvestment of dividends and distributions [ 1,524,029 and 2,100,787 shares, respectively ]	12,527,979	24,447,236
Capital shares repurchased [ (5,991,902) and (6,145,719) shares, respectively ]	(55,823,683)	(81,151,562)

Total Class IB transactions	24,389,774	124,683,877

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	16,200,606	139,000,531

TOTAL INCREASE (DECREASE) IN NET ASSETS	(165,738,712)	103,780,370
NET ASSETS:
Beginning of year	425,290,626	321,510,256

End of year (a)	$259,551,914	$425,290,626

(a) Includes accumulated overdistributed net investment income of	$(781)	$(1,029)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $2,148,491,432) (Securities on loan at market value $217,288,616)	$1,879,733,357
Foreign cash (Cost $1,546)	1,241
Dividends, interest and other receivables	2,271,231
Receivable from Separate Accounts for Trust shares sold	694,768
Other assets	18,588

Total assets	1,882,719,185

LIABILITIES
Payable for return of cash collateral on securities loaned	216,949,011
Investment management fees payable	1,175,025
Payable to Separate Accounts for Trust shares redeemed	728,532
Distribution fees payable - Class IB	327,326
Administrative fees payable	141,563
Trustees’ fees payable	20,027
Accrued expenses	39,672

Total liabilities	219,381,156

NET ASSETS	$1,663,338,029

Net assets were comprised of:
Paid in capital	$2,564,292,917
Accumulated undistributed net investment income	4,412,712
Accumulated overdistributed net realized gain	(636,609,221)
Unrealized depreciation on investments and foreign currency translations	(268,758,379)

Net assets	$1,663,338,029

Class IA
Net asset value, offering and redemption price per share, $72,927,864 / 7,056,244 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.34

Class IB
Net asset value, offering and redemption price per share, $1,590,410,165 / 155,077,259 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.26

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $90,565 foreign withholding tax)	$52,938,069
Interest	6,159,046
Securities lending (net)	1,880,104

Total income	60,977,219

EXPENSES
Investment management fees	31,263,529
Distribution fees - Class IB	5,485,412
Administrative fees	3,719,031
Printing and mailing expenses	617,706
Custodian fees	160,500
Professional fees	102,244
Trustees’ fees	81,406
Miscellaneous	106,534

Gross expenses	41,536,362
Less: Waiver from investment advisor	(3,059,223)
Fees paid indirectly	(63,419)

Net expenses	38,413,720

NET INVESTMENT INCOME	22,563,499

REALIZED AND UNREALIZED LOSS
Realized loss on:
Securities	(629,002,057)
Foreign currency transactions	(10,474)

Net realized loss	(629,012,531)

Change in unrealized depreciation on:
Securities	(1,149,138,010)
Foreign currency translations	(433)

Net change in unrealized depreciation	(1,149,138,443)

NET REALIZED AND UNREALIZED LOSS	(1,778,150,974)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,755,587,475)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$22,563,499	$14,657,397
Net realized gain (loss) on investments and foreign currency transactions	(629,012,531)	414,658,645
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,149,138,443)	105,430,369

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,755,587,475)	534,746,411

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,654,023)	(8,134,213)
Class IB	(20,837,496)	(4,352,326)

	(22,491,519)	(12,486,539)

Distributions from net realized capital gains
Class IA	(17,383,945)	(151,443,995)
Class IB	(20,220,660)	(206,813,991)

	(37,604,605)	(358,257,986)

Return of capital
Class IA	(1,722,980)	—
Class IB	(2,765,117)	—

	(4,488,097)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(64,584,221)	(370,744,525)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 35,552,875 and 31,668,899 shares, respectively ]	554,703,790	571,196,487
Capital shares issued in reinvestment of dividends and distributions [ 1,385,007 and 9,186,732 shares, respectively ]	20,760,948	159,578,208
Capital shares repurchased [ (141,073,264) and (12,850,401) shares, respectively ]	(1,770,988,364)	(223,235,809)

Total Class IA transactions	(1,195,523,626)	507,538,886

Class IB
Capital shares sold [ 22,751,416 and 21,887,349 shares, respectively ]	329,718,661	388,691,776
Capital shares issued in reinvestment of dividends and distributions [ 3,503,391 and 12,251,567 shares, respectively ]	43,823,273	211,166,317
Capital shares repurchased [ (20,835,357) and (18,596,825) shares, respectively ]	(291,753,421)	(330,578,919)

Total Class IB transactions	81,788,513	269,279,174

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,113,735,113)	776,818,060

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,933,906,809)	940,819,946
NET ASSETS:
Beginning of year	4,597,244,838	3,656,424,892

End of year (a)	$1,663,338,029	$4,597,244,838

(a) Includes accumulated undistributed net investment income of	$4,412,712	$1,634,603

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $859,235,348) (Securities on loan at market value $72,796,966)	$899,410,668
Cash	466,888
Foreign Currency (Cost $755,475)	1,762,179
Receivable for securities sold	10,252,018
Dividends, interest and other receivables	1,231,526
Receivable from investment manager	1,054,816
Variation margin receivable on futures contracts	546,340
Receivable from Separate Accounts for Trust shares sold	284,936
Other assets	6,615

Total assets	915,015,986

LIABILITIES
Payable for return of cash collateral on securities loaned	72,899,064
Payable for securities purchased	13,532,447
Payable to Separate Accounts for Trust shares redeemed	502,892
Distribution fees payable - Class IB	156,826
Trustees’ fees payable	10,313
Accrued expenses	1,538

Total liabilities	87,103,080

NET ASSETS	$827,912,906

Net assets were comprised of:
Paid in capital	$1,576,640,728
Accumulated overdistributed net investment income	(699,505)
Accumulated overdistributed net realized gain	(790,182,706)
Unrealized appreciation on investments, futures and foreign currency translations	42,154,389

Net assets	$827,912,906

Class IA
Net asset value, offering and redemption price per share, $39,101,245 / 7,826,855 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.00

Class IB
Net asset value, offering and redemption price per share, $788,811,661 / 160,073,937 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.93

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $300,127 foreign withholding tax)	$21,080,115
Interest	1,212,865
Securities lending (net)	649,906

Total income	22,942,886

EXPENSES
Investment management fees	8,649,283
Distribution fees - Class IB	3,091,296
Administrative fees	1,329,943
Printing and mailing expenses	257,280
Custodian fees	169,000
Professional fees	67,429
Trustees’ fees	27,824
Miscellaneous	47,933

Gross expenses	13,639,988
Less: Waiver from investment advisor	(745,864)
Fees paid indirectly	(2,143,500)

Net expenses	10,750,624

NET INVESTMENT INCOME	12,192,262

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities (net of India tax of $1,640 on realized loss on investments)	(781,337,654)
Futures	824,037
Foreign currency transactions	(1,252,080)

Net realized loss	(781,765,697)

Change in unrealized appreciation (depreciation) on:
Securities	(42,015,542)
Futures	969,471
Foreign currency translations	977,387

Net change in unrealized depreciation	(40,068,684)

NET REALIZED AND UNREALIZED LOSS	(821,834,381)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(809,642,119)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,192,262	$(791,851)
Net realized gain (loss) on investments, futures and foreign currency transactions	(781,765,697)	186,453,561
Net change in unrealized depreciation on investments, futures and foreign currency translations	(40,068,684)	(62,348,563)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(809,642,119)	123,313,147

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(639,343)	—
Class IB	(10,968,500)	—

	(11,607,843)	—

Distributions from net realized capital gains
Class IA	(672,266)	(8,272,057)
Class IB	(13,539,663)	(217,862,589)

	(14,211,929)	(226,134,646)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(25,819,772)	(226,134,646)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,603,173 and 1,379,992 shares, respectively ]	22,691,678	15,863,126
Capital shares issued in reinvestment of dividends and distributions [ 208,437 and 816,463 shares, respectively ]	1,311,609	8,272,057
Capital shares repurchased [ (1,263,045) and (701,207) shares, respectively ]	(9,494,837)	(8,006,862)

Total Class IA transactions	14,508,450	16,128,321

Class IB
Capital shares sold [ 19,466,772 and 19,594,182 shares, respectively ]	143,910,686	223,108,124
Capital shares issued in reinvestment of dividends and distributions [ 3,864,911 and 21,718,984 shares, respectively ]	24,508,163	217,862,589
Capital shares repurchased [ (25,087,871) and (21,937,832) shares, respectively ]	(194,171,867)	(247,897,042)

Total Class IB transactions	(25,753,018)	193,073,671

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(11,244,568)	209,201,992

TOTAL INCREASE (DECREASE) IN NET ASSETS	(846,706,459)	106,380,493
NET ASSETS:
Beginning of year	1,674,619,365	1,568,238,872

End of year (a)	$827,912,906	$1,674,619,365

(a) Includes accumulated overdistributed net investment income and accumulated net investment loss of	$(699,505)	$(10,970)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $1,573,488,249) (Securities on loan at market value $207,739,526)	$945,088,741
Repurchase Agreement (Amortized Cost $119,404,254)	119,404,254
Cash	907,087
Foreign Cash (Cost $47)	44
Dividends, interest and other receivables	2,148,809
Receivable for securities sold	1,389,098
Variation margin receivable on futures contracts	189,980
Receivable from Separate Accounts for Trust shares sold	42,296
Other assets	14,047

Total assets	1,069,184,356

LIABILITIES
Payable for return of cash collateral on securities loaned	207,664,449
Payable for securities purchased	1,703,676
Payable to Separate Accounts for Trust shares redeemed	1,350,687
Investment management fees payable	354,447
Distribution fees payable - Class IB	168,056
Administrative fees payable	114,921
Recoupment fees payable	48,687
Trustees’ fees payable	14,378
Accrued expenses	243,644

Total liabilities	211,662,945

NET ASSETS	$857,521,411

Net assets were comprised of:
Paid in capital	$1,674,337,452
Accumulated undistributed net investment income	142,024
Accumulated net realized loss	(188,897,705)
Unrealized depreciation on investments, futures and foreign currency translations	(628,060,360)

Net assets	$857,521,411

Class IA
Net asset value, offering and redemption price per share, $18,746,926 / 3,034,489 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.18

Class IB
Net asset value, offering and redemption price per share, $838,774,485 / 137,510,905 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.10

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $13,059 foreign withholding tax)	$28,034,577
Interest	379,305
Securities lending (net)	2,051,144

Total income	30,465,026

EXPENSES
Investment management fees	7,161,285
Distribution fees - Class IB	3,192,990
Administrative fees	2,093,102
Custodian fees	337,000
Printing and mailing expenses	256,741
Professional fees	67,393
Trustees’ fees	27,781
Miscellaneous	51,093

Gross expenses	13,187,385
Less: Waiver from investment advisor	(180,066)
Fees paid indirectly	(50,848)

Net expenses	12,956,471

NET INVESTMENT INCOME	17,508,555

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(168,742,051)
Futures	(3,494,509)
Foreign currency transactions	(3,700)

Net realized loss	(172,240,260)

Change in unrealized appreciation (depreciation) on:
Securities	(450,269,357)
Futures	261,053
Foreign currency translations	(3,913)

Net change in unrealized depreciation	(450,012,217)

NET REALIZED AND UNREALIZED LOSS	(622,252,477)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(604,743,922)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$17,508,555	$20,077,577
Net realized gain (loss) on investments, futures and foreign currency transactions	(172,240,260)	394,195,446
Net change in unrealized depreciation on investments, futures and foreign currency translations	(450,012,217)	(432,392,947)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(604,743,922)	(18,119,924)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(436,477)	(365,495)
Class IB	(17,753,048)	(18,876,589)

	(18,189,525)	(19,242,084)

Distributions from net realized capital gains
Class IA	—	(6,761,300)
Class IB	—	(433,605,608)

	—	(440,366,908)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(18,189,525)	(459,608,992)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 967,759 and 346,349 shares, respectively ]	8,654,092	5,103,605
Capital shares issued in reinvestment of dividends and distributions [ 72,024 and 684,123 shares, respectively ]	436,477	7,126,795
Capital shares repurchased [ (582,647) and (136,511) shares, respectively ]	(4,773,305)	(1,980,110)

Total Class IA transactions	4,317,264	10,250,290

Class IB
Capital shares sold [ 7,562,456 and 11,552,741 shares, respectively ]	64,510,032	172,218,361
Capital shares issued in reinvestment of dividends and distributions [ 2,967,557 and 43,687,084 shares, respectively ]	17,753,048	452,482,197
Capital shares repurchased [ (35,092,114) and (25,853,687) shares, respectively ]	(304,614,020)	(380,548,449)

Total Class IB transactions	(222,350,940)	244,152,109

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(218,033,676)	254,402,399

TOTAL DECREASE IN NET ASSETS	(840,967,123)	(223,326,517)
NET ASSETS:
Beginning of year	1,698,488,534	1,921,815,051

End of year (a)	$857,521,411	$1,698,488,534

(a) Includes accumulated undistributed (overdistributed) net investment income of	$142,024	$(31,242)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Amortized Cost $3,078,988,671)	$3,078,988,671
Cash	885,352,595
Dividends, interest and other receivables	3,774,521
Other assets	341,976

Total assets	3,968,457,763

LIABILITIES
Investment management fees payable	974,300
Distribution fees payable - Class IB	409,389
Administrative fees payable	333,059
Trustees’ fees payable	27,320
Accrued expenses	483,617

Total liabilities	2,227,685

NET ASSETS	$3,966,230,078

Net assets were comprised of:
Paid in capital	$3,966,316,196
Accumulated overdistributed net investment income	(18,117)
Accumulated net realized loss	(68,001)

Net assets	$3,966,230,078

Class IA
Net asset value, offering and redemption price per share, $2,037,506,881 / 2,037,415,129 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $1,928,723,197 / 1,928,557,865 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$68,641,140

EXPENSES
Investment management fees	8,247,724
Distribution fees - Class IB	3,874,297
Administrative fees	2,692,346
Printing and mailing expenses	867,698
Professional fees	92,819
Custodian fees	55,001
Trustees’ fees	41,965
Miscellaneous	315,108

Total expenses	16,186,958

NET INVESTMENT INCOME	52,454,182

REALIZED GAIN
Net realized gain on securities	288

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,454,470

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$52,454,182	$90,780,421
Net realized gain on investments	288	28,449

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	52,454,470	90,808,870

DIVIDENDS:
Dividends from net investment income
Class IA	(22,301,403)	(41,663,604)
Class IB	(30,326,494)	(49,116,817)

TOTAL DIVIDENDS	(52,627,897)	(90,780,421)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,619,532,963 and 582,634,793 shares, respectively ]	1,619,601,905	582,655,818
Capital shares issued in reinvestment of dividends [ 22,301,403 and 41,663,604 shares, respectively ]	22,301,403	41,663,604
Capital shares repurchased [ (473,784,652) and (586,600,239) shares, respectively ]	(473,801,877)	(586,621,358)

Total Class IA transactions	1,168,101,431	37,698,064

Class IB
Capital shares sold [ 2,099,073,217 and 1,706,685,181 shares, respectively ]	2,099,441,595	1,706,980,231
Capital shares issued in reinvestment of dividends [ 30,326,494 and 49,116,817 shares, respectively ]	30,326,494	49,116,817
Capital shares repurchased [ (1,399,898,196) and (1,474,739,725) shares, respectively ]	(1,400,142,937)	(1,474,995,255)

Total Class IB transactions	729,625,152	281,101,793

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,897,726,583	318,799,857

TOTAL INCREASE IN NET ASSETS	1,897,553,156	318,828,306
NET ASSETS:
Beginning of year	2,068,676,922	1,749,848,616

End of year (a)	$3,966,230,078	$2,068,676,922

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(18,117)	$48

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $373,111,661)	$300,712,976
Receivable from Separate Accounts for Trust shares sold	605,498
Receivable for securities sold	600,259
Dividends, interest and other receivables	504,774
Other assets	1,273

Total assets	302,424,780

LIABILITIES
Payable for securities purchased	293,463
Investment management fees payable	187,145
Payable to Separate Accounts for Trust shares redeemed	77,591
Distribution fees payable - Class IB	61,170
Administrative fees payable	27,843
Payable for recoupment fees	19,049
Trustees’ fees payable	1,553
Accrued expenses	79,484

Total liabilities	747,298

NET ASSETS	$301,677,482

Net assets were comprised of:
Paid in capital	$427,436,859
Accumulated overdistributed net investment income	(729)
Accumulated net realized loss	(53,359,963)
Unrealized depreciation on investments	(72,398,685)

Net assets	$301,677,482

Class IA
Net asset value, offering and redemption price per share, $5,897,736 / 1,343,871 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.39

Class IB
Net asset value, offering and redemption price per share, $295,779,746 / 67,226,701 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.40

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends	$4,690,722
Interest	107,112
Securities lending (net)	10,472

Total income	4,808,306

EXPENSES
Investment management fees	2,714,965
Distribution fees - Class IB	863,733
Administrative fees	393,942
Printing and mailing expenses	88,393
Professional fees	51,296
Custodian fees	18,999
Trustees’ fees	7,395
Recoupment fees	226
Miscellaneous	10,407

Gross expenses	4,149,356
Less: Fees paid indirectly	(112,531)

Net expenses	4,036,825

NET INVESTMENT INCOME	771,481

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(3,928,590)
Net change in unrealized depreciation on securities	(139,445,044)

NET REALIZED AND UNREALIZED LOSS	(143,373,634)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(142,602,153)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$771,481	$682,904
Net realized gain (loss) on investments	(3,928,590)	27,830,332
Net change in unrealized appreciation (depreciation) on investments	(139,445,044)	25,302,392

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(142,602,153)	53,815,628

DIVIDENDS:
Dividends from net investment income
Class IA	(29,883)	(64,123)
Class IB	(746,807)	(614,562)

TOTAL DIVIDENDS	(776,690)	(678,685)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,558,463 and 1,155,026 shares, respectively ]	15,198,066	7,346,303
Capital shares issued in reinvestment of dividends [ 6,800 and 9,957 shares, respectively ]	29,883	64,123
Capital shares repurchased [ (3,609,751) and (623,935) shares, respectively ]	(20,148,187)	(3,651,731)

Total Class IA transactions	(4,920,238)	3,758,695

Class IB
Capital shares sold [ 36,136,673 and 15,202,831 shares, respectively ]	208,588,457	96,627,788
Capital shares issued in reinvestment of dividends [ 169,671 and 95,197 shares, respectively ]	746,807	614,562
Capital shares repurchased [ (21,640,499) and (13,025,239) shares, respectively ]	(120,486,315)	(77,122,832)

Total Class IB transactions	88,848,949	20,119,518

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	83,928,711	23,878,213

TOTAL INCREASE (DECREASE) IN NET ASSETS	(59,450,132)	77,015,156
NET ASSETS:
Beginning of year	361,127,614	284,112,458

End of year (a)	$301,677,482	$361,127,614

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(729)	$3,484

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $844,427,456)	$572,260,616
Foreign cash (Cost $743,788)	740,368
Unrealized appreciation of forward foreign currency contracts	7,912,556
Receivable for securities sold	3,098,348
Dividends, interest and other receivables	1,378,792
Receivable from Separate Accounts for Trust shares sold	469,548
Other assets	1,401,238

Total assets	587,261,466

LIABILITIES
Overdraft payable	81,511
Unrealized depreciation of forward foreign currency contracts	7,710,079
Payable for securities purchased	5,576.967
Investment management fees payable	360,908
Administrative fees payable	49,880
Distribution fees payable - Class IB	47,769
Payable to Separate Accounts for Trust shares redeemed	39,463
Options written, at value (Premiums received $49,215)	13,813
Trustees’ fees payable	1,170
Accrued expenses	291,715

Total liabilities	14,173,275

NET ASSETS	$573,088,191

Net assets were comprised of:
Paid in capital	$928,478,022
Accumulated overdistributed net investment income	(3,122,379)
Accumulated net realized loss	(80,332,031)
Unrealized depreciation on investments, options written and foreign currency translations	(271,935,421)

Net assets	$573,088,191

Class IA
Net asset value, offering and redemption price per share, $340,987,560 / 53,046,715 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.43

Class IB
Net asset value, offering and redemption price per share, $232,100,631 / 36,189,987 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.41

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $892,165 foreign withholding tax)	$15,551,602
Interest	3,221,020
Securities lending (net)	473,105

Total income	19,245,727

EXPENSES
Investment management fees	6,092,202
Distribution fees - Class IB	811,472
Administrative fees	710,490
Custodian fees	400,001
Printing and mailing expenses	159,939
Professional fees	54,692
Trustees’ fees	13,203
Miscellaneous	143,325

Gross expenses	8,385,324
Less: Waiver from investment advisor	(475,862)

Net expenses	7,909,462

NET INVESTMENT INCOME	11,336,265

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(79,520,557)
Options written	86,976
Foreign currency transactions	12,878,405

Net realized loss	(66,555,176)

Change in unrealized appreciation (depreciation) on:
Securities	(266,070,295)
Options written	33,321
Foreign currency translations	2,779,921

Net change in unrealized depreciation	(263,257,053)

NET REALIZED AND UNREALIZED LOSS	(329,812,229)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(318,475,964)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,336,265	$5,973,438
Net realized loss on investments, options written and foreign currency transactions	(66,555,176)	(4,721,444)
Net change in unrealized depreciation on investments, options written and foreign currency translations	(263,257,053)	(13,698,147)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(318,475,964)	(12,446,153)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(17,934,543)	—
Class IB	(11,838,603)	—

	(29,773,146)	—

Distributions from net realized capital gains
Class IA	—	(7,889)
Class IB	—	(36,765)

	—	(44,654)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(29,773,146)	(44,654)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 25,884,794 and 24,992,751 shares, respectively ]	240,731,067	279,908,884
Capital shares issued in reinvestment of dividends and distributions [ 2,823,219 and 712 shares, respectively ]	17,934,543	7,889
Capital shares repurchased [ (1,649,595) and (10,175) shares, respectively ]	(14,268,017)	(114,364)

Total Class IA transactions	244,397,593	279,802,409

Class IB
Capital shares sold [ 8,155,529 and 33,491,306 shares, respectively ]	75,455,499	374,546,270
Capital shares issued in reinvestment of dividends and distributions [ 1,867,698 and 3,325 shares, respectively ]	11,838,603	36,765
Capital shares repurchased [ (11,032,377) and (5,561,548) shares, respectively ]	(101,069,893)	(61,522,869)

Total Class IB transactions	(13,775,791)	313,060,166

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	230,621,802	592,862,575

TOTAL INCREASE (DECREASE) IN NET ASSETS	(117,627,308)	580,371,768
NET ASSETS:
Beginning of year	690,715,499	110,343,731

End of year (a)	$573,088,191	$690,715,499

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(3,122,379)	$2,307,173

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $161,351,236)	$102,472,171
Receivable for securities sold	3,384,699
Receivable from Separate Accounts for Trust shares sold	95,838
Dividends, interest and other receivables	147,588

Total assets	106,100,296

LIABILITIES
Overdraft payable	1,408,190
Payable for securities purchased	254,700
Payable to Separate Accounts for Trust shares redeemed	97,703
Investment management fees payable	46,868
Distribution fees payable - Class IB	20,852
Accrued India Taxes	18,463
Administrative fees payable	11,237
Trustees’ fees payable	249
Accrued expenses	296,871

Total liabilities	2,155,133

NET ASSETS	$103,945,163

Net assets were comprised of:
Paid in capital	$174,294,576
Accumulated overdistributed net investment income	(14,452)
Accumulated overdistributed net realized gain	(11,452,065)
Unrealized depreciation on investments and foreign currency translations	(58,882,896)

Net assets	$103,945,163

Class IA
Net asset value, offering and redemption price per share, $2,257,321 / 337,767 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.68

Class IB
Net asset value, offering and redemption price per share, $101,687,842 / 15,217,704 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.68

STATEMENT OF OPERATIONS

For Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $275,202 foreign withholding tax)	$3,356,500
Interest	51,612
Securities lending (net)	265,066

Total income	3,673,178

EXPENSES
Investment management fees	1,298,796
Distribution fees - Class IB	329,465
Custodian fees	317,000
Administrative fees	167,435
Professional fees	46,219
Printing and mailing expenses	33,288
Trustees’ fees	2,724
Miscellaneous	14,419

Gross expenses	2,209,346
Less: Waiver from investment advisor	(378,206)

Net expenses	1,831,140

NET INVESTMENT INCOME	1,842,038

REALIZED AND UNREALIZED LOSS
Realized loss on:
Securities (net of India tax of $34,539 on realized loss on investments)	(11,431,795)
Foreign currency transactions	(45,379)

Net realized loss	(11,477,174)

Change in unrealized depreciation on:
Securities	(60,053,470)
Foreign currency translations	(4,070)

Net change in unrealized depreciation	(60,057,540)

NET REALIZED AND UNREALIZED LOSS	(71,534,714)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(69,692,676)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,842,038	$337,671
Net realized gain (loss) on investments and foreign currency transactions	(11,477,174)	1,288,325
Net change in unrealized depreciation on investments and foreign currency translations	(60,057,540)	(257,565)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(69,692,676)	1,368,431

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(56,814)	(29,896)
Class IB	(1,716,232)	(291,494)

	(1,773,046)	(321,390)

Distributions from net realized capital gains
Class IA	(6,008)	(58,389)
Class IB	(210,195)	(1,212,000)

	(216,203)	(1,270,389)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,989,249)	(1,591,779)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 304,500 and 146,418 shares, respectively ]	3,052,986	1,693,255
Capital shares issued in reinvestment of dividends and distributions [ 9,083 and 7,904 shares, respectively ]	62,822	88,285
Capital shares repurchased [ (519,883) and (11,247) shares, respectively ]	(5,003,965)	(129,682)

Total Class IA transactions	(1,888,157)	1,651,858

Class IB
Capital shares sold [ 8,255,034 and 10,245,111 shares, respectively ]	79,317,430	119,374,642
Capital shares issued in reinvestment of dividends and distributions [ 277,377 and 134,652 shares, respectively ]	1,926,427	1,503,494
Capital shares repurchased [ (4,804,209) and (1,322,276) shares, respectively ]	(41,892,066)	(15,293,242)

Total Class IB transactions	39,351,791	105,584,894

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	37,463,634	107,236,752

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,218,291)	107,013,404
NET ASSETS:
Beginning of year	138,163,454	31,150,050

End of year (a)	$103,945,163	$138,163,454

(a) Includes accumulated overdistributed net investment income of	$(14,452)	$(18,674)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $48,336,518)	$35,149,616
Receivable for securities sold	855,934
Dividends, interest and other receivables	46,192
Receivable from Separate Accounts for Trust shares sold	36,373
Receivable from investment manager	11,185

Total assets	36,099,300

LIABILITIES
Overdraft payable	371,423
Payable to Separate Accounts for Trust shares redeemed	27,200
Distribution fees payable - Class IB	6,518
Payable for securities purchased	501
Trustees’ fees payable	122
Accrued expenses	212,109

Total liabilities	617,873

NET ASSETS	$35,481,427

Net assets were comprised of:
Paid in capital	$59,403,232
Accumulated undistributed net investment income	7,954
Accumulated net realized loss	(10,742,857)
Unrealized depreciation on investments	(13,186,902)

Net assets	$35,481,427

Class IA
Net asset value, offering and redemption price per share, $2,937,611 / 455,882 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.44

Class IB
Net asset value, offering and redemption price per share, $32,543,816 / 5,049,773 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.44

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $42 foreign withholding tax)	$855,888
Interest	7,254
Securities lending (net)	15,159

Total income	878,301

EXPENSES
Investment management fees	385,674
Custodian fees	287,501
Distribution fees - Class IB	101,780
Administrative fees	75,615
Professional fees	44,797
Printing and mailing expenses	13,734
Trustees’ fees	914
Miscellaneous	10,580

Gross expenses	920,595
Less: Waiver from investment advisor	(343,061)

Net expenses	577,534

NET INVESTMENT INCOME	300,767

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(10,425,471)
Foreign currency transactions	7

Net realized loss	(10,425,464)
Net change in unrealized depreciation on securities	(12,090,479)

NET REALIZED AND UNREALIZED LOSS	(22,515,943)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,215,176)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$300,767	$232,184
Net realized gain (loss) and foreign currency transactions	(10,425,464)	1,817,362
Net change in unrealized depreciation on investments	(12,090,479)	(1,968,273)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,215,176)	81,273

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(36,321)	(38,542)
Class IB	(261,796)	(189,224)

	(298,117)	(227,766)

Distributions from net realized capital gains
Class IA	—	(254,099)
Class IB	—	(1,977,375)

	—	(2,231,474)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(298,117)	(2,459,240)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 5,644 and 27,950 shares, respectively ]	36,321	292,641
Capital shares repurchased [ (81,488) and 0 shares, respectively ]	(499,999)	—

Total Class IA transactions	(463,678)	292,641

Class IB
Capital shares sold [ 2,802,030 and 3,863,716 shares, respectively ]	25,016,136	43,932,034
Capital shares issued in reinvestment of dividends and distributions [ 40,622 and 207,030 shares, respectively ]	261,796	2,166,599
Capital shares repurchased [ (2,120,159) and (1,011,527) shares, respectively ]	(18,406,117)	(11,576,540)

Total Class IB transactions	6,871,815	34,522,093

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,408,137	34,814,734

TOTAL INCREASE IN NET ASSETS	(16,105,156)	32,436,767
NET ASSETS:
Beginning of year	51,586,583	19,149,816

End of year (a)	$35,481,427	$51,586,583

(a) Includes accumulated undistributed net investment income of	$7,954	$5,419

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $89,865,074)	$62,280,544
Foreign Cash (Cost $64)	64
Receivable for securities sold	1,422,352
Receivable from Separate Accounts for Trust shares sold	79,785
Dividends, interest and other receivables	66,284
Receivable from investment manager	6,753

Total assets	63,855,782

LIABILITIES
Overdraft payable	482,211
Distribution fees payable - Class IB	11,792
Payable to Separate Accounts for Trust shares redeemed	11,025
Trustees’ fees payable	164
Accrued expenses	339,317

Total liabilities	844,509

NET ASSETS	$63,011,273

Net assets were comprised of:
Paid in capital	$104,751,991
Accumulated undistributed net investment income	8,215
Accumulated overdistributed net realized gain	(14,164,403)
Unrealized depreciation on investments	(27,584,530)

Net assets	$63,011,273

Class IA
Net asset value, offering and redemption price per share, $3,476,558 / 535,190 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.50

Class IB
Net asset value, offering and redemption price per share, $59,534,715 / 9,187,681 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.48

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $614 foreign withholding tax)	$936,965
Interest	13,997
Securities lending (net)	112,554

Total income	1,063,516

EXPENSES
Investment management fees	691,099
Custodian fees	480,999
Distribution fees - Class IB	178,406
Administrative fees	107,198
Professional fees	45,302
Printing and mailing expenses	20,509
Trustees’ fees	1,537
Miscellaneous	14,736

Gross expenses	1,539,786
Less: Waiver from investment advisor	(556,226)

Net expenses	983,560

NET INVESTMENT INCOME	79,956

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(13,138,159)
Foreign currency transactions	(573)

Net realized loss	(13,138,732)

Change in unrealized appreciation (depreciation) on:
Securities	(23,788,235)
Foreign currency translations	11

Net change in unrealized depreciation	(23,788,224)

NET REALIZED AND UNREALIZED LOSS	(36,926,956)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(36,847,000)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$79,956	$16,811
Net realized gain (loss) on investments and foreign currency transactions	(13,138,732)	222,485
Net change in unrealized depreciation on investments and foreign currency translations	(23,788,224)	(4,766,340)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(36,847,000)	(4,527,044)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(14,797)	—
Class IB	(62,553)	—

	(77,350)	—

Distributions from net realized capital gains
Class IA	(10,668)	(97,452)
Class IB	(144,783)	(1,131,145)

	(155,451)	(1,228,597)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(232,801)	(1,228,597)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 93,524 and 66,325 shares, respectively ]	803,949	743,600
Capital shares issued in reinvestment of dividends and distributions [ 3,422 and 9,371 shares, respectively ]	25,465	97,452
Capital shares repurchased [ (139,212) and (3,422) shares, respectively ]	(902,778)	(38,676)

Total Class IA transactions	(73,364)	802,376

Class IB
Capital shares sold [ 4,571,959 and 6,941,983 shares, respectively ]	41,164,558	79,107,677
Capital shares issued in reinvestment of dividends and distributions [ 24,885 and 109,245 shares, respectively ]	207,336	1,131,145
Capital shares repurchased [ (2,497,780) and (1,522,984) shares, respectively ]	(21,904,491)	(17,084,700)

Total Class IB transactions	19,467,403	63,154,122

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	19,394,039	63,956,498

TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,685,762)	58,200,857
NET ASSETS:
Beginning of year	80,697,035	22,496,178

End of year (a)	$63,011,273	$80,697,035

(a) Includes accumulated undistributed net investment income of	$8,215	$15,210

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $3,522,902,840)	$3,501,911,916
Cash	362,466
Cash Held as Collateral at Broker	6,445,800
Foreign cash (Cost $10,770,517)	10,840,776
Foreign cash Held at Broker as Collateral	71,007
Receivable for securities sold	499,778,233
Receivable for forward commitments	136,960,567
Dividends, interest and other receivables	18,968,094
Receivable from Separate Accounts for Trust shares sold	1,220,625
Unrealized appreciation of forward foreign currency contracts	651,457
Other assets	4,063

Total assets	4,177,215,004

LIABILITIES
Payable for securities purchased	1,960,641,955
Securities sold short (Proceeds received $124,139,316)	125,712,759
Payable for forward commitments	13,290,195
Unrealized depreciation of forward foreign currency contracts	2,628,722
Investment management fees payable	900,340
Distribution fees payable - Class IB	234,795
Administrative fees payable	177,959
Payable to Separate Accounts for Trust shares redeemed	151,596
Variation margin payable on futures contracts	123,079
Options written, at value (Premiums received $24,190)	20,844
Trustees’ fees payable	1,656
Accrued expenses	386,469

Total liabilities	2,104,270,369

NET ASSETS	$2,072,944,635

Net assets were comprised of:
Paid in capital	$2,338,423,093
Accumulated overdistributed net investment income	(8,249,037)
Accumulated overdistributed net realized gain	(259,422,640)
Unrealized appreciation on investments, securities sold short, options written, futures, and foreign currency translations	2,193,219

Net assets	$2,072,944,635

Class IA
Net asset value, offering and redemption price per share, $952,328,285 / 102,675,352 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.28

Class IB
Net asset value, offering and redemption price per share, $1,120,616,350 / 120,696,193 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.28

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$74,697,459
Dividends	102,820
Securities lending (net)	30,751

Total income	74,831,030

EXPENSES
Investment management fees	10,317,786
Distribution fees - Class IB	2,476,161
Administrative fees	1,991,483
Printing and mailing expenses	540,907
Custodian fees	187,500
Professional fees	77,778
Trustees’ fees	33,761
Miscellaneous	78,454

Gross expenses	15,703,830
Less: Waiver from investment advisor	(387,421)

Net expenses	15,316,409

NET INVESTMENT INCOME	59,514,621

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(154,463,184)
Securities sold short	(14,186,567)
Options written	10,174,516
Futures	(145,959)
Foreign currency transactions	406,628

Net realized loss	(158,214,566)

Change in unrealized appreciation (depreciation) on:
Securities	(38,451,579)
Securities sold short	(1,841,110)
Options written	839,958
Futures	17,165,871
Foreign currency translations	(4,735,033)

Net change in unrealized depreciation	(27,021,893)

NET REALIZED AND UNREALIZED LOSS	(185,236,459)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(125,721,838)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$59,514,621	$29,032,255
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(158,214,566)	25,696,647
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	(27,021,893)	40,887,617

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(125,721,838)	95,616,519

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA*	(29,332,499)	(16,881,982)
Class IB	(31,903,109)	(13,692,231)

	(61,235,608)	(30,574,213)

Distributions from net realized capital gains
Class IA*	(53,889,293)	(5,462,165)
Class IB	(61,541,644)	(4,897,260)

	(115,430,937)	(10,359,425)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(176,666,545)	(40,933,638)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [ 42,425,602 and 65,529,606 shares, respectively ]	453,974,806	670,553,677
Capital shares issued in reinvestment of dividends and distributions [ 8,647,913 and 2,161,504 shares, respectively ]	83,221,792	22,344,147
Capital shares repurchased [ (15,360,224) and (729,049) shares, respectively ]	(152,666,718)	(7,500,297)

Total Class IA transactions	384,529,880	685,397,527

Class IB
Capital shares sold [ 94,316,967 and 29,013,136 shares, respectively ]	1,010,750,270	297,184,763
Capital shares issued in reinvestment of dividends and distributions [ 9,718,927 and 1,796,570 shares, respectively ]	93,444,753	18,589,491
Capital shares repurchased [ (38,823,606) and (13,807,615) shares, respectively ]	(403,679,227)	(141,071,653)

Total Class IB transactions	700,515,796	174,702,601

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,085,045,676	860,100,128

TOTAL INCREASE IN NET ASSETS	782,657,293	914,783,009
NET ASSETS:
Beginning of year	1,290,287,342	375,504,333

End of year (a)	$2,072,944,635	$1,290,287,342

(a) Includes accumulated overdistributed net investment income of	$(8,249,037)	$(3,391,455)

* Class IA commenced operations on March 30, 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $1,761,687,447) (Securities on loan at market value $139,546,321)	$1,714,999,903
Cash	4,230,501
Dividends, interest and other receivables	11,087,690
Receivable for securities sold	4,299,239
Unrealized appreciation of forward foreign currency contracts	725,671
Receivable from Separate Accounts for Trust shares sold	313,850
Other assets	10,224

Total assets	1,735,667,078

LIABILITIES
Payable for forward commitments	280,675,586
Payable for return of cash collateral on securities loaned	143,126,948
Payable for securities purchased	13,509,232
Payable to Separate Accounts for Trust shares redeemed	2,780,326
Investment management fees payable	408,394
Administrative fees payable	172,568
Distribution fees payable - Class IB	87,037
Trustees’ fees payable	19,782
Accrued expenses	324,029

Total liabilities	441,103,902

NET ASSETS	$1,294,563,176

Net assets were comprised of:
Paid in capital	$1,514,056,458
Accumulated undistributed net investment income	7,779,660
Accumulated net realized loss	(181,306,382)
Unrealized depreciation on investments and foreign currency translations	(45,966,560)

Net assets	$1,294,563,176

Class IA
Net asset value, offering and redemption price per share, $883,978,902 / 100,972,858 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.75

Class IB
Net asset value, offering and redemption price per share, $410,584,274 / 47,140,381 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.71

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$93,568,687
Dividends	276,227
Securities lending (net)	1,173,031

Total income	95,017,945

EXPENSES
Investment management fees	8,723,962
Administrative fees	1,844,689
Distribution fees - Class IB	1,174,389
Printing and mailing expenses	385,079
Custodian fees	208,000
Professional fees	84,593
Trustees’ fees	34,906
Miscellaneous	50,722

Total expenses	12,506,340

NET INVESTMENT INCOME	82,511,605

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(159,108,130)
Foreign currency transactions	5,614,879

Net realized loss	(153,493,251)

Change in unrealized depreciation on:
Securities	(43,078,060)
Foreign currency translations	(1,805,785)

Net change in unrealized depreciation	(44,883,845)

NET REALIZED AND UNREALIZED LOSS	(198,377,096)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(115,865,491)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$82,511,605	$95,480,413
Net realized gain (loss) on investments and foreign currency transactions	(153,493,251)	7,354,836
Net change in unrealized depreciation on investments and foreign currency translations	(44,883,845)	(4,490,572)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(115,865,491)	98,344,677

DIVIDENDS:
Dividends from net investment income
Class IA	(52,892,738)	(80,967,700)
Class IB	(23,685,553)	(24,054,542)

TOTAL DIVIDENDS	(76,578,291)	(105,022,242)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 9,565,651 and 19,205,156 shares, respectively ]	93,533,523	194,964,589
Capital shares issued in reinvestment of dividends [ 6,055,574 and 8,215,311 shares, respectively ]	52,892,738	80,967,700
Capital shares repurchased [ (71,205,052) and (35,342,578) shares, respectively ]	(681,221,678)	(360,086,330)

Total Class IA transactions	(534,795,417)	(84,154,041)

Class IB
Capital shares sold [ 9,893,810 and 11,173,419 shares, respectively ]	96,526,103	112,699,608
Capital shares issued in reinvestment of dividends [ 2,725,599 and 2,453,704 shares, respectively ]	23,685,553	24,054,542
Capital shares repurchased [ (15,748,379) and (11,706,882) shares, respectively ]	(151,845,333)	(118,256,496)

Total Class IB transactions	(31,633,677)	18,497,654

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(566,429,094)	(65,656,387)

TOTAL DECREASE IN NET ASSETS	(758,872,876)	(72,333,952)
NET ASSETS:
Beginning of year	2,053,436,052	2,125,770,004

End of year (a)	$1,294,563,176	$2,053,436,052

(a) Includes accumulated undistributed (overdistributed) net investment income of	$7,779,660	$(4,400,211)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $2,026,399,642) (Securities on loan at market value $123,049,902)	$1,913,118,289
Dividends, interest and other receivables	12,726,109
Receivable from Separate Accounts for Trust shares sold	943,911
Other assets	6,813

Total assets	1,926,795,122

LIABILITIES
Overdraft payable	54,605
Payable for return of cash collateral on securities loaned	123,614,105
Payable for securities purchased	40,100,371
Payable for Forward Commitments	10,213,281
Investment management fees payable	669,785
Payable to Separate Accounts for Trust shares redeemed	426,679
Administrative fees payable	160,254
Distribution fees payable - Class IB	34,862
Trustees’ fees payable	5,523
Accrued expenses	194,520

Total liabilities	175,473,985

NET ASSETS	$1,751,321,137

Net assets were comprised of:
Paid in capital	$1,901,069,486
Accumulated overdistributed net investment income	(78,169)
Accumulated net realized loss	(36,388,827)
Unrealized depreciation on investments	(113,281,353)

Net assets	$1,751,321,137

Class IA
Net asset value, offering and redemption price per share, $1,585,229,146 / 170,411,696 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.30

Class IB
Net asset value, offering and redemption price per share, $166,091,991 / 17,839,727 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.31

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Interest	$116,075,091
Securities lending (net)	1,144,554

Total income	117,219,645

EXPENSES
Investment management fees	10,335,762
Administrative fees	2,489,904
Printing and mailing expenses	617,226
Distribution fees - Class IB	344,639
Professional fees	84,912
Trustees’ fees	46,727
Custodian fees	40,499
Miscellaneous	69,577

Total expenses	14,029,246

NET INVESTMENT INCOME	103,190,399

REALIZED AND UNREALIZED LOSS
Realized loss on:
Securities	(27,312,851)
Securities sold short	(1,892,251)

Net realized loss	(29,205,102)

Net change in unrealized depreciation on securities	(127,807,148)

NET REALIZED AND UNREALIZED LOSS	(157,012,250)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(53,821,851)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$103,190,399	$92,505,042
Net realized gain (loss) on investments and securities sold short	(29,205,102)	1,338,811
Net change in unrealized appreciation (depreciation) on investments	(127,807,148)	17,636,514

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(53,821,851)	111,480,367

DIVIDENDS:
Dividends from net investment income
Class IA	(96,295,718)	(88,910,826)
Class IB	(9,825,077)	(4,407,366)

	(106,120,795)	(93,318,192)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 86,820,744 and 54,656,030 shares, respectively ]	881,003,646	556,737,586
Capital shares issued in reinvestment of dividends [ 10,433,760 and 8,848,752 shares, respectively ]	96,295,718	88,910,826
Capital shares repurchased [ (138,022,881) and (30,779,432) shares, respectively ]	(1,376,912,311)	(312,977,365)

Total Class IA transactions	(399,612,947)	332,671,047

Class IB
Capital shares sold [ 13,852,004 and 8,938,120 shares, respectively ]	139,906,789	91,596,246
Capital shares issued in reinvestment of dividends [ 1,063,675 and 438,288 shares, respectively ]	9,825,077	4,407,366
Capital shares repurchased [ (8,059,063) and (6,938,304) shares, respectively ]	(81,078,053)	(71,279,092)

Total Class IB transactions	68,653,813	24,724,520

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(330,959,134)	357,395,567

TOTAL INCREASE (DECREASE) IN NET ASSETS	(490,901,780)	375,557,742
NET ASSETS:
Beginning of year	2,242,222,917	1,866,665,175

End of year (a)	$1,751,321,137	$2,242,222,917

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(78,169)	$223,537

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $949,656,770) (Securities on loan at market value $169,952,967)	$725,750,597
Repurchase Agreement (Amortized Cost $87,934,805)	87,934,805
Cash	1,051,172
Receivable for securities sold	1,317,200
Receivable from Separate Accounts for Trust shares sold	1,110,121
Dividends, interest and other receivables	958,133
Variation margin receivable on futures contracts	160,132
Other assets	4,202

Total assets	818,286,362

LIABILITIES
Payable for return of cash collateral on securities loaned	169,931,660
Payable to Separate Accounts for Trust shares redeemed	374,488
Investment management fees payable	127,654
Distribution fees payable - Class IB	84,961
Administrative fees payable	54,318
Payable for securities purchased	43,203
Trustees’ fees payable	4,724
Accrued expenses	383,137

Total liabilities	171,004,145

NET ASSETS	$647,282,217

Net assets were comprised of:
Paid in capital	$899,597,670
Accumulated undistributed net investment income	1,361,606
Accumulated overdistributed net realized gain	(30,081,474)
Unrealized depreciation on investments and futures	(223,595,585)

Net assets	$647,282,217

Class IA
Net asset value, offering and redemption price per share, $216,593,733 / 32,012,163 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.77

Class IB
Net asset value, offering and redemption price per share, $430,688,484 / 63,633,634 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.77

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $31,491 foreign withholding tax)	$10,567,244
Interest	119,095
Securities lending (net)	1,618,657

Total income	12,304,996

EXPENSES
Investment management fees	1,656,072
Distribution fees - Class IB	1,400,349
Administrative fees	695,894
Custodian fees	324,000
Printing and mailing expenses	158,451
Professional fees	58,431
Trustees’ fees	13,229
Miscellaneous	23,559

Total expenses	4,329,985

NET INVESTMENT INCOME	7,975,011

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	29,303,330
Futures	(102,267)

Net realized gain	29,201,063

Change in unrealized appreciation (depreciation) on:
Securities	(297,705,210)
Futures	307,813

Net change in unrealized depreciation	(297,397,397)

NET REALIZED AND UNREALIZED LOSS	(268,196,334)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(260,221,323)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,975,011	$12,063,693
Net realized gain on investments and futures	29,201,063	63,559,139
Net change in unrealized depreciation on investments and futures	(297,397,397)	(80,492,931)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(260,221,323)	(4,870,099)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,920,250)	(2,189,256)
Class IB	(4,769,285)	(9,553,703)

	(7,689,535)	(11,742,959)

Distributions from net realized capital gains
Class IA	(20,221,637)	(10,550,212)
Class IB	(46,328,315)	(49,918,645)

	(66,549,952)	(60,468,857)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(74,239,487)	(72,211,816)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 24,732,547 and 7,088,369 shares, respectively ]	199,372,930	93,794,852
Capital shares issued in reinvestment of dividends and distributions [ 3,447,344 and 1,121,214 shares, respectively ]	23,141,887	12,739,468
Capital shares repurchased [ (7,439,766) and (26,208,896) shares, respectively ]	(76,319,613)	(351,368,459)

Total Class IA transactions	146,195,204	(244,834,139)

Class IB
Capital shares sold [ 10,106,185 and 10,809,217 shares, respectively ]	97,123,779	143,692,682
Capital shares issued in reinvestment of dividends and distributions [ 7,269,309 and 5,273,424 shares, respectively ]	51,097,600	59,472,348
Capital shares repurchased [ (11,449,429) and (11,182,861) shares, respectively ]	(113,445,783)	(148,361,059)

Total Class IB transactions	34,775,596	54,803,971

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	180,970,800	(190,030,168)

TOTAL DECREASE IN NET ASSETS	(153,490,010)	(267,112,083)
NET ASSETS:
Beginning of year	800,772,227	1,067,884,310

End of year (a)	$647,282,217	$800,772,227

(a) Includes accumulated undistributed net investment income of	$1,361,606	$311,895

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS
Investments at value (Cost $480,895,162)	$350,167,603
Cash	528,328
Foreign cash (Cost $204)	191
Dividends, interest and other receivables	473,160
Receivable for securities sold	135,280
Receivable from Separate Accounts for Trust shares sold	131,226
Other assets	1,672

Total assets	351,437,460

LIABILITIES
Payable for securities purchased	373,576
Payable to Separate Accounts for Trust shares redeemed	231,428
Investment management fees payable	217,664
Distribution fees payable - Class IB	67,209
Administrative fees payable	31,628
Trustees’ fees payable	3,853
Accrued expenses	108,055

Total liabilities	1,033,413

NET ASSETS	$350,404,047

Net assets were comprised of:
Paid in capital	$634,431,971
Accumulated overdistributed net investment income	(48,685)
Accumulated overdistributed net realized gain	(153,249,099)
Unrealized depreciation on investments and foreign currency translations	(130,730,140)

Net assets	$350,404,047

Class IA
Net asset value, offering and redemption price per share, $22,029,853 / 1,770,106 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.45

Class IB
Net asset value, offering and redemption price per share, $328,374,194 / 26,461,015 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.41

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $148,887 foreign withholding tax)	$5,676,008
Interest	143,068
Securities lending (net)	73,479

Total income	5,892,555

EXPENSES
Investment management fees	3,939,005
Distribution fees - Class IB	1,198,133
Administrative fees	531,997
Printing and mailing expenses	108,695
Custodian fees	70,000
Professional fees	53,829
Trustees’ fees	10,726
Miscellaneous	16,653

Gross expenses	5,929,038
Less: Waiver from investment advisor	(214,597)
Fees paid indirectly	(229)

Net expenses	5,714,212

NET INVESTMENT INCOME	178,343

REALIZED AND UNREALIZED LOSS
Realized loss on:
Securities	(89,635,349)
Foreign currency transactions	(212,709)

Net realized loss	(89,848,058)

Change in unrealized depreciation on:
Securities	(167,656,373)
Foreign currency translations	(2,569)

Net change in unrealized depreciation	(167,658,942)

NET REALIZED AND UNREALIZED LOSS	(257,507,000)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(257,328,657)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$178,343	$427,553
Net realized gain (loss) on investments and foreign currency transactions	(89,848,058)	86,748,620
Net change in unrealized depreciation on investments and foreign currency translations	(167,658,942)	(77,626,955)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(257,328,657)	9,549,218

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA*	(1,057)	(3,947)
Class IB	(16,273)	(436,563)

	(17,330)	(440,510)

Distributions from net realized capital gains
Class IA*	(6,521)	(66,290)
Class IB	(100,346)	(32,339,465)

	(106,867)	(32,405,755)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(124,197)	(32,846,265)

CAPITAL SHARES TRANSACTIONS:
Class IA*
Capital shares sold [ 2,157,887 and 10,428 shares, respectively ]	41,673,991	237,695
Capital shares issued in connection with merger (Note 11) [ 0 and 49,277 shares, respectively ]	—	1,145,616
Capital shares issued in reinvestment of dividends and distributions [ 400 and 3,362 shares, respectively ]	7,578	70,237
Capital shares repurchased [ (445,022) and (6,226) shares, respectively ]	(7,111,721)	(140,309)

Total Class IA transactions	34,569,848	1,313,239

Class IB
Capital shares sold [ 4,319,992 and 2,979,429 shares, respectively ]	76,110,206	67,159,066
Capital shares issued in connection with merger (Note 11) [ 0 and 15,649,256 shares, respectively ]	—	363,177,199
Capital shares issued in reinvestment of dividends and distributions [ 6,163 and 1,569,246 shares, respectively ]	116,619	32,776,028
Capital shares repurchased [ (5,404,714) and (4,265,667) shares, respectively ]	(94,723,297)	(95,474,797)

Total Class IB transactions	(18,496,472)	367,637,496

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	16,073,376	368,950,735

TOTAL INCREASE (DECREASE) IN NET ASSETS	(241,379,478)	345,653,688
NET ASSETS:
Beginning of year	591,783,525	246,129,837

End of year (a)	$350,404,047	$591,783,525

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(48,685)	$5,669

* Class IA commenced operations on May 16, 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $810,212,680)	$519,764,824
Foreign cash (Cost $206,784)	219,096
Dividends, interest and other receivables	861,648
Receivable from Separate Accounts for Trust shares sold	279,598

Total assets	521,125,166

LIABILITIES
Investment management fees payable	379,819
Payable to Separate Accounts for Trust shares redeemed	76,464
Administrative fees payable	45,095
Distribution fees payable - Class IB	34,516
Trustees’ fees payable	974
Accrued expenses	110,231

Total liabilities	647,099

NET ASSETS	$520,478,067

Net assets were comprised of:
Paid in capital	$857,470,596
Accumulated overdistributed net investment income	(41,163)
Accumulated net realized loss	(46,497,871)
Unrealized depreciation on investments and foreign currency translations	(290,453,495)

Net assets	$520,478,067

Class IA
Net asset value, offering and redemption price per share, $349,977,983 / 55,370,330 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.32

Class IB
Net asset value, offering and redemption price per share, $170,500,084 / 26,969,400 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.32

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $1,568,914 foreign withholding tax)	$17,655,514
Interest	1,017,618
Securities lending (net)	648,232

Total income	19,321,364

EXPENSES
Investment management fees	5,700,493
Administrative fees	633,219
Distribution fees - Class IB	604,003
Custodian fees	162,500
Printing and mailing expenses	140,795
Professional fees	53,488
Trustees’ fees	11,736
Miscellaneous	27,053

Gross expenses	7,333,287
Less: Waiver from investment advisor	(137,735)
Fees paid indirectly	(10,094)

Net expenses	7,185,458

NET INVESTMENT INCOME	12,135,906

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Securities	(46,497,873)
Foreign currency transactions	163,441

Net realized loss	(46,334,432)

Change in unrealized depreciation on:
Securities	(279,433,456)
Foreign currency translations	(349)

Net change in unrealized depreciation	(279,433,805)

NET REALIZED AND UNREALIZED LOSS	(325,768,237)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(313,632,331)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,135,906	$3,260,493
Net realized gain (loss) on investments and foreign currency transactions	(46,334,432)	1,663,778
Net change in unrealized depreciation on investments and foreign currency translations	(279,433,805)	(13,730,205)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(313,632,331)	(8,805,934)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(8,715,080)	(1,918,419)
Class IB	(3,808,650)	(1,537,634)

	(12,523,730)	(3,456,053)

Distributions from net realized capital gains
Class IA	—	(712,087)
Class IB	—	(877,000)

	—	(1,589,087)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(12,523,730)	(5,045,140)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 30,133,961 and 24,698,953 shares, respectively ]	277,246,419	279,017,727
Capital shares issued in reinvestment of dividends and distributions [ 1,367,686 and 245,581 shares, respectively ]	8,715,080	2,630,506
Capital shares repurchased [ (1,226,144) and 0 shares, respectively ]	(9,837,419)	—

Total Class IA transactions	276,124,080	281,648,233

Class IB
Capital shares sold [ 6,294,919 and 26,098,717 shares, respectively ]	55,593,671	291,682,353
Capital shares issued in reinvestment of dividends and distributions [ 597,523 and 225,369 shares, respectively ]	3,808,650	2,414,634
Capital shares repurchased [ (9,151,873) and (4,041,950) shares, respectively ]	(82,592,225)	(44,762,853)

Total Class IB transactions	(23,189,904)	249,334,134

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	252,934,176	530,982,367

TOTAL INCREASE (DECREASE) IN NET ASSETS	(73,221,885)	517,131,293
NET ASSETS:
Beginning of year	593,699,952	76,568,659

End of year (a)	$520,478,067	$593,699,952

(a) Includes accumulated overdistributed net investment income of	$(41,163)	$(19,446)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $163,352,208)	$114,499,711
Dividends, interest and other receivables	252,931
Receivable for securities sold	68,736
Receivable from Separate Accounts for Trust shares sold	26,569
Other assets	900

Total assets	114,848,847

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	94,591
Investment management fees payable	52,995
Payable for securities purchased	31,305
Distribution fees payable - Class IB	23,428
Administrative fees payable	12,044
Trustees’ fees payable	895
Accrued expenses	68,580

Total liabilities	283,838

NET ASSETS	$114,565,009

Net assets were comprised of:
Paid in capital	$183,860,843
Accumulated overdistributed net investment income	(467)
Accumulated net realized loss	(20,442,870)
Unrealized depreciation on investments	(48,852,497)

Net assets	$114,565,009

Class IB
Net asset value, offering and redemption price per share, $114,565,009 / 28,416,001 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.03

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends	$3,650,071
Interest	37,015
Securities lending (net)	23,526

Total income	3,710,612

EXPENSES
Investment management fees	1,271,343
Distribution fees - Class IB	423,907
Administrative fees	200,412
Professional fees	47,926
Printing and mailing expenses	38,463
Custodian fees	17,000
Trustees’ fees	3,820
Miscellaneous	8,615

Gross expenses	2,011,486
Less: Waiver from investment advisor	(233,523)
Fees paid indirectly	(40,771)

Net expenses	1,737,192

NET INVESTMENT INCOME	1,973,420

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(15,118,213)
Net change in unrealized depreciation on securities	(67,955,002)

NET REALIZED AND UNREALIZED LOSS	(83,073,215)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(81,099,795)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,973,420	$1,818,956
Net realized gain (loss) on investments	(15,118,213)	15,994,971
Net change in unrealized depreciation on investments	(67,955,002)	(15,649,617)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(81,099,795)	2,164,310

DIVIDENDS:
Class IB
Dividends from net investment income	(2,005,490)	(1,814,860)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,585,844 and 8,188,727 shares, respectively ]	31,762,964	58,469,557
Capital shares issued in reinvestment of dividends [ 498,230 and 267,421 shares, respectively ]	2,005,490	1,814,860
Capital shares repurchased [ (9,438,010) and (7,842,930) shares, respectively ]	(53,494,915)	(55,747,066)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(19,726,461)	4,537,351

TOTAL INCREASE (DECREASE) IN NET ASSETS	(102,831,746)	4,886,801
NET ASSETS:
Beginning of year	217,396,755	212,509,954

End of year (a)	$114,565,009	$217,396,755

(a) Includes accumulated undistributed (overdistributed) net investment income of	$(467)	$12,526

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $282,944,726)	$207,132,638
Dividends, interest and other receivables	503,574
Receivable for securities sold	201,104
Receivable from Separate Accounts for Trust shares sold	88,195
Other assets	1,453

Total assets	207,926,964

LIABILITIES
Payable for securities purchased	1,296,468
Payable to Separate Accounts for Trust shares redeemed	115,446
Investment management fees payable	92,868
Distribution fees payable - Class IB	41,571
Administrative fees payable	19,483
Trustees’ fees payable	820
Accrued expenses	76,552

Total liabilities	1,643,208

NET ASSETS	$206,283,756

Net assets were comprised of:
Paid in capital	$328,960,159
Accumulated undistributed net investment income	97,427
Accumulated overdistributed net realized gain	(46,961,742)
Unrealized depreciation on investments	(75,812,088)

Net assets	$206,283,756

Class IA
Net asset value, offering and redemption price per share, $998,422 / 150,982 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.61

Class IB
Net asset value, offering and redemption price per share, $205,285,334 / 31,013,310 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.62

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends	$7,785,864
Interest	174,692
Securities lending (net)	34,323

Total income	7,994,879

EXPENSES
Investment management fees	1,744,920
Distribution fees - Class IB	668,632
Administrative fees	299,810
Printing and mailing expenses	60,979
Professional fees	50,331
Custodian fees	18,999
Trustees’ fees	5,440
Miscellaneous	13,919

Gross expenses	2,863,030
Less: Waiver from investment advisor	(184,465)
Fees paid indirectly	(48,362)

Net expenses	2,630,203

NET INVESTMENT INCOME	5,364,676

REALIZED AND UNREALIZED LOSS
Net realized loss on securities	(46,798,059)
Net change in unrealized depreciation on securities	(75,780,768)

NET REALIZED AND UNREALIZED LOSS	(122,578,827)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(117,214,151)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	5,364,676	$5,385,636
Net realized gain (loss) on investments	(46,798,059)	13,028,964
Net change in unrealized depreciation on investments	(75,780,768)	(27,968,290)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(117,214,151)	(9,283,690)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(28,323)	(14,629)
Class IB	(5,296,808)	(5,348,154)

	(5,325,131)	(5,362,783)

Distributions from net realized capital gains
Class IA	(10,296)	(26,116)
Class IB	(2,401,573)	(11,340,921)

	(2,411,869)	(11,367,037)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(7,737,000)	(16,729,820)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 121,272 and 59,842 shares, respectively ]	1,133,138	728,906
Capital shares issued in reinvestment of dividends and distributions [ 5,397 and 3,749 shares, respectively ]	38,619	40,745
Capital shares repurchased [ (46,609) and (3,087) shares, respectively ]	(430,657)	(35,417)

Total Class IA transactions	741,100	724,234

Class IB
Capital shares sold [ 7,022,323 and 8,704,841 shares, respectively ]	60,703,485	105,247,828
Capital shares issued in reinvestment of dividends and distributions [ 1,059,811 and 1,531,038 shares, respectively ]	7,698,381	16,689,075
Capital shares repurchased [ (6,441,124) and (5,613,835) shares, respectively ]	(58,068,389)	(67,823,433)

Total Class IB transactions	10,333,477	54,113,470

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,074,577	54,847,704

TOTAL INCREASE (DECREASE) IN NET ASSETS	(113,876,574)	28,834,194
NET ASSETS:
Beginning of year	320,160,330	291,326,136

End of year (a)	$206,283,756	$320,160,330

(a) Includes accumulated undistributed net investment income of	$97,427	$62,112

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $2,297,924,479) (Securities on loan at market value $74,435,033)	$1,496,791,309
Cash	79,565,377
Foreign Cash (Cost $6,264,331)	6,305,104
Receivable for securities sold	2,868,904
Dividends, interest and other receivables	2,572,591
Receivable from Separate Accounts for Trust shares sold	1,357,393
Unrealized appreciation of forward foreign currency contracts	654,914
Other assets	11,541

Total assets	1,590,127,133

LIABILITIES
Payable for return of cash collateral on securities loaned	81,137,321
Payable for securities purchased	26,928,661
Investment management fees payable	1,352,116
Payable to Separate Accounts for Trust shares redeemed	927,142
Distribution fees payable - Class IB	235,381
Administrative fees payable	123,278
Accrued India Taxes	64,946
Trustees’ fees payable	12,136
Accrued expenses	2,011,808

Total liabilities	112,792,789

NET ASSETS	$1,477,334,344

Net assets were comprised of:
Paid in capital	$2,624,748,464
Accumulated undistributed net investment income	140,199
Accumulated overdistributed net realized gain	(346,429,763)
Unrealized depreciation on investments and foreign currency translations (net of India tax of $662,486 on unrealized appreciation on investments)	(801,124,556)

Net assets	$1,477,334,344

Class IA
Net asset value, offering and redemption price per share, $310,097,081 / 40,560,863 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.65

Class IB
Net asset value, offering and redemption price per share, $1,167,237,263 / 153,184,863 shares outstanding (unlimited amount authorized: $0.01 par value)	$7.62

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $5,618,528 foreign withholding tax)	$56,703,254
Interest	676,600
Securities lending (net)	443,809

Total income	57,823,663

EXPENSES
Investment management fees	30,911,377
Custodian fees	5,650,001
Distribution fees - Class IB	5,128,519
Administrative fees	2,830,679
Printing and mailing expenses	486,244
Professional fees	90,568
Trustees’ fees	61,842
Miscellaneous	91,744

Gross expenses	45,250,974
Less: Fees paid indirectly	(51,068)

Net expenses	45,199,906

NET INVESTMENT INCOME	12,623,757

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities (net of India tax of $331,096 on realized gain on investments)	(345,367,281)
Foreign currency transactions	(7,670,874)

Net realized loss	(353,038,155)

Change in unrealized appreciation (depreciation) on:
Securities (net of India tax of $662,486 on unrealized appreciation on investments)	(1,787,842,336)
Foreign currency translations	652,883

Net change in unrealized depreciation	(1,787,189,453)

NET REALIZED AND UNREALIZED LOSS	(2,140,227,608)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,127,603,851)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,623,757	$2,244,802
Net realized gain (loss) on investments and foreign currency transactions	(353,038,155)	741,467,378
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,787,189,453)	325,204,400

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,127,603,851)	1,068,916,580

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,580,469)	—
Class IB	(2,979,353)	—

	(4,559,822)	—

Distributions from net realized capital gains
Class IA	(42,589,693)	(172,156,153)
Class IB	(105,601,141)	(492,020,062)

	(148,190,834)	(664,176,215)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(152,750,656)	(664,176,215)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 21,040,878 and 13,000,687 shares, respectively ]	304,367,859	251,338,953
Capital shares issued in reinvestment of dividends and distributions [ 3,230,348 and 9,604,676 shares, respectively ]	44,170,162	172,156,153
Capital shares repurchased [ (37,616,188) and (6,858,434) shares, respectively ]	(461,733,272)	(126,654,153)

Total Class IA transactions	(113,195,251)	296,840,953

Class IB
Capital shares sold [ 38,222,297 and 43,304,494 shares, respectively ]	515,817,699	825,774,998
Capital shares issued in reinvestment of dividends and distributions [ 7,927,517 and 27,525,925 shares, respectively ]	108,580,494	492,020,062
Capital shares repurchased [ (43,994,138) and (33,806,291) shares, respectively ]	(607,934,768)	(633,689,614)

Total Class IB transactions	16,463,425	684,105,446

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(96,731,826)	980,946,399

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,377,086,333)	1,385,686,764
NET ASSETS:
Beginning of year	3,854,420,677	2,468,733,913

End of year (a)	$1,477,334,344	$3,854,420,677

(a) Includes accumulated undistributed net investment income of	$140,199	$110,204

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $487,776,284)	$300,684,345
Foreign Cash (Cost $8)	8
Receivable from Separate Accounts for Trust shares sold	324,083
Dividends, interest and other receivables	54,717
Other assets	1,252

Total assets	301,064,405

LIABILITIES
Investment management fees payable	158,797
Payable to Separate Accounts for Trust shares redeemed	143,993
Distribution fees payable - Class IB	51,216
Administrative fees payable	27,014
Trustees’ fees payable	660
Accrued expenses	79,645

Total liabilities	461,325

NET ASSETS	$300,603,080

Net assets were comprised of:
Paid in capital	$522,929,727
Accumulated undistributed net investment income	582,132
Accumulated net realized loss	(35,816,971)
Unrealized depreciation on investments and foreign currency translations	(187,091,808)

Net assets	$300,603,080

Class IA
Net asset value, offering and redemption price per share, $44,836,804 / 5,398,118 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.31

Class IB
Net asset value, offering and redemption price per share, $255,766,276 / 30,924,050 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.27

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $59,734 foreign withholding tax)	$2,989,271
Interest	263,668
Securities lending (net)	867,551

Total income	4,120,490

EXPENSES
Investment management fees	2,903,816
Distribution fees - Class IB	880,560
Administrative fees	447,003
Printing and mailing expenses	92,127
Custodian fees	61,000
Professional fees	52,622
Trustees’ fees	8,480
Miscellaneous	18,619

Gross expenses	4,464,227
Less: Waiver from investment advisor	(248,140)
Fees paid indirectly	(46,625)

Net expenses	4,169,462

NET INVESTMENT LOSS	(48,972)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(34,898,026)
Foreign currency transactions	(69,741)

Net realized loss	(34,967,767)

Change in unrealized appreciation (depreciation) on:
Securities	(219,186,146)
Foreign currency translations	99

Net change in unrealized depreciation	(219,186,047)

NET REALIZED AND UNREALIZED LOSS	(254,153,814)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(254,202,786)

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2008	2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(48,972)	$1,050,511
Net realized gain (loss) on investments and foreign currency transactions	(34,967,767)	15,090,272
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(219,186,047)	24,373,496

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(254,202,786)	40,514,279

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(284,985)
Class IB	—	(772,445)

	—	(1,057,430)

Distributions from net realized capital gains
Class IA	—	(2,308,241)
Class IB	—	(16,761,291)

	—	(19,069,532)

TOTAL DIVIDENDS AND DISTRIBUTIONS	—	(20,126,962)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,986,983 and 4,005,332 shares, respectively ]	41,786,768	64,318,596
Capital shares issued in reinvestment of dividends and distributions [ 0 and 170,312 shares, respectively ]	—	2,593,226
Capital shares repurchased [ (1,577,056) and (197,540) shares, respectively ]	(19,022,234)	(3,187,070)

Total Class IA transactions	22,764,534	63,724,752

Class IB
Capital shares sold [ 15,484,442 and 15,827,289 shares, respectively ]	199,946,117	247,723,883
Capital shares issued in reinvestment of dividends and distributions [ 0 and 1,156,785 shares, respectively ]	—	17,533,736
Capital shares repurchased [ (8,686,856) and (3,125,298) shares, respectively ]	(109,435,194)	(47,164,200)

Total Class IB transactions	90,510,923	218,093,419

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	113,275,457	281,818,171

TOTAL INCREASE (DECREASE) IN NET ASSETS	(140,927,329)	302,205,488
NET ASSETS:
Beginning of year	441,530,409	139,324,921

End of year (a)	$300,603,080	$441,530,409

(a) Includes accumulated undistributed (overdistributed) net investment income of	$582,132	$(16,529)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN REAL ESTATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (Cost $732,822,625)	$446,861,565
Foreign Cash (Cost $2,483)	2,386
Dividends, interest and other receivables	4,721,956
Receivable from Separate Accounts for Trust shares sold	220,726

Total assets	451,806,633

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	594,811
Investment management fees payable	310,992
Distribution fees payable - Class IB	73,384
Administrative fees payable	38,073
Trustees’ fees payable	1,412
Accrued expenses	152,511

Total liabilities	1,171,183

NET ASSETS	$450,635,450

Net assets were comprised of:
Paid in capital	$830,356,414
Accumulated overdistributed net investment income	(3,432)
Accumulated overdistributed net realized gain	(93,756,350)
Unrealized depreciation on investments and foreign currency translations	(285,961,182)

Net assets	$450,635,450

Class IA
Net asset value, offering and redemption price per share, $70,717,616 / 14,682,472 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.82

Class IB
Net asset value, offering and redemption price per share, $379,917,834 / 78,935,622 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.81

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INVESTMENT INCOME
Dividends (net of $158,629 foreign withholding tax)	$19,393,250
Interest	417,801

Total income	19,811,051

EXPENSES
Investment management fees	5,909,108
Distribution fees - Class IB	1,348,115
Administrative fees	689,099
Printing and mailing expenses	127,214
Custodian fees	59,998
Professional fees	55,067
Trustees’ fees	13,357
Miscellaneous	22,762

Gross expenses	8,224,720
Less: Waiver from investment advisor	(256,132)

Net expenses	7,968,588

NET INVESTMENT INCOME	11,842,463

REALIZED AND UNREALIZED GAIN (LOSS)
Realized loss on:
Securities	(93,502,764)
Foreign currency transactions	(12,503)

Net realized loss	(93,515,267)

Change in unrealized appreciation (depreciation) on:
Securities	(201,642,810)
Foreign currency translations	13,027

Net change in unrealized depreciation	(201,629,783)

NET REALIZED AND UNREALIZED LOSS	(295,145,050)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(283,302,587)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN REAL ESTATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31, 2008	July 2, 2007* to December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$11,842,463	$6,077,519
Net realized gain (loss) on investments and foreign currency transactions	(93,515,267)	9,461,860
Net change in unrealized depreciation on investments and foreign currency translations	(201,629,783)	(84,331,399)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(283,302,587)	(68,792,020)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(1,988,011)	(1,356,608)
Class IB	(9,819,780)	(5,069,702)

	(11,807,791)	(6,426,310)

Distributions from net realized capital gains
Class IA	(876,478)	(873,636)
Class IB	(4,084,792)	(3,757,961)

	(4,961,270)	(4,631,597)

Return of capital
Class IA	(759,291)	—
Class IB	(3,535,341)	—

	(4,294,632)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(21,063,693)	(11,057,907)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,916,583 and 19,275,424 shares, respectively ]	28,310,183	177,428,143
Capital shares issued in reinvestment of dividends and distributions [ 665,461 and 278,147 shares, respectively ]	3,623,780	2,230,244
Capital shares repurchased [ (6,580,995) and (2,882,148) shares, respectively ]	(47,265,827)	(26,569,429)

Total Class IA transactions	(15,331,864)	153,088,958

Class IB
Capital shares sold [ 20,413,622 and 78,840,003 shares, respectively ]	148,775,995	720,031,097
Capital shares issued in reinvestment of dividends and distributions [ 3,216,146 and 1,100,742 shares, respectively ]	17,439,913	8,827,663
Capital shares repurchased [ (16,809,324) and (7,835,567) shares, respectively ]	(125,475,415)	(72,704,690)

Total Class IB transactions	40,740,493	656,154,070

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	25,408,629	809,243,028

TOTAL INCREASE (DECREASE) IN NET ASSETS	(278,957,651)	729,393,101
NET ASSETS:
Beginning of period	729,593,101	200,000

End of period (a)	$450,635,450	$729,593,101

(a) Includes accumulated (overdistributed) net investment income of	$(3,432)	$(20,782)

* The Portfolio commenced operations July 2, 2007.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET ALLOCATION PORTFOLIO(u)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2008 (e)	2007 (e)	2006 (e)	2005 (e)		2004

Net asset value, beginning of year	$21.26	$21.12	$19.71	$19.28		$18.27

Income (loss) from investment operations:
Net investment income	0.28	0.31	0.43	0.47		0.29
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.65)	0.63	1.58	0.53		1.25

Total from investment operations	(6.37)	0.94	2.01	1.00		1.54

Less distributions:
Dividends from net investment income	(0.42)	(0.80)	(0.60)	(0.57)		(0.53)
Distributions from realized gains	(0.71)	—	—	—		—

Total dividends and distributions	(1.13)	(0.80)	(0.60)	(0.57)		(0.53)

Net asset value, end of year	$13.76	$21.26	$21.12	$19.71		$19.28

Total return	(30.37)%	4.52%	10.17%	5.15%		8.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$245,400	$431,095	$508,403	$565,938		$639,576
Ratio of expenses to average net assets:
After waivers (f)	0.35%	0.35%	0.35%	0.84%		1.05%
After waivers and fees paid indirectly (f)	0.35%	0.35%	0.35%	0.74%		1.05%
Before waivers and fees paid indirectly (f)	0.58%	0.55%	0.55%	0.94%		1.15%
Ratio of net investment income to average net assets:
After waivers (f)	1.53%	1.42%	2.13%	2.31%		1.31%
After waivers and fees paid indirectly (f)	1.53%	1.43%	2.13%	2.41%		1.31%
Before waivers and fees paid indirectly (f)	1.29%	1.22%	1.93%	2.21%		1.21%
Portfolio turnover rate	34%	62%	15%	155	%(d)	67%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.04	$0.04	$0.04	$0.02		$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2008 (e)		April 30, 2007* to December 31, 2007 (e)

Net asset value, beginning of period	$9.59		$10.00

Income (loss) from investment operations:
Net investment income	0.33		0.14
Net realized and unrealized loss on investments	(3.86)		(0.40)

Total from investment operations	(3.53)		(0.26)

Less distributions:
Dividends from net investment income	(0.33)		(0.15)
Distribution from realized gains	—#		—#

Total dividends and distributions	(0.33)		(0.15)

Net asset value, end of period	$5.73		$9.59

Total return (b)	(36.65)%		(2.54)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$62		$97
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	—	%(x)	—	%(x)
Before waivers and reimbursements (a)(f)	0.24%		0.27	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	4.11%		2.12%
Before waivers and reimbursements (a)(f)	3.86%		(8.52)%
Portfolio turnover rate	1%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02		$0.71

Class IB	Year Ended December 31, 2008 (e)		April 30, 2007* to December 31, 2007 (e)

Net asset value, beginning of period	$9.59		$10.00

Income from investment operations:
Net investment income	0.40		0.27
Net realized and unrealized loss on investments	(3.95)		(0.54)

Total from investment operations	(3.55)		(0.27)

Less distributions:
Dividends from net investment income	(0.32)		(0.14)
Distribution from realized gains	—#		—#

Total dividends and distributions	(0.32)		(0.14)

Net asset value, end of period	$5.72		$9.59

Total return (b)	(36.92)%		(2.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,029,698		$825,630
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.25	%(x)	0.25	%(x)
Before waivers and reimbursements (a)(f)	0.49%		0.52	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	5.08%		4.05%
Before waivers and reimbursements (a)(f)	4.83%		3.78%
Portfolio turnover rate	1%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02		$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				August 25, 2006* to December 31, 2006 (e)
Class IA	2008 (e)		2007 (e)

Net asset value, beginning of period	$11.90		$10.99		$10.00

Income (loss) from investment operations:
Net investment income	0.38		0.42		0.24
Net realized and unrealized gain (loss) on investments	(5.44)		0.78		0.91

Total from investment operations	(5.06)		1.20		1.15

Less distributions:
Dividends from net investment income	(0.17)		(0.22)		(0.16)
Distributions from net realized gains	—#		(0.07)		—
Return of capital	(0.33)		—		—

Total dividends and distributions	(0.50)		(0.29)		(0.16)

Net asset value, end of period	$6.34		$11.90		$10.99

Total return (b)	(42.62)%		10.93%		11.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$30,332		$11,578		$3,339
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.40%		0.40%		0.40%
After waivers, reimbursements, and fees paid indirectly (a)(f)	0.26%		0.33%		0.10	%(c)
Before waivers, reimbursements, and fees paid indirectly (a)(f)	0.87%		1.50%		4.93	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	4.12%		3.40%		6.34%
After waivers, reimbursements, and fees paid indirectly (a)(f)	4.26%		3.47%		6.60%
Before waivers, reimbursements, and fees paid indirectly (a)(f)	3.65%		2.30%		1.79%
Portfolio turnover rate	18%		8%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04		$0.13		$0.17

	Year Ended December 31,				August 25, 2006* to December 31, 2006 (e)
Class IB	2008 (e)		2007 (e)

Net asset value, beginning of period	$11.90		$10.99		$10.00

Income (loss) from investment operations:
Net investment income	0.27		0.22		0.20
Net realized and unrealized gain (loss) on investments	(5.34)		0.94		0.94

Total from investment operations	(5.07)		1.16		1.14

Less distributions:
Dividends from net investment income	(0.15)		(0.18)		(0.15)
Distributions from net realized gains	—#		(0.07)		—
Return of capital	(0.33)		—		—

Total dividends and distributions	(0.48)		(0.25)		(0.15)

Net asset value, end of period	$6.35		$11.90		$10.99

Total return (b)	(42.68)%		10.63%		11.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$799		$1,849		$1,671
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.65%		0.65%		0.65%
After waivers, reimbursements, and fees paid indirectly (a)(f)	0.51	%(c)	0.58%		0.35	%(c)
Before waivers, reimbursements, and fees paid indirectly (a)(f)	1.12	%(c)	1.75	%(c)	5.18	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	2.68%		1.81%		5.14%
After waivers, reimbursements, and fees paid indirectly (a)(f)	2.82%		1.88%		5.52%
Before waivers, reimbursements, and fees paid indirectly (a)(f)	2.14%		0.63%		0.55%
Portfolio turnover rate	18%		8%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05		$0.14		$0.17

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS CONSERVATIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	January 2, 2008* to December 31, 2008 (e)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.47
Net realized and unrealized loss on investments	(1.21)

Total from investment operations	(0.74)

Less distributions:
Dividends from net investment income	(0.23)
Distributions from net realized gains	—#

Total dividends and distributions	(0.23)

Net asset value, end of period	$9.03

Total return (b)	(7.35)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$93
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%
Before waivers, reimbursements (a)(f)	53.16	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	4.84%
Before waivers and reimbursements (a)(f)	(51.57)%
Portfolio turnover rate	5%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$5.42

Class IB	January 2, 2008* to December 31, 2008 (e)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.73
Net realized and unrealized loss on investments	(1.48)

Total from investment operations	(0.75)

Less distributions:
Dividends from net investment income	(0.22)
Distributions from net realized gains	—#

Total dividends and distributions	(0.22)

Net asset value, end of period	$9.03

Total return (b)	(7.45)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$194
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.20%
Before waivers and reimbursements (a)(f)	53.26	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	7.69%
Before waivers and reimbursement (a)(f)	(42.78)%
Portfolio turnover rate	5%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$4.76

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS CONSERVATIVE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	January 2, 2008* to December 31, 2008 (e)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.37
Net realized and unrealized loss on investments	(2.03)

Total from investment operations	(1.66)

Less distributions:
Dividends from net investment income	(0.41)
Distributions from net realized gains	(0.02)

Total dividends and distributions	(0.43)

Net asset value, end of period	$7.91

Total return (b)	(16.56)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$83
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%
Before waivers and reimbursements (a)(f)	61.19	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	4.05%
Before waivers and reimbursements (a)(f)	(57.17)%
Portfolio turnover rate	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$5.67

Class IB	January 2, 2008* to December 31, 2008 (e)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.53
Net realized and unrealized loss on investments	(2.20)

Total from investment operations	(1.67)

Less distributions:
Dividends from net investment income	(0.40)
Distributions from net realized gains	(0.02)

Total dividends and distributions	(0.42)

Net asset value, end of period	$7.91

Total return (b)	(16.65)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$131
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.20%
Before waivers and reimbursements (a)(f)	61.29	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	5.84%
Before waivers and reimbursements (a)(f)	(55.13)%
Portfolio turnover rate	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$5.58

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	January 2, 2008* to December 31, 2008 (e)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.32
Net realized and unrealized loss on investments	(2.44)

Total from investment operations	(2.12)

Less distributions:
Dividends from net investment income	(0.35)
Distributions from net realized gains	(0.02)

Total dividends and distributions	(0.37)

Net asset value, end of period	$7.51

Total return (b)	(21.12)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$79
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%
Before waivers and reimbursements (a)(f)	60.60	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	3.47%
Before waivers, reimbursements (a)(f)	(57.37)%
Portfolio turnover rate	9%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$5.53

Class IB	January 2, 2008* to December 31, 2008 (e)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.48
Net realized and unrealized loss on investments	(2.61)

Total from investment operations	(2.13)

Less distributions:
Dividends from net investment income	(0.34)
Distributions from net realized gains	(0.02)

Total dividends and distributions	(0.36)

Net asset value, end of period	$7.51

Total return (b)	(21.20)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$143
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.20%
Before waivers and reimbursements (a)(f)	60.70	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	5.47%
Before waivers and reimbursements (a)(f)	(54.72)%
Portfolio turnover rate	9%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$5.34

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS MODERATE-PLUS ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	January 2, 2008* to December 31, 2008 (e)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.19
Net realized and unrealized loss on investments	(3.03)

Total from investment operations	(2.84)

Less distributions:
Dividends from net investment income	(0.20)
Distributions from net realized gains	(0.01)

Total dividends and distributions	(0.21)

Net asset value, end of period	$6.95

Total return (b)	(28.32)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$72
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%
Before waivers and reimbursements (a)(f)	52.44	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	2.16%
Before waivers and reimbursements (a)(f)	(56.39)%
Portfolio turnover rate	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$5.15

Class IB	January 2, 2008* to December 31, 2008 (e)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.72
Net realized and unrealized loss on investments	(3.54)

Total from investment operations	(2.82)

Less distributions:
Dividends from net investment income	(0.19)
Distributions from net realized gains	(0.01)

Total dividends and distributions	(0.20)

Net asset value, end of period	$6.98

Total return (b)	(28.08)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$812
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.20%
Before waivers and reimbursements (a)(f)	52.54	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	9.04%
Before waivers and reimbursements (a)(f)	(39.24)%
Portfolio turnover rate	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$3.87

See Notes to Financial Statements.

EQ ADVISORS TRUST

CROSSINGS AGGRESSIVE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	January 2, 2008* to December 31, 2008 (e)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.14
Net realized and unrealized loss on investments	(3.73)

Total from investment operations	(3.59)

Less distributions:
Dividends from net investment income	(0.15)
Distributions from net realized gains	(0.01)

Total dividends and distributions	(0.16)

Net asset value, end of period	$6.25

Total return (b)	(35.78)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$64
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.10%
Before waivers and reimbursements (a)(f)	30.06	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	1.67%
Before waivers and reimbursements (a)(f)	(43.30)%
Portfolio turnover rate	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$3.82

Class IB	January 2, 2008* to December 31, 2008 (e)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.31
Net realized and unrealized loss on investments	(3.90)

Total from investment operations	(3.59)

Less distributions:
Dividends from net investment income	(0.15)
Distributions from net realized gains	(0.01)

Total dividends and distributions	(0.16)

Net asset value, end of period	$6.25

Total return (b)	(35.85)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$574
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.20%
Before waivers and reimbursements (a)(f)	30.16	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)(f)	4.07%
Before waivers and reimbursements (a)(f)	(21.68)%
Portfolio turnover rate	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$1.93

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN COMMON STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)	2007 (e)	2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$20.27	$19.80	$18.09	$17.49	$15.47

Income (loss) from investment operations:
Net investment income	0.29	0.25	0.27	0.18	0.21
Net realized and unrealized gain (loss) on investments and futures	(9.14)	0.48	1.72	0.61	2.01

Total from investment operations	(8.85)	0.73	1.99	0.79	2.22

Less distributions:
Dividends from net investment income	(0.31)	(0.26)	(0.28)	(0.19)	(0.20)

Net asset value, end of year	$11.11	$20.27	$19.80	$18.09	$17.49

Total return	(43.67)%	3.73%	11.01%	4.52%	14.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,168,157	$6,425,334	$7,114,739	$7,297,020	$7,847,618
Ratio of expenses to average net assets:
After fees paid indirectly	0.46%	0.59%	0.55%	0.50%	0.43%
Before fees paid indirectly	0.61%	0.60%	0.57%	0.52%	0.52%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.79%	1.21%	1.43%	1.05%	1.23%
Before fees paid indirectly	1.64%	1.20%	1.42%	1.03%	1.14%
Portfolio turnover rate	83%	44%	35%	38%	47%

	Year Ended December 31,
Class IB	2008 (e)	2007 (e)	2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$20.16	$19.69	$17.99	$17.39	$15.38

Income (loss) from investment operations:
Net investment income	0.25	0.19	0.22	0.14	0.15
Net realized and unrealized gain (loss) on investments and futures	(9.08)	0.49	1.71	0.60	2.02

Total from investment operations	(8.83)	0.68	1.93	0.74	2.17

Less distributions:
Dividends from net investment income	(0.28)	(0.21)	(0.23)	(0.14)	(0.16)

Net asset value, end of year	$11.05	$20.16	$19.69	$17.99	$17.39

Total return	(43.81)%	3.48%	10.72%	4.27%	14.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,034,651	$2,090,492	$2,364,942	$2,351,936	$2,320,683
Ratio of expenses to average net assets:
After fees paid indirectly	0.71%	0.84%	0.80%	0.75%	0.68%
Before fees paid indirectly	0.86%	0.85%	0.82%	0.77%	0.77%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.54%	0.96%	1.18%	0.80%	0.98%
Before fees paid indirectly	1.39%	0.95%	1.17%	0.78%	0.89%
Portfolio turnover rate	83%	44%	35%	38%	47%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)	2007 (e)	2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$9.89	$9.67	$9.77	$10.00	$10.11

Income (loss) from investment operations:
Net investment income	0.37	0.44	0.40	0.34	0.32
Net realized and unrealized gain (loss) on investments	(0.02)	0.25	(0.07)	(0.19)	(0.09)

Total from investment operations	0.35	0.69	0.33	0.15	0.23

Less distributions:
Dividends from net investment income	(0.35)	(0.47)	(0.43)	(0.38)	(0.33)
Distributions from realized gains	—	—	—	—	(0.01)

Total dividends and distributions	(0.35)	(0.47)	(0.43)	(0.38)	(0.34)

Net asset value, end of year	$9.89	$9.89	$9.67	$9.77	$10.00

Total return	3.56%	7.13%	3.35%	1.51%	2.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$233,132	$227,848	$222,451	$248,266	$296,399
Ratio of expenses to average net assets	0.65%	0.63%	0.61%	0.56%	0.56%
Ratio of net investment income to average net assets	3.74%	4.46%	4.03%	3.42%	2.95%
Portfolio turnover rate	211%	167%	231%	251%	274%

	Year Ended December 31,
Class IB	2008 (e)	2007 (e)	2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$9.84	$9.62	$9.71	$9.94	$10.05

Income (loss) from investment operations:
Net investment income	0.35	0.41	0.37	0.32	0.28
Net realized and unrealized gain (loss) on investments	(0.03)	0.25	(0.06)	(0.20)	(0.08)

Total from investment operations	0.32	0.66	0.31	0.12	0.20

Less distributions:
Dividends from net investment income	(0.33)	(0.44)	(0.40)	(0.35)	(0.30)
Distributions from realized gains	—	—	—	—	(0.01)

Total dividends and distributions	(0.33)	(0.44)	(0.40)	(0.35)	(0.31)

Net asset value, end of year	$9.83	$9.84	$9.62	$9.71	$9.94

Total return	3.19%	6.97%	3.07%	1.24%	1.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$557,195	$470,755	$486,352	$542,787	$595,497
Ratio of expenses to average net assets	0.90%	0.88%	0.86%	0.81%	0.81%
Ratio of net investment income to average net assets	3.49%	4.21%	3.74%	3.17%	2.70%
Portfolio turnover rate	211%	167%	231%	251%	274%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)	2007 (e)		2006 (e)		2005 (e)		2004

Net asset value, beginning of year	$14.47	$14.42		$12.70		$11.17		$9.62

Income (loss) from investment operations:
Net investment income	0.32	0.27		0.19		0.18		0.13
Net realized and unrealized gain (loss) on investments, futures, and foreign currency transactions	(7.56)	1.40		2.82		1.56		1.64

Total from investment operations	(7.24)	1.67		3.01		1.74		1.77

Less distributions:
Dividends from net investment income	(0.33)	(0.24)		(0.24)		(0.21)		(0.22)
Distributions from realized gains	(0.19)	(1.38)		(1.05)		—		—

Total dividends and distributions	(0.52)	(1.62)		(1.29)		(0.21)		(0.22)

Net asset value, end of year	$6.71	$14.47		$14.42		$12.70		$11.17

Total return	(50.66)%	11.98%		23.80%		15.61%		18.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$767,423	$1,713,719		$1,602,552		$1,330,210		$1,212,207
Ratio of expenses to average net assets:
After waivers	0.85%	0.85%		0.85%		0.85%		0.85%
After waivers and fees paid indirectly	0.85%	0.85%		0.85%		0.84%		0.83%
Before waivers and fees paid indirectly	0.90%	0.89%		0.88%		0.85%		0.85%
Ratio of net investment income to average net assets:
After waivers	2.83%	1.74%		1.36%		1.60%		1.28%
After waivers and fees paid indirectly	2.83%	1.74%		1.37%		1.61%		1.30%
Before waivers and fees paid indirectly	2.78%	1.69%		1.33%		1.60%		1.28%
Portfolio turnover rate	65%	52%		70%		67%		60%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$	—#	$	—#	$	—#

	Year Ended December 31,
Class IB	2008 (e)	2007 (e)		2006 (e)		2005 (e)		2004

Net asset value, beginning of year	$14.25	$14.22		$12.53		$11.02		$9.50

Income (loss) from investment operations:
Net investment income	0.29	0.22		0.15		0.15		0.10
Net realized and unrealized gain (loss) on investments, futures, and foreign currency transactions	(7.44)	1.38		2.78		1.53		1.61

Total from investment operations	(7.15)	1.60		2.93		1.68		1.71

Less distributions:
Dividends from net investment income	(0.31)	(0.19)		(0.19)		(0.17)		(0.19)
Distributions from realized gains	(0.19)	(1.38)		(1.05)		—		—

Total dividends and distributions	(0.50)	(1.57)		(1.24)		(0.17)		(0.19)

Net asset value, end of year	$6.60	$14.25		$14.22		$12.53		$11.02

Total return	(50.83)%	11.69%		23.55%		15.33%		18.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$807,551	$1,739,210		$1,342,183		$930,307		$667,930
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%		1.10%		1.10%		1.10%
After waivers and fees paid indirectly	1.10%	1.10%		1.10%		1.09%		1.08%
Before waivers and fees paid indirectly	1.15%	1.14%		1.13%		1.10%		1.10%
Ratio of net investment income to average net assets:
After waivers	2.59%	1.46%		1.10%		1.35%		1.03%
After waivers and fees paid indirectly	2.59%	1.46%		1.10%		1.36%		1.05%
Before waivers and fees paid indirectly	2.54%	1.42%		1.06%		1.35%		1.03%
Portfolio turnover rate	65%	52%		70%		67%		60%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$	—#	$	—#	$	—#

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)	2007 (e)	2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$16.39	$16.37	$16.28	$14.57	$12.75

Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.05)	(0.09)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	(7.31)	2.73	1.60	1.77	1.88

Total from investment operations	(7.29)	2.68	1.51	1.71	1.82

Less distributions:
Dividends from net investment income	—#	—	—	—	—
Distributions from realized gains	(0.02)	(2.66)	(1.42)	—	—

Total dividends and distributions	(0.02)	(2.66)	(1.42)	—	—

Net asset value, end of year	$9.08	$16.39	$16.37	$16.28	$14.57

Total return	(44.52)%	17.00%	9.28%	11.74%	14.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$308,472	$542,826	$509,593	$507,858	$493,124
Ratio of expenses to average net assets:
After fees paid indirectly	0.87%	0.86%	0.83%	0.76%	0.73%
Before fees paid indirectly	0.89%	0.87%	0.84%	0.80%	0.81%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.17%	(0.26)%	(0.51)%	(0.39)%	(0.48)%
Before fees paid indirectly	0.15%	(0.27)%	(0.52)%	(0.43)%	(0.56)%
Portfolio turnover rate	115%	84%	74%	103%	81%

	Year Ended December 31,
Class IB	2008 (e)	2007 (e)	2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$15.85	$15.95	$15.93	$14.29	$12.54

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.09)	(0.13)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	(7.06)	2.65	1.57	1.73	1.84

Total from investment operations	(7.07)	2.56	1.44	1.64	1.75

Less distributions:
Distributions from realized gains	(0.02)	(2.66)	(1.42)	—	—

Net asset value, end of year	$8.76	$15.85	$15.95	$15.93	$14.29

Total return	(44.66)%	16.70%	8.98%	11.55%	13.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$402,055	$771,708	$720,886	$692,269	$639,666
Ratio of expenses to average net assets:
After fees paid indirectly	1.12%	1.11%	1.08%	1.01%	0.98%
Before fees paid indirectly	1.14%	1.12%	1.09%	1.05%	1.06%
Ratio of net investment loss to average net assets:
After fees paid indirectly	(0.08)%	(0.51)%	(0.76)%	(0.64)%	(0.73)%
Before fees paid indirectly	(0.10)%	(0.52)%	(0.77)%	(0.68)%	(0.81)%
Portfolio turnover rate	115%	84%	74%	103%	81%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ARIEL APPRECIATION II PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,						October 3, 2005* to December 31, 2005 (e)
Class IA	2008 (e)		2007 (e)		2006 (e)

Net asset value, beginning of period	$10.93		$11.20		$10.16		$10.00

Income (loss) from investment operations:
Net investment income	0.12		0.09		0.09		0.04
Net realized and unrealized gain (loss) on investments	(4.30)		(0.20)		1.07		0.17

Total from investment operations	(4.18)		(0.11)		1.16		0.21

Less distributions:
Dividends from net investment income	(0.09)		(0.07)		(0.08)		(0.05)
Distributions from realized gains	(0.03)		(0.09)		(0.04)		—

Total dividends and distributions	(0.12)		(0.16)		(0.12)		(0.05)

Net asset value, end of period	$6.63		$10.93		$11.20		$10.16

Total return (b)	(38.32)%		(0.95)%		11.43%		2.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,189		$574		$114		$102
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.90%		0.90%		0.90%		0.89%
After waivers, reimbursements, and fees paid indirectly (a)	0.86%		0.84%		0.76	%(c)	7.68%
Before waivers, reimbursements, and fees paid indirectly (a)	1.05%		1.01%		1.23	%(c)	7.68%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.34%		0.75%		0.70%		1.55%
After waivers, reimbursements, and fees paid indirectly (a)	1.39%		0.80%		0.82%		1.55%
Before waivers, reimbursements, and fees paid indirectly (a)	1.19%		0.63%		0.32%		(5.24)%
Portfolio turnover rate	37%		27%		34%		5%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.01		$0.04		$0.17

	Year Ended December 31,						October 3, 2005* to December 31, 2005 (e)
Class IB	2008 (e)		2007 (e)		2006 (e)

Net asset value, beginning of period	$10.95		$11.22		$10.18		$10.00

Income (loss) from investment operations:
Net investment income	0.09		0.05		0.07		0.03
Net realized and unrealized gain (loss) on investments	(4.30)		(0.18)		1.06		0.17

Total from investment operations	(4.21)		(0.13)		1.13		0.20

Less distributions:
Dividends from net investment income	(0.07)		(0.05)		(0.05)		(0.02)
Distributions from realized gains	(0.03)		(0.09)		(0.04)		—

Total dividends and distributions	(0.10)		(0.14)		(0.09)		(0.02)

Net asset value, end of period	$6.64		$10.95		$11.22		$10.18

Total return (b)	(38.50)%		(1.20)%		11.24%		1.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$47,189		$60,769		$38,514		$9,074
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.15%		1.15%		1.15%		1.14%
After waivers, reimbursements, and fees paid indirectly (a)	1.11%		1.09	%(c)	1.01%		7.93%
Before waivers, reimbursements, and fees paid indirectly (a)	1.30	%(c)	1.26	%(c)	1.48%		7.93%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.90%		0.41%		0.53%		1.30%
After waivers, reimbursements, and fees paid indirectly (a)	0.94%		0.46%		0.66%		1.30%
Before waivers, reimbursements, and fees paid indirectly (a)	0.75%		0.29%		0.19%		(5.49)%
Portfolio turnover rate	37%		27%		34%		5%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.01		$0.03		$0.17

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA ROSENBERG VALUE LONG/SHORT EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2008 (e)	June 15, 2007* to December 31, 2007

Net asset value, beginning of period	$10.72	$10.81

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.10
Net realized and unrealized gain (loss) on investments	(0.53)	0.04

Total from investment operations	(0.58)	0.14

Less distributions:
Dividends from net investment income	(0.02)	(0.23)

Net asset value, end of period	$10.12	$10.72

Total return (b)	(5.43)%	1.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,840	$17,553
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(w)	3.36%	3.52%
After waivers and reimbursements, exclusive of dividends on securities sold short (a)	1.59%	1.73%
Before waivers and reimbursements (a)(w)	3.36%	3.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(w)	(0.43)%	2.32%
After waivers and reimbursements, exclusive of dividends on securities sold short (a)	1.34%	4.11%
Before waivers and reimbursements (a)(w)	(0.43)%	2.32%
Portfolio turnover rate	169%	149%

	Year Ended December 31,
Class IB	2008 (e)	2007	2006	2005	2004

Net asset value, beginning of year	$10.72	$10.59	$10.74	$9.99	$9.64

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	0.25	0.28	0.08	(0.04)
Net realized and unrealized gain (loss) on investments	(0.53)	0.10	(0.13)	0.67	0.39

Total from investment operations	(0.61)	0.35	0.15	0.75	0.35

Less distributions:
Dividends from net investment income	(0.02)	(0.22)	(0.30)	—	—

Net asset value, end of year	$10.09	$10.72	$10.59	$10.74	$9.99

Total return	(5.71)%	3.29%	1.45%	7.51%	3.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$166,708	$159,346	$167,206	$144,730	$53,045
Ratio of expenses to average net assets:
After waivers and reimbursements (a) (w)	3.65%	3.56%	3.06%	3.21%	3.14%
After waivers and reimbursements, exclusive of dividends on securities sold short (a)	1.84%	1.98%	1.99%	1.99%	1.99%
Before waivers and reimbursements (a) (w)	3.65%	3.56%	3.06%	3.23%	4.10%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a) (w)	(0.78)%	2.19%	2.54%	1.02%	(0.77)%
After waivers and reimbursements, exclusive of dividends on securities sold short (a)	1.01%	3.77%	****	****	****
Before waivers and reimbursements (a) (w)	(0.78)%	2.19%	****	****	****
Portfolio turnover rate	169%	149%	147%	123%	89%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO(r)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)	2007 (e)	2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$15.66	$17.03	$15.06	$15.48	$14.71

Income (loss) from investment operations:
Net investment income	0.27	0.25	0.26	0.21	0.17
Net realized and unrealized gain (loss) on investments and options written	(5.95)	(0.03)	2.92	0.28	1.42

Total from investment operations	(5.68)	0.22	3.18	0.49	1.59

Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.25)	(0.18)	(0.16)
Distributions from realized gains	(0.06)	(1.35)	(0.96)	(0.73)	(0.66)

Total dividends and distributions	(0.31)	(1.59)	(1.21)	(0.91)	(0.82)

Net asset value, end of year	$9.67	$15.66	$17.03	$15.06	$15.48

Total return	(36.36)%	1.43%	21.18%	3.19%	10.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,948,563	$2,516,049	$1,915,669	$1,361,870	$636,240
Ratio of expenses to average net assets:
After waivers	0.68%	0.68%	0.66%	0.62%	N/A
After waivers and fees paid indirectly	0.68%	0.67%	0.65%	0.60%	0.61%
Before waivers and fees paid indirectly	0.68%	0.68%	0.66%	0.62%	0.63%
Ratio of net investment income to average net assets:
After waivers	2.07%	1.43%	1.61%	1.35%	N/A
After waivers and fees paid indirectly	2.08%	1.44%	1.61%	1.37%	1.12%
Before waivers and fees paid indirectly	2.07%	1.43%	1.61%	1.35%	1.10%
Portfolio turnover rate	48%	50%	38%	52%	49%

	Year Ended December 31,
Class IB	2008 (e)	2007(e)	2006 (e)	2005 (e)	2004 (e)

Net asset value, beginning of year	$15.70	$17.07	$15.09	$15.50	$14.74

Income (loss) from investment operations:
Net investment income	0.24	0.21	0.22	0.17	0.13
Net realized and unrealized gain (loss) on investments and options written	(5.97)	(0.03)	2.93	0.29	1.41

Total from investment operations	(5.73)	0.18	3.15	0.46	1.54

Less distributions:
Dividends from net investment income	(0.22)	(0.20)	(0.21)	(0.14)	(0.12)
Distributions from realized gains	(0.06)	(1.35)	(0.96)	(0.73)	(0.66)

Total dividends and distributions	(0.28)	(1.55)	(1.17)	(0.87)	(0.78)

Net asset value, end of year	$9.69	$15.70	$17.07	$15.09	$15.50

Total return	(36.55)%	1.17%	20.90%	2.99%	10.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$969,097	$1,584,756	$1,636,862	$1,445,518	$1,459,792
Ratio of expenses to average net assets:
After waivers	0.93%	0.93%	0.91%	0.87%	N/A
After waivers and fees paid indirectly	0.93%	0.92%	0.90%	0.85%	0.86%
Before waivers and fees paid indirectly	0.93%	0.93%	0.91%	0.87%	0.88%
Ratio of net investment income to average net assets:
After waivers	1.81%	1.18%	1.35%	1.10%	N/A
After waivers and fees paid indirectly	1.81%	1.19%	1.36%	1.12%	0.87%
Before waivers and fees paid indirectly	1.81%	1.18%	1.35%	1.10%	0.85%
Portfolio turnover rate	48%	50%	38%	52%	49%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

		Year Ended December 31,
Class IA		2008 (e)	2007 (e)		2006 (e)	2005 (e)	2004 (e)

Net asset value, beginning of year		$16.12	$16.67		$14.20	$13.03	$10.86

Income (loss) from investment operations:
Net investment income		0.37	0.32		0.30	0.25	0.17
Net realized and unrealized gain (loss) on investments and foreign currency transactions		(7.19)	1.34	(y)	3.37	1.19	2.21

Total from investment operations		(6.82)	1.66		3.67	1.44	2.38

Less distributions:
Dividends from net investment income		(0.31)	(0.39)		(0.32)	(0.27)	(0.21)
Dividends from realized gains		(0.32)	(1.82)		(0.88)	—	—

Total dividends and distributions		(0.63)	(2.21)		(1.20)	(0.27)	(0.21)

Net asset value, end of year		$8.67	$16.12		$16.67	$14.20	$13.03

Total return		(42.97)%	10.45	%(y)	25.98%	11.07%	22.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$715,592	$1,203,247		$680,147	$236,340	$5,598
Ratio of expenses to average net assets:
After waivers		1.01%	1.00%		1.00%	1.00%	1.00%
After waivers and fees paid indirectly		1.01%	1.00%		1.00%	1.00%	0.93%
Before waivers and fees paid indirectly		1.03%	1.00%		1.00%	1.00%	1.00%
Ratio of net investment income to average net assets:
After waivers		2.90%	1.83%		1.82%	1.83%	1.42%
After waivers and fees paid indirectly		2.90%	1.83%		1.82%	1.83%	1.49%
Before waivers and fees paid indirectly		2.88%	1.83%		1.82%	1.83%	1.42%
Portfolio turnover rate		119%	81%		57%	64%	63%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$	—#	$—		$—	$—	$—

		Year Ended December 31,
Class IA		2008 (e)	2007 (e)		2006 (e)	2005 (e)	2004 (e)

Net asset value, beginning of year		$16.13	$16.67		$14.20	$13.03	$10.86

Income (loss) from investment operations:
Net investment income		0.33	0.30		0.29	0.21	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions		(7.18)	1.32	(y)	3.34	1.19	2.21

Total from investment operations		(6.85)	1.62		3.63	1.40	2.35

Less distributions:
Dividends from net investment income		(0.29)	(0.34)		(0.28)	(0.23)	(0.18)
Distributions from realized gains		(0.32)	(1.82)		(0.88)	—	—

Total dividends and distributions		(0.61)	(2.16)		(1.16)	(0.23)	(0.18)

Net asset value, end of year		$8.67	$16.13		$16.67	$14.20	$13.03

Total return		(43.15)%	10.22	%(y)	25.66%	10.79%	21.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$933,078	$1,807,680		$1,655,259	$1,189,337	$894,530
Ratio of expenses to average net assets:
After waivers		1.26%	1.25%		1.25%	1.25%	1.25%
After waivers and fees paid indirectly		1.26%	1.25%		1.25%	1.25%	1.18%
Before waivers and fees paid indirectly		1.28%	1.25%		1.25%	1.25%	1.25%
Ratio of net investment income to average net assets:
After waivers		2.59%	1.73%		1.77%	1.58%	1.17%
After waivers and fees paid indirectly		2.59%	1.73%		1.77%	1.58%	1.24%
Before waivers and fees paid indirectly		2.57%	1.73%		1.77%	1.58%	1.17%
Portfolio turnover rate		119%	81%		57%	64%	63%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$	—#	$—		$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)		2007 (e)	2006 (e)			2005 (e)			2004

Net asset value, beginning of year	$10.12		$10.01	$10.11			$10.69			$11.56

Income (loss) from investment operations:
Net investment income	0.45		0.51	0.45			0.42			0.55
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.10		0.15	(0.06)			(0.33)			(0.30)

Total from investment operations	0.55		0.66	0.39			0.09			0.25

Less distributions:
Dividends from net investment income	(0.45)		(0.55)	(0.48)			(0.49)			(1.10)
Distributions from realized gains	—		—	(0.01)			(0.18)			(0.02)

Total dividends and distributions	(0.45)		(0.55)	(0.49)			(0.67)			(1.12)

Net asset value, end of year	$10.22		$10.12	$10.01			$10.11			$10.69

Total return	5.49%		6.66%	3.85%			0.89%			2.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$61,519		$38,039	$40,299			$47,085			$61,708
Ratio of expenses to average net assets:
After waivers	0.45%		0.45%	0.65%			0.75	%(c)		0.75%
Before waivers	0.74%		0.70%	0.72%			0.76	%(c)		0.78%
Ratio of net investment income to average net assets:
After waivers	4.44%		4.97%	4.45%			3.91	%(c)		3.91%
Before waivers	4.14%		4.72%	4.37%			3.90	%(c)		3.88%
Portfolio turnover rate	55%		35%	153%			49%			13%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.03		$0.03	$0.01		$	—#		$	—#

	Year Ended December 31,						June 20, 2005* to December 31, 2005 (e)
Class IB	2008 (e)		2007 (e)	2006 (e)

Net asset value, beginning of period	$10.13		$10.02	$10.12			$10.77

Income (loss) from investment operations:
Net investment income	0.43		0.48	0.44			0.21
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.11		0.15	(0.07)			(0.21)

Total from investment operations	0.54		0.63	0.37			—#

Less distributions:
Dividends from net investment income	(0.43)		(0.52)	(0.46)			(0.47)
Distributions from realized gains	—		—	(0.01)			(0.18)

Total dividends and distributions	(0.43)		(0.52)	(0.47)			(0.65)

Net asset value, end of period	$10.24		$10.13	$10.02			$10.12

Total return (b)	5.32%		6.38%	3.58%			(0.03)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,382		$995	$598			$251
Ratio of expenses to average net assets:
After waivers (a)	0.70%		0.70%	0.90	%(c)		1.00	%(c)
Before waivers (a)	0.99	% (c)	0.95%	0.97	%(c)		1.01	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	4.19%		4.71%	4.30%			3.66	%(c)
Before waivers (a)	3.88%		4.46%	4.18%			3.65	%(c)
Portfolio turnover rate	55%		35%	153%			49%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03		$0.03	$0.01		$	—#

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO(n)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,								December 13, 2004* to December 31, 2004 (e)
Class IA	2008 (e)		2007 (e)		2006 (e)		2005 (e)

Net asset value, beginning of period	$6.54		$6.91		$6.35		$6.06		$5.99

Income (loss) from investment operations:
Net investment income	0.13		0.21		0.14		0.12		0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.20)		0.05		0.88		0.27		0.15

Total from investment operations	(2.07)		0.26		1.02		0.39		0.16

Less distributions:
Dividends from net investment income	(0.14)		(0.15)		(0.14)		(0.10)		(0.09)
Distributions from realized gains	(0.07)		(0.48)		(0.32)		—		—

Total dividends and distributions	(0.21)		(0.63)		(0.46)		(0.10)		(0.09)

Net asset value, end of period	$4.26		$6.54		$6.91		$6.35		$6.06

Total return (b)	(32.11)%		3.89%		16.17%		6.47%		1.78%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$376,369		$123,390		$104,746		$109,196		$117,151
Ratio of expenses to average net assets:
After waivers (a)	0.80%		0.80%		0.80%		0.80%		0.80	%(c)
After waivers and fees paid indirectly (a)	0.80%		0.80%		0.80%		0.79%		0.80	%(c)
Before waivers and fees paid indirectly (a)	0.92%		0.89%		0.87%		0.83%		0.89	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	2.61%		2.93%		2.09%		1.90%		1.85	%(c)
After waivers and fees paid indirectly (a)	2.61%		2.93%		2.09%		1.91%		1.85	%(c)
Before waivers and fees paid indirectly (a)	2.49%		2.84%		2.02%		1.87%		1.76	%(c)
Portfolio turnover rate	88%		65%		84%		92%		55%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.01	$	—#	$	—#	$	—#

	Year Ended December 31,
Class IB	2008 (e)		2007 (e)		2006 (e)		2005 (e)		2004 (e)

Net asset value, beginning of year	$6.56		$6.93		$6.36		$6.07		$5.27

Income (loss) from investment operations:
Net investment income	0.17		0.19		0.12		0.10		0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.26)		0.05		0.89		0.28		0.85

Total from investment operations	(2.09)		0.24		1.01		0.38		0.94

Less distributions:
Dividends from net investment income	(0.13)		(0.13)		(0.12)		(0.09)		(0.14)
Distributions from realized gains	(0.07)		(0.48)		(0.32)		—		—

Total dividends and distributions	(0.20)		(0.61)		(0.44)		(0.09)		(0.14)

Net asset value, end of year	$4.27		$6.56		$6.93		$6.36		$6.07

Total return	(32.34)%		3.61%		16.01%		6.19%		17.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$247,769		$343,385		$344,728		$260,079		$92,294
Ratio of expenses to average net assets:
After waivers	1.05%		1.05%		1.05%		1.05%		1.05%
After waivers and fees paid indirectly	1.05%		1.05%		1.05%		1.04%		1.05%
Before waivers and fees paid indirectly	1.17	%(c)	1.14%		1.12%		1.08%		1.21%
Ratio of net investment income to average net assets:
After waivers	3.07%		2.68%		1.84%		1.65%		1.60%
After waivers and fees paid indirectly	3.07%		2.68%		1.84%		1.66%		1.60%
Before waivers and fees paid indirectly	2.97%		2.59%		1.77%		1.62%		1.44%
Portfolio turnover rate	88%		65%		84%		92%		55%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01		$0.01	$	—#	$	—#		$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO(o)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)	2007 (e)			2006 (e)			2005 (e)	2004

Net asset value, beginning of year	$9.20	$8.62			$8.26			$7.84	$7.55

Income (loss) from investment operations:
Net investment income	0.04	0.04			0.03			—#	—#
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.16)	1.02			0.42			0.70	0.29

Total from investment operations	(4.12)	1.06			0.45			0.70	0.29

Less distributions:
Dividends from net investment income	(0.03)	(0.05)			—			—	—
Distributions from realized gains	(0.10)	(0.43)			(0.09)			(0.28)	—

Total from investment operations	(0.13)	(0.48)			(0.09)			(0.28)	—

Net asset value, end of year	$4.95	$9.20			$8.62			$8.26	$7.84

Total return	(45.10)%	12.38%			5.50%			8.92%	3.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,956	$6,475			$7,005			$74	$68
Ratio of expenses to average net assets:
After waivers	0.81%	0.80%			0.80%			0.80%	0.80%
After waivers and fees paid indirectly	0.81%	0.80%			0.80%			0.78%	0.75%
Before waivers and fees paid indirectly	0.89%	0.88%			0.87%			0.84%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers	0.56%	0.48%			0.34%			(0.02)%	— %‡‡
After waivers and fees paid indirectly	0.56%	0.48%			0.34%			— %‡‡	0.05%
Before waivers and fees paid indirectly	0.48%	0.41%			0.27%			(0.06)%	(0.14)%
Portfolio turnover rate	79%	57%			61%			114%	38%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01			$0.01		$	—#	$0.01

	Year Ended December 31,
Class IB	2008 (e)	2007 (e)			2006 (e)			2005 (e)	2004

Net asset value, beginning of year	$9.10	$8.53			$8.19			$7.79	$7.52

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.02			—#			(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.10)	1.00			0.43			0.70	0.28

Total from investment operations	(4.08)	1.02			0.43			0.68	0.27

Less distributions:
Dividends from net investment income	(0.02)	(0.02)			—			—	—
Distributions from realized gains	(0.10)	(0.43)			(0.09)			(0.28)	—

Total from investment operations	(0.12)	(0.45)			(0.09)			(0.28)	—

Net asset value, end of year	$4.90	$9.10			$8.53			$8.19	$7.79

Total return	(45.18)%	12.10%			5.30%			8.72%	3.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$53,313	$94,220			$79,100			$72,411	$47,244
Ratio of expenses to average net assets:
After waivers	1.06%	1.05%			1.05%			1.05%	1.05%
After waivers and fees paid indirectly	1.06%	1.05%			1.05%			1.03%	1.00%
Before waivers and fees paid indirectly	1.14%	1.13	%(c)		1.12	%(c)		1.09%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers	0.32%	0.23%			(0.01)%			(0.27)%	(0.25)%
After waivers and fees paid indirectly	0.32%	0.23%			(0.01)%			(0.25)%	(0.20)%
Before waivers and fees paid indirectly	0.24%	0.16%			(0.06)%			(0.31)%	(0.39)%
Portfolio turnover rate	79%	57%			61%			114%	38%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$0.01		$	—#		$	—#	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)	2007 (e)	2006 (e)		2005 (e)		2004

Net asset value, beginning of year	$14.82	$14.01	$13.07		$12.43		$11.84

Income (loss) from investment operations:
Net investment income	0.06	0.05	0.03		0.02		0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.01)	0.76	0.97		0.65		0.57

Total from investment operations	(5.95)	0.81	1.00		0.67		0.69

Less distributions:
Dividends from net investment income	(0.08)	—	(0.06)		(0.03)		(0.10)

Net asset value, end of year	$8.79	$14.82	$14.01		$13.07		$12.43

Total return	(40.24)%	5.78%	7.63%		5.38%		5.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$498	$8,206	$139		$131		$126
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%		0.70%		0.70%
After waivers and fees paid indirectly	0.69%	0.70%	0.69%		0.69%		0.42%
Before waivers and fees paid indirectly	0.80%	0.79%	0.78%		0.74%		0.74%
Ratio of net investment income to average net assets:
After waivers	0.42%	0.36%	0.24%		0.17%		0.71%
After waivers and fees paid indirectly	0.43%	0.36%	0.25%		0.18%		0.99%
Before waivers and fees paid indirectly	0.32%	0.27%	0.17%		0.13%		0.67%
Portfolio turnover rate	43%	39%	33%		49%		133%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.01	$	—#	$	—#

	Year Ended December 31,
Class IB	2008 (e)	2007 (e)	2006 (e)		2005 (e)		2004

Net asset value, beginning of year	$14.78	$14.01	$13.06		$12.46		$11.87

Income (loss) from investment operations:
Net investment income (loss)	0.02	—#	—#		(0.01)		0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(5.99)	0.77	0.97		0.64		0.56

Total from investment operations	(5.97)	0.77	0.97		0.63		0.65

Less distributions:
Dividends from net investment income	(0.02)	—	(0.02)		(0.03)		(0.06)

Net asset value, end of year	$8.79	$14.78	$14.01		$13.06		$12.46

Total return	(40.38)%	5.50%	7.44%		5.04%		5.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$285,492	$476,867	$402,219		$297,416		$254,282
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%		0.95%		0.95%
After waivers and fees paid indirectly	0.94%	0.95%	0.94%		0.94%		0.67%
Before waivers and fees paid indirectly	1.05%	1.04%	1.03%		0.99%		0.99%
Ratio of net investment income (loss) to average net assets:
After waivers	0.16%	0.01%	(0.01)%		(0.08)%		0.46%
After waivers and fees paid indirectly	0.17%	0.01%	—‡‡ %		(0.07)%		0.74%
Before waivers and fees paid indirectly	0.06%	(0.08)%	(0.09)%		(0.12)%		0.42%
Portfolio turnover rate	43%	39%	33%		49%		133%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$0.01	$0.01	$	—#	$	—#

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO(h)(p)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)	2007 (e)	2006 (e)		2005 (e)		2004 (e)

Net asset value, beginning of year	$13.87	$13.94	$12.50		$11.86		$10.75

Income (loss) from investment operations:
Net investment income	0.13	0.13	0.11		0.09		0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(5.55)	0.13	1.44		0.65		1.11

Total from investment operations	(5.42)	0.26	1.55		0.74		1.21

Less distributions:
Dividends from net investment income	(0.13)	(0.18)	(0.11)		(0.10)		(0.10)
Distributions from realized gains	(0.20)	(0.15)	—		—		—

Dividends from net investment income	(0.33)	(0.33)	(0.11)		(0.10)		(0.10)

Net asset value, end of year	$8.12	$13.87	$13.94		$12.50		$11.86

Total return	(39.50)%	1.89%	12.32%		6.32%		11.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$18,434	$36,235	$4,494		$3,981		$523
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%		0.70%		0.70%
After waivers and fees paid indirectly	0.69%	0.70%	0.69%		0.69%		0.65%
Before waivers and fees paid indirectly	0.77%	0.76%	0.75%		0.70%		0.70%
Ratio of net investment income to average net assets:
After waivers	1.14%	0.92%	0.81%		0.72%		0.82%
After waivers and fees paid indirectly	1.15%	0.93%	0.82%		0.73%		0.87%
Before waivers and fees paid indirectly	1.08%	0.86%	0.76%		0.72%		0.82%
Portfolio turnover rate	41%	68%	28%		30%		20%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.01	$	—#	$	—#

	Year Ended December 31,
Class IB	2008 (e)	2007 (e)	2006 (e)		2005 (e)		2004 (e)

Net asset value, beginning of year	$13.88	$13.95	$12.51		$11.86		$10.76

Income (loss) from investment operations:
Net investment income	0.10	0.09	0.07		0.06		0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(5.54)	0.13	1.45		0.66		1.10

Total from investment operations	(5.44)	0.22	1.52		0.72		1.17

Less distributions:
Dividends from net investment income	(0.11)	(0.14)	(0.08)		(0.07)		(0.07)
Distributions from realized gains	(0.20)	(0.15)	—		—		—

Dividends from net investment income	(0.31)	(0.29)	(0.08)		(0.07)		(0.07)

Net asset value, end of year	$8.13	$13.88	$13.95		$12.51		$11.86

Total return	(39.62)%	1.63%	12.12%		6.05%		10.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,011,551	$1,997,795	$1,060,928		$1,025,615		$1,028,221
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%		0.95%		0.95%
After waivers and fees paid indirectly	0.94%	0.95%	0.94%		0.94%		0.90%
Before waivers and fees paid indirectly	1.02%	1.01%	1.00%		0.95%		0.95%
Ratio of net investment income to average net assets:
After waivers	0.89%	0.59%	0.56%		0.47%		0.57%
After waivers and fees paid indirectly	0.90%	0.59%	0.57%		0.48%		0.62%
Before waivers and fees paid indirectly	0.83%	0.52%	0.51%		0.47%		0.57%
Portfolio turnover rate	41%	68%	28%		30%		20%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.01	$	—#	$	—#

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAYWOOD-SCHOLL HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

		Year Ended December 31,
Class IB		2008 (e)		2007 (e)		2006 (e)	2005 (e)	2004

Net asset value, beginning of year		$4.46		$4.65		$4.56	$4.70	$4.82

Income (loss) from investment operations:
Net investment income		0.33		0.33		0.32	0.32	0.35
Net realized and unrealized gain (loss) on investments and foreign currency transactions		(1.21)		(0.20)		0.04	(0.19)	0.10

Total from investment operations		(0.88)		0.13		0.36	0.13	0.45

Less distributions:
Dividends from net investment income		(0.34)		(0.32)		(0.27)	(0.27)	(0.57)

Net asset value, end of year		$3.24		$4.46		$4.65	$4.56	$4.70

Total return		(19.08)%		2.81%		7.95%	2.72%	9.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$196,526		$233,886		$192,056	$115,154	$86,676
Ratio of expenses to average net assets:
After waivers		1.01%		1.00%		0.96%	0.85%	0.85%
After waivers and fees paid indirectly		1.01%		1.00%		0.96%	0.85%	N/A
Before waivers and fees paid indirectly		1.05%		1.01%		1.00%	1.01%	0.97%
Ratio of net investment income to average net assets:
After waivers		7.82%		6.90%		6.76%	6.75%	6.61%
After waivers and fees paid indirectly		7.82%		6.90%		6.76%	6.75%	N/A
Before waivers and fees paid indirectly		7.78%		6.89%		6.72%	6.59%	6.49%
Portfolio turnover rate		74%		77%		51%	50%	66%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$	—#	$	—#	$	—#	$0.01	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/DAVIS NEW YORK VENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				August 31, 2006* to December 31, 2006 (e)
Class IA	2008 (e)		2007 (e)

Net asset value, beginning of period	$11.13		$10.80		$10.00

Income (loss) from investment operations:
Net investment income	0.09		0.12		0.07
Net realized and unrealized gain (loss) on investments	(4.44)		0.32		0.76

Total from investment operations	(4.35)		0.44		0.83

Less distributions:
Dividends from net investment income	(0.07)		(0.08)		(0.03)
Distributions from realized gains	—		(0.03)		—#

Total dividends and distributions	(0.07)		(0.11)		(0.03)

Net asset value, end of period	$6.71		$11.13		$10.80

Total return (b)	(39.11)%		4.09%		8.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$691,615		$250,993		$2,681
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%		1.03%		1.05%
After waivers, reimbursements, and fees paid indirectly (a)	0.97%		1.00%		1.02%
Before waivers, reimbursements, and fees paid indirectly (a)	1.00%		1.03%		1.59	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.00%		1.05%		1.83%
After waivers, reimbursements, and fees paid indirectly (a)	1.03%		1.08%		1.86%
Before waivers, reimbursements, and fees paid indirectly (a)	1.00%		1.05%		0.28%
Portfolio turnover rate	19%		9%		0	%‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$—		$0.05

	Year Ended December 31,				August 31, 2006* to December 31, 2006 (e)
Class IB	2008 (e)		2007 (e)

Net asset value, beginning of period	$11.13		$10.80		$10.00

Income (loss) from investment operations:
Net investment income	0.07		0.10		0.04
Net realized and unrealized gain (loss) on investments	(4.44)		0.31		0.78

Total from investment operations	(4.37)		0.41		0.82

Less distribution
Dividends from net investment income	(0.05)		(0.05)		(0.02)
Distributions from realized gains	—		(0.03)		—#

Total dividends and distributions	(0.05)		(0.08)		(0.02)

Net asset value, end of period	$6.71		$11.13		$10.80

Total return (b)	(39.27)%		3.81%		8.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$259,138		$289,159		$64,531
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.25	%(c)	1.28	%(c)	1.30%
After waivers, reimbursements, and fees paid indirectly (a)	1.22%		1.25	%(c)	1.27%
Before waivers, reimbursements, and fees paid indirectly (a)	1.25	%(c)	1.28%		1.84	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.72%		0.86%		0.96%
After waivers, reimbursements, and fees paid indirectly (a)	0.75%		0.89%		1.00%
Before waivers, reimbursements, and fees paid indirectly (a)	0.72%		0.86%		0.49%
Portfolio turnover rate	19%		9%		0	%‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$—		$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)	2007 (e)		2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$26.05	$25.92		$23.52	$23.24	$21.38

Income (loss) from investment operations:
Net investment income	0.43	0.43		0.39	0.37	0.39
Net realized and unrealized gain (loss) on investments	(10.07)	0.90	(z)	3.22	0.72	1.85

Total from investment operations	(9.64)	1.33		3.61	1.09	2.24

Less distributions:
Dividends from net investment income	(0.43)	(0.44)		(0.41)	(0.38)	(0.38)
Distributions from realized gains	(0.22)	(0.76)		(0.80)	(0.43)	—

Total dividends and distributions	(0.65)	(1.20)		(1.21)	(0.81)	(0.38)

Net asset value, end of year	$15.76	$26.05		$25.92	$23.52	$23.24

Total return	(37.16)%	5.22	%(z)	15.37%	4.68%	10.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,030,854	$1,600,697		$1,615,477	$1,560,845	$1,633,378
Ratio of expenses to average net assets	0.39%	0.38%		0.35%	0.30%	0.30%
Ratio of net investment income to average net assets	1.99%	1.58%		1.58%	1.57%	1.75%
Portfolio turnover rate	9%	4%		4%	7%	1%

	Year Ended December 31,
Class IB	2008 (e)	2007 (e)		2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$25.92	$25.79		$23.41	$23.13	$21.28

Income (loss) from investment operations:
Net investment income	0.37	0.36		0.33	0.31	0.31
Net realized and unrealized gain (loss) on investments	(10.01)	0.90	(z)	3.19	0.72	1.86

Total from investment operations	(9.64)	1.26		3.52	1.03	2.17

Less distributions:
Dividends from net investment income	(0.38)	(0.37)		(0.34)	(0.32)	(0.32)
Distributions from realized gains	(0.22)	(0.76)		(0.80)	(0.43)	—

Total dividends and distributions	(0.60)	(1.13)		(1.14)	(0.75)	(0.32)

Net asset value, end of year	$15.68	$25.92		$25.79	$23.41	$23.13

Total return	(37.32)%	4.97	%(z)	15.06%	4.42%	10.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,193,767	$2,062,991		$2,142,776	$2,018,231	$1,951,348
Ratio of expenses to average net assets	0.64%	0.63%		0.60%	0.55%	0.55%
Ratio of net investment income to average net assets	1.72%	1.33%		1.33%	1.32%	1.50%
Portfolio turnover rate	9%	4%		4%	7%	1%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN INTERNATIONAL BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			October 3, 2005* to December 31, 2005 (e)
Class IA	2008 (e)	2007 (e)	2006 (e)

Net asset value, beginning of period	$10.77	$10.08	$9.77	$10.00

Income (loss) from investment operations:
Net investment income	0.44	0.45	0.36	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.32†	0.52	—#	(0.28)

Total from investment operations	0.76	0.97	0.36	(0.23)

Less distributions:
Dividends from net investment income	(1.97)	(0.27)	(0.03)	—
Distributions from realized gains	—	(0.01)	(0.02)	—

Total dividends and distributions	(1.97)	(0.28)	(0.05)	—

Net asset value, end of period	$9.56	$10.77	$10.08	$9.77

Total return (b)	6.73%	9.54%	3.70%	(2.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$511,658	$604,149	$272,209	$98
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.86%	0.87%	0.90%	0.90%
Before waivers and reimbursements (a)	0.86%	0.87%	0.90%	6.98%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	4.02%	4.26%	3.67%	2.11%
Before waivers and reimbursements (a)	4.02%	4.26%	3.67%	(3.97)%
Portfolio turnover rate	121%	82%	74%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—	$0.15

	Year Ended December 31,			October 3, 2005* to December 31, 2005 (e)
Class IB	2008 (e)	2007 (e)	2006 (e)

Net asset value, beginning of period	$10.76	$10.08	$9.77	$10.00

Income (loss) from investment operations:
Net investment income	0.41	0.42	0.33	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.33†	0.51	0.01	(0.27)

Total from investment operations	0.74	0.93	0.34	(0.23)

Less distributions:
Dividends from net investment income	(1.94)	(0.24)	(0.01)	—
Distributions from realized gains	—	(0.01)	(0.02)	—

Total dividends and distributions	(1.94)	(0.25)	(0.03)	—

Net asset value, end of period	$9.56	$10.76	$10.08	$9.77

Total return (b)	6.51%	9.26%	3.44%	(2.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$493,198	$234,871	$96,604	$11,942
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.11%	1.12%	1.15%	1.15%
Before waivers and reimbursements (a)	1.11%	1.12%	1.15%	7.23%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	3.73%	4.00%	3.29%	1.86%
Before waivers and reimbursements (a)	3.73%	4.00%	3.29%	(4.22)%
Portfolio turnover rate	121%	82%	74%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—	$0.15

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EVERGREEN OMEGA PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)		2007 (e)	2006 (e)		2005 (e)		2004

Net asset value, beginning of year	$9.19		$8.68	$9.08		$8.98		$8.41

Income (loss) from investment operations:
Net investment income	0.06		0.02	0.01		0.01		0.05
Net realized and unrealized gain (loss) on investments	(2.56)		0.98	0.54		0.36		0.57

Total from investment operations	(2.50)		1.00	0.55		0.37		0.62

Less distributions:
Dividends from net investment income	(0.05)		—	—		—#		(0.05)
Distributions from realized gains	(0.13)		(0.49)	(0.95)		(0.27)		—
Return of capital	(0.01)		—	—		—		—

Total dividends and distributions	(0.19)		(0.49)	(0.95)		(0.27)		(0.05)

Net asset value, end of year	$6.50		$9.19	$8.68		$9.08		$8.98

Total return	(27.43)%		11.65%	6.07%		4.22%		7.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$383		$523	$164		$186		$89
Ratio of expenses to average net assets:
After waivers	0.90%		0.90%	0.83%		0.70%		0.70%
After waivers and fees paid indirectly	0.88%		0.87%	0.77%		0.50%		0.32%
Before waivers and fees paid indirectly	0.90%		0.90%	0.83%		0.75%		0.76%
Ratio of net investment income (loss) to average net assets:
After waivers	0.73%		0.15%	0.10%		(0.03)%		0.27%
After waivers and fees paid indirectly	0.75%		0.18%	0.16%		0.17%		0.65%
Before waivers and fees paid indirectly	0.73%		0.15%	0.10%		(0.08)%		0.21%
Portfolio turnover rate	49%		38%	126%		131%		160%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$—	$—	$	—#	$	—#

	Year Ended December 31,
Class IB	2008 (e)		2007 (e)	2006 (e)		2005 (e)		2004

Net asset value, beginning of year	$9.08		$8.61	$9.03		$8.95		$8.39

Income (loss) from investment operations:
Net investment income (loss)	0.04		(0.01)	(0.01)		(0.01)		0.03
Net realized and unrealized gain (loss) on investments	(2.53)		0.97	0.54		0.36		0.55

Total from investment operations	(2.49)		0.96	0.53		0.35		0.58

Less distributions:
Dividends from net investment income	(0.03)		—	—		—#		(0.02)
Distributions from realized gains	(0.13)		(0.49)	(0.95)		(0.27)		—
Return of capital	(0.01)		—	—		—		—

Total dividends and distributions	(0.17)		(0.49)	(0.95)		(0.27)		(0.02)

Net asset value, end of year	$6.42		$9.08	$8.61		$9.03		$8.95

Total return	(27.63)%		11.28%	5.89%		4.01%		6.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$166,592		$229,726	$184,008		$194,341		$193,160
Ratio of expenses to average net assets:
After waivers	1.15%		1.15%	1.08%		0.95%		0.95%
After waivers and fees paid indirectly	1.13	%(c)	1.12%	1.02%		0.75%		0.57%
Before waivers and fees paid indirectly	1.15%		1.15%	1.08%		1.00%		1.01%
Ratio of net investment income (loss) to average net assets:
After waivers	0.50%		(0.09)%	(0.15)%		(0.28)%		0.02%
After waivers and fees paid indirectly	0.53%		(0.06)%	(0.09)%		(0.08)%		0.40%
Before waivers and fees paid indirectly	0.50%		(0.09)%	(0.15)%		(0.33)%		(0.04)%
Portfolio turnover rate	49%		38%	126%		131%		160%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$—		$—	$—	$	—#		$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			September 15, 2006* to December 31, 2006 (e)
Class IA	2008 (e)		2007 (e)

Net asset value, beginning of period	$10.28		$10.41	$10.00

Income (loss) from investment operations:
Net investment income	0.64		0.63	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.93)		(0.38)	0.35

Total from investment operations	(3.29)		0.25	0.48

Less distributions:
Dividends from net investment income	(0.59)		(0.35)	(0.07)
Distributions from realized gains	—		(0.03)	—

Total dividends and distributions	(0.59)		(0.38)	(0.07)

Net asset value, end of period	$6.40		$10.28	$10.41

Total return (b)	(31.65)%		2.36%	4.81%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$363,213		$275,884	$1,572
Ratio of expenses to average net assets:
After waivers and fees paid indirectly (a)	1.05%		1.05%	1.05%
Before waivers and fees paid indirectly (a)	1.05%		1.05%	1.28	%(c)
Ratio of net investment income to average net assets:
After waivers and fees paid indirectly (a)	7.22%		5.83%	4.31%
Before waivers and fees paid indirectly (a)	7.22%		5.83%	3.65%
Portfolio turnover rate	57%		20%	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$—	$0.02

	Year Ended December 31,			September 15, 2006* to December 31, 2006 (e)
Class IB	2008 (e)		2007 (e)

Net asset value, beginning of period	$10.28		$10.41	$10.00

Income (loss) from investment operations:
Net investment income	0.61		0.54	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.92)		(0.32)	0.35

Total from investment operations	(3.31)		0.22	0.47

Less distributions:
Dividends from net investment income	(0.57)		(0.32)	(0.06)
Distributions from realized gains	—		(0.03)	—

Total dividends and distributions	(0.57)		(0.35)	(0.06)

Net asset value, end of period	$6.40		$10.28	$10.41

Total return (b)	(31.83)%		2.07%	4.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$500,707		$713,523	$153,843
Ratio of expenses to average net assets:
After waivers and fees paid indirectly (a)	1.30	%(c)	1.30%	1.30%
Before waivers and fees paid indirectly (a)	1.30%		1.30%	1.53	%(c)
Ratio of net investment income to average net assets:
After waivers and fees paid indirectly (a)	6.79%		5.06%	4.03%
Before waivers and fees paid indirectly (a)	6.79%		5.06%	3.80%
Portfolio turnover rate	57%		20%	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$—	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

		Year Ended December 31,				September 15, 2006* to December 31, 2006 (e)
Class IA		2008 (e)		2007 (e)

Net asset value, beginning of period		$9.84		$10.85		$10.00

Income (loss) from investment operations:
Net investment income		0.11		0.12		0.03
Net realized and unrealized gain (loss) on investments		(3.39)		(1.03)		0.84

Total from investment operations		(3.28)		(0.91)		0.87

Less distributions:
Dividends from net investment income		(0.08)		(0.07)		(0.02)
Distributions from realized gains		—		(0.03)		—

Total dividends and distributions		(0.08)		(0.10)		(0.02)

Net asset value, end of period		$6.48		$9.84		$10.85

Total return (b)		(33.28)%		(8.39)%		8.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)		$286,642		$246,846		$2,287
Ratio of expenses to average net assets:
After waivers and reimbursements (a)		1.05%		1.05%		1.05%
Before waivers and reimbursements (a)		1.08%		1.08%		2.90	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)		1.26%		1.12%		1.07%
Before waivers and reimbursements (a)		1.23%		1.09%		(1.45)%
Portfolio turnover rate		30%		3%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$	—#	$	—#		$0.08

		Year Ended December 31,				September 15, 2006* to December 31, 2006 (e)
Class IB		2008 (e)		2007 (e)

Net asset value, beginning of period		$9.84		$10.85		$10.00

Income (loss) from investment operations:
Net investment income		0.09		0.09		0.02
Net realized and unrealized gain (loss) on investments		(3.37)		(1.03)		0.85

Total from investment operations		(3.28)		(0.94)		0.87

Less distributions:
Dividends from net investment income		(0.07)		(0.04)		(0.02)
Distributions from realized gains		—		(0.03)		—

Total dividends and distributions		(0.07)		(0.07)		(0.02)

Net asset value, end of period		$6.49		$9.84		$10.85

Total return (b)		(33.35)%		(8.63)%		8.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)		$84,282		$67,492		$19,238
Ratio of expenses to average net assets:
After waivers and reimbursements (a)		1.30%		1.30%		1.30%
Before waivers and reimbursements (a)		1.33%		1.33	%(c)	3.15	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)		1.02%		0.78%		0.66%
Before waivers and reimbursements (a)		0.99%		0.73%		(1.07)%
Portfolio turnover rate		30%		3%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$	—#		$0.01		$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2008 (e)	June 8, 2007* to December 31, 2007 (e)

Net asset value, beginning of period	$12.22	$13.28

Income (loss) from investment operations:
Net investment income	0.08	0.09
Net realized and unrealized loss on investments and foreign currency transactions	(1.73)	(0.48)

Total from investment operations	(1.65)	(0.39)

Less distributions:
Dividends from net investment income	(0.08)	(0.12)
Distributions from realized gains	(0.45)	(0.55)

Total dividends and distributions	(0.53)	(0.67)

Net asset value, end of period	$10.04	$12.22

Total return (b)	(13.62)%	(2.87)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,549	$10,580
Ratio of expenses to average net assets:
After fees paid indirectly (a)	1.12%	1.08%
Before fees paid indirectly (a)	1.13%	1.09%
Ratio of net investment income to average net assets:
After fees paid indirectly (a)	0.71%	1.19%
Before fees paid indirectly (a)	0.69%	1.17%
Portfolio turnover rate	231%	268%

	Year Ended December 31,
Class IB	2008 (e)	2007 (e)		2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$12.23	$12.45		$11.61	$11.37	$11.03

Income (loss) from investment operations:
Net investment income	0.05	0.11		0.25	0.12	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.72)	0.31		1.16	0.40	0.58

Total from investment operations	(1.67)	0.42		1.41	0.52	0.59

Less distributions:
Dividends from net investment income	(0.06)	(0.09)		(0.23)	(0.07)	(0.01)
Distributions from realized gains	(0.45)	(0.55)		(0.34)	(0.21)	(0.24)

Total dividends and distributions	(0.51)	(0.64)		(0.57)	(0.28)	(0.25)

Net asset value, end of year	$10.05	$12.23		$12.45	$11.61	$11.37

Total return	(13.83)%	3.42%		12.16%	4.54%	5.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$138,558	$165,261		$115,091	$42,040	$8,080
Ratio of expenses to average net assets:
After waivers	1.38%	1.34	%(c)	1.45%	1.45%	1.45%
After waivers and fees paid indirectly	1.37%	1.33	%(c)	1.37%	1.38%	1.45%
Before waivers and fees paid indirectly	1.38%	1.34	%(c)	1.45%	1.73%	2.36%
Ratio of net investment income (loss) to average net assets:
After waivers	0.44%	0.83%		1.97%	0.93%	0.10%
After waivers and fees paid indirectly	0.46%	0.86%		2.05%	1.00%	0.10%
Before waivers and fees paid indirectly	0.44%	0.83%		1.97%	0.65%	(0.81)%
Portfolio turnover rate	231%	268%		249%	179%	149%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—		$—	$0.03	$0.10

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2008 (e)	July 13, 2007* to December 31, 2007 (e)

Net asset value, beginning of period	$31.54	$35.40

Income (loss) from investment operations:
Net investment income	0.23	0.14
Net realized and unrealized (loss) on investments and foreign currency transactions	(9.70)	(2.61)

Total from investment operations	(9.47)	(2.47)

Less distributions:
Dividends from net investment income	(0.20)	(0.22)
Distributions from realized gains	(0.92)	(1.17)

Total dividends and distributions	(1.12)	(1.39)

Net asset value, end of period	$20.95	$31.54

Total return (b)	(30.49)%	(6.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$450,147	$337,261
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.87%	0.85%
Before fees paid indirectly (a)	0.89%	0.88%
Ratio of net investment income to average net assets:
After fees paid indirectly (a)	0.86%	0.92%
Before fees paid indirectly (a)	0.84%	0.89%
Portfolio turnover rate	35%	42%

	Year Ended December 31,
Class IB	2008 (e)	2007 (e)		2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$31.59	$30.13		$26.91	$27.75	$23.56

Income (loss) from investment operations:
Net investment income	0.16	0.22		0.10	0.13	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(9.70)	2.55		4.91	1.06	4.90

Total from investment operations	(9.54)	2.77		5.01	1.19	4.91

Less distributions:
Dividends from net investment income	(0.15)	(0.14)		(0.25)	(0.12)	—#
Distributions from realized gains	(0.92)	(1.17)		(1.54)	(1.91)	(0.72)

Total dividends and distributions	(1.07)	(1.31)		(1.79)	(2.03)	(0.72)

Net asset value, end of year	$20.98	$31.59		$30.13	$26.91	$27.75

Total return	(30.68)%	9.32%		18.82%	4.33%	20.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$752,966	$1,001,617		$727,119	$586,954	$470,869
Ratio of expenses to average net assets:
After fees paid indirectly	1.12%	1.10	%(c)	1.13%	1.09%	1.16%
Before fees paid indirectly	1.14%	1.13	%(c)	1.14%	1.10%	1.17%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.60%	0.66%		0.33%	0.46%	0.06%
Before fees paid indirectly	0.58%	0.64%		0.32%	0.45%	0.05%
Portfolio turnover rate	35%	42%		19%	22%	10%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOVERNMENT SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)	2007 (e)	2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$10.96	$10.77	$10.88	$11.16	$11.70

Income (loss) from investment operations:
Net investment income	0.42	0.47	0.43	0.38	0.33
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.05)	0.25	(0.04)	(0.25)	(0.16)

Total from investment operations	0.37	0.72	0.39	0.13	0.17

Less distributions:
Dividends from net investment income	(0.47)	(0.53)	(0.50)	(0.40)	(0.66)
Distributions from realized gains	—	—	—	(0.01)	(0.05)

Total dividends and distributions	(0.47)	(0.53)	(0.50)	(0.41)	(0.71)

Net asset value, end of year	$10.86	$10.96	$10.77	$10.88	$11.16

Total return	3.43%	6.70%	3.62%	1.30%	1.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$60,783	$74,678	$87,275	$107,313	$124,236
Ratio of expenses to average net assets:
After waivers	0.75%	0.73%	0.69%	0.68%	0.75%
Before waivers	0.79%	0.73%	0.69%	0.68%	0.75%
Ratio of net investment income to average net assets:
After waivers	3.80%	4.26%	3.92%	3.36%	2.64%
Before waivers	3.76%	4.26%	3.92%	3.36%	2.64%
Portfolio turnover rate	792%	705%	110%	76%	44%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

		Year Ended December 31,
Class IA		2008 (e)			2007		2006 (e)		2005 (e)	2004

Net asset value, beginning of year		$12.76			$13.89		$12.47		$10.80	$9.64

Income (loss) from investment operations:
Net investment income		0.22			0.23		0.15		0.15	0.09
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions		(5.84)			1.79		2.26		1.73	1.24

Total from investment operations		(5.62)			2.02		2.41		1.88	1.33

Less distributions:
Dividends from net investment income		(0.16)			(0.10)		(0.19)		(0.20)	(0.17)
Distributions from realized gains		(0.16)			(3.05)		(0.80)		(0.01)	—
Return of capital		(0.02)			—		—		—	—

Total dividends and distributions		(0.34)			(3.15)		(0.99)		(0.21)	(0.17)

Net asset value, end of year		$6.80			$12.76		$13.89		$12.47	$10.80

Total return		(44.67)%			15.54%		19.57%		17.43%	13.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$1,250,082			$723,648		$430,037		$119,304	$74,741
Ratio of expenses to average net assets:
After waivers (f)		0.85%			0.88%		0.95%		0.95%	0.95%
After waivers and fees paid indirectly (f)		0.83%			0.79%		0.95%		0.93%	0.92%
Before waivers and fees paid indirectly (f)		0.87%			0.90%		1.01%		1.00%	1.02%
Ratio of net investment income to average net assets:
After waivers (f)		2.22%			1.57%		1.08%		1.32%	0.98%
After waivers and fees paid indirectly (f)		2.24%			1.66%		1.08%		1.34%	1.01%
Before waivers and fees paid indirectly (f)		2.20%			1.55%		1.02%		1.27%	0.91%
Portfolio turnover rate		8%			95%		25%		24%	19%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$	—#		$	—#		$0.01		$0.01	$0.01

		Year Ended December 31,
Class IB		2008 (e)			2007		2006 (e)		2005 (e)	2004

Net asset value, beginning of year		$12.77			$13.90		$12.48		$10.81	$9.64

Income (loss) from investment operations:
Net investment income		0.22			0.22		0.14		0.12	0.08
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions		(5.87)			1.76		2.24		1.73	1.23

Total from investment operations		(5.65)			1.98		2.38		1.85	1.31

Less distributions:
Dividends from net investment income		(0.14)			(0.06)		(0.16)		(0.17)	(0.14)
Distributions from realized gains		(0.16)			(3.05)		(0.80)		(0.01)	—
Return of capital		(0.02)			—		—		—	—

Total dividends and distributions		(0.32)			(3.11)		(0.96)		(0.18)	(0.14)

Net asset value, end of year		$6.80			$12.77		$13.90		$12.48	$10.81

Total return		(44.86)%			15.20%		19.25%		17.12%	13.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$661,369			$1,193,151		$1,117,308		$828,324	$609,846
Ratio of expenses to average net assets:
After waivers (f)		1.10%			1.13	%(c)	1.20%		1.20%	1.20%
After waivers and fees paid indirectly (f)		1.09%			1.04%		1.20%		1.18%	1.17%
Before waivers and fees paid indirectly (f)		1.12	%(c)		1.15	%(c)	1.26	%(c)	1.25%	1.27%
Ratio of net investment income to average net assets:
After waivers (f)		2.12%			1.49%		1.03%		1.07%	0.73%
After waivers and fees paid indirectly (f)		2.13%			1.60%		1.04%		1.09%	0.76%
Before waivers and fees paid indirectly (f)		2.10%			1.47%		0.98%		1.02%	0.66%
Portfolio turnover rate		8%			95%		25%		24%	19%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$	—#		$	—#		$0.01		$0.01	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	September 26, 2008* to December 31, 2008 (e)

Net asset value, beginning of period	$5.43

Income (loss) from investment operations:
Net investment income	—#
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.18)

Total from investment operations	(1.18)

Less distributions:
Dividends from net investment income	(0.06)

Net asset value, end of period	$4.19

Total return (b)	(21.75)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$22,175
Ratio of expenses to average net assets (a)	1.12	%(c)
Ratio of net investment income to average net assets (a)	0.02%
Portfolio turnover rate	71%

	Year Ended December 31,
Class IB	2008 (e)		2007 (e)	2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$7.24		$6.50	$5.21	$4.68	$4.51

Income (loss) from investment operations:
Net investment income	0.06		0.04	0.06	0.04	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.93)		1.00	1.28	0.56	0.20

Total from investment operations	(2.87)		1.04	1.34	0.60	0.23

Less distributions:
Dividends from net investment income	(0.06)		(0.04)	(0.05)	(0.07)	(0.05)
Distributions from realized gains	(0.11)		(0.26)	—	—	(0.01)

Total dividends and distributions	(0.17)		(0.30)	(0.05)	(0.07)	(0.06)

Net asset value, end of year	$4.20		$7.24	$6.50	$5.21	$4.68

Total return	(40.19)%		16.14%	25.65%	12.98%	5.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$242,846		$361,284	$164,899	$73,080	$53,426
Ratio of expenses to average net assets:
After fees paid indirectly	1.37%		1.37%	1.42%	1.14%	N/A
Before fees paid indirectly	1.37%		1.37%	1.42%	1.31%	1.32%
Ratio of net investment income to average net assets:
After fees paid indirectly	1.05%		0.61%	1.01%	0.79%	N/A
Before fees paid indirectly	1.05%		0.61%	1.01%	0.62%	0.57%
Portfolio turnover rate	71%		57%	79%	131%	154%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)		2007 (e)	2006 (e)		2005 (e)	2004 (e)

Net asset value, beginning of year	$10.80		$10.96	$11.00		$11.14	$11.18

Income (loss) from investment operations:
Net investment income	0.45		0.56	0.55		0.42	0.33
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.39)		(0.20)	(0.08)		(0.14)	0.15

Total from investment operations	(0.94)		0.36	0.47		0.28	0.48

Less distributions:
Dividends from net investment income	(0.50)		(0.52)	(0.51)		(0.40)	(0.32)
Distributions from realized gains	—		—	—		(0.02)	(0.20)

Total dividends and distributions	(0.50)		(0.52)	(0.51)		(0.42)	(0.52)

Net asset value, end of year	$9.36		$10.80	$10.96		$11.00	$11.14

Total return	(8.70)%		3.35%	4.28%		2.50%	4.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$102,806		$633,814	$105,248		$11,367	$5,715
Ratio of expenses to average net assets	0.57%		0.56%	0.56%		0.49%	0.50%
Ratio of net investment income to average net assets	4.24%		5.02%	4.87%		3.75%	2.93%
Portfolio turnover rate	462%		513%	543%		588%	560%

	Year Ended December 31,
Class IB	2008 (e)		2007 (e)	2006 (e)		2005 (e)	2004 (e)

Net asset value, beginning of year	$10.81		$10.97	$11.01		$11.15	$11.19

Income (loss) from investment operations:
Net investment income	0.42		0.53	0.50		0.39	0.30
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.39)		(0.20)	(0.06)		(0.14)	0.15

Total from investment operations	(0.97)		0.33	0.44		0.25	0.45

Less distributions:
Dividends from net investment income	(0.47)		(0.49)	(0.48)		(0.37)	(0.29)
Distributions from realized gains	—		—	—		(0.02)	(0.20)

Total dividends and distributions	(0.47)		(0.49)	(0.48)		(0.39)	(0.49)

Net asset value, end of year	$9.37		$10.81	$10.97		$11.01	$11.15

Total return	(8.93)%		3.08%	4.01%		2.24%	4.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,104,157		$1,529,392	$1,491,463		$1,392,453	$1,208,076
Ratio of expenses to average net assets	0.82	%(c)	0.81%	0.81	%(c)	0.74%	0.75%
Ratio of net investment income to average net assets	4.05%		4.78%	4.50%		3.50%	2.68%
Portfolio turnover rate	462%		513%	543%		588%	560%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

		Year Ended December 31,
Class IA		2008 (e)		2007 (e)		2006 (e)		2005 (e)	2004

Net asset value, beginning of year		$11.63		$14.16		$12.59		$12.30	$11.23

Income (loss) from investment operations:
Net investment income		0.20		0.23		0.24		0.20	0.19
Net realized and unrealized gain (loss) on investments and foreign currency transactions		(4.78)		(0.39)		2.36		0.32	1.07

Total from investment operations		(4.58)		(0.16)		2.60		0.52	1.26

Less distributions:
Dividends from net investment income		(0.20)		(0.24)		(0.25)		(0.23)	(0.19)
Distributions from realized gains		(0.10)		(2.13)		(0.78)		—	—

Total dividends and distributions		(0.30)		(2.37)		(1.03)		(0.23)	(0.19)

Net asset value, end of year		$6.75		$11.63		$14.16		$12.59	$12.30

Total return		(39.56	)%(aa)	(0.93)%		20.65%		4.21%	11.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$15,128		$1,890		$1,791		$399	$129
Ratio of expenses to average net assets:
After waivers		0.71%		0.70%		0.70%		0.67%	0.70%
After waivers and fees paid indirectly		0.71%		0.70%		0.70%		0.67%	0.51%
Before waivers and fees paid indirectly		0.76%		0.74%		0.73%		0.67%	0.70%
Ratio of net investment income to average net assets:
After waivers		2.31%		1.62%		1.75%		1.58%	1.53%
After waivers and fees paid indirectly		2.31%		1.62%		1.75%		1.58%	1.72%
Before waivers and fees paid indirectly		2.26%		1.58%		1.72%		1.58%	1.53%
Portfolio turnover rate		100%		79%		78%		67%	91%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$	—#		$0.01	$	—#		$—	$—

		Year Ended December 31,
Class IB		2008 (e)		2007 (e)		2006 (e)		2005 (e)	2004

Net asset value, beginning of year		$11.66		$14.19		$12.61		$12.32	$11.26

Income (loss) from investment operations:
Net investment income		0.17		0.20		0.21		0.16	0.17
Net realized and unrealized gain (loss) on investments and foreign currency transactions		(4.78)		(0.39)		2.37		0.33	1.04

Total from investment operations		(4.61)		(0.19)		2.58		0.49	1.21

Less distributions:
Dividends from net investment income		(0.18)		(0.21)		(0.22)		(0.20)	(0.15)
Distributions from realized gains		(0.10)		(2.13)		(0.78)		—	—

Total dividends and distributions		(0.28)		(2.34)		(1.00)		(0.20)	(0.15)

Net asset value, end of year		$6.77		$11.66		$14.19		$12.61	$12.32

Total return		(39.70	)%(bb)	(1.18)%		20.40%		3.94%	10.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$282,348		$559,519		$645,905		$602,237	$642,993
Ratio of expenses to average net assets:
After waivers		0.96%		0.95%		0.95%		0.92%	0.95%
After waivers and fees paid indirectly		0.96%		0.95%		0.95%		0.92%	0.76%
Before waivers and fees paid indirectly		1.01%		0.99%		0.98	%(c)	0.92%	0.95%
Ratio of net investment income to average net assets:
After waivers		1.84%		1.37%		1.53%		1.33%	1.28%
After waivers and fees paid indirectly		1.84%		1.37%		1.53%		1.33%	1.47%
Before waivers and fees paid indirectly		1.78%		1.33%		1.51%		1.33%	1.28%
Portfolio turnover rate		100%		79%		78%		67%	91%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$	—#		$0.01	$	—#		$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP CORE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

		Year Ended December 31,
Class IA		2008 (e)			2007			2006 (e)		2005 (e)	2004

Net asset value, beginning of year		$9.08			$11.30			$10.09		$9.46	$8.54

Income (loss) from investment operations:
Net investment income		0.14			0.16			0.11		0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions		(3.52)			0.28			1.22		0.64	0.93

Total from investment operations		(3.38)			0.44			1.33		0.71	1.00

Less distributions:
Dividends from net investment income		(0.04)			(0.18)			(0.12)		(0.08)	(0.08)
Distributions from realized gains		—			(2.48)			—		—	—

Total dividends and distributions		(0.04)			(2.66)			(0.12)		(0.08)	(0.08)

Net asset value, end of year		$5.66			$9.08			$11.30		$10.09	$9.46

Total return		(37.20)%			4.17%			13.22%		7.46%	11.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$1,154,780			$297			$201		$191	$116
Ratio of expenses to average net assets:
After waivers (f)		0.73%			0.70%			0.70%		0.70%	0.70%
After waivers and fees paid indirectly (f)		0.65%			0.56%			0.69%		0.69%	0.66%
Before waivers and fees paid indirectly (f)		0.77%			0.75%			0.73%		0.70%	0.70%
Ratio of net investment income to average net assets:
After waivers (f)		2.42%			1.31%			1.05%		0.73%	0.80%
After waivers and fees paid indirectly (f)		2.50%			1.45%			1.06%		0.74%	0.84%
Before waivers and fees paid indirectly (f)		2.38%			1.26%			1.02%		0.73%	0.80%
Portfolio turnover rate		39%			109%			33%		47%	90%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$	—#		$	—#		$	—#		$—	$—

		Year Ended December 31,
Class IB		2008 (e)			2007			2006 (e)		2005 (e)	2004

Net asset value, beginning of year		$9.09			$11.31			$10.10		$9.47	$8.55

Income (loss) from investment operations:
Net investment income		0.11			0.15			0.09		0.05	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions		(3.51)			0.26			1.22		0.63	0.92

Total from investment operations		(3.40)			0.41			1.31		0.68	0.97

Less distributions:
Dividends from net investment income		(0.03)			(0.15)			(0.10)		(0.05)	(0.05)
Distributions from realized gains		—			(2.48)			—		—	—

Total dividends and distributions		(0.03)			(2.63)			(0.10)		(0.05)	(0.05)

Net asset value, end of year		$5.66			$9.09			$11.31		$10.10	$9.47

Total return		(37.42)%			3.90%			12.92%		7.18%	11.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$152,504			$284,177			$329,937		$338,735	$341,346
Ratio of expenses to average net assets:
After waivers (f)		0.98	%(c)		0.95%			0.95%		0.95%	0.95%
After waivers and fees paid indirectly (f)		0.90	%(c)		0.81	%(c)		0.94%		0.94%	0.91%
Before waivers and fees paid indirectly (f)		1.02	%(c)		1.00%			0.98	%(c)	0.95%	0.95%
Ratio of net investment income to average net assets:
After waivers (f)		1.46%			1.01%			0.83%		0.48%	0.55%
After waivers and fees paid indirectly (f)		1.49%			1.17%			0.84%		0.49%	0.59%
Before waivers and fees paid indirectly (f)		1.35%			0.97%			0.80%		0.48%	0.55%
Portfolio turnover rate		39%			109%			33%		47%	90%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income		$0.01		$	—#		$	—#		$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)		2007 (e)		2006 (e)		2005 (e)	2004

Net asset value, beginning of year	$8.95		$7.82		$7.85		$6.81	$6.27

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.01		—#		(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments and futures	(3.28)		1.12		(0.03)		1.06	0.55

Total from investment operations	(3.25)		1.13		(0.03)		1.04	0.54

Less distributions:
Dividends from net investment income	(0.02)		—		—		—	—

Net asset value, end of year	$5.68		$8.95		$7.82		$7.85	$6.81

Total return	(36.18	)%(k)	14.32%		(0.38)%		15.27%	8.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,568		$7,442		$108,447		$294,078	$405,919
Ratio of expenses to average net assets:
After waivers	0.80%		0.80%		0.80%		0.80%	0.85%
After waivers and fees paid indirectly	0.68%		0.78%		0.78%		0.77%	0.79%
Before waivers and fees paid indirectly	1.01%		1.03%		0.98%		0.95%	0.95%
Ratio of net investment loss to average net assets:
After waivers	0.31%		0.05%		(0.07)%		(0.25)%	(0.15)%
After waivers and fees paid indirectly	0.43%		0.07%		(0.05)%		(0.22)%	(0.09)%
Before waivers and fees paid indirectly	0.10%		(0.18)%		(0.25)%		(0.40)%	(0.25)%
Portfolio turnover rate	131%		89%		83%		55%	77%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.02		$0.02		$0.01		$0.01	$0.01

	Year Ended December 31,
Class IB	2008 (e)		2007 (e)		2006 (e)		2005 (e)	2004

Net asset value, beginning of year	$8.76		$7.68		$7.72		$6.72	$6.20

Income (loss) from investment operations:
Net investment income (loss)	0.01		(0.02)		(0.02)		(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments and futures	(3.19)		1.10		(0.02)		1.03	0.54

Total from investment operations	(3.18)		1.08		(0.04)		1.00	0.52

Less distributions:
Dividends from net investment income	(0.01)		—		—		—	—

Net asset value, end of year	$5.57		$8.76		$7.68		$7.72	$6.72

Total return	(36.29	)%(l)	14.06%		(0.52)%		14.88%	8.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$446,803		$754,477		$728,698		$801,981	$727,261
Ratio of expenses to average net assets:
After waivers	1.05%		1.05%		1.05%		1.05%	1.10%
After waivers and fees paid indirectly	0.93	%(c)	1.03	%(c)	1.03%		1.02%	1.04%
Before waivers and fees paid indirectly	1.26	%(c)	1.28%		1.23	%(c)	1.20%	1.20%
Ratio of net investment loss to average net assets:
After waivers	0.05%		(0.20)%		(0.30)%		(0.50)%	(0.40)%
After waivers and fees paid indirectly	0.16%		(0.19)%		(0.28)%		(0.47)%	(0.34)%
Before waivers and fees paid indirectly	(0.17)%		(0.43)%		(0.50)%		(0.65)%	(0.50)%
Portfolio turnover rate	131%		89%		83%		55%	77%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.02		$0.02		$0.01		$0.01	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

		Year Ended December 31,
Class IA		2008 (e)			2007		2006 (e)		2005 (e)	2004 (e)

Net asset value, beginning of year		$18.12			$15.74		$14.57		$13.32	$11.80

Income (loss) from investment operations:
Net investment income (loss)		0.14			0.10		—#		(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions		(6.89)			2.39		1.17		1.26	1.53

Total from investment operations		(6.75)			2.49		1.17		1.25	1.52

Less distributions:
Dividends from net investment income		(0.05)			(0.11)		—		—	—

Net asset value, end of year		$11.32			$18.12		$15.74		$14.57	$13.32

Total return		(37.28)%			15.81%		8.03%		9.38%	12.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$2,408,216			$7,371		$4,679		$3,304	$1,988
Ratio of expenses to average net assets:
After waivers (f)		0.73%			0.73%		0.77%		0.71%	0.71%
After waivers and fees paid indirectly (f)		0.73%			0.58%		0.75%		0.68%	0.66%
Before waivers and fees paid indirectly (f)		0.74%			0.74%		0.77%		0.71%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers (f)		0.18%			0.49%		(0.04)%		(0.11)%	(0.10)%
After waivers and fees paid indirectly (f)		0.18%			0.64%		(0.02)%		(0.08)%	(0.05)%
Before waivers and fees paid indirectly (f)		0.17%			0.49%		(0.04)%		(0.11)%	(0.10)%
Portfolio turnover rate		33%			136%		130%		97%	101%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$	—#		$	—#		$—		$—	$—

		Year Ended December 31,
Class IB		2008 (e)			2007		2006 (e)		2005 (e)	2004 (e)

Net asset value, beginning of year		$17.75			$15.40		$14.29		$13.11	$11.64

Income (loss) from investment operations:
Net investment income (loss)		0.07			0.06		(0.04)		(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions		(6.85)			2.35		1.15		1.22	1.51

Total from investment operations		(6.78)			2.41		1.11		1.18	1.47

Less distributions:
Dividends from net investment income		(0.02)			(0.06)		—		—	—

Net asset value, end of year		$10.95			$17.75		$15.40		$14.29	$13.11

Total return		(38.28)%			15.66%		7.77%		9.00%	12.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$537,379			$978,032		$860,495		$916,611	$958,680
Ratio of expenses to average net assets:
After waivers (f)		0.98	%(c)		0.98	%(c)	1.02	%(c)	0.96%	0.96%
After waivers and fees paid indirectly (f)		0.98	%(c)		0.83%		1.00	%(c)	0.93%	0.91%
Before waivers and fees paid indirectly (f)		0.99	%(c)		0.99%		1.02	%(c)	0.96%	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers (f)		0.48%			0.24%		(0.30)%		(0.36)%	(0.35)%
After waivers and fees paid indirectly (f)		0.49%			0.39%		(0.28)%		(0.33)%	(0.30)%
Before waivers and fees paid indirectly (f)		0.47%			0.23%		(0.30)%		(0.36)%	(0.35)%
Portfolio turnover rate		33%			136%		130%		97%	101%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$	—#		$	—#		$—		$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,						October 3, 2005* to December 31, 2005 (e)
Class IA	2008 (e)		2007 (e)		2006 (e)

Net asset value, beginning of period	$10.32		$11.19		$10.45		$10.00

Income (loss) from investment operations:
Net investment income	0.12		0.03		0.03		0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(5.88)		(0.67)		0.71		0.47

Total from investment operations	(5.76)		(0.64)		0.74		0.48

Less distributions:
Dividends from net investment income	(0.11)		—		—#		(0.03)
Distributions from realized gains	(0.20)		(0.23)		—#		—

Total dividends and distributions	(0.31)		(0.23)		—#		(0.03)

Net asset value, end of period	$4.25		$10.32		$11.19		$10.45

Total return (b)	(56.56)%		(5.70)%		7.12%		4.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,187		$1,246		$112		$105
Ratio of expenses to average net assets:
After waivers (a)	0.75%		0.75%		0.75%		0.75%
After waivers and fees paid indirectly (a)	0.45%		0.72%		0.72%		0.74%
Before waivers and fees paid indirectly (a)	0.83%		0.82%		0.84%		3.64%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.50%		0.28%		0.21%		0.35%
After waivers and fees paid indirectly (a)	1.80%		0.30%		0.24%		0.36%
Before waivers and fees paid indirectly (a)	1.42%		0.21%		0.12%		(2.54)%
Portfolio turnover rate	82%		29%		9%		— %‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.01		$0.01		$0.07

	Year Ended December 31,						October 3, 2005* to December 31, 2005 (e)
Class IB	2008 (e)		2007 (e)		2006 (e)

Net asset value, beginning of period	$10.29		$11.18		$10.47		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10		(0.01)		—#		—#
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(5.86)		(0.65)		0.71		0.47

Total from investment operations	(5.76)		(0.66)		0.71		0.47

Less distributions:
Dividends from net investment income	(0.10)		—		—#		—#
Distributions from realized gains	(0.20)		(0.23)		—#		—

Total dividends and distributions	(0.30)		(0.23)		—#		—#

Net asset value, end of period	$4.23		$10.29		$11.18		$10.47

Total return (b)	(56.75)%		(5.88)%		6.81%		4.74%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$87,602		$213,065		$203,514		$32,087
Ratio of expenses to average net assets:
After waivers (a)	1.00%		1.00%		1.00%		1.00%
After waivers and fees paid indirectly (a)	0.70	%(c)	0.97	%(c)	0.97	%(c)	0.99%
Before waivers and fees paid indirectly (a)	1.08%		1.07%		1.09%		3.89%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.16%		(0.07)%		(0.05)%		0.10%
After waivers and fees paid indirectly (a)	1.37%		(0.05)%		(0.01)%		0.11%
Before waivers and fees paid indirectly (a)	1.07%		(0.15)%		(0.14)%		(2.79)%
Portfolio turnover rate	82%		29%		9%		— %‡
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01		$0.01		$0.01		$0.07

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE PLUS PORTFOLIO(i)

FINANCIAL HIGHLIGHTS — (Continued)

		Year Ended December 31,
Class IA		2008			2007 (e)		2006 (e)	2005 (e)	2004

Net asset value, beginning of year		$14.27			$16.39		$14.51	$14.21	$12.77

Income (loss) from investment operations:
Net investment income		0.43			0.35		0.30	0.26	0.20
Net realized and unrealized gain (loss) on investments		(6.57)			(1.07)		2.83	0.55	1.55

Total from investment operations		(6.14)			(0.72)		3.13	0.81	1.75

Less distributions:
Dividends from net investment income		(0.38)			(0.26)		(0.30)	(0.21)	(0.22)
Distributions from realized gains		—			(1.14)		(0.95)	(0.30)	(0.09)

Total dividends and distributions		(0.38)			(1.40)		(1.25)	(0.51)	(0.31)

Net asset value, end of year		$7.75			$14.27		$16.39	$14.51	$14.21

Total return		(43.06)%			(4.30)%		21.70%	5.68%	13.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$1,254,315			$3,770,999		$1,531,086	$1,329,984	$49,292
Ratio of expenses to average net assets:
After waivers		0.70%			0.70%		0.70%	0.66%	0.70%
After waivers and fees paid indirectly		0.64%			0.62%		0.69%	0.59%	0.70%
Before waivers and fees paid indirectly		0.72%			0.71%		0.70%	0.66%	0.70%
Ratio of net investment income to average net assets:
After waivers		2.36%			2.06%		1.92%	1.74%	1.74%
After waivers and fees paid indirectly		2.42%			2.15%		1.93%	1.81%	1.74%
Before waivers and fees paid indirectly		2.34%			2.05%		1.92%	1.74%	1.74%
Portfolio turnover rate		39%			50%		28%	16%	28%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$	—#		$	—#		$—	$—	$—

		Year Ended December 31,
Class IB		2008			2007 (e)		2006 (e)	2005 (e)	2004

Net asset value, beginning of year		$14.26			$16.38		$14.50	$14.20	$12.76

Income (loss) from investment operations:
Net investment income		0.31			0.30		0.26	0.22	0.18
Net realized and unrealized gain (loss) on investments		(6.49)			(1.06)		2.83	0.55	1.53

Total from investment operations		(6.18)			(0.76)		3.09	0.77	1.71

Less distributions:
Dividends from net investment income		(0.35)			(0.22)		(0.26)	(0.17)	(0.18)
Distributions from realized gains		—			(1.14)		(0.95)	(0.30)	(0.09)

Total dividends and distributions		(0.35)			(1.36)		(1.21)	(0.47)	(0.27)

Net asset value, end of year		$7.73			$14.26		$16.38	$14.50	$14.20

Total return		(43.32)%			(4.55)%		21.41%	5.42%	13.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$1,552,709			$3,310,417		$2,844,395	$2,219,168	$2,006,001
Ratio of expenses to average net assets:
After waivers		0.95%			0.95%		0.95%	0.91%	0.95%
After waivers and fees paid indirectly		0.89	%(c)		0.87	%(c)	0.94%	0.84%	0.95%
Before waivers and fees paid indirectly		0.97%			0.96	%(c)	0.95%	0.91%	0.95%
Ratio of net investment income to average net assets:
After waivers		2.41%			1.74%		1.67%	1.49%	1.49%
After waivers and fees paid indirectly		2.49%			1.80%		1.68%	1.56%	1.49%
Before waivers and fees paid indirectly		2.40%			1.72%		1.67%	1.49%	1.49%
Portfolio turnover rate		39%			50%		28%	16%	28%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$	—#		$	—#		$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LONG TERM BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)	2007 (e)	2006 (e)	2005 (e)			2004

Net asset value, beginning of year	$13.69	$13.27	$13.54	$13.54			$14.37

Income (loss) from investment operations:
Net investment income	0.71	0.67	0.63	0.60			0.77
Net realized and unrealized gain (loss) on investments and foreign currency transactions	—#	0.33	(0.33)	(0.19)			0.32

Total from investment operations	0.71	1.00	0.30	0.41			1.09

Less distributions:
Dividends from net investment income	(0.75)	(0.58)	(0.57)	(0.29)			(1.50)
Distributions from realized gains	(0.08)	—	—	(0.12)			(0.42)

Total dividends and distributions	(0.83)	(0.58)	(0.57)	(0.41)			(1.92)

Net asset value, end of year	$13.57	$13.69	$13.27	$13.54			$13.54

Total return	5.21%	7.72%	2.08%	3.03%			7.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,194,074	$1,117,060	$693,119	$537,340			$100,561
Ratio of expenses to average net assets:
After waivers	0.52%	0.53%	0.55%	0.60	%(c)		0.75%
After waivers and fees paid indirectly	0.52%	0.53%	0.55%	0.60	%(c)		N/A
Before waivers and fees paid indirectly	0.52%	0.53%	0.55%	0.60	%(c)		0.75%
Ratio of net investment income to average net assets:
After waivers	5.27%	4.99%	4.75%	4.36	%(c)		4.69%
After waivers and fees paid indirectly	5.27%	4.99%	4.75%	4.36	%(c)		N/A
Before waivers and fees paid indirectly	5.27%	4.99%	4.75%	4.36	%(c)		4.69%
Portfolio turnover rate	251%	522%	233%	69%			36%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—	$—		$	—#

	Year Ended December 31,			April 29, 2005* to December 31, 2005 (e)
Class IB	2008 (e)	2007 (e)	2006 (e)

Net asset value, beginning of period	$13.69	$13.27	$13.55	$13.77

Income (loss) from investment operations:
Net investment income	0.67	0.64	0.60	0.38
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.02	0.32	(0.35)	(0.23)

Total from investment operations	0.69	0.96	0.25	0.15

Less distributions:
Dividends from net investment income	(0.72)	(0.54)	(0.53)	(0.25)
Distributions from realized gains	(0.08)	—	—	(0.12)

Total dividends and distributions	(0.80)	(0.54)	(0.53)	(0.37)

Net asset value, end of period	$13.58	$13.69	$13.27	$13.55

Total return (b)	5.01%	7.35%	1.82%	1.13%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$173,213	$147,867	$108,067	$58,672
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.77%	0.78%	0.80%	0.85	%(c)
Before fees paid indirectly (a)	0.77%	0.78%	0.80%	0.85	%(c)
Ratio of net investment income to average net assets:
After fees paid indirectly (a)	5.01%	4.73%	4.50%	4.11	%(c)
Before fees paid indirectly (a)	5.01%	4.73%	4.50%	4.11	%(c)
Portfolio turnover rate	251%	522%	233%	69%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				April 29, 2005* to December 31, 2005 (e)
Class IA	2008 (e)	2007 (e)	2006 (e)

Net asset value, beginning of period	$12.15	$12.36	$10.67		$10.00

Income (loss) from investment operations:
Net investment income	0.17	0.17	0.22		0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.58)	0.29	1.65		0.66

Total from investment operations	(4.41)	0.46	1.87		0.76

Less distributions:
Dividends from net investment income	(0.18)	(0.18)	(0.10)		(0.07)
Distributions from realized gains	(0.03)	(0.49)	(0.08)		(0.02)

Total dividends and distributions	(0.21)	(0.67)	(0.18)		(0.09)

Net asset value, end of period	$7.53	$12.15	$12.36		$10.67

Total return (b)	(36.41)%	3.79%	17.48%		7.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$31,031	$65,415	$74,235		$108
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.75%	0.75%	0.75%		0.75%
After waivers, reimbursements, and fees paid indirectly (a)	0.73%	0.73%	0.74%		0.72%
Before waivers, reimbursements, and fees paid indirectly (a)	0.85%	0.81%	0.88	%(c)	1.50%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.66%	1.35%	1.75%		1.43%
After waivers, reimbursements, and fees paid indirectly (a)	1.68%	1.36%	1.76%		1.46%
Before waivers, reimbursements, and fees paid indirectly (a)	1.56%	1.29%	1.67%		0.68%
Portfolio turnover rate	109%	85%	49%		19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01	$0.01		$0.05

	Year Ended December 31,				April 29, 2005* to December 31, 2005 (e)
Class IB	2008 (e)	2007 (e)	2006 (e)

Net asset value, beginning of period	$12.16	$12.37	$10.68		$10.00

Income (loss) from investment operations:
Net investment income	0.15	0.14	0.16		0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.58)	0.28	1.68		0.66

Total from investment operations	(4.43)	0.42	1.84		0.74

Less distributions:
Dividends from net investment income	(0.16)	(0.14)	(0.07)		(0.04)
Distributions from realized gains	(0.03)	(0.49)	(0.08)		(0.02)

Total dividends and distributions	(0.19)	(0.63)	(0.15)		(0.06)

Net asset value, end of period	$7.54	$12.16	$12.37		$10.68

Total return (b)	(36.54)%	3.43%	17.26%		7.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$107,388	$172,888	$156,413		$38,230
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%	1.00%	1.00%		1.00%
After waivers, reimbursements, and fees paid indirectly (a)	0.98%	0.98%	0.99%		0.97%
Before waivers, reimbursements, and fees paid indirectly (a)	1.10%	1.06%	1.13	%(c)	1.75%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	1.43%	1.08%	1.33%		1.18%
After waivers, reimbursements, and fees paid indirectly (a)	1.45%	1.10%	1.34%		1.21%
Before waivers, reimbursements, and fees paid indirectly (a)	1.33%	1.02%	1.19%		0.43%
Portfolio turnover rate	109%	85%	49%		19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01	$0.02		$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT LARGE CAP CORE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,					April 29, 2005* to December 31, 2005 (e)
Class IA	2008 (e)	2007 (e)		2006 (e)

Net asset value, beginning of period	$12.59	$11.88		$10.69		$10.00

Income (loss) from investment operations:
Net investment income	0.16	0.13		0.14		0.08
Net realized and unrealized gain (loss) on investments	(4.02)	1.16		1.24		0.67

Total from investment operations	(3.86)	1.29		1.38		0.75

Less distributions:
Dividends from net investment income	(0.13)	(0.12)		(0.12)		(0.06)
Distributions from realized gains	(0.07)	(0.46)		(0.07)		—

Total dividends and distributions	(0.20)	(0.58)		(0.19)		(0.06)

Net asset value, end of period	$8.53	$12.59		$11.88		$10.69

Total return (b)	(30.80)%	10.99%		12.92%		7.53%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,900	$1,262		$121		$107
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.75%	0.75%		0.75%		0.75%
After waivers, reimbursements, and fees paid indirectly (a)	0.74%	0.74%		0.74%		0.74%
Before waivers, reimbursements, and fees paid indirectly (a)	0.87%	0.86%		1.03%		1.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.46%	1.03%		1.21%		1.12%
After waivers, reimbursements, and fees paid indirectly (a)	1.46%	1.04%		1.22%		1.13%
Before waivers, reimbursements, and fees paid indirectly (a)	1.34%	0.92%		0.93%		(0.02)%
Portfolio turnover rate	43%	42%		36%		26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01		$0.03		$0.08

	Year Ended December 31,					April 29, 2005* to December 31, 2005 (e)
Class IB	2008 (e)	2007 (e)		2006 (e)

Net asset value, beginning of period	$12.60	$11.89		$10.69		$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.10		0.11		0.06
Net realized and unrealized gain (loss) on investments	(4.01)	1.16		1.25		0.67

Total from investment operations	(3.88)	1.26		1.36		0.73

Less distribution
Dividends from net investment income	(0.11)	(0.09)		(0.09)		(0.04)
Distributions from realized gains	(0.07)	(0.46)		(0.07)		—

Total dividends and distributions	(0.18)	(0.55)		(0.16)		(0.04)

Net asset value, end of period	$8.54	$12.60		$11.89		$10.69

Total return (b)	(30.95)%	10.69%		12.63%		7.36%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$100,829	$91,751		$58,690		$27,015
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%	1.00%		1.00%		1.00%
After waivers, reimbursements, and fees paid indirectly (a)	0.99%	0.99%		0.99%		0.99%
Before waivers, reimbursements, and fees paid indirectly (a)	1.12%	1.11	%(c)	1.28	%(c)	2.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.19%	0.82%		0.96%		0.87%
After waivers, reimbursements, and fees paid indirectly (a)	1.19%	0.83%		0.97%		0.88%
Before waivers, reimbursements, and fees paid indirectly (a)	1.07%	0.69%		0.70%		(0.27)%
Portfolio turnover rate	43%	42%		36%		26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.02		$0.03		$0.08

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LORD ABBETT MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				April 29, 2005* to December 31, 2005 (e)
Class IA	2008 (e)	2007 (e)	2006 (e)

Net asset value, beginning of period	$11.63	$12.47	$11.28		$10.00

Income (loss) from investment operations:
Net investment income	0.16	0.10	0.14		0.08
Net realized and unrealized gain (loss) on investments	(4.60)	—#	1.28		1.30

Total from investment operations	(4.44)	0.10	1.42		1.38

Less distributions:
Dividends from net investment income	(0.16)	(0.10)	(0.08)		(0.06)
Distributions from realized gains	(0.27)	(0.84)	(0.15)		(0.04)

Total dividends and distributions	(0.43)	(0.94)	(0.23)		(0.10)

Net asset value, end of period	$6.76	$11.63	$12.47		$11.28

Total return (b)	(38.79)%	0.81%	12.66%		13.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$42,881	$84,868	$76,210		$114
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%	0.80%		0.80%
After waivers and fees paid indirectly (a)	0.79%	0.79%	0.80%		0.76%
Before waivers and fees paid indirectly (a)	0.86%	0.85%	0.85%		1.02%
Ratio of net investment income to average net assets:
After waivers (a)	1.67%	0.78%	1.11%		1.03%
After waivers and fees paid indirectly (a)	1.68%	0.79%	1.11%		1.07%
Before waivers and fees paid indirectly (a)	1.61%	0.74%	1.06%		0.81%
Portfolio turnover rate	38%	32%	24%		19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01	$0.01		$0.02

	Year Ended December 31,				April 29, 2005* to December 31, 2005 (e)
Class IB	2008 (e)	2007 (e)	2006 (e)

Net asset value, beginning of period	$11.65	$12.48	$11.29		$10.00

Income (loss) from investment operations:
Net investment income	0.14	0.07	0.07		0.06
Net realized and unrealized gain (loss) on investments	(4.61)	—#	1.32		1.30

Total from investment operations	(4.47)	0.07	1.39		1.36

Less distributions:
Dividends from net investment income	(0.14)	(0.06)	(0.05)		(0.03)
Distributions from realized gains	(0.27)	(0.84)	(0.15)		(0.04)

Total dividends and distributions	(0.41)	(0.90)	(0.20)		(0.07)

Net asset value, end of period	$6.77	$11.65	$12.48		$11.29

Total return (b)	(38.96)%	0.64%	12.37%		13.63%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$216,671	$340,422	$245,301		$123,436
Ratio of expenses to average net assets:
After waivers (a)	1.05%	1.05%	1.05%		1.05%
After waivers and fees paid indirectly (a)	1.04%	1.04%	1.05	%(c)	1.01%
Before waivers and fees paid indirectly (a)	1.11%	1.10%	1.10	%(c)	1.27%
Ratio of net investment income to average net assets:
After waivers (a)	1.45%	0.54%	0.64%		0.78%
After waivers and fees paid indirectly (a)	1.46%	0.55%	0.64%		0.82%
Before waivers and fees paid indirectly (a)	1.39%	0.50%	0.58%		0.56%
Portfolio turnover rate	38%	32%	24%		19%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01	$0.01		$0.02

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MARSICO FOCUS PORTFOLIO(q)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)	2007 (e)	2006 (e)		2005 (e)	2004

Net asset value, beginning of year	$17.70	$16.90	$15.86		$14.67	$13.24

Income (loss) from investment operations:
Net investment income	0.12	0.09	0.07		0.03	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(7.17)	2.30	1.42		1.56	1.42

Total from investment operations	(7.05)	2.39	1.49		1.59	1.43

Less distributions:
Dividends from net investment income	(0.16)	(0.08)	(0.07)		(0.01)	—
Distributions from realized gains	(0.13)	(1.51)	(0.38)		(0.39)	—
Return of capital	(0.02)	—	—		—	—

Total dividends and distributions	(0.31)	(1.59)	(0.45)		(0.40)	—

Net asset value, end of year	$10.34	$17.70	$16.90		$15.86	$14.67

Total return	(40.15)%	14.33%	9.55%		10.98%	10.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$72,928	$1,968,509	$1,406,085		$1,014,881	$579,357
Ratio of expenses to average net assets:
After waivers	0.90%	0.90%	0.90%		0.90%	0.90%
After waivers and fees paid indirectly	0.90%	0.90%	0.89%		0.89%	0.87%
Before waivers and fees paid indirectly	0.98%	0.98%	0.95%		0.92%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers	0.75%	0.50%	0.46%		0.19%	0.05%
After waivers and fees paid indirectly	0.76%	0.50%	0.46%		0.20%	0.08%
Before waivers and fees paid indirectly	0.67%	0.42%	0.40%		0.17%	0.01%
Portfolio turnover rate	89%	71%	66%		66%	96%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.01	$	—#	$0.01

	Year Ended December 31,
Class IB	2008 (e)	2007 (e)	2006 (e)		2005 (e)	2004

Net asset value, beginning of year	$17.56	$16.78	$15.75		$14.59	$13.20

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.05	0.03		(0.01)†	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(7.08)	2.27	1.41		1.56	1.41

Total from investment operations	(7.01)	2.32	1.44		1.55	1.39

Less distributions:
Dividends from net investment income	(0.14)	(0.03)	(0.03)		—	—
Distributions from realized gains	(0.13)	(1.51)	(0.38)		(0.39)	—
Return of capital	(0.02)	—	—		—	—

Total dividends and distributions	(0.29)	(1.54)	(0.41)		(0.39)	—

Net asset value, end of year	$10.26	$17.56	$16.78		$15.75	$14.59

Total return	(40.32)%	14.08%	9.35%		10.65%	10.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,590,410	$2,628,736	$2,250,340		$1,768,738	$1,257,708
Ratio of expenses to average net assets:
After waivers	1.15%	1.15%	1.15%		1.15%	1.15%
After waivers and fees paid indirectly	1.15%	1.15%	1.14%		1.14%	1.12%
Before waivers and fees paid indirectly	1.23%	1.23%	1.20%		1.17%	1.19%
Ratio of net investment income (loss) to average net assets:
After waivers	0.52%	0.26%	0.20%		(0.06)%	(0.20)%
After waivers and fees paid indirectly	0.52%	0.26%	0.21%		(0.05)%	(0.17)%
Before waivers and fees paid indirectly	0.44%	0.18%	0.15%		(0.08)%	(0.24)%
Portfolio turnover rate	89%	71%	66%		66%	96%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01	$0.01	$0.01	$	—#	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

		Year Ended December 31,
Class IA		2008 (e)		2007 (e)		2006 (e)		2005 (e)		2004

Net asset value, beginning of year		$10.09		$10.75		$10.35		$11.13		$10.20

Income (loss) from investment operations:
Net investment income		0.10		0.02		0.02		0.02		0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions		(5.02)		0.84		1.16		0.69		1.59

Total from investment operations		(4.92)		0.86		1.18		0.71		1.64

Less distributions:
Dividends from net investment income		(0.08)		—		(0.03)		—		(0.07)
Distributions from realized gains		(0.09)		(1.52)		(0.75)		(1.49)		(0.64)

Total dividends and distributions		(0.17)		(1.52)		(0.78)		(1.49)		(0.71)

Net asset value, end of year		$5.00		$10.09		$10.75		$10.35		$11.13

Total return		(49.10)%		8.25%		11.79%		6.63%		16.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$39,101		$63,363		$51,403		$13,551		$7,931
Ratio of expenses to average net assets:
After waivers		0.76%		0.75%		0.75%		0.75%		0.75%
After waivers and fees paid indirectly		0.58%		0.75%		0.72%		0.70%		0.71%
Before waivers and fees paid indirectly		0.82%		0.81%		0.80%		0.75%		0.76%
Ratio of net investment income to average net assets:
After waivers		1.07%		0.19%		0.19%		0.15%		0.62%
After waivers and fees paid indirectly		1.25%		0.20%		0.22%		0.20%		0.66%
Before waivers and fees paid indirectly		1.01%		0.13%		0.15%		0.15%		0.61%
Portfolio turnover rate		239%		112%		155%		149%		123%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$	—#		$0.01	$	—#		$—	$	—#

		Year Ended December 31,
Class IB		2008 (e)		2007 (e)		2006 (e)		2005 (e)		2004

Net asset value, beginning of year		$9.96		$10.65		$10.26		$11.08		$10.15

Income (loss) from investment operations:
Net investment income (loss)		0.07		(0.01)		—#		(0.01)		0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions		(4.94)		0.84		1.14		0.68		1.57

Total from investment operations		(4.87)		0.83		1.14		0.67		1.61

Less distributions:
Dividends from net investment income		(0.07)		—		—#		—		(0.04)
Distributions from realized gains		(0.09)		(1.52)		(0.75)		(1.49)		(0.64)

Total dividends and distributions		(0.16)		(1.52)		(0.75)		(1.49)		(0.68)

Net asset value, end of year		$4.93		$9.96		$10.65		$10.26		$11.08

Total return		(49.28)%		8.05%		11.51%		6.39%		16.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$788,812		$1,611,257		$1,516,836		$1,340,515		$1,161,685
Ratio of expenses to average net assets:
After waivers		1.01%		1.00%		1.00%		1.00%		1.00%
After waivers and fees paid indirectly		0.83	%(c)	1.00%		0.97	%(c)	0.95%		0.96%
Before waivers and fees paid indirectly		1.07%		1.06%		1.05	%(c)	1.00%		1.01%
Ratio of net investment income to average net assets:
After waivers		0.76%		(0.06)%		(0.04)%		(0.10)%		0.37%
After waivers and fees paid indirectly		0.93%		(0.06)%		—	%‡‡	(0.05)%		0.41%
Before waivers and fees paid indirectly		0.71%		(0.12)%		(0.08)%		(0.10)%		0.36%
Portfolio turnover rate		239%		112%		155%		149%		123%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$	—#		$0.01	$	—#		$—	$	—#

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MID CAP VALUE PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

		Year Ended December 31,
Class IA		2008 (e)		2007	2006 (e)		2005 (e)		2004 (e)

Net asset value, beginning of year		$10.39		$14.37	$14.01		$14.05		$13.09

Income (loss) from investment operations:
Net investment income		0.14		0.19	0.08		0.09		0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions		(4.20)		(0.42)	1.68		1.51		2.20

Total from investment operations		(4.06)		(0.23)	1.76		1.60		2.23

Less distributions:
Dividends from net investment income		(0.15)		(0.19)	(0.08)		(0.10)		—
Distributions from realized gains		—		(3.56)	(1.32)		(1.54)		(1.27)

Total dividends and distributions		(0.15)		(3.75)	(1.40)		(1.64)		(1.27)

Net asset value, end of year		$6.18		$10.39	$14.37		$14.01		$14.05

Total return		(39.06)%		(1.29)%	12.76%		11.62%		18.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$18,747		$26,777	$24,186		$16,535		$8,178
Ratio of expenses to average net assets:
After waivers (f)		0.76%		0.79%	0.83%		0.79%		0.82%
After waivers and fees paid indirectly (f)		0.75%		0.58%	0.82%		0.77%		0.80%
Before waivers and fees paid indirectly (f)		0.77%		0.79%	0.83%		0.79%		0.82%
Ratio of net investment income to average net assets:
After waivers (f)		1.62%		1.05%	0.53%		0.60%		0.21%
After waivers and fees paid indirectly (f)		1.63%		1.26%	0.54%		0.62%		0.23%
Before waivers and fees paid indirectly (f)		1.61%		1.05%	0.53%		0.60%		0.21%
Portfolio turnover rate		38%		160%	66%		55	%(d)	74%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$	—#	$	—#	$—		$—		$—

		Year Ended December 31,
Class IB	2008 (e)		2007		2006 (e)		2005 (e)		2004 (e)

Net asset value, beginning of year		$10.31		$14.30	$13.95		$14.00		$13.08

Income (loss) from investment operations:
Net investment income		0.12		0.16	0.04		0.05		—#
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions		(4.20)		(0.44)	1.67		1.50		2.19

Total from investment operations		(4.08)		(0.28)	1.71		1.55		2.19

Less distributions:
Dividends from net investment income		(0.13)		(0.15)	(0.04)		(0.06)		—
Distributions from realized gains		—		(3.56)	(1.32)		(1.54)		(1.27)

Total dividends and distributions		(0.13)		(3.71)	(1.36)		(1.60)		(1.27)

Net asset value, end of year		$6.10		$10.31	$14.30		$13.95		$14.00

Total return		(39.53)%		(1.62)%	12.45%		11.31%		17.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$838,774		$1,671,712	$1,897,629		$1,730,041		$1,438,673
Ratio of expenses to average net assets:
After waivers (f)		1.01%		1.04%	1.08%		1.04%		1.07%
After waivers and fees paid indirectly (f)		1.00%		0.83%	1.07	%(c)	1.02%		1.05%
Before waivers and fees paid indirectly (f)		1.02%		1.04%	1.08%		1.04%		1.07%
Ratio of net investment income to average net assets:
After waivers (f)		1.34%		0.82%	0.27%		0.35%		(0.04)%
After waivers and fees paid indirectly (f)		1.34%		1.03%	0.29%		0.37%		(0.02)%
Before waivers and fees paid indirectly (f)		1.32%		0.81%	0.27%		0.35%		(0.04)%
Portfolio turnover rate		38%		160%	66%		55	%(d)	74%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$	—#	$	—#	$—		$—		$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO(s)(v)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)		2007 (e)	2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$1.000		$1.000	$1.000	$1.001	$1.002

Income (loss) from investment operations:
Net investment income	0.020		0.048	0.046	0.029	0.012
Net realized and unrealized gain (loss) on investments	0.003		—	—#	—#	(0.001)

Total from investment operations	0.023		0.048	0.046	0.029	0.011

Less distributions:
Dividends from net investment income	(0.023)		(0.048)	(0.046)	(0.030)	(0.012)

Net asset value, end of year	$1.000		$1.000	$1.000	$1.000	$1.001

Total return	2.36%		4.97%	4.72%	2.85%	1.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,037,507		$869,405	$831,695	$737,535	$598,718
Ratio of expenses to average net assets	0.47%		0.45%	0.44%	0.39%	0.39%
Ratio of net investment income to average net assets	2.03%		4.83%	4.65%	2.86%	1.01%

	Year Ended December 31,
Class IB	2008 (e)		2007 (e)	2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$1.000		$1.000	$1.000	$1.000	$1.001

Income (loss) from investment operations:
Net investment income	0.019		0.046	0.044	0.027	0.009
Net realized and unrealized gain (loss) on investments	0.002		—	—#	—#	(0.001)

Total from investment operations	0.021		0.046	0.044	0.027	0.008

Less distributions:
Dividends from net investment income	(0.021)		(0.046)	(0.044)	(0.027)	(0.009)

Net asset value, end of year	$1.000		$1.000	$1.000	$1.000	$1.000

Total return	2.13%		4.71%	4.46%	2.65%	0.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,928,723		$1,199,272	$918,153	$773,184	$774,625
Ratio of expenses to average net assets	0.72	%(c)	0.70%	0.69%	0.64%	0.64%
Ratio of net investment income to average net assets	1.95%		4.57%	4.42%	2.61%	0.76%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MONTAG & CALDWELL GROWTH PORTFOLIO(t)

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,						December 13, 2004* to December 31, 2004 (e)
Class IA	2008 (e)			2007 (e)	2006 (e)	2005 (e)

Net asset value, beginning of period	$6.56			$5.44	$5.05	$4.80	$4.73

Income (loss) from investment operations:
Net investment income	0.02			0.03	0.02	0.02	—#
Net realized and unrealized gain (loss) on investments	(2.17)			1.12	0.39	0.25	0.09

Total from investment operations	(2.15)			1.15	0.41	0.27	0.09

Less distributions:
Dividends from net investment income	(0.02)			(0.03)	(0.02)	(0.02)	(0.02)

Net asset value, end of period	$4.39			$6.56	$5.44	$5.05	$4.80

Total return (b)	(32.74)%			21.13%	8.20%	5.71%	0.99%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,898			$15,661	$10,045	$11,800	$13,837
Ratio of expenses to average net assets:
After waivers (a)	0.90%			0.90%	0.88%	0.83%	0.76	%(c)
After waivers and fees paid indirectly (a)	0.88%			0.88%	0.86%	0.80%	N/A
Before waivers and fees paid indirectly (a)	0.90%			0.90%	0.88%	0.83%	0.76	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	0.36%			0.47%	0.42%	0.48%	0.47	%(c)
After waivers and fees paid indirectly (a)	0.38%			0.48%	0.43%	0.51%	N/A
Before waivers and fees paid indirectly (a)	0.36%			0.47%	0.42%	0.48%	0.47	%(c)
Portfolio turnover rate	52%			71%	66%	55%	58%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—		$	—#	$—	$—	$—

	Year Ended December 31,
Class IB	2008 (e)			2007 (e)	2006 (e)	2005 (e)	2004 (e)

Net asset value, beginning of year	$6.57			$5.45	$5.06	$4.81	$4.64

Income (loss) from investment operations:
Net investment income	0.01			0.01	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	(2.17)			1.12	0.39	0.25	0.18

Total from investment operations	(2.16)			1.13	0.40	0.26	0.19

Less distributions:
Dividends from net investment income	(0.01)			(0.01)	(0.01)	(0.01)	(0.02)

Net asset value, end of year	$4.40			$6.57	$5.45	$5.06	$4.81

Total return	(32.86)%			20.77%	7.91%	5.43%	4.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$295,780			$345,467	$274,068	$305,851	$258,854
Ratio of expenses to average net assets:
After waivers	1.15	%(c)		1.15%	1.13%	1.08%	1.12%
After waivers and fees paid indirectly	1.13%			1.13%	1.11%	1.05%	N/A
Before waivers and fees paid indirectly	1.15	%(c)		1.15%	1.13%	1.08%	1.12%
Ratio of net investment income to average net assets:
After waivers	0.17%			0.21%	0.17%	0.23%	0.11%
After waivers and fees paid indirectly	0.20%			0.22%	0.18%	0.26%	N/A
Before waivers and fees paid indirectly	0.17%			0.21%	0.17%	0.23%	0.11%
Portfolio turnover rate	52%			71%	66%	55%	58%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—		$	—#	$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MUTUAL SHARES PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				September 15, 2006* to December 31, 2006 (e)
Class IA	2008 (e)		2007 (e)

Net asset value, beginning of period	$10.95		$10.74		$10.00

Income (loss) from investment operations:
Net investment income	0.16		0.17		0.03
Net realized and unrealized gain (loss) on investments, options written, and foreign currency transactions	(4.32)		0.04		0.73

Total from investment operations	(4.16)		0.21		0.76

Less distributions:
Dividends from net investment income	(0.36)		—		(0.02)
Distributions from realized gains	—		—#		—#

Total dividends and distributions	(0.36)		—#		(0.02)

Net asset value, end of period	$6.43		$10.95		$10.74

Total return (b)	(37.94)%		1.97%		7.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$340,988		$284,503		$10,797
Ratio of expenses to average net assets:
After waivers (a)	1.05%		1.05%		1.05%
Before waivers (a)	1.12%		1.11%		1.40	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	1.79%		1.56%		0.95%
Before waivers (a)	1.72%		1.50%		0.50%
Portfolio turnover rate	44%		31%		4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$0.01		$0.01

	Year Ended December 31,				September 15, 2006* to December 31, 2006 (e)
Class IB	2008 (e)		2007 (e)

Net asset value, beginning of period	$10.92		$10.74		$10.00

Income (loss) from investment operations:
Net investment income	0.14		0.16		0.02
Net realized and unrealized gain (loss) on investments, options written, and foreign currency transactions	(4.31)		0.02		0.73

Total from investment operations	(4.17)		0.18		0.75

Less distributions:
Dividends from net investment income	(0.34)		—		(0.01)
Distributions from realized gains	—		—#		—#

Total dividends and distributions	(0.34)		—#		(0.01)

Net asset value, end of period	$6.41		$10.92		$10.74

Total return (b)	(38.13)%		1.69%		7.51%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$232,101		$406,213		$99,547
Ratio of expenses to average net assets:
After waivers (a)	1.30%		1.30%		1.30%
Before waivers (a)	1.37%		1.36	%(c)	1.65	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	1.56%		1.46%		0.67%
Before waivers (a)	1.49%		1.42%		0.34%
Portfolio turnover rate	44%		31%		4%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$	—#		$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				August 31, 2006* to December 31, 2006 (e)
Class IA	2008 (e)		2007 (e)

Net asset value, beginning of period	$11.48		$11.00		$10.00

Income (loss) from investment operations:
Net investment income	0.18		0.09		0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.84)		0.56		1.00

Total from investment operations	(4.66)		0.65		1.01

Less dividends and distributions:
Dividends from net investment income	(0.13)		(0.06)		(0.01)
Distributions from realized gains	(0.01)		(0.11)		—#

Total dividends and distributions	(0.14)		(0.17)		(0.01)

Net asset value, end of period	$6.68		$11.48		$11.00

Total return (b)	(40.60)%		5.94%		10.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,257		$6,248		$4,410
Ratio of expenses to average net assets:
After waivers (a)	1.10%		1.10%		1.10%
Before waivers (a)	1.37%		1.46%		2.25	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.84%		0.74%		0.30%
Before waivers (a)	1.57%		0.38%		(1.11)%
Portfolio turnover rate	33%		22%		6%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03		$0.04		$0.05

	Year Ended December 31,				August 31, 2006* to December 31, 2006 (e)
Class IB	2008 (e)		2007 (e)

Net asset value, beginning of period	$11.48		$10.99		$10.00

Income (loss) from investment operations:
Net investment income	0.12		0.05		—#
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.80)		0.58		0.99

Total from investment operations	(4.68)		0.63		0.99

Less distributions:
Dividends from net investment income	(0.11)		(0.03)		—
Distributions from realized gains	(0.01)		(0.11)		—#

Total dividends and distributions	(0.12)		(0.14)		—

Net asset value, end of period	$6.68		$11.48		$10.99

Total return (b)	(40.75)%		5.66%		10.01%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$101,688		$131,915		$26,740
Ratio of expenses to average net assets:
After waivers (a)	1.35%		1.35%		1.35%
Before waivers (a)	1.62	%(c)	1.71	%(c)	2.50	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.33%		0.39%		0.13%
Before waivers (a)	1.05%		(0.04)%		(0.93)%
Portfolio turnover rate	33%		22%		6%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03		$0.05		$0.04

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET OPPORTUNITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			August 31, 2006* to December 31, 2006 (e)
Class IA	2008 (e)		2007 (e)

Net asset value, beginning of period	$10.62		$10.81	$10.00

Income (loss) from investment operations:
Net investment income	0.08		0.09	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.19)		0.30	0.86

Total from investment operations	(4.11)		0.39	0.89

Less distributions:
Dividends from net investment income	(0.07)		(0.08)	(0.03)
Distributions from net realized gains	—		(0.50)	(0.05)

Total dividends and distributions	(0.07)		(0.58)	(0.08)

Net asset value, end of period	$6.44		$10.62	$10.81

Total return (b)	(38.72)%		3.69%	8.92%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,938		$5,645	$5,445
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%		1.05%	1.05%
Before waivers and reimbursements (a)	1.79%		1.30%	2.43	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.88%		0.84%	0.92%
Before waivers and reimbursements (a)	0.14%		0.58%	(0.53)%
Portfolio turnover rate	160%		168%	51%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06		$0.03	$0.05

	Year Ended December 31,			August 31, 2006* to December 31, 2006 (e)
Class IB	2008 (e)		2007 (e)

Net asset value, beginning of period	$10.62		$10.81	$10.00

Income (loss) from investment operations:
Net investment income	0.06		0.07	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.19)		0.29	0.86

Total from investment operations	(4.13)		0.36	0.88

Less distributions:
Dividends from net investment income	(0.05)		(0.05)	(0.02)
Distributions from net realized gains	—		(0.50)	(0.05)

Total dividends and distributions	(0.05)		(0.55)	(0.07)

Net asset value, end of period	$6.44		$10.62	$10.81

Total return (b)	(38.87)%		3.42%	8.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$32,544		$45,942	$13,705
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%		1.30%	1.30%
Before waivers and reimbursements (a)	2.04	%(c)	1.55%	2.68	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.64%		0.57%	0.67%
Before waivers and reimbursements (a)	(0.12)%		0.32%	(0.67)%
Portfolio turnover rate	160%		168%	51%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07		$0.03	$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/OPPENHEIMER MAIN STREET SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				August 31, 2006* to December 31, 2006 (e)
Class IA	2008 (e)		2007 (e)

Net asset value, beginning of period	$10.55		$10.89		$10.00

Income (loss) from investment operations:
Net investment income	0.03		0.04		0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.04)		(0.21)		0.92

Total from investment operations	(4.01)		(0.17)		0.94

Less distributions:
Dividends from net investment income	(0.02)		—		(0.02)
Distributions from net realized gains	(0.02)		(0.17)		(0.03)

Total dividends and distributions	(0.04)		(0.17)		(0.05)

Net asset value, end of period	$6.50		$10.55		$10.89

Total return (b)	(38.06)%		(1.51)%		9.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,477		$6,093		$5,502
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%		1.05%		1.05%
Before waivers and reimbursements (a)	1.76%		1.38%		2.38	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.31%		0.31%		0.46%
Before waivers and reimbursements (a)	(0.41)%		(0.02)%		(0.96)%
Portfolio turnover rate	129%		137%		53%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06		$0.04		$0.05

	Year Ended December 31,				August 31, 2006* to December 31, 2006 (e)
Class IB	2008 (e)		2007 (e)

Net asset value, beginning of period	$10.52		$10.89		$10.00

Income (loss) from investment operations:
Net investment income	0.01		—#		0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.02)		(0.20)		0.92

Total from investment operations	(4.01)		(0.20)		0.93

Less distributions:
Dividends from net investment income	(0.01)		—		(0.01)
Distributions from net realized gains	(0.02)		(0.17)		(0.03)

Total dividends and distributions	(0.03)		(0.17)		(0.04)

Net asset value, end of period	$6.48		$10.52		$10.89

Total return (b)	(38.23)%		(1.78)%		9.25%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$59,535		$74,604		$16,994
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%		1.30%		1.30%
Before waivers and reimbursements (a)	2.01	%(c)	1.63	%(c)	2.63	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.09%		—	%‡‡	0.21%
Before waivers and reimbursements (a)	(0.64)%		(0.36)%		(1.06)%
Portfolio turnover rate	129%		137%		53%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06		$0.04		$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/PIMCO REAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA		Year Ended December 31, 2008 (e)		March 30, 2007* to December 31, 2007 (e)

Net asset value, beginning of period		$10.53		$10.06

Income (loss) from investment operations:
Net investment income		0.34		0.34
Net realized and unrealized gain (loss) on investments, options written, futures, and foreign currency transactions		(0.71)		0.51

Total from investment operations		(0.37)		0.85

Less distributions:
Dividends from net investment income		(0.31)		(0.29)
Distributions from realized gains		(0.57)		(0.09)

Total dividends and distributions		(0.88)		(0.38)

Net asset value, end of period		$9.28		$10.53

Total return (b)		(3.74)%		8.72%

Ratios/Supplemental Data:
Net assets, end of period (000’s)		$952,328		$705,347
Ratio of expenses to average net assets:
After waivers (a)		0.66%		0.65%
Before waivers (a)		0.68%		0.69%
Ratio of net investment income to average net assets:
After waivers (a)		3.20%		4.45%
Before waivers (a)		3.18%		4.40%
Portfolio turnover rate		1,056%		1,088%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$	—#	$	—#

		Year Ended December 31,
Class IB		2008 (e)		2007 (e)		2006 (e)	2005 (e)	2004

Net asset value, beginning of year		$10.54		$9.76		$10.14	$10.31	$10.33

Income (loss) from investment operations:
Net investment income		0.31		0.43		0.43	0.34	0.20
Net realized and unrealized gain (loss) on investments, options written, futures, and foreign currency transactions		(0.71)		0.70		(0.41)	(0.26)	0.29

Total from investment operations		(0.40)		1.13		0.02	0.08	0.49

Less distributions:
Dividends from net investment income		(0.29)		(0.26)		(0.35)	(0.22)	(0.21)
Distributions from realized gains		(0.57)		(0.09)		(0.05)	(0.03)	(0.30)

Total dividends and distributions		(0.86)		(0.35)		(0.40)	(0.25)	(0.51)

Net asset value, end of year		$9.28		$10.54		$9.76	$10.14	$10.31

Total return		(4.07)%		11.43%		0.44%	0.77%	4.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)		$1,120,616		$584,940		$375,504	$217,873	$60,511
Ratio of expenses to average net assets:
After waivers		0.91%		0.90%		0.70%	0.65%	0.65%
Before waivers		0.93%		0.94	%(c)	0.95%	0.96%	1.00%
Ratio of net investment income to average net assets:
After waivers		2.91%		4.27%		4.20%	3.31%	2.04%
Before waivers		2.89%		4.21%		3.95%	3.00%	1.69%
Portfolio turnover rate		1,056%		1,088%		1,040%	1,249%	396%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$	—#		$0.01		$0.03	$0.03	$0.04

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008	2007 (e)	2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$9.94	$10.00	$10.02	$10.20	$10.25

Income (loss) from investment operations:
Net investment income	0.63	0.46	0.43	0.36	0.26
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.26)	0.01	(0.02)	(0.12)	0.15

Total from investment operations	(0.63)	0.47	0.41	0.24	0.41

Less distributions:
Dividends from net investment income	(0.56)	(0.53)	(0.43)	(0.39)	(0.27)
Distributions from realized gains	—	—	—	(0.03)	(0.19)

Total dividends and distributions	(0.56)	(0.53)	(0.43)	(0.42)	(0.46)

Net asset value, end of year	$8.75	$9.94	$10.00	$10.02	$10.20

Total return	(6.36)%	4.78%	4.06%	2.33%	3.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$883,979	$1,556,385	$1,644,924	$1,543,231	$1,627,106
Ratio of expenses to average net assets	0.65%	0.64%	0.61%	0.55%	0.56%
Ratio of net investment income to average net assets	4.80%	4.49%	4.25%	3.51%	2.55%
Portfolio turnover rate	135%	165%	353%	531%	659%

	Year Ended December 31,
Class IB	2008	2007 (e)	2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$9.89	$9.95	$9.96	$10.15	$10.19

Income (loss) from investment operations:
Net investment income	0.48	0.43	0.40	0.33	0.23
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.13)	0.01	(0.01)	(0.13)	0.16

Total from investment operations	(0.65)	0.44	0.39	0.20	0.39

Less distributions:
Dividends from net investment income	(0.53)	(0.50)	(0.40)	(0.36)	(0.24)
Distributions from realized gains	—	—	—	(0.03)	(0.19)

Total dividends and distributions	(0.53)	(0.50)	(0.40)	(0.39)	(0.43)

Net asset value, end of year	$8.71	$9.89	$9.95	$9.96	$10.15

Total return	(6.57)%	4.60%	3.79%	1.95%	3.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$410,584	$497,051	$480,846	$465,584	$424,156
Ratio of expenses to average net assets	0.90%	0.89%	0.86%	0.80%	0.81%
Ratio of net investment income to average net assets	4.53%	4.24%	4.00%	3.26%	2.30%
Portfolio turnover rate	135%	165%	353%	531%	659%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SHORT DURATION BOND PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				June 9, 2005* to December 31, 2005 (e)
Class IA	2008 (e)	2007 (e)	2006 (e)

Net asset value, beginning of period	$10.09	$9.98	$9.94		$10.02

Income (loss) from investment operations:
Net investment income	0.43	0.46	0.43		0.38
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.61)	0.09	(0.01)		(0.33)

Total from investment operations	(0.18)	0.55	0.42		0.05

Less distributions:
Dividends from net investment income	(0.61)	(0.44)	(0.38)		(0.13)
Distributions from realized gains	—	—	—		—#

Total dividends and distributions	(0.61)	(0.44)	(0.38)		(0.13)

Net asset value, end of period	$9.30	$10.09	$9.98		$9.94

Total return (b)	(1.76)%	5.56%	4.22%		0.52%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,585,229	$2,131,300	$1,781,319		$1,219,936
Ratio of expenses to average net assets:
After waivers (a)	0.56%	0.58%	0.54%		0.40	%(c)
Before waivers (a)	0.56%	0.58%	0.54%		0.51	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	4.23%	4.52%	4.21%		3.76	%(c)
Before waivers (a)	4.23%	4.52%	4.21%		3.65	%(c)
Portfolio turnover rate	418%	134%	101%		52%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—		$0.01

	Year Ended December 31,
Class IB	2008 (e)	2007 (e)	2006 (e)		2005 (e)		2004

Net asset value, beginning of year	$10.10	$9.99	$9.95		$9.92		$9.98

Income (loss) from investment operations:
Net investment income	0.40	0.44	0.40		0.28		0.23
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.61)	0.09	(0.01)		(0.14)		(0.06)

Total from investment operations	(0.21)	0.53	0.39		0.14		0.17

Less distributions:
Dividends from net investment income	(0.58)	(0.42)	(0.35)		(0.11)		(0.23)
Distributions from realized gains	—	—	—		—#		—

Total dividends and distributions	(0.58)	(0.42)	(0.35)		(0.11)		(0.23)

Net asset value, end of year	$9.31	$10.10	$9.99		$9.95		$9.92

Total return	(2.01)%	5.28%	3.95%		1.38%		1.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$166,092	$110,923	$85,346		$36,314		$13,442
Ratio of expenses to average net assets:
After waivers	0.81%	0.83%	0.79	%(c)	0.65	%(c)	0.65%
Before waivers	0.81%	0.83%	0.79	%(c)	0.76	%(c)	1.22%
Ratio of net investment income to average net assets:
After waivers	3.99%	4.28%	3.97%		3.51	%(c)	2.55%
Before waivers	3.99%	4.28%	3.97%		3.40	%(c)	1.98%
Portfolio turnover rate	418%	134%	101%		52%		36%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$—		$0.01		$0.06

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)		2007 (e)	2006 (e)		2005 (e)	2004

Net asset value, beginning of year	$11.61		$13.01	$11.68		$11.87	$10.47

Income (loss) from investment operations:
Net investment income	0.14		0.18	0.15		0.13	0.08
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(4.06)		(0.43)	1.94		0.40	1.79

Total from investment operations	(3.92)		(0.25)	2.09		0.53	1.87

Less distributions:
Dividends from net investment income	(0.10)		(0.21)	(0.13)		(0.12)	(0.09)
Distributions from realized gains	(0.82)		(0.94)	(0.63)		(0.60)	(0.38)

Total dividends and distributions	(0.92)		(1.15)	(0.76)		(0.72)	(0.47)

Net asset value, end of year	$6.77		$11.61	$13.01		$11.68	$11.87

Total return	(33.94)%		(1.55)%	17.98%		4.50%	17.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$216,594		$130,825	$380,834		$24,343	$18,361
Ratio of expenses to average net assets	0.45%		0.39%	0.38	%(c)	0.33%	0.38%
Ratio of net investment income to average net assets	1.61%		1.36%	1.17%		1.09%	0.94%
Portfolio turnover rate	48%		32%	26%		26%	21%

	Year Ended December 31,
Class IB	2008 (e)		2007 (e)	2006 (e)		2005 (e)	2004

Net asset value, beginning of year	$11.61		$13.01	$11.68		$11.87	$10.47

Income (loss) from investment operations:
Net investment income	0.11		0.14	0.11		0.10	0.07
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(4.05)		(0.42)	1.94		0.40	1.77

Total from investment operations	(3.94)		(0.28)	2.05		0.50	1.84

Less distributions:
Dividends from net investment income	(0.08)		(0.18)	(0.09)		(0.09)	(0.06)
Distributions from realized gains	(0.82)		(0.94)	(0.63)		(0.60)	(0.38)

Total dividends and distributions	(0.90)		(1.12)	(0.72)		(0.69)	(0.44)

Net asset value, end of year	$6.77		$11.61	$13.01		$11.68	$11.87

Total return	(34.12)%		(1.82)%	17.68%		4.24%	17.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$430,688		$669,947	$687,050		$517,538	$480,368
Ratio of expenses to average net assets	0.70	%(c)	0.64%	0.63	%(c)	0.58%	0.63%
Ratio of net investment income to average net assets	1.13%		1.04%	0.87%		0.84%	0.69%
Portfolio turnover rate	48%		32%	26%		26%	21%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (g)

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2008 (e)		May 16, 2007* to December 31, 2007 (e)

Net asset value, beginning of period	$21.45		$22.76

Income (loss) from investment operations:
Net investment income	0.05		0.09
Net realized and unrealized loss on investments and foreign currency transactions	(9.05)		(0.09)

Total from investment operations	(9.00)		—	#

Less distributions:
Dividends from net investment income	—	#	(0.07)
Distributions from realized gains	—	#	(1.24)

Total dividends and distributions	—	#	(1.31)

Net asset value, end of period	$12.45		$21.45

Total return (b)	(41.94	)% (cc)	0.24%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$22,030		$1,219
Ratio of expenses to average net assets:
After waivers (a)	0.91%		0.90%
After waivers and fees paid indirectly (a)	0.91%		0.62%
Before waivers and fees paid indirectly (a)	0.96%		0.93%
Ratio of net investment income to average net assets:
After waivers (a)	0.30%		0.33%
After waivers and fees paid indirectly (a)	0.30%		0.61%
Before waivers and fees paid indirectly (a)	0.25%		0.30%
Portfolio turnover rate	54%		169%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01		$—	#

	Year Ended December 31,
Class IB	2008 (e)		2007 (e)		2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$21.44		$21.20		$22.09	$21.25	$18.72

Income (loss) from investment operations:
Net investment income (loss)	—	#	0.02		(0.13)	(0.17)	(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(9.03)		1.48		(0.76)	1.01	2.70

Total from investment operations	(9.03)		1.50		(0.89)	0.84	2.53

Less distributions:
Dividends from net investment income	—	#	(0.02)		—	—	—
Distributions from realized gains	—	#	(1.24)		—	—	—

Total dividends and distributions	—	#	(1.26)		—	—	—

Net asset value, end of year	$12.41		$21.44		$21.20	$22.09	$21.25

Total return	(42.10	)%(dd)	7.19%		(3.98)%	3.95%	13.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$328,374		$590,564		$246,130	$302,413	$285,682
Ratio of expenses to average net assets:
After waivers	1.16%		1.15%		1.15%	1.13%	1.15%
After waivers and fees paid indirectly	1.16%		0.87	%(c)	1.15%	1.13%	1.14%
Before waivers and fees paid indirectly	1.21	%(c)	1.18	%(c)	1.18%	1.13%	1.17%
Ratio of net investment income (loss) to average net assets:
After waivers	0.02%		(0.10)%		(0.60)%	(0.84)%	(0.85)%
After waivers and fees paid indirectly	0.02%		0.10%		(0.60)%	(0.84)%	(0.84)%
Before waivers and fees paid indirectly	(0.02)%		(0.14)%		(0.62)%	(0.84)%	(0.87)%
Portfolio turnover rate	54%		169%		40%	15%	18%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income (loss)	$0.01		$0.01		$0.01	$—	$— #

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/TEMPLETON GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,			September 15, 2006* to December 31,
Class IA	2008 (e)	2007 (e)		2006 (e)

Net asset value, beginning of period	$10.93	$10.79		$10.00

Income (loss) from investment operations:
Net investment income	0.18	0.09		0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.63)	0.16		0.78

Total from investment operations	(4.45)	0.25		0.81

Less distributions:
Dividends from net investment income	(0.16)	(0.08)		(0.02)
Distributions from realized gains	—	(0.03)		—

Total dividends and distributions	(0.16)	(0.11)		(0.02)

Net asset value, end of period	$6.32	$10.93		$10.79

Total return (b)	(40.69)%	2.36%		8.11%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$349,978	$274,235		$1,621
Ratio of expenses to average net assets:
After waivers (a)	1.10%	1.10%		1.10%
After waivers, and fees paid indirectly (a)	1.10%	1.10%		1.10%
Before waivers and fees paid indirectly (a)	1.12%	1.15%		1.59	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	2.09%	0.76%		1.03%
After waivers, and fees paid indirectly (a)	2.09%	0.76%		1.03%
Before waivers and fees paid indirectly (a)	2.06%	0.72%		0.10%
Portfolio turnover rate	10%	5%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$0.01		$0.03

	Year Ended December 31,			September 15, 2006* to December 31,
Class IB	2008 (e)	2007 (e)		2006 (e)

Net asset value, beginning of period	$10.93	$10.79		$10.00

Income (loss) from investment operations:
Net investment income	0.18	0.12		0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.64)	0.10		0.78

Total from investment operations	(4.46)	0.22		0.80

Less distributions:
Dividends from net investment income	(0.15)	(0.05)		(0.01)
Distributions from realized gains	—	(0.03)		—

Total dividends and distributions	(0.15)	(0.08)		(0.01)

Net asset value, end of period	$6.32	$10.93		$10.79

Total return (b)	(40.84)%	2.09%		8.03%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$170,500	$319,465		$74,947
Ratio of expenses to average net assets:
After waivers (a)	1.35%	1.35%		1.35%
After waivers, and fees paid indirectly (a)	1.35%	1.35%		1.35%
Before waivers and fees paid indirectly (a)	1.37%	1.40	%(c)	1.84	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	1.93%	1.08%		0.50%
After waivers, and fees paid indirectly (a)	1.93%	1.08%		0.50%
Before waivers and fees paid indirectly (a)	1.90%	1.04%		0.03%
Portfolio turnover rate	10%	5%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$—	#	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/UBS GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IB	2008 (e)	2007 (e)	2006 (e)	2005 (e)	2004

Net asset value, beginning of year	$6.84	$6.82	$6.02	$5.56	$4.99

Income (loss) from investment operations:
Net investment income	0.07	0.06	0.05	0.04	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.81)	0.02	0.80	0.46	0.61

Total from investment operations	(2.74)	0.08	0.85	0.50	0.66

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.05)	(0.04)	(0.09)

Net asset value, end of year	$4.03	$6.84	$6.82	$6.02	$5.56

Total return	(40.03)%	1.14%	14.10%	8.98%	13.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$114,565	$217,397	$212,510	$169,785	$132,682
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.03%	1.04%	1.03%	1.04%	N/A
Before waivers and fees paid indirectly	1.19%	1.16%	1.14%	1.11%	1.16%
Ratio of net investment income to average net assets:
After waivers	1.14%	0.80%	0.77%	0.74%	0.91%
After waivers and fees paid indirectly	1.17%	0.81%	0.79%	0.75%	N/A
Before waivers and fees paid indirectly	1.00%	0.69%	0.68%	0.68%	0.80%
Portfolio turnover rate	68%	32%	35%	44%	40%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.01	$— #	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				April 29, 2005* to December 31, 2005 (e)
Class IA	2008 (e)	2007 (e)		2006 (e)

Net asset value, beginning of period	$10.86	$11.76		$10.43	$10.00

Income (loss) from investment operations:
Net investment income	0.20	0.22		0.23	0.13
Net realized and unrealized gain (loss) on investments	(4.18)	(0.49)		1.46	0.41

Total from investment operations	(3.98)	(0.27)		1.69	0.54

Less distributions:
Dividends from net investment income	(0.19)	(0.22)		(0.18)	(0.09)
Distributions from realized gains	(0.08)	(0.41)		(0.18)	(0.02)

Total dividends and distributions	(0.27)	(0.63)		(0.36)	(0.11)

Net asset value, end of period	$6.61	$10.86		$11.76	$10.43

Total return (b)	(36.79)%	(2.32)%		16.27%	5.37%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$998	$770		$122	$105
Ratio of expenses to average net assets:
After waivers (a)	0.75%	0.75%		0.75%	0.75%
After waivers and fees paid indirectly (a)	0.73%	0.74%		0.74%	0.74%
Before waivers and fees paid indirectly (a)	0.82%	0.80%		0.81%	0.96%
Ratio of net investment income to average net assets:
After waivers (a)	2.28%	1.82	%(c)	2.06%	1.97%
After waivers and fees paid indirectly (a)	2.30%	1.82	%(c)	2.07%	1.98%
Before waivers and fees paid indirectly (a)	2.21%	1.77	%(c)	2.00%	1.76%
Portfolio turnover rate	39%	23%		23%	18%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01		$0.01	$0.01

	Year Ended December 31,				April 29, 2005* to December 31, 2005 (e)
Class IB	2008 (e)	2007 (e)		2006 (e)

Net asset value, beginning of period	$10.87	$11.77		$10.44	$10.00

Income (loss) from investment operations:
Net investment income	0.18	0.20		0.20	0.12
Net realized and unrealized gain (loss) on investments	(4.17)	(0.50)		1.46	0.40

Total from investment operations	(3.99)	(0.30)		1.66	0.52

Less distributions:
Dividends from net investment income	(0.18)	(0.19)		(0.15)	(0.06)
Distributions from realized gains	(0.08)	(0.41)		(0.18)	(0.02)

Total dividends and distributions	(0.26)	(0.60)		(0.33)	(0.08)

Net asset value, end of period	$6.62	$10.87		$11.77	$10.44

Total return (b)	(37.01)%	(2.57)%		15.97%	5.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$205,285	$319,390		$291,204	$113,526
Ratio of expenses to average net assets:
After waivers (a)	1.00%	1.00%		1.00%	1.00%
After waivers and fees paid indirectly (a)	0.98%	0.99%		0.99%	0.99%
Before waivers and fees paid indirectly (a)	1.07%	1.05%		1.06%	1.21%
Ratio of net investment income to average net assets:
After waivers (a)	1.98%	1.62%		1.77%	1.72%
After waivers and fees paid indirectly (a)	2.00%	1.62%		1.78%	1.73%
Before waivers and fees paid indirectly (a)	1.91%	1.57%		1.71%	1.51%
Portfolio turnover rate	39%	23%		23%	18%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01		$0.01	$0.01

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN EMERGING MARKETS EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,
Class IA	2008 (e)		2007 (e)	2006 (e)		2005 (e)	2004

Net asset value, beginning of year	$18.85		$16.23	$12.87		$10.06	$8.20

Income (loss) from investment operations:
Net investment income	0.10		0.05	0.04		0.09	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(10.55)		6.50	4.70		3.23	1.89

Total from investment operations	(10.45)		6.55	4.74		3.32	1.94

Less distributions:
Dividends from net investment income	(0.04)		—	(0.10)		(0.09)	(0.08)
Distributions from realized gains	(0.71)		(3.93)	(1.28)		(0.42)	—

Total dividends and distributions	(0.75)		(3.93)	(1.38)		(0.51)	(0.08)

Net asset value, end of year	$7.65		$18.85	$16.23		$12.87	$10.06

Total return	(57.14)%		42.42%	37.41%		33.04%	24.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$310,097		$1,016,346	$619,212		$162,519	$4,592
Ratio of expenses to average net assets:
After fees paid indirectly	1.43%		1.39%	1.47	%(c)	1.53%	1.50%
Before fees paid indirectly	1.44%		1.39%	1.49	%(c)	1.55%	1.55%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.72%		0.25%	0.24%		0.71%	0.80%
Before fees paid indirectly	0.72%		0.25%	0.22%		0.69%	0.75%
Portfolio turnover rate	105%		101%	69%		52%	57%

	Year Ended December 31,
Class IB	2008 (e)		2007 (e)	2006 (e)		2005 (e)	2004

Net asset value, beginning of year	$18.79		$16.22	$12.87		$10.06	$8.19

Income (loss) from investment operations:
Net investment income	0.05		—	0.03		0.05	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(10.49)		6.50	4.66		3.25	1.89

Total from investment operations	(10.44)		6.50	4.69		3.30	1.93

Less distributions:
Dividends from net investment income	(0.02)		—	(0.06)		(0.07)	(0.06)
Distributions from realized gains	(0.71)		(3.93)	(1.28)		(0.42)	—

Total dividends and distributions	(0.73)		(3.93)	(1.34)		(0.49)	(0.06)

Net asset value, end of year	$7.62		$18.79	$16.22		$12.87	$10.06

Total return	(57.28)%		41.98%	37.07%		32.84%	23.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,167,237		$2,838,075	$1,849,522		$1,140,481	$615,499
Ratio of expenses to average net assets:
After fees paid indirectly	1.68	%(c)	1.64%	1.72	%(c)	1.78%	1.75%
Before fees paid indirectly	1.69	%(c)	1.64%	1.74	%(c)	1.80%	1.80%
Ratio of net investment income to average net assets:
After fees paid indirectly	0.36%		0.01%	0.19%		0.46%	0.55%
Before fees paid indirectly	0.36%		0.01%	0.17%		0.44%	0.50%
Portfolio turnover rate	105%		101%	69%		52%	57%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended December 31,				April 29, 2005* to December 31,
Class IA	2008 (e)	2007 (e)		2006 (e)	2005 (e)

Net asset value, beginning of period	$15.73	$13.58		$12.51	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.17		0.05	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(7.45)	2.88		1.14	2.52

Total from investment operations	(7.42)	3.05		1.19	2.51

Less Distributions:
Dividends from net investment income	—	(0.08)		(0.05)	—
Distributions from realized gains	—	(0.82)		(0.07)	—

Total dividends and distributions	—	(0.90)		(0.12)	—

Net asset value, end of period	$8.31	$15.73		$13.58	$12.51

Total return (b)	(47.17)%	22.74%		9.50%	25.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$44,837	$62,728		$137	$125
Ratio of expenses to average net assets:
After waivers (a)	0.81%	0.80%		0.80%	0.80%
After waivers and fees paid indirectly (a)	0.79%	0.79%		0.76%	0.77%
Before waivers and fees paid indirectly (a)	0.87%	0.85%		0.90%	1.45%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.21%	1.07%		0.38%	(0.12)%
After waivers and fees paid indirectly (a)	0.22%	1.07%		0.41%	(0.09)%
Before waivers and fees paid indirectly (a)	0.15%	1.01%		0.27%	(0.77)%
Portfolio turnover rate	28%	55%		64%	39%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01	$0.01		$0.01	$0.05

	Year Ended December 31,				April 29, 2005* to December 31,
Class IB	2008 (e)	2007 (e)		2006 (e)	2005 (e)

Net asset value, beginning of period	$15.70	$13.56		$12.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.06		0.01	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(7.42)	2.93		1.15	2.51

Total from investment operations	(7.43)	2.99		1.16	2.48

Less Distributions:
Dividends from net investment income	—	(0.03)		(0.01)	—
Distributions from realized gains	—	(0.82)		(0.07)	—

Total dividends and distributions	—	(0.85)		(0.08)	—

Net asset value, end of period	$8.27	$15.70		$13.56	$12.48

Total return (b)	(47.32)%	22.38%		9.33%	24.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$255,766	$378,803		$139,188	$49,826
Ratio of expenses to average net assets:
After waivers (a)	1.06%	1.05%		1.05%	1.05%
After waivers and fees paid indirectly (a)	1.04%	1.04	%(c)	1.01%	1.02%
Before waivers and fees paid indirectly (a)	1.12%	1.10	%(c)	1.15%	1.70%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.06)%	0.39%		0.06%	(0.37)%
After waivers and fees paid indirectly (a)	(0.05)%	0.41%		0.10%	(0.34)%
Before waivers and fees paid indirectly (a)	(0.12)%	0.33%		(0.04)%	(1.02)%
Portfolio turnover rate	28%	55%		64%	39%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01	$0.01		$0.01	$0.05

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/VAN KAMPEN REAL ESTATE PORTFOLIO

FINANCIAL HIGHLIGHTS — (Continued)

Class IA	Year Ended December 31, 2008 (e)	July 2, 2007* to December 31, 2007 (e)

Net asset value, beginning of period	$8.22	$10.00

Income (loss) from investment operations:
Net investment income	0.14	0.09
Net realized and unrealized loss on investments and foreign currency transactions	(3.29)	(1.74)

Total from investment operations	(3.15)	(1.65)

Less Distributions:
Dividends from net investment income	(0.14)	(0.08)
Distributions from realized gains	(0.06)	(0.05)
Return of capital	(0.05)	—

Total dividends and distributions	(0.25)	(0.13)

Net asset value, end of period	$4.82	$8.22

Total return (b)	(38.68)%	(16.41)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$70,718	$137,052
Ratio of expenses to average net assets:
After waivers (a)	1.01%	1.01%
Before waivers (a)	1.05%	1.11%
Ratio of net investment income to average net assets:
After waivers (a)	1.91%	2.09%
Before waivers (a)	1.88%	2.00%
Portfolio turnover rate	38%	20%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$—	#

Class IB	Year Ended December 31, 2008 (e)	July 2, 2007* to December 31, 2007 (e)

Net asset value, beginning of period	$8.22	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.09
Net realized and unrealized loss on investments and foreign currency transactions	(3.30)	(1.75)

Total from investment operations	(3.17)	(1.66)

Less Distributions:
Dividends from net investment income	(0.13)	(0.07)
Distributions from realized gains	(0.06)	(0.05)
Return of capital	(0.05)	—

Total dividends and distributions	(0.24)	(0.12)

Net asset value, end of period	$4.81	$8.22

Total return (b)	(38.97)%	(16.52)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$379,918	$592,541
Ratio of expenses to average net assets:
After waivers (a)	1.26%	1.26%
Before waivers (a)	1.30%	1.36	%(c)
Ratio of net investment income to average net assets:
After waivers (a)	1.78%	1.96%
Before waivers (a)	1.74%	1.91%
Portfolio turnover rate	38%	20%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$— #	$—	#

See Notes to Financial Statements.

EQ ADVISORS TRUST

FINANCIAL HIGHLIGHTS — (Concluded)

*	Commencement of Operations.
****	Prior to December 31, 2007, these ratios were not provided.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
‡‡	Amount is less than 0.01%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for investment income and non-class specific expense.
(d)	Reflects purchases and sales from change in investment strategy.
(e)	Net investment income and capital changes per share are based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds.
(g)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Janus Large Cap Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/TCW Equity Portfolio.
(h)	On July 6, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Capital Guardian U.S. Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/Capital Guardian Research Portfolio.
(i)	On August 17, 2007, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AllianceBernstein Growth & Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2007 represents the results of operations of the EQ/AllianceBernstein Value Portfolio.
(k)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.49)%.
(l)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (38.69)%.
(n)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Equity Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Boston Advisors Equity Income Portfolio.
(o)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Global Socially Responsive Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Calvert Socially Responsible Portfolio.
(p)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Diversified Portfolio and EQ/ MONY Equity Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Capital Guardian Research Portfolio.
(q)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Capital Appreciation Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/ Marsico Focus Portfolio.
(r)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Deep Value Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Mercury Basic Value Equity Portfolio.
(s)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MONY Money Market Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/Money Market Portfolio.
(t)	On September 9, 2005, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Enterprise Multi-Cap Growth Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2005 represents the results of operations of the EQ/ Montag & Caldwell Growth Portfolio.
(u)	On September 9, 2005, this Portfolio converted to a “fund of funds” structure and was renamed EQ/Enterprise Moderate Allocation Portfolio.

The information from January 1, 2002 through December 31, 2004 is that of the predecessor EQ/Enterprise Managed Portfolio. Information for the year ended December 31, 2005 includes the results of the operations of the predecessor EQ/Enterprise Managed Portfolio from January 1, 2005 through September 9, 2005.

(v)	On July 7, 2005, this Portfolio split in the form of a dividend payable in shares of the Portfolio in order to establish a $1.00 net asset value. The dividend consisted of 10.345 shares and 10.303 shares in exchange for one (1) share of the Portfolio’s Class IA and Class IB shares, respectively. All transactions in capital stock and per share data prior to this date have been restated to give effect to the split.
(w)	Includes dividend expense.
(x)	Effective May 1, 2007, the Manager has voluntarily waived management and administration fees and reimbursed all other expenses (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses).
(y)	In 2007, 0.48% and 0.41% of the Portfolio’s total return for Class IA and Class IB, respectively, consists of voluntary payments made by unaffiliated service providers in connection with cash which remained under-invested for a period of time. These payments positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.07 and $0.06, respectively, per share and are included in net realized and unrealized gain on investments and foreign currency transactions.
(z)	In 2007, 0.04% of the Portfolio’s total return for each class consists of a voluntary payment made by the Adviser in connection with cash which remained under-invested for a period of time. This payment positively impacted the net asset value of the Portfolio’s Class IA and Class IB shares by $0.01 per share and is included in net realized and unrealized gain on investments.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.65)%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (39.78)%.
(cc)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.04)%.
(dd)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (42.20)%.

See Notes to Financial Statements.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

Note 1    Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware business trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company with sixty-one diversified portfolios and three non-diversified portfolios (each a “Portfolio”). The non-diversified Portfolios are: EQ/GAMCO Mergers and Acquisitions Portfolio, EQ/Marsico Focus Portfolio, and the EQ/Van Kampen Real Estate Portfolio.

On January 2, 2008, AXA Equitable Life Insurance Company (“AXA Equitable”), an indirect wholly-owned subsidiary of AXA contributed $200,000 in seed capital, split evenly between Class IA and Class IB of each of the following new portfolios: Crossings Conservative Allocation Portfolio, Crossings Conservative-Plus Allocation Portfolio, Crossings Moderate Allocation Portfolio, Crossings Moderate-Plus Allocation Portfolio, and Crossings Aggressive Allocation Portfolio (each a “Crossings Portfolio”; together, the “Crossings Portfolios”).

On April 25, 2007, AXA Equitable contributed $200,000 in seed capital to EQ/Franklin Templeton Founding Strategy Portfolio. Additionally on July 2, 2007, AXA Equitable contributed $200,000 in seed capital to EQ/Van Kampen Real Estate Portfolio. The seed capital for each portfolio was split evenly between Class IA and Class IB shares.

On March 30, 2007, AXA Equitable contributed $100,000 in seed capital to Class IA of the EQ/ PIMCO Real Return Portfolio. Additionally on May 16, 2007, AXA Equitable contributed $100 in seed capital to Class IA of the EQ/TCW Equity Portfolio (now known as the EQ/T. Rowe Price Growth Stock Portfolio). Additionally on June 8, 2007, AXA Equitable contributed $100,000 in seed capital to Class IA of the EQ/GAMCO Mergers & Acquisitions Portfolio and on June 15, 2007, AXA Equitable contributed $100,000 in seed capital to Class IA of the EQ/AXA Rosenberg Value Long/Short Equity Portfolio.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect that risk of loss to be remote.

Each of the investment sub-advisers (each an “Adviser”) independently chooses and maintains a portfolio of securities for its Portfolios.

The All Asset Allocation Portfolio is a type of mutual fund often described as a “fund of funds” mutual fund. The Portfolio pursues its investment objective by investing exclusively in other mutual funds managed by AXA Equitable and other unaffiliated investment companies.

The EQ/Franklin Templeton Founding Strategy Portfolio and the Crossings Portfolios are types of mutual funds often described as “fund of funds.” The Portfolios pursue their investment objective by investing exclusively in other affiliated mutual funds managed by AXA Equitable.

The EQ/International ETF Portfolio is a type of mutual fund often described as a “fund of funds” mutual fund. The Portfolio pursues its investment objective by investing exclusively in other unaffiliated investment companies.

The EQ/International Core PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio, and EQ/Quality Bond PLUS Portfolio (each a “PLUS Portfolio”; together, the “PLUS Portfolios”) employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of securities for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

the security. Similarly, under some market conditions, one Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Adviser were managing the entire Portfolio.

The Trust has the right to issue two classes of shares, Class IA and Class IB. As of and during the year ended December 31, 2008, the Trust had Class IB shares outstanding for each Portfolio except for the EQ/ Government Securities Portfolio. In addition, as of and during the year ended December 31, 2008, the Trust had Class IA shares outstanding for certain Portfolios as shown in the Statement of Assets and Liabilities. The Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, both classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401k Plan. The AXA Equitable 401k Plan is the primary shareholder of Class IA for EQ/International Growth Portfolio.

The investment objectives of each Portfolio are as follows:

All Asset Allocation Portfolio — Seeks long-term capital appreciation and current income.

EQ/Franklin Templeton Founding Strategy Portfolio — Primarily seeks capital appreciation and secondarily income.

EQ/International ETF Portfolio — Seeks long-term capital appreciation.

Crossings Conservative Allocation Portfolio — Seeks a high level of current income.

Crossings Conservative-Plus Allocation Portfolio — Seeks current income and growth of capital, with a greater emphasis on current income.

Crossings Moderate Allocation Portfolio — Seeks long-term capital appreciation and current income.

Crossings Moderate-Plus Allocation Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

Crossings Aggressive Allocation Portfolio — Seeks long-term capital appreciation.

EQ/AllianceBernstein Common Stock Portfolio (advised by AllianceBernstein L.P. (“AllianceBernstein”) (an affiliate of AXA Equitable)) — Seeks to achieve long-term growth of capital.

EQ/AllianceBernstein Intermediate Government Securities Portfolio (advised by AllianceBernstein) — Seeks to achieve high current income consistent with relative stability of principal.

EQ/AllianceBernstein International Portfolio (advised by AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/AllianceBernstein Small Cap Growth Portfolio (advised by AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/Ariel Appreciation II Portfolio (advised by Ariel Investments) — Seeks to achieve long-term capital appreciation.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

EQ/AXA Rosenberg Value Long/Short Equity Portfolio (advised by AXA Rosenberg Investment Management LLC (an affiliate of AXA Equitable)) — Seeks to increase value through bull markets and bear markets using strategies that are designed to limit exposure to general equity market risk.

EQ/BlackRock Basic Value Equity Portfolio (advised by BlackRock Investment Management LLC) — Seeks to achieve capital appreciation and, secondarily, income.

EQ/BlackRock International Value Portfolio (advised by BlackRock Investment Management International Limited) — Seeks to provide current income and long-term growth of income, accompanied by growth of capital.

EQ/Bond Index Portfolio (advised by SSgA Funds Management, Inc. (“SSgA FM”)) — Seeks a total return before expenses that approximates the total return performance of the Barclays Capital U.S. Aggregate Bond Index, including reinvestment of coupon payments, at a risk level consistent with that of the Barclays Capital U.S. Aggregate Bond Index. As of December 1, 2008, SSgA FM replaced Standish Mellon Asset Management Company LLC as the advisor to the Portfolio.

EQ/Boston Advisors Equity Income Portfolio (advised by Boston Advisors, LLC) — Seeks to achieve a combination of growth and income to achieve an above-average and consistent total return.

EQ/Calvert Socially Responsible Portfolio (advised by Calvert Asset Management Company, Inc. and Bridgeway Capital Management, Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Capital Guardian Growth Portfolio (advised by Capital Guardian Trust Company (“Capital Guardian”)) — Seeks to achieve long-term growth of capital.

EQ/Capital Guardian Research Portfolio (advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

EQ/Caywood-Scholl High Yield Bond Portfolio (advised by Caywood-Scholl Capital Management) — Seeks to maximize current income.

EQ/Davis New York Venture Portfolio (advised by Davis Selected Advisers, L.P.) — Seeks to achieve long-term growth of capital.

EQ/Equity 500 Index Portfolio (advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

EQ/Evergreen International Bond Portfolio (advised by Evergreen Investment Management Company, LLC (“Evergreen”) and First International Fund Advisers, LLC dba “Evergreen International Advisors”) — Seeks to achieve capital growth and current income.

EQ/Evergreen Omega Portfolio (advised by Evergreen) — Seeks to achieve long-term capital growth.

EQ/Franklin Income Portfolio (advised by Franklin Advisers, Inc.) — Seeks to maximize income while maintaining prospects for capital appreciation.

EQ/Franklin Small Cap Value Portfolio (advised by Franklin Advisory Services, LLC) — Seeks to achieve long-term total return.

EQ/GAMCO Mergers and Acquisitions Portfolio (advised by GAMCO Asset Management, Inc. (“GAMCO”))— Seeks to achieve capital appreciation.

EQ/GAMCO Small Company Value Portfolio (advised by GAMCO) — Seeks to maximize capital appreciation.

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

EQ/Government Securities Portfolio (advised by BlackRock Financial Management, Inc. (“BlackRock”)) — Seeks to maximize income and capital appreciation through investment in the highest credit quality debt obligations.

EQ/International Core PLUS Portfolio (formerly MarketPLUS International Core Portfolio) (advised by AXA Equitable, Wentworth Hauser and Violich, Inc., Hirayama Investments, LLC (“Hirayama”) and SSgA FM) — Seeks to achieve long-term growth of capital. As of December 1, 2008, SSgA FM replaced Mellon Capital Management Corporation (“Mellon”) as an advisor to the Portfolio. As of December 1, 2008, Hirayama was added as an advisor to the portfolio.

EQ/International Growth Portfolio (advised by MFS Investment Management (“MFS”)) — Seeks to achieve capital appreciation.

EQ/JPMorgan Core Bond Portfolio (advised by JPMorgan Investment Management Inc. (“JPMorgan”)) — Seeks to provide a high total return consistent with moderate risk to capital and maintenance of liquidity.

EQ/JPMorgan Value Opportunities Portfolio (advised by JPMorgan) — Seeks to achieve long-term capital appreciation.

EQ/Large Cap Core PLUS Portfolio (formerly MarketPLUS Large Cap Core Portfolio) (advised by AXA Equitable, Institutional Capital LLC, and SSgA FM) — Seeks to achieve long-term growth of capital with a secondary objective to seek reasonable current income (i.e. moderate income). As of December 1, 2008, SSgA FM replaced Mellon as an advisor to the Portfolio.

EQ/Large Cap Growth Index Portfolio (formerly EQ/AllianceBernstein Large Cap Growth Portfolio) (advised by AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/Large Cap Growth PLUS Portfolio (formerly MarketPLUS Large Cap Growth Portfolio) (advised by AXA Equitable, Marsico Capital Management, LLC (“Marsico”), and SSgA FM) — Seeks to provide long-term capital growth. As of December 1, 2008, SSgA FM replaced Mellon as an advisor to the Portfolio.

EQ/Large Cap Value Index Portfolio (formerly EQ/Legg Mason Value Equity Portfolio)(advised by SSgA FM) — Seeks to achieve long-term growth of capital. As of December 1, 2008, SSgA FM replaced Legg Mason Capital Management, Inc. as the advisor to the Portfolio.

EQ/Large Cap Value PLUS Portfolio (formerly EQ/AllianceBernstein Value Portfolio)(advised by AllianceBernstein and AXA Equitable) — Seeks to achieve capital appreciation. As of December 1, 2008, AXA Equitable was added as an advisor to the Portfolio.

EQ/Long Term Bond Portfolio (advised by BlackRock) — Seeks to maximize income and capital appreciation through investment in long-maturity debt obligations.

EQ/Lord Abbett Growth and Income Portfolio (advised by Lord, Abbett & Co. LLC (“Lord Abbett”)) — Seeks to achieve capital appreciation and growth of income without excessive fluctuation in market value.

EQ/Lord Abbett Large Cap Core Portfolio (advised by Lord Abbett) — Seeks to achieve capital appreciation and growth of income with reasonable risk.

EQ/Lord Abbett Mid Cap Value Portfolio (advised by Lord Abbett) — Seeks to achieve capital appreciation.

EQ/Marsico Focus Portfolio (advised by Marsico) — Seeks to achieve long-term growth of capital.

EQ/Mid Cap Index Portfolio (formerly EQ/FI Mid Cap Portfolio)(advised by SSgA FM) — Seeks to achieve long-term growth of capital. As of December 1, 2008, SSgA FM replaced Fidelity Management & Research Company as the advisor to the Portfolio.

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

EQ/Mid Cap Value PLUS Portfolio (formerly MarketPLUS Mid Cap Value Portfolio) (advised by AXA Equitable, Wellington Management Company, LLP, and SSgA FM) — Seeks to achieve long-term capital appreciation. As of December 1, 2008, SSgA FM replaced Mellon as an advisor to the Portfolio.

EQ/Money Market Portfolio (advised by The Dreyfus Corporation) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Montag & Caldwell Growth Portfolio (advised by Montag & Caldwell, Inc.) — Seeks to achieve capital appreciation.

EQ/Mutual Shares Portfolio (advised by Franklin Mutual Advisers, LLC) — Seeks to achieve capital appreciation which may occasionally be short-term, and, secondarily, income.

EQ/Oppenheimer Global Portfolio (advised by OppenheimerFunds, Inc. (“Oppenheimer”)) — Seeks to achieve capital appreciation.

EQ/Oppenheimer Main Street Opportunity Portfolio (advised by Oppenheimer) — Seeks to achieve long-term capital appreciation.

EQ/Oppenheimer Main Street Small Cap Portfolio (advised by Oppenheimer) — Seeks to achieve capital appreciation.

EQ/PIMCO Real Return Portfolio (advised by Pacific Investment Management Company, LLC) —Seeks to achieve maximum real return consistent with preservation of real capital and prudent investment management.

EQ/Quality Bond PLUS Portfolio (formerly EQ/AllianceBernstein Quality Bond Portfolio) (advised by AllianceBernstein, AXA Equitable, and SSgA FM) — Seeks to achieve high current income consistent with moderate risk to capital. As of December 1, 2008, AXA Equitable and SSgA FM were added as advisors to the Portfolio.

EQ/Short Duration Bond Portfolio (advised by BlackRock) — Seeks to achieve current income with reduced volatility of principal.

EQ/Small Company Index Portfolio (advised by AllianceBernstein) — Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index.

EQ/T. Rowe Price Growth Stock Portfolio (advised by T. Rowe Price Associates, Inc. (“T. Rowe”)) — Seeks to achieve long-term capital appreciation and secondarily income.

EQ/Templeton Growth Portfolio (advised by Templeton Global Advisors Limited) — Seeks to achieve long-term capital growth.

EQ/UBS Growth and Income Portfolio (advised by UBS Global Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

EQ/Van Kampen Comstock Portfolio (advised by Morgan Stanley Investment Management, Inc. (“MSIM”)) — Seeks to achieve capital growth and income.

EQ/Van Kampen Emerging Markets Equity Portfolio (advised by MSIM) — Seeks to achieve long-term capital appreciation.

EQ/Van Kampen Mid Cap Growth Portfolio (advised by MSIM) — Seeks to achieve capital growth.

EQ/Van Kampen Real Estate Portfolio (advised by MSIM) — Seeks to provide above average current income and long-term capital appreciation.

The following is a summary of the significant accounting policies of the Trust:

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Valuation:

The Portfolios are subject to the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of each Portfolio’s fiscal year. This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are summarized below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

A summary of inputs used to value each Portfolio’s net assets as of December 31, 2008 is included in the Portfolio of Investments.

Equity securities listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price (except for securities sold short that are valued at the closing price or the mean of the latest available ask and bid price). Other unlisted equity securities are valued at their last sale price or official closing price or, if no reported sale occurs during the day, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

securities. If a quoted price is unavailable, an equivalent yield or yield spread quote will be obtained from a broker and converted to a price.

Options, including options on futures that are traded on exchanges, are valued at their last sale price, and if the last sale price is not available then the previous day’s sale price is used. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued at fair value under the direction of the Board of Trustees (“Trustees”).

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are unavailable, such bonds will be valued using broker quotes.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

Foreign securities, including foreign government securities, not traded directly, or in American Depository Receipt (ADR) or similar form in the United States, are valued at representative quoted prices from the primary exchange in the currency of the country of origin.

Short-term investment securities, which mature in 60 days or less from the date of valuation, are valued at amortized cost, which approximates market value. Short-term investment securities, which mature in more than 60 days are valued at representative quoted prices. The EQ/Money Market Portfolio values all short-term investment securities at amortized cost, which approximates market value.

Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at fair value under the direction of the Trustees.

Investments in the All Asset Allocation Portfolio are valued based on the net asset value per share of each underlying fund, as described above for securities held by such underlying funds. In addition, underlying investment companies traded on a securities exchange in the All Asset Allocation Portfolio are valued based on the official closing price on the date of valuation.

Investments in the EQ/Franklin Templeton Founding Strategy Portfolio and the Crossings Portfolios are valued based on the net asset value per share of each underlying open-end fund, as described above for securities held by such underlying funds.

Investments in the EQ/International ETF Portfolio are valued based on the official closing price of the underlying investment companies on the date of valuation.

Investments in Exchange Traded Funds (ETFs) are valued based on last sale price on the respective exchange.

Pursuant to procedures approved by the Trustees, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected, as by a method approved by the Trustees, in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

circumstance would materially affect such Portfolio’s net asset value. The value and percentage, based on Total Investments, of the investments that applied these procedures on December 31, 2008 are as follows:

Portfolios:	Market Value	Percentage of Total Investments*
EQ/AllianceBernstein International	$1,529,810,893	96.0%
EQ/BlackRock International Value	1,500,784,331	90.9
EQ/Davis New York Venture	40,069,977	4.2
EQ/Franklin Income	5,461,939	0.6
EQ/GAMCO Mergers & Acquisitions	2,106,328	1.5
EQ/GAMCO Small Company Value	14,375,933	1.2
EQ/International Core PLUS	1,289,045,956	67.7
EQ/International Growth	227,739,074	86.0
EQ/Marsico Focus	43,997,192	2.6
EQ/Mid Cap Index	1,719,496	0.2
EQ/Mid Cap Value PLUS	8,829,040	1.0
EQ/Mutual Shares	162,012,937	28.3
EQ/Oppenheimer Global	58,419,253	57.0
EQ/Templeton Growth	232,606,059	44.8
EQ/T. Rowe Price Growth Stock	17,599,715	5.0
EQ/Van Kampen Mid Cap Growth	26,865,094	8.9
EQ/Van Kampen Emerging Markets Equity	1,104,715,831	78.0

* excluding Investments of Cash Collateral for Securities on Loan

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) is accrued daily. The Trust records gains and losses realized on prepayments received on mortgage-backed securities in interest income.

Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities are presented net of deferred taxes on unrealized gains in the Statement of Assets and Liabilities.

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Treasury Department’s Temporary Guarantee for Money Market Funds

In response to credit market instability, on September 22, 2008 the United States Department of the Treasury (the “Treasury Department”) made available certain funds from its Exchange Stabilization Fund on a temporary basis to assist money market funds in paying their shareholders $1.00 per share upon redemption of fund shares. The Treasury Department’s Temporary Guarantee for Money Market Funds (the “Program”) is limited to assets in money market funds as of the close of business on September 19, 2008 and to shareholders of record as of that date. Participating money market funds are required to make premium payments to participate in the Program. The guarantee would be triggered if a participating money market fund were to be liquidated within thirty days of its net asset value per share falling below

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

$0.995. Upon such a fund’s liquidation, the Program would make up the difference between the liquidation net asset value per share and $1.00. The Program expired on December 18, 2008. The Treasury Department extended the program until September 18, 2009.

On October 6, 2008, the Board approved the participation of the EQ/Money Market Portfolio in the Program for the Program’s initial three-month period. On October 18, 2008, the Portfolio paid a premium of $248,282, equivalent to 0.01% of the Portfolio’s Net Assets as of September 19, 2008 required for the Portfolio to participate in the Program. On December 4, 2008, the Board approved the extension until April 30, 2009 of the participation of the Portfolio in the Program. On December 5, 2008, the Portfolio paid a premium of $372,423, equivalent to 0.015% of the Portfolio’s Net Assets as of September 19, 2008, which was required for the Portfolio to participate in Program extension.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i)	market value of investment securities, other assets and liabilities — at the valuation date.

(ii)	purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on securities.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Portfolios adopted the provisions of the FASB Interpretation number 48 Accounting for Uncertainty in Income Taxes (“the Interpretation”), on December 31, 2007. At December 31, 2008, the Portfolios did not have any liabilities for uncertain tax positions. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year, the Portfolios did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2008 remain subject to examination by the Internal Revenue Service and state taxing authorities. FIN 48 had no impact on the Portfolios for the year ended December 31, 2008.

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (EQ/Money Market Portfolio declares daily and distributes monthly). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences are primarily due to differing book and tax treatments for forward foreign currency transactions, losses due to wash sales transactions, mark-to-market of forward contracts, mark-to-market of passive foreign investment companies, investments in Real Estate Investment Trusts, post-October losses, paydowns, mergers and fund of fund investments. In addition, short-term capital gains and foreign currency gains are treated as capital gains for accounting purposes but are considered ordinary income for tax purposes. Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2008 and December 31, 2007, were as follows:

	Year Ended December 31, 2008				Year Ended December 31, 2007
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
All Asset Allocation	$8,246,414	$11,404,291	$—	$493,379	$11,636,535	$4,171,948	$—	$1,203,649
EQ/Franklin Templeton Founding Strategy	53,197,399	2,156	—	—	11,183,083	51,188	—	2,072
EQ/International ETF†	1,265,032	3,941	—	—	283,316	6,092	93,607	3,941
Crossings Conservative Allocation	15,286	166	—	272	—	—	—	—
Crossings Conservative-Plus Allocation	10,410	406	—	772	—	—	—	—
Crossings Moderate Allocation	9,645	613	—	1,253	—	—	—	—
Crossings Moderate-Plus Allocation	14,554	755	20	4,495	—	—	—	—
Crossings Aggressive Allocation	14,503	1,392	—	6,702	—	—	—	—
EQ/AllianceBernstein Common Stock	110,787,435	—	551,290	—	103,712,060	—	535,398	—
EQ/AllianceBernstein Intermediate Government Securities	25,944,059	—	—	—	30,463,169	—	—	—
EQ/AllianceBernstein International	72,661,663	44,047,591	529,313	—	51,473,492	231,361,291	4,235,577	44,047,591
EQ/AllianceBernstein Small Cap Growth	1,497,883	—	61,931	—	26,009,588	163,108,053	1,450,282	—
EQ/Ariel Appreciation II	506,266	194,002	26,906	—	434,884	293,471	5,534	194,002
EQ/AXA Rosenberg Value Long/Short Equity	323,914	—	—	—	3,529,004	—	328,646	—
EQ/BlackRock Basic Value Equity	70,861,791	17,653,339	2,516,793	—	70,673,815	301,170,436	498,566	17,653,339
EQ/BlackRock International Value	86,330,214	26,258,283	622,944	—	119,359,345	236,212,207	32,238,273	26,258,283
EQ/Bond Index	2,761,908	—	—	—	1,993,606	—	14,682	—
EQ/Boston Advisors Equity Income	15,622,546	4,521,030	—	—	14,691,693	25,726,960	3,359,693	4,311,654
EQ/Calvert Socially Responsible	246,900	1,147,113	25,857	—	232,365	4,489,928	3,229	1,147,113
EQ/Capital Guardian Growth	716,507	—	17,216	—	—	—	57,889	—
EQ/Capital Guardian Research	14,237,767	26,103,370	—	—	9,542,988	32,952,321	—	26,194,526
EQ/Caywood-Scholl High Yield Bond	17,428,595	—	—	—	15,664,921	—	119,818	—

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NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

	Year Ended December 31, 2008				Year Ended December 31, 2007
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/Davis New York Venture	$8,661,633	$—	$—	$—	$4,369,117 $	23,508	$—	$—
EQ/Equity 500 Index	58,377,323	26,593,407	200,397	6,940,256	57,958,452	99,420,121	3,877,781	12,178,156
EQ/Evergreen International Bond	174,851,056	—	12,179,094	—	19,869,267	—	11,296,013	—
EQ/Evergreen Omega†	1,016,136	3,166,794	—	—	2,784,980	8,941,402	—	2,807,194
EQ/Franklin Income	70,447,974	—	183,962	—	31,802,138	175,190	603,047	—
EQ/Franklin Small Cap Value	4,425,841	—	81,202	—	2,887,530	—	—	—
EQ/GAMCO Mergers and Acquisitions	6,481,565	722,437	819,431	—	7,378,724	1,367,087	1,980,169	689,601
EQ/GAMCO Small Company Value	12,031,352	46,018,585	7,487	—	11,524,271	41,365,251	2,750,072	27,352,055
EQ/Government Securities	2,567,696	—	348,270	—	3,463,116	—	—	—
EQ/International Core PLUS†	51,663,682	17,275,993	—	—	65,504,985	312,019,420	14,124,570	17,275,993
EQ/International Growth	4,739,573	5,467,695	109,236	—	3,122,888	10,795,471	1,606,705	5,467,695
EQ/JPMorgan Core Bond	58,833,813	—	1,859,725	—	95,791,471	—	102,346	—
EQ/JPMorgan Value Opportunities	7,886,573	4,675,722	66,215	—	54,371,839	43,130,594	231,940	4,435,209
EQ/Large Cap Core PLUS	9,315,278	—	—	—	6,648,323	57,363,618	—	—
EQ/Large Cap Growth Index	882,091	—	84,593	—	—	—	—	—
EQ/Large Cap Growth PLUS	9,860,857	—	519,336	—	3,310,306	—	209,846	—
EQ/Large Cap Value Index	2,141,586	4,037,210	6,502	—	949,996	3,718,102	79,857	4,037,210
EQ/Large Cap Value PLUS	126,056,375	—	161,862	—	124,184,464	475,958,002	—	—
EQ/Long Term Bond	78,094,147	—	—	—	50,119,522	—	9,411	—
EQ/Lord Abbett Growth and Income	2,881,235	475,188	—	—	4,916,836	7,101,374	37,522	474,657
EQ/Lord Abbett Large Cap Core	1,532,513	477,657	—	—	1,333,920	2,350,539	240,935	476,851
EQ/Lord Abbett Mid Cap Value	7,998,112	7,370,196	—	—	9,518,444	21,240,089	2,711,348	7,367,820
EQ/Marsico Focus†	24,507,149	35,588,975	—	—	12,486,539	358,257,987	8,142,922	34,848,403
EQ/Mid Cap Index	12,059,010	13,760,762	15,640	—	157,360,905	68,773,741	373,466	13,819,227
EQ/Mid Cap Value PLUS	18,189,525	—	—	—	120,539,816	339,069,176	—	—
EQ/Money Market	52,627,897	—	—	—	90,722,846	—	40,146	—
EQ/Montag & Caldwell Growth	776,690	—	—	—	678,685	—	4,624	—
EQ/Mutual Shares	29,773,146	—	—	—	44,654	—	—	—
EQ/Oppenheimer Global	1,824,008	165,241	—	—	1,591,779	—	50,128	164,416
EQ/Oppenheimer Main Street Opportunity	298,117	—	6,182	—	2,205,251	253,989	5,446	—
EQ/Oppenheimer Main Street Small Cap	218,825	13,976	—	—	1,091,895	136,702	155,497	1,569
EQ/PIMCO Real Return	165,032,969	11,633,576	5,612,569	698,716	40,933,638	—	33,628,778	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

	Year Ended December 31, 2008				Year Ended December 31, 2007
	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains

EQ/Quality Bond PLUS	$76,578,291	$—	$8,522,832	$—	$103,884,894	$—	$169,164	$—
EQ/Short Duration Bond	106,120,795	—	—	—	93,318,192	—	229,756	—
EQ/Small Company Index	7,695,453	66,544,034	278,726	—	22,750,434	49,461,383	247,047	9,458,277
EQ/T. Rowe Price Growth Stock	19,988	104,209	15,143	—	13,364,709	19,481,556	16,070	104,209
EQ/Templeton Growth	12,523,730	—	—	—	4,923,144	121,996	—	—
EQ/UBS Growth and Income	2,005,490	—	—	—	1,814,860	—	13,233	—
EQ/Van Kampen Comstock	5,593,660	2,143,340	98,127	—	7,652,229	9,077,591	327,334	2,143,340
EQ/Van Kampen Emerging Markets Equity	60,464,379	92,286,277	806,534	—	156,648,447	507,527,768	55,872,586	92,286,277
EQ/Van Kampen Mid Cap Growth	—	—	—	—	11,680,667	8,446,295	—	—
EQ/Van Kampen Real Estate†	12,544,401	4,224,660	—	—	9,764,555	1,293,352	731,791	4,224,660

† Additionally, the following Portfolios had a Return of Capital during the year ended December 31, 2008:

Portfolios:	Return of Capital
EQ/International ETF	$1,013,614
EQ/Evergreen Omega	131,371
EQ/International Core PLUS	3,067,572
EQ/Marsico Focus	4,488,097
EQ/Van Kampen Real Estate	4,294,632

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2008 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
All Asset Allocation	$1,897,341	$(1,897,341)	$—
EQ/Franklin Templeton Founding Strategy	19,253	84	(19,337)
EQ/International ETF	1,018,075	59	(1,018,134)
Crossings Conservative Allocation	1,006	(982)	(24)
Crossings Conservative-Plus Allocation	816	(792)	(24)
Crossings Moderate Allocation	813	(790)	(23)
Crossings Moderate-Plus Allocation	284	(261)	(23)
Crossings Aggressive Allocation	558	(535)	(23)
EQ/AllianceBernstein Common Stock	(38,178)	38,178	—
EQ/AllianceBernstein Intermediate Government Securities	(566,655)	803,277	(236,622)
EQ/AllianceBernstein International	(2,656,356)	2,656,356	—
EQ/AllianceBernstein Small Cap Growth	(113,933)	6,340	107,593
EQ/Ariel Appreciation II	(988)	988	—
EQ/AXA Rosenberg Value Long/Short Equity	1,264,475	10,618	(1,275,093)

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/BlackRock Basic Value Equity	$(22,596)	$22,596	$—
EQ/BlackRock International Value	(362,906)	362,906	—
EQ/Bond Index	31,544	(15,332)	(16,212)
EQ/Boston Advisors Equity Income	(369,446)	669,644	(300,198)
EQ/Calvert Socially Responsible	(640)	640	—
EQ/Capital Guardian Growth	—	—	—
EQ/Capital Guardian Research	1,167,664	(982,911)	(184,753)
EQ/Caywood-Scholl High Yield Bond	6,937	4,139,001	(4,145,938)
EQ/Davis New York Venture	(193,338)	211,359	(18,021)
EQ/Equity 500 Index	(532,430)	532,430	—
EQ/Evergreen International Bond	96,441,996	(96,441,996)	—
EQ/Evergreen Omega	129,690	1,681	(131,371)
EQ/Franklin Income	(163,086)	163,086	—
EQ/Franklin Small Cap Value	—	3,668	(3,668)
EQ/GAMCO Mergers and Acquisitions	(75,651)	75,651	—
EQ/GAMCO Small Company Value	(74,987)	(1,509)	76,496
EQ/Government Securities	38,794	(38,794)	—
EQ/International Core PLUS	(416,172)	3,483,744	(3,067,572)
EQ/International Growth	(100,364)	100,364	—
EQ/JPMorgan Core Bond	(5,644,314)	5,644,328	(14)
EQ/JPMorgan Value Opportunities	(251,067)	246,177	4,890
EQ/Large Cap Core PLUS	43,614	27,857	(71,471)
EQ/Large Cap Growth Index	—	—	—
EQ/Large Cap Growth PLUS	(202,273)	338,453	(136,180)
EQ/Large Cap Value Index	(1,343)	1,343	—
EQ/Large Cap Value PLUS	(43,740)	43,740	—
EQ/Long Term Bond	498,184	(63,616)	(434,568)
EQ/Lord Abbett Growth and Income	15,988	530	(16,518)
EQ/Lord Abbett Large Cap Core	1,284	944	(2,228)
EQ/Lord Abbett Mid Cap Value	56,731	3,052	(59,783)
EQ/Marsico Focus	2,706,129	2,674,005	(5,380,134)
EQ/Mid Cap Index	(1,272,954)	1,272,954	—
EQ/Mid Cap Value PLUS	854,236	782,332	(1,636,568)
EQ/Money Market	155,550	—	(155,550)
EQ/Montag & Caldwell Growth	996	—	(996)
EQ/Mutual Shares	13,007,329	(12,925,544)	(81,785)
EQ/Oppenheimer Global	(64,770)	77,799	(13,029)
EQ/Oppenheimer Main Street Opportunity	(115)	115	—
EQ/Oppenheimer Main Street Small Cap	(9,601)	17,695	(8,094)
EQ/PIMCO Real Return	(3,136,595)	3,136,595	—
EQ/Quality Bond PLUS	6,246,557	(6,246,557)	—
EQ/Short Duration Bond	2,628,690	(1,964,101)	(664,589)
EQ/Small Company Index	764,235	(501)	(763,734)

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/T. Rowe Price Growth Stock	$(215,367)	$215,367	$—
EQ/Templeton Growth	366,107	(163,440)	(202,667)
EQ/UBS Growth and Income	19,077	—	(19,077)
EQ/Van Kampen Comstock	(4,230)	4,230	—
EQ/Van Kampen Emerging Markets Equity	(8,033,940)	8,033,940	—
EQ/Van Kampen Mid Cap Growth	647,633	69,741	(717,374)
EQ/Van Kampen Real Estate	4,277,310	17,322	(4,294,632)

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period from November 1, 2008 to December 31, 2008, the Portfolios elected to defer until the first business day of 2009 for U.S. Federal income tax purposes net capital and net currency losses as stated below:

Portfolios:	Net Currency Loss	Net Capital Loss
All Asset Allocation	$—	$—
EQ/Franklin Templeton Founding Strategy	—	—
EQ/International ETF	—	315,384
Crossings Conservative Allocation	—	—
Crossings Conservative-Plus Allocation	—	—
Crossings Moderate Allocation	—	—
Crossings Moderate-Plus Allocation	—	—
Crossings Aggressive Allocation	—	—
EQ/AllianceBernstein Common Stock	—	1,752,113,629
EQ/AllianceBernstein Intermediate Government Securities	—	—
EQ/AllianceBernstein International	6,439,454	458,197,338
EQ/AllianceBernstein Small Cap Growth	—	172,166,352
EQ/Ariel Appreciation II	—	2,145,551
EQ/AXA Rosenberg Value Long/Short Equity	—	—
EQ/BlackRock Basic Value Equity	—	113,931,419
EQ/BlackRock International Value	1,511,337	162,565,898
EQ/Bond Index	—	—
EQ/Boston Advisors Equity Income	—	14,039,447
EQ/Calvert Socially Responsible	—	4,233,770
EQ/Capital Guardian Growth	—	14,618,099
EQ/Capital Guardian Research	—	49,409,306
EQ/Caywood-Scholl High Yield Bond	—	2,526,002
EQ/Davis New York Venture	35,147	19,280,362
EQ/Equity 500 Index	—	6,216,455
EQ/Evergreen International Bond	—	2,633,154
EQ/Evergreen Omega	—	14,557
EQ/Franklin Income	1,181	22,197,156
EQ/Franklin Small Cap Value	—	642,064
EQ/GAMCO Mergers and Acquisitions	—	542,219
EQ/GAMCO Small Company Value	—	475,462

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Portfolios:	Net Currency Loss	Net Capital Loss
EQ/Government Securities	$—	$19,675
EQ/International Core PLUS	—	14,642,692
EQ/International Growth	—	11,584,639
EQ/JPMorgan Core Bond	—	28,502,418
EQ/JPMorgan Value Opportunities	—	22,571,377
EQ/Large Cap Core PLUS	—	10,616,353
EQ/Large Cap Growth Index	—	91,758,243
EQ/Large Cap Growth PLUS	—	24,197,061
EQ/Large Cap Value Index	—	78,753,308
EQ/Large Cap Value PLUS	—	964,957,998
EQ/Long Term Bond	—	8,668,656
EQ/Lord Abbett Growth and Income	—	5,928,657
EQ/Lord Abbett Large Cap Core	—	1,810,981
EQ/Lord Abbett Mid Cap Value	—	11,581,519
EQ/Marsico Focus	1,038	119,857,939
EQ/Mid Cap Index	707,734	363,068,386
EQ/Mid Cap Value PLUS	6,326	20,169,164
EQ/Money Market	—	—
EQ/Montag & Caldwell Growth	—	5,858,215
EQ/Mutual Shares	2,867,559	17,398,288
EQ/Oppenheimer Global	2,700	2,650,352
EQ/Oppenheimer Main Street Opportunity	—	2,499,954
EQ/Oppenheimer Main Street Small Cap	20	2,881,687
EQ/PIMCO Real Return	8,660,644	—
EQ/Quality Bond PLUS	—	109,621,569
EQ/Short Duration Bond	—	23,951,123
EQ/Small Company Index	—	13,770,503
EQ/T. Rowe Price Growth Stock	61,025	34,385,432
EQ/Templeton Growth	40,771	18,835,547
EQ/UBS Growth and Income	—	11,713,332
EQ/Van Kampen Comstock	—	20,654,850
EQ/Van Kampen Emerging Markets Equity	—	221,761,809
EQ/Van Kampen Mid Cap Growth	—	15,188,447
EQ/Van Kampen Real Estate	3,019	60,121,139

Fees Paid Indirectly:

For all Portfolios, the Trustees have approved the payment of certain Trust expenses using brokerage recapture arrangements. These payments are reflected in the Statements of Operations. For the year ended December 31, 2008, certain Portfolios reduced expenses under these arrangements as follows:

Portfolios:	Amount
All Asset Allocation	$10,774
EQ/International ETF	39,071
EQ/AllianceBernstein Common Stock	9,223,599
EQ/AllianceBernstein International	470

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Portfolios:	Amount
EQ/AllianceBernstein Small Cap Growth	$187,697
EQ/Ariel Appreciation II	23,039
EQ/BlackRock Basic Value Equity	258,374
EQ/Capital Guardian Growth	27,206
EQ/Capital Guardian Research	133,312
EQ/Davis New York Venture	294,601
EQ/Evergreen Omega	48,659
EQ/Franklin Income	9,366
EQ/GAMCO Mergers and Acquisitions	25,883
EQ/GAMCO Small Company Value	294,625
EQ/International Core PLUS	276,033
EQ/Large Cap Core PLUS	259,335
EQ/Large Cap Growth Index	665,905
EQ/Large Cap Growth PLUS	54,393
EQ/Large Cap Value Index	323,533
EQ/Large Cap Value PLUS	3,521,688
EQ/Lord Abbett Growth and Income	42,093
EQ/Lord Abbett Large Cap Core	8,729
EQ/Lord Abbett Mid Cap Value	29,686
EQ/Marsico Focus	63,419
EQ/Mid Cap Index	2,143,500
EQ/Mid Cap Value PLUS	50,848
EQ/Montag & Caldwell Growth	112,531
EQ/T. Rowe Price Growth	229
EQ/Templeton Growth	10,094
EQ/UBS Growth and Income	40,771
EQ/Van Kampen Comstock	48,362
EQ/Van Kampen Emerging Markets	51,068
EQ/Van Kampen Mid Cap Growth	46,625

Securities Lending:

For all Portfolios, the Trustees have approved the lending of portfolio securities, through JPMorgan Chase Bank N.A. (“JPMorgan Chase”), acting as lending agent to certain broker-dealers, in exchange for negotiated lenders’ fees. By lending investment securities, a Portfolio attempts to increase its net investment income through the return on the investment of cash collateral received on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned (or dividends declared during the term of the loan) would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. Any such loan of a Portfolio’s securities will generally be continuously secured by collateral in cash or high grade debt securities at least equal at all times to the market value of the security loaned. JPMorgan Chase will indemnify each Portfolio from any loss resulting from a borrower’s failure to return a loaned security when due. JPMorgan Chase invests the cash collateral on behalf of the Portfolios and retains a portion of the investment returned. The net amount earned by lending investment securities is included in the Statements of Operations as securities lending income. At December 31, 2008, the cash collateral received by each Portfolio for securities loaned was invested by

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

JPMorgan Chase and is summarized in the Portfolio of Investments. The Portfolios bear the risk of any loss in market value of the investments purchased with cash collateral.

Repurchase Agreements:

Certain Portfolios may enter into repurchase agreements with qualified and Manager-approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on their cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Options Written:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios may purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

The EQ/AXA Rosenberg Value Long/Short Equity Portfolio engages in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Portfolio is held by one broker. The Portfolio is subject to risk of loss if the broker were to fail to perform its obligations

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

under the contractual terms. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions involve risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Portfolio will incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the price of the security declines between those dates.

Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Certain Portfolios may buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if they designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or if they enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statement of Operations. The Advisers may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Swaps:

Certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. Certain Portfolios may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Portfolio under which the parties agree to make payments to each other as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid obligations. A Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust’s Board of Trustees. Swap agreements are stated at market value on the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Notional principal amounts are used to express the extent of involvement in these transactions, but the amount potentially subject to credit risk is much smaller. None of the Portfolios had swap contracts outstanding at December 31, 2008.

Dollar Roll Transactions:

Certain Portfolios may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rates as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities. None of the Portfolios had dollar roll transactions outstanding at December 31, 2008.

Market and Credit Risk:

Written options, futures contracts, forward commitments, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts, over-the-counter options and swaps are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Note 2 Management of the Trust

The Trust has entered into three separate investment management agreements (the “Management Agreements”) with AXA Equitable (the “Manager”). With the exception of the All Asset Allocation Portfolio, EQ/Franklin Templeton Founding Strategy Portfolio, EQ/International ETF Portfolio, and the Crossings Portfolios, the Management Agreements state that the Manager will (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with the Advisers to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. With respect to the Management Agreements for the All Asset Allocation Portfolio, EQ/Franklin Templeton Founding Strategy Portfolio, EQ/International ETF Portfolio, and the Crossings Portfolios, the Management Agreements provide that the Manager will: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios and Underlying ETFs, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) monitor the investment programs and results; (iv) apprise the Trust of developments materially affecting the Portfolios; (v) oversee compliance by the Portfolio with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. For the year ended December 31, 2008, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
All Asset Allocation	0.100% of average daily net assets
EQ/Franklin Templeton Founding Strategy	0.050% of average daily net assets
EQ/International ETF	0.400% of average daily net assets
Crossings Conservative Allocation	0.100% of average daily net assets
Crossings Conservative-Plus Allocation	0.100% of average daily net assets
Crossings Moderate Allocation	0.100% of average daily net assets
Crossings Moderate-Plus Allocation	0.100% of average daily net assets
Crossings Aggressive Allocation	0.100% of average daily net assets
EQ/AllianceBernstein Common Stock	0.350% of average daily net assets
EQ/Bond Index	0.350% of average daily net assets
EQ/Equity 500 Index	0.250% of average daily net assets
EQ/Large Cap Growth Index	0.350% of average daily net assets
EQ/Large Cap Value Index	0.350% of average daily net assets
EQ/Mid Cap Index	0.350% of average daily net assets
EQ/Small Company Index	0.250% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $400 Million	Next $400 Million	Thereafter
EQ/GAMCO Small Company Value	0.800%	0.750%	0.700%
EQ/Government Securities	0.500%	0.350%	0.300%
EQ/Long Term Bond	0.500%	0.350%	0.300%
EQ/T. Rowe Price Growth Stock	0.800%	0.750%	0.700%

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/AllianceBernstein Intermediate Government Securities	0.500%	0.475%	0.450%	0.430%	0.420%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Caywood-Scholl High Yield Bond	0.600%	0.575%	0.550%	0.530%	0.520%
EQ/Evergreen International Bond	0.700%	0.675%	0.650%	0.630%	0.620%
EQ/JPMorgan Core Bond	0.450%	0.425%	0.400%	0.380%	0.370%
EQ/Money Market	0.350%	0.325%	0.280%	0.270%	0.250%
EQ/PIMCO Real Return	0.550%	0.525%	0.500%	0.480%	0.470%
EQ/Short Duration Bond	0.450%	0.425%	0.400%	0.380%	0.370%

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein International	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AllianceBernstein Small Cap Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Ariel Appreciation II	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AXA Rosenberg Value Long/Short Equity	1.400%	1.350%	1.325%	1.300%	1.275%
EQ/BlackRock Basic Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/BlackRock International Value	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Boston Advisors Equity Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Calvert Socially Responsible	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian Growth	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Capital Guardian Research	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Davis New York Venture	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Evergreen Omega	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Franklin Income	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Franklin Small Cap Value	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/GAMCO Mergers and Acquisitions	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/JPMorgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Lord Abbett Growth & Income	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Lord Abbett Large Cap Core	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Lord Abbett Mid Cap Value	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Marsico Focus	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Montag & Caldwell Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Mutual Shares	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Oppenheimer Global	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/Oppenheimer Main Street Opportunity	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Oppenheimer Main Street Small Cap	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Templeton Growth	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/UBS Growth and Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Van Kampen Comstock	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Van Kampen Emerging Markets Equity	1.150%	1.100%	1.075%	1.050%	1.025%
EQ/Van Kampen Mid Cap Growth	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Van Kampen Real Estate	0.900%	0.850%	0.825%	0.800%	0.775%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/International Core PLUS	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Large Cap Core PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Large Cap Growth PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Large Cap Value PLUS	0.500%	0.450%	0.425%	0.400%	0.375%
EQ/Mid Cap Value PLUS	0.550%	0.500%	0.475%	0.450%	0.425%

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Thereafter
EQ/Quality Bond PLUS	0.400%	0.380%	0.360%

Prior to December 1, 2008, the Management Fees for the following Portfolios were as follows:

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
EQ/AllianceBernstein Common Stock	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/Large Cap Growth Index	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/Large Cap Value Index	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Large Cap Value PLUS	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/Mid Cap Index	0.700%	0.650%	0.625%	0.600%	0.575%

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Quality Bond PLUS	0.525%	0.500%	0.475%	0.455%	0.445%

On behalf of the Trust, with the exception of the All Asset Allocation Portfolio, EQ/Franklin Templeton Founding Strategy Portfolio, EQ/International ETF Portfolio, and the Crossings Portfolios, the Manager has entered into an investment advisory agreement (“Advisory Agreements”) with each of the Advisers for the Trust’s Portfolios. Each of the Advisory Agreements obligates the Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Advisers of each Portfolio.

Note 3    Administrative Fees

AXA Equitable serves as Administrator to the Trust. As Administrator, AXA Equitable provides the Trust with necessary administrative, fund accounting, and compliance services. AXA Equitable may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays AXA Equitable an annual fee payable monthly per the following fee schedule:

Fixed Charge

$30,000 for each Portfolio, with the exception of the All Asset Allocation Portfolio, the EQ/Franklin Templeton Founding Strategy Portfolio, the Crossings Portfolios, and the PLUS Portfolios.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Total Trust Average Daily Net Asset Charge*

0.12% on the first $3.0 billion

0.11% on the next $3.0 billion

0.105% on the next $4.0 billion

0.10% on the next $20.0 billion

0.0975% in excess of $30.0 billion

* With the exception of the All Asset Allocation Portfolio, the EQ/Franklin Templeton Founding Strategy, the Crossings Portfolios, and the PLUS Portfolios.

The All Asset Allocation Portfolio, the EQ/Franklin Templeton Founding Strategy, and the Crossings Portfolios each pay an annual rate of 0.15% of average daily net assets plus a fixed charge of $35,000.

Each PLUS Portfolio pays an annual rate of $35,000 for each Portfolio and for each portion of the Portfolio for which separate administrative services are provided, (i.e., each adviser in the multi-advised structure) plus 0.15% of the Portfolio’s average daily net assets.

Pursuant to a sub-administration arrangement with AXA Equitable, JPMorgan Investor Services Co. (“Sub-administrator”) provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services. State Street Bank and Trust Company provides similar accounting services for the EQ/AXA Rosenberg Value Long/Short Equity Portfolio.

Note 4    Custody Fees

The Trust has entered into Custody Agreements with JPMorgan Chase and Custodial Trust Company (“CTC”). The Custody Agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. JPMorgan Chase serves as custodian of the Trust’s portfolio securities and other assets, with the exception of the EQ/AXA Rosenberg Value Long/Short Equity Portfolio. Under the terms of the Custody Agreement between the Trust and JPMorgan Chase, JPMorgan Chase maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. JPMorgan Chase is also required, upon the order of the Trust, to deliver securities held by JPMorgan Chase, and to make payments for securities purchased by the Trust. JPMorgan Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities. CTC serves as the custodian for the EQ/AXA Rosenberg Value Long/Short Equity Portfolio.

Note 5    Distribution Plans

The Trust has entered into distribution agreements with AXA Advisors, LLC and AXA Distributors, LLC, both indirect wholly-owned subsidiaries of AXA Equitable (collectively, the “Distributors”), pursuant to which the Distributors serve as the principal underwriters of the Class IA and Class IB shares of the Trust. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.50% of the average net assets attributable to the Trust’s Class IB shares. The distribution agreements, however, limit payments for services provided under the Distribution Plan to an annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IB shares (0.10% for the shares of each of the Crossings Portfolios). This limitation will be in effect at least until April 30, 2009. The Trust’s Class IA shares are not subject to such fees.

Note 6    Transfer Agent

Boston Financial Data Services (“BFDS”) serves as the transfer agent for the EQ/AXA Rosenberg Value Long/Short Equity Portfolio. Transfer agent fees are based on per account charges, assets and other out of pocket expenses. Additional sub-transfer agent fees may be paid by the portfolios to administrators of omnibus accounts, and have been included in transfer agent fees on the statements of operations.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Note 7    Expense Limitation

The Manager has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which a Portfolio invests and extraordinary expenses) through April 30, 2009 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of such Portfolios’ Class IA Shares (Class IB shares would be 0.25% higher (or 0.10% for those Portfolios indicated by a “†” in the following chart) due to the annual fee under the Trust’s Class IB Distribution Plan) are limited to:

0.10% of average daily net assets of the
All Asset Allocation Portfolio
Crossings Conservative Allocation Portfolio†
Crossings Conservative-Plus Allocation Portfolio†
Crossings Moderate Allocation Portfolio†
Crossings Moderate-Plus Allocation Portfolio†
Crossings Aggressive Allocation Portfolio†
0.15% of average daily net assets of the
EQ/Franklin Templeton Founding Strategy Portfolio
0.40% of average daily net assets of the
EQ/International ETF Portfolio
0.45% of average daily net assets of the
EQ/Bond Index Portfolio
0.70% of average daily net assets of the
EQ/Capital Guardian Growth Portfolio
EQ/PIMCO Real Return Portfolio*
0.72% of average daily net assets of the
EQ/Capital Guardian Research Portfolio*
0.75% of average daily net assets of the
EQ/Government Securities Portfolio
EQ/JPMorgan Value Opportunities Portfolio*
EQ/Large Cap Core PLUS Portfolio*
EQ/Large Cap Growth PLUS Portfolio*
EQ/Large Cap Value Index Portfolio
EQ/Large Cap Value PLUS Portfolio*
EQ/Lord Abbett Growth and Income Portfolio
EQ/Lord Abbett Large Cap Core Portfolio
EQ/Van Kampen Comstock Portfolio
0.80% of average daily net assets of the
EQ/Boston Advisors Equity Income Portfolio
EQ/Caywood-Scholl High Yield Bond Portfolio*
EQ/Large Cap Growth Index Portfolio
EQ/Lord Abbett Mid Cap Value Portfolio
EQ/Mid Cap Value PLUS Portfolio*
EQ/UBS Growth and Income Portfolio
0.85% of average daily net assets of the
EQ/International Core PLUS Portfolio
EQ/Mid Cap Index Portfolio*
EQ/Van Kampen Mid Cap Growth Portfolio*
0.90% of average daily net assets of the
EQ/AllianceBernstein International Portfolio*
EQ/Ariel Appreciation II Portfolio

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

EQ/Calvert Socially Responsible Portfolio*
EQ/Evergreen Omega Portfolio
EQ/Marsico Focus Portfolio
0.95% of average daily net assets of the
EQ/Montag & Caldwell Growth Portfolio*
EQ/T. Rowe Price Growth Stock Portfolio*
1.01% of average daily net assets of the
EQ/Van Kampen Real Estate Portfolio
1.05% of average daily net assets of the
EQ/BlackRock International Value Portfolio*
EQ/Franklin Income Portfolio
EQ/Franklin Small Cap Value Portfolio
EQ/Mutual Shares Portfolio
EQ/Oppenheimer Main Street Opportunity Portfolio
EQ/Oppenheimer Main Street Small Cap Portfolio
1.10% of average daily net assets of the
EQ/Oppenheimer Global Portfolio
EQ/Templeton Growth Portfolio
1.74% of average daily net assets of the
EQ/AXA Rosenberg Value Long/Short Equity Portfolio

* Prior to November 3, 2008, the expense limitations were limited to:

0.60% of average daily net assets of the
EQ/JPMorgan Core Bond Portfolio**
EQ/Short Duration Bond Portfolio**
EQ/Small Company Index Portfolio**
0.65% of average daily net assets of the
EQ/PIMCO Real Return Portfolio
0.70% of average daily net assets of the
EQ/BlackRock Basic Value Equity Portfolio**
EQ/Capital Guardian Research Portfolio
EQ/JPMorgan Value Opportunities Portfolio
EQ/Large Cap Core PLUS Portfolio
EQ/Large Cap Growth PLUS Portfolio
EQ/Large Cap Value PLUS Portfolio
0.75% of average daily net assets of the
EQ/Caywood-Scholl High Yield Bond Portfolio
EQ/Long Term Bond Portfolio**
EQ/Mid Cap Index Portfolio
EQ/Mid Cap Value PLUS Portfolio
0.80% of average daily net assets of the
EQ/Calvert Socially Responsible Portfolio
EQ/Van Kampen Mid Cap Growth Portfolio
0.85% of average daily net assets of the
EQ/AllianceBernstein International Portfolio
0.90% of average daily net assets of the
EQ/Evergreen International Bond Portfolio**
EQ/Montag & Caldwell Growth Portfolio
EQ/T. Rowe Price Growth Stock Portfolio
1.00% of average daily net assets of the
EQ/BlackRock International Value Portfolio
1.05% of average daily net assets of the
EQ/Davis New York Venture Portfolio**

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

EQ/GAMCO Small Company Value Portfolio**
1.20% of average daily net assets of the
EQ/GAMCO Mergers and Acquisitions Portfolio**
1.30% of average daily net assets of the
EQ/International Growth Portfolio**
1.55% of average daily net assets of the
EQ/Van Kampen Emerging Markets Equity Portfolio**

** Effective November 3, 2008, the expense limitation for these Portfolios was eliminated.

The Manager first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to the Manager the management fees waived or other expenses assumed and paid for by the Manager pursuant to the Expense Limitation Agreement within the prior five fiscal years (prior three fiscal years for certain Portfolios, as indicated by a “†” in the following chart), provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Trust’s Board of Trustees on a quarterly basis. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by the Manager. During the year ended December 31, 2008, the Manager received a total of $434,396 in reimbursement for all of the Portfolios within the Trust. At December 31, 2008, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

	Amount Eligible through					Total Eligible for Reimbursement

Portfolios:	2009	2010	2011	2012	2013
All Asset Allocation†	$1,039,115	$960,420	$805,935	$—	$—	$2,805,470
EQ/Franklin Templeton Founding Strategy†	—	673,044	2,549,322	—	—	3,222,366
EQ/International ETF†	67,272	99,523	132,765	—	—	299,560
Crossings Conservative Allocation†	—	—	117,238	—	—	117,238
Crossings Conservative-Plus Allocation†	—	—	117,194	—	—	117,194
Crossings Moderate Allocation†	—	—	117,197	—	—	117,197
Crossings Moderate-Plus Allocation†	—	—	117,243	—	—	117,243
Crossings Aggressive Allocation†	—	—	117,498	—	—	117,498
EQ/AllianceBernstein International†	1,045,387	1,390,356	1,300,439	—	—	3,736,182
EQ/Ariel Appreciation II†	85,294	65,395	79,197	—	—	229,886
EQ/BlackRock International Value	—	—	146,307	32,212	492,316	670,835
EQ/Bond Index†	38,256	100,312	180,468	—	—	319,036
EQ/Boston Advisors Equity Income†	288,916	420,627	485,866	—	—	1,195,409
EQ/Calvert Socially Responsible†	41,527	70,345	67,450	—	—	179,322
EQ/Capital Guardian Growth	101,921	94,423	272,496	415,984	402,947	1,287,771
EQ/Capital Guardian Research†	526,956	991,819	1,020,301	—	—	2,539,076
EQ/Caywood-Scholl High Yield Bond†	62,793	21,700	86,040	—	—	170,533
EQ/Evergreen Omega	—	81,032	25,579	—	—	106,611
EQ/Franklin Small Cap Value†	58,929	71,672	116,277	—	—	246,878
EQ/Government Securities†	—	—	27,645	—	—	27,645

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

	Amount Eligible through					Total Eligible for Reimbursement

Portfolios:	2009	2010	2011	2012	2013
EQ/International Core PLUS†	$658,474	$442,276	$335,243	$—	$—	$1,435,993
EQ/JPMorgan Value Opportunities	—	—	98,825	248,506	224,884	572,215
EQ/Large Cap Core PLUS	—	—	114,703	146,780	326,213	587,696
EQ/Large Cap Growth Index†	1,849,896	1,741,446	1,415,221	—	—	5,006,563
EQ/Large Cap Growth PLUS	—	—	—	—	216,862	216,862
EQ/Large Cap Value Index†	117,218	161,697	134,701	—	—	413,616
EQ/Large Cap Value PLUS†*	—	461,972	923,581	178,145	—	1,563,698
EQ/Lord Abbett Growth and Income†	134,994	145,834	192,645	—	—	473,473
EQ/Lord Abbett Large Cap Core†	114,938	92,648	124,755	—	—	332,341
EQ/Lord Abbett Mid Cap Value†	120,320	182,596	217,793	—	—	520,709
EQ/Marsico Focus†	1,701,514	3,153,976	3,059,223	—	—	7,914,713
EQ/Mid Cap Index†	411,596	1,036,981	956,307	—	—	2,404,884
EQ/Mid Cap Value PLUS	—	—	—	—	196,454	196,454
EQ/Montag & Caldwell Growth†	—	—	7,279	—	—	7,279
EQ/Mutual Shares†	65,867	158,880	475,862	—	—	700,609
EQ/Oppenheimer Global†	63,288	345,977	378,206	—	—	787,471
EQ/Oppenheimer Main Street Opportunity†	63,541	96,077	343,061	—	—	502,679
EQ/Oppenheimer Main Street Small Cap†	65,666	205,016	556,226	—	—	826,908
EQ/PIMCO Real Return†	776,946	340,134	387,421	—	—	1,504,501
EQ/T. Rowe Price Growth Stock†	70,566	146,409	214,597	—	—	431,572
EQ/Templeton Growth†	54,826	135,135	137,735	—	—	327,696
EQ/UBS Growth and Income†	165,722	247,986	233,523	—	—	647,231
EQ/Van Kampen Comstock†	121,881	160,436	184,465	—	—	466,782
EQ/Van Kampen Mid Cap Growth†	103,619	143,892	248,140	—	—	495,651
EQ/Van Kampen Real Estate†	—	170,517	256,132	—	—	426,649

* Prior to May 23, 2007, the Portfolio was eligible to reimburse the Manager for the prior five fiscal years.

The All Asset Allocation Portfolio invests in shares of other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable and exchange traded securities of other investment companies (“Underlying ETFs”). Therefore, the All Asset Allocation Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the Underlying ETFs and the investment return of the All Asset Allocation Portfolio is reduced by each Underlying Portfolio’s and each Underlying ETF’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the All Asset Allocation Portfolio’s investments in Underlying Portfolios and Underlying ETFs is:

Portfolio:	Range of Expenses
All Asset Allocation	0.85% to 1.10%

Thus, the net expense ratio of the Class IB shares of the All Asset Allocation Portfolio, including the All Asset Allocation Portfolio’s direct and indirect expenses, would range from:

Portfolio:	Class IB
All Asset Allocation	1.20% to 1.45%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Absent the Expense Limitation Agreement of the All Asset Allocation Portfolio, the total expense ratio of the Class IB shares of the All Asset Allocation Portfolio would range from:

Portfolio:	Class IB
All Asset Allocation	1.40% to 1.65%

The Crossings Portfolios invest in shares of Underlying Portfolios. Therefore, each of the Crossings Portfolios, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each of the Crossings Portfolios are reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with each of the Crossings Portfolios’ investments in Underlying Portfolios is:

Portfolios:	Range of Expenses
Crossings Conservative Allocation	0.40% to 0.65%
Crossings Conservative-Plus Allocation	0.40% to 0.65%
Crossings Moderate Allocation	0.45% to 0.70%
Crossings Moderate-Plus Allocation	0.45% to 0.70%
Crossings Aggressive Allocation	0.50% to 0.75%

Thus, the net expense ratio of the Class IA and Class IB shares of each of the Crossings Portfolios, including the Crossings Portfolios’ direct and indirect expenses, would range from:

Portfolios:	Class IA	Class IB
Crossings Conservative Allocation	0.50% to 0.75%	0.60% to 0.85%
Crossings Conservative-Plus Allocation	0.50% to 0.75%	0.60% to 0.85%
Crossings Moderate Allocation	0.55% to 0.80%	0.65% to 0.90%
Crossings Moderate-Plus Allocation	0.55% to 0.80%	0.65% to 0.90%
Crossings Aggressive Allocation	0.60% to 0.85%	0.70% to 0.95%

Absent the Expense Limitation Agreement of the Crossings Portfolios, the total expense ratio of the Class IA and Class IB shares of the Crossings Portfolios would range from:

Portfolios:	Class IA	Class IB
Crossings Conservative Allocation	56.90% to 57.15%	57.00% to 57.25%
Crossings Conservative-Plus Allocation	61.70% to 61.95%	61.80% to 62.05%
Crossings Moderate Allocation	61.35% to 61.60%	61.45% to 61.70%
Crossings Moderate-Plus Allocation	59.10% to 59.35%	59.20% to 59.45%
Crossings Aggressive Allocation	45.55% to 45.80%	45.65% to 45.90%

The EQ/Franklin Templeton Founding Strategy Portfolio invests exclusively in shares of Underlying Portfolios managed by AXA Equitable. Therefore, the EQ/Franklin Templeton Founding Strategy Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of the EQ/Franklin Templeton Founding Strategy Portfolio is reduced by each Underlying Portfolio’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the EQ/Franklin Templeton Founding Strategy Portfolio’s investments in Underlying Portfolios is:

Portfolio:	Range of Expenses
EQ/Franklin Templeton Founding Strategy	1.00% to 1.25%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Thus, the net expense ratio of the Class IA shares and Class IB shares of the EQ/Franklin Templeton Founding Strategy Portfolio, including the EQ/Franklin Templeton Founding Strategy Portfolio’s direct and indirect expenses, would range from:

Portfolio:	Class IA	Class IB
EQ/Franklin Templeton Founding Strategy	1.00% to 1.25%	1.25% to 1.50%

Absent the Expense Limitation Agreement of the EQ/Franklin Templeton Founding Strategy Portfolio, the total expense ratio of the Class IA shares and Class IB shares of the EQ/Franklin Templeton Founding Strategy Portfolio would range from:

Portfolio:	Class IA	Class IB
EQ/Franklin Templeton Founding Strategy	1.20% to 1.45%	1.45% to 1.70%

The EQ/International ETF Portfolio invests primarily in Underlying ETFs. Therefore, the EQ/ International ETF Portfolio, in addition to its own expenses such as management fees, bears its pro-rata share of the fees and expenses incurred by the Underlying ETFs and the investment return of the EQ/ International ETF Portfolio is reduced by each Underlying ETF’s expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the EQ/International ETF Portfolio’s investments in Underlying ETFs is:

Portfolios:	Range of Expenses
EQ/International ETF	0.40% to 0.65%

Thus, the net expense ratio of the Class IA shares and Class IB shares of the EQ/International ETF Portfolio, including the EQ/International ETF Portfolio’s direct and indirect expenses, would range from:

Portfolios:	Class IA	Class IB
EQ/International ETF	0.80% to 1.05%	1.05% to 1.30%

Absent the Expense Limitation Agreement of the EQ/International ETF Portfolio, the total expense ratio of the Class IA shares and the Class IB shares of the EQ/International ETF Portfolio would range from:

Portfolios:	Class IA	Class IB
EQ/International ETF	1.25% to 1.50%	1.50% to 1.75%

The PLUS Portfolios invest approximately 10% of net assets in shares of Underlying ETFs. Therefore, the PLUS Portfolios, in addition to their own expenses such as management fees, bear their pro-rata share of the fees and expenses incurred by the Underlying ETFs and the investment returns of the PLUS Portfolios are reduced by each Underlying ETFs’ expenses. The range of expenses (as a percentage of average daily net assets) incurred indirectly in connection with the PLUS Portfolios’ investments in Underlying ETFs is:

Portfolios:	Range of Expenses
EQ/International Core PLUS	0.00% to 0.25%
EQ/Large Cap Core PLUS	0.00% to 0.25%
EQ/Large Cap Growth PLUS	0.00% to 0.25%
EQ/Mid Cap Value PLUS	0.00% to 0.25%

Thus, the net expense ratio of the Class IA shares and Class IB shares of the PLUS Portfolios, including the PLUS Portfolios’ direct and indirect expenses, would range from:

Portfolios:	Class IA	Class IB
EQ/International Core PLUS	0.85% to 1.10%	1.10% to 1.35%
EQ/Large Cap Core PLUS	0.70% to 0.95%	0.95% to 1.20%
EQ/Large Cap Growth PLUS	0.70% to 0.95%	0.95% to 1.20%
EQ/Mid Cap Value PLUS	0.75% to 1.00%	1.00% to 1.25%

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Absent the Expense Limitation Agreement of the PLUS Portfolios, the total expense ratio of the Class IA shares and the Class IB shares of the PLUS Portfolios would range from:

Portfolios:	Class IA	Class IB
EQ/International Core PLUS	0.85% to 1.10%	1.10% to 1.35%
EQ/Large Cap Core PLUS	0.80% to 1.05%	1.05% to 1.30%
EQ/Large Cap Growth PLUS	0.70% to 0.95%	0.95% to 1.20%
EQ/Mid Cap Value PLUS	0.76% to 1.01%	1.01% to 1.26%

Note 8    Trustees Deferred Compensation Plan

A deferred compensation plan (the “Deferred Compensation Plan”) for the benefit of the Independent Trustees has been adopted by the Trust. Under the Deferred Compensation Plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services. Each Trustee may defer payment of such fees until their retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the Deferred Compensation Plan, together with accrued earnings thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. At December 31, 2008, the total amount deferred by the Trustees participating in the Deferred Compensation Plan was $580,162 for all the Portfolios within the Trust.

Note 9    Percentage of Ownership by Affiliated Portfolios

At December 31, 2008, AXA Equitable held investments in each of the Portfolios as follows:

Portfolios:	Percentage of Ownership
EQ/International ETF	5.15%
EQ/Franklin Templeton Founding Strategy	0.01
Crossings Conservative Allocation	64.67
Crossings Conservative-Plus Allocation	77.91
Crossings Moderate Allocation	71.12
Crossings Moderate-Plus Allocation	16.27
Crossings Aggressive Allocation	20.12
EQ/AllianceBernstein Common Stock	0.01
EQ/AllianceBernstein Intermediate Government Securities	0.02
EQ/AllianceBernstein International	0.01
EQ/AllianceBernstein Small Cap Growth	0.01
EQ/Ariel Appreciation II	2.11
EQ/AXA Rosenberg Equity Long/Short	0.03
EQ/BlackRock Basic Value	0.02
EQ/BlackRock International Equity	0.02
EQ/Boston Advisors Equity Income	0.04
EQ/Calvert Socially Responsible	0.16
EQ/Capital Guardian Growth	0.03
EQ/Capital Guardian Research	0.01
EQ/Caywood-Scholl High Yield Bond	0.04
EQ/Davis New York Venture	—#
EQ/Equity 500 Index	0.01
EQ/Evergreen International Bond	0.01
EQ/Evergreen Omega	0.07
EQ/Franklin Income	0.01

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Portfolios:	Percentage of Ownership
EQ/Franklin Small Cap Value	0.08%
EQ/GAMCO Mergers & Acquisitions	0.01
EQ/International Core PLUS	0.01
EQ/International Growth	0.02
EQ/JPMorgan Core Bond	—#
EQ/JPMorgan Value Opportunities	0.04
EQ/Large Cap Core PLUS	0.05
EQ/Large Cap Growth Index	0.02
EQ/Large Cap Growth PLUS	0.02
EQ/Large Cap Value Index	1.55
EQ/Large Cap Value PLUS	—#
EQ/Long Term Bond	0.01
EQ/Lord Abbett Growth & Income	0.02
EQ/Lord Abbett Large Cap Core	0.10
EQ/Lord Abbett Mid Cap Value	0.09
EQ/Marsico Focus	0.01
EQ/Mid Cap Index	0.02
EQ/Mid Cap Value PLUS	0.01
EQ/Money Market	0.04
EQ/Montag & Caldwell Growth	—#
EQ/Mutual Shares	0.08
EQ/Oppenheimer Global	0.09
EQ/Oppenheimer Main Street Opportunity	16.52
EQ/Oppenheimer Main Street Small Cap	8.02
EQ/PIMCO Real Return	0.01
EQ/Quality Bond PLUS	0.02
EQ/Short Duration Bond	—#
EQ/Small Company Index	0.05
EQ/T. Rowe Price Growth Stock	0.03
EQ/Templeton Growth	0.01
EQ/UBS Growth and Income	0.02
EQ/Van Kampen Emerging Markets	0.01
EQ/Van Kampen Comstock	0.02
EQ/Van Kampen Mid Cap Growth	0.01

# Percentage of ownership is less than 0.005%.

Shares of some of the Portfolios are held by the All Asset Allocation Portfolio, EQ/Franklin Templeton Founding Strategy Portfolio, Crossings Portfolios, AXA Allocation Portfolios and Target Allocation Portfolios of the AXA Premier VIP Trust, an entity also advised by AXA Equitable. The following tables represent the percentage of ownership that the All Asset Allocation Portfolio, the EQ/ Franklin Templeton Founding Strategy Portfolio, each Crossings Portfolio, and each AXA Allocation

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Portfolio and Target Allocation Portfolio has in each respective underlying investment company’s net assets as of December 31, 2008.

Portfolios:	All Asset Allocation	EQ/Franklin Templeton Founding Strategy
EQ/AXA Rosenberg Value Long/Short Equity	6.11%	—%
EQ/BlackRock Basic Value Equity	0.58	—
EQ/BlackRock International Value	0.52	—
EQ/Boston Advisors Equity	0.76	—
EQ/Davis New York Venture	0.63	—
EQ/Evergreen International Bond	0.29	—
EQ/Franklin Income	—	42.04
EQ/Franklin Small Cap Value	1.41	—
EQ/GAMCO Mergers and Acquisitions	4.51	—
EQ/GAMCO Small Company Value	0.64	—
EQ/International Core PLUS	1.01	—
EQ/Large Cap Core PLUS	0.76	—
EQ/Large Cap Growth PLUS	0.45	—
EQ/Large Cap Value PLUS	0.03	—
EQ/Long Term Bond	1.03	—
EQ/Marsico Focus	0.30	—
EQ/Money Market	0.07	—
EQ/Mutual Shares	—	59.17
EQ/PIMCO Real Return	0.37	—
EQ/Quality Bond PLUS	0.29
EQ/Short Duration Bond	0.57	—
EQ/Small Company Index	0.35	—
EQ/Templeton Growth	—	62.98
EQ/Van Kampen Emerging Markets Equity	0.45	—
EQ/Van Kampen Real Estate	1.28	—
Multimanager Core Bond	0.30	—
Multimanager High Yield	0.19	—
Multimanager International Equity	0.59	—
Multimanager Large Cap Core Equity	1.12	—
Multimanager Large Cap Value	0.54	—
Multimanager Mid Cap Growth	0.35	—
Multimanager Mid Cap Value	0.65	—
Multimanager Small Cap Growth	0.96	—
Multimanager Small Cap Value	0.09	—

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Portfolios:	Crossings Conservative Allocation	Crossings Conservative- Plus Allocation	Crossings Moderate Allocation	Crossings Moderate- Plus Allocation	Crossings Aggressive Allocation
EQ/International ETF	0.03%	0.03%	0.03%	0.09%	0.12%
EQ/Bond Index	0.60	0.15	0.13	0.24	0.09
EQ/Equity 500 Index	—#	—#	—#	—#	0.01
EQ/Evergreen International Bond	—#	—#	—#	—	—
EQ/International Core PLUS	—#	—#	—#	—#	0.01
EQ/Large Cap Core PLUS	—#	—#	—#	0.01	0.01
EQ/Large Cap Growth PLUS	—#	—#	—#	—#	—#
EQ/Mid Cap Value PLUS	—#	—#	—#	—#	—#
EQ/PIMCO Real Return	—#	—#	—#	—	—
EQ/Small Company Index	—	—#	—#	0.01	0.01
EQ/Van Kampen Emerging Markets Equity	—#	—#	—#	—#	—#
Multimanager High Yield	—#	—#	—#	—	—

# Percentage of ownership is less than 0.005%.

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/BlackRock Basic Value Equity	1.40%	2.60%	20.76%	30.39%	10.52%
EQ/BlackRock International Value	0.54	1.17	8.81	20.47	10.62
EQ/Boston Advisors Equity	1.86	4.84	19.37	24.14	6.01
EQ/Davis New York Venture	1.97	3.34	20.36	30.30	14.55
EQ/Evergreen International Bond	9.67	7.04	31.61	—	—
EQ/Franklin Small Cap Value	—	4.52	24.16	32.63	14.32
EQ/GAMCO Small Company Value	—	1.50	11.86	14.73	6.52
EQ/International Core PLUS	1.07	2.72	20.41	30.52	8.11
EQ/Large Cap Core PLUS	2.62	3.98	30.43	38.33	12.18
EQ/Large Cap Growth PLUS	2.09	3.29	24.01	36.53	14.28
EQ/Large Cap Value PLUS	0.15	0.20	2.75	5.04	1.80
EQ/Long Term Bond	10.95	7.29	34.56	29.83	—
EQ/Marsico Focus	0.04	0.07	0.30	0.38	0.27
EQ/Money Market	8.19	6.16	10.82	3.73	—
EQ/PIMCO Real Return	5.42	4.16	20.84	13.87	1.22
EQ/Quality Bond PLUS	1.84	1.97	39.36	8.36	0.44
EQ/Short Duration Bond	12.78	7.49	38.13	31.38	—
EQ/Small Company Index	—	0.84	14.07	8.35	0.96
EQ/Van Kampen Emerging Markets Equity	0.30	0.67	5.51	7.63	2.56

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation
EQ/International ETF	32.48%	35.22%	17.64%	9.21%
EQ/Bond Index	23.52	13.59	2.83	—
EQ/Equity 500 Index	0.62	0.79	0.43	0.23
EQ/PIMCO Real Return	0.03	0.02	0.01	—
EQ/Small Company Index	0.41	0.55	0.26	0.15
EQ/Van Kampen Emerging Market Equity	0.20	0.20	0.10	0.05

Note 10 New Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

Note 11 Substitution and Reorganization Transactions

On or about May 25, 2007, the EQ/Capital Guardian International Portfolio converted to a multimanaged Portfolio and the name change to MarketPLUS International Core Portfolio. In addition, Capital Guardian Trust Company was replaced as the sub-adviser and AXA Equitable, Mellon, and Wentworth were added as sub-advisers.

On or about May 25, 2007, the EQ/MFS Investors Trust Portfolio converted to a multi-managed portfolio and the name changed to MarketPLUS Large Cap Core Portfolio. In addition, MFS Investment Management was replaced as the sub-adviser and AXA Equitable, Mellon, and Institutional Capital LLC were added as sub-advisers.

On or about May 25, 2007, the EQ/FI Mid Cap Value Portfolio converted to a multi-managed portfolio and the name changed to MarketPLUS Mid Cap Value Portfolio. In addition, Fidelity Management & Research Company was replaced as the sub-adviser and AXA Equitable, Mellon, and Wellington were added as sub-advisers.

On or about May 25, 2007, the EQ/MFS Emerging Growth Portfolio converted to a multi-managed portfolio and the name changed to MarketPLUS Large Cap Growth Portfolio. In addition, MFS Investment Management & Research Company was replaced as the sub-adviser and AXA Equitable, Mellon, and Marsico were added as sub-advisers.

After the close of business on May 25, 2007, the EQ/Small Company Growth Portfolio merged into Multimanager Small Cap Growth Portfolio of the AXA Premier VIP Trust.

After the close of business on May 25, 2007, the EQ/Small Company Value Portfolio merged into Multimanager Small Cap Value Portfolio of the AXA Premier VIP Trust.

On or about May 25, 2007, the EQ/Mercury Basic Value Equity Portfolio changed its name to EQ/BlackRock Basic Value Equity Portfolio.

On or about May 25, 2007, the EQ/Mercury International Value Portfolio changed its name to EQ/BlackRock International Value Portfolio.

After the close of business July 6, 2007, the EQ/TCW Equity Portfolio acquired the net assets of the EQ/Janus Large Cap Growth Portfolio pursuant to a Plan of Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Continued)

December 31, 2008

tax-free exchange resulting in the EQ/TCW Equity Portfolio issuing 49,277 Class IA shares and 15,649,256 Class IB shares (valued at $1,145,616 and $363,177,199 respectively) in exchange for Class IA shares and Class IB shares of the EQ/Janus Large Cap Growth Portfolio. EQ/Janus Large Cap Growth Portfolio’s net assets at that date of $364,322,815, including $55,864,520 of unrealized appreciation, were combined with those of EQ/TCW Equity Portfolio. Also, the sub-adviser, TCW Investment Management Company was replaced by T. Rowe Price Associates, Inc. and the Portfolio’s name changed to EQ/T. Rowe Price Growth Stock Portfolio. Prior to the combination, the net assets of the Portfolio totaled $245,629,719. Immediately after the combination, the net assets of the Portfolio totaled $609,952,534.

After the close of business July 6, 2007, EQ/Capital Guardian Research Portfolio acquired the net assets of the EQ/Capital Guardian U.S. Equity Portfolio pursuant to a Plan of Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Capital Guardian Research Portfolio issuing 778,805 Class IA shares and 83,568,318 Class IB shares (valued at $11,748,768 and $1,260,059,081 respectively) in exchange for Class IA shares and Class IB shares of the EQ/Capital Guardian U.S. Equity Portfolio. EQ/Capital Guardian U.S. Equity Portfolio’s net assets at that date of $1,271,807,849, including $228,821,600 of unrealized appreciation, were combined with those of EQ/Capital Guardian Research Portfolio. Prior to the combination, the net assets of the Portfolio totaled $1,072,297,822. Immediately after the combination, the net assets of the Portfolio totaled $2,344,105,671.

After the close of business on July 6, 2007, the net assets of the EQ/Wells Fargo Montgomery Small Cap Portfolio merged into Multimanager Small Cap Growth Portfolio of the AXA Premier VIP Trust.

On or about July 6, 2007, the EQ/Enterprise Moderate Allocation Portfolio changed its name to All Asset Allocation Portfolio.

After the close of business August 17, 2007, EQ/AllianceBernstein Value Portfolio acquired the net assets of the EQ/AllianceBernstein Growth & Income Portfolio pursuant to a Plan of Reorganization and Termination. For accounting purposes, this transaction is treated as a merger. The reorganization was accomplished by a tax-free exchange resulting in the EQ/AllianceBernstein Value Portfolio issuing 91,295,958 Class IA shares and 95,845,374 Class IB shares (valued at $1,488,517,275 and $1,559,197,003 respectively) in exchange for Class IA shares and Class IB shares of the EQ/AllianceBernstein Growth & Income Portfolio. EQ/AllianceBernstein Growth & Income Portfolio’s net assets at that date of $3,047,714,278, including $478,057,927 of unrealized appreciation, were combined with those of EQ/AllianceBernstein Value Portfolio. Prior to the combination, the net assets of the Portfolio totaled $4,602,226,100. Immediately after the combination, the net assets of the Portfolio totaled $7,649,940,378.

After the close of business on August 17, 2007, the EQ/Van Kampen Real Estate Portfolio received an in-kind transfer of securities from non-affiliated portfolios in the amount of $822,530,922, in exchange for Class IA Shares of the Portfolio.

On or about December 1, 2008, EQ/AllianceBernstein Large Cap Growth Portfolio changed its name to EQ/Large Cap Growth Index Portfolio.

On or about December 1, 2008, EQ/Legg Mason Value Equity Portfolio changed its name to EQ/Large Cap Value Index Portfolio. In addition, SSgA FM replaced Legg Mason as sub-advisor.

On or about December 1, 2008, EQ/FI Mid Cap Portfolio changed its name to EQ/Mid Cap Index Portfolio. In addition, SSgA FM replaced Fidelity as sub-advisor.

On or about December 1, 2008, EQ/AllianceBernstein Quality Bond Portfolio converted to a multi-manager portfolio and the name changed to EQ/Quality Bond PLUS Portfolio. In addition, SSgA FM and AXA Equitable were added as sub-advisors.

On or about December 1, 2008, EQ/AllianceBernstein Value Portfolio converted to a multi-manager portfolio and the name changed to EQ/Large Cap Value PLUS Portfolio. In addition, AXA Equitable was added as a sub-advisor.

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS — (Concluded)

December 31, 2008

Note 12 Subsequent Events

At a meeting held on December 3 & 4, 2008, the Trustees approved an investment strategy change, name change and new investment subadviser for each of the following portfolios of the Trust listed below.

Current Name	New Name
EQ/AllianceBernstein Intermediate Government Securities	EQ/Intermediate Government Bond Index
EQ/JPMorgan Core Bond	EQ/Core Bond Index

Each of EQ/Intermediate Government Bond Index and EQ/Core Bond Index will pursue an investment strategy of replicating the performance characteristics of a relevant index and be advised by SSgA FM.

At the same meeting, the Trustees approved a proposed amendment to the management fee to be effective January 1, 2009, for the following portfolios:

Management Fee (as a percentage of average daily net assets)
EQ/Intermediate Government Bond Index	0.35%
EQ/Core Bond Index	0.35%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of EQ Advisors Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the EQ Advisors Trust (as listed in note 1 to the financial statements and collectively referred to as the “Trust”) at December 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, transfer agents and brokers, and the application of alternative auditing procedures where such confirmations were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 13, 2009

APPROVALS OF INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2008 (UNAUDITED)

During the six-month period ended December 31, 2008, the Board of Trustees of EQ Advisors Trust (the “Trust”), including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”), unanimously approved or renewed the Investment Management Agreements with AXA Equitable (“Manager”) (the “Management Agreements”) and the Investment Advisory Agreement(s) (each, an “Advisory Agreement” and together with the Management Agreements, the “Agreements”) with each investment sub-adviser (“Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Portfolios	Agreements Approved or Renewed by the Trust’s Board of Trustees with respect to the Portfolio(s)
All Asset Allocation	Management Agreement with AXA Equitable
EQ/Franklin Templeton Founding Strategy
EQ/International ETF

EQ/AllianceBernstein Common Stock

EQ/AllianceBernstein Intermediate Government Securities

EQ/AllianceBernstein International

EQ/AllianceBernstein Small Cap Growth

EQ/Equity 500 Index

EQ/Large Cap Growth Index (formerly, EQ/AllianceBernstein Large Cap Growth)

EQ/Large Cap Value PLUS (formerly, EQ/AllianceBernstein Value)

EQ/Small Company Index

Management Agreement with AXA Equitable Advisory Agreements with AllianceBernstein L.P. (“AllianceBernstein”)

EQ/Ariel Appreciation II	Management Agreement with AXA Equitable Advisory Agreement with Ariel Capital Management, LLC

EQ/AXA Rosenberg Value Long/Short Equity	Management Agreement with AXA Equitable Advisory Agreement with AXA Rosenberg Investment Management LLC

EQ/BlackRock Basic Value Equity	Management Agreement with AXA Equitable Advisory Agreements with BlackRock Investment Management LLC (“BlackRock Investment”)

EQ/BlackRock International Value	Management Agreement with AXA Equitable Advisory Agreements with BlackRock International Investment Management Limited (“BlackRock International”)

EQ/Bond Index	Management Agreement with AXA Equitable Advisory Agreement with Standish Mellon Asset Management Company LLC Advisory Agreement with SSgA Funds Management, Inc. (“SSgA”)*

EQ/Boston Advisors Equity Income	Management Agreement with AXA Equitable Advisory Agreement with Boston Advisors, LLC

EQ/Calvert Socially Responsible	Management Agreement with AXA Equitable Advisory Agreement with Calvert Asset Management Company, Inc. Advisory Agreement with Bridgeway Capital Management, Inc.

EQ/Capital Guardian Growth	Management Agreement with AXA Equitable
EQ/Capital Guardian Research	Advisory Agreement with Capital Guardian Trust Company

EQ/Caywood-Scholl High Yield Bond	Management Agreement with AXA Equitable Advisory Agreement with Caywood-Scholl Capital Management

EQ/Davis New York Venture	Management Agreement with AXA Equitable Advisory Agreement with Davis Selected Advisers, L.P.

EQ/Evergreen International Bond	Management Agreement with AXA Equitable Advisory Agreements with Evergreen Investment Management Company LLC (“Evergreen Investment”) and Evergreen International Advisors (“Evergreen International”)**

EQ/Evergreen Omega	Management Agreement with AXA Equitable Advisory Agreements with Evergreen Investment**

EQ/Franklin Income	Management Agreement with AXA Equitable Advisory Agreement with Franklin Advisers, Inc.

Management Agreement with AXA Equitable
EQ/Franklin Small Cap Value	Advisory Agreement with Franklin Advisory Services LLC

EQ/GAMCO Mergers and Acquisitions	Management Agreement with AXA Equitable
EQ/GAMCO Small Company Value	Advisory Agreement with GAMCO Asset Management, Inc.

EQ/Government Securities EQ/Long Term Bond EQ/Short Duration Bond	Management Agreement with AXA Equitable Advisory Agreements with BlackRock Financial Management, Inc. (“BlackRock Financial”)

EQ/International Core PLUS

Management Agreement with AXA Equitable

Advisory Agreement with Mellon Capital Management Corporation (“Mellon Capital”)

Advisory Agreement with Wentworth, Hauser & Violich, Inc. (“WHV”)

Advisory Agreement with WHV and Hirayama Investments, LLC (“Hirayama”)*

Advisory Agreement with SSgA*

Management Agreement with AXA Equitable
EQ/International Growth	Advisory Agreement with MFS Investment Management

EQ/JPMorgan Core Bond	Management Agreement with AXA Equitable
EQ/JPMorgan Value Opportunities	Advisory Agreement with J.P. Morgan Investment Management Inc.

Management Agreement with AXA Equitable
Advisory Agreement with Mellon Capital
EQ/Large Cap Core PLUS	Advisory Agreement with Institutional Capital LLC
Advisory Agreement with SSgA*

EQ/Large Cap Growth PLUS	Management Agreement with AXA Equitable Advisory Agreement with Mellon Capital Advisory Agreement with Marsico Capital Management, LLC (“Marsico”) Advisory Agreement with SSgA*

EQ/Large Cap Value Index (formerly, EQ/Legg Mason Value Equity)	Management Agreement with AXA Equitable Advisory Agreement with Legg Mason Capital Management, Inc. Advisory Agreement with SSgA*

EQ/Lord Abbett Growth and Income
EQ/Lord Abbett Large Cap Core	Management Agreement with AXA Equitable
EQ/Lord Abbett Mid Cap Value	Advisory Agreement with Lord Abbett & Co., LLC

Management Agreement with AXA Equitable
EQ/Marsico Focus	Advisory Agreement with Marsico

Management Agreement with AXA Equitable
EQ/Mid Cap Index (formerly, EQ/FI Mid Cap)	Advisory Agreement with Fidelity Management & Research Company
Advisory Agreement with SSgA*

Management Agreement with AXA Equitable
Advisory Agreement with Mellon Capital
EQ/Mid Cap Value PLUS	Advisory Agreement with Wellington Management Company, LLP
Advisory Agreement with SSgA*

Management Agreement with AXA Equitable
EQ/Money Market	Advisory Agreement with The Dreyfus Corporation

Management Agreement with AXA Equitable
EQ/Montag & Caldwell Growth	Advisory Agreements with Montag & Caldwell, Inc. (“Mon-tag”)**

Management Agreement with AXA Equitable
EQ/Mutual Shares	Advisory Agreement with Franklin Mutual Advisers, LLC

EQ/Oppenheimer Global
EQ/Oppenheimer Main Street Opportunity	Management Agreement with AXA Equitable
EQ/Oppenheimer Main Street Small Cap	Advisory Agreement with OppenheimerFunds, Inc.

Management Agreement with AXA Equitable
EQ/PIMCO Real Return	Advisory Agreement with Pacific Investment Management Company, LLC

Management Agreement with AXA Equitable
EQ/Quality Bond PLUS (formerly EQ/AllianceBernstein Quality Bond)	Advisory Agreement with AllianceBernstein
Advisory Agreement with SSgA*

Management Agreement with AXA Equitable
EQ/T. Rowe Price Growth Stock	Advisory Agreement with T. Rowe Price Associates, Inc.

Management Agreement with AXA Equitable
EQ/Templeton Growth	Advisory Agreement with Templeton Global Advisors Limited

Management Agreement with AXA Equitable
EQ/UBS Growth and Income	Advisory Agreement with UBS Global Asset Management (Americas) Inc.

EQ/Van Kampen Comstock EQ/Van Kampen Emerging Markets Equity EQ/Van Kampen Mid Cap Growth EQ/Van Kampen Real Estate	Management Agreement with AXA Equitable Advisory Agreement with Morgan Stanley Investment Management Inc.

* Initial approval of the Advisory Agreement.

** As more fully discussed below, during the six-month period ended December 31, 2008, the Board approved the renewal of the Advisory Agreement between AXA Equitable and the Adviser(s) and subsequently approved one or more new Advisory Agreements between AXA Equitable and the Adviser(s)

due to the automatic termination of the renewed Advisory Agreement as a result of a change in control of the Adviser(s).

The Board considered the annual renewal of Agreements at a meeting on July 8-9, 2008, the initial approval of an Advisory Agreement between AXA Equitable, WHV and Hirayama at a meeting on September 10-11, 2008, the approval of new Advisory Agreements between AXA Equitable and Montag at meetings on October 10, 2008 and December 3-4, 2008, and the initial approval of, and an amendment to, an Advisory Agreement between AXA Equitable and SSgA and the approval of new Advisory Agreements between AXA Equitable and Evergreen Investment and Evergreen International at meetings on October 28, 2008 and December 3-4, 2008.

In approving or renewing each Agreement, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interest of the affected Portfolio. The Board further considered factors it deemed relevant with respect to each Portfolio, including, as applicable: (1) the nature, quality and extent of the services provided to the Portfolio by the Manager, each Adviser and their respective affiliates; (2) the performance of the Portfolio as compared to a peer group and an appropriate benchmark or, with respect to an initial approval of an Advisory Agreement, the performance of comparable accounts advised by the Adviser as compared to a peer group or appropriate benchmark, as applicable; (3) the level of the Portfolio’s management and subadvisory fees; (4) the costs of the services provided and profits realized by the Manager and its affiliates from their relationship with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses; and (6) the “fall out” benefits to be realized by the Manager, each Adviser and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, each Adviser and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have contributed different weight to each factor.

In connection with its deliberations, the Board, among other things, received information, in advance of the meetings at which the Agreements were approved or renewed, from the Manager and each Adviser regarding the factors set forth above and met with senior representatives of the Manager to discuss the Agreements. The Independent Trustees also met separately without management present in advance of the meetings at which the Agreements were approved or renewed, and in executive session during the meetings as they deemed necessary, to review the information provided. The Board received, and primarily considered, the most current information reasonably available at the time of the meeting and also took into account the totality of the performance, fee, expense and other information regarding each Portfolio provided to them on a periodic basis throughout the year. The Independent Trustees were assisted by independent counsel during their deliberations and received materials discussing the legal standards applicable to their consideration of the Agreements.

The Board, in examining the nature and quality of the services provided by the Manager and each Adviser to each Portfolio, considered the Manager’s and each Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios similar to the Portfolio(s) it advises. In considering the renewal of the Management Agreements, the Board noted the responsibilities of the Manager to the Trust and each Portfolio. In particular, the Board considered that the Manager is responsible for the search, selection and monitoring of the Advisers, oversight of the selection of investments for the Portfolios (or portions thereof) sub-advised by Advisers, the selection of investments for the Portfolios (or portions thereof) that it manages directly, oversight of compliance with the Portfolios’ investment objectives and policies, as well as oversight of the Portfolios’ compliance with applicable law, review of brokerage matters and implementation of Board directives as they relate to the Portfolios. In addition, the Board reviewed requested information regarding the Manager’s process for selecting and monitoring Advisers and its process for making investment decisions for the Portfolios (or portions thereof) that it manages directly as well as the backgrounds of the personnel who perform those functions with respect to the Portfolios.

In considering the approval or renewal of the Advisory Agreements, the Board also noted the responsibilities of each Adviser to the Portfolio(s) it advises. In particular, the Board considered that each Adviser is responsible for making investment decisions on behalf of the Portfolio(s) (or portion(s)

thereof) it advises, placing all orders for the purchase and sale of investments for each of the Portfolio(s) (or portion(s) thereof) it advises with brokers or dealers and performing related administrative functions. In addition, the Board reviewed requested information regarding, among other things, each Adviser’s investment process and the background of each portfolio manager of each Adviser who provides services to the Portfolios.

As discussed further below with respect to each Portfolio, in considering the renewal of Agreements, the Board also received and reviewed information regarding the short-, intermediate- and long-term performance of each Portfolio over multiple periods, including annual total returns, average annual total returns and rolling period total returns, on both an absolute basis and relative to an appropriate benchmark and a peer group provided by Lipper, Inc., an independent third party company (with the first quartile being the best performers of the peer group and the fourth quartile being the worst performers of the peer group). With respect to the initial approval of an Advisory Agreement, the Board received and reviewed information regarding the short-, intermediate- and long-term performance of comparable accounts managed by the Adviser on both an absolute basis and relative to an appropriate benchmark or peer group, as applicable. In general, the Board considered long-term performance to be more important in its evaluation than short-term performance. For Portfolios with multiple Advisers, the Board also considered the performance of the allocated portions of each such Portfolio and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance.

The Board also reviewed the fees payable under each Agreement. In connection with its deliberations regarding the annual renewal of the Management Agreements, the Board examined the management fees paid by each Portfolio in light of fees charged by the Manager to similar portfolios it manages and similar portfolios that serve as underlying funds for variable insurance products that are advised by other investment advisers. The Board also considered the quality and level of services provided and the Manager’s responsibilities to each Portfolio. The Board also considered a report provided by Lipper containing information regarding the contractual and net management fee (including the administration fee), as applicable, and the total and net expense ratios, as applicable, for each Portfolio relative to the median and average management fees and expense ratios of its Lipper peer group (with the first quartile having the lowest fees and expenses of the peer group and the fourth quartile having the highest fees and expenses of the peer group). The Board also took into account management’s discussion of the Portfolios’ expenses. The Board further considered that the Manager had undertaken contractual expense limitations with respect to certain Portfolios, which are subject to renewal by the Board and the Manager on an annual basis. As discussed further below, in its review of the Lipper report, the Board noted those Portfolios whose net management fees and net expense ratios were impacted as a result of the contractual expense limitations. The Board also considered that the management fee structure for each Portfolio (except for the All Asset Allocation, EQ/AllianceBernstein Common Stock, EQ/Bond Index, EQ/Core Bond Index, EQ/Equity 500 Index, EQ/Franklin Templeton Founding Strategy, EQ/Government Bond Index, EQ/International ETF, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios) has breakpoints that provide a reduction of the applicable management fee rate as assets increase. With respect to the All Asset Allocation, EQ/International ETF, EQ/International Core PLUS, EQ/Large Cap Core PLUS, EQ/Large Cap Growth PLUS and EQ/Mid Cap Value PLUS Portfolios, the Board determined that the management fees charged pursuant to the relevant Management Agreements were based on services provided in addition to, rather than duplicative of, the services provided under advisory agreements to the underlying exchange-traded funds in which the Portfolios invest. In addition, the Board evaluated the Manager’s costs and profitability in providing services to the Portfolios, including the costs associated with the research and investment processes, personnel, systems and infrastructure necessary to perform its functions. The Board noted that the Manager pays the advisory fees to the Advisers out of the management fees it receives from the Portfolios. In connection with its deliberations regarding the approval or renewal of the Advisory Agreements, the Board also examined the advisory fees paid with respect to each Portfolio in light of the fees paid by similar portfolios advised by each Adviser. The Board determined that the Manager’s management fee and profitability with respect to each Portfolio and each Portfolio’s overall expense ratios generally were more significant to the Board’s evaluation of the fees and expenses paid by the Portfolios than each Adviser’s costs and profitability due to the fact that the advisory fees are paid to the Advisers by the Manager and have been negotiated between the Manager and Advisers.

As part of its evaluation of the Manager’s and each Adviser’s compensation, the Board considered other benefits that may be realized by the Manager, each Adviser and each of their respective affiliates from their relationships with the Trust. The Board noted, among other things, that the Manager also serves as the administrator for the Portfolios, receiving compensation for acting in this capacity. In addition, the Board recognized that two of the Manager’s affiliates, AllianceBernstein, L.P. and AXA Rosenberg Investment Management, LLC, serve as Advisers to certain Portfolios and receive advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Advisors, LLC and AXA Distributors, LLC, which are also affiliated with the Manager, serve as the underwriters for the Trust and receive payments pursuant to Rule 12b-1 plans from the Portfolios with respect to their Class IB shares to compensate them for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and from time to time may receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities, provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also noted that the Manager, as the depositor of insurance company separate accounts investing in the Portfolios, receives certain tax benefits associated with such investments.

In its consideration of the Advisory Agreements, the Board received information regarding each Adviser’s procedures for executing portfolio transactions for its Portfolio(s) and each Adviser’s policies and procedures for the selection of brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers, who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. Finally, the Board recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager or its affiliates and that the proceeds of those sales may be invested in the Portfolios.

Based on these considerations, the Board determined, with respect to each Portfolio, that the Portfolio would benefit from the nature, quality and extent of the Manager’s and the Adviser’s services. The Board also reached the determinations described below with respect to the Manager’s and each Adviser’s compensation for providing services to the applicable Portfolio(s) and the performance of each Portfolio. Based on the foregoing, the information described below and the more detailed information provided at the meetings, the Board, including the Independent Trustees, approved or renewed each Agreement.

All Asset Allocation Portfolio

In connection with its review of the Agreement relating to the All Asset Allocation Portfolio, the Board considered, among other things, that the Manager had restructured the Portfolio in September 2005 by converting it from a portfolio with a single sub-adviser to a “fund of funds,” changing certain investment strategies of the Portfolio, and reducing the Portfolio’s management fee, and had made additional changes in May 2007, including further enhancements to the Portfolio’s investment strategies. The Board also considered that the Portfolio’s contractual management fee is in the third quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratio does not exceed a certain level as set forth in the prospectus. The Board also noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, is lower than the contractual management fee and is in the second quartile relative to its peer group and, therefore, lower than the median net management fee for the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class IB shares (Class IB shares are the only shares offered for investment) is in the third quartile relative to the Portfolio’s peer group and is higher than the median expense ratio for the Portfolio’s peer group. The Board noted, however, that the Manager has entered into an expense limitation arrangement with the Portfolio and is waiving a portion of its management fees to limit the Portfolio’s total expense ratio. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one- and five-year periods ended May 31, 2008, and was in the third quartile for the three-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-, three- and five-year periods ended May 31, 2008 and underperformed its benchmark for the ten-year period ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance. The Board noted that the Manager had taken actions to improve the Portfolio’s overall performance by implementing certain changes to the Portfolio in September 2005 and in May 2007, and that the Portfolio’s investment performance had improved since those changes were implemented.

Based on its review, the Board was satisfied that the Manager’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark and with the Manager’s explanations and efforts to further improve the Portfolio’s overall performance.

EQ/Franklin Templeton Founding Strategy Portfolio

In connection with its review of the Agreement relating to the EQ/Franklin Templeton Founding Strategy Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the third quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the expense ratios for the Portfolio’s Class IA and Class IB shares are in the first and second quartiles, respectively, relative to the peer group and, therefore, are lower than the median expense ratios for the peer group. In addition, the Board noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board noted that the Manager is waiving its entire management fee (excluding the administration fee) to limit the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

The Board also reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio underperformed its benchmark for the one-year and since inception periods. The Board and the Manager discussed the Portfolio’s under-performance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board noted that the Portfolio commenced operations on April 30, 2007 and, therefore, had a relatively short operating history on which to evaluate performance, but that the long-term performance of the Adviser’s comparable fund generally has been reasonable relative to its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board took into account the Portfolio’s relatively short operating history and determined that the Manager’s explanations and proposals regarding the Portfolio’s performance were reasonable.

EQ/International ETF Portfolio

In connection with its review of the Agreement relating to the EQ/International ETF Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee is in the first quartile relative to the Portfolio’s Lipper peer group and, therefore, is lower than the median contractual management fee for the peer group. The Board also considered that the expense ratios for the Portfolio’s Class IA and Class IB shares are in the first quartile for the peer group and, therefore, are lower than the median expense ratio for the peer group. In addition, the Board noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board also noted that the Manager is waiving its entire management fee (excluding the administration fee) to limit the total expense ratios of the Portfolio. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

The Board also considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the one-year and since inception periods ended May 31, 2008. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and efforts to improve this performance. The Board factored into its evaluation that the Portfolio commenced operations on August 25, 2006 and, therefore, had a relatively short operating history on which to evaluate performance.

Based on its review, the Board was satisfied that the Manager’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance given its relatively short operating history and its favorable performance relative to its benchmark.

EQ/AllianceBernstein Common Stock Portfolio

In connection with its review of the annual renewal of the Agreements relating to the EQ/Alliance-Bernstein Common Stock Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the second quartile relative to the Portfolio’s Lipper peer group and, therefore, is lower than the median contractual management fee for the peer group. The Board also considered that the management fee has breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratios for the Portfolio’s Class IA and Class IB shares are in the first and second quartiles, respectively, relative to the Portfolio’s peer group and, therefore, are lower than the median expense ratio for the peer group. The Board also considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule would result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the five-year period ended May 31, 2008, and was in the fourth quartile for the one- and three-year periods ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2008, but that the Portfolio’s performance for the five- and ten-year periods ended on that date generally was in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its benchmark for the long-term time period and with the Manager’s explanations and plans to improve the Portfolio’s overall performance.

At a subsequent Board meeting in October 2008, the Manager proposed, and the Board approved, a restructuring of the Portfolio that is intended to improve the Portfolio’s overall performance by converting it from an actively managed portfolio to one that tracks the performance of a broad-based index. In connection with the restructuring, the Board considered and approved an amendment to the relevant Management Agreement to reduce the contractual management fee for the Portfolio and an amendment to the Advisory Agreement to reduce the subadvisory fee paid with respect to the Portfolio. In approving the amendments to the Agreements, the Board also considered whether the proposed fee changes would provide for economies of scale as the assets of the Portfolio increase and any changes in the profitability of the Manager as a result of the amendments to the Agreements. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation under the amended Agreements is fair and reasonable and was also satisfied with the Manager’s efforts to improve the Portfolio’s performance.

EQ/AllianceBernstein International Portfolio

In connection with its review of the Agreements relating to the EQ/AllianceBernstein International Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the third quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the management fee has breakpoints, which reduce the management fee as the Portfolio’s assets increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the peer group, and the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board further considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio had outperformed its benchmark for the one-year period and slightly underperformed its benchmark for the three-, five- and ten-year periods ended on that date, but that the Portfolio’s performance for the three-, five- and ten-year periods ended on that date was generally in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark, including the impact of recent underperformance on the Portfolio’s overall performance results, and efforts to improve the Portfolio’s performance. The Board noted that the Manager and the Adviser had restructured the Portfolio’s management team in 2001 and that the Portfolio’s performance since then generally had been satisfactory.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

EQ/AllianceBernstein Small Cap Growth Portfolio

In connection with its review of the Agreements relating to the EQ/AllianceBernstein Small Cap Growth Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the second quartile relative to the Portfolio’s Lipper peer group and, therefore, is lower than the median contractual management fee for the peer group. The Board also considered that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the Portfolio’s assets increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the peer group, and the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the one-, three- and five-year periods and slightly underperformed its benchmark for the ten-year period ended May 31, 2008, and that the Portfolio’s performance for the ten-year period ended on that date was generally in line with that of the benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s overall performance relative to its peer group and benchmark.

EQ/Ariel Appreciation II Portfolio

In connection with its review of the Agreements relating to the EQ/Ariel Appreciation II Portfolio, the Board noted that the Portfolio commenced operations on October 3, 2005 and had a relatively short operating history and small asset base. The Board noted that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, is lower than the contractual management fee and is in the third quartile relative to the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile relative to its peer group and is higher than the median expense ratio for the peer group, but that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to its peer group and, therefore, is lower than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio and is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board further considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. In addition, the Board considered that the Portfolio underperformed its benchmark for the one-year and since inception periods ended May 31, 2008. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board factored into its evaluation of the Portfolio’s performance that the Portfolio had a relatively short operating history on which to evaluate performance, and that the long-term performance of the Adviser’s comparable fund generally had been reasonable relative to its benchmark and peer group.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board took into account the Portfolio’s relatively short operating history and determined that the Manager’s explanations and proposals regarding the Portfolio’s performance were reasonable.

EQ/AXA Rosenberg Value Long/Short Equity Portfolio

In connection with its review of the Agreements relating to the EQ/AXA Rosenberg Value Long/Short Equity Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee and the expense ratios for the Portfolio’s Class IA and Class IB shares are in the fourth quartile relative to the Portfolio’s Lipper peer group of specialty funds and, therefore, are higher than the respective median contractual management fee and expense ratio for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board further considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

The Board also reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2008, but was in the third quartile for the three-year period ended on that date and was in the fourth quartile for the five-year period ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2008, but that the Portfolio’s performance for the five-year and since inceptions periods generally was in line with the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance. The Board also factored into its evaluation that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board also was satisfied with the Portfolio’s performance relative to its peer group for the short-term time period and relative to its benchmark for the long-term time period and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

EQ/BlackRock Basic Value Equity Portfolio

In connection with its review of the Agreements relating to the EQ/BlackRock Basic Value Equity Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the second quartile relative to the Portfolio’s Lipper peer group and, therefore, is lower than the median contractual management fee for the peer group. The

Board also noted that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the peer group, and the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the one-, three- and ten-year periods and slightly underperformed its benchmark for the five-year period ended May 31, 2008, but that the Portfolio’s performance for the five-year period ended on that date was generally in line with that of its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s overall performance relative to its benchmark and its peer group.

EQ/BlackRock International Value Portfolio

In connection with its review of the Agreements relating to the EQ/BlackRock International Value Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the second quartile relative to the peer group and, therefore, is lower than the median expense ratio for the peer group, and the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board further considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2008, and was in the fourth quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the ten-year period ended May 31, 2008, but underperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board also noted, however, that the Portfolio’s performance for the one-year period ended May 31, 2008 was generally in line with that of its benchmark. The Board also considered that, despite recent weakness, the Portfolio’s performance generally had improved after the Manager hired the current Adviser in December 2003. The Board and the Manager discussed the reasons for the

Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its benchmark for the short- and long-term time periods and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

EQ/Bond Index Portfolio

In connection with its review of the annual renewal of Agreements relating to the EQ/Bond Index Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio had been converted from an actively managed fixed income portfolio into a passively managed index portfolio in August 2006 and that the Manager had reduced its contractual management fee and hired the current Adviser in connection with the conversion. The Board also considered that the Portfolio’s contractual management fee is in the second quartile relative to the Portfolio’s Lipper peer group and, therefore, is lower than the median contractual management fee for the peer group. The Board noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board also noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, is lower than the contractual management fee and is in the first quartile relative to the peer group and, therefore, is lower than the median net management fee for the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the third quartile and is approximately equal to, but slightly higher than, the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one-year period ended May 31, 2008 and that the Portfolio slightly underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2008. The Board noted, however, that the Portfolio’s performance for the one- three-, five- and ten-year periods was generally in line with that of its benchmark. The Board also noted that the Portfolio’s performance from the date that it was converted into an index portfolio was consistent with its investment objective of seeking to achieve a total return before expenses that approximates the total return performance of the Lehman Brothers U.S. Aggregate Bond Index, including reinvestment of coupon payments, at a risk level consistent with that of the index.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied that the Portfolio’s performance has been reasonable in relation to the performance of its benchmark and peer group and was satisfied with Manager’s efforts to improve the Portfolio’s performance.

At a subsequent Board meeting in October 2008, the Board considered and approved a new Advisory Agreement with SSgA to replace the then-current Adviser to the Portfolio. In connection with its approval of the Advisory Agreement, the Board considered the subadvisory fees to be paid thereunder, whether the proposed fee schedule provides for economies of scale as the assets of the Portfolio increase and any changes in the profitability of the Manager as a result of the Advisory Agreement. The Board also considered that there would be no change in the management fee rate paid by the Portfolio as a result of the Advisory Agreement with SSgA. In addition, the Board reviewed the performance of the comparable accounts managed by SSgA and noted that their performance was in line with the benchmark. Based on its review, the Board was satisfied that the Adviser’s proposed compensation is fair and reasonable.

EQ/Boston Advisors Equity Income Portfolio

In connection with its review of the Agreements relating to the EQ/Boston Advisors Equity Income Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, is lower than the contractual management fee and is in the third quartile relative to the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the second quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board further considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares relative to its Lipper peer group was in the first quartile for the five-year period and the second-quartile for the one-year period ended May 31, 2008 and was in the third quartile for the three-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-year, five-year and since inception periods and slightly underperformed its benchmark for the three-year period ended May 31, 2008, but that the Portfolio’s performance for the three-year period ended on that date was comparable to that of its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s overall performance relative to its peer group and benchmark.

EQ/Calvert Socially Responsible Portfolio

In connection with its review of the Agreements relating to the EQ/Calvert Socially Responsible Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the second quartile relative to the Portfolio’s Lipper peer group and is equal to the median contractual management fee for the peer group. The Board also noted that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board further considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the since inception period ended May 31, 2008 and underperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance. The Board noted that the Manager had taken steps to improve the Portfolio’s performance by hiring a new Adviser as an additional Adviser to the Portfolio in June 2005 and that the performance of the Portfolio generally had improved as a result of this change, but had underperformed in more recent periods. The Board factored into its evaluation that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the peer group in which the Portfolio was placed for comparison purposes includes a winder range of fund types.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s long-term performance relative to its benchmark and in light of its investment objectives and strategies and with the Manager’s explanations relating to the overall performance of the Portfolio.

EQ/Capital Guardian Growth Portfolio

In connection with its review of the Agreements relating to the EQ/Capital Guardian Growth Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the third quartile relative to the Portfolio’s Lipper peer group and is slightly higher than the median management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, is lower than the contractual management fee.

The Board also considered that the expense ratio of the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the peer group, and that the expense ratio of the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board further considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio underper-formed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2008. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board noted that the Manager had taken steps to improve the Portfolio’s performance by hiring the current Adviser in December 2005, but that the relatively short period of time during which the current Adviser has been advising the Portfolio provided a limited basis on which to evaluate the Portfolio’s performance.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

EQ/Capital Guardian Research Portfolio

In connection with its review of the Agreements relating to the EQ/Capital Guardian Research Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the third quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, is lower than the contractual management fee and is in the second quartile relative to the peer group and, therefore, is lower than the median net management fee for the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board further considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2008, and was in the fourth quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the since inception period ended May 31, 2008 and that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board noted, however, that the Portfolio’s performance for the five-year period ended May 31, 2008 was generally in line with that of its benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s long-term performance relative to its benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

EQ/Caywood-Scholl High Yield Bond Portfolio

In connection with its review of the Agreements relating to the EQ/Caywood-Scholl High Yield Bond Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the third quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IB shares (Class IB shares are the only shares available for investment) is in the third quartile and is higher than the median expense ratio for the Portfolio’s peer group. The Board noted, however, that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board also considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one-year period ended May 31, 2008, and was in the third quartile for the three- and five-year periods ended on that date. In addition, the Board considered that the Portfolio outperformed its benchmark for the one-year period ended May 31, 2008, but had slightly underperformed its benchmark for the three-, five- and ten-year periods ended on that date. The Board noted, however, that the Portfolio’s performance for the three-, five- and ten-year periods generally was in line with that of its benchmark for the same time periods. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark, including the Portfolio’s emphasis on higher quality, high yield securities, and efforts to improve the Portfolio’s overall performance.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group for the short-term time period and with its overall performance relative to its benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

EQ/Core Bond Index Portfolio (formerly, EQ/JPMorgan Core Bond Portfolio)

In connection with its review of the Agreements relating to the EQ/JPMorgan Core Bond Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the second quartile relative to the Portfolio’s Lipper peer group and, therefore, is lower than the median contractual management fee for the peer group. The Board also considered that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule would result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2008, but that the Portfolio’s performance generally was in line with that of the benchmark for the ten-year period ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its benchmark for the long-term time period and with the Manager’s explanations and plans to improve the Portfolio’s overall performance.

At a subsequent Board meeting in December 2008, the Manager proposed, and the Board approved, a restructuring of the Portfolio that is intended to improve the Portfolio’s overall performance by converting it from an actively managed portfolio to one that tracks the performance of a broad-based index. In connection with the restructuring, the Board considered and approved amendments to the relevant Management Agreement and the Advisory Agreement between AXA Equitable and SSgA to replace the then-current Adviser. In approving the amendments to the Management Agreement and Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that both the amended Management Agreement and amended Advisory Agreement provided for a reduction in the fees paid with respect to the Portfolio. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase and any changes in the profitability of the Manager as a result of the amendments to the Management Agreement and Advisory Agreement with SSgA. In addition, the Board reviewed the performance of the comparable accounts managed by SSgA and noted that their performance was in line with the benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable and was also satisfied with the Manager’s efforts to improve the Portfolio’s performance.

EQ/Davis New York Venture Portfolio

In connection with its review of the Agreements relating to the EQ/Davis New York Venture Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase and provide a corresponding reduction in the Portfolio’s total expense ratios.

The Board also considered that the expense ratios of the Portfolio’s Class IA and Class IB shares are in the third and fourth quartiles, respectively, relative to the peer group and, therefore, are higher than the median expense ratio for the peer group. The Board noted, however, that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the one-year period and slightly underperformed its benchmark for the since inception period ended May 31, 2008, but that the Portfolio’s performance for the since inception period ended on that date was generally in line with that of its benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and efforts to improve the Portfolio’s overall performance. The Board also noted that the Portfolio commenced operations on August 31, 2006 and, therefore, had a relatively short operating history on which to evaluate performance, but that the long-term performance of the Adviser’s comparable fund generally has been reasonable relative to its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance given its relatively short operating history and its favorable performance relative to its benchmark.

EQ/Equity 500 Index Portfolio

In connection with its review of the Agreements relating to the EQ/Equity 500 Index Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the second quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

The Board also reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-, three-and five-year periods ended May 31, 2008. The Board also considered that the Portfolio had slightly underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2008, but that the Portfolio’s performance for the one-, three-, five and ten-year periods ended on that date was generally in line with that of its benchmark. The Board also noted that the Portfolio’s performance was consistent with its investment objective of seeking to achieve a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the index.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied that the performance of the Portfolio has been reasonable in relation to the performance of its benchmark.

EQ/Evergreen International Bond Portfolio

In connection with its review of the annual renewal of Agreements relating to the EQ/Evergreen International Bond Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio of the Portfolio’s Class IA shares is in the second quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule would result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio was in the first quartile relative to its peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio underperformed its benchmark for the one-year and since inception periods ended May 31, 2008, but that the Portfolio’s performance for the one-year period ended on that date generally was in line with that of the benchmark for the same time period. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its benchmark and efforts to improve the Portfolio’s overall performance. The Board also considered that the Portfolio commenced operations on October 3, 2005 and, therefore, had a relatively short operating history on which to evaluate performance, but that the long-term performance of the Advisers’ comparable fund generally has been reasonable in relation to its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Advisers’ compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance given its relatively short operating history and its favorable short-term performance relative to its peer group and benchmark.

At subsequent Board meetings in October and December 2008, the Board considered and approved new Advisory Agreements between AXA Equitable and the Advisers in connection with changes in control of the Advisers, which would result in the assignment and automatic termination of the then-current Advisory Agreement. The Board noted that it had considered and approved the renewal of an Advisory Agreement between AXA Equitable and the Advisers at its July 2008 meeting. The Board considered that the Advisers had represented that there would be no material changes to the then-current Advisory Agreement between AXA Equitable and the Advisers as a result of the changes in control nor would there be any material changes to the services provided by the Advisers, the Advisers’ personnel advising the Portfolio or the subadvisory fees paid to the Advisers. Based on its review, the Board determined that the Portfolio would benefit from the continued service of the Advisers to the Portfolio. In addition, the Board was satisfied that the Advisers’ compensation is fair and reasonable and was also satisfied with the Portfolio’s performance for the reasons described above.

EQ/Evergreen Omega Portfolio

In connection with its review of the annual renewal of Agreements relating to the EQ/Evergreen Omega Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the third quartile relative to the Portfolio’s Lipper peer group and is slightly higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the second quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule would result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2008, and was in the third quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-year, five-year and since inception periods and slightly underperformed its benchmark for the three-year period ended May 31, 2008, but that the Portfolio’s performance for three-year period ended on that date was generally in line with that of its benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance. The Board noted that the Manager and the Adviser had taken action to improve the Portfolio’s performance by appointing a new portfolio manager to manage the Portfolio in September 2006 and that generally the performance of the Portfolio had been satisfactory since that time.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group for the short-term period and with its overall performance relative to its benchmark, and with the Manager’s and Adviser’s efforts to improve the Portfolio’s overall performance.

At subsequent Board meetings in October and December 2008, the Board considered and approved new Advisory Agreements between AXA Equitable and the Adviser in connection with changes in control of the Adviser, which would result in the assignment and automatic termination of the then-current Advisory Agreement. The Board noted that it had considered and approved the renewal of an Advisory Agreement between AXA Equitable and the Adviser at its July 2008 meeting. The Board considered that the Adviser had represented that there would be no material changes to the then-current Advisory Agreement between AXA Equitable and the Adviser as a result of the changes in control nor would there be any material changes to the services provided by the Adviser, the Adviser’s personnel advising the Portfolio or the subadvisory fees paid to the Adviser. Based on its review, the Board determined that the Portfolio would benefit from the continued service of the Adviser to the Portfolio. In addition, the Board was satisfied that the Adviser’s compensation is fair and reasonable and was also satisfied with the Portfolio’s performance for the reasons described above.

EQ/Franklin Income Portfolio

In connection with its review of the Agreements relating to the EQ/Franklin Income Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratios for the Portfolio’s Class IA and Class IB shares are in the fourth quartile relative to the peer group and, therefore, are higher than the median expense ratio for the peer group. The Board noted, however, that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the one-year period ended May 31, 2008, but slightly underperformed its benchmark for the since inception period ended on that date. The Board noted, however, that the Portfolio’s performance for the since inception period ended May 31, 2008 was generally in line with that of the benchmark. The Board also noted that the Portfolio commenced operations on September 15, 2006 and, therefore, had a relatively short operating history on which to evaluate performance, but that the long-term performance of the Adviser’s comparable fund generally has been reasonable relative to its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance given its relatively short operating history and its favorable performance relative to its benchmark.

EQ/Franklin Small Cap Value Portfolio

In connection with its review of the Agreements relating to the EQ/Franklin Small Cap Value Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, is lower than the contractual management fee.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the second quartile relative to the peer group and, therefore, is lower than the median expense ratio for the peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the since inception period ended May 31, 2008 and slightly underperformed its benchmark for the one-year period ended on that date. The Board noted, however, that the Portfolio’s performance for the one-year period ended May 31, 2008 was generally in line with that of its benchmark. The Board also noted that the Portfolio commenced operations on September 15, 2006 and, therefore, had a relatively short operating history on which to evaluate performance, but that the long-term performance of the Adviser’s comparable fund generally has been reasonable relative to its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance given its relatively short operating history and its favorable performance relative to its benchmark.

EQ/GAMCO Mergers and Acquisitions Portfolio

In connection with its review of the Agreements relating to the EQ/GAMCO Mergers and Acquisitions Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group of specialty funds and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the second quartile relative to the peer group and, therefore, is lower than the median expense ratio for its peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the Portfolio’s peer group. The Board also considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule would result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2008, but was in the third quartile relative to its peer group for the three- and five-year periods ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-year period ended May 31, 2008, but underperformed its benchmark for the three-year, five-year and since inception periods ended on that date. The Board noted, however, that the Portfolio’s performance for the three-year period ended May 31, 2008 was generally in line with that of its benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance. The Board factored into its evaluation of the Portfolio’s performance that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark for the short-term time period, with its overall performance in relation to its investment objective and strategies and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance relative to its peer group and benchmark.

EQ/GAMCO Small Company Value Portfolio

In connection with its review of the Agreements relating to the EQ/GAMCO Small Company Value Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the third quartile relative to the Portfolio’s Lipper peer group and is slightly higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for its peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is slightly higher than the median expense ratio for the peer group. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule would result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one-, three-and five-year periods ended May 31, 2008. In addition, the Board considered that the Portfolio outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2008.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the performance of the Portfolio relative to its peer group and benchmark.

EQ/Intermediate Government Bond Index Portfolio

(formerly, EQ/AllianceBernstein Intermediate Government Securities Portfolio)

In connection with its review of the Agreements relating to the EQ/AllianceBernstein Intermediate Government Securities Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the management fee has breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the Portfolio’s peer group and, therefore, is lower than the median expense ratio for the peer group, and the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule would result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2008 and in the fourth quartile for the five-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2008, but that the Portfolio’s performance generally was in line with that of the benchmark for the three-, five- and ten-year periods ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including conditions in the fixed income market during the last year, and plans to improve the Portfolio’s overall performance. The board also took into account the relatively small difference among performance returns of other funds in the peer group.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to the benchmark for the medium- and long-term time periods and with the Manager’s explanations and plans to improve the Portfolio’s overall performance.

At a subsequent Board meeting in December 2008, the Manager proposed, and the Board approved, a restructuring of the Portfolio that is intended to improve the Portfolio’s overall performance by converting it from an actively managed portfolio to one that tracks the performance of a broad-based index. In connection with the restructuring, the Board considered and approved amendments to the relevant Management Agreement and the Advisory Agreement between AXA Equitable and SSgA to replace the then-current Adviser. In approving the amendments to the Management Agreement and Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that both the amended Management Agreement and amended Advisory Agreement provided for a reduction in the fees paid with respect to the Portfolio. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase and any changes in the profitability of the Manager as a result of the amendments to the Management Agreement and Advisory Agreement with SSgA. In addition, the Board reviewed the Adviser’s historical performance in managing passive investment styles. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable and was also satisfied with the Manager’s efforts to improve the Portfolio’s performance.

EQ/Government Securities Portfolio

In connection with its review of the Agreements relating to the EQ/Government Securities Portfolio, the Board considered, among other things, that the Portfolio’s has a relatively small asset base of approximately $75 million. The Board also noted that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the third quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares (Class IA shares are the only shares available for investment) is in the third quartile relative to the peer group and is slightly higher than the median expense ratio for the peer group. The Board noted, however, that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all of a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratio as set forth in the prospectus. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule would result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Class IA shares of the Portfolio was in the second quartile relative to its Lipper peer group for the three-year period ended May 31, 2008, and was in the third quartile for the one- and five-year periods ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2008, but that the Portfolio’s performance generally was in line with that of the benchmark for the three-, five- and ten-year periods ended on that date. The Board also noted that the Manager had taken action to improve the Portfolio’s performance through the appointment of the current Adviser on October 1, 2006. The Board noted that the Portfolio’s performance generally had improved as a result of the change, but that the relatively short period of time during which the Adviser has been advising the Portfolio provided a limited basis on which to evaluate the Portfolio’s overall performance.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also generally satisfied with the Portfolio’s performance and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

EQ/International Core PLUS Portfolio

In connection with its review of the annual renewal of Agreements relating to the EQ/International Core PLUS Portfolio at its July 2008 meeting, the Board considered, among other things, that the Manager had restructured the Portfolio in May 2007 by converting it from a portfolio with a single sub-adviser to one with multiple sub-advisers, assuming direct portfolio management responsibilities for a portion of the Portfolio’s assets, changing certain investment strategies for the Portfolio and reducing the contractual management fee for the Portfolio. The Board also considered that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the second quartile relative to the Portfolio’s Lipper peer group and, therefore, is lower than the median contractual management fee for the peer group. In addition, the Board considered that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board further noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board also noted that the Portfolio’s net management fee paid by the Portfolio, after taking into account the expense limitation arrangement, is lower than the contractual management fee.

The Board also considered that the expense ratios for the Portfolio’s Class IA and Class IB shares are in the first and second quartiles, respectively, relative to the peer group and, therefore, are lower than the median expense ratio for the peer group. In addition, the Board considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2008, and was in the second quartile for the five-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-year, three-year and since inception periods and slightly underperformed its benchmark for the five-year period ended May 31, 2008, but that the Portfolio’s performance for the five-year period ended on that date was comparable to that of the its benchmark. The Board factored into its evaluation of the Portfolio’s performance that the Manager had taken action in May 2007 to improve the Portfolio’s performance and that the Portfolio’s performance generally had improved as a result of the changes.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark and with the Manager’s efforts to improve the Portfolio’s overall performance.

At a subsequent Board meeting in September 2008, the Board considered and approved a new Advisory Agreement between AXA Equitable, WHV and Hirayama. In connection with this approval, the Board considered that there would be no changes to the subadvisory fee schedule paid under the then-current Advisory Agreement between AXA Equitable and WHV and, therefore, no changes to the profitability of the Manager as a result of the new Advisory Agreement. The Board also considered that there would be no change to the management fee rate paid by the Portfolio as a result of the new Advisory Agreement. In addition, the Board considered that there would be no material changes to the services provided to the Portfolio as a result of the new Advisory Agreement and that the personnel involved in the day-to-day management of the Portfolio would remain the same.

At a subsequent Board meeting in October 2008, the Board considered and approved an Advisory Agreement with SSgA to replace the then-current Adviser to the index sleeve of the Portfolio. In connection with this approval, the Board considered the subadvisory fees to be paid under the Advisory Agreement, whether the proposed fee schedule provides for economies of scale as the assets of the Portfolio increase and any changes in the profitability of the Manager as a result of the Advisory Agreement. The Board also considered that there would be no change in the management fee rate paid by the Portfolio as a result of the Advisory Agreement with SSgA. In addition, the Board reviewed the performance of the comparable accounts managed by SSgA and noted that their performance was in line with the benchmark.

Based on its review of the new Advisory Agreements, the Board was satisfied that each Adviser’s compensation is fair and reasonable and was also satisfied with each Adviser’s performance.

EQ/International Growth Portfolio

In connection with its review of the Agreements relating to the EQ/International Growth Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IB shares (Class IB shares are the only shares available for investment) is in the fourth quartile relative to the peer group and is higher than the median expense ratio for the Portfolio’s peer group. The Board noted, however, that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule would result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2008, but was in the fourth quartile for the five-year period ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2008. The Board and the Managers discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance. The Board further considered that the Manager had taken action to improve the Portfolio’s performance through the appointment of the current Adviser to advise the Portfolio on July 25, 2005 and that the Portfolio’s performance generally had improved as a result of this change.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group for the short-term time period, noting recent improvement since the appointment of the current Adviser, and with the Manager’s efforts to improve the Portfolio’s overall performance.

EQ/JPMorgan Value Opportunities Portfolio

In connection with its review of the Agreements relating to the EQ/JPMorgan Value Opportunities Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee is in the second quartile relative to the Portfolio’s Lipper peer group and, therefore, is lower than the median contractual management fee for the peer group. The Board also considered that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also noted that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios as the Portfolio achieves greater economies of scale. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the three-year period ended May 31, 2008 and was in the fourth quartile for the one- and five-year periods ended on that date. The Board also considered that the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2008. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board factored into its evaluation that the Manager and the Adviser had taken action to improve the Portfolio’s performance through the appointment of a new portfolio manager in December 2006 and that, although the portfolio manager has been advising the Portfolio for a relatively short period of time, the performance of the Portfolio generally had improved as a result of that change.

Based on its review, the Board was satisfied that the Manager’s and Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Manager’s and the Adviser’s efforts to improve the Portfolio’s performance.

EQ/Large Cap Core PLUS Portfolio

In connection with its review of the annual renewal of Agreements relating to the EQ/Large Cap Core PLUS Portfolio at its July 2008 meeting, the Board considered, among other things, that the Manager had restructured the Portfolio in May 2007 by converting it from a portfolio with a single sub-adviser to one with multiple sub-advisers, assuming direct portfolio management responsibilities for a portion of the Portfolio’s assets, changing certain investment strategies for the Portfolio and reducing the contractual management fee for the Portfolio. The Board also considered that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the second quartile relative to the Portfolio’s Lipper peer group and, therefore, is lower than the median contractual management fee for the peer group. The Board also considered that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratios for the Portfolio’s Class IA and Class IB shares are in the first and second quartiles, respectively, relative to the peer group and, therefore, are lower than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the since inception period ended May 31, 2008, but slightly underperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board noted, however, that the Portfolio’s performance for the one-, three- and five-year periods ended May 31, 2008 was generally in line with that of its benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board noted that the Manager had taken action to improve the Portfolio’s performance and that the Portfolio’s performance generally had improved as a result of the changes.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s overall performance relative to its benchmark, noting improvement in the Portfolio’s performance since its restructuring, and with the Manager’s efforts to improve the Portfolio’s overall performance.

At a subsequent Board meeting in October 2008, the Board considered and approved an Advisory Agreement with SSgA to replace the then-current Adviser to the index sleeve of the Portfolio. In connection with this approval, the Board considered the subadvisory fees to be paid under the Advisory Agreement, whether the proposed fee schedule provides for economies of scale as the assets of the Portfolio increase and any changes in the profitability of the Manager as a result of the Advisory Agreement. The Board also considered that there would be no change in the management fee rate paid by the Portfolio as a result of the Advisory Agreement with SSgA. In addition, the Board reviewed the performance of the comparable accounts managed by SSgA and noted that their performance was in line with the benchmark. Based on its review, the Board was satisfied that the Adviser’s compensation is fair and reasonable and was also satisfied with the Adviser’s performance.

EQ/Large Cap Growth Index Portfolio (formerly, EQ/AllianceBernstein Large Cap Growth Portfolio)

In connection with its review of the annual renewal of Agreements relating to the EQ/Large Cap Growth Index Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the management fee has breakpoints, which reduce the management fee as the Portfolio’s assets increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, is lower than the contractual management fee and is in the third quartile relative to the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio and is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board further considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the one-year period and underperformed the benchmark for the three-year, five-year and since inception periods ended May 31, 2008, but that the Portfolio’s performance for the three- and five-year periods ended on that date was generally in line with that of the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance. The Board noted that the Manager and the Adviser had taken action to improve the Portfolio’s performance by re-structuring its portfolio management team in February 2006 and that the performance of the Portfolio generally had improved since then.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its benchmark for the short- and medium-term time periods and with Manager’s efforts to improve the Portfolio’s overall performance.

At a subsequent Board meeting in October 2008, the Manager proposed, and the Board approved, a restructuring of the Portfolio that is intended to improve the Portfolio’s overall performance by converting it from an actively managed portfolio to one that tracks the performance of a broad-based index. In connection with the restructuring, the Board considered and approved an amendment to the relevant Management Agreement to reduce the contractual management fee for the Portfolio and an amendment to the Advisory Agreement to reduce the subadvisory fee paid with respect to the Portfolio. In approving the amendments to the Agreements, the Board also considered whether the proposed fee changes would provide for economies of scale as the assets of the Portfolio increase and any changes in the profitability of the Manager as a result of the amendments to the Agreements. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation under the amended Agreements is fair and reasonable and was also satisfied with Manager’s efforts to continue to improve the Portfolio’s performance.

EQ/Large Cap Growth PLUS Portfolio

In connection with its review of the annual renewal of Agreements relating to the EQ/Large Cap Growth PLUS Portfolio at its July 2008 meeting, the Board considered, among other things, that the Manager had restructured the Portfolio in May 2007 by converting it from a portfolio with a single sub-adviser to one with multiple sub-advisers, assuming direct portfolio management responsibilities for a portion of the Portfolio’s assets, changing certain investment strategies for the Portfolio and reducing the contractual management fee for the Portfolio. The Board also considered that the Portfolio’s contractual management fee at the current asset level is in the second quartile relative to the Portfolio’s Lipper peer group and, therefore, is lower than the median management contractual fee for the peer group. The Board also considered that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratios for the Portfolio’s Class IA and Class IB shares are in the first and second quartiles, respectively, relative to the peer group and, therefore, are lower than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2008. The Board factored into its evaluation of the Portfolio’s performance that the Manager had taken action to improve the Portfolio’s performance and that the Portfolio’s performance generally had improved as a result of the changes.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark and with the Manager’s efforts to improve the Portfolio’s overall performance.

At a subsequent Board meeting in October 2008, the Board considered and approved an Advisory Agreement with SSgA to replace the then-current Adviser to the index sleeve of the Portfolio. In connection with this approval, the Board reviewed the subadvisory fees to be paid under the Advisory Agreement, whether the proposed fee schedule provides for economies of scale as the assets of the Portfolio increase and any changes in the profitability of the Manager as a result of the Advisory Agreement. The Board also considered that there would be no change in the management fee rate paid by the Portfolio as result of the Advisory Agreement with SSgA. In addition, the Board reviewed the performance of the comparable accounts managed by SSgA and noted that their performance was in line with the benchmark. Based on its review, the Board was satisfied that the Adviser’s compensation is fair and reasonable and was also satisfied with the Adviser’s performance.

EQ/Large Cap Value Index Portfolio (formerly, EQ/Legg Mason Value Equity Portfolio)

In connection with its review of the annual renewal of Agreements relating to the EQ/Large Cap Value Index Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee is in the third quartile relative to the Portfolio’s Lipper peer group and is slightly higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, is lower than the contractual management fee, and is equal to the median net management fee for the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for its peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2008 and that the Portfolio had underperformed its benchmark for the one-year and since inception periods ended on that date. The Board and the Manager discussed the reasons for the

Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board expressed concern regarding the extent of underperformance by the Portfolio but factored into its evaluation that the Portfolio had commenced operations on October 3, 2005 and, therefore, had a relatively short operating history on which to evaluate performance and that the long-term performance of the Adviser’s comparable fund generally has been reasonable relative to its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board took into account the Portfolio’s relatively short operating history and determined that the Manager’s explanations and proposals regarding the Portfolio’s performance were reasonable.

At a subsequent Board meeting in October 2008, the Manager proposed, and the Board approved, a restructuring of the Portfolio that is intended to improve the Portfolio’s overall performance by converting it from an actively managed portfolio to one that tracks the performance of a broad-based index. In connection with the restructuring, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA to replace the then-current Adviser. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that both the amended Management Agreement and new Advisory Agreement provided for a reduction in the fees paid with respect to the Portfolio. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase and any changes in the profitability of the Manager as a result of the amendment to the Management Agreement and the approval of the new Advisory Agreement with SSgA. In addition, the Board reviewed the performance of the comparable accounts managed by SSgA and noted that their performance was in line with the benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable and was also satisfied with the Manager’s efforts to improve the Portfolio’s performance.

EQ/Large Cap Value PLUS Portfolio (formerly, EQ/AllianceBernstein Value Portfolio)

In connection with its review of the annual renewal of Agreements relating to the EQ/Large Cap Value PLUS Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the third quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board considered, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the Portfolio’s assets increase.

The Board also considered that the expense ratios for the Portfolio’s Class IA and Class IB shares are in the first and second quartiles, respectively, relative to the peer group and, therefore, are lower than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board further considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. In addition, the Board considered that the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2008, but that the Portfolio’s performance for the ten-year period ended on that date generally was in line with the benchmark. The Board also considered that the Portfolio’s performance record historically has been strong, but that the Portfolio’s overall performance record had been adversely impacted by recent underperformance.

The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s long-term performance relative to its benchmark and with the Manager’s and the Adviser’s explanations and plans to address the Portfolio’s recent underperformance.

At a subsequent Board meeting in October 2008, the Manager proposed, and the Board approved, a restructuring of the Portfolio that is intended to improve the Portfolio’s overall performance by converting it from a portfolio with a single Adviser to one with multiple Advisers and changing certain investment strategies for the Portfolio. In connection with the restructuring, the Board considered and approved an amendment to the relevant Management Agreement to reduce the contractual management fee for the Portfolio and an amendment to the Advisory Agreement to reduce the subadvisory fee paid with respect to the Portfolio. In approving the amendments to the Agreements, the Board also considered whether the proposed fee changes would provide for economies of scale as the assets of the Portfolio increase and any changes in the profitability of the Manager as a result of the amendments to the Agreements. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation under the amended Agreements is fair and reasonable and was also satisfied with the Manager’s efforts to address the Portfolio’s recent underperformance.

EQ/Long Term Bond Portfolio

In connection with its review of the Agreements relating to the EQ/Long Term Bond Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the second quartile relative to the Portfolio’s Lipper peer group and, therefore, is lower than the median contractual management fee for the peer group. The Board also noted that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, but that the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile and is higher than the median expense ratio for the peer group. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule would result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one-year period ended May 31, 2008, but was in the fourth quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-year period ended May 31, 2008, but slightly underperformed its benchmark for the three-, five- and ten-year periods ended on that date. The Board, noted, however that the Portfolio’s performance for the three-, five- and ten-year periods ended May 31, 2008 was generally in line with that of its benchmark. The Board also noted that the Manager had taken action to improve the Portfolio’s performance, including the appointment of the current Adviser on October 1, 2006 and that the Portfolio’s performance generally had improved as a result of the change.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s overall performance relative to its benchmark and with the Portfolio’s improved performance relative to its peer group, and with the Manager’s efforts to improve the Portfolio’s overall performance.

EQ/Lord Abbett Growth and Income Portfolio

In connection with its review of the Agreements relating to the EQ/Lord Abbett Growth and Income Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the third quartile relative to the Portfolio’s Lipper peer group and is slightly higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, is lower than the contractual management fee.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the peer group, and that the expense ratio of the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the three-year period ended May 31, 2008 and in the fourth quartile for the one-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-year period ended May 31, 2008, but slightly underperformed its benchmark for the three-year and since inception periods ended on that date. The Board noted, however, that the Portfolio’s performance for the three-year and since inception periods ended May 31, 2008 was generally in line with that of the benchmark. The Board factored into its evaluation of the Portfolio’s performance that the Portfolio had commenced operations on April 29, 2005 and, therefore, had a relatively short operating history on which to evaluate performance, but that the long-term performance of the Adviser’s comparable accounts generally has been reasonable relative to their benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board took into account the Portfolio’s relatively short operating history and its favorable performance relative to its benchmark and determined that the Manager’s explanations and proposals regarding the Portfolio’s performance were reasonable.

EQ/Lord Abbett Large Cap Core Portfolio

In connection with its review of the Agreements relating to the EQ/Lord Abbett Large Cap Core Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the second quartile relative to the Portfolio’s Lipper peer group and is equal to the median contractual management fee for the peer group. The Board also considered that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. In addition, the Board noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, is lower than the contractual management fee, is in the second quartile relative to its peer group and is lower than the median net management fee for the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the peer group, and that the expense ratio of the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one-year period ended May 31, 2008, and in the second quartile for the three-year period ended on that date. The Board also considered that the Portfolio had outperformed its benchmark for the one-year, three-year and since inception periods ended on that date. The Board factored into its evaluation of the Portfolio’s performance that the Portfolio had commenced operations on April 29, 2005 and, therefore, had a relatively short operating history on which to evaluate performance, and that the long-term performance of the Adviser’s comparable accounts generally has been reasonable relative to their benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark.

EQ/Lord Abbett Mid Cap Value Portfolio

In connection with its review of the Agreements relating to the EQ/Lord Abbett Mid Cap Value Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee is in the third quartile relative to the Portfolio’s Lipper peer group and is slightly higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, is lower than the contractual management fee and is equal to the median net management fee for the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the peer group, and that the expense ratio of the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2008, and that the Portfolio had underperformed its benchmark for the one-year, three-year and since inception periods ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board factored into its evaluation of the Portfolio’s performance that the Portfolio had commenced operations on April 29, 2005 and, therefore, had a relatively short operating history on which to evaluate performance, and that the long-term performance of the Adviser’s comparable accounts generally has been reasonable relative to their benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board took into account the Portfolio’s relatively short operating history and determined that the Manager’s explanations and proposals regarding the Portfolio’s performance were reasonable.

EQ/Marsico Focus Portfolio

In connection with its review of the Agreements relating to the EQ/Marsico Focus Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, is lower than the contractual management fee.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the second quartile relative to the peer group and, therefore, is lower than the median expense ratio for the peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2008, and was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2008.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the performance of the Portfolio relative to its peer group and benchmark.

EQ/Mid Cap Index Portfolio (formerly, EQ/FI Mid Cap Portfolio)

In connection with its review of the annual renewal of Agreements relating to the EQ/Mid Cap Index Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee is in the third quartile relative to the Portfolio’s Lipper peer group and is slightly higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the Portfolio’s peer group. The Board also noted that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the since inception period ended May 31, 2008, but underperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board noted, however, that the Portfolio’s performance for the three-year period ended May 31, 2008 was generally in line with that of its benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its benchmark for certain medium- and long-term time periods and with the Manager’s explanations and plans to improve the Portfolio’s overall performance.

At a subsequent Board meeting in October 2008, the Manager proposed, and the Board approved, a restructuring of the Portfolio that is intended to improve the Portfolio’s overall performance by converting it from an actively managed portfolio to one that tracks the performance of a broad-based index. In connection with the restructuring, the Board considered and approved an amendment to the relevant Management Agreement and a new Advisory Agreement between AXA Equitable and SSgA to replace the then-current Adviser to the Portfolio. In approving the amendment to the Management Agreement and the new Advisory Agreement, the Board reviewed and considered the proposed management and subadvisory fees and noted that both the amended Management Agreement and the new Advisory Agreement provided for a reduction in the fees paid with respect to the Portfolio. The Board also considered whether the proposed fee schedules provide for economies of scale as the assets of the Portfolio increase and any changes in the profitability of the Manager as a result of the amendment to the Management Agreement and the approval of the new Advisory Agreement with SSgA. In addition, the Board reviewed the Adviser’s historical performance in managing passive investment styles. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable and was also satisfied with the Manager’s efforts to improve the Portfolio’s overall performance.

EQ/Mid Cap Value PLUS Portfolio

In connection with its review of the annual renewal of Agreements relating to the EQ/Mid Cap Value PLUS Portfolio at its July 2008 meeting, the Board considered, among other things, that the Manager had restructured the Portfolio in May 2007 by converting it from a portfolio with a single sub-adviser to one with multiple sub-advisers, assuming direct portfolio management responsibilities for a portion of the Portfolio’s assets, changing certain investment strategies for the Portfolio and reducing the contractual management fee for the Portfolio. The Board also considered that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the second quartile relative to the Portfolio’s Lipper peer group and, therefore, is lower than the median contractual management fee for the peer group. The Board also considered that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratios for the Portfolio’s Class IA and Class IB shares are in the first quartile relative to the peer group and, therefore, are lower than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008 and that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board factored into its evaluation of the Portfolio’s performance the restructuring in May 2007 that the Manager had implemented to improve the Portfolio’s performance and that the Portfolio’s performance generally had shown improvement as a result of the changes.

Based on its review, the Board was satisfied that the Manager’s and each Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Manager’s explanations and efforts to improve the Portfolio’s performance.

At a subsequent Board meeting in October 2008, the Board considered and approved an Advisory Agreement with SSgA to replace the then-current Adviser to the index sleeve of the Portfolio. In connection with this approval, the Board considered the subadvisory fees to be paid under the Advisory Agreement, whether the proposed fee schedule provides for economies of scale as the assets of the Portfolio increase and any changes in the profitability of the Manager as a result of the Advisory Agreement. The Board also considered that there would be no change in the management fee rate paid by the Portfolio as result of the Advisory Agreement with SSgA. In addition, the Board reviewed the performance of the comparable accounts managed by SSgA and noted that their performance was in line with the benchmark. Based on its review, the Board was satisfied that the Adviser’s compensation is fair and reasonable and was also satisfied with the Adviser’s performance.

EQ/Money Market Portfolio

In connection with its review of the Agreements relating to the EQ/Money Market Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the third quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule would result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the one- and three-year periods ended May 31, 2008, but slightly underperformed its benchmark for the five- and ten-year periods ended on that date. The Board noted, however, that the Portfolio’s performance for the five- and ten-year periods ended May 31, 2008 was comparable to that of its benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and efforts to improve this performance. The board took into account the relatively small difference in performance rankings among the funds in the Portfolio’s peer group. The Board also considered that the Manager had taken action to improve the Portfolio’s performance though the appointment of the current Adviser to advise the Portfolio on June 10, 2005 and that the Portfolio’s performance generally has improved since that time.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s overall performance relative to its benchmark, noting improvement in the Portfolio’s performance since the appointment of the current Adviser, and with the Manager’s efforts to strengthen the Portfolio’s overall performance.

EQ/Montag & Caldwell Growth Portfolio

In connection with its review of the annual renewal of Agreements relating to the EQ/Montag & Caldwell Growth Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the second quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule would result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2008, and was in the third quartile for the five-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-year, three-year and since inception periods ended May 31, 2008, but slightly underperformed its benchmark for the five-year period ended on that date. The Board noted, however, that the Portfolio’s performance for the five-year period ended May 31, 2008 was generally in line with that of its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s overall performance relative to its peer group and benchmark.

At subsequent Board meetings in October and December 2008, the Board considered and approved new Advisory Agreements between AXA Equitable and the Adviser in connection with a change in control of the Adviser, which would result in the assignment and automatic termination of the then-current Advisory Agreement. The Board noted that it had considered and approved the renewal of the then-current Advisory Agreement between AXA Equitable and the Adviser at its July 2008 meeting. The Board considered that the Adviser had represented that there would be no material changes to the Advisory Agreement between AXA Equitable and the Adviser as a result of the change in control nor would there be any material changes to the services provided by the Adviser, the Adviser’s personnel advising the Portfolio or the subadvisory fees paid to the Adviser. Based on its review, the Board determined that the Portfolio would benefit from the continued service of the Adviser to the Portfolio. In addition, the Board was satisfied that the Adviser’s compensation is fair and reasonable and was also satisfied with the Portfolio’s performance for the reasons described above.

EQ/Mutual Shares Portfolio

In connection with its review of the Agreements relating to the EQ/Mutual Shares Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the Portfolio’s net management fee, after taking into account the expense limitation arrangement, is lower than the contractual management fee.

The Board considered that the expense ratios for the Portfolio’s Class IA and Class IB shares are in the fourth quartile relative to the peer group and, therefore, are higher than the median expense ratio for the Portfolio’s peer group. The Board noted, however, that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board also reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio underperformed its benchmark for the one-year and since inception periods ended May 31, 2008. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its benchmark and efforts to improve the Portfolio’s overall performance. The Board factored into its evaluation of the Portfolio’s performance that the Portfolio commenced operations on September 15, 2006 and, therefore, had a relatively short operating history on which to evaluate performance, but that the long-term performance of the Adviser’s comparable fund generally has been reasonable relative to its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance given its relatively short operating history and its favorable performance relative to its peer group.

EQ/Oppenheimer Global Portfolio

In connection with its review of the Agreements relating to the EQ/Oppenheimer Global Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the net management fee paid by the Portfolio, after taking into account the expense limitation arrangement, is lower than the contractual management fee and is in the second quartile relative to the peer group and, therefore, is lower than the median net management fee for the peer group.

The Board also considered that the expense ratios for the Portfolio’s Class IA and Class IB shares are in the third and fourth quartiles, respectively, relative to the peer group and, therefore, are higher than the median expense ratio for the Portfolio’s peer group. The Board noted, however, that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio underperformed its benchmark for the one-year and since inception periods ended May 31, 2008. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board factored into its evaluation of the Portfolio’s performance that the Portfolio commenced operations on August 31, 2006 and, therefore, had a relatively short operating history on which to evaluate performance, and that the long-term performance of the Adviser’s comparable fund generally has been reasonable relative to its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board took into account the Portfolio’s relatively short operating history and determined that the Manager’s explanations and proposals regarding the Portfolio’s performance were reasonable.

EQ/Oppenheimer Main Street Opportunity Portfolio

In connection with its review of the Agreements relating to the EQ/Oppenheimer Main Street Opportunity Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the net management fee paid by the Portfolio, after taking into account the expense limitation arrangement, is lower than the contractual management fee and is in the third quartile relative to the peer group.

The Board also considered that the expense ratios for the Portfolio’s Class IA and Class IB shares are in the fourth quartile relative to the peer group and, therefore, are higher than the median expense ratio for the Portfolio’s peer group. The Board noted, however, that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio underperformed its benchmark for the one-year and since inception periods ended May 31, 2008. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and the efforts to improve the Portfolio’s performance. The Board factored into its evaluation of the Portfolio’s performance that the Portfolio commenced operations on August 31, 2006 and, therefore, had a relatively short operating history on which to evaluate performance, and that the long-term performance of the Adviser’s comparable fund generally has been reasonable relative to its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board took into account the Portfolio’s relatively short operating history and determined that the Manager’s explanations and proposals regarding the Portfolio’s performance were reasonable.

EQ/Oppenheimer Main Street Small Cap Portfolio

In connection with its review of the Agreements relating to the EQ/Oppenheimer Main Street Small Cap Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee is in the third quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the net management fee paid by the Portfolio, after taking into account the expense limitation arrangement, is lower than the contractual management fee and is in the first quartile relative to the peer group and, therefore, is lower than the median net management fee for the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the second quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the since inception period ended May 31, 2008, but underperformed its benchmark for one-year period ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance. The Board factored into its evaluation of the Portfolio’s performance that the Portfolio commenced operations on August 31, 2006 and, therefore, had a relatively short operating history on which to evaluate performance, and that the long-term performance of the Adviser’s comparable fund generally has been reasonable relative to its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance given its relatively short operating history and its favorable long-term performance relative to its benchmark.

EQ/PIMCO Real Return Portfolio

In connection with its review of the Agreements relating to the EQ/PIMCO Real Return Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the second quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the one-, three-and five-year periods ended May 31, 2008. The Board also considered that the Portfolio outperformed its benchmark for the one-year and since inception periods ended May 31, 2008, but slightly underperformed its benchmark for the three- and five-year periods ended on that date. The Board noted, however, that the Portfolio’s performance for the three- and five-year periods ended May 31, 2008 was generally in line with that of its benchmark. The Board also noted that the Manager had taken actions to improve the Portfolio’s performance by implementing certain changes to the Portfolio’s investment strategies and by appointing the current Adviser to advise the Portfolio on May 1, 2005 and that the Portfolio’s performance had improved since then.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark and with the Manager’s efforts to improve the Portfolio’s performance.

EQ/Quality Bond PLUS Portfolio (formerly, EQ/AllianceBernstein Quality Bond Portfolio)

In connection with its review of the annual renewal of Agreements relating to the EQ/Quality Bond PLUS Portfolio at its July 2008 meeting, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the third quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the management fee has breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the second quartile relative to the peer group and, therefore, is lower than the median expense ratio for the peer group, and the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in a corresponding reduction in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the third quartile relative to its Lipper peer group for the one-year period ended May 31, 2008, and was in the fourth quartile for the three- and five-year periods ended on that date. The Board considered that the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year period ended May 31, 2008, but that the Portfolio’s performance over the three-, five-and ten-year periods ended on that date generally was in line with the benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark, including conditions in the fixed income market during the last year, and the efforts to improve the Portfolio’s overall performance.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its benchmark for medium- and long-term periods and with the Manager’s explanations and plans to improve the Portfolio’s overall performance.

At a subsequent Board meeting in October 2008, the Manager proposed, and the Board approved, a restructuring of the Portfolio that is intended to improve the Portfolio’s overall performance by converting it from a portfolio with a single Adviser to one with multiple Advisers and changing certain investment strategies for the Portfolio. In connection with the restructuring, the Board considered and approved an amendment to the relevant Management Agreement, an amendment to the Advisory Agreement with the current Adviser with respect to the actively managed sleeve of the Portfolio and a new Advisory Agreement between AXA Equitable and SSgA with respect to the index sleeve of the Portfolio. In approving the amended Management and Advisory Agreements and the new Advisory Agreement, the Board considered the proposed management and subadvisory fees, whether the proposed fee changes would provide for economies of scale as the assets of the Portfolio increase and any changes to the profitability of the Manager with respect to the Portfolio. The Board noted that the amendment to the Management Agreement would reduce the contractual management fee for the Portfolio. In addition, the Board reviewed the performance of the comparable accounts managed by SSgA and noted that their performance was in line with the benchmark. Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable and was also satisfied with the Manager’s efforts to improve the Portfolio’s performance.

EQ/Short Duration Bond Portfolio

In connection with its review of the Agreements relating to the EQ/Short Duration Bond Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the second quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio of the Portfolio’s Class IB shares is in the fourth quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule would result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one-year period ended May 31, 2008, and in the third quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the since inception period ended May 31, 2008, but underperformed its benchmark for the one-, three- and five-year periods ended on that date. The Board noted, however, that the Portfolio’s performance for the three- and five-year periods ended May 31, 2008 was generally in line with that of its benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance. The Board noted that the Manager had taken action to improve the Portfolio’s performance through the appointment of the current Adviser on October 1, 2006 and that the Portfolio’s performance generally had improved as a result of the change.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also generally satisfied with the Portfolio’s performance since the appointment of the current Adviser and with the Manager’s efforts to improve the Portfolio’s overall performance.

EQ/Small Company Index Portfolio

In connection with its review of the Agreements relating to the EQ/Small Company Index Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee is in the second quartile relative to the Portfolio’s Lipper peer group and is equal to the median contractual management fee for the peer group. The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile and is higher than the median expense ratio for the peer group. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

The Board also reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2008 and in the third quartile for the five-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the one-year period ended May 31, 2008, but slightly underperformed its benchmark for the three-, five- and ten-year periods ended on that date. The Board noted, however, that the Portfolio’s performance for the three-, five- and ten-year periods ended May 31, 2008 was generally in line with that of its benchmark. The Board further considered that the Portfolio’s performance was consistent with its investment objective of seeking to replicate as closely as possible before expenses the total return of the Russell 2000 Index.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied that the performance of the Portfolio has been satisfactory in relation to the performance of its benchmark and peer group and in light of its investment objective.

EQ/T. Rowe Price Growth Stock Portfolio

In connection with its review of the Agreements relating to the EQ/T. Rowe Price Growth Stock Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratios for the Portfolio’s Class IA and Class IB shares are in the first and second quartiles, respectively, relative to the peer group and, therefore, are lower than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-, three- and five-year periods ended May 31, 2008. The Board also considered that the Portfolio underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2008, but that the Portfolio’s performance for the ten-year period ended on that date was generally in line with that of its benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board factored into its evaluation of the Portfolio’s performance that the Manager had taken action to improve the Portfolio’s performance though the appointment of the current Adviser to the Portfolio in July 2007, but that the current Adviser had been advising the Portfolio for a relatively short period of time.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Manager’s efforts to improve the Portfolio’s performance.

EQ/Templeton Growth Portfolio

In connection with its review of the Agreements relating to the EQ/Templeton Growth Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the net management fee paid by the Portfolio, after taking into account the expense limitation arrangement, is lower than the contractual management fee.

The Board also considered that the expense ratios for the Portfolio’s Class IA and Class IB shares are in the fourth quartile relative to the peer group and, therefore, are higher than the median expense ratio for the peer group. The Board noted, however, that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one-year period ended May 31, 2008. The Board also considered that the Portfolio underperformed its benchmark for the one-year and since inception periods ended May 31, 2008. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board factored into its evaluation of the Portfolio’s performance that the Portfolio commenced operations on September 15, 2006 and, therefore, had a relatively short operating history on which to evaluate performance, and that the long-term performance of the Adviser’s comparable fund generally has been reasonable relative to its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board took into account the Portfolio’s relatively short operating history and determined that the Manager’s explanations and proposals regarding the Portfolio’s performance were reasonable.

EQ/UBS Growth and Income Portfolio

In connection with its review of the Agreements relating to the EQ/UBS Growth and Income Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratio does not exceed a certain level as set forth in the prospectus. The Board further noted that the net management fee paid by the Portfolio, after taking into account the expense limitation arrangement, is lower than the contractual management fee and is in the third quartile relative to the peer group.

The Board also considered that the expense ratio for the Portfolio’s Class IB shares (Class IB shares are the only shares offered for investment) is in the fourth quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board noted, however, that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratio. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

The Board also reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the five-year period, the third quartile for the three-year period and the fourth quartile for the one-year period ended May 31, 2008. The Board also considered that the Portfolio underperformed its benchmark for the one-year, three-year, five-year and since inception periods ended May 31, 2008, but that the Portfolio’s performance for the three-year, five-year and since inception periods ended on that date generally was in line with that of the benchmark for the same time periods. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance. The Board also considered that the Portfolio’s performance historically has been favorable in relation to its benchmark and peer group.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s medium- and long-term performance relative to its peer group and benchmark and with the Manager’s explanations and efforts to improve the Portfolio’s overall performance.

EQ/Van Kampen Comstock Portfolio

In connection with its review of the Agreements relating to the EQ/Van Kampen Comstock Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the third quartile relative to the Portfolio’s Lipper peer group and is slightly higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the net management fee paid by the Portfolio, after taking into account the expense limitation arrangement, is lower than the contractual management fee.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the fourth quartile relative to its Lipper peer group for the one- and three-year periods ended May 31, 2008, and that the Portfolio underperformed its benchmark for the one-year, three-year and since inception periods ended on that date. The Board and the Manager discussed the reasons for the Portfolio’s underperformance relative to its peer group and benchmark and efforts to improve the Portfolio’s performance. The Board factored into its evaluation of the Portfolio’s performance that the Portfolio had commenced operations on April 29, 2005 and, therefore, had a relatively short operating history on which to evaluate performance, and that the long-term performance of the Adviser’s comparable accounts generally has been reasonable relative to their benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board took into account the Portfolio’s relatively short operating history and determined that the Manager’s proposals regarding the Portfolio’s performance were reasonable.

EQ/Van Kampen Emerging Markets Equity Portfolio

In connection with its review of the Agreements relating to the EQ/Van Kampen Emerging Markets Equity Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the second quartile relative to the peer group and, therefore, is lower than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the three- and five-year periods ended May 31, 2008, and was in the third quartile for the one-year period ended on that date. The Board also considered that the Portfolio outperformed its benchmark for the three-year period ended May 31, 2008, but underperformed its benchmark for the one-, five- and ten-year periods ended on that date. The Board noted, however, that the Portfolio’s performance for the five- and ten-year periods ended May 31, 2008 was comparable to that of its benchmark. The Board and the Manager discussed the reasons for the Portfolio’s underperformance for certain periods relative to its peer group and benchmark and efforts to improve the Portfolio’s overall performance. The Board noted that the Manager and the Adviser had taken actions to improve the Portfolio’s performance by restructuring the Portfolio’s portfolio management team in 2006 and that the Portfolio’s performance generally had improved since then.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance relative to its peer group and benchmark for the medium- and long-term time periods and with the Manager’s and the Adviser’s efforts to improve the Portfolio’s performance.

EQ/Van Kampen Mid Cap Growth Portfolio

In connection with its review of the Agreements relating to the EQ/Van Kampen Mid Cap Growth Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee is in the third quartile relative to the Portfolio’s Lipper peer group and is slightly higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the first quartile relative to the peer group and, therefore, is lower than the median expense ratio for the peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the third quartile relative to the peer group and is slightly higher than the median expense ratio for the peer group. The Board also considered that the Manager has entered into an expense limitation arrangement with the Portfolio under which it would waive all or a portion of its management fees and reimburse all or a portion of the Portfolio’s other expenses to limit the Portfolio’s total expense ratios as set forth in the prospectus. The Board further noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the first quartile relative to its Lipper peer group for the three-year period ended May 31, 2008, and in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had outperformed its benchmark for the one-year, three-year and since inception periods ended May 31, 2008. The Board factored into its evaluation of the Portfolio’s performance that the Portfolio had commenced operations on April 29, 2005 and, therefore, had a relatively short operating history on which to evaluate performance, and that the long-term performance of the Adviser’s comparable accounts generally has been reasonable relative to their benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance given its relatively short operating history and its favorable performance relative to its peer group and benchmark.

EQ/Van Kampen Real Estate Portfolio

In connection with its review of the Agreements relating to the EQ/Van Kampen Real Estate Portfolio, the Board considered, among other things, that the Portfolio’s contractual management fee at the current asset level of the Portfolio is in the fourth quartile relative to the Portfolio’s Lipper peer group and is higher than the median contractual management fee for the peer group. The Board noted, however, that the Portfolio’s management fee includes breakpoints, which reduce the management fee as the assets of the Portfolio increase. The Board also noted that the Manager has agreed to waive all or a portion of its management fee and to reimburse all or a portion of the other expenses of the Portfolio so that the Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board further noted that the net management fee paid by the Portfolio, after taking into account the expense limitation arrangement, is lower than the contractual management fee.

The Board also considered that the expense ratio for the Portfolio’s Class IA shares is in the third quartile relative to the peer group and is slightly higher than the median expense ratio for the Portfolio’s peer group, and that the expense ratio for the Portfolio’s Class IB shares is in the fourth quartile relative to the peer group and is higher than the median expense ratio for the peer group. The Board noted, however, that the Manager has entered into an expense limitation arrangement with the Portfolio under which it is waiving a portion of its management fees to limit the Portfolio’s total expense ratios as described in the prospectus. The Board also noted that any reduction in the Portfolio’s management fee due to increases in the Portfolio’s assets above the breakpoints in the management fee schedule could result in corresponding reductions in the Portfolio’s total expense ratios. The Board evaluated the level of the management fee in relation to the nature, quality and extent of the services provided by the Manager and the costs of providing those services and determined that the Manager’s overall level of profitability from the management fee was fair and reasonable.

In addition, the Board reviewed the Portfolio’s performance and considered that the performance of the Portfolio’s Class IB shares was in the second quartile relative to its Lipper peer group for the year-to-date period ended May 31, 2008. The Board also considered that the Portfolio underperformed its benchmark for the year-to-date and since inception periods ended May 31, 2008, but that the Portfolio’s performance for the year-to-date period was comparable to that of its benchmark. The Board factored into its evaluation of the Portfolio’s performance that the Portfolio commenced operations on July 2, 2007 and, therefore, had a very short operating history on which to evaluate performance, and that the long-term performance of the Adviser’s comparable fund generally has been reasonable relative to its benchmark.

Based on its review, the Board was satisfied that the Manager’s and the Adviser’s compensation is fair and reasonable. The Board was also satisfied with the Portfolio’s performance given its short operating history and its favorable overall performance relative to its peer group and benchmark.

Federal Income Tax Information (Unaudited)

For the year ended December 31, 2008, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
All Asset Allocation	29.49%	$—	$—	$11,404,291
EQ/Franklin Templeton Founding Strategy	100.00	—	—	2,156
EQ/International ETF	—	—	—	3,941
Crossings Conservative	5.70	—	—	166
Crossings Conservative-Plus	14.85	—	—	406
Crossings Moderate	14.30	—	—	613
Crossings Moderate-Plus	36.32	—	—	755
Crossings Aggressive	84.35	—	—	1,392
EQ/AllianceBernstein Common Stock	100.00	—	—	—
EQ/AllianceBernstein Intermediate Government Securities	—	—	—	—
EQ/AllianceBernstein International	—	1,269,739	17,591,513	44,065,983
EQ/AllianceBernstein Small Cap Growth	100.00	—	—	—
EQ/Ariel Appreciation II	100.00	—	—	194,607
EQ/AXA Rosenberg Value Long/Short	100.00	—	—	—
EQ/BlackRock Basic Value Equity	100.00	—	—	17,675,935
EQ/BlackRock International Value	0.36	1,484,156	44,567,815	26,270,135
EQ/Bond Index	—	—	—	—
EQ/Boston Advisors Equity Income	73.00	—	—	4,521,030
EQ/Calvert Socially Responsible	100.00	—	—	1,147,753
EQ/Capital Guardian Growth	100.00	—	—	—
EQ/Capital Guardian Research	100.00	—	—	26,103,370
EQ/Caywood-Scholl High Yield Bond	—	—	—	—
EQ/Davis New York Venture	100.00	—	—	—
EQ/Equity 500 Index	100.00	—	—	26,593,407
EQ/Evergreen International Bond	—	87,730	50,691,361	—
EQ/Evergreen Omega	100.00	—	—	3,166,794
EQ/Franklin Income	23.98	—	—	—
EQ/Franklin Small Cap Value	100.00	—	—	—
EQ/GAMCO Mergers & Acquisitions	24.21	—	—	723,281
EQ/GAMCO Small Company Value	93.01	—	—	46,021,450
EQ/Government Securities	—	—	—	—
EQ/International Core PLUS	13.95	1,049,448	39,749,564	17,275,993
EQ/International Growth	6.50	153,101	4,456,998	5,470,772
EQ/JPMorgan Core Bond	—	—	—	—
EQ/JPMorgan Value Opportunities	100.00	—	4,890	4,680,120
EQ/Large Cap Core PLUS	100.00	—	—	—
EQ/Large Cap Growth Index	100.00	—	—	—
EQ/Large Cap Growth PLUS	100.00	—	—	—
EQ/Large Cap Value Index	100.00	—	—	4,037,819
EQ/Large Cap Value PLUS	100.00	—	—	—

Portfolios	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Long Term Bond	0.21%	$—	$—	$—
EQ/Lord Abbett Growth & Income	100.00	—	—	475,187
EQ/Lord Abbett Large Cap Core	98.25	—	—	477,657
EQ/Lord Abbett Mid Cap Value	81.10	—	—	7,370,196
EQ/Marsico Focus	100.00	—	—	35,588,975
EQ/Mid Cap Index	31.27	—	—	13,767,291
EQ/Mid Cap Value PLUS	93.31	—	1,352,124	—
EQ/Money Market	—	—	—	—
EQ/Montag & Caldwell Growth	100.00	—	—	—
EQ/Mutual Shares	25.73	—	—	—
EQ/Oppenheimer Global	44.88	32,279	1,418,123	165,241
EQ/Oppenheimer Main Street Opportunity	98.71	—	—	—
EQ/Oppenheimer Main Street Small Cap	67.10	—	—	14,294
EQ/PIMCO Real Return	0.08	—	—	11,633,576
EQ/Quality Bond PLUS	—	—	—	—
EQ/Short Duration Bond	—	—	—	—
EQ/Small Company Index	59.93	—	—	66,549,952
EQ/T. Rowe Price Growth Stock	39.97	—	—	104,209
EQ/Templeton Growth	33.84	—	—	—
EQ/UBS Growth & Income	100.00	—	—	—
EQ/Van Kampen Comstock	99.52	—	—	2,145,854
EQ/Van Kampen Emerging Markets Equity	1.63	3,282,428	61,062,708	92,297,568
EQ/Van Kampen Mid Cap Growth	—	—	—	—
EQ/Van Kampen Real Estate	7.15	—	—	4,228,556

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupation during the last five years, and other information are shown below.

The Trustees and Officers

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York 10104 (50)	Trustee, Chairman, President and Chief Executive Officer	Trustee Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present, President from December 2002 to present.	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	86	None

*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (70)	Trustee	From March 2000 to present	Retired. 1996, Vice-Chairman, Metropolitan Life Insurance Company; From 1993 to 1995, President and Chief Operating Officer Metropolitan Life Insurance Company.	64	None
Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (62)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	64	From 1997 to present, Director, Old Mutual Funds II (23 portfolios); from 1997 to present, Director, Old Mutual Insurance Series Fund (8 portfolios).
David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (77)	Lead Independent Trustee	From May 2000 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange. From 1990-1995, Chairman and Chief Executive Officer, Northern Trust Company.	64	From 2004 to present, Director, Miami Corporation; from 1987 to present, Director of USG Corporation.
William M. Kearns, Jr. c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (73)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to present, Chairman and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm)	64

From 1975 to present, Director, Selective Insurance Group, Inc.; from 1991 to present, Director, Transistor Devices, Inc. From 1999 to present, Advisory Director, Proudfoot PLC (N.A.) (consulting firm). From 2001 to present, Advisory Director, Gridley & Company LLC.

From 2002 to present, Director, United States Shipping Partners LLC

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (64)	Trustee	From March 1997 to present	From 2006 to 2007, Senior Counselor for APCO Worldwide (global communications consulting) and a member of its International Advisory Counsel. From 1998 to December 2004, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer, Burson-Marsteller U.S.A.	64	None

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees (Continued)
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (66)	Trustee	From March 1997 to present	Retired. From 1997 to 2005, Consultant/Director and from 1994 to 1996, President and Chief Operating Officer of CVS Corporation.	64	From 1997 to present, Director, LoJack Corporation
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (55)	Trustee	From May 2000 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	64	None
*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (50)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present	From July 1999 to present, Senior Vice President of AXA Equitable; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Funds Distributor, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (53)	Vice President, Secretary	From July 1999 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Equitable.
Brian Walsh 1290 Avenue of the Americas, New York, New York 10104 (41)	Chief Financial Officer and Treasurer	From June 2007 to present	From February 2003 to present, Vice President of AXA Equitable.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (34)	Vice President	From June 2007 to present	From May 2007 to present, Vice President, AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Equitable; from December 2002 to November 2005, Senior Investment Analyst of AXA Equitable.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (40)	Controller	From June 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.; from July 2002 to June 2005, Director, Prudential Investments.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (47)	Vice President	From July 1999 to present	From February 2001 to present, Vice President of AXA Equitable; from July 2004 to present, a director of Enterprise Capital Management, Inc.
Carla Price 1290 Avenue of the Americas, New York, New York 10104 (32)	Assistant Controller	From March 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from February 2004 to September 2008, Assistant Vice President of AXA Equitable.
*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers (Continued)
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (33)	Vice President and Assistant Secretary	From September 2006 to present	From May 2008 to present, Vice President and Counsel of AXA Equitable; from May 2007 to May 2008 Assistant Vice President and Counsel of AXA Equitable; from May 2006 to May 2007, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP; from September 2003 to February 2005, Contract Attorney, Prudential Financial, Inc.
Armando Capasso, Esq. 1290 Avenue of the Americas, New York, New York (34)	Vice President and Assistant Secretary	From December 2007 to present	From September 2008 to present, Vice President of AXA Equitable; from September 2007 to present, Counsel of AXA Equitable; from March 2005 to September 2007, Investment Management Associate, Drinker Biddle & Reath, LLP; from September 2004 to March 2005, Associate, Ballard Spahr Andrews & Ingersoll, LLP.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (38)	Chief Compliance Officer, Vice President and Anti- Money Laundering (“AML”) Compliance Officer	Chief Compliance Officer from June 2007; Vice President and AML Compliance Officer from November 2005 to Present	From June 2007 to present, Vice President of AXA Equitable and Chief Compliance Officer of AXA Equitable’s Funds Management Group; from August 2005 to June 2007, Vice President of AXA Equitable and Deputy Chief Compliance Officer of AXA Equitable’s Funds Management Group; from March 2004 to August 2005, Vice President of AXA Equitable and Compliance Officer of AXA Equitable’s Funds Management Group.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (34)	Assistant AML Compliance Officer	From November 2005 to present	From September 2007 to present, Assistant Vice President and Compliance Risk Manager of AXA Equitable; from August 2005 to September 2007, Associate Compliance Officer of AXA Equitable; and from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management.
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (46)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.
*	Affiliated with the Manager and Distributors.
**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-292-4492 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available (i) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “Tools & Calculators” and click on “Proxy Voting” box under the “Investing Tools” column) and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Theodossios Athanassiades serves on its audit committee as an “audit committee financial expert” as defined in Item 3. Mr. Athanassiades is considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2008 $2,366,313 and fiscal year 2007 $2,283,981.

(b)	Audit-Related Fees for fiscal year 2008 $145,981 and fiscal year 2007 $147,462.

(c)	Tax Fees for fiscal year 2008 $528,262 and fiscal year 2007 $773,896.

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2008 $0 and fiscal year 2007 $0.

All other fees include amounts related to consultation on technical accounting or regulatory matters.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least three of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services include in (b) – (d) above was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2008 $6,649,433
For fiscal year 2007 $6,779,588

(h)	The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Disclosures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940”Act)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Amended and Restated Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
Chief Executive Officer
February 27, 2009

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
February 27, 2009